Filed with the Securities and Exchange Commission on December 30, 2025

1933 Act Registration File No. 033-20827

1940 Act Registration File No. 811-05518

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	381	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	386	[	X	]

(Check Appropriate Box or Boxes)

THE RBB FUND, INC.

(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (609) 731-6256

Copies to:

STEVEN PLUMP	JILLIAN L. BOSMANN, ESQUIRE
The RBB Fund, Inc.	Faegre Drinker Biddle & Reath LLP
615 East Michigan Street	One Logan Square, Suite 2000
Milwaukee, Wisconsin 53202-5207	Philadelphia, Pennsylvania 19103-6996

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	on December 31, 2025 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ABBEY CAPITAL FUTURES STRATEGY FUND
of
THE RBB FUND, INC.

CLASS I SHARES (TICKER: ABYIX)
CLASS A SHARES (TICKER: ABYAX)
CLASS C SHARES (TICKER: ABYCX)
CLASS T SHARES (Not Currently Available for Sale)

PROSPECTUS

December 31, 2025

Investment Adviser:

ABBEY CAPITAL LIMITED

8 St. Stephen’s Green
Dublin 2, Ireland

The Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	1
FUND INFORMATION	12
More Information About Fund Investments	12
More Information About Risks	12
Principal Risks	12
Non-Principal Risks	19
DISCLOSURE OF PORTFOLIO HOLDINGS	20
MORE INFORMATION ABOUT MANAGEMENT OF THE FUND	21
Investment Adviser	21
Trading Advisers	22
SHAREHOLDER INFORMATION	32
Pricing of Fund Shares	32
Sales Charges	33
Purchase of Fund Shares	36
Redemption of Fund Shares	40
Market Timing	41
Exchange Privilege	42
Dividends and Distributions	43
More Information About Taxes	43
Distribution Arrangements	46
Additional Information	46
FINANCIAL HIGHLIGHTS	47
APPENDIX A	A-1
FOR MORE INFORMATION ABOUT THE FUND	Back Cover

SUMMARY SECTION

Investment Objective

The investment objective of the Abbey Capital Futures Strategy Fund (the “Fund”) is to seek long-term capital appreciation. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the “Shares”). You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in Class A Shares or at least $250,000 in Class T Shares of the Fund. More information about these and other discounts is available from your financial professional, in the section of this Prospectus entitled “Shareholder Information – Sales Charges” and in the section of the Fund’s Statement of Additional Information (“SAI”) entitled “Purchase and Redemption Information – Reducing or Eliminating the Front-End Sales Charge.” Financial intermediaries may impose different sales charge waivers for Class A Shares and Class T Shares, and these variations are described in Appendix A of this Prospectus. Additionally, you may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class I Shares of the Fund, which are not reflected in the tables or the examples below.

	Class I	Class A	Class C	Class T
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	2.50%
Maximum Deferred Sales Charge (Load)	None	None(1)	1.00%(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(3)	1.77%	1.77%	1.77%	1.77%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	0.25%
Other Expenses	0.08%	0.08%	0.08%	0.08%(4)
Total Annual Fund Operating Expenses	1.85%	2.10%	2.85%	2.10%
Fee Waivers and/or Expense Reimbursements(5)	-0.06%	-0.06%	-0.06%	-0.06%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.79%	2.04%	2.79%	2.04%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A Shares made within 12 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(2)

The CDSC applies to redemptions of Class C Shares made within 12 months of purchase and will be assessed on an amount equal to the lesser of the offering price at the time of purchase of the shares redeemed and the net asset value of the shares redeemed at the time of redemption.

(3)

Management Fees include advisory fees paid to both Abbey Capital Limited (the “Adviser”) and one or more trading advisers (the “Trading Advisers”). There are no performance fees charged by the Adviser or Trading Advisers either at the Fund or at the Fund’s wholly-owned Subsidiaries.

(4)	“Other Expenses” for Class T Shares, which had not commenced operations as of the date of this Prospectus, are estimated for the current fiscal year.

1

(5)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.79%, 2.04%, 2.79% and 2.04% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, Class C Shares and Class T Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.79%, 2.04%, 2.79% or 2.04%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026 for Class I Shares, Class A Shares, Class C Shares and Class T Shares, and may not be terminated prior to that date without the approval of the Board of Directors of The RBB Fund, Inc. (the “Company”). If at any time the Fund’s Total Annual Fund Operating Expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.79%, 2.04%, 2.79% and 2.04%, as applicable, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class C or Class T Shares, or $1,000,000 in Class I Shares, in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$18,187	$57,587	$99,509	$216,427
Class A Shares	$770	$1,190	$1,634	$2,862
Class C Shares	$382	$877	$1,498	$3,172
Class T Shares	$452	$886	$1,345	$2,616

You would pay the following expenses on Class C Shares if you did not redeem your shares at the end of the period:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$282	$877	$1,498	$3,172

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, which leads to the 0% portfolio turnover rate reported above. If those instruments were included in the calculation, the Fund would have a high portfolio turnover rate.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

The Managed Futures strategy will be achieved by the Fund investing a portion of its assets in Abbey Capital Onshore Series LLC, a wholly-owned and controlled Delaware series limited liability company (the “Onshore Subsidiary”) and up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited, a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands (the “Cayman Subsidiary”). The Cayman Subsidiary will in turn invest all or substantially all of

2

its assets in segregated portfolios of Abbey Capital Offshore Fund SPC (the “SPC” and, together with the Onshore Subsidiary and the Cayman Subsidiary, the “Subsidiaries”), a wholly-owned and controlled segregated portfolio company incorporated under the acts of the Cayman Islands. The Cayman Subsidiary will serve solely as an intermediate entity through which the Fund will invest in the SPC. The Cayman Subsidiary makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets. The Adviser may allocate assets of the SPC and the Onshore Subsidiary to multiple Managed Futures portfolios (the “Segregated Portfolios”) that include investment styles or sub-strategies such as (i) trend following, (ii) discretionary, fundamentals-based investing with a focus on macroeconomic analysis, (iii) strategies that pursue both fundamental and technical trading approaches, (iv) other specialized approaches to specific or individual market sectors such as equities, interest rates, metals, agricultural and soft commodities, and (v) systematic trading strategies which incorporate technical and fundamental variables.

The Managed Futures strategy investments are designed to achieve capital appreciation in the financial and commodities futures markets. The Adviser intends to allocate the assets of the SPC and the Onshore Subsidiary to one or more Trading Advisers to manage in percentages determined at the discretion of the Adviser. Each Trading Adviser will manage one or more of its own Segregated Portfolios. Each Trading Adviser invests according to a Managed Futures strategy in one or a combination of (i) options, (ii) futures, (iii) forwards, (iv) spot contracts, or (v) swaps, including total return swaps, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. All commodities futures and commodities-related investments will be made in the Segregated Portfolios of the SPC. Each current Trading Adviser is registered with the CFTC as a Commodity Trading Advisor (“CTA”). Trading Advisers that are not registered with the SEC as investment advisers provide advice only regarding matters that do not involve securities.

The Fixed Income strategy invests the Fund’s assets primarily in investment grade fixed income securities (of all durations and maturities) in order to generate interest income and capital appreciation, which may add diversification to the returns generated by the Fund’s Managed Futures strategy.

The Fund’s Adviser seeks returns, in part, by (i) using Managed Futures strategy investments that are not expected to have returns that are highly correlated to the broad equity market, and (ii) through actively managed Fixed Income strategy investments that are not expected to have returns that are highly correlated to the broad equity market or the Managed Futures strategy. The Adviser believes that utilizing non-correlated strategies may mitigate losses in generally declining markets. However, there can be no assurance that losses will be avoided. Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets.

The trading strategies employ several different trading styles using different research and trading methodologies, in a wide range of global financial and commodity markets operating over multiple time frames. Many of the styles use systematic, automated trading systems, using a combination of mathematical, statistical, technical analysis, pattern recognition and macroeconomic models aimed at profiting from market trends of different durations. Trading Advisers may use discretionary approaches aimed at identifying value investments and turning points in trends. All Trading Advisers utilize a disciplined approach to risk management. The Adviser and Trading Advisers from time to time will employ hedging techniques. Key principles of the Fund’s sell discipline include predetermined relative-value objectives for sectors, issuers and specific securities, pricing performance or fundamental performance that varies from expectations, deteriorating fundamentals, overvaluation and alternative investments offering the opportunity to achieve more favorable risk-adjusted returns.

The markets traded include bonds, money markets, foreign exchange markets and commodity markets. Most of the trading is done in derivative markets, usually listed futures markets, but some trading in cash markets may take place when this is the most effective way to enter or exit a trading position. Both long and short positions will be taken in all markets traded. Contracts are positioned either long or short based on various characteristics related to their prices. For example, the Fund may short a particular underlying security or instrument if the Adviser or a Trading Adviser believes the price of the underlying security or instrument will decrease. The Fund invests in U.S. and non-U.S. markets and in developed and emerging markets.

3

As much of the trading within the Fund is in futures markets, the Fund is likely to have cash balances surplus to margin requirements. The cash portfolio will be invested on a short-term, highly liquid, basis, to meet margin calls on the futures positions.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, (the “1940 Act”) which means that the Fund may invest in fewer securities at any one time than a diversified fund. The Fund may not invest more than 15% of its net assets in illiquid investments. The Fund’s investments in certain derivative instruments and its short selling activities involve the use of leverage.

Generally, the SPC invests primarily in commodity futures but it may also invest in financial futures, options, forwards, spot contracts and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act and other investments intended to serve as margin or collateral for the SPC’s derivative positions. The Onshore Subsidiary only invests in financial futures, options, forwards, spot contracts and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for derivative positions. The Fund invests in the SPC in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Unlike the Fund and Onshore Subsidiary, the SPC may invest without limitation in commodity-linked derivatives. The Fund complies with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Subsidiaries. The Subsidiaries also comply with Section 17 of the 1940 Act relating to affiliated transactions and custody.

In addition, to the extent applicable to the investment activities of the Subsidiaries, the Subsidiaries are subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, none of the Subsidiaries will seek to qualify as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is, directly or indirectly, the sole shareholder of each Subsidiary and does not expect shares of the Subsidiaries to be offered or sold to other investors.

Principal Investment Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

The principal risk factors affecting shareholders’ investments in the Fund (and, indirectly, in the Subsidiaries) are set forth below.

● Commodity Sector Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, pandemics, embargoes or other trade barriers, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s Share value to fluctuate.

● Counterparty Risk: Counterparty risk is the risk that the other party(s) to an agreement or a participant to a transaction, such as a broker or the futures commission merchant, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

● Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities

4

rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor, or counterparty.

● Currency Risk: Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

● Cyber Security Risk: Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and its Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

● Derivatives Risk: The Fund’s investments in derivative instruments including options, forward currency exchange contracts, swaps and futures, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

● Emerging Markets Risk: Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

● Fixed Income Securities Risk: Fixed income securities in which the Fund may invest are subject to certain risks, including: interest rate risk, prepayment risk and credit/default risk. Interest rate risk involves the risk that prices of fixed income securities will rise and fall in response to interest rate changes. Prepayment risk involves the risk that in declining interest rate environments prepayments of principal could increase and require the Fund to reinvest proceeds of the prepayments at lower interest rates. Credit risk involves the risk that the credit rating of a security may be lowered.

5

● Foreign Investments Risk: International investing may be subject to special risks, including currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or through depositary receipts. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its net asset value (“NAV”). Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

● Forward and Futures Risk: The successful use of forward and futures contracts draws upon the Adviser’s and Trading Advisers’ skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market, and possible regulatory position limits and restrictions, for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisers and Trading Advisers’ inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

● Government Intervention and Regulatory Changes: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

In addition, Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and certain related investments. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

● Hedging Transactions Risk: The Adviser and Trading Advisers from time to time employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s and Trading Advisers’ ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Trading Advisers’ ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser and Trading Advisers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own cost.

● High Portfolio Turnover Risk: The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.

6

● Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser and Trading Advisers. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by the Fund. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield, and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. Certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. Interest rates in the United States and many other countries have risen in recent periods and may continue to remain elevated for the foreseeable future. In the case of the United States, longer-term inflationary pressure may result from the U.S. government’s fiscal policies and the Fund may experience higher interest rates over its investment horizon.

● Leveraging Risk: Investments in derivative instruments may give rise to a form of leverage. Trading Advisers may engage in speculative transactions which involve substantial risk and leverage, such as making short sales. The use of leverage by the Adviser and Trading Advisers may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

● Management Risk: The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

● Manager Risk: If the Adviser and Trading Advisers make poor investment decisions, it will negatively affect the Fund’s investment performance.

● Market Risk: The NAV of the Fund will change with changes in the market value of its portfolio positions. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Investors may lose money.

● Multi-Manager Dependence Risk: The success of the Fund’s investment strategy depends both on the Adviser’s ability to select Trading Advisers and to allocate assets to those Trading Advisers and on each Trading Adviser’s ability to execute the relevant strategy and select investments for the Fund and the Subsidiaries. The Trading Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund.

● New Adviser Risk: The Trading Advisers may be newly registered or not registered with the SEC and/or have not previously managed a mutual fund. Accordingly, investors in the Fund bear the risk that a Trading Adviser’s inexperience may limit its effectiveness.

● Non-Diversification Risk: The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

● Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.

● Quantitative Trading Strategies Risk: The Adviser and Trading Advisers may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in quantitative

7

analyses or models, or in the data on which they are based, could adversely affect the ability of the Adviser or a Trading Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

● Short Sales Risk: Short sales of securities may result in gains if a security’s price declines, but may result in losses if a security’s price rises. In a rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value. Short selling also involves the risks of: increased leverage, and its accompanying potential for losses; the potential inability to reacquire a security in a timely manner, or at an acceptable price; the possibility of the lender terminating the loan at any time, forcing the Fund to close the transaction under unfavorable circumstances; and the additional costs that may be incurred. The Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. Short sales “against the box” may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited.

● Subsidiary Risk: By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments. The derivatives and other investments held by the Subsidiaries are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiaries are not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, are not subject to all the investor protections of the 1940 Act. Changes in the laws or acts of the United States, Delaware and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiaries to continue to operate as they currently do and could adversely affect the Fund.

● Tax Risk: In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investment assets and other categories of investment income. Treasury Regulations provide that income from a foreign subsidiary that is a controlled foreign corporation is qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. Notwithstanding the treatment of controlled foreign corporations in the regulations, the Internal Revenue Service (“IRS”) may take the position that income earned by the Fund through the Cayman Subsidiary may not be qualifying income because of its investment in commodities. Additionally, the IRS may take the position that certain commodity-linked structured notes may not be qualifying income. A recharacterization of income from the Cayman Subsidiary or commodity-linked structured notes could cause the Fund to fail to qualify as a RIC. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. Changes in the laws or acts of the United States, Delaware and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiaries to operate as described in this Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary or the SPC. If Cayman Islands act changes such that the Cayman Subsidiary and/or the SPC must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I Shares from year to year. The bar chart assumes reinvestment of all dividends and distributions. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.abbeycapital.com or by calling 1-844-261-6484 (toll free).

8

Abbey Capital Futures Strategy Fund – Class I Shares
Total Returns for Calendar Years Ended December 31

During the period shown in the chart, the highest quarterly return was 9.10% (for the quarter ended March 31, 2022) and the lowest quarterly return was -5.87% (for the quarter ended December 31, 2022).

The year-to-date total return of the Fund’s Class I Shares as of September 30, 2025 was -1.27%.

Average Annual Total Returns

The following table, which includes all applicable sales loads, compares the average annual total returns of the Class I Shares, Class A Shares and Class C Shares for the one-year, five-year, and since inception periods to a broad-based market index for the same periods. For Class A Shares, the table reflects the impact of the maximum sales charge of 5.75%. For this reason, returns for Class A Shares will be lower than those of Class I and Class C Shares. Average annual returns for Class T Shares are not included because they had not commenced operations prior to the date of this Prospectus. The returns for Class T Shares would be substantially similar to returns for Class I Shares because the shares are invested in the same portfolio of securities, and would differ only to the extent that the classes have different expenses.

	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	10 Years	Since Inception July 1, 2014
Class I Shares
– Return Before Taxes	1.12%	5.03%	2.71%	4.26%
– Return After Taxes on Distributions(1)	0.26%	3.21%	1.48%	2.99%
– Return After Taxes on Distributions and Sale of Fund Shares(1)	0.66%	3.19%	1.61%	2.83%
Class A Shares
– Return Before Taxes	-4.98%	3.51%	1.84%	3.41%
Class C Shares
– Return Before Taxes	-0.92%	3.99%	1.70%	3.23%
S&P 500® Total Return Index (reflects no deduction for fees, expenses and taxes)	25.02%	14.53%	13.10%	13.00%

(1)

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax

9

return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only. After-tax returns for Class A Shares, Class C Shares and Class T Shares will vary.

(2)

Class I Shares commenced operations on July 1, 2014, Class A Shares commenced operations on August 29, 2014, and Class C Shares commenced operations on October 6, 2015. Performance shown prior to inception of the Class A Shares and Class C Shares is based on the performance of Class I Shares, adjusted for the higher expenses applicable to Class A Shares and Class C Shares, respectively.

Management of the Fund

Investment Adviser and Trading Advisers

Abbey Capital Limited, 8 St. Stephen’s Green, Dublin 2, Ireland, serves as the investment adviser to the Fund. Aspect Capital Limited, Crabel Capital Management, LLC, Episteme Capital Partners (UK), LLP, Graham Capital Management, LP, P/E Global LLC, QMS Capital Management LP, Revolution Capital Management, LLC, R. G. Niederhoffer Capital Management, Inc., Systematica Investments Limited (acting as the general partner of Systematica Investments LP), Tudor Investment Corporation, Welton Investment Partners LLC and, Winton Capital Management Limited each serve as a Trading Adviser to the Fund.

Portfolio Managers

The Fund is managed by the following co-portfolio managers.

	Title	Portfolio Manager Since:
Abbey Capital Limited
Anthony Gannon	Founder and Chief Investment Officer	Inception (July 1, 2014)
John Twomey	Director of Research	January 1, 2026

Purchase and Sale of Information

The minimum initial investment for Class A Shares, Class C Shares and Class T Shares is $2,500, and the minimum initial investment for Class I Shares is $1,000,000. There is a minimum amount of $100 for subsequent investment in Class A Shares, Class C Shares and Class T Shares, and $1,000 in Class I Shares. Class T Shares are not currently available for sale. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations, as further detailed in the section entitled “Purchase of Fund Shares – Purchases Through Intermediaries.”

You can purchase and redeem Shares of the Fund only on days the New York Stock Exchange (“NYSE”) is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals that have entered into a distribution agreement with the Fund’s distributor (collectively, “Service Organizations”). Class T Shares, once available for sale, will be available only to investors who are investing through a Service Organization. Not all Service Organizations will make Class T Shares available to their clients. You may redeem Class T Shares on any business day by contacting your Service Organization. Consult Appendix A and a representative of your Service Organization about the availability of Class T Shares. Class I Shares, Class A Shares and Class C Shares of the Fund may also be purchased and redeemed directly through the Company by the means described below.

Purchase and Redemption by Mail:

Regular Mail: Abbey Capital Futures Strategy Fund c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Overnight Delivery: Abbey Capital Futures Strategy Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Avenue, Suite 219252 Kansas City, MO 64105-1307

10

Purchase by Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-844-261-6484 to confirm the current wire instructions for the Fund.

Redemption by Telephone:

Call the Transfer Agent at 1-844-261-6484.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

FUND INFORMATION

More Information About Fund Investments

This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. More information about the Fund’s investments and portfolio management techniques, and related risks, is included in the Statement of Additional Information (“SAI”).

The investment objective of the Fund is to seek long-term capital appreciation. Current income is a secondary objective. The Fund’s investment objective is non-fundamental and may be changed by the Board of Directors of the Company (the “Board”) without the approval of the Fund’s shareholders. However, as a matter of policy, the Fund would not materially change its investment objective without informing shareholders at least 60 days in advance of any such change.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund’s SAI. There is no guarantee that the Fund will achieve its investment objective.

More Information About Risks

The following provides additional information about the principal and certain non-principal risks of investing in the Fund and, indirectly, in the Subsidiaries. More information about the Fund’s risks is included in the SAI.

Principal Risks

Commodity-Linked Derivatives. The Fund may gain exposure to the commodities markets through commodity-linked structured notes, swap agreements and commodity futures and options. These instruments have one or more commodity-dependent components. They are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index or other readily measurable economic variable. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. There cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.

Counterparties. To the extent the Fund invests in loans or securities traded over-the-counter, swaps, “synthetic” or derivative instruments, repurchase agreements, certain types of options or other customized financial instruments, the Fund takes the risk of non-performance by the other party to the contract. The participants in the over-the-counter market may not be subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. This risk may include credit risk of the counterparty and the risk of settlement default. This risk may differ materially from those entailed in exchange-traded transactions that generally are supported by guarantees of clearing organizations, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

12

Credit/Default Risk. The credit rating of an issuer or guarantor of a security in which the Fund invests may be lowered or an issuer or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations. The Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of a loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. The risk of loss due to default by issuers of lower-rated securities is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The Fund also may incur additional expenses in seeking recovery on defaulted securities. The creditworthiness of firms used by the Fund to effect securities transactions in emerging and frontier market countries may not be as strong as in some developed countries. As a result, the Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information (including private shareholder information), corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s Adviser and other service providers (including, but not limited to, Fund accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Derivative Contracts. The Fund may, but need not, use derivative contracts for any of the following purposes:

●	To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased;

●	As a substitute for buying or selling currencies or securities; or

●	To seek to enhance the Fund’s return in non-hedging situations (which is considered a speculative activity).

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. The Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

13

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. The use of derivatives is subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

●

Forward and Futures Risk. The successful use of forward and futures contracts draws upon the Adviser’s and Trading Advisers’ skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market, and possible regulatory position limits and restrictions, for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

●

Forward Contracts. The Fund may utilize forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Adviser would otherwise recommend, to the possible detriment of the Fund.

●

Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Fixed Income Investments. The Fund invests a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The principal debt investments of the Fund will be fixed and floating rate securities with no reset terms.

14

The credit quality of securities held in the Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, the Fund treats the security as being rated in the higher rating category. The Fund invests primarily in investment grade fixed income securities that are rated as low as Baa by Moody’s Investors Service or BBB by S&P Global Ratings (or their equivalents, or, if unrated, determined by the Adviser or applicable Trading Adviser to be of comparable credit quality). The Fund may choose not to sell securities that are downgraded below those credit ratings after their purchase. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets.

Foreign Securities. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

In addition, the Fund may invest in securities traded or denominated in foreign currencies and in multinational currencies such as the Euro. The Fund will value its securities and other assets in U.S. dollars. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks, which include more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. Further, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation. The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve its investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render

15

valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Government Intervention and Regulatory Changes. The Dodd-Frank Act significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions, including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk. In addition, the Fund is required to comply with Rule 18f-4 under the 1940 Act and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. See “Derivatives Contracts” above for additional information.

Interest Rate Risk. During periods of rising interest rates, the market value of the Fund’s fixed-income securities will tend to be lower than prevailing market interest rates. In periods of falling interest rates, the market value of the Fund’s fixed-income securities generally will tend to be higher than prevailing market interest rates. Prices of longer-term fixed income securities are typically more sensitive to changes in interest rates than prices of shorter-term fixed-income securities. Significant upward pressure on domestic interest rates and a corresponding widening of credit spreads could negatively impact the market price of emerging debt markets. Certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested.

Interest Rate Swaps, Total Return Swaps, Credit Default Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.

●

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

●

Total Return Swaps. Total return swaps are contracts that obligate one party to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

●

Credit Default Swaps. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.

●

Options on Swaps (“swaptions”). Swaptions are options to enter into a swap agreement. The Fund may also purchase and write (sell) swaptions. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

●

Interest Rate Caps. Interest rate caps entitle the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.

16

●

Interest Rate Floors. Interest rate floors entitle the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

●	Interest Rate Collars. Interest rate collars combine a cap and a floor that are designed to preserve a certain return within a predetermined range of interest rates.

The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return (which is considered a speculative activity). The use of swaps, swaptions, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or a Trading Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Leveraging Risk. The Fund’s use of futures, forward contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. The use of leverage by the Adviser and Trading Advisers may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also use borrowed funds to create leverage. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and instruments purchased with such proceeds does not cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. In the event of a sudden, precipitous drop in value of the Fund’s assets, the Fund may not be able to liquidate assets quickly enough to pay off its borrowing. Short sales of securities also involve the use of leverage. Using this investment technique may adversely affect the Fund’s NAV or total return.

Market Risk. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its investments. The market value of the Fund’s holdings is based upon the market’s perception of value and is not necessarily an objective measure of an investment’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments and may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

The COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect the Fund’s performance.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure

17

to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Quantitative Trading Strategies Risk. The Adviser and Trading Advisers may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, changing sources of market returns, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues), among others. Any errors or imperfections in quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of the Adviser or a Trading Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

Across the industry, there has been an increasing trend towards utilizing machine learning, natural language processing, artificial generative intelligence, artificial neural networks, artificial narrow intelligence, or similar tools, models and systems generally referred to as “artificial intelligence” (collectively, “AI Tools”) as part of portfolio management, trading, portfolio risk management and other applications in the investment management processes used by various market participants, including certain Trading Advisors. Many AI Tools are relatively recent and novel developments and may be subject to one or more undetected errors, defects or security vulnerabilities. The processes by which some AI Tools produce any particular output might be difficult (or impossible) to understand, to explain, or to replicate, and there is a risk that any particular output will be unreliable, whether because such output appears to be accurate but is not or contains other errors. Some errors may be discovered only after an AI Tool has been used by end customers or after substantial operations in the marketplace. Any errors, defects or security vulnerabilities discovered after such AI Tools are in widespread operation could result in substantial loss of revenues or assets, or material liabilities, reputational risks or sanctions.

Short Sales. The Fund engages in short sales – including those that are not “against the box,” which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short – in accordance with the provisions of the 1940 Act. In a typical short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issuer and quantity at some future date. The Fund realizes a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales “against the box” may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 95% of the value of the Fund’s assets.

18

Subsidiary Risk. The Fund will make investments through its direct and indirect wholly-owned Subsidiaries organized under the acts of the Cayman Islands and the laws of the State of Delaware. By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments. The derivatives and other investments held by a Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiaries will be achieved.

The Subsidiaries are not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, are not subject to all the investor protections of the 1940 Act. However, the Fund, directly or indirectly, wholly owns and controls the Subsidiaries, making it unlikely that a Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiaries, and the Fund’s role as the direct or indirect sole shareholder of each Subsidiary. The Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Changes in the laws or acts of the United States, Delaware and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiaries to operate as described in this Prospectus and in the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary or the SPC. If Cayman Islands act changes such that the Cayman Subsidiary and/or the SPC must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Tax Risk. There is a risk that the IRS could assert that the income derived from the Fund’s investment in certain commodity-linked structured notes will not be considered qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. In 2006, the IRS had published a ruling that income realized from swaps with respect to a commodities index would not be qualifying income. In a number of private letter rulings issued during 2006-2011, the IRS ruled that the income of such a foreign subsidiary would be qualified income each year even if it is not actually distributed to the RIC each year, but in 2011 the IRS suspended the issuance of such rulings. In addition, during 2006-2011, the IRS had also issued private letter rulings to regulated investment companies concluding that income derived from their investment in certain commodity-linked structured notes would constitute qualifying income to a fund. In 2011, the IRS indicated that the granting of these types of private letter rulings was suspended, pending further internal review of the subject. In 2016, the IRS announced that it would not issue any such rulings in the future, and it revoked the previously issued rulings. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. For more information, see “More Information About Taxes”.

Non-Principal Risks

Equity and Equity-Related Securities. The Fund may invest in equity securities, including exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts (“REITs”), and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund’s NAV to fluctuate. The number of issuers in the Fund’s portfolio will vary over time.

19

Exchange-Traded Funds (“ETFs”). The Fund may invest in ETFs to the extent permitted by the 1940 Act and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The Fund may incur brokerage fees in connection with its purchase of ETF shares. Certain ETFs may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

Illiquid Investments Risk. Investing in illiquid investments is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities. Less liquid investments that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such investments.

Other Investment Companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies (including issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act), but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. Investments in issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act will generally be considered illiquid investments and would be subject to the Fund’s 15% limitation on investments in illiquid investments. The SEC has adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission on the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022.

Redemptions. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid investments at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity issues may also make it difficult to value the Fund’s investments.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The SAI is incorporated herein.

20

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

Investment Adviser

Abbey Capital Limited, an Irish limited company founded in 2000, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 8 St. Stephen’s Green, Dublin 2, Ireland. As of September 30, 2025, the Adviser had over $7.2 billion in assets under management. The Adviser is registered as an Investment Adviser with the SEC and as a CTA and a Commodity Pool Operator (or “CPO”) with the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association (the “NFA”).

The Fund is managed by the Adviser and one or more Trading Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at the annual rate of 1.77% of its average annual net assets, payable on a monthly basis in arrears. The Adviser compensates the Trading Advisers out of the advisory fee that it receives from the Fund.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.79%, 2.04%, 2.79% and 2.04% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, Class C Shares and Class T Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.79%, 2.04%, 2.79% or 2.04% as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026 for Class I Shares, Class A Shares, Class C Shares and Class T Shares and may not be terminated prior to that date without the approval of the Board. If at any time the Fund’s Total Annual Fund Operating Expenses for a year are less than 1.79%, 2.04%, 2.79% or 2.04%, as applicable, the Adviser may recoup any waived amount from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser if such reimbursement does not cause the Fund to exceed existing expense limitations. For the fiscal year ended August 31, 2025, after waivers, the Adviser received 1.71% of the Fund’s average net assets in investment advisory fees from the Fund. Had fee waivers not been in place, the Adviser would have received 1.77% of the Fund’s average net assets in investment advisory fees from the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Adviser and trading advisory agreements with each of the Trading Advisers is available in the Fund’s annual financial statements on Form N-CSR for the fiscal year ended August 31, 2025, and may be obtained by calling 1-844-261-6484 or visiting the SEC’s website at www.sec.gov.

Anthony Gannon and John Twomey are the portfolio managers primarily responsible for the day-to-day management of the Fund.

Anthony Gannon (Founder and Chief Investment Officer) founded the Adviser in 2000 with a vision to create an alternative investment business providing multi-manager funds specializing in the managed futures and foreign exchange sectors of the hedge fund industry. Over its twenty five year history, Mr. Gannon has overseen the Adviser’s growth from a start-up to a global company which is currently one of the largest independent allocators in the CTA industry. Prior to founding the Adviser, Mr. Gannon was a co-founder of Allied Irish Capital Management (AICM), a multi-manager CTA, in conjunction with Allied Irish Banks. He helped to grow the company to become one of the largest European CTAs, with funds under management growing from an initial $50 million to in excess of $1.4 billion. Mr. Gannon has more than 35 years of investment experience in the managed futures industry. He is recognized and acknowledged as a leader in the industry globally and is a regular guest speaker at alternative investment industry conferences. Mr. Gannon graduated with a Bachelor of Commerce degree and a Masters in Business Studies with Finance from University College Dublin, Ireland.

John Twomey is the Director of Research at the Adviser. As Director of Research, Mr. Twomey is responsible for the firm’s investment research and portfolio oversight functions, including CTA analysis and due diligence, quantitative modelling, portfolio construction, market analysis, and liquidity management. Mr. Twomey joined the Adviser in 2009 and was promoted to Director of Research in 2021. Mr. Twomey

21

is a member of the Adviser’s Leadership Team and Investment Committee. Mr. Twomey holds an M.Sc. in Financial Economics and a B.Sc. in Finance (both First-Class Honors) from University College Cork (UCC). He is a Chartered Alternative Investment Analyst (CAIA) and has published research in the Journal of Wealth Management on Managed Futures as an Inflation hedge.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Trading Advisers

The Adviser has entered into a trading advisory agreement with each Trading Adviser to manage a portion of the Subsidiaries’ assets. Each Trading Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Trading Advisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Trading Adviser’s adherence to its investment style. The Board supervises the Adviser and the Trading Advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of Trading Advisers recommended by the Adviser.

The Fund and the Adviser have received an exemptive order from the SEC that permits the Adviser, without shareholder approval and subject to certain conditions, to terminate existing Trading Advisers or hire new Trading Advisers for the Fund, to materially amend the terms of particular agreements with Trading Advisers or to continue the employment of existing Trading Advisers after events that would otherwise cause an automatic termination of a trading advisory agreement. This arrangement has been approved by the Board and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Trading Advisers when the Board and the Adviser feel that a change would benefit the Fund. The exemptive order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of trading advisory agreements.

Not all of the Trading Advisers listed for a Subsidiary may be actively managing assets for that Subsidiary at all times. Subject to the oversight of the Board, the Adviser may temporarily allocate a Subsidiary’s assets away from a Trading Adviser. Situations in which the Adviser may make such a determination include changes in the level of assets in the Fund, changes to the Adviser’s view of the Trading Adviser’s current opportunities, changes in a Trading Adviser’s personnel or a Trading Adviser’s adherence to an investment strategy.

The following provides additional information about each Trading Adviser and the Trading Adviser’s investment teams.

Aspect Capital Limited

The Adviser has entered into a trading advisory agreement with Aspect Capital Limited (“Aspect”) to manage a portion of the Fund’s assets using the Aspect Core Diversified Program. Aspect is a private limited company formed in 1998 and based in London, United Kingdom. Aspect’s main office is located at 10 Portman Square, London W1H 6AZ, United Kingdom. Aspect is registered with the CFTC as both a CTA and a CPO and is a member of the NFA in such capacities. Aspect’s philosophy is predominantly focused on capturing medium-term trend opportunities across a broad spectrum of diversified market sectors, applying a systematic and research driven approach.

All portfolio and investment procedures for the Aspect Core Diversified Program are overseen by Aspect’s Investment Committee (“IC”). Aspect’s IC has overall responsibility for the operation of all of Aspect’s Programs. The IC is chaired by Anthony Todd (Chief Executive Officer) and also comprises Martin Lueck (Research Director), Christopher Reeve (Chief Risk Officer), Max Xu (Portfolio Manager), Jack Haberfield (Principal Researcher), Razvan Remsing (Director of Investment Solutions) and Alexis Blair (Director of Trading).

Anthony Todd – Chief Executive Officer

Mr. Todd co-founded Aspect in September 1997 and is the Chief Executive Officer of Aspect. Mr. Todd chairs Aspect’s Executive Board, which determines Aspect’s overall corporate and strategic direction, chairs Aspect’s Investment Committee and takes Board level responsibility for investment risk and model risk management. Before establishing Aspect, Mr. Todd worked for five years (from March 1992 to October 1997) at Adam, Harding and Lueck Limited (AHL) initially as Director of Financial

22

Engineering and Product Development, before moving to Switzerland as Director of Marketing and Institutional Sales. Prior to this role, Mr. Todd was a strategy consultant at Mars & Co., a Paris based consultancy, from September 1990 to March 1992. From July 1989 to July 1990, Mr. Todd studied at INSEAD in France, and from September 1982 to June 1989 he was with UBS, an international investment bank, in London as Assistant Director in the International Government Bond Group. Mr. Todd holds a B.A. in Physics from Oxford University and an M.B.A. from INSEAD in France.

Martin Lueck – Research Director and President of Aspect Capital Inc.

Mr. Lueck co-founded Aspect in September 1997. As Research Director, Mr. Lueck oversees the Research team responsible for generating and analysing fundamental research hypotheses for development of all Aspect’s investment programmes. Mr Lueck is also a member of Aspect’s Investment Committee. Prior to founding Aspect, Mr. Lueck was with Adam, Harding and Lueck Limited (AHL), which he co-founded in February 1987 with Michael Adam and David Harding. Man Group plc (a leading global provider of alternative investment products and solutions) completed the purchase of AHL in 1994 and Mr. Lueck left in 1996. At AHL, Mr. Lueck was instrumental in developing AHL’s trading systems and approach to research as well as the proprietary software language that provided the platform for all of AHL’s product engineering and implementation. From May 1996 through August 1997, Mr. Lueck was on gardening leave from AHL during which time he helped establish his wife’s publishing business Barefoot Books. Mr. Lueck was a Director of Research at Brockham Securities Limited, a London based commodity trading advisor, from October 1984 to February 1987 and an executive in the Japanese Equity Sales department of Nomura International, a provider of financial services for individual, institutional, corporate, and government clients, from January to October 1984. Mr. Lueck serves on the Board of the National Futures Association. He holds an M.A. in Physics from Oxford University and currently serves as Chair of the Oxford Physics Development Board.

Christopher Reeve – Chief Risk Officer

Mr. Reeve joined Aspect in January 2005 and was appointed to the firm’s Executive Board as Chief Risk Officer in November 2024. In this role, he is responsible for all investment and model-related risks associated with Aspect’s portfolios, including the review of all new research and strategies and post-trade risk monitoring. He is a member of the Investment Committee, which is responsible for reviewing and approving all research leading to new or improved trading strategies and for the ongoing monitoring of existing strategies and client portfolios. Mr. Reeve began his career at Aspect as a member of the Research Team, focusing on risk reviews of new investment strategy research. He then became a member of what is now the Investment Solutions Team in 2006, Head of Investment Solutions in February 2014 and Director of Investment Solutions in May 2015, before being appointed as Director of Risk in September 2018. Mr. Reeve holds a first-class master’s degree in chemistry from the University of Oxford. Mr. Reeve previously served in the British Army as a second lieutenant in the Welsh Guards, commanding an infantry platoon on training and ceremonial duties.

Max Xu – Portfolio Manager

Max Xu is a Principal Researcher and Portfolio Manager within Aspect’s Research team. As Portfolio Manager for the Aspect Diversified, Core Diversified, Absolute Return and China Diversified Programmes, she has primary responsibility for leading the ongoing research effort as it relates to these strategies, agreeing the research agenda with and reporting to the Investment Committee, and managing programme releases. Max is also a member of the Investment Committee, which is responsible for reviewing and approving all research leading to new or improved trading strategies and for the ongoing monitoring of existing strategies and client portfolios. Since joining Aspect in 2008 she has accumulated over 15 years’ experience in portfolio construction and the development of quantitative investment strategies. Prior to joining Aspect, Max worked at BNP Paribas Asset Management from 2005 to 2008 where she developed quantitative FX trading strategies for their diversified currency programme. Max holds an MSc in Financial Mathematics (Distinction) from Cass Business School and a BSc in Biological Science from Peking University in China. She is also a CFA Charterholder.

Jack Haberfield – Principal Researcher

Jack Haberfield is a Principal Researcher leading Aspect’s CTA & Macro research. In this role, he is involved in all elements of research, from idea generation through to implementation. Jack is also a member of the Investment Committee, which is responsible for reviewing and approving all research

23

leading to new or improved trading strategies and for the ongoing monitoring of existing strategies and client portfolios. He joined Aspect as member of the Risk Methodology Team in 2005, before moving across to the Research Team in 2010, where he was promoted to Senior Research Specialist in 2011, and then to Principal Researcher in 2015. Jack holds a 1st class BA in Physics from Oxford University.

Razvan Remsing – Director of Investment Solutions

Razvan Remsing joined Aspect Capital in July 2010 and is Director of Investment Solutions. Razvan and his team are an integral part of the product development and research functions at Aspect and they provide quantitative expertise to Aspect’s clients on the investment process and the development of new product ideas. His primary responsibility is client engagement on matters relating to strategies, products, performance and research. Razvan is also a member of the Investment Committee, which is responsible for reviewing and approving all research leading to new or improved trading strategies and for the ongoing monitoring of existing strategies and client portfolios. Prior to joining Aspect, Razvan worked at Skybound Capital, Clear Horizon Capital, and PeregrineQuant (now Vunani Fund Managers) in various quantitative research roles. He graduated with distinctions in Mathematics, Applied Mathematics and Physics from Rhodes University. He holds a BSc (Hons) in Theoretical Physics from Wits University and was awarded an MSc in Financial Mathematics from the University of Cape Town and is a CFA Charter holder.

Alexis Blair – Director of Trading

Alexis Blair joined Aspect in January 2001 and is Director of Trading. He is also a member of the Investment Committee, which is responsible for reviewing and approving all research leading to new or improved trading strategies and for the ongoing monitoring of existing strategies and client portfolios. Since joining Aspect, Alexis has covered several positions within the Execution team, initially starting on the Commodities desk and then later specializing in FX as a Senior Trader. From January 2011, Alexis oversaw the management of the Financials execution desk and was heavily involved in the research process to develop Aspect’s execution systems. In April 2013, Alexis was appointed Co-Head of Aspect’s Execution team before later being appointed sole head of the team in July 2014. Alexis graduated from Sheffield Hallam University in 1998.

Crabel Capital Management, LLC

The Adviser has entered into a trading advisory agreement with Crabel Capital Management, LLC (“Crabel”) to manage a portion of the Fund’s assets using the Crabel Advanced Trend Program. Crabel is organized as a Wisconsin limited liability company and its main office is located at 1999 Avenue of the Stars, Suite 2060, Los Angeles, California 90067. Crabel is registered as a CTA and CPO with the CFTC and is a member of the NFA. Crabel is also registered as an investment adviser with the SEC. Crabel is a global alternative investment firm specializing in systematic, automated trading of global futures and foreign exchange instruments.

Michael Pomada - President and Chief Executive Officer

Michael Pomada is the President and Chief Executive Officer of Crabel and is a member of the firm’s Management Committee. He began his career in the interactive entertainment industry in sales and business development. After completing his MBA, Mr. Pomada went to UBS before managing portfolios for Manchester Trading (Niederhoffer) & Coast Asset Management. Upon joining Crabel in 2008, Mr. Pomada managed an equity portfolio while assisting in the oversight of Crabel’s equity strategies. Starting in late 2009, Mr. Pomada and a colleague led the effort to revamp the firm’s execution processes, infrastructure and algorithmic trading/microstructure research. Mr. Pomada joined the firm’s Management Committee in 2010 and became Chief Operating Officer in June 2011. In July 2016 he was promoted to Chief Executive Officer and President. In this role, Mr. Pomada focuses on research and product development and continues to oversee the front office teams. Mr. Pomada has been registered as an NFA associate member and an associated person of Crabel since May of 2012 and listed as a principal of Crabel since January of 2013.

Grant Jaffarian - Portfolio Manager

Grant Jaffarian is a Portfolio Manager at Crabel and is a member of the firm’s Management Committee. He began his career at Belgium-based Analytic Investment Management, a high turnover futures manager acquired by Robeco Bank. Upon leaving Analytic Investment, Mr. Jaffarian founded Petra Intraday, a short term systematic emerging manager. In 2004, Mr. Jaffarian joined Efficient Capital

24

Management, LLC where he served as Chief Investment Officer before departing in December 2012. Mr. Jaffarian founded AlphaTerra, LLC in April 2013 to work with promising quant systematic trading strategies. In March 2014, AlphaTerra was acquired by Crabel and Mr. Jaffarian assumed the role of Portfolio Manager for the Crabel Advanced Trend Program. Mr. Jaffarian joined the firm’s Management Committee in April 2016. Mr. Jaffarian has been listed as a principal and associated person of Crabel since January 2017.

Episteme Capital Partners (UK), LLP

The Adviser has entered into a trading advisory agreement with Episteme Capital Partners (UK), LLP (“Episteme Capital”) to manage a portion of the Fund’s assets using the Episteme Capital Emerald program. Episteme Capital is an independent quantitative investment manager founded in 2009 that manages capital for a global client base. Episteme Capital’s main office is located at 39 Dover Street, London W1S 4NN, United Kingdom. Across the team there is broad and practical experience spanning market cycles, asset classes and investment styles. Episteme Capital combines this experience with theory and quantitative techniques to design distinctive systematic strategies within a pragmatic risk management framework. The Episteme Emerald Program is a quantitative systematic macro program, which blends fundamental and technical strategies implemented through a diversified set of futures and FX markets.

Adrian Eterovic is a founding Principal of Episteme Capital and its CEO and Chief Investment Officer. Mr. Eterovic was a Principal of JWM Partners from 2000 to 2009, the CEO of JWM Partners (UK) from 2004 to 2009 and was co-chairman of JWM Partners’ Investment Committee from 2003 to 2005. From 1993 to 1999 he was with Long-Term Capital Management and prior to that he was with Salomon Brothers Inc. (1993) and Merrill Lynch (1992). He holds an M.Sc. in Statistics from Imperial College London (2015), a Ph.D. and an M.A. in Economics from Harvard University (1994), an Sc.D. and two M.S. in Structural, Mechanical, and Civil Engineering (respectively) from the Massachusetts Institute of Technology (1992), and a B.S. in Physics and a Mechanical and Electrical Engineering degree from the National University of Cordoba (1987).

Richard Leahy is a founding Principal of Episteme Capital and a member of the management committee. Mr. Leahy was a Principal of JWM Partners from 2000 to 2009, and prior to that he was a Principal of Long-Term Capital Management since 1993. Mr. Leahy is a former Managing Director of Salomon Brothers and Co-Head of the Mortgage Securities Department. Mr. Leahy began his career at Merrill Lynch in 1972. He holds a B.S. degree in Economics from Boston State College (1970) and attended graduate school at the University of Pennsylvania.

Gustavo Lau is a founding Principal of Episteme Capital and its Head of Operations. Mr. Lau was a senior fixed income trader at JWM Partners from 2000 to 2009, and prior to that he was with Long-Term Capital Management (UK) since 1994. He holds a Ph.D. in Computer Science (2019) from the Universitat Polit?cnica de Catalunya, an M.S. degree in Computer Science (1988) and two B.S. in Mathematics (1988) and Computer Science (1986) from the Universidad Simon Bolivar, Venezuela. He also attended the MBA program at the IESE Business School, Spain (1994). Mr. Lau is a Mathematics Masterclasses lecturer for the Royal Institution of Great Britain.

Jameel Kassam is a Principal of Episteme Capital and co-head of Research. Mr. Kassam was a Strategist at Episteme Capital from its inception and prior to that he held the same role at JWM Partners from early 2007. As part of both positions, he has been involved in the research, development and trading of systematic strategies. He holds an MPhys degree in Physics from the University of Oxford (2006).

Gina Roman is a Principal of Episteme Capital and its Chief Financial Officer. Ms. Roman was previously Controller at JWM Partners from 2000 to 2009. Ms. Roman was Assistant Controller at LTCM. Previously practiced as a CPA in Pennsylvania (1985- 1993) and worked as a CFO of a privately held International Textile company (1994- 1999). Ms. Roman is a graduate of Temple University with a Bachelor of Business Administration Degree, Accounting major.

Helaine Rosenbaum Dryden is a Principal of Episteme Capital and its General Counsel & Chief Compliance Officer. Ms. Dryden was previously General Counsel & Chief Compliance Officer at JWM Partners from 2000 to 2009. Prior to JWMP, she was Associate General Counsel of LTCM since August 1997. She started her legal career in 1994 as an associate at Debevoise & Plimpton. From July 1989 to July 1991, she was employed by Morgan Stanley & Co. as a financial analyst. Ms. Dryden holds a B.A.

25

degree in Economics from U.C. Berkeley (1989) and a J.D. degree from Harvard Law School (1994). She is admitted to the New York and Arizona Bars. She is also a member of the Impact Investment Exchange (IIX) Advisory Board.

Osvaldo Canavosio is a Principal of Episteme Capital. Mr. Canavosio was previously at Man FRM in New York for over ten years, serving most recently as Head of Manager Research and a member of Man FRM’s Investment Committee and Management Committee. From 2004 to 2008, Mr. Canavosio worked at Vega Asset Management/Proxima Alfa Investments in New York, where he was a Managing Director for Business Development. Before this he was Head Trader at Citibank Argentina. Mr. Canavosio holds a master’s degree in Finance from Universidad Torcuato Di Tella (1999) in Argentina and an Economics degree (honors) from Universidad Católica Argentina (1996). He is also a CFA Charterholder.

Graham Capital Management, LP

The Adviser has entered into a trading advisory agreement with Graham Capital Management, L.P. (“GCM”) to manage a portion of the Fund’s assets using the Graham Tactical Trend Program. GCM is a Connecticut based company formed in 1994. GCM’s main offices are located at 40 Highland Avenue, Rowayton, CT 06853. GCM is registered with the CFTC as a CTA and CPO and is a member of the NFA. GCM is also registered with the Securities and Exchange Commission as an Investment Adviser. For nearly three decades, GCM has specialized in providing compelling quantitative and discretionary alpha opportunities across a variety of market environments that seek low correlation to traditional investments. GCM’s quantitative trading programs or models produce trading signals on a largely automated basis when applied to market data.

Kenneth G. Tropin – Chairman: Mr. Tropin founded GCM in May 1994. Mr. Tropin developed the firm’s original trading programs and is responsible for the overall management of the organization, including the investment of its proprietary trading capital.

Pablo Calderini – Vice Chairman and Co-Chief Investment Officer: Mr. Calderini jointly oversees and supervises GCM’s discretionary and systematic portfolio manager teams, trading, and research, alongside Jens Foehrenbach, President and Co-Chief Investment Officer. He joined GCM in August 2010 and became an Associated Person and Principal of GCM effective August 13, 2010. Mr. Calderini received a BA in Economics from Universidad Nacional de Rosario in 1987 and a Masters in Economics from Universidad del CEMA in 1989, each in Argentina.

Jens Foehrenbach, CFA – President and Co-Chief Investment Officer of GCM and jointly oversees and supervises GCM’s discretionary and systematic portfolio manager teams, trading, and research, alongside Pablo Calderini, Vice Chairman and Co-Chief Investment Officer. He joined GCM in February 2025. Prior to joining GCM, he worked at Man Group from September 2008 to February 2025, most recently as Head of Public Markets within Discretionary Investments at Man Group. Mr. Foehrenbach served in several capacities for the Man Group during his tenure at the firm, including Chief Investment Officer of Man Solutions and Chief Investment Officer of Man FRM. Jens Foehrenbach received a Master’s degree in Business Economics from the University of Basel, Switzerland in 2001.

P/E Global LLC

The Adviser has entered into a trading advisory agreement with P/E Global LLC (“P/E”) to manage a portion of the Fund’s assets using the P/E Emerald Futures Program. P/E is a Boston-based Limited Liability Company (LLC) formed in 2000. P/E’s main office is located at 75 State Street, 31st Floor, Boston, MA. P/E is registered with the CFTC as a CTA and CPO, is a member of the NFA and is registered with the SEC as an Investment Adviser. P/E uses fundamental macroeconomic and financial factors in all aspects of its research in order to develop adaptive quantitative processes.

Warren Naphtal – CIO: CIO: Mr. Naphtal has extensive experience in the portfolio management and securities trading fields. He is the co-founder of P/E Investments, and serves as Chief Investment Officer. From 1993 to 1995, Mr. Naphtal was a Senior Vice President and Head of Derivative Strategies at Putnam Investments, managing $3.5 billion. He was also responsible for Putnam’s commodity investments and foreign exchange overlay areas working extensively with core clients in the U.S. and Japan. Mr. Naphtal served on Putnam’s Capital Market Committee, setting the firm’s overall investment strategy and was a founding member of Putnam’s Risk Management Committee. From 1989 to 1993, Mr. Naphtal was a Managing Director of Continental Bank, where his responsibilities included Head of Global Risk Management, Head of Proprietary Trading and Managing Partner of Cardinal Capital Management. From 1987 to 1989, Mr. Naphtal was a Vice President of Continental

26

Bank, where he was responsible for Derivatives Trading. From 1985 to 1986, Mr. Naphtal traded equity options for O’Connor & Associates, a leading options trading concern that was subsequently acquired by Swiss Bank. Mr. Naphtal is a graduate of both the Sloan School of Management at M.I.T., where he was a COGME Scholar, and received a S.M. in Management in 1985, and the University of California, Berkeley where he received a B.S. in Civil Engineering in 1983.

Mary Stephens Naphtal – COO: Ms. Naphtal contributes expertise in the areas of strategic analysis, operations, and macroeconomic research. Ms. Naphtal Co-Founded P/E Investments in 1995, and currently serves as Chief Operating Officer. From 1991 to 1994, Ms. Naphtal was a Strategic Consultant advising major corporations. From 1986 to 1991, Ms. Naphtal was a management consultant for McKinsey & Co. in the areas of corporate strategy and organizational effectiveness. At McKinsey, she advised a diverse set of U.S. and European clients in multiple industries including Financial Institutions, Electronics, Telecommunications, Media, Consumer Goods and Industrial Manufacturing. Previously, Ms. Naphtal worked for Morgan Stanley & Co., where she participated in corporate finance and mergers & acquisitions transactions. From 1981 to 1984, Ms. Naphtal was a Client Manager at Harper and Schuman, a financial software concern. Ms. Naphtal is a graduate of Sloan School of Management at M.I.T., where she received a S.M. in Management in 1986, and the Colorado College, where she received a B.A. in Economics, magna cum laude in 1981. Ms. Naphtal is a member of Phi Beta Kappa, and a recipient of a full Boettcher Scholarship.

QMS Capital Management LP

The Adviser has entered into a trading advisory agreement with QMS Capital Management LP (“QMS Capital”) to manage a portion of the Fund’s assets. QMS Capital is a Delaware limited partnership formed in 2008 and is located at 240 Leigh Farm Road, Ste 200, Durham, NC 27707. QMS Capital is registered as a CTA and CPO with the CFTC.

QMS Capital is not responsible for the preparation of this Prospectus, the SAI or other offering or marketing documents or information of the Fund, and therefore accepts no responsibility for any information contained in this Prospectus or such documents.

Michael Brandt, Ph.D.

Dr. Brandt is a co-founder and chief investment officer for QMS Capital, where he heads the Investment Committee and is responsible for overseeing the research and investment process. Dr. Brandt is also a non-active faculty member at Duke University’s Fuqua School of Business. Prior to founding QMS Capital in 2009, Dr. Brandt consulted for large financial institutions, served as an editor and on editorial boards of academic journals, and was a faculty member at the Wharton School of the University of Pennsylvania. He began his career at J.P. Morgan Futures and J.P. Morgan Securities in 1994. Dr. Brandt serves on several academic advisory boards. He holds a Ph.D. and an MBA in finance from the University of Chicago and an MSc in economics from the London School of Economics.

Adil Nathani

Adil Nathani is chief risk officer for QMS Capital, where he is responsible for risk management. Prior to joining QMS Capital in 2011, Mr. Nathani worked for Citigroup, Old Lane, CDC Investment Management/Capital Markets NA and its successor organizations, Normandy Asset Management, and AMBAC. He began his career at Smith Breeden Associates (acquired by Amundi) in 1987 as an associate. Mr. Nathani currently serves on the Board of Directors for Community Access Inc., the Advisory Board of Sakhi for South Asian Women, and the Board of Directors of BondXN. He is a member of QMS Capital’s Investment Committee. Mr. Nathani holds an MBA from Duke University’s Fuqua School of Business.

Pete Nolan, Ph.D., CFA

Pete Nolan is a co-founder and head of business development for QMS Capital, where he is responsible for business development, product structuring, and oversight of investment strategies and strategic relationships. Prior to joining QMS Capital in 2010, Dr. Nolan worked for Smith Breeden Associates (acquired by Amundi) as a principal and began his career at Exxon Mobil as a senior research engineer in 1999. He serves on the Advisory Board to Bridge Alternatives. Dr. Nolan is a member of QMS Capital’s Investment Committee. He holds an MBA from Duke University’s Fuqua School of Business as well as a Ph.D. and an MS in chemical engineering from The University of Texas at Austin.

27

Revolution Capital Management, LLC

The Adviser has entered into a trading advisory agreement with Revolution Capital Management, LLC (“RCM”) to manage a portion of the Fund’s assets using the Revolution Emerald Futures Program. RCM is a Colorado-based limited liability company (LLC) formed in 2004. RCM’s main office is located at 600 17th Street, Suite 610S, Denver, Colorado 80202, United States. RCM is registered with the CFTC as a CTA and CPO and is a member of the NFA. RCM has been trading proprietary capital since January 2005. RCM focuses on short-term, systematic and quantitative trading, applying rigorous statistical analysis to all aspects of research, development, and operations.

Michael Mundt – Principal: Dr. Mundt’s tasks primarily consist of model development, business/marketing, and coordinating RCM’s overall business and trading strategy. Dr. Mundt’s background is in engineering and applied science. He received his Bachelor of Science degree in Aerospace Engineering from the University of Colorado in 1989. He was awarded a PhD in Aerospace Engineering in 1993, also from the University of Colorado; his thesis involved the exploration of chaos and turbulence in simple weather/climate models. After the completion of his academic studies, Dr. Mundt transitioned into the technology industry. He was employed by Seagate Technology, a hard-disk drive company, as an engineer specializing in computational fluid mechanics between March 1998 and July 2007.

T. Robert Olson – Principal: Dr. Olson oversees the architecture and development of the hardware and software computing infrastructure at RCM. Dr. Olson received his Bachelor of Science degree in Aerospace Engineering at the University of Arizona in 1989. He received his Master’s and Doctorate degrees in Aerospace Engineering at the University of Colorado in 1992 and 1996, respectively. Dr. Olson was employed at Raytheon Technology, an aerospace defense contractor, from June 1996 through June 2006. His primary job duties included code/software development, data analysis, and the development of statistical algorithms to process high-frequency real-time data.

R. G. Niederhoffer Capital Management, Inc.

The Adviser has entered into a trading advisory agreement with R. G. Niederhoffer Capital Management, Inc. (“RGNCM”) to manage a portion of the Fund’s assets using the RGN Emerald Program. RGNCM is a Delaware corporation and is located at 16690 Collins Avenue, Suite 801, Sunny Isles Beach, Florida 33160. RGNCM is registered as a CTA and CPO with the CFTC and is a member of the NFA. RGNCM is also registered as an investment adviser with the SEC.

Roy G. Niederhoffer – President: Mr. Niederhoffer is responsible for the general management of the firm and the overall strategy. After working for another hedge fund for 5 years, he founded RGNCM in 1993. Since then, RGNCM has employed a quantitative, behavioral finance-based strategy to trade equities, fixed income, foreign exchange and commodities to provide returns that are both valuable on a stand-alone basis and also provide significant downside protection to clients’ portfolios. Mr. Niederhoffer leads the Management Committee and brings nearly 30 years of experience in the hedge fund industry. Mr. Niederhoffer graduated magna cum laude from Harvard in 1987 with a degree in Computational Neuroscience.

Paul Shen – Head Trader: Mr. Shen has been with RGNCM since inception in 1993. He is a member of both the firm’s research investment management and risk management teams. He is also a member of the Management Committee. Mr. Shen has over 25 years of industry experience and manages a team of traders who are responsible for the day-to-day implementation of the firm’s investment strategy. Prior to joining RGNCM, he was a market analyst and a risk analyst for the COMEX exchange, researcher, analyst and trader at NCZ Commodities, Inc. and a floor broker for NCZ Commodities on the NYMEX exchange. Mr. Shen graduated cum laude in 1989 from New York University with a BS in Finance and International Business.

Brian Duda – Head of Research: Since joining RGNCM in 2002, Mr. Duda has spearheaded the firm’s extensive research in nonlinear pattern recognition methods for constructing trading systems. Mr. Duda also directs the development of the firm’s analytical platform to test and evaluate trading and risk management strategies. Mr. Duda has a BS in Physics from MIT, an MS in Physics from UCLA, and a PhD in Physics from UCLA. For his doctoral research, he did research on laser-plasma interactions.

28

Systematica Investments Limited

The Adviser has entered into a trading advisory agreement with Systematica Investments Limited (“Systematica”), acting solely in its capacity as the general partner of Systematica Investments LP, to manage a portion of the Fund’s assets using the Trend Following Program. Systematica is a Jersey corporation formed in 2015 and is located at First Floor, Esplanade 29, St. Helier, Jersey JE2 3QA, and Systematica Investments LP is a Guernsey limited partnership whose registered office is at Plaza House, Third Floor, Elizabeth Avenue, St Peter Port, Guernsey GY1 2HU. Systematica is registered as a CTA and CPO with the CFTC and is a member of the NFA, but Systematica does not act as the CPO of the Fund. Systematica is also registered as an investment adviser with the SEC. Systematica does not act as the “alternative investment fund manager” of the Fund for the purposes of Directive 2011/61/EU of the European Parliament and the Council of the European Union. As of October 1, 2025, Systematica had approximately $12 billion in assets under management.

Leda Braga - Leda acts as CEO of Systematica Investments, an institutional hedge fund manager with approximately $12 billion in AUM and offices in London, Geneva, New York, Singapore, Shanghai and Jersey. Systematica was formed in January 2015 as a spin-off of BlueCrest Capital, where Leda was President and Head of Systematic Trading for 14 years since 2001. Prior to BlueCrest Leda was part of Cygnifi Derivatives Services (a J.P. Morgan spin-off). At Cygnifi she was a member of the management team and head of its Valuation Service. Prior to Cygnifi, Leda spent nearly seven years at J.P. Morgan as a Quantitative Analyst in the derivatives research team. Her past experience includes modelling of interest rate exotics, FX/interest rate hybrid instruments and equity derivatives. She holds a PhD in Engineering from Imperial College London, where she worked as a lecturer and led research projects for over three years prior to joining J.P. Morgan. In addition, Leda has served on the advisory board of the pension fund of the CERN in Geneva and on the advisory board of the London School of Economics’ Systemic Risk Centre. Leda currently serves on the board of trustees of the Standards Board of Alternative Investments (SBAI) and on the NY Fed’s Investment Advisory Committee on Financial Markets (IACFM).

Jean-Pierre Selvatico – Jean-Pierre serves as Co-Chief Investment Officer and joined Systematica in January 2017 as Head of Trading and Counterparty Management and was further appointed into the Chief Investment Office in 2019. Jean-Pierre joined Systematica from Pictet, Geneva, where he was Head of Hedge Funds and a member of Pictet Alternative Advisors’ investment committee. Prior to this, he was a managing director at Barclays Capital, London, in charge of the European interest rate options desk. His previous experience includes Credit Suisse First Boston, London, and 8 years at J.P. Morgan (Paris, Tokyo, London, New York) where he headed the USD interest rate options desk. Jean-Pierre holds Masters degrees from Ecole Polytechnique and Ecole Nationale de la Statistique et de l’Administration Economique (ENSAE), Paris.

Matthias Hagmann – Matthias serves as Co-Chief Investment Officer and joined Systematica on launch in January 2015 as a Product Manager and was further appointed into the Chief Investment Office in 2019. Prior to joining Systematica, Matthias worked as a Product Manager at BlueCrest. Matthias joined BlueCrest in November 2014 from AHL, Man Investments. Matthias led AHL’s largest research and investment management team, being responsible for all equity strategies (systematic macro (futures), single name equity) trading in the AHL Diversified, Dimension and Evolution programmes. Previous to AHL he was Head of Quantitative Research at Concordia Advisors, a multi-strategy hedge fund being now part of the Mariner Investment Group. Matthias graduated with distinction from the MSc in Econometrics and Mathematical Economics (London School of Economics), and further holds a PhD in Financial Econometrics from the Swiss Finance Institute. His research is published in high-profile academic journals such as Econometrica and the Journal of Econometrics.

Tudor Investment Corporation

The Adviser has entered into a trading advisory agreement with Tudor Investment Corporation (“Tudor”) to manage a portion of the Fund’s assets using the Tudor Emerald Momentum program. Tudor is a Connecticut-based investment manager. Tudor’s headquarters is located at 200 Elm Street, Stamford, Connecticut 06902, United States. The firm runs multiple strategies including but not limited to discretionary global macro, event driven and quantitative investment and trading strategies. The Tudor Emerald Momentum program trades a systematic trend following strategy across a broad range of global futures markets.

29

Susi Gorbey, Managing Director, Program Director - Tudor Momentum Diversified Program

Susi Gorbey joined Tudor in July 1995 and is based in the London office. Susi was appointed Director of Momentum Diversified Program in March 2023 and became the Portfolio Manager for the trend following strategy in July 2024. Susi chairs the Momentum Diversified Portfolio Advisory Group. Susi is also a member of Tudor’s UK Management Committee. From October 2016 to January 2024, she was the Director of the Quantitative Strategies Oversight Group (DQSO), which is responsible for governance of quantitative strategies at Tudor. Susi relinquished her role as DQSO in January 2024. Having joined Tudor as a Research Analyst, Susi was promoted to Quantitative Portfolio Manager before DQSO. Before joining Tudor, she was employed at the New Zealand Institute of Economic Research as a Research Economist. Susi holds an M.Sc. (equivalent) in Economics from Victoria University (1992). Her philanthropic service includes serving as the UK representative on the Tudor Foundation Committee and she is currently a member of the Advisory Group for Sutton Trust: Pathways to Banking and Finance Scheme.

Alejandro Belinky, Managing Director, Portfolio Manager

Alejandro Belinky joined Tudor in August 2008 and is based in the Stamford office. Prior to joining Tudor, Alejandro was a Research Analyst at Absolute Return Capital Partners, the systematic Global Macro Hedge Fund affiliate of Bain Capital, LLC (2006-2008), where he managed interest rate strategies in developed and emerging markets. Prior to joining Bain Capital, LLC, he was a Senior Associate in Global Tactical Asset Allocation at Mellon Capital Management (2004-2006). Alejandro holds a degree in Economics from Universidad Nacional Del Sur in Argentina (1999), a graduate degree (M.A. equivalent) in Capital Markets from Universidad De Buenos Aires (2000) and an M.Phil. as well as an M.S. in Finance and Economics from Columbia Business School (2004).

Welton Investment Partners LLC

The Adviser has entered into a trading advisory agreement with Welton Investment Partners LLC (“Welton”) to manage a portion of the Fund’s assets using the Welton Trend program. Welton is a Delaware limited liability company formed in June 2014 to provide all of the investment advisory and day-to-day operational services previously assumed by Welton Investment Corporation (its “predecessor”), a Delaware corporation that merged in May 1997 with a California corporation originally formed in 1988. Welton’s main office is located at Eastwood Building, San Carlos between 5th and 6th, P.O. Box 6147, Carmel, California 93921, United States. Welton is registered with the CFTC as both a CTA and a CPO and is a member of the NFA in such capacities. Welton is also registered with the SEC as an investment adviser. Welton’s Trend program utilizes select medium and long-term trend-following models to capture specific recurrent market phenomena generated by behavioral inefficiencies amongst capital market participants. The systematic portfolio embeds risk management at multiple layers to ensure a stable risk profile over time.

Dr. Patrick Welton, Founder & Chief Investment Officer - An active investor for more than three decades and an investment manager since 1989, Dr. Welton co-founded Welton in 1988. As CIO, he oversees the investment team, develops and executes on investment strategies, and monitors compliance and risk associated with those activities. He also continues to support the firm’s research efforts. Dr. Welton has served on committees for the Managed Funds Association (MFA) and as a member of the Board of Directors of the NFA. He speaks at numerous conferences globally every year, participates in panel presentations, and has authored numerous articles on alternative investments, macroeconomic impacts on markets, and investment theory. He’s the former Chair of the Board of Montage Health and its subsidiaries, the former Vice-Chair of the Panetta Institute of Public Policy and a member of their investment committees. In the late 1990s, he co-founded Axios Data Analysis, one of the first large-scale data analytics firms focused on healthcare. His research experience also includes molecular biological work in gene sequencing and biophysics with a focus on positron emission neurofunctional brain imaging, and oncology through clinical cancer trials during a nearly 20-year period as Clinical Professor at Stanford University Hospital. Dr. Welton holds a BA from the University of Wisconsin-Madison. He also holds an MD from UCLA and completed his postdoctoral training at Stanford University. He additionally holds a certificate on Corporate Board Effectiveness from Harvard Business School.

Guillaume Detrait (President & Chief Risk Officer) – Mr. Detrait oversees Welton’s operations and enterprise risk management, ensuring that all systems, resources, and people are in place to achieve the firm’s goals. He gained his general management experience over 25 years working at large and small financial services companies in various countries, including France, the U.S., and the U.K. Before

30

joining Welton in 2008, he was a Vice President at HSBC and a Senior Business Manager at Capital One. He began his career as an audit manager for KPMG’s Paris and Los Angeles offices. Mr. Detrait holds an MBA from Columbia Business School and earned an MSc in Management from ESC Reims which is today part of NEOMA Business School (France).

Todd Merrell, CPA, CA (Chief Financial Officer and Chief Compliance Officer) – Todd is responsible for all aspects of finance and compliance at Welton, including corporate finance, fund accounting and administration, trade oversight, investor reporting, and compliance with all laws and regulatory standards. Before joining the firm in 2009, he worked at JPMorgan Chase Hedge Fund Services in Bermuda and Deloitte in Canada, where he qualified as a Chartered Accountant. Todd holds memberships with the Chartered Professional Accountants of Canada in both Bermuda and Saskatchewan and earned an MPAcc and BComm (Finance) from the University of Saskatchewan.

Winton Capital Management Limited

The Adviser has entered into a trading advisory agreement with Winton Capital Management Limited (“Winton”) to manage a portion of the Fund’s assets using the Winton Major Market Trend Strategy. Winton is incorporated under the laws of England and Wales and its registered office is at 20 Old Bailey, London EC4M 7AN, England. Winton is authorized and regulated by the UK Financial Conduct Authority and is registered as a CTA and CPO with the CFTC and is a member of the NFA.

David Harding, Founder and Executive Chair

David Harding has been at the forefront of systematic investment management for more than 35 years. He has founded two successful investment management companies: the first, AHL, was sold to Man Group in 1994; he launched the second, Winton, in 1997. David’s philanthropic interests focus on funding scientific research and the communication of scientific ideas. In February 2019, David’s foundation gave $130 million to Cambridge University, part of which funds the Harding Distinguished Postgraduate Scholars Programme. Other notable gifts include donations to the Cavendish Laboratory, the Max Planck Institute in Berlin and the Science Museum in London. David and his wife Claudia are signatories of the Giving Pledge, a commitment to give away more than half their wealth during their lifetimes. A graduate of Cambridge University, David received a first-class Honours degree in natural sciences, specialising in theoretical physics.

Simon Judes, CIO

Simon Judes leads Winton’s investment management and research activities. He is a member of the firm’s executive management committee. Joining Winton as a researcher in 2008, Simon has worked on projects ranging from developing new commodity, macro and equity trading strategies, to leading research into portfolio construction methods. He took over responsibility for Winton’s core futures and forwards strategies in 2016 and has since led the design of standalone and bespoke implementations of Winton’s CTA strategies. Simon has a first-class Honours degree in physics and philosophy from Oxford University, and a PhD in physics from Columbia University.

Joss Anstey, Head of Investment Operations

Joss Anstey is responsible for Winton’s execution, middle office and treasury functions. He is a member of the firm’s executive management committee. Joss has led the development of Winton’s execution and operational capabilities over the past decade as the firm has expanded its investment universe into a wider range of global equities, exchange-traded and OTC derivatives, and credit instruments. Joss joined Winton in 2012 from Société Générale as a foreign exchange trading specialist, before his appointment to Head of Execution in 2014. Joss holds a first-class degree in mathematics and an MSc with distinction in finance, both from Imperial College, London.

Nick Saunders, Chief Operating Officer

Nick Saunders is responsible for all of Winton’s non-investment functions. He is a member of the Winton’s executive management committee. Since joining Winton in 2011, Nick has overseen the build out of the investment infrastructure and technology needed to support the firm’s expansion into new asset classes, trading strategies, and bespoke client solutions. Prior to his appointment as Chief Operating Officer in 2017, Nick held senior leadership roles across Winton’s technology and investment operations teams, including Chief Information Officer and Head of Investment Operations. Before Winton, Nick was Co-Head of European Operations at Marshall Wace and received a BA Honours degree in geography from the University of Birmingham.

31

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Class I Shares and Class C Shares of the Fund are sold at their NAV. Class A Shares and Class T Shares of the Fund are sold at their NAV, plus a front-end sales charge, if applicable. The NAV of each class of the Fund’s shares is calculated as follows:

Value of Assets Attributable to a Class
NAV =	–	Value of Liabilities Attributable to the Same Class
Number of Outstanding Shares of the Class

The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. Due to the fact that different expenses are charged to the Class I Shares, Class A Shares, Class C Shares and Class T Shares of the Fund, the NAV of the four classes of the Fund may vary. The Fund will effect purchases of Shares at the NAV, plus any applicable sales charge, next determined after receipt by the Transfer Agent of your purchase order in good order as described below. The Fund will effect redemptions of Shares at the NAV next calculated after receipt by the Transfer Agent of your redemption request in good order as described below. If the Fund holds securities that are primarily listed on non-U.S. exchanges, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. When prices are not available from such service or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs, real estate investment trusts and closed-end funds will be valued at their market price.

If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

32

Sales Charges

Different Service Organizations may impose different sales charge waivers and these variations are described in Appendix A to this Prospectus.

Class A Shares Sales Charges. Purchases of Class A Shares of the Fund are subject to a front-end sales charge of up to 5.75% of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. For Class A Shares sold by Quasar Distributors, LLC (the “Distributor”), the Distributor will receive the sales charge imposed on purchases of Class A Shares (or any contingent deferred sales charge (“CDSC”) paid on redemptions) and may retain the full amount of such sales charge. The sales charges or underwriter concessions (the difference between the sales charge and the dealer reallowance) received by the Distributor may be made available to the Fund for pre-approved marketing expenses or may be used to offset the compensation owed by the Adviser to the Distributor for its services. Sales charges are not imposed on Shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term “offering price” includes the front-end sales charge. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Amount of Purchase of Class A Shares	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Compensation as a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	5.00%
At least $25,000 but less than $50,000	5.00%	5.26%	4.25%
At least $50,000 but less than $100,000	4.75%	4.99%	4.00%
At least $100,000 but less than $250,000	3.75%	3.83%	3.25%
At least $250,000 but less than $500,000	2.50%	2.56%	2.00%
At least $500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or greater	None	None	*see below

*

No sales charge is payable at the time of purchase on investments of $1,000,000 or more; however, a 1% CDSC is imposed in the event of redemption within 12 months following any such purchase. The Fund’s Distributor will pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals, including affiliates of the Adviser who initiate and are responsible for purchases of $1,000,000 or more. A CDSC may be waived or varied by certain Service Organizations as described in Appendix A to this Prospectus.

Class T Shares Sales Charges. Purchases of Class T Shares of the Fund are subject to a front-end sales charge of up to 2.50% of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. Sales charges are not imposed on Shares that are purchased with reinvested dividends or other distributions, and the Fund does not impose a deferred sales charge on Class T Shares. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term “offering price” includes the front-end sales charge.

Amount of Purchase of Class T Shares	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Compensation as a Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
At least $250,000 but less than $500,000	2.00%	2.04%	2.00%
At least $500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 or greater	1.00%	1.01%	1.00%

33

Rights of Accumulation. You may combine your new purchase of Class A Shares with Class A Shares and/or Class C Shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you own. You may combine your account, your spouse’s account, and the account(s) of your children under age 25.

This privilege is also extended to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase”: (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing Class A Shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company”, as defined in Section 2(a)(8) of the 1940 Act, solely controlled as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing Class A Shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans for a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your investment broker, brokerage firm, financial institution, or other industry professional, including affiliates of the Adviser.

You will need to provide written instruction with respect to the other accounts whose purchases should be considered in Rights of Accumulation.

Rights of Accumulation do not apply to Class T Shares and Class I Shares.

Letter of Intent. If you anticipate purchasing a specific dollar amount of Class A Shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the “Letter”), which can be provided to you by your investment broker or other Service Organization. The reduced sales charge may also be obtained on Class A Shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held in escrow in the form of Shares pending completion of the intended purchase. If you do not purchase the full amount of Class A Shares indicated in the Letter, the appropriate amount of shares held in escrow will be redeemed by the Transfer Agent to pay the sales charge that was not applied to your purchase.

Letters of Intent do not apply to Class T Shares.

Class T Shares Eligibility. Class T Shares, once available for sale, will be available only through certain Service Organizations that make the Shares available to their clients. Not all Service Organizations will make Class T Shares available to their clients. Certain Service Organizations, through whom you may invest in Class T Shares, may impose their own investment fees, policies and procedures for purchasing and selling Class T Shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Service Organization. Consult Appendix A and a representative of your Service Organization about the availability of Class T Shares of the Fund and the Service Organization’s policies, procedures and other information. Rights of accumulation, letters of intent, rights of reinstatement and exchange privileges are not available on purchases of Class T Shares.

Class A Sales Charge Waivers. The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

●

Current and retired directors and officers of funds sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

●

Employees of the Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having selling agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

34

●	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

●

Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

●

Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

●	Institutional investors (which may include bank trust departments and registered investment advisers).

●	Any accounts established on behalf of registered investment advisers or their clients by broker dealers that charge a transaction fee and that have entered into agreements with the Distributor.

●	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

●

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your Service Organization and if your Service Organization has entered into an agreement with the Company or the Distributor. Please consult your financial adviser for further information.

In order to take advantage of a sales charge waiver, a purchaser must certify to the Service Organization eligibility for a waiver and must notify the Service Organization whenever eligibility for a waiver ceases to exist. A Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible. Such information may include account statements or other records regarding Shares of the Fund held by you or your immediate family household members.

Appendix A of this Prospectus provides more information about special sales charge arrangements through Service Organizations, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Class T Sales Charge Waivers. Class T Shares may be available for purchase by certain Service Organization clients with the front-end load waived as described in Appendix A to this Prospectus.

Appendix A of this Prospectus provides more information about special sales charge arrangements through Service Organizations, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Contingent Deferred Sales Charge on Certain Redemptions – Class A Shares. Purchases of $1,000,000 or more in Class A Shares are not subject to an initial sales charge; however, a CDSC is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a CDSC is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed. A CDSC may be waived or reduced by certain Service Organizations as described in Appendix A to this Prospectus.

Contingent Deferred Sales Charge on Certain Redemptions – Class I Shares and Class T Shares. A CDSC does not apply to redemptions of Class I Shares and Class T Shares.

Contingent Deferred Sales Charge on Certain Redemptions – Class C Shares. No sales load is payable by a shareholder at the time of purchase, although the Distributor advances applicable Service Organizations the first year distribution and services fee at a rate of 1.00% on investments in the Fund’s Class C Shares. This advancement is solely financed by the Adviser and not by investors or the Fund. As a result, the Fund imposes a CDSC of 1.00% on redemptions of investments made within 12 months of purchase. The financing party receives the CDSC from the Distributor as reimbursement for the up-front sales commission that has been financed. The CDSC is assessed on an amount equal to the lesser of the offering price at the time of purchase of the shares redeemed and the NAV of shares redeemed at the time of redemption. When Class C Shares are redeemed, the redemption order is processed so that the lowest deferred sales charge is

35

charged, and Class C Shares that are not subject to the deferred sales charge are redeemed first. Any CDSC paid on the redemptions of Class C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. No CDSC is imposed on increases in NAV for Fund shares acquired as reinvested Fund distributions.

The CDSC will be waived for Class C Shares in the following circumstances:

■	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Fund through such plans;
■	Exchanges pursuant to the exchange privilege, as described in “Shareholder Information — Exchange Privilege”;
■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the required minimum distribution age;
■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006;
■	Redemptions made with respect to certain retirement plans sponsored by the Fund;
■

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

■	Withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares;
■	Involuntary redemptions made of shares in accounts with low balances;
■	Redemptions related to the payment of custodial IRA fees, if any; and
■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by the Distributor.

General. You may purchase Shares of the Fund at the NAV per Share, plus any applicable sales charge, next calculated after your order is received by the Transfer Agent in good order as described below. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in Class A Shares, Class C Shares and Class T Shares is $2,500, and the minimum initial investment for Class I Shares is $1,000,000. There is a minimum amount of $100 for subsequent investment in Class A Shares, Class C Shares and Class T Shares and of $1,000 in Class I Shares. The Fund may accept initial investments of smaller amounts in its sole discretion. You can purchase Shares of the Fund only on days the NYSE is open and through the means described in this section. Class T Shares are not currently available for sale.

Purchases Through Intermediaries. Shares of the Fund may also be available through certain Service Organizations. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose minimum investment requirements. Service Organizations may also impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund’s NAV, plus any applicable sales charges, next computed after such orders are deemed to have been received by the Service Organization or its authorized designee.

36

For administration, sub-accounting, transfer agency and/or other services, the Adviser or its affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) based on the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

In addition to fees that the Fund may pay to a Service Organization under a Plan of Distribution for the Class A Shares, the Class C Shares and the Class T Shares, the Fund may enter into agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for networking, sub-transfer agency, sub-administration and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Service Organization or (2) a fixed dollar amount for each account serviced by the Service Organization. The aggregate amount of these payments may be substantial.

Class I Shares may also be available on brokerage platforms of firms that have agreements with the Company to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Class I Shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.

Purchases By Telephone. Investors may purchase additional Class I, Class A and Class C Shares of the Fund by calling 1-844-261-6484. If you elected this option on your account application, and your account has been open for at least 7 business days, telephone orders, in amounts of $100 or more for Class A Shares and Class C Shares, and $1,000 or more for Class I Shares, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m. Eastern time, your shares will be purchased at the NAV, plus any applicable sales charge, calculated on the day your order is placed.

Telephone trades must be received by or prior to market close for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Initial Investment By Mail. Class I, Class A and Class C Shares of the Fund may be purchased by mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Abbey Capital Futures Strategy Fund. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares.

Abbey Capital Futures Strategy Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

or overnight to:

Abbey Capital Futures Strategy Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105-1307

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

37

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV plus any applicable sales charge next computed after the time the application and funds are received in proper order and accepted by the Fund.

Initial Investment By Wire. Class I, Class A and Class C Shares may also be purchased by wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:

U.S. Bank National Association
777 East Wisconsin Ave
Milwaukee WI 53202
ABA 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
For Further Credit to:
Abbey Capital Futures Strategy Fund
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments – By Wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Additional Investments. Additional investments may be made at any time by purchasing Shares at the NAV per Share, plus any applicable sales charge of the Fund by mailing a check to the Transfer Agent at the address noted above under “Investment by Mail” or by wiring as outlined above under “Investment by Wire”. Initial and additional purchases made by check or electronic funds transfer through the ACH network cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date. There is a minimum amount of $100 for subsequent investments in Class A Shares, Class C Shares and Class T Shares, and of $1,000 in Class I Shares.

Retirement Plans/IRA Accounts. The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-844-261-6484 for information.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased “in kind” (i.e., in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of

38

the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund’s total assets and may, subject to Board’s approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to the Board’s approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b.	existing and future clients of financial advisers and planners whose clients already hold Shares of the Fund;

c.	employees of the Adviser and their spouses, parents and children; and

d.	directors of the Company.

Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s Shares will be made in full and fractional Shares of the Fund calculated to three decimal places. Certificates for Shares will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation. The Adviser is authorized to waive the minimum initial investment requirement.

Good Order. A purchase request is considered to be in good order when the purchase request includes the name of the Fund and share class, the dollar amount of shares to be purchased, your account application or investment stub, a check payable to the Fund, and any other information requested. Purchase requests not in good order may be rejected.

Customer Identification Program. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Company’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

39

Redemption of Fund Shares

You may redeem Fund Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can redeem Shares of the Fund only on days the NYSE is open and through the means described in this section. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption request should be sent to:

Abbey Capital Futures Strategy Fund
c/o U.S. Bank Global Fund Services
P. O. Box 219252
Kansas City, MO 64121-9252

or overnight to:

Abbey Capital Futures Strategy Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105-1307

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

A signature guarantee, from either a Medallion program member or a non-Medallion program member (as described below), is required in the following situations:

●	If ownership is being changed on your account;
●	When redemption proceeds are payable or sent to any person, address or bank account not on record;
●	When a redemption is received by the Transfer Agent and the account address or bank details have changed within the last 15 calendar days;
●	For all redemptions in excess of $100,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from non-Medallion program members who are domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. You may then initiate a redemption of Shares in an amount not exceeding $100,000 by calling the Transfer Agent at 1-844-261-6484.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

40

Telephone trades must be received by or prior to market close for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

IRA and Other Retirement Plan Redemptions. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-844-261-6484. Investors will be asked whether or not to withhold taxes from any distribution.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account falls below $500 as a result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The Fund may assert the right to redeem your Shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for Shares of the Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC and the Company’s Policy and Procedures Related to the Processing of In-Kind Redemptions. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when the redemption request includes the name of the Fund and share class, the number of shares or dollar amount to be redeemed, the account number, signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable, and any other information requested. Redemption requests not in good order may be delayed.

Market Timing

In accordance with the policy adopted by the Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a

41

purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, it may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in its judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Exchange Privilege

For Other Classes of the Fund

Beneficial holders with financial intermediary sponsored fee-based programs are eligible to exchange their Shares in a particular share class of the Fund for Shares in an identically registered account in a different share class of the Fund if the shareholder meets the eligibility requirements for that class of Shares or the shareholder is otherwise eligible to purchase that class of Shares. Such an exchange will be effected at the NAV of the Shares next calculated after the exchange request is received by the Transfer Agent in good order. Investors who hold Class I shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. Total return can be expected to differ among classes of the Fund. Shareholders who exercise a class exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes.

For Another Fund Managed by the Adviser

You may exchange all or a portion of your investment from the Fund to the same share class in an identically registered account of another mutual fund managed by the Adviser. Any new account established through an exchange will be subject to the minimum investment requirements as described in that fund’s prospectus. Exchanges will be executed on the basis of the relative NAV of the shares exchanged

42

after your request for an exchange is received. An exchange of Fund shares for shares of another mutual fund is considered to be a sale of shares for federal income tax purposes, which may result in a taxable gain or loss. Please call the Fund (toll-free) at 1-844-261-6484 to learn more about exchanges, and to obtain the prospectus for another mutual fund managed by the Adviser. If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for your financial intermediary’s policies to effect an exchange.

The Fund reserves the right, at its sole discretion, to change or discontinue the exchange privilege, or to temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Fund.

Exchange Privileges do not apply to Class T Shares.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise. The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund’s distributions and dividends, whether received in cash or reinvested in additional Shares, are subject to U.S. federal income tax.

All distributions will be reinvested in Fund Shares unless you elect to receive cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

More Information About Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. Fund distributions attributable to short-term capital gains and net investment income, and all distributions attributable to income and gains of the SPC, will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain, as defined above, of the Fund (which does not include any income or gains of the SPC) will be taxable to you as long-term capital gain, no matter how long you have owned your Fund Shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

43

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as the result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of the Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of those foreign taxes paid by the Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Fund is not eligible or chooses not to make this election, the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.

If you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your Shares based on the difference between your tax basis in the Shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund (or relevant broker or financial adviser) is required to compute and report to the IRS and furnish to Fund shareholders cost basis information when such Shares are sold. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your Shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such Shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an

44

applicable tax treaty with the United States. In the case of a RIC such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of Shares of the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

Shares of the Fund have not been registered for sale outside of the United States and certain United States territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Taxation of Futures Contracts. It is anticipated that the Fund’s assets will consist largely, if not entirely, of regulated futures contracts, forward foreign currency exchange contracts and interest-bearing obligations. Regulated futures contracts are subject to special treatment for federal income tax purposes: gains and losses on regulated futures contracts are generally treated as capital gains, which are 60% long-term and 40% short-term; and those contracts (and any related forward contracts) are required to be “marked to market” daily, with the result that gains or losses on them are recognized for tax purposes each year even though they continue to be held past the end of the year. For the Fund to avoid entity-level tax each year, it will generally be required to distribute out to shareholders the net income and gain that the Fund recognizes in the year. Accordingly, investors can generally expect to receive taxable distributions each year to the extent that the Fund assets appreciate in the year – i.e., for tax purposes, there will be no significant deferral of gains attributable to an investment in the Fund – and no more than approximately 60% of the taxable distributions each year are likely to be taxable at the lower rates applicable to long-term capital gains. Moreover, the percentage may often be lower than 60% because all income attributable to the SPC, including all gains from regulated futures contracts held by the SPC, will constitute ordinary income for the Fund and will result in ordinary income distributions for Fund shareholders.

Taxation of the SPC. There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the SPC will be received free of all Cayman Islands taxes. Each of the Cayman Subsidiary and SPC is registered as an “exempted company” pursuant to the Companies Law (Revised) of the Cayman Islands (as amended). Each of the Cayman Subsidiary and the SPC has applied for, and received, an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Cayman Subsidiary or the SPC, or to the shareholders thereof, in respect of any such property or income.

More information about taxes is contained in the SAI.

45

Distribution Arrangements

The Board has adopted a Plan of Distribution for the Class A Shares, the Class C Shares and the Class T Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and Class T Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See the section entitled “Purchases Through Intermediaries” for more information.

The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

Additional Information

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-261-6484 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-844-261-6484 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

46

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single share of the Fund. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information for the fiscal year ended August 31, 2025 has been derived from the Fund’s consolidated financial statements and has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s consolidated financial statements, which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual financial statements on Form N-CSR, which is available upon request (see back cover for ordering instructions). Class T Shares had not commenced operations prior to the date of this Prospectus and financial highlights are not yet available for Class T Shares. The information for the years ended August 31, 2024, 2023, 2022 and 2021 was audited by the Fund’s prior independent registered public accounting firm.

47

Abbey Capital Futures Strategy Fund — Class I Shares

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$11.19	$11.57	$13.72	$12.07	$11.38
Net investment income/(loss)(1)	0.26	0.36	0.25	(0.15)	(0.21)
Net realized and unrealized gain/(loss) from investments	(0.69)	(0.51)	(0.61)	2.22	1.08
Net increase/(decrease) in net assets resulting from operations	(0.43)	(0.15)	(0.36)	2.07	0.87
Dividends and distributions to shareholders from:
Net investment income	(0.23)	(0.23)	(1.12)	(0.29)	(0.18)
Net realized capital gains	—	—	(0.67)	(0.13)	—
Total dividends and distributions to shareholders	(0.23)	(0.23)	(1.79)	(0.42)	(0.18)
Net asset value, end of period	$10.53	$11.19	$11.57	$13.72	$12.07
Total investment return/(loss)(2)	(3.89)%	(1.32)%	(2.83)%	17.72%	7.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$2,297,730	$2,682,705	$2,650,349	$2,564,701	$1,132,714
Ratio of expenses to average net assets with waivers and/or reimbursements(3)	1.79%	1.79%	1.79%	1.79%	1.79%
Ratio of expenses to average net assets without waivers and/or reimbursements(3)	1.85%	1.85%	1.86%	1.85%	1.89%
Ratio of net investment income/(loss) to average net assets	2.40%	3.10%	2.05%	(1.22)%	(1.78)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares.

(4)

Portfolio turnover rates excludes all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less and is calculated for the Fund, as a whole, for the entire period.

48

Abbey Capital Futures Strategy Fund — Class A Shares

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$11.10	$11.40	$13.56	$11.95	$11.28
Net investment income/(loss)(1)	0.23	0.33	0.22	(0.19)	(0.24)
Net realized and unrealized gain/(loss) from investments	(0.68)	(0.52)	(0.60)	2.20	1.07
Net increase/(decrease) in net assets resulting from operations	(0.45)	(0.19)	(0.38)	2.01	0.83
Dividends and distributions to shareholders from:
Net investment income	(0.18)	(0.11)	(1.11)	(0.27)	(0.16)
Net realized capital gains	—	—	(0.67)	(0.13)	—
Total dividends and distributions to shareholders	(0.18)	(0.11)	(1.78)	(0.40)	(0.16)
Net asset value, end of period	$10.47	$11.10	$11.40	$13.56	$11.95
Total investment return/(loss)(2)	(4.07)%	(1.67)%	(3.05)%	17.40%	7.42%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$16,940	$22,031	$83,783	$113,480	$21,395
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	2.04%	2.04%	2.04%	2.04%	2.04%
Ratio of expenses to average net assets without waivers and/or reimbursements(3)	2.10%	2.10%	2.11%	2.10%	2.14%
Ratio of net investment income/(loss) to average net assets	2.16%	2.85%	1.80%	(1.47)%	(2.03)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return does not reflect any applicable sales charge.

(3)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares.

(4)

Portfolio turnover rate excludes all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less and is calculated for the Fund, as a whole, for the entire period.

49

Abbey Capital Futures Strategy Fund — Class C Shares

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$10.60	$10.95	$13.12	$11.60	$10.98
Net investment income/(loss)(1)	0.15	0.23	0.12	(0.27)	(0.32)
Net realized and unrealized gain/(loss) from investments	(0.66)	(0.48)	(0.57)	2.13	1.05
Net increase/(decrease) in net assets resulting from operations	(0.51)	(0.25)	(0.45)	1.86	0.73
Dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.10)	(1.05)	(0.21)	(0.11)
Net realized capital gains	—	—	(0.67)	(0.13)	—
Total dividends and distributions to shareholders	(0.10)	(0.10)	(1.72)	(0.34)	(0.11)
Net asset value, end of period	$9.99	$10.60	$10.95	$13.12	$11.60
Total investment return/(loss)(2)	(4.88)%	(2.29)%	(3.77)%	16.48%	6.72%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$6,866	$8,837	$9,469	$9,078	$5,524
Ratio of expenses to average net assets with waivers and/or reimbursements(3)	2.79%	2.79%	2.79%	2.79%	2.79%
Ratio of expenses to average net assets without waivers and/or reimbursements(3)	2.85%	2.85%	2.86%	2.85%	2.89%
Ratio of net investment income/(loss) to average net assets	1.45%	2.10%	1.05%	(2.22)%	(2.78)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C shares.

(4)

Portfolio turnover rate excludes all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less and is calculated for the Fund, as a whole, for the entire period.

50

APPENDIX A

THE INFORMATION ENCLOSED IN THIS APPENDIX IS PART OF, AND INCORPORATED IN, THE ABBEY CAPITAL FUTURES STRATEGY FUND’S PROSPECTUS DATED DECEMBER 31, 2025.

Waivers and Discounts Available from Service Organizations

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Service Organization. Service Organizations may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below.

In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Service Organization at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Some waivers and discounts may not be made available through a particular Service Organization, and shareholders will have to purchase Shares directly from the Fund or through another Service Organization to receive these waivers or discounts.

Merrill Lynch

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

A-1

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end,Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund Shares through a Morgan Stanley Wealth Management (“Morgan Stanley”) transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A Shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

A-2

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

●	Shares purchased through a Morgan Stanley self-directed brokerage account.

●

Class C (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

●

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Class T Eligibility

Class T Shares are available to Morgan Stanley clients who purchase Class T Shares through a transactional brokerage account. Other share classes offered through this Prospectus will not be available to Morgan Stanley clients through a Morgan Stanley account. Rights of accumulation, letter of intent, rights of reinstatement and exchange privileges are not available on purchases of Class T Shares.

Front-End Sales Charge Waivers for Class T Shares

Purchases of Class T Shares are subject to a front-end sales charge of up to 2.50% of the total purchase price. Sales charges are not imposed on Class T Shares that are purchased with reinvested dividends or other distributions. Sales charges for Morgan Stanley clients may be reduced for large purchases as indicated below:

Amount of Purchase of Class T Shares	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Compensation as a Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
At least $250,000 but less than $500,000	2.00%	2.04%	2.00%
At least $500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 or greater	1.00%	1.01%	1.00%

Rights of Accumulation. Class T Shares offered to Morgan Stanley clients are not eligible for any waivers or reductions of the sales charges through Rights of Accumulation.

Letter of Intent. Morgan Stanley clients are not eligible for any waivers or reductions of the Class T Shares sales charges through Letters of Intent.

Sales Charge Waivers. Morgan Stanley clients may purchase Class T Shares with the sales charge waived as follows:

A-3

●

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans does not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; however these plans are eligible to purchase Class T Shares through a Morgan Stanley transactional brokerage account.

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

●	Fund Shares exchanged from an existing position in the Fund as part of a share class conversion instituted by Morgan Stanley.

Unless specifically described above, no other front-end load waivers are available to Abbey Capital Futures Strategy Fund purchases by Morgan Stanley clients in transactional brokerage accounts.

Raymond James

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund Shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC (back-end) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund Shares directly from the Fund or through another intermediary to receive these waivers or discounts.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC., AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing Fund Shares through a Raymond James platform or account or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systemic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●

A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the Shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

A-4

●	Return of excess contributions from an IRA Account.

●

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

FRONT-END LOAD DISCOUNTS AVAILABLE AT RAYMOND JAMES: BREAKPOINTS, RIGHTS OF ACCUMULATION, AND/OR LETTERS OF INTENT

●	Breakpoints as described in the Fund’s Prospectus.

●

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●

Letters of intent which allow for breakpoint discounts on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

A-5

PRIVACY NOTICE

FACTS	WHAT DOES THE ABBEY CAPITAL FUTURES STRATEGY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Futures Strategy Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Futures Strategy Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

What we do
How does the Abbey Capital Futures Strategy Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Futures Strategy Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The Abbey Capital Futures Strategy Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Futures Strategy Fund’s investment adviser, Abbey Capital Limited, and each trading adviser.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Abbey Capital Futures Strategy Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Futures Strategy Fund does not jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

FOR MORE INFORMATION ABOUT THE FUND

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. Information about different sales charge variations is provided in Appendix A to this Prospectus. More information about the Fund is available free of charge, upon request, including:

Annual/Semi-annual Reports: These reports contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings and discuss recent market conditions and economic trends. The annual report includes Fund strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semi-annual reports to shareholders are available on the Adviser’s website at www.abbeycapital.com or by calling 1-844-261-6484.

Statement of Additional Information (“SAI”): The Fund’s SAI, dated December 31, 2025 has been filed with the SEC. The SAI, which includes additional information about the Fund, and the Fund’s Annual and Semi-Annual reports, may be obtained free of charge by calling 1-844-261-6484. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus. The SAI is available on the Adviser’s website at www.abbeycapital.com.

Shareholder Inquiries: Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9:00 a.m. to 8:00 p.m. (Eastern time) Monday-Friday. Call: 1-844-261-6484.

Purchases and Redemptions: Call your registered representative or 1-844-261-6484.

Written Correspondence:
P.O. Box Address:
Abbey Capital Futures Strategy Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

Street Address:
Abbey Capital Futures Strategy Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105-1307

Securities and Exchange Commission: You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05518

STATEMENT OF ADDITIONAL INFORMATION

ABBEY CAPITAL FUTURES STRATEGY FUND

a series of THE RBB FUND, INC.

CLASS I SHARES (TICKER: ABYIX)

CLASS A SHARES (TICKER: ABYAX)

CLASS C SHARES (TICKER: ABYCX)

CLASS T SHARES (Not Currently Available for Sale)

December 31, 2025

Investment Adviser:

ABBEY CAPITAL LIMITED

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of four share classes, Class I Shares, Class A Shares, Class C Shares and Class T Shares (collectively, the “Shares”), representing interests in the Abbey Capital Futures Strategy Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus and should be read only in conjunction with the Fund’s Prospectus dated December 31, 2025 (the “Prospectus”) and the Fund’s Annual Report dated August 31, 2025 (the “Annual Report”). Copies of the Prospectus and Annual and Semi-Annual Reports may be obtained free of charge by calling toll-free 1-844-261-6484. The financial statements and notes contained in the Annual Report on Form N-CSR are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

GENERAL INFORMATION	1
INVESTMENT OBJECTIVE	1
PRINCIPAL INVESTMENT POLICIES AND RISKS	1
NON-PRINCIPAL INVESTMENT POLICIES AND RISKS	11
INVESTMENT LIMITATIONS	14
DISCLOSURE OF PORTFOLIO HOLDINGS	16
PORTFOLIO TURNOVER	16
MANAGEMENT OF THE COMPANY	17
CODE OF ETHICS	23
PROXY VOTING	23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	23
INVESTMENT ADVISORY AND OTHER SERVICES	24
INVESTMENT ADVISER	24
INVESTMENT TRADING ADVISERS	25
THE PORTFOLIO MANAGERS	27
ADMINISTRATION AND ACCOUNTING AGREEMENT	27
CUSTODIAN AGREEMENT	28
TRANSFER AGENCY AGREEMENT	28
DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION	28
PAYMENTS TO FINANCIAL INTERMEDIARIES	29
FUND TRANSACTIONS	30
PURCHASE, EXCHANGE AND REDEMPTION INFORMATION	31
TELEPHONE TRANSACTION PROCEDURES	34
VALUATION OF SHARES	34
TAXES	34
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	35
MISCELLANEOUS	36
FINANCIAL STATEMENTS	36
APPENDIX A	A-1

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Abbey Capital Futures Strategy Fund, a non-diversified portfolio. Abbey Capital Limited (“Abbey Capital” or the “Adviser”), serves as the investment adviser to the Fund.

INVESTMENT OBJECTIVE

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund seeks long-term capital appreciation. Current income is a secondary objective. There can be no guarantee that the Fund will achieve its investment objectives. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

PRINCIPAL INVESTMENT POLICIES AND RISKS

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present, although privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to the risks that are presented by mortgage-backed securities, asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See “Mortgage-Backed Securities” below for additional information.

The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

Asset-backed securities acquired by the Fund may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

Commodity-Linked Investments. The Fund may attempt to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked derivative instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets. Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities and changes in interest rates as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease (including pandemics), embargoes or other trade barriers, and acts of war or terrorism.

1

The Fund may invest in commodity-linked derivative instruments such as commodity-linked structured notes. The Fund may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on some multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the Fund earns from these notes as compared to the index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as the Secured Overnight Financing Rate (“SOFR”) or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices.

Corporate Obligations. The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity of debt securities. See Appendix A to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Fund may enter into credit default, interest rate and total return swaps. The Fund may also enter into interest rate caps, floors and collars. In addition, the Fund may enter into mortgage swaps and currency swaps.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. As examples, credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Fund will enter into credit default, interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default, interest rate, total return and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default, interest rate, total return and mortgage swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a credit default, interest rate, total return or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A credit default swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund. The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

2

The use of derivatives is subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

The Fund will not enter into any credit default, interest rate, total return or mortgage swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated by such rating organization, determined to be of comparable quality by the Adviser or applicable Trading Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of credit default, interest rate, mortgage, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser or applicable Trading Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser, and the Fund cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Foreign Securities. The Fund may invest in securities of foreign issuers that are denominated or traded in foreign currencies. The Fund may also invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

3

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency. The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Fund may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations but pay interest in U.S. dollars and are typically issued in the United States.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and EU signed the Trade and Cooperation Agreement (“TCA”) on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. At this time, the impact of Brexit cannot be predicted, however, market disruption in the EU and globally may have a negative effect on the value of the Fund’s investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Recently, various countries have experienced significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve its investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Forward Foreign Currency Transactions. The Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates or to seek to increase total return. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

4

The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency or to seek to increase total return. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

At the consummation of the forward contract, the Fund may terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund’s transactions in forward contracts will be limited to those described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and the Fund will not do so unless deemed appropriate by the Adviser or Trading Adviser, as applicable.

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars” above for additional information.

The Fund or the Subsidiaries (as defined below) may enter into agreements with a futures commission merchant (“FCM”) which require the FCM to accept physical settlement for certain financial instruments.

If the Fund uses forward contracts as a method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency, this does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks or to seek to increase total return, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund’s foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Futures And Options On Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

The Fund and the Subsidiaries, through which it invests, are subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as commodity pools and the Adviser is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (“CEA”). The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser or a Trading Adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified currency amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars” above for additional information.

The Fund or the Subsidiaries may enter into agreements with a futures commission merchant (“FCM”) which require the FCM to accept physical settlement for certain financial instruments.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s or Trading Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

5

Investing in Emerging Countries, including Asia and Eastern Europe. The Fund may invest in securities of issuers located in emerging countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States and other developed financial markets. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian and/or Ukrainian securities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

6

LIBOR Transition Risk. Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

Multi-Manager Structure. The Fund, Abbey Capital Master Offshore Fund Limited, a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands (the “Cayman Subsidiary”), Abbey Capital Offshore Fund SPC, an indirect wholly-owned and controlled segregated portfolio company incorporated under the acts of the Cayman Islands (the “SPC”), and Abbey Capital Onshore Series LLC, a wholly-owned and controlled Delaware series limited liability company (the “Onshore Subsidiary” and, together with the Cayman Subsidiary and the SPC, the “Subsidiaries”), are managed by the Adviser and one or more asset managers who are unaffiliated with the Adviser (each a “Trading Adviser” and together, the “Trading Advisers”). Subject to review by the Fund’s Board of Directors (the “Board”), the Adviser is responsible for selecting the Fund’s investment strategies and for allocating and reallocating assets among the Trading Advisers consistent with the Fund’s investment objective and strategies. The Adviser may allocate assets of the SPC and the Onshore Subsidiary to multiple managed futures portfolios (the “Segregated Portfolios”). The Adviser is also responsible for recommending to the Board whether an agreement with a Trading Adviser should be approved, renewed, modified or terminated and for monitoring and evaluating the Trading Advisers. The Adviser is also responsible for implementing procedures to ensure that each Trading Adviser complies with the Fund’s investment objective, strategies and restrictions.

Options.  The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates or to seek and increase in total return.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars” above for additional information.

The Fund or the Subsidiaries may enter into agreements with a futures commission merchant (“FCM”) which require the FCM to accept physical settlement for certain financial instruments.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser or applicable Trading Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio, to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future or to seek to increase total return. The Fund purchasing put and call options pays a premium therefore. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

7

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Pandemic Risk. Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions lead to instability in the market place, including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or the Fund’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

Portfolio Turnover Rate.  Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

Restricted and Illiquid Investments.  Pursuant to Rule 22e-4 under the 1940 Act (“Rule 22e-4” or the “Liquidity Rule”), the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid investments may include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency and mortgage swaps; interest rate caps; floors; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted or other illiquid investments because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Fund may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser or applicable Trading Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Adviser or applicable Trading Adviser will monitor the liquidity of Restricted Securities held by the portion of the assets of the Fund it manages. In reaching liquidity decisions, the Adviser or Trading Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

8

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Fund’s investment objectives, the Fund may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Fund believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Fund intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid investments or restricted securities.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the Fund is subsequently downgraded below investment grade, the Adviser and Trading Advisers will consider such event in its determination of whether the Fund should continue to hold the security.

Short Sales.  As consistent with the Fund’s investment objectives, the Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is generally a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Special Note Regarding Market Events. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund's business, they could adversely affect the Fund's business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund's business and the business of the Fund's competitors over the long term, the Fund will not know if, overall, it will benefit from them or be negatively affected by them. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region. Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rate changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund.

9

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund.

Structured Securities. The Fund may invest in structured securities to the extent consistent with its investment objective. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Subsidiary Risk. The Fund makes investments through the wholly-owned and controlled Subsidiaries of the Fund: Abbey Capital Offshore Fund SPC (via the Cayman Subsidiary) and Abbey Capital Onshore Series LLC. Investment in the SPC (via the Cayman Subsidiary) provides the Fund with exposure to the commodity markets within the limitations of Subchapter M of Subtitle A, Chapter 1 of the Code. The SPC is organized under the acts of the Cayman Islands and the Onshore Subsidiary is a Delaware series limited liability company. The Fund is the direct or indirect sole shareholder of each Subsidiary, and it is not currently expected that shares of the Subsidiaries will be sold or offered to other investors.

The SPC and the Onshore Subsidiary will invest primarily in derivative instruments, such as, commodity futures contracts, non-commodity futures contracts, such as equity index, government bond, fixed income and foreign exchange futures contracts, forward foreign currency exchange contracts, commodity and non-commodity swap agreements. The SPC and the Onshore Subsidiary may also invest in fixed income securities and money market instruments, cash and cash equivalents with two years or less term to maturity, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. All commodities futures and commodities-related investments will be made in the Segregated Portfolios of the SPC. The Fund’s investment in each Subsidiary may vary depending on the types of instruments selected by the Adviser or Trading Advisers to gain exposure to the commodities markets. To the extent that the Fund invests in the Subsidiaries, the Fund may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

While the Subsidiaries may be considered similar to an investment company, they are not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws or acts of the United States, Delaware and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiaries to operate as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders.

Tax Risk. The Fund intends to continue to qualify annually to be treated as a regulated investment company under the Code. To qualify as a regulated investment company under the Code, the Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities, including income from the Fund’s investment in its subsidiary, is Qualifying Income is unclear. The Internal Revenue Service (“IRS”) has issued a ruling that income realized from certain types of commodity-linked derivatives would not be Qualifying Income. The Fund’s investment in the SPC (via the Cayman Subsidiary) is expected to provide the Fund with exposure to the commodities markets within the limitations of the Code for qualification as a regulated investment company, but there is a risk that certain commodity-linked structured notes will not be considered Qualifying Income. If the Fund’s income from these types of securities is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a regulated investment company under the Code. Moreover, an investment in a subsidiary generally may not exceed 25% of the value of the gross assets of the Fund at the end of each quarter of the Fund’s taxable year. If the SPC does exceed 25% of the value of the gross assets of the Fund, in any quarter, the Fund may fail to qualify as a registered investment company under the Code. See “Taxes” below for additional information related to these restrictions.

U.S. Government Securities. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

10

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets and ultimately the Fund.

See “Mortgage-Backed Securities” below for additional information about the September 7, 2008 federal takeover of Fannie Mae and Freddie Mac.

●	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

●	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

●	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

●	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Equity Securities.  Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

11

●	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Investment Company Shares. The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its exchange-traded funds (“ETFs”) investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and the Fund have entered into a fee waiver and/or expense reimbursement arrangement.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”), pass-through certificates and collateralized mortgage obligations (“CMOs”).

Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continue support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

12

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts, although the Fund does not intend to invest in residual interests.

The Fund may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., S&P’s or Moody’s), they often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

Investing in mortgage-backed securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of mortgage-backed securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires.

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

The Fund may invest in floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), and mortgage-backed securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any mortgage-related security held by the Fund is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the Fund may consequently experience losses in respect of such mortgage-related security.

Risk Considerations of Lower Rated Securities. The Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents or, if unrated, determined by the Adviser or applicable Trading Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in the Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser or applicable Trading Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

13

The Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. The Fund may invest in high yield debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. Since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a fixed income security owned by the Fund defaulted, the Fund could incur additional expenses in attempting to obtain a recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the Fund’s NAV to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets, to the extent it holds such fixed income securities. In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s and Trading Advisers’ ability to accurately value such securities and the Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Securities Lending.  The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the current market value of the loaned domestic securities (105% of loaned foreign securities) by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund does not have the right to vote loaned securities. The Fund will attempt to call all loaned securities back to permit the exercise of voting rights on material matters, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Temporary Defensive Positions.  In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short-term U.S. government securities. If the Fund were to take a temporary defensive position, it may be to achieve its investment objective for a period of time.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise noted, the Fund’s investment goals and strategies described in the Prospectus may be changed by the Board without the approval of the Fund’s shareholders.

The Fund may not:

1.	Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

14

2.	Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

4.	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

5.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

6.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments, including foreign exchange forward contracts, shall not constitute purchasing securities on margin.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, the Fund may invest in ETFs in excess of the limits of the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser, any Trading Adviser or their affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act. None of the Fund, the Adviser, or any Trading Adviser has obtained such an exemptive order as of the date of this SAI.

Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days (not including Sundays and holidays).

The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted fundamental policies that would permit direct investment in commodities.

Any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, short sales and other similar instruments, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Fund may pledge, mortgage or hypothecate assets to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does provide allowances for certain borrowings, firm commitment and standby commitment agreements. In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the Fund complies with the conditions of Rule 18f-4. See the section entitled “Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest rate Caps, Floors and Collars” above for additional information.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

15

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Generally, after the 30th business day of the month following each calendar quarter end, the Fund may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations. In addition, generally after the 30th business day of the month following each calendar quarter end, the Fund may post to its website a list of the Fund’s top ten holdings or full portfolio holdings at the discretion of the Adviser. The timing, frequency and type (i.e., ratings/rankings/holdings) of disclosure may change at the Adviser’s discretion, as well as whether to post to the Fund’s website.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Fund’s proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders. The Fund’s portfolio turnover rate is calculated by the value of the investment securities purchased or sold, excluding all instruments whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments, including options and futures contracts, with remaining maturities of less than one year are excluded from the portfolio turnover rate. If such instruments were included, the Fund’s portfolio turnover rate would be higher.

The Fund’s portfolio turnover rates for the two most recent fiscal years are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

Portfolio Turnover
Fiscal Year Ended August 31, 2025	Fiscal Year Ended August 31, 2024
0%	0%

16

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities. .

Directors, Advisory Board Members, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).

17

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A

18

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

19

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

20

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios of the Company and The RBB Fund Trust (together, the “Fund Complex”) (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including the amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	$10,001-$50,000	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,000-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTOR
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

Directors’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pays each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $1,060,000 in the aggregate from all series of the Company and The RBB Fund Trust for its services, and $38,994 from the Fund. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund Complex in the following amounts:

21

Name of Director/Officer	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$32,727	N/A	$406,250
Lisa A. Dolly, Director	$28,874	N/A	$363,750
Nicholas A. Giordano, Director	$29,340	N/A	$369,250
Arnold M. Reichman, Director and Chair	$37,857	N/A	$476,750
Robert A. Straniere, Director(1)	$6,864	N/A	$101,250
Martha A. Tirinnanzi, Director	$26,928	N/A	$336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$37,270	N/A	$466,750
Brian T. Shea, Director	$30,706	N/A	$380,500
Disinterested Advisory Board Member
Eugene Podsiadlo(2)	$0	N/A	$0
Officers:
Steven Plump, President	$30,322	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$38,978	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$31,036	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$14,278	N/A	$200,000

(1)	Mr. Straniere retired as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

22

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Name of Emeritus Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex
Julian A. Brodsky	$7,743	N/A	$ 106,250
Robert A. Straniere	$8,565	N/A	$ 84,375

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser will vote proxies in accordance with its proxy policies and procedures, which provide the Adviser’s Chief Compliance Officer is responsible for seeing that proxies required to be voted are voted on behalf of the Fund and in the Fund’s best interests. The Chief Compliance Officer may choose to appoint one or both of the Portfolio Managers to consider options and propose decisions.

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available upon request by calling toll-free 1-844-261-6484 or by writing to the Fund at: Abbey Capital Futures Strategy Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri, 64121-9252. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2025, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of a class of the Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Class	Shareholder Name and Address	Percentage of Shares Owned as of December 1, 2025
Abbey Capital Futures Strategy Fund — Class I	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484	26.05%
	Charles Schwab & Co, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	22.36%
	Morgan Stanley Smith Barney, LLC For the Exclusive Benefit of its Customers 1 New York Plz, FL 12 New York, NY 10004-1965	16.27%
	National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd. Jersey City, NJ 07310-1995	8.58%
	Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	6.61%
Abbey Capital Futures Strategy Fund — Class A	Morgan Stanley Smith Barney, LLC For The Exclusive Benefit of its Customers 1 New York Plz, FL 12 New York, NY 10004-1965	35.42%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484	21.50%

23

Name of Class	Shareholder Name and Address	Percentage of Shares Owned as of December 1, 2025
	Charles Schwab & Co, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	19.53%
	Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	8.88%
Abbey Capital Futures Strategy Fund — Class C	Morgan Stanley Smith Barney, LLC For the Exclusive Benefit of its Customers 1 New York Plz, FL 12 New York, NY 10004-1965	33.29%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	26.06%
	Raymond James Omnibus for Mutual Funds House Acct Firm Attn: Courtney Waller 880 Carillon Parkway, St. Petersburg, FL 33716-1102	13.73%
	UBS WM USA SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	10.97%
	Charles Schwab & Co, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	5.66%

As of December 1, 2025, the Directors and Officers as a group owned less than 1% of the outstanding shares of the Fund.

Ownership information is not provided for Class T shares because Class T shares were not available for sale prior to the date of this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

The Adviser, located at 8 St. Stephen’s Green, Dublin 2, Ireland, is an Irish limited company founded in 2000. Cavendish Capital Limited owns 100% of Abbey Capital.

The Adviser also serves as the investment adviser to the Cayman Subsidiary, the SPC and the Onshore Subsidiary, pursuant to separate investment advisory agreements. The Cayman Subsidiary is a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands as an exempted company. The SPC is a wholly-owned and controlled subsidiary of the Cayman Subsidiary and is an exempted company and a segregated portfolio company incorporated under the acts of the Cayman Islands. The Onshore Subsidiary is a wholly-owned and controlled subsidiary of the Fund organized as a Delaware series limited liability company. The Adviser does not receive additional compensation for its management of the Subsidiaries.

Advisory Agreement with the Company.  The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of June 30, 2014, as amended.

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services to the Fund, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 1.77% of the Fund’s average daily net assets. The Adviser compensates the Trading Advisers out of the advisory fee that it receives from the Fund. There are no performance fees charged by the Adviser or Trading Advisers either at the Fund or at the Fund’s wholly-owned Subsidiaries. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses through December 31, 2025 for Class I Shares, Class A Shares, Class C Shares and Class T Shares in order to limit Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79%, 2.04%, 2.79% and 2.04%, respectively, of the Fund’s average daily net assets.

24

For the fiscal years ended August 31, 2025, 2024, and 2023, the Fund paid the Adviser the following advisory fees and the Adviser waived/reimbursed the following advisory fees as follows:

	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
For the fiscal year ended August 31, 2025	$43,812,242	$1,366,424	$0
For the fiscal year ended August 31, 2024	$46,899,087	$1,582,258	$0
For the fiscal year ended August 31, 2023	$46,740,899	$1,932,271	$0

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities and other investments, including futures contracts, forward contracts, swaps, and options, purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c)filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value the Fund’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursements was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of August 31, 2025, the Fund had amounts available for recoupments as follows:

EXPIRATION
August 31, 2026	August 31, 2027	August 31, 2028	Total
$1,932,272	$1,582,258	$1,366,423	$4,880,953

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

INVESTMENT TRADING ADVISERS

The Adviser may allocate assets of the SPC and the Onshore Subsidiary to multiple Segregated Portfolios. Each Trading Adviser shall, subject to the supervision and oversight of the Adviser, manage the investment and reinvestment of such portion of the assets of the Segregated Portfolios, as the Adviser may from time to time allocate to such Trading Adviser for management. The Adviser pays the Trading Advisers out of its advisory fees.

The Fund and the Adviser have received an exemptive order from the SEC that permits the Adviser, without shareholder approval and subject to certain conditions, to terminate existing Trading Advisers or hire new Trading Advisers for the Fund, to materially amend the terms of particular agreements with Trading Advisers or to continue the employment of existing Trading Advisers after events that would otherwise cause an automatic termination of a trading advisory agreement. This arrangement has been approved by the Board and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Trading Advisers when the Board and the Adviser feel that a change would benefit the Fund. The exemptive order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of trading advisory agreements.

The Adviser does not determine what investments will be purchased or sold for the Fund with respect to the portions of the Fund managed by the Trading Advisers.  Because each Trading Adviser manages its portion of the Fund independently from the others, the same security may be held in two or more different portions of the Fund or may be acquired for one portion at a time when a Trading Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Trading Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Trading Adviser or Trading Advisers believe continued exposure to the broader securities market is appropriate. Because each Trading Adviser directs the trading for its portion of the Fund and does not aggregate its transactions with those of the other Trading Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Trading Adviser were managing the Fund.

25

The current Trading Advisers to the Fund are set forth below.

Trading Advisers
Aspect Capital Limited (“Aspect”) 10 Portman Square London W1H 6AZ United Kingdom	Aspect is a majority employee owned investment manager which is primarily controlled by founders Anthony Todd and Martin Lueck. Aspect seeks to capture medium-term trend opportunities across a broad spectrum of diversified market sectors, applying a systematic and research driven approach.
Crabel Capital Management, LLC (“Crabel”) 1999 Avenue of the Stars, Suite 2060 Los Angeles, CA 90067	Crabel is a global alternative investment firm specializing in systematic, automated trading of global futures and foreign exchange instruments. The Crabel Advanced Trend Program is a portfolio of systematic trading strategies designed to efficiently capture long-term trend following returns across a diverse set of global futures and foreign exchange instruments.
Episteme Capital Partners (UK) LLP (“Episteme”) 39 Dover Street London, W1S 4NN	Episteme is an independent quantitative investment manager founded in 2009 that manages capital for a global client base. Across the team there is broad and practical experience spanning market cycles, asset classes and investment styles. Episteme combines this experience with theory and quantitative techniques to design distinctive systematic strategies within a pragmatic risk management framework. The Episteme Emerald Program is a quantitative systematic macro program, which blends fundamental and technical strategies implemented through a diversified set of futures and FX markets.
Graham Capital Management, LP (“GCM”) 40 Highland Avenue Rowayton, CT 06853	KGT GP LLC is the General Partner of GCM. GCM’s quantitative trading programs or models produce trading signals on a largely automated basis when applied to market data.
P/E Global LLC (“P/E”) 75 State Street, 1st Floor Boston, MA 02109	Warren Naphtal and Mary Stephens Naphtal are managing members of P/E. P/E uses fundamental macroeconomic and financial factors in all aspects of its research in order to develop adaptive quantitative processes.
QMS Capital Management LP (“QMS Capital”) 240 Leigh Farm Road, Ste 200 Durham, NC 27707	QMS Capital is an alternative investment management firm applying sophisticated quantitative methods to investing in global financial markets. The firm is controlled by Michael Brandt and Adil Nathani.
Revolution Capital Management, LLC (“RCM”) 600 17th Street, Suite 610S Denver, CO 80202	Michael Mundt and T. Robert Olson are managing members of RCM. RCM focuses on short-term, systematic and quantitative trading, applying rigorous statistical analysis to all aspects of research, development, and operations.
R. G. Niederhoffer Capital Management, Inc. (“RGNCM”) 16690 Collins Avenue, Suite 801 Sunny Isles Beach, Florida 33160	RGNCM is a quantitative trading adviser that employs a short-term, mostly contrarian strategy to trade the world’s largest and most liquid equity, fixed income, foreign exchange and commodity markets. Roy G. Niederhoffer founded RGNCM in 1993 and he is the principal owner of RGNCM.
Systematica Investments Limited, acting as the general partner of Systematica Investments LP ("Systematica") First Floor, Esplanade 29 St. Helier, Jersey JE2 3QA	Systematica is an institutional hedge fund manager with offices in Jersey, London, Geneva, New York, Singapore and Shanghai, which is controlled by founder Leda Braga. Systematica manages macro, equity, directional and relative value strategies.
Tudor Investment Corporation (“Tudor”) 200 Elm Street Stamford, CT 06902	Tudor is a Connecticut-based investment manager. Tudor is privately owned by certain current and former senior officers. The firm runs multiple strategies including but not limited to discretionary global macro, event driven and quantitative investment and trading strategies. The Tudor Emerald Momentum program trades a systematic trend following strategy across a broad range of global futures markets.
Welton Investment Partners LLC (“Welton”) Eastwood Building San Carlos between 5th and 6th P.O. Box 6147 Carmel, CA 93921	Welton is a majority employee owned investment manager, which is primarily controlled by the founder Dr. Patrick Welton. Welton Trend seeks to harness recurrent market opportunities by utilizing systematic, research driven, medium and long-term trend-following models across a broad range of diversified global futures markets.
Winton Capital Management Limited (“Winton”) 20 Old Bailey, London EC4M 7AN, England	Winton is a quantitative investment management firm, founded by Sir David Harding in 1997 and headquartered in London. The Winton Major-Market Trend Strategy applies the trend-following models that the firm has developed over the last 25+ years to a diversified universe of commodities, stock indices, currencies and fixed income markets.

26

Trading Advisory Agreements with the Adviser. Each of the Trading Advisory Agreements provides that the Trading Adviser will manage the investment and reinvestment of such portion of the assets of the Fund or the Segregated Portfolios, as the Adviser may from time to time allocate to such Trading Adviser in accordance with the Fund’s objective, policies and restrictions and any investment guidelines established by the Adviser. Each Trading Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund and/or the Segregated Portfolios, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Trading Advisers are required to furnish at their own expense all investment facilities necessary to perform its obligations under the Trading Advisory Agreements.

Generally, each Trading Advisory Agreement may be terminated without penalty by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Adviser immediately upon notice to the Trading Adviser, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). Each Trading Advisory Agreement also may be terminated by a Trading Adviser upon 30 days’ written notice and automatically terminates upon termination of the Advisory Agreement.

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Shares they own and how they are compensated.

Abbey Capital

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2025.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
1. Anthony Gannon	Other Registered Investment Companies:	1	$900 million	0	$0
	Other Pooled Investment Vehicles:	12	$3.7 billion	4	$2.6 billion
	Other Accounts:	0	$0	0	$0
2. John Twomey	Other Registered Investment Companies:	1	$900 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Compensation.  As of the date of this SAI, Abbey Capital compensates the Fund’s portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a cash base salary and a discretionary bonus that is based on the individual performance of the portfolio manager and overall profitability of Abbey Capital, which is, in part, dependent on the performance of the Fund, and therefore in part based on the value of the Fund’s net assets and other client accounts they are managing.

Conflicts of Interests.  The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Abbey Capital has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated.

As of August 31, 2025, the Fund’s portfolio managers did not own any shares of the Fund.

ADMINISTRATION AND ACCOUNTING AGREEMENT

Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as fund administrator to the Fund pursuant to a fund administration servicing agreement and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”). Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

27

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company.

For the fiscal years ended August 31, 2025, 2024, and 2023, the Fund paid Fund Services certain administration, accounting and regulatory administration fees and related out-of-pocket expenses as follows:

	Administration, Accounting and Regulatory Administration Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
For the fiscal year ended August 31, 2025	$420,657	$0	$0
For the fiscal year ended August 31, 2024	$514,692	$0	$0
For the fiscal year ended August 31, 2023	$713,355	$0	$0

CUSTODIAN AGREEMENT

U.S. Bank, N.A., (the “Custodian”) 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is custodian of the Fund’s assets pursuant to a custodian agreement (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio investments on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio investments; and (e) makes periodic reports to the Board concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any affiliate, sub-custodian or domestic sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a fee based on the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund. The Custodian and Fund Services are affiliates.

TRANSFER AGENCY AGREEMENT

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the transfer agent and dividend disbursing agent for the Fund pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”), under which Fund Services: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Fund. Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Fund under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Fund and the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, Fund Services provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION

Quasar Distributors LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), whose principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the underwriter to the Fund pursuant to the terms of a distribution agreement (the “Distribution Agreement”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Under the Distribution Agreement with the Fund, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

28

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Class I Shares.  Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Company in connection with the continuous offering of the Fund’s shares. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company. The Distributor does not receive compensation from the Company for the distribution of the Fund’s Class I Shares; however, the Adviser pays an annual fee to the Distributor as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

Class A Shares, Class C Shares and Class T Shares.  Pursuant to the Distribution Agreement and the related Plans of Distribution for Class A Shares, Class C Shares and Class T Shares (together, the “Plans”), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will act as the agent of the Company in connection with the continuous offering for the sale of the Fund’s Class A Shares, Class C Shares and Class T Shares, respectively. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company. Payments to the Distributor under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of Class A Shares, Class C Shares and Class T Shares, including advertising, printing and mailing of prospectuses to others than current shareholders, compensation of underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Class A Shares, Class C Shares and Class T Shares of the Fund at the annual rates set forth in the Prospectus.

Among other things, the Plans provide that: (1) the Distributor shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund’s Class A Shares and Class C Shares under the respective Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

Mr. Sablowsky, a Director of the Company, has an indirect interest in the operation of the Plans by virtue of his position with Oppenheimer Co., Inc., a broker-dealer.

For the fiscal year ended August 31, 2025, the Fund’s Plan expenses were spent for the following purposes:

	Class A Shares	Class C Shares
Compensation to broker/dealers	$51,610	$57,859
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$0
Interest, financing charges	$0	$0
Other	$0	$0

12b-1 Plan expenses for Class T Shares are not provided because Class T Shares had not commenced operations prior to the date of this SAI.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

29

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser and Trading Advisers are responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser and Trading Advisers seek to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser and Trading Advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser and Trading Advisers may place a combined order for two or more accounts they manage, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser, the Trading Advisers and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser and Trading Advisers believe that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal year ended August 31, 2025, the Fund paid commissions to brokers on account of research services as follows:

For the fiscal year ended August 31, 2025	$0

For the fiscal years ended August 31, 2025, 2024, and 2023, the Fund paid the aggregated brokerage commissions as follows:

For the fiscal year ended August 31, 2025	$6,759,966
For the fiscal year ended August 31, 2024	$7,445,782
For the fiscal year ended August 31, 2023	$5,926,994

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. As of August 31, 2025, there were no securities held by the Fund of its regular broker-dealers.

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s Adviser and Trading Advisers may select a broker based upon brokerage or research services provided to the Adviser or applicable Trading Adviser. The Adviser and Trading Advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits an investment adviser or sub-adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, certain Trading Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the applicable Trading Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

30

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the applicable Trading Advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Trading Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Trading Advisers will be in addition to and not in lieu of the services required to be performed by the Trading Adviser under its Trading Advisory Agreement. Any advisory or other fees paid to the Trading Advisers are not reduced as a result of the receipt of research services.

In some cases a Trading Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the applicable Trading Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the applicable Trading Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Trading Adviser faces a potential conflict of interest, but each applicable Trading Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser and Trading Advisers with research services. The FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

Read the Fund’s Prospectus for information regarding the purchase, exchange and redemption of Fund shares, including, in the case of Class A Shares and Class T Shares, any applicable sales charges, and in the case of Class C Shares, any applicable contingent deferred sales charge (“CDSC”). The following information supplements information in the Fund’s Prospectus.

You may purchase shares through an account maintained by certain brokerage firms, financial institutions and other industry professionals that have entered into a distribution agreement with the Distributor (“Service Organizations”) and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or the Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Class A Shares and Class T Shares of the Fund may be subject to sales charge waivers as described below.

31

Reducing or Eliminating the Front-End Sales Charge

Different Service Organizations may impose different sales charges and these variations are described in Appendix A of the Fund’s Prospectus.

Class A Shares

The Fund’s Class A Shares are offered to the public at NAV plus a front-end sales charge. You can reduce or eliminate the front-end sales charge on Class A Shares of the Fund as follows:

Quantity Discounts. Purchases of at least $25,000 can reduce the sales charges you pay, and purchases of at least $1,000,000 can eliminate the sales charges you pay.

Rights of Accumulation. You may combine your new purchase of Class A Shares with Class A Shares and/or Class C Shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you own. You may combine your account, your spouse’s account, and the account(s) of your children under age 25.

This privilege is also extended to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase:” (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing Class A Shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company,” as defined in Section 2(a)(8) of the 1940 Act, solely controlled as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing Class A Shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans for a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your investment broker, brokerage firm, financial institution, or other industry professional, including affiliates of the Adviser.

You will need to provide written instruction with respect to the other accounts whose purchases should be considered in Rights of Accumulation.

Letter of Intent. You can sign a Letter of Intent committing to purchase of a specific dollar amount of Class A Shares of the Fund within a 13-month period to combine such purchases in calculating the sales charge. A portion of your Fund shares will be held in escrow. If you complete your purchase commitments as stated in the Letter of Intent, your Fund shares held in escrow will be released to your account. If you do not purchase the full amount of Class A Shares indicated in the Letter of Intent, the appropriate amount of shares held in escrow will be redeemed by the Transfer Agent to pay the sales charge that was not applied to your purchase.

Dealer Reallowances

Different Service Organizations may impose different sales charge waivers and these variations are described in Appendix A of the Fund’s Prospectus.

As shown in the table below, the Distributor, may provide dealer reallowances up to the full sales charge for purchases of the Fund’s Class A Shares in which a front-end sales charge is applicable. Any residual allowance is retained by the Distributor to be used solely for distribution related expenses and not retained as profit.

Amount of Purchase of Class A Shares	Sales Charge as a % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Concession as a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	5.00%
At least $25,000 but less than $50,000	5.00%	5.26%	4.25%
At least $50,000 but less than $100,000	4.75%	4.99%	4.00%
At least $100,000 but less than $250,000	3.75%	3.83%	3.25%
At least $250,000 but less than $500,000	2.50%	2.56%	2.00%
At least $500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or greater	None	None	* see below

*	No sales charge is payable at the time of purchase on investments of $1,000,000 or more; however, a 1% CDSC is imposed in the event of redemption within 12 months following any such purchase. The Fund’s distributor may pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals, including affiliates of the Adviser, who initiate and are responsible for purchases of $1,000,000 or more.

Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1,000,000 or more in Class A Shares are not subject to an initial sales charge; however, a CDSC is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a CDSC is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed. A CDSC may be waived or reduced by certain Service Organizations as described in Appendix A of the Fund’s Prospectus.

Class C Shares

Contingent Deferred Sales Charge on Certain Redemptions. No sales load is payable by a shareholder at the time of purchase, although the Distributor advances broker-dealers the first year distribution and services fee at a rate of 1.00% on investments in the Fund’s Class C Shares. This advancement is solely financed by the Adviser’s affiliated broker dealer and not by investors or the Fund. As a result, the Fund imposes a CDSC of 1.00% on redemptions of investments made within 12 months of purchase. The financing party receives the CDSC from the Distributor as reimbursement for the up-front sales commission that has been financed. The CDSC is assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. When Class C Shares are redeemed, the redemption order is processed so that the lowest deferred sales charge is charged, and Class C Shares that are not subject to the deferred sales charge are redeemed first. Any CDSC paid on the redemptions of Class C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. No CDSC is imposed on increases in NAV above the initial purchase price or Fund shares acquired as reinvested Fund distributions.

32

The CDSC will be waived for Class C Shares in the following circumstances:

●	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Fund through such plans;

●	Exchanges pursuant to the exchange privilege, as described in the Fund’s Prospectus under “Shareholder Information — Exchange Privilege”;

●	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the required minimum distribution age;

●	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1⁄2 years old and you purchased your shares prior to October 2, 2006;

●	Redemptions made with respect to certain retirement plans sponsored by the Fund;

●	Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

●	Withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares;

●	Involuntary redemptions made of shares in accounts with low balances;

●	Redemptions related to the payment of custodial IRA fees, if any; and

●	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

A CDSC may be waived or reduced by certain Service Organizations as described in Appendix A to the Fund’s Prospectus.

Class T Shares

Class T Shares of the Fund, once available, will be offered to the clients of certain Service Organizations at NAV plus a front-end sales charge. No reductions or waivers of sales charges are available for Class T shares except as noted in the Prospectus.

Quantity Discounts. Quantity Discounts do not apply to Class T Shares.

Rights of Accumulation. Rights of Accumulation do not apply to Class T Shares.

Letter of Intent. Letters of Intent do not apply to Class T Shares.

Dealer Reallowances

Different Service Organizations may impose different sales charge waivers and these variations are described in Appendix A of the Fund’s Prospectus.

As shown in the table below, the Distributor, may provide dealer reallowances up to the full sales charge for purchases of the Fund’s Class T Shares in which a front-end sales charge is applicable. Any residual allowance is retained by the Distributor to be used solely for distribution related expenses and not retained as profit.

Amount of Purchase of Class T Shares	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Compensation as a Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
At least $250,000 but less than $500,000	2.00%	2.04%	2.00%
At least $500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 or greater	1.00%	1.01%	1.00%

Other Purchase Information

If shares of the Fund are held in a “street name” account with an authorized dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the authorized dealer, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the authorized dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the authorized dealer.

Share Class Conversion

Some shareholders may hold shares of the Fund through fee-based programs, often referred to as “wrap accounts," that are managed by investment dealers, financial advisors or other investment professionals (each, a “wrap account intermediary”). A wrap account intermediary may impose eligibility requirements on a shareholder's participation in the fee-based program and ownership of shares through the program which are additional to the ownership requirements described in the Prospectus. Under the terms of its fee-based program, a wrap account intermediary may also be permitted to effect a conversion (sometimes referred to as an “in-kind exchange”) of a shareholder's shares in the Fund, including those shares purchased by the shareholder during the shareholder's participation in the program, to a different class of shares of the Fund in situations when the shareholder no longer meets the wrap account intermediary's stated eligibility requirements for the ownership of the class of shares that the shareholder initially purchased. For example, the terms of its fee-based program may permit a wrap account intermediary to effect this type of conversion when a shareholder moves his position in a class of shares of the Fund out of the program that offered that class of shares and into a program or account through which the wrap account intermediary only offers a different class or classes of shares of the Fund. Under other circumstances, a financial intermediary may effect this type of conversion with respect to new clients who held one class of shares of the Fund before becoming a client of the intermediary, and who are eligible for a wrap account through which the intermediary offers a different class of shares of the Fund. Any such conversion by a wrap account intermediary will be made in accordance with the Prospectus of the Fund, and will be made without the imposition by the Fund of any sales load, fee or other charge. The class of shares that a shareholder owns after the conversion may bear higher fees and expenses than the class of shares that the shareholder initially purchased.

33

If you own shares of the Fund through a fee-based program, you should consult with your wrap account intermediary to determine whether there are any additional eligibility requirements that the wrap account intermediary imposes on your participation in their program and your ownership of the Fund's shares through the program, and whether the wrap account intermediary prescribes any circumstances which may result in the type of share class conversion described herein.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by electronic funds transfer through the ACH network or wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee.

The procedures used by any pricing service and its valuation results are reviewed by the Valuation Designee under the general supervision of the Board.

The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

34

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Because of the special rules applicable to regulated futures contracts under section 1256 of the Code, they are required to be “marked to market” as of the end of each taxable year, and the unrealized gain or loss on the contracts must be taken into account at that time. As a result, to the extent that there is net unrealized gain in the Fund’s positions in futures contracts as of the end of any year, the Fund will generally be required to make a distribution of that amount to its shareholders. The Fund may need to liquidate positions or to borrow funds to finance such a distribution.

As of August 31, 2025, the Fund had $35,921,856 of unlimited short-term and $61,849,814 of unlimited long-term capital loss carryovers to offset future capital gains.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Any annual net profit attributable to the SPC will ultimately be recognized as ordinary income by the Fund, but any annual net loss attributable to the SPC will not be recognized and will not carry forward.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

The Fund has registered four classes of shares: Class I Shares, Class A Shares, Class C Shares and Class T Shares. Class T Shares are not currently available for sale. Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

35

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Counsel

The law firm of Faegre Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm, and in that capacity audits the Fund’s financial statements.

FINANCIAL STATEMENTS

The audited consolidated financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2025 are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The consolidated financial statements for the fiscal year ended August 31, 2025 included in the Annual Report have been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such consolidated financial statements have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by calling the Fund at the telephone number appearing on the front page of this SAI. The consolidated financial statements for the fiscal years ended August 31, 2024, 2023, 2022 and 2021 were audited by the Fund’s prior independent registered public accounting firm.

36

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1.	A long-term rating can also be used to rate an issue with short maturity.

A-1

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

A-2

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-3

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

A-4

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

A-5

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-6

ABBEY CAPITAL MULTI ASSET FUND
of
THE RBB FUND, INC.

CLASS I SHARES (TICKER: MAFIX)
CLASS A SHARES (TICKER: MAFAX)
CLASS C SHARES (TICKER: MAFCX)

PROSPECTUS

December 31, 2025

Investment Adviser:

ABBEY CAPITAL LIMITED

8 St. Stephen’s Green
Dublin 2, Ireland

The Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	1
FUND INFORMATION	12
More Information About Fund Investments	12
More Information About Risks	12
Principal Risks	13
Non-Principal Risks	20
DISCLOSURE OF PORTFOLIO HOLDINGS	21
MORE INFORMATION ABOUT MANAGEMENT OF THE FUND	21
Investment Adviser	21
Trading Advisers	22
SHAREHOLDER INFORMATION	29
Pricing of Fund Shares	29
Sales Charges	30
Purchase of Fund Shares	33
Redemption of Fund Shares	37
Market Timing	39
Exchange Privilege	40
Dividends and Distributions	40
More Information About Taxes	41
Distribution Arrangements	43
Additional Information	43
FINANCIAL HIGHLIGHTS	45
APPENDIX A	A-1
FOR MORE INFORMATION ABOUT THE FUND	Back Cover

SUMMARY SECTION

Investment Objective

The investment objective of the Abbey Capital Multi Asset Fund (the “Fund”) is to seek long-term capital appreciation. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the “Shares”). You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in Class A Shares of the Fund. More information about these and other discounts is available from your financial professional, in the section of this Prospectus entitled “Shareholder Information – Sales Charges” and in the section of the Fund’s Statement of Additional Information (“SAI”) entitled “Purchase and Redemption Information – Reducing or Eliminating the Front-End Sales Charge.” Financial intermediaries may impose different sales charge waivers for Class A Shares, and these variations are described in Appendix A of this Prospectus. Additionally, you may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class I Shares of the Fund, which are not reflected in the tables or the examples below.

	Class I	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(3)	1.77%	1.77%	1.77%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses(4)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(5)	1.88%	2.13%	2.88%
Fee Waivers and/or Expense Reimbursements(6)	-0.08%	-0.08%	-0.08%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements(5)	1.80%	2.05%	2.80%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A Shares made within 12 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(2)

The CDSC applies to redemptions of Class C Shares made within 12 months of purchase and will be assessed on an amount equal to the lesser of the offering price at the time of purchase of the shares redeemed and the net asset value of the shares redeemed at the time of redemption.

(3)

Management Fees include advisory fees paid to both Abbey Capital Limited (the “Adviser”) and one or more trading advisers (the “Trading Advisers”). There are no performance fees charged by the Adviser or Trading Advisers either at the Fund or at the Fund’s wholly-owned Subsidiaries.

(4)

Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. AFFE are estimated for the current fiscal year.

1

(5)

Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE. Without AFFE, the Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements would be 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively.

(6)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.79%, 2.04% or 2.79%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026 for Class I Shares, Class A Shares and Class C Shares, and may not be terminated prior to that date without the approval of the Board of Directors of The RBB Fund, Inc. (the “Company”). If at any time the Fund’s Total Annual Fund Operating Expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.79%, 2.04% and 2.79%, as applicable, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares, or $1,000,000 in Class I Shares, of the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$18,288	$58,311	$100,871	$219,447
Class A Shares	$771	$1,196	$1,646	$2,890
Class C Shares	$383	$884	$1,511	$3,199

You would pay the following expenses on Class C Shares if you did not redeem your shares at the end of the period:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$283	$884	$1,511	$3,199

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2025, the portfolio turnover rate for the Fund was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, which leads to the 0% portfolio turnover rate reported above. If those instruments were included in the calculation, the Fund would have a higher portfolio turnover rate.

2

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating its assets among a “Managed Futures” strategy, a “Long U.S. Equity” strategy and a “Fixed Income” strategy.

The Managed Futures strategy will be achieved by the Fund investing in managed futures investments, including (i) options, (ii) futures, (iii) forwards, (iv) spot contracts, or (v) swaps, including total return swaps, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices (the “Futures Portfolio”). The Managed Futures strategy will be achieved by the Fund investing a portion of its assets in ACMAF Onshore Series LLC, a wholly-owned and controlled Delaware series limited liability company (the “Onshore Subsidiary”), and the Fund may invest up to 25% of its total assets in ACMAF Master Offshore Limited, a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands (the “Cayman Subsidiary”). The Cayman Subsidiary will in turn invest all or substantially all of its assets in segregated portfolios of ACMAF Offshore SPC (the “SPC” and, together with the Onshore Subsidiary and the Cayman Subsidiary, the “Subsidiaries”), a wholly-owned and controlled segregated portfolio company incorporated under the acts of the Cayman Islands. The Cayman Subsidiary will serve solely as an intermediate entity through which the Fund will invest in the SPC. The Cayman Subsidiary makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets. The Adviser may allocate assets of the SPC and the Onshore Subsidiary to multiple Managed Futures portfolios (the “Segregated Portfolios”) that include investment styles or sub-strategies such as (i) trend following, (ii) discretionary, fundamentals-based investing with a focus on macroeconomic analysis, (iii) strategies that pursue both fundamental and technical trading approaches, (iv) other specialized approaches to specific or individual market sectors such as equities, interest rates, metals, agricultural and soft commodities, and (v) systematic trading strategies which incorporate technical and fundamental variables.

The Managed Futures strategy investments are designed to achieve capital appreciation in the financial and commodities futures markets. The Adviser intends to allocate a portion of the assets of the SPC and the Onshore Subsidiary to one or more Trading Advisers to manage in percentages determined at the discretion of the Adviser. Each Trading Adviser will manage one or more of its own Segregated Portfolios. All commodities futures and commodities-related investments will be made in the Segregated Portfolios of the SPC. Each current Trading Adviser is registered with the Commodity Futures Trading Commission (“CFTC”) as a Commodity Trading Advisor (“CTA”). Trading Advisers that are not registered with the SEC as investment advisers provide advice only regarding matters that do not involve securities. The trading strategies employ several different trading styles using different research and trading methodologies, in a wide range of global financial and commodity markets operating over multiple time frames. Trading Advisers may use discretionary approaches aimed at identifying value investments and turning points in trends. The Fund invests in U.S. and non-U.S. markets and in developed and emerging markets.

The Long U.S. Equity strategy will be achieved by the Adviser targeting an allocation of approximately 50% of the Fund’s total assets in a portfolio of one or more U.S. equity index futures (the “Equity Portfolio”) and/or one or more ETFs (as defined below). The Adviser will monitor the percentage of the Fund’s total assets that form the Equity Portfolio on a daily basis. The Adviser will establish ‘rebalancing thresholds’ so that if at any time the percentage of the Fund’s total assets invested in the Equity Portfolio is above or below the target allocation of approximately 50% by a specific amount, then the Adviser will seek to rebalance the Equity Portfolio back towards its target allocation of approximately 50%. Such rebalancing thresholds will be determined by the Adviser and may be subject to change from time to time.

As part of the Long U.S. Equity strategy, the Fund may invest in all types of equity and equity-related securities, including without limitation exchange-traded and over-the-counter common and preferred stocks, futures, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, and shares of other investment companies (including exchanged-traded funds (“ETFs”)) and real estate investment trusts (“REITs”). The Fund may also participate as a purchaser in initial public offerings of securities (“IPO”), a company’s first offering of stock to the public. The Fund defines United States companies as companies (i) that are organized under the laws of the United States; (ii) whose principal trading market is in a the United States; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, within the United States.

3

The Fixed Income strategy invests the Fund’s assets primarily in investment grade fixed income securities (of all durations and maturities) in order to generate interest income and capital appreciation, which may add diversification to the returns generated by the Fund’s Managed Futures and Long U.S. Equity strategies. The level of the Fund’s assets invested in the Fixed Income Strategy will be managed and rebalanced pursuant to thresholds determined by the Adviser, which may be subject to change from time to time. In line with these thresholds, any proceeds of maturing fixed income securities will be substantially reinvested into additional fixed income securities.

To achieve its investment objective, the Fund’s Adviser will target approximately 100% exposure of the Fund’s net assets to Managed Futures strategy investments and approximately 50% exposure of the Fund’s net assets to Long U.S. Equity strategy investments. The Fund’s remaining net assets will be allocated to the Fixed Income strategy investments.

As much of the trading within the Fund is in futures markets, the Fund is likely to have cash balances surplus to margin requirements. The cash portfolio will be invested on a short-term, highly liquid, basis, to meet margin calls on the futures positions.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, (the “1940 Act”), which means that the Fund may invest in fewer securities at any one time than a diversified fund. The Fund may not invest more than 15% of its net assets in illiquid investments. The Fund’s investments in certain derivative instruments and its short selling activities involve the use of leverage.

Generally, the SPC invests primarily in commodity futures but it may also invest in financial futures, options, forwards, spot contracts and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act and other investments intended to serve as margin or collateral for the SPC’s derivative positions. The Onshore Subsidiary only invests in financial futures, options, forwards, spot contracts and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for derivative positions. The Fund invests in the SPC via the Cayman Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Unlike the Fund and the Onshore Subsidiary, the SPC may invest without limitation in commodity-linked derivatives. The Fund complies with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Subsidiaries. The Subsidiaries also comply with Section 17 of the 1940 Act relating to affiliated transactions and custody. In addition, to the extent applicable to the investment activities of the Subsidiaries, the Subsidiaries are subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiaries will not seek to qualify as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is, directly or indirectly, the sole shareholder of each Subsidiary and does not expect shares of the Subsidiaries to be offered or sold to other investors.

Principal Investment Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

The principal risk factors affecting shareholders’ investments in the Fund (and, indirectly, in the Subsidiaries) are set forth below.

● Commodity Sector Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, pandemics, embargoes or other trade barriers, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock

4

sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s Share value to fluctuate.

● Counterparty Risk: Counterparty risk is the risk that the other party(s) to an agreement or a participant to a transaction, such as a broker or the futures commission merchant, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

● Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor, or counterparty.

● Currency Risk: Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

● Cyber Security Risk: Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and its Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

● Derivatives Risk: The Fund’s investments in derivative instruments including options, forward currency exchange contracts, swaps and futures, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

● Emerging Markets Risk: Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The

5

legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

● Equity and Equity-Related Securities Risk: Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

● Fixed Income Securities Risk: Fixed income securities in which the Fund may invest are subject to certain risks, including: interest rate risk, prepayment risk and credit/default risk. Interest rate risk involves the risk that prices of fixed income securities will rise and fall in response to interest rate changes. Prepayment risk involves the risk that in declining interest rate environments prepayments of principal could increase and require the Fund to reinvest proceeds of the prepayments at lower interest rates. Credit risk involves the risk that the credit rating of a security may be lowered.

● Foreign Investments Risk: International investing may be subject to special risks, including currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or through depositary receipts. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its net asset value (“NAV”). Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

● Forward and Futures Risk: The successful use of forward and futures contracts draws upon the Adviser’s and Trading Advisers’ skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market, and possible regulatory position limits and restrictions, for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s and Trading Advisers’ inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

● Government Intervention and Regulatory Changes: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

In addition, Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and certain related investments. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities so that a failure to comply

6

with the limits would result in a statutory violation, and requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

● Hedging Transactions Risk: The Adviser and Trading Advisers from time to time employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s and Trading Advisers’ ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Trading Advisers’ ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser and Trading Advisers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own cost.

● High Portfolio Turnover Risk: The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.

● Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser and Trading Advisers. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by the Fund. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield, and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. Certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. Interest rates in the United States and many other countries have risen in recent periods and may continue to remain elevated for the foreseeable future. In the case of the United States, longer-term inflationary pressure may result from the U.S. government’s fiscal policies and the Fund may experience higher interest rates over its investment horizon.

● Leveraging Risk: Investments in derivative instruments may give rise to a form of leverage. Trading Advisers may engage in speculative transactions which involve substantial risk and leverage, such as making short sales. The use of leverage by the Adviser and Trading Advisers may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

● Management Risk: The Fund is subject to the risk of poor investment selection. In other words, the individual investments of in the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

● Manager Risk: If the Adviser and Trading Advisers make poor investment decisions, it will negatively affect the Fund’s investment performance.

● Market Risk: The NAV of the Fund will change with changes in the market value of its portfolio positions. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Investors may lose money.

7

● Multi-Manager Dependence Risk: The success of the Fund’s investment strategy depends both on the Adviser’s ability to select Trading Advisers and to allocate assets to those Trading Advisers and on each Trading Adviser’s ability to execute the relevant strategy and select investments for the Fund and each Subsidiary. The Trading Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund.

● New Adviser Risk: The Trading Advisers may be newly registered or not registered with the SEC and/or have not previously managed a mutual fund. Accordingly, investors in the Fund bear the risk that a Trading Adviser’s inexperience may limit its effectiveness.

● Non-Diversification Risk: The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

● Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.

●    Other Investment Companies Risk: To the extent the Fund invests in other investment companies, including money market funds and ETFs, its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

● Quantitative Trading Strategies Risk: The Adviser and Trading Advisers may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of the Adviser or a Trading Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

● Subsidiary Risk: By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments. The derivatives and other investments held by the Subsidiaries are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiaries are not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, are not subject to all the investor protections of the 1940 Act. Changes in the laws or acts of the United States, Delaware and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiaries to continue to operate as they currently do and could adversely affect the Fund.

● Tax Risk: In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investment assets and other categories of investment income. Treasury Regulations provide that income from a foreign subsidiary that is a controlled foreign corporation is qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. Notwithstanding the treatment of controlled foreign corporations in the regulations, the Internal Revenue Service (“IRS”) may take the position that income earned by the Fund through the Cayman

8

Subsidiary may not be qualifying income because of its investment in commodities. Additionally, the IRS may take the position that certain commodity-linked structured notes may not be qualifying income. A recharacterization of income from the Cayman Subsidiary or commodity-linked structured notes could cause the Fund to fail to qualify as a RIC. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. Changes in the laws or acts of the United States, Delaware and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiaries to operate as described in this Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary or the SPC. If Cayman Islands act changes such that the Cayman Subsidiary and/or the SPC must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Performance Information

The bar chart and table below illustrate the performance of the Fund’s Class I Shares. The bar chart below shows how the Fund’s Class I Shares performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of all dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Updated performance information is available online at www.abbeycapital.com or by calling 1-844-261-6484 (toll free). The Fund commenced operations as a series of the Company on April 11, 2018, when all of the assets of Abbey Global LP transferred to Class I Shares of the Fund.

Total Returns for the Calendar Years Ended December 31 - Class I Shares

During the period shown in the chart, the highest quarterly return was 11.56% (for the quarter ended December 31, 2020) and the lowest quarterly return was -4.74% (for the quarter ended December 31, 2022).

The year-to-date total return of the Fund’s Class I Shares as of September 30, 2025 was 3.51%.

9

Average Annual Total Returns

The following table, which includes all applicable sales loads, compares the average annual total returns of the Class I Shares, Class A Shares and Class C Shares for the one-year, five-year, and since inception periods to a broad-based market index for the same periods. For Class A Shares, the table reflects the impact of the maximum sales charge of 5.75%. For this reason, returns for Class A Shares will be lower than those of Class I and Class C Shares.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2024	1 Year	5 Years	Since Inception (April 11, 2018)(2)
Class I Shares
Returns Before Taxes	9.02%	11.29%	10.74%
Returns After Taxes on Distributions (1)	7.36%	8.86%	7.74%
Returns After Taxes on Distributions and Sale of Fund Shares (1)	5.62%	8.00%	7.22%
Class A Shares
Return Before Taxes	2.58%	9.69%	9.49%
Class C Shares
Returns Before Taxes	6.91%	10.17%	9.64%
S&P 500® Total Return Index (reflects no deduction for fees, expenses and taxes)	25.02%	14.53%	14.45%

(1)

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only. After-tax returns for Class A Shares and Class C Shares will vary.

(2)

Class A Shares and Class C Shares of the Fund commenced operations on February 16, 2022 and November 8, 2021, respectively. Performance shown prior to inception of the Class A Shares and Class C Shares is based on the performance of Class I Shares, adjusted for the higher expenses applicable to Class A Shares and Class C Shares, respectively.

Management of the Fund

Investment Adviser and Trading Advisers

Abbey Capital Limited, 8 St. Stephen’s Green, Dublin 2, Ireland, serves as the investment adviser to the Fund.

Aspect Capital Limited, Crabel Capital Management, LLC, Graham Capital Management L.P., Revolution Capital Management, LLC, Systematica Investments Limited (acting as the general partner of Systematica Investments LP), Tudor Investment Corporation, and Welton Investment Partners LLC, and Winton Capital Management Limited each serve as a Trading Adviser to the Fund.

Portfolio Managers

The Fund is managed by the following co-portfolio managers.

	Title	Portfolio Manager Since:
Abbey Capital Limited
Anthony Gannon	Founder and Chief Investment Officer	Inception (April 11, 2018)
John Twomey	Director of Research	January 1, 2026

10

Purchase and Sale Information

The minimum initial investment for Class A Shares and Class C Shares is $2,500, and the minimum initial investment for Class I Shares is $1,000,000. There is a minimum amount of $100 for subsequent investment in Class A Shares and Class C Shares, and $1,000 in Class I Shares. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations, as further detailed in the section entitled “Purchase of Fund Shares – Purchases Through Intermediaries.”

You can purchase and redeem Shares of the Fund only on days the New York Stock Exchange (“NYSE”) is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals that have entered into a distribution agreement with the Fund’s distributor (collectively, “Service Organizations”). Class I Shares, Class A Shares and Class C Shares of the Fund may also be purchased and redeemed directly through the Company by the means described below.

Purchase and Redemption by Mail:

Regular Mail: Abbey Capital Multi Asset Fund c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Overnight Delivery: Abbey Capital Multi Asset Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Avenue, Suite 219252 Kansas City, MO 64105-1307

Purchase by Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-844-261-6484 to confirm the current wire instructions for the Fund.

Redemption by Telephone:

Call the Transfer Agent at 1-844-261-6484.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

FUND INFORMATION

More Information About Fund Investments

This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. The Adviser seeks returns, in part, by using (i) Managed Futures strategy investments that are not expected to have returns that are highly correlated to the broad equity market; (ii) Long U.S. Equity strategy investments that are expected to have returns that are highly correlated to the broad equity market; and (iii) actively managed Fixed Income strategy investments that are not expected to have returns that are highly correlated to the broad equity market or the Managed Futures strategy. The Adviser believes that utilizing non-correlated strategies may mitigate losses in generally declining markets. However, there can be no assurance that losses will be avoided. Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. The Managed Futures strategy investments are designed to achieve capital appreciation in the financial and commodities futures markets. The trading strategies employ several different trading styles using different research and trading methodologies, in a wide range of global financial and commodity markets operating over multiple time frames. Many of the styles use systematic, automated trading systems, using a combination of mathematical, statistical, technical analysis, pattern recognition and macroeconomic models aimed at profiting from market trends of different durations. Trading Advisers may use discretionary approaches aimed at identifying value investments and turning points in trends. All Trading Advisers utilize a disciplined approach to risk management. The Adviser and Trading Advisers from time to time will employ hedging techniques. The Fund may sell an investment if it has obtained a target value for the relative sector, issuer, or specific security; if pricing performance or fundamental performance varies from expectations; if fundamentals deteriorate; or if the Adviser or a Trading Adviser believe that alternative investments offer the opportunity to achieve more favorable risk-adjusted returns. The markets traded include bond markets, money markets, foreign exchange markets and commodity markets. Most of the trading is done in derivative markets, usually listed futures markets, but some trading in cash markets may take place when this is the most effective way to enter or exit a trading position. Both long and short positions will be taken in all markets traded. Contracts are positioned either long or short based on various characteristics related to their prices. For example, the Fund may short a particular underlying security or instrument if the Adviser or a Trading Adviser believes the price of the underlying security or instrument will decrease. More information about the Fund’s investments and portfolio management techniques, and related risks, is included in the SAI.

The investment objective of the Fund is to seek long-term capital appreciation. Current income is a secondary objective. The Fund’s investment objective is non-fundamental and may be changed by the Board of Directors of the Company (the “Board”) without the approval of the Fund’s shareholders. However, as a matter of policy, the Fund would not materially change its investment objective without informing shareholders at least 60 days in advance of any such change.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund’s SAI. There is no guarantee that the Fund will achieve its investment objective.

More Information About Risks

The following provides additional information about the principal and certain non-principal risks of investing in the Fund and, indirectly, in the Subsidiaries. More information about the Fund’s risks is included in the SAI.

12

Principal Risks

Commodity-Linked Derivatives. The Fund may gain exposure to the commodities markets through commodity-linked structured notes, swap agreements and commodity futures and options. These instruments have one or more commodity-dependent components. They are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index or other readily measurable economic variable. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. There cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.

Counterparties. To the extent the Fund invests in loans or securities traded over-the-counter, swaps, “synthetic” or derivative instruments, repurchase agreements, certain types of options or other customized financial instruments, the Fund takes the risk of non-performance by the other party to the contract. The participants in the over-the-counter market may not be subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. This risk may include credit risk of the counterparty and the risk of settlement default. This risk may differ materially from those entailed in exchange-traded transactions that generally are supported by guarantees of clearing organizations, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

Credit/Default Risk. The credit rating of an issuer or guarantor of a security in which the Fund invests may be lowered or an issuer or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations. The Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of a loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. The risk of loss due to default by issuers of lower-rated securities is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The Fund also may incur additional expenses in seeking recovery on defaulted securities. The creditworthiness of firms used by the Fund to effect securities transactions in emerging and frontier market countries may not be as strong as in some developed countries. As a result, the Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information (including private shareholder information), corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s Adviser and other service providers (including, but not limited to, Fund accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and

13

systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Derivative Contracts. The Fund may, but need not, use derivative contracts for any of the following purposes:

●	To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased;

●	As a substitute for buying or selling currencies or securities; or

●	To seek to enhance the Fund’s return in non-hedging situations (which is considered a speculative activity).

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. The Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. The use of derivatives is subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

●

Forward and Futures Risk. The successful use of forward and futures contracts draws upon the Adviser’s and Trading Advisers’ skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market, and possible regulatory position limits and restrictions, for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

●

Forward Contracts. The Fund may utilize forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements

14

were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Adviser would otherwise recommend, to the possible detriment of the Fund.

●

Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Equity and Equity-Related Securities Risk. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund’s NAV to fluctuate. The number of issuers in the Fund’s portfolio will vary over time.

Fixed Income Investments. The Fund invests a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The principal debt investments of the Fund will be fixed and floating rate securities with no reset terms.

The credit quality of securities held in the Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, the Fund treats the security as being rated in the higher rating category. The Fund invests primarily in investment grade fixed income securities that are rated as low as Baa by Moody’s Investors Service or BBB by S&P Global Ratings (or their equivalents, or, if unrated, determined by the Adviser or applicable Trading Adviser to be of comparable credit quality). The Fund may choose not to sell securities that are downgraded below those credit ratings after their purchase. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets.

Foreign Securities. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an

15

unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

In addition, the Fund may invest in securities traded or denominated in foreign currencies and in multinational currencies such as the Euro. The Fund will value its securities and other assets in U.S. dollars. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks, which include more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. Further, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation. The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve its investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Government Intervention and Regulatory Changes. The Dodd-Frank Act significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions, including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk. In addition, the Fund is required to comply with Rule 18f-4 under the 1940 Act and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. See “Derivatives Contracts” above for additional information.

16

Interest Rate Risk. During periods of rising interest rates, the market value of the Fund’s fixed-income securities will tend to be lower than prevailing market interest rates. In periods of falling interest rates, the market value of the Fund’s fixed-income securities generally will tend to be higher than prevailing market interest rates. Prices of longer-term fixed income securities are typically more sensitive to changes in interest rates than prices of shorter-term fixed-income securities. Significant upward pressure on domestic interest rates and a corresponding widening of credit spreads could negatively impact the market price of emerging debt markets. Certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested.

Interest Rate Swaps, Total Return Swaps, Credit Default Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.

●

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

●

Total Return Swaps. Total return swaps are contracts that obligate one party to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

●

Credit Default Swaps. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.

●

Options on Swaps (“swaptions”). Swaptions are options to enter into a swap agreement. The Fund may also purchase and write (sell) swaptions. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

●

Interest Rate Caps. Interest rate caps entitle the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.

●

Interest Rate Floors. Interest rate floors entitle the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

●	Interest Rate Collars. Interest rate collars combine a cap and a floor that are designed to preserve a certain return within a predetermined range of interest rates.

The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return (which is considered a speculative activity). The use of swaps, swaptions, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or a Trading Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

17

Leveraging Risk. The Fund’s use of futures, forward contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. The use of leverage by the Adviser and Trading Advisers may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also use borrowed funds to create leverage. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and instruments purchased with such proceeds does not cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. In the event of a sudden, precipitous drop in value of the Fund’s assets, the Fund may not be able to liquidate assets quickly enough to pay off its borrowing. Short sales of securities also involve the use of leverage. Using this investment technique may adversely affect the Fund’s NAV or total return.

Market Risk. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its investments. The market value of the Fund’s holdings is based upon the market’s perception of value and is not necessarily an objective measure of an investment’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments and may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

The COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect the Fund’s performance.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as

18

accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Other Investment Companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies (including issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act), but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. Investments in issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act will generally be considered illiquid investments and would be subject to the Fund’s 15% limitation on investments in illiquid investments. Rule 12d1-4 under the 1940 Act permits funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022.

Quantitative Trading Strategies Risk. The Adviser and Trading Advisers may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, changing sources of market returns, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues), among others. Any errors or imperfections in quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of the Adviser or a Trading Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

Across the industry, there has been an increasing trend towards utilizing machine learning, natural language processing, artificial generative intelligence, artificial neural networks, artificial narrow intelligence, or similar tools, models and systems generally referred to as “artificial intelligence” (collectively, “AI Tools”) as part of portfolio management, trading, portfolio risk management and other applications in the investment management processes used by various market participants, including certain Trading Advisors. Many AI Tools are relatively recent and novel developments and may be subject to one or more undetected errors, defects or security vulnerabilities. The processes by which some AI Tools produce any particular output might be difficult (or impossible) to understand, to explain, or to replicate, and there is a risk that any particular output will be unreliable, whether because such output appears to be accurate but is not or contains other errors. Some errors may be discovered only after an AI Tool has been used by end customers or after substantial operations in the marketplace. Any errors, defects or security vulnerabilities discovered after such AI Tools are in widespread operation could result in substantial loss of revenues or assets, or material liabilities, reputational risks or sanctions.

Subsidiary Risk. The Fund will make investments through its direct and indirect wholly-owned Subsidiaries organized under the acts of the Cayman Islands and the laws of the State of Delaware. By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments. The derivatives and other investments held by a Subsidiary are generally similar to those that

19

are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiaries will be achieved.

The Subsidiaries are not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, are not subject to all the investor protections of the 1940 Act. However, the Fund, directly or indirectly, wholly owns and controls the Subsidiaries, making it unlikely that a Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiaries, and the Fund’s role as the direct or indirect sole shareholder of each Subsidiary. The Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Changes in the laws or acts of the United States, Delaware and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiaries to operate as described in this Prospectus and in the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary or the SPC. If Cayman Islands act changes such that the Cayman Subsidiary and/or the SPC must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Tax Risk. There is a risk that the IRS could assert that the income derived from the Fund’s investment in certain commodity-linked structured notes will not be considered qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. In 2006, the IRS had published a ruling that income realized from swaps with respect to a commodities index would not be qualifying income. In a number of private letter rulings issued during 2006-2011, the IRS ruled that the income of such a foreign subsidiary would be qualified income each year even if it is not actually distributed to the RIC each year, but in 2011 the IRS suspended the issuance of such rulings. In addition, during 2006-2011, the IRS had also issued private letter rulings to regulated investment companies concluding that income derived from their investment in certain commodity-linked structured notes would constitute qualifying income to the fund. In 2011, the IRS indicated that the granting of these types of private letter rulings was suspended, pending further internal review of the subject. In 2016, the IRS announced that it would not issue any such rulings in the future, and it revoked the previously issued rulings. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. For more information, see “More Information About Taxes”.

Non-Principal Risks

Illiquid Investments Risk. Investing in illiquid investments is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities. Less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories or certain securities, which may further decrease the Fund’s ability to buy or sell such securities.

Indexed Securities Risk. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values that rise and fall according to the change in one or more specified indices and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole.

Redemptions. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid investments at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity issues may also make it difficult to value the Fund’s investments.

20

Short Sales. The Fund engages in short sales – including those that are not “against the box,” which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short – in accordance with the provisions of the 1940 Act. In a typical short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issuer and quantity at some future date. The Fund realizes a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales “against the box” may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 95% of the value of the Fund’s assets.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The SAI is incorporated herein.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

Investment Adviser

Abbey Capital Limited, an Irish limited company founded in 2000, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 8 St. Stephen’s Green, Dublin 2, Ireland. As of September 30, 2025, the Adviser had over $7.2 billion in assets under management. The Adviser is registered as an Investment Adviser with the SEC and as a CTA and a Commodity Pool Operator (or “CPO”) with the CFTC, and is a member of the National Futures Association (the “NFA”).

The Fund is managed by the Adviser and one or more Trading Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at the annual rate of 1.77% of its average annual net assets, payable on a monthly basis in arrears. The Adviser compensates the Trading Advisers out of the advisory fee that it receives from the Fund.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.79%, 2.04% and 2.79% as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026 for Class I Shares, Class A Shares and Class C Shares and may not be terminated prior to that date without the approval of the Board. If at any time the Fund’s Total Annual Fund Operating Expenses for a year are less than 1.79%, 2.04% or 2.79%, as applicable, the Adviser may recoup any waived amount from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser if such reimbursement does not cause the Fund to exceed existing expense limitations. For the fiscal year ended August 31, 2025, after waivers, the Adviser received 1.69% of the Fund’s average net assets in investment advisory fees from the Fund. Had fee waivers not been in place, the Adviser would have received 1.77% of the Fund’s average net assets in investment advisory fees from the Fund.

21

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Adviser and trading advisory agreements with the Trading Advisers is available in the Fund’s annual financial statements on Form N-CSR for the fiscal year ended August 31, 2025.

Anthony Gannon and John Twomey are the portfolio managers primarily responsible for the day-to-day management of the Fund.

Anthony Gannon (Founder and Chief Investment Officer) founded the Adviser in 2000 with a vision to create an alternative investment business providing multi-manager funds specializing in the managed futures and foreign exchange sectors of the hedge fund industry. Over its twenty five year history, Mr. Gannon has overseen the Adviser’s growth from a start-up to a global company which is currently one of the largest independent allocators in the CTA industry. Prior to founding the Adviser, Mr. Gannon was a co-founder of Allied Irish Capital Management (AICM), a multi-manager CTA, in conjunction with Allied Irish Banks. He helped to grow the company to become one of the largest European CTAs, with funds under management growing from an initial $50 million to in excess of $1.4 billion. Mr. Gannon has more than 35 years of investment experience in the managed futures industry. He is recognized and acknowledged as a leader in the industry globally and is a regular guest speaker at alternative investment industry conferences. Mr. Gannon graduated with a Bachelor of Commerce degree and a Masters in Business Studies with Finance from University College Dublin, Ireland.

John Twomey is the Director of Research at the Adviser. As Director of Research, Mr. Twomey is responsible for the firm’s investment research and portfolio oversight functions, including CTA analysis and due diligence, quantitative modelling, portfolio construction, market analysis, and liquidity management. Mr. Twomey joined the Adviser in 2009 and was promoted to Director of Research in 2021. Mr. Twomey is a member of the Adviser’s Leadership Team and Investment Committee. Mr. Twomey holds an M.Sc. in Financial Economics and a B.Sc. in Finance (both First-Class Honors) from University College Cork (UCC). He is a Chartered Alternative Investment Analyst (CAIA) and has published research in the Journal of Wealth Management on Managed Futures as an Inflation hedge.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Trading Advisers

The Adviser has entered into a trading advisory agreement with each Trading Adviser to manage a portion of the Fund’s Futures Portfolio. Each Trading Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Trading Advisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Trading Adviser’s adherence to its investment style. The Board supervises the Adviser and the Trading Advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of Trading Advisers recommended by the Adviser.

The Fund and the Adviser have received an exemptive order from the SEC that permits the Adviser, without shareholder approval and subject to certain conditions, to terminate existing Trading Advisers or hire new Trading Advisers for the Fund, to materially amend the terms of particular agreements with Trading Advisers or to continue the employment of existing Trading Advisers after events that would otherwise cause an automatic termination of a trading advisory agreement. This arrangement has been approved by the Board and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Trading Advisers when the Board and the Adviser feel that a change would benefit the Fund. The exemptive order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of trading advisory agreements.

Not all of the Trading Advisers listed may be actively managing Fund or Subsidiary assets at all times. Subject to the oversight of the Board, the Adviser may temporarily allocate assets away from a Trading Adviser. Situations in which the Adviser may make such a determination include changes in the level of assets in the Fund, changes to the Adviser’s view of the Trading Adviser’s current opportunities, changes in a Trading Adviser’s personnel or a Trading Adviser’s adherence to an investment strategy.

22

The following provides additional information about each Trading Adviser and the Trading Adviser’s investment teams.

Aspect Capital Limited

The Adviser has entered into a trading advisory agreement with Aspect Capital Limited (“Aspect”) to manage a portion of the Fund’s assets using the Aspect Core Diversified Program. Aspect is a private limited company formed in 1998 and based in London, United Kingdom. Aspect’s main office is located at 10 Portman Square, London W1H 6AZ, United Kingdom. Aspect is registered with the CFTC as both a CTA and a CPO and is a member of the NFA in such capacities. Aspect’s philosophy is predominantly focused on capturing medium-term trend opportunities across a broad spectrum of diversified market sectors, applying a systematic and research driven approach.

All portfolio and investment procedures for the Aspect Core Diversified Program are overseen by Aspect’s Investment Committee (“IC”). Aspect’s IC has overall responsibility for the operation of all of Aspect’s Programs. The IC is chaired by Anthony Todd (Chief Executive Officer) and also comprises Martin Lueck (Research Director), Christopher Reeve (Chief Risk Officer), Max Xu (Portfolio Manager), Jack Haberfield (Principal Researcher), Razvan Remsing (Director of Investment Solutions) and Alexis Blair (Director of Trading).

Anthony Todd – Chief Executive Officer

Mr. Todd co-founded Aspect in September 1997 and is the Chief Executive Officer of Aspect. Mr. Todd chairs Aspect’s Executive Board, which determines Aspect’s overall corporate and strategic direction, chairs Aspect’s Investment Committee and takes Board level responsibility for investment risk and model risk management. Before establishing Aspect, Mr. Todd worked for five years (from March 1992 to October 1997) at Adam, Harding and Lueck Limited (AHL) initially as Director of Financial Engineering and Product Development, before moving to Switzerland as Director of Marketing and Institutional Sales. Prior to this role, Mr. Todd was a strategy consultant at Mars & Co., a Paris based consultancy, from September 1990 to March 1992. From July 1989 to July 1990, Mr. Todd studied at INSEAD in France, and from September 1982 to June 1989 he was with UBS, an international investment bank, in London as Assistant Director in the International Government Bond Group. Mr. Todd holds a B.A. in Physics from Oxford University and an M.B.A. from INSEAD in France.

Martin Lueck – Research Director and President of Aspect Capital Inc.

Mr. Lueck co-founded Aspect in September 1997. As Research Director, Mr. Lueck oversees the Research team responsible for generating and analyzing fundamental research hypotheses for development of all Aspect’s investment programs. Mr Lueck is also a member of Aspect’s Investment Committee. Prior to founding Aspect, Mr. Lueck was with Adam, Harding and Lueck Limited (AHL), which he co-founded in February 1987 with Michael Adam and David Harding. Man Group plc (a leading global provider of alternative investment products and solutions) completed the purchase of AHL in 1994 and Mr. Lueck left in 1996. At AHL, Mr. Lueck was instrumental in developing AHL’s trading systems and approach to research as well as the proprietary software language that provided the platform for all of AHL’s product engineering and implementation. From May 1996 through August 1997, Mr. Lueck was on gardening leave from AHL during which time he helped establish his wife’s publishing business Barefoot Books. Mr. Lueck was a Director of Research at Brockham Securities Limited, a London based commodity trading advisor, from October 1984 to February 1987 and an executive in the Japanese Equity Sales department of Nomura International, a provider of financial services for individual, institutional, corporate, and government clients, from January to October 1984. Mr. Lueck serves on the Board of the National Futures Association. He holds an M.A. in Physics from Oxford University and currently serves as Chair of the Oxford Physics Development Board.

Christopher Reeve – Chief Risk Officer

Mr. Reeve joined Aspect in January 2005 and was appointed to the firm’s Executive Board as Chief Risk Officer in November 2024. In this role, he is responsible for all investment and model-related risks associated with Aspect’s portfolios, including the review of all new research and strategies and post-trade risk monitoring. He is a member of the Investment Committee, which is responsible for reviewing and approving all research leading to new or improved trading strategies and for the ongoing monitoring of existing strategies and client portfolios. Mr. Reeve began his career at Aspect as a member of the Research Team, focusing on risk reviews of new investment strategy research. He then became a member of what is now the Investment Solutions Team in 2006, Head of Investment

23

Solutions in February 2014 and Director of Investment Solutions in May 2015, before being appointed as Director of Risk in September 2018. Mr. Reeve holds a first-class master’s degree in chemistry from the University of Oxford. Mr. Reeve previously served in the British Army as a second lieutenant in the Welsh Guards, commanding an infantry platoon on training and ceremonial duties.

Max Xu – Portfolio Manager

Max Xu is a Principal Researcher and Portfolio Manager within Aspect’s Research team. As Portfolio Manager for the Aspect Diversified, Core Diversified, Absolute Return and China Diversified Programs, she has primary responsibility for leading the ongoing research effort as it relates to these strategies, agreeing the research agenda with and reporting to the Investment Committee, and managing program releases. Max is also a member of the Investment Committee, which is responsible for reviewing and approving all research leading to new or improved trading strategies and for the ongoing monitoring of existing strategies and client portfolios. Since joining Aspect in 2008 she has accumulated over 15 years’ experience in portfolio construction and the development of quantitative investment strategies. Prior to joining Aspect, Max worked at BNP Paribas Asset Management from 2005 to 2008 where she developed quantitative FX trading strategies for their diversified currency program. Max holds an MSc in Financial Mathematics (Distinction) from Cass Business School and a BSc in Biological Science from Peking University in China. She is also a CFA Charterholder.

Jack Haberfield – Principal Researcher

Jack Haberfield is a Principal Researcher leading Aspect’s CTA & Macro research. In this role, he is involved in all elements of research, from idea generation through to implementation. Jack is also a member of the Investment Committee, which is responsible for reviewing and approving all research leading to new or improved trading strategies and for the ongoing monitoring of existing strategies and client portfolios. He joined Aspect as member of the Risk Methodology Team in 2005, before moving across to the Research Team in 2010, where he was promoted to Senior Research Specialist in 2011, and then to Principal Researcher in 2015. Jack holds a 1st class BA in Physics from Oxford University.

Razvan Remsing – Director of Investment Solutions

Razvan Remsing joined Aspect Capital in July 2010 and is Director of Investment Solutions. Razvan and his team are an integral part of the product development and research functions at Aspect and they provide quantitative expertise to Aspect’s clients on the investment process and the development of new product ideas. His primary responsibility is client engagement on matters relating to strategies, products, performance and research. Razvan is also a member of the Investment Committee, which is responsible for reviewing and approving all research leading to new or improved trading strategies and for the ongoing monitoring of existing strategies and client portfolios. Prior to joining Aspect, Razvan worked at Skybound Capital, Clear Horizon Capital, and PeregrineQuant (now Vunani Fund Managers) in various quantitative research roles. He graduated with distinctions in Mathematics, Applied Mathematics and Physics from Rhodes University. He holds a BSc (Hons) in Theoretical Physics from Wits University and was awarded an MSc in Financial Mathematics from the University of Cape Town and is a CFA Charter holder.

Alexis Blair – Director of Trading

Alexis Blair joined Aspect in January 2001 and is Director of Trading. He is also a member of the Investment Committee, which is responsible for reviewing and approving all research leading to new or improved trading strategies and for the ongoing monitoring of existing strategies and client portfolios. Since joining Aspect, Alexis has covered several positions within the Execution team, initially starting on the Commodities desk and then later specializing in FX as a Senior Trader. From January 2011, Alexis oversaw the management of the Financials execution desk and was heavily involved in the research process to develop Aspect’s execution systems. In April 2013, Alexis was appointed Co-Head of Aspect’s Execution team before later being appointed sole head of the team in July 2014. Alexis graduated from Sheffield Hallam University in 1998.

Crabel Capital Management, LLC

The Adviser has entered into a trading advisory agreement with Crabel Capital Management, LLC (“Crabel”) to manage a portion of the Fund’s assets using the Crabel Advanced Trend Program. Crabel is organized as a Wisconsin limited liability company, and the main office is located at 1999 Avenue of the Stars, Suite 2060, Los Angeles, California 90067. Crabel is registered as a CTA and CPO with the

24

CFTC and is a member of the NFA. Crabel is also registered as an investment adviser with the SEC. Crabel is a global alternative investment firm specializing in systematic, automated trading of global futures and foreign exchange instruments.

Michael Pomada – President & Chief Executive Officer

Michael Pomada is the President & Chief Executive Officer of Crabel and is a member of the firm’s Management Committee. Mr. Pomada began his career in the interactive entertainment industry in sales and business development. After completing his MBA, Mr. Pomada went to UBS before managing portfolios for Manchester Trading (Niederhoffer) and Coast Asset Management. Upon joining Crabel in 2008, Mr. Pomada managed an equity portfolio while assisting in the oversight of Crabel’s equity strategies. Starting in late 2009, Mr. Pomada and a colleague led the effort to revamp the firm’s execution processes, infrastructure and algorithmic trading/microstructure research. Mr. Pomada joined the firm’s Management Committee in 2010 and became Chief Operating Officer in June 2011. In July 2016 he was promoted to CEO and President. In this role, Mr. Pomada focuses on research and product development, and continues to oversee the front office teams. Mr. Pomada has been registered as an NFA associate member and an associated person of Crabel since May of 2012 and listed as a principal of Crabel since January of 2013.

Grant Jaffarian – Portfolio Manager

Grant Jaffarian is a Portfolio Manager at Crabel and is a member of the firm’s Management Committee. Mr. Jaffarian began his career at Belgium-based Analytic Investment Management, a high turnover futures manager acquired by Robeco Bank. Upon leaving Analytic Investment, Mr. Jaffarian founded Petra Intraday, a short term systematic emerging manager. In 2004, Mr. Jaffarian joined Efficient Capital Management, LLC where he served as Chief Investment Officer before departing in December 2012. Mr. Jaffarian founded AlphaTerra, LLC in April 2013 to work with the world’s most promising quant systematic trading strategies. In March 2014, AlphaTerra was acquired by Crabel and Mr. Jaffarian assumed the role of Portfolio Manager for the Crabel Advanced Trend Program. Mr. Jaffarian joined the firm’s Management Committee in April 2016. Mr. Jaffarian has been listed as a principal and associated person of Crabel since January 2017.

Graham Capital Management L.P.

The Adviser has entered into a trading advisory agreement with Graham Capital Management, L.P. (“GCM”) to manage a portion of the Fund’s assets using the Graham Tactical Trend Program. GCM is a Connecticut based company formed in 1994. GCM’s main offices are located at 40 Highland Avenue, Rowayton, CT 06853. GCM is registered with the CFTC as a CTA and CPO and is a member of the NFA. GCM is also registered with the Securities and Exchange Commission as an investment adviser.

For nearly three decades, GCM has specialized in providing compelling quantitative and discretionary alpha opportunities across a variety of market environments that seek low correlation to traditional investments. GCM’s quantitative trading programs or models produce trading signals on a largely automated basis when applied to market data.

Kenneth G. Tropin – Chairman:

Mr. Tropin founded GCM in May 1994. Mr. Tropin developed the firm’s original trading programs and is responsible for the overall management of the organization, including the investment of its proprietary trading capital.

Pablo Calderini – Vice Chairman and Co-Chief Investment Officer:

Mr. Calderini jointly oversees and supervises GCM’s discretionary and systematic portfolio manager teams, trading, and research, alongside Jens Foehrenback, President and Co-Chief Investment Officer. He joined GCM in August 2010 and became an Associated Person and Principal of GCM effective August 13, 2010. Mr. Calderini received a BA in Economics from Universidad Nacional de Rosario in 1987 and a Masters in Economics from Universidad del CEMA in 1989, each in Argentina.

Jens Foehrenbach, CFA – President and Co-Chief Investment Officer of GCM and jointly oversees and supervises GCM’s discretionary and systematic portfolio manager teams, trading, and research, alongside Pablo Calderini, Vice Chairman and Co-Chief Investment Officer. He joined GCM in February 2025. Prior to joining GCM, he worked at Man Group from September 2008 to February 2025, most recently as Head of Public Markets within Discretionary Investments at Man Group. Mr.

25

Foehrenbach served in several capacities for the Man Group during his tenure at the firm, including Chief Investment Officer of Man Solutions and Chief Investment Officer of Man FRM. Jens Foehrenbach received a Master’s degree in Business Economics from the University of Basel, Switzerland in 2001.

Revolution Capital Management, LLC

The Adviser has entered into a trading advisory agreement with Revolution Capital Management, LLC (“RCM”) to manage a portion of the Fund’s assets using the Revolution Emerald Futures Program. RCM is a Colorado-based limited liability company formed in 2004. RCM’s main office is located at 600 17th Street, Suite 610S, Denver, Colorado 80202, United States. RCM is registered with the CFTC as a CTA and CPO and is a member of the NFA. RCM has been trading proprietary capital since January 2005. RCM focuses on short-term, systematic and quantitative trading, applying rigorous statistical analysis to all aspects of research, development, and operations.

Michael Mundt – Principal:

Dr. Mundt’s tasks primarily consist of model development, business/marketing, and coordinating RCM’s overall business and trading strategy. Dr. Mundt’s background is in engineering and applied science. He received his Bachelor of Science degree in Aerospace Engineering from the University of Colorado in 1989. He was awarded a PhD in Aerospace Engineering in 1993, also from the University of Colorado; his thesis involved the exploration of chaos and turbulence in simple weather/climate models. After the completion of his academic studies, Dr. Mundt transitioned into the technology industry. He was employed by Seagate Technology, a hard-disk drive company, as an engineer specializing in computational fluid mechanics between March 1998 and July 2007.

T. Robert Olson – Principal:

Dr. Olson oversees the architecture and development of the hardware and software computing infrastructure at RCM. Dr. Olson received his Bachelor of Science degree in Aerospace Engineering at the University of Arizona in 1989. He received his Master’s and Doctorate degrees in Aerospace Engineering at the University of Colorado in 1992 and 1996, respectively. Dr. Olson was employed at Raytheon Technology, an aerospace defense contractor, from June 1996 through June 2006. His primary job duties included code/software development, data analysis, and the development of statistical algorithms to process high-frequency real-time data.

Systematica Investments Limited

The Adviser has entered into a trading advisory agreement with Systematica Investments Limited (“Systematica”), acting solely in its capacity as the general partner of Systematica Investments LP, to manage a portion of the Fund’s assets using the Trend Following Program. Systematica is a Jersey corporation formed in 2015 and is located at First Floor, Esplanade 29, St. Helier, Jersey JE2 3QA, and Systematica Investments LP is a Guernsey limited partnership whose registered office is at Plaza House, Third Floor, Elizabeth Avenue, St Peter Port, Guernsey GY1 2HU. Systematica is registered as a CTA and CPO with the CFTC and is a member of the NFA, but Systematica does not act as the CPO of the Fund. Systematica is also registered as an investment adviser with the SEC. Systematica does not act as the “alternative investment fund manager” of the Fund for the purposes of Directive 2011/61/EU of the European Parliament and the Council of the European Union. As of October 1, 2025, Systematica had approximately $12 billion in assets under management.

Leda Braga - Leda acts as CEO of Systematica Investments, an institutional hedge fund manager with approximately $12 billion in AUM and offices in London, Geneva, New York, Singapore, Shanghai and Jersey. Systematica was formed in January 2015 as a spin-off of BlueCrest Capital, where Leda was President and Head of Systematic Trading for 14 years since 2001. Prior to BlueCrest Leda was part of Cygnifi Derivatives Services (a J.P. Morgan spin-off). At Cygnifi she was a member of the management team and head of its Valuation Service. Prior to Cygnifi, Leda spent nearly seven years at J.P. Morgan as a Quantitative Analyst in the derivatives research team. Her past experience includes modelling of interest rate exotics, FX/interest rate hybrid instruments and equity derivatives. She holds a PhD in Engineering from Imperial College London, where she worked as a lecturer and led research projects for over three years prior to joining J.P. Morgan. In addition, Leda has served on the advisory board of the pension fund of the CERN in Geneva and on the advisory board of the London School of Economics’ Systemic Risk Centre. Leda currently serves on the board of trustees of the Standards Board of Alternative Investments (SBAI) and on the NY Fed’s Investment Advisory Committee on Financial Markets (IACFM).

26

Jean-Pierre Selvatico – Jean-Pierre serves as Co-Chief Investment Officer and joined Systematica in January 2017 as Head of Trading and Counterparty Management and was further appointed into the Chief Investment Office in 2019. Jean-Pierre joined Systematica from Pictet, Geneva, where he was Head of Hedge Funds and a member of Pictet Alternative Advisors’ investment committee. Prior to this, he was a managing director at Barclays Capital, London, in charge of the European interest rate options desk. His previous experience includes Credit Suisse First Boston, London, and 8 years at J.P. Morgan (Paris, Tokyo, London, New York) where he headed the USD interest rate options desk. Jean-Pierre holds Masters degrees from Ecole Polytechnique and Ecole Nationale de la Statistique et de l’Administration Economique (ENSAE), Paris.

Matthias Hagmann – Matthias serves as Co-Chief Investment Officer and joined Systematica on launch in January 2015 as a Product Manager and was further appointed into the Chief Investment Office in 2019. Prior to joining Systematica, Matthias worked as a Product Manager at BlueCrest. Matthias joined BlueCrest in November 2014 from AHL, Man Investments. Matthias led AHL’s largest research and investment management team, being responsible for all equity strategies (systematic macro (futures), single name equity) trading in the AHL Diversified, Dimension and Evolution programmes. Previous to AHL he was Head of Quantitative Research at Concordia Advisors, a multi-strategy hedge fund being now part of the Mariner Investment Group. Matthias graduated with distinction from the MSc in Econometrics and Mathematical Economics (London School of Economics), and further holds a PhD in Financial Econometrics from the Swiss Finance Institute. His research is published in high-profile academic journals such as Econometrica and the Journal of Econometrics.

Tudor Investment Corporation

The Adviser has entered into a trading advisory agreement with Tudor Investment Corporation (“Tudor”) to manage a portion of the Fund’s assets using the Tudor Emerald Momentum program. Tudor is a Connecticut-based investment manager. Tudor’s headquarters is located at 200 Elm Street, Stamford, Connecticut 06902, United States. The firm runs multiple strategies including but not limited to discretionary global macro, event driven and quantitative investment and trading strategies. The Tudor Emerald Momentum program trades a systematic trend following strategy across a broad range of global futures markets.

Susi Gorbey, Managing Director, Program Director - Tudor Momentum Diversified Program

Susi Gorbey joined Tudor in July 1995 and is based in the London office. Susi was appointed Director of Momentum Diversified Program in March 2023 and became the Portfolio Manager for the trend following strategy in July 2024. Susi chairs the Momentum Diversified Portfolio Advisory Group. Susi is also a member of Tudor’s UK Management Committee. From October 2016 to January 2024, she was the Director of the Quantitative Strategies Oversight Group (DQSO), which is responsible for governance of quantitative strategies at Tudor. Susi relinquished her role as DQSO in January 2024. Having joined Tudor as a Research Analyst, Susi was promoted to Quantitative Portfolio Manager before DQSO. Before joining Tudor, she was employed at the New Zealand Institute of Economic Research as a Research Economist. Susi holds an M.Sc. (equivalent) in Economics from Victoria University (1992). Her philanthropic service includes serving as the UK representative on the Tudor Foundation Committee and she is currently a member of the Advisory Group for Sutton Trust: Pathways to Banking and Finance Scheme.

Alejandro Belinky, Managing Director, Portfolio Manager

Alejandro Belinky joined Tudor in August 2008 and is based in the Stamford office. Prior to joining Tudor, Alejandro was a Research Analyst at Absolute Return Capital Partners, the systematic Global Macro Hedge Fund affiliate of Bain Capital, LLC (2006-2008), where he managed interest rate strategies in developed and emerging markets. Prior to joining Bain Capital, LLC, he was a Senior Associate in Global Tactical Asset Allocation at Mellon Capital Management (2004-2006). Alejandro holds a degree in Economics from Universidad Nacional Del Sur in Argentina (1999), a graduate degree (M.A. equivalent) in Capital Markets from Universidad De Buenos Aires (2000) and an M.Phil. as well as an M.S. in Finance and Economics from Columbia Business School (2004).

Welton Investment Partners LLC

The Adviser has entered into a trading advisory agreement with Welton Investment Partners LLC (“Welton”) to manage a portion of the Fund’s assets using the Welton Trend program. Welton is a Delaware limited liability company formed in June 2014 to provide all of the investment advisory

27

and day-to-day operational services previously assumed by Welton Investment Corporation (its “predecessor”), a Delaware corporation that merged in May 1997 with a California corporation originally formed in 1988. Welton’s main office is located at Eastwood Building, San Carlos between 5th and 6th, P.O. Box 6147, Carmel, California 93921, United States. Welton is registered with the CFTC as both a CTA and a CPO and is a member of the NFA in such capacities. Welton is also registered with the SEC as an investment adviser. Welton’s Trend program utilizes select medium and long-term trend-following models to capture specific recurrent market phenomena generated by behavioral inefficiencies amongst capital market participants. The systematic portfolio embeds risk management at multiple layers to ensure a stable risk profile over time.

Dr. Patrick Welton, Founder & Chief Investment Officer - An active investor for more than three decades and an investment manager since 1989, Dr. Welton co-founded Welton in 1988. As CIO, he oversees the investment team, develops and executes on investment strategies, and monitors compliance and risk associated with those activities. He also continues to support the firm’s research efforts. Dr. Welton has served on committees for the Managed Funds Association (MFA) and as a member of the Board of Directors of the NFA. He speaks at numerous conferences globally every year, participates in panel presentations, and has authored numerous articles on alternative investments, macroeconomic impacts on markets, and investment theory. He’s the former Chair of the Board of Montage Health and its subsidiaries, the former Vice-Chair of the Panetta Institute of Public Policy and a member of their investment committees. In the late 1990s, he co-founded Axios Data Analysis, one of the first large-scale data analytics firms focused on healthcare. His research experience also includes molecular biological work in gene sequencing and biophysics with a focus on positron emission neurofunctional brain imaging, and oncology through clinical cancer trials during a nearly 20-year period as Clinical Professor at Stanford University Hospital. Dr. Welton holds a BA from the University of Wisconsin-Madison. He also holds an MD from UCLA and completed his postdoctoral training at Stanford University. He additionally holds a certificate on Corporate Board Effectiveness from Harvard Business School.

Guillaume Detrait (President & Chief Risk Officer) – Mr. Detrait oversees Welton’s operations and enterprise risk management, ensuring that all systems, resources, and people are in place to achieve the firm’s goals. He gained his general management experience over 25 years working at large and small financial services companies in various countries, including France, the U.S., and the U.K. Before joining Welton in 2008, he was a Vice President at HSBC and a Senior Business Manager at Capital One. He began his career as an audit manager for KPMG’s Paris and Los Angeles offices. Mr. Detrait holds an MBA from Columbia Business School and earned an MSc in Management from ESC Reims which is today part of NEOMA Business School (France).

Todd Merrell, CPA, CA (Chief Financial Officer and Chief Compliance Officer) – Todd is responsible for all aspects of finance and compliance at Welton, including corporate finance, fund accounting and administration, trade oversight, investor reporting, and compliance with all laws and regulatory standards. Before joining the firm in 2009, he worked at JPMorgan Chase Hedge Fund Services in Bermuda and Deloitte in Canada, where he qualified as a Chartered Accountant. Todd holds memberships with the Chartered Professional Accountants of Canada in both Bermuda and Saskatchewan and earned an MPAcc and BComm (Finance) from the University of Saskatchewan.

Winton Capital Management Limited

The Adviser has entered into a trading advisory agreement with Winton Capital Management Limited (“Winton”) to manage a portion of the Fund’s assets using the Winton Major Market Trend Strategy. Winton is incorporated under the laws of England and Wales and its registered office is at 20 Old Bailey, London EC4M 7AN, England. Winton is authorized and regulated by the UK Financial Conduct Authority and is registered as a CTA and CPO with the CFTC and is a member of the NFA.

David Harding, Founder and Executive Chair

David Harding has been at the forefront of systematic investment management for more than 35 years. He has founded two successful investment management companies: the first, AHL, was sold to Man Group in 1994; he launched the second, Winton, in 1997. David’s philanthropic interests focus on funding scientific research and the communication of scientific ideas. In February 2019, David’s foundation gave $130 million to Cambridge University, part of which funds the Harding Distinguished Postgraduate Scholars Programme. Other notable gifts include donations to the Cavendish Laboratory, the Max Planck Institute in Berlin and the Science Museum in London. David and his wife Claudia are

28

signatories of the Giving Pledge, a commitment to give away more than half their wealth during their lifetimes. A graduate of Cambridge University, David received a first-class Honours degree in natural sciences, specializing in theoretical physics.

Simon Judes, CIO

Simon Judes leads Winton’s investment management and research activities. He is a member of the firm’s executive management committee. Joining Winton as a researcher in 2008, Simon has worked on projects ranging from developing new commodity, macro and equity trading strategies, to leading research into portfolio construction methods. He took over responsibility for Winton’s core futures and forwards strategies in 2016 and has since led the design of standalone and bespoke implementations of Winton’s CTA strategies. Simon has a first-class Honours degree in physics and philosophy from Oxford University, and a PhD in physics from Columbia University.

Joss Anstey, Head of Investment Operations

Joss Anstey is responsible for Winton’s execution, middle office and treasury functions. He is a member of the firm’s executive management committee. Joss has led the development of Winton’s execution and operational capabilities over the past decade as the firm has expanded its investment universe into a wider range of global equities, exchange-traded and OTC derivatives, and credit instruments. Joss joined Winton in 2012 from Société Générale as a foreign exchange trading specialist, before his appointment to Head of Execution in 2014. Joss holds a first-class degree in mathematics and an MSc with distinction in finance, both from Imperial College, London.

Nick Saunders, Chief Operating Officer

Nick Saunders is responsible for all of Winton’s non-investment functions. He is a member of the Winton’s executive management committee. Since joining Winton in 2011, Nick has overseen the build out of the investment infrastructure and technology needed to support the firm’s expansion into new asset classes, trading strategies, and bespoke client solutions. Prior to his appointment as Chief Operating Officer in 2017, Nick held senior leadership roles across Winton’s technology and investment operations teams, including Chief Information Officer and Head of Investment Operations. Before Winton, Nick was Co-Head of European Operations at Marshall Wace and received a BA Honours degree in geography from the University of Birmingham.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Class I Shares and Class C Shares of the Fund are sold at their NAV. Class A Shares of the Fund are sold at their NAV, plus a front-end sales charge, if applicable. The NAV of each class of the Fund’s shares is calculated as follows:

Value of Assets Attributable to a Class
NAV = –	Value of Liabilities Attributable to the Same Class
Number of Outstanding Shares of the Class

The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. Due to the fact that different expenses are charged to the Class I Shares, Class A Share, and Class C Shares of the Fund, the NAV of the three classes of the Fund may vary. The Fund will effect purchases of Shares at the NAV, plus any applicable sales charge, next determined after receipt by the Transfer Agent of your purchase order in good order as described below. The Fund will effect redemptions of Shares at the NAV next calculated after receipt by the Transfer Agent of your redemption request in good order as described below. If the Fund holds securities that are primarily listed on non-U.S. exchanges, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

29

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. When prices are not available from such service or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs, real estate investment trusts and closed-end funds will be valued at their market price.

If market quotations are unavailable or deemed unreliable, securities will be valued by Valuation Designee (as defined below) in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Sales Charges

Different Service Organizations may impose different sales charge waivers and these variations are described in Appendix A to this Prospectus.

Class A Shares Sales Charges. Purchases of Class A Shares of the Fund are subject to a front-end sales charge of up to 5.75% of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. For Class A Shares sold by Quasar Distributors, LLC (the “Distributor”), the Distributor will receive the sales charge imposed on purchases of Class A Shares (or any contingent deferred sales charge (“CDSC”) paid on redemptions) and may retain the full amount of such sales charge. The sales charges or underwriter concessions (the difference between the sales charge and the dealer reallowance) received by the Distributor may be made available to the Fund for pre-approved marketing expenses or may be used to offset the compensation owed by the Adviser to the Distributor for its services. Sales charges are not imposed on Shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net

30

amount invested. The term “offering price” includes the front-end sales charge. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Amount of Purchase of Class A Shares	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Compensation as a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	5.00%
At least $25,000 but less than $50,000	5.00%	5.26%	4.25%
At least $50,000 but less than $100,000	4.75%	4.99%	4.00%
At least $100,000 but less than $250,000	3.75%	3.83%	3.25%
At least $250,000 but less than $500,000	2.50%	2.56%	2.00%
At least $500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or greater	None	None	*see below

*

No sales charge is payable at the time of purchase on investments of $1,000,000 or more; however, a 1% CDSC is imposed in the event of redemption within 12 months following any such purchase. The Fund’s Distributor will pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals, including affiliates of the Adviser who initiate and are responsible for purchases of $1,000,000 or more. A CDSC may be waived or varied by certain Service Organizations as described in Appendix A to this Prospectus.

Rights of Accumulation. You may combine your new purchase of Class A Shares with Class A Shares and/or Class C Shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you own. You may combine your account, your spouse’s account, and the account(s) of your children under age 25.

This privilege is also extended to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase:” (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing Class A Shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company,” as defined in Section 2(a)(8) of the 1940 Act, solely controlled as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing Class A Shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans for a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your investment broker, brokerage firm, financial institution, or other industry professional, including affiliates of the Adviser.

You will need to provide written instruction with respect to the other accounts whose purchases should be considered in Rights of Accumulation.

Letter of Intent. If you anticipate purchasing a specific dollar amount of Class A Shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the “Letter”), which can be provided to you by your investment broker or other Service Organization. The reduced sales charge may also be obtained on Class A Shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held

31

in escrow in the form of Shares pending completion of the intended purchase. If you do not purchase the full amount of Class A Shares indicated in the Letter, the appropriate amount of shares held in escrow will be redeemed by the Transfer Agent to pay the sales charge that was not applied to your purchase.

Class A Sales Charge Waivers. The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

●

Current and retired directors and officers of funds sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

●

Employees of the Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having selling agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

●

Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

●

Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

●	Institutional investors (which may include bank trust departments and registered investment advisers).

●	Any accounts established on behalf of registered investment advisers or their clients by broker dealers that charge a transaction fee and that have entered into agreements with the Distributor.

●	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

●

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your Service Organization and if your Service Organization has entered into an agreement with the Company or the Distributor. Please consult your financial adviser for further information.

In order to take advantage of a sales charge waiver, a purchaser must certify to the Service Organization eligibility for a waiver and must notify the Service Organization whenever eligibility for a waiver ceases to exist. A Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible. Such information may include account statements or other records regarding Shares of the Fund held by you or your immediate family household members. Appendix A of this Prospectus provides more information about special sales charge arrangements through Service Organizations, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Contingent Deferred Sales Charge on Certain Redemptions – Class A Shares. Purchases of $1,000,000 or more in Class A Shares are not subject to an initial sales charge; however, a CDSC is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a CDSC is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed. A CDSC may be waived or reduced by certain Service Organizations as described in Appendix A to this Prospectus.

Contingent Deferred Sales Charge on Certain Redemptions – Class I Shares. A CDSC does not apply to redemptions of Class I Shares.

32

Contingent Deferred Sales Charge on Certain Redemptions – Class C Shares. No sales load is payable by a shareholder at the time of purchase, although the Distributor advances applicable Service Organizations the first year distribution and services fee at a rate of 1.00% on investments in the Fund’s Class C Shares. This advancement is solely financed by the Adviser and not by investors or the Fund. As a result, the Fund imposes a CDSC of 1.00% on redemptions of investments made within 12 months of purchase. The financing party receives the CDSC from the Distributor as reimbursement for the up-front sales commission that has been financed. The CDSC is assessed on an amount equal to the lesser of the offering price at the time of purchase of the shares redeemed and the NAV of shares redeemed at the time of redemption. When Class C Shares are redeemed, the redemption order is processed so that the lowest deferred sales charge is charged, and Class C Shares that are not subject to the deferred sales charge are redeemed first. Any CDSC paid on the redemptions of Class C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. No CDSC is imposed on increases in NAV for Fund shares acquired as reinvested Fund distributions.

The CDSC will be waived for Class C Shares in the following circumstances:

■	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Fund through such plans;

■	Exchanges pursuant to the exchange privilege, as described in “Shareholder Information — Exchange Privilege”;

■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the required minimum distribution age;

■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006;

■	Redemptions made with respect to certain retirement plans sponsored by the Fund;

■

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

■	Withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares;

■	Involuntary redemptions made of shares in accounts with low balances;

■	Redemptions related to the payment of custodial IRA fees, if any; and

■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by the Distributor.

General. You may purchase Shares of the Fund at the NAV per Share, plus any applicable sales charge, next calculated after your order is received by the Transfer Agent in good order as described below. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in Class A Shares and Class C Shares is $2,500, and the minimum initial investment for Class I Shares is $1,000,000. There is a minimum amount of $100 for subsequent investment in Class A Shares and Class C Shares and of $1,000 in Class I Shares. The Fund may accept initial investments of smaller amounts in its sole discretion. You can purchase Shares of the Fund only on days the NYSE is open and through the means described in this section.

Purchases Through Intermediaries. Shares of the Fund may also be available through certain Service Organizations. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose minimum investment requirements. Service Organizations may also impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on

33

your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund’s NAV, plus any applicable sales charges, next computed after such orders are deemed to have been received by the Service Organization or its authorized designee.

For administration, sub-accounting, transfer agency and/or other services, the Adviser or its affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) based on the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

In addition to fees that the Fund may pay to a Service Organization under a Plan of Distribution for the Class A Shares and the Class C Shares, the Fund may enter into agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for networking, sub-transfer agency, sub-administration and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Service Organization or (2) a fixed dollar amount for each account serviced by the Service Organization. The aggregate amount of these payments may be substantial.

Class I Shares may also be available on brokerage platforms of firms that have agreements with the Company to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Class I Shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.

Purchases By Telephone. Investors may purchase additional Class I, Class A and Class C Shares of the Fund by calling 1-844-261-6484. If you elected this option on your account application, and your account has been open for at least 7 business days, telephone orders, in amounts of $100 or more for Class A Shares and Class C Shares, and $1,000 or more for Class I Shares, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m. Eastern time, your shares will be purchased at the NAV, plus any applicable sales charge, calculated on the day your order is placed.

Telephone trades must be received by or prior to market close for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

34

Initial Investment By Mail. Class I, Class A and Class C Shares of the Fund may be purchased by mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Abbey Capital Multi Asset Fund. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares.

Abbey Capital Multi Asset Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

or overnight to:

Abbey Capital Multi Asset Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105-1307

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV plus any applicable sales charge next computed after the time the application and funds are received in proper order and accepted by the Fund.

Initial Investment By Wire. Class I, Class A and Class C Shares may also be purchased by wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:

U.S. Bank National Association
777 East Wisconsin Ave
Milwaukee WI 53202
ABA 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
For Further Credit to:
Abbey Capital Multi Asset Fund
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments – By Wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

35

Additional Investments. Additional investments may be made at any time by purchasing Shares at the NAV per Share, plus any applicable sales charge of the Fund by mailing a check to the Transfer Agent at the address noted above under “Investment by Mail” or by wiring as outlined above under “Investment by Wire.” Initial and additional purchases made by check or electronic funds transfer through the ACH network cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date. There is a minimum amount of $100 for subsequent investments in Class A and Class C Shares, and of $1,000 in Class I Shares.

Retirement Plans/IRA Accounts. The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-844-261-6484 for information.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased “in kind” (i.e., in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund’s total assets and may, subject to Board’s approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to the Board’s approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b.	existing and future clients of financial advisers and planners whose clients already hold Shares of the Fund;

c.	employees of the Adviser and their spouses, parents and children; and

d.	directors of the Company.

Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s Shares will be made in full and fractional Shares of the Fund calculated to three decimal places. Certificates for Shares will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation. The Adviser is authorized to waive the minimum initial investment requirement.

36

Good Order. A purchase request is considered to be in good order when the purchase request includes the name of the Fund and share class, the dollar amount of shares to be purchased, your account application or investment stub, a check payable to the Fund, and any other information requested. Purchase requests not in good order may be rejected.

Customer Identification Program. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Company’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

You may redeem Fund Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can redeem Shares of the Fund only on days the NYSE is open and through the means described in this section. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption request should be sent to:

Abbey Capital Multi Asset Fund
c/o U.S. Bank Global Fund Services
P. O. Box 219252
Kansas City, MO 64121-9252

or overnight to:

Abbey Capital Multi Asset Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105-1307

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

A signature guarantee, from either a Medallion program member or a non-Medallion program member (as described below), is required in the following situations:

●	If ownership is being changed on your account;
●	When redemption proceeds are payable or sent to any person, address or bank account not on record;
●	When a redemption is received by the Transfer Agent and the account address or bank details have changed within the last 15 calendar days;
●	For all redemptions in excess of $100,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

37

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from non-Medallion program members who are domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. You may then initiate a redemption of Shares in an amount not exceeding $100,000 by calling the Transfer Agent at 1-844-261-6484.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Telephone trades must be received by or prior to market close for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

IRA and Other Retirement Plan Redemptions. If you are redeeming shares held in an IRA and receiving a distribution from the IRA of the cash proceeds of the redemption of shares, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-844-261-6484. Investors will be asked whether or not to withhold taxes from any distribution.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account falls below $500 as a result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The Fund may assert the right to redeem your Shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for Shares of the Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity

38

with applicable rules of the SEC and the Company’s Policy and Procedures Related to the Processing of In-Kind Redemptions. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when the redemption request includes the name of the Fund and share class, the number of shares or dollar amount to be redeemed, the account number, signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable, and any other information requested. Redemption requests not in good order may be delayed.

Market Timing

In accordance with the policy adopted by the Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, it may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in its judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

39

Exchange Privilege

For Other Classes of the Fund

Beneficial holders with financial intermediary sponsored fee-based programs are eligible to exchange their Shares in a particular share class of the Fund for Shares in an identically registered account in a different share class of the Fund if the shareholder meets the eligibility requirements for that class of Shares or the shareholder is otherwise eligible to purchase that class of Shares. Such an exchange will be effected at the NAV of the Shares next calculated after the exchange request is received by the Transfer Agent in good order. Investors who hold Class I shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. Total return can be expected to differ among classes of the Fund. Shareholders who exercise a class exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes.

For Another Fund Managed by the Adviser

You may exchange all or a portion of your investment from the Fund to the same share class in an identically registered account of another mutual fund managed by the Adviser. Any new account established through an exchange will be subject to the minimum investment requirements as described in that fund’s prospectus. Exchanges will be executed on the basis of the relative NAV of the shares exchanged after your request for an exchange is received. An exchange of Fund shares for shares of another mutual fund is considered to be a sale of shares for federal income tax purposes, which may result in a taxable gain or loss. Please call the Fund (toll-free) at 1-844-261-6484 to learn more about exchanges, and to obtain the prospectus for another mutual fund managed by the Adviser. If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for your financial intermediary’s policies to effect an exchange.

The Fund reserves the right, at its sole discretion, to change or discontinue the exchange privilege, or to temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Fund.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise. The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund’s distributions and dividends, whether received in cash or reinvested in additional Shares, are subject to U.S. federal income tax.

All distributions will be reinvested in Fund Shares unless you elect to receive cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

40

More Information About Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. Fund distributions attributable to short-term capital gains and net investment income, and all distributions attributable to income and gains of the SPC, will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain, as defined above, of the Fund (which does not include any income or gains of the SPC) will be taxable to you as long-term capital gain, no matter how long you have owned your Fund Shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as the result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your Shares based on the difference between your tax basis in the Shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund Shares for over twelve months at the time you dispose of them.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund (or relevant broker or financial adviser) is required to compute and report to the IRS and furnish to Fund shareholders cost basis information when such Shares are sold. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your Shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such Shares were acquired with borrowed funds.

41

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients”. The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a RIC such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of Shares of the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

Shares of the Fund have not been registered for sale outside of the United States and certain United States territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Taxation of Futures Contracts. It is anticipated that the Fund’s assets will consist largely, if not entirely, of regulated futures contracts, forward foreign currency exchange contracts and interest-bearing obligations. Regulated futures contracts are subject to special treatment for federal income tax purposes: gains and losses on regulated futures contracts are generally treated as capital gains, which are 60% long-term and 40% short-term; and those contracts (and any related forward contracts) are required to be “marked to market” daily, with the result that gains or losses on them are recognized for tax purposes each year even though they continue to be held past the end of the year. For the Fund to avoid entity-level tax each year, it will generally be required to distribute out to shareholders the net income and gain that the Fund recognizes in the year. Accordingly, investors can generally expect to receive taxable distributions each year to the extent that the Fund assets appreciate in the year – i.e., for tax purposes, there will be no significant deferral of gains attributable to an investment in the Fund – and no more than approximately 60% of the taxable distributions each year are likely to be taxable at the lower rates applicable to long-term capital gains. Moreover, the percentage may often be lower than 60% because all income attributable to the SPC, including all gains from regulated futures contracts held by the SPC, will constitute ordinary income for the Fund and will result in ordinary income distributions for Fund shareholders.

Taxation of the SPC. There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the SPC will be received free of all Cayman Islands taxes. Each of the Cayman Subsidiary and SPC is registered as an “exempted company” pursuant to the Companies Law (Revised) of the Cayman Islands (as amended). Each of the Cayman Subsidiary and the SPC has applied for, and received, an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any

42

tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Cayman Subsidiary or the SPC, or to the shareholders thereof, in respect of any such property or income.

More information about taxes is contained in the SAI.

Distribution Arrangements

The Board has adopted a Plan of Distribution for the Class A Shares and the Class C Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See “Purchases Through Intermediaries” above.

The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

Additional Information

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-261-6484 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-844-261-6484 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

43

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

44

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single share of the Fund. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information for the fiscal year ended August 31, 2025 has been derived from the Fund’s consolidated financial statements and has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s consolidated financial statements, which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual financial statements on Form N-CSR, which is available upon request (see back cover for ordering instructions). The information for the years ended August 31, 2024, 2023, 2022 and 2021 was audited by the Fund’s prior independent registered public accounting firm.

Abbey Capital Multi Asset Fund — Class A Shares

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Period February 16, 2022 To August 31, 2022(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$11.82	$11.51	$11.94	$11.21
Net investment income/(loss)(2)	0.27	0.34	0.23	(0.06)
Net realized and unrealized gain/(loss) from investments	(0.23)	0.38	(0.21)	0.79
Net increase/(decrease) in net assets resulting from operations	0.04	0.72	0.02	0.73
Dividends and distributions to shareholders from:
Net investment income	(0.18)	(0.10)	(0.42)	—
Net realized capital gains	(0.35)	(0.31)	(0.03)	—
Total dividends and distributions to shareholders	(0.53)	(0.41)	(0.45)	—
Net asset value, end of period	$11.33	$11.82	$11.51	$11.94
Total investment return/(loss)(3)	0.18%	6.61%	0.24%	6.51	%(4)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$6,104	$6,672	$1,661	$808
Ratio of expenses to average net assets with waivers and/or reimbursements(6)	2.04%	2.04%	2.04%	2.04	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements(6)	2.12%	2.12%	2.16%	2.23	%(5)
Ratio of net investment income/(loss) to average net assets	2.36%	2.88%	1.99%	(0.87	)%(5)
Portfolio turnover rate(7)	0%	0%	0%	0	%(4)

(1)	Inception date of Class A Shares of the Fund was February 16, 2022.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return does not reflect any applicable sales charge.

(4)	Not Annualized.
(5)	Annualized.
(6)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares.

(7)

Portfolio turnover rate excludes all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less and is calculated for the Fund, as a whole, for the entire period.

45

Abbey Capital Multi Asset Fund — Class I Shares

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$11.87	$11.54	$11.96	$11.98	$11.07
Net investment income/(loss)(1)	0.30	0.38	0.26	(0.13)	(0.21)
Net realized and unrealized gain/(loss) from investments	(0.22)	0.37	(0.23)	1.29	2.21
Net increase/(decrease) in net assets resulting from operations	0.08	0.75	0.03	1.16	2.00
Dividends and distributions to shareholders from:
Net investment income	(0.19)	(0.11)	(0.42)	(0.34)	(0.17)
Net realized capital gains	(0.35)	(0.31)	(0.03)	(0.84)	(0.92)
Total dividends and distributions to shareholders	(0.54)	(0.42)	(0.45)	(1.18)	(1.09)
Net asset value, end of period	$11.41	$11.87	$11.54	$11.96	$11.98
Total investment return/(loss)(2)	0.49%	6.88%	0.38%	10.40%	19.72%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$876,540	$1,000,319	$496,775	$341,815	$94,948
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	1.79%	1.79%	1.79%	1.79%	1.84%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	1.79%	1.79%	1.79%	1.79%	1.79%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	1.87%	1.87%	1.91%	1.98%	2.28%
Ratio of net investment income/(loss) to average net assets	2.61%	3.13%	2.24%	(1.12)%	(1.80)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(3)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares.

(4)

Portfolio turnover rate excludes all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less and is calculated for the Fund, as a whole, for the entire period.

46

Abbey Capital Multi Asset Fund — Class C Shares

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Period November 8, 2021 To August 31, 2022(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$11.59	$11.32	$11.85	$12.51
Net investment income/(loss)(2)	0.18	0.26	0.14	(0.18)
Net realized and unrealized gain/(loss) from investments	(0.22)	0.38	(0.22)	0.70
Net increase/(decrease) in net assets resulting from operations	(0.04)	0.64	(0.08)	0.52
Dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.06)	(0.42)	(0.34)
Net realized capital gains	(0.35)	(0.31)	(0.03)	(0.84)
Total dividends and distributions to shareholders	(0.51)	(0.37)	(0.45)	(1.18)
Net asset value, end of period	$11.04	$11.59	$11.32	$11.85
Total investment return/(loss)(3)	(0.55)%	5.93%	(0.63)%	4.84	%(4)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$14,905	$14,684	$5,578	$624
Ratio of expenses to average net assets with waivers and/or reimbursements(6)	2.79%	2.79%	2.79%	2.79	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements(6)	2.87%	2.87%	2.91%	2.98	%(5)
Ratio of net investment income/(loss) to average net assets	1.63%	2.13%	1.24%	(1.88	)%(5)
Portfolio turnover rate(7)	0%	0%	0%	0	%(4)

(1)	Inception date of Class C Shares of the Fund was November 8, 2021.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares.

(7)

Portfolio turnover rate excludes all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less and is calculated for the Fund, as a whole, for the entire period.

47

APPENDIX A

THE INFORMATION ENCLOSED IN THIS APPENDIX IS PART OF, AND INCORPORATED IN, THE ABBEY CAPITAL MULTI ASSET FUND’S PROSPECTUS DATED DECEMBER 31, 2025.

WAIVERS AND DISCOUNTS AVAILABLE FROM SERVICE ORGANIZATIONS

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Service Organization. Service Organizations may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below.

In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Service Organization at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Some waivers and discounts may not be made available through a particular Service Organization, and shareholders will have to purchase Shares directly from the Fund or through another Service Organization to receive these waivers or discounts.

MERRILL LYNCH

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

A-1

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC’) Waivers on Front-end,Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

MORGAN STANLEY WEALTH MANAGEMENT

Effective as of January 30, 2024, shareholders purchasing Fund Shares through a Morgan Stanley Wealth Management (“Morgan Stanley”) transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A Shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

FRONT-END SALES CHARGE WAIVERS ON CLASS A SHARES AVAILABLE AT MORGAN STANLEY WEALTH MANAGEMENT

●

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

A-2

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

●	Shares purchased through a Morgan Stanley self-directed brokerage account.

●

Class C (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

●

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

A-3

PRIVACY NOTICE

FACTS	WHAT DOES THE ABBEY CAPITAL MULTI ASSET FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Multi Asset Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Multi Asset Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

What we do
How does the Abbey Capital Multi Asset Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Multi Asset Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The Abbey Capital Multi Asset Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Multi Asset Fund’s investment adviser, Abbey Capital Limited, and each trading adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Abbey Capital Multi Asset Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Multi Asset Fund does not jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

FOR MORE INFORMATION ABOUT THE FUND

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. Information about different sales charge variations is provided in Appendix A to this Prospectus. More information about the Fund is available free of charge, upon request, including:

Annual/Semi-annual Reports: These reports contain additional information about the Fund’s investments. The annual report includes Fund strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual report and semi-annual report to shareholders are, available on the Adviser’s website at www.abbeycapital.com or by calling 1-844-261-6484.

Statement of Additional Information (“SAI”): The Fund’s SAI, dated December 31, 2025, has been filed with the SEC. The SAI, which includes additional information about the Fund, and the Fund’s Annual and Semi-Annual reports, may be obtained free of charge by calling 1-844-261-6484. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus. The SAI is available on the Adviser’s website at www.abbeycapital.com.

Shareholder Inquiries: Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9:00 a.m. to 8:00 p.m. (Eastern time) Monday-Friday. Call: 1-844-261-6484.

Purchases and Redemptions: Call your registered representative or 1-844-261-6484.

Written Correspondence:
P.O. Box Address:
Abbey Capital Multi Asset Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

Street Address:
Abbey Capital Multi Asset Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, 219252
Kansas City, MO 64105-1307

Securities and Exchange Commission: You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05518

STATEMENT OF ADDITIONAL INFORMATION

ABBEY CAPITAL MULTI ASSET FUND

a series of THE RBB FUND, INC.

CLASS I SHARES (TICKER: MAFIX)

CLASS A SHARES (TICKER: MAFAX)

CLASS C SHARES (TICKER: MAFCX)

December 31, 2025

Investment Adviser:

ABBEY CAPITAL LIMITED

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of three share classes, Class I Shares, Class A Shares and Class C Shares (collectively, the “Shares”), representing interests in the Abbey Capital Multi Asset Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus and should be read only in conjunction with the Fund’s Prospectus dated December 31, 2025 (the “Prospectus”) and the Fund’s Annual Report dated August 31, 2025 (the “Annual Report”). Copies of the Prospectus and Annual and Semi-Annual Reports may be obtained free of charge by calling toll-free 1-844-261-6484. The financial statements and notes contained in the Annual Report on Form N-CSR are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

GENERAL INFORMATION	1
INVESTMENT OBJECTIVE	1
PRINCIPAL INVESTMENT POLICIES AND RISKS	1
NON-PRINCIPAL INVESTMENT POLICIES AND RISKS	12
INVESTMENT LIMITATIONS	15
DISCLOSURE OF PORTFOLIO HOLDINGS	17
PORTFOLIO TURNOVER	17
MANAGEMENT OF THE COMPANY	18
CODE OF ETHICS	24
PROXY VOTING	24
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	24
INVESTMENT ADVISORY AND OTHER SERVICES	25
INVESTMENT ADVISER	25
INVESTMENT TRADING ADVISERS	26
THE PORTFOLIO MANAGERS	28
ADMINISTRATION AND ACCOUNTING AGREEMENT	28
CUSTODIAN AGREEMENT	29
TRANSFER AGENCY AGREEMENT	29
DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION	29
PAYMENTS TO FINANCIAL INTERMEDIARIES	30
FUND TRANSACTIONS	30
PURCHASE, EXCHANGE AND REDEMPTION INFORMATION	32
TELEPHONE TRANSACTION PROCEDURES	34
VALUATION OF SHARES	34
TAXES	35
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	36
MISCELLANEOUS	36
FINANCIAL STATEMENTS	36
APPENDIX A	A-1

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Abbey Capital Multi Asset Fund, a non-diversified portfolio. Abbey Capital Limited (“Abbey Capital” or the “Adviser”), serves as the investment adviser to the Fund.

INVESTMENT OBJECTIVE

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund seeks long-term capital appreciation. Current income is a secondary objective. There can be no guarantee that the Fund will achieve its investment objectives. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

PRINCIPAL INVESTMENT POLICIES AND RISKS

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present, although privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to the risks that are presented by mortgage-backed securities, asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See “Mortgage-Backed Securities” below for additional information.

The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

Asset-backed securities acquired by the Fund may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

Commodity-Linked Investments.  The Fund may attempt to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked derivative instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets. Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities and changes in interest rates as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease (including pandemics), embargoes and other trade barriers, and acts of war or terrorism.

1

The Fund may invest in commodity-linked derivative instruments such as commodity-linked structured notes. The Fund may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on some multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the Fund earns from these notes as compared to the index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as the Secured Overnight Financing Rate (“SOFR”) or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices.

Corporate Obligations. The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity of debt securities. See Appendix A to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Fund may enter into credit default, interest rate and total return swaps. The Fund may also enter into interest rate caps, floors and collars. In addition, the Fund may enter into mortgage swaps and currency swaps.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. As examples, credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Fund will enter into credit default, interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default, interest rate, total return and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default, interest rate, total return and mortgage swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a credit default, interest rate, total return or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A credit default swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund. The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

2

The use of derivatives is subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

The Fund will not enter into any credit default, interest rate, total return or mortgage swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated by such rating organization, determined to be of comparable quality by the Adviser or applicable Trading Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of credit default, interest rate, mortgage, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser or applicable Trading Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser, and the Fund cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Equity Markets. The Fund may invest in equity markets. Equity markets can be highly volatile, so that investing in the Fund involves substantial risk. As a result, investing in the Fund involves the risk of loss of capital.

Equity Securities.  Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

3

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

●	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Exchange-Traded Funds (“ETFs”). The Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq Market System. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. Additionally, some ETFs are actively-managed by an investment adviser and/or sub-advisers and do not seek to provide investment results that correspond to an index.

ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Actively-managed ETFs are subject to risk of poor investment, and the individual investments of an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively-managed ETFs portfolio management practices do not work to achieve their desired result. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAV. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. In addition, the purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses. See “Investment Company Shares” below for additional information.

The Fund may acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. The purchase of shares of other investment companies may result in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

Foreign Securities. The Fund may invest in securities of foreign issuers that are denominated or traded in foreign currencies. The Fund may also invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

4

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency. The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Fund may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations but pay interest in U.S. dollars and are typically issued in the United States.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and EU signed the Trade and Cooperation Agreement (“TCA”) on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. At this time, the impact of Brexit cannot be predicted, however, market disruption in the EU and globally may have a negative effect on the value of the Fund’s investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Recently, various countries have experienced significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund's investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve its investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Forward Foreign Currency Transactions. The Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates or to seek to increase total return. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

5

The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency or to seek to increase total return. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

At the consummation of the forward contract, the Fund may terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund’s transactions in forward contracts will be limited to those described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and the Fund will not do so unless deemed appropriate by the Adviser or Trading Adviser, as applicable.

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars” above for additional information.

The Fund or the Subsidiaries (as defined below) may enter into agreements with a futures commission merchant (“FCM”) which require the FCM to accept physical settlement for certain financial instruments.

If the Fund uses forward contracts as a method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency, this does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks or to seek to increase total return, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund’s foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Futures And Options On Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

The Fund and the Subsidiaries, through which it invests, are subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as commodity pools and the Adviser is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (“CEA”). The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser or a Trading Adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified currency amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars” above for additional information.

The Fund or the Subsidiaries may enter into agreements with a futures commission merchant (“FCM”) which require the FCM to accept physical settlement for certain financial instruments.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s or Trading Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

6

Investment Company Shares. The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022.

Investing in Emerging Countries, including Asia and Eastern Europe. The Fund may invest in securities of issuers located in emerging countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States and other developed financial markets. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

7

The Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian and/or Ukrainian securities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

LIBOR Transition Risk. Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

Multi-Manager Structure. The Fund, ACMAF Master Offshore Limited, a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands (the “Cayman Subsidiary”), ACMAF Offshore SPC, an indirect wholly-owned and controlled segregated portfolio company incorporated under the acts of the Cayman Islands (the “SPC”) and ACMAF Onshore Series LLC, a wholly-owned and controlled Delaware series limited liability company (the “Onshore Subsidiary” and, together with the Cayman Subsidiary and the SPC, the “Subsidiaries), are managed by the Adviser and one or more asset managers who are unaffiliated with the Adviser (each a “Trading Adviser” and together, the “Trading Advisers”). Subject to review by the Fund’s Board of Directors (the “Board”), the Adviser is responsible for selecting the Fund’s investment strategies and for allocating and reallocating assets among the Trading Advisers consistent with the Fund’s investment objective and strategies. The Adviser may allocate assets of the SPC and the Onshore Subsidiary to multiple managed futures portfolios (the “Segregated Portfolios”). The Adviser is also responsible for recommending to the Board whether an agreement with a Trading Adviser should be approved, renewed, modified or terminated and for monitoring and evaluating the Trading Advisers. The Adviser is also responsible for implementing procedures to ensure that each Trading Adviser complies with the Fund’s investment objective, strategies and restrictions.

Options. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates or to seek and increase in total return.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars” above for additional information.

8

The Fund or the Subsidiaries may enter into agreements with a futures commission merchant (“FCM”) which require the FCM to accept physical settlement for certain financial instruments.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser or applicable Trading Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio, to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future or to seek to increase total return. The Fund purchasing put and call options pays a premium therefore. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Pandemic Risk. Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions lead to instability in the market place, including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or the Fund’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

Portfolio Turnover Rate. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

Restricted and Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act (“Rule 22e-4” of the “Liquidity Rule”), the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid investments may include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency and mortgage swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

9

Mutual funds do not typically hold a significant amount of restricted or other illiquid investments because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Fund may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser or applicable Trading Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Adviser or applicable Trading Adviser will monitor the liquidity of Restricted Securities held by the portion of the assets of the Fund it manages. In reaching liquidity decisions, the Adviser or Trading Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Fund’s investment objectives, the Fund may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Fund believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Fund intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid investments or restricted securities.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the Fund is subsequently downgraded below investment grade, the Adviser and Trading Advisers will consider such event in its determination of whether the Fund should continue to hold the security.

Short Sales. As consistent with the Fund’s investment objectives, the Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is generally a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out..

Special Note Regarding Market Events. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund's business, they could adversely affect the Fund's business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund's business and the business of the Fund's competitors over the long term, the Fund will not know if, overall, it will benefit from them or be negatively affected by them. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region. Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rate changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund.

10

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund.

Structured Securities. The Fund may invest in structured securities to the extent consistent with its investment objective. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Subsidiary Risk. The Fund makes investments through the wholly-owned and controlled Subsidiaries of the Fund: ACMAF Offshore SPC (via the Cayman Subsidiary) and ACMAF Onshore Series LLC Investment in the SPC (via the Cayman Subsidiary) provides the Fund with exposure to the commodity markets within the limitations of Subchapter M of Subtitle A, Chapter 1 of the Code. The SPC is organized under the acts of the Cayman Islands and the Onshore Subsidiary is a Delaware series limited liability company. The Fund is the direct or indirect sole shareholder of each Subsidiary, and it is not currently expected that shares of the Subsidiaries will be sold or offered to other investors.

The SPC and the Onshore Subsidiary will invest primarily in derivative instruments, such as, commodity futures contracts, non-commodity futures contracts, such as equity index, government bond, fixed income and foreign exchange futures contracts, forward foreign currency exchange contracts, commodity and non-commodity swap agreements. The SPC and the Onshore Subsidiary may also invest in fixed income securities and money market instruments, cash and cash equivalents with two years or less term to maturity, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. All commodities futures and commodities-related investments will be made in the Segregated Portfolios of the SPC. The Fund’s investment in each Subsidiary may vary depending on the types of instruments selected by the Adviser or Trading Advisers to gain exposure to the commodities markets. To the extent that the Fund invests in the Subsidiaries, the Fund may be subject to the risks associated with the above mentioned derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

While the Subsidiaries may be considered similar to an investment company, they are not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws or acts of the United States, Delaware and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiaries to operate as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders.

Tax Risk. The Fund intends to continue to qualify annually to be treated as a regulated investment company under the Code. To qualify as a regulated investment company under the Code, the Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity-related securities, including income from the Fund’s investment in its subsidiary, is Qualifying Income is unclear. The Internal Revenue Service (“IRS”) has issued a ruling that income realized from certain types of commodity-linked derivatives would not be Qualifying Income. The Fund’s investment in the SPC (via the Cayman Subsidiary) is expected to provide the Fund with exposure to the commodities markets within the limitations of the Code for qualification as a regulated investment company, but there is a risk that certain commodity-linked structured notes will not be considered Qualifying Income. If the Fund’s income from these types of securities is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a regulated investment company under the Code. Moreover, an investment in a subsidiary generally may not exceed 25% of the value of the gross assets of the Fund at the end of each quarter of the Fund’s taxable year. If the SPC does exceed 25% of the value of the gross assets of the Fund, in any quarter, the Fund may fail to qualify as a regulated investment company under the Code. See “Taxes” below for additional information related to these restrictions.

11

U.S. Government Securities. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets and ultimately the Fund.

See “Mortgage-Backed Securities” below for additional information about the September 7, 2008 federal takeover of Fannie Mae and Freddie Mac.

●	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

●	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

●	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

●	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and the Fund have entered into a fee waiver and/or expense reimbursement arrangement.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”), pass-through certificates and collateralized mortgage obligations (“CMOs”).

Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

12

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continue support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts, although the Fund does not intend to invest in residual interests.

The Fund may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., S&P’s or Moody’s), they often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

Investing in mortgage-backed securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of mortgage-backed securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires.

13

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

The Fund may invest in floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), and mortgage-backed securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any mortgage-related security held by the Fund is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the Fund may consequently experience losses in respect of such mortgage-related security.

Real Estate Investment Trust Securities. The Fund may invest in real estate investment trusts (“REITs”). REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund.

The REITs in which the Fund may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. The Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

Risk Considerations of Lower Rated Securities. The Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents or, if unrated, determined by the Adviser or applicable Trading Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in the Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser or applicable Trading Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. The Fund may invest in high yield debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. Since yields vary over time, no specific level of income can ever be assured.

14

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a fixed income security owned by the Fund defaulted, the Fund could incur additional expenses in attempting to obtain a recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the Fund’s NAV to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets, to the extent it holds such fixed income securities. In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s and Trading Advisers’ ability to accurately value such securities and the Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the current market value of the loaned domestic securities (105% of loaned foreign securities) by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund does not have the right to vote loaned securities. The Fund will attempt to call all loaned securities back to permit the exercise of voting rights on material matters, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Securities of Unseasoned Issuers. The Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, to the extent consistent with the Fund’s primary investment strategies as set forth in the Prospectuses and with each Fund’s policy on investments in illiquid investments.

Special Situation Companies. The Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a “Special Situation,” may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A “Special Situation” may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a “Special Situation.” The Fund may invest in securities (even if not “Special Situations”) which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market. The Fund shall not be required to invest any minimum percentage of its aggregate portfolio in “Special Situations,” nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than “Special Situations.”

Temporary Defensive Positions. In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short-term U.S. government securities. If the Fund were to take a temporary defensive position, it may be to achieve its investment objective for a period of time.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise noted, the Fund’s investment goals and strategies described in the Prospectus may be changed by the Board without the approval of the Fund’s shareholders.

15

The Fund may not:

1.	Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.	Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

4.	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

5.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

6.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments, including foreign exchange forward contracts, shall not constitute purchasing securities on margin.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, the Fund may invest in ETFs in excess of the limits of the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser, any Trading Adviser or their affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act. None of the Fund, the Adviser, or any Trading Adviser has obtained such an exemptive order as of the date of this SAI.

Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days (not including Sundays and holidays).

The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted fundamental policies that would permit direct investment in commodities.

Any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, short sales and other similar instruments, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Fund may pledge, mortgage or hypothecate assets to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

16

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does provide allowances for certain borrowings, firm commitment and standby commitment agreements. In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the Fund complies with the conditions of Rule 18f-4. See the section entitled “Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest rate Caps, Floors and Collars” above for additional information.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Generally, after the 30th business day of the month following each calendar quarter end, the Fund may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations. In addition, generally after the 30th business day of the month following each calendar quarter end, the Fund may post to its website a list of the Fund’s top ten holdings or full portfolio holdings at the discretion of the Adviser. The timing, frequency and type (i.e., ratings/rankings/holdings) of disclosure may change at the Adviser’s discretion, as well as whether to post to the Fund’s website.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the administrator, accounting agent and transfer agent; PricewaterhouseCooper LLP, the Fund’s independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Fund’s proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders. The Fund’s portfolio turnover rate is calculated by the value of the investment securities purchased or sold, excluding all instruments whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments, including options and futures contracts, with remaining maturities of less than one year are excluded from the portfolio turnover rate. If such instruments were included, the Fund’s portfolio turnover rate would be higher.

17

The Fund’s portfolio turnover rates for the two most recent fiscal years are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

Portfolio Turnover
Fiscal Year Ended August 31, 2025	Fiscal Year Ended August 31, 2024
0%	0%

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities. .

Directors, Advisory Board Members and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

18

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A

19

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

20

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

21

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios of the Company and The RBB Fund Trust (together, the “Fund Complex”) (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including the amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,000-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTORS
Robert Sablowsky	Over $100,000	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

Directors’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pays each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

22

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $1,060,000 in the aggregate from all series of the Company and The RBB Fund Trust for its services, and $16,047 from the Fund. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund Complex in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$ 12,867	N/A	$ 406,250
Lisa A. Dolly, Director	$ 11,376	N/A	$ 363,750
Nicholas A. Giordano, Director	$ 11,504	N/A	$ 369,250
Arnold M. Reichman, Director and Chair	$ 14,911	N/A	$ 476,750
Robert A. Straniere, Director(1)	$ 2,522	N/A	$ 101,250
Martha A. Tirinnanzi, Director	$ 10,570	N/A	$ 336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$ 14,721	N/A	$ 466,750
Brian T. Shea, Director	$ 12,127	N/A	$ 380,500
Disinterested Advisory Board Member
Eugene Podsiadlo(2)	$ 0	N/A	$ 0
Officers:
Steven Plump, President	$ 11,643	N/A	$ 424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$ 14,967	N/A	$ 546,000
Craig Urciuoli, Director of Marketing & Business Development	$ 11,918	N/A	$ 434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$ 5,482	N/A	$ 200,000

(1)	Mr. Straniere retired as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

23

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Name of Emeritus Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex
Julian A. Brodsky	$3,060	N/A	$ 106,250
Robert A. Straniere	$3,421	N/A	$ 84,375

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser will vote proxies in accordance with its proxy policies and procedures, which provide the Adviser’s Chief Compliance Officer is responsible for seeing that proxies required to be voted are voted on behalf of the Fund and in the Fund’s best interests. The Chief Compliance Officer may choose to appoint one or both of the Portfolio Managers to consider options and propose decisions.

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling toll-free 1-844-261-6484 or by writing to the Fund at: Abbey Capital Multi Asset Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri, 64121-9252. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2025, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Class	Shareholder Name and Address	Percentage of Shares Owned as of December 1, 2025
Abbey Capital Multi Asset Fund — Class I	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Dr., East Jacksonville, FL 32246-6484	27.89%
	LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Dr San Diego, CA 92121-3091	16.91%
	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	14.54%
	Morgan Stanley Smith Barney, LLC For the Exclusive Benefit of its Customers 1 New York Plz SC1 FL 39th New York, NY 10004-1932	7.73%
	Charles Schwab & Co, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	7.50%
	Abbey Capital Limited 8 St. Stephen's Green Dublin 2 Ireland*	5.58%

24

Name of Class	Shareholder Name and Address	Percentage of Shares Owned as of December 1, 2025
	Pershing LLC 1 Pershing Plz, FL 14 Jersey City, NJ 07399-0002	5.34%
Abbey Capital Multi Asset Fund — Class A	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	41.68%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Dr., East Jacksonville, FL 32246-6484	21.74%
	Charles Schwab & Co, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	19.21%
	LPL Financial FBO Customer Account Attn: Mutual Fund Operations 4707 Executive Dr San Diego, CA 92121-3091	13.60%
Abbey Capital Multi Asset Fund — Class C	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	31.81%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Dr., East Jacksonville, FL 32246-6484	19.67%
	National Financial Services, LLC For the Exclusive Benefit of its Customers Attn: Mutual Funds 499 Washington Boulevard 4th FL Jersey City, NJ 07310-2010	18.28%
	Stifel Nicolaus & Company Inc. 501 N Broadway Saint Louis, MO 63102-2188	14.43%
	Morgan Stanley Smith Barney, LLC For the Exclusive Benefit of its Customers 1 New York Plz Fl 12 New York, NY 10004-1965	8.13%
	LPL Financial FBO Customer Account Attn: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	5.23%

*	Beneficial Owner.

As of December 1, 2025, the Directors and Officers as a group owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

The Adviser, located at 8 St. Stephen’s Green, Dublin 2, Ireland, is an Irish limited company founded in 2000. Cavendish Capital Limited owns 100% of Abbey Capital.

The Adviser also serves as the investment adviser to the Cayman Subsidiary, the SPC, and the Onshore Subsidiary pursuant to separate investment advisory agreements. The Cayman Subsidiary is a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands as an exempted company. The SPC is a wholly-owned and controlled subsidiary of the Cayman Subsidiary and is an exempted company and a segregated portfolio company incorporated under the acts of the Cayman Islands. The Onshore Subsidiary is a wholly-owned and controlled subsidiary of the Fund organized as a Delaware series limited liability company. The Adviser does not receive additional compensation for its management of the Subsidiaries.

Advisory Agreement with the Company. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”).

25

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services to the Fund, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 1.77% of the Fund’s average daily net assets. The Adviser compensates the Trading Advisers out of the advisory fee that it receives from the Fund. There are no performance fees charged by the Adviser or Trading Advisers either at the Fund or at the Fund’s wholly-owned Subsidiary. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses through December 31, 2026 for Class I Shares, Class A Shares and Class C Shares in order to limit Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) to 1.79%, 2.04% and 2.79%, respectively, of the Fund’s average daily net assets.

For the fiscal year ends shown below, the Fund paid the Adviser the following advisory fees and the Adviser waived/reimbursed the following advisory fees as follows:

	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal year ended August 31, 2025	$17,340,076	$844,605	$0
Fiscal year ended August 31, 2024	$12,621,844	$647,218	$0
Fiscal year ended August 31, 2023	$7,265,752	$495,671	$0

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities and other investments, including futures contracts, forward contracts, swaps, and options, purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value the Fund’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursements was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of August 31, 2025, the Fund had amounts available for recoupments as follows:

EXPIRATION
August 31, 2026	August 31, 2027	August 31, 2028	Total
$495,671	$647,218	$844,605	$1,987,494

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

INVESTMENT TRADING ADVISERS

The Adviser may allocate assets of the SPC and the Onshore Subsidiary to multiple Segregated Portfolios. Each Trading Adviser shall, subject to the supervision and oversight of the Adviser, manage the investment and reinvestment of such portion of the assets of the Segregated Portfolios, as the Adviser may from time to time allocate to such Trading Adviser for management. The Adviser pays the Trading Advisers out of its advisory fees.

26

The Fund and the Adviser have received an exemptive order from the SEC that permits the Adviser, without shareholder approval and subject to certain conditions, to terminate existing Trading Advisers or hire new Trading Advisers for the Fund, to materially amend the terms of particular agreements with Trading Advisers or to continue the employment of existing Trading Advisers after events that would otherwise cause an automatic termination of a trading advisory agreement. This arrangement has been approved by the Board and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Trading Advisers when the Board and the Adviser feel that a change would benefit the Fund. The exemptive order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of trading advisory agreements.

The Adviser does not determine what investments will be purchased or sold for the Fund with respect to the portions of the Fund managed by the Trading Advisers. Because each Trading Adviser manages its portion of the Fund independently from the others, the same security may be held in two or more different portions of the Fund or may be acquired for one portion at a time when a Trading Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Trading Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Trading Adviser or Trading Advisers believe continued exposure to the broader securities market is appropriate. Because each Trading Adviser directs the trading for its portion of the Fund and does not aggregate its transactions with those of the other Trading Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Trading Adviser were managing the Fund.

The current Trading Advisers to the Fund are set forth below.

Trading Advisers
Aspect Capital Limited (“Aspect”) 10 Portman Square London W1H 6AZ United Kingdom	Aspect is a majority employee owned investment manager which is primarily controlled by founders Anthony Todd and Martin Lueck. Aspect seeks to capture medium-term trend opportunities across a broad spectrum of diversified market sectors, applying a systematic and research driven approach
Crabel Capital Management, LLC (“Crabel”) 1999 Avenue of the Stars, Suite 2060 Los Angeles, CA 90067	Crabel is a global alternative investment firm specializing in systematic, automated trading of worldwide futures and currencies. The Crabel Advanced Trend Program is a portfolio of systematic trading strategies designed to efficiently capture long-term trend following returns across a diverse set of global futures and foreign exchange instruments.
Graham Capital Management, L.P. (“GCM”) 40 Highland Avenue Rowayton, CT 06853	KGT GP LLC is the General Partner of GCM. GCM’s quantitative trading programs or models produce trading signals on a largely automated basis when applied to market data.
Revolution Capital Management, LLC (“RCM”) 600 17th Street, Suite 610S Denver, CO 80202	Michael Mundt and T. Robert Olson are managing members of RCM. RCM focuses on short-term, systematic and quantitative trading, applying rigorous statistical analysis to all aspects of research, development, and operations.
Systematica Investments Limited, acting as the general partner of Systematica Investments LP 29 Esplanade, First Floor Saint Helier JE2 3QA Jersey, United Kingdom	Systematica is an institutional hedge fund manager with offices in Jersey, London, Geneva, New York, Singapore and Shanghai, which is controlled by founder Leda Braga. Systematica manages macro, equity, directional and relative value strategies.
Tudor Investment Corporation (“Tudor”) 200 Elm Street Stamford, CT 06902	Tudor is a Connecticut-based investment manager. Tudor is privately owned by certain current and former senior officers. The firm runs multiple strategies including but not limited to discretionary global macro, event driven and quantitative investment and trading strategies. The Tudor Emerald Momentum program trades a systematic trend following strategy across a broad range of global futures markets.
Welton Investment Partners LLC (“Welton”) Eastwood Building San Carlos between 5th and 6th P.O. Box 6147 Carmel, CA 93921	Welton is a majority employee owned investment manager, which is primarily controlled by the founder Dr. Patrick Welton. Welton Trend seeks to harness recurrent market opportunities by utilizing systematic, research driven, medium and long-term trend-following models across a broad range of diversified global futures markets.
Winton Capital Management Limited (“Winton”) 20 Old Bailey, London EC4M 7AN, England	Winton is a quantitative investment management firm, founded by Sir David Harding in 1997 and headquartered in London. The Winton Major-Market Trend Strategy applies the trend-following models that the firm has developed over the last 25+ years to a diversified universe of commodities, stock indices, currencies and fixed income markets.

Trading Advisory Agreements with the Adviser. Each of the Trading Advisory Agreements provides that the Trading Adviser will manage the investment and reinvestment of such portion of the assets of the Fund or the Segregated Portfolios, as the Adviser may from time to time allocate to such Trading Adviser in accordance with the Fund’s objective, policies and restrictions and any investment guidelines established by the Adviser. Each Trading Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund and/or the Segregated Portfolios, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Trading Advisers are required to furnish at their own expense all investment facilities necessary to perform its obligations under the Trading Advisory Agreements.

27

Generally, each Trading Advisory Agreement may be terminated without penalty by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Adviser immediately upon notice to the Trading Adviser, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). Each Trading Advisory Agreement also may be terminated by a Trading Adviser upon 30 days’ written notice and automatically terminates upon termination of the Advisory Agreement.

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Shares they own and how they are compensated.

Abbey Capital

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2025.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
1. Anthony Gannon	Other Registered Investment Companies:	1	$2.7 billion	0	$0
	Other Pooled Investment Vehicles:	12	$3.7 billion	4	$2.6 billion
	Other Accounts:	0	$0	0	$0
2. John Twomey	Other Registered Investment Companies:	1	$2.7 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Compensation. As of the date of this SAI, Abbey Capital compensates the Fund’s portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a cash base salary and a discretionary bonus that is based on the individual performance of the portfolio manager and overall profitability of Abbey Capital, which is, in part, dependent on the performance of the Fund, and therefore in part based on the value of the Fund’s net assets and other client accounts they are managing.

Conflicts of Interests. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Abbey Capital has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated.

As of August 31, 2025, the Fund’s portfolio managers did not own any shares of the Fund.

ADMINISTRATION AND ACCOUNTING AGREEMENT

Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as fund administrator to the Fund pursuant to a fund administration servicing agreement and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”). Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company.

The Fund paid Fund Services certain administration, accounting and regulatory administration fees and related out-of-pocket expenses as follows:

	Fees Paid	Waivers	Reimbursements
Fiscal year ended August 31, 2025	$216,817	$0	$0
Fiscal year ended August 31, 2024	$181,367	$0	$0
Fiscal year ended August 31, 2023	$171,466	$0	$0

28

CUSTODIAN AGREEMENT

U.S. Bank, N.A., (the “Custodian”) 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is custodian of the Fund’s assets pursuant to a custodian agreement (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio investments on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio investments; and (e) makes periodic reports to the Board concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any affiliate, sub-custodian or domestic sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a fee based on the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund. The Custodian and Fund Services are affiliates.

TRANSFER AGENCY AGREEMENT

Fund Services serves as the transfer agent and dividend disbursing agent for the Fund pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”), under which Fund Services: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Fund. Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Fund under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Fund and the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, Fund Services provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION

Quasar Distributors LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), whose principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the underwriter to the Fund pursuant to the terms of a distribution agreement (the “Distribution Agreement”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Under the Distribution Agreement with the Fund, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Class I Shares. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Company in connection with the continuous offering of the Fund’s shares. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company. The Distributor does not receive compensation from the Company for the distribution of the Fund’s Class I Shares; however, the Adviser pays an annual fee to the Distributor as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

29

Class A Shares and Class C Shares. Pursuant to the Distribution Agreement and the related Plans of Distribution for Class A Shares and Class C shares (together, the “Plans”), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will act as the agent of the Company in connection with the continuous offering for the sale of the Fund’s Class A Shares and Class C Shares. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company. Payments to the Distributor under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of Class A Shares and Class C Shares, including advertising, printing and mailing of prospectuses to others than current shareholders, compensation of underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Class A Shares and Class C Shares of the Fund at the annual rates set forth in the Prospectus.

Among other things, the Plans provide that: (1) the Distributor shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund’s Class A Shares and Class C Shares under the respective Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

Mr. Sablowsky, a Director of the Company, has an indirect interest in the operation of the Plans by virtue of his position with Oppenheimer Co., Inc., a broker-dealer.

For the year ended August 31, 2025, the Fund’s Plan expenses were spent for the following purposes:

	Class A Shares	Class C Shares
Compensation to broker/dealers	$17,995	$123,102
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$0
Interest, financing charges	$0	$0
Other	$0	$0

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser and Trading Advisers are responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser and Trading Advisers seek to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser and Trading Advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

30

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser and Trading Advisers may place a combined order for two or more accounts they manage, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser, the Trading Advisers and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser and Trading Advisers believe that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. As of August 31, 2025, there were no securities held by the Fund of its regular broker-dealers.

For the fiscal year ended August 31, 2025, the Fund paid commissions to brokers on account of research services as follows:

Fiscal year ended August 31, 2025	$0

For the fiscal years shown below, the Fund paid the aggregated brokerage commissions as follows:

Fiscal year ended August 31, 2025	$2,631,626
Fiscal year ended August 31, 2024	$2,541,750
Fiscal year ended August 31, 2023	$1,005,980

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s Adviser and Trading Advisers may select a broker based upon brokerage or research services provided to the Adviser or applicable Trading Adviser. The Adviser and Trading Advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits an investment adviser or sub-adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, certain Trading Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the applicable Trading Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the applicable Trading Advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Trading Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Trading Advisers will be in addition to and not in lieu of the services required to be performed by the Trading Adviser under its Trading Advisory Agreement. Any advisory or other fees paid to the Trading Advisers are not reduced as a result of the receipt of research services.

In some cases a Trading Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the applicable Trading Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the applicable Trading Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Trading Adviser faces a potential conflict of interest, but each applicable Trading Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser and Trading Advisers with research services. The FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

31

PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

Read the Fund’s Prospectus for information regarding the purchase, exchange and redemption of Fund shares, including, in the case of Class A Shares, any applicable sales charges, and in the case of Class C Shares, any applicable contingent deferred sales charge (“CDSC”). The following information supplements information in the Fund’s Prospectus.

You may purchase shares through an account maintained by certain brokerage firms, financial institutions and other industry professionals that have entered into a distribution agreement with the Distributor (“Service Organizations”) and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or the Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Class A Shares of the Fund may be subject to sales charge waivers as described below.

Reducing or Eliminating the Front-End Sales Charge

Different Service Organizations may impose different sales charges and these variations are described in Appendix B of the Fund's Prospectus.

Class A Shares

The Fund’s Class A Shares are offered to the public at NAV plus a front-end sales charge. You can reduce or eliminate the front-end sales charge on Class A Shares of the Fund as follows:

Quantity Discounts. Purchases of at least $25,000 can reduce the sales charges you pay, and purchases of at least $1,000,000 can eliminate the sales charges you pay.

Rights of Accumulation. You may combine your new purchase of Class A Shares with Class A Shares and/or Class C Shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you own. You may combine your account, your spouse’s account, and the account(s) of your children under age 25.

This privilege is also extended to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase:” (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing Class A Shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company,” as defined in Section 2(a)(8) of the 1940 Act, solely controlled as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing Class A Shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans for a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your investment broker, brokerage firm, financial institution, or other industry professional, including affiliates of the Adviser.

You will need to provide written instruction with respect to the other accounts whose purchases should be considered in Rights of Accumulation.

Letter of Intent. You can sign a Letter of Intent committing to purchase of a specific dollar amount of Class A Shares of the Fund within a 13-month period to combine such purchases in calculating the sales charge. A portion of your Fund shares will be held in escrow. If you complete your purchase commitments as stated in the Letter of Intent, your Fund shares held in escrow will be released to your account. If you do not purchase the full amount of Class A Shares indicated in the Letter of Intent, the appropriate amount of shares held in escrow will be redeemed by the Transfer Agent to pay the sales charge that was not applied to your purchase

32

Dealer Reallowances

Different Service Organizations may impose different sales charges and these variations are described in Appendix B of the Fund’s Prospectus.

As shown in the table below, the Distributor, may provide dealer reallowances up to the full sales charge for purchases of the Fund’s Class A Shares in which a front-end sales charge is applicable. Any residual allowance is retained by the Distributor to be used solely for distribution related expenses and not retained as profit.

Amount of Purchase of Class A Shares	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Concession as a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	5.00%
At least $25,000 but less than $50,000	5.00%	5.26%	4.25%
At least $50,000 but less than $100,000	4.75%	4.99%	4.00%
At least $100,000 but less than $250,000	3.75%	3.83%	3.25%
At least $250,000 but less than $500,000	2.50%	2.56%	2.00%
At least $500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or greater	None	None	* see below

*	No sales charge is payable at the time of purchase on investments of $1,000,000 or more; however, a 1% CDSC is imposed in the event of redemption within 12 months following any such purchase. The Fund’s distributor may pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals, including affiliates of the Adviser, who initiate and are responsible for purchases of $1,000,000 or more.

Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1,000,000 or more in Class A Shares are not subject to an initial sales charge; however, a CDSC on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a CDSC is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed. A CDSC may be waived or reduced by certain Service Organizations as described in Appendix B of the Fund’s Prospectus.

Class C Shares

Contingent Deferred Sales Charge on Certain Redemptions. No sales load is payable by a shareholder at the time of purchase, although the Distributor advances broker-dealers the first year distribution and services fee at a rate of 1.00% on investments in the Fund’s Class C Shares. This advancement is solely financed by the Adviser’s affiliated broker dealer and not by investors or the Fund. As a result, the Fund imposes a CDSC of 1.00% on redemptions of investments made within 12 months of purchase. The financing party receives the CDSC from the Distributor as reimbursement for the up-front sales commission that has been financed. The CDSC is assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. When Class C Shares are redeemed, the redemption order is processed so that the lowest deferred sales charge is charged, and Class C Shares that are not subject to the deferred sales charge are redeemed first. Any CDSC paid on the redemptions of Class C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. No CDSC is imposed on increases in NAV above the initial purchase price or Fund shares acquired as reinvested Fund distributions.

The CDSC will be waived for Class C Shares in the following circumstances:

●	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Fund through such plans;

●	Exchanges pursuant to the exchange privilege, as described in the Fund’s Prospectus under “Shareholder Information — Exchange Privilege”;

●	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the required minimum distribution age;

●	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1⁄2 years old and you purchased your shares prior to October 2, 2006;

●	Redemptions made with respect to certain retirement plans sponsored by the Fund;

●	Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

●	Withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares;

●	Involuntary redemptions made of shares in accounts with low balances;

●	Redemptions related to the payment of custodial IRA fees, if any; and

●	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

A CDSC may be waived or reduced by certain Service Organizations as described in Appendix B of the Fund’s Prospectus.

Other Purchase Information

If shares of the Fund are held in a “street name” account with an authorized dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the authorized dealer, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the authorized dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the authorized dealer.

33

Share Class Conversion

Some shareholders may hold shares of the Fund through fee-based programs, often referred to as “wrap accounts,” that are managed by investment dealers, financial advisors or other investment professionals (each, a “wrap account intermediary”). A wrap account intermediary may impose eligibility requirements on a shareholder’s participation in the fee-based program and ownership of shares through the program which are additional to the ownership requirements described in the Prospectus. Under the terms of its fee-based program, a wrap account intermediary may also be permitted to effect a conversion (sometimes referred to as an “in-kind exchange”) of a shareholder’s shares in the Fund, including those shares purchased by the shareholder during the shareholder’s participation in the program, to a different class of shares of the Fund in situations when the shareholder no longer meets the wrap account intermediary’s stated eligibility requirements for the ownership of the class of shares that the shareholder initially purchased. For example, the terms of its fee-based program may permit a wrap account intermediary to effect this type of conversion when a shareholder moves his position in a class of shares of the Fund out of the program that offered that class of shares and into a program or account through which the wrap account intermediary only offers a different class or classes of shares of the Fund. Under other circumstances, a financial intermediary may effect this type of conversion with respect to new clients who held one class of shares of the Fund before becoming a client of the intermediary, and who are eligible for a wrap account through which the intermediary offers a different class of shares of the Fund. Any such conversion by a wrap account intermediary will be made in accordance with the Prospectus of the Fund, and will be made without the imposition by the Fund of any sales load, fee or other charge. The class of shares that a shareholder owns after the conversion may bear higher fees and expenses than the class of shares that the shareholder initially purchased.

If you own shares of the Fund through a fee-based program, you should consult with your wrap account intermediary to determine whether there are any additional eligibility requirements that the wrap account intermediary imposes on your participation in their program and your ownership of the Fund’s shares through the program, and whether the wrap account intermediary prescribes any circumstances which may result in the type of share class conversion described herein.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by electronic funds transfer through the ACH network or wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee.

The procedures used by any pricing service and its valuation results are reviewed by the Valuation Designee under the general supervision of the Board.

34

The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

The Fund intends to qualify and continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Because of the special rules applicable to regulated futures contracts under section 1256 of the Code, they are required to be “marked to market” as of the end of each taxable year, and the unrealized gain or loss on the contracts must be taken into account at that time. As a result, to the extent that there is net unrealized gain in the Fund’s positions in futures contracts as of the end of any year, the Fund will generally be required to make a distribution of that amount to its shareholders. The Fund may need to liquidate positions or to borrow funds to finance such a distribution.

As of August 31, 2025, the Fund had no unlimited short-term or long-term capital loss carryovers to offset future capital gains.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Any annual net profit of the SPC will be recognized as ordinary income by the Fund, but any annual net loss of the SPC will not be recognized and will not carry forward.

35

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

The Fund has registered three classes of shares: Class I Shares, Class A Shares and Class C Shares. Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Counsel

The law firm of Faegre Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm, and in that capacity audits the Fund’s financial statements.

FINANCIAL STATEMENTS

The audited consolidated financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2025 are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The consolidated financial statements for the fiscal year ended August 31, 2025 included in the Annual Report have been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such consolidated financial statements have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by calling the Fund at the telephone number appearing on the front page of this SAI. The consolidated financial statements for the fiscal years ended August 31, 2024, 2023, 2022 and 2021 were audited by the Fund’s prior independent registered public accounting firm.

36

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1.	A long-term rating can also be used to rate an issue with short maturity.

A-1

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

A-2

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

A-3

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

A-4

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

A-5

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-6

ADARA SMALLER

COMPANIES FUND

of The RBB Fund, Inc.

PROSPECTUS

December 31, 2025

Investment Adviser:

Altair Advisers LLC

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	1
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISKS	8
Broad-Based Securities Market Index	12
Disclosure of Portfolio Holdings	12
MANAGEMENT OF THE FUND	12
Investment Adviser	12
Sub-Advisers	13
SHAREHOLDER INFORMATION	15
Pricing of Fund Shares	15
Market Timing	16
Purchase of Fund Shares	16
Redemption of Fund Shares	20
Dividends and Distributions	21
More Information About Taxes	22
Additional Information	24
FINANCIAL HIGHLIGHTS	25
For More Information	Back Cover

i

SUMMARY SECTION

Investment Objective

The Adara Smaller Companies Fund (the “Fund”) seeks capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the “Shares”).

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management(1)	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Fund Operating Expenses(2)	0.80%

(1)

The Fund is currently only available to clients of the Fund’s investment adviser, Altair Advisers LLC (the “Adviser”) and to other investors at the Fund’s discretion. Investors in the Fund who are also clients of the Adviser will incur additional fees based on the total assets of the client under management with the Adviser. The Adviser does not receive a separate management fee from the Fund, although the Adviser is reimbursed for out-of-pocket expenses in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund’s average daily net assets. The management fee shown above reflects the aggregate fees paid by the Fund to the Sub-Advisers for the fiscal year ended August 31, 2025, plus reimbursements to the Adviser for out-of-pocket expenses. Investors in the Fund who are also clients of the Adviser should review the information provided separately by the Adviser for a discussion of fees and expenses charged by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. For the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

1

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including borrowing for investment purposes) in equity securities of small or micro-cap companies. Small or micro-cap companies are generally considered to be those whose market capitalization are, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell Microcap Index ($5.4 million to $8.0 billion as of October 31, 2025), the Russell 2000® Index ($11.3 million to $31.7 billion as of October 31, 2025), or the S&P SmallCap 600® Index ($247.4 million to $11.1 billion as of October 31, 2025). Securities of companies whose market capitalization no longer meet this definition after purchase may continue to be held by the Fund.

The Fund utilizes a “multi-manager” approach whereby the Fund’ assets are allocated to one or more sub-advisers (“Sub-Advisers”) in percentages determined at the discretion of the Adviser. The Adviser also monitors Sub-Adviser trading with the dual objectives of maximizing each Sub-Adviser’s investment flexibility and assuring that the Fund as a whole complies with its investment restrictions. Otherwise, each Sub-Adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each Sub-Adviser must operate within the constraints of the Fund’s investment objective and strategies and the particular investment restrictions applicable to that Sub-Adviser.

The Sub-Advisers will implement a number of different investment strategies and styles within the small and micro-cap universe. The Sub-Advisers will implement one or more of the following investment strategies summarized below:

●

Small or Micro-Cap Growth — A Sub-Adviser following a growth investment style is expected to invest primarily in small or micro-cap companies with consistent or accelerating growth in earnings, revenues, cash flow, and/or other financial metrics.

●

Small or Micro-Cap Value — A Sub-Adviser following a value investment style is expected to invest primarily in small or micro-cap companies that are out of favor and/or undervalued in comparison to their peers or their growth prospects.

●	Small or Micro-Cap Core — A Sub-Adviser following a core investment style is expected to invest in small or micro-cap companies that have both value characteristics and growth characteristics.

●

Tax Loss Harvesting — A Sub-Adviser following a tax loss harvesting style is expected to hold a portfolio of securities that will have a pre-tax return similar to the performance of the S&P SmallCap 600® Index. The Sub-Adviser will seek to generate strong after tax returns by timing trades to avoid realizing capital gains and to harvest losses when possible. The Fund may use losses generated from the tax loss harvesting Sub-Adviser to offset gains from other Sub-Advisers.

The Fund’s Sub-Advisers will invest primarily in equities and equity-related instruments of small and micro-cap companies. Equities and equity-related instruments include common stocks, preferred stocks, convertible securities, sponsored and unsponsored depositary receipts, warrants and rights. The Fund may participate as a purchaser in initial public offerings of securities (“IPOs”). An IPO is a company’s first offering of stock to the public. The Fund may also invest in companies that may experience unusual and possibly unique developments, or “special situations”, which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company. The Sub-Advisers may also invest in real estate investment trusts (“REITs”), debt securities, and foreign securities (directly and through depository receipts).

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

2

●

Allocation Risk. The Fund’s overall risk level will depend on the market sectors in which the Sub-Advisers are invested. Although the Fund will not concentrate in any industry, because the Fund may have significant weightings in a particular company, industry or market sector, the value of Shares may be affected by events that adversely affect that company, industry or market sector and may fluctuate more than that of a less focused fund.

●

Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Equity Securities Risk. The Fund is designed for investors who can accept the risks of investing in a portfolio with significant holdings of equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

●

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when growth stocks are out of favor.

●

Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities. Less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities.

●

IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance will likely decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

●

Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices do not work to achieve their desired result.

3

●

Market Risk. The net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions. The value of the Fund’s portfolio positions may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Investors may lose money.

●

Multi-Manager Dependence Risk. The success of the Fund’s investment strategy depends both on the Adviser’s ability to select Sub-Advisers and to allocate assets to those Sub-Advisers and on each Sub-Adviser’s ability to execute the relevant strategy and select investments for the Fund. The Sub-Advisers’ investment styles may not always be complementary, which could affect the performance of the Fund and lead to higher transaction expenses as compared to a fund using a single investment management style.

●

Portfolio Turnover Risk. The Adviser and Sub-Advisers will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Fund’s investment objective and policies. Therefore, it is possible that the Fund may experience high rates of portfolio turnover. High portfolio turnover will cause the Fund to incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. A portfolio turnover rate of 100% is considered to be high.

●

REIT Risk. REITs may be affected by economic forces and other factors related to the real estate industry. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended (the “1940 Act”). Additional risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, interest rate risks (especially mortgage REITS) and liquidity risks. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.

●

Small and Micro-Cap Risk. The securities of small and micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some small and micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. The small and micro-cap securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. They generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are mid and large cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling securities. Small and micro-cap companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Smaller company stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks. Moreover, the lack of an efficient market for the securities may make them difficult to value.

●

Special Situations Risk. The Fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

4

●

Sub-Adviser and Strategy Concentration Risk. Because the Adviser will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Sub-Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Sub-Advisers or the possible increased risk of investing in a limited number of investment strategies.

●

Tax-Managed Investment Risk. A portion of the Fund’s portfolio will be managed using a tax-managed approach. Market conditions may limit the Fund’s ability to implement its tax-managed approach. For example, market conditions may limit the Fund’s ability to generate tax losses or to generate qualified dividend income, which is generally taxed to noncorporate shareholders at favorable rates. The tax-managed strategy may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before or after consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management, which may cause the Fund to realize capital gains.

●

Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

●

Value Stock Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

Fund Performance

The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The chart assumes reinvestment of dividends and distributions. The bar chart shows changes in the Fund’s performance from year to year. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available by calling 1-844-261-6482 (toll free).

Adara Smaller Companies Fund
Total Return For Calendar Years Ended December 31

During the period shown in the chart, the highest quarterly return was 31.65% (for the quarter ended December 31, 2020) and the lowest quarterly return was -29.13% (for the quarter ended March 31, 2020). The year-to-date total return for the nine months ended September 30, 2025 was 10.95%.

5

The table below compares the average annual returns of the Fund for the one-year, five-year, ten-year and since inception periods to a broad-based market index, the Russell 3000 Total Return Index, for the same periods, and a secondary index, the Russell 2000 Total Return Index, which has similar portfolio characteristics to the Fund.

Average Annual Total Returns for the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years	Since Inception October 21, 2014
Return Before Taxes	15.99%	11.88%	10.79%	11.17%
Return After Taxes on Distributions	15.03%	10.25%	9.37%	9.77%
Return After Taxes on Distributions and Sale of Fund Shares	10.02%	9.11%	8.47%	8.82%
Russell 3000® Index (reflects no deduction for fees, expenses and taxes)	23.81%	13.86%	7.82%	8.53%
Russell 2000® Index (reflects no deduction for fees, expenses and taxes)	11.54%	7.40%	12.55%	12.99%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser and Sub-Advisers

Altair Advisers LLC, 225 West Washington Street, Suite 2400, Chicago, Illinois 60606, serves as the investment adviser to the Fund. Aperio Group, LLC, Driehaus Capital Management LLC, Pacific Ridge Capital Partners, LLC, Pier Capital LLC, and River Road Asset Management, LLC each serves as a Sub-Adviser to the Fund.

Portfolio Managers

	Title	Portfolio Manager of Fund since:
Altair Advisers LLC
Steven B. Weinstein	Chairman	October 21, 2014
Jason M. Laurie	Managing Director and Chief Investment Officer	October 21, 2014
Bryan R. Malis	Managing Director	October 21, 2014
Donald J. Sorota	Managing Director	October 23, 2015
David J. Lin	Managing Director and Head of Investment Research	July 19, 2017
Aperio Group, LLC
Ran Leshem	Co-Head and Chief Investment Officer	October 21, 2014
Michael Branch	Head of Investment Oversight and Research	December 31, 2023

6

	Title	Portfolio Manager of Fund since:
Driehaus Capital Management LLC
Jeffrey James	Portfolio Manager	October 21, 2014
Michael Buck	Assistant Portfolio Manager	October 21, 2014
Prakash Vijayan	Assistant Portfolio Manager	January 15, 2020
Pacific Ridge Capital Partners, LLC
Dominic R. Marshall, CFA	Senior Portfolio Manager	October 21, 2014
Pier Capital LLC
Alexander Yakirevich	Portfolio Manager	October 21, 2014
River Road Asset Management, LLC
R. Andrew Beck	Chief Executive Officer & Senior Portfolio Manager	October 21, 2014
J. Justin Akin	Senior Portfolio Manager	October 29, 2014
Todd Mayberry	Portfolio Manager	August 1, 2025

Purchase and Sale of Fund Shares

There is no minimum investment amount for initial or subsequent investments. You can purchase and redeem Shares of the Fund only on days the New York Stock Exchange is open. Shares of the Fund are currently only available to new and existing clients of the Adviser and to other investors at the Fund’s discretion. Shares may be purchased through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. (the “Company”) by the means described below.

Purchase and Redemption By Mail:

Regular Mail:	Overnight Delivery:
Adara Smaller Companies Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Adara Smaller Companies Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Avenue Kansas City, MO 64105-1307

Purchase By Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-844-261-6482 to confirm the current wire instructions for the Fund.

Redemption By Telephone:

Call the Transfer Agent at 1-844-261-6482.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or the Adviser may pay the intermediary for the sale of Shares and other related services. Ask your broker-dealer or visit your financial intermediary’s website for more information.

7

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISKS

This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. More information about the Fund’s investments and portfolio management techniques, and related risks, is included in the Statement of Additional Information (“SAI”).

The Fund seeks capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by the Board of Directors (the “Board”) of the Company without the approval of the Fund’s shareholders. However, as a matter of policy, the Fund would not materially change its investment objective without informing shareholders at least 60 days in advance of any such change.

Convertible Securities Risk. Convertible securities have characteristics of both equity and fixed income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, the credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as “junk bonds,” involve greater risk of default or price changes due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Credit/Default Risk. The credit rating of an issuer or guarantor of a security in which the Fund invests may be lowered or an issuer or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations. This may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s Adviser and other service providers (including, but not limited to, Fund accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests, and such third-party service providers may have limited indemnification obligations to the Fund or Adviser. The Fund and its shareholders could be negatively impacted as a result. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

Equity and Equity-Related Securities. The Fund invests in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. See “REIT Risk” for additional risks related to REITs.

8

State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund’s NAV to fluctuate. The number of issuers in the Fund’s portfolio will vary over time.

Fixed Income Investments. The Fund may invest a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The principal debt investments of the Fund will be fixed and floating rate securities with no reset terms.

The credit quality of securities held in the Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, the Fund treats the security as being rated in the higher rating category. The Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s Investors Service or by S&P Global Ratings (or their equivalents, or, if unrated, determined by the Adviser or applicable Sub-Adviser to be of comparable credit quality). The Fund may choose not to sell securities that are downgraded below the Fund’s minimum accepted credit rating after their purchase. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets.

Foreign Securities. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts or International Depositary Receipts. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

In addition, the Fund may invest in securities traded or denominated in foreign currencies and in multinational currencies such as the Euro. The Fund will value its securities and other assets in U.S. dollars. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks, which include more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. Further, certain emerging market investments are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities.

9

These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Interest Rate Risk. Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by a Sub-Adviser. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by the Fund. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. Interest rates in the United States and many other countries have risen in recent periods and may continue to remain elevated for the foreseeable future. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, the Fund may experience higher interest rates over its investment horizon. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Market Risk. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its investments. The market value of the Fund’s holdings is based upon the market’s perception of value and is not necessarily an objective measure of an investment’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, war, natural disasters, terrorism, conflicts and social unrest, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in

10

the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Portfolio Turnover. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. A portfolio turnover rate of 100% is considered to be high. Frequent trading may also increase transaction costs, which could detract from the Fund’s performance.

REIT Risk. REITs may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, interest rate risks (especially mortgage REITS) and liquidity risks. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.

Tax-Managed Investment Risk. A portion of the Fund’s portfolio will be managed using a tax-managed approach. Market conditions may limit the Fund’s ability to implement its tax-managed approach. For example, market conditions may limit the Fund’s ability to generate tax losses or to generate qualified dividend income, which is generally taxed to noncorporate shareholders at favorable rates. The tax-managed strategy may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The

11

performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before or after consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management, which may cause the Fund to realize capital gains.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. In response to such conditions, the Fund may also utilize derivatives, including purchasing put options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Broad-Based Securities Market Index

The Russell 2000® Index is an unmanaged index that is comprised of the 2,000 smallest of the 3,000 largest U.S. domiciled corporations, ranked by market capitalizations. As of October 31, 2025, the minimum market capitalization of the Russell 2000® Index was $11.3 million and the largest stock was $32.8 billion. Please note that this information is as of a particular point in time and is subject to change.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The SAI is incorporated herein.

MANAGEMENT OF THE FUND

Investment Adviser

Altair Advisers LLC, a registered investment adviser located at 225 West Washington Street, Suite 2400, Chicago, Illinois 60606, provides investment advisory services to the Fund subject to the general supervision of the Board. The Adviser was founded in June 2002. As of September 30, 2025, the Adviser had $9.9 billion in assets under management.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for out-of-pocket expenses it incurs in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund’s average daily net assets.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The investment team consists of Steven B. Weinstein, Jason M. Laurie, Bryan R. Malis, Donald J. Sorota and David J. Lin.

Steven B. Weinstein, Chairman. Mr. Weinstein founded the Adviser in June of 2002. He has been counseling wealthy families, business owners, and senior executives on their investment, tax, retirement and estate planning matters for over 40 years. He is a member of the Adviser’s Board of Managers as well as the Adviser’s Investment Committee. Mr. Weinstein is a CFA® charterholder and a Certified Financial PlannerTM certificant. He is a member of the Illinois and California bar. Mr. Weinstein graduated with Distinction in Political Science and Communication from Stanford University in 1974, and earned both his MBA and JD degrees, with Distinction, from Northwestern University in 1978.

Jason M. Laurie, Managing Director and Chief Investment Officer. Mr. Laurie is a founding partner of the Adviser. His role includes client service, business development, and he is the Chairman of the Adviser’s Investment Committee. Mr. Laurie is a CFA® charterholder and a Certified Financial PlannerTM certificant. Mr. Laurie earned his B.B.A. in Finance and Computer Applications from the University of Notre Dame (cum laude).

12

Bryan R. Malis, Managing Director. Mr. Malis is a founding partner of the Adviser. His role includes serving as a lead adviser to a variety of clients, developing new business, and participating in firm management. He is a member of the Adviser’s Board of Managers as well as the Adviser’s Investment Committee. Mr. Malis is a CFA® charterholder and a Certified Financial PlannerTM certificant. Mr. Malis earned his B.A. in Accounting and Finance from the University of Illinois at Urbana-Champaign.

Donald J. Sorota, Managing Director. Mr. Sorota is a founding partner of the Adviser. His role includes client services business development. He served as the Adviser’s Finance Director for the Adviser’s first three years due to his tax expertise as a Certified Public Accountant. He is also a member of the Adviser’s Investment Committee. Mr. Sorota is a Certified Financial PlannerTM and a Certified Public Accountant. Mr. Sorota holds a B.S. in accounting from DePaul University.

David J. Lin, Managing Director and Head of Investment Research. Mr. Lin is Managing Director and Head of Investment Research of the Adviser. He is responsible for leading the research team’s ongoing due diligence efforts, which include identifying, evaluating, selecting, and monitoring investment managers across various asset classes and vehicle structures. Mr. Lin also serves on the Adviser’s Investment Committee. Mr. Lin is a CFA® charterholder and earned his B.S. in Finance from the University of Illinois Urbana-Champaign.

Sub-Advisers

The Company and the Adviser have received an exemptive order from the SEC with respect to the Fund that permits the Adviser to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing sub-advisory agreement, upon the approval of the Board, without obtaining shareholder approval. This arrangement has been approved by the Board. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Sub-Advisers when the Board and the Adviser feel that a change would benefit the Fund. The exemptive order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.

The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers listed below to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment goal and restrictions of the Fund. For its services, each Sub-Adviser is entitled to receive a fee based upon a percentage of the Fund’s average daily net assets, which will be paid by the Fund and not by the Adviser. The Adviser selects Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Adviser monitors existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of the Fund, but must select those securities according to the Fund’s investment objectives and restrictions. The Fund is not required to invest with any minimum number of Sub-Advisers, and does not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser. The Adviser may change the allocation of the Fund’s assets among the available Sub-Advisers, and may add or remove Sub-Advisers, at any time, which may change the sub-advisory fees payable by the Fund. However, in no event will the total sub-advisory fees exceed the annual rate of 1.00% of the Fund’s average daily net assets.

Aperio Group, LLC (“Aperio”), a registered investment adviser located at Three Harbor Drive, Suite 204, Sausalito, California 94965, has served as a Sub-Adviser to the Fund since its inception. Ran Leshem and Michael Branch, serve as portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Aperio. Mr. Leshem is Aperio’s Co-Head and Chief Investment Officer. He oversees the portfolio management and operations of Aperio’s US, Foreign, and Global products. Mr. Leshem has extensive expertise in applying quantitative techniques and information technology to complex operational problems. Prior to joining Aperio in 2006, Mr. Leshem was a Manager, Operating Strategy at the GAP, Inc. At the GAP, Mr. Leshem managed the development of a store level forecasting system utilizing clustering and data mining algorithms to predict sales based on historical data. Mr. Leshem received a Bachelor’s degree in Mathematics from the University of Waterloo, Canada, where he received the Hewlett Packard Award for academic excellence, and his MBA from the University of California at Berkeley. Mr. Branch is a Senior Portfolio Manager and Head of Investment Oversight and Research at Aperio. Mr. Branch’s service with the firm started in 2007. In his role, he provides analytical support in the research, portfolio management, and investment oversight of client portfolios. Mr. Branch holds a BS in Finance from the University of Arizona and is a Chartered Financial Analyst (CFA) charterholder.

13

Driehaus Capital Management LLC (“Driehaus”), a registered investment adviser located at 25 East Erie Street, Chicago, Illinois 60611, has served as a Sub-Adviser to the Fund since its inception. Jeffrey James serves as the lead portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Driehaus. Mr. James joined Driehaus in 1997 as a sector analyst covering the information technology and energy sectors. In 1998, he assumed portfolio management duties for the Driehaus Micro Cap Growth strategy, in 2006 for the Driehaus Small Cap Growth strategy and in 2012 for the Driehaus Small/Mid Cap Growth strategy. He began his career with Lehman Brothers in 1990. From 1991 through 1997, Mr. James worked at the Federal Reserve Bank of Chicago as an analyst. Mr. James received his B.S. in Finance from Indiana University in 1990 and an M.B.A. from DePaul University in 1995. Michael Buck supports Mr. James with investment research, security selection and portfolio construction. Mr. Buck has investment decision-making responsibilities subject to Mr. James’ approval. Mr. Buck began his career in 2001 with Deloitte Consulting. In 2002, he joined Driehaus, where he also serves as a senior research analyst focusing on U.S. micro-cap and small-cap stocks within the consumer discretionary, consumer staples and financials sectors. Mr. Buck is a portfolio manager for the Driehaus Small Cap Growth strategy and the Driehaus Small/Mid Cap Growth strategy. Mr. Buck received a B.A. in Economics and Cello Performance from Northwestern University in 2000. Prakash Vijayan supports Mr. James with investment research, security selection and portfolio construction. Mr. Vijayan has certain responsibilities for investment decision-making, subject to the approval of Mr. Buck or Mr. James. Mr. Vijayan began his career as an equity research analyst for Beekman Capital Management in 2005 covering the technology, media and telecommunications sectors prior to joining Driehaus Capital Management in 2010. He received his Bachelors of Technology degree in mechanical engineering from Indian Institute of Technology in 2003 and a Masters of Science in mechanical engineering from Arizona State University in 2005. Mr. Vijayan is a CFA charterholder.

Pacific Ridge Capital Partners, LLC (“Pacific Ridge”), a registered investment adviser located at 4900 Meadows Road Suite 320, Lake Oswego, Oregon 97035, has served as a Sub-Adviser to the Fund since its inception. Dominic R. Marshall, CFA is the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Pacific Ridge. Mr. Marshall has been a co-Senior Portfolio Manager with Pacific Ridge since its founding in 2010 and began his investment industry experience in 1993. Prior to Pacific Ridge, Mr. Marshall was president and senior portfolio manager at Scott Creek Capital Management from 2006 to 2009. Prior to that, he served as a portfolio manager for the Benson Value Team at Wells Capital Management from 2003 to 2006 and a portfolio manager at Benson Associates from 1998 to 2003. He was also an equity analyst at The Red Chip Review and research associate at CTC Consulting. Mr. Marshall earned a bachelor’s degree in Business Administration from the University of Washington in 1993 and a master’s degree in Finance from the Mendoza College of Business at the University of Notre Dame in 1998.

Pier Capital LLC (“Pier Capital”), a registered investment adviser located at 600 Summer Street, Suite 203, Stamford, Connecticut 06901, has served as a Sub-Adviser to the Fund since its inception. Alexander Yakirevich is the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Pier Capital. Mr. Yakirevich has been the Portfolio Manager of the Small-Cap Growth Strategy at Pier Capital since 2008. He joined Pier Capital in 2004 as a Research Analyst. Mr. Yakirevich earned his Bachelor’s of Science degree in 1993 and his MBA in 2003 both from New York University. Prior to joining Pier Capital, Mr. Yakirevich was at Richmond Consulting & Research from 2002 to 2004, Individual Investors Group from 1997 to 2001, and Value Line from 1995 to 1997. Mr. Yakirevich has 31 years of investment industry experience.

River Road Asset Management, LLC (“River Road”), a registered investment adviser located at 462 South 4th Street #2000, Louisville, Kentucky 40202, has served as a Sub-Adviser to the Fund since its inception. J. Justin Akin, and R. Andrew Beck are the portfolio managers responsible for the day-to-day management of the portion of the Fund sub-advised by River Road. Mr. Akin serves as a portfolio manager for River Road’s Small Cap Value and Small-Mid Cap Value Portfolios. Prior to joining River Road in 2005, Mr. Akin worked with the firm’s founders at Commonwealth SMC as Equity Research Analyst for the Small Cap Value and Dividend All-Cap Value Portfolios. Mr. Akin earned a B.S. in Economics from Centre College. Mr. Akin is a member of the CFA Institute and CFA Society Louisville. Mr. Beck serves as Chief Executive Officer for River Road. Additionally, he is a portfolio manager for River Road’s Small Cap Value, Small-Mid Cap Value, Mid Cap Value, and Focused Absolute Value® Portfolios. Prior to co-founding River Road in 2005, Mr. Beck served as Senior Research Analyst and, later, Senior Portfolio Manager for SMC Capital Inc. (Commonwealth SMC). Mr. Beck earned a B.S. in Finance from the University of Louisville and an M.B.A. from the F.W. Olin School at Babson College. Mr. Mayberry is one of three portfolio managers who are responsible for the day-to-day management of the portion of the Fund sub-advised by River Road. It is managed by a team approach. Mr. Mayberry is a portfolio manager for River Road’s Small Cap Value and Small-Mid Cap Value portfolios. Mr. Mayberry

14

previously served as a senior equity research analyst for River Road. He joined River Road in 2014 and holds equity in the firm. Mr. Mayberry is a portfolio manager for River Road’s Small Cap Value and Small-Mid Cap Value portfolios. Mr. Mayberry previously served as a senior equity research analyst for River Road. He joined River Road in 2014 and holds equity in the firm.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Adviser and sub-advisory agreements with the Sub-Advisers is available in the Fund’s annual financial statements dated August 31, 2025.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Shares are priced at their NAV. The NAV per Share of the Fund is calculated as follows:

Value of Assets Attributable to the Shares
NAV = -	Value of Liabilities Attributable to the Shares
Number of Outstanding Shares of the Shares

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. The Fund will effect purchases of Shares at the NAV next determined after receipt by the Transfer Agent of your purchase order in good order. The Fund will effect redemptions of Shares at the NAV next calculated after receipt by the Fund’s Transfer Agent of your redemption request in good order as described below.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market value at the close of the market. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded funds, REITs and closed-end funds will be valued at their market price.

If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its Shares. In such instances, a foreign security may be fair valued by

15

the Valuation Designee. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Market Timing

In accordance with the policy adopted by its Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, it may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in its judgment, will be uniform.

If necessary, the Company may prohibit additional purchases of Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Purchase of Fund Shares

Shares of the Fund are currently only available to new and existing clients of the Adviser and to other investors at the Fund’s discretion. Shares representing interests in the Fund are offered continuously for sale by Quasar Distributors, LLC (the “Distributor”).

General. You may purchase Shares of the Fund at the NAV per Share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. There is no minimum investment amount for initial or subsequent investments. You can purchase Shares of the Fund only on days the NYSE is open and through the means described below.

16

Purchases Through Intermediaries. Shares of the Fund may also be available through Service Organizations. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose minimum investment requirements. Service Organizations may also impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund’s NAV next computed after such orders are deemed to have been received by the Service Organization or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, the Adviser may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”). The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

The Fund may enter into agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for networking, sub-transfer agency, sub-administration and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Service Organization or (2) a fixed dollar amount for each account serviced by the Service Organization. The aggregate amount of these payments may be substantial.

Initial Investment By Mail. An account may be opened by completing and signing an account application and mailing it to the Transfer Agent at the address noted below, together with a check payable to the Adara Smaller Companies Fund.

Regular Mail:	Overnight Mail:
Adara Smaller Companies Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Adara Smaller Companies Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Avenue Kansas City, MO 64105-1307

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Fund. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

17

Initial Investment By Wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
Adara Smaller Companies Fund
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments By Wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Additional Investments. Additional investments may be made at any time by purchasing Shares of the Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under “Initial Investment by Mail” (payable to Adara Smaller Companies Fund) or by wiring monies to U.S. Bank, N.A., as outlined under “Initial Investment by Wire.” Notification must be given to the Transfer Agent at 1-844-261-6482 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check or electronic funds transfer through the ACH network cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Automatic Investment Plan. Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through an automatic investment plan (the “Automatic Investment Plan”). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the Automatic Investment Plan, each purchase must be in the amount of $250 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Automatic Investment Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-844-261-6482 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to effective date.

Retirement Plans/Individual Retirement Account (“IRAs”). The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-844-261-6482 for information on:

●	Individual Retirement Plan, including Traditional IRAs and Roth IRAs

●	Small Business Retirement Plans, including Simple IRAs and SEP IRAs

●	Coverdell Education Savings Accounts

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

18

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased “in kind” (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund’s total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.	Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b.	Existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund;

c.	Employees of the Adviser and their spouses, parents and children; and

d.	Directors of the Company.

Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Shares will be made in full and fractional Shares of the Fund calculated to three decimal places.

Certificates for Shares will not be issued.

Good Order. A purchase request is considered to be in good order when the purchase request includes the name of the Fund, the dollar amount of shares to be purchased, your account application or investment stub, and a check payable to the Fund. Purchase requests not in good order may be rejected.

Customer Identification Program. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Company’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

19

Redemption of Fund Shares

You may redeem Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can redeem Shares of the Fund only on days the NYSE is open and through the means described below. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption request should be addressed to Adara Smaller Companies Fund, c/o U.S. Bank Global Fund Services, PO Box 219252 Kansas City, MO 64121-9252, or for overnight delivery to Adara Smaller Companies Fund, c/o U.S. Bank Global Fund Services, 801 Pennsylvania Avenue, Kansas City, MO 64105-1307.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;

●	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	For all redemptions in excess of $100,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Nonfinancial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. You may then initiate a redemption of Shares in the amount of up to $100,000 by calling the Transfer Agent at 1-844-261-6482.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

20

IRA and Other Retirement Plan Redemptions. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-844-261-6484. Investors will be asked whether or not to withhold taxes from any distribution.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account falls below $5,000 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $5,000 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Fund will not be charged when Shares are involuntarily redeemed.

The Fund may assert the right to redeem your Shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for Shares of the Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC and the Company’s Policy and Procedures Related to the Processing of In-Kind Redemptions. The Fund will typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when the redemption request includes the name of the Fund, the number of shares or dollar amount to be redeemed, the account number, and signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Redemption requests not in good order may be delayed.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund’s distributions and dividends, whether received in cash or reinvested in additional Shares, are subject to U.S. federal income tax.

All distributions will be reinvested in Fund shares unless you elect to receive cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at

21

the Fund’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time by telephone or in writing. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

More Information About Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

Through 2025, the Fund may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to the Fund’s investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by the Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from a REIT reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s Shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Fund Shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Section 199A is currently set to expire after 2025.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

22

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your Shares based on the difference between your tax basis in the Shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over twelve months at the time you dispose of them.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when Shares are sold. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your Shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such Shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of Shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

Shares of the Fund have not been registered for sale outside of the United States and certain United States territories.

23

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

Additional Information

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-261-6482 (toll free) to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-844-261-6482 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

24

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for the Fund. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements and has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements, which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual financial statements on Form N-CSR, which is available upon request (see back cover for ordering instructions).

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$17.70	$15.26	$14.39	$21.47	$13.73
Net investment income/(loss)(1)	0.05	0.07	0.07	0.02	(0.03)
Net realized and unrealized gain/(loss) from investments	2.12	2.46	0.85	(2.88)	7.99
Net increase/(decrease) in net assets resulting from operations	2.17	2.53	0.92	(2.86)	7.96
Dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.09)	(0.05)	—	—
Net realized capital gains	(0.41)	—	—	(4.22)	(0.22)
Total dividends and distributions to shareholders	(0.61)	(0.09)	(0.05)	(4.22)	(0.22)
Net asset value, end of period	$19.26	$17.70	$15.26	$14.39	$21.47
Total investment return/(loss)(2)	12.25%	16.72%	6.40%	(16.93)%	58.41%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$703,111	$603,896	$482,440	$441,478	$536,177
Ratio of expenses to average net assets	0.80%	0.80%	0.82%	0.84%	0.84%
Ratio of net investment income/(loss) to average net assets	0.26%	0.43%	0.50%	0.10%	(0.18)%
Portfolio turnover rate	71%	58%	56%	56%	75%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

25

FACTS	WHAT DOES THE ADARA SMALLER COMPANIES FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Adara Smaller Companies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Adara Smaller Companies Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

26

What we do
How does the Adara Smaller Companies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Adara Smaller Companies Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Altair Advisers, LLC, the investment adviser to the Adara Smaller Companies Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Adara Smaller Companies Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Adara Smaller Companies Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

27

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

Adara Smaller Companies Fund
of
The RBB Fund, Inc.
(1-844-261-6482)

For More Information

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Adara Smaller Companies Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

The Fund’s annual and semi-annual reports contain additional information about the Fund’s investments. The annual report contains a discussion of the market conditions and fund strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s annual and semi-annual reports to shareholders may be obtained by calling 1-844-261-6482.

Statement of Additional Information

The Fund’s SAI, dated December 31, 2025, has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the annual and semi-annual reports, by calling 1-844-261-6482. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of this Prospectus). The SAI is not available on the Adviser’s website, but a copy may be obtained by calling 1-844-261-6482.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9:00 a.m. to 8:00 p.m. (Eastern time) Monday-Friday. Call: 1-844-261-6482.

Purchases and Redemptions
Call 1-844-261-6482.

Written Correspondence
Street Address:
Adara Smaller Companies Fund,
c/o U.S. Bank Global Fund Services

801 Pennsylvania Avenue
Kansas City, MO 64105-1307

P.O. Box Address:
Adara Smaller Companies Fund,
c/o U.S. Bank Global Fund Services

P.O. Box 219252
Kansas City, MO 64121-9252

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05518

STATEMENT OF ADDITIONAL INFORMATION

ADARA SMALLER COMPANIES FUND

a series of THE RBB FUND, INC.

December 31, 2025

Investment Adviser:

Altair Advisers LLC

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of the Adara Smaller Companies Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”).  This SAI is not a prospectus and should be read only in conjunction with the Fund’s Prospectus dated December 31, 2025 (the “Prospectus”) and the Fund’s Annual Report on Form N-CSR for the fiscal year ended August 31, 2025 (the “Annual Report”).  The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI.  No other part of the Annual Report is incorporated by reference herein.  Copies of the Fund's Prospectus and Annual and Semi-Annual Reports may be obtained free of charge by calling toll-free 1-844-261-6482.

GENERAL INFORMATION	1
INVESTMENT OBJECTIVE AND POLICIES	1
INVESTMENT LIMITATIONS	35
DISCLOSURE OF PORTFOLIO HOLDINGS	38
PORTFOLIO TURNOVER	39
MANAGEMENT OF THE COMPANY	39
CODE OF ETHICS	48
PROXY VOTING	48
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	49
INVESTMENT ADVISORY AND OTHER SERVICES	49
INVESTMENT ADVISER	49
INVESTMENT SUB-ADVISERS	51
THE PORTFOLIO MANAGERS	53
ADMINISTRATION AND ACCOUNTING AGREEMENT	60
CUSTODIAN AGREEMENT	60
TRANSFER AGENCY AGREEMENT	61
DISTRIBUTION AGREEMENT	61
FUND TRANSACTIONS	62
PURCHASE AND REDEMPTION INFORMATION	64
TELEPHONE TRANSACTION PROCEDURES	65
VALUATION OF SHARES	65
TAXES	66
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	68
MISCELLANEOUS	69
FINANCIAL STATEMENTS	69
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1
APPENDIX D	D-1
APPENDIX E	E-1
APPENDIX F	F-1

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 98 separate portfolios.  The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988.  This SAI pertains to shares of the Adara Smaller Companies Fund (the “Fund”), a diversified portfolio.  Altair Advisers LLC (“Altair” or the “Adviser”), serves as the investment adviser to the Fund. Prior to December 31, 2017, the Fund was named the Altair Smaller Companies Fund.

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund seeks capital appreciation.  The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Policies and Risks.

Corporate Obligations.  The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity of debt securities.  See Appendix “A” to this SAI for a description of corporate debt ratings.  An issuer of debt obligations may default on its obligation to pay interest and repay principal.  Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser, and the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

1

Equity Markets. The Fund invests primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Fund involves substantial risk. As a result, investing in the Fund involves the risk of loss of capital.

Equity Securities.  Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.  The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market, and on domestic exchanges.  Equity securities are described in more detail below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks.  Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.  When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

2

●	Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Initial Public Offerings.  To the extent consistent with its investment policies and limitations, the Fund may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public.  Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Fund cannot guarantee continued access to IPOs.

LIBOR Transition Risk. Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

Market Fluctuation. The market value of the Fund’s investments, and thus the Fund’s NAV, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to the Fund may be limited by the specific objective of the Fund, investors should be aware that an investment in the Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of the Fund, an investment in the Fund should not be considered a complete investment program.

3

Micro-Cap and Small-Cap Stocks. The Fund may invest in securities of companies with micro-and small-size capitalizations that tend to be riskier than securities of companies with large capitalizations. This is because micro- and small-cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro- and small-cap companies tend to be less certain than large cap companies, and the dividends paid on micro- and small-cap stocks are frequently negligible. Moreover, micro- and small-cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro- and small-cap companies tend to be more volatile than those of large-cap companies. The market for micro- and small-cap securities may be thinly traded and as a result, greater fluctuations in the price of micro- and small-cap securities may occur.

Multi-Manager Structure.  The Fund is managed by the Adviser and one or more asset managers who are unaffiliated with the Adviser (each a “Sub-Adviser” and together, the “Sub-Advisers”).  Subject to review by the Fund’s Board of Directors (the “Board”), the Adviser is responsible for selecting the Fund’s investment strategies and for allocating and reallocating assets among the Sub-Advisers consistent with the Fund’s investment objective and strategies.  The Adviser is also responsible for recommending to the Board whether an agreement with a Sub-Adviser should be approved, renewed, modified or terminated and for monitoring and evaluating the Sub-Advisers.  The Adviser is also responsible for implementing procedures to ensure that each Sub-Adviser complies with the Fund’s investment objective, strategies and restrictions.

Pandemic Risk. Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions lead to instability in the market place, including stock market losses and overall volatility, as occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or the Fund’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons.

Portfolio Turnover Rate.  Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the “SEC”) rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate.  Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year.  The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

4

Real Estate Investment Trust Securities.  The Fund may invest in real estate investment trusts (“REITs”).  A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle than issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both equity and mortgage REITs.  The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.  Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT.  The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.  To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund.

REITs may be affected by economic forces and other factors related to the real estate industry.  REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.  REITS whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be affected by federal regulations concerning the health care industry.  The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.  The Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.  Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

5

Restricted and Illiquid Investments.  Pursuant to Rule 22e-4 under the 1940 Act ("Rule 22e-4" or the "Liquidity Rule"), the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid investments may include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency and mortgage swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted or other illiquid investments because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”) but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser or applicable Sub-Adviser that an adequate trading market exists for the securities.  This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Adviser or applicable Sub-Adviser will monitor the liquidity of Restricted Securities held by the portion of the assets of the Fund it manages.  In reaching liquidity decisions, the Adviser or Sub-Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Fund’s investment objective, the Fund may also invest in Section 4(2) commercial paper.  Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment.  Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.  The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board.  The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid investments or restricted securities.

6

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Rights Offerings and Purchase Warrants.  Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short lifespan to expiration.  The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Securities of Unseasoned Issuers.  The Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable.  The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

Special Note Regarding Market Events.  Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market's expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund's investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rate chanages. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain companies, industries or market sectors, such position will increase the Fund's exposure to risk of loss from adverse developments affecting those companies, industries or sectors. These conditions could result in the Fund's inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund's performance, and cause losses on your investment in the Fund.

7

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund.

SOFR Risk. The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR's history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Special Situation Companies.  The Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser or Sub-Adviser, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general.  The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies.  A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company.  The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation.  The Fund may invest in securities (even if not Special Situations) which, in the opinion of the Adviser, are appropriate investments for the Fund, including securities which the Adviser or Sub-Adviser believes are undervalued by the market. The Fund is not required to invest any minimum percentage of its aggregate portfolio in “Special Situations,” nor is it required to invest any minimum percentage of its aggregate portfolio in securities other than “Special Situations.”

8

Temporary Defensive Positions.  In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short-term U.S. government securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

Non-Principal Investment Policies and Risks.

Artificial Intelligence. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Asset-Backed Securities.  The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables.  Asset-backed securities may also be collateralized by a portfolio of U.S. government securities but are not direct obligations of the U.S. government, its agencies or instrumentalities.  Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations.  Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present, although privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance.  In addition to the risks that are presented by mortgage-backed securities, asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.  See “Mortgage-Backed Securities” below for additional information.

The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

Asset-backed securities acquired by the Fund may also include collateralized debt obligations (“CDOs”).  CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities).  A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral.  Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI.  CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

9

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete).  Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class.  Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws.  As a result, investments in CDOs may be characterized by the Fund as illiquid investments.  However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities.  Maturities on these issues vary from a few to 270 days.

Commodity-Linked Derivatives.  The Fund may attempt to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities.  Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties.  Commodity-linked derivative instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets.  Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities and changes in interest rates as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease (including pandemics), embargoes or other trade barriers, and acts of war or terrorism.

The Fund may invest in commodity-linked derivative instruments such as commodity-linked structured notes.  The Fund may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index.  In some cases, the return will be based on some multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the Fund earns from these notes as compared to the index.  The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index.  Structured notes may be structured by the issuer and the purchaser of the note.  The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as SOFR or a bank’s prime rate.  The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment.  These notes expose the Fund economically to movements in commodity prices.

10

Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.  During the roll period, the Fund would forgo principal and interest paid on such securities.  However, the Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  The return on dollar rolls may be negatively impacted by fluctuations in interest rates.  The Fund does not presently intend to engage in dollar roll transactions involving more than 5% of its net assets.  For additional information on dollar roll transactions, see the section entitled “Mortgage Dollar Roll Transactions” in this SAI.

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Securities.  The Fund may invest in securities of foreign issuers that are denominated or traded in foreign currencies.  The Fund may also invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”).  ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository.  ADRs may be listed on a national securities exchange or may trade in the over-the-counter market.  ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.  GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation.  Depositary receipts may be available through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security.  Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility.  The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.  The depository of unsponsored depositary receipts may provide less information to receipt holders.  Investments in depositary receipts do not eliminate the risks in investing in foreign issuers.  The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

11

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments.  In addition, foreign investments may include additional risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests.  Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States.  Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.  Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions.  There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars.  As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies.  Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets.  Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets.  In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.  The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks.  These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.  The Fund may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations but pay interest in U.S. dollars and are typically issued in the United States.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

12

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and the EU signed the Trade and Cooperation Agreement (“TCA”) on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. At this time, the impact of Brexit cannot be predicted, however, market disruption in the EU and globally may have a negative effect on the value of the Fund’s investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Forward Foreign Currency Transactions. The Fund may, to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates.  The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

13

The Fund is permitted to enter into forward contracts under two circumstances.  First, when the Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser or Sub-Adviser, as applicable, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Although the Fund has no current intention to do so, it may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser or Sub-Adviser, as applicable, determines that there is a pattern of correlation between the two currencies.  Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser or Sub-Adviser, as applicable, determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s respective portfolio securities or other assets quoted or denominated in that currency.  At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency.  If the Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Fund into such currency.  If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund’s transactions in forward contracts will be limited to those described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and the Fund will not do so unless deemed appropriate by the Adviser or Sub-Adviser, as applicable.

14

If the Fund uses forward contracts as a method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency, this does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which can be achieved at some future point in time.  The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.  It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks.  Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions.  Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund.  Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations.  Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund’s foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transaction with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

The use of derivatives is subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Futures And Options On Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.  An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”).  The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.  To the extent futures and/or options on futures are employed by the Fund, the Fund will limit such investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds).  For this reason, the Adviser is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act at this time.

15

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO.  First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments).  Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.  In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Forward Foreign Currency Transactions” above for additional information.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s or Sub-Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.  In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Large Shareholder Purchase and Redemption Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund.  Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity.  Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.  In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and the Fund have entered into a fee waiver and/or expense reimbursement arrangement.

16

Swap Agreements.  The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitation.  The Fund will not enter into any swap agreement unless the Adviser or applicable Sub-Adviser believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of a swap agreement or periodically during its term.  Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Forward Foreign Currency Transactions” above for additional information.

17

The Adviser and Sub-Advisers, under the supervision of the Board, are responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.  The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.  The Fund may enter into credit default, interest rate and total return swaps.  The Fund may also enter into interest rate caps, floors and collars.  In addition, the Fund may enter into mortgage swaps and currency swaps.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return.  As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index.  As examples, credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.  Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.  Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.  The notional principal amount, however, is tied to a reference pool or pools of mortgages.  Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.  Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.  An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured.  However, generally the Fund will enter into credit default, interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Credit default, interest rate, total return and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to credit default, interest rate, total return and mortgage swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a credit default, interest rate, total return or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency.  Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

18

A credit default swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund.  The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.  As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event.  As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The Fund will not enter into any credit default, interest rate, total return or mortgage swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”), or, if unrated by such rating organization, determined to be of comparable quality by the Adviser or applicable Sub-Adviser.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of credit default, interest rate, mortgage, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.  If the Adviser or applicable Sub-Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.

Forward Commitment and When-Issued Transactions.  The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions).  These transactions involve a commitment by a fund to purchase or sell securities at a future date (ordinarily one or two months later).  The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated.  When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges.  The Fund will not enter into such transactions for the purpose of leverage.

19

When-issued purchases and forward commitments enable the Fund to lock in what is believed by the Adviser or Sub-Adviser, as applicable, to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices.  In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.  When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date.  The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.  When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets.  Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.  Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.  If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into.  The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.  When the Fund purchases securities on a when-issued or forward commitment basis, the Fund or the Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments.  These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Investing in Emerging Countries, including Asia and Eastern Europe.  The Fund may invest in securities of issuers located in emerging countries.  The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets.  In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors.  Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers.  Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.  The markets for securities in certain emerging countries are in the earliest stages of their development.  Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries.  The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers.  For example, prices may be unduly influenced by traders who control large positions in these markets.  Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets.  The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

20

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries.  Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets.  In addition, existing laws and regulations are often inconsistently applied.  As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees.  These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund.  Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.  In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.  The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States and other developed financial markets.  This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property.  Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets.  The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe.  Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time.  The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy.  However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear.  In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. As a result of events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian and/or Ukrainian securities.

21

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments.  Many emerging countries have experienced in the past, and continue to experience, high rates of inflation.  In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.  Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions.  The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners.  In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.  The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets.  The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Investment Company Shares.  The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions.  These investment companies typically incur fees that are separate from those fees incurred directly by the Fund.  The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses.  Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its investments in exchange-traded funds (“ETFs”).

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes.  Certain of these investment companies, known as ETFs, are traded on a securities exchange.  The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded.  Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

22

Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the Investment Company Act of 1940 (the "1940 Act"). Pursuant to Rule 12d1-4 and procedures approved by the Board, the Fund may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1-4 including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements and limits on most three-tier fund structures.

Inflation-Protected Securities.  The Fund may invest in inflation-protected securities issued by the U.S. Treasury, known as “TIPs” or “Treasury Inflation-Protected Securities,” which are debt securities whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount.  The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (“CPI”).  A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase.  This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment.  Inflation-protected securities normally will decline in price when real interest rates rise.  (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate.  For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected security will decline and could result in losses for the Fund.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs.  For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures.  By contrast, the Fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Mortgage-Backed Securities.  The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”), pass-through certificates and collateralized mortgage obligations (“CMOs”).

Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).  Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates.  Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. government.  Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates.  Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations.  Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

23

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders.  CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways.  Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.  Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities.  Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.  Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT.  The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.  To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments.  Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts, although the Fund does not intend to invest in residual interests.

The Fund may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions).  These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.  Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., S&P or Moody’s), they often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure).  Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.  Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage.  Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities).  The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool.  Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

24

Investing in mortgage-backed securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows.  Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities.  The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty.  Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.  Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.  When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities.  Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities.  This possibility is often referred to as extension risk.  Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.  The market for certain types of mortgage-backed securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires.

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk.  Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged.  Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

The Fund may invest in floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), and mortgage-backed securities purchased at a discount.  The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

25

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Fund may have invested or may in the future be invested), and may continue to do so in the future.  In the event that any mortgage-related security held by the Fund is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the Fund may consequently experience losses in respect of such mortgage-related security.

Mortgage Dollar Roll Transactions.  The Fund may enter into mortgage dollar roll transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities, on a specified future date.  For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.  The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

During the roll period, the Fund would forgo principal and interest paid on such securities.  The Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase.  Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.  The Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high-grade debt securities in an amount equal to the forward purchase price.  Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates.  There is no assurance that mortgage dollar rolls can be successfully employed.  For additional information on dollar rolls, please refer to the section entitled “Dollar Rolls” in this SAI.

Municipal Obligations.  The Fund may invest in municipal obligations.  Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes.  The interest on most of these obligations is generally exempt from regular federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax.  The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less.  Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and construction loan notes.  Tax anticipation notes are sold to finance working capital needs of municipalities.  They are generally payable from specific tax revenues expected to be received at a future date.  Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program.  Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes.  Bond anticipation notes are sold to provide interim financing.

These notes are generally issued in anticipation of long-term financing in the market.  In most cases, these monies provide for the repayment of the notes.  Construction loan notes are sold to provide construction financing.  After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.  There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

26

Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications, “general obligation” bonds and “revenue” bonds.  Issuers of general obligation bonds include states, counties, cities, towns and regional districts.  The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes.  The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest.  The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals.  Revenue obligations are not backed by the credit and taxing authority of the issuer but are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.  In addition, revenue obligations may be backed by a letter of credit, guarantee or insurance.  Revenue obligations include private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes.  Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations.  Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects.  In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.  Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Industrial development bonds (now a subset of a class of bonds known as “private activity bonds”), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.  An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as the Fund.  Thus, the issue may not be said to be publicly offered.  Unlike securities which must be registered under the 1933 Act, prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable.  A secondary market exists for municipal obligations that were not publicly offered initially.

The Adviser or Sub-Adviser, as applicable, determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate), which accurately reflects its value.  In addition, stand-by commitments and demand obligations also enhance marketability.

For the purpose of the Fund’s investment restrictions, the identification of the “issuer” of municipal obligations that are not general obligation bonds is made by the Adviser or Sub-Adviser, as applicable, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

27

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue.  High grade municipal obligations tend to have a lower yield than lower rated obligations.  Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes.  There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Economic, business or political developments might affect all municipal obligations of a similar type.  The Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

The Fund may invest in variable, floating rate and other municipal securities on which the interest may fluctuate based on changes in market rates.  The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, monthly, semi-annually), and the interest rates payable on, floating rate securities are adjusted whenever there is a change in the market rate of interest on which the interest payable is based.  The interest rate on variable and floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.  The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to changes in interest rate levels.  The Fund may consider the maturity of a variable or floating rate municipal security to be shorter than its ultimate maturity if the Fund has the right to demand prepayment of its principal at specified intervals prior to the security’s ultimate maturity.

The Fund may invest in municipal leases and certificates of participation in municipal leases.  A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities.  Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments.  The certificates are typically issued by a trust or other entity, which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.  The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease.  Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly and may result in a delay in recovering, or the failure to fully recover, the Fund’s original investment.  To the extent that the Fund invests in unrated municipal leases or participates in such leases, the Adviser or applicable Sub-Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases.  Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the limitation on investments in illiquid investments.

The Fund may invest in pre-refunded municipal securities.  The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities.  Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities.  The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities.  Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer.  For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.  Except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.  Pre-refunded municipal securities are usually purchased at a price, which represents a premium over their face value.

28

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  The Fund may invest in obligations issued by banks and other savings institutions.  Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks.  Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.  These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund.  Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.  Bank obligations include the following:

●	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

●	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

●	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid investments.

Options.  The Fund may purchase and write put and call options on indices and enter into related closing transactions.  A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.  A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.  Call options on foreign currency written by the Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number.  Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

29

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser or applicable Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.  See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.  If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future.  The Fund purchasing put and call options pays a premium therefor.  If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value.  When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option.  When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.  When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter.  Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects.  They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer.  OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options.  Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.  It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security.  Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds.  To the extent consistent with its investment objective, the Fund may invest in pay-in-kind (“PIK”) securities.  PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash.  Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date.  The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.  These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons.  A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.  Such securities are designed to give an issuer flexibility in managing cash flow.  PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest).  The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

30

PIK securities, zero coupon bonds and capital appreciation bonds do not pay interest periodically to maturity, and, therefore, they involve the additional risk that the Fund will not realize any cash until a specified future payment date unless a portion of such securities is sold, and, if the issuer of such securities defaults, the Fund may not obtain any return at all on its investment.  In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax.  Because cash generally is not received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.  Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Repurchase Agreements.  The Fund may enter into repurchase agreements with financial institutions.  A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day).  Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased.  The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully.  The Fund follows certain procedures designed to minimize the risks inherent in such agreements.  These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser or applicable Sub-Adviser.  The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser or Sub-Adviser, as applicable, monitors compliance with this requirement).  Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral.  In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral.  However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets.  The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser or applicable Sub-Advisers, liquidity or other considerations so warrant.

31

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser or applicable Sub-Adviser.  Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest.  Such agreements are considered to be borrowings under the 1940 Act and will be limited, together with other borrowings, to 33 1/3% of the Fund’s total assets (including the amount borrowed) less all liabilities other than borrowings. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Risk Considerations of Medium Grade Securities.  Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities.  In the event that a security purchased by the Fund is subsequently downgraded below investment grade, the Adviser and Sub-Advisers will consider such event in its determination of whether the Fund should continue to hold the security.

Risk Considerations of Lower Rated Securities.  The Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents or, if unrated, determined by the Adviser or applicable Sub-Adviser to be of comparable credit quality).  In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation.  In the event that the rating on a security held in the Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser or applicable Sub-Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security.  The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.  An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations.  The Fund will invest in high yield debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities.  High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories.  Since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.  If the issuer of a fixed income security owned by the Fund defaulted, the Fund could incur additional expenses in attempting to obtain a recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the Fund’s NAV to the extent it holds such securities.

32

High yield fixed income securities also present risks based on payment expectations.  For example, high yield fixed income securities may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors.  Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets, to the extent it holds such fixed income securities.  In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s and Sub-Advisers’ ability to accurately value such securities and the Fund’s assets and on the Fund’s ability to dispose of such securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities.  For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities.  Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Securities Lending.  The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board.  These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral).  The Fund will not lend portfolio securities to the Adviser, any Sub-Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder.  Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the current market value of the loaned domestic securities (105% of loaned foreign securities) by marking to market daily.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.  The Fund does not have the right to vote loaned securities.  The Fund will attempt to call all loaned securities back to permit the exercise of voting rights on material matters, if time and jurisdictional restrictions permit.  There is no guarantee that all loans can be recalled.

Short Sales.  As consistent with the Fund’s investment objectives, the Fund may engage in short sales that are either “uncovered” or “against the box.”  A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.  A short sale against the box is generally a taxable transaction to the Fund with respect to the securities that are sold short.

33

Uncovered short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Structured Securities.  The Fund may invest in structured securities to the extent consistent with its investment objective.  The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment.  Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference.  Consequently, structured securities may entail a greater degree of market risk than other types of securities.  Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

U.S. Government Securities.  The Fund may invest in U.S. government securities.  Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance.  U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.  Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury.  Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

34

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets and ultimately the Fund.

See “Mortgage-Backed Securities” above for additional information about the September 7, 2008 federal takeover of Fannie Mae and Freddie Mac.

●	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

●	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

●	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

●	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise noted, the Fund’s investment goals and strategies described in the Prospectus may be changed by the Board without the approval of the Fund’s shareholders.

35

The Fund may not:

1.	Borrow money except that (a) the Fund may borrow from banks or through reverse repurchase agreements in amounts up to 33 1/3% of the value of its total assets (including the amount borrowed); and (b) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. For purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

2.	Issue senior securities as defined in the 1940 Act, except as permitted by rule, regulation or order of the SEC;

3.	Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

6.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

36

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy.  The Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments, including foreign exchange forward contracts, shall not constitute purchasing securities on margin; or

3.	Pledge, mortgage or hypothecate assets, except as permitted by the 1940 Act.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, the Fund may invest in exchange traded funds in excess of the limits of the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser, any Sub-Adviser or their affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.  None of the Fund, the Adviser, or any Sub-Adviser has obtained such an exemptive order as of the date of this SAI.

Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days (not including Sundays and holidays).

The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted fundamental policies that would permit direct investment in commodities.

Any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, short sales and other similar instruments, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Fund may pledge, mortgage or hypothecate assets to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does provide allowances for certain borrowings, firm commitment and standby commitment agreements. In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding, the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the Fund complies with the conditions of Rule 18f-4. See the section entitled “Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars” above for additional information.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

37

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Generally, after the 15th business day of the month following each month end, the Fund may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations. In addition, generally after the 15th business day of the month following each month end, the Fund may post to its website a list of the Fund’s top ten holdings or full portfolio holdings at the discretion of the Adviser. The timing, frequency and type (i.e., ratings/rankings/holdings) of disclosure may change at the Adviser’s discretion, as well as whether to post to the Fund’s website.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the Fund’s custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Fund’s proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

38

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

The Fund’s portfolio turnover rates for the two most recent fiscal years are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

Portfolio Turnover
Fiscal Year Ended August 31, 2025	Fiscal Year Ended August 31, 2024
71%	58%

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

39

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities. .

Directors, Advisory Board Members, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

40

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

41

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 65	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A

42

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

43

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

44

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Fund and in all of the portfolios of the Company and The RBB Fund Trust (together, the “Fund Complex”) (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including the amounts through the deferred compensation plan:

45

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001- $100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTORS
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	$10,001 - $50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Directors’, Advisory Board Members’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

46

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof.  An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board.  For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $19,517 from the Fund and $1,060,000 in aggregate from all series of the Fund Complex for services provided. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund and the Fund Complex in the following amounts:

Name of Director/Officer	Aggregated Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$ 8,505	N/A	$ 406,250
Lisa A. Dolly, Director	$ 7,601	N/A	$ 363,750
Nicholas A. Giordano, Director	$ 7,695	N/A	$ 369,250
Arnold M. Reichman, Director and Chair	$ 9,976	N/A	$ 476,750
Robert A. Straniere, Director(1)	$ 1,638	N/A	$ 101,250
Martha A. Tirinnanzi, Director	$ 7,007	N/A	$ 336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$ 9,766	N/A	$ 466,750
Brian T. Shea, Director	$ 7,973	N/A	$ 380,500
Disinterested Advisory Board Members
Eugene Podsiadlo(2)	$0	N/A	$0
Officers:
Steven Plump, President	$ 8,823	N/A	$ 424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$ 11,341	N/A	$ 546,000
Craig Urciuoli, Director of Marketing & Business Development	$ 9,030	N/A	$ 434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$ 4,154	N/A	$ 200,000

(1)	Mr. Straniere retired from his role as a Director effective January 2025.
(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

47

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Name of Director/Officer	Aggregated Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Julian A. Brodsky, Emeritus Director	$2,203	N/A	$106,250
Robert A. Straniere, Emeritus Director	$2,312	N/A	$84,375

CODE OF ETHICS

The Company, the Adviser and the Sub-Advisers have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Sub-Advisers, subject to the Board’s continuing oversight.  In exercising its voting obligations, each Sub-Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund.  Each Sub-Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

Each Sub-Adviser will vote proxies in connection with securities in which the portion of the Fund’s assets allocated to the Sub-Adviser are invested, respectively, in accordance with its proxy policies and procedures, which policies and procedures or a summary thereof are included in Appendices B-F to this SAI.  The proxy policies of each Sub-Adviser differ.  If one or more Sub-Advisers each has responsibility for voting a particular proxy, it is possible that the Sub-Advisers will disagree on how to vote the proxy.

48

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX.  The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-844-261-6482 or by writing to the Fund at: Adara Smaller Companies Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252.  The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2025, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of the shareholders of the Fund.

Shareholder Name and Address	Percentage of Shares Owned as of December 1, 2025
Pershing LLC 1 Pershing Plz, Fl 14 Jersey City, NJ 07399-0002	90.84%
BNY Mellon N.A. P.O. Box 534005 Pittsburgh, PA 15253-4005	5.41%

As of December 1, 2025, Directors and Officers as a group owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Altair Advisers LLC (“Altair” or the “Adviser”) is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser was established in June 2002.

Advisory Agreement with the Company.  The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of October 17, 2014.

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.  The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI.  The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.  As discussed further below, the Adviser has delegated responsibility for the investment of the assets of the Fund to Sub-Advisers.

49

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion.  The Adviser does not receive a separate management fee from the Fund.  However, pursuant to the Advisory Agreement, the Adviser is entitled to receive reimbursement for out-of-pocket expenses it incurs in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund’s average daily net assets. The Fund’s management fee reflects the aggregate fees to be paid by the Fund to the Sub-Advisers for each fiscal year, plus anticipated reimbursements to the Adviser for out-of-pocket expenses.

For the fiscal years ended August 31, 2025, 2024, and 2023, the Fund’s management fees were as follows:

	Management Fees Paid (as a percentage of the Fund’s net assets)	Management Fees Paid (in dollars)
For the fiscal year ended August 31, 2025	0.69%	$4,395,877
For the fiscal year ended August 31, 2024	0.69%	$3,593,122
For the fiscal year ended August 31, 2023	0.69%	$3,097,525

Except as otherwise noted in the Advisory Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement.  The Fund bears all of its own expenses not specifically assumed by the Adviser.  General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable.  Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers.  Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

50

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund.  The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

INVESTMENT SUB-ADVISERS

Each Sub-Adviser shall, subject to the supervision and oversight of the Adviser, manage the investment and reinvestment of such portion of the assets of the Fund, as the Adviser may from time to time allocate to such Sub-Adviser for management.  For their services, each Sub-Adviser is entitled to receive a fee based upon a percentage of the Fund’s average daily net assets, which will be paid by the Fund and not by the Adviser.

The Company and the Adviser have received an exemptive order from the SEC with respect to the Fund that would permit the Adviser, without shareholder approval and subject to certain conditions, to terminate existing Sub-Advisers or hire new Sub-Advisers for the Fund, to materially amend the terms of particular agreements with Sub-Advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser would have the right to hire, terminate and replace Sub-Advisers when the Board and the Adviser feel that a change would benefit the Fund. The exemptive order will enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.

The Adviser does not determine what investments will be purchased or sold for the Fund with respect to the portions of the Fund managed by the Sub-Advisers. Because each Sub-Adviser manages its portion of the Fund independently from the others, the same security may be held in two or more different portions of the Fund or may be acquired for one portion at a time when a Sub-Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser or Sub-Advisers believe continued exposure to the broader securities market is appropriate. Because each Sub-Adviser directs the trading for its portion of the Fund and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Sub-Adviser were managing the Fund.

51

The current Sub-Advisers to the Fund are set forth below.

Sub-Advisers

Aperio Group, LLC (“Aperio”) Three Harbor Drive, Suite 204 Sausalito, CA 94965

Aperio is a California-based registered investment adviser. Aperio is an indirect wholly-owned subsidiary of Blackrock Inc. Aperio focuses on managing customized index portfolios with an emphasis on after-tax return and meeting specific client driven objectives such as environmental, social and governance and other criteria.

Driehaus Capital Management LLC (“Driehaus”) 25 E Erie Street Chicago, IL 60611	Driehaus is owned by Driehaus Capital Holdings LLLP (“DCH”), an affiliated company, and RHD Holdings LLC.
Pacific Ridge Capital Partners, LLC (“Pacific Ridge”) 4900 Meadows Road Suite 320 Lake Oswego, OR 97035	Pacific Ridge Holdings, LLC, a Nevada limited liability company, controls 25% or more of the voting interest in Pacific Ridge.
Pier Capital LLC (“Pier Capital”) 600 Summer Street, Suite 203 Stamford, CT 06901	Pier Capital is controlled by Mr. Alexander Yakiervich, who owns 21.5% of voting stock of the firm.
River Road Asset Management, LLC (“River Road”) 462 South 4th Street #2000 Louisville, KY 40202	Affiliated Managers Group, Inc., through its wholly-owned subsidiary, RRAM Acquisition, LLC, holds 25% or more of the voting interest in River Road.

Sub-Advisory Agreements with the Adviser.  Each of the Sub-Advisory Agreements provides that the Sub-Adviser will manage the investment and reinvestment of such portion of the assets of the Fund as the Adviser may from time to time allocate to the Sub-Adviser in accordance with the Fund’s objective, policies and restrictions and any investment guidelines established by the Adviser.  Each Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions.  The Sub-Advisers are required to furnish at their own expense all investment facilities necessary to perform its obligations under the Sub-Advisory Agreements.

Generally, each Sub-Advisory Agreement may be terminated without penalty by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Adviser immediately upon notice to the Sub-Adviser, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act).  Each Sub-Advisory Agreement also may be terminated by a Sub-Adviser upon 30 days’ written notice and automatically terminates upon termination of the Advisory Agreement.

52

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Altair

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2025:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Steven B. Weinstein	Other Registered Investment Companies:	1	$724 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	404	$9.9 billion	0	$0
2. Jason M. Laurie	Other Registered Investment Companies:	1	$724 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	404	$9.9 billion	0	$0
3. Bryan R. Malis	Other Registered Investment Companies:	1	$724 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	404	$9.9 billion	0	$0
4. Donald J. Sorota	Other Registered Investment Companies:	1	$724 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	404	$9.9 billion	0	$0
5. David J. Lin	Other Registered Investment Companies:	1	$724 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	404	$9.9 billion	0	$0

Compensation.  As of the date of this SAI, the Adviser compensates the Fund’s portfolio managers for their management of the Fund.  Each of the portfolio manager’s compensation consists of a cash base salary and a bonus paid in cash that is based on overall profitability of the Adviser, and therefore in part based on the value of the Fund’s net assets and other client accounts they are managing.

Conflicts of Interests.  The Adviser provides investment management services to multiple clients with investment objectives and strategies that are similar as well as different than those of the Fund.  The Adviser’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The portfolio managers’ management of the Fund and other accounts may result in a portfolio manager devoting a disproportionate amount of time and attention to the management of the Fund or another account. Generally, the Adviser seeks to manage such competing interests for the time and attention of the portfolio managers. Although the Adviser does not track the time a portfolio manager spends on the Fund or other accounts, the Adviser does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts.

53

Aperio

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of September 30, 2025.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Ran Leshem	Other Registered Investment Companies:	2	$644 million	0	$0
	Other Pooled Investment Vehicles:	12	$2.0 billion	0	$0
	Other Accounts:	31,709	$141.9 billion	0	$0
2. Michael Branch	Other Registered Investment Companies:	2	$644 million	0	$0
	Other Pooled Investment Vehicles:	12	$2.0 billion	0	$0
	Other Accounts:	31,709	$141.9 billion	0	$0

Compensation.  Aperio compensates the Fund’s portfolio managers for their management of the Fund.  Aperio provides a competitive salary plus bonus system of compensation for all employees.  Bonus awards are highly dependent on firm profitability and individual contribution.  In addition, Aperio provides additional long term compensation for key staff members.  As an index investment manager, Aperio does not link compensation to portfolio performance.

Conflicts of Interests.  Aperio recognizes that conflicts of interest are an inherent part of the investment advisory business and has implemented policies and procedures in order to manage such conflicts and ensure that all clients of the firm are treated in a fair and equitable fashion.  Among other things, Aperio has adopted the BlackRock Code of Business Conduct and Ethics, which governs employees’ personal investing activity and is designed to help employees comply with legal restrictions on personal investments while honoring their duties to Aperio’s clients. Aperio has adopted policies and procedures to manage potential conflicts of interest. Aperio is subject to the BlackRock Code of Business Conduct and Ethics (the “BlackRock Code”), which, with its associated policies and procedures, is designed to detect and manage potential conflicts of interest. The BlackRock Code provides for monitoring and pre-approvals for employee brokerage accounts and trading, as well as gifts and entertainment. The BlackRock Code also provides for disclosure of outside business interests, private investments, and political donations, among other things.

54

Driehaus

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2025.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Jeffrey James	Other Registered Investment Companies:	10	$4.5 billion	0	0
	Other Pooled Investment Vehicles:	11	$2.4 billion	5	$1.0 billion
	Other Accounts:	44	$3.2 billion	0	$0
2. Michael Buck	Other Registered Investment Companies:	10	$4.5 billion	0	0
	Other Pooled Investment Vehicles:	11	$2.4 billion	5	$1.0 billion
	Other Accounts:	44	$3.2 billion	0	$0
3. Prakash Vijayan	Other Registered Investment Companies:	10	$4.5 billion	0	0
	Other Pooled Investment Vehicles:	11	$2.4 billion	5	$1.0 billion
	Other Accounts:	44	$3.2 billion	0	$0

Compensation. Driehaus compensates the Fund’s lead portfolio manager, portfolio manager and assistant portfolio manager for their management of the Fund. The lead portfolio manager, portfolio manager and assistant portfolio manager are paid a fixed salary plus a bonus. Bonuses are determined based on the terms of a Revenue Sharing Plan and include a base amount calculated as a percentage of management fees paid by the registered investment companies and other accounts managed, as applicable. In addition, if performance exceeds certain percentile benchmarks when compared to its peer group (primarily using Morningstar rankings) and/or certain risk adjusted return formulas, the bonus pool increases as a percentage of the management fees paid by the registered investment companies and other accounts managed. The portfolio manager and assistant portfolio manager also receives a bonus based on a percentage of their salary, which has both subjective and objective components.

If Driehaus declares a profit sharing plan contribution, the lead portfolio manager, portfolio manager and assistant portfolio manager also would receive such contribution. The lead portfolio manager, portfolio manager and assistant portfolio participate in a deferred compensation plan.

Conflicts of Interests.  The portfolio managers may manage the assets of more than one registered investment company (for this section only, each a “Fund”), other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for Driehaus. Both clients and affiliated persons of Driehaus, including the portfolio managers, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for both a Fund and the Accounts (including another fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by a Fund or that a Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that a Fund pays for those securities or can realize upon sale, or on the ability of Driehaus to buy or sell the desired amount of such securities for a Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are effected for a Fund. This presents a conflict between the interests of the Fund and the interests of the Accounts as well as the affiliates of Driehaus who invest in the Accounts.

55

Conflicts also may arise between the interests of a Fund and the interests of Driehaus and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to Driehaus, including performance-based compensation, at a higher rate than the rate of fees paid by the Fund. In addition, Driehaus’ affiliates, including the Fund’s portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over a Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both a Fund and the Accounts or when making trading decisions.

Driehaus, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either a Fund or the Accounts. These policies and procedures include requirements that transactions by a Fund and the Accounts in the same securities that occur on the same day are average priced when feasible and allocated on a fair and equitable basis. In addition, Driehaus conducts periodic reviews of transactions in and holdings of the same or related securities by a Fund and the Accounts for compliance with the Driehaus’ policies and procedures.

Pacific Ridge

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2025.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Dominic R. Marshall	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	52	$296.5 million	0	$0

Compensation.  Pacific Ridge compensates the Fund’s portfolio managers for their management of the Fund.  Each of the portfolio manager’s compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability of the Adviser and performance of the Fund, and therefore in part based on the value of the Fund’s net assets and other client accounts they are managing.

Conflicts of Interests.  The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated, and they will generally be allocated pro rata in proportion to the size of the orders or redemptions placed.

56

Pier Capital

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2025.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Alexander Yakirevich	Other Registered Investment Companies:	1	$86 million	1	$86 million
	Other Pooled Investment Vehicles*:	1	$268 million*	0	$0
	Other Accounts:	19	$221 million	3	$41 million

*	Includes a non-US registered investment company.

Compensation.  Pier Capital compensates the Fund’s portfolio managers for their management of the Fund. As a partner/owner of Pier Capital, LLC, Mr. Alexander Yakirevich, in addition to his fixed salary, receives a portion of the firm’s annual profits which are distributed based on ownership percentage.

Conflicts of Interests.  Alexander Yakirevich must adhere to policies and procedures adopted by Pier Capital, LLC designed to address conflicts of interest. For instance, the portfolio manager is responsible for all accounts within a certain investment discipline, and does not, absent special circumstances, differentiate from such investment discipline when allocating resources. Additionally, the Sub-Adviser utilizes a system for allocating investment opportunities among portfolio that is designed to provide a fair and equitable allocation. Whenever applicable, the Equity Trader trades all accounts through a block trade and the average share price is prorated across all accounts. Please refer to the Sub-Advisor’s Form ADV Part 2A for a full list of disclosed conflicts of interests.

57

River Road

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2025.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Andrew Beck	Other Registered Investment Companies:	5	$2.84 Billion	0	$0
	Other Pooled Investment Vehicles:	10	$514 Million	0	$0
	Other Accounts:	32	$2.25 Billion	2	$218 Million
2. J. Justin Akin	Other Registered Investment Companies:	5	$2.84 Billion	0	$0
	Other Pooled Investment Vehicles:	10	$514 Million	0	$0
	Other Accounts:	32	$2.25 Billion	2	$218 Million
3. Todd Mayberry	Other Registered Investment Companies:	5	$2.84 Billion	0	$0
	Other Pooled Investment Vehicles:	10	$514 Million	0	$0
	Other Accounts:	32	$2.25 Billion	2	$218 Million

Compensation.  River Road compensates the Fund’s portfolio managers for their management of the Fund.  Compensation for portfolio managers includes an annual fixed base salary and a potential performance-based bonus.  In addition, all portfolio managers are shareholders in the firm and have signed long-term employment agreements.

Conflicts of Interests.  Portfolio managers at River Road may manage one or more mutual funds as well as other types of accounts, including separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, River Road monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics. River Road has a fiduciary responsibility to all of the clients for which it manages accounts. River Road seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. River Road has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

58

Fund Shares Owned by Portfolio Managers.

The following table sets forth the dollar range of equity securities beneficially owned by the following portfolio managers in the Fund as of August 31, 2025, using the following ranges: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
Steven Weinstein	$500,001-$1,000,000
Jason M. Laurie	$100,001-$500,000
Bryan R. Malis	$100,001-$500,000
Donald J. Sorota	$100,001-$500,000
David J. Lin	$100,001-$500,000
Ran Leshem	None
Michael Branch	None
Jeffrey James	None
Michael Buck	None
Prakash Vijayan	None
Dominic R. Marshall	None
Alexander Yakirevich	None
Andrew Beck	None
J. Justin Akin	None
Todd Mayberry	None

59

ADMINISTRATION AND ACCOUNTING AGREEMENT

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as fund administrator to the Fund pursuant to a fund administration servicing agreement and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”).  Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund.  Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company.  These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company.

For the fiscal years ended August 31, 2025, 2024, and 2023, the Fund paid Fund Services certain administration, accounting and regulatory administration fees and related out-of-pocket expenses as follows:

	Administration, Accounting and Regulatory Administration Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
For the fiscal year ended August 31, 2025	$166,945	$0	$0
For the fiscal year ended August 31, 2024	$162,187	$0	$0
For the fiscal year ended August 31, 2023	$159,281	$0	$0

CUSTODIAN AGREEMENT

U.S. Bank, N.A., (the “Custodian”), 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is custodian of the Fund’s assets pursuant to a custodian agreement (the “Custodian Agreement”).  Under the Custodian Agreement, the Custodian:  (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio investments on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio investments; and (e) makes periodic reports to the Board concerning the Fund’s operations.  The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any affiliate, sub-custodian or domestic sub-custodian.  For its services to the Fund under the Custodian Agreement, the Custodian receives a fee based on the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund. The Custodian and Fund Services are affiliates.

60

TRANSFER AGENCY AGREEMENT

Fund Services also serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”), under which Fund Services:  (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Fund.  Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Fund under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Fund and the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, Fund Services provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

DISTRIBUTION AGREEMENT

Quasar Distributors, LLC (the “Distributor”), whose principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the underwriter to the Fund pursuant to the terms of a distribution agreement (the “Distribution Agreement”).  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  The Distributor is not affiliated with the Company, the Adviser or the Sub Advisers.

Under the Distribution Agreement with the Fund, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund.  With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements.  These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.  These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary.  The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary.  The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective.  The Adviser pays the Distributor a fee for certain distribution-related services.

61

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser and Sub-Advisers are responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund.  In executing portfolio transactions, the Adviser and Sub-Advisers seek to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the Adviser and Sub-Advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser and Sub-Advisers may place a combined order for two or more accounts they manage, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser, the Sub-Advisers and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser and Sub-Advisers believe that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

62

For the fiscal years ended August 31, 2025, 2024, and 2023, the Fund paid commissions to brokers on account of research services as follows:

For the fiscal year ended August 31, 2025	$360,093
For the fiscal year ended August 31, 2024	$296,301
For the fiscal year ended August 31, 2023	$216,168

For the fiscal years ended August 31, 2025, 2024, and 2023, the Fund paid aggregate brokerage commissions as follows:

For the fiscal year ended August 31, 2025	$1,213,114
For the fiscal year ended August 31, 2024	$771,697
For the fiscal year ended August 31, 2023	$772,176

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. As of August 31, 2025, there were no securities held by the Fund of its regular broker-dealers.

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s Adviser and Sub-Advisers may select a broker based upon brokerage or research services provided to the Adviser or applicable Sub-Adviser. The Adviser and Sub-Advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits an investment adviser or sub-adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, certain Sub-Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the applicable Sub-Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the applicable Sub-Advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under its Sub-Advisory Agreement. Any advisory or other fees paid to the Sub-Advisers are not reduced as a result of the receipt of research services.

63

In some cases a Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the applicable Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the applicable Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but each applicable Sub-Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser and Sub-Advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire.  The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV.  If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.  A shareholder will also bear any market risk or tax consequences as a result of a payment in securities.  The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.  A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

64

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or the Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Purchase Information

If shares of the Fund are held in a “street name” account with an authorized dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the authorized dealer, and not by the Fund and its Transfer Agent.  Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the authorized dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.  The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the authorized dealer.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by electronic funds transfer through the ACH network or wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

65

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices.  Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments.  This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used.  All cash, receivables, and current payables are carried on the Fund’s books at their face value.  Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee.

The procedures used by any pricing service and its valuation results are reviewed by the Valuation Designee under the general supervision of the Board.

The Fund may hold portfolio securities that are listed on foreign exchanges.  These securities may trade on weekends or other days when the Fund does not calculate NAV.  As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning.  Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

66

General

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.  As such, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders.  To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements.  If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.  If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

As of August 31, 2025, the Fund had short-term capital loss carryforwards of $0.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

67

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund.  Shares of the Company do not have preemptive or conversion rights.  When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law.  The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors.  To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law.  Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter.  Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio.  Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio.  However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio.  Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held.  Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

68

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Counsel

The law firm of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm, and in that capacity audits the Fund’s financial statements.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2025 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning the Fund at the telephone number appearing on the front page of this SAI.

69

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

A-1

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1.	A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

A-2

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

A-3

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

A-4

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●    Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●    Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

A-5

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

A-6

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-7

APPENDIX B

SUMMARY OF PROXY VOTING POLICY OF APERIO GROUP, LLC

Aperio has written agreements with its advisory and sub-advisory clients that generally grant us authority to vote all proxies on behalf of the client accounts we advise. Aperio will vote proxies for clients in each client’s best interest, following the proxy voting guideline profile for each portfolio, with some exceptions from the profile noted below. Clients may opt to retain responsibility for voting proxies directly or through another service.

For those clients who have delegated to Aperio proxy voting authority, Aperio has established default proxy voting guidelines for its strategies, as described in detail below. Clients may generally select a non-default proxy policy option, with certain Wrap Program platform exceptions noted below.

Aperio offers a selection of proxy voting guideline options. Effective April 2025, Aperio transitioned all proxy voting implementation from Broadridge to Institutional Shareholder Services (“ISS”). All proxy voting guidelines offered are implemented by ISS, a third-party proxy service provider. Clients who delegate proxy voting authority to Aperio may be able to select from BlackRock Active Investment Stewardship Proxy Voting Guidelines (the “BAIS Guidelines”) or select other proxy voting guidelines from Institutional Shareholder Services (“ISS”) as described below.

Prior to April 2025, Aperio offered the Aperio Governance Proxy Voting Guidelines (the “Governance Guidelines”), implemented by another third-party proxy service provider, Broadridge Financial Solutions (“Broadridge”). All clients previously managed under the Governance Guidelines were moved to the BAIS Guidelines in April 2025.

Clients interested in creating custom proxy voting guidelines, which differ from Aperio’s currently available proxy voting guidelines, may consult with Aperio for development of alternative guidelines at a potential additional cost.

Transition to BlackRock Active Investment Stewardship Proxy Voting Guidelines from the Governance Proxy Voting Guidelines

Transition to BlackRock Active Investment Stewardship Proxy Voting Guidelines from the Governance Proxy Voting Guidelines Through 20 April 2025, Aperio retained Broadridge to assist in coordinating and voting client proxies for application of the Governance Guidelines. The Governance Guidelines used Broadridge’s Shareholder Value guidelines as a basis, with additional modifications added by Aperio. The Governance Guidelines generally recommended casting proxy votes in favor of proposals that Broadridge and Aperio believed may increase shareholder value and generally recommended against proposals deemed to have the opposite effect.

The Governance Guidelines were previously available for clients to choose and were generally the default option for accounts that did not use Aperio’s values-aligned strategies and did not select different proxy voting guidelines (with exceptions for select Wrap Programs). These guidelines are now retired and are no longer available for clients to choose. All accounts that were previously using the Governance Guidelines are now enrolled in the BAIS Guidelines.

The BAIS Guidelines are the default option for accounts that do not use Aperio’s values-aligned strategies and do not select different proxy voting guidelines, as well as for clients (including those clients using Aperio’s values-aligned strategies) in certain Wrap Program platforms.

Please see Item 17 of the Aperio Form ADV, Part 2A Brochure for further details on Aperio’s proxy voting policies and procedures.

B-1

APPENDIX C

SUMMARY OF PROXY VOTING POLICY OF

DRIEHAUS CAPITAL MANAGEMENT, LLC

For those clients for whom Driehaus Capital Management LLC (“DCM”) has undertaken to vote proxies, we retain the final authority and responsibility for such voting. On behalf of our valued clients, we (i) provide our clients with this written summary of our proxy voting policy and the complete proxy voting policy upon request; (ii) disclose to our clients how to obtain voting information; (iii) apply the proxy voting policy consistently; (iv) document the rationale for our votes; (v) maintain records of our voting activities for clients and regulating authorities; and (vi) generally aim to vote securities based on a pre-determined voting policy, following the recommendations of an independent third-party proxy advisory firm to avoid conflicts of interest; and (vii) follow a formal process in the event of a deviation from such third-party’s proxy advisory firm’s voting recommendations.

In order to facilitate this proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”) as a third-party proxy advisory firm to provide in-depth proxy research, vote recommendations and execution, as well as the record keeping necessary for the appropriate management of our client accounts as well as client transparency into the voting activities performed by us on their behalf. ISS is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting. We have ascertained that ISS has the capacity and competency to analyze proxy issues, make vote recommendations in an impartial manner and in the best interests of our clients. ISS offers a selection of voting guidelines including “benchmark guidelines as well as a number of specialty guidelines. DCM utilizes the benchmark guidelines for vote recommendations and research unless we determine that a specialty policy is more aligned with a specific strategy or if directed otherwise by a client.

DCM’s full proxy voting policy sets forth the general voting guidelines that ISS follows on various types of issues when there are no company-specific reasons for voting to the contrary. In making the proxy voting decision, there are two overriding considerations: first, the economic impact of the proposal; and second, the best interest impact of a proposal if it were to pass or not pass, as the case may be. ISS performs company-by-company analysis, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue is considered in the context of the company under review. DCM generally follows ISS’s recommendations and typically does not use its discretion in making the proxy voting decision. For this reason, client proxies are voted in the clients’ best interests, in accordance with a predetermined policy based upon recommendations of an independent third party, and are not affected by any potential or actual conflict of interest of DCM. If a situation arises in which a DCM portfolio manager wishes to deviate from an ISS recommendation on a proxy voting decision, that portfolio manager mustconsult with DCM’s general counsel or chief compliance officer in writing and provide: (i) the name of the issuer; (ii) a description of the proposal; (iii) ISS’s voting recommendation; (iv) the reason the portfolio manager believes they are acting in the best interest of clients by voting against the ISS recommendation; and (v) identification of any actual or potential conflicts of interest which do or could exist with respect to the proposal.

DCM seeks to vote proxies for all securities held in accounts for which we retain proxy voting authority. However, in certain markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing voting instructions. In certain instances, we may decline to vote proxies due to certain market considerations, including “share blocking.” DCM generally prefers not to restrict the sale of any shares held within client accounts for proxy voting purposes and it is therefore standard practice for us not to execute proxies for holdings located in countries that engage in share blocking.

C-1

In addition, DCM annually, and more frequently if necessary, reviews ISS’s policies and procedures regarding any potential conflicts of interest when making vote recommendations to determine if ISS is acting impartially.

Clients who are interested in obtaining information from DCM on how their securities were voted may contact the Relationship Management Department at 1-800-688-8819. In addition, the Relationship Management Department mails to each client an annual record of all proxies voted on behalf of that client. Clients may also contact the Relationship Management Department if they wish to receive a copy of DCM’s complete proxy voting policy.

C-2

APPENDIX D

PROXY VOTING POLICY OF

PACIFIC RIDGE CAPITAL PARTNERS, LLC

Pacific Ridge Capital Partners, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients.  Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices.  Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser has proxy voting authority.

Responsibility

The Chief Compliance Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Pacific Ridge Capital Partners, LLC has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

●	All employees will forward any proxy materials received on behalf of clients to the proxy voting department;

●	Absent material conflicts, the Portfolio Manager in charge of the stock will vote the proxy with applicable voting guidelines, sign and return them in a timely and appropriate manner to the proxy voting team who will then place the votes via electronic means.

Disclosure

Pacific Ridge Capital Partners, LLC will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Pacific Ridge Capital Partners, LLC voted a client’s proxies, and that clients may request a copy of the firm’s proxy policies and procedures.

The Chief Compliance Officer will also send a copy of this summary to all existing clients who have previously received Pacific Ridge Capital Partners, LLC’s Disclosure Document; or the Chief Compliance Officer may send each client the amended Disclosure Document.

Client Requests for Information

●	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer.

●	In response to any request, the Chief Compliance Officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Pacific Ridge Capital Partners, LLC voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

●	In the absence of specific voting guidelines from the client, Pacific Ridge Capital Partners, LLC will vote proxies in the best interests of shareholders. Pacific Ridge Capital Partners, LLC’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Pacific Ridge Capital Partners, LLC’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

●	Pacific Ridge Capital Partners, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors, absent conflicts of interest raised by an auditors non-audit services.

●	Generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

●	In reviewing proposals, Pacific Ridge Capital Partners, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

●	Pacific Ridge Capital Partners, LLC will abstain from any advisory proxy items regarding executive compensation or the frequency of the vote on executive compensation.

●	Pacific Ridge Capital Partners, LLC does not vote proxies relating to any cash vehicles (i.e. Sweep funds, cash accounts and daily cash mutual funds) held by and chosen by clients.

●	Pacific Ridge Capital Partners, LLC will vote against any proxy items allowing board members to vote in their discretion on unspecified business that may properly come before the shareholders meeting.

Conflicts of Interest

●	Pacific Ridge Capital Partners, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Pacific Ridge Capital Partners, LLC with the issuer of each security to determine if Pacific Ridge Capital Partners, LLC or any of its employees has any financial, business or personal relationship with the issuer.

●	If a material conflict of interest exists, the Chief Compliance Officer will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

●	Pacific Ridge Capital Partners, LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

The Chief Compliance Officer shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments;

●	Each proxy statement that Pacific Ridge Capital Partners, LLC receives;

●	A record of each vote that Pacific Ridge Capital Partners, LLC casts;

●	Any document Pacific Ridge Capital Partners, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Chief Compliance Officer or proxy committee, if applicable.

●	A copy of each written request from a client for information on how Pacific Ridge Capital Partners, LLC voted such client’s proxies, and a copy of any written response.

In the event PRCP retains the research, voting and/or recordkeeping services of an outside proxy firm, PRCP will tailor its proxy policy and procedures to be consistent with the services received and the firm’s actual proxy handling and voting processes.

APPENDIX E

PROXY VOTING POLICY OF

PIER CAPITAL, LLC

Introduction

This statement sets forth the Firm’s policy with respect to the exercise of voting authority in connection with proxy proposals, amendments, consents, corporate actions, class action participation (“Proxy Discretion”) with respect to securities held by the Firm’s Clients.

Policy Statement

The Advisers Act requires the Firm to, at all times, act in the best financial interest of the Clients. To this end, the Firm has adopted and implemented these Proxy Policies and Procedures which are designed to result in voting proxies for the benefit of Clients in order to enhance the value of the securities in Client portfolios. The financial interest of the Clients is the primary consideration when exercising Proxy Discretion taking into account the surrounding facts and circumstances as more fully set forth herein.

Basic Standards

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm considers it to be our fiduciary duty to preserve and protect the assets of the Clients, including exercising Proxy Discretion, for their benefit. Accordingly, it is Firm policy to exercise Proxy Discretion in a prudent and diligent manner and to base decisions on our reasonable judgment of what will serve the best financial interest of the Clients, after taking into account relevant factors, including, among others,:

●	Impact on the value of the securities

●	Anticipated costs and benefits associated with the proposal

●	Effect on liquidity

●	Customary industry and business practices

In those cases where a Client is deemed to be “plan assets”, the beneficial owners of the security are deemed to be the participants in the employee benefit plans for which we act as investment manager. In those cases where securities are on loan, the Firm as the lender cannot and does not exercise Proxy Discretion for such securities.

There is no per se rule regarding what is a correct decision when exercising Proxy Discretion. Accordingly, as in other areas relating to prudent investing, our decision is based on our good faith analysis and judgment in the context of the surrounding facts and circumstances in question. In determining our vote, however, we will not and do not subordinate the financial interests of our Clients to any other entity or interested party.

Conflicts of Interest

At times, conflicts may arise between the interest of the Clients on the one hand, and the interests of the Firm on the other hand. Examples of conflicts of interest include:

●	The Firm manages a pension plan or assets for a company that is also soliciting proxies.

●	The Firm has a material business relationship with a proponent of a proxy proposal.

●	The Firm or any of its principals or employees have a personal relationship with participants in a proxy contest.

If the Firm has determined that it has or may be perceived to have a conflict of interest when voting a proxy, the Firm will address matters involving such a conflict of interest as follows:

1.	If the proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies.

2.	If the Firm believes it is in the best economic interests of the Clients to depart from such policies, the Firm may depart from such policies, provided that, (a) it has documented its rationalization for such vote, and (b) consulting with the Compliance Officer who will advise as to a reasonable resolution of the conflict.

We will use commercially reasonable efforts to determine whether a potential conflict exists based on current known facts and circumstances. Any consideration received in connection with the exercise of Proxy Discretion belongs to the relevant Client and will not be retained by Firm, its employees, or affiliates.

Proxy Discretion Procedures

The Cheif Investment Officer is responsible for the administration of Proxy Discretion and the actual voting of the proxies in an accurate and timely manner. The PM or his designee is responsible for making all proxy voting decisions in accordance with these policies and procedures. In this capacity, the Chief Investment Officer is responsible for and performs the following functions:

●	Receive proxy materials or notices

●	Determine the number of shares held by Clients as of the record date

●	Exercise Proxy Discretion consistent with this policy on routine matters or consult with the PM or his designee for decision on non-routine matters

●	Record the Proxy Discretion decision

●	When relevant, record the rationale provided by the PM or his designee and

●	When requested, provide Clients with a report of Proxy Discretion exercised with respect to their positions (this function may be also completed by the Chief Compliance Officer.

In order to facilitate the proxy voting process, Pier has engaged Broadridge Financial Solutions, Inc., an independent proxy voting service (the “Proxy Service”) to electronically streamline the proxy ballot collection and voting process. The Proxy Service allows Pier to vote according to our guidelines as set forth and review reports indicating how individual votes have been cast. The Proxy Service does not automatically cast votes for Pier. Pier must enter its vote into the Proxy Service system. The Proxy Service then casts the vote on Pier’s behalf.

Standing Instructions

To facilitate the timely and complete administration of proxies, the Firm has developed the following standing instructions for the exercise of Proxy Discretion which it believes is in the best economic interest of the Clients.

Unless otherwise advised by the portfolio manager, all proxies will be voted in accordance with the recommendations of management unless in the portfolio manager’s opinion such recommendation is not in the best financial interest of the Clients. This standing instruction is consistent with Firm’s investment process which generally evaluates the quality and commitment of management.

We may abstain from voting if we conclude that the effect on a Client’s economic interests or the value of the portfolio holding is insignificant or indeterminable. In making such a decision, the Firm may consider various factors including, (i) costs associated with exercising Proxy Discretion (e.g., translation or travel expenses) and (ii) potential legal restrictions on trading resulting from the exercise of Proxy Discretion. The firm will not abstain or decide not to vote a proxy if the Client constitutes a Plan.

In the case of social or political responsibility, we believe social and political issues do not enhance shareholder value and generally abstain or vote against such proposals.

Disclosure

The Firm will disclose in Part 2 of its Form ADV that a copy of this proxy policy is available and will provide details and contact information in order to direct such requests to the appropriate source. Further, the ADV disclosure will also contain a summary of these policies and procedures and will be updated as necessary to reflect changes.

Delegation

We may delegate our responsibilities under these policies and procedures to a third party provided that we retain final authority and fiduciary responsibility for Proxy Discretion. If we so delegate our responsibility, we shall monitor the delegate’s compliance with our policies and procedures, as may be amended from time to time.

Record Keeping

We maintain the records required to be maintained by the Firm with respect to proxies in accordance with the Advisers Act, generally for a period of five years in an easily accessible place, the first two years in a Firm office. For proxies, we will maintain or have available to us,

●	Written or electronic copies of each proxy statement,

●	Record of each proxy voting decision,

●	Documents, if any, regarding decisions that were material in making the voting decision, and

●	A copy of each written request from a Client or investor/limited partner for proxy voting information and our written response.

We may but need not retain proxy statements that we received regarding Client securities to the extent that such proxies are available on the SEC’s EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

Review & Changes

We shall from time to time review these policies and procedures and may adopt changes based upon our experience, evolving industry practice and developments in applicable laws and regulations. Unless otherwise agreed to with a Client, we may change these proxy voting policies and procedures from time to time without notice to or approval by any Client.

Clients may request a current version of our proxy policies and procedures as well as information as to how the Firm voted proxies or corporate actions for their respective portfolios by contacting Pier’s Chief Compliance Officer at 203-425-1442. Such copies are provided at no charge and may be delivered electronically in the discretion of the Firm.

APPENDIX F

PROXY VOTING POLICY OF

RIVER ROAD ASSET MANAGEMENT, LLC

Policy. River Road Asset Management, LLC’s (“River Road”) exercises discretionary voting authority over proxies issued on securities held in client accounts unless the client has explicitly reserved voting authority, or has directed River Road to vote pursuant to the client’s voting policy. River Road, as a matter of policy and as a fiduciary to our clients, votes proxies for client securities in a manner believed most beneficial to shareholder value. River Road maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting. River Road has established the Proxy Voting Policy Committee for reviewing voting guidelines and special issues. River Road’s compliance department oversees the operational and procedural aspects of the proxy voting process. Additionally, to help discharge its duties, River Road uses Glass Lewis & Co. (“Glass Lewis”) as its voting agent. Glass Lewis performs the following services:

●	provides analysis of proxy proposals,

●	tracks and receives proxies for which River Road clients are entitled to vote,

●	votes the proxies as directed by River Road; and,

●	compiles and provides client voting records.

Voting Process. River Road will generally instruct Glass Lewis to vote proxies pursuant to guidelines adopted by the Proxy Voting Policy Committee at the beginning of each year. If River Road policy recommendation (i.e., the Glass Lewis recommendation in most instances) and the management recommendation for all votes on a ballot are the same, the compliance department will typically vote accordingly. There are limited instances where River Road has (and may in the future) vote differently from the policy and management recommendation. When the Glass Lewis recommended vote contradicts the recommendation of management, the primary analyst assigned to the stock consults with the relevant portfolio manager(s) and reviews the proposal. The analyst and portfolio manager(s) then recommend to vote the issue in the way River Road believes is most beneficial to shareholder value. If this vote decision is different than policy recommendation (i.e., the Glass Lewis recommendation in most instances), the rationale is documented and a member of River Road’s ESG investment group and compliance department reviews and approves the rationale before submitting the final vote.

Conflicts of Interest. River Road has eliminated most conflicts of interest by using an independent third party (Glass Lewis) that votes pursuant to the guidelines adopted by the Proxy Voting Policy Committee or in accordance with River Road’s direction based on the above process. Additionally, River Road’s voting process of voting with policy recommendation and requiring compliance department signoff if voting differently addresses any potential conflict of River Road voting shares for a public company that is also a River Road client or an affiliate of a River Road client. In cases where River Road believes there is an actual or perceived conflict of interest, River Road requires additional steps that may include the following:

i.	documenting the potential conflict of interest;

ii.	obtaining the prior approval of the Chief Investment Officer and the Chief Compliance Officer;

iii.	obtaining Proxy Voting Policy Committee review or approval;

iv.	deferring to the voting recommendation of a third party;

v.	voting pursuant to client direction (following disclosure of the conflict);

vi.	abstaining from voting;

vii.	voting reflectively (in the same proportion and manner as other shareholders); or,

viii.	taking such other action as necessary to protect the interests of clients.

For fund clients, River Road will also review and follow the fund policies related to the voting conflicts of interest as appropriate.

F-1

AQUARIUS INTERNATIONAL FUND

of The RBB Fund, Inc.

PROSPECTUS

December 31, 2025

Investment Adviser:

Altair Advisers LLC

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	1
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISKS	10
MANAGEMENT OF THE FUND	14
Investment Adviser	14
Sub-Advisers	15
SHAREHOLDER INFORMATION	17
Pricing of Fund Shares	17
Market Timing	18
Purchase of Fund Shares	18
Redemption of Fund Shares	21
Dividends and Distributions	23
More Information About Taxes	24
Additional Information	26
FINANCIAL HIGHLIGHTS	27
For More Information	Back Cover

SUMMARY SECTION

Investment Objective

The Aquarius International Fund (the “Fund”) seeks capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the “Shares”).

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.48%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.67%

(1)

The Fund is currently only available to clients of the Fund’s investment adviser, Altair Advisers LLC (the “Adviser”) and to other investors at the Fund’s discretion. Investors in the Fund who are also clients of the Adviser will incur additional fees based on the total assets of the client under management with the Adviser. The Adviser does not receive a separate management fee from the Fund, although the Adviser is reimbursed for compliance expenses in connection with managing the Fund, up to 0.03% of the Fund’s average daily net assets. The management fee shown above reflects the aggregate fees paid by the Fund to the Sub-Advisers for the fiscal year ended August 31, 2025, plus reimbursements to the Adviser for out-of-pocket expenses. Investors in the Fund who are also clients of the Adviser should review the information provided separately by the Adviser for a discussion of fees and expenses charged by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. For the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, primarily in securities of companies located outside the United States, including emerging market countries. The Fund determines where a company is located, and thus, whether a company is considered to be located outside the United States by considering whether: (i) it is organized under the laws of or maintains its principal office in a country located outside the United States; (ii) its securities are principally traded on trading markets in countries located outside the United States; (iii) it

1

derives at least 50% of its total revenue or profits from either goods produced or services performed or sales made in countries located outside the United States; or (iv) it has at least 50% of its assets in countries located outside the United States. The Fund may invest in companies of any size capitalization.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers (“Sub-Advisers”) in percentages determined at the discretion of the Fund’s Adviser. The Adviser also monitors Sub-Adviser trading with the dual objectives of maximizing each Sub-Adviser’s investment flexibility and assuring that the Fund as a whole complies with its investment restrictions. Otherwise, each Sub-Adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each Sub-Adviser must operate within the constraints of the Fund’s investment objective and strategies and the particular investment restrictions applicable to that Sub-Adviser.

The Sub-Advisers will implement a number of different investment strategies and styles within the international universe. The Sub-Advisers will implement one or more of the following investment strategies summarized below:

●

Developed Market — A Sub-Adviser following the developed market style is expected to invest primarily in companies located in those countries included in the MSCI EAFE Index. As of October 31, 2025, the following countries were included in the MSCI EAFE Index: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. When investing in developed international markets, a Sub-Adviser may follow either a growth or a value investment style. A Sub-Adviser following a growth investment style would invest primarily in companies with consistent or accelerating growth in earnings, revenues, cash flow, and/or other financial metrics. A Sub-Adviser following a value investment style would invest primarily in companies that are out of favor and/or undervalued in comparison to their peers or their growth prospects.

●

Emerging Market — A Sub-Adviser following the emerging market style is expected to invest primarily in companies located in those countries included in the MSCI Emerging Markets Index. As of October 31, 2025, the following countries were included in the MSCI Emerging Markets Index: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

●

Tax Loss Harvesting — A Sub-Adviser following a tax loss harvesting style is expected to hold a portfolio of securities that will have a pre-tax return similar to the performance of the MSCI EAFE Index. The Sub-Adviser will seek to generate strong after tax returns by timing trades to avoid realizing capital gains and to harvest losses when possible. The Fund may use losses generated from the tax loss harvesting Sub-Adviser to offset gains from other Sub-Advisers.

The Fund’s Sub-Advisers will invest primarily in equity securities, including common stocks, preferred stocks, convertible securities, sponsored and unsponsored depositary receipts, warrants and rights. In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of Depositary Receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or similar securities. The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”). Investments in ETFs based on foreign market indices are considered investments outside the U.S. The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure.

The Fund may invest a portion of its assets in fixed income securities, including securities issued by corporate and governmental issuers. The principal debt investments of the Fund will be fixed and floating rate securities with no reset terms.

The Fund may also invest in companies that may experience unusual and possibly unique developments, or “special situations”, which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal

2

risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Allocation Risk. The Fund’s overall risk level will depend on the market sectors in which the Sub-Advisers are invested. Although the Fund will not concentrate in any industry, because the Fund may have significant weightings in a particular company, industry or market sector, the value of Shares may be affected by events that adversely affect that company, industry or market sector and may fluctuate more than that of a less focused fund.

●

American Depositary Receipts and Global Depository Receipts Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

●

Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund may cause it to default or become unable to pay interest or principal due on the security. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.

●

Currency and Exchange Risk. Investments in currencies, currency futures contracts, forward currency exchange contracts or similar instruments, as well as securities that are denominated in foreign currency, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates, rates of inflation, governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, actions of central banks or supranational entities and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may engage in currency hedging transactions. Currency hedging transactions are subject to the risk that a result opposite expectations occurs (an expected decline turns into a rise and conversely) resulting in a loss to the Fund.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Emerging Markets Risk. The Fund will invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. Further, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation

3

restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

●

Equity Securities Risk. The Fund is designed for investors who can accept the risks of investing in a portfolio with significant holdings of equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

●

ETF Risk. ETFs are a type of investment company bought and sold on a securities exchange. An ETF often represents a fixed portfolio of securities designed to track a particular market index. In such cases, the risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their net asset value (“NAV”).

●

Fixed Income Securities Risk. The Fund may invest in fixed income securities and is therefore subject to the risk that the prices of, and the income generated by, fixed income securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, geopolitical, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment.

●

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

●

Foreign Securities Risk. The Fund will invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments, accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject, limited information about foreign companies, less liquidity in foreign markets and less protection to the shareholders in foreign markets.

●

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when growth stocks are out of favor.

●

Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities. Less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities.

4

●

Interest Rate Risk. Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by a Sub-Adviser. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by the Fund. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price.

●

Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies. Investments by the Fund in other investment companies, including ETFs , will be subject to the limitations of the Investment Company Act of 1940 (the “1940 Act”). Pursuant to Rule 12d1-4 , the Fund may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1-4 including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements and limits on most three-tier fund structures.

●

Large Capitalization Risk. Securities of companies with certain market capitalizations may perform differently from the equities markets generally. At times, large-cap companies may underperform as compared to small- or mid-capitalization companies, and vice versa. Larger, more established companies may be unable to respond to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.

●

Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices do not work to achieve their desired result.

●

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Investors may lose money.

●

Mid-Capitalization Risk. Securities of mid-capitalization companies are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of mid-capitalization companies may be substantially less than is typical of larger companies. As a result, the securities of mid-capitalization companies may be subject to greater and more abrupt price fluctuations. In addition, mid-capitalization companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

●

Multi-Manager Dependence Risk. The success of the Fund’s investment strategy depends both on the Adviser’s ability to select Sub-Advisers and to allocate assets to those Sub-Advisers and on each Sub-Adviser’s ability to execute the relevant strategy and select investments for the Fund. The Sub-Advisers’ investment styles may not always be complementary, which could affect the performance of the Fund and lead to higher transaction expenses as compared to a fund using a single investment management style.

●

Prepayment Risk. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline.

●

Small and Micro-Capitalization Risk. The securities of small and micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some small and micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. The small and micro-cap securities in which the Fund invests may be traded only in the over-the-

5

counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. They generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are mid and large cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling securities. Small and micro-cap companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Smaller company stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks. Moreover, the lack of an efficient market for the securities may make them difficult to value.

●

Special Situations Risk. The Fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

●

Sub-Adviser and Strategy Concentration Risk. Because the Adviser will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Sub-Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Sub-Advisers or the possible increased risk of investing in a limited number of investment strategies.

●

Tax-Managed Investment Risk. A portion of the Fund’s portfolio will be managed using a tax-managed approach. Market conditions may limit the Fund’s ability to implement its tax-managed approach. For example, market conditions may limit the Fund’s ability to generate tax losses or to generate qualified dividend income, which is generally taxed to noncorporate shareholders at favorable rates. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high of a return before or after consideration of federal income tax consequences as non-tax managed funds.

●

Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

●

Value Stock Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

6

Fund Performance

The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The chart assumes reinvestment of dividends and distributions. The bar chart shows the Fund’s performance from year to year. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available by calling 1-844-261-6482 (toll free).

Aquarius International Fund
Total Return For Calendar Years Ended December 31

During the period shown in the chart, the highest quarterly return was 14.77% (for the quarter ended June 30, 2020) and the lowest quarterly return was -20.66% (for the quarter ended March 31, 2020). The year-to-date total return for the nine months ended September 30, 2025 was 27.63%.

The table below compares the average annual returns of the Fund for the one-year, five-year, and since inception periods to a broad-based market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	Since Inception April 17, 2018
Return Before Taxes	4.01%	3.10%	2.84%
Return After Taxes on Distributions	3.78%	2.92%	2.65%
Return After Taxes on Distributions and Sale of Fund Shares	2.90%	2.55%	2.35%
MSCI AC World Index ex USA Gross Index (reflects no deduction for fees, expenses and taxes)	6.09%	4.61%	4.12%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser and Sub-Advisers

Altair Advisers LLC, 225 West Washington Street, Suite 2400, Chicago, Illinois 60606, serves as the investment adviser to the Fund. Aperio Group, LLC, Boston Partners Global Investors, Inc., Driehaus Capital Management LLC, and Mawer Investment Management Ltd. each serve as a Sub-Adviser to the Fund.

7

Portfolio Managers

	Title	Portfolio Manager of Fund since:
Altair Advisers LLC
Steven B. Weinstein	Chairman	Inception in 2018
Jason M. Laurie	Managing Director and Chief Investment Officer	Inception in 2018
Bryan R. Malis	Managing Director	Inception in 2018
Donald J. Sorota	Managing Director	Inception in 2018
David J. Lin	Managing Director and Head of Investment Research	Inception in 2018
Aperio Group, LLC
Ran Leshem	Co-Head and Chief Investment Officer	Inception in 2018
Michael Branch	Head of Investment Oversight and Research	December 31, 2023
Boston Partners Global Investors, Inc.
Joshua Jones, CFA	Portfolio Manager	April 3, 2023
Christopher Hart, CFA	Portfolio Manager	April 3, 2023
Driehaus Capital Management LLC
Howard Schwab	Lead Portfolio Manager	Inception in 2018
Chad Cleaver	Portfolio Manager	Inception in 2018
Richard Thies	Portfolio Manager	Inception in 2018
Mawer Investment Management Ltd.
Peter Lampert	Portfolio Manager	Inception in 2018
David Ragan	Portfolio Manager	Inception in 2018

Purchase and Sale of Fund Shares

There is no minimum investment amount for initial or subsequent investments. You can purchase and redeem Shares of the Fund only on days the New York Stock Exchange is open. Shares of the Fund are currently only available to new and existing clients of the Adviser and to other investors at the Fund’s discretion. Shares may be purchased through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. (the “Company”) by the means described below.

Purchase and Redemption By Mail:

Regular Mail:	Overnight Delivery:
Aquarius International Fund c/o U.S. Bank Global Fund Services P.O. Box 219252 Milwaukee, WI 53201-0701	Aquarius International Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Avenue, Kansas City, MO 64105-1307

Purchase By Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-844-261-6482 to confirm the current wire instructions for the Fund.

Redemption By Telephone:

Call the Transfer Agent at 1-844-261-6482.

8

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or the Adviser may pay the intermediary for the sale of Shares and other related services. Ask your broker-dealer or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISKS

This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. More information about the Fund’s investments and portfolio management techniques, and related risks, is included in the Statement of Additional Information (“SAI”).

The Fund seeks capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by the Board of Directors (the “Board”) of the Company without the approval of the Fund’s shareholders. However, as a matter of policy, the Fund would not materially change its investment objective without informing shareholders at least 60 days in advance of any such change.

Convertible Securities Risk. Convertible securities have characteristics of both equity and fixed income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, the credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as “junk bonds,” involve greater risk of default or price changes due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Credit/Default Risk. The credit rating of an issuer or guarantor of a security in which the Fund invests may be lowered or an issuer or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations. This may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s Adviser and other service providers (including, but not limited to, Fund accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests, and such third-party service providers may have limited indemnification obligations to the Fund or Adviser. The Fund and its shareholders could be negatively impacted as a result. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

Equity Securities. The Fund invests in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, and equity participations. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund’s NAV to fluctuate. The number of issuers in the Fund’s portfolio will vary over time.

10

Exchange-Traded Funds Risk. The Fund and the rules thereunder may invest in ETFs to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

The market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the ETF shares bought or sold. An active trading market for shares of the ETF may not develop or be maintained. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, which could also lead to variances between the market price of the ETF’s shares and the underlying value of those shares.

Fixed Income Investments. The Fund may invest a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The principal debt investments of the Fund will be fixed and floating rate securities with no reset terms.

The credit quality of securities held in the Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, the Fund treats the security as being rated in the higher rating category. The Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s Investors Service or by S&P Global Ratings (or their equivalents, or, if unrated, determined by the Adviser or applicable Sub-Adviser to be of comparable credit quality). The Fund may choose not to sell securities that are downgraded below the Fund’s minimum accepted credit rating after their purchase. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets.

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Securities. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts or International Depositary Receipts. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

In addition, the Fund may invest in securities traded or denominated in foreign currencies and in multinational currencies such as the Euro. The Fund will value its securities and other assets in U.S. dollars. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks, which include more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S.

11

dollar value of the Fund’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. Further, certain emerging market investments are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Interest Rate Risk. During periods of rising interest rates, the market value of the Fund’s fixed-income securities will tend to be lower than prevailing market interest rates. In periods of falling interest rates, the market value of the Fund’s fixed-income securities generally will tend to be higher than prevailing market interest rates. Prices of longer-term fixed income securities are typically more sensitive to changes in interest rates than prices of shorter-term fixed-income securities. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by the Fund. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. Certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. Interest rates in the United States and many other countries have risen in recent periods and may continue to remain elevated for the foreseeable future. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, the Fund may experience higher interest rates over its investment horizon. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

12

Market Risk. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its investments. The market value of the Fund’s holdings is based upon the market’s perception of value and is not necessarily an objective measure of an investment’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, war, natural disasters, terrorism, conflicts and social unrest, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Portfolio Turnover. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. A portfolio turnover rate of 100% is considered to be high. Frequent trading may also increase transaction costs, which could detract from the Fund’s performance.

13

Prepayment/Extension Risk. In connection with the Fund’s investments in fixed income securities, the Fund may be forced to invest in securities with lower yields and thus reducing its income if issuers prepay certain fixed income securities. Issuers may decrease prepayments of principal when interest rates increase, extending the average life and duration of a fixed income security and causing the value of the security to decline.

Tax-Managed Investment Risk. A portion of the Fund’s portfolio will be managed using a tax-managed approach. Market conditions may limit the Fund’s ability to implement its tax-managed approach. For example, market conditions may limit the Fund’s ability to generate tax losses or to generate qualified dividend income, which is generally taxed to noncorporate shareholders at favorable rates. The tax-managed strategy may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before or after consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management, which may cause the Fund to realize capital gains.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. In response to such conditions, the Fund may also utilize derivatives, including purchasing put options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Broad-Based Securities Market Index

The MSCI AC World Index ex USA Gross Index captures large and mid cap representation across 22 developed market countries (excluding the U.S.) and 24 emerging market countries, and covers approximately 85% of the global equity opportunity set outside the U.S. as of October 31, 2024. Please note that this information is as of a particular point in time and is subject to change.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The SAI is incorporated herein.

MANAGEMENT OF THE FUND

Investment Adviser

Altair Advisers LLC, a registered investment adviser located at 225 West Washington Street, Suite 2400, Chicago, Illinois 60606, provides investment advisory services to the Fund subject to the general supervision of the Board. The Adviser was founded in June 2002. As of September 30, 2025, the Adviser had $9.9 billion in assets under management.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’ investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for compliance expenses in connection with managing the Fund, up to 0.03% of the Fund’s average daily net assets. These costs include, but are not limited to, direct salary and bonus for personnel who provide services to the Fund, and payments in connection with compliance monitoring of Fund trading.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The investment team consists of Steven B. Weinstein, Jason M. Laurie, Bryan R. Malis, Donald J. Sorota, and David J. Lin.

Steven B. Weinstein, Chairman. Mr. Weinstein founded the Adviser in June of 2002. He has been counseling wealthy families, business owners, and senior executives on their investment, tax, retirement and estate planning matters for over 40 years. He is a member of the Adviser’s Board of Managers as well as the Adviser’s Investment

14

Committee. Mr. Weinstein is a CFA® charterholder and a Certified Financial PlannerTM certificant. He is a member of the Illinois and California bar. Mr. Weinstein graduated with Distinction in Political Science and Communication from Stanford University in 1974, and earned both his MBA and JD degrees, with Distinction, from Northwestern University in 1978.

Jason M. Laurie, Managing Director and Chief Investment Officer. Mr. Laurie is a founding partner of the Adviser. His role includes client service, business development, and he is the Chairman of the Adviser’s Investment Committee. Mr. Laurie is a CFA® charterholder and a Certified Financial PlannerTM certificant. Mr. Laurie earned his B.B.A. in Finance and Computer Applications from the University of Notre Dame (cum laude).

Bryan R. Malis, Managing Director. Mr. Malis is a founding partner of the Adviser. His role includes serving as a lead adviser to a variety of clients, developing new business, and participating in firm management. He is a member of the Adviser’s Board of Managers as well as the Adviser’s Investment Committee. Mr. Malis is a CFA® charterholder and a Certified Financial PlannerTM certificant. Mr. Malis earned his B.A. in Accounting and Finance from the University of Illinois at Urbana-Champaign.

Donald J. Sorota, Managing Director. Mr. Sorota is a founding partner of the Adviser. His role includes client services business development. He served as the Adviser’s Finance Director for the Adviser’s first three years due to his tax expertise as a Certified Public Accountant. He is also a member of the Adviser’s Investment Committee. Mr. Sorota is a Certified Financial PlannerTM and a Certified Public Accountant. Mr. Sorota holds a B.S. in accounting from DePaul University.

David J. Lin, Managing Director and Head of Investment Research. Mr. Lin is the Managing Director and Head of Investment Research of the Adviser. He is responsible for leading the research team’s ongoing due diligence efforts, which include identifying, evaluating, selecting, and monitoring investment managers across various asset classes and vehicle structures. Mr. Lin also serves on the Adviser’s Investment Committee. Mr. Lin is a CFA® charterholder and earned his B.S. in Finance from the University of Illinois Urbana-Champaign.

Sub-Advisers

The Company and the Adviser have received an exemptive order from the SEC with respect to the Fund that permits the Adviser to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing sub-advisory agreement, upon the approval of the Board, without obtaining shareholder approval. This arrangement has been approved by the Board and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Sub-Advisers when the Board and the Adviser feel that a change would benefit the Fund. The exemptive order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.

The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers listed below to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment goal and restrictions of the Fund. For its services, each Sub-Adviser is entitled to receive a fee based upon a percentage of the Fund’s average daily net assets, which will be paid by the Fund and not by the Adviser. The Adviser selects Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Adviser monitors existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of the Fund, but must select those securities according to the Fund’s investment objectives and restrictions. The Fund is not required to invest with any minimum number of Sub-Advisers, and does not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser. The Adviser may change the allocation of the Fund’s assets among the available Sub-Advisers, and may add or remove Sub-Advisers, at any time, which may change the sub-advisory fees payable by the Fund. However, in no event will the total sub-advisory fees exceed the annual rate of 0.90% of the Fund’s average daily net assets.

Aperio Group, LLC (“Aperio”), a registered investment adviser located at Three Harbor Drive, Suite 204, Sausalito, California 94965, has served as a Sub-Adviser to the Fund since its inception. Ran Leshem and Michael Branch, serve as portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Aperio. Mr. Leshem is Aperio’s Co-Head and Chief Investment Officer. He oversees the portfolio management and operations of Aperio’s US, Foreign, and Global products. Mr. Leshem has extensive expertise in applying quantitative techniques and information technology to complex operational problems. Prior to joining Aperio in 2006, Mr. Leshem was a Manager, Operating Strategy at the GAP, Inc. At the GAP, Mr. Leshem managed the development of a store

15

level forecasting system utilizing clustering and data mining algorithms to predict sales based on historical data. Mr. Leshem received a Bachelor’s degree in Mathematics from the University of Waterloo, Canada, where he received the Hewlett Packard Award for academic excellence, and his MBA from the University of California at Berkeley. Mr. Branch is a Senior Portfolio Manager and Head of Investment Oversight and Research at Aperio. Mr. Branch’s service with the firm started in 2007. In his role, he provides analytical support in the research, portfolio management, and investment oversight of client portfolios. Mr. Branch holds a BS in Finance from the University of Arizona and is a Chartered Financial Analyst (CFA) charterholder.

Boston Partners Global Investors, Inc. (“Boston Partners”), a registered investment adviser located at One Beacon Street, Boston, Massachusetts 02108, has served as a Sub-Adviser to the Fund since April 3, 2023. Joshua Jones, CFA, and Christopher Hart, CFA, serve as the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Boston Partners. Mr. Jones is a portfolio manager at Boston Partners and also has research responsibilities in the energy, metals and mining sectors of the equity market and is a global generalist. Mr. Jones has been with Boston Partners since 2006. He joined the firm from Cambridge Associates where he was a consulting associate specializing in hedge fund clients. Mr. Jones holds a B.A. degree in economics from Bowdoin College and holds the Chartered Financial Analyst designation. Mr. Hart is an equity portfolio manager at Boston Partners, and previously served as an assistant portfolio manager for the Boston Partners Small Cap Value products for three years. Before that, he was a research analyst and specialized in conglomerates, engineering and construction, building, machinery, aerospace & defense, and REITs sectors of the equity market. Mr. Hart joined Boston Partners from Fidelity Investments where he was a research analyst. Mr. Hart holds a B.S. degree in finance, with a concentration in corporate finance from Clemson University and holds the Chartered Financial Analyst designation.

Driehaus Capital Management LLC (“Driehaus”), a registered investment adviser located at 25 East Erie Street, Chicago, Illinois 60611, has served as a Sub-Adviser to the Fund since its inception. Howie Schwab serves as the co-lead portfolio manager responsible for making investment decisions of the portion of the Fund sub-advised by Driehaus. Mr. Schwab joined Driehaus in 2001 upon completion of his B.A. degree in Economics from Denison University. Mr. Schwab has been a portfolio manager of the Driehaus emerging markets growth strategy since August 2007 and became the lead portfolio manager on May 1, 2012 and co-lead portfolio manager on November 3, 2025. Mr. Schwab is also a portfolio manager for the Driehaus emerging markets small cap equity, Driehaus emerging markets ex-China Equity, and Driehaus global strategies. Prior to assuming portfolio manager responsibilities for certain of Driehaus’ international strategies, Mr. Schwab was an international equity analyst for Driehaus. Chad Cleaver serves as portfolio manager responsible for making investment decisions of the portion of the Fund sub-advised by Driehaus. Mr. Cleaver has been a portfolio manager of the Driehaus emerging markets growth strategy since May 1, 2012. Mr. Cleaver served as the assistant portfolio manager of the strategy from May 1, 2008 to May 1, 2012. Mr. Cleaver is also a lead portfolio manager for the Driehaus emerging markets small cap equity and portfolio manager for the Driehaus emerging markets ex-China equity strategies. Mr. Cleaver received his A.B. in Economics in 2000 from Wabash College. He earned his M.B.A. degree in 2004 from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. Mr. Cleaver is a CFA® charterholder. He began his career with the Board of Governors of the Federal Reserve System. He joined Driehaus in 2004 as an investment analyst prior to assuming assistant portfolio management responsibilities on May 1, 2008.. Richard Thies serves as co-lead portfolio manager responsible for making investment decisions of the portion of the Fund sub-advised by Driehaus. Mr. Thies has been a portfolio manager of the Driehaus emerging markets growth strategy since May 1, 2016 and named co-lead portfolio manager on November 3, 2025. Mr. Thies served as an assistant portfolio manager of the strategy from May 1, 2014 to April 30, 2016. Mr. Thies is also a lead portfolio manager of Driehaus global strategy and a portfolio manager of Driehaus emerging markets small cap equity and Driehaus emerging markets ex-China equity strategies. Mr. Thies received his B.A. in international studies from Emory University and his M.A. focused in international political economy from the University of Chicago Booth School of Business. Mr. Thies began his career at the International Finance Corporation of the World Bank Group in 2005. In 2008, Mr. Thies worked for Opportunity International as a proposal writer. He then worked as an associate international economist for The Northern Trust in 2009. Mr. Thies joined Driehaus as a macro analyst in 2011.

Mawer Investment Management Ltd. (“Mawer”), a registered investment adviser located at 517 10th Avenue SW, Suite 600, Calgary, Alberta, Canada T2R OA8, has served as a Sub-Adviser to the Fund since its inception. Peter Lampert is the lead manager of Mawer’s International Equity Strategy. Peter Lampert also serves as the manager of the Emerging Market strategy at Mawer. He is responsible for investment research, security selection, and portfolio construction for both strategies and several institutional accounts. Peter Lampert has worked at Mawer since 2008. Mr. Lampert graduated with a Bachelor of Mathematics from the University of Waterloo and a Bachelor of Business Administration from Wilfrid Laurier University. Mr. Lampert is a Chartered Financial Analyst charterholder. David Ragan serves as the co-manager for the International Equity strategy, the EAFE Large Cap strategy and the Global Equity

16

strategy at Mawer. He is responsible for investment research, security selection, and portfolio construction for the strategy and several institutional accounts. David Ragan has worked at Mawer since 2004 and been a member of the board of directors since 2007. Mr. Ragan earned a Bachelor of Commerce from the University of Calgary and is a Chartered Financial Analyst charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Adviser and sub-advisory agreements with the Sub-Advisers is available in the Fund’s annual financial statements to shareholders dated August 31, 2025.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Shares are priced at their NAV. The NAV per Share of the Fund is calculated as follows:

Value of Assets Attributable to the Shares
NAV = –	Value of Liabilities Attributable to the Shares
Number of Outstanding Shares of the Shares

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. The Fund will effect purchases of Shares at the NAV next determined after receipt by the Transfer Agent of your purchase order in good order. The Fund will effect redemptions of Shares at the NAV next calculated after receipt by the Fund’s Transfer Agent of your redemption request in good order as described below.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market value at the close of the market. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded funds, real estate investment trusts, and closed-end funds will be valued at their market price.

If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its Shares. In such instances, a foreign security may be fair valued by the Valuation Designee. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

17

Market Timing

In accordance with the policy adopted by its Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, it may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in its judgment, will be uniform.

If necessary, the Company may prohibit additional purchases of Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Purchase of Fund Shares

Shares of the Fund are currently only available to new and existing clients of the Adviser and to other investors at the Fund’s discretion. Shares representing interests in the Fund are offered continuously for sale by Quasar Distributors, LLC (the “Distributor”).

General. You may purchase Shares of the Fund at the NAV per Share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. There is no minimum investment amount for initial or subsequent investments. You can purchase Shares of the Fund only on days the NYSE is open and through the means described below.

Purchases Through Intermediaries. Shares of the Fund may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose minimum investment requirements. Service Organizations may also impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization.

18

Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund’s NAV next computed after such orders are deemed to have been received by the Service Organization or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, the Adviser may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”). The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

The Fund may enter into agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for networking, sub-transfer agency, sub-administration and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Service Organization or (2) a fixed dollar amount for each account serviced by the Service Organization. The aggregate amount of these payments may be substantial.

Initial Investment By Mail. An account may be opened by completing and signing an account application and mailing it to the Transfer Agent at the address noted below, together with a check payable to the Aquarius International Fund.

Regular Mail:	Overnight Mail:
Aquarius International Fund c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Aquarius International Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Avenue Kansas City, MO 64121-9252

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Fund. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

19

Initial Investment By Wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
Aquarius International Fund
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments By Wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Additional Investments. Additional investments may be made at any time by purchasing Shares of the Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under “Initial Investment by Mail” (payable to Aquarius International Fund) or by wiring monies to U.S. Bank, N.A., as outlined under “Initial Investment by Wire.” Notification must be given to the Transfer Agent at 1-844-261-6482 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check or electronic funds transfer through the ACH network cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Automatic Investment Plan. Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through an automatic investment plan (the “Automatic Investment Plan”). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the Automatic Investment Plan, each purchase must be in the amount of $250 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Automatic Investment Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-844-261-6482 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to effective date.

Retirement Plans/Individual Retirement Accounts (“IRAs”). The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-844-261-6482 for information on:

●	Individual Retirement Plan, including Traditional IRAs and Roth IRAs

●	Small Business Retirement Plans, including Simple IRAs and SEP IRAs

●	Coverdell Education Savings Accounts

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased “in kind” (i.e., in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s

20

valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund’s total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.	Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b.	Existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund;

c.	Employees of the Adviser and their spouses, parents and children; and

d.	Directors of the Company.

Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Shares will be made in full and fractional Shares of the Fund calculated to three decimal places.

Certificates for Shares will not be issued.

Good Order. A purchase request is considered to be in good order when the purchase request includes the name of the Fund, the dollar amount of shares to be purchased, your account application or investment stub, and a check payable to the Fund. Purchase requests not in good order may be rejected.

Customer Identification Program. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Company’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

You may redeem Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can redeem Shares of the Fund only on days the NYSE is open

21

and through the means described below. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption request should be addressed to Aquarius International Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252, or for overnight delivery to Aquarius International Fund, c/o U.S. Bank Global Fund Services, 801 Pennsylvania Avenue, Kansas City, MO 64121-9252.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;

●	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	For all redemptions in excess of $100,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Nonfinancial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. You may then initiate a redemption of Shares in the amount of up to $100,000 by calling the Transfer Agent at 1-844-261-6482.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

IRA and Other Retirement Plan Redemptions. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

22

Shares held in IRA accounts may be redeemed by telephone at 1-844-261-6484. Investors will be asked whether or not to withhold taxes from any distribution.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account falls below $5,000 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $5,000 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Fund will not be charged when Shares are involuntarily redeemed.

The Fund may assert the right to redeem your Shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for Shares of the Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC and the Company’s Policy and Procedures Related to the Processing of In-Kind Redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when the redemption request includes the name of the Fund, the number of shares or dollar amount to be redeemed, the account number, and signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Redemption requests not in good order may be delayed.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund’s distributions and dividends, whether received in cash or reinvested in additional Shares, are subject to U.S. federal income tax.

All distributions will be reinvested in Fund Shares unless you elect to receive cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time by telephone or in writing. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

23

More Information About Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

It is expected that the Fund will be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on Shares of stock of) non-U.S. companies. The Fund will generally be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your Shares based on the difference between your tax basis in the Shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over twelve months at the time you dispose of them.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares

24

of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when Shares are sold. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your Shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such Shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of Shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

Shares of the Fund have not been registered for sale outside of the United States.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

25

Additional Information

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-261-6482 (toll free) to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-844-261-6482 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

26

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the period indicated, including per share information results for the Fund. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements and has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements, which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual financial statements filed on Form N-CSR, which is available upon request (see back cover for ordering instructions).

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$12.02	$10.28	$9.29	$11.97	$9.93
Net investment income/(loss)(1)	0.23	0.21	0.21	0.16	0.12
Net realized and unrealized gain/(loss) from investments	1.34	1.76	0.89	(2.69)	2.00
Net increase/(decrease) in net assets resulting from operations	1.57	1.97	1.10	(2.53)	2.12
Dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.23)	(0.11)	(0.15)	(0.08)
Total dividends and distributions to shareholders	(0.20)	(0.23)	(0.11)	(0.15)	(0.08)
Net asset value, end of period	$13.39	$12.02	$10.28	$9.29	$11.97
Total investment return/(loss)(2)	13.32%	19.53%	11.89%	(21.38)%	21.46%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$687,992	$581,434	$451,597	$355,666	$382,824
Ratio of expenses to average net assets	0.67%	0.69%	0.70%	0.73%	0.75%
Ratio of net investment income/(loss) to average net assets	1.90%	1.97%	2.16%	1.48%	1.08%
Portfolio turnover rate	64%	59%	78%	52%	48%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

27

FACTS	WHAT DOES THE AQUARIUS INTERNATIONAL FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Aquarius International Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Aquarius International Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

28

What we do
How does the Aquarius International Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Aquarius International Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Altair Advisers, LLC, the investment adviser to the Aquarius International Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Aquarius International Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Aquarius International Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

29

Aquarius International Fund
of
The RBB Fund, Inc.
(1-844-261-6482)

For More Information

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Aquarius International Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

The Fund’s annual and semi-annual reports contain additional information about the Fund’s investments. The annual report contains a discussion of the market conditions and fund strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s annual and semi-annual reports to shareholders may be obtained by calling 1-844-261-6482.

Statement of Additional Information

The Fund’s SAI, dated December 31, 2025, has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the annual and semi-annual reports, by calling 1-844-261-6482. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of this Prospectus). The SAI is not available on the Adviser’s website, but a copy may be obtained by calling 1-844-261-6482.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9:00 a.m. to 8:00 p.m. (Eastern time) Monday-Friday. Call: 1-844-261-6482.

Purchases and Redemptions
Call 1-844-261-6482.

Written Correspondence
Street Address:
Aquarius International Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

P.O. Box Address:
Aquarius International Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05518	RBBAQU

STATEMENT OF ADDITIONAL INFORMATION

AQUARIUS INTERNATIONAL FUND

a series of THE RBB FUND, INC.

December 31, 2025

Investment Adviser:

Altair Advisers LLC

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of the Aquarius International Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus and should be read only in conjunction with the Fund’s Prospectus dated December 31, 2025 (the “Prospectus”) and the Fund’s Annual Report on Form N-CSR for the fiscal year ended August 31, 2025 (the “Annual Report”). The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein. Copies of the Fund’s Prospectus and Annual and Semi-Annual Reports may be obtained free of charge by calling toll-free 1-844-261-6482.

GENERAL INFORMATION	1
INVESTMENT OBJECTIVE AND POLICIES	1
INVESTMENT LIMITATIONS	36
DISCLOSURE OF PORTFOLIO HOLDINGS	38
PORTFOLIO TURNOVER	39
MANAGEMENT OF THE COMPANY	40
CODE OF ETHICS	49
PROXY VOTING	49
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	50
INVESTMENT ADVISORY AND OTHER SERVICES	50
INVESTMENT ADVISER	50
INVESTMENT SUB-ADVISERS	52
THE PORTFOLIO MANAGERS	53
ADMINISTRATION AND ACCOUNTING AGREEMENT	59
CUSTODIAN AGREEMENT	60
TRANSFER AGENCY AGREEMENT	60
DISTRIBUTION AGREEMENT	61
FUND TRANSACTIONS	61
PURCHASE AND REDEMPTION INFORMATION	64
TELEPHONE TRANSACTION PROCEDURES	65
VALUATION OF SHARES	65
TAXES	66
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	67
MISCELLANEOUS	68
FINANCIAL STATEMENTS	69
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1
APPENDIX D	D-1
APPENDIX E	E-1

i

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares of the Aquarius International Fund (the “Fund”), a diversified portfolio. Altair Advisers LLC (“Altair” or the “Adviser”), serves as the investment adviser to the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund seeks capital appreciation. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Policies and Risks.

Corporate Obligations. The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity of debt securities. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser, and the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

1

Equity Markets. The Fund invests primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Fund involves substantial risk. As a result, investing in the Fund involves the risk of loss of capital.

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market, and on domestic exchanges. Equity securities are described in more detail below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

2

●	Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

●	Large Capitalization Issuers. Securities of companies with certain market capitalizations may perform differently from the equities markets generally. At times, large-cap companies may underperform as compared to small- or mid-capitalization companies, and vice versa. Larger, more established companies may be unable to respond to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Securities. The Fund may invest in securities of foreign issuers that are denominated or traded in foreign currencies. The Fund may also invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

3

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency. The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Fund may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations but pay interest in U.S. dollars and are typically issued in the United States.

4

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and the EU signed the Trade and Cooperation Agreement (“TCA”) on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. At this time, the impact of Brexit cannot be predicted, however, market disruption in the EU and globally may have a negative effect on the value of the Fund’s investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

5

Initial Public Offerings. To the extent consistent with its investment policies and limitations, the Fund may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Fund cannot guarantee continued access to IPOs.

Investing in Emerging Countries, including Asia and Eastern Europe. The Fund may invest in securities of issuers located in emerging countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., U.S. Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice) to bring actions against bad actors may be limited.

6

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States and other developed financial markets. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. As a result of events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian and/or Ukrainian securities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

7

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

LIBOR Transition Risk. Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

Market Fluctuation. The market value of the Fund’s investments, and thus the Fund’s NAV, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to the Fund may be limited by the specific objective of the Fund, investors should be aware that an investment in the Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of the Fund, an investment in the Fund should not be considered a complete investment program.

8

Micro-Cap and Small-Cap Stocks. The Fund may invest in securities of companies with micro-and small-size capitalizations that tend to be riskier than securities of companies with large capitalizations. This is because micro- and small-cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro- and small-cap companies tend to be less certain than large cap companies, and the dividends paid on micro- and small-cap stocks are frequently negligible. Moreover, micro- and small-cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro- and small-cap companies tend to be more volatile than those of large-cap companies. The market for micro- and small-cap securities may be thinly traded and as a result, greater fluctuations in the price of micro- and small-cap securities may occur.

Multi-Manager Structure. The Fund is managed by the Adviser and one or more asset managers who are unaffiliated with the Adviser (each a “Sub-Adviser” and together, the “Sub-Advisers”). Subject to review by the Fund’s Board of Directors (the “Board”), the Adviser is responsible for selecting the Fund’s investment strategies and for allocating and reallocating assets among the Sub-Advisers consistent with the Fund’s investment objective and strategies. The Adviser is also responsible for recommending to the Board whether an agreement with a Sub-Adviser should be approved, renewed, modified or terminated and for monitoring and evaluating the Sub-Advisers. The Adviser is also responsible for implementing procedures to ensure that each Sub-Adviser complies with the Fund’s investment objective, strategies and restrictions.

Pandemic Risk. Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions lead to instability in the market place, including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or the Fund’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

Portfolio Turnover Rate.  Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

Restricted and Illiquid Investments.  Pursuant to Rule 22e-4 under the 1940 Act ("Rule 22e-4" or the "Liquidity Rule"), the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid investments may include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency and mortgage swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

9

Mutual funds do not typically hold a significant amount of restricted or other illiquid investments because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”) but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser or applicable Sub-Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Adviser or applicable Sub-Adviser will monitor the liquidity of Restricted Securities held by the portion of the assets of the Fund it manages. In reaching liquidity decisions, the Adviser or Sub-Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Fund’s investment objective, the Fund may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid investments or restricted securities.

10

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Securities of Unseasoned Issuers. The Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable. The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

SOFR Risk. The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR's history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Special Note Regarding Market Events. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

11

Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rate changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund.

Special Situation Companies. The Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser or Sub-Adviser, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. The Fund may invest in securities (even if not Special Situations) which, in the opinion of the Adviser, are appropriate investments for the Fund, including securities which the Adviser or Sub-Adviser believes are undervalued by the market. The Fund is not required to invest any minimum percentage of its aggregate portfolio in “Special Situations,” nor is it required to invest any minimum percentage of its aggregate portfolio in securities other than “Special Situations.”

12

Temporary Defensive Positions. In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short-term U.S. government securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

Non-Principal Investment Policies and Risks.

Artificial Intelligence. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present, although privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance.  In addition to the risks that are presented by mortgage-backed securities, asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See “Mortgage-Backed Securities” below for additional information.

The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

Asset-backed securities acquired by the Fund may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

13

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Commodity-Linked Derivatives. The Fund may attempt to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked derivative instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets. Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities and changes in interest rates as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease (including pandemics), embargoes or other trade barriers, and acts of war or terrorism.

The Fund may invest in commodity-linked derivative instruments such as commodity-linked structured notes. The Fund may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on some multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the Fund earns from these notes as compared to the index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as SOFR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices.

14

Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. However, the Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Fund does not presently intend to engage in dollar roll transactions involving more than 5% of its net assets. For additional information on dollar roll transactions, see the section entitled “Mortgage Dollar Roll Transactions” in this SAI.

Forward Foreign Currency Transactions. The Fund may, to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The Fund is permitted to enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser or Sub-Adviser, as applicable, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Although the Fund has no current intention to do so, it may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser or Sub-Adviser, as applicable, determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser or Sub-Adviser, as applicable, determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

15

The Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund’s transactions in forward contracts will be limited to those described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and the Fund will not do so unless deemed appropriate by the Adviser or Sub-Adviser, as applicable.

If the Fund uses forward contracts as a method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency, this does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund’s foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

16

The use of derivatives is subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Futures And Options On Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, the Fund will limit such investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds). For this reason, the Adviser is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act at this time.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

17

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Forward Foreign Currency Transactions” above for additional information.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s or Sub-Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and the Fund have entered into a fee waiver and/or expense reimbursement arrangement.

Real Estate Investment Trust Securities. The Fund may invest in real estate investment trusts (“REITs”). A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund.

18

REITs may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be affected by federal regulations concerning the health care industry. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. The Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

Swap Agreements. The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitation. The Fund will not enter into any swap agreement unless the Adviser or applicable Sub-Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

19

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Forward Foreign Currency Transactions” above for additional information.

The Adviser and Sub-Advisers, under the supervision of the Board, are responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Fund may enter into credit default, interest rate and total return swaps. The Fund may also enter into interest rate caps, floors and collars. In addition, the Fund may enter into mortgage swaps and currency swaps.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. As examples, credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

20

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Fund will enter into credit default, interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default, interest rate, total return and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default, interest rate, total return and mortgage swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a credit default, interest rate, total return or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A credit default swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund. The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The Fund will not enter into any credit default, interest rate, total return or mortgage swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”), or, if unrated by such rating organization, determined to be of comparable quality by the Adviser or applicable Sub-Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of credit default, interest rate, mortgage, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser or applicable Sub-Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.

21

Forward Commitment and When-Issued Transactions. The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable the Fund to lock in what is believed by the Adviser or Sub-Adviser, as applicable, to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders. When the Fund purchases securities on a when-issued or forward commitment basis, the Fund or the Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Investment Company Shares. The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its investments in exchange-traded funds ("ETFs").

22

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the Investment Company Act of 1940 (the "1940 Act"). Pursuant to Rule 12d1-4 and procedures approved by the Board, the Fund may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1-4 including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements and limits on most three-tier fund structures.

Inflation-Protected Securities. The Fund may invest in inflation-protected securities issued by the U.S. Treasury, known as “TIPs” or “Treasury Inflation-Protected Securities,” which are debt securities whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (“CPI”). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Inflation-protected securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected security will decline and could result in losses for the Fund.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, the Fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”), pass-through certificates and collateralized mortgage obligations (“CMOs”).

Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

23

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts, although the Fund does not intend to invest in residual interests.

The Fund may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., S&P or Moody’s), they often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

24

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

Investing in mortgage-backed securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of mortgage-backed securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires.

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

25

The Fund may invest in floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), and mortgage-backed securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any mortgage-related security held by the Fund is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the Fund may consequently experience losses in respect of such mortgage-related security.

Mortgage Dollar Roll Transactions. The Fund may enter into mortgage dollar roll transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities, on a specified future date. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For additional information on dollar rolls, please refer to the section entitled “Dollar Rolls” in this SAI.

Municipal Obligations. The Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and construction loan notes. Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing.

26

These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications, “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue obligations are not backed by the credit and taxing authority of the issuer but are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, revenue obligations may be backed by a letter of credit, guarantee or insurance. Revenue obligations include private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Industrial development bonds (now a subset of a class of bonds known as “private activity bonds”), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above. An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as the Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act, prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations that were not publicly offered initially.

27

The Adviser or Sub-Adviser, as applicable, determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate), which accurately reflects its value. In addition, stand-by commitments and demand obligations also enhance marketability.

For the purpose of the Fund’s investment restrictions, the identification of the “issuer” of municipal obligations that are not general obligation bonds is made by the Adviser or Sub-Adviser, as applicable, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High grade municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Economic, business or political developments might affect all municipal obligations of a similar type. The Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

The Fund may invest in variable, floating rate and other municipal securities on which the interest may fluctuate based on changes in market rates. The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, monthly, semi-annually), and the interest rates payable on, floating rate securities are adjusted whenever there is a change in the market rate of interest on which the interest payable is based. The interest rate on variable and floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to changes in interest rate levels. The Fund may consider the maturity of a variable or floating rate municipal security to be shorter than its ultimate maturity if the Fund has the right to demand prepayment of its principal at specified intervals prior to the security’s ultimate maturity.

The Fund may invest in municipal leases and certificates of participation in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity, which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly and may result in a delay in recovering, or the failure to fully recover, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the Adviser or applicable Sub-Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the limitation on investments in illiquid investments.

28

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. Except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price, which represents a premium over their face value.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

●	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

●	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

●	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid investments.

Options. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

29

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser or applicable Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

30

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds. To the extent consistent with its investment objective, the Fund may invest in pay-in-kind (“PIK”) securities. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Such securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

PIK securities, zero coupon bonds and capital appreciation bonds do not pay interest periodically to maturity, and, therefore, they involve the additional risk that the Fund will not realize any cash until a specified future payment date unless a portion of such securities is sold, and, if the issuer of such securities defaults, the Fund may not obtain any return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because cash generally is not received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Repurchase Agreements.  The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser or applicable Sub-Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser or Sub-Adviser, as applicable, monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser or applicable Sub-Advisers, liquidity or other considerations so warrant.

31

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser or applicable Sub-Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act and will be limited, together with other borrowings, to 33 1/3% of the Fund’s total assets (including the amount borrowed) less all liabilities other than borrowings. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the Fund is subsequently downgraded below investment grade, the Adviser and Sub-Advisers will consider such event in its determination of whether the Fund should continue to hold the security.

Risk Considerations of Lower Rated Securities. The Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents or, if unrated, determined by the Adviser or applicable Sub-Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in the Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser or applicable Sub-Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. The Fund will invest in high yield debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. Since yields vary over time, no specific level of income can ever be assured.

32

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a fixed income security owned by the Fund defaulted, the Fund could incur additional expenses in attempting to obtain a recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the Fund’s NAV to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets, to the extent it holds such fixed income securities. In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s and Sub-Advisers’ ability to accurately value such securities and the Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser, any Sub-Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the current market value of the loaned domestic securities (105% of loaned foreign securities) by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

33

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund does not have the right to vote loaned securities. The Fund will attempt to call all loaned securities back to permit the exercise of voting rights on material matters, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Short Sales. As consistent with the Fund’s investment objectives, the Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is generally a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Structured Securities. The Fund may invest in structured securities to the extent consistent with its investment objective. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

U.S. Government Securities.  The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

34

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets and ultimately the Fund.

See “Mortgage-Backed Securities” above for additional information about the September 7, 2008 federal takeover of Fannie Mae and Freddie Mac.

●	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

●	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

●	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.
35

●	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise noted, the Fund’s investment goals and strategies described in the Prospectus may be changed by the Board without the approval of the Fund’s shareholders.

The Fund may not:

1.	Borrow money except that (a) the Fund may borrow from banks or through reverse repurchase agreements in amounts up to 33 1/3% of the value of its total assets (including the amount borrowed); and (b) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. For purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

2.	Issue senior securities as defined in the 1940 Act, except as permitted by rule, regulation or order of the SEC;

3.	Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

6.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;
36

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; or

8.	With respect to 75% of the Fund’s total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments, including foreign exchange forward contracts, shall not constitute purchasing securities on margin; or

3.	Pledge, mortgage or hypothecate assets, except as permitted by the 1940 Act.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, the Fund may invest in exchange traded funds in excess of the limits of the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser, any Sub-Adviser or their affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act. None of the Fund, the Adviser, or any Sub-Adviser has obtained such an exemptive order as of the date of this SAI.

37

Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days (not including Sundays and holidays).

The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted fundamental policies that would permit direct investment in commodities.

Any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, short sales and other similar instruments, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Fund may pledge, mortgage or hypothecate assets to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does provide allowances for certain borrowings, firm commitment and standby commitment agreements. In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the Fund complies with the conditions of Rule 18f-4. See the section entitled “Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars” above for additional information.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, Board, officers, or third party service provider, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Generally, after the 15th business day of the month following each month end, the Fund may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations. In addition, generally after the 15th business day of the month following each month end, the Fund may post to its website a list of the Fund’s top ten holdings or full portfolio holdings at the discretion of the Adviser. The timing, frequency and type (i.e., ratings/rankings/holdings) of disclosure may change at the Adviser’s discretion, as well as whether to post to the Fund’s website.

38

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the Fund’s custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Fund’s proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

The Fund’s portfolio turnover rates for the two most recent fiscal years are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

39

Portfolio Turnover
Fiscal Year Ended August 31, 2025	Fiscal Year Ended August 31, 2024
64%	59%

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities. .

40

Directors, Advisory Board Members, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).

41

Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 65	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A

42

Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

43

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

44

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

45

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Fund and in all of the portfolios of the Company and The RBB Fund Trust (together, the “Fund Complex”) (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including the amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTORS
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

46

Directors’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $20,416 from the Fund and $875,000 in aggregate from all series of the Fund Complex for services provided. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary, and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund Complex in the following amounts:

47

Name of Director/Officer	Aggregated Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$8,178	N/A	$406,250
Lisa A. Dolly, Director	$7,299	N/A	$363,750
Nicholas A. Giordano, Director	$7,423	N/A	$369,250
Arnold M. Reichman, Director and Chair	$9,570	N/A	$476,750
Robert A. Straniere, Director(1)	$1,581	N/A	$101,250
Martha A. Tirinnanzi, Director(	$6,761	N/A	$336,000
Interested Director:
Robert Sablowsky, Director and Vice Chair	$9,368	N/A	$466,750
Brian T. Shea, Director	$7,649	N/A	$380,500
Disinterested Advisory Board Members
Eugene Podsiadlo(2)	$0	N/A	$0
Officers:
Steven Plump, President	$8,966	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$11,526	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$9,177	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$4,222	N/A	$200,000

(1)	Mr. Straniere retired from his role as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

48

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Name of Director	Aggregated Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Julian A. Brodsky	$2,105	N/A	$106,250
Robert A. Straniere	$2,312	N/A	$84,375

CODE OF ETHICS

The Company, the Adviser and the Sub-Advisers have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Sub-Advisers, subject to the Board’s continuing oversight. In exercising its voting obligations, each Sub-Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. Each Sub-Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

Each Sub-Adviser will vote proxies in connection with securities in which the portion of the Fund’s assets allocated to the Sub-Adviser are invested, respectively, in accordance with its proxy policies and procedures, which policies and procedures or a summary thereof are included in Appendices B-G to this SAI. The proxy policies of each Sub-Adviser differ. If one or more Sub-Advisers each has responsibility for voting a particular proxy, it is possible that the Sub-Advisers will disagree on how to vote the proxy.

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-844-261-6482 or by writing to the Fund at: Aquarius International Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

49

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2025, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of the shareholders of the Fund.

Shareholder Name and Address	Percentage of Shares Owned as of December 1, 2025
Pershing LLC 1 Pershing Plz, Fl 14 Jersey City, NJ 07399-0002	86.24%
BNY Mellon N.A. P.O. Box 534005 Pittsburgh, PA 15253-4005	7.23%
Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	6.53%

As of December 1, 2025, Directors and Officers as a group owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Altair Advisers LLC (“Altair” or the “Adviser”) is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser was established in June 2002.

Advisory Agreement with the Company. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated March 27, 2018.

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement. As discussed further below, the Adviser has delegated responsibility for the investment of the assets of the Fund to Sub-Advisers.

50

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Advisory Agreement, the Adviser is entitled to receive reimbursement for compliance expenses in connection with managing the Fund, up to 0.03% of the Fund’s average daily net assets. The Fund’s management fee reflects the aggregate fees to be paid by the Fund to the Sub-Advisers for each fiscal year, plus anticipated reimbursements to the Adviser for out-of-pocket expenses.

For the fiscal years ended August 31, 2025, August 31, 2024, and August 31, 2023, the Fund’s management fees were as follows:

	Management Fees Paid (as a percentage of the Fund’s net assets)	Management Fees Paid (in dollars)
For the fiscal year ended August 31, 2025	0.48%	$2,956,816
For the fiscal year ended August 31, 2024	0.48%	$2,436,424
For the fiscal year ended August 31, 2023	0.47%	$1,885,147

Except as otherwise noted in the Advisory Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

51

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

INVESTMENT SUB-ADVISERS

Each Sub-Adviser shall, subject to the supervision and oversight of the Adviser, manage the investment and reinvestment of such portion of the assets of the Fund, as the Adviser may from time to time allocate to such Sub-Adviser for management. For their services, each Sub-Adviser is entitled to receive a fee based upon a percentage of the Fund’s average daily net assets, which will be paid by the Fund and not by the Adviser.

The Company and the Adviser have received an exemptive order from the SEC with respect to the Fund that would permit the Adviser, without shareholder approval and subject to certain conditions, to terminate existing Sub-Advisers or hire new Sub-Advisers for the Fund, to materially amend the terms of particular agreements with Sub-Advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser would have the right to hire, terminate and replace Sub-Advisers when the Board and the Adviser feel that a change would benefit the Fund. The exemptive order will enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.

The Adviser does not determine what investments will be purchased or sold for the Fund with respect to the portions of the Fund managed by the Sub-Advisers. Because each Sub-Adviser manages its portion of the Fund independently from the others, the same security may be held in two or more different portions of the Fund or may be acquired for one portion at a time when a Sub-Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser or Sub-Advisers believe continued exposure to the broader securities market is appropriate. Because each Sub-Adviser directs the trading for its portion of the Fund and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Sub-Adviser were managing the Fund.

52

The current Sub-Advisers to the Fund are set forth below.

Sub-Advisers

Aperio Group, LLC (“Aperio”) Three Harbor Drive, Suite 204 Sausalito, CA 94965	Aperio is a California-based registered investment adviser. Aperio is an indirect wholly-owned subsidiary of Blackrock, Inc. Aperio focuses on managing customized index portfolios with an emphasis on after-tax return and meeting specific client driven objectives such as environmental social, and governance (“ESG”) and other criteria.
Boston Partners Global Investors, Inc. (“Boston Partners”) One Beacon Street Boston, Massachusetts 02108	Boston Partners is a subsidiary of ORIX Corporation Europe N.V., a Dutch public limited liability company (“ORIX Europe”). Founded in 1929, ORIX Europe is one of the world’s oldest asset management organizations. ORIX Europe is owned by ORIX Corporation, an integrated financial services group based in Tokyo, Japan.
Driehaus Capital Management LLC (“Driehaus”) 25 East Erie Street Chicago, IL 60611	Driehaus is owned by Driehaus Capital Holdings LLLP (“DCH”), an affiliated company, and RDH Holdings LLC.
Mawer Investment Management Ltd. (“Mawer”) 517 10th Avenue SW, Suite 600 Calgary, Alberta T2R OA8, Canada	Mawer is owned by entities related to certain key employees.

Sub-Advisory Agreements with the Adviser.  Each of the Sub-Advisory Agreements provides that the Sub-Adviser will manage the investment and reinvestment of such portion of the assets of the Fund as the Adviser may from time to time allocate to the Sub-Adviser in accordance with the Fund’s objective, policies and restrictions and any investment guidelines established by the Adviser. Each Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Advisers are required to furnish at their own expense all investment facilities necessary to perform its obligations under the Sub-Advisory Agreements.

Generally, each Sub-Advisory Agreement may be terminated without penalty by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Adviser immediately upon notice to the Sub-Adviser, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement also may be terminated by a Sub-Adviser upon 30 days’ written notice and automatically terminates upon termination of the Advisory Agreement.

53

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Altair

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2025.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Steven B. Weinstein	Other Registered Investment Companies:	1	$735 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	404	$9.9 billion	0	$0
2. Jason M. Laurie	Other Registered Investment Companies:	1	$735 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	404	$9.9 billion	0	$0
3. Bryan R. Malis	Other Registered Investment Companies:	1	$735 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	404	$9.9 billion	0	$0
4. Donald J. Sorota	Other Registered Investment Companies:	1	$735 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	404	$9.9 billion	0	$0
5. David J. Lin	Other Registered Investment Companies:	1	$735 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	404	$9.9 billion	0	$0

Compensation. As of the date of this SAI, the Adviser compensates the Fund’s portfolio managers for their management of the Fund. Each of the portfolio manager’s compensation consists of a cash base salary and a bonus paid in cash that is based on overall profitability of the Adviser, and therefore in part based on the value of the Fund’s net assets and other client accounts they are managing.

Conflicts of Interests. The Adviser provides investment management services to multiple clients with investment objectives and strategies that are similar as well as different than those of the Fund. The Adviser’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The portfolio managers’ management of the Fund and other accounts may result in a portfolio manager devoting a disproportionate amount of time and attention to the management of the Fund or another account. Generally, the Adviser seeks to manage such competing interests for the time and attention of the portfolio managers. Although the Adviser does not track the time a portfolio manager spends on the Fund or other accounts, the Adviser does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts.

54

Aperio

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2025.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Ran Leshem	Other Registered Investment Companies:	2	$644 million	0	$0
	Other Pooled Investment Vehicles:	12	$2.0 billion	0	$0
	Other Accounts:	31,709	$141.9 billion	0	$0
2. Michael Branch	Other Registered Investment Companies:	2	$653 million	0	$0
	Other Pooled Investment Vehicles:	12	$2.0 billion	0	$0
	Other Accounts:	31,709	$141.9 billion	0	$0

Compensation. Aperio compensates the Fund’s portfolio managers for their management of the Fund. Aperio provides a competitive salary plus bonus system of compensation for all employees. Bonus awards are highly dependent on firm profitability and individual contribution. In addition, Aperio provides additional long term compensation for key staff members. As an index investment manager, Aperio does not link compensation to portfolio performance.

Conflicts of Interests. Aperio recognizes that conflicts of interest are an inherent part of the investment advisory business and has implemented policies and procedures in order to manage such conflicts and ensure that all clients of the firm are treated in a fair and equitable fashion. Among other things, Aperio has adopted the BlackRock Code of Business Conduct and Ethics, which governs employees’ personal investing activity and is designed to help employees comply with legal restrictions on personal investments while honoring their duties to Aperio’s clients.

55

Boston Partners

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2025.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Joshua Jones	Other Registered Investment Companies:	3	$5.9 billion	0	$0
	Other Pooled Investment Vehicles:	3	$7.1 billion	1	$59 million
	Other Accounts:	103	$7.3 billion	0	$0
2. Christopher Hart	Other Registered Investment Companies:	3	$5.9 billion	0	$0
	Other Pooled Investment Vehicles:	3	$7.1 billion	1	$59 million
	Other Accounts:	103	$7.3 billion	0	$0

Compensation. The portfolio managers’ compensation is comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through the firm’s bonus program, key investment professionals are rewarded primarily for strong investment performance. The discretionary bonus is based upon the unique structure of each team and consideration may be given to one or more of the following criteria, depending on the team.

●	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

●	Product Investment Performance: the performance of the investment product(s) with which the individual is involved versus the pre-designed index based on the excess return;

●	Investment Team Performance: the financial results of the Portfolio Manager’s investment group; and

●	Firm-Wide Performance: the overall financial performance of the firm.

Compensation for portfolio managers who are also members of Boston Partners’ senior management team is typically derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results versus benchmarks. The firm also provides a long-term incentive program. Portions of the annual bonuses are deferred for up to 3 years.

Conflicts of Interest. Investment decisions for the sleeve of the Fund’s portfolio are made in conjunction with decisions for other accounts and/or funds for the same strategy. Boston Partners recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and other funds. These risks include, but may not be limited to: differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risk associated with simultaneous management if possible. Additionally, the Boston Partners Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

56

Driehaus

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2025.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Howard Schwab	Other Registered Investment Companies:	3	$3.9 billion	0	$0
	Other Pooled Investment Vehicles:	6	$2.7 billion	1	$16.5 million
	Other Accounts:	5	$2.4 billion	1	$365 million
2. Chad Cleaver	Other Registered Investment Companies:	2	$3.8 billion	0	$0
	Other Pooled Investment Vehicles:	5	$2.7 billion	0	$0
	Other Accounts:	5	$2.4 billion	1	$365 million
3. Richard Theis	Other Registered Investment Companies:	3	$3.9 billion	0	$0
	Other Pooled Investment Vehicles:	6	$2.7 billion	1	$16.5 million
	Other Accounts:	5	$2.4 billion	1	$365 million

Compensation. Driehaus compensates the Fund’s lead portfolio manager and portfolio managers for their management of the Fund. The lead portfolio manager and portfolio managers are paid a fixed salary plus a bonus. Bonuses are determined based on the terms of a Revenue Sharing Plan and include a base amount calculated as a percentage of management fees paid by the accounts managed. In addition, if performance of a given strategy exceeds certain percentile benchmarks when compared to its peer group (primarily using Morningstar rankings) and/or certain risk adjusted return formulas, the bonus pool increases as a percentage of the management fees paid by the accounts managed within a strategy.

If Driehaus declares a profit sharing plan contribution, the lead portfolio manager, portfolio manager and assistant portfolio manager also would receive such contribution. The lead portfolio manager and portfolio managers participates in a deferred compensation plan.

Conflicts of Interests. The portfolio managers may manage the assets of more than one registered investment company (for this section only, each a “Fund”), other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for Driehaus. Both clients and affiliated persons of Driehaus, including the portfolio managers, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for both a Fund and the Accounts (including another fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by a Fund or that a Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that a Fund pays for those securities or can realize upon sale, or on the ability of Driehaus to buy or sell the desired amount of such securities for a Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are effected for a Fund. This presents a conflict between the interests of the Fund and the interests of the Accounts as well as the affiliates of Driehaus who invest in the Accounts.

57

Conflicts also may arise between the interests of a Fund and the interests of Driehaus and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to Driehaus, including performance-based compensation, at a higher rate than the rate of fees paid by the Fund. In addition, Driehaus’ affiliates, including the Fund’s portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over a Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both a Fund and the Accounts or when making trading decisions.

Driehaus, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either a Fund or the Accounts. These policies and procedures include requirements that transactions by a Fund and the Accounts in the same securities that occur on the same day are average priced per execution venue when feasible and allocated on a fair and equitable basis. In addition, Driehaus conducts periodic reviews of transactions in and holdings of the same or related securities by a Fund and the Accounts for

Mawer

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2025.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. David Ragan	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	4	$1.2 billion	0	$0
	Other Accounts:	22	$25 billion	0	$0
2. Peter Lampert	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	2	$1.2 billion	0	$0
	Other Accounts:	15	$11.6 billion	0	$0

Compensation. Mawer compensates the Fund’s portfolio managers for their management of the Fund. Mawer provides a competitive salary with a profit-sharing bonus for all employees. Bonuses are assessed annually based on individual performance and contribution to the strategy and success of the overall firm. Portfolio managers may also be granted the opportunity to purchase an equity interest in Mawer. Portfolio managers who own an equity interest in Mawer will also share in the firm’s profits.

Conflicts of Interests. The portfolio managers are responsible for managing other accounts. The side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by Mawer (for example, allocation of aggregated trades among the Fund and other accounts). Mawer offers a performance-based fee to one institutional client with a separately managed account. Mawer has developed policies and procedures reasonably designed to manage these conflicts.

58

Fund Shares Owned by Portfolio Managers.

The following table sets forth the dollar range of equity securities beneficially owned by the following portfolio managers in the Fund as of August 31, 2025, using the following ranges: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned

Steven Weinstein	$500,001-$1,000,000
Jason M. Laurie	$100,001-$500,000
Bryan R. Malis	$100,001-$500,000
Donald J. Sorota	$100,001-$500,000
David J. Lin	$100,001-$500,000
Ran Leshem	None
Michael Branch	None
Joshua Jones	None
Christopher Hart	None
Howard Schwab	None
Chad Cleaver	None
Richard Theis	None
David Ragan	None
Peter Lampert	None

ADMINISTRATION AND ACCOUNTING AGREEMENT

Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as fund administrator to the Fund pursuant to a fund administration servicing agreement and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”). Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

59

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company.

For the fiscal years ended August 31, 2025, August 31, 2024, and August 31, 2023, the Fund paid Fund Services certain administration, accounting and regulatory administration fees and related out-of- pocket expenses as follows:

	Administration, Accounting and Regulatory Administration Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal year ended August 31, 2025	$277,316	$0	$0
Fiscal year ended August 31, 2024	$303,742	$0	$0
Fiscal year ended August 31, 2023	$218,335	$0	$0

CUSTODIAN AGREEMENT

U.S. Bank, N.A., (the “Custodian”), 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is custodian of the Fund’s assets pursuant to a custodian agreement (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio investments on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio investments; and (e) makes periodic reports to the Board concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any affiliate, sub-custodian or domestic sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a fee based on the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund. The Custodian and Fund Services are affiliates.

TRANSFER AGENCY AGREEMENT

Fund Services also serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”), under which Fund Services: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Fund. Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Fund under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Fund and the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, Fund Services provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

60

DISTRIBUTION AGREEMENT

Quasar Distributors, LLC (the “Distributor”), whose principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the underwriter to the Fund pursuant to the terms of a distribution agreement (the “Distribution Agreement”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Company, the Adviser or the Sub Advisers.

Under the Distribution Agreement with the Fund, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser and Sub-Advisers are responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser and Sub-Advisers seek to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser and Sub-Advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

61

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser and Sub-Advisers may place a combined order for two or more accounts they manage, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser, the Sub-Advisers and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser and Sub-Advisers believe that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended August 31, 2025, August 31, 2024, and August 31, 2023, the Fund paid commissions to brokers on account of research services as follows:

Fiscal year ended August 31, 2025	$157,623
Fiscal year ended August 31, 2024	$147,061
Fiscal year ended August 31, 2023	$132,713

For the fiscal years ended August 31, 2025, August 31, 2024, and August 31, 2023, the Fund paid aggregate brokerage commissions as follows:

Fiscal year ended August 31, 2025	$666,838
Fiscal year ended August 31, 2024	$484,122
Fiscal year ended August 31, 2023	$482,672

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. As of August 31, 2025, there were no securities held by the Fund of its regular broker-dealers.

62

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s Adviser and Sub-Advisers may select a broker based upon brokerage or research services provided to the Adviser or applicable Sub-Adviser. The Adviser and Sub-Advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits an investment adviser or sub-adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, certain Sub-Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the applicable Sub-Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the applicable Sub-Advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under its Sub-Advisory Agreement. Any advisory or other fees paid to the Sub-Advisers are not reduced as a result of the receipt of research services.

In some cases a Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the applicable Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the applicable Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but each applicable Sub-Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser and Sub-Advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

63

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or the Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Purchase Information

If shares of the Fund are held in a “street name” account with an authorized dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the authorized dealer, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the authorized dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the authorized dealer.

64

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by electronic funds transfer through the ACH network or wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating a Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee.

65

The procedures used by any pricing service and its valuation results are reviewed by the Valuation Designee under the general supervision of the Board.

The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

66

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

As of August 31, 2025, the Fund had short-term capital loss carryforwards of $6,333,301 and long-term carryforwards of $0.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

67

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

68

Counsel

The law firm of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm, and in that capacity audits the Fund’s financial statements.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2025 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning the Fund at the telephone number appearing on the front page of this SAI.

69

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

A-1

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

A-2

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

A-3

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

A-4

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●        Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●        Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

A-5

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

A-6

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-7

APPENDIX B

SUMMARY OF PROXY VOTING POLICY OF APERIO GROUP, LLC

Aperio has written agreements with its advisory and sub-advisory clients that generally grant us authority to vote all proxies on behalf of the client accounts we advise. Aperio will vote proxies for clients in each client’s best interest, following the proxy voting guideline profile for each portfolio, with some exceptions from the profile noted below. Clients may opt to retain responsibility for voting proxies directly or through another service.

For those clients who have delegated to Aperio proxy voting authority, Aperio has established default proxy voting guidelines for its strategies, as described in detail below. Clients may generally select a non-default proxy policy option, with certain Wrap Program platform exceptions noted below.

Aperio offers a selection of proxy voting guideline options. Effective April 2025, Aperio transitioned all proxy voting implementation from Broadridge to Institutional Shareholder Services (“ISS”). All proxy voting guidelines offered are implemented by ISS, a third-party proxy service provider. Clients who delegate proxy voting authority to Aperio may be able to select from BlackRock Active Investment Stewardship Proxy Voting Guidelines (the “BAIS Guidelines”) or select other proxy voting guidelines from Institutional Shareholder Services (“ISS”) as described below.

Prior to April 2025, Aperio offered the Aperio Governance Proxy Voting Guidelines (the “Governance Guidelines”), implemented by another third-party proxy service provider, Broadridge Financial Solutions (“Broadridge”). All clients previously managed under the Governance Guidelines were moved to the BAIS Guidelines in April 2025.

Clients interested in creating custom proxy voting guidelines, which differ from Aperio’s currently available proxy voting guidelines, may consult with Aperio for development of alternative guidelines at a potential additional cost.

Transition to BlackRock Active Investment Stewardship Proxy Voting Guidelines from the Governance Proxy Voting Guidelines

Transition to BlackRock Active Investment Stewardship Proxy Voting Guidelines from the Governance Proxy Voting Guidelines Through 20 April 2025, Aperio retained Broadridge to assist in coordinating and voting client proxies for application of the Governance Guidelines. The Governance Guidelines used Broadridge’s Shareholder Value guidelines as a basis, with additional modifications added by Aperio. The Governance Guidelines generally recommended casting proxy votes in favor of proposals that Broadridge and Aperio believed may increase shareholder value and generally recommended against proposals deemed to have the opposite effect.

The Governance Guidelines were previously available for clients to choose and were generally the default option for accounts that did not use Aperio’s values-aligned strategies and did not select different proxy voting guidelines (with exceptions for select Wrap Programs). These guidelines are now retired and are no longer available for clients to choose. All accounts that were previously using the Governance Guidelines are now enrolled in the BAIS Guidelines.

The BAIS Guidelines are the default option for accounts that do not use Aperio’s values-aligned strategies and do not select different proxy voting guidelines, as well as for clients (including those clients using Aperio’s values-aligned strategies) in certain Wrap Program platforms.

Please see Item 17 of the Aperio Form ADV, Part 2A Brochure for further details on Aperio’s proxy voting policies and procedures.

B-1

APPENDIX C

SUMMARY OF PROXY VOTING POLICY OF BOSTON PARTNERS GLOBAL INVESTORS, INC.

Appendix I-- PROXY VOTING POLICIES AND PROCEDURES as of February 2023

Boston Partners Global Investors, Inc. (“Boston Partners”) is an investment adviser comprised of divisions, Boston Partners and Weiss, Peck & Greer Partners (“WPG”), and Boston Partners Private Wealth (“BPPW”). Boston Partners’ Governance Committee (the “Committee”) is comprised from portfolio managers, analysts, investor relations, operations, and sustainability and engagement team members.. The Committee is responsible for administering and overseeing Boston Partners proxy voting process. The Committee makes decisions on proxy policy, establishes formal Boston Partners’ Proxy Voting Policies (the “Proxy Voting Policies”) and updates the Proxy Voting Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process. Finally, members of the Committee are responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.

To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Proxy Voting Policies. ISS assists Boston Partners with voting execution, through an electronic vote management system that allows ISS to pre-populate and automatically submit votes in accordance with Boston Partners’ Proxy Voting Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions and can change votes via ISS’ electronic voting platform at any time before a meeting’s cut-off date. ISS also provides recordkeeping and vote-reporting services.

How Boston Partners Votes

For those clients who delegate proxy voting authority to Boston Partners, Boston Partners has full discretion over votes cast on behalf of clients. All proxy votes on behalf of clients are voted the same way; however, Boston Partners may refrain from voting proxies for certain clients in certain markets. These arrangements are outlined in respective client investment management agreements. Boston Partners may also refrain from voting proxies on behalf of clients when shares are out on loan; when share blocking is required to vote; where it is not possible to vote shares; where there are legal or operational difficulties; where Boston Partners believes the administrative burden and/ or associated cost exceeds the expected benefit to a client; or where not voting or abstaining produces the desired outcome.

Boston Partners meets with ISS at least annually to review ISS policy changes, themes, methodology, and to review the Proxy Voting Policies. The information is taken to the Committee to discuss and decide what changes, if any, need to be made to the Proxy Voting Policies for the upcoming year.

The Proxy Voting Policies provide standard positions on likely issues for the upcoming proxy season. In determining how proxies should be voted, including those proxies the Proxy Voting Policies do not address or where the Proxy Voting Policies’ application is ambiguous, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. This is accomplished through engagements with Boston Partners’ analysts and issuers, as well as independent research conducted by Boston Partners’ Sustainability and Engagement Team. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship. If Boston Partners believes that any research provided by ISS or other sources is incorrect, that research is ignored in the proxy voting decision, which is escalated to the Committee so that all relevant facts can be discussed, and a final vote determination can be made. Boston Partners is alerted to proposals that may require more detailed analysis via daily system generated refer notification emails. These emails prompt the Committee Secretary to call a Committee meeting to discuss the items in question.

C-1

Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from the Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients.

Conflicts

Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients because Boston Partners votes proxies based on the predetermined Proxy Voting Policies. However, as noted, Boston Partners may deviate from the Proxy Voting Policies in certain circumstances or the Proxy Voting Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that Boston Partners vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies or if the Proxy Voting Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. These procedures require the individual requesting a deviation from the Proxy Voting Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written documentation of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with client instructions, seek the recommendation of an independent third-party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Oversight

Meetings and upcoming votes are reviewed by the Committee Secretary with a focus on votes against management. Votes on behalf of Boston Partners’ clients are reviewed and compared against ISS’recommendations. When auditing vote instructions, which Boston Partners does at least annually, ballots voted for a specified period are requested from ISS, and a sample of those meetings are reviewed by Boston Partners’ Operations Team. The information is then forwarded to compliance/ the Committee Secretary for review. Any perceived exceptions are reviewed with ISS and an analysis of what the potential vote impact would have been is conducted. ISS’ most recent SOC-1 indicates they have their own control and audit personnel and procedures, and a sample of ballots are randomly selected on a quarterly basis. ISS compares ballots to applicable vote instructions recorded in their database. Due diligence meetings with ISS are conducted periodically.

Disclosures

A copy of Boston Partners’ Proxy Voting Policies and Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account are available upon request from your Boston Partners relationship manager. A copy of Boston Partners’ Proxy Voting Policies and Procedures are also available at https://www.bostonpartners.com/. For general inquires, contact (617) 832-8154.

C-2

APPENDIX D

SUMMARY OF PROXY VOTING POLICY OF DRIEHAUS CAPITAL MANAGEMENT, LLC

For those clients for whom Driehaus Capital Management LLC (“DCM,”) has undertaken to vote proxies, We retain the final authority and responsibility for such voting. On behalf of our valued clients, we (i) provide our client with this written summary of our proxy voting policy and the complete proxy voting policy upon request; (ii) disclose to our clients how to obtain voting information; (iii) apply the proxy voting policy consistently; (iv) document the rationale for our votes; (v) maintain records of our voting activities for clients and regulating authorities; and (vi) generally aim to vote securities following on a pre-determined voting policy, based on the recommendations of an independent third-party proxy advisory firm to avoid conflicts of interest; and (vii) follows a formal process in the event of a deviation from such third-party’s proxy advisory firm’s voting recommendations.

In order to facilitate this proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”) as a third-party proxy advisory firm to provide in-depth proxy research, vote recommendations and execution, as well as the record keeping necessary for the appropriate management of our client accounts as well as client transparency into the voting activities performed by us on their behalf. ISS is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting. We have ascertained that ISS has the capacity and competency to analyze proxy issues, make vote recommendations in an impartial manner and in the best interests of our clients. ISS offers a selection of voting guidelines including “benchmark” guidelines as well as a number of specialty guidelines.DCM utilizes the benchmark guidelines for vote recommendations and research unless we determine that a specialty policy is more aligned with a specific strategy or if directed otherwise by a client.

DCM’s full proxy voting policy sets forth the general voting guidelines that ISS follows on various issues when there are no company-specific reasons for voting to the contrary. In making the proxy voting decision, there are two overriding considerations: first, the economic impact of the proposal; and second, the best interest impact of a proposal if it were to pass or not pass, as the case may be. ISS performs company-by-company analysis, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue is considered in the context of the company under review. DCM generally follows ISS’s recommendations and typically does not use its discretion in the proxy voting decision. For this reason, client proxies are voted in the clients’ best interests, in accordance with a predetermined policy based upon recommendations of an independent third party, and are not affected by any potential or actual conflict of interest of DCM. If a situation arises in which a DCM portfolio manager wishes to deviate from an ISS recommendation on a proxy voting decision, that portfolio manager must consult with DCM’s general counsel or chief compliance officer in writing and provide: (i) the name of the issuer; (ii) a description of the proposal; (iii) ISS’s voting recommendation; (iv) the reason the portfolio manager believes they are acting in the best interest of clients by voting against the ISS recommendation; and (v) identification of any actual or potential conflicts of interest which do or could exist with respect to the proposal.

DCM seeks to vote proxies for all securities held in accounts for which we retain proxy voting authority. However, in certain markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing voting instructions. In certain instances, we may decline to vote proxies due to certain market considerations, including “share blocking.” DCM generally prefers not to restrict the sale of any shares held within client accounts for proxy voting purposes and it is therefore standard practice for us not to execute proxies for holdings located in countries that engage in share blocking.

Clients who are interested in obtaining information from DCM on how their securities were voted may contact the Relationship Management Department at 1-800-688-8819. In addition, the Relationship Management Department mails to each client an annual record of all proxies voted on behalf of that client. Clients may also contact the Relationship Management Department if they wish to receive a copy of DCM’s complete proxy voting policy.

D-1

APPENDIX E

SUMMARY OF PROXY VOTING POLICY OF MAWER INVESTMENT MANAGEMENT LTD.

Mawer votes proxies for all client accounts that have provided written instruction to vote the proxies in their accounts.

Mawer’s primary objective is to maximize long-term, risk-adjusted returns. Corporate governance is widely recognized by regulators, advisors, investors and academics as a crucial element of long-term company performance. Mawer shares this view and feels that the voting rights which accrue to shareholders are an important tool in promoting proper governance practices. Voting rights will be exercised in the best interests of our clients and managed to maximize their potential to influence corporate behavior. Voting in a manner that is consistent with the long-term interests of a company's shareholders is one of Mawer's fiduciary responsibilities. Shareholder voting is one of the most effective methods for promoting good corporate governance and Mawer’s Proxy Voting and related Matters policy is designed to achieve these ends and to comply with applicable securities regulations.

Mawer’s objective is to vote every share of every company owned at every shareholder meeting. Proxies will be voted in a prudent and diligent manner after careful review of each company’s proxy statement. The voting decision is made internally and is based on Mawer’s Proxy Voting and Related Matters policy and/or a reasonable judgment of what will serve the best interests of the shareholders.

Clients may request a copy of their proxy voting record and Mawer’s Proxy Voting and Related Matters policy by contacting info@mawer.com.

E-1

BostonPartners

December 31, 2025

Boston Partners Investment Funds Prospectus

Fund	Institutional	Investor
Boston Partners All-Cap Value Fund	BPAIX	BPAVX
Boston Partners Global Equity Fund	BPGIX	–
Boston Partners Global Sustainability Fund	BPGSX	–
Boston Partners Long/Short Equity Fund	BPLSX	BPLEX
Boston Partners Long/Short Research Fund	BPIRX	BPRRX
Boston Partners Small Cap Value Fund II	BPSIX	BPSCX
WPG Partners Select Small Cap Value Fund	WPGSX	–
WPG Partners Small Cap Value Diversified Fund	WPGTX	–

SUMMARY SECTION	3
BOSTON PARTNERS ALL-CAP VALUE FUND	3
BOSTON PARTNERS GLOBAL EQUITY FUND	9
BOSTON PARTNERS GLOBAL SUSTAINABILITY FUND	17
BOSTON PARTNERS LONG/SHORT EQUITY FUND	26
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	33
BOSTON PARTNERS SMALL CAP VALUE FUND II	41
WPG PARTNERS SELECT SMALL CAP VALUE FUND	48
WPG PARTNERS SMALL CAP VALUE DIVERSIFIED FUND	55
ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISKS	62
MANAGEMENT OF THE FUNDS	76
SHAREHOLDER INFORMATION	82
ADDITIONAL INFORMATION	96
APPENDIX A	97
APPENDIX B	99
APPENDIX C	101
APPENDIX D	103
FINANCIAL HIGHLIGHTS	105
PRIVACY NOTICE	118
FOR MORE INFORMATION	Back Cover

A look at the investment objectives, strategies, risks, expenses and financial history of each of the Boston Partners Investment Funds offered in this Prospectus.

Details about the Boston Partners Investment Funds’ service providers offered in this Prospectus.

Policies and instructions for opening, maintaining and closing an account in any of the Boston Partners Investment Funds offered in this Prospectus.

2

SUMMARY SECTION — BOSTON PARTNERS ALL-CAP VALUE FUND

Investment Objective

The Boston Partners All-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of the Fund, which are not reflected in the tables or the examples below.

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%	0.70%
Distribution and/or Service (12b-1) fees	None	0.25%
Other expenses	0.15%	0.15%
Total annual Fund operating expenses	0.85%	1.10%
Fee waiver and/or expense reimbursement(1)(2)	-0.05%	-0.05%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.80%	1.05%

(1)

The Fund’s investment adviser, Boston Partners Global Investors, Inc. (the “Adviser”), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) exceeds 0.80% or 1.05% of the average daily net assets attributable to the Fund’s Institutional Class shares or Investor Class shares of the Fund, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 0.80% or 1.05% of the average daily net assets attributable to the Fund’s Institutional Class shares or Investor Class shares of the Fund, respectively: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Total annual fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year for Institutional Class or Investor Class shares are less than 0.80% or 1.05%, respectively, or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in Institutional Class shares or $10,000 in Investor Class shares of the Fund for the time periods indicated and that you hold or sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$817	$2,662	$4,665	$10,443
Investor Class	$107	$345	$601	$1,336

3

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the portfolio turnover rate for the Fund was 37% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers across the capitalization spectrum and identified by the Adviser as having value characteristics.

The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid investments, including investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock.

The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

4

●

Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks.The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Equity Securities Risk. The Fund may invest in, or have exposure to, equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

●

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

●

Foreign Securities Risk. International investing may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections, and differences in taxation, auditing and other financial practices. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its net asset value (“NAV”). Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

●

Illiquid Investments Risk. Investing in illiquid investments is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

5

●

IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

●

Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

●

Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

●

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Investors may lose money. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

●

Micro-Cap Companies Risk. Micro-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro-cap companies may therefore be more volatile and the ability to sell them at a desirable time or price may be more limited.

●	Mid-Cap Companies Risk. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

●

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

●

Small-Cap Companies Risk. The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Performance Information

The bar chart and table below illustrate the long-term performance of the Fund’s Institutional Class. The bar chart below shows you how the performance of the Fund’s Institutional Class has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication

6

of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information is available at www.bostonpartners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31 - Institutional Class

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	19.93% (quarter ended December 31, 2020)
Worst Quarter:	-28.57% (quarter ended March 31, 2020)

The Fund’s Institutional Class year-to-date total return for the nine months ended September 30, 2025 was 13.07%.

Average Annual Total Returns

The table shows how the average annual returns of the Institutional Class and Investor Class shares for 1 year, 5 year, and 10 year periods compare to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Boston Partners All-Cap Value Fund
Institutional Class
Returns Before Taxes	9.99%	9.55%	9.28%
Returns After Taxes on Distributions(1)	7.57%	7.75%	7.78%
Returns After Taxes on Distributions and Sale of Fund Shares(2)	7.73%	7.39%	7.29%
Investor Class
Returns Before Taxes	9.70%	9.27%	9.01%
Russell 3000® Total Return Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	13.98%	8.60%	8.40%

7

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only. After-tax returns for Investor Class shares will vary.

(2)

In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
One Beacon Street
Boston, MA 02108

Portfolio Manager

Duilio Ramallo, CFA, Senior Portfolio Manager since 2007.

Purchase and Sale of Fund Shares

Type of Account	Minimum Initial Investment	Minimum Additional
Institutional Class	$100,000	$5,000
Investor Class	$2,500	$100

You can purchase and redeem the shares of the Fund only on days the New York Stock Exchange is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals. Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. (the “Company”) by the means described below.

Purchase and Redemption By Mail: Boston Partners All Cap Value Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Purchase and Redemption By Wire: Request routing instructions by calling U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Transfer Agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

SUMMARY SECTION — BOSTON PARTNERS GLOBAL EQUITY FUND

Investment Objective

The Boston Partners Global Equity Fund (the “Fund”) seeks to provide long-term capital growth.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell Institutional Class shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class shares of the Fund, which are not reflected in the tables or the examples below.

Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.21%
Total annual Fund operating expenses	1.11%
Fee waiver and/or expense reimbursement(1)	-0.16%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.95%

(1)

The Fund’s investment adviser, Boston Partners Global Investors, Inc. (the “Adviser”) has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.95% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 0.95%: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s Total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.95% or the expense cap then in effect, or whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in the Fund for the time periods indicated and that you hold or sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$969	$3,370	$5,961	$13,374

9

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the portfolio turnover rate for the Fund was 55% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies of any capitalization size. The Fund may invest in all types of equity and equity- related securities, including without limitation exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchanged-traded funds (“ETFs”)), real estate investment trusts (“REITs”) and equity participation. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. Under normal market conditions, the Fund invests significantly (ordinarily at least 40% — unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund principally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Fund generally invests in the equity securities of issuers believed by the Adviser to be undervalued in the marketplace, focusing on issuers that combine attractive valuations with catalysts for change. The Adviser applies a bottom-up stock selection process (i.e., one that focuses primarily on issuer-specific factors) in managing the Fund, using a combination of fundamental and quantitative analysis. In selecting investments for the Fund, the Adviser considers various factors such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow to identify securities that are trading at a price that appears to be lower than the issuer’s inherent value.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

The Fund may invest up to 15% of its net assets in illiquid investments, including investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public. The Fund may also seek to increase its income by lending portfolio securities.

10

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

●

Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Derivatives Risk. The Fund’s investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

11

●

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

●

Equity Securities Risk. The Fund may invest in, or have exposure to, equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

●

Exchange-Traded Fund Risk. Exchange-traded funds (“ETFs”) are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their net asset value (“NAV”).

●

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

●

Foreign Securities Risk. International investing may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or through depositary receipts. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Participatory notes (“P-notes”) are derivative instruments used by investors to take positions in certain foreign securities. P-notes present

12

similar risks to investing directly in such securities and also expose investors to counterparty risk. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

●

Illiquid Investments Risk. Investing in illiquid investments is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities. Less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities.

●

IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

●

Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

●

Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

●

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Investors may lose money. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

●	Mid-Cap Companies Risk. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

●

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

13

●

REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. Additional risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITs) and liquidity risk. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, engage in dilutive offerings and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law or (ii) maintain their exemptions from registration under the 1940 Act.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker- dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Small-Cap Companies Risk. The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Performance Information

The bar chart and table below illustrate the long-term performance of the Fund’s Institutional Class. The bar chart below shows you how the performance of the Fund’s Institutional Class has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information is available at www.bostonpartners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

14

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	21.81% (quarter ended December 31, 2020)
Worst Quarter:	-29.53% (quarter ended March 31, 2020)

The Fund’s Institutional Class year-to-date total return for the nine months ended September 30, 2025 was 27.41%.

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class, both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of broad-based securities market indices for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Boston Partners Global Equity Fund
Institutional Class
Return Before Taxes	7.21%	8.31%	7.31%
Return After Taxes on Distributions(1)	6.17%	7.85%	6.72%
Return After Taxes on Distributions and Sale of Shares	5.40%	6.67%	5.86%
MSCI World Index - Gross Return (reflects no deduction for fees, expenses or taxes)	19.19%	11.70%	10.52%
MSCI World Index - Net Return (reflects no deduction for fees, expenses or taxes)	18.67%	11.17%	9.95%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
One Beacon Street
Boston, MA 02108

Portfolio Managers

Christopher Hart, CFA, a Portfolio Manager of the Fund since inception.
Joshua Jones, CFA, a Portfolio Manager of the Fund since 2013.
Soyoun Song, Portfolio Manager of the Fund since 2023.

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

15

You can purchase and redeem Institutional Class shares of the Fund only on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals. Shares of the Fund may also be purchased and redeemed directly through the Company by the means described below.

Purchase and Redemption By Mail: Boston Partners Global Equity Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Purchase and Redemption By Wire: Request routing instructions by calling U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Transfer Agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund versus another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

SUMMARY SECTION — BOSTON PARTNERS GLOBAL SUSTAINABILITY FUND

Investment Objective

The Boston Partners Global Sustainability Fund (the “Fund”) seeks to provide long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell Institutional Class shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class shares of the Fund, which are not reflected in the tables or the examples below.

Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.94%
Total annual Fund operating expenses	1.74%
Fee waiver and/or expense reimbursement(1)	-0.84%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.90%

(1)

The Fund’s investment adviser, Boston Partners Global Investors, Inc. (the “Adviser”) has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.90% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 0.90%: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. (the “Board”). If at any time the Fund’s Total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.90% or the expense cap then in effect, or whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in the Fund for the time periods indicated and that you hold or sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$918	$4,660	$8,650	$19,819

17

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the portfolio turnover rate for the Fund was 69% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Board has approved a Plan of Liquidation and Termination with respect to the Fund (the “Plan”). Pursuant to the Plan, it is expected that the Fund will be closed and liquidated as of the close of business on or about January 16, 2026. The Fund suspended the offering of its shares to all investors as of the close of business on November 7, 2025.

The Fund pursues its objective by investing, under normal circumstances, in a diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies of any capitalization size. The Fund may invest in all types of equity and equity-related securities, including without limitation exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchanged-traded funds (“ETFs”)), real estate investment trusts (“REITs”) and equity participation. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. Under normal market conditions, the Fund invests significantly (ordinarily at least 40% — unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund principally will be invested in issuers located in countries with developed securities markets. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

Under normal circumstances, the Fund will invest at least 80% of its net assets, including borrowings for investment purposes, in companies that meet the Adviser’s sustainability criteria. Fund holdings must have received at least a “satisfactory” sustainability rating by the Adviser’s Sustainability and Engagement Team (the “Sustainability Team”) based on the Sustainability Team’s written research analysis. The Sustainability Team assesses each holding as either “excellent,” “good,” “satisfactory,” or “poor.” An issuer will be rated “excellent” if the issuer, in the opinion of the Sustainability Team, has a well-developed sustainability structure, well-designed goals for the future, demonstrated successful implementation of its sustainability program and shareholder friendly corporate governance. The Sustainability Team will rate an issuer as “good” if the issuer, in the opinion of the Sustainability Team, has attributes similar to those described in “excellent” but has some deficiencies that warrant improvement. The Sustainability Team will rate an issuer as “satisfactory” if the issuer, in the opinion of the Sustainability Team, has a sustainability program in place, has a sufficient level of sustainability disclosure for the Sustainability Team to assess the issuer’s sustainability program and has a commitment to improve its sustainability program and disclosure in the near term. All other holdings assessed by the Sustainability Team that are not rated either “excellent”, “good” or “satisfactory” are rated “poor”. These ratings are subjective and may vary if the issuer has products or services that inherently promote sustainability, particularly for other products or services, or has engaged in conduct that has or has the potential to lower the sustainability reputation of the issuer in the opinion of the Sustainability Team.

18

The Sustainability Team uses a positive screen to identify issuers it considers to have characteristics that meet the Adviser’s sustainability criteria. The Sustainability Team assesses the sustainability of the issuer’s products, services and operations through original research and focusing on key areas such as corporate governance, internal sustainability structure, workforce and management diversity, training and employee development opportunities, safety programs and injury metrics, environmental effects such as goals and metrics for greenhouse gas emissions, energy usage, renewable energy, waste and water, supplier oversight and litigation and regulatory issues. The Sustainability Team uses primarily issuer published documents such as its sustainability report, website, publicly available financial reports such as the issuer’s 10-K and the issuer’s proxy statement to prepare the Sustainability Team’s research. The Sustainability Team also undertakes an internet search for any litigation, regulatory or reputational issues. The Sustainability Team may use third party research about industry trends for background information, but it does not rely on third party data about the issuer for its assessment of the issuer. The Sustainability Team provides a sustainability assessment for all issuers held in the Fund’s portfolio. The Sustainability Team’s ratings are subjective. No industries are automatically excluded from consideration. The Adviser will vote all securities for which it has voting authority in the best interests of its clients. The Adviser’s Governance Committee votes all proxies. The Governance Committee assesses the likely effect of the proxy proposal on the value of the issuer’s stock including the effect on the management of the issuer, the importance to shareholders of the proxy proposal and the cost of the proposal.

The Sustainability Team also engages with issuers regarding sustainability deficiencies and reviews any improvements by issuers annually.

The Fund generally invests in the equity securities of issuers believed by the Adviser to be undervalued in the marketplace, focusing on issuers that combine attractive valuations with catalysts for change. The Adviser applies a bottom-up stock selection process (i.e., one that focuses primarily on issuer-specific factors) in managing the Fund, using a combination of fundamental and quantitative analysis. In selecting investments for the Fund, the Adviser considers various factors such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow to identify securities that are trading at a price that appears to be lower than the issuer’s inherent value.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals, business momentum, or sustainability practices of a specific investment or industry. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

The Fund may invest up to 15% of its net assets in illiquid investments, including investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public. The Fund may also seek to increase its income by lending portfolio securities.

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

19

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

●

Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Derivatives Risk. The Fund’s investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

●

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available of an emerging market issuer may be less reliable than for comparable issuers in more

20

developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

●

Exchange-Traded Fund Risk. ETFs are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their net asset value (“NAV”).

●

Equity Securities Risk. The Fund may invest in, or have exposure to, equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

●

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

●

Foreign Securities Risk. International investing may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or through depositary receipts. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Participatory notes (“P-notes”) are derivative instruments used by investors to take positions in certain foreign securities. P-notes present similar risks to investing directly in such securities and also expose investors to counterparty risk. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

21

●

Illiquid Investments Risk. Investing in illiquid investments is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities. Less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities.

●

IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

●

Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

●

Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

●

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Investors may lose money. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

●	Mid-Cap Companies Risk. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

●

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

●

REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. Additional risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs are also subject to heavy cash flow dependency,

22

defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITs) and liquidity risk. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, engage in dilutive offerings and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law or (ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker- dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Small-Cap Companies Risk. The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

●

Sustainable Investment Risk. The sustainability criterion required for Fund investment may cause the Fund to not invest in certain industries or issuers. As a result, the Fund may be overweight or underweight in certain industries or issuers relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those industries or issuers. Sustainability information provided by issuers, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing issuers to engage in sustainable practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable business practices, which may result in the Fund selling a security when it might otherwise be disadvantageous to do so. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis.

Performance Information

The bar chart and table below illustrate the long-term performance of the Fund’s Institutional Class. The bar chart below shows you the performance of the Fund’s Institutional Class from year to year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication

23

of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information is available at www.bostonpartners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	17.40% (quarter ended December 31, 2022)
Worst Quarter:	-11.16% (quarter ended June 30, 2022)

The Fund’s Institutional Class year-to-date total return for the nine months ended September 30, 2025 was 27.76%.

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year and since-inception periods to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Period Ended December 31, 2024
	1 Year	Since Inception December 29, 2021
Boston Partners Global Sustainability Fund
Return Before Taxes	8.02%	5.52%
Return After Taxes on Distributions(1)	7.82%	5.26%
Return After Taxes on Distributions and Sale of Shares	5.21%	4.34%
MSCI World Index - Gross Return (reflects no deduction for fees, expenses or taxes)	19.19%	6.71%
MSCI World Index - Net Return (reflects no deduction for fees, expenses or taxes)	18.67%	6.20%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

24

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
One Beacon Street
Boston, MA 02108

Portfolio Manager

Soyoun Song, Portfolio Manager of the Fund since inception in 2021.

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

Shares of the Fund are not available for purchase. You can redeem Institutional Class shares of the Fund only on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals. Shares of the Fund may also be redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Boston Partners Global Sustainability Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Purchase and Redemption By Wire: Request routing instructions by calling U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Transfer Agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund versus another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

25

SUMMARY SECTION — BOSTON PARTNERS LONG/SHORT EQUITY FUND

Investment Objective

The Boston Partners Long/Short Equity Fund (the “Fund”) seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of the Fund, which are not reflected in the tables or the examples below.

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	2.25%	2.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.32%	0.32%
Short Sales Expenses:
Dividend expense on short sales	0.06%	0.06%
Interest expense on borrowings	0.00%	0.00%
Total annual Fund operating expenses	2.63%	2.88%
Fee waiver and/or expense reimbursement(1)	-0.61%	-0.61%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	2.02%	2.27%

(1)

The Fund’s investment adviser, Boston Partners Global Investors, Inc. (the “Adviser”), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.96% or 2.21% of the average daily net assets attributable to the Fund’s Institutional Class shares or Investor Class shares of the Fund, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 1.96% or 2.21% of the average daily net assets attributable to the Fund’s Institutional Class shares or Investor Class shares of the Fund, respectively: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Total annual fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year for Institutional Class or Investor Class shares are less than 1.96% or 2.21%, respectively, or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in Institutional Class shares or $10,000 in Investor Class shares of the Fund for the time periods indicated and that you hold or sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that

26

the operating expenses of the Fund remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$2,050	$7,596	$13,408	$29,186
Investor Class	$230	$834	$1,465	$3,161

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the portfolio turnover rate for the Fund was 54% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. Short sales are considered speculative transactions and a form of leverage. The Fund invests, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less (“unseasoned issuers”). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund intends, under normal circumstances, to invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. Under normal circumstances, the Adviser expects that the Fund’s long positions will not exceed approximately 125% of the Fund’s net assets.

The Fund’s long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with larger market capitalizations.

The Fund may invest up to 15% of its net assets in illiquid investments, including investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

27

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations. High yield debt obligations are referred to as “junk bonds” and are not considered to be investment grade.

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Equity Securities Risk. The Fund may invest in, or have exposure to, equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

●

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

●

Foreign Securities Risk. International investing may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections, and differences in taxation, auditing and other financial practices. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its net asset value (“NAV”). Furthermore, certain foreign securities in

28

which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

●

High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as “junk bonds” and are not considered to be investment grade.

●

Illiquid Investments Risk. Investing in illiquid investments is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities. Less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities.

●

IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

●

Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the Adviser may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical mutual fund with only a long portfolio may make.

●

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Investors may lose money. Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

●

REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. Additional risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs are also subject to heavy cash flow dependency,

29

defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITs) and liquidity risk. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, engage in dilutive offerings and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law or (ii) maintain their exemptions from registration under the 1940 Act.

●	Short Sales Risk. Short sales of securities may result in gains if a security’s price declines, but may result in losses if a security’s price rises.

●

Small-Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

●

Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

Performance Information

The bar chart and table below illustrate the long-term performance of the Fund’s Institutional Class. The bar chart below shows you how the performance of the Fund’s Institutional Class has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information is available at www.bostonpartners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31 - Institutional Class

30

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	13.76% (quarter ended December 31, 2022)
Worst Quarter:	-19.48% (quarter ended March 31, 2020)

The Fund’s Institutional Class year-to-date total return for the nine months ended September 30, 2025 was 21.32%.

Average Annual Total Returns

The table shows how the average annual returns of the Institutional Class and Investor Class shares for 1 year, 5 year, and 10 year periods compare to the average annual total returns of a broad-based securities market index for the same periods. Although the Fund compares its average total return to a broad-based securities market index, the Fund seeks returns that are not correlated to securities market returns.

	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Boston Partners Long/Short Equity Fund
Institutional Class
Returns Before Taxes	13.28%	11.58%	7.10%
Returns After Taxes on Distributions(1)	7.28%	6.69%	4.06%
Returns After Taxes on Distributions and Sale of Fund Shares(2)	10.21%	7.83%	4.83%
Investor Class
Returns Before Taxes	13.05%	11.31%	6.84%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only. After-tax returns for Investor Class shares will vary.

(2)

In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
One Beacon Street
Boston, MA 02108

Portfolio Managers

Patrick Regan, CFA, Portfolio Manager since 2019.

Purchase and Sale of Fund Shares

Type of Account	Minimum Initial Investment	Minimum Additional
Institutional Class	$100,000	$5,000
Investor Class	$2,500	$100

31

You can purchase and redeem the shares of the Fund only on days the New York Stock Exchange is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals. Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. (the “Company”) by the means described below.

Purchase and Redemption By Mail: Boston Partners Long/Short Equity Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Purchase and Redemption By Wire: Request routing instructions by calling U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Transfer Agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

32

SUMMARY SECTION — BOSTON PARTNERS LONG/SHORT RESEARCH FUND

Investment Objective

The Boston Partners Long/Short Research Fund (the “Fund”) seeks to provide long-term total return.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of the Fund, which are not reflected in the tables or the examples below.

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%	1.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other expenses	0.16%	0.16%
Short Sales Expenses:
Dividend expense on short sales	0.43%	0.43%
Interest expense on borrowings	0.00%	0.00%
Total annual Fund operating expenses(1)	1.84%	2.09%

(1)	The Fund’s investment adviser, Boston Partners Global Investors, Inc. (the “Adviser”), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.50% or 1.75% of the average daily net assets attributable to the Fund’s Institutional Class shares or Investor Class shares of the Fund, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 1.50% or 1.75% of the average daily net assets attributable to the Fund’s Institutional Class shares or Investor Class shares of the Fund, respectively: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Total annual fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year for Institutional Class or Investor Class shares are less than 1.50% or 1.75%, respectively, or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in Institutional Class shares or $10,000 in Investor Class shares of the Fund for the time periods indicated and that you hold or sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$1,869	$5,786	$9,955	$21,585
Investor Class	$212	$655	$1,124	$2,421

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the portfolio turnover rate for the Fund was 65% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund uses a hedged strategy. The Fund actively invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales (i.e., sales of securities the Fund does not own) are invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. Short sales are considered speculative transactions and a form of leverage.

33

The Fund invests, both long and short, in equity securities issued by large-, mid- and small (or “micro”) cap companies, as well as other instruments that are convertible into equity securities. Selling securities short is a form of leverage. Equity securities in which the Fund may invest include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts (“REITs”), and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The Fund may invest in securities of companies operating for three years or less (“unseasoned issuers”). The Fund may also invest in depositary receipts and equity securities of foreign companies (denominated in either U.S. dollars or foreign currencies), put and call options, futures, indexed securities and fixed-income securities (including bonds, notes, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments) and high yield securities (commonly referred to as “junk bonds”). Fixed income securities in which the Fund invests include those rated between AAA and D by a nationally recognized statistical rating organization, or deemed of comparable quality by the Adviser. The Adviser may also temporarily invest uninvested cash in money market funds and similar collective investment vehicles. The Fund may also seek to increase its income by lending portfolio securities.

The Adviser determines the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the U.S. equity market by investing less than 100% of its assets in net long positions. Selection of individual securities to be held long or sold short will be based on a mix of quantitative techniques and fundamental security analysis. The Adviser selects stocks on the basis of three criteria: value, fundamental business strength and momentum. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

Although the Fund seeks to follow a hedged strategy, there can be no assurance that the Fund’s portfolio or investments will be insulated from market moves or effectively hedged against risk.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry, except that the Fund may invest in exchange traded funds to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), and applicable SEC orders.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

The Fund may invest up to 15% of its net assets in illiquid investments, including investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The principal derivative instruments in which the Fund invests are futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps. The Fund’s investments in derivative instruments may be leveraged and result in losses exceeding the amounts invested.

34

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Derivatives Risk. The Fund’s investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

●

Equity Securities Risk. The Fund may invest in, or have exposure to, equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

35

●

Exchange-Traded Fund Risk. Exchange-traded funds (“ETFs”) are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their net asset value (“NAV”).

●

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

●

Foreign Securities Risk. International investing may be subject to special risks, including currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections, and differences in taxation, auditing and financial practices. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

●

High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations (of any rating, including defaulted securities and unrated securities), including bonds and debentures, issued by corporations and business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as “junk bonds” and are not considered to be investment grade.

●

Illiquid Investments Risk. Investing in illiquid investments is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. Less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities.

●

IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to

36

investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

●

Indexed Securities Risk. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values that rise and fall according to the change in one or more specified indices and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole.

●

Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

●

Management Risk. The Fund is subject to the risk of poor investment selection. The Adviser may be incorrect in the stocks it buys and believes to be undervalued and in stocks it sells short and believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical mutual fund with only a long portfolio.

●

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Investors may lose money. Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

●	Mid-Cap Companies Risk. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

●

REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. Additional risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITs) and liquidity risk. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, engage in dilutive offerings and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law or (ii) maintain their exemptions from registration under the 1940 Act.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

37

●

Short Sales Risk. Short sales of securities may result in gains if a security’s price declines, but may result in losses if a security’s price rises. In a rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value. Short selling also involves the risks of: increased leverage, and its accompanying potential for losses; the potential inability to reacquire a security in a timely manner, or at an acceptable price; the possibility of the lender terminating the loan at any time, forcing the Fund to close the transaction under unfavorable circumstances; and the additional costs that may be incurred. Short sales “against the box” may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited.

●

Small-Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

●

Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

Performance Information

The bar chart and table below illustrate the long-term performance of the Fund’s Institutional Class. The bar chart below shows you how the performance of the Fund’s Institutional Class has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information is available at www.bostonpartners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31 - Institutional Class

38

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	11.99% (quarter ended December 31, 2020)
Worst Quarter:	-18.51% (quarter ended March 31, 2020)

The Fund’s Institutional Class year-to-date total return for the nine months ended September 30, 2025 was 13.18%.

Average Annual Total Returns

The table shows how the average annual returns of the Institutional Class and Investor Class shares for 1 year, 5 year, and 10 year periods compare to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Boston Partners Long/Short Research Fund
Institutional Class
Returns Before Taxes	13.48%	7.53%	5.30%
Returns After Taxes on Distributions(1)	10.78%	4.75%	3.65%
Returns After Taxes on Distributions and Sale of Fund Shares(2)	9.99%	5.41%	3.90%
Investor Class
Returns Before Taxes	13.27%	7.27%	5.04%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only. After-tax returns for Investor Class shares will vary.

(2)

In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
One Beacon Street
Boston, MA 02108

Portfolio Managers

Joseph Feeney, Jr., CFA, Chief Executive Officer and Co-Chief Investment Officer of Boston Partners, Portfolio Manager since inception of the Fund.
Scott Burgess, CFA, Portfolio Manager since December 2022.

Purchase and Sale of Fund Shares

Type of Account	Minimum Initial Investment	Minimum Additional
Institutional Class	$100,000	$5,000
Investor Class	$2,500	$100

39

You can purchase and redeem the shares of the Fund only on days the New York Stock Exchange is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals. Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. (the “Company”) by the means described below.

Purchase and Redemption By Mail: Boston Partners Long/Short Research Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Purchase and Redemption By Wire: Request routing instructions by calling U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Transfer Agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

40

SUMMARY SECTION — BOSTON PARTNERS SMALL CAP VALUE FUND II

Investment Objective

The Boston Partners Small Cap Value Fund II (the “Fund”) seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of the Fund, which are not reflected in the tables or the examples below.

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%	0.85%
Distribution and/or Service (12b-1) fees	None	0.25%
Other expenses	0.17%	0.17%
Acquired Fund Fees and Expenses(1)	0.10%	0.10%
Total annual Fund operating expenses	1.12%	1.37%
Fee waiver and/or expense reimbursement	-0.03%	-0.03%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.09%	1.34%

(1)

Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursements shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.

(2)

The Fund’s investment adviser, Boston Partners Global Investors, Inc. (the “Adviser”), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) exceeds 0.99% or 1.24% of the average daily net assets attributable to the Fund’s Institutional Class shares or Investor Class shares of the Fund, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 0.99% or 1.24% of the average daily net assets attributable to the Fund’s Institutional Class shares or Investor Class shares of the Fund, respectively: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Total annual fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year for Institutional Class or Investor Class shares are less than 0.99% or 1.24%, respectively, or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in Institutional Class shares or $10,000 in Investor Class shares of the Fund for the time periods indicated and that you hold or sell all of your shares

41

at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$1,010	$3,217	$5,603	$12,451
Investor Class	$126	$400	$694	$1,531

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the portfolio turnover rate for the Fund was 65% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with small market capitalizations and identified by the Adviser as having value characteristics. A small market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell 2000® Value Index. The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. As of October 31, 2025, the median market capitalization of the companies in the Russell 2000® Value Index was $774 million and the largest stock was $21.5 billion. Please note that this range is as of a particular point in time and is subject to change.

The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid investments, including investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

42

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Equity Securities Risk. The Fund may invest in, or have exposure to, equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

●

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

●

Foreign Securities Risk. International investing may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections, and differences in taxation, auditing and other financial practices. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its net asset value (“NAV”). Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

43

●

Illiquid Investments Risk. Investing in illiquid investments is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities. Less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities.

●

IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

●

Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

●

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Investors may lose money. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

●

REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. Additional risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITs) and liquidity risk. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, engage in dilutive offerings and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law or (ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended.

44

●

Small Cap Companies Risk. The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than the market capitalization of companies in the Russell 2000® Value Index. Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than the market capitalization of companies in the Russell 2000® Value Index and are more susceptible to changes in the business cycle.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

Performance Information

The bar chart and table below illustrate the long-term performance of the Fund’s Institutional Class. The bar chart below shows you how the performance of the Fund’s Institutional Class has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information is available at www.bostonpartners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31 - Institutional Class

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	29.93% (quarter ended December 31, 2020)
Worst Quarter:	-38.98% (quarter ended March 31, 2020)

The Fund’s Institutional Class year-to-date total return for the nine months ended September 30, 2025 was 8.23%.

45

Average Annual Total Returns

The table shows how the average annual returns of the Institutional Class and Investor Class shares for 1 year, 5 year, and 10 year periods compare to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Boston Partners Small Cap Value Fund II
Institutional Class
Returns Before Taxes	14.02%	8.52%	7.87%
Returns After Taxes on Distributions(1)	10.67%	6.51%	6.32%
Returns After Taxes on Distributions and Sale of Fund Shares(2)	10.79%	6.52%	6.08%
Investor Class
Returns Before Taxes	13.73%	8.24%	7.60%
Russell 3000® Total Return Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	8.05%	7.29%	7.14%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only. After-tax returns for Investor Class shares will vary.

(2)

In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
One Beacon Street
Boston, MA 02108

Portfolio Managers

George Gumpert, CFA, Senior Portfolio Manager since 2005.

Purchase and Sale of Fund Shares

Type of Account	Minimum Initial Investment	Minimum Additional
Institutional Class	$100,000	$5,000
Investor Class	$2,500	$100

46

You can purchase and redeem the shares of the Fund only on days the New York Stock Exchange is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals. Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. (the “Company”) by the means described below.

Purchase and Redemption By Mail: Boston Partners Small Cap Value Fund II c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Purchase and Redemption By Wire: Request routing instructions by calling U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Transfer Agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

47

SUMMARY SECTION — WPG PARTNERS SELECT SMALL CAP VALUE FUND

Investment Objective

The WPG Partners Select Small Cap Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell Institutional Class shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class shares of the Fund, which are not reflected in the tables or the examples below.

Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.23%
Total annual Fund operating expenses	1.13%
Fee waiver and/or expense reimbursement(1)	-0.03%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.10%

(1)

The Fund’s investment adviser, Boston Partners Global Investors, Inc. (the “Adviser”) has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 1.10%: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time, the Fund’s total annual fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.10% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in the Fund for the time periods indicated and that you hold or sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Institutional Class	$1,121	$3,561	$6,194	$13,720

48

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the portfolio turnover rate for the Fund was 155% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. companies that, at the time of purchase, have a market capitalization that is within the range of the market capitalization of issuers in the Russell 2000® Value Index. As of October 31, 2025, the median market capitalization of the companies in the Russell 2000® Value Index is $774 million and the largest stock is $21.5 billion. The Fund may invest in depositary receipts and equity securities of foreign companies. Although the Fund invests primarily in common stocks (which include both exchange-listed and over-the-counter (“OTC”) securities), the Fund may invest in all types of equity and equity-related securities, including (without limitation):

●	Securities convertible into common stocks.

●	Shares of real estate investment trusts (“REITs”).

●	Warrants and rights to purchase common stocks.

●	Preferred stocks.

●	Exchange-traded limited partnerships.

Special Situations: The Fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

Strategies: The Adviser uses a value approach to select the Fund’s investments. Using this investment style, the Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what the Adviser believes to be their intrinsic values. The Adviser employs a bottom-up strategy, focusing on undervalued industries that the Adviser believes are experiencing positive change. The Adviser then uses both qualitative and quantitative methods to assess a security’s potential value. The portfolio manager managing the Fund and the analytical team meet with a multitude of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

Factors the Adviser looks for in selecting investments include (without limitation):

●	Increasing returns on invested capital.

●	Companies who have demonstrated an ability to generate high return on invested capital.

●	Companies which provide solid cash flows with appropriate capital.

●	Potential catalysts such as new products, cyclical upturns and changes in management.

●	Low market valuations relative to earnings forecast, book value, cash flow and sales.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

49

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Equity Securities Risk. The Fund may invest in, or have exposure to, equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

●

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

●

Foreign Securities Risk. International investing may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections, and differences in taxation, auditing and other financial practices. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its net asset value (“NAV”). Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

●

IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high

50

transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

●

Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

●

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Investors may lose money. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

●

OTC Risk. Securities traded on OTC markets are not listed and traded on an organized exchange such as the New York Stock Exchange (“NYSE”). Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Fund invests may not be as great as that of exchange-listed stocks and, if the Fund were to dispose of such stocks, the Fund may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time. In addition, penny stocks and pink sheet stocks can be classified as OTC stocks.

●

Portfolio Turnover Risk. The Fund may frequently trade its portfolio securities, resulting in higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. A portfolio turnover rate of 100% is considered to be high. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if the Adviser believes it wil improve the Fund’s performance.

●

REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. Additional risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITs) and liquidity risk. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, engage in dilutive offerings and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law or (ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended.

●

Rights and Warrants Risk. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk

51

that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

●

Small-Cap Companies Risk. The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

●

Special Situations Risk. The Fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

Performance Information

The bar chart and table below illustrate the performance of the Fund’s Institutional Class. The bar chart below shows you the performance of the Fund’s Institutional Class has varied year to year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information is available at www.bostonpartners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	18.26% (quarter ended December 31, 2022)
Worst Quarter:	-16.16% (quarter ended June 30, 2022)

The Fund’s Institutional Class year-to-date total return for the nine months ended September 30, 2025 was 4.56%.

52

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the one-year and since-inception periods to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Period Ended December 31, 2024
	1 Year	Since Inception December 29, 2021)
WPG Partners Select Small Cap Value Fund
Return Before Taxes	7.95%	10.12%
Return After Taxes on Distributions(1)	6.77%	7.75%
Return After Taxes on Distributions and Sale of Shares	4.95%	6.86%
Russell 3000® Total Return Index (reflects no deduction for fees, expenses or taxes)	23.81%	7.82%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	8.05%	1.90%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
One Beacon Street
Boston, MA 02108

Portfolio Manager

Eric Gandhi, CFA, Portfolio Manager of the Fund since inception in 2021.

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can purchase and redeem Institutional Class shares of the Fund only on days the NYSE is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: WPG Partners Select Small Cap Value Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Purchase and Redemption By Wire: Request routing instructions by calling U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-888-261-4073.

53

Redemption By Telephone: If you select the option on your account application, you may call the Transfer Agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

54

SUMMARY SECTION — WPG PARTNERS SMALL CAP VALUE DIVERSIFIED FUND

Investment Objective

The WPG Partners Small Cap Value Diversified Fund (the “Fund”) seeks capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell Institutional Class shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class shares of the Fund, which are not reflected in the tables or the examples below.

Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.41%
Total annual Fund operating expenses	1.21%
Fee waiver and/or expense reimbursement(1)	-0.11%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.10%

(1)

The Fund’s investment adviser, Boston Partners Global Investors, Inc. (the “Adviser”) has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 1.10%: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time, the Fund’s total annual fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.10% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in the Fund for the time periods indicated and that you hold or sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$1,121	$3,732	$6,544	$14,562

55

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the portfolio turnover rate for the Fund was 92% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. companies that, at the time of purchase, have a market capitalization that is within the range of the market capitalization of issuers in the Russell 2000® Value Index. As of October 31, 2025, the median market capitalization of the companies in the Russell 2000® Value Index is $774 million and the largest stock is $21.5 billion. The Fund may invest in depositary receipts and equity securities of foreign companies. Although the Fund invests primarily in common stocks, the Fund may invest in all types of equity and equity-related securities, including (without limitation):

●	Securities convertible into common stocks.

●	Shares of real estate investment trusts (“REITs”).

●	Warrants and rights to purchase common stocks.

●	Preferred stocks.

●	Exchange-traded limited partnerships.

Special Situations: The Fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

Strategies: The Adviser uses a value approach to select the Fund’s investments. Using this investment style, the Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what the Adviser believes to be their intrinsic values. The Adviser employs a bottom-up strategy, focusing on undervalued industries that the Adviser believes are experiencing positive change. The Adviser then uses both qualitative and quantitative methods to assess a security’s potential value. The portfolio managers managing the Fund meet with a multitude of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

Factors the Adviser looks for in selecting investments include (without limitation):

●	Increasing returns on invested capital.

●	Companies who have demonstrated an ability to generate high return on invested capital (ROIC).

●	Companies which provide solid cash flows with appropriate capital.

●	Potential catalysts such as new products, cyclical upturns and changes in management.

●	Low market valuations relative to earnings forecast, book value, cash flow and sales.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

56

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Equity Securities Risk. The Fund may invest in, or have exposure to, equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

●

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

●

Foreign Securities Risk. International investing may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections, and differences in taxation, auditing and other financial practices. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its net asset value (“NAV”). Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

57

●

IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

●

Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

●

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Investors may lose money. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

●

Micro-Cap Companies Risk. Micro-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro-cap companies may therefore be more volatile and the ability to sell them at a desirable time or price may be more limited.

●

REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. Additional risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITs) and liquidity risk. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, engage in dilutive offerings and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law or (ii) maintain their exemptions from registration under the 1940 Act.

●

Rights and Warrants Risk. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

58

●

Small-Cap Companies Risk. The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

●

Special Situations Risk. The Fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

Performance Information

The bar chart and table below illustrate the performance of the Fund’s Institutional Class. The bar chart below shows you how the performance of the Fund’s Institutional Class has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information is available at www.bostonpartners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	31.12% (quarter ended December 31, 2020)
Worst Quarter:	-35.92% (quarter ended March 31, 2020)

The Fund’s Institutional Class year-to-date total return for the nine months ended September 30, 2025 was 4.87%.

59

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
WPG Partners Small Cap Value Diversified Fund
Return Before Taxes	10.57%	12.26%	6.49%
Return After Taxes on Distributions(1)	8.71%	10.33%	4.96%
Return After Taxes on Distributions and Sale of Shares	7.08%	9.30%	4.66%
Russell 3000® Total Return Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	8.05%	7.29%	7.14%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
One Beacon Street
Boston, MA 02108

Portfolio Managers

Eric Gandhi, CFA, Portfolio Manager of the Fund since 2022.
Richard Shuster, CFA, Portfolio Manager since 2003.
Effective June 30, 2026, Mr. Shuster will no longer serve as a portfolio manager.
Gregory Weiss, Portfolio Manager since 2003.

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can purchase and redeem Institutional Class shares of the Fund only on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals. Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: WPG Partners Small Cap Value Diversified Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Purchase and Redemption By Wire: Request routing instructions by calling U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-888-261-4073.

60

Redemption By Telephone: If you select the option on your account application, you may call the Transfer Agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

61

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISKS

Each of Boston Partners All-Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Sustainability Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners Small Cap Value Fund II, WPG Partners Select Small Cap Value Fund, and WPG Partners Small Cap Value Diversified Fund (collectively referred to as the “Boston Partners Investment Funds” or the “Funds”) is a series of the Company, a Maryland Corporation. This section provides some additional information about the Funds’ investments and certain portfolio management techniques that certain Funds may use. More information about the Funds’ investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information (“SAI”).

Investment Objectives

Boston Partners All-Cap Value Fund

Boston Partners All-Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Boston Partners Global Equity Fund

Boston Partners Global Equity Fund seeks to provide long-term capital growth.

Boston Partners Global Sustainability Fund

Boston Partners Global Sustainability Fund seeks to provide long-term capital appreciation.

Boston Partners Long/Short Equity Fund

Boston Partners Long/Short Equity Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle.

Boston Partners Long/Short Research Fund

Boston Partners Long/Short Research Fund seeks to provide long-term total return.

Boston Partners Small Cap Value Fund II

Boston Partners Small Cap Value Fund II seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.benchmark net of fees.

WPG Partners Select Small Cap Value Fund

WPG Partners Select Small Cap Value Fund seeks to provide long-term capital appreciation.

WPG Partners Small Cap Value Diversified Fund

WPG Partners Small Cap Value Diversified Fund seeks capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations.

The Funds’ investment objectives may be changed by the Board of Directors (the “Board”) of the Company without shareholder approval. Shareholders will, however, receive 60 days’ prior notice of any changes. Any such changes may result in the Funds having investment objectives different from the objectives that the shareholder considered appropriate at the time of investment in the Funds.

Additional Information About the Funds’ Principal Investments and Risks

Counterparty Risk. Some of the derivatives entered into by a Fund are not traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. The participants in the over-the-counter market are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. Relying on a counterparty exposes a Fund to the risk that a counterparty will not settle a

62

transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing a Fund to suffer a loss. A counterparty defaulting on its payment obligations to a Fund will cause the value of an investment in the Fund to decrease. If a Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of a Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by a Fund. When a Fund is required to post margin or other collateral with a counterparty, including with a futures commission merchant or a clearing organization for futures or other derivative contracts, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. In the event of the counterparty’s bankruptcy or insolvency, a Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and a Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

A Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that a Fund will not sustain a loss on a transaction as a result.

Transactions entered into by a Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. A failure by any such entity may lead to a loss to a Fund.

Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher-rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value or default.

A security issuer’s default on its payment obligations to a Fund will cause the value of an investment in the Fund to decrease. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

When a Fund invests in over-the-counter derivatives (including options), it assumes a credit risk of the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on any counterparty exposes a Fund to the risk that such counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, causing the Fund to suffer a loss. A

63

counterparty’s default on its payment obligations to a Fund will cause the value of an investment in the Fund to decrease. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor, or counterparty.

If a Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Funds are neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of a Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

U.S. Government Securities are generally considered to be among the safest type of investment in terms of credit risk, but they are not guaranteed against price movements due to changing interest rates. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. Government Securities markets and ultimately the Funds. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

Currency Risk. A Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, actions of central banks or supranational entities and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, a Fund may incur transaction costs in connection with conversions between various currencies. Currency risk may be particularly high to the extent that a Fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information (including private shareholder information), corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s Adviser and other service providers (including, but not limited to, Fund accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been

64

identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Derivative Contracts. Each of the Funds, except for the Boston Partners Small Cap Value Fund II, may, but need not, use derivative contracts for any of the following purposes:

●

To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased; or

●	As a substitute for buying or selling currencies or securities.

●	To seek to enhance the Fund’s return in non-hedging situations.

Derivative contracts in which the Funds (except for the Boston Partners Small Cap Value Fund II) may invest include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate, total return or currency swaps. The Boston Partners Long/Short Research Fund, WPG Partners Select Small Cap Value Fund, WPG Partners Small Cap Value Diversified Fund, Boston Partners Global Sustainability Fund, and the Boston Partners Global Equity Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and certain related investments. Rule 18f-4 under the 1940 Act imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires the Funds to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are required to comply with Rule18f-4 and have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Liquidity of Futures Contracts. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. OTC instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent a Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the Commodity Futures Trading Commission (“CFTC”) and various exchanges limit the number of positions that a Fund may indirectly hold or control in particular commodities.

Non-U.S. Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No

65

domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, a Fund may not be afforded certain of the protections that apply to domestic transactions. In particular, funds received from a Fund to margin (collateralize) foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and the resulting potential profit or loss, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Forward Contracts. The Funds (except for the Boston Partners Small Cap Value Fund II) may utilize forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which a Fund maintains accounts may require the Fund to deposit margin for such trading. A Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that a Fund’s investment adviser would otherwise recommend, to the possible detriment of the Fund.

Swap Agreements. Swap agreements can be individually structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Funds are not limited to any particular form of swap agreement.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from a Fund. A Fund must be prepared to make swap payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty’s creditworthiness declines. Such a decrease in value might cause a Fund to incur losses.

Interest Rate Swaps, Total Return Swaps, Credit Default Swaps and Options on Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.

Total return swaps are contracts that obligate one party to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.

66

Options on swaps (“swaptions”) are options to enter into a swap agreement. The Funds may also purchase and write (sell) swaptions. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

The Funds, except for the Boston Partners Small Cap Value Fund II, may enter into the transactions described above to seek to increase total return (which is considered a speculative activity). The use of swaps and swaptions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Equity and Equity-Related Securities. Each of the Funds may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s NAV to fluctuate. The number of issuers in the Funds’ portfolios will vary over time.

Exchange-Traded Funds (ETFs). Each Fund may invest in ETFs to the extent permitted by the 1940 Act and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs may seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global, selects as representative of a market, market segment or industry sector. The portfolio of such an ETF generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, the ETF typically is designed so that its performance will correspond closely with that of the index it tracks. In some cases, an ETF may be actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection, and the individual investments in an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expected, and/or the actively-managed ETF’s portfolio management practices do not work to achieve their desired result. As a shareholder in an ETF, a Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

The market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the ETF shares bought or sold. An active trading market for shares of the ETF may not develop or be maintained. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, which could also lead to variances between the market price of the ETF’s shares and the underlying value of those shares. Certain ETFs or closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quotes

67

by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

Fixed Income Investments. The Boston Partners All-Cap Value Fund, WPG Partners Select Small Cap Value Fund, WPG Partners Small Cap Value Diversified Fund, Boston Partners Global Sustainability Fund, Boston Partners Long/Short Equity Fund, and the Boston Partners Long/Short Research Fund may each invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in a Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. A Fund may choose not to sell securities that are downgraded below the Fund’s minimum accepted credit rating after their purchase. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets.

Foreign Custody Risk. Each of the Funds may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Securities. Each of the Funds may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) directly or through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

In addition, the Funds may also invest in securities denominated in foreign currencies and in multinational currencies such as the Euro. The Funds will value their securities and other assets in U.S. dollars. Investments in securities of foreign issuers and securities denominated in foreign currencies involve special risks which include more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging and frontier markets. Frontier markets are a sub-set of emerging markets. Frontier market countries generally have smaller economies or less developed capital markets than traditional

68

emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s Shares to decline. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Adviser’s ability to evaluate local companies or their potential impact on a Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

The Boston Partners Global Sustainability Fund and the Boston Partners Global Equity Fund will normally invest a significant portion of their assets in the equity securities and equity-related instruments issued by non-U.S. companies. The Funds may invest in securities denominated in the currencies of a variety of developed, emerging and frontier market countries. Unless hedged, currency fluctuations may have a material impact on the performance of a portfolio of non-U.S. dollar-denominated securities and such a portfolio may experience a decline or increase in value, in U.S. dollar terms, due to fluctuations in currency exchange rates. The Adviser may, from time to time, but is not required to, hedge foreign currency exposure in the Funds’ portfolios. Further, the Funds may also from time to time enter into speculative currency positions independent of other positions in the Funds’ portfolios.

The Boston Partners Global Sustainability Fund and the Boston Partners Global Equity Fund may also invest in participatory notes. Participatory notes (commonly known as “P-notes”) are equity access products structured as debt obligations and used by investors to take positions in certain foreign securities. P-notes are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

In June 2016, the UK approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and the EU signed the Trade and Cooperation Agreement (“TCA”) on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. While the long-term effects of Brexit are currently unknown, Brexit has already resulted in volatility in European and global markets. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Funds’ investments.

69

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Funds’ investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Funds from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Funds’ ability to achieve their investment objectives, prevent the Funds from receiving payments otherwise due, increase diligence and other similar costs to the Funds, render valuation of affected investments challenging, or require the Funds to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Funds’ performance with respect to such investments, and thus the Funds’ performance as a whole.

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; global financial markets’ stability; and global economic conditions. These events could, in turn, adversely affect a Fund’s performance.

IPO Risk. Each of the Funds may invest in IPOs. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Large Shareholder Transactions Risk. Each of the Funds may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell its securities at times it would not otherwise do so, which may negatively impact its liquidity. In addition, large redemptions could lead to an increase in a Fund’s expense ratio due to a smaller asset base. However, this risk may be limited to the extent that the Adviser and a Fund have entered into a fee waiver and/or expense reimbursement arrangement. Large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

70

Liquidity Risk. A Fund may be subject to liquidity risk primarily due to investments in derivatives. Each Fund may invest up to 15% of its net assets in illiquid investments or instruments. Derivatives, such as swaps, options and warrants, may not be readily marketable and, therefore, may be deemed to be illiquid. An illiquid investment is an investment that a Fund reasonably expects can not be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Investments in illiquid assets involve the risk that a Fund may be unable to sell the asset or sell it at a reasonable price. In addition, a Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

Pursuant to Rule 22e-4, under the 1940 Act (“Rule 22de-4” or the “Liquidity Rule”) the Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to the rule. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

The Adviser will monitor the liquidity of restricted securities in a Fund under the supervision of the Board. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

An investment in derivatives is also subject to the risk that a Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, a Fund may be exposed to the risk of additional losses due to such delays.

Management Risk. Each Fund is subject to the risk of poor investment selection. In other words, the Adviser may not be successful in its strategy of taking long positions in stocks the Adviser believes to be undervalued and short positions in stocks the Adviser believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical mutual fund with only a long portfolio may make.

Market Risk. A Fund’s NAV and investment return will fluctuate based upon changes in the value of its investments. The market value of a Fund’s holdings is based upon the market’s perception of value and is not necessarily an objective measure of an investment’s value. There is no assurance that a Fund will realize its investment objective, and an investment in a Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in a Fund, or a Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, war, natural disasters, terrorism, conflicts and social unrest may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

The COVID-19 pandemic negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The impact of these events and other epidemics or pandemics in the future could adversely affect a Fund’s performance.

71

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. A Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. A Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

Advancements in technology may also adversely impact markets and the overall performance of a Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Micro-Cap Companies Risk. Each of the Funds may invest in micro-cap companies. Micro-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro-cap companies may therefore be more volatile and the ability to sell them at a desirable time or price may be more limited. Thus, the Fund’s NAV may increase and decrease by a greater percentage than the share prices of mutual funds that invest in the stocks of large capitalization companies.

Mid-Cap Companies Risk. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating histories, product lines, and managerial and financial resources than larger, more established companies. Additionally, mid-capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

OTC Risk. Securities traded on OTC markets are not listed and traded on an organized exchange such as the NYSE. Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Fund invests may not be as great as that of exchange-listed stocks and, if the Fund were to dispose of such stocks, the Fund may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time. In addition, penny stocks and pink sheet stocks can be classified as OTC stocks. The Fund may hold these stocks, which have considerable risks. First, it may be difficult to obtain financial data on such stocks. This makes fundamental analysis very difficult. Second, these classes of stocks are notoriously difficult to sell, meaning there will be some liquidity risk associated with holding them. OTC investments are generally limited to equities with sufficient liquidity.

Other Investment Companies. Each of the Funds may invest up to 10% of its total assets in the securities of other investment companies not affiliated with the Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested

72

or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. Investments in issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act will be considered illiquid investments and would be subject to a Fund’s 15% limitation on investments in illiquid investments.

Rule 12d1-4 under the 1940 Act permits funds to invest in other investment companies in excess of the limits described above. Rule 12d1-4 imposes conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Portfolio Concentration. Under normal market conditions, the Boston Partners Global Equity Fund portfolio will generally be diversified by country and geographic region.

Portfolio Turnover. Each of the Funds may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Funds’ performance.

Private Investments in Public Equity. The WPG Partners Select Small Cap Value Fund and WPG Partners Small Cap Value Diversified Fund may purchase equity securities in private placements that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Funds cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. Please see the Funds’ SAI for more information regarding illiquid investments.

REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. Additional risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITs) and liquidity risk. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, engage in dilutive offerings and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law or (ii) maintain their exemptions from registration under the 1940 Act.

Securities Lending. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio security loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund’s total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

73

Small-Cap Companies Risk. The Funds may invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than the market capitalization of companies in the Russell 2000® Value Index. Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than the market capitalization of companies in the Russell 2000® Value Index and are more susceptible to changes in the business cycle.

Some small capitalization equity securities in which the Funds invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for a Fund to dispose of a substantial block of such securities. The sale by a Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

Short Sales. The Boston Partners Long/Short Equity Fund and the Boston Partners Long/Short Research Fund will engage in short sales, and the Boston Partners All-Cap Value Fund may engage in short sales — including those that are not “against the box,” which means that each Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short — in accordance with the provisions of the 1940 Act. In a typical short sale, the Funds borrow from a broker a security in order to sell the security to a third party. The Funds are then obligated to return a security of the same issuer and quantity at some future date. The Funds realize a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales “against the box” may protect the Funds against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of investment leverage, and the amount of each Fund’s loss on a short sale is potentially unlimited.

Special Situations Risk. The WPG Funds may seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Funds.

Sustainable Investment Risk. The sustainability criterion required for investment by the Boston Partners Global Sustainability Fund may cause the Fund to not invest in certain industries or issuers. As a result, the Fund may be overweight or underweight in certain industries or issuers relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those industries or issuers. Sustainability information provided by issuers, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing issuers to engage in sustainable practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable business practices, which may result in the Fund selling a security when it might otherwise be disadvantageous to do so. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis.

Unseasoned Issuers Risk. The Boston Partners Long/Short Equity Fund and the Boston Partners Long/Short Research Fund may invest in unseasoned issuers’ securities. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

74

Temporary Investments. Each of the Funds may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Broad-Based Securities Market Indices

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The MSCI Emerging Markets Index - Net Return is a subset of the MSCI Emerging Markets Index that reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do no benefit from double taxation treaties. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The MSCI World Index - Net Return is a subset of the MSCI Emerging Markets Index that reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do no benefit from double taxation treaties. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. As of October 31, 2025, the median market capitalization of the companies in the Russell 2000® Value Index was $774 million and the largest stock was $21.5 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000® Value Index is a registered trademark of the Frank Russell Corporation.

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indices. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of October 31, 2025, the median market capitalization of the companies in the Russell 3000® Value Index was $2.1 billion and the largest stock was $3.4 trillion. The Russell 3000® Value Index is a registered trademark of the Frank Russell Corporation.

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 80% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index.

Disclosure of Portfolio Holdings

The complete portfolio holdings (or long positions only with respect to the Boston Partners All-Cap Value Fund, Boston Partners Long/Short Equity Fund, and the Boston Partners Long/Short Research Fund) of each of the Funds are publicly available on the Adviser’s website at www.bostonpartners.com as of the end of each

75

calendar month, 5 business days following the month end. Any postings will remain available on the website at least until the Funds file with the SEC their semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. A further description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

Investment Adviser

Boston Partners Global Investors, Inc. provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts.

Subject to the general supervision of the Board, the Adviser manages the Funds’ portfolios and is responsible for the selection and management of all portfolio investments of the Funds in accordance with the Funds’ respective investment objectives and policies.

The Adviser, located at One Beacon Street, Boston, MA 02108, is a subsidiary of ORIX Corporation Europe N.V. (formerly Robeco Groep N.V.), a Dutch public limited liability company (“ORIX Europe”). Founded in 1929, ORIX Europe is one of the world’s oldest asset management organizations. ORIX Europe is owned by ORIX Corporation, an integrated financial services group based in Tokyo, Japan.

Investment Advisory Agreement

For its services to the Funds, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of a Fund’s average daily net assets as follows:

Fund	Advisory fee as a percentage of average daily net assets
Boston Partners All-Cap Value Fund	0.70%
Boston Partners Global Equity Fund	0.90%
Boston Partners Global Sustainability Fund	0.80%
Boston Partners Long/Short Equity Fund	2.25%
Boston Partners Long/Short Research Fund	1.25%
Boston Partners Small Cap Value Fund II	0.85%
WPG Partners Select Small Cap Value Fund	0.90%
WPG Partners Small Cap Value Diversified Fund	0.80% of average daily net assets up to $500 million, and 0.75% of average daily net assets in excess of $500 million

Until December 31, 2026, the Adviser has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Funds as shown below. (excluding certain items discussed below), respectively. There can be no assurance that the Adviser will continue such waivers after their termination date. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause a Fund’s net annualized expense ratio to exceed the applicable expense limitation: short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes:

Fund	Institutional Class	Investor Class
Boston Partners All-Cap Value Fund	0.80%	1.05%
Boston Partners Global Equity Fund	0.95%	N/A
Boston Partners Global Sustainability Fund	0.90%	N/A
Boston Partners Long/Short Equity Fund	1.96%	2.21%

76

Fund	Institutional Class	Investor Class
Boston Partners Long/Short Research Fund	1.50%	1.75%
Boston Partners Small Cap Value Fund II	0.99%	1.24%
WPG Partners Select Small Cap Value Fund	1.10%	N/A
WPG Partners Small Cap Value Diversified Fund	1.10%	N/A

If at any time a Fund’s total annual Fund operating expenses for a year are less than the Fund’s respective expense limitation (as noted above), the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

A discussion regarding the basis for the Board’s renewal of the Funds’ Advisory Agreement with the Adviser is available in the Funds’ annual financial statements on Form N-CSR to shareholders for the fiscal year ended August 31, 2025.

Portfolio Managers

The investment results for different strategies of the Adviser are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies of the Adviser.

This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by the Adviser’s general research staff and, very often, by dedicated analysts to the particular strategy.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Funds.

Boston Partners All-Cap Value Fund

Duilio Ramallo, CFA, is the primary portfolio manager for the Fund.

Mr. Ramallo is a senior portfolio manager of the Adviser. He is responsible for managing the Boston Partners Premium Equity portfolios. Prior to assuming this role, he was the assistant portfolio fund manager for Boston Partners Small Cap Value portfolios and a research analyst. Mr. Ramallo joined the firm in 1995. He joined the firm from Deloitte & Touche LLP, where he spent three years, most recently in the Los Angeles office. He holds a B.A. degree in economics/business from the University of California, Los Angeles and an M.B.A. degree from the Anderson Graduate School of Management at UCLA. Mr. Ramallo holds the Chartered Financial Analyst® designation. He began his career in the investment industry in 1995.

For the fiscal year ended August 31, 2025, the Fund paid 0.65% (expressed as a percentage of average net assets) to the Adviser for its services.

Boston Partners Global Equity Fund

Christopher Hart, CFA, Joshua Jones, CFA, and Soyoung Song serve as portfolio managers for the Fund.

Mr. Hart is an equity portfolio manager for the Fund. Prior thereto, he was an assistant portfolio manager for the Boston Partners Small Cap Value products for three years. Before that, he was a research analyst and specialized in conglomerates, engineering and construction, building, machinery, aerospace & defense, and REITs sectors of the equity market. He joined the firm from Fidelity Investments where he was a research analyst. Mr. Hart holds a B.S. degree in finance, with a concentration in corporate finance from Clemson University. He holds the Chartered Financial Analyst designation. He began his career in the investment industry in 1991.

Mr. Jones is a portfolio manager of the Fund and also has research responsibilities for the Adviser’s Boston Partners investment team, specializing in the energy, metals and mining sectors of the equity market and is a global generalist. Mr. Jones has been with Boston Partners since 2006. He joined the firm from Cambridge

77

Associates where he was a consulting associate specializing in hedge fund clients. Mr. Jones holds a B.A. degree in economics from Bowdoin College. He holds the Chartered Financial Analyst designation. He began his career in the investment industry in 2004.

Mr. Song is a portfolio manager for the Fund, and is a portfolio manager of the Boston Partners Global Equity, Global Long/Short Equity, and International Equity strategies, as well as the lead portfolio manager of the Boston Partners Global Sustainability strategy. Previously, he served as an equity analyst, specializing in developed non-U.S. industrials, materials, and transportation sectors of the equity market. Before joining Boston Partners in April 2019, he was a managing director at ThornTree Capital with responsibility for its global industrials long/short portfolio. Prior to that, Mr. Song was a managing director at Bain Capital’s Brookside Fund where he co-managed its global industrials long/short portfolio. He began his investing career at Bain Capital in its North American private equity practice. Before transitioning to a career in investments, he was a consultant at McKinsey & Company. Mr. Song earned an M.B.A. from Harvard Business School, an M.Sc. in Clinical Medicine from Oxford University, and an A.B. in Biochemical Sciences from Harvard College, where he graduated summa cum laude. Mr. Song began his career in the investment industry in 2005.

For the fiscal year ended August 31, 2025, the Boston Partners Global Equity Fund paid 0.74% (expressed as a percentage of average net assets) to the Adviser for its services.

Boston Partners Global Sustainability Fund

Soyoun Song serves as portfolio manager for the Fund.

Mr. Song is a portfolio manager for the Fund, and is a portfolio manager of the Boston Partners Global Equity, Global Long/Short Equity, and International Equity strategies, as well as the lead portfolio manager of the Boston Partners Global Sustainability strategy. Previously, he served as an equity analyst, specializing in developed non-U.S. industrials, materials, and transportation sectors of the equity market. Before joining Boston Partners in April 2019, he was a managing director at ThornTree Capital with responsibility for its global industrials long/short portfolio. Prior to that, Mr. Song was a managing director at Bain Capital’s Brookside Fund where he co-managed its global industrials long/short portfolio. He began his investing career at Bain Capital in its North American private equity practice. Before transitioning to a career in investments, he was a consultant at McKinsey & Company. Mr. Song earned an M.B.A. from Harvard Business School, an M.Sc. in Clinical Medicine from Oxford University, and an A.B. in Biochemical Sciences from Harvard College, where he graduated summa cum laude. Mr. Song began his career in the investment industry in 2005.

For the fiscal year ended August 31, 2025, the Fund paid 0.00% (expressed as a percentage of average net assets) to the Adviser for its services.

Boston Partners Long/Short Equity Fund

Patrick Regan, CFA, serves as the sole portfolio manager of the Fund.

Mr. Regan is a portfolio manager for the Boston Partners Long/Short Equity Fund. Prior to this role, he was a long/short generalist with Boston Partners specializing in fundamental research of stocks held in Boston Partners’ Long/Short Equity products. He rejoined the firm after spending nearly six years with Westfield Capital, where he managed the financial sector sleeves of Westfield Capital’s small, small/mid, mid, large and all cap funds. He was also a voting member on the Westfield Investment Committee. Before that, Mr. Regan was a research analyst with Boston Partners Asset Management for ten years, where he covered numerous market sectors, including the financial, consumer, and software sectors. He began his post-graduate career at Broadview International, LLC, where he was an associate specializing in technology mergers and acquisitions. Mr. Regan holds a B.A. degree in economics from Colby College, and an M.B.A. degree from The Wharton School at the University of Pennsylvania. He holds the Chartered Financial Analyst® designation. He began his career in the investment industry in 1995.

For the fiscal year ended August 31, 2025, the Fund paid 1.65% (expressed as a percentage of average net assets) to the Adviser for its services.

78

Boston Partners Long/Short Research Fund

Joseph Feeney, Jr., CFA, and Scott Burgess, CFA, serve as portfolio managers for the Fund.

Mr. Feeney is Chief Executive Officer and Co-Chief Investment Officer for Boston Partners. He is responsible for the firm’s strategic, financial and operating decisions, and all aspects of investment management including the firm’s fundamental and quantitative research groups. He was one of the original partners of Boston Partners Asset Management in 1995. Prior to assuming these roles, he was Director of Research. Mr. Feeney joined the firm upon its inception in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios. He began his career at the Bank of Boston where he was a loan officer specializing on highly leveraged loan portfolios. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Beta Kappa) from the University of New Hampshire and an M.B.A. with High Honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is past President of the Fixed Income Management Society of Boston. He began his career in the investment industry in 1985.

Mr. Burgess is an equity analyst with Boston Partners, specializing in the technology and electronics sectors of the equity market. He joined the firm after spending three years with Putnam Investments where he was a senior investment associate. Mr. Burgess holds a B.S. degree in economics and a B.S. degree in chemical engineering from The Wharton School and The School of Engineering and Applied Science, respectively, at the University of Pennsylvania. He also holds an M.B.A. degree from the University of Chicago Graduate School of Business. He holds the Chartered Financial Analyst® designation. He began his career in the investment industry in 1999.

For the fiscal period ended August 31, 2025, the Fund paid 1.25% (expressed as a percentage of average net assets) to the Adviser for its services.

Boston Partners Small Cap Value Fund II

George Gumpert, CFA, serves as the sole portfolio manager of the Fund.

Mr. Gumpert is a Senior Portfolio Manager for the Boston Partners Small Cap Value products. Previously, he was a research analyst and specialized in the small capitalization sectors of the equity market. He joined the firm in 2000 from AIG International Asset Management where he was a commodities analyst. Mr. Gumpert holds a B.A. degree in economics from Amherst College. He holds the Chartered Financial Analyst designation. He began his career in the investment industry in 1999.

For the fiscal year ended August 31, 2025, the Fund paid 0.82% (expressed as a percentage of average net assets) to the Adviser for its services.

WPG Partners Select Small Cap Value Fund

Eric Gandhi, CFA, serves as portfolio manager for the Fund.

Mr. Gandhi is the lead portfolio manager for the WPG Partners Small Cap Value team and sole portfolio manager of WPG Select Small Cap Value. He joined WPG Partners in July 2012 as a research analyst with a concentration in the technology, media, telecom, and consumer sectors. Prior to joining the firm, Mr. Gandhi was an Associate in the investment banking division at Needham & Company. He graduated with a B.S. from the University of Maryland and received an M.B.A. from Columbia Business School, where he currently teaches Applied Value Investing as an adjunct professor. Mr. Gandhi holds the Chartered Financial Analyst® designation. He began his career in the investment industry in 2007.

For the fiscal year ended August 31, 2025 the Fund paid 0.94% (expressed as a percentage of average net assets) to the Adviser for its services.

WPG Partners Small Cap Value Diversified Fund

Eric Gandhi, CFA, Richard Shuster, CFA, and Gregory Weiss serve as portfolio managers for the Fund. Effective June 30, 2026, Mr. Shuster will no longer serve as a portfolio manager, and instead assume the role of Senior Adviser at the firm.

79

Mr. Gandhi is the lead portfolio manager for the WPG Partners Small Cap Value team and sole portfolio manager of WPG Select Small Cap Value. He joined WPG Partners in July 2012 as a research analyst with a concentration in the technology, media, telecom, and consumer sectors. Prior to joining the firm, Mr. Gandhi was an Associate in the investment banking division at Needham & Company. He graduated with a B.S. from the University of Maryland and received an M.B.A. from Columbia Business School, where he currently teaches Applied Value Investing as an adjunct professor. Mr. Gandhi holds the Chartered Financial Analyst® designation. He began his career in the investment industry in 2007.

Mr. Shuster is a portfolio manager for the WPG Partners Small Cap Value team. He joined WPG Partners in mid-1999 to head the firm’s Small Cap Value team. He joined the firm from APM Partners, where he was a Managing Partner responsible for managing a small-cap value hedge fund. Mr. Shuster began his investment career as a financial analyst with Donaldson Lufkin & Jenrette, later moving to First City Capital, where he spent three years as a Vice President, research analyst. Previously, he was a portfolio manager with Value Equity Associates where he co-managed an event-driven stock portfolio. He holds a B.S. in Economics from the University of Pennsylvania and the Chartered Financial Analyst® designation. Mr. Shuster began his career in the investment industry in 1983, specializing in small-cap equity investing since 2000.

Mr. Weiss is a portfolio manager for the WPG Partners Small Cap Value team. He joined WPG Partners in mid-1999 from Bear Stearns where he began his investment career in 1995 as an equity analyst, responsible for covering the building materials, nonferrous metals, steel, and steel-related industries. Mr. Weiss holds a B.A. in Psychology from Cornell University. He began his career in the investment industry in 1993.

For the fiscal year ended August 31, 2025, the Fund paid 0.69% (expressed as a percentage of average net assets) to the Adviser for its services.

Marketing Arrangements

The Adviser or their affiliates may pay additional compensation, out of profits derived from the Adviser’s management fees and not as an additional charge to the Funds managed by the Adviser, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 distribution and/or service plan of the Funds, any record keeping or sub-transfer agency fees payable by the Funds, or other fees described in the fee table or elsewhere in this Prospectus or the SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force, conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Funds available to its customers and may allow the Funds greater access to the financial institution’s customers.

80

Other Service Providers. The following chart shows the Funds’ service providers and includes their addresses and principal activities.

Shareholders

Distribution and Shareholder Services

Principal Underwriter

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, ME 04101

Facilitates the distribution of shares and provides administrative services to beneficial shareholders of each Fund.

Transfer Agent and Dividend Disbursing Agent

U.S. Bank Global Fund Services
615 East Michigan Street*
Milwaukee, WI 53202

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy, sell and exchange requests.

*Do not use this address for purchase and redemptions. Please see “Purchase of Fund Shares” and “Redemption of Fund Shares” sections for further instructions.

Asset Management	Investment Adviser Boston Partners Global Investors, Inc. One Beacon Street Boston, MA 02108 Manages the Funds’ investment activities.	Custodian U.S. Bank, N.A. 1555 North RiverCenter Drive Milwaukee, WI 53212 Holds the Funds’ assets, settles all portfolio trades and collects income and maturity proceeds.

Fund Operations

Administrator and Fund Accounting Agent

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Provides facilities, equipment and personnel to carry out administrative services related to the Funds and calculates each Fund’s net asset value, dividends and distributions.

Board of Directors Supervises the Funds’ activities.

81

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Institutional Class shares and Investor Class Share of the Funds (“Shares”) are priced at their NAV. The NAV per share of each Fund is calculated as follows:

NAV =	-	Value of Assets Attributable to the Class of Shares Value of Liabilities Attributable to the Class of Shares
Number of Outstanding Shares of each Class of Shares

Each Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. Each Fund will effect purchases and redemptions of Shares at the NAV next calculated after receipt by the Transfer Agent of your purchase order or redemption request in good order (as described below). If a Fund holds securities that are primarily held on non-U.S. exchanges, the NAV of the Fund’s Shares may change on days when shareholders will not be able to purchase or redeem the Fund’s Shares.

A Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs, REITs and closed-end investments companies will be valued at their market price.

If market quotations are unavailable or deemed unreliable by the Funds’ administrator, in consultation with the Adviser, securities will be valued by the Adviser, as the Fund’s valuation designee (the “Valuation Designee”). in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its Shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Board. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

82

Market Timing

In accordance with the policy adopted by its Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of a Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Funds generally limit the number of exchanges to six (6) exchanges per year and one exchange per calendar month. The Funds may waive such exchange limits in certain circumstances. For further information on exchanges, please see the section titled “Shareholder Information — Exchange Privilege.”

Pursuant to the policy adopted by the Board, the Adviser has developed criteria that they use to identify trading activity that may be excessive. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund.

If necessary, the Company may prohibit additional purchases of Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that a Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Shareholder Service Fees

The Board has adopted a Shareholder Services Plan (the “Plan”) for the Institutional Class Shares of the WPG Partners Select Small Cap Value Fund and the WPG Partners Small Cap Value Diversified Fund authorizing these Funds to pay securities dealers, plan administrators or other service organizations (“Service Organizations”) who agree to provide certain shareholder and administrative services to plans or plan participants holding Institutional Class Shares of the Funds a service fee at an annual rate of up to 0.25% of the average daily net asset value of Institutional Class Shares beneficially owned by such plan participants. The services provided under the Plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Fund. Please find more information on Service Organizations under the section entitled “Purchase of Fund Shares — Purchases through Intermediaries” in this Prospectus. As of the date of this Prospectus, the Board has determined not to implement the Plan for the WPG Partners Select Small Cap Value Fund.

83

Purchase of Fund Shares

Except for Shares of the Boston Partners Global Sustainability Fund, Shares representing interests in the Funds are offered continuously for sale by Quasar Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), a broker-dealer registered with the SEC. Shares of the Boston Partners Global Sustainability Fund are not available for purchase. Institutional Class shares and the Investor Class shares of the Funds are available for purchase by investors who meet the investment minimums described below under “General.” An exchange between the Institutional Class shares and the Investor Class shares of any Fund is generally not permitted.

Purchases Through Intermediaries. Except for Shares of the Boston Partners Global Sustainability Fund, Shares of the Funds may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Shares of the Boston Partners Global Sustainability Fund are not available for purchase. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by a Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund’s NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, the Adviser or its affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

The Funds may enter into agreements with Service Organizations pursuant to which a Fund will pay a Service Organization for networking, sub-transfer agency, sub-administration and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Service Organization or (2) a fixed dollar amount for each account serviced by the Service Organization. The aggregate amount of these payments may be substantial.

Institutional Class shares may also be available on brokerage platforms of firms that have agreements with the Company to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Institutional Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.

General. Except for Shares of the Boston Partners Global Sustainability Fund, you may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order as described below. Shares of the Boston Partners Global Sustainability Fund are not available for purchase. The Funds’ NAVs are calculated once daily at the close of regular trading hours on the NYSE

84

(generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in any Fund for Institutional Class and Investor Class shares is $100,000 and $2,500, respectively, and the minimum additional investment for Institutional Class and Investor Class shares is $5,000 and $100, respectively. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can purchase Shares of each Fund only on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. Subject to acceptance by the Funds, an account may be opened by completing and signing an account application and mailing it to the Funds at the address noted below, together with a check payable to Boston Partners Investment Funds. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Regular Mail:	Overnight Mail:
Boston Partners Investments Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Boston Partners Investment Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Avenue, Suite 219252 Kansas City, MO 64105-1307

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Funds. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

Initial Investment By Wire. If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank N.A.
777 East Wisconsin Ave
Milwaukee WI 53202
ABA 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

85

For Further Credit to:
Boston Partners Investment Funds
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Telephone Purchase. Investors may purchase additional shares of the Funds by calling 1-888-261-4073. If you did not decline this option on your account application, and your account has been open for at least 7 business days, telephone orders, in amounts of $100 or more, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the NAV calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Additional Investments. Additional investments may be made at any time (minimum additional investment $5,000 and $100 for Institutional Class shares and Investor Class shares, respectively) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under “Initial Investment by Mail” (payable to Boston Partners [name of Fund]), by electronic funds transfer through the ACH network as indicated under “Telephone Purchase”, or by wiring monies as outlined under “Initial Investment by Wire.” Initial and/or additional purchases made by check or electronic funds transfer through the ACH network cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase. This delay will not apply if you purchased your shares via wire payment.

Automatic Investment Plan. Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through an automatic investment plan (the “Automatic Investment Plan”). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, bi-monthly, quarterly, or semi-annual basis. In order to participate in the Automatic Investment Plan, each purchase for Institutional Class shares must be in the amount of $5,000 or more ($50 or more for the WPG Partners Small Cap Value Diversified Fund) and each purchase for Investor Class shares must be in the amount of $100 or more. Your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Automatic Investment Plan, please complete the Automatic Investment Plan section on the account application or call the Funds’ transfer agent at 1-888-261-4073 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to effective date.

Retirement Plans. The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-888-261-4073 for information on:

●	Individual Retirement Plan, including Traditional IRAs and Roth IRAs

●	Small Business Retirement Plans, including Simple IRAs and SEP IRAs

●	Coverdell Education Savings Accounts

86

There may be special distribution requirements for retirement accounts, such as required distributions or mandatory federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Purchases in Kind. In certain circumstances, Shares of the Funds may be purchased “in kind” (i.e., in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by the Funds will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The Shares of the Funds that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds by the investor upon receipt from the issuer. The Funds will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Funds and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Funds.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to the Board’s discretion, the Adviser will monitor each Fund’s total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund’s strategy. Subject to the Board’s discretion, the Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund’s size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.	Fee-based advisory model programs or financial advisors who manage fee-based wrap accounts that systematically trade in and out of the closed Fund based on model portfolio allocations;

b.	Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company;

c.	Existing and future clients of registered investment advisers and planners whose clients already hold Shares of the closed Fund on transaction fee and non-transaction fee platforms;

d.	Existing and future clients of consultants whose clients already hold shares of the closed Fund;

e.	Certain financial intermediaries by arrangement with the Company;

f.	Employees of the Adviser and their spouses, parents and children;

g.	Directors of the Company; and

h.	Defined contribution retirement plans of private employers and governed by ERISA or of state and local governments.

Other persons who are shareholders of other Boston Partners Investment Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

87

The Adviser is authorized to waive the minimum initial and subsequent investment requirements.

The Adviser reserves the right to close the Boston Partners Long/Short Equity Fund to new investments from time to time at its discretion, should the assets of the Fund decline by more than 5% from the date of the last closing of the Fund. In addition, if the Adviser closes the Boston Partners Long/Short Equity Fund, the Adviser has discretion to open the Fund thereafter should the assets of the Fund increase by more than 5% from the date of the last reopening of the Fund. Subject to the approval of the Board, the Adviser may also choose to close the Boston Partners Long/Short Equity Fund to new investments at any time, and may subsequently open the Fund again should concerns regarding the Fund’s size recur.

Good Order. A purchase request is considered to be in good order when the purchase request includes the name of the Fund, the dollar amount of shares to be purchased, your account application or investment stub, and a check payable to the Fund. Purchase requests not in good order may rejected.

Customer Identification Program. Please note that the Transfer Agent must verify certain information on your account application as part of the Company’s Anti-Money Laundering Program. You must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. Applications without the required information will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

Normally, your investment professional will send your request to redeem Shares to the Transfer Agent. Consult your investment professional for more information. You can redeem some or all of your Fund Shares directly through the Fund only if the account is registered in your name.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

IRA and Other Retirement Plan Redemptions

If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-888-261-4073. Investors will be asked whether or not to withhold taxes from any distribution.

Redemption By Mail. Your redemption request should be sent to:

Boston Partners Investment Funds
c/o U.S. Bank Global Fund Services

PO Box 219252
Kansas City, MO 64121-9252

If sent by overnight mail to:
Boston Partners Investment Funds
c/o U.S. Bank Global Fund Services

801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105-1307

88

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days.

The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Redemption By Telephone. Unless you have declined telephone transaction privileges on your account application, you may redeem your shares by telephone by calling the Transfer Agent at 1-888-261-4073. Adding telephone redemption to an existing account may require a signature guarantee or other acceptable form of authentication from a financial institution source.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Plan — WPG Partners Small Cap Value Diversified Fund. As another convenience, you may redeem your WPG Partners Small Cap Value Diversified Fund shares through a systematic withdrawal plan (the “Systematic Withdrawal Plan”). Under the Systematic Withdrawal Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly

89

or annual basis. In order to participate in the Systematic Withdrawal Plan, your account balance must be at least $10,000 and each payment should be a minimum of $50. If you elect this method of redemption, the WPG Partners Small Cap Value Diversified Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The Systematic Withdrawal Plan may be terminated at any time by the WPG Partners Small Cap Value Diversified Fund. You may also elect to terminate your participation in the Systematic Withdrawal Plan at any time by contacting the Transfer Agent in writing or by telephone at least five (5) days prior to the next withdrawal.

A withdrawal under the Systematic Withdrawal Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

Involuntary Redemption. The Funds reserve the right to redeem a shareholder’s account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

The Funds may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of a Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Funds recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC and the Company’s Policy and Procedures Related to the Processing of In-Kind Redemptions. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

Good Order. A redemption request is considered to be in good order when the redemption request includes the name of the Fund, the number of shares or dollar amount to be redeemed, the account number, and signatures by all of shareholders whose names appear on the account registration with a signature guarantee, if applicable. Redemption requests not in good order may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. The Boston Partners Investment Funds reserve the right, at their sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions

90

when, in the judgment of management, such change or discontinuance is in the best interests of the Funds. A shareholder may exchange Institutional Class or Investor Class shares of any Boston Partners Investment Fund for Institutional Class or Investor Class shares, respectively, in an identically registered account of another Boston Partners Investment Fund. Such an exchange will be effected at the NAV of the exchanged Institutional Class or Investor Class Shares and the NAV of the Institutional Class or Investor Class Shares to be acquired next determined after the Transfer Agent’s receipt of a request for an exchange. An exchange of Shares of one Boston Partners Investment Fund for Shares of another Boston Partners Investment Fund will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see “Redemption by Telephone” above). Defined contribution plans are not subject to the above exchange limitations.

Shares of each class of a Boston Partners Investment Fund represent equal pro rata interests in the Funds and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Institutional Class Shares can be expected to differ from the total return on Investor Class Shares. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes on an exchange of Investor Class Shares for Institutional Class Shares of the same Boston Partners Investment Fund. Under Internal Revenue Code section 1036, an exchange of shares of one class for shares of another class of the same Fund constitutes a nontaxable exchange for federal income tax purposes, and your basis and holding period for your existing shares will carry over to your new shares. The Funds intend to report any such exchange as an entirely nontaxable transaction.

If the exchanging shareholder does not currently own Institutional Class Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See “Redemption by Mail” for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days’ written notice to shareholders.

If a shareholder wants to exchange Shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund’s minimum investment requirement for a new account. If a shareholder wants to exchange Shares into an existing account, the dollar value of the Shares must equal or exceed the Fund’s minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

In addition, beneficial holders with financial intermediary sponsored fee-based programs are eligible to exchange their shares in a particular share class of a Fund for Shares in a different share class of a Fund if the shareholder meets the eligibility requirement for that class of Shares or the shareholder is otherwise eligible to purchase that class of shares. Such an exchange will be affected at the NAV of the shares next calculated after the exchange request is received by the Transfer Agent in good order. Investors who hold Institutional Class Shares of any Boston Partners Investment Fund through a financial intermediary sponsored fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Institutional Class Shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Institutional Class Shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

The Funds’ exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Boston Partners Investment Funds) that is deemed to be disruptive to efficient portfolio management.

91

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Funds will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to the Adviser’s website at www.bostonpartners.com or a free copy may be obtained by calling 1-888-261-4073.

The Funds may pay additional distributions and dividends at other times if necessary for a Fund to avoid U.S. federal tax. The Funds’ distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

All distributions will be reinvested in Fund shares unless you elect to receive cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the Funds’ current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund Shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend).The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

92

A Fund may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to such Fund’s investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by a Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from a REIT reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s Shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Fund Shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

It is expected that the Boston Partners Global Equity Fund, and Boston Partners Global Sustainability Fund, will each be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies. If more than 50% of these Funds’ assets are stock and securities of foreign corporations, they may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. Only the portions of Fund dividends that are attributable to dividends a Fund receives from U.S. companies may qualify for this dividends-received deduction. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your Shares, including an exchange for Shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund Shares for over twelve months at the time you dispose of them.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a disposition of Shares of a Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

For Shares acquired on or after January 1, 2012, each Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such Shares are sold or exchanged. Each Fund intends to elect to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your Shares at the time of each sale or exchange. If your account is held by your broker

93

or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such Shares were acquired with borrowed funds.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of regulated investment companies such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Funds’ net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Funds’ interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Funds.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of Shares in the Funds, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Funds.

However, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Funds will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in a Fund.

Shares of the Funds have not been registered for sale outside of the United States and certain United States territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund Shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

94

Multi-Class Structure

Each Fund, except the Boston Partners Global Equity Fund, Boston Partners Global Sustainability Fund, WPG Partners Select Small Cap Value Fund, WPG Partners Small Cap Value Diversified Fund, also offers Investor Class Shares, which are offered directly to individual investors. Shares of each class of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Institutional Class Shares of a Fund can be expected to differ from the total return on Investor Class Shares of the same Fund.

95

ADDITIONAL INFORMATION

Electronic Delivery

Consistent with the Funds’ commitment to environmental sustainability, you may sign up to receive quarterly statements, and tax forms statements electronically. You may also sign up to receive the Funds’ financial statements and Prospectuses electronically at www.bostonpartners.com. You may change your delivery preference and resume receiving these documents through the mail at any time by updating your electronic delivery preferences at www.bostonpartners.com or by contacting the Funds at 1-888-261-4073.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-261-4073 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholder, Inactive Accounts and Unclaimed Property

It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-888-261-4073 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

96

APPENDIX A

Prior Performance of Similarly Advised Accounts of the Boston Partners Global Equity Fund

The Adviser has experience in managing other accounts with substantially similar investment objectives, policies and strategies as the Boston Partners Global Equity Fund. The table on the following pages is provided to illustrate the past performance of the Adviser in managing all such other accounts and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. The performance information has been adjusted to show the performance of the other accounts net of the Fund’s annual operating expenses for the fiscal year ended August 31, 2011 (after contractual waivers that were in place until September 30, 2013). The other accounts’ fees and expenses are lower than those of the Fund. The Fund’s results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Returns (since July 31, 2008)1,2,3,4,5

COMPOSITE — PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	1.90%	3.43%	0.83%	4.56%	(1.85)%	(1.16)%	(1.11)%	(7.73)%	(8.67)%	11.36%	(2.36)%
2010	(3.84)%	0.42%	5.94%	0.28%	(9.73)%	(4.56)%	7.66%	(3.68)%	10.10%	4.62%	(2.53)%	8.79%	11.93%
2009	(8.69)%	(9.47)%	5.20%	11.74%	8.46%	0.05%	7.44%	5.34%	4.35%	(1.10)%	2.87%	2.10%	29.35%
2008							(2.35)%	(0.54)%	(9.54)%	(19.20)%	(6.15)%	3.18%

COMPOSITE — GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	2.01%	3.54%	0.94%	4.67%	(1.74)%	(1.05)%	(1.00)%	(7.62)%	(8.56)%	11.47%	(2.25)%
2010	(3.73)%	0.52%	6.05%	0.39%	(9.62)%	(4.46)%	7.77%	(3.58)%	10.21%	4.73%	(2.42)%	8.90%	13.38%
2009	(8.59)%	(9.36)%	5.31%	11.85%	8.57%	0.16%	7.54%	5.45%	4.46%	(1.00)%	2.98%	2.21%	31.01%
2008							(2.24)%	(0.43)%	(9.43)%	(19.09)%	(6.04)%	3.29%

MSCI® WORLD INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	2.28%	3.55%	(0.94)%	4.31%	(1.97)%	(1.54)%	(1.79)%	(7.00)%	(8.60)%	10.37%	(2.38)%
2010	(4.11)%	1.45%	6.25%	0.07%	(9.48)%	(3.39)%	8.13%	(3.69)%	9.36%	3.75%	(2.11)%	7.39%	13.24%
2009	(8.73)%	(10.17)%	7.60%	11.32%	9.19%	(0.41)%	8.50%	4.17%	4.02%	(1.76)%	4.14%	1.83%	30.79%
2008							(2.42)%	(1.36)%	(11.85)%	(18.93)%	(6.40)%	3.26%

97

SUMMARY STATISTICS (periods ended November 30, 2011)1,2,3,4,5
RETURN

	YTD	1 Year	2 Years	3 Years	Since July 1, 2008
Pro Forma Net Of Fees	(2.33)%	6.26%	5.65%	13.42%	(0.82)%
Gross Of Fees	(1.15)%	7.64%	7.03%	14.89%	0.48%
MSCI® World Index	(5.00)%	2.02%	4.25%	12.96%	(2.17)%

1

Performance was calculated using Global Investment Performance Standards (“GIPS”). This method of calculating performance differs from the SEC’s standardized methodology, which may produce different results.

2	Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.

3	Performance is presented gross and net of the Fund’s annual fund operating expenses (after contractual waivers that were in place until September 30, 2013).

4	The MSCI® World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

5

Although the other accounts commenced operations on January 1, 2007 or April 17, 1998, the other accounts only began investing in accordance with their current investment strategies on July 1, 2008. The performance shown represents performance since the other accounts began investing in accordance with their current investment strategies.

98

APPENDIX B

Prior Performance of Similarly Advised Accounts of the Boston Partners Global Sustainability Fund

The Adviser has experience in managing other accounts with substantially similar investment objectives, policies and strategies as the Boston Partners Global Sustainability Fund. The tables on the following pages are provided to illustrate the past performance of the Adviser in managing all such other accounts and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. The performance information has been adjusted to show the performance of the other accounts net of the Fund’s annual operating expenses for the fiscal year ended August 31, 2021 (after contractual waivers that will be in place until December 31, 2023). The other accounts’ fees and expenses are lower than those of the Fund. The Fund’s results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Returns (since November 30, 2019)1,2,3,4,5

COMPOSITE — PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2021	(1.08)%	5.75%	6.01%	2.27%	3.92%	(1.60)%	(0.26)%	0.96%	(2.62)%
2020	(1.72)%	(9.10)%	(12.26)%	9.25%	3.50%	0.77%	4.34%	4.12%	(2.62)%	(3.23)%	10.57%	3.39%	4.24%
2019											2.40%	3.20%	5.68%

COMPOSITE — GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2021	(1.02)%	5.81%	6.07%	2.34%	3.98%	(1.54)%	(0.20)%	1.03%	(2.56)%
2020	(2)%	(9.05)%	(12.20)%	9.31%	3.56%	0.83%	4.40%	4.18%	(2.83)%	(3.17)%	10.64%	3.46%	5.02%
2019											2.46%	3.27%	5.81%

MSCI® WORLD INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2021	(0.99)%	2.56%	3.33%	4.65%	1.44%	1.49%	1.79%	2.49%	(4.15)%
2020	(0.61)%	(8.45)%	(13.23)%	10.92%	4.83%	2.65%	4.78%	6.68%	(3.45)%	(3.07)%	12.79%	4.24%	15.90%
2019											2.79%	3.00%	5.86%

99

SUMMARY STATISTICS (periods ended September 30, 2021)1,2,3,4
RETURN

	YTD	1 Year	Since November 1, 2019
Pro Forma Net of Fees	13.73%	25.83%	12.48%
Gross of Fees	14.37%	26.77%	13.33%
MSCI® World Index	13.04%	28.82%	18.61%

1

Performance was calculated using Global Investment Performance Standards (“GIPS”). This method of calculating performance differs from the SEC’s standardized methodology, which may produce different results.

2	Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.

3	Performance is presented gross and net of the Fund’s annual fund operating expenses (after contractual waivers that will be in place until December 31, 2023).

4

The MSCI® World Index captures large and mid cap representation across 23 Developed Markets (DM) countries*. With 1,561 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

100

APPENDIX C

Prior Performance of Similarly Advised Account of the Boston Partners Long/Short Research Fund

The Adviser has experience in managing a private fund with substantially similar investment objectives, policies and strategies as the Boston Partners Long/Short Research Fund. The table on the following page is provided to illustrate the past performance of the Adviser in managing the private fund and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. The performance information has been adjusted to show the performance of the private fund net of the Fund’s annual fund operating expenses for the fiscal year ended August 31, 2011 (after contractual waivers that were in place through December 31, 2012).The fees and expenses of the Fund are higher than those of the private fund, in part, because the general partner of the private fund waived its right to receive an incentive allocation from each limited partner’s capital account, generally equal to 20% of any profits achieved in a fiscal year after recoupment of prior losses. The Fund’s results in the future also may be different because the private fund is not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the private fund. In addition, the securities held by the Fund will not be identical to the securities held by the private fund.

The performance of the private fund is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Performance Table (since inception April 1, 2002)1,2,3,4

PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(1.02)%	2.17%	2.67%	0.16%	(3.71)%	(3.46)%	4.01%	(3.71)%	5.96%
2009	(0.46)%	(5.5)%	3.55%	6.04%	3.68%	2.12%	2.16%	2.78%	(0.28)%	(0.75)%	2.80%	1.35%	18.40%
2008	1.25%	0.69%	(4.35)%	2.02%	2.78%	(3.24)%	0.99%	1.89%	(3.10)%	(4.68)%	(5.19)%	2.79%	(8.38)%
2007	0.98%	0.73%	0.61%	2.69%	1.29%	(0.69)%	(2.31)%	0.87%	2.37%	(0.74)%	0.78%	(0.62)%	6.01%
2006	1.82%	(1.19)%	0.17%	0.67%	(0.58)%	0.23%	0.60%	0.15%	0.19%	(0.07)%	0.30%	1.22%	3.54%
2005	(0.68)%	1.22%	0.32%	(0.63)%	(0.50)%	0.93%	2.41%	2.36%	2.29%	0.76%	0.39%	0.66%	9.87%
2004	0.45%	1.29%	2.39%	(1.14)%	(0.01)%	3.25%	0.98%	0.19%	1.42%	0.62%	5.48%	2.09%	18.21%
2003	0.29%	(3.55)%	0.05%	(1.71)%	(1.55)%	(0.05)%	0.11%	(1.35)%	(0.98)%	(0.11)%	0.65%	0.19%	(7.79)%
2002				0.10%	3.62%	(2.36)%	(1.43)%	1.97%	(2.35)%	0.15%	1.38%	1.83%	2.76%

GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(0.82)%	2.38%	2.87%	0.36%	(3.51)%	(3.26)%	4.22%	(3.50)%	6.16%
2009	(0.26)%	(5.29)%	3.75%	6.25%	3.88%	2.32%	2.36%	2.99%	(0.08)%	(0.54)%	3.01%	1.56%	21.31%
2008	1.45%	0.90%	(4.15)%	2.22%	2.98%	(3.04)%	1.19%	2.09%	(2.89)%	(4.47)%	(4.99)%	2.99%	(6.08)%
2007	1.18%	0.93%	0.81%	2.89%	1.49%	(0.48)%	(2.10)%	1.08%	2.57%	(0.54)%	0.99%	(0.41)%	8.64%
2006	2.03%	(0.99)%	0.38%	0.87%	(0.38)%	0.44%	0.80%	0.36%	0.39%	0.14%	0.51%	1.43%	6.11%
2005	(0.48)%	1.43%	0.52%	(0.43)%	(0.29)%	1.13%	2.61%	2.57%	2.50%	0.96%	0.60%	0.87%	12.59%
2004	0.66%	1.50%	2.60%	(0.93)%	0.19%	3.45%	1.19%	0.40%	1.62%	0.82%	5.69%	2.29%	21.11%
2003	0.49%	(3.34)%	0.25%	(1.51)%	(1.34)%	0.15%	0.31%	(1.14)%	(0.77)%	0.10%	0.85%	0.40%	(5.48)%
2002				0.31%	3.83%	(2.15)%	(1.23)%	2.17%	(2.15)%	0.36%	1.58%	2.03%	4.67%

101

S&P 500 INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(3.60)%	3.10%	6.03%	1.58%	(7.98)%	(5.24)%	7.01%	(4.51)%	8.92%
2009	(8.43)%	(10.65)%	8.76%	9.57%	5.59%	0.20%	7.56%	3.61%	3.73%	(1.86)%	6.00%	1.93%	26.45%
2008	(6.00)%	(3.25)%	(0.43)%	4.87%	1.29%	(8.43)%	(0.84)%	1.45%	(8.91)%	(16.79)%	(7.17)%	1.06%	(36.99)%
2007	1.51%	(1.96)%	1.12%	4.43%	3.49%	(1.66)%	(3.10)%	1.50%	3.74%	1.59%	(4.18)%	(0.69)%	5.50%
2006	2.65%	0.27%	1.24%	1.34%	(2.88)%	0.14%	0.62%	2.38%	2.58%	3.26%	1.90%	1.40%	15.79%
2005	(2.44)%	2.10%	(1.77)%	(1.90)%	3.18%	0.14%	3.72%	(0.91)%	0.81%	(1.67)%	3.78%	0.03%	4.89%
2004	1.84%	1.39%	(1.51)%	(1.57)%	1.37%	1.94%	(3.31)%	0.40%	1.08%	1.53%	4.05%	3.40%	10.87%
2003	(2.62)%	(1.50)%	0.97%	8.24%	5.27%	1.27%	1.76%	1.95%	(1.06)%	5.66%	0.88%	5.24%	28.68%
2002				(6.06)%	(0.74)%	(7.12)%	(7.79)%	0.66%	(10.87)%	8.80%	5.89%	(5.88)%	(22.31)%

CALENDAR YEAR RETURNS1,2,3,4

	2002	2003	2004	2005	2006	2007	2008	2009
Pro Forma Net Of Fees	2.76%	(7.79)%	18.21%	9.87%	3.54%	6.01%	(8.38)%	18.40%
Gross Of Fees	4.67%	(5.48)%	21.11%	12.59%	6.11%	8.64%	(6.08)%	21.31%
S&P 500	(22.31)%	28.68%	10.87%	4.89%	15.79%	5.50%	(36.99)%	26.45%

SUMMARY STATISTICS (periods ended June 30, 2010)1,2,3,4
RETURN

	YTD	1 Year	2 Year	3 Year	5 Year	7 Year	Since Inception
Pro Forma Net Of Fees	2.57%	6.07%	6.22%	3.42%	4.46%	6.93%	4.91%
Gross Of Fees	4.48%	8.70%	8.85%	5.99%	7.05%	9.57%	7.51%
S&P 500	3.89%	10.16%	1.26%	(7.16)%	0.63%	4.03%	1.92%

1

Performance was calculated using Global Investment Performance Standards (“GIPS”). This method of calculating performance differs from the SEC’s standardized methodology, which may produce different results.

2	Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on a trade date basis.

3	Performance is presented gross and net of the Fund’s annual fund operating expenses for the fiscal year ended August 31, 2011 (after contractual waivers).

4

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index.

102

APPENDIX D

Prior Performance of Similarly Advised Accounts of the WPG Partners Select Small Cap Value Fund

The Adviser has experience in managing other accounts with substantially similar investment objectives, policies and strategies as the WPG Partners Select Small Cap Value Fund. The tables on the following pages are provided to illustrate the past performance of the Adviser in managing all such other accounts and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. The performance information has been adjusted to show the performance of the other accounts net of the Fund’s annual operating expenses for the fiscal year ended August 31, 2021 (after contractual waivers that will be in place until December 31, 2023). The other accounts’ fees and expenses are lower than those of the Fund. The Fund’s results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Returns (since December 31, 2018)1,2,3,4

COMPOSITE — PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2021	3.45%	14.28%	7.25%	6.14%	5.81%	(1.84)%	(5.06)%	4.38%	1.64%	5.07%	(3.30)%
2020	(7.33)%	(10.49)%	(19.57)%	13.85%	4.94%	3.58%	2.06%	9.11%	(4.62)	4.35%	19.10%	9.05%	18.83%
2019	15.01%	5.69%	(5.69)%	5.89%	(9.39)%	6.31%	0.46%	(5.99)%	4.69%	1.57%	5.15%	3.10%	27.30%
2018												(16.77)%

COMPOSITE — GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2021	3.48%	14.31%	7.28%	6.17%	5.84%	(1.82)%	(5.03)%	4.41%	1.67%	5.10%	(3.28)%
2020	(7.30)%	(10.46)%	(19.55)%	13.88%	4.97%	3.61%	2.09%	9.15%	(4.59)%	4.38%	19.13%	9.08%	19.25%
2019	15.04%	5.72%	(5.66)%	5.92%	(9.37)%	6.34%	0.49%	(5.97)%	4.72%	1.60%	5.18%	3.13%	27.75%
2018												(16.74)%

RUSSELL® 2000 VALUE INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2021	5.26%	9.39%	5.23%	2.02%	3.11%	(0.61)%	(3.58)%	2.68%	(2.00)%	3.81%	(3.42)%
2020	(5.39)%	(9.72)%	(24.67)%	12.34%	2.87%	2.90%	2.06%	5.39%	(4.65)%	3.58%	19.31%	7.92%	4.63%
2019	10.94%	3.89%	(2.88)%	3.78%	(8.17)%	6.37%	0.16%	(5.58)%	5.13%	2.42%	2.34%	3.50%	22.39%
2018												(12.09)%

103

SUMMARY STATISTICS (periods ended September 30, 2021)1,2,3,4
RETURN

	YTD	1 Year	Since December 1, 2018
Pro Forma Net Of Fees	40.79%	90.79%	22.39%
Gross Of Fees	41.16%	91.45%	22.82%
Russell® 2000 Value Index	22.92%	63.92%	12.15%

1

Performance was calculated using Global Investment Performance Standards (“GIPS”). This method of calculating performance differs from the SEC’s standardized methodology, which may produce different results.

2	Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.

3	Performance is presented gross and net of the Fund’s annual fund operating expenses (after contractual waivers that will be in place until December 31, 2023).

4

The Russell 2000® Value Index measures the performance of small-cap value segment of the US equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

104

FINANCIAL HIGHLIGHTS*

The tables in the Financial Highlights section below set forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information has been derived from the Funds’ financial statements and has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm. This information should be read in conjunction with the Funds’ financial statements, which, together with the report of the independent registered public accounting firm, are included in the Funds’ annual financial statements on Form N-CSR for the fiscal year ended August 31, 2025 and is available at no cost upon request (see back cover for ordering instructions). Financial statements for the fiscal years ended August 31, 2024, 2023, 2022, and 2021 were audited by the Funds’ prior independent registered public accounting firm.

105

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
	Institutional Class

Net asset value, beginning of period	$33.97	$31.76	$30.78	$33.77	$24.53
Net investment income/(loss)*	0.28	0.30	0.41	0.33	0.26
Net realized and unrealized gain/(loss) on investments	2.49	5.29	3.16	(1.51)	9.43
Net increase/(decrease) in net assets resulting from operations	2.77	5.59	3.57	(1.18)	9.69

Dividends to shareholders from net investment income	(0.30)	(0.52)	(0.31)	(0.33)	(0.21)
Distributions to shareholders from net realized gains	(2.86)	(2.86)	(2.28)	(1.48)	(0.24)
Total dividend and distributions to shareholders	(3.16)	(3.38)	(2.59)	(1.81)	(0.45)
Net asset value, end of period	$33.58	$33.97	$31.76	$30.78	$33.77
Total investment return(1)	8.90%	19.04%	12.00%	(3.76)%	39.91%

Net assets, end of period (000)	$1,083,763	$1,272,666	$1,164,397	$1,200,629	$1,653,698
Ratio of expenses to average net assets with waivers, reimbursements and recoupment if any (2)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments if any	0.85%	0.85%	0.84%	0.86%	0.83%
Ratio of net investment income/ (loss) to average net assets with waivers and reimbursements	0.87%	0.96%	1.35%	1.00%	0.86%
Portfolio turnover rate	37%	24%	33%	29%	33%

*	Calculated based on average shares outstanding for the period.
(1)	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
(2)

Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

106

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
	Investor Class

Net asset value, beginning of period	$33.71	$31.53	$30.58	$33.56	$24.39
Net investment income/(loss)*	0.20	0.22	0.33	0.25	0.18
Net realized and unrealized gain/(loss) on investments	2.48	5.26	3.13	(1.51)	9.38
Net increase/(decrease) in net assets resulting from operations	2.68	5.48	3.46	(1.26)	9.56

Dividends to shareholders from net investment income	(0.22)	(0.44)	(0.23)	(0.24)	(0.15)
Distributions to shareholders from net realized gains	(2.86)	(2.86)	(2.28)	(1.48)	(0.24)
Total dividend and distributions to shareholders	(3.08)	(3.30)	(2.51)	(0.72)	(0.39)
Net asset value, end of period	$33.31	$33.71	$31.53	$30.58	$33.56
Total investment return(1)	8.65%	18.77%	11.68%	(4.00)%	39.57%

Net assets, end of period (000)	$202,352	$220,298	$228,631	$230,437	$279,306
Ratio of expenses to average net assets with waivers, reimbursements and recoupment if any (2)	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments, if any	1.10%	1.10%	1.09%	1.11%	1.08%
Ratio of net investment income/ (loss) to average net assets with waivers and reimbursements	0.62%	0.71%	1.10%	0.75%	0.61%
Portfolio turnover rate	37%	24%	33%	29%	33%

*	Calculated based on average shares outstanding for the period.
(1)	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
(2)

Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

107

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Boston Partners Global Equity Fund
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
	Institutional Class

Net asset value, beginning of period	$25.44	$21.23	$18.69	$20.74	$15.15
Net investment income/(loss)*	0.50	0.45	0.45	0.39	0.25
Net realized and unrealized gain/(loss) on investments	3.70	4.19	2.39	(2.08)	5.69
Net increase/(decrease) in net assets resulting from operations	4.20	4.64	2.84	(1.69)	5.94

Dividends to shareholders from net investment income	(0.47)	(0.43)	(0.30)	(0.36)	(0.35)
Distributions to shareholders from net realized gains	(0.73)	—	—	—	—
Total dividend and distributions to shareholders	(1.20)	(0.43)	(0.30)	(0.36)	(0.35)
Net asset value, end of period	$28.44	$25.44	$21.23	$18.69	$20.74
Total investment return (1)	17.49%	22.17%	15.28%	(8.27)%	39.66%

Net assets, end of period (000)	$227,172	$244,647	$212,164	$171,407	$183,433
Ratio of expenses to average net assets with waivers, reimbursements and recoupments if any (2)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments if any	1.11%	1.11%	1.11%	1.13%	1.04%
Ratio of net investment income/ (loss) to average net assets with waivers and reimbursements	1.98%	1.98%	2.20%	1.94%	1.38%
Portfolio turnover rate	55%	48%	51%	59%	88%

*	Calculated based on average shares outstanding for the period.
(1)	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
(2)

Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

108

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Boston Partners Global Sustainability Fund
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	December 29, 2021** through August 31, 2022
	Institutional Class

Net asset value, beginning of period	$11.95	$10.00	$8.62	$10.00
Net investment income/(loss)*	0.19	0.13	0.17	0.11
Net realized and unrealized gain/(loss) on investments	1.92	1.98	1.35	(1.49)
Net increase/(decrease) in net assets resulting from operations	2.11	2.11	1.52	(1.38)

Dividends to shareholders from net investment income	(0.17)	(0.16)	(0.14)	—
Distributions to shareholders from net realized gains	—	—	—	—
Total dividend and distributions to shareholders	(0.17)	(0.16)	(0.14)	—
Net asset value, end of period	$13.89	$11.95	$10.00	$8.62
Total investment return(1)	17.96%	21.34%	17.71%	(13.80)%

Net assets, end of period (000)	$12,080	$11,397	$23,897	$22,640
Ratio of expenses to average net assets with waivers, reimbursements and recoupment if any (2)	0.90%	0.90%	0.90%	0.90	%(3)
Ratio of expenses to average net assets without waivers, reimbursements and recoupments if any	1.74%	1.53%	1.36%	1.73	%(3)
Ratio of net investment income/(loss) to average net assets with waivers and reimbursements	1.49%	1.23%	1.80%	1.75	%(3)
Portfolio turnover rate	69%	73%	77%	55	%(4)

*	Calculated based on average shares outstanding.
**	Commencement of operations.
(1)	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
(2)

Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

(3)	Annualized.
(4)	Not Annualized.

109

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
	Institutional Class

Net asset value, beginning of period	$15.04	$14.99	$14.73	$14.21	$15.15
Net investment income/(loss)*	0.05	0.06	0.07	(0.13)	(0.12)
Net realized and unrealized gain/(loss) on investments	2.15	2.96	1.96	1.29	3.69
Net increase/(decrease) in net assets resulting from operations	2.20	3.02	2.03	1.16	3.57

Dividends to shareholders from net investment income	(0.08)	(0.27)	—	—	—
Distributions to shareholders from net realized gains	(2.63)	(2.70)	(1.77)	(0.64)	(4.51)
Total dividend and distributions to shareholders	(2.71)	(2.97)	(1.77)	(0.64)	(4.51)
Net asset value, end of period	$14.53	$15.04	$14.99	$14.73	$14.21
Total investment return(1)	17.30%	23.51%	14.69%	8.35%	29.08%

Net assets, end of period (000)	$62,729	$47,563	$56,303	$54,733	$49,551
Ratio of expenses to average net assets with waivers, reimbursements and recoupment if any (2)	2.37%	2.04%	2.02%	2.55%	2.60%
Ratio of expenses to average net assets with waivers, reimbursements and recoupments if any (excluding dividend and interest expense)	1.96%	1.96%	1.96%	1.96%	1.97%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments if any	2.98%	2.72%	2.67%	3.18%	3.14%
Ratio of net investment income/ (loss) to average net assets with waivers and reimbursements	0.34%	0.43%	0.50%	(0.87)%	(0.91)%
Portfolio turnover rate	54%	35%	44%	40%	31%

*	Calculated based on average shares outstanding.
(1)	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
(2)

Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

110

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
	Investor Class

Net asset value, beginning of period	$11.90	$12.45	$12.54	$12.22	$13.64
Net investment income/(loss)*	0.01	0.02	0.03	(0.14)	(0.14)
Net realized and unrealized gain/(loss) on investments	1.63	2.38	1.65	1.10	3.23
Net increase/(decrease) in net assets resulting from operations	1.64	2.40	1.68	0.96	3.09

Dividends to shareholders from net investment income	(0.06)	(0.25)	—	—	—
Distributions to shareholders from net realized gains	(2.63)	(2.70)	(1.77)	(0.64)	(4.51)
Total dividend and distributions to shareholders	(2.69)	(2.95)	(1.77)	(0.64)	(4.51)
Net asset value, end of period	$10.85	$11.90	$12.45	$12.54	$12.22
Total investment return(1)	17.00%	23.26%	14.44%	8.07%	28.71%

Net assets, end of period (000)	$18,501	$15,331	$11,748	$11,720	$11,571
Ratio of expenses to average net assets with waivers, reimbursements and recoupment if any (2)	2.62%	2.29%	2.27%	2.80%	2.85%
Ratio of expenses to average net assets with waivers, reimbursements and recoupments if any (excluding dividend and interest expense)	2.21%	2.21%	2.21%	2.21%	2.22%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments if any	3.23%	2.97%	2.92%	3.43%	3.39%
Ratio of net investment income/(loss) to average net assets with waivers and reimbursements	0.09%	0.18%	0.25%	(1.12)%	(1.16)%
Portfolio turnover rate	54%	35%	44%	40%	31%

*	Calculated based on average shares outstanding.
(1)	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
(2)

Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

111

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Boston Partners Long/Short Research Fund
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
	Institutional Class

Net asset value, beginning of period	$15.09	$14.15	$15.98	$16.82	$13.31
Net investment income/(loss)*	0.09	0.12	0.16	(0.02)	(0.10)
Net realized and unrealized gain/(loss) on investments	1.13	2.32	0.95	1.18	3.61
Net increase/(decrease) in net assets resulting from operations	1.22	2.44	1.11	1.16	3.51

Dividends to shareholders from net investment income	(0.12)	(0.34)	(0.22)	—	—
Distributions to shareholders from net realized gains	(1.42)	(1.16)	(2.72)	(2.00)	—
Total dividend and distributions to shareholders	(1.54)	(1.50)	(2.94)	(2.00)	—
Net asset value, end of period	$14.77	$15.09	$14.15	$15.98	$16.82
Total investment return (1)	8.85%	18.79%	7.16%	7.17%	26.37%

Net assets, end of period (000)	$529,974	$584,044	$688,944	$801,913	$808,565
Ratio of expenses to average net assets with waivers, reimbursements and recoupment if any (2)	1.92%	1.90%	1.88%	1.95%	2.15%
Ratio of expenses to average net assets with waivers, reimbursements and recoupments if any (excluding dividend and interest expense)	1.41%	1.40%	1.40%	1.40%	1.40%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments if any	1.92%	1.90%	1.88%	1.95%	2.15%
Ratio of net investment income/ (loss) to average net assets with waivers and reimbursements	0.64%	0.88%	1.12%	(0.10)%	(0.66)%
Portfolio turnover rate	65%	53%	54%	85%	61%

*	Calculated based on average shares outstanding.
(1)	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
(2)

Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

112

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Boston Partners Long/Short Research Fund
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
	Investor Class

Net asset value, beginning of period	$14.45	$13.62	$15.48	$16.39	$13.01
Net investment income/(loss)*	0.05	0.09	0.12	(0.05)	(0.13)
Net realized and unrealized gain/(loss) on investments	1.09	2.21	0.92	1.14	3.51
Net increase/ (decrease) in net assets resulting from operations	1.14	2.30	1.04	1.09	3.38

Dividends to shareholders from net investment income	(0.10)	(0.31)	(0.18)	—	—
Distributions to shareholders from net realized gains	(1.42)	(1.16)	(2.72)	(2.00)	—
Total dividend and distributions to shareholders	(1.52)	(1.47)	(2.90)	(2.00)	—
Net asset value, end of period	$14.07	$14.45	$13.62	$15.48	$16.39
Total investment return (1)	8.58%	18.43%	6.92%	6.91%	25.98%

Net assets, end of period (000)	$8,868	$7,907	$7,483	$11,989	$10,220
Ratio of expenses to average net assets with waivers, reimbursements and recoupment if any (2)	2.17%	2.15%	2.13%	2.20%	2.40%
Ratio of expenses to average net assets with waivers, reimbursements and recoupments if any (excluding dividend and interest expense)	1.66%	1.65%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments if any	2.17%	2.15%	2.13%	2.20%	2.40%
Ratio of net investment income/ (loss) to average net assets with waivers and reimbursements	0.39%	0.63%	0.87%	(0.35)%	(0.91)%
Portfolio turnover rate	65%	53%	54%	85%	61%

*	Calculated based on average shares outstanding.
(1)	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
(2)

Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

113

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Boston Partners Small Cap Value Fund II
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
	Institutional Class

Net asset value, beginning of period	$28.91	$27.43	$27.51	$32.34	$21.06
Net investment income/(loss)*	0.18	0.22	0.24	0.18	0.15
Net realized and unrealized gain/(loss) on investments	2.83	4.57	1.60	(2.86)	11.27
Net increase/(decrease) in net assets resulting from operations	3.01	4.79	1.84	(2.68)	11.42

Dividends to shareholders from net investment income	(0.23)	(0.25)	(0.26)	(0.12)	(0.14)
Distributions to shareholders from net realized gains	(3.52)	(3.06)	(1.66)	(2.03)	—
Total dividend and distributions to shareholders	(3.75)	(3.31)	(1.92)	(2.15)	(0.14)
Net asset value, end of period	$28.17	$28.91	$27.43	$27.51	$32.34
Total investment return(1)	10.97%	19.09%	7.17%	(8.88)%	54.40%

Net assets, end of period (000)	$585,921	$542,807	$533,633	$688,375	$776,442
Ratio of expenses to average net assets with waivers, reimbursements and recoupment if any (2)	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments, if any	1.02%	1.03%	1.04%	1.02%	1.01%
Ratio of net investment income/ (loss) to average net assets with waivers and reimbursements	0.65%	0.84%	0.91%	0.61%	0.52%
Portfolio turnover rate	70%	55%	65%	24%	33%

*	Calculated based on average shares outstanding.
(1)	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
(2)

Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

114

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Boston Partners Small Cap Value Fund II
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
	Investor Class

Net asset value, beginning of period	$27.16	$25.95	$26.12	$30.81	$20.07
Net investment income/(loss)*	0.10	0.15	0.17	0.10	0.07
Net realized and unrealized gain/(loss) on investments	2.65	4.30	1.51	(2.72)	10.75
Net increase/(decrease) in net assets resulting from operations	2.75	4.45	1.68	(2.62)	10.82

Dividends to shareholders from net investment income	(0.16)	(0.18)	(0.19)	(0.04)	(0.08)
Distributions to shareholders from net realized gains	(3.52)	(3.06)	(1.66)	(2.03)	—
Total dividend and distributions to shareholders	(3.68)	(3.24)	(1.85)	(2.07)	(0.08)
Net asset value, end of period	$26.23	$27.16	$25.95	$26.12	$30.81
Total investment return(1)	10.69%	18.80%	6.90%	(9.11)%	54.01%

Net assets, end of period (000)	$54,719	$57,367	$61,041	$82,898	$104,282
Ratio of expenses to average net assets with waivers, reimbursements and recoupment if any (2)	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments if any	1.27%	1.28%	1.29%	1.27%	1.26%
Ratio of net investment income/ (loss) to average net assets with waivers and reimbursements	0.40%	0.59%	0.66%	0.36%	0.27%
Portfolio turnover rate	70%	55%	65%	24%	33%

*	Calculated based on average shares outstanding.
(1)	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
(2)

Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

115

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	WPG Partners Select Small Cap Value Fund
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	December 29, 2021** through August 31, 2022
	Institutional Class

Net asset value, beginning of period	$12.09	$11.82	$9.40	$10.00
Net investment income/(loss)*	0.03	—	0.07	(0.01)
Net realized and unrealized gain/(loss) on investments	(0.48)	1.82	2.37	(0.59)
Net increase/(decrease) in net assets resulting from operations	(0.45)	1.82	2.44	(0.60)

Dividends to shareholders from net investment income	(0.01)	(0.06)	—	—
Distributions to shareholders from net realized gains	(0.37)	(1.49)	(0.02)	—
Total dividend and distributions to shareholders	(0.38)	(1.55)	(0.02)	—
Net asset value, end of period	$11.26	$12.09	$11.82	$9.40
Total investment return (1)	(3.86)%	18.12%	25.94%	(6.00)%

Net assets, end of period (000)	$189,412	$123,630	$107,329	$17,845
Ratio of expenses to average net assets with waivers, reimbursements and recoupment if any (2)	1.10%	1.10%	1.10%	1.10	%(3)
Ratio of expenses to average net assets without waivers, reimbursements and recoupments, if any	1.13%	1.13%	1.16%	2.93	%(3)
Ratio of net investment income/ (loss) to average net assets with waivers and reimbursements	0.28%	0.02%	0.65%	(0.22	)%(3)
Portfolio turnover rate	155%	160%	118%	70	%(4)

*	Calculated based on average shares outstanding.
**	Commencement of operations.
(1)	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
(2)

Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

(3)	Annualized.
(4)	Not Annualized.

116

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	WPG Partners Small Cap Value Diversified Fund
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
	Institutional Class

Net asset value, beginning of period	$21.13	$18.81	$19.92	$19.33	$11.96
Net investment income/(loss)*	0.16	0.16	0.20	0.09	0.07
Net realized and unrealized gain/(loss) on investments**	0.12	3.56	1.80	0.80	7.39
Net increase/(decrease) in net assets resulting from operations	0.28	3.72	2.00	0.89	7.46

Dividends to shareholders from net investment income	(0.16)	(0.21)	(0.09)	(0.07)	(0.09)
Distributions to shareholders from net realized gains	(1.07)	(1.19)	(3.02)	(0.23)	—
Total dividend and distributions to shareholders	(1.23)	(1.40)	(3.11)	(0.30)	(0.09)
Net asset value, end of period	$20.18	$21.13	$18.81	$19.92	$19.33
Total investment return (1)	1.39%	20.99%	11.35%	4.59%	62.66%

Net assets, end of period (000)	$32,413	$33,078	$29,263	$32,264	$27,602
Ratio of expenses to average net assets with waivers, reimbursements and recoupment if any (2)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments if any	1.21%	1.27%	1.32%	1.26%	1.28%
Ratio of net investment income/(loss) to average net assets with waivers and reimbursements	0.81%	0.84%	1.06%	0.44%	0.40%
Portfolio turnover rate	92%	74%	90%	92%	114%

*	Calculated based on average shares outstanding.
**

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(1)	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
(2)

Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

117

PRIVACY NOTICE
FACTS	WHAT DO THE BOSTON PARTNERS INVESTMENT FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Boston Partners Investment Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Boston Partners Investment Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (888) 261-4073 or go to www.bostonpartners.com

118

What we do
How do the Boston Partners Investment Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Boston Partners Investment Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is

● inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-261-4073.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

119

European Union’s General Data Protection Regulation (continued)

The Boston Partners Investment Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include: ● ORIX Corporation. ● Boston Partners Securities, LLC
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Boston Partners Investment Funds don’t share with nonaffiliates so they can market to you. The Boston Partners Investment Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Boston Partners Investment Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European union or European Member state law, the controller or the specific criteria for its nomination may be provided for by European union or European Member state law.

120

(THIS PAGE INTENTIONALLY LEFT BLANK.)

(THIS PAGE INTENTIONALLY LEFT BLANK.)

(THIS PAGE INTENTIONALLY LEFT BLANK.)

BOSTON PARTNERS INVESTMENT FUNDS
of
The RBB Fund, Inc.

1-888-261-4073
http://www.bostonpartners.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Boston Partners Investment Funds is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about each Fund’s investments, describe each Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds’ performance during their last fiscal year. The annual and semi-annual reports to shareholders may be obtained by visiting http://www.bostonpartners.com.

Statement of Additional Information

The Funds’ SAI, dated December 31, 2025, has been filed with the SEC. The SAI, which includes additional information about the Boston Partners Investment Funds, may be obtained free of charge, along with the annual and semi-annual reports, by calling 1-888-261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is available on the Adviser’s website at http://www.bostonpartners.com.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9:00 a.m. to 8:00 p.m. (Eastern time) Monday-Friday. Call: 1-888-261-4073 or visit the website of the Adviser at http://www.bostonpartners.com.

Purchases and Redemptions

Call 1-888-261-4073.

Written Correspondence

Street Address:

Boston Partners Investment Funds,
c/o U.S. Bank Global Fund Services,
615 East Michigan Street,
Milwaukee, WI 53202

P.O. Box Address:

Boston Partners Investment Funds,
c/o U.S. Bank Global Fund Services,

PO Box 219252
Kansas City, MO 64121-9252

Securities and Exchange Commission

You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

INVESTMENT COMPANY ACT FILE NO. 811-05518

RBB-BP-25

December 31, 2025

Boston Partners Investment Funds

Statement of Additional Information

Fund	Institutional	Investor
Boston Partners All-Cap Value Fund	BPAIX	BPAVX
Boston Partners Global Equity Fund	BPGIX	—
Boston Partners Global Sustainability Fund	BPGSX	—
Boston Partners Long/Short Equity Fund	BPLSX	BPLEX
Boston Partners Long/Short Research Fund	BPIRX	BPRRX
Boston Partners Small Cap Value Fund II	BPSIX	BPSCX
WPG Partners Select Small Cap Value Fund	WPGSX	—
WPG Partners Small Cap Value Diversified Fund	WPGTX	—

This Statement of Additional Information ("SAI") provides information about the Boston Partners All-Cap Value Fund (the "All-Cap Value Fund"), Boston Partners Global Equity Fund (the "Global Equity Fund"), Boston Partners Global Sustainability Fund (the "Global Sustainability Fund"), Boston Partners Long/Short Equity Fund (the "Long/Short Equity Fund"), Boston Partners Long/Short Research Fund (the "Long/Short Research Fund"), Boston Partners Small Cap Value Fund II (the "Small Cap Value Fund II"), (collectively, the "Boston Partners Funds"). The SAI also provides information about the WPG Partners Select Small Cap Value Fund (the "WPG Small Cap Value Fund") and the WPG Partners Small Cap Value Diversified Fund (the "WPG Small Cap Value Diversified Fund") (collectively, the "WPG Funds") and together with the Boston Partner Funds, the "Funds" and each, a "Fund"). The Funds are series of The RBB Fund, Inc. (the "Company"). This information is in addition to the information contained in the Prospectus of the Funds dated December 31, 2025 (the "Prospectus").

PRINCIPAL INVESTMENT INSTRUMENTS AND POLICIES	1
NON-PRINCIPAL INVESTMENT POLICIES AND RISKS	15
INVESTMENT LIMITATIONS	16
PORTFOLIO HOLDINGS INFORMATION	21
MANAGEMENT OF THE COMPANY	23
CODE OF ETHICS	30
PROXY VOTING	30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	30
INVESTMENT ADVISORY AND OTHER SERVICES	37
DISTRIBUTION ARRANGEMENTS	44
FUND TRANSACTIONS	45
SECURITIES LENDING	46
PURCHASE AND REDEMPTION INFORMATION	47
OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES AND REDEMPTIONS	47
TELEPHONE TRANSACTION PROCEDURES	48
VALUATION OF SHARES	48
TAXES	49
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	50
MISCELLANEOUS	51
FINANCIAL STATEMENTS	51
APPENDIX A	A-1
APPENDIX B	B-1

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Institutional Class and Investor Class shares representing interests in the Boston Partners Investment Funds, which are offered by the Prospectuses. All of the Funds are diversified. Boston Partners Global Investors, Inc. (formerly, Robeco Investment Management, Inc.) (the “Adviser” or “Boston Partners”) serves as the investment adviser to the Funds.

The Board of Directors of the Company (the “Board”) has approved a Plan of Liquidation and Termination with respect to the Global Sustainability Fund (the “Plan”). Pursuant to the Plan, it is expected that the Global Sustainability Fund will be closed and liquidated as of the close of business on or about January 16, 2026. The Global Sustainability Fund suspended the offering of its shares to all investors as of the close of business on November 7, 2025.

PRINCIPAL INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of the Funds.  To the extent an investment policy is discussed in this SAI but not in the Prospectuses, such policy is not a principal policy of the Funds.  Except as indicated, the information below relates only to those Funds that are authorized to invest in the instruments or securities described below.

The All-Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The Global Equity Fund seeks to provide long-term capital growth.

The Global Sustainability Fund seeks to provide long-term capital appreciation.

The Long/Short Equity Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle.

The Long/Short Research Fund seeks to provide long-term total return.

The Small Cap Value Fund II seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The WPG Partners Select Small Cap Value Fund seeks to provide long-term capital appreciation.

The WPG Partners Small Cap Value Diversified Fund seeks capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations.

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Funds’ Prospectuses and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and limitations.

Asset-Backed Securities. The Long/Short Equity Fund, and the Long/Short Research Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities, but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. That is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.

The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

Bank and Corporate Obligations. Each Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

Each of the Boston Partners Funds may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of S&P Global Ratings (“S&P”), Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) or Moody’s Investors, Inc. (“Moody’s”) (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix A to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Borrowing. Each Fund may borrow up to 33 1/3% of its respective total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. With respect to the All-Cap Value Fund, Global Equity Fund, Small Cap Value Fund II, WPG Select Small Cap Value Fund and WPG Small Cap Value Diversified Fund, investments will not be made when borrowings exceed 5% of a Fund’s total assets. The Long/Short Equity Fund, and the Long/Short Research Fund, may make investments when borrowings exceed 5% of a Fund’s total assets. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value (“NAV”) of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, a Fund’s share price may be subject to greater fluctuation until the borrowing is paid off. A Fund’s short sales and related borrowings are not subject to the restrictions outlined above. Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days.

1

Convertible Securities and Preferred Stocks. Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities; they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Investments in convertible securities generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock and may vary in response to changes in the price of the underlying common stock, with greater volatility. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Small Cap Value Fund II, WPG Small Cap Value Fund, and WPG Small Cap Value Diversified Fund do not presently intend to invest more than 5% (10% with respect to the All-Cap Value Fund, Global Equity Fund, Global Sustainability Fund, Long/Short Equity Fund, and Long/Short Research Fund) of each Fund’s respective net assets, in convertible securities, or securities received by a Fund upon conversion thereof.

Preferred stocks are securities that represent an ownership interest in an issuer and provide their owner with claims on the company’s earnings and assets prior to the claims of owners of common stocks but after those of bond owners. Preferred stocks in which the Global Equity Fund, Long/Short Equity Fund, and WPG Funds may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a Fund’s investment in preferred stocks and securities convertible into or exchangeable for common stock.

Currency Swaps and Total Return Swaps.  The Funds, except for the Small Cap Value Fund II, may enter into currency swaps and total return swaps.

The Funds, except for the Small Cap Value Fund II, may enter into swap transactions for hedging purposes and to seek to increase total return. As examples, a Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Swaps agreements can be structured to provide for periodic payments over the term of the swap contract or a single payment at maturity (also known as a “bullet swap”). Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into total return swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Total return swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to total return swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a total return swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The Fund and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Funds have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

2

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

The Global Equity Fund, and Long/Short Research Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Adviser. If there is a default by the other party to such a transaction, the Global Equity Fund, and Long/Short Research Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if these investment instruments were not used.

Cyber Security Risk. Each Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Funds or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value. While a Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Funds have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds or their investment adviser.

Equity Markets. The Funds invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk.

European Currency Unification. As of January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries. The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions. Also, it is possible that the EU’s single currency, the euro, could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.

Exchange-Traded Funds (“ETFs”). Each Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq Market System. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. Additionally, some ETFs are actively-managed by an investment adviser and/or sub-advisers and do not seek to provide investment results that correspond to an index.

ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Actively-managed ETFs may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively-managed ETFs portfolio management practices do not work to achieve their desired result. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAVs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. In addition, the purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the exchange-traded fund. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. See “Investment Company Securities” below for additional information.

Each Fund may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. The purchase of shares of other investment companies may result in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

Foreign Custody Risk. The Funds may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

3

Foreign Securities. Each Fund may invest in securities of foreign issuers either directly or through American Depositary Receipts (“ADRs”) Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depositary, whereas an unsponsored facility is established by the depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depositary of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities.

Although the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the NAV of a Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, each Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Each Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Funds may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and the EU signed the Trade and Cooperation Agreement (“TCA”) on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. At this time, the impact of Brexit cannot be predicted, however, market disruption in the EU and globally may have a negative effect on the value of the Funds’ investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Funds’ investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Funds’ investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Funds from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Funds’ ability to achieve their investment objectives, prevent the Funds from receiving payments otherwise due, increase diligence and other similar costs to the Funds, render valuation of affected investments challenging, or require the Funds to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Funds’ performance with respect to such investments, and thus the Funds’ performance as a whole.

4

Investing in Emerging Countries, including Asia and Eastern Europe. The Global Equity Fund, and Global Sustainability Fund may invest in securities of issuers located in emerging countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds. The Funds may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds’ assets. The Funds’ investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Global Equity Fund, and Global Sustainability Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Investments in China A-shares. The Global Equity Fund and the Global Sustainability Fund may each be subject to the risks associated with investments in eligible eligible China A-shares. China A-shares are equity securities of companies domiciled in the People’s Republic of China (“PRC”) that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”), the Shenzhen Stock Exchange (“SZSE”) and the Beijing Stock Exchange (“BSE”). Historically, foreign investors have been restricted from investing in eligible China A-shares, other than through a license granted under regulations in the PRC that permits investment in China A-shares only up to a specified quota. In November 2014, Hong Kong Exchanges and Clearing Limited (“HKEx”), the Shanghai Stock Exchange and China Securities Depositary and Clearing Corporation Limited (“ChinaClear”) launched the Shanghai-Hong Kong Stock Connect program, an investment channel that established cross-border, mutual stock market access. The Shenzhen-Hong Kong Stock Connect program (together with the Shanghai-Hong Kong Stock Connect program, “Stock Connect”) launched in 2016. Stock Connect provides foreign investors, such as a Fund, access to invest in eligible China A-shares through their brokers in Hong Kong without obtaining a license.

5

Investments in Chinese securities involve the risks of investing in emerging markets, which may include an authoritarian government, nationalization or expropriation of private assets, less developed markets and currency devaluations. China A-shares are settled only in Renminbi (“RMB”), which may subject a Fund to the risk of currency fluctuations. Trading on the Shanghai Stock Exchange and the Shenzhen Stock Exchange is also subject to daily price limits. Orders for eligible China A-shares may not vary from the previous day’s closing price by more than 10%. There can be no assurance that a liquid market will exist for any particular China A-share.

Investments through Stock Connect may be subject to additional risks. Stock Connect recently launched and regulations governing access to and use of Stock Connect are untested. The regulations are subject to change and there is no certainty as to how the regulations will be applied or interpreted. Regulators in the PRC or Hong Kong may issue additional regulations that impact a foreign investor’s ability to transact in eligible China A-shares through Stock Connect, which regulations may adversely impact a Fund. Investments in eligible China A-shares through Stock Connect are subject to Chinese securities regulations and listing rules. Securities regulations implemented in the PRC and Hong Kong differ significantly and trading through Stock Connect may give rise to issues based on these differences. Different fees, costs and taxes are imposed on foreign investors acquiring eligible China A-shares through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”), and ChinaClear are responsible for the clearing, settlement and the provision of depositary, nominee and other related services for trades initiated by investors in their respective markets. Eligible China A-shares purchased by a foreign investor through Stock Connect are held in an omnibus account registered in the name of HKSCC, as nominee on behalf of investors. The nature and rights, and methods of enforcing any rights, of a Fund as beneficial owner of China A-shares held through HKSCC as nominee are not well-defined under PRC law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under PRC law is also uncertain. In the event that HKSCC becomes subject to winding up proceedings in Hong Kong there is a risk that the China A-shares may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the China A-shares held in its omnibus stock account at ChinaClear, ChinaClear as the share registrar for China A-shares will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such China A-shares. HKSCC monitors the corporate actions affecting eligible China A-shares and keeps participants of HKEx’s Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant listed company.

Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. For defaults occurring on or after January 1, 2020, Hong Kong’s Investor Compensation Fund covers investors’ losses in relation to securities (i) that are traded on the SSE or the SZSE and (ii) in respect of which an order for sale or purchase is permitted to be routed through the Northbound Trading Link of the Stock Connect. On the other hand, since a Fund is carrying out trading in eligible China A-shares through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.

Trading through Stock Connect may only be done on days when both PRC and Hong Kong markets are open for trading and when banking services in both markets are available on the corresponding settlement days. If either market is closed, a Fund will not be able to buy or sell eligible China A-shares through Stock Connect in a timely manner. Therefore, an investment in eligible China A-shares through Stock Connect may subject a Fund to the risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Additionally, same day trading in China A-shares is not permitted. China A-shares will settle on the trade date (T), with cash settlement on the following day (T+1). An investor transacting in China A-shares must have a cash amount not less than the purchase price, or a number of shares not less than the size of the sell order, in its brokerage account on the day prior to the trade date. If an investor does not have sufficient funds or shares in its account, the investor’s buy or sell order will be rejected. The Hong Kong Stock Exchange conducts pre-trading checks to ensure compliance with these requirements.Foreign investors trading eligible China A-shares through Stock Connect are not subject to any individual investment quotas on trading activity, but are subject to daily quotas on the level of all trading activity through Stock Connect on a “net buy” basis. The Hong Kong Stock Exchange tracks daily trading activity in eligible China A-shares through Stock Connect in real time. If trading activity on any given day exceeds the daily quota, buy orders will not be accepted for the rest of that trading day, unless cancellation orders result in a positive daily quota balance during the trading day. Investors may continue to sell eligible China A-shares or input order cancellation requests after the daily quota has been exceeded. The investment quotas may restrict a Fund from investing in China A-shares on a timely basis, which could adversely affect the Fund’s ability to effectively pursue its investment strategy, and such quotas are subject to change.

Eligible China A-shares purchased through Stock Connect may only be sold through Stock Connect and are not otherwise transferable. China A-shares designated as eligible for trading through Stock Connect may lose such designation at any time, and thereafter may be sold, but not purchased, through Stock Connect. Moreover, since all trades of eligible China A-shares through Stock Connect must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Forward Commitment and When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable a Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

6

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

Forward Foreign Currency Transactions. Each of the Global Equity Fund, Global Sustainability Fund, Long/Short Research Fund, and WPG Funds may, to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

A Fund is permitted to enter into forward contracts for foreign currency under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause a Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  There is no current intention to hedge the currency exposure of any of the Funds.

The Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The Funds will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds’ respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the Funds may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of a Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

The Funds’ transactions in forward contracts will be limited to those described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and a Fund will not do so unless deemed appropriate by the Adviser.

The Funds are required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Currency Swaps and Total Return Swaps” above for additional information.

While the Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Funds than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Funds’ portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Funds. Such imperfect correlation may cause the Funds to sustain losses, which will prevent the Funds from achieving a complete hedge, or expose the Funds to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Funds of unrealized profits, transaction costs or the benefits of a currency hedge or force the Funds to cover its purchase or sale commitments, if any, at the current market price.

The Funds’ foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

Futures Contracts. Each Fund, other than the Small Cap Value Fund II, may invest in futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

To seek to increase total return, to equalize cash or to hedge against changes in interest rates or securities prices a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, and any other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

7

The Funds will limit investments in futures to below the de minimis thresholds adopted by the CFTC in its amendments to Rule 4.5 (see below for a description of these thresholds).

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund’s portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. Each Fund, other than the Small Cap Value Fund II, may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Funds’ ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Funds will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations.  The Funds will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Funds or securities or instruments which it expects to purchase. Except as stated below, the Funds’ futures transactions will be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities that the Funds own or futures contracts will be purchased to protect the Funds against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The Funds will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for federal income tax purposes.

The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

8

Perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. Other futures contracts available to hedge the Funds’ portfolio investments generally are limited to futures on various securities indices.

Initial Public Offerings. Each of the Funds may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

Investment Company Securities. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, each Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits a Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Rule 12d1-4 under the 1940 Act permits funds to invest in other investment companies in excess of the limits described above. Rule 12d1-4 imposes conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Leveraging.  The Long/Short Equity Fund and the Long/Short Research Fund may employ leverage in accordance with the fundamental investment limitations described below.  Leveraging the Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of the Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for the Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the SEC staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund’s custodian imposes a practical limit on the leverage these transactions create.

Market Fluctuation. The market value of each Fund’s investments, and thus each Fund’s NAV, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to each Fund may be limited by the specific objective of that Fund, investors should be aware that an investment in a particular Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of each Fund, an investment in any single Fund should not be considered a complete investment program.

Micro-Cap, Small-Cap and Mid-Cap Stocks. Each Fund may invest in securities of companies with micro-, small- and mid-size capitalizations which tend to be riskier than securities of companies with large capitalizations. This is because micro-, small- and mid-cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro-, small- and mid-cap companies tend to be less certain than large cap companies, and the dividends paid on micro-, small- and mid-cap stocks are frequently negligible. Moreover, micro-, small- and mid-cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro-, small- and mid-cap companies tend to be more volatile than those of large-cap companies. The market for micro- and small-cap securities may be thinly traded and as a result, greater fluctuations in the price of micro- and small-cap securities may occur.

Options on Securities and Securities Indices. Each Fund, other than the Small Cap Value Fund II, may each write covered call and secured put options on any securities in which it may invest or on any domestic stock indices based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which, in the case of the Global Sustainability Fund and WPG Funds, may be quoted or denominated in any currency, in a segregated account noted on the Fund’s records or maintained by the Fund’s custodian with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

9

A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The amount of this settlement will be equal to the difference between the closing price of the of the securities index at the time of exercise and the exercise price of the option expressed in dollars, times a specified amount. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by using the other methods described above.

The All-Cap Value Fund, Global Equity Fund, Global Sustainability Fund, Long/Short Equity Fund, Long/Short Research Fund, and WPG Funds may each purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Although the Funds may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds, which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500® Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser regarding movements in securities prices or interest rates are incorrect, a Fund’s investment results may have been better without the hedge transactions.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, a Fund’s ability to enter such options will be subject to the Fund’s limitation on investments on illiquid investments.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

10

Pandemic Risk. Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Funds and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions lead to instability in the market place, including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or the Funds’ service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons.

Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds. To the extent consistent with its investment objective, the All-Cap Value Fund may invest up to 5% of its net assets in pay-in-kind (“PIK”) securities. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Such securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

PIK securities, zero coupon bonds and capital appreciation bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Portfolio Turnover. Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two particularly significant ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are generally higher than long-term capital gain tax rates. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

There are no limitations on the length of time that securities must be held by any Fund and a Fund’s annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the applicable Fund and its shareholders.

In determining such portfolio turnover, U.S. government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less (“short-term securities”) are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the applicable Fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of a Fund’s portfolio securities (other than short-term securities) were replaced once in a period of one year. If a Fund were to write a substantial number of options, which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs, which a Fund must pay, and the possibility of more short-term gains, distributions of which are taxable as ordinary income.

The Funds will trade their portfolio securities without regard to the length of time for which they have been held. To the extent that a Fund’s portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the Fund could be higher than most mutual funds.

Real Estate Investment Trust Securities. Each Fund may invest in real estate investment trusts (“REITs”). A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund.

11

The REITs in which the Funds may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Each Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

The REIT investments of a Fund may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which a Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income. A Fund, however, may designate such distributions as “section 199A dividends” to the extent of the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from a REIT for a taxable year over the Fund’s expenses allocable to such dividends. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions.

Restricted and Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act, each of the Funds may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid investments may include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency, mortgage and credit default swaps; interest rate caps; floors and municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Mutual funds do not typically hold a significant amount of restricted or other illiquid investments because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to a greater liquidity risk.

Each Fund may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Adviser will monitor the liquidity of Restricted Securities held by a Fund under the supervision of the Company’s Board. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by a Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

Risk Considerations of Lower Rated Securities. The All-Cap Value Fund and the WPG Funds may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in a Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.

An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Long/Short Equity Fund and the Long/Short Research Fund may invest up to 20% of its net assets in high yield fixed income obligations, such as bonds and debentures, issued by corporations and other business organizations. The Funds will invest in high yield fixed income instruments when the Funds believe that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments and, while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured.

12

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and a Fund’s NAV, to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets, to the extent it holds such fixed income securities.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s ability to accurately value such securities and a Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Securities Lending.  Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board.  These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral).  The Funds will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder.  Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the current market value of the loaned domestic securities (105% of loaned foreign securities) by marking to market daily.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the applicable Fund.

Each Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.  The Funds do not have the right to vote loaned securities.  A Fund will attempt to call all loaned securities back to permit the exercise of voting rights on material matters, if time and jurisdictional restrictions permit.  There is no guarantee that all loans can be recalled.

Special Situation Companies. Each Fund, except the Small Cap Value Fund II, may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a “Special Situation,” may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A “Special Situation” may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a “Special Situation.” A Fund may invest in securities (even if not “Special Situations”) which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market. A Fund shall not be required to invest any minimum percentage of its aggregate portfolio in “Special Situations,” nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than “Special Situations.”

Securities of Unseasoned Issuers. Each of the Funds may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, to the extent consistent with each Fund’s primary investment strategies as set forth in the Prospectuses and with each Fund’s policy on investments in illiquid investments.  The aggregate investment in such securities will not exceed (a) 25% of net assets for the WPG Funds, Global Sustainability Fund, and Long/Short Equity Fund or (b) 5% of net assets for each of the Small Cap Value and All-Cap Value Funds. The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

Short Sales. The All-Cap Value, Long/Short Equity, and Long/Short Research may each enter into short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. A Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See the section entitled “Options” above.

13

Short Sales “Against the Box.” In addition to the short sales discussed above, the All-Cap Value, Long/Short Equity, and Long/Short Research may each make short sales “against the box,” transactions in which a Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

Structured Securities. The All-Cap Value Fund, Global Equity Fund, and Global Sustainability Fund may invest in structured securities. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices. The All-Cap Value Fund does not presently intend to invest more than 5% of its net assets in structured securities.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

U.S. Government Obligations. Each Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continue support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

Each Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. Each Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets and ultimately the Funds.

The All-Cap Value Fund and Small Cap Value Fund II do not presently intend to invest more than 5% of each Fund’s respective net assets in U.S. government obligations.

Special Note Regarding Market Events. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact a Fund and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rates changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund.

14

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds, underlying funds, and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds, underlying funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds, underlying funds, and issuers in which they invest.

Investing in Frontier Countries. The Global Equity Fund and the Global Sustainability Fund may invest in securities of issuers located in frontier countries. Frontier markets are a sub-set of emerging market countries. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s NAV to decline. In addition, the legal remedies for investors in frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Asset-Backed Securities. The Long/Short Research Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities, but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. That is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

Commercial Paper. Each Fund may purchase commercial paper rated (at the time of purchase) “A-1” by S&P® or “Prime-1” by Moody’s or, when deemed advisable by the Adviser, issues rated “A-2” or “Prime-2” by S&P® or Moody’s, respectively. These rating categories are described in Appendix “A” to this SAI. The Funds may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board. Commercial paper issues in which a Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from such registration afforded by Section 3(a) (3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Each Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

Contracts for Differences. The Long/Short Research Fund (for this section only, the “Fund”) may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow the Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a long CFD, the Fund is looking to profit from increases in the market price of a particular asset. With a short CFD the Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by the Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable.  Most CFDs are traded over-the-counter. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.

Holding Company Depository Receipts. Each Fund may invest in Holding Company Depository Receipts (“HOLDRS”). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or ADRs of specific companies in a particular industry, sector or group. Each of the Funds do not presently intend to invest more than 5% of their respective net assets in HOLDRS.

Indexed Securities. The Funds may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole.   Each of the Funds do not presently intend to invest more than 5% of their respective net assets in indexed securities.

Large Shareholder Purchase and Redemption Risk.  The Funds may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Funds.  Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity.  Similarly, large share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.  In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and a Fund have entered into a fee waiver and/or expense reimbursement arrangement.

Money Market Instruments. Each Fund may invest a portion of its assets in short-term, high-quality instruments for purposes of temporary defensive measures, which instruments include, among other things, bank obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Such deposits are not FDIC insured and a Fund bears the risk of bank failure. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. A Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal. The value of money market instruments tends to fall when current interest rates rise, although money market instruments are generally less sensitive to interest rate changes than longer term securities. However, the risks associated with rising interest rates are heightened under current market conditions given that the U.S. Federal Reserve has begun to raise interest rates in March 2022 from historically low levels and may continue to do so.

15

Purchase Warrants. Each Fund may invest in purchase warrants and similar rights. Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. These Funds may not invest more than 5% of each Fund’s respective net assets in purchase warrants and similar rights.

Repurchase Agreements. The Funds may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

The repurchase price under the repurchase agreements described above generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Funds may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have a Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Temporary Investments. Although the Funds invest primarily in equity securities, for temporary defensive purposes, the Funds may hold cash or invest in a variety of money market instruments and short-term and medium-term debt securities including: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. If a Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

INVESTMENT LIMITATIONS

The Funds have adopted the following fundamental investment limitations which may not be changed with respect to the Funds without the affirmative vote of the holders of a majority of the Funds’ outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectuses, “shareholder approval” and a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. Each Fund’s investment goals and strategies described in the Prospectuses may be changed by the Board without the approval of the Fund’s shareholders.

Each Boston Partners Fund may not:

Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

The All-Cap Value Fund, Long/Short Equity Fund and Small Cap Value Fund II Fund may not:

1.	Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements, and the Small Cap Value Fund II and All-Cap Value Fund may enter into dollar rolls for temporary purposes in amounts up to one-third of the value of each Fund’s respective total assets at the time of such borrowing and provided that, for any borrowing with respect to the All-Cap Value Fund and Long/Short Equity Fund there is at least 300% asset coverage for the borrowings of the Fund. A Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, with respect to the All-Cap Value Fund and Long/Short Equity Fund the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that for the All-Cap Value Fund and Long/Short Equity Fund: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that for the All-Cap Value Fund, any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Small Cap Value and All-Cap Value Funds will not purchase securities while aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of total assets. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets)
16

2.	Issue any senior securities, except as permitted under the 1940 Act; (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities).

3.	Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.	Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities).

Additionally, each Boston Partners Fund other than the Long/Short Research Fund and the Global Equity Fund may not:

Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.  Neither the purchase nor the sale of futures or related options will be deemed to be the issuance of senior securities because such transactions will be covered by the segregation of cash or liquid assets or by other means in compliance with applicable SEC guidance.

For purposes of Investment Limitation No. 7, with respect to the Long/Short Equity Fund may not:

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Long/Short Equity Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.
17

The Long/Short Research Fund may not:

1.	Borrow money except that (a) the Fund may borrow from banks or through reverse repurchase agreements in amounts up to 33 1/3% of the value of its total assets (including the amount borrowed); and (b) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. For purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

2.	Issue senior securities as defined in the 1940 Act, except as permitted by rule, regulation or order of the SEC;

3.	Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.	Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); or

For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2. Neither the purchase nor the sale of futures or related options will be deemed to be the issuance of senior securities because such transactions will be covered by the segregation of cash or liquid assets or by other means in compliance with applicable SEC guidance.

For purposes of Investment Limitation No.7, the Long/Short Research Fund may not:

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition to the fundamental investment limitations specified above, the Long/Short Research Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Long/Short Research Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

3.	Pledge, manage or hypothecate assets, except as permitted by the 1940 Act.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does provide allowances for certain borrowings, firm commitment and standby commitment agreements. In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the Fund complies with the conditions of Rule 18f-4. See the section entitled “Currency Swaps and Total Return Swaps” above for additional information.

The Global Equity Fund may not:

1.	Borrow money except that a Fund may borrow from banks or through reverse repurchase agreements in amounts up to 33 1/3% of the value of its total assets (including the amount borrowed). For purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

2.	Issue senior securities as defined in the 1940 Act, except as permitted by rule, regulation or order of the SEC;

3.	Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;
18

5.	Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities).

For purposes of Investment Restriction No.7, the Global Equity Fund may not:

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States or any of its authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition to the fundamental investment limitations specified above, the Global Equity Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except that a Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

3.	Pledge, manage or hypothecate assets, except as permitted by the 1940 Act.

4.	Hold illiquid investments in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

Any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, short sales and other similar instruments, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does provide allowances for certain borrowings, firm commitment and standby commitment agreements. In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the Fund complies with the conditions of Rule 18f-4. See the section entitled “Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest rate Caps, Floors and Collars” above for additional information.

The WPG Small Cap Value Diversified Fund may not:

1.	Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

2.	With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities and other investment companies), if:

(a)	such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or

(b)	such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

3.	Lease, acquire, purchase, sell or hold real estate, but it may lease office space for its own use and invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

4.	Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices and options on such futures contracts, and forward foreign currency exchange contracts.

5.	Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers’ acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the Fund will not enter into repurchase agreements of more than one week’s duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

6.	Lend its portfolio securities unless the borrower is a broker, dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.
19

7.	Engage in the business of underwriting the securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

8.	Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund’s total assets (including the amount borrowed), at the time of such borrowing.

9.	Issue senior securities except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

The Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objectives, restrictions and policies as that Fund.

For purposes of the above fundamental investment restrictions regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications established by nationally recognized third-party statistical information services, such as S&P. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.

In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, the Fund may not:

(a)	Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

(b)	Purchase securities of any other investment company except as permitted by the 1940 Act.

(c)	Purchase securities on margin, except any short-term credits, which may be necessary for the clearance of transactions and the initial, or maintenance margin in connection with options and futures contracts and related options.

(d)	Invest more than 15% of its net assets in securities which are illiquid.

(e)	Purchase additional securities if the Fund’s borrowings exceed 5% of its net assets.

Except with respect to the WPG Small Cap Value Diversified Fund’s fundamental investment restriction regarding borrowings, any investment limitation of the WPG Small Cap Value Diversified Fund that is expressed as a percentage is determined at the time of investment by the Fund. An increase or decrease in a Fund’s NAV or a company’s market capitalization subsequent to a Fund’s initial investment will not affect the Fund’s compliance with the percentage limitation or the company’s status as small, medium or large cap. From time to time, the Adviser may include as small, medium or large cap certain companies having market capitalizations outside the definitions described in the Prospectuses. Under the 1940 Act, the WPG Small Cap Value Diversified Fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the applicable Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including weekends and holidays) or such longer period as the rules and regulations of the SEC prescribe. In addition, under the 1940 Act, the WPG Small Cap Value Diversifed Fund may not invest more than 5% of its assets in the securities of any issuer that derives more than 15% of its gross revenue from a securities-related business, unless an exemption is available under the 1940 Act or the rules thereunder.

The WPG Select Small Cap Value Fund and Global Sustainability Fund may not:

1.	Borrow money except that the Fund may borrow from banks or through reverse repurchase agreements in amounts up to 331/3% of the value of its total assets (including the amount borrowed). For purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

2.	Issue senior securities as defined in the 1940 Act, except as permitted by rule, regulation or order of the SEC;

3.	Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.	Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities).

8.	Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.
20

For purposes of Investment Restriction No.7, the Funds may not:

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States or any of its authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition to the fundamental investment limitations specified above, each Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

3.	Pledge, manage or hypothecate assets, except as permitted by the 1940 Act.

4.	Hold illiquid investments in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

Any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, short sales and other similar instruments, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does provide allowances for certain borrowings, firm commitment and standby commitment agreements. In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the Fund complies with the conditions of Rule 18f-4. See the section entitled “Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest rate Caps, Floors and Collars” above for additional information.

PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of the Funds, a policy relating to the selective disclosure of a Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of a Fund’s shareholders. The policies relating to the disclosure of a Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose each Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, Form N-PORT, and such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Adviser currently makes the Funds’ complete portfolio holdings, top ten holdings, sector weightings and other portfolio characteristics publicly available on its web site, www.bostonpartners.com as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Web Posting
Complete Portfolio Holdings and top 10 Portfolio Holdings	Monthly/Quarterly*	15 calendar days after the end of each calendar month for the Funds

*	For the Long/Short Equity Fund and the Long/Short Research Fund only the complete long positions for the Funds will be publicly available on the Adviser’s website at www.bostonpartners.com.

The scope of the information relating to the Funds’ portfolios that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include a Fund’s portfolio holdings that have already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of holdings made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

The Company may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Transfer Agent”), the administrator, accounting agent and transfer agent; Cohen & Company, Ltd., the Funds’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Funds’ proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Funds as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s, Adviser’s fiduciary duties to the Funds’ shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

21

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of a Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to a Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, officers or third party service providers to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of each Fund’s total portfolio market value that was purchased or sold during the period. Each Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

Each Fund’s portfolio turnover rates for the two most recent fiscal years are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

	Portfolio Turnover
Fund	Fiscal Year Ended August 31, 2025	Fiscal Year Ended August 31, 2024
All-Cap Value Fund	37%	24%
Global Equity Fund	55%	48%
Global Sustainability Fund	69%	73%
Long/Short Equity Fund	54%	35%
Long/Short Research Fund	65%	53%
Small Cap Value Fund II	65%	55%
WPG Select Small Cap Value Fund	155%	160%
WPG Small Cap Value Diversified Fund	92%	74%

22

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).

23

Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development of The RBB Fund Inc.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A

24

Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).
1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.
3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

25

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Funds and in all of the portfolios of the Company and The RBB Fund Trust (together, the “Fund Complex”) (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including the amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Independent Directors
Gregory P. Chandler	$10,001-$50,000	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	$10,001-$50,000	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
Interested Directors
Robert Sablowsky	$10,001-$50,000	Over $100,000
Brian T. Shea	None	$10,001-$50,000
Disinterested Advisory Board Members (1)
Eugene Podsiadlo	None	$10,000-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.
26

The following tables set forth the dollar range of equity securities beneficially owned by each Director in each individual Fund as of December 31, 2024:

Name of Director	Boston Partners All-Cap Value Fund	Boston Partners Small Cap Value Fund II	WPG Partners Select Small Cap Value Fund	WPG Partners Small Cap Value Diversified Fund
Independent Directors:
Gregory P. Chandler	$1-$10,000	$1-$10,000	None	None
Lisa A. Dolly	None	None	None	None
Nicholas A. Giordano	None	None	None	None
Arnold M. Reichman	None	None	None	None
Martha A. Tirinnanzi	None	None	None	None
Interested Directors:
Robert Sablowsky	None	None	None	None
Brian T. Shea	None	None	None	None
Disinterested Advisory Board Members
Eugene Podsiadlo	None	None	None	None

Name of Director	Boston Partners Global Equity Fund	Boston Partners Global Sustainability Fund	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund
Independent Directors:
Gregory P. Chandler	$1-$10,000	None	None	$1-$10,000
Lisa A. Dolly	None	None	None	None
Nicholas A. Giordano	None	None	None	None
Arnold M. Reichman	None	None	$10,001-$50, 000	None
Martha A. Tirinnanzi	None	None	None	None
Interested Directors:
Robert Sablowsky	None	None	None	$10,001-$50,000
Brian T. Shea	None	None	None	None
Disinterested Advisory Board Members
Eugene Podsiadlo	None	None	None	None

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Directors’, Advisory Board Members’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

27

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $1,060,000 in the aggregate from all series of the Fund Complex for its services.

Fund	Compensation Paid to Vigilant Compliance, LLC for the Fiscal Year Ended August 31, 2025
All-Cap Value Fund	$71,906
Global Equity Fund	$12,654
Global Sustainability Fund	$576
Long/Short Equity Fund	$3,483
Long/Short Research Fund	$29,469
Small Cap Value Fund II	$28,805
WPG Select Small Cap Value Fund	$8,327
WPG Small Cap Value Diversified Fund	$1,649

Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary, and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Company and The RBB Fund Trust in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officer
Independent Directors:
Gregory P. Chandler, Director	$46,755	N/A	N/A	$406,250
Lisa A. Dolly, Director	$42,052	N/A	N/A	$363,750
Nicholas A. Giordano, Director	$42,528	N/A	N/A	$369,250
Arnold M. Reichman, Director and Chair	$55,314	N/A	N/A	$476,750
Robert A. Straniere, Director(1)	$9,445	N/A	N/A	$101,250
Martha A. Tirinnanzi, Director	$38,470	N/A	N/A	$336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$53,765	N/A	N/A	$466,750
Brian T. Shea, Director	$43,645	N/A	N/A	$380,500
Disinterested Advisory Board Members(2)
Eugene Podsiadlo	$0	N/A	N/A	$0
Officers:
Steven Plumb, President	$40,424	N/A	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$50,922	N/A	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$40,545	N/A	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$18,654	N/A	N/A	$200,000

(1)	Mr. Straniere retired from his role as a Director effective January 2025.
(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.
28

For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development received compensation from each of the Funds in the following amounts:

Name of Director/Officer	Boston Partners All-Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Sustainability Fund	Boston Partners Long/Short Equity Fund
Independent Directors:
Gregory P. Chandler, Director	$21,670	$3,696	$168	$1,010
Lisa A. Dolly, Director	$19,478	$3,324	$151	$910
Nicholas A. Giordano, Director	$19,689	$3,374	$153	$922
Arnold M. Reichman, Director and Chair	$25,632	$4,367	$198	$1,195
Robert A. Straniere, Director(1)	$4,500	$723	$34	$185
Martha A. Tirinnanzi, Director	$17,815	$3,052	$138	$834
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$24,910	$4,246	$193	$1,163
Brian T. Shea, Director	$20,229	$3,445	$156	$943
Disinterested Advisory Board Members:
Eugene Podsiadlo	$0	$0	$0	$0
Officers:
Steven Plump, President	$17,905	$3,587	$157	$1,040
James G. Shaw, Chief Financial Officer, Chief Operating Officer, and Secretary	$21,975	$4,611	$202	$1,337
Craig Urciuoli, Director of Marketing & Business Development	$17,498	$3,671	$160	$1,064
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$8,050	$1,689	$74	$490

(1)	Mr. Straniere retired from his role as a Director effective January 2025.

Name of Director/Officer	Boston Partners Long/Short Research Fund	Boston Partners Small Cap Value Fund II	WPG Select Small Cap Value Fund	WPG Partners Small Cap Value Diversified Fund
Independent Directors:
Gregory P. Chandler, Director	$8,719	$8,707	$2,292	$493
Lisa A. Dolly, Director	$7,845	$7,826	$2,075	$443
Nicholas A. Giordano, Director	$7,931	$7,915	$2,096	$448
Arnold M. Reichman, Director and Chair	$10,319	$10,301	$2,719	$583
Robert A. Straniere, Director(1)	$1,768	$1,785	$351	$99
Martha A. Tirinnanzi, Director	$7,172	$7,160	$1,894	$405
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$10,025	$10,010	$2,651	$567
Brian T. Shea, Director	$8,138	$8,126	$2,147	$461
Disinterested Advisory Board Members:
Eugene Podsiadlo	$0	$0	$0	$0
Officers:
Steven Plump, President	$6,963	$7,998	$2,364	$410
James G. Shaw, Chief Financial Officer, Chief Operating Officer, and Secretary	$8,951	$10,281	$3,038	$527
Craig Urciuoli, Director of Marketing & Business Development	$7,127	$8,186	$2,419	$420
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$3,279	$3,766	$1,113	$193

(1)	Mr. Straniere retired from his role as a Director effective January 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

Director/Trustee Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

29

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Trusee Emeritus	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Julian Brodsky	$12,416	N/A	N/A	$106,250
Robert Straniere	$12,885	N/A	N/A	$84,375

For the fiscal year ended August 31, 2025, Mr. Brodsky and Mr. Straniere received compensation from each of the Funds in the following amounts:

Name of Director Emeritus	Boston Partners All-Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Sustainability Fund	Boston Partners Long/Short Equity Fund
Julian Brodsky	$5,893	$1,008	$46	$277
Robert A. Straniere	$5,910	$1,012	$46	$280

Name of Director Emeritus	Boston Partners Long/Short Research Fund	Boston Partners Small Cap Value Fund II	WPG Select Small Cap ValueFund	WPG Partners Small Cap Value Diversified Fund
Julian Brodsky	$2,380	$2,376	$639	$134
Robert A. Straniere	$2,411	$2,363	$677	$136

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to the Fund’s Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, each Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. The Adviser will consider factors affecting the value of the Funds’ investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Funds. The Adviser employs a third party service provider, Institutional Shareholder Services, to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser’s policy, as to how to vote such proxies. A copy of the Adviser’s Proxy Voting Policy is included with this SAI.  Please see Appendix B to this SAI for further information.

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-261-4073 or by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As December 1, 2025, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of each Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

30

Name of Fund and Shareholder Name and Address	Percentage of Shares Owned as of December 1, 2025
Boston Partners All-Cap Value Fund Institutional Class
National Financial Services LLC	23.45%
For the Exclusive Benefits of its Customers
Attn: Mutual Funds Dept., 4th FL
499 Washington Blvd.
Jersey City, NJ 07310-1995
SEI Private Trust Company	13.54%
Attn: Mutual Funds
C/O 1st Source
One Freedom Valley Drive
Oaks, PA 19456-9989
Charles Schwab & Co., Inc.	13.31%
Special Custody A/C FBO Customers
Attn: Mutual Funds Dept.
211 Main St.
San Francisco, CA 94105-1901
Raymond James	8.52%
Omnibus for Mutual Funds
Attn Courtney Waller
St. Petersburg, Fl 33716-1102
Merrill Lynch Pierce Fenner & Smith	7.81%
For the Sole Benefit of its Customers
4800 Deer Lake Dr. E
Jacksonville, FL 32246-6486
Vanguard Brokerage Services	5.46%
100 Vanguard Blvd
Malvern, PA 19355-2331
Boston Partners All-Cap Value Fund Investor Class
National Financial Services LLC	43.50%
For the Exclusive Benefits of its Customers
Attn: Mutual Funds Dept., 4th FL
499 Washington Blvd.
Jersey City, NJ 07310-1995
Charles Schwab & Co., Inc.	36.07%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1901
Merrill Lynch Pierce Fenner & Smith	5.32%
For the Sole Benefit of its Customers
4800 Deer Lake Dr. E
Jacksonville, FL 32246-6486

31

Boston Partners Global Equity Fund Institutional Class
Charles Schwab & Co., Inc.	62.23%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1901
Ironworkers District of Council of New England Pension Fund Trust	13.49%
William P Hurley TR
161 Granite Ave.
Dorchester, MA 02124-5491
Capinco C/O US Bank NA	6.22%
P.O. Box 1787
Milwaukee, WI 53201-1787
National Financial Services LLC	5.15%
For the Exclusive Benefits of its Customers
Attn: Mutual Funds Dept., 4th FL
499 Washington Blvd.
Jersey City, NJ 07310-1995
SEI Private Trust Company	5.12%
C/o Regions Bank
One Freedom Valley Drive
Oaks, PA 19456-9989
32

Boston Partners Global Sustainability Fund Institutional Class
Boston Partners Global Investors, Inc.	84.40%
60 East 42nd St
New York, NY 10165-0006
Charles Schwab & Co., Inc.	13.64%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1901

33

Boston Partners Long/Short Equity Fund Institutional Class
National Financial Services LLC	31.27%
For the Exclusive Benefits of its Customers
Attn: Mutual Funds Dept., 4th FL
499 Washington Blvd.
Jersey City, NJ 07310-1995
Charles Schwab & Co., Inc.	23.23%
Special Custody A/C FBO Customers
Attn: Mutual Funds Dept.
211 Main St.
San Francisco, CA 94105-1905
Raymond James	13.86%
Omnibus for Mutual Funds
Attn Courtney Waller
St. Petersburg, Fl 33716-1102
Pershing LLC	5.06%
1 Pershing Plz.
Jersey City, NJ 07399-0002
Boston Partners Long/Short Equity Fund Investor Class
Charles Schwab & Co., Inc.	44.51%
Special Custody A/C FBO Customers
Attn: Mutual Funds Dept.
211 Main St.
San Francisco, CA 94105-1901
National Financial Services LLC	40.22%
For the Exclusive Benefits of its Customers
Attn: Mutual Funds Dept., 4th FL
499 Washington Blvd.
Jersey City, NJ 07310-1995

34

Boston Partners Long/Short Research Fund Institutional Class
SEI Private Trust Company	22.75%
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456-9989
SEI Private Trust Company	22.56%
C/o MELLON BANK
One Freedom Valley Drive
Oaks, PA 19456-9989
Merrill Lynch Pierce Fenner & Smith	15.25%
For the Sole Benefit of its Customers
4800 Deer Lake Dr. E
Jacksonville, FL 32246-6486
Wells Fargo Bank NA FBO	10.06%
Reynolds KB FBO Presbyterian Minis
PO Box 1533
Minnneapolis, MN 55480-1533
Charles Schwab & Co., Inc.	7.37%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1901
Boston Partners Long/Short Research Fund Investor Class
National Financial Services LLC	35.20%
For the Exclusive Benefits of its Customers
Attn: Mutual Funds Dept., 4th FL
499 Washington Blvd.
Jersey City, NJ 07310-1995
Charles Schwab & Co., Inc.	32.36%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1901
Wells Fargo Clearing Services LLC	16.80%
Special Custody Acct For the Exclusive Benefit of Customers
2801 Market St.
Saint Louis, MO 63103-2523

35

Boston Partners Small Cap Value Fund II Institutional Class
National Financial Services LLC	34.87%
For the Exclusive Benefits of its Customers
Attn: Mutual Funds Dept., 4th FL
499 Washington Blvd.
Jersey City, NJ 07310-1995
Charles Schwab & Co., Inc.	23.63%
Special Custody A/C FBO Customers
Attn: Mutual Funds Dept.
211 Main St.
San Francisco, CA 94105-1905
Empower Trust FBO	9.33%
C/o Mutual Fund Trading
Recordkeeping Various Benefit PL NY
Greenwood, Co 80111-5002
Boston Partners Small Cap Value Fund II Investor Class
Charles Schwab & Co., Inc.	45.07%
Special Custody A/C FBO Customers
Attn: Mutual Funds Dept.
211 Main St.
San Francisco, CA 94105-1901
National Financial Services LLC	29.44%
For the Exclusive Benefits of its Customers
Attn: Mutual Funds Dept., 4th FL
499 Washington Blvd.
Jersey City, NJ 07310-1995
Morgan Stanley Smith Barney LLC	5.45%
For the Exclusive Benefits of its Customers
1 New York Plaza, FL 39
New York, NY 10004-1901

WPG Partners Select Small Cap Value Fund Institutional Class
National Financial Services LLC	50.13%
For the Exclusive Benefits of its Customers
Attn: Mutual Funds Dept., 4th FL
499 Washington Blvd.
Jersey City, NJ 07310-1995
Charles Schwab & Co., Inc.	16.75%
Special Custody A/C FBO Customers
Attn: Mutual Funds Dept.
211 Main St.
San Francisco, CA 94105-1901
Reliance Trust Company	13.46%
Mailcode BDIN Attn MF
Maril & Co FBO 70
4900 Brown Deer Road
Milwaukee, WI 53223-2422
Vanguard Brokerage Services	8.89%
100 Vanguard Blvd
Malvern, PA 19355-2331
Merrill Lynch Pierce Fenner & Smith	8.13%
For the Sole Benefit of its Customers
4800 Deer Lake Dr. E
Jacksonville, FL 32246-6486

36

WPG Small Cap Value Diversified Fund Institutional Class
Charles Schwab & Co., Inc.	13.00%
Reinvest Account
Attn: Mutual Funds Dept.
101 Montgomery St.
San Francisco, CA 94101
National Financial Services LLC	11.39%
For the Exclusive Benefits of its Customers
Attn: Mutual Funds Dept., 4th FL
499 Washington Blvd.
Jersey City, NJ 07310-1995
The Jackson Foundation	6.90%
104 Shockoe Slip Suite 2-B
Richmond, VA 23219-4125

As of December 1, 2025, the Directors and Officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser - All Funds

The Adviser, located at One Beacon Street, Boston, MA 02108, is a subsidiary of ORIX Corporation Europe N.V. (formerly Robeco Groep N.V.), a Dutch public limited liability company (“ORIX Europe”). Founded in 1929, ORIX Europe is one of the world’s oldest asset management organizations. ORIX Europe is owned by ORIX Corporation, an integrated financial services group based in Tokyo, Japan. The Adviser provides advisory services to the Funds pursuant to an Advisory Agreement between the Company and the Adviser (“Advisory Agreement”). The Adviser provides investment management and investment advisory services to other institutional and proprietary accounts.

The Adviser has investment discretion for the Funds and will make all decisions affecting the assets of those Funds under the supervision of the Board and in accordance with each Fund’s stated policies. The Adviser will select investments for the Funds.

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Funds, including (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold by the Funds, and (iii) the placement from time to time of orders for all purchases and sales made for the Funds. The Adviser will provide the services rendered by it in accordance with the Funds’ investment goals, restrictions and policies as stated in the Prospectuses and in this SAI. For its services to the Funds, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of a Fund’s average daily net assets as follows:

Fund	Advisory fee as a percentage of average daily net assets
Boston Partners All-Cap Value Fund	0.70%
Boston Partners Global Equity Fund	0.90%
Boston Partners Global Sustainability Fund	0.80%
Boston Partners Long/Short Equity Fund	2.25%
Boston Partners Long/Short Research Fund	1.25%
Boston Partners Small Cap Value Fund II	0.85%
WPG Partners Select Small Cap Value Fund	0.90%
WPG Partners Small Cap Value Diversified Fund	0.80% of average daily net assets up to $500 million, and 0.75% of average daily net assets in excess of $500 million

37

The Adviser has contractually agreed to waive its fees to the extent necessary to maintain the following expense ratios (excluding certain items noted below) for the Funds:

	Institutional	Investor
All-Cap Value Fund	0.80%	1.05%
Global Equity Fund	0.95%	N/A
Global Sustainability Fund	0.90%	N/A
Long/Short Equity Fund	1.96%	2.21%
Long/Short Research Fund	1.50%	1.75%
Small Cap Value Fund II	0.99%	1.24%
WPG Select Small Cap Value Fund	1.10%	N/A
WPG Small Cap Value Diversified Fund	1.10%	N/A

These limits are calculated daily based on the Funds’ average daily net assets.  These limitations are effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. The contractual limitations are in effect until at least December 31, 2026, and may not be terminated without approval of the Board.

If at any time a Fund’s total annual Fund operating expenses for a year are less than the above-listed expense limitation, the Adviser is entitled to reimbursement by the Funds of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause a Fund’s net annualized expense ratio to exceed the applicable expense limitation: short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes and other items as agreed upon by both parties from time to time.

For the fiscal years ended August 31, 2025, 2024, and 2023, the Boston Partners Funds paid the Adviser advisory fees and the Adviser waived advisory fees as follows:

For the Fiscal Year Ended	Advisory Fees Paid (before waivers and recoupments)	Waivers	Recoupments
August 31, 2025
All-Cap Value Fund	$9,672,399	$(657,804)	$0
Global Equity Fund	$2,226,535	$(394,414)	$0
Global Sustainability Fund	$88,694	$(92,228)	$0
Long/Short Equity Fund	$1,552,321	$(416,555)	$0
Long/Short Research Fund	$7,027,561	$0	$0
Small Cap Value Fund II	$4,810,784	$(196,442)	$24,555
WPG Select Small Cap Value Fund	$1,453,304	$(47,132)	$66,669
WPG Small Cap Value Diversified Fund	$254,437	$(36,289)	$0

For the Fiscal Year Ended	Advisory Fees Paid (before waivers and reimbursements)	Waivers	Recoupments
August 31, 2024
All-Cap Value Fund	$9,869,819	$(650,637)	$0
Global Equity Fund	$1,985,400	$(357,823)	$0
Global Sustainability Fund	$121,573	$(94,610)	$0
Long/Short Equity Fund	$1,379,392	$(414,321)	$0
Long/Short Research Fund	$7,466,784	$0	$0
Small Cap Value Fund II	$4,839,419	$(231,790)	$618
WPG Select Small Cap Value Fund	$902,977	$(39,014)	$13,656
WPG Small Cap Value Diversified Fund	$240,939	$(51,465)	$0

38

For the Fiscal Year Ended	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Recoupments
August 31, 2023
All-Cap Value Fund	$9,693,764	$(581,154)	$0
Global Equity Fund	$1,742,360	$(312,531)	$0
Global Sustainability Fund	$179,655	$(102,575)	$0
Long/Short Equity Fund	$1,523,914	$(440,825)	$0
Long/Short Research Fund	$9,421,601	$0	$0
Small Cap Value Fund II	$5,890,652	$(313,733)	$0
WPG Select Small Cap Value Fund	$731,706	$(52,965)	$4,502
WPG Small Cap Value Diversified Fund	$243,064	$(64,117)	$0

Each class of each Fund bears its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the Prospectuses and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Adviser; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the investment advisers and Fund Services; (i) fees and expenses of officers and Directors who are not affiliated with a portfolio’s investment adviser or Quasar Distributors, LLC (the “Distributor”); (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio’s investment adviser under its advisory agreement with the portfolio. Each class of the Funds pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

Under the Advisory Agreements, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds or the Company in connection with the performance of the Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of their respective duties or from reckless disregard of their duties and obligations there under.

The Advisory Agreements are terminable with respect to each Fund by vote of the Board or by the holders of a majority of the outstanding voting securities of a Fund, at any time without penalty, on 60 days’ written notice to the Adviser. The Advisory Agreement may also be terminated by the Adviser on 60 days’ written notice to the Company. The Advisory Agreements terminate automatically in the event of assignment thereof.

Portfolio Managers

Description of Compensation. As of the date of this SAI, the portfolio managers’ compensation is comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through the firm’s bonus program, key investment professionals are rewarded primarily for strong investment performance. The discretionary bonus is based upon the unique structure of each team and consideration may be given to one or more of the following criteria, depending on the team.

●	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

●	Product Investment Performance: the performance of the investment product(s) with which the individual is involved versus the pre-designed index based on the excess return;

●	Investment Team Performance: the financial results of the Portfolio Manager’s investment group; and

●	Firm-Wide Performance: the overall financial performance of the firm.

Compensation for portfolio managers who are also members of the Adviser’s senior management team is typically derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results versus benchmarks.

The firm also provides a long-term incentive program. Portions of the annual bonuses are deferred for up to 3 years.

Other Accounts. The table below discloses accounts, other than the Funds, for which each Portfolio Manager is primarily responsible for the day-to-day portfolio management, as of August 31, 2025.

39

Boston Partners All Cap Value Fund

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Duilio Ramallo, CFA	Other Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$6.0 billion	0	$0
	Other Accounts	59	$4.0 billion	0	$0

Boston Partners Global Equity Fund

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Christopher Hart, CFA	Other Registered Investment Company	1	$239 million	0	$0
	Other Pooled Investment Vehicles	3	$7.1 billion	1	$69 million
	Other Accounts	124	$7.6 billion	0	$0
Joshua Jones, CFA	Other Registered Investment Company	1	$239 million	0	$0
	Other Pooled Investment Vehicles	3	$7.1 billion	1	$69 million
	Other Accounts	124	$7.6 billion	0	$0
Soyoun Song	Other Registered Investment Company	1	$239 million	0	$0
	Other Pooled Investment Vehicles	3	$7.1 billion	1	$69 million
	Other Accounts	124	$7.6 billion	0	$0

Global Sustainability Fund

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Soyoun Song	Other Registered Investment Company	1	$239 million	0	$0
	Other Pooled Investment Vehicles	3	$7.1 billion	1	$69 million
	Other Accounts	124	$7.6 billion	0	$0

Boston Partners Long/Short Equity Fund

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Patrick Regan, CFA	Other Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$86 million	1	$86 million
	Other Accounts	0	$0	0	$0

Boston Partners Long/Short Research Fund

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Joseph Feeney. Jr., CFA*	Other Registered Investment Company	1	$126 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Scott Burgess, CFA*	Other Registered Investment Company	1	$126 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

40

Boston Partners Small Cap Value Fund II

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
George Gumpert, CFA	Other Registered Investment Company	3	$536 million	0	$0
	Other Pooled Investment Vehicles	1	$111 million	0	$0
	Other Accounts	76	$4.2 billion	3	$857 million

WPG Partners Select Small Cap Value Fund

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Eric Gandhi, CFA	Other Registered Investment Company	7	$817 million	0	$0
	Other Pooled Investment Vehicles	1	$11 million	0	$0
	Other Accounts	12	$1.1 billion	0	$0

WPG Partners Small Cap Value Diversified Fund

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Richard Shuster, CFA*	Other Registered Investment Company	3	$291 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	2	$332 million	0	$0
Gregory Weiss*	Other Registered Investment Company	3	$291 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	2	$332 million	0	$0
Eric Gandhi, CFA *	Other Registered Investment Company	7	$817 million	0	$0
	Other Pooled Investment Vehicles	1	$11 million	0	$0
	Other Accounts	12	$1.1 million	0	$0

*	The portfolio managers utilize a team based approach to other accounts managed. The portfolio managers are jointly and primarily responsible for the management of a portion of the total assets and number of accounts shown. Effective June 30, 2026, Mr. Shuster will no longer serve as a portfolio manager, and instead assume the role of a Senior Adviser at the firm.

Conflict of Interest. Investment decisions for the Fund’s portfolios are made in conjunction with decisions for other accounts and/or funds for the same strategy. The Adviser recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and the other funds. These risks include, but may not be limited to: differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risk associated with simultaneous management if possible. Additionally, the Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund or Funds managed by such Portfolio Manager as of August 31, 2025.

41

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
All-Cap Value Fund
Duilio Ramallo, CFA	over $1,000,000
Global Equity Fund
Christopher Hart, CFA	None
Joshua Jones, CFA	None
Soyoun Song	$100,001 - $500,000
Global Sustainability Fund
Soyoun Song	over $1,000,000
Long/Short Equity Fund
Patrick Regan, CFA	over $1,000,000
Long/Short Research Fund
Joseph Feeney, Jr., CFA	over $1,000,000
Scott Burgess, CFA	$500,001 - $1,000,000
Small Cap Value Fund II
George Gumpert, CFA	over $1,000,000
WPG Select Small Cap Value Fund
Eric Gandhi, CFA	$100,001 - $500,000
WPG Partners Small Cap Value Diversified Fund
Eric Gandhi, CFA	$50,001 - $100,000
Richard Shuster, CFA	$50,001 - $100,000
Gregory Weiss	$100,001 - $500,000

Custodian Agreement

U.S. Bank, N.A., 1555 North River Center Drive, Milwaukee, Wisconsin 53212 (the “Custodian”), is custodian of the Funds’ assets pursuant to a custodian agreement (the “Custodian Agreement”).  Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of each Fund; (b) holds and transfers portfolio securities on account of each Fund; (c) accepts receipts and makes disbursements of money on behalf of each Fund; (d) collects and receives all income and other payments and distributions on account of each Fund’s portfolio securities; and (e) makes periodic reports to the Board concerning the Funds’ operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Funds harmless from the acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreement, the Custodian receives a fee based on each Fund’s average daily gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

Transfer Agency Agreement

Fund Services serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”), under which Fund Services: (a) issues and redeems shares of each Fund; (b) addresses and mails all communications by the Funds to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Funds. Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any other affiliate of Fund Services. For its services to the Funds under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Funds and the Funds’ average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Funds.

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, Fund Services provides services relating to the implementation of the Funds’ Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

42

Administration and Accounting Agreement

Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as Fund Administrator to the Funds pursuant to a fund administration servicing agreement and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”).  Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds.  Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company.  These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Funds’ registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds. The Custodian and Fund Services are affiliates.

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company.

For the fiscal years ended August 31, 2025, 2024 and 2023, the Funds paid Fund Services certain administration and accounting fees and related out-of-pocket expenses as follows:

Fund	Administration, Accounting and Regulatory Administration Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2025
All Cap Value Fund	$289,268	$0	$0
Global Equity Fund	$87,542	$0	$0
Global Sustainability Fund	$20,151	$0	$0
Long/Short Equity Fund	$40,634	$0	$0
Long/Short Research Fund	$192,523	$0	$0
Small Cap Value Fund II	$127,507	$0	$0
WPG Select Small Cap Value Fund	$49,191	$0	$0
WPG Small Cap Value Diversified Fund	$24,189	$0	$0
Fiscal Year Ended August 31, 2024
All Cap Value Fund	$315,910	$0	$0
Global Equity Fund	$86,173	$0	$0
Global Sustainability Fund	$19,150	$0	$0
Long/Short Equity Fund	$39,373	$0	$0
Long/Short Research Fund	$192,523	$0	$0
Small Cap Value Fund II	$139,214	$0	$0
WPG Select Small Cap Value Fund	$40,211	$0	$0
WPG Small Cap Value Diversified Fund	$24,183	$0	$0
Fiscal Year Ended August 31, 2023
All Cap Value Fund	$318,333	$0	$0
Global Equity Fund	$71,293	$0	$0
Global Sustainability Fund	$25,765	$0	$0
Long/Short Equity Fund	$43,276	$0	$0
Long/Short Research Fund	$249,872	$0	$0
Small Cap Value Fund II	$191,497	$0	$0
WPG Select Small Cap Value Fund	$26,858	$0	$0
WPG Small Cap Value Diversified Fund	$26,677	$0	$0

43

DISTRIBUTION ARRANGEMENTS

Distribution Agreement and Plans of Distribution

Quasar Distributors, LLC, whose principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the underwriter to the Funds pursuant to a distribution agreement (the “Distribution Agreement”).  The Distributor, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  The Distributor is not affiliated with the Company or the Adviser.

Under the Distribution Agreement with the Company, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Funds.  The Distributor continually distributes shares of the Funds on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds.  With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements.  These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.  These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary.  The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary.  The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective.  The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Funds on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the members of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Institutional Class.  Pursuant to the Distribution Agreement, Quasar Distributors, LLC will use best efforts to distribute each Fund’s shares. Quasar Distributors, LLC does not receive compensation from the Company for the distribution of the Funds’ Institutional Class shares; however, the Adviser pays an annual fee to Quasar Distributors, LLC as compensation for underwriting services rendered to the Funds pursuant to the Distribution Agreement.

Investor Class. Pursuant to the Distribution Agreement and the related Plans of Distribution, as amended, for the Investor Class (together, the “Investor Class Plans”), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, Quasar Distributors, LLC will use best efforts to distribute each Fund’s shares. Payments to Quasar Distributors, LLC under the Investor Class Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Investor Class including advertising, printing and mailing of prospectuses to others than current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes. As compensation for its distribution services, Quasar Distributors, LLC receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Investor Class Plans, to be calculated daily and paid monthly by the Investor Class of each of the Funds at the annual rate set forth in the Investor Class Prospectus.

44

For the fiscal years ended August 31, 2025, 2024 and 2023, the Investor Class of each of the Funds paid the Funds’ distributor fees as follows:

Fund	Distribution Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2025
All-Cap Value Fund	$519,434	$0	$0
Long/Short Equity Fund	$40,611	$0	$0
Long/Short Research Fund	$20,378	$0	$0
Small Cap Value Fund II	$134,883	$0	$0
Fiscal Year Ended August 31, 2024
All-Cap Value Fund	$552,418	$0	$0
Long/Short Equity Fund	$33,228	$0	$0
Long/Short Research Fund	$18,017	$0	$0
Small Cap Value Fund II	$141,866	$0	$0
Fiscal Year Ended August 31, 2023
All-Cap Value Fund	$574,425	$0	$0
Long/Short Equity Fund	$29,393	$0	$0
Long/Short Research Fund	$25,873	$0	$0
Small Cap Value Fund II	$180,791	$0	$0

Among other things, the Plans provide that: (1) Quasar Distributors, LLC shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by each Fund on the distribution of the Fund’s shares of a Class under the Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company’s Independent Directors shall be committed to the discretion of such Independent Directors.

Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plans by virtue of his position with Oppenheimer Co., Inc., formerly Fahnestock Co., Inc., a broker-dealer.

For the fiscal year ended August 31, 2025, the Funds’ Plan expenses were spent for the following purposes:

Investor Class*	All-Cap Value Fund	Long/Short Equity Fund	Long/Short Research Fund	Small Cap Value Fund II
Compensation to broker/dealers	$519,434	$0	$20,378	$134,883
Compensation to sales personnel	$0	$0	$0	$0
Advertising	$0	$0	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0	$0	$0
Compensation to underwriters	$0	$40,611	$0	$0
Other	$0	$0	$0	$0

*	The WPG Funds, Global Sustainability Fund is currently offered as Institutional Class Shares only, excluding from 12b-1 fees.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

The Funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Funds and subject to the approval of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

45

For the fiscal year ended August 31, 2025, the Funds paid the following commissions to brokers on account of research services:

Fund	Commissions Paid to Brokers Who Supplied Research Services	Total Dollar Amount Involved in Such Transactions
All-Cap Value Fund	$218,413	$1,272,771,227
Global Equity Fund	$147,621	$258,525,727
Global Sustainability Fund	$8,262	$16,100,214
Long/Short Equity Fund	$651,613	$1,220,830,884
Long/Short Research Fund	$706,445	$1,192,770,177
Small Cap Value Fund II	$627,474	$685,173,937
WPG Select Small Cap Value Fund	$638,440	$488,992,657
WPG Partners Small Cap Value Diversified Fund	$68,435	$53,384,038

The following chart shows the aggregate brokerage commissions paid by each Fund for the past three fiscal years ended August 31:

Fund	2025	2024	2023
All-Cap Value Fund	$227,058	$190,798	$282,754
Global Equity Fund	$150,649	$122,635	$108,817
Global Sustainability Fund	$8,349	$15,404	$17,162
Long/Short Equity Fund	$136,101	$115,274	$117,685
Long/Short Research Fund	$626,427	$694,478	$1,466,927
Small Cap Value Fund II	$763,690	$690,094	$1,106,657
WPG Select Small Cap Value Fund	$704,881	$413,974	$320,086
WPG Partners Small Cap Value Diversified Fund	$69,350	$55,821	$67,220

The Funds are required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2025, the following Funds held the following securities of their regular broker-dealers or their parents:

Fund	Broker Dealer	Market Value
All-Cap Value Fund	J.P. Morgan Chase & Co.	$35,119,650
	The Goldman Sachs Group, Inc.	$22,892,590
Global Equity Fund	The Goldman Sachs Group, Inc.	$3,970,692
	J.P. Morgan Chase & Co.	$3,917,254
Global Sustainability Fund	J.P. Morgan Chase & Co.	$191,100
Long/Short Equity Fund	Wells Fargo & Co.	$874,313
Long/Short Research Fund	J.P. Morgan Chase & Co.	$7,861,938
	Morgan Stanley	$1,366,509

Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.

SECURITIES LENDING

U.S. Bank, N.A. serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a Master Securities Lending Agreement entered into between the Funds and U.S. Bank, N.A.

As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. U.S. Bank, N.A. is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines.

U.S. Bank, N.A. receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

46

The following table sets forth, for a Fund’s most recently completed fiscal year, the Fund’s gross income received from securities lending activities, including income from cash collateral reinvestment, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities.

	All-Cap Value Fund	Global Equity Fund	Long/Short Equity Fund	Small Cap Value Fund II	WPG Partners Small Cap Value Diversified Fund
Gross income from securities lending activities:	$2,981,413	$302,449	$361,950	$4,264,284	$321,977
Fees paid to securities lending agent from a revenue split:	$17,926	$3,065	$6,417	$52,293	$3,858
Fees paid for any cash collateral management service that are not included in the revenue split:	$19,095	$1,941	$2,282	$27,055	$2,032
Administrative fees not included in revenue split:	$0	$0	$0	$0	$0
Indemnification fee not included in revenue split:	$0	$0	$0	$0	$0
Rebates (paid to borrower):	$2,872,688	$285,184	$327,583	$3,975,765	$300,650
Other fees not included in revenue split:	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities:	$2,909,709	$290,190	$336,282	$4,055,114	$306,541
Net income from securities lending activities:	$71,703	$12,260	$25,668	$209,170	$15,437

PURCHASE AND REDEMPTION INFORMATION

Except for the Boston Partners Global Sustainability Fund, whose share are not available to purchase, you may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectuses from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

Each Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the particular Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Automatic Investment Plan

The Automatic Investment Plan enables investors to make regular (monthly, bi-monthly, quarterly or semi-annual basis) investments (Boston Partners Funds: $5,000 minimum for Institutional Class and $100 minimum for Investor Class: WPG Small Cap Value Diversified Fund $50 minimum), in shares of any Fund through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan section on the application. Please call the Transfer Agent at (888) 261-4073 for instructions. By completing the enrollment form, you authorize the Funds’ Custodians to periodically draw money from your designated account, and to invest such amounts in account(s) with the fund(s) specified.

If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Funds’ Custodian is under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the Funds’ Custodian upon five (5) business days’ written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least five (5) days before the next payment date.

47

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES AND REDEMPTIONS

The following information supplements the information in the Prospectuses under the caption “Shareholder Information.” Please see the Prospectuses for more complete information.

Other Purchase Information

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of the WPG Small Cap Value Diversified Fund and Investor Class Shares of the Boston Partners Funds whose shares are worth at least $10,000. The Systematic Withdrawal Plan provides for payments to the participating shareholder of any amount not less than $100 ($50 with respect to the WPG Partners Small Cap Value Diversified Fund) on a monthly, quarterly or annual basis.

Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at NAV. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. See “Shareholder Information” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

Share Class Conversion

Some shareholders may hold shares of a Fund through fee-based programs, often referred to as “wrap accounts,” that are managed by investment dealers, financial advisors or other investment professionals (each, a “wrap account intermediary”). A wrap account intermediary may impose eligibility requirements on a shareholder’s participation in the fee-based program and ownership of shares through the program, which are additional to the ownership requirements described in a Fund’s Prospectus. Under the terms of its fee-based program, a wrap account intermediary may also be permitted to effect a conversion (sometimes referred to as an “in-kind exchange”) of a shareholder’s shares in a Fund, including those shares purchased by the shareholder during the shareholder’s participation in the program, to a different class of shares of that Fund in situations when the shareholder no longer meets the wrap account intermediary’s stated eligibility requirements for the ownership of the class of shares that the shareholder initially purchased. For example, the terms of its fee-based program may permit a wrap account intermediary to effect this type of conversion when a shareholder moves his position in a class of shares of a Fund out of the program that offered that class of shares and into a program or account through which the wrap account intermediary only offers a different class or classes of shares of that Fund. Under other circumstances, a financial intermediary may effect this type of conversion with respect to new clients who held one class of shares of a Fund before becoming a client of the intermediary, and who are eligible for a wrap account through which the intermediary offers a different class of shares of that Fund. Any such conversion by a wrap account intermediary will be made in accordance with the Prospectus of the applicable Fund, and will be made without the imposition by that Fund of any sales load, fee or other charge. The class of shares that a shareholder owns after the conversion may bear higher fees and expenses than the class of shares that the shareholder initially purchased.

If you own shares of a Fund through a fee-based program, you should consult with your wrap account intermediary to determine whether there are any additional eligibility requirements that the wrap account intermediary imposes on your participation in their program and your ownership of a Fund’s shares through the program, and whether the wrap account intermediary prescribes any circumstances which may result in the type of share class conversion described herein.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by electronic funds transfer through the ACH network or wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of each Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than a Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, a Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices.  Subject to the approval of the Board, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments.  This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used.  All cash, receivables, and current payables are carried on a Fund’s books at their face value.  Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee.

48

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

The Funds may hold portfolio securities that are listed on foreign exchanges.  These securities may trade on weekends or other days when the Funds do not calculate NAV.  As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Loss Carryforwards

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

49

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each Fund will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

50

MISCELLANEOUS

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of their service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Funds will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Counsel

The law firm of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Funds’ independent registered public accounting firm. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights, and notes thereto in the Funds’ annual report to shareholders for the fiscal year ended August 31, 2025 (the “Annual Report”) have been audited by Cohen & Company, Ltd, the Funds’ independent registered public accounting firm, whose report thereon also appears in the Annual Report, which is incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. Such financial statements, financial highlights and notes thereto in the Funds’ annual report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Copies of the Annual Report and Semi-Annual Report may be obtained at no charge by telephoning the Transfer Agent at the telephone number appearing on the front page of this SAI.

51

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

A-1

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

A-2

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

A-3

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

A-4

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-5

BOSTON PARTNERS GLOBAL INVESTORS, INC.

Proxy Voting Policies and Procedures July 2025

ATTACHED

Boston Partners

One Beacon Street, 30th Floor

Boston, MA 02108—www.bostonpartners.com

B-1

BOSTON PARTNERS GLOBAL INVESTORS, INC.

Proxy Voting Policies and Procedures

July 2025

Boston Partners
One Beacon Street, 30th Floor
Boston, MA 02108—www.bostonpartners.com

PROXY VOTING POLICIES AND PROCEDURES

Boston Partners Global Investors, Inc. (“Boston Partners”) is an investment adviser comprised of three divisions, Boston Partners, Weiss, Peck & Greer Partners (“WPG”), and Boston Partners Private Wealth (“BPPW”). Boston Partners’ Governance Committee (the “Committee”) is comprised of portfolio managers, research analysts, investor relations, operations, and sustainability and engagement team members. The Committee is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Boston Partners’ Proxy Voting Policies (the “Proxy Voting Policies”) and updates the Proxy Voting Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process. Finally, members of the Committee are responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.

To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Proxy Voting Policies. ISS assists Boston Partners with voting execution through an electronic vote management system that allows ISS to pre-populate and automatically submit votes in accordance with Boston Partners’ Proxy Voting Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions and can change votes via ISS’ electronic voting platform at any time before a meeting’s cut-off date. ISS also provides recordkeeping and vote- reporting services.

How Boston Partners Votes

For those clients who delegate proxy voting authority to Boston Partners, Boston Partners has full discretion over votes cast on behalf of clients. All proxy votes on behalf of clients are voted the same way; however, Boston Partners may refrain from voting proxies for certain clients in certain markets. These arrangements are outlined in respective client investment management agreements. Boston Partners may also refrain from voting proxies on behalf of clients when shares are out on loan; when share blocking is required to vote; where it is not possible to vote shares; where there are legal or operational difficulties; where Boston Partners believes the administrative burden and/ or associated cost exceeds the expected benefit to a client; or where not voting or abstaining produces the desired outcome.

Boston Partners meets with ISS at least annually to review ISS policy changes, themes, methodology, and to review the Proxy Voting Policies. The information is taken to the Committee to discuss and decide what changes, if any, need to be made to the Proxy Voting Policies for the upcoming year.

The Proxy Voting Policies provide standard positions on likely issues for the upcoming proxy season. In determining how proxies should be voted, including those proxies the Proxy Voting Policies do not address or where the Proxy Voting Policies’ application is ambiguous, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. This is accomplished through engagements with Boston Partners’ analysts and issuers, as well as independent research conducted by Boston Partners’ Sustainability and Engagement Team. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship. If Boston Partners believes that any research provided by ISS or other sources is incorrect, that research is ignored in the proxy voting decision, which is escalated to the Committee so that all relevant facts can be discussed, and a final vote determination can be made. Boston Partners is alerted to proposals that may require more detailed analysis via daily system generated refer notification emails. These emails prompt the Committee Secretary to call a Committee meeting to discuss the items in question.

Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from the Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients.

Conflicts

Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients because Boston Partners votes proxies based on the predetermined Proxy Voting Policies. However, as noted, Boston Partners may deviate from the Proxy Voting Policies in certain circumstances, or the Proxy Voting Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that Boston Partners vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies or if the Proxy Voting Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. These procedures require the individual requesting a deviation from the Proxy Voting Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written documentation of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with client instructions, seek the recommendation of an independent third-party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Oversight

Meetings and upcoming votes are reviewed by the Committee Secretary with a focus on votes against management. Votes on behalf of Boston Partners’ clients are reviewed and compared against ISS’ recommendations. When auditing vote instructions, which Boston Partners does at least annually, ballots voted for a specified period are requested from ISS, and a sample of those meetings are reviewed by Boston Partners’ Operations Team. The information is then forwarded to compliance/ the Committee Secretary for review. Any perceived exceptions are reviewed with ISS and an analysis of what the potential vote impact would have been is conducted. ISS’ most recent SOC-1 indicates they have their own control and audit personnel and procedures, and a sample of ballots are randomly selected on a quarterly basis. ISS compares ballots to applicable vote instructions recorded in their database. Due diligence meetings with ISS are conducted periodically.

Disclosures

A copy of Boston Partners’ Proxy Voting Policies and Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account are available upon request from your Boston Partners relationship manager. A copy of Boston Partners’ Proxy Voting Policies and Procedures are also available at https://www.bostonpartners.com/. For general inquires, contact (617) 832-8154.

Boston Partners Proxy Policy contains a General Policy as well as country specific Policies. The information provided for each specific country cited should be viewed as supplemental to the General Policy

GENERAL POLICY

I. The Board of Directors	1
Voting on Director Nominees in Uncontested Elections	1
Independence	1
Composition	1
Attendance at Board and Committee Meetings	1
Overboarded Directors (Executive and Non-Executive)	2
Gender Diversity	2
Underrepresented Directors (U.S. Only)	2
More Candidates than Seats	3
Responsiveness	3
Accountability	4
Problematic Takeover Defenses/Governance Structure	4
Restrictions on Shareholders’ Rights	7
Problematic Audit-Related Practices	7
Problematic Compensation Practices	8
Problematic Pledging of Company Stock	8
Climate Accountability	9
Governance Failures	9
Voting on Director Nominees in Contested Elections	10
Vote-No Campaigns	10
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections	10
Bundled and Unbundled Elections	11
Other Board-Related Proposals	11
Adopt Anti-Hedging/Pledging/Speculative Investments Policy	11
Age/Term Limits	11
Board Size	12
Classification/Declassification of the Board	12
CEO Succession Planning	12
Cumulative Voting	12
Director and Officer Indemnification and Liability Protection	12
Establish/Amend Nominee Qualifications	13
Establish Other Board Committee Proposals	14
Filling Vacancies/Removal of Directors	14
Independent Chair (Separate Chair/CEO)	15
Majority of Independent Directors/Establishment of Independent Committees	15
Majority Vote Standard for the Election of Directors	15
Proxy Access	15

Shareholder Engagement Policy (Shareholder Advisory Committee)	15
II. Audit-Related	16
Auditor Indemnification and Limitation of Liability	16
Auditor Ratification/Reelection	16
Appointment of Internal Statutory Auditors	17
Shareholder Proposals Limiting Non-Audit Services	17
Shareholder Proposals on Audit Firm Rotation	17
III. Shareholder Rights and Defenses	18
Shareholder Proposals	18
Advance Notice Requirements for Shareholder Proposals/Nominations	18
Amend By-laws without Shareholder Consent	18
Control Share Acquisition Provisions	19
Control Share Cash-Out Provisions	19
Disgorgement Provisions	19
Fair Price Provisions	19
Freeze-Out Provisions	20
Greenmail	20
Litigation Rights (including Exclusive Venue and Fee-Shifting By-law Provisions) (U.S. only)	20
Poison Pills (Shareholder Rights Plans)	21
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	21
Management Proposals to Ratify a Poison Pill	21
Net Operating Losses Protective Amendments and Management Proposals to Ratify a Pill to Preserve NOLs	22
Proxy Voting Disclosure, Confidentiality, and Tabulation	22
Ratification Proposals: Management Proposals to Ratify Existing Charter or By-law Provisions	23
Reimbursing Proxy Solicitation Expenses	23
Reincorporation Proposals	23
Shareholder Ability to Act by Written Consent	24
Shareholder Ability to Call Special Meetings	24
Stakeholder Provisions	24
State Antitakeover Statutes	24
Supermajority Vote Requirements	24
IV. Capital/ Restructuring	24
Adjustments to Par Value of Common Stock	24
Shelf Registration Program	25
Common Stock Authorization/ Share Issuance Requests	25
General Authorization Requests	25
Specific Authorization Requests	26
Reduction of Capital	26
Dual Class Structure	26

Issue Stock for Use with Rights Plan	27
Preemptive Rights	27
Preferred Stock Authorization	27
General Authorization Requests	27
Specific Authorization Requests	28
Recapitalization Plans	28
Reverse Stock Splits	29
Share Repurchase Programs	29
Reissuance of Repurchased Shares	30
Stock Distributions: Splits and Dividends	30
Tracking Stock	30
Appraisal Rights	31
Asset Purchases	31
Asset Sales	31
Pledging of Assets for Debt	31
Increase in Borrowing Powers	31
Bundled Proposals	32
Conversion of Securities	32
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	32
Formation of Holding Company	32
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	33
Joint Ventures	33
Liquidations	34
Mergers and Acquisitions	34
Private Placements/Warrants/Convertible Debentures	35
Reorganization/Restructuring Plan (Bankruptcy)	36
Special Purpose Acquisition Corporations (SPACs)	36
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	37
Spin-offs	37
Value Maximization Shareholder Proposals	37
V. Compensation	38
Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)	38
Primary Evaluation Factors for Executive Pay	38
Problematic Pay Practices	39
Problematic Pay Practices related to Non-Performance-Based Compensation Elements	39
Options Backdating	40
Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")	40
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	40
Equity-Based and Other Incentive Plans	41

Further Information on certain EPSC Factors	42
SVT	42
Egregious Factors	43
Other Compensation Plans	45
401(k) Employee Benefit Plans	45
Employee Stock Ownership Plans (ESOPs)	45
Employee Stock Purchase Plans—Qualified Plans	45
Employee Stock Purchase Plans—Non-Qualified Plans	45
Option Exchange Programs/Repricing Options	46
Stock Plans in Lieu of Cash	46
Transfer Stock Option (TSO) Programs	47
Director Compensation	47
Non- Executive Directors	47
Equity Plans for Non- Executive Directors	48
Non- Executive Director Retirement Plans	49
Shareholder Proposals on Compensation	49
Compensation Consultants—Disclosure of Board or Company’s Utilization	49
Golden Coffins/Executive Death Benefits	49
Hold Equity Past Retirement or for a Significant Period of Time	50
Non-Deductible Compensation (U.S.)	50
Pay Disparity	50
Pay for Performance/Performance-Based Awards	50
Pay for Superior Performance	51
Pre-Arranged Trading Plans (10b5-1 Plans)	52
Prohibit Outside CEOs from Serving on Compensation Committees	52
Recoupment of Incentive or Stock Compensation in Specified Circumstances	52
Severance Agreements for Executives/Golden Parachutes	53
Share Buyback Proposals	53
Supplemental Executive Retirement Plans (SERPs)	53
Tax Gross-Up Proposals	53
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	54
VI. Routine/ Miscellaneous/ Operational	54
Adjourn Meeting	54
Amend Quorum Requirements	54
Amend Minor By-laws	54
Change Company Name	55
Change Date, Time, or Location of Annual Meeting	55
Other Business	55

Management Supported Shareholder Proposals: Reporting	55
Allocation of Income	55
Stock (Scrip) Dividend Alternative	55
Amendments to Articles of Association (Bylaws), Board Policies, and Board Committees’ Charters	55
Change in Company Fiscal Term	56
Lower Disclosure Threshold for Stock Ownership	56
Expansion of Business Activities	56
Related-Party Transactions	56
Charitable Donations	57
Virtual Meetings	57
Financial Results/Director and Statutory Reports	57
VII. Social and Environmental	57
Endorsement of Principles	58
Animal Welfare	58
Animal Welfare Policies	58
Animal Testing	58
Animal Slaughter	58
Consumer Issues	59
Genetically Modified Ingredients	59
Reports on Potentially Controversial Business/Financial Practices	59
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	59
Product Safety and Toxic/Hazardous Materials	60
Tobacco-Related Proposals	60
Climate Change	61
Say on Climate (SoC) Management Proposals	61
Say on Climate (SoC) Shareholder Proposals	62
Climate Change/Greenhouse Gas (GHG) Emissions	62
Energy Efficiency	63
Renewable Energy	63
Diversity	63
Board Diversity	63
Equality of Opportunity	64
Gender Identity, Sexual Orientation, and Domestic Partner Benefits	64
Gender, Race/ Ethnicity Pay Gap	64
Racial Equity and/or Civil Rights Audit Guidelines	65
Environment and Sustainability	65
Facility and Workplace Safety	65
General Environmental Proposals and Community Impact Assessments	65

Hydraulic Fracturing	66
Operations in Protected Areas	66
Recycling	66
Sustainability Reporting	67
Water Issues	67
General Corporate Issues	67
Charitable Contributions	67
Data Security, Privacy, and Internet Issues	67
Environmental, Social, and Governance (ESG) Compensation-Related Proposals	68
Human Rights, Labor Issues, and International Operations	68
Human Rights Proposals	68
Operations in High Risk Markets	69
Outsourcing/Offshoring	69
Weapons and Military Sales	69
Mandatory Arbitration	70
Sexual Harassment	70
Political Activities	70
Lobbying	70
Political Contributions	70
Political Ties	71
VIII. Mutual Fund Proxies	71
Election of Directors	71
Converting Closed-end Fund to Open-end Fund	72
Proxy Contests	72
Investment Advisory Agreements	72
Approving New Classes or Series of Shares	72
Preferred Stock Proposals	73
1940 Act Policies (U.S.)	73
Changing a Fundamental Restriction to a Nonfundamental Restriction	73
Change Fundamental Investment Objective to Nonfundamental	73
Name Change Proposals	73
Change in Fund's Subclassification	74
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	74
Disposition of Assets/Termination/Liquidation	74
Changes to the Charter Document	74
Changing the Domicile of a Fund	75
Authorizing the Board to Hire and Terminate Sub-advisers Without Shareholder Approval	75
Distribution Agreements	75
Master-Feeder Structure	75

Mergers	76
Closed End Funds-Unilateral Opt-in to Control Share Acquisition Statutes	76
Shareholder Proposals for Mutual Funds	76
Reimburse Shareholder for Expenses Incurred	76
Terminate the Investment Advisor	76
AUSTRALIA AND NEW ZEALAND
I. General	77
Constitutional Amendment	77
Renewal of "Proportional Takeover" Clause in Constitution	77
Significant Change in Activities	77
II. Share Capital	77
Non-Voting Shares	77
Reduction of Share Capital: Cash Consideration Payable to Shareholders	77
Reduction of Share Capital: Absorption of Losses	78
Buybacks/Repurchases	78
III. Board of Directors	78
Voting on Director Nominees in Uncontested Elections	78
Attendance (Australia)	78
Independence (Australia)	78
Combined Chair and CEO (Australia)	79
Problematic Remuneration Practices (Australia)	79
Shareholder Nominees	80
Removal of Directors (New Zealand)	80
IV. Remuneration	80
Remuneration Report (Australia)	80
Remuneration of Executive Directors: Share Incentive Schemes (Australia)	81
Remuneration of Executives: Options and Other Long-Term Incentives	82
Non-Executive Director Perks/Fringe Benefits (Australia)	84
Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap	84
Remuneration of Non-Executive Directors: Issue of Options (New Zealand)	85
Remuneration of Non-Executive Directors: Approval of Share Plan	85
Transparency of CEO Incentives (New Zealand)	85
Shareholder Resolutions (New Zealand)	86
BRAZIL
I. Board of Directors	87
Minimum Independent Levels	87
Election of Minority Nominees (Separate Election)	87

Installation of Fiscal Council	88
Combined Chairman/CEO	88
Board Structure	88
II. Capital Structure	88
Share Repurchase Plans	88
III. Compensation	89
Management Compensation	89
Compensation Plans	89
IV. Other	90
Items Antitakeover Mechanisms	90
CANADA: TSX- LISTED AND VENTURE LISTED COMPANIES
I. Board of Directors	91
Director Elections	91
Gender Diversity	91
Audit Fee Disclosure	92
Director Attendance	92
Board Responsiveness	92
Unilateral Adoption of an Advance Notice Provision	92
Externally-Managed Issuers (EMIs)	93
Proxy Access	93
Proxy Contests – Voting for Director Nominees in Contested Elections	93
II. Shareholder Rights & Defenses	94
Advance Notice Requirements	94
Enhanced Shareholder Meeting Quorum for Contested Director Elections	95
Appointment of Additional Directors Between Annual Meetings	95
Article/By-law Amendments	95
Confidential Voting	96
Poison Pills (Shareholder Rights Plans)	96
Exclusive Forum Proposals	97
III. Capital/ Restructuring	97
Increases in Authorized Capital	97
Private Placement Issuances	97
Blank Check Preferred Stock	98
Dual-class Stock	98
Escrow Agreements	99
IV. Compensation	99
Pay for Performance Evaluation	99
Step I: Quantitative Screen	99

Relative	99
Absolute	99
Step II: Qualitative Analysis	100
Problematic Pay Practices	100
Equity-Based Compensation Plans	101
Plan Cost	103
Overriding Negative Factors	103
Plan Amendment Provisions	103
Non-Executive Director (NED) Participation	103
Limited Participation	103
Individual Grants	104
Employee Stock Purchase Plans (ESPPs, ESOPs)	104
Management Deferred Share Unit (DSU) Plans	104
Non- Executive Director (NED) Deferred Share Unit (DSU) Plans	105
Problematic Director Compensation Practices	106
Shareholder Proposals on Compensation	106
Shareholder Advisory Vote Proposals	106
Supplemental Executive Retirement Plan (SERP) Proposals	107
CHINA AND HONG KONG
I. Board of Directors	108
Voting for Director Nominees in Uncontested Elections (Hong Kong)	108
Independence and Composition	108
II. Remuneration	109
Director Remuneration	109
Equity-based Compensation	109
Employee Stock Purchase Plans	110
III. Capital Raising	110
Share Issuance Requests	110
Share Repurchase Plans (Repurchase Mandate) (Hong Kong)	111
Reissuance of Shares Repurchased (Share Reissuance Mandate) (Hong Kong)	111
A-share Private Placement Issuance Requests (Hong Kong)	111
Adjustments of Conversion Price of Outstanding Convertible Bonds	111
Debt Issuance Request/Increase in Borrowing Powers	111
Provision of Guarantees/ Loan Guarantee Requests	112
IV. Amendments to Articles of Association/ Company By-laws	112
Communist Party Committee	112
Other Article of Association/By-law Amendments	113
V. Related Party Transactions	113

Loan Financing Requests	113
Group Finance Companies	113
VI. Proposals to Invest in Financial Products Using Idle Funds	113
CONTINENTAL EUROPE
I. Operational Items	114
Appointment of Auditors and Auditor Fees	114
Approval of Non-financial Information Statement/ Report	114
II. Director Elections	114
Non-Contested Director Elections	114
Director Terms	115
Bundling of Proposals to Elect Directors	115
Board Independence	115
Widely-held Controlled Companies and Non widely-held Companies	115
Widely-held Non-controlled Companies	115
Disclosure of Names of Nominees	115
Election of a Former CEO as Chairman of the Board	115
Voto di Lista (Italy)	116
One Board Seat per Director	116
Composition of Committees	116
Election of Censors (France)	117
Board Gender Diversity	117
Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)	118
III. Capital Structure	118
Share Issuance Requests	118
General Issuances	118
For French Companies	118
Increases in Authorized Capital	119
IV. Compensation	119
Executive Compensation-related Proposals	119
Non-Executive Director Compensation	121
Equity-based Compensation Guidelines	121
Compensation-Related Voting Sanctions	122
Stock Option Plans – Adjustment for Dividend (Nordic Region)	122
Share Matching Plans (Sweden and Norway)	122
V. Other Items	123
Antitakeover Mechanisms	123
Authority to Reduce Minimum Notice Period for Calling a Meeting	123
Auditor Report Including Related Party Transactions (France)	124

EUROPE, THE MIDDLE EAST, AND AFRICA
I. Operational Items	125
Financial Results/Director and Auditor Reports	125
Appointment of Auditors and Auditor Fees	125
Donations	125
II. Board of Directors	126
Board Independence	126
Committee Independence	126
Cumulative Voting System	127
III. Capital Structure	127
Capital Structures	127
Preferred Stock	127
Debt Issuance Requests	127
IV. Compensation	128
Remuneration Policy/Report	128
V. Other Items	129
Related-Party Transactions	129
INDIA
I. Board of Directors	129
Executive Appointment	129
Election of Directors	129
Accountability	129
Composition	129
Separation of Roles of Chair and CEO	129
II. Remuneration	130
Director Commission and Executive Compensation	130
Fees for Non-executive Directors	130
Executive Compensation	130
Equity Compensation Plans	130
III. Share Issuance Requests	131
Preferential Issuance Requests and Preferential Issuance of Warrants	131
Specific Issuance Requests	131
IV. Debt Issuance Requests	131
Debt Related Proposals	131
Increase in Borrowing Powers	132
Pledging of Assets for Debt	132
Financial Assistance	133
V. Miscellaneous	133

Accept Financial Statements and Statutory Reports	133
Acceptance of Deposits	133
Charitable Donations	134
Increase in Foreign Shareholding Limit	134
ISRAEL
I. Operational Items	134
Appointment of Auditors and Auditor Fees	134
II. Compensation	134
Executive Compensation-related Proposals	134
Non-Executive Director Compensation	136
Equity-based Compensation Guidelines	136
JAPAN
I. Routine Miscellaneous	137
Income Allocation	137
Election of Statutory Auditors	137
II. Election of Directors	138
Voting on Director Nominees in Uncontested Elections	138
III. Article Amendments	139
Adoption of a U.S.-style Three Committee Board Structure	139
Adoption of a Board with Audit Committee Structure	139
Increase in Authorized Capital	139
Creation/Modification of Preferred Shares/Class Shares	139
Repurchase of Shares at Board’s Discretion	139
Allow Company to Make Rules Governing the Exercise of Shareholders’ Rights	140
Limit Rights of Odd Shareholders	140
Amendments Related to Takeover Defenses	140
Decrease in Maximum Board Size	140
Supermajority Vote Requirement to Remove a Director	140
Creation of Advisory Positions (Sodanyaku or Komon)	140
Payment of Dividends at the Board’s Discretion	140
Management Buyout Related Amendments	140
IV. Compensation	140
Annual Bonuses for Directors/Statutory Auditors	140
Retirement Bonuses	141
Special Payments in Connection with Abolition of Retirement Bonus System	141
Stock Option Plans/Deep-Discounted Stock Option Plans	141
Stock Option Plans	141

Deep-Discounted Stock Option Plans	141
Director Compensation Ceiling	142
Statutory Auditor Compensation Ceiling	142
KOREA
I. Election of Directors	142
Director Elections	142
Independence	142
Composition	142
Voting on Director Nominees in Contested Elections	142
II. Audit Related	143
Election of Audit Committee Member(s)	143
Election of Internal Auditor(s)/ Establishment of Audit Committees	143
III. Capital Structure/Restructuring	143
Stock Split	143
Spinoff Agreement	143
Reduction in Capital Accompanied by Cash Consideration	144
Reduction in Capital Not Accompanied by Cash Consideration	144
Merger Agreement, Sales/ Acquisition of Company Assets, and Formation of Holding Company	144
IV. Compensation	144
Remuneration Cap for Directors	144
Remuneration Cap for Internal Auditors	144
Stock Option Grants	145
Amendments to Terms of Severance Payments to Executives	145
Stock Option Programs for the Employee Stock Ownership Plan	145
Golden Parachute Clause	145
V. Routine/Miscellaneous	146
Authorizing Board to Approve Financial Statements and Income Allocation	146
RUSSIA AND KAZAKHSTAN
I. Operation Items	146
Financial Results/Director and Auditor Reports	146
Appointment of Auditors and Auditor Fees	146
Appointment of Audit Commission	146
Early Termination of the Audit Commission	147
II. Board of Directors	147
Cumulative Voting System	147
Early Termination of Powers of Board of Directors	148
Election of General Director (CEO)	148

Early Termination of Powers of General Director (CEO)	148
III. Compensation	148
Non-Executive Director Compensation	148
Equity-based Compensation Guidelines	149
SINGAPORE
I. Board of Directors	149
Voting for Director Nominees in Uncontested Elections- Independence and Composition	149
II. Remuneration	150
Director Remuneration	150
Equity Compensation Plans	150
III. Share Issuance Requests	151
Issuance Requests	151
General Issuance Requests – Real Estate Investment Trusts	151
Specific Issuance Requests	151
Share Repurchase Plans	151
IV. Articles and By-law Amendments	152
V. Related Party Transactions	152
SOUTH AFRICA
I. Operational Items	152
Authority to Ratify and Execute Approved Resolutions	152
II. Board of Directors	152
Voting on Director Nominees in Uncontested Elections	152
Accountability	153
Audit Committee Elections	153
Social and Ethics Committee Elections	153
III. Capital Structure	153
Share Issuance Authorities	154
Share Buyback Authorities	154
IV. Remuneration	154
Fees for Non-Executive Directors	154
Approval of Remuneration Policy	154
Approval of Implementation Report	155
New Equity Incentive Scheme or Amendment to Existing Scheme	156
Financial Assistance	156
V. Other Items	157
New Memorandum of Incorporation (MOI)/ Amendments to the MOI	157
Black Economic Empowerment (BEE) Transactions	157

Social and Ethics Committee Report	157
TAIWAN
I. Allocation of Income and Dividends	157
Allocation of Income and Dividends	157
Cash Dividends or New Shares from Capital and Legal Reserves	158
Stock Dividends	158
II. Capital Reduction	158
III. Amendments to Company Articles/By-laws	158
Cash Dividend Distribution Plans	158
IV. Capital Raising	158
V. Compensation	159
Equity Based Compensation	159
VI. Release of Restrictions on Directors Competitive Activities	159
UNITED KINGDOM AND IRELAND
I. Operational Items	159
Accept Financial Statements and Statutory Reports	159
II. The Board of Directors	160
Board Diversity	160
Gender Diversity	160
Ethnic Diversity	160
Board Independence and Tenure	161
Board and Committee Composition	162
III. Compensation	162
Remuneration Policy	162
Remuneration Report	164
Approval of a New or Amended LTIP	165
IV. Capital Structure	165
Authorize Issue of Equity with and without Pre-emptive Rights	166
Authorize Market Purchase of Ordinary Shares	166
V. Other Items	166
Authorize EU Political Donations and Expenditure	166
Continuation of Investment Trust	167
END

Boston Partners

Proxy Voting Policies

As of March 2022

GENERAL POLICY

I.    The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes for director nominees on a CASE-BY-CASE basis. Boston Partners will generally vote FOR director nominees when names of the nominee(s) and adequate disclosure have been provided in a timely manner, except under the following circumstances:

Independence

Vote AGAINST or WITHHOLD from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors) when:

1.	Independent directors comprise less than one-third of the board (Boston Partners will support higher thresholds required by local law or regulation);

2.	A non-independent director, not including employee/ labor representatives required to sit on a board committee(s) by law, serves on the audit, compensation, or nominating committee;

3.	The company lacks an audit, compensation or nominating committee so that the full board functions as that committee; or

4.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Vote AGAINST individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.

Except in Japanese markets where no numerical threshold is used, Boston Partners uses a three-year cooling-off period in determining whether a nominee is or is not independent. However, Boston Partners will vote in accordance with specific country or region thresholds required by law.

Composition

Attendance at Board and Committee Meetings

Generally, vote AGAINST or WITHHOLD from directors (except nominees who served only part of the fiscal year) who attend less than 75 percent of the of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another filing. Acceptable reasons for director absences are generally limited to the following:

1.	Medical issues/illness;

2.	Family emergencies; and

3.	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote AGAINST or WITHHOLD from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors (Executive and Non-Executive)

Vote AGAINST non-CEO nominees sitting on more than four (4) total public company boards and AGAINST or WITHHOLD votes from CEOs sitting on more than three (3) total public company boards. Additionally, vote AGAINST nominees if they exceed lesser thresholders mandated by local country or regional laws.

Board Diversity

REFER majority gender board representatives of the nominating committee or majority gender nominees of the full board when no nominating committee exists (except nominees who served only part of the fiscal year) if there is not at least one (1) board member that is not of the majority board gender for both

U.S. and non-U.S. companies or if there is not at least one (1) board member from an underrepresented(1) community for U.S. companies.

For REFER items, Boston Partners’ Governance Committee will consider the following:

-	Process for recruitment of directors;
-	Relevant financial implications of diversity;
-	Nature of the business;
-	Legal exposure;
-	Country/industry norms;
-	Relevant controversies;
-	Significantly lagging peers;
-	Commitments to diversity;
-	Past representation on the board.

[1]	A director from an underrepresented community is classified as an individual who is American Indian or Alaskan Native (a person having origins in any of the original peoples of North America, and who maintains cultural identification through tribal affiliation or community recognition); Asian or Pacific Islander (Native Hawaiian/ Other Pacific Islander); Black (a person having origins in any of the black racial groups of Africa); or Hispanic or Latino (speaking Spanish or descending from Spanish-speaking populations or people descending from Latin America including Brazil). If this policy is in conflict with Boston Partners’ Gender Diversity Policy, the matter will be referred to the Governance Committee for discussion and final determination on votes cast.

More Candidates than Seats

Where the number of candidates exceeds the number of board seats, vote FOR all or a limited number of the independent director nominees considering factors including, but not limited to, the following:

1.	Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;

2.	Nominee(s) qualification, knowledge, and experience;

3.	Attendance record of the director nominees;

4.	Company's free float.

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Classified/Staggard Board (U.S. Only)

Vote AGAINST all nominees if the Board is classified or staggard.

Responsiveness

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors as appropriate if:

1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or acted on a management proposal that was opposed by a majority of the shares cast in the previous year. Factors considered will be:

a.	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

b.	Rationale provided in the proxy statement for the level of implementation;

c.	The subject matter of the proposal;

d.	The level of support for and opposition to the resolution in past meetings;

e.	Actions taken by the board in response to the majority vote and its engagement with shareholders;

f.	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

g.	Other factors as appropriate.

2.	The board failed to act on takeover offers where the majority of shares are tendered;

3.	At the previous board election, any director received more than 50 percent AGAINST or WITHHOLD votes of the shares cast and the company has failed to address the issue(s) that caused the high AGAINST or WITHHOLD vote.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

1.	The company failed to respond to majority-supported shareholder proposals on executive pay topics.

2.	The company failed to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

a.	The company's response, including:

i.	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

ii.	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

iii.	Disclosure of specific and meaningful actions taken to address shareholders' concerns;

b.	Other recent compensation actions taken by the company;

c.	Whether the issues raised are recurring or isolated;

d.	The company's ownership structure; and

e.	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

3.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote AGAINST or WITHHOLD from the entire board of directors (except nominees being presented on a ballot for the first time or having served on a board less than a year, who should be considered CASE-BY-CASE depending on the timing of their appointment and the problematic governance issue in question) for the following:

Problematic Takeover Defenses/Governance Structure

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Poison Pills

Vote AGAINST or WITHHOLD from all nominees (except new nominees, who should be considered CASE-BY-CASE) if:

1.	The company has a poison pill that was not approved by shareholders. However, vote CASE-BY-CASE on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

2.	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

3.	The pill, whether short-term[2] or long-term, has a dead-hand or slow-hand feature.

Classified Board Structure

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a WITHHOLD or AGAINST vote is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards

The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation

The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

1.	A classified board structure;

2.	A supermajority vote requirement;

3.	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

4.	The inability of shareholders to call special meetings;

5.	The inability of shareholders to act by written consent;

6.	A multi-class capital structure; and/or

7.	A non-shareholder-approved poison pill.

Unilateral By-law/Charter Amendments and Problematic Capital Structures

Generally, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if the board amends the company's by-laws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

1.	The board's rationale for adopting the by-law/charter amendment without shareholder ratification;

2.	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

[2]	If the short-term pill with a dead-hand or slow-hand feature is enacted but expires before the next shareholder vote, Boston Partners will generally still vote AGAINST or WITHHOLD from nominees at the next shareholder meeting following its adoption.

3.	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the by-laws/charter;

4.	The board's track record with regard to unilateral board action on by-law/charter amendments or other entrenchment provisions;

5.	Whether the amendment was made prior to or in connection with the company’s initial public offering;

6.	The company's ownership structure;

7.	The company's existing governance provisions;

8.	The timing of the board's amendment to the by-laws/charter in connection with a significant business development; and

9.	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote CASE-BY-CASE on director nominees. Generally, vote AGAINST (except new nominees, who should be considered CASE-BY-CASE) if the directors:

1.	Classified the board;

2.	Adopted supermajority vote requirements to amend the by-laws or charter; or

3.	Eliminated shareholders' ability to amend by-laws.

Problematic Capital Structure - Newly Public Companies

For newly public companies, generally vote AGAINST or WITHHOLD from the entire board (except new nominees, who should be considered CASE-BY-CASE) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered reasonable.

Continue to vote AGAINST or WITHHOLD from incumbent directors in subsequent years, unless the problematic capital structure is reversed, removed, or subject to a newly added reasonable sunset.

Common Stock Capital Structure with Unequal Voting Rights

Generally, vote WITHHOLD or AGAINST directors individually, committee members, or the entire board (except new nominees), who should be considered CASE-BY-CASE), if the company employs a common stock structure with unequal voting rights.

Exceptions to this policy will generally be limited to:

1.	Newly-public companies with a sunset provision of no more than seven years from the date of going public;

2.	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

3.	Situations where the unequal voting rights are considered de minimis; or

4.	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Problematic Governance Structure - Newly Public Companies

For newly public companies (generally defined as companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering), generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if, prior to or in connection with the company's public offering, the company or its board adopted the following by-law or charter provisions that are considered materially adverse to shareholder rights:

1.	Supermajority vote requirements to amend the by-laws or charter;

2.	A classified board structure; or

3.	Other egregious provisions.

A reasonable sunset provision will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote CASE-BY-CASE on director nominees in subsequent years.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals

Generally, vote AGAINST or WITHHOLD from the members of the governance committee if the company’s governing documents impose undue restrictions on shareholders’ ability to amend the by-laws. Such restrictions include but are not limited to outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote AGAINST or WITHHOLD on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding by-law amendments will generally be viewed as an insufficient restoration of shareholder’ rights. Generally, continue to vote AGAINST or WITHHOLD on an ongoing basis until shareholders are provided with an unfretted ability to amend the by-laws or a proposal providing for such unfretted right is submitted for shareholder approval.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.	The non-audit fees paid to the auditor are excessive (greater than 50 percent);

2.	The company receives an adverse opinion on the company’s financial statements from its auditor;

3.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm;

4.	The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year; or

5.	There are clear concerns over questionable finances or restatements.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP or other acceptable accounting practices; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether AGAINST or WITHHOLD votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

2.	The company maintains significant problematic pay practices; or

3.	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally, vote AGAINST or WITHHOLD from the Compensation Committee chair, other committee members, or potentially the full board if:

1.	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

2.	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally, vote AGAINST members of the board committee responsible for approving/setting non- executive director compensation if there is a pattern (i.e. two or more years) of awarding excessive non- executive director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock

Vote AGAINST the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

1.	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

2.	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

3.	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

4.	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

5.	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters (those on the current Climate Action 100+ Focus Group list), through their operations or value chain, generally, vote FOR the incumbent chair of the responsible committee (or other directors) (or in the U.K. and Ireland, Russia, and Kazakhstan just the board chair) where Boston Partners determines that the company is taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in compliance:

1.	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

a.	Board governance measures;

b.	Corporate strategy;

c.	Risk management analyses; and

d.	Metrics and targets.

2.	Appropriate GHG emissions reduction targets.

“Appropriate GHG emissions reductions targets” will be any well-defined GHG reduction targets. Targets should cover at least a significant portion of the company’s direct emissions. Expectations about what constitutes “minimum steps to mitigate risks related to climate change” will increase over time.

Otherwise, vote CASE-BY-CASE.

Governance Failures

Vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board at any company whose board the director serves, due to:

1.	Criminal wrongdoing or material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at any company including, but not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock;

2.	Failure to replace management or directors as appropriate; or

3.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, Boston Partners will vote on a CASE-BY-CASE basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

1.	Company performance relative to its peers;

2.	Strategy of the incumbents versus the dissidents;

3.	Independence of directors/nominees;

4.	Experience and skills of board candidates;

5.	Governance profile of the company;

6.	Evidence of management entrenchment;

7.	Responsiveness to shareholders;

8.	Whether a takeover offer has been rebuffed;

9.	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, Boston Partners will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to affect positive change? (i.e., maximize long-term shareholder value).

Vote-No Campaigns

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

1.	Long-term financial performance of the company relative to its industry;

2.	Management’s track record;

3.	Background to the contested election;

4.	Nominee qualifications (both slates) and any compensatory arrangements;

5.	Strategic plan of dissident slate and quality of the critique against management;

6.	Likelihood that the proposed goals and objectives can be achieved (both slates); and

7.	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote CASE-BY-CASE considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Bundled and Unbundled Elections

Vote FOR the bundled election of nominees unless:

1.	Adequate disclosure has not been provided in a timely manner, including nominee name(s);

2.	There are clear concerns over questionable finances or restatements;

3.	There have been questionable transactions with conflicts of interest (;

4.	There are any records of abuses against minority shareholder interests;

5.	The board fails to meet minimum corporate governance standards;

6.	There are specific concerns about individual nominees, such as criminal wrongdoing or breach of fiduciary responsibilities;

7.	The company does not comply with market legal requirements for minimum board independence or the board is not at least one-third independent, whichever is higher; or

8.	Repeated absences at board and key committee meetings (less than 75 percent attendance) have not been explained (in countries where this information is disclosed).

In an unbundled election, generally vote FOR all director nominees, unless:

1.	The company has not provided adequate disclosure of the proposed nominees;

2.	There are concerns regarding the candidate(s) and/or the company; or

3.	The board does not meet a one-third independence threshold, or the threshold required by local regulations. If the proposed board falls below one-third independence or market regulation requirements, vote FOR the independent nominees presented individually, and vote AGAINST the non-independent candidates.

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally, vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside through term limits.

Boston Partners follows respective market thresholds for independence determinations.

Board Size

Vote FOR proposals seeking to fix the size of the board. Vote AGAINST if the proposal would result in the board size being fewer than five (5) or more than fifteen (15) seats.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Classification/Declassification of the Board

Vote AGAINST proposals to classify or stagger the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally, vote FOR proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

1.	The reasonableness/scope of the request; and

2.	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally, vote AGAINST management proposals to eliminate cumulative voting unless:

1.	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

2.	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Vote FOR shareholder proposals that restore or introduce cumulative voting.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals concerning director and officer indemnification and liability protection taking into account the following:

1.	Safeguards to prevent potential conflict of interests, including the independence of the decision-making process for approval of indemnification coverage;

2.	The disclosure of a publicly available, board approved indemnification policy;

3.	Clear description of acts and events that can and cannot be covered by the indemnity policy or contract;

4.	Information regarding potential financial impact of the indemnity policy or contracts to the company;

5.	Eligible beneficiaries of the policy, including the length of the post-employment period that will be covered by the policy or contract;

6.	Treatment of indemnity payments already made in the event of a final irreversible court ruling has determined that associated actions were outside the scope of indemnification coverage.

Vote AGAINST proposals that would:

1.	Limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care;

2.	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness;

3.	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify;

4.	Allow indemnity coverage for current and/or former director, officers, and/or fiscal council members who have entered into leniency agreements with the country's authorities in the context of corruption investigations; and

5.	Allow indemnity coverage of acts committed outside the normal exercise of duties of the administrator, acts performed in bad faith, malice, or fraud, or acts committed in detriment of the company’s best interest.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

1.	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and

2.	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

1.	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

2.	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

3.	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

4.	The scope and structure of the proposal.

Establish Other Board Committee Proposals

Generally, vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

1.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

2.	Level of disclosure regarding the issue for which board oversight is sought;

3.	Company performance related to the issue for which board oversight is sought;

4.	Board committee structure compared to that of other companies in its industry sector; and

5.	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

Vote CASE-BY-CASE when a company proposes to dismiss directors, paying particular attention, but not limited, to:

1.	Whether the company has presented a compelling rationale for the request, and

2.	Whether the newly proposed board is one-third independent.

Generally, vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

1.	A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

2.	Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

3.	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director and FOR the separation of the offices of CEO and chair.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Majority Vote Standard for the Election of Directors

Vote for proposals requiring a majority vote standard.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

Generally, vote FOR management and shareholder proposals for proxy access with the following provisions:

1.	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

2.	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

3.	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

4.	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally, vote AGAINST proposals that are more restrictive than these guidelines.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally, vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

1.	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

2.	Effectively disclosed information with respect to this structure to its shareholders;

3.	Company has not ignored majority-supported shareholder proposals or a majority WITHHOLD vote on a director nominee; and

4.	The company has an independent chairman or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

II.    Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

1.	The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;

2.	The motivation and rationale for establishing the agreements;

3.	The quality of the company’s disclosure; and

4.	The company’s historical practices in the audit area.

Vote AGAINST or WITHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST proposals that would indemnify external auditors.

Auditor Ratification/Reelection

Vote AGAINST incumbent audit committee members if the ratification of auditors is not up for shareholder vote. (U.S. only). This does not apply to mutual fund companies.

Vote FOR proposals to ratify/reelect auditors and/or proposals authorizing the board to fix auditor fees, unless:

1.	The name(s) of the proposed auditors has not been published;

2.	The auditors are being changed without explanation;

3.	An auditor has a financial interest in or association with the company, for example, external auditors have previously served the company in an executive capacity and is therefore not independent;

4.	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

5.	There are serious concerns about the accounts presented or the procedures used by the auditor or poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP or other acceptable accounting standards;

6.	The profile of the new audit firm being appointed is not disclosed or not available in the public domain; or

7.	Fees for non-audit services (“Other” fees) are excessive (greater than 50 percent).

Non-audit fees are excessive if Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, Boston Partners may vote AGAINST the auditor's (re)election. For concerns related to fees paid to the auditors, Boston Partners may vote AGAINST remuneration of auditors if this is a separate voting item; otherwise Boston Partners may vote AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

1.	There are serious concerns about the statutory reports presented or the audit procedures used;

2.	Questions exist concerning any of the statutory auditors being appointed; or

3.	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

1.	The tenure of the audit firm;

2.	The length of rotation specified in the proposal;

3.	Any significant audit-related issues at the company;

4.	The number of Audit Committee meetings held each year;

5.	The number of financial experts serving on the committee; and

6.	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

III.   Shareholder Rights and Defenses

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend By-laws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the by-laws.

Vote CASE-BY-CASE on proposals giving the board the ability to amend the by-laws in addition to shareholders, taking into account the following:

1.	Any impediments to shareholders' ability to amend the by-laws (i.e. supermajority voting requirements);

2.	The company's ownership structure and historical voting turnout;

3.	Whether the board could amend by-laws adopted by shareholders; and

4.	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or by-law amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting By-law Provisions) (U.S. only)

Generally, vote FOR federal selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote AGAINST provisions that restrict the forum to a particular federal district court; unilateral adoption (without shareholder vote) of such a provision will generally be considered a one-time failure under our Unilateral By-law/Charter Amendments policy.

Generally, vote FOR charter or by-law provisions that specify courts located within the state of Delaware as the exclusive for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote CASE-BY-CASE on exclusive forum provisions, taking into consideration:

1.	The company's stated rationale for adopting such a provision;

2.	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

3.	The breadth of application of the charter or by-law provision, including the types of lawsuits to which it would apply and the definition of key terms; and

4.	Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or by-laws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally, vote AGAINST provisions that specify a state other than the state of incorporation as the exclusive forum of corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under our Unilateral By-law/Charter Amendments policy.

Generally, vote AGAINST provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under our Unilateral By-law/Charter Amendments policy.

Poison Pills (Shareholder Rights Plans)

Generally, vote AGAINST or WITHHOLD from all nominees (except new nominees, who should be considered case-by-cast) if:

1.	The company has a poison pill with a deadhand or slowhand feature;

2.	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval, or

3.	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders.

Vote CASE-BY-CASE on nominees if the board adopts an initial short-term pill (with a term of one year or less) without shareholder approval, taking into consideration:

1.	The trigger threshold and other terms of the pill;

2.	The disclosed rationale for the adoption;

3.	The context in which the pill was adopted, (e.g., factors such as the company's size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);

4.	A commitment to put any renewal to a shareholder vote;

5.	The company's overall track record on corporate governance and responsiveness to shareholders; and

6.	Other factors as relevant.

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

1.	Shareholders have approved the adoption of the plan; or

2.	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote case-by-case on nominees if the board adopts an initial short-term pill (with a term of one year or less) without shareholder approval, taking into consideration:

1.	The disclosed rationale for the adoption;

2.	The trigger;

3.	The company’s market capitalization (including absolute level and sudden changes);

4.	A commitment to put any renewal to a shareholder vote; and other factors as relevant.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Net Operating Losses (NOLs) Protective Amendments and Management Proposals to Ratify a Pill to Preserve NOLs

Vote AGAINST proposals to adopt a protective amendment or poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the protective amendment or pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for protective amendments or poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

1.	The ownership threshold to transfer (NOL protective amendments and pills generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

2.	The value of the NOLs;

3.	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

4.	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

5.	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

Vote CASE-BY-CASE on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

1.	The scope and structure of the proposal;

2.	The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;

3.	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

4.	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

5.	Any recent controversies or concerns related to the company's proxy voting mechanics;

6.	Any unintended consequences resulting from implementation of the proposal; and

7.	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or By-law Provisions

Generally, vote AGAINST management proposals to ratify provisions of the company’s existing charter or by-laws, unless these governance provisions align with best practice.

In addition, voting AGAINST or WITHHOLD from individual directors, members of the governance committee, or the full board may be warranted, considering:

1.	The presence of a shareholder proposal addressing the same issue on the same ballot;

2.	The board's rationale for seeking ratification;

3.	Disclosure of actions to be taken by the board should the ratification proposal fail;

4.	Disclosure of shareholder engagement regarding the board's ratification request;

5.	The level of impairment to shareholders' rights caused by the existing provision;

6.	The history of management and shareholder proposals on the provision at the company's past meetings;

7.	Whether the current provision was adopted in response to the shareholder proposal;

8.	The company's ownership structure; and

9.	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally, vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

1.	The election of fewer than 50 percent of the directors to be elected is contested in the election;

2.	One or more of the dissident’s candidates is elected;

3.	Shareholders are not permitted to cumulate their votes for directors; and

4.	The election occurred, and the expenses were incurred, after the adoption of this by-law.

Reincorporation Proposals

Management or shareholder proposals to change a company's state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

1.	Reasons for reincorporation;

2.	Comparison of company's governance practices and provisions prior to and following the reincorporation; and

3.	Comparison of corporation laws of original state and destination state.

4.	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings as long as the proposed minimum threshold is 10 percent or higher, with 10 percent being the preferred percentage.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements.

IV.     Capital/ Restructuring

Adjustments to Par Value of Common Stock

In the U.S. and Korea, vote FOR proposals to reduce/adjust the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote FOR management proposals to eliminate par value.

For countries and regions outside the U.S., vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Shelf Registration Program

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Approval of a multi-year authority for the issuance of securities under Shelf Registration Programs will be considered on a CASE-BY-CASE basis, taking into consideration, but not limited to, the following:

1.	Whether the company has provided adequate and timely disclosure including detailed information regarding the rationale for the proposed program;

2.	Whether the proposed amount to be approved under such authority, the use of the resources, the length of the authorization, the nature of the securities to be issued under such authority, including any potential risk of dilution to shareholders is disclosed; and

3.	Whether there are concerns regarding questionable finances, the use of the proceeds, or other governance concerns

Common Stock Authorization/ Share Issuance Requests

General Authorization Requests

Vote FOR proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

1.	With preemptive rights to a maximum of 50 percent over currently issued capital;

2.	Without preemptive rights to a maximum of 10 percent of currently issued capital;

3.	In Malaysia, for real estate investment trusts (REITs), issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital;

4.	In the U.S., in the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

In the U.S., generally vote AGAINST proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

1.	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

2.	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

3.	The company has a non-shareholder approved poison pill (including an NOL pill); or

4.	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote FOR proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

1.	In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

2.	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

3.	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote WITHHOLD or AGAINST all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

In the U.S., generally, vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support.

For such transactions, the allowable increase will be the greater of:

1.	twice the amount needed to support the transactions on the ballot, and

2.	the allowable increase as calculated for general issuances above.

Elsewhere, vote FOR specific proposals to increase authorized capital to any amount, unless:

1.	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

2.	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote FOR resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote FOR resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote CASE-BY-CASE on share issuances for a specific transaction or financing proposal.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis

Dual Class Structure

Generally, vote AGAINST proposals to create or maintain a new class of common stock unless:

1.	The company discloses a compelling rationale for the dual-class capital structure, such as:

a.	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

b.	The new class of shares will be transitory;

2.	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

3.	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

We vote FOR proposals to create preemptive rights and AGAINST proposals to eliminate preemptive rights.

Preferred Stock Authorization

General Authorization Requests

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote CASE-BY-CASE on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

1.	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

2.	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

3.	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

4.	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

5.	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally, vote AGAINST proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

1.	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;

2.	The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders "supervoting shares");

3.	The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they're convertible ("supervoting shares") on matters that do not solely affect the rights of preferred stockholders;

4.	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

5.	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

6.	The company has a non-shareholder approved poison pill (including an NOL pill); or

7.	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote FOR proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

1.	In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

2.	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

3.	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote WITHHOLD or AGAINST all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Generally vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

1.	twice the amount needed to support the transactions on the ballot, and

2.	the allowable increase as calculated for general issuances above.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issue requests.

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

1.	More simplified capital structure;

2.	Enhanced liquidity;

3.	Fairness of conversion terms;

4.	Impact on voting power and dividends;

5.	Reasons for the reclassification;

6.	Conflicts of interest; and

7.	Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split if:

1.	The number of authorized shares will be proportionately reduced; or

2.	The effective increase in authorized shares is equal to or less than the allowable increase.

Vote CASE-BY-CASE on proposals that do not meet either of the above conditions, taking into consideration the following factors:

1.	Stock exchange notification to the company of a potential delisting;

2.	Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;

3.	The company's rationale; or

4.	Other factors as applicable.

Share Repurchase Programs

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

1.	Greenmail,

2.	The use of buybacks to inappropriately manipulate incentive compensation metrics,

3.	Threats to the company's long-term viability, or

4.	Other company-specific factors as warranted.

Vote CASE-BY-CASE on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Generally, vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.	A repurchase limit of up to 10 percent of issued share capital;

2.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

3.	A duration that does not exceed market practice. In Asian markets, a duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a CASE-BY-CASE basis. Boston Partners may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

1.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

2.	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, Boston Partners will evaluate the proposal based on the company’s historical practice. However, Boston Partners expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so. In such cases, the authority must comply with the following criteria:

1.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

2.	A duration of no more than 18 months.

In addition, Boston Partners will vote AGAINST any proposal where:

1.	The repurchase can be used for takeover defenses;

2.	There is clear evidence of abuse;

3.	There is no safeguard against selective buybacks; and/or

4.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase(s).

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

1.	Adverse governance changes;

2.	Excessive increases in authorized capital stock;

3.	Unfair method of distribution;

4.	Diminution of voting rights;

5.	Adverse conversion features;

6.	Negative impact on stock option plans; and

7.	Alternatives such as spin-off.

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

1.	Purchase price;

2.	Fairness opinion;

3.	Financial and strategic benefits;

4.	How the deal was negotiated;

5.	Conflicts of interest;

6.	Other alternatives for the business;

7.	Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

1.	Impact on the balance sheet/working capital;

2.	Potential elimination of diseconomies;

3.	Anticipated financial and operating benefits;

4.	Anticipated use of funds;

5.	Value received for the asset;

6.	Fairness opinion;

7.	How the deal was negotiated;

8.	Conflicts of interest.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares, with or without preemptive rights, and to issue shares as part of a debt restructuring plan, after evaluating:

1.	Dilution to existing shareholders' positions;

2.	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

3.	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;

4.	Management's efforts to pursue other alternatives;

5.	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

6.	Conflict of interest - arm's length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

1.	The reasons for the change;

2.	Any financial or tax benefits;

3.	Regulatory benefits;

4.	Increases in capital structure; and

5.	Changes to the articles of incorporation or by-laws of the company.

Absent compelling financial reasons for the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

1.	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

2.	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

1.	Offer price/premium;

2.	Fairness opinion;

3.	How the deal was negotiated;

4.	Conflicts of interest;

5.	Other alternatives/offers considered; and

6.	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

1.	Whether the company has attained benefits from being publicly traded (examination of trading volume, liquidity, and market research of the stock);

2.	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

a.	Are all shareholders able to participate in the transaction?

b.	Will there be a liquid market for remaining shareholders following the transaction?

c.	Does the company have strong corporate governance?

d.	Will insiders reap the gains of control following the proposed transaction?

e.	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

1.	Percentage of assets/business contributed;

2.	Percentage ownership;

3.	Financial and strategic benefits;

4.	Governance structure;

5.	Conflicts of interest;

6.	Other alternatives; and

7.	Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

1.	Management’s efforts to pursue other alternatives;

2.	Appraisal value of assets; and

3.	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

1.	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

2.	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

3.	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

4.	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

5.	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

6.	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

1.	Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances, from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

2.	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

a.	The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

b.	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

3.	Financial issues:

a.	The company's financial condition;

b.	Degree of need for capital;

c.	Use of proceeds;

d.	Effect of the financing on the company's cost of capital;

e.	Current and proposed cash burn rate;

f.	Going concern viability and the state of the capital and credit markets.

4.	Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

5.	Control issues:

a.	Change in management;

b.	Change in control;

c.	Guaranteed board and committee seats;

d.	Standstill provisions;

e.	Voting agreements;

f.	Veto power over certain corporate actions; and

g.	Minority versus majority ownership and corresponding minority discount or majority control premium.

6.	Conflicts of interest:

a.	Conflicts of interest should be viewed from the perspective of the company and the investor.

b.	Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

7.	Market reaction: The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

1.	Estimated value and financial prospects of the reorganized company;

2.	Percentage ownership of current shareholders in the reorganized company;

3.	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

4.	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

5.	Existence of a superior alternative to the plan of reorganization; and

6.	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

1.	Valuation

2.	Market reaction

3.	Deal timing

4.	Negotiations and process.

5.	Conflicts of interest

6.	Voting agreements

7.	Governance

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

Generally support requests to extend the termination date by up to one year from the SPAC's original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).

Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

1.	Tax and regulatory advantages;

2.	Planned use of the sale proceeds;

3.	Valuation of spinoff;

4.	Fairness opinion;

5.	Benefits to the parent company;

6.	Conflicts of interest;

7.	Managerial incentives;

8.	Corporate governance changes;

9.	Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

1.	Hiring a financial advisor to explore strategic alternatives;

2.	Selling the company; or

3.	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

1.	Prolonged poor performance with no turnaround in sight;

2.	Signs of entrenched board and management (such as the adoption of takeover defenses);

3.	Strategic plan in place for improving value;

4.	Likelihood of receiving reasonable value in a sale or dissolution; and

5.	The company actively exploring its strategic options, including retaining a financial advisor.

V.     Compensation

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

1.	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

2.	The company maintains significant problematic pay practices;

3.	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.	There is no SOP on the ballot, and an AGAINST vote on SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

2.	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

3.	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

4.	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

Analysis considers the following:

1.	Peer Group Alignment:

a.	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

b.	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

c.	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

1.	The ratio of performance- to time-based incentive awards;

2.	The overall ratio of performance-based compensation;

3.	The completeness of disclosure and rigor of performance goals;

4.	The company's peer group benchmarking practices;

5.	Actual results of financial/operational metrics, both absolute and relative to peers;

6.	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

7.	Realizable pay compared to grant pay; and

8.	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

1.	Problematic practices related to non-performance-based compensation elements;

2.	Incentives that may motivate excessive risk-taking or present a windfall risk; and

3.	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in an adverse vote:

1.	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

2.	Extraordinary perquisites or tax gross-ups;

3.	New or materially amended agreements that provide for:

a.	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

b.	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;

c.	CIC excise tax gross-up entitlements (including "modified" gross-ups);

d.	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

e.	Liberal CIC definition combined with any single-trigger CIC benefits;

4.	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;

5.	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

1.	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

2.	Duration of options backdating;

3.	Size of restatement due to options backdating;

4.	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

5.	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive and non-executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST vote include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

1.	Single- or modified-single-trigger cash severance;

2.	Single-trigger acceleration of unvested equity awards;

3.	Full acceleration of equity awards granted shortly before the change in control;

4.	Acceleration of performance awards above the target level of performance without compelling rationale;

5.	Excessive cash severance (generally >3x base salary and bonus);

6.	Excise tax gross-ups triggered and payable;

7.	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

8.	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

9.	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:

1.	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

a.	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

b.	SVT based only on new shares requested plus shares remaining for future grants.

2.	Plan Features:

a.	General quality of disclosure, especially around vesting upon a change in control (CIC);

b.	Discretionary vesting authority;

c.	Liberal share recycling on various award types;

d.	Lack of minimum vesting period for grants made under the plan;

e.	Dividends payable prior to award vesting.

3.	Grant Practices:

a.	The company’s three-year burn rate relative to its industry/market cap peers (shouldn’t exceed 3.5%);

b.	Vesting requirements in CEO's recent equity grants (3-year look-back);

c.	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

d.	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

e.	Whether the company maintains a sufficient claw-back policy;

f.	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally, vote AGAINST the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:

1.	Awards may vest in connection with a liberal change-of-control definition;

2.	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

3.	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

4.	The plan is excessively dilutive to shareholders' holdings;

5.	The plan contains an evergreen (automatic share replenishment) feature; or

6.	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors

SVT

The cost of the equity plans is expressed as SVT, which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, SVT is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.

For meetings held prior to February 1, 2023, three-Year Burn Rate Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark.

For meetings held prior to February 1, 2023, a company’s adjusted burn rate is calculated as follows:

Burn Rate = (# of appreciation awards granted + # of full value awards granted * Volatility Multiplier) / Weighted average common shares outstanding

The Volatility Multiplier is used to provide more equivalent valuation between stock options and full value shares, based on the company’s historical stock price volatility.

Effective for meetings held on or after February 1, 2023, a "Value-Adjusted Burn Rate" is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks will be calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate will be calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Boston Partners will vote AGAINST plans if the three-year average adjusted and value adjusted burn rate exceeds 3.5 percent.

Egregious Factors

Liberal Change in Control Definition

Generally, vote AGAINST equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" typically includes the ability to do any of the following:

1.	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

2.	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

3.	The cancellation of underwater options in exchange for stock awards; or

4.	Cash buyouts of underwater options.

While the above cover most types of repricing, Boston Partners may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote AGAINST or WITHHOLD from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by Boston Partners), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

May vote AGAINST the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting AGAINST the equity plan may include, but are not limited to:

1.	Severity of the pay-for-performance misalignment;

2.	Whether problematic equity grant practices are driving the misalignment; and/or

3.	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans

Vote CASE-BY-CASE on amendments to cash and equity incentive plans.

Generally, vote FOR proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal addresses administrative features only. Vote CASE-BY-CASE on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s).

Vote CASE-BY-CASE on all other proposals to amend equity incentive plans, considering the following:

1.	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the vote will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

2.	If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the vote will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

3.	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the vote will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two CASE-BY-CASE evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations: Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non- executive directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the SVT analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

1.	Purchase price is at least 85 percent of fair market value;

2.	Offering period is 27 months or less; and

3.	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

1.	Purchase price is less than 85 percent of fair market value; or

2.	Offering period is greater than 27 months; or

3.	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

1.	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

2.	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

3.	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

4.	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

1.	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

2.	Rationale for the re-pricing--was the stock price decline beyond management's control?;

3.	Is this a value-for-value exchange?;

4.	Are surrendered stock options added back to the plan reserve?;

5.	Timing--repricing should occur at least one year out from any precipitous drop in company's stock price;

6.	Option vesting--does the new option vest immediately or is there a black-out period?;

7.	Term of the option--the term should remain the same as that of the replaced option;

8.	Exercise price--should be set at fair market or a premium to market;

9.	Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate (shouldn’t exceed 3.5%).

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote non- executive director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, no adjustments will be made to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

1.	Executive officers and non- executive directors are excluded from participating;

2.	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

3.	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

1.	Eligibility;

2.	Vesting;

3.	Bid-price;

4.	Term of options;

5.	Cost of the program and impact of the TSOs on company’s total option expense; and

6.	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Non- Executive Directors

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote CASE-BY-CASE on management proposals seeking ratification of non- executive director compensation, based on the following factors:

1.	If the equity plan under which non- executive director grants are made is bundled into a single resolution or is on the ballot, whether or not it warrants support; and

2.	An assessment of the following qualitative factors:

a.	The relative magnitude of director compensation as compared to companies of a similar profile;

b.	The presence of problematic pay practices relating to director compensation;

c.	Director stock ownership guidelines and holding requirements;

d.	Equity award vesting schedules;

e.	The mix of cash and equity-based compensation;

f.	Meaningful limits on director compensation;

g.	The availability of retirement benefits or perquisites; and

h.	The quality of disclosure surrounding director compensation.

Equity Plans for Non- Executive Directors

Vote CASE-BY-CASE on compensation plans for non- executive directors, based on:

1.	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

2.	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances) (shouldn’t exceed 3.5%); and

3.	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non- executive director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote CASE-BY-CASE on the plan taking into consideration the following qualitative factors:

1.	The relative magnitude of director compensation as compared to companies of a similar profile;

2.	The presence of problematic pay practices relating to director compensation;

3.	Director stock ownership guidelines and holding requirements;

4.	Equity award vesting schedules;

5.	The mix of cash and equity-based compensation;

6.	Meaningful limits on director compensation;

7.	The availability of retirement benefits or perquisites; and

8.	The quality of disclosure surrounding director compensation.

Non- Executive Director Retirement Plans

Vote AGAINST retirement plans for non- executive directors. Vote FOR shareholder proposals to eliminate retirement plans for non- executive directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

1.	The company’s past practices regarding equity and cash compensation;

2.	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

3.	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally, vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally, vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally, vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

Generally, vote FOR proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

1.	The percentage/ratio of net shares required to be retained;

2.	The time period required to retain the shares;

3.	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

4.	Whether the company has any other policies aimed at mitigating risk taking by executives;

5.	Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

6.	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation (U.S.)

Generally, vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives under U.S. Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices. Section 162(m) imposes a $1 million annual limit on the amount of compensation that a publicly held corporation can deduct with respect to certain executives.

Pay Disparity

Vote CASE-BY-CASE on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

1.	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

2.	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

3.	The level of shareholder support for the company's pay programs.

Generally, vote AGAINST proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

1.	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

2.	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

1.	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

2.	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

3.	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

4.	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

5.	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

1.	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

2.	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

3.	Can shareholders assess the correlation between pay and performance based on the current disclosure?

4.	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally, vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

1.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

2.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

3.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

4.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

5.	An executive may not trade in company stock outside the 10b5-1 Plan;

6.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

Generally, vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

Vote CASE-BY-CASE on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, Boston Partners will consider the following factors:

1.	If the company has adopted a formal recoupment policy;

2.	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

3.	Whether the company has chronic restatement history or material financial problems;

4.	Whether the company’s policy substantially addresses the concerns raised by the proponent;

5.	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

6.	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring prior shareholder approval of any severance arrangement that would pay severance exceeding the limitation set forth in Section 280G of the Internal revenue code. Vote AGAINST if the proposal does not specifically mention 280G.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

1.	The triggering mechanism should be beyond the control of management;

2.	The amount should not exceed 2.99 times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

3.	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Proposals

Generally, vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Vote CASE-BY-CASE on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

1.	The frequency and timing of the company's share buybacks;

2.	The use of per-share metrics in incentive plans;

3.	The effect of recent buybacks on incentive metric results and payouts; and

4.	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

Generally, vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally, vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

Generally, vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

1.	The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

2.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally, vote FOR proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

VI.     Routine/ Miscellaneous/ Operational

Adjourn Meeting

Generally, vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.

Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal. Otherwise, vote CASE-BY-CASE.

Amend Minor By-laws

Vote FOR by-law or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

Management Supported Shareholder Proposals: Reporting

Vote FOR shareholder proposals for additional reporting beyond what is regulatorily required when the proposal is supported by management.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

1.	The dividend payout ratio has been consistently below 30 percent (consistently low in Korea, Hong Kong, and Singapore) without adequate explanation or in the absence of positive shareholder returns; or

2.	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals considering whether the proposal is in line with market standards.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association (Bylaws), Board Policies, and Board Committees’ Charters

Vote amendments to the articles of association (bylaws), board policies or board Committees’ charters on a CASE-BY-CASE basis.

Generally, vote AGAINST if the draft of the current bylaws, board policies or board committees' charters and their proposed amendments are not disclosed or publicly available in a timely manner; if the proposed changes are not adequately highlighted in the shareholder notice; or the proposed amendments are not in shareholders’ interest.

Generally, vote FOR proposals where the changes are driven by regulatory or compliance considerations.

This policy applies to both bundled and unbundled proposals.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless a company has performed poorly for several years and the new business takes the company into risky areas and enterprises unrelated to its core business.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering long-term shareholder value for the company's existing shareholders and such factors including, but not limited to, the following:

1.	The parties on either side of the transaction;

2.	The nature of the asset to be transferred/service to be provided;

3.	The pricing of the transaction (and any associated professional valuation);

4.	The views of independent directors (where provided);

5.	The views of an independent financial adviser (where appointed);

6.	Whether any entities party to the transaction (including advisers) is conflicted; and

7.	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that Boston Partners deemed problematic and that was not put to a shareholder vote, Boston Partners may vote AGAINST the election of the director involved in the related-party transaction or the full board.

Generally, vote AGAINST perpetual arrangements where the transactions will not be subjected to further shareholder review going forward.

For proposals on royalty payments, vote on a CASE-BY-CASE basis based on disclosures provided.

Charitable Donations

Vote proposals seeking the approval of donations on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

1.	Size of the proposed donation request;

2.	The destination of the proposed allocation of funds; and

3.	The company’s historical donations practices, including allocations approved at prior shareholder meetings.

Virtual Meetings

Generally, vote FOR proposals allowing for the convening of hybrid shareholder meetings if it is clear that it is not the intention to hold virtual-only annual general meetings.

Generally, vote AGAINST proposals allowing for the convening of virtual-only shareholder meetings. However, if the company specifies in the articles that it intends to hold virtual only meetings only in unusual situations such as the spread of an infectious disease or the occurrence of a natural disaster, vote FOR the article amendments.

Financial Results/Director and Statutory Reports

Generally, vote FOR the approval of financial statements, report of the board of directors, independent auditor reports, and other statutory reports, unless:

1.	There are concerns about the accounts presented or audit procedures used; or

2.	The external auditor expresses no opinion or qualified opinion over the financial statements.

VII.     Social and Environmental

Generally, vote CASE-BY-CASE, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

1.	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

2.	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

3.	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

4.	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

5.	Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;

6.	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

7.	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

Generally, vote AGAINST proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

Generally, vote FOR proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

1.	The company has already published a set of animal welfare standards and monitors compliance;

2.	The company’s standards are comparable to industry peers; and

3.	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.

Animal Testing

Generally, vote AGAINST proposals to phase out the use of animals in product testing, unless:

1.	The company is conducting animal testing programs that are unnecessary or not required by regulation;

2.	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

3.	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

Generally, vote AGAINST proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Generally, vote AGAINST proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

1.	The potential impact of such labeling on the company's business;

2.	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

3.	Company’s current disclosure on the feasibility of GE product labeling.

Generally, vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally, vote AGAINST proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY-CASE on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

1.	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

2.	Whether the company has adequately disclosed the financial risks of the products/practices in question;

3.	Whether the company has been subject to violations of related laws or serious controversies; and

4.	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

Generally, vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote CASE-BY-CASE on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

1.	The potential for reputational, market, and regulatory risk exposure;

2.	Existing disclosure of relevant policies;

3.	Deviation from established industry norms;

4.	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

5.	Whether the proposal focuses on specific products or geographic regions;

6.	The potential burden and scope of the requested report;

7.	Recent significant controversies, litigation, or fines at the company.

Generally, vote FOR proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally, vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

Generally, vote FOR proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

1.	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

2.	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

3.	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

1.	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

2.	Current regulations in the markets in which the company operates; and

3.	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally, vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

1.	Recent related fines, controversies, or significant litigation;

2.	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

3.	Whether the company’s advertising restrictions deviate from those of industry peers;

4.	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

5.	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

1.	Whether the company complies with all laws and regulations;

2.	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

3.	The risk of any health-related liabilities.

Generally, vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally, vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

Vote CASE-BY-CASE on management proposals that request shareholders to approve the company’s climate transition action plan, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

1.	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

2.	Disclosure of its operational supply chain GHG emissions (Scopes 1, 2, and 3);

3.	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scope 1, 2, and 3 if relevant);

4.	Whether the company has sought and approved third-party approval that its targets are science-based;

5.	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scope 1, 2, and 3) by 2050;

6.	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

7.	Whether the company’s climate data has received third-party assurance;

8.	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

9.	Whether there are specific industry decarbonization challenges; and

10.	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

Vote AGAINST if the proposal calls for scope 3 reduction targets. Unless there is a significant relevant controversy or the company significantly lags peers, generally, vote AGAINST shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan. If there is a significant relevant controversy or the company significantly lags peers, Boston Partners will taking the following into account:

1.	The completeness and rigor of the company’s climate-related disclosure;

2.	The company’s actual GHG emissions performance;

3.	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

4.	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

Generally, vote FOR resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

1.	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

2.	The company's level of disclosure compared to industry peers; and

3.	Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

Generally, vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

1.	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

2.	The company's level of disclosure is comparable to that of industry peers; and

3.	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

1.	Whether the company provides disclosure of year-over-year GHG emissions performance data;

2.	Whether company disclosure lags behind industry peers;

3.	The company's actual GHG emissions performance;

4.	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and

5.	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

Generally, vote FOR proposals requesting that a company report on its energy efficiency policies, unless:

1.	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

2.	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

Generally, vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally, vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally, vote AGAINST proposals that call for the adoption of renewable energy goals, taking into account:

1.	The scope and structure of the proposal;

2.	The company's current level of disclosure on renewable energy use and GHG emissions; and

3.	The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

Generally, vote FOR requests for reports on a company's efforts to diversify the board, unless:

1.	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

2.	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

1.	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

2.	The level of gender and racial minority representation that exists at the company’s industry peers;

3.	The company’s established process for addressing gender and racial minority board representation;

4.	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

5.	The independence of the company’s nominating committee;

6.	Whether the company uses an outside search firm to identify potential director nominees; and

7.	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

Generally, vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

1.	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

2.	The company already publicly discloses comprehensive workforce diversity data; and

3.	The company has no recent significant EEO-related violations or litigation.

Generally, vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally, vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally, vote AGAINST proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/ Ethnicity Pay Gap

Generally, vote CASE-BY-CASE on requests for reports on a company's pay data by gender, race, ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:

1.	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

2.	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and

3.	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

4.	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

Vote CASE-BY-CASE on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

1.	The company’s established process or framework for addressing racial inequity and discrimination internally;

2.	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

3.	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

4.	The company’s track record in recent years of racial justice measures and outreach externally;

5.	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination; and

6.	Whether the company’s actions are aligned with market norms on civil rights, and racial or ethnic diversity.

Environment and Sustainability

Facility and Workplace Safety

Vote CASE-BY-CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

1.	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

2.	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

3.	Recent significant controversies, fines, or violations related to workplace health and safety; and

4.	The company's workplace health and safety performance relative to industry peers.

Vote CASE-BY-CASE on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

1.	The company’s compliance with applicable regulations and guidelines;

2.	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

3.	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

1.	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

2.	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

3.	The nature, purpose, and scope of the company’s operations in the specific region(s);

4.	The degree to which company policies and procedures are consistent with industry norms; and

5.	The scope of the resolution.

Hydraulic Fracturing

Generally, vote FOR proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

1.	The company's current level of disclosure of relevant policies and oversight mechanisms;

2.	The company's current level of such disclosure relative to its industry peers;

3.	Potential relevant local, state, or national regulatory developments; and

4.	Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

Generally, vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

1.	Operations in the specified regions are not permitted by current laws or regulations;

2.	The company does not currently have operations or plans to develop operations in these protected regions; or

3.	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

1.	The nature of the company’s business;

2.	The current level of disclosure of the company's existing related programs;

3.	The timetable and methods of program implementation prescribed by the proposal;

4.	The company’s ability to address the issues raised in the proposal; and

5.	How the company's recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

Generally, vote FOR proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

1.	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

2.	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

1.	The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

2.	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

3.	The potential financial impact or risk to the company associated with water-related concerns or issues; and

4.	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

Vote CASE-BY-CASE on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

1.	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

2.	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

3.	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

4.	Applicable market-specific laws or regulations that may be imposed on the company; and

5.	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

1.	The scope and prescriptive nature of the proposal;

2.	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

3.	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

4.	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

5.	The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

Generally, vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

1.	The degree to which existing relevant policies and practices are disclosed;

2.	Whether or not existing relevant policies are consistent with internationally recognized standards;

3.	Whether company facilities and those of its suppliers are monitored and how;

4.	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

5.	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

6.	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

7.	The scope of the request; and

8.	Deviation from industry sector peer company standards and practices.

Vote CASE-BY-CASE on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

1.	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

2.	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

3.	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

4.	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

1.	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

2.	Current disclosure of applicable risk assessment(s) and risk management procedures;

3.	Compliance with U.S. sanctions and laws;

4.	Consideration of other international policies, standards, and laws; and

5.	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

1.	Controversies surrounding operations in the relevant market(s);

2.	The value of the requested report to shareholders;

3.	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

4.	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally, vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Mandatory Arbitration

Vote CASE-BY-CASE on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

1.	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

2.	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

3.	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Sexual Harassment

Vote CASE-BY-CASE on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

1.	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

2.	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to workplace sexual harassment issues; and

3.	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Political Activities

Lobbying

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

1.	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

2.	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

3.	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Boston Partners will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put the firm at a competitive disadvantage.

Vote AGAINST proposals requesting information on an issuer’s indirect lobbying activity.

Political Contributions

Generally, vote CASE-BY-CASE on proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

1.	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

2.	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

3.	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Boston Partners will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put the firm at a competitive disadvantage.

Vote AGAINST proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote AGAINST proposals requesting disclosure of an issuer’s indirect political contributions.

Political Ties

Generally, vote AGAINST proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

1.	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

2.	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote AGAINST political congruency proposals.

VIII.     Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

1.	Past performance as a closed-end fund;

2.	Market in which the fund invests;

3.	Measures taken by the board to address the discount; and

4.	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

1.	Past performance relative to its peers;

2.	Market in which the fund invests;

3.	Measures taken by the board to address the issues;

4.	Past shareholder activism, board activity, and votes on related proposals;

5.	Strategy of the incumbents versus the dissidents;

6.	Independence of directors;

7.	Experience and skills of director candidates;

8.	Governance profile of the company;

9.	Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

1.	Proposed and current fee schedules;

2.	Fund category/investment objective;

3.	Performance benchmarks;

4.	Share price performance as compared with peers;

5.	Resulting fees relative to peers;

6.	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

1.	Stated specific financing purpose;

2.	Possible dilution for common shares;

3.	Whether the shares can be used for antitakeover purposes.

1940 Act Policies (U.S.)

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

1.	Potential competitiveness;

2.	Regulatory developments;

3.	Current and potential returns; and

4.	Current and potential risk.

Generally, vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

1.	The fund's target investments;

2.	The reasons given by the fund for the change; and

3.	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

1.	Political/economic changes in the target market;

2.	Consolidation in the target market; and

3.	Current asset composition.

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

1.	Potential competitiveness;

2.	Current and potential returns;

3.	Risk of concentration;

4.	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

2.	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and

3.	The company has demonstrated responsible past use of share issuances by either:

a.	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

b.	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

1.	Strategies employed to salvage the company;

2.	The fund’s past performance;

3.	The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

1.	The degree of change implied by the proposal;

2.	The efficiencies that could result;

3.	The state of incorporation;

4.	Regulatory standards and implications.

Vote AGAINST any of the following changes:

1.	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

2.	Removal of shareholder approval requirement for amendments to the new declaration of trust;

3.	Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

4.	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

5.	Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements;

6.	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

1.	Regulations of both states;

2.	Required fundamental policies of both states;

3.	The increased flexibility available.

Authorizing the Board to Hire and Terminate Sub-advisers Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire or terminate sub-advisers without shareholder approval if the investment adviser currently employs only one sub-adviser.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

1.	Fees charged to comparably sized funds with similar objectives;

2.	The proposed distributor’s reputation and past performance;

3.	The competitiveness of the fund in the industry;

4.	The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

1.	Resulting fee structure;

2.	Performance of both funds;

3.	Continuity of management personnel;

4.	Changes in corporate governance and their impact on shareholder rights.

Closed End Funds-Unilateral Opt-in to Control Share Acquisition Statutes

For closed-end management investment companies (“CEFs”), vote AGAINST or WITHHOLD from nominating/governance committee members (or other directors on a CASE-BY-CASE basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

1.	Performance of the fund’s Net Asset Value (NAV);

2.	The fund’s history of shareholder relations;

3.	The performance of other funds under the advisor’s management.

AUSTRALIA AND NEW ZEALAND

I.       General

Constitutional Amendment

Vote case-by case on proposals to amend the company's constitution.

Any proposals to amend the company's constitution, including updating of various clauses to reflect changes in corporate law, to complete replacement of an existing constitution with a new "plain language," and updated, version, are required to be approved by a special resolution (with a 75 percent super majority of votes cast requirement).

Renewal of "Proportional Takeover" Clause in Constitution

Vote FOR the renewal of the proportional takeover clause in the company’s constitution.

Significant Change in Activities

Vote FOR resolutions to change the nature or scale of business activities provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

Delisting (Australia)

Generally, vote CASE-BY-CASE on proposals which seek to delist a company from a stock exchange.

Unlisted companies will be subject to a less stringent level of disclosure and corporate governance requirements and will forego a number of market and regulatory protections available to listed companies. In addition, there will be no formal market mechanism to enable shareholders to trade their shares.

Exceptional circumstances which may warrant support include where:

1.	There has been a substantial fall in market capitalization that no longer justifies listing.

2.	The company has provided sufficient time for shareholders to exit their investments on market, even at a substantial loss.

3.	The company discloses sufficient information under which shareholders may be able to trade their shares off-market.

4.	Profitability, costs, net assets, and other compelling factors outweigh the need for retaining a listing.

Foreign- Incorporated Companies (Australia)

Foreign-incorporated companies with a sole or primary listing on the ASX are expected to comply with local market corporate governance practices which include director elections, a non-binding vote on the remuneration report, and equity grants.

Generally, vote AGAINST the chairman of the board or other directors standing for election if the company does not comply with local market corporate governance standards.

Problematic Risk and Audit -Related Practices (Australia)

Generally, vote AGAINST the board chair or chair of the risk committee, or members of the risk committee (depending on which directors are standing for election at the AGM) if:

1.	A material failure in audit and risk oversight by directors is identified through regulatory investigation, enforcement, or other manner; or

2.	There are significant adverse legal judgments or settlements against the company, directors, or management.

Generally, vote AGAINST members of the audit committee as constituted in the most recently completed fiscal year if:

1.	The entity receives an adverse opinion of the entity's financial statements from the auditor; or

2.	Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees and tax compliance/preparation fees.

Late Lodgement of Notice of Meeting and Materials (Australia)

Generally vote AGAINST the board chair, the chair or members of the governance committee or the whole board when the company fails to lodge a notice of meeting at least 28 days before an AGM, or shareholder meeting generally, as prescribed by the Corporations Act. This represents the minimum standard for corporate governance amongst ASX listed entities. Larger companies are expected to lodge their notices of meeting 35 or more days ahead of the AGM.

Generally vote AGAINST the board chair or chair of the governance committee (or other relevant directors) when a company adds a resolution to the meeting agenda with less than 28 days' notice prior to the shareholder meeting.

For the avoidance of doubt, this policy applies to non-Australian domiciled companies that are listed on the ASX. Any late lodgement of a notice of meeting places at risk a shareholder's ability to fulfil their fiduciary obligations in appropriately considering and voting on resolutions.

II.         Share Capital

Non-Voting Shares

Vote AGAINST proposals to create a new class of non-voting or sub-voting shares. Only vote FOR if:

1.	It is intended for financing purposes with minimal or no dilution to current shareholders;

2.	It is not designed to preserve the voting power of an insider or significant shareholder.

Generally, vote FOR the cancellation of classes of non-voting or sub-voting shares.

Reduction of Share Capital: Cash Consideration Payable to Shareholders

Generally, vote FOR the reduction of share capital with the accompanying return of cash to shareholders.

Reduction of Share Capital: Absorption of Losses

Vote FOR reduction of share capital proposals, with absorption of losses as they represent routine accounting measures.

Buybacks/Repurchases

Generally, vote FOR requests to repurchase shares, unless:

1.	There is clear evidence available of past abuse of this authority; or

2.	It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

Consider the following conditions in buyback plans:

1.	Limitations on a company's ability to use the plan to repurchase shares from third parties at a premium;

2.	Limitations on the exercise of the authority to thwart takeover threats; and

3.	A requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. However, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

III.      Board of Directors

Voting on Director Nominees in Uncontested Elections

Attendance (Australia)

Vote AGAINST director nominees that attended less than 75 percent of board and committee meetings over the fiscal year without a satisfactory explanation.

Generally, vote AGAINST the chairman or deputy chairman if no disclosure of board and/or committee attendance is provided. Subject to section 300(10) of the Corporations Act, an Australian listed company must include in its annual report information about each director’s attendance at board and committee meetings.

Independence (Australia)

Vote AGAINST a director nominee(s) in the following circumstances:

1.	The director nominee is an executive or board chair, and no “lead director” has been appointed from among the independent directors or other control mechanisms are in place. Exceptions may be made for company founders who are integral to the company or if other exceptional circumstances apply;

2.	The director nominee is an executive and a member of the audit committee or remuneration committee. In these situations, also vote AGAINST the chairman of the board and/or the chairman of the relevant committee;

3.	The director nominee is a former partner or employee of the company’s auditor who serves on the audit committee; and

4.	The director nominee is a former partner of the company’s audit firm and receives post-employment benefits.

If the board is not a majority (over 50 percent) independent, generally vote AGAINST nominees who are:

1.	Executive directors (except the CEO and founders integral to the company); or

2.	Non-independent NEDs whose presence causes the board not to be majority independent without sufficient justification. Exceptional factors may include:

a.	Whether a non-independent director represents a substantial shareholder owning at least 15 percent of the company’s shares and whose percentage board representation is proportionate to its ownership interest in the company; and

b.	The level of board independence (i.e. generally, a recommendation against non-independent directors if the board composition is wholly non-independent, whereas a CASE-BY-CASE analysis may be undertaken where a board is at or near 50% independent and the reasons for nonindependence of certain directors may include excessive board tenure greater than 12 years).

Combined Chair and CEO (Australia)

Generally, vote AGAINST a director who combines the CEO and chairman roles, unless the company provides strong justification as to why this non-standard governance arrangement is appropriate for the specific situation of the company. Exceptional circumstances may include a limited timeframe for the combined role upon departure of the CEO, or a non-operating, research, development or exploration company. In some circumstances an executive chair may be considered to effectively combine the chair and CEO roles, notwithstanding the presence of another director on the board with the title of CEO. In assessing this situation, Boston Partners will assess the disclosure surrounding the split of responsibilities and their comparative pay levels.

Problematic Remuneration Practices (Australia)

Generally, vote AGAINST the board chair or chair of the remuneration committee, or members of the remuneration committee (depending on which directors are standing for election at the AGM) if problematic practices are identified, and particularly if issues have been raised in prior years, taking into account:

1.	The company's response, or if there was a lack of sufficient response, in addressing prior years' specific concerns on remuneration, and engaging with institutional investors;

2.	The company's ownership structure;

3.	Whether the issues are considered to be recurring or isolated;

4.	Whether relevant directors have also served on a board or remuneration committee of a non- associated company where problematic remuneration practices were also identified; and

5.	If any remuneration-related resolutions in the last five years have received support of less than 75 percent of votes cast.

Shareholder Nominees

Generally, vote AGAINST shareholder-nominated candidates who lack board endorsement and do not present conclusive rationale to justify their nomination, including unmatched skills and experience, or other reason. Vote FOR such candidates if they demonstrate a clear ability to contribute positively to board deliberations.

Removal of Directors (New Zealand)

Vote CASE-BY-CASE on resolutions for the removal of directors, taking into consideration:

1.	Company performance relative to its peers;

2.	Strategy of the incumbents versus the dissidents;

3.	Independence of directors/nominees;

4.	Experience and skills of board candidates;

5.	Governance profile of the company;

6.	Evidence of management entrenchment;

7.	Responsiveness to shareholders; and,

8.	Level of disclosure by company to shareholders.

IV.     Remuneration

Remuneration Report (Australia)

Vote CASE-BY-CASE on the remuneration report, taking into account the pay of executives and non-executive directors, including where applicable:

1.	The quantum of total fixed remuneration and short-term incentive payments relative to peers;

2.	Whether any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;

3.	The listed entity's workforce;

4.	Financial performance and alignment with shareholder returns;

5.	The adequacy and quality of the company's disclosure generally;

6.	The appropriateness and quality of the company's disclosure linking identified material business risks and pre-determined key performance indicators (KPIs) that determine annual variable executive compensation outcomes;

7.	The existence of appropriate performance criteria against which vesting and the quantum of cash and equity bonuses are assessed prior to any payment being made;

8.	Whether appropriate targets for incentives, including in the STI or LTI, are in place and are disclosed with an appropriate level of detail;

9.	Whether performance measures and targets for incentives, including in the STI and LTI, are measured over an appropriate period and are sufficiently stretching;

10.	Any special arrangements for new joiners were in line with good market practice;

11.	The remuneration committee exercised discretion appropriately, and such discretion is appropriately explained; and

12.	The alignment of CEO and executive pay with the company's financial performance and returns for shareholders.

Where a remuneration report contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall qualified FOR vote whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

In cases where a serious breach of good practice, or departure from accepted market standards and shareholder requirements, is identified and typically where issues have been raised by shareholders over one or more years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may also receive a negative vote.

Elements of the remuneration report include:

1.	Base Pay;

2.	Superannuation, pension contributions and benefits;

3.	Short term incentive (STI);

4.	Long-term incentive (LTI);

5.	Dilution Limits;

6.	Malus/ clawback;

7.	Good leavers;

8.	Change in control;

9.	Shareholding requirement;

10.	Executive' service contracts, including exit payments;

11.	Arrangements for new joiners;

12.	Discretion;

13.	Non-executive director fees;

14.	All-employee schemes.

Remuneration of Executive Directors: Share Incentive Schemes (Australia)

Vote CASE-BY-CASE on share-based incentives for executive directors.

Remuneration of Executives: Options and Other Long-Term Incentives

Vote CASE-BY-CASE on options and long-term incentives for executives. Vote AGAINST plans and proposed grants under plans if:

1.	The company failed to disclose adequate information regarding any element of the scheme;

2.	The performance hurdles are not sufficiently demanding;

3.	The plan permits retesting of grants based on rolling performance;

4.	The plan allows for excessive dilution.

Evaluate long-term incentive plans (and proposed grants of equity awards to particular directors) according to the following criteria:

Exercise Price

1.	Option exercise prices should not be at a discount to market price at the grant date (in the absence of demanding performance hurdles).

2.	Plans should not allow the repricing of underwater options.

Vesting Period: Appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two to three years or less, this is generally considered too short).

Performance Hurdles

1.	Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share (EPS)).

2.	Where a relative hurdle is used (comparing the company’s performance against a group of peers or against an index), no vesting should occur for sub-median performance.

3.	The use of ‘indexed options’ – where the exercise price of an option is increased by the movement in a suitable index of peer companies – is generally considered a sufficiently demanding hurdle.

4.	A sliding-scale hurdle – under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of the award vests once a single target is achieved (i.e. no “cliff vesting”).

5.	In the absence of relative performance hurdles, absolute share price hurdles may be appropriate so long as they are sufficiently stretching. Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share price hurdle is set at a significantly higher level than the prevailing share price, if the option has a long life then the hurdle may not be particularly stretching.

6.	In determining whether an absolute share price target is sufficiently stretching, take into consideration the company’s explanation of how the target share price has been calculated. ISS will be more likely to consider an absolute share price target as sufficiently stretching when the target price is reflected in the option exercise price.

7.	The issue of options with no performance conditions other than continued service and the exercise price (set as being equal to the share price on date of issue) is not generally considered to be a sufficiently demanding hurdle.

8.	Support incentive schemes with accounting-based hurdles if they are sufficiently demanding. An accounting-based hurdle does not necessarily require that shareholder value be improved before the incentive vests as it is possible for incentives to vest – and executives to be rewarded – without any medium- to long-term improvement in returns to shareholders. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.

9.	Hurdles which relate option vesting to share price performance against a company’s cost of capital may be considered acceptable if the exercise price is adjusted to reflect the cost of capital over the vesting period. Shareholders must also be given sufficient information to determine if the cost of capital will be calculated or reviewed independently of management.

10.	Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) zero exercise price options (also called conditional awards, performance shares, and performance rights). Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at grant date for the executive to have an incentive to exercise. Performance rights have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are performance rights, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than performance rights, are being granted.

11.	For an EPS target to be sufficiently stretching, where a single target is used (with 100 percent of options/rights vesting on the target being achieved), the target should generally specify a challenging target that is at least in line with analyst and management earnings forecasts. For targets which see rewards vest based on a sliding scale, vesting should start at a level below consensus forecasts only if a substantial portion of the award vests for performance above consensus forecasts.

Retesting

1.	Do not support excessive retesting of options grants against performance hurdles. Many NZ companies use performance hurdles such as cost of capital relative to share price that allow for continual retesting and the issue of retesting against performance hurdles does not appear to have been raised with companies in the past and many equity grants to executive directors have been modest in size. As such, it is not appropriate for Boston Partners to vote AGAINST a particular options grant on the basis of excessive retesting.

2.	Generally, vote AGAINST incentive schemes that provide for retesting against performance hurdles on a rolling-basis. For retesting to be acceptable, at a minimum it should assess performance against the hurdle from the inception date to the date of vesting.

Transparency

1.	The methodology for determining exercise price of options should be disclosed.

2.	Shareholders should be presented with sufficient information to determine whether an incentive scheme will reward superior future performance.

3.	The proposed volume of securities which may be issued under an incentive scheme should be disclosed to enable shareholders to assess dilution.

4.	Time restrictions before options can be exercised should be disclosed, as should the expiry date of the options. Any restrictions on disposing of shares received on the exercise of options should be disclosed.

5.	If a value has been assigned to the options, the method used to calculate cost of options should be disclosed.

6.	The method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders’ Equity

Aggregate number of all shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Eligibility for Participation in the Scheme

1.	Scheme should be open to all key executives.

2.	Scheme should not be open to non-executive directors.

Other

1.	Incentive plans should include reasonable change-in-control provisions (i.e. pro-rata vesting based on the proportion of the vesting period expired and performance against the hurdles taking into account the size of awards).

2.	Incentive plans should include ‘good’ leaver/’bad’ leaver provisions to minimize excessive and unearned payouts.

Non-Executive Director Perks/Fringe Benefits (Australia)

Where a company provides fringe benefits to non-executive directors in addition to directors’ board and committee fees, vote CASE-BY-CASE on:

1.	The remuneration report;

2.	Proposals to increase the non-executive directors’ aggregate fee cap; and/or

3.	The election of the chairman of the board, chairman of the remuneration committee, or any member of the remuneration committee standing for re-election.

Vote AGAINST when post-employment fringe benefits are paid to non-executive directors, which are often represented as an entitlement per year of service on the board of the company.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

Vote CASE-BY-CASE on resolution that seeks shareholder approval for an increase in the maximum aggregate level of fees payable to the company’s non-executive directors.

In assessing director remuneration, consider how remuneration relates to shareholders’ interests, specifically:

1.	The size of the proposed increase;

2.	The level of fees compared to those at peer companies;

3.	The explanation the board has given for the proposed increase;

4.	Whether the company has discontinued retirement benefits;

5.	Whether there is sufficient capacity within the previously approved aggregate fee cap to accommodate any proposed increases in director’s fees;

6.	The company’s absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;

7.	The company’s policy and practices on non-executive director remuneration, including equity ownership;

8.	The number of directors presently on the board and any planned increases to the size of the board;

9.	The level of board turnover.

Generally, vote FOR a fee cap resolution that also seeks to allow directors to receive part or all of their fees in shares.

In Australia, vote AGAINST the increase if the company has an active retirement benefits plan for non-executive directors. Vote AGAINST where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Issue of Options (New Zealand)

Generally, vote AGAINST the issue of options to non-executive directors.

Remuneration of Non-Executive Directors: Approval of Share Plan

For New Zealand, generally vote AGAINST the issue of options to non-executive directors. For Australia, generally, vote FOR the approval of NED share plans which are essentially salary-sacrifice structures and have the effect of increasing directors’ shareholdings and alignment with investors.

Transparency of CEO Incentives (New Zealand)

Vote AGAINST the re-election of members of the remuneration committee if:

1.	The remuneration of the CEO is not subject to any shareholder approval or scrutiny; or

2.	There is evidence that the CEO has been granted a substantial quantity of equity incentives; and,

3.	There is no apparent credible explanation for the CEO not being a member of the board;

Shareholder Resolutions (New Zealand)

Generally, vote FOR appropriately-structured shareholder resolutions calling for increased disclosure of executive remuneration and/or the introduction of a non-binding shareholder vote on a company’s remuneration policy.

BRAZIL

I.       Board of Directors

Minimum Independent Levels

Vote AGAINST the bundled election of directors if the post-election board at Novo Mercado and Nivel 2 companies would be less than 50 percent.3

Vote AGAINST the bundled election of directors if the post-election board of Nivel 1 and traditional companies would not have at least one-third of the board or two directors, whichever is higher, classified as independent.

Boston Partners applies a five-year cooling off period to former executives when determining nominee independence in Brazil.

Election of Minority Nominees (Separate Election)

Vote FOR the election of minority board nominees (ordinary and preferred holders), as well as minority fiscal council nominees, presented under a separate election when timely disclosure is provided of their names and biographical information, in the absence of other concerns regarding the proposed nominees. If competing minority nominees are disclosed by different minority shareholders, the contested election policy will be applied.

In the absence of timely disclosure regarding minority nominees, an ABSTAIN vote will be issued for the separate minority election proposal.

In the absence of publicly disclosed information regarding the existence of board nominees presented by minority shareholders, an ABSTAIN vote will be issued for the procedural question requesting a separate election for the election of a director appointed by minority ordinary and/or preferred shareholders.

For fiscal council elections, in the event of publicly-disclosed minority nominee(s), Boston Partners will prioritize the support for the election of minority representatives, issuing an ABSTAIN vote for the management nominees. In the absence of timely disclosure of a minority fiscal council nominee, an ABSTAIN vote will be recommended for the fiscal council minority separate election agenda item, with a vote recommendation presented for the management fiscal council nominees.

Boston Partners will vote on a best effort basis, whenever the names and biographical information of minority nominees are disclosed following the publication of the original report, up to a minimum of eight (8) days prior to the shareholder meeting, in which case priority will be given to allow minority shareholders to elect a representative to the board of directors and/or fiscal council.

[3]	2021 and 2022 are transitionary periods. Vote AGAINST proposed board with overall independence below 40 percent during this period.

Installation of Fiscal Council

Vote FOR approval of the fiscal council installation unless no fiscal council nominees, appointed by either the company’s management or by minority shareholders, have been disclosed in a timely manner. Vote to ABSTAIN from such proposals in the absence of publicly disclosed candidates.

In the event management recommends against the installation of the fiscal council, vote CASE-BY-CASE.

Combined Chairman/CEO

Vote AGAINST the bundled election of directors of companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&Fbovespa)–Novo Mercado, Nivel 2, and Nivel 1–if the company maintains or proposes a combined chairman/CEO structure, after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

Vote AGAINST the election of the company’s chairman, if the nominee is also the company’s CEO, when it is presented as a separate election at companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&Fbovespa), Novo Mercado, Nivel 2, and Nivel 1–after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

Board Structure

Vote AGAINST proposals to increase board terms.

II.       Capital Structure

Share Repurchase Plans

Boston Partners will generally vote AGAINST any proposal where:

1.	The repurchase can be used for takeover defenses;

2.	There is clear evidence of abuse;

3.	There is no safeguard against selective buybacks; or

Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

III.         Compensation

Management Compensation

Generally, vote FOR management compensation proposals that are presented in a timely manner and include all disclosure elements required by the Brazilian Securities Regulator (CVM).

Vote AGAINST management compensation proposals when:

1.	The company fails to present a detailed remuneration proposal or the proposal lacks clarity;

2.	The company does not disclose the total remuneration of its highest-paid executive; or

3.	The figure provided by the company for the total compensation of its highest-paid administrator is not inclusive of all elements of the executive’s pay.

Vote CASE-BY-CASE on global remuneration cap (or company’s total remuneration estimate, as applicable) proposals that represent a significant increase of the amount approved at the previous annual general meeting (year-over-year increase). When further scrutinizing year-over-year significant remuneration increases, jointly consider some or all of the following factors, as relevant:

1.	Whether there is a clearly stated and compelling rationale for the proposed increase;

2.	Whether the remuneration increase is aligned with the company’s long-term performance and/or operational performance targets disclosed by the company;

3.	Whether the company has had positive TSR for the most recent one- and/or three-year periods;

4.	Whether the relation between fixed and variable executive pay adequately aligns compensation with the company’s future performance.

Vote on a CASE-BY-CASE basis when the company proposes to amend previously-approved compensation caps, paying particular attention as to whether the company has presented a compelling rationale for the request.

Compensation Plans

Boston Partners will generally support reasonable equity pay plans that encourage long-term commitment and ownership by its recipients without posing significant risks to shareholder value. Things to be considered include the presence of discounted exercise prices (which are common in Brazil), particularly in the absence of specific performance criteria; the potential for conflict of interests when administrators are also beneficiaries of the plan; and whether there are sufficient safeguards to mitigate such concerns are considered.

Vote AGAINST a stock option plan and/or restricted share plan, or an amendment to the plan, if:

1.	The plan lacks a minimum vesting cycle of three years;

2.	The plan permits options to be issued with an exercise price at a discount to the current market price, or permits restricted shares to be awarded (essentially shares with a 100 percent discount to market price), in the absence of explicitly stated, challenging performance hurdles related to the company’s historical financial performance or the industry benchmarks;

3.	The maximum dilution exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, Boston Partners will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; or

4.	Directors eligible to receive options or shares under the scheme are involved in the administration of the plan.

Vote on a CASE-BY-CASE basis if non-executive directors are among the plan’s potential beneficiaries, paying special attention to:

1.	Whether there are sufficient safeguards to ensure that beneficiaries do not participate in the plan’s administration; and

2.	The type of grant (if time-based, performance-based, or in lieu of cash), considering the long-term strategic role of boards of directors.

Specifically, for share matching plans, in addition to the abovementioned factors, vote AGAINST the plan, or an amendment to the plan, if:

1.	The shares to be acquired by the participant to become eligible to the share matching plan lack a minimum three-year lock-up period.

Furthermore, for share matching plans with no disclosed performance criteria, Boston Partners will vote AGAINST the plan if:

1.	The shares of the initial investment may be purchased by the participant at a discount to the market price;

2.	The initial investment is made using resources other than the annual variable remuneration received by the participant; or

3.	The plan lacks a reasonable ratio between the number of shares awarded by the company (matching) and each share acquired by the participant.

IV.     Other

Items Antitakeover Mechanisms

Vote FOR mandatory bid provisions that are structured in line with the recommendations of the Sao Paulo Stock Exchange’s Novo Mercado listing segment:

1.	Ownership trigger of 30 percent or higher; and

2.	Reasonable pricing provisions.

CANADA: TSX- LISTED AND VENTURE LISTED COMPANIES

I.      Board of Directors

Director Elections

Generally, vote WITHHOLD for all directors nominated only by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

Individual director elections are required for companies listed on the Toronto Stock Exchange (TSX).

Policy Considerations for Majority Owned Companies

Support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, non-management director nominees who are or who represent a controlling shareholder of a majority owned company may be supported if the company meets all of the following independence and governance criteria:

1.	The number of directors related to the controlling shareholder should not exceed the proportion of common shares controlled by the controlling shareholder. In no event, however, should the number of directors related to the controlling shareholder exceed two-thirds of the board;

2.	In addition to the above, if the CEO is related to the controlling shareholder, no more than one-third of the board should be related to management (as distinct from the controlling shareholder);

3.	If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder;

4.	A majority of the audit and nominating committees should be either independent directors or in addition to at least one independent director, may be directors who are related to the controlling shareholder. All members of the compensation committee should be independent of management. If the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a director who is related to the controlling shareholder; and

5.	Prompt disclosure of detailed vote results following each shareholder meeting.

If any of the above independence and governance criteria are not met, the policy exemption will not be applied. This policy will not be considered at dual class companies having common shares with unequal voting or unequal board representation rights.

Gender Diversity

WITHOLD votes from the Chair of the Nominating Committee when the company has not disclosed a formal written gender diversity policy if the Chair is of the majority gender. REFER if the Chair is not of the majority gender.

Racial/Ethnic Diversity

WITHHOLD votes from incumbent Nominating Committee members when the company has not disclosed a formal written racial/ethnic diversity policy. In addition, vote AGAINST Nominating Committee members when the board lacks at least one racially/ethnically diverse director.

Audit Fee Disclosure

For TSX-listed companies, vote WITHHOLD for the members of the audit committee as constituted in the most recently completed fiscal year if no audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders’ meeting at which ratification of auditors is a voting item.

For Canada Venture Listed companies, vote WITHHOLD for the members of the audit committee as constituted in the most recently completed fiscal year if no audit fee information is disclosed by the company within 120 days after its fiscal year end. In the event that the shareholders’ meeting at which ratification of auditors is a voting item is scheduled prior to the end of the 120 day reporting deadline and the audit fees for the most recently completed fiscal year have not yet been provided, the vote will be based on the fee disclosure for the prior fiscal year.

Director Attendance

Vote WITHHOLD for individual director nominees (except nominees who served for only part of the fiscal year or newly publicly listed companies or companies that have recently graduated to the TSX, should be considered CASE-BY-CASE) if the company has not adopted a majority voting director resignation policy and, if they have, a pattern of low attendance exists based on prior years’ meeting attendance.

Board Responsiveness

Vote WITHHOLD for continuing individual directors, nominating committee members, or the continuing members of the entire board of directors if at the previous board election, any director received more than 50 percent WITHHOLD votes of the votes cast under a majority voting director resignation policy and the nominating committee has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote which will be reviewed on a CASE-BY-CASE basis;

Unilateral Adoption of an Advance Notice Provision

Vote WITHHOLD for individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further WITHHOLD votes.

Externally-Managed Issuers (EMIs)

Vote CASE-BY-CASE on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

1.	The size and scope of the management services agreement;

2.	Executive compensation in comparison to issuer peers and/or similarly structured issuers;

3.	Overall performance;

4.	Related party transactions;

5.	Board and committee independence;

6.	Conflicts of interest and process for managing conflicts effectively;

7.	Disclosure and independence of the decision-making process involved in the selection of the management services provider;

8.	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;

9.	Historical compensation concerns;

10.	Executives’ responsibilities; and

11.	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Proxy Access

Proxy Contests – Voting for Director Nominees in Contested Elections

In addition to the General Policy when a dissident seeks a majority of board seats, Boston Partners will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new management team. The detailed dissident plan will be compared against the incumbent plan and the dissident director nominees and management team will be compared against the incumbent team in order to arrive at a vote decision.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, Boston Partners will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a viewpoint different from that of the current board members.

II.      Shareholder Rights & Defenses

Advance Notice Requirements

Vote CASE-BY-CASE on proposals to adopt or amend an advance notice board policy or to adopt or amend articles or by-laws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is:

1.	To prevent stealth proxy contests;

2.	To provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and

3.	To provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees.

Features that may be considered problematic include but are not limited to:

1.	For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders’ meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable;

2.	The board’s inability to waive all sections of the advance notice provision under the policy or by-law, in its sole discretion;

3.	A requirement that any nominating shareholder provide representation that the nominating shareholder be present at the meeting in person or by proxy at which his or her nominee is standing for election for the nomination to be accepted, notwithstanding the number of votes obtained by such nominee;

4.	A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;

5.	Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;

6.	Any disclosure request within the advance notice requirement, or the company’s ability to request additional disclosure of the nominating shareholder(s) or the shareholder nominee(s) that: exceeds what is required in a dissident proxy circular; goes beyond what is necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required for management nominees; or, goes beyond what is required under law or regulation;

7.	Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement; and

8.	Any other feature or provision determined to have a negative impact on shareholders’ interests and deemed outside the purview of the stated purpose of the advance notice requirement.

Enhanced Shareholder Meeting Quorum for Contested Director Elections

Vote AGAINST new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members (“Enhanced Quorum”).

Appointment of Additional Directors Between Annual Meetings

Vote FOR these resolutions where:

1.	The company is incorporated under a statute (such as the Canada Business Corporations Act) that permits removal of directors by simple majority vote;

2.	The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and

3.	Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

Article/By-law Amendments

Vote FOR proposals to adopt or amend articles/by-laws unless the resulting document contains any of the following:

1.	The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);

2.	The quorum for a meeting of directors is less than 50 percent of the number of directors;

3.	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

4.	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;

5.	An advance notice requirement that includes one or more provisions which could have a negative impact on shareholders’ interests and which are deemed outside the purview of the stated purpose of the requirement;

6.	Authority is granted to the board with regard to altering future capital authorizations or alteration of the capital structure without further shareholder approval; or

7.	Any other provisions that may adversely impact shareholders’ rights or diminish independent effective board oversight.

In any event, proposals to adopt or amend articles or by-laws will generally be opposed if the complete article or by-law document is not included in the meeting materials for thorough review or referenced for ease of location on SEDAR, which is the equivalent to the U.S.’ EDGAR System.

Vote FOR proposals to adopt or amend articles/by-laws if the proposed amendment is limited to only that which is required by regulation or will simplify share registration.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally, vote FOR management proposals to adopt confidential voting.

Poison Pills (Shareholder Rights Plans)

As required by the TSX, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plan best practice guidelines and its scope is limited to the following two specific purposes:

1.	To give the board more time to find an alternative value enhancing transaction; and

2.	To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

1.	The plan gives discretion to the board to either:

a.	Determine whether actions by shareholders constitute a change in control;

b.	Amend material provisions without shareholder approval;

c.	Interpret other provisions;

d.	Redeem the rights or waive the plan’s application without a shareholder vote; or

e.	Prevent a bid from going to shareholders.

2.	The plan has any of the following characteristics:

a.	Unacceptable key definitions;

b.	Reference to Derivatives Contracts within the definition of Beneficial Owner;

c.	Flip over provision;

d.	Permitted bid minimum period greater than 105 days;

e.	Maximum triggering threshold set at less than 20 percent of outstanding shares;

f.	Does not permit partial bids;

g.	Includes a Shareholder Endorsed Insider Bid (SEIB) provision;

h.	Bidder must frequently update holdings;

i.	Requirement for a shareholder meeting to approve a bid; and

j.	Requirement that the bidder provide evidence of financing.

3.	The plan does not:

a.	Include an exemption for a “permitted lock up agreement”;

b.	Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and

c.	Exclude reference to voting agreements among shareholders.

Exclusive Forum Proposals

Vote CASE-BY-CASE on proposals to adopt an exclusive forum by-law or to amend by-laws to add an exclusive forum provision, taking the following into consideration:

1.	Jurisdiction of incorporation;

2.	Board rationale for adopting exclusive forum;

3.	Legal actions subject to the exclusive forum provision;

4.	Evidence of past harm as a result of shareholder legal action against the company originating outside of the jurisdiction of incorporation;

5.	Company corporate governance provisions and shareholder rights; or

6.	Any other problematic provisions that raise concerns regarding shareholder rights.

III.       Capital/ Restructuring

Increases in Authorized Capital

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Generally, vote FOR proposals to approve increased authorized capital if:

1.	A company’s shares are in danger of being de-listed; or

2.	A company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to approve unlimited capital authorization.

Private Placement Issuances

Vote CASE-BY-CASE on private placement issuances taking into account:

1.	Whether other resolutions are bundled with the issuance;

2.	Whether the rationale for the private placement issuance is disclosed;

3.	Dilution to existing shareholders’ position;

4.	Issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;

5.	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;

6.	Market reaction: The market’s response to the proposed private placement since announcement; and

7.	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally, vote FOR the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company’s auditor/management has indicated that the company has going concern issues.

Blank Check Preferred Stock

Vote AGAINST proposals to create unlimited blank check preferred shares or increase blank cheque preferred shares where:

1.	The shares carry unspecified rights, restrictions, and terms; or

2.	The company does not specify any specific purpose for the increase in such shares.

Generally, vote FOR proposals to create a reasonably limited number of preferred shares where both of the following apply:

1.	The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes; and

2.	The voting, conversion, and other rights, restrictions, and terms of such stock where specified in the articles, are reasonable.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock that will create a class of common shareholders with diminished or superior voting rights.

The following is an exceptional set of circumstances under which Boston Partners would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

1.	It is required due to foreign ownership restrictions and financing is required to be done out of country;

2.	It is not designed to preserve the voting power of an insider or significant shareholder;

3.	The subordinate class may elect some board nominees;

4.	There is a sunset provision; and

5.	There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

Vote AGAINST an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favor of time-driven release requirements.

IV.     Compensation

Pay for Performance Evaluation

This policy will be applied at all S&P/TSX Composite Index Companies and for all management say-on-pay proposals (MSOP) resolutions.

On a CASE-BY-CASE basis, Boston Partners will evaluate the alignment of the CEO’s total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder’s perspective, performance is predominantly gauged by the company’s share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Vote AGAINST MSOP proposals and/or vote WITHHOLD for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) and/or AGAINST an equity-based incentive plan proposal if there is significant long-term misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO’s pay and company performance. A pay for performance disconnect will be determined as follows:

Step I: Quantitative Screen

Relative:

1.	The Relative Degree of Alignment (RDA) is the difference between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period or less if pay or performance data is unavailable for the full three years;

2.	The Financial Performance Assessment (FPA) is the ranking of CEO total pay and company financial performance within a peer group, each measured over a three-year period;

3.	Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

Absolute:

1.	The CEO Pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits).

Step II: Qualitative Analysis

Companies identified by the methodology as having potential misalignment will receive a qualitative assessment to determine the ultimate vote, considering a range of CASE-BY-CASE factors which may include:

1.	The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;

2.	The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage;

3.	The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;

4.	The use of discretionary out-of-plan payments or awards and the rationale provided as well as frequency of such payments or awards;

5.	The trend considering prior years’ P4P concern;

6.	Extraordinary situation due to a new CEO in the last reported FY; and

7.	Any other factors deemed relevant.

Problematic Pay Practices

Vote AGAINST MSOP resolutions and/or vote WITHHOLD for compensation committee members if the company has significant problematic compensation practices. Generally, vote AGAINST equity plans if the plan is a vehicle for problematic compensation practices.

Generally, vote based on the preponderance of problematic elements; however, certain adverse practices may warrant WITHHOLD or AGAINST votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant an AGAINST or WITHHOLD vote:

Poor disclosure practices: General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

New CEO with overly generous new hire package:

1.	Excessive “make whole” provisions;

2.	Any of the problematic pay practices listed in this policy;

Egregious employment contracts: Contracts containing multiyear guarantees for salary increases, bonuses, or equity compensation;

Employee Loans: Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

Excessive severance and/or change-in-control provisions:

1.	Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);

2.	Severance paid for a “performance termination” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

3.	Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change in control without cause and still receive the severance package;

4.	Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;

5.	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure: Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

Excessive perks: Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

Payment of dividends on performance awards: Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

Problematic option granting practices:

1.	Backdating options (i.e. retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date);

2.	Springloading options (i.e. timing the grant of options to effectively guarantee an increase in share price shortly after the grant date);

3.	Cancellation and subsequent re-grant of options;

Internal Pay Disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

Absence of pay practices that discourage excessive risk taking:

1.	These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;

2.	Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;

Other excessive compensation payouts or problematic pay practices at the company.

Equity-Based Compensation Plans

In addition to the General Policy, consider the following:

1.	Plan Features:

a.	Detailed disclosure regarding the treatment of outstanding awards under a change in control (CIC)

b.	No financial assistance to plan participants for the exercise or settlement of awards;

c.	Public disclosure of the full text of the plan document; and

d.	Reasonable share dilution from equity plans relative to market best practices. For Canada Venture Listed Companies, the basic dilution (i.e. not including warrants or shares reserved for equity compensation) represented by all equity compensation plans should not be greater than 10 percent.

e.	For Canada Venture Listed Companies, generally vote AGAINST if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years; and the plan is a rolling equity plan that enables auto-replenishment of share reserves without requiring periodic shareholder approval of at least every three years (i.e., evergreen plan).

i.	Generally, WITHHOLD votes from the continuing compensation committee members, (or, where no compensation committee has been identified, the board chair or full board), if the company maintains an evergreen plan (including those adopted prior to an initial public offering) and has not sought shareholder approval in the past two years and does not seek shareholder approval of the plan at the meeting.

2.	Grant Practices:

a.	Reasonable three-year average burn rate relative to market best practices (shouldn’t exceed 3.5%);

b.	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);

c.	The issuance of performance-based equity to the CEO;

d.	A clawback provision applicable to equity awards; and

e.	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally, vote AGAINST the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ best interests.

Overriding Negative Factors: In addition, vote AGAINST the plan if any of the following unacceptable factors have been identified:

1.	Discretionary or insufficiently limited non-executive director participation;

2.	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;

3.	A history of repricing stock options without shareholder approval (three-year look-back);

4.	The plan is a vehicle for problematic pay practices, or a significant pay-for-performance disconnect under certain circumstances; or

5.	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Plan Cost

Vote AGAINST equity plans if the cost is unreasonable.

Overriding Negative Factors

Plan Amendment Provisions

Vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security-based compensation arrangement, whether or not such approval is required under current regulatory rules:

1.	Any increase in the number of shares reserved for issuance under a plan or plan maximum;

2.	Any reduction in exercise price or cancellation and reissue of options or other entitlements;

3.	Any amendment that extends the term of options beyond the original expiry;

4.	Amendments to eligible participants that may permit the introduction or reintroduction of non- executive directors on a discretionary basis or amendments that increase limits previously imposed on non- executive director participation;

5.	Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes; and

6.	Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

Non- Executive Director (NED) Participation

Discretionary Participation

Vote AGAINST a management equity compensation plan that permits discretionary NED participation.

Limited Participation

Vote AGAINST an equity compensation plan proposal where:

1.	The NED aggregate share reserve under the plan exceeds 1 percent of the outstanding common shares; or

2.	The equity plan document does not specify an annual individual NED grant limit with a maximum value of (i) $100,000 worth of stock options, or (ii) $150,000 worth of shares.

The maximum annual individual NED limit should not exceed $150,000 under any type of equity compensation plan, of which no more than $100,000 of value may comprise stock options.

Individual Grants

Vote AGAINST individual equity grants to NEDs in the following circumstances:

1.	In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting AGAINST the underlying equity compensation plan; and

2.	Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

Employee Stock Purchase Plans (ESPPs, ESOPs)

Vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

1.	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);

2.	Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

3.	Purchase price is at least 80 percent of fair market value with no employer contribution;

4.	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and

5.	The Plan Amendment Provision requires shareholder approval for amendments to:

a.	The number of shares reserved for the plan;

b.	The allowable purchase price discount;

c.	The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, Boston Partners will assess the SVT cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Management Deferred Share Unit (DSU) Plans

Vote FOR deferred compensation plans if:

1.	SVT cost of the plan does not exceed the company’s allowable cap;

2.	If the SVT cost cannot be calculated, potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

3.	NED participation is acceptably limited or the plan explicitly states that NEDs may only receive DSUs in lieu of cash in a value for value exchange (please refer to Overriding Negative Factors/NED Participation above);

4.	The plan amendment provisions require shareholder approval for any amendment to:

5.	Increase the number of shares reserved for issuance under the plan;

6.	Change the eligible participants that may permit the introduction or reintroduction of non- executive directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;

7.	Amend the plan amendment provisions.

In addition, for Canada Venture Listed Companies, vote FOR deferred compensation plans if:

1.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

2.	The average annual burn rate is no more than 3.5 percent per year (generally averaged over most recent three-year period and rounded to the nearest whole number for policy application purposes.

Non- Executive Director (NED) Deferred Share Unit (DSU) Plans

Vote FOR a NED deferred compensation plan if:

1.	DSUs may ONLY be granted in lieu of cash fees on a value for value basis (no discretionary or other grants are permitted), and

2.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

Vote FOR NED deferred compensation plans that permit discretionary grants (not ONLY in lieu of cash fees) if:

1.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

2.	If the plan includes a company matching or top-up provision, the SVT cost of the plan does not exceed the company’s allowable cap;

3.	NED participation is acceptably limited (please refer to Overriding Negative Factors/NED Participation above);

4.	The plan amendment provisions require shareholder approval for any amendment to:

a.	Increase the number of shares reserved for issuance under the plan; Change the eligible participants that may permit the introduction or reintroduction of non- executive directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;

b.	Amend the plan amendment provisions.

5.	In addition, for Canada Venture Listed Companies, vote FOR deferred compensation plans if the average annual burn rate is no more than 3.5 percent per year (generally averaged over most recent three-year period and rounded to the nearest whole number for policy application purposes.

Other elements of director compensation evaluated in conjunction with DSU plan proposals include:

1.	Director stock ownership guidelines of a minimum of three times annual cash retainer;

2.	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of board service;

3.	The mix of remuneration between cash and equity; and

4.	Other forms of equity-based compensation, i.e. stock options, restricted stock.

Problematic Director Compensation Practices

On a CASE-BY-CASE basis, generally vote WITHHOLD for members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non- executive director’s independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

1.	Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board’s rationale for the inducement grant);

2.	Performance-based equity grants to non- executive directors which could pose a risk of aligning directors’ interests away from those of shareholders and toward those of management; and

3.	Other significant problematic practices relating to director compensation.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for shareholder proposals targeting executive and director pay, taking into account the target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.

Vote FOR shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

Shareholder Advisory Vote Proposals

Vote FOR shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

Vote AGAINST shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

Supplemental Executive Retirement Plan (SERP) Proposals

Vote AGAINST shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

1.	Inclusion of equity-based compensation in the pension calculation;

2.	Inclusion of excessive bonus amounts in the pension calculation;

3.	Addition of extra years’ service credited in other than exceptional circumstances and without compelling rationale;

4.	No absolute limit on SERP annual pension benefits (ideally expressed in dollar terms);

5.	No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk,” as well as whether bonus payouts can exceed 100 percent of base salary.

CHINA AND HONG KONG

I.     Board of Directors

Voting for Director Nominees in Uncontested Elections (Hong Kong)

Independence and Composition

Boston Partners applies a five-year cooling off period to former employees or executives when determining nominee independence in Hong Kong.

Generally, vote FOR the re/election of directors unless:

1.	The nominee has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

2.	Any non-independent director nominees where the board is less than one-third independent[4];

3.	The nominee is an executive director serving on the audit committee;

4.	The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;

5.	The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee (except for a non-independent director serving as chairman of the nomination committee who also serves as the chairman of the board)

6.	There is a conflict of interest with the resolution(s) to be discussed in the board or committee meeting

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote AGAINST if:

1.	The nominee is an executive director and the board is not majority independent;

2.	The nominee is a non-independent chairman of the board.

[4]	Not applicable if the lack of board independence is due to the immediate retirement, abrupt resignation, or death of an independent non-executive director, provided that the company mentioned or announced a definite timeline of up to three months for the appointment of a new independent non-executive director to have adequate level of board independence.

Boston Partners will consider an independent non-executive director non-independent if such director serves as a director for more than nine years, and the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director’s true level of independence.

Generally, Boston Partners will vote FOR the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

II.      Remuneration

Director Remuneration

Generally, vote FOR resolutions regarding directors’ and supervisors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Equity-based Compensation

A-share Stock Option Schemes and Performance Share Schemes

Vote AGAINST a stock option and/or performance share scheme if:

1.	Pricing Basis – The plan permits the exercise price of the stock options and/or grant price of the performance shares to be set at an unreasonable price compared to the market price without sufficient justification;

2.	Dilution – The maximum dilution level for the scheme exceeds 10 percent of issued capital; or of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, Boston Partners will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;

3.	Performance benchmark – The scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year. The rationale is that the company’s financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options and/or performance shares to that year’s financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached); or

4.	Incentive plan administration – Directors eligible to receive options and/or performance shares under the scheme are involved in the administration of the scheme are involved in the administration of the scheme.

Additionally, in Hong Kong, generally vote FOR an equity-based compensation plan unless:

1.	The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. In addition, Boston Partners will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

2.	The plan permits options to be issued with an exercise price at a discount to the current market price; or

3.	Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.

Employee Stock Purchase Plans

Generally, vote FOR employee stock purchase plans (ESPPs) unless any of the following applies:

1.	The total stock allocated to the ESPP exceeds 10 percent of the company’s total shares outstanding at any given time;

2.	The share purchase price is less than 90 percent of the market price (calculated as the average trading price 20 trading days prior to the pricing reference date pursuant to the CSRC’s guidelines on private placements) when the share purchase is conducted solely through private placement;

3.	The company’s significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;

4.	The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or

5.	The ESPP contains any other terms that are deemed disadvantageous to shareholders.

III. Capital Raising

Share Issuance Requests

Vote CASE-BY-CASE on share issuance request, with reference to the identity of the placees, the use of proceeds, and the company’s past share issuance requests.

For Hong Kong, generally vote FOR the general share issuance mandate for companies that:

1.	Limit the issuance request to 10 percent or less of the relevant class of issued share capital;

2.	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

3.	Have no history of renewing the general issuance mandate several times within a period of one year which may result in the share issuance limit exceeding 10 percent of the relevant class of issued share capital within the 12-month period.

Share Repurchase Plans (Repurchase Mandate) (Hong Kong)

Generally, vote FOR resolutions seeking for share repurchase mandate.

Reissuance of Shares Repurchased (Share Reissuance Mandate) (Hong Kong)

Generally, vote FOR the share reissuance mandate for companies that:

1.	Limit the aggregate issuance request – that is, for the general issuance mandate and the share reissuance mandate combined – to 10 percent or less of the relevant class of issued share capital;

2.	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

3.	Have no history of renewing the general issuance mandate several times within a period of one year.

A-share Private Placement Issuance Requests (Hong Kong)

Vote CASE-BY-CASE on share issuance requests, with reference to the identity of the places, the use of proceeds, and the company’s past share issuance requests.

Adjustments of Conversion Price of Outstanding Convertible Bonds

Generally, vote AGAINST the downward adjustment of the conversion price of A-share convertible bonds unless the proposed adjusted conversion price is deemed reasonable given the company’s justification; and the company is under extraordinary circumstances, such as liquidation or debt restructuring process due to financial distress.

Debt Issuance Request/Increase in Borrowing Powers

Vote CASE-BY-CASE on non-convertible debt issuance requests, proposals to approve the specific pledging of assets for debt and increases in borrowing power. Generally, vote FOR such requests if:

1.	The size of the debt being requested is disclosed;

2.	A credible reason for the need for additional funding is provided;

3.	Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and

4.	There are no significant causes for shareholder concerns regarding the terms and conditions of the debt.

A vote AGAINST will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

For the issuance of convertible debt instruments, as long as the maximum number of common shares that could be issued upon conversion is acceptable on equity issuance requests, a vote FOR will be warranted. Boston Partners will vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Moreover, where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such a proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

1.	The proposed maximum amount is more than twice the company’s total debt;

2.	It could result in the company’s debt-to-equity ratio exceeding 300 percent (for non-financial companies); and

3.	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

If data on the normal level of debt in that particular industry or market is not available, only the company-specific information will be considered.

For Hong Kong, for proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. If the proposal grants excessive authority to the board or management, vote AGAINST.

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, Boston Partners takes into account the terms of the proposed debt issuance, the company’s overall debt level, and the company’s justification for the pledging of assets.

Boston Partners will vote AGAINST specific requests to pledge an asset in cases where no information regarding the size of the debt to be raised is disclosed, no credible explanation for the need of funding is provided, no details regarding the assets to be pledged are disclosed, or in extreme cases where shareholders’ rights and economic interests could be negatively affected.

Provision of Guarantees/ Loan Guarantee Requests

Vote CASE-BY-CASE on proposals to provide loan guarantees for subsidiaries, affiliates, and related parties. Generally, vote AGAINST the provision of a guarantee where:

1.	The identity of the entity receiving the guarantee is not disclosed;

2.	The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

3.	The guarantee is provided to an entity in which the company’s ownership stake is less than 75 percent; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

IV.    Amendments to Articles of Association/ Company By-laws

Communist Party Committee

Generally, vote AGAINST proposals for article and/or by-law amendments regarding Party Committees where the proposed amendments lack transparency or are not considered to adequately provide for accountability and transparency to shareholders.

Other Article of Association/By-law Amendments

Vote CASE-BY-CASE on Articles of Association/bylaw amendments.

In China, generally, vote FOR by-law amendments if:

1.	They are driven by regulatory changes and are technical in nature; or

2.	They are meant to update company-specific information in the by-laws such as registered capital, address, and business scope, etc.

Generally, vote AGAINST the amendments if:

1.	The company has failed to provide either a comparison table or a summary of the proposed amendments; or

2.	The amendments include the increase in the decision authority which is considered excessive and the company fails to provide a compelling justification.

Vote CASE-BY-CASE on the adoption of new constitutional document with no previous reference.

V.   Related Party Transactions

Loan Financing Requests

Vote CASE-BY-CASE on loans and financing proposals.

In assessing requests for loan financing provided by a related party:

1.	Boston Partners will examine stated uses of proceeds, the size or specific amount of the loan requested, and the interest rate to be charged. Boston Partners also gives importance to, and seeks disclosure on, the specific relation of the party providing the loan to the company.

In assessing requests to provide loan financing to a related party:

1.	Boston Partners will examine stated uses of proceeds, the size or specific amount of the loan requested, and interest rates to be charged. Boston Partners also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan by the company.

2.	Boston Partner will generally vote AGAINST the provision of loans to clients, controlling shareholders, and actual controlling persons of the company.

3.	Boston Partners will generally vote AGAINST the provision of loans to an entity in which the company’s ownership stake is less than 75 percent and the financing provision is not proportionate to the company’s equity stake.

Group Finance Companies

Vote AGAINST requests to deposit monies with a group finance company.

VI.      Proposals to Invest in Financial Products Using Idle Funds

Vote on proposals to invest in financial products using idle funds on a CASE-BY-CASE basis. Key factors for evaluating such requests include:

1.	Any known concerns with previous investments;

2.	The amount of the proposed investment relative to the company’s assets;

3.	Disclosure of the nature of the products in which the company proposes to invest; and

4.	Disclosure of associated risks of the proposed investments and related risk management efforts by the company.

Generally, vote FOR such proposals unless the company fails to provide sufficient information to enable a meaningful shareholder or there are significant concerns with the company’s previous similar investments.

CONTINENTAL EUROPE

Applies to: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland. Also applies to the United Kingdom and Ireland to the extent policies are shared. For specific United Kingdom and Ireland policies, please see that section of the Policy.

I. Operational Items

Appointment of Auditors and Auditor Fees

Generally vote FOR proposals to (re)appoint auditors and/or proposals authorizing the board to fix auditor fees, unless:

5.	The name of the proposed auditors has not been published;

6.	There are serious concerns about the effectiveness of the auditors;

7.	The lead audit partner(s) has been linked with a significant auditing controversy;

8.	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

9.	The lead audit partner(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

10.	The auditors are being changed without explanation;

11.	Fees for non-audit services exceed either 100 percent of standard audit related fees or any stricter limit set in local best practice recommendations or law; or

12.	The auditor has been engaged for more than 10 years without a public tender, or for more than 20 years (24 years in case of a joint audit) following a public tender after 10 years, for companies listed on a regulated market. A public commitment to conduct a tender process will be considered a mitigating factor.

Approval of Non-financial Information Statement/ Report

Generally, vote FOR the approval of mandatory non-financial information statement/report, unless the independent assurance services provider has raised material concerns about the information presented.

II.      Director Elections

Non-Contested Director Elections

Boston Partners may vote AGAINST proposals due to concerns related to at least one of the following specific factors, which are presented below as separate subsections.

Director Terms

1.	Generally, vote AGAINST the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

2.	Vote AGAINST article amendment proposals to extend board terms.

Bundling of Proposals to Elect Directors

1.	Directors should be elected individually.

2.	For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland*, Romania, Slovakia, Slovenia, and Spain vote AGAINST the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

●	* Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.

Board Independence

Boston Partners applies a five-year cooling off period to former executives when determining nominee independence in Continental Europe.

Widely-held Controlled Companies and Non widely-held Companies

Generally, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Widely-held Non-controlled Companies

Generally, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if fewer than 50 percent of the board members elected by shareholders– excluding, where relevant, employee shareholder representatives – would be independent (Portugal is excluded from this provision); or fewer than one-third of all board members would be independent.

Disclosure of Names of Nominees

Vote AGAINST the election or reelection of any and all director nominees when the names of the nominees are not available.

Election of a Former CEO as Chairman of the Board

Generally, vote AGAINST the (re)election of a former CEO to the supervisory board or board of directors in Germany, Austria, and the Netherlands if the former CEO is to be chair of the relevant board.

Companies are expected to confirm prior to the general meeting that the former CEO will not be (re)appointed as chair of the relevant board.

Given the importance of board leadership, Boston Partners may consider that the chair of the board should be an independent non-executive director.

Voto di Lista (Italy)

Boston Partners will vote CASE-BY-CASE.

One Board Seat per Director

1.	In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote AGAINST the election/reelection of such legal entities and in favor of the physical person.

2.	If the representative of the legal entity holds the position of CEO, generally vote in favor of the legal entity and AGAINST the election/reelection of the physical person.

Composition of Committees

1.	For widely held companies, generally vote AGAINST the (re)election of any non-independent members of the audit committee if:

a.	Fewer than 50 percent of the audit committee members, who are elected by shareholders– excluding, where relevant, employee shareholder representatives – would be independent; or

b.	Fewer than one-third of all audit committee members would be independent.

For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.

2.	Generally, vote AGAINST the election or reelection of the non-independent member of the audit committee designated as chairman of that committee.

3.	For widely held companies generally vote AGAINST the (re)election of any non-independent members of the remuneration committee if:

a.	Fewer than 50 percent of the remuneration committee members, who are elected by shareholders– excluding, where relevant, employee shareholder representatives – would be independent; or

b.	Fewer than one-third of all remuneration committee members would be independent.

For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.

4.	Generally, vote AGAINST the (re)election of executives who serve on the company’s audit or remuneration committee. Boston Partners may vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, Boston Partners may consider that the entire board fulfills the role of a committee. In such case, Boston Partners may vote AGAINST the executives, including the CEO, up for election to the board.

5.	Composition of Nominating Committee (Finland, Iceland, Sweden, and Norway)

a.	Vote FOR proposals in Finland, Iceland, Norway, and Sweden to elect or appoint a nominating committee consisting mainly of non-board members.

b.	Vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

c.	Vote AGAINST proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.

d.	Vote AGAINST proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

I.	A member of the executive management would be a member of the committee;

II.	More than one board member who is dependent on a major shareholder would be on the committee; or

III.	The chair of the board would also be the chair of the committee.

e.	In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote AGAINST the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

Boston Partners will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend by-laws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

Boston Partners will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

Vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

Board Gender Diversity

Generally, vote AGAINST the chair of the nomination committee (or other directors on a CASE-BY-CASE basis) if:

1.	The underrepresented gender accounts for less than 30 percent (or any higher domestic threshold) of shareholder-elected directors of a widely held company Excluding, where relevant, employee shareholder representatives.[5]

2.	Both genders are not represented on the board of a non-widely-held company.

Mitigating factors may include:

1.	Compliance with the relevant standard at the preceding annual meeting and a firm commitment, publicly available, to comply with the relevant standard within a year; or

2.	Other relevant factors as applicable.

Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote CASE-BY-CASE on corporate assembly and committee of representative elections based on the board of directors’ compliance with Boston Partners’ director election policy.

III. Capital Structure

Share Issuance Requests

General Issuances

Vote FOR issuance authorities with pre-emptive rights to a maximum of 50 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote FOR issuance authorities without pre-emptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

These thresholds are mutually exclusive. When calculating the defined limits, all authorized and conditional capital authorizations are considered, including existing authorizations that will remain valid beyond the concerned shareholders’ meeting.

For French Companies

Vote FOR general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

[5]	In France, when employees exceed a given shareholding threshold in the company, they must be represented by employee shareholder representative(s) on the [supervisory] board.

Generally, vote FOR general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote FOR to be warranted.

Increases in Authorized Capital

Vote for proposals to increase authorized capital on a CASE-BY-CASE basis if such proposals do not include the authorization to issue shares from the (pre-)approved limit.

In case the proposals to increase authorized capital include the authorization to issue shares according to the (pre-) approved limit without obtaining separate shareholder approval, the general issuance policy applies.

IV. Compensation

Executive Compensation-related Proposals

Boston Partners will generally vote AGAINST a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.	Provide shareholders with clear and comprehensive compensation disclosures:

a.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;

b.	The level of disclosure of the proposed compensation policy and remuneration report shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

i.	Remuneration report disclosure is expected to include amongst others: amounts paid to executives, alignment between company performance and payout to executives, disclosure of variable incentive targets and according levels of achievement and performance awards made, after the relevant performance period (ex-post), and disclosure and explanation of use of any discretionary authority or derogation clause by the board or remuneration committee to adjust pay outcomes.

ii.	Companies are expected to provide meaningful information regarding the average remuneration of employees of the company, in a manner which permits comparison with directors’ remuneration.

c.	Companies shall adequately disclose all elements of the compensation, including:

i.	Any short- or long-term compensation component must include a maximum award limit.

ii.	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

iii.	Discretionary payments, if applicable.

iv.	The derogation policy, if applicable, which shall clearly define and limit any elements (e.g., base salary, STI, LTI, etc.) and extent (e.g., caps, weightings, etc.) to which derogations may apply.

2.	Maintain appropriate pay structure with emphasis on long-term shareholder value:

a.	The structure of the company’s short-term incentive plan shall be appropriate.

b.	The compensation policy must notably avoid guaranteed or discretionary compensation.

c.	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

i.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Boston Partners’ General Policy for equity-based plans; and

ii.	For awards granted to executives, generally require a clear link between shareholder value and awards, and stringent performance-based elements.

d.	The balance between short- and long-term variable compensation shall be appropriate. The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s).

3.	Avoid arrangements that risk “pay for failure”:

a.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation).

i.	There shall be a clear link between the company’s performance and variable incentives. Financial and non-financial conditions, including ESG criteria, are relevant as long as they reward an effective performance in line with the purpose, strategy, and objectives adopted by the company.

ii.	There shall not be significant discrepancies between the company’s performance, financial and non-financial and real executive payouts.

iii.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

iv.	Significant pay increases shall be explained by a detailed and compelling disclosure.

b.	Termination payments (any payment linked to early termination of contracts for executive or managing directors, including payments related to the duration of a notice period or a non-competition clause included in the contract) must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

c.	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

4.	Maintain an independent and effective compensation committee:

a.	No executives may serve on the compensation committee.

b.	In certain markets the compensation committee shall be composed of a majority of independent members.

c.	Compensation committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance.

In addition, Boston Partners will generally vote AGAINST a compensation-related proposal if such proposal is in breach of any other Boston Partners’ voting policy.

Non-Executive Director Compensation

Though always seeking to avoid inappropriate pay to non-executive directors, Boston Partners will generally vote FOR proposals to award cash fees to non-executive directors, and will otherwise vote AGAINST where:

1.	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

2.	Proposed amounts are excessive relative to other companies in the country or industry.

3.	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

4.	Proposals provide for the granting of stock options, performance-based places compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.

5.	Proposals introduce retirement benefits for non-executive directors.

Boston Partners will vote on a CASE-BY-CASE basis where:

1.	Proposals include both cash and share-based components to non-executive directors.

2.	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

Boston Partners will generally vote FOR equity-based compensation proposals of the like if the plan(s) is (are) in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

1.	The volume of awards (to be) transferred to participants under all outstanding plans must not be excessive.

2.	Awards must not exceed:

a.	5 percent of a company’s issued share capital. This number can be up to 10 percent for high-growth companies or particularly well-designed plans (e.g., with challenging performance criteria, extended vesting/performance period, etc.);

b.	The plan(s) must be sufficiently long-term in nature/structure: the vesting of awards (i) must occur no less than three years from the grant date, and (ii) if applicable, should be conditioned on meeting performance targets that are measured over a period of at least three consecutive years;

c.	If applicable, performance criteria must be fully disclosed, measurable, quantifiable, and long-term oriented;

d.	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

Compensation-Related Voting Sanctions

Should a company be deemed:

●	To have egregious remuneration practices;

●	To have failed to follow market practice by not submitting expected resolutions on executive compensation; or

●	To have failed to respond to significant shareholder dissent on remuneration-related proposals;

an adverse vote could be applied to any of the following on a CASE-BY-CASE basis:

1.	The (re)election of the chair of the remuneration committee or, where relevant, any other members of the remuneration committee;

2.	The reelection of the board chair;

3.	The discharge of directors; or

4.	The annual report and accounts.

Other adverse recommendations under existing remuneration proposals (if any) should also be considered.

Stock Option Plans – Adjustment for Dividend (Nordic Region)

Vote AGAINST stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward. This includes one or a combination of the following:

1.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;

2.	Having significantly higher expected dividends than actual historical dividends;

3.	Favorably adjusting the terms of existing options plans without valid reason; and/or

4.	Any other provisions or performance measures that result in undue award.

Boston Partners will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally, vote AGAINST if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

Boston Partners considers the following factors when evaluating share matching plans:

1.	For every share matching plan, Boston Partners requires a holding period.

2.	For plans without performance criteria, the shares must be purchased at market price.

3.	For broad-based share matching plans directed at all employees, Boston Partners accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.

4.	In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with Boston Partners guidelines.

V. Other Items

Antitakeover Mechanisms

For the Netherlands, votes regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis. In general, Boston Partners will vote FOR protective preference shares (PPS) only if:

1.	The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning Boston Partners’ guidelines and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

3.	The issuance authority is for a maximum of 18 months;

4.	The board of the company-friendly foundation is fully independent;

5.	There are no priority shares or other egregious protective or entrenchment tools;

6.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.	The foundation buying the PPS does not have as a statutory goal to block a takeover; and

8.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

For French companies listed on a regulated market, generally vote AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

Authority to Reduce Minimum Notice Period for Calling a Meeting

A FOR vote to approve the “enabling” authority proposal would be on the basis that Boston Partners would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, annual general meetings, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-days’ notice, Boston will generally vote FOR a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, Boston Partners would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, Boston Partners would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first annual general meeting at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal Boston Partners will take into consideration the company’s use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, Boston Partners will consider a vote AGAINST the enabling authority for the coming year.

Auditor Report Including Related Party Transactions (France)

Boston Partners will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

1.	Director Remuneration

2.	Consulting Services

3.	Liability Coverage

4.	Certain Business Transactions

In general, Boston Partners expects companies to provide the following regarding related-party transactions:

1.	Adequate disclosure of terms under listed transactions (including individual details of any consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);

2.	Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders’ best interests;

3.	Fairness opinion (if applicable in special business transactions); and

4.	Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, Boston Partners will vote AGAINST these proposals.

EUROPE, THE MIDDLE EAST, AND AFRICA

Applies to: Markets in South-Eastern Europe and the Near East; Albania, Bahrain, Belarus, Bosnia, Botswana, Burkina Faso, Egypt, Gabon, Georgia, Ghana, Ivory Coast, Jordan, Kenya, Kosovo, Kuwait, Lebanon, Macedonia, Malawi, Mauritius, Montenegro, Morocco, Namibia, Nigeria, Oman, Qatar, Rwanda, Saudi Arabia, Senegal, Tanzania, Togo, Tunisia, Turkey, Ukraine, Uganda, United Arab Emirates, Zambia, and Zimbabwe. Also applies to Russia and Kazakhstan, and Israel to the extent policies are shared. For specific Russia and Kazakhstan, and Israel policies, please see those sections of the Policy.

I. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

1.	There are concerns about the accounts presented or audit procedures used; or

2.	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Generally, vote for approval of the corporate governance and/or the board report, unless information about corporate governance practices to be included in those reports has not been publicly disclosed by the company in a timely manner.

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless: for widely-held companies, fees (if disclosed) for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

Donations

Vote FOR proposals seeking the approval of donations for the fiscal year under review unless:

1.	The amount of donations for the fiscal year in review is not publicly available at the time of analysis; or

2.	There are controversies surrounding the company's use of donations.

Vote FOR proposals seeking the approval of donations for the upcoming fiscal year unless:

1.	The company does not provide a cap for the amount of future donations, and there is no disclosure regarding donations being made under the fiscal year in review; or

2.	There are controversies surrounding the company's use of donations.

II. Board of Directors

Board Independence

Boston Partners applies a five-year cooling off period to former executives when determining nominee independence in Europe, the Middle East, and Africa.

If a nominee cannot be categorized, Boston Partners will consider that nominee as non-independent and include that nominee in the calculation of overall board independence.

Generally, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if overall board independence is less than one-third, excluding, where relevant, employee shareholder representatives.

Vote FOR (AGAINST) employee or labor representatives if they sit on either the audit or compensation committee and are (not) required by law to be on these committees.

Committee Independence

Vote AGAINST proposals seeking the election of non-independent members of the audit committee if:

1.	Fewer than one-third of all audit committee members[6] excluding, where relevant, employee shareholder representatives, would be independent; or

2.	A non-independent member is being presented for election or reelection as the audit committee chair.

This policy applies to bundled and unbundled items.

For companies incorporated in Turkey, vote AGAINST the (re)election of any non-independent members of the audit committee.

Vote AGAINST the (re)election of executives who serve on the company’s audit committee. Vote AGAINST if the disclosure is insufficient to determine whether an executive serves or will serve on the audit committee. If Boston Partners believes the entire board fulfills the audit committee role, vote AGAINST any executives, including the CEO.

For Nigerian companies, vote FOR the election of shareholders' representatives as members of the statutory audit committee unless the names of the proposed candidates are not publicly disclosed in a timely manner or there are specific concerns about the candidates.

[6]	For Saudi Arabian companies, Boston Partners will include external (non-board members) nominees in the assessment of the audit committee's level of independence.

Cumulative Voting System

When directors are elected through a cumulative voting system, or when the number of nominees exceeds the number of board vacancies vote CASE-BY-CASE on directors, taking into consideration additional factors to identify the nominees best suited to add value for shareholders.

Generally, ABSTAIN votes from all candidates if the disclosure provided by the company is not sufficient to allow the assessment of independence and the support of all proposed candidates on equal terms.

If the disclosure is sufficient to allow an assessment of the independence of proposed candidates, generally vote in favor of the following types of candidates:

1.	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates.

2.	Candidates whose professional background may have the following benefits:

a.	Increasing the diversity of incumbent directors ' professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevant factors).

b.	Bringing to the current board of directors relevant experience in areas linked to the company's business, evidenced by current or past board memberships or management functions at other companies.

3.	Incumbent board members and candidates explicitly supported by the company's management.

III. Capital Structure

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

IV. Compensation

Vote FOR proposals to award cash fees to non-executive directors unless:

1.	The board fees paid for the fiscal year under review are not disclosed in a timely manner;

2.	The proposed amounts are excessive relative to similarly sized companies in the same market/sector, with no justification provided by the company; or

3.	There is significant concern on the company's past practices regarding directors' remuneration.

In case there is a significant increase in fees with limited or no justification, vote on the proposal on a CASE-BY-CASE basis.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Remuneration Policy/Report

Vote CASE-BY-CASE on compensation related-proposal including both non-executive and executive directors (or executive directors only) taking into account the following factors:

1.	Information on compensation-related proposals shall be made publicly available in a timely manner;

2.	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local best market practice standards dictate;

3.	Companies shall adequately disclose all elements of the compensation, including any short- or long-term compensation component.

When assessing a company's remuneration policy and/or report, generally vote AGAINST if the level of disclosure around the policy and/or the application of the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, vote FOR the approval of the executive remuneration policy and/or the remuneration report on a CASE-BY-CASE approach paying particular attention as to whether the proposed policy and/ or amendments are aligned with shareholders’ interest.

V. Other Items

Related-Party Transactions

In the case of Nigerian companies, vote FOR proposals relating to renewal of the general mandate for the company to enter into recurrent transactions with related parties necessary for its day-to-day operations in the absence of any concerns with the related party transactions concluded pursuant to the general mandate.

INDIA

I.          Board of Directors

Executive Appointment

Vote FOR executive appointment and remuneration proposals, unless there is evidence of problems in the past or significant concerns with the individual’s qualifications, proposed remuneration, or performance or the position.

Election of Directors

Accountability

Generally, vote AGAINST directors who are not liable to retire by rotation and whose continuation on the board will not be subject to shareholder review and approval going forward.

Composition

Separation of Roles of Chair and CEO

For the NIFTY 500 and BSE 500 companies, vote AGAINST the board chair and the chair of the nomination committee (or a senior member of the nomination committee on a CASE-BY-CASE basis) up for reelection, if there is no separation of roles between the CEO and chairperson, as required under the applicable regulations.

II.        Remuneration

Director Commission and Executive Compensation

Fees for Non-executive Directors

For aggregate non-executive director remuneration, generally, vote FOR resolutions regarding director fees unless there is a clear indication that directors are being rewarded for poor performance, or the fees are excessive relative to fees paid by other companies of similar size.

For individual non-executive director remuneration, vote on a case-to-case basis depending on the role and contribution of the concerned director, company performance, the quantum of proposed remuneration, peer benchmarking, and the overall pay structure.

Executive Compensation

Generally, vote AGAINST the payment of remuneration in excess of the minimum remuneration and the waiver of recovery of excess remuneration paid to executives in the event of loss or inadequate profit unless compelling justification is provided in support of the proposal.

Any increases in total remuneration for executives should not be out of line with general increases at the company. Vote CASE-BY-CASE on executive compensation proposals considering whether:

1.	Quantum of pay and proposed hike is reasonable and commensurate with the size and scale of company;

2.	Past remuneration has been aligned with performance;

3.	Pay is benchmarked to industry/market peers;

4.	Pay as a multiple of median employee pay is reasonable;

5.	The proposed pay structure has sufficient degree of variable pay;

6.	Terms of LTIP/stock option plans are disclosed;

7.	The award levels for the different components of variable pay are clearly defined and capped;

8.	Performance conditions have been stated;

9.	Malus/clawback/deferred pay provisions are in place; and

10.	The board has unreasonable level of discretion and flexibility in deciding the final pay.

Equity Compensation Plans

Generally, vote FOR option plans and restricted share plans.

Vote AGAINST an option plan if:

1.	The maximum dilution level for the plan exceeds:

a.	5 percent of issued share capital for a mature company (this may be increased to 10 percent if the plan includes other positive features such as a challenging performance criteria and meaningful vesting periods as these partially offset dilution concerns by reducing the likelihood that options will become exercisable or performance shares are issued unless there is a clear improvement in shareholder value);

b.	10 percent for a growth company; or

2.	The plan permits options to be issued with an exercise price at a discount to the current market price.

Vote AGAINST a restricted share plan if:

1.	The maximum dilution level for the plan exceeds 5 percent of issued share capital for a mature company or 10 percent for a growth company; or

2.	The plan does not include a challenging performance criteria and meaningful vesting periods to partially offset dilution concerns by reducing the likelihood that performance shares are issued unless there is a clear improvement in shareholder value.

III.    Share Issuance Requests

Preferential Issuance Requests and Preferential Issuance of Warrants

Vote CASE-BY-CASE on requests for preferential issuance (private placements) and issuance of preferential warrants.

Specific Issuance Requests

Vote CASE-BY-CASE on issuances of shares for specific purposes.

IV.        Debt Issuance Requests

Debt Related Proposals

In evaluating debt-related proposals, consider the following factors:

1.	Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?

2.	Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

3.	Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

4.	The company’s financial position: What is the company’s current leverage and how does that compare to its peers?

5.	The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company’s ability to realize opportunities?

A distinction should be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity.

Increase in Borrowing Powers

Vote FOR proposals to approve increases in a company’s borrowing powers if:

1.	The size of the debt being requested is disclosed;

2.	A credible reason for the need for additional funding is provided;

3.	The potential increase in debt is not excessive; and

4.	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For non-financial companies, the following criteria are used to assess whether the potential increase in debt is considered excessive:

1.	The proposed maximum amount is more than twice the company’s total debt;

2.	It could result in the company’s debt-to-equity ratio, or gearing level, exceeding 300 percent; and

3.	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

Generally, vote FOR debt-related proposals of financial companies taking into account the current financial standing of the company, including but not limited to:

1.	The capital adequacy to risk (weighted) assets; or

2.	Capital adequacy ratio vis-à-vis the regulatory norm;

3.	Revenue growth; and

4.	Asset base.

Pledging of Assets for Debt

Vote FOR proposals to approve the specific pledging of assets for debt if:

1.	The size of the debt being requested is disclosed;

2.	A credible reason for the need for additional funding is provided;

3.	Details regarding the assets to be pledged are disclosed; and

4.	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. Vote AGAINST proposals that grant excessive authority to the board or management.

Financial Assistance

Vote CASE-BY-CASE on requests for financial assistance. Generally, vote AGAINST the provision of a guarantee where:

1.	The identity of the entity receiving the guarantee is not disclosed;

2.	The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or

3.	The guarantee is provided to an entity in which the company’s ownership stake is less than 75 percent; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, generally vote FOR the request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

V.        Miscellaneous

Accept Financial Statements and Statutory Reports

Generally, vote FOR the approval of financial statements and statutory reports, unless:

1.	There are concerns about the accounts presented or audit procedures used; or

2.	There has been an accounting fraud or materials misstatement during the year.

Acceptance of Deposits

Generally, vote AGAINST proposals to accept deposits from shareholders and/or the public, unless there are no significant causes for shareholder concern regarding the terms and conditions of the deposit. Sufficient information regarding the deposits must be disclosed, including:

1.	Justification for the need for additional funding; and

2.	The interest rate offered, which must not exceed the interest rate prescribed by the Reserve Bank of India (RBI) for acceptance of deposits by non-banking financial companies (NBFCs).

Charitable Donations

Vote AGAINST proposed charitable donations, unless:

1.	Adequate disclosure on the rationale for the donation and exact term of the authority are provided in the meeting materials, and

2.	The party receiving the charitable donation is an independent third party.

Increase in Foreign Shareholding Limit

Vote FOR requests for increases in foreign shareholder limits, unless there are outstanding issues concerning the company.

ISRAEL

I. Operational Items

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless: There are serious concerns about the procedures used by the auditor; There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company; The name(s) of the proposed auditors has not been published; The auditors are being changed without explanation; Fees for non‐audit services exceed standard annual audit‐related fees (only applies to companies listed on any country main index); Audit fees are undisclosed; or Audit fees are being reported together with tax/other fees.

II. Compensation

Executive Compensation-related Proposals

Boston Partners will generally vote AGAINST a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.	Provide shareholders with clear and comprehensive compensation disclosures:

a.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;

b.	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

c.	Companies shall adequately disclose all elements of the compensation, including:

i.	Any short- or long-term compensation component must include a maximum award limit.

ii.	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

iii.	Discretionary payments, if applicable.

2.	Maintain appropriate pay structure with emphasis on long-term shareholder value:

a.	The structure of the company’s short-term incentive plan shall be appropriate.

b.	The compensation policy must notably avoid guaranteed or discretionary compensation.

c.	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

i.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Boston Partners’ General Policy for equity-based plans; and

ii.	For awards granted to executives, generally require a clear link between shareholder value and awards, and stringent performance-based elements.

d.	The balance between short- and long-term variable compensation shall be appropriate. The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s).

3.	Avoid arrangements that risk “pay for failure”:

a.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation).

i.	There shall be a clear link between the company’s performance and variable awards.

ii.	There shall not be significant discrepancies between the company’s performance and real executive payouts.

iii.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

iv.	Significant pay increases shall be explained by a detailed and compelling disclosure.

b.	Termination payments (any payment linked to early termination of contracts for executive or managing directors, including payments related to the duration of a notice period or a non-competition clause included in the contract) must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

c.	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

4.	Maintain an independent and effective compensation committee:

a.	No executives may serve on the compensation committee.

b.	In certain markets the compensation committee shall be composed of a majority of independent members.

c.	Compensation committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance.

In addition, Boston Partners will generally vote AGAINST a compensation-related proposal if such proposal is in breach of any other Boston Partners’ voting policy.

Non-Executive Director Compensation

Though always seeking to avoid inappropriate pay to non-executive directors, Boston Partners will generally vote FOR proposals to award cash fees to non-executive directors, and will otherwise vote AGAINST where:

1.	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

2.	Proposed amounts are excessive relative to other companies in the country or industry.

3.	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

4.	Proposals provide for the granting of stock options, performance-based places compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.

5.	Proposals introduce retirement benefits for non-executive directors.

Equity-based Compensation Guidelines

Vote FOR equity- based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value.

Boston Partners will vote AGAINST plans if the three-year average burn rate exceeds 3.5 percent.

JAPAN

I.       Routine Miscellaneous

Income Allocation

Generally, vote FOR approval of income allocation, unless:

1.	Payout ratio is consistently low without adequate justification; or

2.	Payout ratio is too high, potentially damaging financial health.

Election of Statutory Auditors

Generally, vote FOR the election of statutory auditors, unless:

1.	The outside statutory auditor nominee is regarded as non-independent; or

2.	The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or

3.	The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

4.	Egregious actions related to a statutory auditor’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

II.   Election of Directors

Voting on Director Nominees in Uncontested Elections

There are three policies for director elections in Japan: one for companies with a statutory auditor board structure, one for companies with a U.S.-type three committee structure, and one for companies with a board with audit committee structure.

1.	At companies with a statutory auditor structure: vote FOR the election of directors, except:

a)	Top executive(s) at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years), unless an improvement is observed;

b)	For meetings on or after Feb. 1, 2022, top executive(s) at a company that allocates a significant portion (20 percent or more) of its net assets to cross-shareholdings. Exceptions may be considered for cases such as where the top executive has newly joined the company in connection with a bailout or restructuring;

c)	Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors and, for meetings on or after Feb. 1, 2022, at least one-third of the board members will not be outside directors;

d)	Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors and at least one-third of the board members will be independent directors;

e)	Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of FOR), when that proposal is deemed to be in the interest of independent shareholders; or

f)	An outside director nominee who attended less than 75 percent of board meetings during the year under review.

2.	At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote FOR the election of directors, except:

a)	Where an outside director nominee is regarded as non-independent and the board, after the shareholder meeting, is not majority independent;

b)	Top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors; or

c)	Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors and at least one-third of the board members will be independent directors.

3.	At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote FOR the election of directors, except:

a.	Where an outside director nominee who is also nominated as an audit committee member (outside director nominees who are not nominated as audit committee members are not subject to this policy) is regarded as non-independent; or

b.	Top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors.

III.       Article Amendments

Adoption of a U.S.-style Three Committee Board Structure

Generally, vote FOR the adoption of a U.S. style, three-committee board structure.

Adoption of a Board with Audit Committee Structure

Generally, vote FOR an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders’ ability to submit shareholder proposals on income allocation, vote AGAINST the article amendments. Vote CASE-BY-CASE if the board currently has a three-committee structure.

Increase in Authorized Capital

Generally, vote CASE-BY-CASE on this request if the company explicitly provides reasons for the increase.

If the company does not provide reasons for the increase, generally vote FOR proposals to increase authorized capital, unless the increase is intended for a poison pill.

Creation/Modification of Preferred Shares/Class Shares

Generally, vote CASE-BY-CASE on this request.

Repurchase of Shares at Board’s Discretion

Vote CASE-BY-CASE on article amendments to give the board discretionary authority over share repurchases, taking into account the company’s:

1.	Balance sheet conditions;

2.	Capital efficiency and return on equity;

3.	Past share buybacks and dividend payouts;

4.	Board composition;

5.	Shareholding structure; and

6.	Other relevant factors.

Generally, vote AGAINST these amendments if shareholders will lose the ability to submit shareholder proposals on share repurchases.

Allow Company to Make Rules Governing the Exercise of Shareholders’ Rights

Generally, vote AGAINST this change.

Limit Rights of Odd Shareholders

Generally, vote FOR this change.

Amendments Related to Takeover Defenses

Generally, vote FOR this proposal, unless Boston Partners opposes or has opposed the poison pill proposal by itself.

Decrease in Maximum Board Size

Generally, vote FOR this proposal, unless the decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

Supermajority Vote Requirement to Remove a Director

Generally, vote AGAINST proposals seeking a supermajority requirement to remove a director.

Creation of Advisory Positions (Sodanyaku or Komon)

Generally, vote AGAINST amendments to articles of incorporation to create new advisory positions such as “sodanyaku” or “komon,” unless the advisors will serve on the board of directors and thus be accountable to shareholders.

Payment of Dividends at the Board’s Discretion

Generally, vote AGAINST proposals allowing the board to pay dividends at its discretion. However, if the company employs board with committee structure and the proposal would not eliminate shareholders’ ability to submit shareholder proposals on income allocation, vote FOR the article amendments.

Management Buyout Related Amendments

Generally, vote CASE-BY-CASE on management related buyout amendments.

IV. Compensation

Annual Bonuses for Directors/Statutory Auditors

Vote FOR approval of annual bonuses, unless recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Retirement Bonuses

Generally, vote FOR approval of retirement bonuses, unless:

1.	Recipients include outsiders; or

2.	Neither the individual payments nor the aggregate amount of the payments is disclosed; or

3.	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

Generally, vote FOR approval of special payments in connection with abolition of retirement bonus system, unless:

1.	Recipients include outsiders; or

2.	Neither the individual payments nor the aggregate amount of the payments is disclosed; or

3.	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

Generally, vote FOR approval of stock option plans, unless:

1.	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;

2.	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or

3.	The maximum number of options that can be issued per year is not disclosed.

Deep-Discounted Stock Option Plans

Generally, vote FOR approval of deep-discounted stock option plans10, unless:

1.	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or

2.	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or

3.	The maximum number of options that can be issued per year is not disclosed; or

4.	No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

Director Compensation Ceiling

Generally, vote FOR proposals seeking to increase director fees, if:

1.	The specific reason(s) for the increase are explained; or

2.	The company is introducing or increasing a ceiling for performance-based compensation.

Vote CASE-BY-CASE on proposals seeking to increase director fees, taking into account the company’s stock price performance and capital efficiency if:

1.	The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally, vote AGAINST proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

Statutory Auditor Compensation Ceiling

Generally, vote FOR proposals seeking to increase statutory auditor compensation ceiling, unless statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior

KOREA

I. Election of Directors

Director Elections

Independence

Boston Partners applies a five-year cooling off period to former employees or executives when determining nominee independence in Korea.

Vote AGAINST any non-independent director nominees where the board is less than majority-independent (in the case of large companies) or less than 25 percent independent (in the case of small companies).

Composition

For cases where the election of multiple directors are presented as a bundled item, vote AGAINST the entire slate of directors if one of the nominees presents any governance concerns.

Voting on Director Nominees in Contested Elections

Vote CASE-BY-CASE, determining which directors are best suited to add value for shareholders. The analysis will generally be based on, but not limited to, the following major decision factors:

1.	Management’s track record;

2.	Background to the contested election;

3.	Nominee qualifications and any compensatory arrangements;

4.	Strategic plan of dissident slate and quality of the critique against management;

5.	Likelihood that the proposed goals and objectives can be achieved (both slates); and

6.	Stock ownership positions.

II. Audit Related

Election of Audit Committee Member(s)

Vote CASE-BY-CASE on the election of audit committee members. Consider the history of a particular director when deciding whether to vote in favor of his/her (re)election.

For small companies, Boston Partners will vote AGAINST a non-independent director nominee if the audit committee is less than two-thirds independent.

Election of Internal Auditor(s)/ Establishment of Audit Committees

Vote CASE-BY-CASE on the election of internal auditor(s). Consider the history of a particular internal auditor when deciding whether to vote in favor of his or her (re)election.

Under Korean law, small companies are required to appoint at least one internal auditor. These companies may alternatively choose to establish an audit committee. For those small companies which choose to create an audit committee in place of the internal auditor system vote FOR the election of an inside director as an audit committee member only if the company's audit committee, after the election, satisfies the legal requirement.

Generally, vote FOR the establishment of an audit committee as a replacement for the internal auditor system.

III. Capital Structure/Restructuring

Stock Split

Generally, vote FOR stock splits or reverse stock splits unless there is potential dilution impact on existing shareholders as a result of stock split and/or reverse stock split.

Spinoff Agreement

Generally, vote FOR the approval of a spinoff agreement, unless:

1.	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

2.	The company's structure following the spinoff does not reflect good corporate governance;

3.	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or

4.	The company does not provide sufficient information upon request to make an informed voting decision.

5.	There is an accompanying reduction in capital.

Reduction in Capital Accompanied by Cash Consideration

Generally, vote FOR proposals to reduce a company's capital that accompany return of funds to shareholders and are part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately AGAINST all outstanding capital, and therefore do not involve any material change relative to shareholder value.

Reduction in Capital Not Accompanied by Cash Consideration

Generally, vote FOR proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Such proposals are considered to be routine accounting measures.

Merger Agreement, Sales/ Acquisition of Company Assets, and Formation of Holding Company

Generally, vote FOR the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

1.	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

2.	The company's structure following such transactions does not reflect good corporate governance;

3.	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;

4.	The company does not provide sufficient information upon request to make an informed voting decision; and/or

5.	The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

IV. Compensation

Remuneration Cap for Directors

Generally, vote FOR approval of the remuneration cap for directors, unless:

1.	The proposed cap on directors' remuneration is excessive relative to peer companies' remuneration without reasonable justification; or

2.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Remuneration Cap for Internal Auditors

Generally, vote FOR the remuneration cap for internal auditors, unless:

1.	The proposed remuneration cap for internal auditors is excessive relative to peer companies' remuneration caps without reasonable justification; or

2.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase; or

3.	There are serious concerns about the statutory reports presented or audit procedures used.

Stock Option Grants

In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

Under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders' approval retrospectively at the first general meeting after the grant.

Generally, vote FOR stock option grant proposals, unless:

1.	The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

2.	The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amendments to Terms of Severance Payments to Executives

Generally, vote FOR the establishment of, or amendments, to executives' severance payment terms, unless:

1.	The company fails to provide any information in regard to the changes to the terms of severance payments to executives;

2.	The negative provisions proposed in a resolution outweigh any positive ones; and/or

3.	The company proposes to introduce a new clause that is effectively a golden parachute clause.

Stock Option Programs for the Employee Stock Ownership Plan

Generally, vote FOR article amendments to establish stock option programs for the Employee Stock Ownership Plan if:

1.	The company explicitly states that shareholders’ approval will be required for the board to grant stock options to individual members of the employee stock ownership plan pursuant to the Framework Act on Labor Welfare, either prior to the grant or retrospectively at the earliest general meeting; and

2.	The maximum dilution level under the program does not exceed 5 percent of issued capital for a mature company and 10 percent for a growth company.

Golden Parachute Clause

Generally, vote AGAINST proposals to introduce a provision that entitles the company's directors to an excessive level of remuneration in the event that they are dismissed or terminated.

V. Routine/Miscellaneous

Authorizing Board to Approve Financial Statements and Income Allocation

Generally, vote AGAINST proposals to introduce a provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such a clause would potentially take away shareholders' right to approve the company's dividend payment decision without any countervailing benefits.

RUSSIA AND KAZAKHSTAN

I. Operation Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless the financial statements and/or auditor's report are not disclosed or are incomplete.

Appointment of Auditors and Auditor Fees

For widely-held companies, vote AGAINST the authorization of auditor fees, or AGAINST the election of auditors if the authorization of auditor fees is not presented as a separate item, if:

1.	Non-audit fees exceed audit-related fees (or any stricter limit under local law or best practice); or

2.	Audit fees are not disclosed.

Appointment of Audit Commission

Vote FOR the election of the audit commission members where the number of nominees is equal to the number of seats on the audit commission unless:

1.	Adequate disclosure, including the nominees' names, has not been provided in a timely manner;

2.	There are serious concerns about the work and/or the composition of the audit commission;

3.	There are serious concerns about the statutory reports presented or the audit procedures used;

4.	There are serious concerns over questionable finances or restatements.

Where the number of nominees exceeds the number of seats on the audit commission, vote on a CASE-BY-CASE basis considering the following factors:

1.	Nominees' independence and potential conflicts of interest;

2.	Nominees' qualifications, experience, and past track records;

3.	Current composition of the audit commission.

Early Termination of the Audit Commission

Vote FOR the early termination of powers of the audit commission unless there are any concerns with the proposal.

II. Board of Directors

Cumulative Voting System

Where the number of candidates is equal to the number of board seats, vote FOR all independent director nominees.

Where the number of candidates exceeds the number of board seats, vote FOR all or a limited number of the independent director nominees considering factors including, but not limited to, the following:

1.	Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;

2.	Nominee(s) qualification, knowledge, and experience;

3.	Attendance record of the director nominees;

4.	Company's free float.

Where none of the director nominees can be classified as independent Boston Partners will consider factors including, but not limited to, the following when deciding whether to vote in favor of a candidate's (re)election:

1.	A director nominee, while not classified as independent per Boston Partners’ classification of directors, has been classified as independent per company's director classification criteria and/or any other directors classification criteria widely used in the market;

2.	A director nominee possesses adequate qualification, knowledge and experience;

3.	There are no specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

At companies on the main index, Boston Partners may vote AGAINST all nominees, if none of the proposed candidates can be classified as independent non-executive directors.

Vote CASE-BY-CASE for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors may be best suited to add value for shareholders.

For the companies that have a status of an International Company re-domiciliated to Russia and choose to follow the regulation of a country from which they have re-domiciliated, vote in accordance with the Country Guidelines applicable to the company prior to its re-domiciliation.

Early Termination of Powers of Board of Directors

Vote FOR the early termination of powers of the board of directors where such a proposal is supported by compelling justification.

Vote AGAINST proposals seeking to alter the composition of the board and resulting in majority shareholder increasing its influence on the board.

Election of General Director (CEO)

Vote FOR the election of the general director, unless there are significant concerns with the proposed candidate and/or compelling controversies with the election process exist.

Early Termination of Powers of General Director (CEO)

Vote FOR (AGAINST) the early termination of powers of the general director where such a proposal is (is not) supported by compelling justification.

III. Compensation

Vote compensation plans on a CASE-BY-CASE basis.

Non-Executive Director Compensation

Generally, vote FOR proposals to award cash fees to non-executive directors, and will otherwise vote AGAINST where:

1.	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

2.	Proposed amounts are excessive relative to other companies in the country or industry.

3.	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

4.	Proposals provide for the granting of stock options, performance-based places compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.

5.	Proposals introduce retirement benefits for non-executive directors.

Equity-based Compensation Guidelines

Boston Partners will generally vote FOR equity-based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

1.	The volume of awards transferred to participants must not be excessive;

2.	The potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

a.	The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent. In this case, we will need to have performance conditions attached to the plans which should be acceptable;

b.	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

c.	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount;

3.	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

SINGAPORE

I. Board of Directors

Voting for Director Nominees in Uncontested Elections- Independence and Composition

Boston Partners applies a five-year cooling off period to former employees or executives when determining nominee independence in Singapore.

Generally, vote FOR the re-election of directors, unless:

1.	The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;

2.	Any non-independent director nominees where the board is less than one-third independent[7];

[7]	Not applicable if the lack of board independence is due to the immediate retirement, abrupt resignation, or death of an independent non-executive director, provided that the company mentioned or announced a definite timeline of up to three months for the appointment of a new independent non-executive director to have adequate level of board independence.

3.	The nominee is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is less than majority independent under the following scenarios:

a.	The chairman and the CEO are the same person;

b.	The chairman and the CEO are immediate family members;

c.	The chairman is part of the management team; or

d.	The chairman is not an independent director.

4.	The nominee is an executive director serving on the audit, remuneration, and/or nomination committee;

5.	The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee.

6.	There is a conflict of interest in the resolution(s) to be discussed in the board or committee meeting.

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote AGAINST if:

1.	The nominee is an executive director;

2.	The nominee is a non-independent chairman of the board.

Boston Partners will consider an independent non-executive director non-independent if such director serves as a director for more than nine years, and the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

Boston Partners will generally vote FOR the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value

II. Remuneration

Director Remuneration

Generally, vote FOR resolutions regarding directors’ and supervisors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

Generally, vote FOR an equity-based compensation plan unless:

1.	The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. In addition, Boston Partners will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

2.	The plan permits options to be issued with an exercise price at a discount to the current market price; or

3.	Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.

III. Share Issuance Requests

Issuance Requests

For companies listed on the Mainboard of the Singapore Exchange, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights.

For companies listed on the Catalist market of the SGX, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights.

General Issuance Requests – Real Estate Investment Trusts

Generally, vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights for all Singapore companies..

For Singapore companies listed on the Catalist market of the SGX, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights. For Real Estate Investment Trusts, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 10 percent of its issued unit capital and 50 percent with preemptive rights.

Specific Issuance Requests

For issuance requests relating equity compensation plans, apply the policy on equity compensation plans. For other issuance requests, vote on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally, vote FOR resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the price limit for on-market repurchases exceeds 5 percent or the premium over the overage trading price of the shares as implied by the price limit for off-market repurchased exceeds 20 percent.

IV. Articles and By-law Amendments

Vote CASE-BY-CASE on proposed amendments to the Articles and By-Laws based on the details of the proposed amendments provided by the company.

In the absence of adequate information that would specify the details of proposed amendments, generally vote AGAINST:

1.	The proposed amendments;

2.	The adoption of new Articles of Association; or

3.	The replacement of the current constitutional document.

Vote CASE-BY-CASE on the adoption of new constitutional document with no previous reference.

V. Related Party Transactions

Generally, vote FOR mandate for recurrent interested-party transactions if such transactions are carried out at arms-length and on normal commercial terms.

SOUTH AFRICA

I. Operational Items

Authority to Ratify and Execute Approved Resolutions

Vote FOR the authority to ratify and execute approved resolutions, unless opposing all other items on the agenda.

II. Board of Directors

Voting on Director Nominees in Uncontested Elections

Boston Partners applies a five-year cooling off period to former executives when determining nominee independence in South Africa. Boston Partners applies a three-year cooling off period to immediate family members, auditors, and senior legal advisors.

Generally, vote FOR the election/ reelection of directors unless the director is a non-independent NED:

1.	Serving on the audit committee (unless there is a separate annual general meeting proposal specifically covering his/her election as an audit committee member);

2.	Serving on the remuneration or nomination committee and there is no majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board’s Black Economic Empowerment (BEE) credentials; or

3.	The majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board’s BEE credentials.

Accountability

Do not support bundled elections.

Alternative Directors: Proposals to re-elect alternate directors will take into account the vote that applies for the director for whom they serve as an alternate. In addition, the specific nature of the alternate role will be considered, for example whether or not the individual serves as a genuine alternate (i.e. only attending board and committee meetings in the absence of a particular director) or appears to have a broader board position.

Audit Committee Elections

Vote for the re-election of the audit committee and/or audit committee members, unless:

1.	Committee member elections are bundled into a single voting item, and the committee includes one or more non-independent NEDs;

2.	Committee members are elected individually, and the audit committee member is a non-independent NED;

3.	The board chair is a member of the audit committee, in line with the position stated in King IV. Boston Partners will only apply this provision to large, widely held companies;

4.	Repeated absences (less than 75 percent attendance) at committee meetings have not been explained; or

5.	There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility.

Companies (other than those covered by the Banks Act) must establish an audit committee of at least three members, which must be elected by shareholders at the AGM (CA s94).

Social and Ethics Committee Elections

Vote FOR the reelection of the social and ethics committee and/or social and ethics committee members, unless:

1.	The committee does not satisfy the minimum guidelines for membership, as set out in South African company law; or

2.	Serious concerns have been raised with the work of the committee during the year.

III. Capital Structure

Share Issuance Authorities

Vote FOR a general authority to place authorized but unissued ordinary shares under the control of the directors, unless:

1.	The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital;

2.	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concern; or

3.	The company used the authority during the previous year in a manner deemed not be in shareholders' best interests.

Vote FOR a general authority to issue ordinary shares for cash, unless:

1.	The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital; or

2.	The company used the authority during the previous year in a manner deemed not to be in shareholders' interests.

Vote FOR a general authority to issue preference shares, unless:

1.	Following the issue, preference shares would comprise greater than 50 percent of the company's issued share capital; or

2.	The terms of the preference shares would adversely affect the rights of existing shareholders.

3.	The issue of shares pursuant to a specific transaction will be considered on a CASE-BY-CASE basis, depending on the merits of the underlying deal.

Share Buyback Authorities

Vote FOR a general share buyback authority, unless:

1.	The company wishes to repurchase more than 20 percent of its issued share capital over the year;

2.	The repurchase can be used for takeover defenses; or

3.	There is clear evidence of abuse.

IV. Remuneration

Fees for Non-Executive Directors

Vote FOR the fees payable to non-executive directors unless the proposed fees are excessive, relative to similarly-sized companies in the same sector. Fees should specifically relate to an individual's responsibilities as a non-executive director on the board; open-ended authorities covering ad hoc or consultancy work are generally not supported due to the potential impact on director independence.

Approval of Remuneration Policy

When assessing a company's remuneration policy, Boston Partners will generally vote AGAINST if the level of disclosure around the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, Boston Partners will vote FOR the approval of the executive remuneration policy on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The company operates long-term incentive schemes (including matching shares) which do not have performance conditions attached for all or a substantial proportion of awards;

2.	The vesting period for long-term incentive schemes is set at less than three years;

3.	Long-term schemes include an element of retesting;

4.	The policy provides for grants of share options at a discount to market value;

5.	The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures);

6.	The quality of disclosure around the severance provisions of the executive directors' service contracts, including any potential termination payments, is considered inadequate;

7.	The policy is in any way not considered aligned with shareholder interests.

In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for Boston Partners to support remuneration policy resolution, notwithstanding the presence of some historical issues of concern.

Approval of Implementation Report

When assessing the implementation report, Boston Partners will generally vote AGAINST if the level of disclosure regarding the application of the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, Boston Partners will vote FOR the approval of the implementation report on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	Large increases in fixed remuneration have been implemented which have not been adequately explained;

2.	The company has made bonus payments, but these have not been clearly linked to performance (including guaranteed bonuses or transaction bonuses);

3.	The company has made ex-gratia payments or one-off special awards to executives during the year which have not been adequately explained;

4.	The performance conditions for long-term incentive schemes, where applicable, are not disclosed, or are not considered sufficiently challenging or relevant;

5.	Significant termination-related or restraint of trade payments have been made to executive directors, and the reasons for these are not disclosed or, where they are disclosed, do not adequately justify the size of the payment;

6.	Discretion has been used during the year in a manner not considered consistent with shareholder interests, or the application of the policy is in any way not considered aligned with shareholder interests, with particular attention given to any payments or decisions which have been made outside of the policy framework previously communicated to shareholders.

In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for Boston Partners to support for the implementation report resolution, notwithstanding the presence of some historical issues of concern.

In cases where a serious breach of good practice is identified, and typically where issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, other members of the remuneration committee) may receive a negative vote.

New Equity Incentive Scheme or Amendment to Existing Scheme

Boston Partners evaluates management proposals seeking approval for a share incentive scheme on a CASE-BY-CASE basis. When judging such items, Boston Partners will generally vote AGAINST if the level of disclosure on the proposal is below what is required for shareholders to make an informed judgment on the scheme. In the event of satisfactory disclosure, Boston Partners will vote FOR the proposal unless one or more of the following apply:

1.	Performance conditions do not apply, have not been disclosed or are not considered sufficiently challenging or relevant.

2.	Performance conditions can be retested.

3.	Performance is measured over a period shorter than three years.

4.	The plan allows for option repricing or issue of options at a discount or backdating of options.

5.	The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures).

6.	The scheme provides for potentially excessive individual reward or has no caps on individual participation.

7.	The scheme rules allow for accelerated vesting upon termination (including change of control) without reference to relevant performance criteria. In addition, best practice suggests that "good leaver" treatment should include appropriate pro-rating to outstanding long-term incentive awards to reflect any reduced time in service.

8.	NEDs can participate in the scheme.

9.	The scheme is in any way not considered aligned with shareholder interests.

Proposals to amend a scheme will involve an assessment of the nature of the amendment.

Financial Assistance

Vote FOR a general authority to provide financial assistance, unless:

1.	As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in incentive schemes;

2.	The authority would facilitate the operation of an incentive scheme(s) which raises governance concerns, with particular attention given to any schemes which authorize the provision of preferential loans to directors; or

3.	As part of the authority, the company seeks approval to provide financial assistance "to any person".

Evidence that the company has used a previous authority in a manner deemed not to be in shareholders' interests would warrant further review and analysis.

V. Other Items

New Memorandum of Incorporation (MOI)/ Amendments to the MOI

Vote on a new MOI or on amendments to the MOI on a CASE-BY-CASE basis, depending on the impact on shareholder rights.

Boston Partners will normally vote AGAINST a MOI which limits retirement by rotation to non-executive directors only.

Black Economic Empowerment (BEE) Transactions

Vote on BEE transactions on a CASE-BY-CASE basis. Factors considered include the overall dilutive impact, the structure of the transaction and the identity of the company's chosen BEE partners. Proposals which are genuinely broad-based are more appealing than those which stand to benefit a narrow group of investors, as are those which have a long-term timeframe.

Social and Ethics Committee Report

Vote FOR the report of the social and ethics committee, unless:

1.	The report does not include details of how the committee has undertaken the functions prescribed to it by South African company law; or

2.	Serious concerns have been raised with the work of the committee during the year.

TAIWAN

I. Allocation of Income and Dividends

Allocation of Income and Dividends

Generally, vote FOR approval of the allocation of income and dividends.

When distributing earnings and dividends, companies usually provide shareholders one or a combination of the following:

1.	Cash dividends from earnings;

2.	Cash dividends from capital reserves;

3.	New shares from capital reserves;

4.	Stock dividends.

When losses are posted for the year, companies are required to submit the loss offsetting proposals, usually included in the statement of profit and loss appropriation, for shareholder approval, along with the business operations reports and financial statements.

Cash Dividends or New Shares from Capital and Legal Reserves

Generally, vote FOR proposals to distribute dividends or new shares from capital and legal reserves.

Stock Dividends

Resolution Type: Special

Generally, vote FOR proposals to distribute stock dividends.

II. Capital Reduction

Generally, vote FOR the capital reduction to offset losses or to distribute cash to shareholders unless:

1.	The proposed capital reduction is not conducted on a proportionate basis according to the shareholding structure of the company but instead favors certain shareholders; or

2.	The proposed cash distribution is expected to negatively affect the company's day-to-day operations.

III. Amendments to Company Articles/By-laws

Cash Dividend Distribution Plans

Generally, vote AGAINST proposals for article amendments to grant the board full discretion to decide on the company's cash dividend distribution plan without shareholder approval.

IV. Capital Raising

Generally, vote FOR general authority to issue shares if:

1.	A general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution is limited to no more than 10 percent.

2.	A general mandate for public share issuance if the issue size is limited to no more than 20 percent of the existing issued share capital.

Vote CASE-BY-CASE on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition, or a merger.

V. Compensation

Equity Based Compensation

Vote CASE-BY-CASE on employee restricted stocks and/or employee stock warrant plans. Vote AGAINST the employee restricted stocks plan and/or employee stock warrants plan if any of the following features is not met:

1.	Existing substantial shareholders are restricted in participation;

2.	Presence of challenging performance hurdles if awards are issued or exercised for free or at a deep discount; or

3.	Reasonable vesting period (at least two years) is set.

VI. Release of Restrictions on Directors Competitive Activities

Vote AGAINST release of restrictions on competitive activities of directors if:

1.	There is lack of disclosure on the key information including identities of the directors in question, current positions in the company, and outside boards they are serving on; or

2.	The non-nomination system is employed by the company for the director election.

UNITED KINGDOM AND IRELAND

I. Operational Items

Accept Financial Statements and Statutory Reports

Generally vote FOR approval of financial statements and statutory reports, unless:

1.	There are concerns about the accounts presented or audit procedures used; or

2.	There has been an accounting fraud or material misstatement during the year.

The overall quality of disclosure will also be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote recommendation. Other minimum disclosure requirements include:

1.	The identity of all the directors, their board roles, committee memberships and independence classification;

2.	List of major shareholders;

3.	Attendance at board and committee meetings; and

4.	Details of compliance against a "recognized corporate governance code" (as required by the AIM Rules).

In addition, with effect from financial years beginning on or after 1 April 2024, the 2023 QCA Code recommends that smaller companies put their remuneration reports and remuneration policies to advisory shareholder votes and subject all Board Directors to annual re-election. However, where no appropriate resolution to target an investor's specific concern is on the ballot, ISS may recommend a vote against this resolution. Specific concerns include:

1.	Absence of sufficient independent representation on the board and the key committees (if the relevant director is not standing for election/re-election)

2.	Absence of regular re-election for all directors (once every three years at a minimum); and

3.	Remuneration not aligned with expected market practice (if there is no remuneration report or remuneration policy resolution on the agenda).

Concerns raised in the first year may not lead to a negative vote recommendation; this is more likely in the event of repeated concerns identified over a number of years.

II. The Board of Directors

Board Diversity

Gender Diversity

Generally, vote AGAINST the chair of the nomination committee (or other directors on a CASE-BY-CASE basis) in the following cases

1.	The company is a constituent of the FTSE 350 (excluding investment trusts) and the board does not comprise at least 33 percent representation of women.

2.	The company (excluding investment trusts) is a constituent of any of the following, and there is not at least one woman on the board:

a.	FTSE Small Cap;

b.	ISEQ 20;

c.	Listed on the AIM with a market capitalization of over GBP 500 million.

Mitigating factors include:

1.	Compliance with the relevant board diversity standard at the preceding annual general meeting and a firm commitment, publicly available, to comply with the relevant standard within a year.

2.	Other relevant factors as applicable.

Racial/Ethnic Diversity

Generally, vote AGAINST the chair of the nomination committee and the Board Chair (or other directors on a case-by-case basis) if the company is a constituent of the FTSE 100 index (excluding investment companies) and has not appointed at least one individual from a racial/ethnic minority background to the board.

There is an expectation for constituents of the following indices (excluding investment companies) to appoint at least one individual from an ethnic minority background to the board by 2024:

1.	FTSE 250 index;

2.	FTSE SmallCap;

3.	ISEQ 20;

4.	Listed on the AIM with a market capitalization of over GBP 500 million.

The abovementioned companies are expected to publicly disclose a roadmap to compliance with best market practice standards of having at least one director from an ethnic minority background by 2024.

Board Independence and Tenure

Directors are assessed on a CASE-BY-CASE basis, although a non-executive director is likely to be considered as non-independent if one (or more) of the issues listed below apply, in accordance with the U.K. Governance Code. The director nominee:

1.	Has been an employee of the company or group during the last five (5) years;

2.	Has, or a connected person has had, within the last three (3) years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company;

3.	Has received or receives additional remuneration from the company apart from a director's fee, participates in the company's share option or performance-related pay schemes, or is a member of the company's pension scheme;

4.	Has close family ties with any of the company's advisers, directors or senior employees;

5.	Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies;

6.	Represents a significant shareholder;

7.	Is attested by the board to be a non-independent non-executive director;

8.	Is a former board chair; or

9.	Has a substantial personal shareholding of greater than 1 percent (greater than three percent for small companies; greater than 1 percent for investment companies provided the investment trust is listed in the FTSE All-Share index); or

10.	Tenure.

Also, the non-executive director of either a venture capital trust or an investment trust is likely to be considered as non-independent if he or she holds a directorship in one or more investment companies or venture capital trusts managed by the same manager, or they have a relationship with the investment manager.

At investment trusts, tenure is not taken into account when assessing independence. However, classified boards are an issue of concern. As a result, if more than half the board has served in excess of nine years, a negative vote would over time be applied to the chairman's re-election.

Non-executive directors that have served concurrently with an executive director for over nine (9) years, are deemed non-independent.

If a non-executive director has served for fifteen (15) years on the board, Boston Partners deems such individuals as non-independent.

The board chair should not remain in post for more than nine (9) years from the date of their first appointment to the board. However, their appointment can be extended for a limited time particularly in those cases where the chair was an existing non-executive director on appointment, to facilitate effective succession planning and the development of a diverse board. Vote CASE-BY-CASE on the re-election of a tenured chair taking into account:

1.	Succession planning;

2.	Diversity; and

3.	Board independence.

Board and Committee Composition

Generally, vote AGAINST any non-independent, non-executive director whose presence on the board, audit, or remuneration committee renders the board or committee insufficiently independent, unless the company discloses details of how the issue of concern will be resolved by the next annual general meeting.

Non-independent non-executive directors serving on the nomination committee are assessed on a CASE-BY-CASE basis.

For all companies with a premium listing, at least half the board should comprise non-executive directors determined by the board to be independent.

For companies in the FTSE 350, the audit committee should comprise at least three non-executive directors, and all members should be independent. The board chair should not be a member of the audit committee. The remuneration committee should also comprise at least three non-executive directors and again, all members should be independent. In addition, the board chair may also be a member of, but not chair the remuneration committee if he or she was considered independent on appointment as chair. A majority of the nomination committee should be independent non-executive directors.

For companies in the FTSE All Share below the FTSE 350, the board should establish audit and remuneration committees with at least two members on each committee, all of whom should be independent non-executive directors. The board chair may be a member of, but not chair, of the remuneration committee in addition to the independent non-executive directors, provided he or she was considered independent on appointment as chair. A majority of the nomination committee should be independent non-executive directors.

For FTSE Fledgling companies, the audit and remuneration committees should be fully independent and should include a minimum of two independent non-executives. The majority of the members of the nomination committee should be independent. The chair may sit on the remuneration committee (but not the audit committee) provided that he/she continues to be considered independent.

III. Compensation

Remuneration Policy

Vote the resolution to approve the remuneration policy on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The overall remuneration policy or specific scheme structures are not over-complex, have an appropriate long-term focus and have been sufficiently justified in light of the company's specific circumstances and strategic objectives;

2.	The company's approach to fixed remuneration is appropriate, with a particular focus on the extent to which pension contributions are aligned with those available to the wider workforce, as recommended by the UK Code;

3.	The award levels for the different components of variable pay are capped, and the quantum is reasonable when compared to peers, and any increase in the level of certainty of reward is accompanied by a material reduction in the size of awards;

4.	Increases to the maximum award levels for the LTIP and bonus have been adequately explained;

5.	Performance conditions for all elements of variable pay are clearly aligned with the company's strategic objectives, with vesting levels and holding periods that are in line with UK good practice;

6.	Change of control, good leaver and malus/clawback provisions are in line with standard practice in the UK market;

7.	The shareholding requirement for executive directors is a minimum of 200 percent of base salary, with an appropriate post-employment shareholding requirement in place;

8.	Service contracts contain notice periods of no more than twelve months' duration and potential termination payments are linked to fixed pay with no contractual entitlements to unearned bonus on termination;

9.	Non-executive directors do not receive any performance-related remuneration beyond their standard fees;

10.	The treatment of new joiners is appropriate, with particular attention paid to the use of buy-out awards, and that the potential for any additional awards is capped;

11.	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice; and

12.	There are no issues in the policy which would be of concern to shareholders.

Where a policy contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall FOR vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

The binding vote on the remuneration policy is forward-looking and in most cases will apply for three years. Therefore, many shareholders will want to ensure that the policy takes into account good market practice in a number of key areas including:

1.	The start and end date of the policy;

2.	Base salaries;

3.	Benefits and pensions;

4.	Annual bonus;

5.	Long-term incentive plans (LTIP);

6.	Claw back provisions;

7.	Good leavers;

8.	Change in control;

9.	Shareholding requirement;

10.	Executive directors’ service contracts, including exit payments;

11.	Arrangements for new joiners;

12.	Discretion;

13.	Non-executive director pay; and

14.	All-employee schemes.

For smaller companies, a negative vote would be considered if any of the following applied:

1.	Executive directors are not employed under formal service contracts, or their service contracts, in the event of termination, provide for more than 12 months' notice;

2.	Vesting of incentive awards is not conditional on the achievement of performance hurdles;

3.	Incentive awards are not subject to a performance or vesting period of at least three years;

4.	Re-testing is allowed throughout the performance period; or

5.	There are any other serious issues with the policy when measured against good market practice.

Remuneration Report

Vote the resolution to approve the remuneration report on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	Any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;

2.	The bonus received and/or the proportion of the LTIP which vested was a fair reflection of the performance achieved;

3.	Performance targets are measured over an appropriate period and are sufficiently stretching;

4.	Targets for the bonus or the LTIP are disclosed in an appropriate level of detail;

5.	Any exit payments to good leavers were reasonable, with appropriate pro-rating (if any) applied to outstanding long-term share awards;

6.	Any special arrangements for new joiners were in line with good market practice;

7.	The remuneration committee exercised discretion appropriately; and

8.	There are no issues in the report which would be of concern to shareholders.

Where the report contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall FOR vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

For small companies, when assessing remuneration report resolutions, a negative vote would be considered if any of the following applied:

1.	Disclosure of pay practices is poor. This would include if the individual emoluments paid to each director are not disclosed, or if the performance metrics which applied to LTIP awards made during the year under review are not disclosed;

2.	NEDs have received performance-related pay during the year under review;

3.	Options have been re-priced during the period under review;

4.	Re-testing is allowed throughout the performance period;

5.	Share awards granted to executive directors during the year under review feature a performance period of less than three years; or

6.	There are any other serious issues with the report when measured against good market practice.

The award of options to NEDs is not in line with best practice as it can cause a potential conflict of interest that may affect an NED's independent judgment. Therefore, NEDs should be remunerated with basic fees only, in the form of cash and/or shares.

Approval of a New or Amended LTIP

Vote the resolution to approve a new or amended LTIP on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The LTIP is aligned with the company's strategy, is not over-complex and fosters an appropriately long-term mindset;

2.	The proposed award levels are appropriate, and, in the case of an amended plan, any increases to the previous award levels are well-explained;

3.	Any increase in the level of certainty of reward is matched by a material reduction in the size of awards;

4.	The maximum payout is capped;

5.	The LTIP is in line with the current remuneration policy;

6.	Change of control, good leaver, and malus/clawback provisions are present and the terms are in line with standard practice in the UK market;

7.	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice;

8.	The scheme is operating within dilution limits of no more than 10 percent of the issued share capital to be issued under all incentive schemes in any rolling 10-year period; and

9.	There are no issues with the plan which would be of concern to shareholders.

Where the plan contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall FOR vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

IV. Capital Structure

Authorize Issue of Equity with and without Pre-emptive Rights

Generally, vote FOR a resolution to authorize the issuance of equity, unless:

1.	The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

2.	For small companies, the routine authority to disapply preemption rights exceeds 10 percent of the issued share capital in any one year. For larger companies, the routine authority to disapply preemption rights exceeds 10 percent of the issued share capital, provided that any amount above 5 percent is to be used for the purposes of an acquisition or a specified capital investment.

For investment companies, generally, vote FOR a resolution to authorize the issuance of equity if there is a firm commitment from the board that shares would only be issues at the price at or above net asset value. Otherwise, generally vote FOR a resolution to authorize the issuance of equity, unless:

1.	The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

2.	The routine authority to disapply preemption rights exceeds 5 percent of the issued share capital in any one year.

Authorize Market Purchase of Ordinary Shares

Generally, vote FOR the resolution to authorize the market purchase of ordinary shares, unless:

1.	The authority requested exceeds the levels permitted under the Listing Rules; or

2.	The company seeks an authority covering a period longer than 18 months.

Boston Partners will generally support this resolution if it is in line with the Listing Rules LR 12.4.1 which allows companies to buy back up to 15 percent of their shares in any given year, provided that the maximum price paid is not more than 5 percent above the average trading price.

Under the Companies Act 2006, the share buyback authority cannot be for a period longer than five years. Boston Partners recommends that the renewal of such authorities be requested annually, and that the duration be no longer than 18 months or until the next annual general meeting, if sooner. However, Boston Partners will support a five-year authority if, in practice, the company has a history of reverting to shareholders annually.

V. Other Items

Authorize EU Political Donations and Expenditure

Generally, vote FOR the resolution to authorize EU political donations and expenditure, unless:

1.	The company made explicit donations to political parties or election candidates during the year under review;

2.	The duration of the authority sought exceeds one year and the company has not clarified that separate authorization will be sought at the following annual general meeting should the authority be used; or

3.	No cap is set on the level of donations.

Continuation of Investment Trust

For investment companies, Boston partners will vote FOR when the board has tabled the resolution to comply with the requirement in the trust’s articles of association that this vote be put to shareholders at regular intervals, and there are no issues of concern.

If the board has called a special meeting, due to the shares trading at a discount to net asset value over a prolonged period, Boston Partners will consider the issues on a CASE-BY-CASE basis.

END

Campbell Systematic Macro Fund

of

The RBB Fund, Inc.

Class A (Ticker: EBSAX)

Class I (Ticker: EBSIX)

Class C (Ticker: EBSCX)

PROSPECTUS

December 31, 2025

Investment Adviser:

CAMPBELL & COMPANY INVESTMENT ADVISER LLC

2850 Quarry Lake Drive, Suite 100

Baltimore, Maryland 21209

The Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	1
FUND INFORMATION	13
More Information About Fund Investments	13
More Information About Risks	13
Disclosure of Portfolio Holdings	22
More Information About Management of the Fund	22
SHAREHOLDER INFORMATION	23
Pricing of Fund Shares	23
Sales Charges	24
Purchase of Fund Shares	27
Redemption of Fund Shares	31
Market Timing	32
Exchange Privilege	33
Dividends and Distributions	33
More Information About Taxes	34
Distribution Arrangements	35
ADDITIONAL INFORMATION	37
CONSOLIDATED FINANCIAL HIGHLIGHTS	38
FOR MORE INFORMATION ABOUT THE FUND	Back Cover

i

SUMMARY SECTION

Investment Objective

The investment objective of the Campbell Systematic Macro Fund (the “Fund”) is to seek capital appreciation over the medium to long-term.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (the “Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you invest at least $25,000 in Class A Shares of the Fund. More information about these discounts is available from your financial professional, in the section of this Prospectus entitled “Shareholder Information – Sales Charges” and in the section of the Fund’s Statement of Additional Information (“SAI”) entitled “Purchase and Redemption Information – Reducing or Eliminating the Front End Sales Charge.” Financial Intermediaries may impose different sales charge waivers for Class A Shares, and these variations are described in the section of this Prospectus entitled “Shareholder – Information – Sales Charges”.

	Class A	Class I	Class C
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)(1)	None	None	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.64%	1.64%	1.64%
Distribution and/or Service (12b-1) Fees(2)	0.25%	None	1.00%
Other Expenses(3)	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	2.10%	1.85%	2.85%
Fee Waivers and/or Expense Reimbursements(4)	-0.09%	-0.09%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver	2.01%	1.76%	2.76%

(1)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on redemptions of Class C shares made within twelve months after a purchase of Class C Shares.

(2)

The Fund has adopted a distribution plan for Class A Shares and Class C Shares pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”) that permits payments of up to 0.25% as a percentage of average daily net assets of the Fund’s Class A Shares and payments of up to 1.00% as a percentage of average daily net assets of the Fund’s Class C Shares.

(3)

“Other Expenses” includes Acquired Fund Fees and Expenses (“AFFE), which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.

(4)

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.00%, 1.75%, and 2.75% of the Fund’s average daily net assets for Class A Shares, Class I Shares, and Class C Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 2.00%, 1.75%, and 2.75%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s Total Annual Fund Operating Expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 2.00%, 1.75%, and 2.75%, as applicable, the Adviser may recoup from the Fund any waived amount or other payments remitted by the Adviser within three years from

1

the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement and the expense limitations that are current in effect.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares, Class I Shares or Class C Shares in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and that the expense limitation applies only for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$547	$976	$1,431	$2,689
Class I Shares	$179	$573	$992	$2,162
Class C Shares (with redemption at end of period)	$379	$856	$1,459	$3,090
Class C Shares (without redemption at end of period)	$279	$856	$1,459	$3,090

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the portfolio turnover rate of the Fund was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, which leads to the 0% portfolio turnover rate reported above. If those instruments were included in the calculation, the Fund would have a higher portfolio turnover rate.

Principal Investment Strategies

The Fund pursues its investment objective by (i) investing its assets pursuant to the Campbell Systematic Macro Program (as described below), (ii) allocating up to 25% of its total assets in its wholly-owned subsidiary, Campbell Systematic Macro Offshore Limited (the “Subsidiary”), which is organized under the acts of the Cayman Islands and employs the Adviser’s Campbell Systematic Macro Program, and (iii) allocating the remainder of its assets directly in a portfolio of investment grade securities (including government securities) for cash management purposes. Securities rated in the four highest categories by the ratings agencies are considered investment grade.

The Fund invests pursuant to the Adviser’s Campbell Systematic Macro Program, which uses quantitative modeling to develop and maintain systematic trading strategies driven by scientific analysis of financial data across global financial and commodity markets. The Campbell Systematic Macro Program seeks to systematically identify price trends and to develop macro and fundamental themes that exploit asset mispricing.

Campbell’s Systematic Macro Program, as currently implemented by the Fund, combines Momentum with Quant Macro and Short Term strategies to target maximized diversification. Momentum strategies are designed to capitalize on the tendency for longer-term performance of markets to continue due to behavioral biases, compensation for risk exposures, or other phenomena. Quant Macro strategies are designed to capitalize on asset mispricing caused by fundamental economic considerations or macroeconomic linkages between markets. Short Term strategies, including momentum and mean reversion, are designed to capitalize on temporary market dislocations caused by liquidity demands, trader behaviors, or other phenomena. As of the date of this prospectus, the allocation among these strategies is as follows: Momentum – 40%; Quant Macro – 35%, and Short Term – 25%. The Adviser reserves the right to vary these allocations over time.

The Fund implements these strategies by combining over 100 different systematic models (also referred to as “signals” and/or “alpha sources”). A systematic model is a clearly defined, rules-based approach that uses computer code and data to generate trading signals. A systematic process eliminates emotion, “key person” risk, and provides an ability to participate in trends during periods of extended momentum without any directional bias. Key person risk is the risk that results when a fund’s investment program is highly dependent on the investment skill and dedication of

2

a small number of “key” persons at an adviser, which can result in decreased investment results if these “key” persons become unable to apply their full attention to the management of a fund’s investments for health or other reasons. In addition, a diversity of investment style and the ability to invest long and short across global asset classes and markets enables investment opportunities in a variety of economic environments. The Fund is generally intended to have a low correlation to the equity, bond and credit markets. There is no assurance, however, that the Fund will achieve its investment objective.

The Fund intends to trade in a broad range of instruments (also referred to in the futures trading industry as “markets”), including but not limited to, futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps and interest rate swaps), either by investing directly in the instruments or, indirectly, by investing in the Subsidiary which invests in the instruments. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies. The instruments (or markets) currently traded by the Fund include over 100 global futures and forwards markets. The Fund may be long or short any of these markets at any given time. The Adviser reserves the right to vary the markets traded over time.

The Adviser will attempt to mitigate risk through diversification of holdings and through monitoring of the portfolio, the Fund’s counterparties, and other risk measures. Individual market positions are constrained to ensure that no one market or asset class represents an outsized portion of the Fund’s portfolio risk. The Adviser evaluates changes in signals daily, and execution is controlled by its intraday risk management and execution platform. The Fund may utilize proprietary or third-party trading algorithms in order to minimize market impact and reduce trading costs.

The Fund is “non-diversified” for purposes of the 1940 Act which means that the Fund may invest in fewer securities at any one time than a diversified fund. The Fund may not invest more than 15% of its net assets in illiquid investments.

Investments in the Subsidiary, which has the same investment objective as the Fund, are intended to provide the Fund with indirect exposure to futures contracts and commodities in a manner consistent with the limitations and requirements of the Internal Revenue Code of 1986, as amended (the “Code”) that apply to the Fund, which limit the amount of income the Fund may receive from certain sources. Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Subsidiary. The Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody.

Principal Investment Risks

Risk is inherent in all investing. The value of your investment in the Fund (and, indirectly, in the Subsidiary), as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Commodities Risk: Exposure to the commodities markets (including financial futures markets) may subject the Fund through its investment in the Subsidiary to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates or factors affecting a particular industry or commodity, such as weather, disease (including pandemics), tariffs, embargoes or other trade barriers, acts of war or terrorism, or political and regulatory developments.

●

Counterparty Risk: The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. The participants in the over-the-counter market are typically not subject to credit evaluations and regulatory oversight as are members of “exchange based” markets. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not

3

bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

●

Credit Risk: Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. This may impair the Fund’s liquidity or cause a deterioration in the Fund’s net asset value (“NAV”). In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade, but they may also have some speculative characteristics. Investment grade ratings do not guarantee that securities will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

●

Currency Risk: The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates, rates of inflation, governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, actions of central banks or supranational entities and the imposition of currency controls or other political developments in the U.S. or abroad.

●

Cyber Security Risk: Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and its Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Derivatives Risk: Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. See “Leverage/Volatility Risk” below. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The primary types of derivatives in which the Fund or its Subsidiary invest in are swap agreements, futures contracts and forward contracts. Futures contracts, forward contracts and swap agreements can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts, forward contracts and swap agreements depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts, forward contracts and swap agreements that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts, forward contracts or swap agreements could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in swap agreements, futures contracts and options and forward contracts. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues,

4

settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

●

Emerging Market Risk: The Fund intends to have exposure to emerging markets due to the Fund’s investments in certain stock index futures and foreign exchange instruments. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets; are subject to greater social, economic and political instability; have less governmental supervision and regulation of securities markets; and have weaker auditing and financial reporting standards. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Further, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

●

Equity Securities Risk: The Fund may invest in, or have exposure to, equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

●

Fixed-Income Risk: Fixed income securities, such as U.S. Treasuries, or derivatives based on fixed income securities, are subject to credit risk and interest rate risk. Credit risk, as described more fully herein, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

●

Foreign Market Risk: As a general rule, there is less legal and regulatory protection for investors in foreign markets than that available domestically. Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. International trading activities are subject to foreign exchange risk. Certain foreign securities in which the Fund may invest may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

●

Futures and Forward Contracts and Related Risks: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures and forward contracts are:

●	Futures and forward contracts have a high degree of price variability and are subject to occasional rapid and substantial changes;

●	the imperfect correlation between the change in market value of the forward or futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts;

●	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

5

●	possible market disruption or other extraordinary events, including but not limited to, governmental intervention;

●	potentially unlimited losses caused by unanticipated market movements;

●	the Fund’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors;

●	the possibility that the counterparty will default in the performance of its obligations; and

●

if the Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its derivative instruments or close certain positions at a time when it may be disadvantageous to do so.

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. Accordingly, the Fund’s NAV may be volatile because of its investment exposure to the Fund.

There is no assurance that the Fund’s investment in a derivative instrument with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

●

General Market Risk: The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

●

Government Agency Risk: Direct obligations of the U.S. Government such as U.S. Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

●

Government Intervention and Regulatory Changes: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and certain related investments. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

6

●

Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by the Fund. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. In addition, certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested.

●

Leverage/Volatility Risk: Although the Fund will not borrow funds for trading, the Fund should be considered highly leveraged and is suitable only for investors with high tolerance for investment risk. Leverage embedded in the various derivative instruments traded may result in the Fund or its Subsidiary holding positions whose face or notional value may be many times the Fund’s NAV. For example, the amount of margin funds necessary to be deposited in order to enter into a futures, forward or option contract position is typically from 2% to 10% of the total face or notional value of the contract. As a result of this leveraging, even a small movement in the price of a commodity can cause a correspondingly large profit or loss. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.

The Fund’s NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant and possibly a complete loss on their investment in the Fund.

●

Liquidity Risk: The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that the Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

●

Management Risk: The Adviser employs systematic modeling to make investment decisions about the attractiveness, value and potential positive or negative performance of the Fund. The models employed by the Adviser may prove to be inaccurate and may not produce the desired results.

●

Non-Diversification Risk: The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

●

OTC Trading Risk: Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

●

Portfolio Turnover Risk: The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

●

Regulatory Risk: Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or its Subsidiary or that could adversely impact the Fund’s performance.

7

●

Short Sales Risk: The Fund may take a short position in a derivative instrument, such as a future, or forward, or swap or a security. A short position on a derivative instrument or security involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

●

Strategy Risk: The profitability of any Fund investment depends primarily on the ability of the Adviser to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements may be influenced by, among other things:

●	changes in interest rates;

●	governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

●	weather and climate conditions;

●	natural disasters, such as hurricanes;

●	changing supply and demand relationships;

●	changes in balances of payments and trade;

●	U.S. and international rates of inflation and deflation;

●	currency devaluations and revaluations;

●	U.S. and international political and economic events; and

●	changes in philosophies and emotions of various market participants.

The Fund may not take all of these factors into account.

●

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws or acts of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

●

Tax Risk: In order to qualify as a regulated investment company (“RIC”), the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investment assets and other categories of investment income. Treasury Regulations provide that income from a foreign subsidiary that is a controlled foreign corporation is qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. Notwithstanding the treatment of controlled foreign corporations in the regulations, the Internal Revenue Services (“IRS”) may take the position that income earned by the Fund through the Cayman Subsidiary may not be qualifying income because of its investment in commodities. Additionally, the IRS may take the position that certain commodity-linked structured notes may not be qualifying income. A recharacterization of income from the Cayman Subsidiary or commodity-linked structured notes could cause the Fund to fail to qualify as a RIC. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. Changes in the laws or acts of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands acts change such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

8

Performance Information

Substantially all of the assets of the Equinox Campbell Strategy Fund, a series of Equinox Funds Trust (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization (the “Reorganization”) that occurred on May 29, 2020. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization was assumed by the Fund. Accordingly, the performance information shown below for periods prior to May 29, 2020, represents the performance of the Predecessor Fund.

The following performance information provides some indication of the risks of investing in the Fund. The chart shows changes in the Fund’s performance of Class I Shares from year-to-year. The table shows how the average annual returns of Class I Shares for 1 year, 5 year, 10 year, and since-inception periods compare to the Fund’s primary broad-based market index and a secondary index provided to offer additional market perspective. In accordance with new regulatory requirements, the Fund has selected the S&P 500 Total Return Index as the Fund’s new primary benchmark. The Fund’s former primary benchmark, the BarclayHedge BTOP50 Index, and SG CTA Index are also included for comparison. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, www.campbell.com or by calling the Fund at 1-844-261-6488.

The following past performance information is not indicative of any future results that may be obtained by Campbell, and it should not be assumed that investors of the Fund will experience returns, if any, comparable to those experienced by past or present investors in the Fund or the Predecessor Fund or in other pools and accounts managed by Campbell. Because of the potentially volatile nature of futures and forward contract prices, it is possible that the performance of the Fund or of some or all of the other pools and accounts advised by Campbell may change significantly during the continuing offering from the performance information which may be presented herein.

Annual Return – Class I
For the years ended December 31

During the period shown in the bar chart, the best performance for a quarter was 15.67% (for the quarter ended March 31, 2022). The worst performance was -12.62% (for the quarter ended June 30, 2015). The year-to-date total return for the nine months ended September 30, 2025 was 1.84%.

9

Average Annual Total Returns
For the Periods Ended December 31, 2024

The following table, which includes all applicable sales charges (loads) and account fees, compares the Fund’s Class I Shares, Class A Shares and Class C Shares average annual total returns for the periods indicated to the average annual total returns of broad-based securities market indices for the same periods. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

	One Year	Five Years	Ten Years	Since Inception (03/08/2013)(1)
Average Annual Total Returns For the periods ended December 31, 2024
Class I Shares
Return Before Taxes	11.64%	10.12%	4.12%	5.34%
Return After Taxes on Distributions(2)	10.34%	8.17%	2.02%	3.32%
Return After Taxes on Distributions and Sale of Fund Shares(2)	6.88%	7.24%	2.26%	3.29%
Class A Shares
Return Before Taxes	7.42%	9.04%	3.48%	4.75%
Class C Shares(3)
Return Before Taxes	9.49%	9.00%	3.08%	4.37%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)(4)	25.02%	14.53%	13.10%	14.03%
SG CTA Index (reflects no deduction for fees, expenses or taxes)(5)	2.36%	5.39%	2.62%	3.30%
BarclayHedge BTOP50 Index (reflects no deduction for fees, expenses or taxes)(6)	4.44%	6.34%	2.65%	3.17%

(1)	The Predecessor Fund commenced operations on March 4, 2013. Start of performance is March 8, 2013.

(2)

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period because a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After tax returns shown are for Class I Shares only, after tax returns for Class A Shares and Class C Shares will vary.

(3)

Class I Shares and Class A Shares commenced operations on March 8, 2013, Class C Shares commenced operations on February 11, 2014. Performance shown prior to inception of the Class C Shares is based on the performance of Class I Shares, adjusted for the higher expenses applicable to Class C Shares.

(4)

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

(5)

The SG CTA Index is an equally weighted index. It is calculated daily using a pool of CTAs selected from the larger managers that are open to new investment. The index is rebalanced annually. The SG CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. Investors cannot invest directly in an index.

(6)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2025 there are 20 constituents in the BTOP50 Index. Investors cannot invest directly in an index.

10

Management of the Fund

Investment Adviser

Campbell & Company Investment Adviser LLC, 2850 Quarry Lake Drive, Suite 100, Baltimore, Maryland 21209, serves as the investment adviser to the Fund.

Portfolio Managers

The Campbell Systematic Macro Program is managed by Campbell’s Investment Committee. The team, co-chaired by Dr. Kevin Cole and Dr. Grace Lo, has been responsible for the daily management of the Campbell Systematic Macro Program since its inception. John R. Radle, Campbell’s Chief Operating Officer, is responsible for the management of the Fund’s cash management program and serves alongside Dr. Kevin Cole and Dr. Grace Lo as portfolio managers of the Fund.

Purchase and Sale Information

The Fund offers Class A Shares, Class I Shares, and Class C Shares. Each Class of the Fund’s Shares has a pro rata interest in the Fund’s investment portfolio, but differs as to expenses, distribution arrangements and the types of investors who may be eligible to invest in the share class. Class A Shares and Class C Shares are designed for individual and retail investors. Class I Shares are designed for institutional investors. Certain classes of Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”) that make the Shares available to their clients.

The minimum initial investment is $10,000 for Class I Shares. The minimum initial investment for Class A and Class C Shares is $2,500. The minimum amount for subsequent investments for Class A Shares is $500. There is no minimum amount for subsequent investments for Class I Shares and Class C Shares. The Fund has the discretion to further modify, waiver or reduce the above investment minimum requirements.

Investors or financial advisers may aggregate accounts for purposes of determining whether the above minimum requirements have been met. Investors or financial advisers may also enter into letters of intent indicating that they intend to meet the minimum investment requirements within an 18-month period. This does not apply to Class C Shares.

You can only purchase and redeem Shares of the Fund on days the New York Stock Exchange (“NYSE”) is open. Shares of the Fund may be available through certain Service Organizations. Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. (the “Company”) by the means described below.

Purchase and Redemption by Mail:

Regular Mail: Campbell Systematic Macro Fund c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Overnight Delivery: Campbell Systematic Macro Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Avenue 219252 Kansas City, MO 64105-1307

Purchase by Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) at 1-844-261-6488 to confirm the current wire instructions for the Fund.

Redemption by Telephone:

Call the Transfer Agent at 1-844-261-6488.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

11

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

FUND INFORMATION

More Information About Fund Investments

This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. More information about the Fund’s investments and portfolio management techniques, and related risks, is included in the SAI.

The investment objective of the Fund is to seek capital appreciation over the medium to long-term. The Fund’s investment objective is non-fundamental and may be changed by the Board of Directors of the Company (the “Board”) without the approval of the Fund’s shareholders. However, as a matter of policy, the Fund would not materially change its investment objective without informing shareholders at least 60 days in advance of any such change.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short-term U.S. government securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities and other instruments described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund’s SAI. Of course, there is no guarantee that the Fund will achieve its investment objective.

More Information About Risks

The following provides additional information about the principal and certain non-principal risks of investing in the Fund and, indirectly, in the Subsidiary. More information about the Fund’s risks is included in the SAI.

Principal Risks

Commodities Risk: Exposure to the commodities markets (including financial futures markets) may subject the Fund through its investment in the Subsidiary to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds and have recently experienced periods of significant volatility. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates or factors affecting a particular industry or commodity, such as weather, disease (including pandemics), tariffs, embargoes or other trade barriers, acts of war or terrorism, or political and regulatory developments.

The commodity markets are subject to temporary distortions or other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. Once a limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the Fund’s commodity-linked investments.

Counterparty Risk: Some of the derivatives entered into by the Fund or the Subsidiary are not traded on an exchange but instead will be privately negotiated in the over-the-counter (“OTC”) market. This means that these instruments are traded between counterparties based on contractual relationships. The participants in the over-the-counter market are typically not subject to credit evaluations and regulatory oversight as are members of “exchange based” markets. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the

13

potential for losses by the Fund. In situations in which the Fund is required to post margin or other collateral with a counterparty, including with a futures commission merchant or a clearing organization for futures or other derivative contracts, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. A failure by any such entity may lead to a loss to the Fund.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value or default.

If a security issuer defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

When the Fund invests in over-the-counter derivatives (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on any counterparty exposes the Fund to the risk that such counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If any counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Although U.S. Government Securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. Government Securities markets and ultimately the Funds. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of

14

the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

Currency Risk: The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, actions of central banks or supranational entities and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. Currency risk may be particularly high to the extent that the Fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Cyber Security Risk: With the increased use of technologies such as the internet to conduct business, the Fund and Subsidiary are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information (including private shareholder information), corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser and other service providers (including, but not limited to, the Fund’s accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyberattacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk: Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading. However, derivatives trading is subject to a number of additional risks. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges. A small investment in derivative instruments could have a potentially large impact on the Fund’s performance. Over-the-counter derivatives are subject to the risk of mispricing or improper valuation of the derivative. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Rule 18f-4 under the 1940 Act imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transaction in compliance with Rule 18f-4. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues,

15

settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Liquidity of Futures Contracts. The Fund utilizes futures as part of its strategy. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. OTC instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the Commodity Futures Trading Commission (“CFTC”) and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Non-U.S. Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions. Additionally, foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit a Fund’s ability to buy and sell securities. In particular, funds received from the Fund to margin (collateralize) foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the resulting potential profit or loss, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Forward Contracts. The Fund may utilize deliverable and non-deliverable forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually widespread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The Fund may trade forward contracts in the inter-bank currency market, whereby banks and dealers act as principals in these markets. As a result of Dodd-Frank, the CFTC now regulates non-deliverable forwards (including deliverable forwards where the parties do not take delivery). Changes in the forward markets may entail increased costs and result in burdensome reporting requirements. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Adviser would otherwise recommend, to the possible detriment of the Fund.

Swap Agreements. The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objective and policies.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the

16

Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty’s creditworthiness declines. Such a decrease in value might cause the Fund to incur losses.

Emerging Market Risk: The Fund intends to have exposure to emerging markets due to its investments in certain stock index futures and foreign exchange instruments. Investing in emerging markets will, among other things, expose the Fund to all the risks described below in the Foreign Market Risk section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their financial markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their financial markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. The Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in assets traded in foreign markets. Further, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation. The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of the U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

Fixed-Income Risk: A substantial portion of the Fund’s assets may be invested in securities issued by the U.S. Government. When interest rates change, the value of the Fund’s fixed-income investments will be affected. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s share price. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Fixed income investments are also subject to “Credit Risk” discussed herein.

Foreign Market Risk: A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Some foreign markets present additional risk, because they are not subject to the same degree of regulation as their U.S. counterparts. No U.S. regulatory agency or any domestic exchange regulates activities on any foreign boards of trade or exchanges (such as the execution, delivery and clearing of transactions) or has the power to compel enforcement of the rules of a foreign board of trade or exchange or of any applicable foreign laws. Similarly, the rights of market participants, in the event of the insolvency or bankruptcy of a foreign market or broker are also likely to be more limited than in the case of U.S. markets or brokers. As a result, in these markets, there is less legal and regulatory protection than that available domestically.

17

Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens, less public information and exposure to local economic declines and political instability. An adverse development with respect to any of these variables could reduce the profit or increase the loss earned on trades in the affected international markets. International trading activities are subject to foreign exchange risk.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Funds to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

General Market Risk: The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund or the Subsidiary invests is based upon the market’s perception of value and is not necessarily an objective measure of a security’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values.

18

A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Government Intervention and Regulatory Changes: The Dodd-Frank Act significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions, including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk. In addition, Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies became effective on August 19, 2022. See the section entitled “Derivatives Risk” above for additional information.

Leverage/Volatility Risk: Although the Fund will not borrow funds for trading, the Fund should be considered highly leveraged and is suitable only for investors with high tolerance for investment risk. Leverage embedded in the various derivative instruments traded may result in the Fund or its Subsidiary holding positions whose face or notional value may be many times the Fund’s NAV. For example, the amount of margin funds necessary to be deposited in order to enter into a futures, forward or option contract position is typically from 2% to 10% of the total face or notional value of the contract. As a result of this leveraging, even a small movement in the price of a commodity can cause a correspondingly large profit or loss. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed.

Furthermore, derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the trading positions of the Fund suddenly turn unprofitable.

The Fund’s NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant and possibly a complete loss on their investment in the Fund.

Liquidity Risk: The Fund may be subject to liquidity risk primarily due to investments in derivatives. The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is an investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Derivatives, such as swaps, options and warrants, may not be readily marketable and, therefore, may be deemed to be illiquid. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable price. In addition, the Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

Pursuant to Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to the Liquidity Rule. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

19

The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Board. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

An investment in derivatives is also subject to the risk that the Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Fund may be exposed to the risk of additional losses due to such delays.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential positive or negative performance of any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results. The Adviser’s trading is highly model driven and is materially subject to possible flaws in the models. As market dynamics (for example, due to changed market conditions and participants) shift over time, a previously highly successful model often becomes outdated or inaccurate, sometimes without the Adviser recognizing that fact before substantial losses are incurred. In particular, the Fund may incur major losses in the event of disrupted markets and other extraordinary events that cause the Adviser’s pricing models to generate prices which deviate from the market. The risk of loss to the Fund in the case of disrupted markets is compounded by the number of different investment models of pricing, each of which may independently become wholly unpredictable during market disruptions. In addition, in disrupted derivatives markets, many positions may become illiquid, making it difficult or impossible to close out positions against which the markets are moving.

Even if the basic concepts of its models are sound, the Adviser may make errors in developing algorithms for integrating the numerous factors and variables into them or in programming the algorithms. Those errors may cause the model to generate results different from those intended. They may be difficult to detect in many market conditions, possibly influencing outcomes only in periods of stress or change in market conditions.

The Adviser anticipates the continued modification, enhancement and development of models. Each new generation of models (including incremental improvements to current models) exposes the Fund to the possibility of unforeseen losses from a variety of factors, including conceptual failures and implementation failures. There can be no assurance that the models used by the Adviser will be effective or that they will be effectively utilized by the Adviser. Moreover, these can be no assurance that the Adviser will be able to continue to develop, maintain and update the models so as to effectively implement its trading strategy.

Non-Diversification Risk: The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

OTC Trading Risk: Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk: The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Regulatory Risk: Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or the Fund’s performance.

20

Short Sales Risk: The Fund engages in short sales of derivative instruments and securities – including those that are not “against the box,” which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, instruments identical to those sold short – in accordance with the provisions of the 1940 Act. In a typical short sale, the Fund borrows from a broker an instrument in order to sell the instrument to a third party. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The Fund realizes a loss to the extent the instrument increases in value or a profit to the extent the instrument declines in value (after taking into account any associated costs).

Strategy Risk: The Fund’s strategy involves actively trading derivative instruments using a variety of strategies and investment techniques that involve significant risks. Such derivative instruments may include futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by a typical mutual fund, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund, through its investment in a derivative instrument, will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the value of the Fund’s investment to be volatile.

There is no assurance that the Fund’s investment in a derivative instrument with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

Subsidiary Risk: The Fund will make investments through a wholly-owned Subsidiary organized under the acts of the Cayman Islands. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by a Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Changes in the laws or acts of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this Prospectus and in the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Tax Risk: There is a risk that the IRS could assert that the income derived from the Fund’s investment in the Subsidiary or in certain commodity-linked structured notes will not be considered qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. In 2006, the IRS had published a ruling that income realized from swaps with respect to a commodities index would not be qualifying income. In a number of private letter rulings issued during 2006-2011, the IRS ruled that the income of such a foreign subsidiary would be qualified income each year even if it is not actually distributed to the RIC each year, but in 2011 the IRS suspended the issuance of such rulings. The IRS has finalized Treasury Regulations that provide that the income from a foreign subsidiary that is a controlled foreign corporation is qualifying income for purposes of a fund remaining qualified as a RIC for U.S. federal income tax purposes (1) to the extent the income is actually distributed by the foreign subsidiary to the RIC each year and (2) even if not distributed currently, to the extent the income is derived with respect to the fund’s business of investing in stock, securities or currencies. In addition, during 2006-2011, the IRS had also issued private letter rulings to regulated investment companies concluding that income derived from their investment in certain commodity-linked structured notes would constitute qualifying income to the fund. In 2011, the IRS indicated that the granting of these types of private letter rulings was currently suspended, pending further internal review of the subject. In 2016, the IRS announced that it would not issue any such rulings in the future, and it revoked the previously issued rulings. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. For more information, see “More Information About Taxes.”

21

Non-Principal Risks

Redemptions: The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid investments at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Temporary Investments: The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short-term U.S. government securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The SAI is incorporated herein.

More Information About Management of the Fund

Investment Adviser

Campbell & Company Investment Adviser LLC (“Campbell” or “Adviser”), a Delaware corporation founded in January 2005, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 2850 Quarry Lake Drive, Suite 100, Baltimore, Maryland 21209. As of September 30, 2025, the Adviser together with its affiliates had approximately $6.2 billion in assets under management. The Adviser is registered as an investment adviser with the SEC and as a Commodity Trading Advisor (“CTA”) with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”).

The Adviser is a wholly-owned subsidiary of Campbell & Company, LP (“Campbell & Company”). Campbell & Company and its predecessor organization, Campbell & Company, Inc., were organized in 1972 and have over fifty years of experience in creating and managing alternative investment vehicles. The Adviser has appointed Campbell & Company as the Fund’s Commodity Pool Operator (“CPO”). Campbell & Company is registered with the CFTC as a CPO and a CTA. Campbell & Company is a member of the NFA in such capacities.

The Fund compensates the Adviser for its services at the annual rate of 1.64% of its average annual net assets, payable on a monthly basis in arrears. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.00%, 1.75%, and 2.75% of the Fund’s average daily net assets for Class A Shares, Class I Shares, and Class C Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 2.00%, 1.75%, and 2.75%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, and may not be terminated without the approval of the Board of The RBB Fund, Inc. If at any time the Fund’s Total Annual Fund Operating Expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 2.00%, 1.75%, and 2.75%, as applicable, the Adviser may recoup from the Fund any waived amount or other payments remitted by the Adviser within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement and the expense limitations that are current in effect. For the fiscal year ended August 31, 2025, after waivers, the Adviser received 1.55% of the Fund’s average net assets in investment advisory fees from the Fund. Had fee waivers not been in place, the Adviser would have received 1.64% of the Fund’s average net assets in investment advisory fees from the Fund.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Adviser is available in the Fund’s annual financial statements dated August 31, 2025.

22

The Campbell Systematic Macro Program is managed by Campbell’s Investment Committee. The team, co-chaired by Dr. Kevin Cole and Dr. Grace Lo, is responsible for portfolio risk management, capital allocation and portfolio construction, and approves all changes to the portfolio, including new models and enhancements. John R. Radle, Campbell’s Chief Operating Officer, is responsible for the management of the Funds’ cash management program and serves alongside Dr. Cole and Dr. Lo as portfolio managers of the Fund.

Dr. Kevin Cole joined Campbell in October 2003 and has served as Chief Executive Officer and Chief Investment Officer since January 2022. Dr. Cole was appointed Chief Investment Officer in June 2017. Dr. Cole was appointed to Campbell’s Board of Directors in January 2019, and serves as its Chair as of November 2024. Dr. Cole was appointed as Co-Chair of Campbell’s Investment Committee in September 2017.

Dr. Grace Lo joined Campbell in February 2006 and currently serves as Chief Risk Officer. Dr. Lo leads Campbell’s Risk and Portfolio team in Research and is also Co-Chair of the firm’s Investment Committee. Dr. Lo was appointed to Campbell’s Investment Committee in March 2010.

John R. Radle joined Campbell in June 2005 and currently serves as Chief Operating Officer. Mr. Radle served as Managing Director, Global Head of Trading from October 2012 to January 2022. He served as a member of Campbell’s Investment Committee from April 2013 through December 2025. Mr. Radle was appointed Chief Operating Officer and to Campbell’s Board of Directors in January 2022.

The SAI provides additional information about the compensation of, other accounts managed by, and ownership of shares of the Fund by Dr. Cole, Dr. Lo and Mr. Radle.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Class I Shares and Class C Shares of the Fund are sold at their NAV. Class A Shares of the Fund are sold at its NAV, plus a front-end sales charge, if applicable. The NAV of each Class of the Fund’s shares is calculated as follows:

Value of Assets Attributable to a Class
NAV =	-	Value of Liabilities Attributable to the Same Class
Number of Outstanding Shares of the Class

The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. Fund shares will generally not be priced on any day the NYSE is closed. The Fund’s will effect purchases of Fund Shares at the NAV (plus any applicable sales charges) next determined after receipt by the Transfer Agent of your purchase order in good order as described below. Due to the fact that different expenses are charged to the Class A Shares, Class I Shares, and Class C Shares of the Fund, the NAV of the three classes of the Fund will vary. The Fund will effect redemptions of Fund Shares at the NAV next calculated after receipt by the Transfer Agent of your redemption request in good order as described below. If the Fund holds securities that are primarily listed on non-U.S. exchanges, the NAV of the Fund’s Shares may change on days when shareholders will not be able to purchase or redeem the Fund’s Shares.

If available, the Fund’s investments in securities and other exchange traded assets are generally valued based on market quotations. If market quotations are unavailable or deemed unreliable by the Fund’s administrator, in consultation with the Adviser, securities will be valued by the Adviser in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. The Fund will regularly value its investments in derivative instruments at fair value. The Fund may use independent pricing services to assist in calculating the value of the Fund’s portfolio holdings. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

23

Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures employed by the Fund. The Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every day the Fund is open for business. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments.

Sales Charges

Different Service Organizations may impose different sales charges and these variations are described in the Fund’s Prospectus.

Class A Shares Sales Charges. Purchases of Class A Shares of the Fund are subject to a front-end sales charge of up to 3.50% of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. Sales charges are not imposed on Shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term “offering price” includes the front-end sales charge. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Amount of Purchase of Class A Shares	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Compensation as a Percentage of Offering Price
Less than $25,000	3.50%	3.63%	3.00%
At least $25,000 but less than $50,000	3.00%	3.09%	2.75%
At least $50,000 but less than $100,000	2.75%	2.83%	2.50%
At least $100,000 but less than $250,000	2.50%	2.56%	2.25%
At least $250,000 but less than $500,000	1.50%	1.52%	1.25%
At least $500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 or greater	0.00%	0.00%	0.00%

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See “Reduced Sales Charge – Class A Shares” below.

Rights of Accumulation. You may combine your new purchase of Class A Shares with Class A Shares and/or Class C Shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you own. You may combine your account, your spouse’s account, and the account(s) of your children under age 25.

This privilege is also extended to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase:” (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing Class A Shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company,” as defined in Section 2(a)(8) of the 1940 Act, solely controlled as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing Class A Shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans for a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined

24

with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your investment broker, brokerage firm, financial institution, or other industry professional, including affiliates of the Adviser.

You will need to provide written instruction with respect to the other accounts whose purchases should be considered in Rights of Accumulation.

Rights of Accumulation do not apply to Class I Shares or Class C Shares.

Letter of Intent. If you anticipate purchasing a specific dollar amount of Class A Shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the “Letter”), which can be provided to you by your investment broker or other Service Organization. The reduced sales charge may also be obtained on Class A Shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held in escrow in the form of Shares pending completion of the intended purchase. If you do not purchase the full amount of Class A Shares indicated in the Letter, the appropriate amount of shares held in escrow will be redeemed by the Transfer Agent to pay the sales charge that was not applied to your purchase.

Letters of Intent do not apply to Class I Shares or Class C Shares.

Class A Shares Sales Charge Waivers.

The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

●

Current and retired directors and officers of funds sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

●

Employees of the Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having selling agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

●

Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

●

Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

●	Institutional investors (which may include bank trust departments and registered investment advisers).

●	Any accounts established on behalf of registered investment advisers or their clients by broker dealers that charge a transaction fee and that have entered into agreements with the Distributor.

●	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

●

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your Service Organization and if your Service Organization has entered into an agreement with the Company or the Distributor. Please consult your financial adviser for further information.

In order to take advantage of a sales charge waiver, a purchaser must certify to the Service Organization eligibility for a waiver and must notify the Service Organization whenever eligibility for a waiver ceases to exist. A Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible. Such information may include account statements or other records regarding Shares of the Fund held by you or your immediate family household members.

25

Contingent Deferred Sales Charge on Certain Redemptions – Class I Shares. Contingent Deferred Sales Charges do not apply to redemptions of Class I Shares.

Contingent Deferred Sales Charge on Certain Redemptions – Class C Shares. No sales load is payable by a shareholder at the time of purchase, although the Distributor advances applicable Service Organizations the first year distribution and services fee at a rate of 1.00% on investments in the Fund’s Class C Shares. This advancement is solely financed by the Adviser and not by investors or the Fund. As a result, the Fund imposes a CDSC of 1.00% on redemptions of investments made within 12 months of purchase. The financing party receives the CDSC from the Distributor as reimbursement for the up-front sales commission that has been financed. The CDSC is assessed on an amount equal to the lesser of the offering price at the time of purchase of the shares redeemed and the NAV of shares redeemed at the time of redemption. When Class C Shares are redeemed, the redemption order is processed so that the lowest deferred sales charge is charged, and Class C Shares that are not subject to the deferred sales charge are redeemed first. Any CDSC paid on the redemptions of Class C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. No CDSC is imposed on increases in NAV for Fund shares acquired as reinvested Fund distributions.

The CDSC will be waived for Class C Shares in the following circumstances:

●	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Fund through such plans;

●	Exchanges pursuant to the exchange privilege, as described in “Shareholder Information — Exchange Privilege”;

●	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the required minimum distribution age ;

●	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006;

●	Redemptions made with respect to certain retirement plans sponsored by the Fund;

●

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

●	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;

●	Involuntary redemptions made of shares in accounts with low balances;

●	Redemptions related to the payment of custodial IRA fees, if any; and

●	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

Repurchase of Class A Shares. Reinstatement of Class A Shares at NAV within 90 calendar days of redemption will be achieved manually. Shareholders must provide instruction at the time of purchase of their intent to exercise this privilege. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Reduced Sales Charge – Class A Shares. In addition to the above-described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Fund or its agent may request account statements if it is unable to verify your account information.

26

Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, the Fund will, upon written notification at the time of purchase, combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

Purchasers Qualifying for Reductions in Initial Sales Charges. Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals

-	an individual, his or her spouse, or children residing in the same household;

-	any trust established exclusively for the benefit of an individual;

Trustees and Fiduciaries

-	a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

Other Groups

-

any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Shares of the Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund’s Shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

The Fund does not provide additional information on reduced sales charges on its website because the information is contained in its Prospectus, which will be available on the Fund’s website at www.campbell.com.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”).

General. You may purchase Shares of the Fund at the NAV per Share (plus any applicable sales charges) next calculated after your order is received by the Transfer Agent in good order as described below. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in the Fund is $10,000 for Class I Shares. The minimum initial investment for Class A Shares and Class C Shares is $2,500. The minimum amount for subsequent investments is $500 for Class A Shares. There is no minimum amount for subsequent investments for Class I Shares and Class C Shares. The Fund may accept initial investments of smaller amounts in its sole discretion. You can only purchase Shares of the Fund on days the NYSE is open and through the means described below.

Purchases Through Intermediaries. Shares of the Fund may also be available through certain Service Organizations. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose minimum investment requirements. Service Organizations may also impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the

27

Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund’s NAV (plus any applicable sales charges) next computed after such orders are deemed to have been received by the Service Organization or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) based on the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

In addition, the Fund may enter into agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for networking, sub-transfer agency, sub-administration and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Service Organization or (2) a fixed dollar amount for each account serviced by the Service Organization. The aggregate amount of these payments may be substantial.

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an account application and mailing it to the Fund at the address noted below, together with a check payable to the Fund. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Regular Mail: Campbell Systematic Macro Fund c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Overnight Mail: Campbell Systematic Macro Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Avenue 219252 Kansas City, MO 64105-1307

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Fund. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

28

Initial Investment By Wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:
U.S. Bank National Association
777 East Wisconsin Ave
Milwaukee WI 53202
ABA 075000022
Credit:
U.S. Bancorp Fund Services
Account #112-952-137
For Further Credit to:
Campbell Systematic Macro Fund
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments – By Wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Telephone Purchase. Investors may purchase additional shares of the Fund by calling 1-844-261-6488. If you did not decline this option on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Additional Investments. Additional investments may be made at any time by purchasing Shares at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted above under “Initial Investment by Mail” or by wiring as outlined above under “Initial Investment by Wire.” Initial and additional purchases made by check or electronic funds transfer through the ACH network cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date. The minimum amount for subsequent investments is $500 for Class A Shares. There is no minimum amount for subsequent investments for Class I Shares or Class C Shares.

Retirement Plans/Individual Retirement Acccounts (“IRAs”) The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-844-261-6488 for information on:

●	Individual Retirement Plan, including Traditional IRAs and Roth IRAs

●	Small Business Retirement Plans, including Simple IRAs and SEP IRAs

●	Coverdell Education Savings Accounts

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased “in kind” (i.e., in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s

29

valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund’s total assets and may, subject to Board’s approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board’s approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b.	existing and future clients of financial advisers and planners whose clients already hold Shares of the Fund;

c.	employees of the Adviser and their spouses, parents and children; and

d.	directors of the Company.

Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s Shares will be made in full and fractional Shares of the Fund calculated to three decimal places. Certificates for Shares will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation. The Adviser is authorized to waive the minimum initial investment requirement.

Good Order. A purchase request is considered to be in good order when the purchase request includes the name of the Fund, the dollar amount of shares to be purchased, your account application or investment stub, and a check payable to the Fund. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

30

Redemption of Fund Shares

You may redeem Fund Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can redeem Shares of the Fund only on days the NYSE is open and through the means described below. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption request should be sent to: Campbell Systematic Macro Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252. If sent by overnight mail to: Campbell Systematic Macro Fund, c/o U.S. Bank Global Fund Services, 801 Pennsylvania Avenue 219252, Kansas City, MO 64105-1307.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;

●	For all redemptions in excess of $100,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Nonfinancial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Redemption By Telephone. If you did not decline telephone options on your account application (or requested by subsequent arrangements in writing), and your account has been open for at least 15 days, you may initiate a redemption in any amount up to $100,000 by calling the Transfer Agent at 1-844-261-6488.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded, and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

31

IRA and Other Retirement Plan Redemptions. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-844-261-6488. Investors will be asked whether or not to withhold taxes from any distribution.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account falls below $500 as a result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The Fund may assert the right to redeem your Shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for Shares of the Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC and the Company’s Policy and Procedures Related to the Processing of In-Kind Redemptions. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when the redemption request includes the name of the Fund, the number of shares or dollar amount to be redeemed, the account number, and signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Redemption requests not in good order may be delayed.

Market Timing

In accordance with the policy adopted by the Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

32

Pursuant to the policy adopted by the Board, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, it may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in its judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Exchange Privilege

Beneficial holders with financial intermediary sponsored fee-based programs are eligible to exchange their Shares in a particular share class of the Fund for Shares in a different share class of the Fund if the shareholder meets the eligibility requirements for that class of Shares or the shareholder is otherwise eligible to purchase that class of Shares. You may only exchange between identically registered accounts. Such an exchange will be effected at the NAV of the Shares next calculated after the exchange request is received by the Transfer Agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. Total return can be expected to differ among classes of the Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes. The Fund reserves the right, at its sole discretion, to change or discontinue the exchange privilege, or to temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Fund.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise. The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund’s distributions and dividends, whether received in cash or reinvestment in additional Shares, are subject to U.S. federal tax.

All distributions will be reinvested in additional Fund shares unless you elect to receive cash via one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gains distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

You may change the distribution option on your account at any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

33

More Information About Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income, including all distributions attributable to income of the Subsidiary, will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31st.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as the result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of the Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of those foreign taxes paid by the Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Fund is not eligible or chooses not to make this election the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund (or relevant broker or financial adviser) is required to compute and report to the IRS and furnish to Fund shareholders cost basis information when such shares are sold. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information

34

provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares of the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

Shares of the Fund have not been registered for sale outside of the United States and certain United States territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Taxation of the Subsidiary. There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the Subsidiary will be received free of all Cayman Islands taxes. The Subsidiary is registered as an “exempted company” pursuant to the Companies Act (as amended). The Subsidiary has applied for, and expects to receive, an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Subsidiary, or to the shareholders thereof, in respect of any such property or income.

More information about taxes is contained in the SAI.

Distribution Arrangements

The Board has adopted a Plan of Distribution for Class A Shares and Class C Shares of the Fund (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25%, of the Class A

35

Shares and up to 1.00%, of the Class C Shares, on an annualized basis of the average daily net assets of the Class A Shares and the Class C Shares of the Fund. The actual amount of such compensation under the Plan is agreed upon by the Company’s Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See “Purchases Through Intermediaries” above.

The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

36

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-261-6488 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholder, Inactive Accounts and Unclaimed Property

It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-844-261-6488 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

37

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following consolidated financial highlights are intended to help you understand the Fund’s financial performance since inception. The financial information presented for each applicable period prior to June 1, 2020 is that of the Predecessor Fund. The Fund is the accounting successor to the Predecessor Fund as a result of the reorganization of the Predecessor Fund into the Fund following the close of business on May 29, 2020. The Fund has adopted the financial statements of the Predecessor Fund. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended August 31, 2025, has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s consolidated financial statements, is included in the Fund’s annual financial statements on Form N-CSR, which is available, without charge, upon request. The information for the years ended August 31, 2024, 2023, 2022 and 2021 was audited by the Fund’s prior independent registered public accounting firm.

38

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$9.53	$9.37	$10.65	$8.76	$7.55
Net investment income/(loss)(1)	0.20	0.25	0.16	(0.11)	(0.16)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts(2)	0.09	0.04	(0.05)	2.57	1.37
Net increase/(decrease) in net assets resulting from operations	0.29	0.29	0.11	2.46	1.21
Dividends and distributions to shareholders from:
Net investment income	(0.12)	(0.13)	(0.20)	(0.48)	—
Net realized capital gain	(0.13)	—	(1.19)	(0.09)	—
Total dividends and distributions to shareholders	(0.25)	(0.13)	(1.39)	(0.57)	—
Net asset value, end of period	$9.57	$9.53	$9.37	$10.65	$8.76
Total investment return(3)	3.06%	3.15%	0.93%	30.09%	16.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,105	$53,942	$61,813	$65,549	$12,613
Ratio of expenses to average net assets with waivers and reimbursements and/or recoupments (4)	2.00%	2.00%	2.00%	2.00%	2.03%
Ratio of expenses to average net assets without waivers and reimbursements and/or recoupments (5)	2.09%	2.09%	2.12%	2.16%	2.36%
Ratio of net investment income/(loss) to average net assets	2.09%	2.67%	1.71%	(1.32)%	(1.93)%
Portfolio turnover rate(6)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s Shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(4) Ratio of net expenses to average net assets excluding interest expense	2.00%	2.00%	2.00%	2.00%	2.00%
(5) Ratio of gross expenses to average net assets excluding interest expense	2.09%	2.09%	2.12%	2.16%	2.33%

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

39

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$8.88	$8.72	$10.02	$8.38	$7.28
Net investment income/(loss)(1)	0.12	0.17	0.09	(0.20)	(0.21)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts(2)	0.08	0.04	(0.05)	2.45	1.31
Net increase/(decrease) in net assets resulting from operations	0.20	0.21	0.04	2.25	1.10
Dividends and distributions to shareholders from:
Net investment income	(0.04)	(0.05)	(0.15)	(0.52)	—
Net realized capital gain	(0.13)	—	(1.19)	(0.09)	—
Total dividends and distributions to shareholders	(0.17)	(0.05)	(1.34)	(0.61)	—
Net asset value, end of period	$8.91	$8.88	$8.72	$10.02	$8.38
Total investment return(3)	2.26%	2.38%	0.22%	29.13%	15.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,196	$18,205	$18,610	$15,654	$9,079
Ratio of expenses to average net assets with waivers and reimbursements and/or recoupments (4)	2.75%	2.75%	2.75%	2.75%	2.78%
Ratio of expenses to average net assets without waivers and reimbursements and/or recoupments (5)	2.84%	2.84%	2.87%	2.91%	3.11%
Ratio of net investment income/(loss) to average net assets	1.34%	1.92%	0.96%	(2.07)%	(2.67)%
Portfolio turnover rate(6)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s Shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(4) Ratio of net expenses to average net assets excluding interest expense	2.75%	2.75%	2.75%	2.75%	2.75%
(5) Ratio of gross expenses to average net assets excluding interest expense	2.84%	2.84%	2.87%	2.91%	3.08%

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

40

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	For the Year Ended August 31, 2024	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$9.66	$9.51	$10.77	$8.90	$7.65
Net investment income/(loss)(1)	0.23	0.27	0.20	(0.09)	(0.14)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts(2)	0.09	0.04	(0.05)	2.59	1.39
Net increase/(decrease) in net assets resulting from operations	0.32	0.31	0.15	2.50	1.25
Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.16)	(0.22)	(0.54)	—
Net realized capital gain	(0.13)	—	(1.19)	(0.09)	—
Total dividends and distributions to shareholders	(0.28)	(0.16)	(1.41)	(0.63)	—
Net asset value, end of period	$9.70	$9.66	$9.51	$10.77	$8.90
Total investment return(3)	3.38%	3.42%	1.25%	30.35%	16.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,892,627	$1,172,732	$783,009	$555,072	$119,324
Ratio of expenses to average net assets with waivers and reimbursements and/or recoupments (4)	1.75%	1.75%	1.75%	1.75%	1.78%
Ratio of expenses to average net assets without waivers and reimbursements and/or recoupments (5)	1.84%	1.84%	1.87%	1.91%	2.11%
Ratio of net investment income/(loss) to average net assets	2.34%	2.92%	1.96%	(1.07)%	(1.68)%
Portfolio turnover rate(6)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s Shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(4) Ratio of net expenses to average net assets excluding interest expense	1.75%	1.75%	1.75%	1.75%	1.75%
(5) Ratio of gross expenses to average net assets excluding interest expense	1.84%	1.84%	1.87%	1.91%	2.08%

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

41

PRIVACY NOTICE
FACTS	WHAT DOES THE CAMPBELL SYSTEMATIC MACRO FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Systematic Macro Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Campbell Systematic Macro Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Questions?	Call 1-844-261-6488

What we do
How does the Campbell Systematic Macro Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Campbell Systematic Macro Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Campbell Systematic Macro Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Campbell Systematic Macro Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Campbell Systematic Macro Fund does not jointly market.

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION ABOUT THE FUND

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund will be available free of charge, upon request, including:

Annual/Semi-Annual Reports: These reports, when available, will contain additional information about the Fund’s investments. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”): The Fund’s SAI, dated February 28, 2025, has been filed with the SEC. The SAI, which includes additional information about the Fund, and the Fund’s Annual and Semi-Annual Reports, may be obtained free of charge by calling 1-844-261-6488 or by visiting www.campbell.com. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

Shareholder Inquiries: Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9:00 a.m. to 8:00 p.m. (Eastern Time) Monday-Friday. Call: 1-844-261-6488.

Purchases and Redemptions: Call your registered representative or 1-844-261-6488.

Written Correspondence:

P.O. Box Address:
Campbell Systematic Macro Fund
c/o U.S. Bank Global Fund Services

PO Box 219252
Kansas City, MO 64121-9252

Street Address:
Campbell Systematic Macro Fund
c/o U.S. Bank Global Fund Services

801 Pennsylvania Avenue 219252
Kansas City, MO 64105-1307

Securities and Exchange Commission: You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05518

Camp-012-25

STATEMENT OF ADDITIONAL INFORMATION

CAMPBELL SYSTEMATIC MACRO FUND

a series of THE RBB FUND, INC.

Class A (TICKER: EBSAX)

Class I (TICKER: EBSIX)

Class C (TICKER: EBSCX)

December 31, 2025

Investment Adviser:

CAMPBELL & COMPANY INVESTMENT ADVISER LLC

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of three classes, Class A Shares, Class I Shares, and Class C Shares (the “Shares”), representing interests in the Campbell Systematic Macro Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus and should be read only in conjunction with the Fund’s Prospectus dated December 31, 2025 (the “Prospectus”) and the Fund's annual report on Form N-CSR for the fiscal year ended August 31, 2025 (the “Annual Report”). A copy of the Prospectus and Annual and Semi-Annual Reports may be obtained free of charge by calling toll-free 1-844-261-6488. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

GENERAL INFORMATION	1
INVESTMENT OBJECTIVE	1
PRINCIPAL INVESTMENT POLICIES AND RISKS	1
NON-PRINCIPAL INVESTMENT POLICIES AND RISKS	21
INVESTMENT LIMITATIONS	24
DISCLOSURE OF PORTFOLIO HOLDINGS	25
PORTFOLIO TURNOVER	26
MANAGEMENT OF THE COMPANY	26
CODE OF ETHICS	37
PROXY VOTING	37
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	38
INVESTMENT ADVISORY AND OTHER SERVICES	39
INVESTMENT ADVISER	39
THE PORTFOLIO MANAGERS	41
ADMINISTRATION AND ACCOUNTING AGREEMENT	44
CUSTODIAN AGREEMENT	45
TRANSFER AGENCY AGREEMENT	45
DISTRIBUTION AGREEMENT	46
PAYMENTS TO FINANCIAL INTERMEDIARIES	48
FUND TRANSACTIONS	49
PURCHASE AND REDEMPTION INFORMATION	51
TELEPHONE TRANSACTION PROCEDURES	57
VALUATION OF SHARES	57
TAXES	58
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	60
MISCELLANEOUS	61
CONSOLIDATED FINANCIAL STATEMENTS	61
APPENDIX A	A-1

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Campbell Systematic Macro Fund (the “Fund”), a non-diversified portfolio. Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the investment adviser to the Fund.

The Fund previously commenced operations on March 4, 2013, as the Equinox Campbell Strategy Fund (the “Predecessor Fund”), a series of the Equinox Funds Trust. Substantially all of the assets of the Predecessor Fund, which was sub-advised by the Adviser, were transferred to the Fund in a tax-free reorganization (the “Reorganization”) that occurred following the close of business on May 29, 2020. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Financial and performance information included herein for periods prior to May 29, 2020, is that of the Predecessor Fund.

INVESTMENT OBJECTIVE

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund seeks capital appreciation over the medium to long-term. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Company’s Board of Directors (the “Board”) without a vote of the shareholders. There can be no guarantee that the Fund will achieve its investment objective. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

PRINCIPAL INVESTMENT POLICIES AND RISKS

Commodity-Linked Investments. The Fund may attempt to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked derivative instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets. Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities and changes in interest rates as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease (including pandemics), embargoes or other trade barriers, and acts of war or terrorism.

The Fund may invest in commodity-linked derivative instruments such as commodity-linked structured notes. The Fund may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on some multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the Fund earns from these notes as compared to the index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as the Secured Overnight Financing Rate or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices.

1

Corporate Obligations. The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity of debt securities. See Appendix A to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value ("NAV"), cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser.

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund may invest will cause the NAV of the Fund to fluctuate. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

2

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities.

●	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

3

Foreign Markets. Foreign investments involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with more or less foreign government regulations; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the instruments, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign financial exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of financial exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Although the Fund may invest in instruments denominated in foreign currencies, the Fund values its assets in U.S. dollars. As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s investments in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s investments in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency. The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Fund may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations but pay interest in U.S. dollars and are typically issued in the United States.

4

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and the EU signed the Trade and Cooperation Agreement ("TCA") on December 30, 2020, which was applied provisionally as of January 1, 2021, and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Forward Foreign Currency Transactions. The Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates or to seek to increase total return. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

5

The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in financial instruments denominated or quoted in a different currency or to seek to increase total return. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

At the consummation of the forward contract, the Fund may terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund’s transactions in forward contracts will be limited to those described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated instruments, and the Fund will not do so unless deemed appropriate by the Adviser.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company's use of derivatives and certain related investments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

6

The Fund or its wholly-owned and controlled Cayman Islands subsidiary, Campbell Systematic Macro Offshore Limited (the “Subsidiary”), through which the Fund may invest, may enter into agreements with a futures commission merchant (“FCM”), which require the FCM to accept physical settlement for certain financial instruments.

If the Fund uses forward contracts as a method of protecting the value of the Fund’s investments against a decline in the value of a currency, this does not eliminate fluctuations in the underlying prices of the investments. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks or to seek to increase total return, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund’s foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of financial instruments held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

The Fund and the Subsidiary, through which the Fund invests, are subject to regulation by the Commodity Futures Trading Commission ("CFTC") as commodity pools and the Adviser’s parent, Campbell & Company, LP (“Campbell & Company”) is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (“CEA”). Campbell & Company does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of futures or options that the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

7

Additionally, starting January 1, 2023, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative position limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified currency amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally, contracts are closed out prior to the expiration date of the contract.

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled "Forward Foreign Currency Transactions" above for additional information.

The Fund or the Subsidiary may enter into agreements with a FCM that require the FCM to accept physical settlement for certain financial instruments.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the instruments held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

8

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitation. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

Global regulatory changes could adversely affect the Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the U.S., and the European Market Infrastructure Regulation (“EMIR”) in the EU (among others), grant prudential and financial regulators (notably the SEC and CFTC in the U.S. and European Securities and Markets Authority in the EU) the jurisdictional and rulemaking authority necessary to impose comprehensive regulations on the over-the-counter (“OTC”) and cleared derivatives markets. These regulations include, but are not limited to, requirements relating to disclosure, trade processing, trade reporting, margin and registration requirements. Under the Dodd-Frank Act, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Requirements for posting of initial margin in connection with OTC swaps were phased-in through 2020. The implementation of these margin requirements with respect to OTC swaps, as well as the other types of regulations described above and other global regulatory initiatives, could adversely impact the Fund by increasing transaction costs and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that the Fund trades. Other potentially adverse regulatory obligations can develop suddenly and be imposed without notice.

●	Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

9

●	Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

●	Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

●	Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Act, swaps may in the future be subject to increased regulation. Such regulation may limit the Fund's ability to use swaps and increase the cost of using swaps. The Fund is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled "Forward Foreign Currency Transactions" above for additional information.

10

Investing in Emerging Countries, including Asia and Eastern Europe. The Fund intends to have exposure to emerging markets due to its investments in certain stock index futures and foreign exchange instruments. The financial markets of emerging countries are less liquid and have far fewer trading volumes than the developed markets.

Emerging country financial markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership by a limited number of investors. The markets in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded instruments in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the financial markets of developed countries. The limited size of many of these markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country markets may also affect the Fund’s ability to accurately value its portfolio holdings or to acquire or dispose of instruments at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed financial markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the financial markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions that require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, and other developed financial markets. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

11

The Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian and/or Ukrainian securities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. The Fund’s income and, in some cases, capital gains from foreign investments will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes.”

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the instrument or, if the Fund has entered into a contract to sell the instrument, could result in possible liability to the purchaser.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and Fund have entered into a fee waiver and/or expense reimbursement agreement.

12

Margin Deposits and Cover Requirements. Unlike the purchase or sale of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Subsidiary will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Forward Foreign Currency Transactions” above for additional information.

Options. The Fund may purchase and write put and call options on indices, currencies, commodities or other financial instruments and enter into related closing transactions. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying instrument at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying instrument at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates or to seek and increase in total return. Call options on foreign currency written by the Fund will be “covered” as set out below.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

13

The Fund or the Subsidiary may enter into agreements with a FCM which require the FCM to accept physical settlement for certain financial instruments. Similarly, the Fund or Subsidiary may enter into agreements with counterparties which require the counterparty to settle currency forward contracts in US Dollar, rather than the deliverable currency.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same instrument with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying instrument until the option expires or the Fund delivers the instrument upon exercise.

The Fund may purchase put and call options to protect against a decline in the market value of the holdings in its portfolio, to anticipate an increase in the market value of instruments that the Fund may seek to purchase in the future or to seek to increase total return. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying instruments are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s instruments or by a decrease in the cost of acquisition of instruments by the Fund.

The Fund may write covered call options as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying instruments do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying instruments to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying instruments at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying instrument. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying instrument and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual instruments, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the instruments underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying instrument.

14

Pandemic Risk. Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions lead to instability in the market place, including stock market losses and overall volatility, as occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or the Fund’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons.

Portfolio Turnover Rate. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the “SEC”) rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments which are excluded for purposes of computing portfolio turnover.

Restricted and Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act (the "Liquidity Rule"), the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid investments may include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate and currency swaps; interest rate caps; floors and collars; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted or other illiquid investments because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "Securities Act") but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

15

The Adviser will monitor the liquidity of Restricted Securities held by the Fund under the supervision of the Board. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Fund’s investment objective, the Fund may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid investments or restricted securities.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

Short Sales. As consistent with the Fund’s investment objective, the Fund may engage in short sales that are “uncovered.”

Uncovered short sales are transactions under which the Fund sells an instrument it does not own. To complete such a transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing the instrument at the market price at the time of the replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

16

The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. A Fund may purchase call options to provide a hedge against an increase in the price of an instrument sold short by the Fund. See the section entitled “Options” above.

Short Sales “Against the Box.” In addition to the short sales discussed above, the Fund may make short sales “against the box,” transactions in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

Special Note Regarding Market Events. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund's business, they could adversely affect the Fund's business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund's business and the business of the Fund's competitors over the long term, the Fund will not know if, overall, it will benefit from them or be negatively affected by them.

Further, in certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund's inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund's performance, and cause losses on your investment in the Fund.

17

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund, underlying funds, and issuers in which the Fund invests. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund, underlying funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund, underlying funds, and issuers in which the Fund invests.

Subsidiary Risk. The Fund intends to make investments through the Subsidiary of the Fund (Campbell Systematic Macro Offshore Limited). Investment in the Subsidiary is expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of Subtitle A, Chapter 1, of the Code. The Subsidiary is organized under the acts of the Cayman Islands. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

It is expected that the Subsidiary will invest primarily in derivative instruments, such as, commodity futures contracts, non-commodity futures contracts, such as equity index, government bond, fixed income and foreign exchange futures contracts, commodity and non-commodity swap agreements. The Subsidiary may also invest in fixed income securities and money market instruments, cash and cash equivalents with two years or less term to maturity, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Fund’s investment in the Subsidiary may vary depending on the types of instruments selected by the Adviser to gain exposure to the commodities markets. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with the above mentioned derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws or acts of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders.

Tax Risk. The Fund intends to qualify annually to be treated as a regulated investment company under the Code. To qualify as a regulated investment company under the Code, the Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities, including income from the Fund’s investment in its Subsidiary, is Qualifying Income is unclear. The Internal Revenue Service (“IRS”) has issued a ruling that income realized from certain types of commodity-linked derivatives would not be Qualifying Income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the Code for qualification as a regulated investment company, but there is a risk that the IRS could assert that the income derived from the Fund’s investment in the Subsidiary and certain commodity-linked structured notes will not be considered Qualifying Income. The IRS has finalized Treasury Regulations that provide that the income from a foreign subsidiary that is a controlled foreign corporation is qualifying income for purposes of a fund remaining qualified as a regulated investment company for U.S. federal income tax purposes (1) to the extent the income is actually distributed by the foreign subsidiary to the regulated investment company each year and (2) even if not distributed currently, to the extent the income is derived with respect to the fund's business of investing in stock, securities or currencies. If the Fund’s income from these types of securities and from the Subsidiary is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a regulated investment company under the Code. Moreover, an investment in a subsidiary generally may not exceed 25% of the value of the gross assets of the Fund at the end of each quarter of the Fund’s taxable year. If the Subsidiary does exceed 25% of the value of the gross assets of the Fund, in any quarter, the Fund may fail to qualify as a regulated investment company under the Code. See “Taxes” below for additional information related to these restrictions.

18

Temporary Defensive Positions. In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short-term U.S. government securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

U.S. Government Securities. The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

The Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

19

●	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

●	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

●	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

●	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets and ultimately the Fund.

20

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Artificial Intelligence. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Investment Company Shares. The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its investments in exchange-traded funds ("ETFs").

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, the Fund may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1-4 including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements and limits on most three-tier fund structures.

Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation that enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Risk Considerations of Lower Rated Securities. The Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s Investors Service, Inc. or B by S&P Global Ratings (“S&P”) (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in the Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

21

The Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. The Fund may invest in high yield debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. Since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a fixed income security owned by the Fund defaulted, the Fund could incur additional expenses in attempting to obtain a recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the Fund’s NAV to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets, to the extent it holds such fixed income securities. In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s ability to accurately value such securities and the Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

22

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the current market value of the loaned domestic securities (105% of loaned foreign securities) by marking to market daily.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund does not have the right to vote loaned securities. The Fund will attempt to call all loaned securities back to permit the exercise of voting rights on material matters, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Structured Securities. The Fund may invest in structured securities to the extent consistent with its investment objective. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

The Fund’s Service Providers Could Fail. The institutions with which the Fund or Subsidiary trades or invests may encounter financial difficulties that impair the operational capabilities or the capital position of the Fund. A futures broker is generally required by U.S. law to segregate all funds received from such broker’s customers from such broker’s proprietary assets. If the futures broker did not do so to the full extent required by law, the assets of the Fund might not be fully protected in the event of the bankruptcy of the futures broker. Furthermore, in the event of the futures broker’s bankruptcy, the Fund or Subsidiary could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, Treasury bills deposited by the Fund with the futures broker as margin) was held by the futures broker.

23

Although the Adviser regularly monitors the financial condition of the counterparties it uses, if the counterparties were to become insolvent or the subject of liquidation proceedings in the United States (either under the Securities Investor Protection Act of the United States Bankruptcy Code), there exists the risk that the recovery of the Fund’s or subsidiary’s assets from such counterparty will be delayed or be a value less than the value of the assets originally entrusted to such counterparty.

Failure to Receive Timely and Accurate Market Data from Third Party Vendors Could Cause Disruptions or the Inability to Trade. The Adviser’s strategies are dependent to a significant degree on the receipt of timely and accurate market data from third party vendors. Accordingly, the failure to receive such data in a timely manner or the receipt of inaccurate data, whether due to acts or omissions of such third party vendors or otherwise, could disrupt trading to the detriment of the Fund or make trading impossible until such failure or inaccuracy is remedied. Any such failure or inaccuracy could, in certain market conditions, cause the Fund to experience significant trading losses, effect trades in a manner which it otherwise would not have done, or miss opportunities for profitable trading. For example, the receipt of inaccurate market data may cause the Adviser to establish (or exit) a position which it otherwise would not have established (or exited), or fail to establish (or exit) a position which it otherwise would have established (or exited), and any subsequent correction of such inaccurate data may cause the Adviser to reverse such action or inaction, all of which may ultimately be to the detriment of the Fund.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise noted, the Fund’s investment goals and strategies described in the Prospectus may be changed by the Board without the approval of the Fund’s shareholders.

Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment limitation. In the case of borrowing, however, the Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets.

The Fund will not:

1.	Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

24

3.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, Board, officers, or third-party service provider, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, Form N-PORT or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”); PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Fund’s proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

25

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third-party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders. The Fund’s portfolio turnover rate is calculated by the value of the investment securities purchased or sold, excluding all instruments whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments, including options and futures contracts, with remaining maturities of less than one year are excluded from the portfolio turnover rate. If such instruments were included, the Fund's portfolio turnover rate would be higher. The Fund's portfolio turnover rate was 0% and 0% for the fiscal years ended August 31, 2025 and August, 31, 2024 respectively.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

26

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities. .

27

Directors, Advisory Board Members, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).

28

Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 65	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A

29

Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A

30

Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

31

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

32

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s CCO. The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director and Advisor Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Funds and in all of the portfolios of the Company and The RBB Fund Trust (together, the "Fund Complex") (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including the amounts through the deferred compensation plan:

33

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	$1-$10,000	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTORS
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Directors’, Advisory Board Members’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

34

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $26,043 from the Fund and $1,060,000 in aggregate from all series of the Fund Complex for its services. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary, and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund Complex in the following amounts:

35

Name of Director/Officer	Aggregated Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$ 19,014	N/A	$ 406,250
Lisa A. Dolly, Director	$ 16,866	N/A	$ 363,750
Nicholas A. Giordano, Director	$ 17,253	N/A	$ 369,250
Arnold M. Reichman, Director and Chair	$ 21,998	N/A	$ 476,750
Robert A. Straniere, Director(1)	$ 3,086	N/A	$ 101,250
Martha A. Tirinnanzi, Director	$ 15,850	N/A	$ 336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$ 21,773	N/A	$ 466,750
Brian T. Shea, Director	$ 17,877	N/A	$ 380,500
Disinterested Advisory Board Members
Eugene Podsiadlo(2)	None	N/A	$0
Officers:
Steven Plump, President	$ 25,466	N/A	$ 424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$ 32,735	N/A	$ 546,000
Craig Urciuoli, Director of Marketing & Business Development	$ 26,065	N/A	$ 434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$ 11,991	N/A	$ 200,000

(1)	Mr. Straniere retired from his role as a Director effective January 2025.
(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

36

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex
Julian Brodsky, Emeritus Director	$4,610	N/A	$106,250
Robert A. Straniere, Emeritus Director	$5,022	N/A	$84,375

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Adviser, subject to the Board’s continuing oversight.  The Fund and the Adviser have agreed that the Adviser will abstain from voting any proxies received.

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX.  The Fund’s proxy voting record for the most recent 12 month period ended June 30th will be available upon request by calling 1-844-261-6488 or by writing to the Fund at: Campbell Systematic Macro Fund, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252 . The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

37

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2025, the entities listed below were owners of record of approximately 5% or more of the total outstanding shares of the Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Class	Shareholder and Address	Percentage of Class Owned
Class A	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	51.39%
	Raymond James Omnibus for Mutual Funds 880 Carillon Pkwy St. Petersburg, FL 33716-1102	13.13%
	National Financial Services LLC 499 Washington Blvd Fl 4th Jersey City, NJ 07310-2010	7.92%
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 250 Nicollet Mall Ste 1800 Minneapolis, MN 55401-7554	6.06%
	LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	6.03%
	Ameriprise Financial Services Inc 369 Ameriprise Financial Ctr Minneapolis, MN 55474-0003	5.06%
Class I	National Financial Services LLC 499 Washington Blvd Fl 4th Jersey City, NJ 07310-2010	21.48%
	LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	20.67%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	17.43%

38

Class	Shareholder and Address	Percentage of Class Owned
	UBS WM USA Omni Accounts M/F Attn: Department Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	12.02%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1102	11.04%
	Ameriprise Financial Services Inc 369 Ameriprise Financial Ctr Minneapolis, MN 55474-0003	5.94%
Class C	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1102	29.21%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	22.25%
	Ameriprise Financial Services Inc 369 Ameriprise Financial Ctr Minneapolis, MN 55474-0003	19.59%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	6.80%
	LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	6.66%
	National Financial Services LLC 499 Washington Blvd FL 4th Jersey City, NJ 07310-2010	6.23%
	UBS WM USA Omni Accounts M/F Attn: Department Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	5.91%

As of December 1, 2025, Directors and Officers as a group owned less than 1% of the outstanding shares of each class of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

The Adviser is located at 2850 Quarry Lake Drive Suite 100, Baltimore, MD 21209. The Adviser was founded in 2005. The Adviser is registered as an investment adviser with the SEC and as a Commodity Trading Adviser (“CTA”) with the CFTC and is a member of the National Futures Association (“NFA”).

39

The Adviser is a wholly-owned subsidiary of Campbell & Company, LP (“Campbell & Company”). Campbell & Company LLC is the General Partner of Campbell & Company. Campbell & Company is majority-owned by its senior executives and employees. Campbell & Company and its predecessor organization, Campbell & Company, Inc., were formed in 1972 and have over fifty years of experience in creating and managing alternative investment vehicles. Campbell & Company is registered with the CFTC as a CPO and a CTA. Campbell & Company is a member of the NFA in such capacities. The Adviser has appointed Campbell & Company as the Fund’s CPO. Campbell & Company’s officers are: Dr. Kevin Cole, Chief Executive Officer and Chief Investment Officer; Thomas P. Lloyd, General Counsel and Chief Compliance Officer; and John R. Radle, Chief Operating Officer.

The Adviser also serves as the investment adviser to the Subsidiary, Campbell Systematic Macro Offshore Limited, a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands as an exempted company, pursuant to an investment advisory agreement with the Subsidiary. The Adviser does not receive additional compensation for its management of the Subsidiary. Although the Subsidiary is not registered under the 1940 Act, the Adviser complies with provisions of the 1940 Act relating to investment advisory contracts with respect to the Subsidiary.

Advisory Agreement with the Company. The Adviser renders advisory services to the Fund pursuant to an investment advisory agreement (“Advisory Agreement”).

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services to the Fund, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 1.64% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.00%, 1.75%, and 2.75% of the Fund's average daily net assets for Class A Shares, Class I Shares, and Class C Shares, respectively. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 2.00%, 1.75%, and 2.75%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, and may not be terminated without the approval of the Company’s Board.

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities and other investments, including futures contracts, forward contracts, swaps, and options, purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value the Fund’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

40

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

For the fiscal years ended August 31, 2025, August 31, 2024, and August 31, 2023. the Fund paid the Adviser the following fees:

Fiscal Period/Year Ended	Gross Advisory Fee	Advisory Fee Waived	Expense Reimbursement	Net Advisory Fee
August 31, 2025	$27,437,806	$(1,446,663)	$—	$25,991,143
August 31, 2024	$16,918,761	$(944,150)	$—	$15,974,611
August 31, 2023	$12,914,691	$(951,565)	$—	$11,963,126

As of August 31, 2025, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2026	August 31, 2027	August 31, 2028	Total
$34,279	$951,565	$1,446,663	$2,432,507

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

41

Fund Shares Owned by the Portfolio Managers. As of August 31, 2025, Dr. Kevin Cole, Dr. Grace Lo and Mr. John Radle did not own shares of the Fund.

Other Accounts. As of August 31, 2025, Dr. Cole, Dr. Lo and Mr. Radle were jointly responsible for the day-to-day management of certain other accounts as listed in the following table.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Dr. Kevin Cole	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	11	$3.6 billion	8	$3.0 billion
	Other Accounts:	6	$517 million	5	$458 million
Dr. Grace Lo	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	11	$3.6 billion	8	$3.0 billion
	Other Accounts:	6	$517 million	5	$458 million
John R. Radle	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	11	$3.6 billion	8	$3.0 billion
	Other Accounts:	6	$517 million	5	$458 million

Compensation. The Adviser compensates the Fund’s portfolio managers for their management of the Fund. As of the date of this SAI, the portfolio managers’ compensation consists of a cash base salary and a bonus. The bonuses of the portfolio managers have two components. The first component is a formulaic calculation based on the net income of the Adviser’s parent. The second component is discretionary, based on the performance of the Adviser (which is, in part, dependent on the performance of the Fund, and therefore in part based on the value of the Fund’s net assets and other client accounts they are managing), its parent, and the portfolio manager. The portfolio managers are all indirect owners of the Adviser’s parent, Campbell & Company.

Conflicts of Interests. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Campbell has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated.

42

The Adviser, its affiliates and their respective employees manage other investment funds that may pursue investment objectives similar to, or materially different from, those of the Fund. The Adviser, its affiliates and their respective employees may also manage discretionary accounts in which the Fund will have no interest, some of which may have investment objectives similar to, or materially different from, those of the Fund. Conflicts of interest among the Fund and any such affiliated entities may include, but are not limited to, those described herein.

Principals of the Adviser and its affiliates may trade futures, forward and options contracts for his or her own account. In addition, the Adviser and its affiliates manage proprietary accounts for itself, its deferred compensation plan and for certain principals and employees. There are written procedures that govern proprietary trading by principals and employees. For instance, the Adviser and its affiliates have implemented employee trading policies that prohibit employee trading in futures and options on futures unless consent is given to the employee in writing. Such consent will only be given on a case by case basis. All employees must preclear all trades in equities, equity options, equity indices or equity index options through a computer-based system. The proposed trades are compared to a restricted list that includes positions traded in material amounts. The daily feed received from its approved brokerage firms is compared against the preclearance lists to assure compliance. A conflict of interest exists if proprietary trades are executed and cleared at more favorable rates than trades executed and cleared on behalf of the Fund. It is the Adviser’s policy to objectively allocate trade executions that afford each account the same likelihood of receiving favorable or unfavorable executions over time.

Conflicts of interest may also arise from the fact that the Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds and discretionary accounts, in which the Fund will have no interest. The Adviser may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may use the same or different information and trading strategies as those which are utilized on behalf of the Fund, may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund. The Adviser may give advice and recommend securities to, or buy or sell securities for, the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Fund. The performance of the Fund may be adversely affected by the manner in which particular orders are entered for all accounts managed by and customers of the Adviser.

The Adviser may determine that an investment opportunity is appropriate for a particular investment fund or discretionary account that it manages or for itself, but not for the Fund. Situations may arise in which private investment funds managed by the Adviser or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. To the extent that entities affiliated with the Adviser trade pursuant to portfolios other than that which is traded on behalf of the Fund, the Fund may not participate in certain investment opportunities pursued by such other portfolios. The Adviser, its affiliates, their respective employees and other investment funds or discretionary accounts, other than the Fund, managed by the Adviser or its affiliates may invest on terms more favorable than those available to the Fund and may act in ways adverse to the interest of the Fund. The Adviser and its affiliates regard their analyses as proprietary and confidential, and the Adviser will not disclose its analyses, opinions or purchase and sale activities on behalf of the Fund, except to Shareholders in the periodic reports distributed by the Fund.

The Adviser and its affiliates are major participants in the global currency, equity, commodity, fixed income, derivative and other markets. As such, the Adviser and its affiliates are actively engaged in transactions in the same securities and other instruments in which the Fund may invest. The Adviser and its affiliates are not under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Adviser and its affiliates may indirectly compete with the Fund for appropriate investment opportunities, or engage in trading activities, either for its proprietary account or on behalf of other clients, that is detrimental to the trading positions of the Fund. The proprietary activities or other portfolio strategies of the Adviser or its affiliates, or the activities or strategies used for other accounts managed by the Adviser or its affiliates, could conflict with the transactions and strategies employed on behalf of the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests.

43

The Adviser may invest the Fund’s cash reserve in investment funds managed or maintained by the Adviser or its affiliates, to the extent permitted by applicable law. In such event, the Fund pays any expenses and fees associated with such investment, including any fees payable to the Adviser or its affiliates. Accordingly, the Adviser has a conflict of interest in evaluating any such investment.

Market quotations regarding certain investments by the Adviser may not always be available. In such cases, valuations of such Fund investments may be made by the Adviser, as the Fund's valuation designee, in accordance with the Fund’s valuation procedures. The Adviser will have a conflict of interest in making certain valuations, because any such valuation will affect the Fund’s NAV and, consequently, the amount of advisory fee that the Adviser receives for its services. See the section entitled "Valuation of Shares" below for additional information.

Other present and future activities of the Adviser or its affiliates may give rise to additional conflicts of interest.

ADMINISTRATION AND ACCOUNTING AGREEMENT

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as fund administrator to the Fund pursuant to a fund administration servicing agreement and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”). Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company.

44

For the fiscal years ended August 31, 2025, August 31, 2024, and August 31, 2023, the Fund paid Fund Services certain administrative services and accounting services as shown in the following table:

Fiscal Year Ended	Fund Administration and Accounting Fees
August 31, 2025	$246,739
August 31, 2024	$193,237
August 31, 2023	$206,587

CUSTODIAN AGREEMENT

U.S. Bank, N.A., 1555 North River Center Drive, Milwaukee, Wisconsin, 53212 (the “Custodian”), is Custodian of the Fund’s and of the Subsidiary’s assets pursuant to a custodian agreement (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio investments on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio investments; and (e) makes periodic reports to the Board concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any affiliate, sub-custodian or domestic sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a fee based on the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund. The Custodian and Fund Services are affiliates.

The Custodian also served as the custodian for the Predecessor Fund.

TRANSFER AGENCY AGREEMENT

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”), under which Fund Services: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Fund. Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate of Fund Services. For its services to the Fund under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Fund and the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, Fund Services provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

Fund Services also served as the Transfer Agent for the Predecessor Fund.

45

DISTRIBUTION AGREEMENT

Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”), whose principal business address is 190 Middle Street, Suite 301, Portland Maine 04101, serves as the underwriter to the Fund pursuant to the terms of a distribution agreement (the “Distribution Agreement”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Company or the Adviser.

Under the Distribution Agreement with the Company, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services. Campbell & Company pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Class I Shares. Pursuant to the Distribution Agreement, Quasar Distributors, LLC acts as the agent of the Company in connection with the continuous offering of the Fund’s shares. Quasar Distributors, LLC continually distributes shares of the Fund on a best efforts basis. Quasar Distributors, LLC has no obligation to sell any specific quantity of Fund shares. Quasar Distributors, LLC and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company. Quasar Distributors, LLC does not receive compensation from the Company for the distribution of the Fund’s Class I Shares; however, Campbell & Company pays an annual fee to Quasar Distributors, LLC as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

46

Class A Shares and Class C Shares. Pursuant to the Distribution Agreement and the related Plans of Distribution for Class A Shares and Class C Shares (together, the “Plans”), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will act as the agent of the Company in connection with the continuous offering for the sale of the Fund’s Class A Shares and Class C Shares, respectively. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company. Payments to the Distributor under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of Class A Shares and Class C Shares, including advertising, printing and mailing of prospectuses to other than current shareholders, compensation of underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Class A Shares and Class C Shares of the Fund at the annual rates set forth in the Prospectus.

Among other things, the Plans provide that: (1) the Distributor shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund’s Class A Shares and Class C Shares under the respective Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

47

For the fiscal year ended August 31, 2025, the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Incurred by the Fund's Class A Shares During the Fiscal Year Ended August 31, 2025

Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$145,227
Compensation to sales personnel	$0
Other	$0
Total	$145,227

Actual 12b-1 Expenditures Incurred by the Fund's Class C Shares During the Fiscal Year Ended August 31, 2025

Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$212,476
Compensation to sales personnel	$0
Other	$0
Total	$212,476

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

48

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts they manage, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. There were no securities held by the Fund of its regular broker-dealers as of the end of the most recent fiscal year.

49

The table below sets forth the brokerage commissions incurred by the Fund and Predecessor Fund during the fiscal years ended August 31, 2025, August 31, 2024, and August 31, 2023.

Fiscal Year Ended August 31, 2023(1)	Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2025
$1,718,487	$2,693,624	$8,504,158

(1)	The Fund’s brokerage commissions increased in the fiscal year ended August 31, 2025 compared to the fiscal year ended August 31, 2024, and for the fiscal year ended August 31, 2024 compared to the fiscal year ended August 31, 2023, in both cases as a result of an increase in the Fund’s net assets during the preceding respective fiscal year.

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

50

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) under the 1934 Act.

PURCHASE AND REDEMPTION INFORMATION

Read the Fund’s Prospectus for information regarding the purchase and redemption of Fund shares, including, in the case of Class A Shares, any applicable sales load charges. The following information supplements information in the Fund’s Prospectus.

You may purchase shares through an account maintained by your brokerage firm, financial institutions and industry professionals and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or the Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

51

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Class A Shares of the Fund may be subject to sales charge waivers as described below.

Sales Charges

Different Service Organizations may impose different sales charges and these variations are described in the Fund’s Prospectus.

Class A Shares Sales Charges. Purchases of Class A Shares of the Fund are subject to a front-end sales charge of up to 3.50% of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. For Class A Shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A Shares (or any contingent deferred sales charge paid on redemptions) and may retain the full amount of such sales charge. The sales charges or underwriter concessions (the difference between the sales charge and the dealer reallowance) received by the Distributor may be made available to the Fund for pre-approved marketing expenses or may be used to offset the compensation owed by the Adviser to the Distributor for its services. Sales charges are not imposed on Shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term “offering price” includes the front-end sales charge. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Amount of Purchase of Class A Shares	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Compensation as a Percentage of Offering Price
Less than $25,000	3.50%	3.63%	3.00%
At least $25,000 but less than $50,000	3.00%	3.09%	2.75%
At least $50,000 but less than $100,000	2.75%	2.83%	2.50%
At least $100,000 but less than $250,000	2.50%	2.56%	2.25%
At least $250,000 but less than $500,000	1.50%	1.52%	1.25%
At least $500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 or greater	0.00%	0.00%	0.00%

Rights of Accumulation. You may combine your new purchase of Class A Shares with Class A Shares and/or Class C Shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you own. You may combine your account, your spouse’s account, and the account(s) of your children under age 25.

52

This privilege is also extended to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase:” (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing Class A Shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company,” as defined in Section 2(a)(8) of the 1940 Act, solely controlled as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing Class A Shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans for a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your investment broker, brokerage firm, financial institution, or other industry professional, including affiliates of the Adviser.

You will need to provide written instruction with respect to the other accounts whose purchases should be considered in Rights of Accumulation.

Rights of Accumulation do not apply to Class I Shares or Class C Shares.

Letter of Intent. If you anticipate purchasing a specific dollar amount of Class A Shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the "Letter"), which can be provided to you by your investment broker or other Service Organization. The reduced sales charge may also be obtained on Class A Shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held in escrow in the form of Shares pending completion of the intended purchase. If you do not purchase the full amount of Class A Shares indicated in the Letter, the appropriate amount of shares held in escrow will be redeemed by the Transfer Agent to pay the sales charge that was not applied to your purchase.

Letters of Intent do not apply to Class I Shares or Class C Shares.

Class A Shares Sales Charge Waivers.

The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

●	Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

●	Employees of the Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having selling agreements with the Distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

53

●	Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

●	Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

●	Institutional investors (which may include bank trust departments and registered investment advisers).

●	Any accounts established on behalf of registered investment advisers or their clients by broker dealers that charge a transaction fee and that have entered into agreements with the Distributor.

●	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

●	Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your Service Organization and if your Service Organization has entered into an agreement with the Company or the Distributor. Please consult your financial adviser for further information.

In order to take advantage of a sales charge waiver, a purchaser must certify to the Service Organization eligibility for a waiver and must notify the Service Organization whenever eligibility for a waiver ceases to exist. A Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible. Such information may include account statements or other records regarding Shares of the Fund held by you or your immediate family household members.

Contingent Deferred Sales Charge on Certain Redemptions – Class I Shares. Contingent Deferred Sales Charges do not apply to redemptions of Class I Shares.

Contingent Deferred Sales Charge on Certain Redemptions – Class C Shares. No sales load is payable by a shareholder at the time of purchase, although the Distributor advances applicable Service Organizations the first-year distribution and services fee at a rate of 1.00% on investments in the Fund’s Class C Shares. This advancement is solely financed by the Adviser and not by investors or the Fund. As a result, the Fund imposes a CDSC of 1.00% on redemptions of investments made within 12 months of purchase. The financing party receives the CDSC from the Distributor as reimbursement for the up-front sales commission that has been financed. The CDSC is assessed on an amount equal to the lesser of the offering price at the time of purchase of the shares redeemed and the NAV of Shares redeemed at the time of redemption. When Class C Shares are redeemed, the redemption order is processed so that the lowest deferred sales charge is charged, and Class C Shares that are not subject to the deferred sales charge are redeemed first. Any CDSC paid on the redemptions of Class C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. No CDSC is imposed on increases in NAV for Fund Shares acquired as reinvested Fund distributions.

The CDSC will be waived for Class C Shares in the following circumstances:

●	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Fund through such plans;

●	Exchanges pursuant to the exchange privilege, as described in “Shareholder Information — Exchange Privilege”;

54

●	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the required minimum distribution age;

●	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1⁄2 years old and you purchased your shares prior to October 2, 2006;

●	Redemptions made with respect to certain retirement plans sponsored by the Fund;

●	Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

●	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;

●	Involuntary redemptions made of shares in accounts with low balances;

●	Redemptions related to the payment of custodial IRA fees, if any; and

●	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

Repurchase of Class A Shares. Reinstatement of Class A Shares at NAV within 90 calendar days of redemption will be achieved manually. Shareholders must provide instruction at the time of purchase of their intent to exercise this privilege. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Reduced Sales Charge – Class A Shares. In addition to the above-described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Fund or its agent may request account statements if it is unable to verify your account information.

Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, the Fund will, upon written notification at the time of purchase, combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

Purchasers Qualifying for Reductions in Initial Sales Charges. Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals

- an individual, his or her spouse, or children residing in the same household;

- any trust established exclusively for the benefit of an individual;

55

Trustees and Fiduciaries

- a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

Other Groups

- any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of the Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute Shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

The Fund does not provide additional information on reduced sales charges on its website because the information is contained in its Prospectus, which will be available on the Fund’s website at www.campbell.com.

Other Purchase Information

If shares of the Fund are held in a “street name” account with an authorized dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the authorized dealer, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the authorized dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.  The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the authorized dealer.

Share Class Conversion

Some shareholders may hold shares of the Fund through fee-based programs, often referred to as “wrap accounts,” that are managed by investment dealers, financial advisors or other investment professionals (each, a “wrap account intermediary”). A wrap account intermediary may impose eligibility requirements on a shareholder's participation in the fee-based program and ownership of shares through the program, which are additional to the ownership requirements described in the Fund’s Prospectus. Under the terms of its fee-based program, a wrap account intermediary may also be permitted to effect a conversion (sometimes referred to as an “in-kind exchange”) of a shareholder’s shares in the Fund, including those shares purchased by the shareholder during the shareholder's participation in the program, to a different class of shares of that Fund in situations when the shareholder no longer meets the wrap account intermediary's stated eligibility requirements for the ownership of the class of shares that the shareholder initially purchased. For example, the terms of its fee-based program may permit a wrap account intermediary to effect this type of conversion when a shareholder moves his position in a class of shares of the Fund out of the program that offered that class of shares and into a program or account through which the wrap account intermediary only offers a different class or classes of shares of the Fund. Under other circumstances, a financial intermediary may effect this type of conversion with respect to new clients who held one class of shares of a Fund before becoming a client of the intermediary, and who are eligible for a wrap account through which the intermediary offers a different class of shares of the Fund. Any such conversion by a wrap account intermediary will be made in accordance with the Prospectus of the Fund, and will be made without the imposition by the Fund of any sales load, fee or other charge. The class of shares that a shareholder owns after the conversion may bear higher fees and expenses than the class of shares that the shareholder initially purchased.

56

If you own shares of the Fund through a fee-based program, you should consult with your wrap account intermediary to determine whether there are any additional eligibility requirements that the wrap account intermediary imposes on your participation in their program and your ownership of the Fund’s shares through the program, and whether the wrap account intermediary prescribes any circumstances which may result in the type of share class conversion described herein.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by electronic funds transfer through the ACH network or wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

57

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee.

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

The Fund intends to qualify and to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

58

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

59

Any annual net profit of the Subsidiary will be recognized as ordinary income by the Fund, but any annual net loss of the Subsidiary will not be recognized and will not carry forward.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, Shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding Shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

60

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity, and beneficial owners, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Counsel

The law firm of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm, and in that capacity audits the Fund’s financial statements.

CONSOLIDATED FINANCIAL STATEMENTS

The audited consolidated financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2025 are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The information for the fiscal year ended August 31, 2025, has been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's consolidated financial statements, is included in the Fund's Annual Report, which is available, without charge, upon request. The information for the fiscal years ended August 31, 2024, 2023, 2022 and 2021 was audited by the Fund’s prior independent registered public accounting firm. Such consolidated financial statements have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning the Fund at the telephone number appearing on the front page of this SAI.

61

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

A-1

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A-2

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

A-3

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

A-4

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

A-5

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

A-6

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-7

Prospectus

F/m Emerald Life Sciences Innovation ETF

(Ticker: Nasdaq – LFSC)

of The RBB Fund, Inc.

December 31, 2025

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section – F/m Emerald Life Sciences Innovation ETF	1
Additional Information about the Fund	8
Management of the Fund	14
How to Buy and Sell Shares	15
Dividends, Distributions, and Taxes	17
Distribution	20
Additional Considerations	20
Financial Highlights	22
For More Information	Back Cover

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the F/m Emerald Life Sciences Innovation ETF or The RBB Fund, Inc. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

F/m Emerald Life Sciences Innovation ETF

SUMMARY SECTION

Investment Objective

The investment objective of the F/m Emerald Life Sciences Innovation ETF (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.79%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%
Fee Waiver and/or Expense Reimbursement(1)	-0.25%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.54%

(1)

The Fund’s investment adviser, F/m Investments LLC (the “Adviser”), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (excluding certain items discussed below) for the Fund’s Shares exceeds 0.54% of the average daily net assets attributable to the Fund’s Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 0.54%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s Total Annual Fund Operating Expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.54% or the expense cap then in effect, whichever is less, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed (i) expense limitations that were in effect at the time of the waiver or reimbursement, or (ii) the current expense limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same (taking into account the contractual expense limitation in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$55	$227	$414	$955

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period from October 30, 2024 (the date on which the Fund commenced investment operations) through August 31, 2025, the portfolio turnover rate of the Fund was 19% of the average value of its portfolio.

1

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) and invests primarily in equity securities of life science companies selected by Emerald Mutual Fund Advisers Trust (the “Sub-Adviser”), the Fund’s investment sub-adviser, under the supervision of the Adviser. The Fund intends to identify and invest in unique growth opportunities within the life sciences universe by following scientific, technological and/or strategic innovation. The Sub-Adviser believes that innovative companies are those developing new products or reinventing/redesigning existing products/services, thereby generating value for their customers, creating a competitive advantage and/or driving business growth. The Sub-Adviser applies this theme of innovation by using its proprietary 10-step research process to identify companies that the Sub-Adviser believes are substantially focused on or are expected to substantially benefit from one or more of the following criteria:

●

Technological Advancement: In its simplest terms, technological advancement in life science companies involves the translation of innovative science into new products and/or services that improve the lives of consumers.

●

Market Disruption: Market disruption occurs when a company uses new or enhanced technology, manufacturing, marketing, distribution or service delivery approaches to challenge conventional business models, markets, or industries.

●

Artificial Intelligence (AI) in life science: AI plays a key role in many areas within the Life Sciences industry, utilized by companies that build new AI products and those that most effectively use AI to enhance their business.

The Sub-Adviser intends to apply the above principles to the following life science fields, among others:

Biotechnology. Biotechnology companies translate innovative science into therapeutic applications. This is done by a variety of treatment modalities including small molecules, antibodies, nucleic acids, or a combination of several of these treatment modalities.

Pharmaceutical. Pharmaceutical companies develop, produce and distribute medications.

Medical Diagnostics. Medical Diagnostic companies play a vital role in diagnosing and monitoring medical conditions. These can be an imaging test using an X-Ray, CT, MRI etc. or a laboratory performed test on a sample, among others. Molecular Diagnostic tests are used to help identify a disease or the risk of developing a disease, such as cancer, by studying molecules, such as DNA, RNA, and proteins, in a tissue or fluid sample. Molecular diagnostics may also be used to help plan the treatment for a disease, look for recurrence of a disease, or find out how well a treatment is working. This can take the form of tests for specific biomarkers, genetic tests for predisposition to a disease or condition, tumor sequencing tests or liquid biopsy tests.

Medical Devices. Medical devices companies produce instruments, apparatuses, or machines that are used in the prevention, diagnosis or treatment of illness or disease, or for detecting, measuring, restoring, correcting, or modifying the structure or function of the body for a health purpose.

Healthcare Services. Healthcare services companies provide care and/or services in multiple settings, ranging from hospital services to urgent care clinics to newer modes of engagement with telemedicine.

Healthcare Technologies (“Health-tech”). Health-tech companies incorporate novel technologies that enable the delivery of technology-enabled healthcare products and services that can be delivered or consumed outside of a hospital or physician’s office or enhance overall outcomes through artificial intelligence or machine learning.

Synthetic Biology. Synthetic Biology is a scientific field that uses engineering principles to design and modify organisms and biological systems. Synthetic Biology has applications in many different areas such as health promoting nutraceuticals, designing enzymes that can speed up a reaction and alter the manufacturing process within the pharmaceutical industry or metabolic engineering of organisms for bio-based production of fuel.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by life science companies demonstrating innovation (the “80% Policy”). The Fund defines life science as a broad field of scientific study focused on living organisms and life processes. It encompasses a variety of disciplines that explore the structure, function, growth, evolution, and interaction of living organisms, ranging from microscopic cells to complex ecosystems. This includes biology, genetics, physiology, ecology, and related areas such as biotechnology, biomedicine, and agricultural sciences. The life sciences aim to improve understanding of biological mechanisms, contribute to human health, and solve challenges in agriculture, medicine, and environmental sustainability. For purposes of the 80% Policy the Sub-Adviser will

2

select life sciences issuers from those companies included in the following Subsectors of the FTSE Russell Industry Classification Benchmark (“FTSE Classification”) at the time of the Fund’s investment, (any future changes or reconstitution of the FTSE Classification will be interpreted in good faith by Sub-Adviser in its sole discretion to maintain the focus and integrity of the Fund):

Health Care Facilities	Medical Services
Health Care Management Services	Biotechnology
Health Care Services	Pharmaceuticals
Health Care: Misc.	Healthcare REIT
Medical Equipment	Drug Retailers
Medical Supplies

For purposes of the 80% Policy, the Fund considers companies demonstrating innovation as those companies developing new products or reinventing/redesigning existing products/services, as determined in the sole discretion of the Fund’s Sub-Adviser.

The Sub-Adviser’s research process includes utilizing its proprietary 10-Step Research Process in prescreening potential investments. This includes, but is not limited to, the review of SEC filings, annual reports, financial statements, patents/other intellectual property, press releases and news stories, conducting surveys, monitoring patient groups, meeting with management, interviewing customers, industry contacts, medical professionals, key opinion leaders, competitors, suppliers and distributors, developing financial and valuation models, reviewing third-party, peer-reviewed and internal research, and communicating and collaborating with fellow investment team members.

Equity securities in which the Fund may invest include common stock, preferred stock, other investment companies, and depositary receipts. The Fund may invest in shares of companies through private placements, warrants, rights, and initial public offerings.

The Fund intends to invest primarily in U.S companies, but it may invest up to 20% of its net assets in foreign companies listed on a U.S. exchange. A company is deemed to be a foreign company if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity security is located outside the United States; (ii) a majority of the company’s revenues are derived from outside the United States; or (iii) a majority of the issuer’s assets are located outside the United States. The Fund may invest in shares of companies through initial public offerings and private placements.

The Fund has elected to be, and intends to continue to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, industries, project types, or asset class.

●

Currency Risk. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Fund generally does not seek to hedge currency risk, and although the Sub-Adviser considers currency risks as part of its investment process, its judgments in this regard may not always be correct.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, the Sub-Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund, the Adviser, and the Sub-Adviser have

3

limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser or the Sub-Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Depositary Receipts Risk. The Fund may purchase depositary receipts (American Depositary Receipts (“ADRs”), European Depositary receipts (“EDRs”), Global Depositary receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)) to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Fund can avoid currency risks during the settlement period for purchase and sales. However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts may be issued in a sponsored program, in which an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, in which the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers.

●

Equity Securities Risk. The Fund may invest in, or have exposure to, equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

●

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than Net Asset Value (“NAV”) Risk.”

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to its net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Shares.

●

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities and/or the financial instruments composing the Fund’s Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

4

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. There is a risk that market prices for Fund Shares will vary significantly from the Fund’s NAV. Where all or portion of the Fund’s underlying securities trade in a foreign market that is closed when the market in which the Fund’s Shares are listed is open for trading, there may be changes between the last quote of the underlying securities’ value in the closed foreign market and the value of such underlying securities during the Fund’s domestic trading day.

●

Foreign Investments Risk. The Fund invests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies, including the risks associated with fluctuations in foreign currency exchange rates, less stringent investor protections, unreliable and untimely information about issuers, and political and economic instability. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

●

Health Care Sector Risk. To the extent the Fund focuses on the health care sector, the Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the health care sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments.

●

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity, and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.

●

Initial Public Offerings (“IPOs”) Risk. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

●

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform different from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

●

Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

●

Life Science Companies Risk. The Fund focuses its investments in securities of companies that are categorized in the “life sciences” sector, including companies in the pharmaceutical, biotechnology, health care services, and medical device industries. Because of this, companies in the Fund’s portfolio may share common characteristics and may be more sensitive to changes in government funding or subsidies, new or anticipated legislative changes, or technological advances. As a result, the Fund may be subject to greater risks and its NAV may fluctuate more than other funds.

●

Liquidity Risk. Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

5

●

Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Sub-Adviser’s investment approach may fail to produce the intended results. The Sub-Adviser has not previously managed an ETF. Accordingly, shareholders in the Fund bear the risk that the Sub-Adviser’s inexperience may limit its effectiveness.

●

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets.

●

Micro-Cap and Small Cap Companies Risk. Investments in securities of micro- and small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of micro- and small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some micro- and small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Micro- and small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

●

Mid-Capitalization Companies Risk. The securities of mid-capitalization companies may involve greater risks than do investments in larger, more established companies. The prices of securities of mid-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

●

New Fund Risk. The Fund is a newly organized, management investment company with a limited operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Preferred Stock Risk. Preferred stocks are subject to the risks of equity securities generally and also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stock generally pays dividends only after the company makes required payments to creditors. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

●

Private Placements Risk. Investments in private placements could decrease the Fund’s liquidity profile or prevent the Fund from disposing of such securities promptly at advantageous prices. Private placements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available, and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value. Transaction costs may be higher for these securities, and the Fund may only get limited information about the issuer of a private placement security, so it may be less able to anticipate a loss.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Issued By Other Investment Companies Risk The Fund may invest in shares of other investment companies, including other mutual funds, money market funds, ETFs, HOLDRs, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market rather than purchase securities directly. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

●

Turnover Rate Risk. The Fund may have portfolio turnover rates in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions. The Fund’s portfolio turnover rate is expected to vary from year to year.

6

●

Warrants and Rights Risk. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have the voting rights of common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments.

Performance

Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. Performance information will be available in the Prospectus once the Fund has at least one calendar year of performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information will be available on the Fund’s website at www.emeraldetfs.com.

Management of the Fund

Investment Adviser and Investment Sub-Adviser

F/m Investments LLC serves as the investment adviser.

Emerald Mutual Fund Advisers Trust serves as the investment sub-adviser.

Portfolio Managers

Name	Title with Investment Sub-Adviser	Tenure with the Fund
Joseph W. Garner, MBA	Director of Research	Since Inception in 2024
Kenneth G. Mertz II, CFA	Chief Investment Officer	Since Inception in 2024
Stacey L. Sears, MBA	Senior Vice President	Since Inception in 2024
Terry M. Smith, Ph.D., MBA	Director - Life Sciences Research	Since Inception in 2024
Nishit Trivedi, Ph.D., MBBS, MBA	Director - Life Sciences Research	Since Inception in 2024

Purchase and Sale of Fund Shares

Shares are listed on a national securities exchange, the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is provided at www.emeraldetfs.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination of the foregoing), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

7

Additional Information about the Fund

Investment Objective

The Fund’s investment objective may be changed by the Board of the Company without shareholder approval. Shareholders will, however, receive 60 days’ prior written notice of any changes. Any such changes may result in the Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

The Fund’s 80% Policy is non-fundamental and can be changed by the Board upon 60 days’ prior notice to shareholders. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, the Fund would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy.

Additional Information About the Fund’s Principal Investments and Risks

Artificial Intelligence Risk. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, project types, group of project types, sector, market segment or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.

Currency Risk. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Fund generally does not seek to hedge currency risk, and although the Sub-Adviser considers currency risks as part of its investment process, its judgments in this regard may not always be correct.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser, the Sub-Adviser and other service providers (including, but not limited to, the Fund’s accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser and Sub-Adviser have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Depositary Receipts Risk. The Fund may purchase depositary receipts, including ADRs, EDRs, GDRs, and NVDRs to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Fund can avoid currency risks during the settlement period for purchase and sales.

8

However, ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. The information available for ADRs, EDRs, GDRs, and NVDRs is subject to the accounting, auditing, and financial reporting standards of the market or exchange on which they are traded, and those standards may be more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued in a sponsored program, in which an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, in which the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers.

The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities. Available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than would be the case if the receipts were sponsored by the issuers.

Equity Securities Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value. Common stocks are generally exposed to greater risk that other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, and banking crises.

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, the Fund is exposed to the following risks:

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an AP may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

Secondary Market Trading Risk. Although the Fund’s Shares are listed for trading on The Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in the Fund’s Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be significantly less liquid

9

than the Fund’s Shares. In addition, during periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. In addition, where all or portion of the Fund’s underlying securities trade in a foreign market that is closed when the market in which the Fund’s Shares are listed is open for trading, there may be changes between the last quote of the underlying securities’ value in the closed foreign market and the value of such underlying securities during the Fund’s domestic trading day.

Foreign Investments Risk. The Fund invests in the securities of foreign companies, which may include the purchase of depositary receipts that represent indirect interests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies. These risks may relate to those associated with fluctuations in foreign currency exchange rates, more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less economic, political and social stability; and even the nationalization of assets. The liquidity of foreign investments may be more limited than for comparable U.S. investments. Therefore, at times, it may be difficult to sell foreign securities at favorable prices. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely affect the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in travel restrictions, closed international borders, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary and permanent closures of businesses, layoffs, defaults and other significant economic, social and political impacts, as well as general concern and uncertainty. An infectious illness outbreak may result in extreme volatility, severe losses, credit deterioration of issuers, and disruptions in markets, which could adversely impact the Fund and its investments, including impairing any hedging activity. Certain local markets may be subject to closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets. Market or economic disruptions could result in increased premiums or discounts to the Fund’s NAV. Additionally, an outbreak could impair the operations of the Fund’s service providers, which could adversely impact the Fund. Governmental and quasi-governmental authorities and regulators throughout the world may respond to an outbreak and any resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and changes in interest rates. A reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments. An outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally, which could adversely affect the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.

Initial Public Offerings (“IPOs”) Risk. Securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies

10

initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by companies that are undercapitalized.

Issuer Risk. The performance of a Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

Large-Capitalization Companies Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Life Science Companies Risk. The Fund focuses its investments in “life sciences” related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. Changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund’s NAV. The Fund may be exposed to additional risks because life sciences companies invest heavily in research and development, which may not necessarily lead to commercially successful products. In addition, life sciences companies can be more volatile because they are subject to competitive pressures and are heavily dependent on patents on intellectual property rights.

Liquidity Risk. Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Sub-Adviser’s investment approach may fail to produce the intended results. The Sub-Adviser has not previously managed an ETF. Accordingly, shareholders in the Fund bear the risk that the Sub-Adviser’s inexperience may limit its effectiveness. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in companies that the Sub-Adviser believes will produce less volatility, there is no guarantee that the companies will perform as expected. The prices of securities held by the Fund may decline in response to conditions affecting the general economy, overall market changes, local, regional or global political, social or economic instability, and currency, interest rate and commodity price fluctuations.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

11

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Mid-Capitalization Companies Risk. The value of securities of mid-cap companies may be more volatile than the value of securities of companies with larger capitalizations and also tend to be more adversely affected by issuer-specific events and political, market and economic developments than the securities of larger companies. Mid capitalization companies often have narrower commercial markets and more limited operating histories, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Additionally, mid-capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Micro- and Small-Capitalization Companies Risk. Micro- and small-capitalization companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Smaller-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings. As a result, the purchase or sale of more than a limited number of shares of a micro or small company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller company stocks may not be well known to the investing public. These risks are more pronounced for micro-cap companies.

New Fund Risk. There can be no assurance that a newly organized Fund with a limited operating history will grow to, or maintain, an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation can be initiated without shareholder approval by the Board if it determines it is in the best interest of shareholders. As a result, the timing of any liquidation may not be favorable to certain individual shareholders. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund, the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Preferred Stock Risk. Preferred stocks are subject to the risks of equity securities generally and also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stock generally pays dividends only after the company makes required payments to creditors. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock may be less liquid than many

12

other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock.

Private Placements Risk. Investments in private placements could decrease the Fund’s liquidity profile or prevent the Fund from disposing of such securities promptly at advantageous prices. Private placements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available, and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value. Transaction costs may be higher for these securities, and the Fund may get only limited information about the issuer of a private placement security, so it may be less able to anticipate a loss.

Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect U.S. issuers, as well as non-U.S. issuers, that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Turnover Rate Risk. The Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

Warrants and Rights Risk. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have the voting rights of common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities, and these instruments may cease to have value if not exercised before their expiration dates. The use of warrants and rights can increase the volatility of the Fund’s portfolio. If the Fund invests in these instruments at unfortunate times or judges market conditions incorrectly, it may incur substantial losses. Changes in the liquidity of the secondary markets in which these instruments trade can result in significant, rapid, and unpredictable changes in their prices, and these conditions could also cause losses to the Fund.

Additional Information About the Fund’s Non-Principal Investments and Risks

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Fund’s Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Illiquid Investments Risk. The Fund invests primarily in publicly traded securities and do not generally purchase securities that have legal or contractual restrictions on resale or that are illiquid. However, liquid securities purchased by the Fund may become illiquid because of issuer-specific events or changes in market conditions. Illiquid investments are subject to the risk that the Funds will not be able to sell the investments when desired or at favorable prices. The Fund will not purchase an illiquid investment if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

13

Legal and Regulatory Change Risk. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Fund could be substantial and adverse.

RIC Compliance Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, the Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

The Fund may make other types of investments and may engage in various other investment practices. These investments and practices, and their risks, are described in the Fund’s Statement of Additional Information (“SAI”).

Management of the Fund

The Board of the Company, of which the Fund is a series, is responsible for supervising the operations and affairs of the Fund. The Adviser is responsible for the daily management and administration of the Fund’s operations.

Investment Adviser

F/m Investments LLC serves as the investment adviser to the Fund. The Adviser is located at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007. The Adviser’s primary business is to provide a variety of investment management services to registered investment companies. The Adviser is responsible for providing a continuous program of investing the Fund’s assets and determining the portfolio composition of the Fund. The Adviser is controlled by Ziegler Capital Management, LLC (“ZCM”), a Delaware limited liability company. ZCM is controlled by F/m Managers Group, LLC, a multi- boutique asset management company. The Adviser and Sub-Adviser are affiliates.

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of investment advisory agreement between the Company and the Adviser (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.79% of the average daily net assets of the Fund during the month. From the unitary management fees, the Adviser pays most of the expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Shares exceeds 0.54% of the average daily net assets attributable to the Fund’s Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 0.54%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026 and may not be terminated without the approval of the Board. If at any time the Fund’s Total annual fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.54% or the expense cap then in effect, whichever is less, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed (i) expense limitations that were in effect at the time of the waiver or reimbursement, or (ii) the current expense limitations.

During the fiscal period ended August 31, 2025, the Fund paid the Adviser an advisory fee of 0.54% of the Fund’s average daily net assets.

14

Investment Sub-Adviser

Emerald Mutual Fund Advisers Trust serves as the investment sub-adviser to the Fund. The Sub-Adviser commenced business operations in 2005 and is registered with the SEC as an investment adviser. The Sub-Adviser is located at 3175 Oregon Pike, Leola, Pennsylvania 17540. The Sub-Adviser is a wholly owned subsidiary of Emerald Advisers, LLC, and is an affiliate of the Adviser. As of August 31, 2025, Emerald Advisers, LLC and its affiliates had approximately $4.7 billion in assets under management.

Subject to the authority of the Board and the supervision of the Adviser, the Adviser retains the Sub-Adviser to provide the Fund with a continuous program of investing the Fund’s assets and determining the portfolio composition of the Fund. The Sub-Adviser is paid a fee equal to the annual rate of 0.50% of the Fund’s average daily net assets. Compensation of the Sub-Adviser is paid by the Adviser (not the Fund).

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Adviser and the sub-advisory agreement with the Sub-Adviser will be available in the Fund’s first annual or semi-annual shareholder report.

Portfolio Managers

Joseph W. Garner, MBA, is the Director of Research for Emerald Advisers, a position he has held since January 1995. Mr. Garner has been employed by Emerald Advisers since April 1994 as an analyst, focusing on small to mid-size firms. He holds an M.B.A. from the Katz Graduate School of Business, University of Pittsburgh.

Kenneth G. Mertz II, CFA, has been the Chief Investment Officer & President of the Sub-Adviser since 2005 and of Emerald Advisers, LLC since October 1992. Before joining the Sub-Adviser, Mr. Mertz was the Chief Investment Officer to the Pennsylvania State Employees’ Retirement System.

Stacey L. Sears, MBA, is Vice President of the Sub-Adviser and Emerald Advisers. Ms. Sears was employed by the Sub-Adviser’s parent company from 1992 to 2001, and from 1995 to 2000, served as a Research Analyst. She became an assistant portfolio manager to Mr. Mertz in 2001. In 2002, Ms. Sears became a Portfolio Manager.

Terry M. Smith, Ph.D., MBA, is a Director - Life Sciences Research for the Sub-Adviser and joined the firm in 2006. Dr. Smith received his Ph.D. in Integrative Biosciences – Molecular Toxicology at the Pennsylvania State University in 2006, and his MBA from the Pennsylvania State University in 2004.

Nishit Trivedi, Ph.D., MBBS, MBA, is a Director - Life Sciences Research for the Sub-Adviser, focusing on Biotech and Medical Device companies. Dr. Trivedi received both a Ph.D. and an MBA from Pennsylvania State University, and received his medical degree (MBBS) from Bombay University, India.

The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by them, and their ownership of Shares of the Fund.

How to Buy and Sell Shares

The Fund issues and redeems its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling the Fund’s Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

15

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning the Fund’s Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of the Fund’s Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Funds are neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of the Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current Fund portfolio at a particular point in time. The IIV should not be viewed as a “real-time” update of the Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Fund accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund reserves the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates by the Fund’s Valuation Designee (defined below) under guidelines established by the Board.

Fair Value Pricing

If market quotations are unavailable or deemed unreliable, securities will be fair valued by the Adviser, as the Fund’s Valuation Designee (the “Valuation Designee”), in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments. The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by

16

the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Dividends, Distributions, and Taxes

Dividends and Distributions

The Fund intends to pay out dividends, if any, quarterly, and distribute any net realized capital gains to its shareholders annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

For taxable investors, distributions of the Fund’s taxable income or gain are taxable whether reinvested in Shares or received in cash.

Taxes

As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors ”United States persons” (within the meaning of the Code) holding Shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Shares of the Fund is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions; (ii) you sell your Shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income (as discussed below). Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares of the Fund. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both the Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by

17

the Fund from U.S. corporations, provided holding period and other requirements are met by both the Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, if any.

If the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

The Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares of the Fund). Income from U.S. treasury securities are generally exempt from state and local taxes. Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your Shares.

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold

For federal income tax purposes, any gain or loss realized upon a sale of Shares of the Fund generally is treated as a capital gain or loss and as a long-term capital gain or loss if those Shares have been held for more than 12 months and as a short-term capital gain or loss if those Shares have been held for 12 months or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid or undistributed capital gains deemed paid with respect to such Shares of the Fund. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired (or the shareholder enters into a contract or option to acquire Shares of the Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Shares. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of Shares of the Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the Shares.

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

18

Properly reported distributions by the Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

If the Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by the Fund on deemed capital gain distributions.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of Shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on Capital Gain Dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

Backup Withholding

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns shares of the Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Company on behalf of the Fund has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if

19

the AP holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of a Fund are acquired (or the AP enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind , which would generally not give rise to a taxable gain or loss for the Fund. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund’s distributions and sales of Shares of the Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of the Fund under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

Distribution

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Additional Considerations

Payments to Financial Intermediaries

The Adviser and Sub-Adviser, out of their own resources and without additional cost to the Fund or its shareholders, may pay intermediaries, including affiliates of the Adviser or Sub-Adviser, for the sale of Fund Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Shares of the Fund available to their customers generally and in investment programs. The Adviser and Sub-Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser or Sub-Adviser believe may facilitate investment in the Fund.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares of the Fund, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

Premium/Discount Information

Information regarding how often Shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is presented, free of charge, on the Fund’s website at www.emeraldetfs.com.

20

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

Disclosure of Portfolio Holdings

The Fund discloses its full portfolio holdings, as of the close of business the prior day, each day before the opening of trading on the Exchange at www.emeraldetfs.com. Information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is available at www.emeraldetfs.com. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Additional Information

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser and investment sub-adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase Shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

21

Financial Highlights

The table below sets forth certain financial information for the period indicated for the Fund. Total return in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements and has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements, which, together with the report of the Fund’s independent registered public accounting firm, are included in the Fund’s Annual Report, which is available upon request.

22

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

F/m Emerald Life Sciences Innovation ETF	PERIOD ENDED AUGUST 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00
INVESTMENT OPERATIONS:
Net investment loss(b)	(0.10)
Net realized and unrealized gain (loss) on investments(d)	2.97
Total from investment operations	2.87
Net asset value, end of period	$27.87
Total Return(e)	11.49%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$64,581
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(f)(g)	0.79%
After expense reimbursement/recoupment(f)(g)	0.54%
Ratio of net investment income (loss) to average net assets(c)(f)	(0.49)%
Portfolio turnover rate(e)(h)	19%

(a)	Inception date of the Fund was October 30, 2024.
(b)	Net Investment income per share has been calculated based on average shares outstanding during the period.
(c)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

(d)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	These ratios exclude the impact of expenses of the underlying exchange traded funds in which the fund invests.
(h)	Portfolio turnover rate excludes in-kind transactions.

23

INVESTMENT ADVISER

F/m Investments LLC
3050 K Street, N.W., Suite 201
Washington, District of Columbia 20007

INVESTMENT SUB-ADVISER

Emerald Mutual Fund Advisers Trust
3175 Oregon Pike
Leola, Pennsylvania 17540

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103

24

THIS PAGE INTENTIONALLY LEFT BLANK

For More Information

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is included in the Fund’s annual and semi-annual reports to shareholders. The annual report contains a concise summary of the relevant market conditions and investment strategies that materially affected the Fund’s performance during its most recently completed fiscal year. The Fund’s annual and semi-annual reports to shareholders are available at the Fund’s website at www.emeraldetfs.com or by calling 1-800-617-0004.

Statement of Additional Information

The Fund’s SAI, dated December 31, 2025, has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge at the Fund’s website or by calling 1-800-617-0004. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semi-annual and annual reports. To obtain a free copy of the SAI, semi-annual or annual reports or if you have questions about the Fund:

By Internet

Go to www.emeraldetfs.com.

By Telephone

Call 1-800-617-0004 or your securities dealer.

From the SEC

Information about the Fund (including the SAI) and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-05518

F/m Emerald Life Sciences Innovation ETF

(Ticker: Nasdaq – LFSC)

A series of The RBB Fund, Inc.

3175 Oregon Pike, Leola, Pennsylvania 17540

Statement of Additional Information

Dated December 31, 2025

The F/m Emerald Life Sciences Innovation ETF (the “Fund”) is a diversified series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

F/m Investments LLC serves as the investment adviser to the Fund.

Emerald Mutual Fund Advisers Trust serves as the investment sub-adviser to the Fund.

Information about the Fund is set forth in the prospectus dated December 31, 2025 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Fund’s Annual and Semi-Annual Reports, please call 1-800-617-0004. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Company, and it should be read in conjunction with the Prospectus. Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

Fund History	1
Investment Policies and Practices	2
Investment Restrictions	12
Exchange Listing and Trading	14
Management of the Company	15
Code of Ethics	23
Principal Holders	23
Investment Advisory Agreement and Investment Sub-Advisory Agreement	23
Portfolio Managers	25
Underwriter	28
Purchase and Redemption of Creation Units	28
Portfolio Holdings Information	35
Determination of Net Asset Value	35
Dividends, Distributions, and Taxes	36
Portfolio Transactions and Brokerage	38
Securities Lending	40
Proxy Voting Procedures	40
Payments To Financial Intermediaries	40
Additional Information Concerning Company Shares	41
General Information	42
Financial Statements	44
Appendix A	A-1
Appendix B	B-1

FUND HISTORY

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares of the F/m Emerald Life Sciences Innovation ETF. F/m Investments LLC (the “Adviser”) serves as the investment adviser to the Fund, and Emerald Mutual Fund Advisers Trust (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund. The Sub-Adviser is responsible for selecting the portfolio securities for investment by the Fund, subject to the general supervision of the Board and the Adviser.

The Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit”). The Fund also generally offers and issues shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (the “Exchange”), and the Fund trades on the Exchange at market prices. These prices may differ from the shares’ NAVs. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of at least 5,000 Shares.

Shares of the Fund may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. The Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

The Fund is an actively-managed exchange-traded fund (“ETF”).

1

INVESTMENT POLICIES AND PRACTICES

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by the Fund as part of its principal and non-principal investment strategies. The following information supplements, and should be read in conjunction with, the Prospectus.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

There can be no guarantee that the Fund will achieve its investment objective. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Policies and Risks

American, European and Global Depositary Receipts. The Fund may invest in American Depository Receipts (“ADRs”). ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities including increased market, illiquidity, currency, political, information and other risks, and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. GDRs, EDRs, and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser or the Sub-Adviser.

2

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
3

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

●	Micro, Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Exchange-Traded Funds (“ETFs”). The Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index. There can be no assurance, however, that this can be accomplished, as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. Additionally, some ETFs are actively-managed by an investment adviser and/or sub-advisers and do not seek to provide investment results that correspond to an index.

ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. An actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively-managed ETF’s portfolio management practices might not work to achieve the desired result. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAVs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. In addition, the purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s or ETF’s own expenses.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions described below. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. The changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, and the adoption of Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) which allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Fund expects to rely on Rule 12d1-4 to the extent the Sub-Adviser deems such reliance necessary or appropriate.

4

Investment Company Shares. The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, the Fund may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1-4 including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements and limits on most three-tier fund structures.

Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

Non-U.S. Issuers Risk. The Fund may invest in securities of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

5

Special Note Regarding Market Events. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s or Sub-Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. Recent events are impacting the securities markets. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rates changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which they invest.

6

Temporary Defensive Positions. In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

Non-Principal Investment Policies and Risks

Borrowing. The Fund may borrow money from a bank equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the NAV of the Fund’s shares and in the return on the Fund’s portfolio. Although the principal of any borrowing will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Forward Commitment and When-Issued Transactions. The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitments enable the Fund to lock in what is believed by its investment adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund may not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

7

Equity Swaps. To the extent consistent with its investment objective and strategies, the Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may be used by the Fund for hedging purposes, in anticipation of the purchase of securities, for liquidity management purposes, or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P® Global Ratings Services (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Illiquid Investments. Pursuant to Rule 22e-4 (“Rule 22e-4” or the “Liquidity Rule”) under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Sub-Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Sub-Adviser desires or at prices approximating the value at which the Fund is carrying the investments. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

8

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

On November 2, 2022, the SEC proposed amendments to Rule 22e-4. If adopted as proposed, the proposed amendments would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments deemed to be illiquid. In addition, the Fund’s operations and investment strategies may be adversely impacted if the proposed amendments are adopted.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Money Market Securities. The Fund may invest its assets in money market instruments (the types of which are discussed below). Money market instruments include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”), or determined by the Sub-Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. In addition, investments in bank loans may not be deemed to be securities and may not have the protections of the federal securities laws. Bank obligations include the following:

●	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

●	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.
9

●	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Pandemic Risk. Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s or Sub-Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions lead to instability in the market place, including stock market losses and overall volatility, as occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser and Sub-Adviser have in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser, Sub-Adviser or the Fund’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Sub-Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Sub-Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Adviser, liquidity or other considerations so warrant.

10

Restricted Securities. The Fund may purchase securities which are not registered under the 1933 Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Sub-Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities. In reaching liquidity decisions, the Sub-Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Fund’s investment objective, the Fund may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Securities Lending. The Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Sub-Adviser deems to be of good standing and only when, in the Sub-Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. The Fund may not make loans in excess of 331/3% of the value of its total assets. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund does not have the right to vote loaned securities. The Fund may attempt to call loaned securities back to permit the exercise of voting rights if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

11

Special Situation Companies. The Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Sub-Adviser, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. The Fund may invest in securities (even if not Special Situations) which, in the opinion of its investment adviser, are appropriate investments for the Fund, including securities which the investment adviser believes are undervalued by the market. The Fund is not required to invest any minimum percentage of their aggregate portfolio in “Special Situations,” nor are they required to invest any minimum percentage of their aggregate portfolio in securities other than “Special Situations.”

RIC Compliance Risk. The Fund intends to elect to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of Internal Revenue Code (the “Code”). To continue to qualify for federal income tax treatment as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, such Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

INVESTMENT RESTRICTIONS

The Company has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

12

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 331/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.	Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

4.	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

5.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

6.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry or group of related industries, provided that there is no limitation with respect to instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, and except that, under normal market conditions, the Fund will invest 25% or more of the value of its total assets, in aggregate, in the following subsectors:

Health Care Facilities	Medical Services
Health Care Management Services	Biotechnology
Health Care Services	Pharmaceuticals
Health Care: Misc.	Healthcare REIT
Medical Equipment	Drug Retailers
Medical Supplies

13

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Sub-Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of the Fund’s shares. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things (i) following the initial 12-month period beginning upon the commencement of trading of the fund, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Fund’s portfolio holdings are not made available to all market participants at the same time; (iii) the Fund has failed to file any filings required by the SEC or the Exchange is aware that the Fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC or its staff under the 1940 Act with respect to the Fund; (iv) the Exchange’s ongoing listing requirements are not continuously maintained; (v) any of the continuous listing representations for the issue of the Fund’s shares are not continuously met; or (vi) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the exchange inadvisable. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund.

The Company reserves the right to adjust the price levels of its shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

14

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

15

Directors, Advisory Board Members, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

16

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 65	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A

17

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

18

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

19

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios of the Company and The RBB Fund Trust (together, the "Fund Complex") (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Independent Directors
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
Interested Directors
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
Disinterested Advisory Board Members
Eugene Podsiadlo(2)	None	$10,001-$50,000

(1)	The Fund commenced operations on October 30, 2024.
(2)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

Directors’, Advisory Board Members' and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

20

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $1,060,000 in the aggregate from all series of the Fund Complex for its services. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC did not receive any fees from the Fund. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary, and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund and the Fund Complex in the following amounts:

21

Name of Director/Officer	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$0	N/A	N/A	$406,250
Lisa A. Dolly, Director	$0	N/A	N/A	$363,750
Nicholas A. Giordano, Director	$0	N/A	N/A	$369,250
Arnold M. Reichman, Director and Chair	$0	N/A	N/A	$476,750
Robert A. Straniere, Director(2)	$0	N/A	N/A	$101,250
Martha A. Tirinnanzi, Director	$0	N/A	N/A	$336,000
Interested Director:
Robert Sablowsky, Director and Vice Chair	$0	N/A	N/A	$466,750
Brian T. Shea, Director	$0	N/A	N/A	$380,500
Disinterested Advisory Board Members
Eugene Podsiadlo(3)	$0	N/A	N/A	$0
Officers:
Steven Plump, President	$0	N/A	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$0	N/A	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$0	N/A	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$0	N/A	N/A	$200,000

(1)	The Fund commenced operations on October 30, 2024.
(2)	Mr. Straniere retired from his role as a Director effective January 2025.
(3)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

22

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Director Emeritus	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Julian Brodsky	None	N/A	N/A	$106,250
Richard Straniere	None	N/A	N/A	$84,375

(1)	The Fund commenced operations on October 30, 2024.

CODE OF ETHICS

The Company, the Adviser, and the Sub-Adviser have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

PRINCIPAL HOLDERS

Any person owning, directly or indirectly, more than 25% of the outstanding shares of the Fund is presumed to control the Fund. Principal holders are persons who own 5% or more of the outstanding shares of the Fund. As of December 1, 2025, the Company does not have information regarding the record or beneficial ownership of shares of each Fund held in the names of DTC participants, as DTC has not provided the Company with access to such information.

As of December 1, 2025, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISORY AGREEMENT AND INVESTMENT
SUB-ADVISORY AGREEMENT

Investment Advisory Agreement

The Fund’s investment adviser is F/m Investments LLC, located at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007. The Adviser is controlled by Ziegler Capital Management, LLC (“ZCM”), a Delaware limited liability company. ZCM is controlled by F/m Managers Group, LLC, a multi- boutique asset management company. The Adviser and Sub-Adviser are affiliates.

23

The Adviser provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

Pursuant to the terms of the Advisory Agreement, in consideration of the services provided by the Adviser, the Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.79% of the average daily net assets. From the unitary management fee, the Adviser pays most of the expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Shares exceeds 0.54% of the average daily net assets attributable to the Fund’s Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 0.54%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026 and may not be terminated without the approval of the Board. If at any time the Fund’s Total annual fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.54% or the expense cap then in effect, whichever is less, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed (i) expense limitations that were in effect at the time of the waiver or reimbursement, or (ii) the current expense limitations.

Investment Sub-Advisory Agreement

The Fund’s investment sub-adviser is Emerald Mutual Fund Advisers Trust, located at 3175 Oregon Pike, Leola, Pennsylvania 17540. The Sub-Adviser commenced business operations in April of 2005 and is registered with the SEC as an investment adviser. The Sub-Adviser is a wholly owned subsidiary of Emerald Advisers, LLC, which commenced business operations in 1992. Emerald Advisers, LLC is owned by Emerald Asset Management PA, LLC a wholly owned subsidiary of Emerald Asset Management, Inc, an employee stock ownership trust and a control person of the Sub-Adviser. 1251 Capital Group Holdings, LLC, through its wholly owned subsidiaries, 1251 Financing Company, LLC, Diffractive Managers Group Payco, LLC, and F/M Managers Group, LLC is also a control person of the Sub-Adviser. The Adviser and Sub-Adviser are affiliates.

24

Under the terms of an investment sub-advisory agreement by and among the Company, Adviser, and Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for selecting the portfolio securities for investment by the Fund, subject to the general supervision of the Board and the Adviser. The Adviser (not the Fund) pays the Sub-Adviser a fee equal to the annual rate of 0.50% of the Fund’s average daily net assets.

During the following fiscal period, the Fund paid advisory fees to the Advisor, and the Advisor waived fees and/or reimbursed expenses, as indicated in the following table:

	Advisory Fee Accrued	Advisory Fee Waived and/or Expenses Reimbursed	Net Advisory Fee Received
F/m Emerald Life Sciences Innovation ETF(1)
Fiscal Period Ended August 31, 2025	$351,277	($111,164)	$240,113

(1)	The Fund commenced operations on October 30, 2024

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The Sub-Adviser

Description of Compensation. The Sub-Adviser’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary: Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus: A significant portion of portfolio manager compensation takes the form of a quarterly incentive bonus tied to performance based on quarterly performance reviews and the manager’s relative performance for rolling quarter, year, and five year periods. Bonus payments are determined by a combination of factors, including pre-tax investment performance calculated as the average of all investment mandates for which the portfolio manager has responsibility compared against such mandates’ respective benchmarks, non-qualitative items relating to the portfolio manager’s fulfillment of his or her obligations and duties to each investment mandate as determined by senior management, and control of expenses by the portfolio manager taking into account income and gains of the investment mandates for which the portfolio manager has responsibility. Finally, the overall performance of Emerald Asset Management PA, LLC, the parent company of the Sub-Adviser, is considered in determining any portfolio manager bonus. Additionally, the Sub-Adviser’s employees are eligible to participate in a company-wide discretionary bonus pool that is awarded by the compensation committee (which is comprised of members of the Sub-Adviser’s parent company board of directors). The amount of the bonus pool is calculated based on the parent company’s profitability. Also, portfolio managers are eligible to receive equity grant awards that include the payment of annual distributions.

25

Deferred Compensation Plans: Portfolio managers are eligible to participate in the Sub-Adviser’s 401(k) plan and vested employees participate in the Sub-Adviser’s parent company ESOP retirement plan.

Other Accounts. In addition to the Fund, each portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2025.

Portfolio Manager;	Total Accounts		Accounts With Performance-Based Fees
Other Accounts	Number	Assets	Number	Assets
Joseph W. Garner
Registered Investment Companies	1	$1.1 billion	0	$0
Other Pooled Investment Vehicles	1	$175 million	0	$0
Other Accounts	41	$3.3 billion	1	$348 million

Kenneth G. Mertz, II
Registered Investment Companies	2	$1.1 billion	0	$0
Other Pooled Investment Vehicles	2	$197 million	0	$0
Other Accounts	41	$3.3 billion	1	$348 million

Stacey L. Sears
Registered Investment Companies	1	$1.1 billion	0	$0
Other Pooled Investment Vehicles	1	$175 million	0	$0
Other Accounts	41	$3.3 billion	1	$348 million

Terry M. Smith
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Nishit Trivedi
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflict of Interest. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. The Sub-Adviser has adopted the following policies regarding the allocation and aggregation of securities transactions among client accounts:

Aggregation Policy: Aggregations of trades can produce meaningful cost savings to clients. The Sub-Adviser’s policy is constructed to meet the requirements of the SEC. Specifically, the Sub-Adviser’s policy is designed to address these issues:

1.	Duty of Disclosure: The Sub-Adviser will disclose fully to its clients the arrangements for aggregation of securities transactions.
26

2.	Duty to Act Only in the Clients’ Best Interests: The aggregation of client transactions will be done only after client consent, consistent with each such client’s best interests.

3.	Duty to Treat Each Client Fairly: Securities transactions will be done on a pro rata basis at the average share price, consistent with the specific conditions discussed below.

4.	Duty to Seek Best Execution: The Sub-Adviser recognizes its duty to aggregate and allocate securities transactions in a manner that ensures best execution. This is discussed more fully below.

Aggregation Procedures: The Sub-Adviser will endeavor to bunch trades for clients in order to effect best execution at the lowest cost (commissions and spread) and to avoid disparities in execution prices for accounts that are managed similarly. The following bunching and trade aggregation procedures are designed to treat all client accounts equally. All client accounts with like mandates will participate in bunched trades, average pricing and pro rata execution. The Sub-Adviser will allocate trades internally prior to any bunched trades based on the requirements of the various groups of accounts as determined by the firm’s portfolio managers (see “Block Trading” below).

The Sub-Adviser manages certain accounts pursuant to differing client mandates. With respect to certain accounts, the Sub-Adviser has full discretion with respect to investments and execution of portfolio transactions. For certain client accounts, specific brokerage firms have been designated, which prevents bunching trades with other accounts. These accounts would also prevent new or secondary issuance of stocks being equally divided across these types of accounts. Certain accounts may have directed investment policies and/or restrictions. These accounts may have different investment objectives and strategies, and therefore might invest in different individual stocks from other types of accounts and may have different sector allocation percentages, which would affect how the Sub-Adviser allocates aggregated trades for such accounts. Certain funds with daily cash flow differences (usually mutual funds) would have different trading activity dictated by internal cash flows (or withdrawals), the timing and tax consequences of which require that trades be made in different percentages for each share.

Because of these differences in policies and strategies of the various accounts the Sub-Adviser manages, the Sub-Adviser’s portfolio managers will aggregate the number of shares determined to be desired for each account type and maintain a dated and time-stamped record of this pre-trade allocation. Each account will then average price pro-rata to the shares actually executed. If a client uses a particular directed broker-dealer, the Sub-Adviser will execute these trades separately, which trades may be executed at prices different than the bunched trades due to number of share differences, use of DOT system, movement and volatility of stock trading, or other relevant factors. While these differences may be noticeable on a trade-by-trade basis, they should balance out over time.

The intention of this policy is that the Sub-Adviser must make a trade allocation before the results of the actual trade have been determined. This policy will assure that the allocation cannot be affected by the results of the trade.

Block Trading: The Sub-Adviser also has established Block Trading Procedures to ensure that no advisory or sub-advisory client account or group of client accounts, neither public nor private, nor corporate nor individual, will receive preferential trading execution pursuant to federal and state regulations.

27

Securities Ownership. As of August 31, 2025, each portfolio manager that retained decision making authority over a Fund’s management beneficially owned the following dollar range of shares of such Fund:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of 8/31/25
Joseph W. Garner	$100,001 - $500,000
Kenneth G. Mertz, II	$50,001 - $100,000
Stacey L. Sears	$50,001 - $100,000
Terry M. Smith	$500,001 - $1,000,000
Nishit Trivedi	$10,001 - $50,000

UNDERWRITER

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), located at 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 5,000 shares. The Distributor will not distribute Shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC Participants.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Directors of the Company, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Company issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

28

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, plus the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Fund’s shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes from time to time as rebalancing adjustments and corporate action events are reflected by the Sub-Adviser. The composition of the Deposit Securities will change in response to adjustments to the weighting or composition of the securities constituting the Fund’s portfolio.

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

CASH PURCHASE METHOD. The Company may at its discretion permit full or partial cash purchases of Creation Units of the Fund in instances permitted by the exemptive relief the Sub-Adviser is relying on in offering the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

29

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Sub-Adviser may retain all or a portion of the Transaction Fee to the extent the Sub-Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from the Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed on any day, the Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the settlement date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the settlement date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

30

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the settlement date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Sub-Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time. APs will be liable to the Company for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Fund, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the settlement date.

31

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Fund. The Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The Sub-Adviser may retain all or a portion of the Transaction Fee to the extent the Sub-Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Fund is $300.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

32

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Fund may incur costs such as brokerage costs or taxable gains or losses that the Fund might not have incurred if the redemption had been made in-kind. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company. The Non-Standard Charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for the Fund is $300.

33

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

34

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Fund discloses its full portfolio holdings, as of the close of business the prior day, each day before the opening of trading on the Exchange at www.emeraldetfs.com.

DETERMINATION OF NET ASSET VALUE

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

35

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Sub-Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee under the direction of the Board.

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Fund and their shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Company each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

Dividend Reinvestment Service

The Fund will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Fund at NAV. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

36

Taxes – General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. The Fund has elected to be, and intends to qualify each year for tax treatment, as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough, and such Fund does not satisfy the 90% distribution requirement described above, such Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

37

The Fund's hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund's status as a regulated investment company. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

The Fund's investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by the Fund.

Loss Carryforwards

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years. As of August 31, 2025, the Fund had $783,502 of carry forward capital losses.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board and oversight by the Adviser, the Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Sub-Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Sub-Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

38

In addition, the Sub-Adviser may place a combined order for two or more accounts they manage, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account and the Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Sub-Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Sub-Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

During the following fiscal period, the Fund incurred brokerage commissions as follows:

Fund	Fiscal Period Ended August 31, 2025(1)
F/m Emerald Life Sciences Innovation ETF	$35,977

(1)	The Fund commenced operations on October 30, 2024

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. As of August 31, 2025, the Fund did not hold debt securities issued by the parent companies of their “regular broker-dealers” as defined in the 1940 Act.

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Sub-Adviser may select a broker based upon brokerage or research services provided to the Sub-Adviser. The Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Sub-Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement. Any advisory or other fees paid to the Sub-Adviser are not reduced as a result of the receipt of research services.

39

In some cases, the Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but the Sub-Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

SECURITIES LENDING

U.S. Bank, N.A. serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a Master Securities Lending Agreement entered into between the Fund and U.S. Bank, N.A.

As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. U.S. Bank, N.A. is responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines.

U.S. Bank, N.A. receives as compensation for its services a portion of the amount earned by the Fund for lending securities.

As of the fiscal period ended August 31, 2025, the Fund had not engaged in securities lending transactions.

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Sub-Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Sub-Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Sub-Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Sub-Adviser will vote proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

40

More Information

Each year, the Fund will make available the actual voting records relating to portfolio securities held by the Fund during the 12-month period ending June 30 without charge, upon request by calling 1-800-617-0004, or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Sub-Adviser’s proxy-voting policies and procedures is available by calling 1-800-617-0004 and will be sent within three business days of receipt of a request.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, Sub-Adviser and/or their affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, Sub-Adviser and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser, Sub-Adviser and/or their affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser and Sub-Adviser through increased fees as Fund assets grow.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

41

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to that Fund with each other share that represents an interest in that Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

GENERAL INFORMATION

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

42

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm of the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) of the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. Fund Services and the Custodian are affiliates.

During the following fiscal period, the F/m Emerald Life Sciences Innovation ETF paid the following administration and accounting fees to Fund Services:

Fund	Fiscal Period Ended August 31, 2025(1)
F/m Emerald Life Sciences Innovation ETF	$17,990

(1)	The Fund commenced operations on October 30, 2024.

Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

43

FINANCIAL STATEMENTS

The financial statements included in the Annual Report for the F/m Emerald Life Sciences Innovation ETF, and the report of Cohen & Company, Ltd., the Fund's independent registered public accounting firm, for the fiscal period ended August 31, 2025, are incorporated by reference into this SAI. The Funds will provide a copy of the Funds’ annual report on Form N-CSR and semi-annual reports, on request and without charge. Copies of the annual report may be obtained at no charge by telephoning the Fund at the telephone number appearing on the front page of this SAI.

44

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

A-1

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar® DBRS Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

1	A long-term rating can also be used to rate an issue with short maturity.
A-2

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-3

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

A-4

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

A-5

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’ opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

A-6

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

A-7

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

A-8

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-9

APPENDIX B

EMERALD ADVISERS, LLC
EMERALD MUTUAL FUND ADVISERS TRUST
EMERALD SEPARATE ACCOUNT MANAGEMENT

PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, LLC. and subsidiaries are entitled to vote. It is Emerald’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors

2)	insuring that these directors have properly supervised management

3)	resolve issues of natural conflict between shareholders and managers

a.	Compensation

b.	Corporate Expansion

c.	Dividend Policy

d.	Free Cash Flow

e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.

f.	Preserving Integrity

In voting proxies, Emerald will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, Emerald will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.

I. BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

B-1

A. Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

●	Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

●	Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

●	Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

●	Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

●	Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

●	Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

●	Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

●	Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B. Board Diversity: Emerald will generally support and votes should be cast in favor of proposals requiring diversity among a company’s Board of Directors. Using NASDAQ’s proposed rule 560(f)(2) as a guide, a diverse board should have two or more directors who self-identify as: (i) Female, (ii) an Underrepresented Minority, or (iii) LGBTQ+. Emerald will generally support and votes should be cast in favor of proposals seeking an explanation why a company does not meet this requirement.

●	For purposes of this section I.B, the following terms shall have the following meanings: “Female” shall mean an individual who self-identifies her gender as a woman, without regard to the individual’s designated sex at birth. “Underrepresented Minority” shall mean an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or two or more races or ethnicities. “LGBTQ+” shall mean an individual who self-identifies as any of the following: lesbian, gay, bisexual, transgender or a member of the queer community.

C. Selection of Accountants: Emerald will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

D. Incentive Stock Plans. Emerald will generally vote against all excessive compensation and incentive stock plans which are not performance related.

B-2

E. Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

F. Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. Emerald normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

G. Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

H. Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation Emerald will vote its shares on a case by case basis.

II. CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.

A. Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B. Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1. Classification of the Board of Directors:

A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2. Shareholder Rights Plans (Poison Pills):

Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3. Unequal Voting Rights:

A takeover defense, also known as superstock, which gives holders disproportionate voting rights. Emerald adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses:

These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

B-3

5. Fair Price Provisions:

These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.

Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6. Increases in authorized shares and/or creation of new classes of common and preferred stock:

a.	Increasing authorized shares.

Emerald will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.

Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b.	Creation of new classes of stock.

Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.

Resolution: Emerald would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c.	Directors and Management Liability and Indemnification.

These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.

Resolution: On a case by case basis, Emerlad votes Against attempts by management to eliminate directors and management liability for their duty of care.

B-4

d.	Compensation Plans (Incentive Plans)

Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.

Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e.	Greenmail

Emerald would not support management in the payment of greenmail.

Resolution: Emerald would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f.	Cumulative Voting

Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.

Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore Emerald will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g.	Proposals Designed to Discourage Mergers & Acquisitions In Advance

These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests.

Resolution: Emerald will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h.	Confidential Voting

A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners.

Resolution: Vote For proposals to establish secret ballot voting.

B-5

i.	Disclosure

Resolution: Emerald will vote Against proposals that would require any kind of unnecessary disclosure of business records. Emerald will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j.	Sweeteners

Resolution: Emerald will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).

k.	Changing the State of Incorporation

If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc.

Resolution: On a case-by-case basis, Emerald will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l.	Equal Access to Proxy Statements

Emerald supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement.

Resolution: Emerald will support any proposal calling for equal access to proxy statements.

m.	Abstention Votes

Emerald supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast.

Resolution: Emerald will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

B-6

III. Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights

B.	Nuclear Issues

C.	Defense Issues

D.	Social Responsibility

Emerald, in general supports the position of management. Exceptions to this policy Include:

1.	South Africa

Emerald will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2.	Northern Ireland

Emerald will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

IV. Other Potential Conflicts of Interest

Emerald may manage a variety of corporate accounts that are publicly traded.

B-7

FREE MARKET U.S. EQUITY FUND
FREE MARKET INTERNATIONAL EQUITY FUND
FREE MARKET FIXED INCOME FUND
of
The RBB Fund, Inc.

PROSPECTUS

December 31, 2025

Investment Adviser:

MATSON MONEY, INC.
5955 Deerfield Blvd.
Mason, OH 45040

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Ticker Symbols
Free Market U.S. Equity Fund	– FMUEX
Free Market International Equity Fund	– FMNEX
Free Market Fixed Income Fund	– FMFIX

SUMMARY SECTIONS	1
FREE MARKET U.S. EQUITY FUND	1
FREE MARKET INTERNATIONAL EQUITY FUND	7
FREE MARKET FIXED INCOME FUND	14
MORE ABOUT EACH FUND’S INVESTMENTS AND RISKS	21
Investment Strategies	21
More About Underlying Investment Company Investments	22
Investment Risks	25
Disclosure of Portfolio Holdings	29
Broad-Based and Composite Indices	30
Credit Ratings	31
MANAGEMENT OF THE FUNDS	32
Investment Adviser	32
Portfolio Managers	32
Management Fees	32
SHAREHOLDER INFORMATION	33
Pricing of Fund Shares	33
Market Timing	33
Purchase of Fund Shares	34
Redemption of Fund Shares	36
Exchange Privilege	37
Dividends and Distributions	37
Taxes	37
FINANCIAL HIGHLIGHTS	40
FOR MORE INFORMATION ABOUT MATSON MONEY FAMILY OF FUNDS	Back Cover

i

SUMMARY SECTIONS

FREE MARKET U.S. EQUITY FUND	FMUEX

Investment Objective

The Free Market U.S. Equity Fund (for this section only, the “Fund”) seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.05%
Acquired Fund Fees and Expenses(1)	0.22%
Total Annual Fund Operating Expenses	0.76%

(1)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you hold or sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “investment companies”) that have either adopted policies to invest at least 80% of their assets in equity securities, such as common stocks, preferred stocks or securities convertible into stocks, of U.S. companies, or invest substantially all of their assets in such equity securities. The Fund will diversify

1

its investments by investing primarily in investment companies focusing on different segments of the equity markets, including large (“large-cap”), small (“small-cap”) and micro-capitalization (“micro-cap”) equity securities that Matson Money, Inc. (“Matson Money” or the “Adviser”) the Fund’s investment adviser believes offer the prospect of long-term capital appreciation. The purchase of shares of investment companies may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses.

Under normal market conditions, the Adviser expects substantially all of the Fund’s net assets to be invested in the securities of investment companies that invest in the types of securities described in each asset class below, with less than 2% of the net assets invested in cash or money market instruments.

U.S. Large Cap Value Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of large cap companies that the underlying investment adviser(s) determine to be lower relative price stocks at the time of purchase. An issuer’s securities are considered to have a low relative price (i.e., value stocks) primarily because lower relative price they have a low price in relation to their book value. In assessing relative price, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios. The criteria used for assessing relative price are subject to change from time to time. Large cap companies are generally considered companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the underlying investment adviser(s). The dollar amount will change from time to time due to market conditions.

U.S. Small Cap Value Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of small cap companies that the underlying investment adviser(s) determine to be lower relative price stocks at the time of purchase. An issuer’s securities are considered to have a low relative price (i.e., value stocks) primarily because they have a low price in relation to their book value. In assessing value, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios. The criteria used for assessing value are subject to change from time to time. Small cap companies are generally considered companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the underlying investment adviser(s). The dollar amount will change from time to time due to market conditions.

U.S. Large Company Asset Class: The underlying investment companies generally will purchase all of the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. The S&P 500 Index comprises a broad and diverse group of stocks. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 80% of the total market capitalization of all publicly traded U.S. stocks.

U.S. Small Cap Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of small cap companies primarily based on market capitalization. Small cap companies are generally considered companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the underlying investment adviser(s). The dollar amount will change from time to time due to market conditions. There may be some overlap in the companies in which the U.S. small cap asset class and the U.S. micro cap asset class invest.

U.S. Micro Cap Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of micro cap companies. Micro cap companies are generally considered companies whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than the 1,500th largest U.S. company, whichever results in the higher market capitalization

2

break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the underlying investment adviser(s). The dollar amount will change from time to time due to market conditions. There may be some overlap in the companies in which the U.S. micro cap asset class and the U.S. small cap asset class invest.

The underlying investment companies may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the underlying investment company. Underlying index-based ETFs may use derivatives, including futures contracts, options on futures contracts, options and swaps to help the ETF track its underlying index.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government Securities, bank obligations and commercial paper. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment objective. Periodically the Adviser will review the allocations for the Fund in each underlying investment company and may add or remove underlying investment companies and/or change the investment allocation percentages of the Fund in the underlying investment companies without notice to shareholders.

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Stocks of large cap, small cap or micro cap companies in which the Fund’s underlying investment companies invest or in which the Fund invests directly may temporarily fall out of favor with investors or may be more volatile than the rest of the U.S. market as a whole.

●

The smaller the capitalization of a company, generally the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

●

Although the Fund will invest in other investment companies that follow a value oriented strategy, value stocks may perform differently from the market as a whole and such a strategy may cause the Fund at times to underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic and industry developments than the market as a whole and other types of stocks, and may underperform the market for long periods of time.

●

The Fund will invest in underlying investment companies that purchase stocks with high relative profitability. High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

●

Companies in which the Fund’s underlying investment companies invest may suffer unexpected losses or lower than expected earnings or their securities may become difficult or impossible to sell at the time and for the price that the underlying investment adviser(s) would like.

●

The Adviser’s judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

●

Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in U.S. equity securities, the net asset value (“NAV”) of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

3

●	Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses.

●

There is a risk that large, small or micro capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. In the past, large, small and micro capitalization stocks have gone through cycles of doing better or worse than the stock market in general.

●

There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

●

The derivative instruments in which the underlying investment companies may invest are subject to a number of risks including liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and it is possible to lose more than the principal amount invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

●	The performance of the Fund will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

●

ETFs are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

●

Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and Matson Money have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

More information about the Fund’s investments and risks is contained under the section entitled “More About Each Fund’s Investments and Risks.”

Performance Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information is available at https://funddocs.filepoint.com/matsonmoney/ or by calling (513) 204-8000.

4

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Best and Worst Quarterly Performance (for the period reflected in the chart above)

Best Quarter: 24.09% (quarter ended December 31, 2020)
Worst Quarter: -32.45% (quarter ended March 31, 2020)
Year to Date Total Return as of September 30, 2025: 9.03%

Average Annual Total Returns

The table below compares the average annual total returns of the Fund before and after taxes for the past calendar year, the past five calendar years, and past ten calendar years to the average total returns of a broad-based securities market index for the same periods.

Average Annual Total Returns for the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	12.21%	10.40%	8.83%
Fund Returns After Taxes on Distributions*	11.23%	9.29%	7.56%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	7.93%	8.12%	6.86%
Russell 3000™ Total Return Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Composite Index**	14.84%	9.68%	9.28%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

**

The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively. Additional information about the Composite Index can be found under the section entitled “More About Each Fund’s Investments and Risks.”

Management of the Fund

Investment Adviser

Matson Money, Inc.

5

Portfolio Managers

Mark E. Matson: Chief Executive Officer and Director, since 1991
Daniel J. List: Portfolio Manager, since 2019

Purchase and Sale of Fund Shares

The Fund has no minimum initial investment or minimum subsequent investment. The Fund is exclusively available to clients or customers of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals (“Service Organizations”). Only persons or entities having relationships with these Service Organizations may invest in the Fund. You may submit redemption requests on any business day to your Service Organization in person or by telephone, mail or wire.

You can purchase and redeem shares of the Fund only on days the New York Stock Exchange (“NYSE”) is open.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

FREE MARKET INTERNATIONAL EQUITY FUND	FMNEX

Investment Objective

The Free Market International Equity Fund (for this section only, the “Fund”) seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses(1)	0.30%
Total Annual Fund Operating Expenses	0.85%

(1)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you hold or sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “investment companies”) that have either adopted policies to invest at least 80% of their assets in equity securities, such as common stocks, preferred stocks or securities convertible into stocks, of foreign companies, or invest substantially all of their assets in such equity securities. The Fund will diversify its investments by investing primarily in investment companies that focus on different segments of the foreign equity

7

markets, including emerging markets, with little or no focus on domestic equity markets. The purchase of shares of investment companies may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses.

Under normal market conditions, Matson Money, Inc. (“Matson Money” or the “Adviser”), the Fund’s investment adviser expects substantially all of the Fund’s net assets to be invested in the securities of investment companies that invest in the types of securities described in each asset class below, with less than 5% of the net assets invested in cash or money market instruments.

International Small Cap Value Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities, directly or through sponsored or unsponsored depositary receipts, of small companies in foreign countries with developed markets that the underlying investment adviser(s) determine to be lower relative price stocks at the time of purchase. An issuer’s securities are considered to have a low relative price (i.e., value stocks) primarily because they have a low price in relation to their book value. In assessing relative price, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria used for assessing relative price are subject to change from time to time. The underlying investment adviser(s) determine the maximum market capitalization of a small company with respect to each country. The threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

International Large Cap Value Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities, directly or through sponsored or unsponsored depositary receipts, of large companies in foreign countries with developed markets that the underlying investment adviser(s) determine to be lower relative price stocks at the time of purchase. An issuer’s securities are considered to have a low relative price (i.e., value stocks) primarily because they have a low price in relation to their book value. In assessing relative price, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria used for assessing relative price are subject to change from time to time. The underlying investment adviser(s) determine the minimum market capitalization of a large company with respect to each country or region. The threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

International Small Company Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities, directly or through sponsored or unsponsored depositary receipts, of small companies in foreign countries with developed markets. The underlying investment adviser(s) determine the maximum market capitalization of a small company with respect to each country. The threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

International Large Cap Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities, directly or through sponsored or unsponsored depositary receipts, of large companies in foreign countries with developed markets. The underlying investment adviser(s) determine the minimum market capitalization of a large company with respect to each country or region. The threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

Emerging Markets Asset Class, Emerging Markets Value Asset Class, and Emerging Markets Small Cap Asset Class (collectively, the “Emerging Markets Asset Classes”): Underlying investment companies comprising each Emerging Markets Asset Class generally will purchase stocks and other equity securities, directly or through sponsored or unsponsored depositary receipts, of companies located in emerging market countries, including frontier markets (emerging market countries in an earlier stage of development). The underlying investment companies investing in securities of the Emerging Markets Asset Class and the Emerging Markets Small Cap Asset Class will generally purchase the equity securities of larger and smaller companies, respectively, within each country. The underlying investment adviser(s) determine company size primarily based on market capitalization. The thresholds will vary by country or region, and the dollar amounts will change from time to time due to market conditions.

8

The underlying investment companies in the Emerging Markets Value Asset Class generally will purchase emerging market equity securities that are deemed by the underlying investment adviser(s) to be lower relative price stocks at the time of purchase. An issuer’s securities are considered to have a low relative price (i.e., value stock) primarily because they have a low price in relation to their book value. In assessing relative price, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios. The criteria used for assessing relative price are subject to change from time to time.

The underlying investment companies may use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to hedge currency exposure or to adjust market exposure based on actual or expected cash inflows or outflows from the underlying investment company. Underlying index-based ETFs may use derivatives, including futures contracts, options on futures contracts, forward currency contracts, options and swaps to help the ETF track its underlying index.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government Securities, bank obligations and commercial paper. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment objective. Periodically the Adviser will review the allocations for the Fund in each underlying investment company and may add or remove underlying investment companies and/or change the investment allocation percentages of the Fund in the underlying investment companies without notice to shareholders.

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

The value of particular foreign equity securities which the Fund’s underlying investment companies may purchase or foreign stock markets on which the securities they may purchase are traded may decline in value.

●

Stocks of large cap or small cap foreign companies in which the Fund’s underlying investment companies may invest may temporarily fall out of favor with investors or may be more volatile than particular foreign stock markets or foreign stock markets as a whole.

●

The smaller the capitalization of a company, generally the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

●

Stocks of large cap or small cap foreign companies in which the Fund’s underlying investment companies may invest may suffer unexpected losses or lower than expected earnings or such securities may become difficult or impossible to sell at the time and for the price the underlying investment advisers would like.

●

Although the Fund will invest in other investment companies that follow a value oriented strategy, value stocks may perform differently from the market as a whole and such a strategy may cause the Fund at times to underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic and industry developments than the market as a whole and other types of stocks, and may underperform the market for long periods of time.

●

The Fund will invest in underlying investment companies that purchase stocks with high relative profitability. High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

9

●

Because the Fund owns shares of underlying investment companies that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards. In addition, foreign securities in which the underlying investment companies invest may be listed on foreign exchanges that trade on weekends or other days when the underlying investment companies do not calculate their net asset value (“NAV”). As a result, the value of the underlying investment companies’ holdings, and therefore the Fund’s holdings, may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

●

Investments in emerging market securities by underlying investment companies in which the Fund invests are subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economics. The foregoing risks may be greater in frontier markets, which are among the smallest and least mature investment markets.

●

Currency risk is the risk that exchange rates for currencies in which securities held by the underlying investment companies in which the Fund invests are denominated will fluctuate daily. In general, the underlying investment companies do not hedge currency risk. As a result, if currencies in which foreign holdings are denominated depreciate against the U.S. Dollar, the value of your investment in the Fund may be adversely affected.

●

ETFs are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

●

Investments in depositary receipts by underlying investment companies in which the Fund invests are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

●

The Adviser’s judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

●

Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in equity securities of foreign companies, the NAV of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

●	Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses.

●

There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

10

●

The derivative instruments in which the underlying investment companies may invest are subject to a number of risks including liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and it is possible to lose more than the principal amount invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

●	The performance of the Fund will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

●

Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and Matson Money have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

More information about the Fund’s investments and risks is contained under the section entitled “More About Each Fund’s Investments and Risks.”

Performance Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information is available at https://funddocs.filepoint.com/matsonmoney/ or by calling (513) 204-8000.

11

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Best and Worst Quarterly Performance (for the period reflected in the chart above)

Best Quarter: 19.80% (quarter ended December 31, 2020)
Worst Quarter: -31.58% (quarter ended March 31, 2020)
Year to Date Total Return as of September 30, 2025: 34.24%

Average Annual Total Returns

The table below compares the average annual total returns of the Fund before and after taxes for the past calendar year, the past five calendar years and past ten calendar years to the average total returns of a broad-based securities market index for the same periods.

Average Annual Total Returns for the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	5.90%	5.30%	5.08%
Fund Returns After Taxes on Distributions*	5.20%	4.74%	4.37%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	4.32%	4.20%	3.96%
MSCI World ex USA Index (net dividends)	4.70%	5.10%	5.26%
Composite Index**	4.86%	3.63%	4.81%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

**

The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI EAFE Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively. Additional information about the Composite Index can be found under the section entitled “More About Each Fund’s Investments and Risks.”

Management of the Fund

Investment Adviser

Matson Money, Inc.

12

Portfolio Managers

Mark E. Matson: Chief Executive Officer and Director, since 1991
Daniel J. List: Portfolio Manager, since 2019

Purchase and Sale of Fund Shares

The Fund has no minimum initial investment or minimum subsequent investment. The Fund is exclusively available to clients or customers of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals (“Service Organizations”). Only persons or entities having relationships with these Service Organizations may invest in the Fund. You may submit redemption requests on any business day to your Service Organization in person or by telephone, mail or wire.

You can purchase and redeem shares of the Fund only on days the NYSE is open.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

13

FREE MARKET FIXED INCOME FUND	FMFIX

Investment Objective

The Free Market Fixed Income Fund (for this section only, the “Fund”) seeks total return (consisting of current income and capital appreciation).

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.05%
Acquired Fund Fees and Expenses(1)	0.10%
Total Annual Fund Operating Expenses	0.64%

(1)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you hold or sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “investment companies”) that have either adopted policies to invest at least 80% of their assets in fixed income securities that Matson Money, Inc. (“Matson Money” or the “Adviser”),

14

the Fund’s investment adviser believes offer the prospect of providing total return, or invest substantially all of their assets in such fixed income securities. The purchase of shares of investment companies may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses.

Under normal market conditions, the Adviser expects substantially all of the Fund’s net assets to be invested in the securities of investment companies that invest in the types of securities described in each asset class below, with less than 2% of the net assets invested in cash or money market instruments.

One-Year Fixed Income Asset Class: The underlying investment companies generally will purchase U.S. Government obligations, U.S. Government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the U.S.; foreign government and agency obligations, bank obligations, including the obligations of U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements, and obligations of supranational organizations such as the World Bank, the European Investment Bank, and the Inter-American Development Bank. Generally, obligations comprising this asset class will mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available.

Two-Year Global Fixed Income Asset Class: The underlying investment companies generally will purchase obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, and other debt obligations of domestic and foreign issuers with maturities of no more than two years. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the underlying investment adviser(s) will focus investment in the longer-term area, otherwise, the underlying investment companies will focus investment in the shorter-term area of the eligible maturity range. Because many of the investments of the underlying investment companies in this asset class will be denominated in foreign currencies, the underlying investment companies may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

Intermediate Government Fixed Income Asset Class: The underlying investment companies generally will purchase debt obligations of the U.S. Government and U.S. Government agencies. Generally, investment companies in the asset class will purchase securities with maturities of between five and fifteen years, however such investment companies ordinarily will have an average weighted maturity of between three and ten years. The underlying investment companies may invest a portion of their assets in the obligations of foreign governments. Those obligations at the time of purchase must be either rated in the highest rating category of a nationally recognized statistical rating organization or, in the case of any obligation that is unrated, of comparable quality.

Five-Year Global Fixed Income Asset Class: The underlying investment companies generally will purchase obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. Generally, obligations comprising this asset class have a weighted average maturity not exceeding five years. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the underlying investment adviser(s) will focus investment in the longer-term area, otherwise, the underlying investment companies will focus investment in the shorter-term area of the eligible maturity range. Because many of the investments of the underlying investment companies in this asset class will be denominated in foreign currencies, the underlying investment companies may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

Short-Term Corporate Bond Asset Class: The underlying investment companies generally will track the investment results of the ICE BofAML 1-5 Year US Corporate Index, which measures the performance of investment-grade corporate bonds of both U.S. and non- U.S. issuers that are U.S. dollar denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to one year and less than five years.

15

Intermediate-Term Corporate Bond Asset Class: The underlying investment companies generally will track the investment results of the ICE BofAML 5-10 Year US Corporate Index, which measures the performance of investment-grade corporate bonds of both U.S. and non-U.S. issuers that are U.S. dollar denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to five years and less than ten years.

Inflation Protected Securities Asset Class: The underlying investment companies generally will track the investment results of the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase.

The underlying investment companies may also use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to hedge currency exposure or to adjust market exposure based on actual or expected cash inflows or outflows from the underlying investment company. Underlying index-based ETFs may use derivatives, including futures contracts, options on futures contracts, forward currency contracts, options and swaps to help the ETF track its underlying index.

Certain underlying investment companies may concentrate their investments (invest more than 25% of its total assets) in obligations of U.S. and foreign banks and bank holding companies when the yield to maturity on eligible portfolio investments in banking securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading. While the Fund will not concentrate its investments in any one industry, the Fund may be focused on banking sectors under certain circumstances.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government Securities, bank obligations and commercial paper. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment objective. Periodically the Adviser will review the allocations for the Fund in each underlying investment company and may add or remove underlying investment companies and/or change the investment allocation percentages of the Fund in the underlying investment companies without notice to shareholders.

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Fixed income securities in which the Fund’s underlying investment companies may invest are subject to certain risks, including: interest rate risk, reinvestment risk, prepayment and extension risk, credit/default risk, and the risks associated with investing in repurchase agreements.

●	Interest rate risk involves the risk that prices of fixed income securities will rise and fall in response to interest rate changes.

●	Reinvestment risk involves the risk that proceeds from matured investments may be re-invested at lower interest rates.

●

Prepayment risk involves the risk that in declining interest rates environments prepayments of principal could increase and require the Fund to reinvest proceeds of the prepayments at lower interest rates.

16

●	Extension risk involves the risk that prepayments of principal will decrease when interest rates rise resulting in a longer effective maturity of a security.

●

Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. Credit risk also involves the risk that the credit rating of a security may be lowered.

●

Repurchase agreement risk involves the risk that the other party to a repurchase agreement will be unable to complete the transaction and the underlying investment company in which the Fund invests may suffer a loss as a result.

●

Because the Fund owns shares of underlying investment companies that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards. In addition, foreign securities in which the underlying investment companies invest may be listed on foreign exchanges that trade on weekends or other days when the underlying investment companies do not calculate their net asset value (“NAV”). As a result, the value of the underlying investment companies’ holdings, and therefore the Fund’s holdings, may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

●

Currency risk is the risk that exchange rates for currencies in which securities held by the underlying investment companies in which the Fund invests are denominated will fluctuate daily. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

●

ETFs are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

●

Inflation protected securities, such as TIPS, generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

●

The Adviser’s judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

●

Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in fixed income securities, the NAV of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

17

●	Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses.

●

Not all obligations of U.S. Government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there may be some risk of default by the issuer in such cases.

●

There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

●

The derivative instruments in which the underlying investment companies may invest are subject to a number of risks including liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and it is possible to lose more than the principal amount invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

●	The performance of the Fund will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

●

Banks are very sensitive to changes in money market and general economic conditions. Adverse general economic conditions can cause financial difficulties for a bank’s borrowers and the borrowers’ failure to repay their loans can adversely affect the bank’s financial situation. Banks are subject to extensive regulation and decisions by regulators may limit the loans banks make and the interest rates and fees they charge, which could reduce bank profitability.

●

Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and Matson Money have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

More information about the Fund’s investments and risks is contained under the section entitled “More About Each Fund’s Investments and Risks.”

Performance Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information is available at https://funddocs.filepoint.com/matsonmoney/ or by calling (513) 204-8000.

18

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Best and Worst Quarterly Performance (for the period reflected in the chart above)

Best Quarter: 3.38% (quarter ended December 31, 2023)
Worst Quarter: -3.36% (quarter ended March 31, 2022)
Year to Date Total Return as of September 30, 2025: 4.10%

Average Annual Total Returns

The table below compares the average annual total returns of the Fund before and after taxes for the past calendar year, the past five calendar years, and past ten calendar years to the average total returns of a broad-based securities market index for the same periods.

Average Annual Total Returns for the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	3.92%	0.92%	1.25%
Fund Returns After Taxes on Distributions*	2.31%	0.15%	0.60%
Fund Returns After Taxes on Distributions and Sale of Fund Shares**	2.31%	0.38%	0.68%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Composite Index***	3.37%	1.09%	1.52%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

**

In certain cases, the figure representing “Fund Returns After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

***

The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Intermediate Government Bond Index, ICE BofAML 1-3 Year US Government/Corporate Index and Bloomberg U.S. Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively. Additional information about the Composite Index can be found under the section entitled “More About Each Fund’s Investments and Risks.”

19

Management of the Fund

Investment Adviser

Matson Money, Inc.

Portfolio Managers

Mark E. Matson: Chief Executive Officer and Director, since 1991
Daniel J. List: Portfolio Manager, since 2019

Purchase and Sale of Fund Shares

The Fund has no minimum initial investment or minimum subsequent investment. The Fund is exclusively available to clients or customers of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals (“Service Organizations”). Only persons or entities having relationships with these Service Organizations may invest in the Fund. You may submit redemption requests on any business day to your Service Organization in person or by telephone, mail or wire.

You can purchase and redeem shares of the Fund only on days the NYSE is open.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20

MORE ABOUT EACH FUND’S INVESTMENTS AND RISKS

Investment Strategies

The Summary of Principal Investment Strategies and Summary of Principal Investment Risks sections describe the investment objective and principal investment strategies and risks of each of Free Market Fixed Income Fund, Free Market International Equity Fund, and Free Market U.S. Equity Fund (each a “Fund” and collectively, the “Funds”). This section provides some additional information about the Funds and the underlying investment companies in which the Funds may invest and certain portfolio management techniques that such underlying investment companies may use. More information about the Funds’ investments and related risks is included in the Statement of Additional Information (“SAI”).

Each Fund’s investment objective is not fundamental and may be changed without shareholder approval by the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) upon prior written notice to shareholders. Shareholders will be given at least 60 days’ prior written notice of any change to a Fund’s investment objective.

Each Fund pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered investment companies and ETFs. The Adviser focuses on the returns of investment companies within each of the asset classes while keeping trading costs to a minimum. Under normal market conditions, the Adviser expects substantially all of the Funds’ net assets to be invested in the securities of investment companies with less than 2% of the net assets of the Free Market U.S. Equity Fund and Free Market Fixed Income Fund, and 5% of the net assets of the Free Market International Equity Fund invested in cash or money market instruments.

Periodically, the Adviser will review the allocations for each Fund in each underlying investment company. From time to time, the Adviser may add or remove underlying investment companies and/or change the investment allocation percentages of a Fund in the underlying investment companies without notice to shareholders. In addition, when the Adviser determines that market forces have caused fundamental changes in the relative values of the assets of the underlying investment companies, the Adviser may modify the allocations of a Fund. To maintain allocation ranges, adjustments may be made by purchasing or selling shares of the underlying investment companies or applying future investments and redemptions by a Fund in proportions necessary to rebalance the investments in the underlying investment companies.

Each Fund may invest directly in individual securities. However, the Adviser will not invest directly in individual securities without prior approval of the Board, except as described in this Prospectus.

Investments in Investment Companies and the Investment Company Industry. Each Fund invests exclusively in investment companies that are not affiliated with it. These investment companies may be within the same fund complex and/or advised by the same investment adviser. The Funds invest primarily in securities of registered investment companies and will attempt to identify investment companies that have demonstrated superior management, favorable investment results, and relatively lower costs and expenses. There can be no assurance that this result will be achieved. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests, including the advisory and administration fees paid by the underlying fund. Some underlying investment companies may concentrate their investments in various industries or industry sectors and may use options, futures, or options on futures in their investment programs.

Investment decisions by the investment advisers of the underlying investment companies are made independently of the Funds and the Adviser. Therefore, the investment adviser of one underlying investment company may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another underlying investment company. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

21

Each Fund expects that it will select the investment companies in which it will invest based, in part, upon an analysis of the past and projected performance and investment structure of the underlying investment companies. However, each Fund may consider other factors in the selection of investment companies. These other factors include, but are not limited to the investment company’s size, shareholder services, liquidity, investment objective and investment techniques. Each Fund will be affected by the losses of its underlying investment companies and the level of risk arising from the investment practices of such investment companies and has no control over the risks taken by such investment companies.

Investing in investment companies does not eliminate investment risk. When the Adviser has identified a significant upward trend in a particular asset class, each Fund retains the right to invest in investment companies that invest primarily in that particular asset class. Investment companies may have greater fluctuations in value when compared to other categories of investment companies that are not invested primarily in the particular asset class selected by the Adviser.

Each Fund’s ability to achieve its investment objective will depend largely on the Adviser’s ability to select the appropriate mix of underlying investment companies. In addition, achieving each Fund’s investment objective will depend on the performance of the underlying investment companies, which depends on the ability of the underlying investment companies to meet their investment objectives. There can be no assurance that either the Funds or their underlying investment companies will achieve their investment objectives.

ETFs are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. A Fund may incur brokerage fees in connection with its purchase of ETF shares.

Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the Investment Company Act of 1940 (the “1940 Act”). Pursuant to Rule 12d1-4 and procedures approved by the Board, the Fund may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1-4 including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements and limits on most three-tier fund structures.

More About Underlying Investment Company Investments

Underlying Investment Companies. The underlying investment companies in which the Funds may invest reflect a broad spectrum of investment opportunities including equities, fixed income, domestic, foreign and emerging markets. These investment companies may invest in various obligations and employ various investment techniques. The following describes these obligations and techniques:

Derivative Contracts. The underlying investment companies in which each of the Funds invests may, but need not, use derivative contracts to seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates (with respect to the Free Market International Equity Fund and Free Market Fixed Income Fund only) or interest rates in the market value of its securities or securities to be purchased.

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts, and interest rate or currency swaps. A derivative contract will obligate or entitle an underlying investment company to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on an underlying investment company’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An underlying investment company may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the investment company’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become

22

insolvent. Derivatives can also make an underlying investment company less liquid and harder to value, especially in declining markets. The underlying investment companies may also utilize derivative contracts to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The underlying investment companies of the Free Market International Equity Fund and the Free Market Fixed Income Fund may also enter into forward foreign currency contracts to transfer balances from one currency to another. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments.

Equity Investments. The underlying investment companies in which the Free Market U.S. Equity Fund and Free Market International Equity Fund invest may purchase all types of equity securities. The Free Market Fixed Income Fund may invest a portion of its assets in underlying investment companies that invest in equity securities, although these investments are not part of the Fund’s Principal Investment Strategies. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that an underlying investment company could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation.

Fixed Income Investments. The underlying investment companies in which the Free Market Fixed Income Fund invests may purchase all types of fixed income securities. The Free Market U.S. Equity Fund and the Free Market International Equity Fund may invest a portion of their assets in underlying investment companies that invest in fixed income securities, although these investments are not part of such Funds’ principal investment strategies. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate, governmental and foreign issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Foreign Securities. The securities held by the underlying investment companies in which the Free Market International Equity Fund invests are generally traded or denominated in foreign currencies. In addition, many of the securities held by the underlying investment companies in which the Free Market Fixed Income Fund invests are traded or denominated in foreign currencies. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of an underlying investment company’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, less publicly available information, less stringent investor protections, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. In addition, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

The underlying investment companies in which the Free Market International Equity Fund invests may purchase depositary receipts. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository

23

of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

The underlying investment companies investing in stocks and other equity securities of issuers located in developed markets may invest in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The investment adviser(s) of the underlying investment companies may also invest from time to time in securities of issuers located in other developed countries, at their discretion.

The underlying investment companies investing in stocks and other equity securities of issuers located in emerging market countries may invest in the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and United Arab Emirates. The investment adviser(s) of the underlying investment companies may also invest from time to time in securities of issuers located in other emerging market countries, at their discretion.

Mortgage-Backed Securities. The underlying investment companies in which the Free Market Fixed Income Fund invests may purchase mortgage-backed securities as part of their principal investment strategies. Mortgage-backed securities in which the underlying investment companies invest may be issued by private companies or by agencies of the U.S. Government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. An underlying investment company may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk, which is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase and making its price more sensitive to rate changes and more volatile. Mortgage derivatives and structural securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets. Mortgage-backed securities also include mortgage pass-through certificates and multiple-class pass-through certificates, such as collateralized mortgage obligations and real estate mortgage investment conduits.

The market for mortgage related securities has previously experienced substantial, often dramatic volatility with lower valuations and greatly reduced liquidity. These instruments may be subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse impact on the Funds to the extent underlying investment companies invest in mortgage-related or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Securities Lending. The underlying investment companies of the Funds may seek to increase their income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the underlying investment company will not exceed 331/3% of the value of the investment company’s total assets. The underlying investment company may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the investment company. Lending portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

24

Borrowing. The underlying investment companies of the Funds may borrow money for temporary or emergency (not leveraging) purposes. A Fund will not make any additional investments in an investment company while such investment company’s borrowings exceed 5% of its total assets.

Temporary Investments. The Funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in cash or money market instruments. If a Fund were to take a temporary defensive position, it may be unable to achieve its investment objective.

Investment Risks

The following provides additional information about the risks of investing in the Funds:

Cash Flow Risk. The underlying investment companies in which the Free Market Fixed Income Fund invests purchase fixed income securities as part of their principal investment strategies. Payment of principal on the mortgages or other assets underlying a particular fixed income security in which an underlying investment company invests may be faster or slower than estimated. Interest only instruments are particularly subject to extension risk, which is the risk that principal repayment will not occur as quickly as anticipated, causing the expected maturity of a security to increase and making its price more sensitive to rate change and more volatile. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected and will typically shorten the average life of these instruments. This is known as prepayment risk.

China Investments Risk. Underlying investment companies in which the Free Market International Equity Fund invests may purchase the securities of issuers located in China and Taiwan. There are special risks associated with investments in China and Taiwan, which are generally considered emerging market countries. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to the underlying investment companies and, therefore, the Free Market International Equity Fund.

Concentration Risk. Concentration of investments within one industry or market sector may subject an underlying investment company to greater market fluctuations. The Funds will not knowingly concentrate their investments, directly or indirectly, in any industry.

Credit/Default Risk. The underlying investment companies in which the Free Market Fixed Income Fund invests purchase fixed income securities as part of their principal investment strategies. The credit rating of an issuer or guarantor of a security in which an underlying investment company invests may be lowered or an issuer or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations. In addition, an underlying investment company may incur expenses in an effort to protect such underlying investment company’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights. The Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt.

25

Currency Risk. With respect to investments in foreign securities by underlying investment companies in which the Free Market International Equity Fund and the Free Market Fixed Income Fund invest, exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Foreign securities are usually denominated in a foreign currency; therefore, changes in foreign currency exchange rates can affect the NAV of an underlying investment company. Diversification among foreign currencies will not protect the underlying investment companies against a general increase in the value of the U.S. dollar relative to other currencies.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information (including private shareholder information), corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser and other service providers (including, but not limited to, Fund accountant, custodian, transfer agent and administrator), and the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. Furthermore, a Fund cannot control the cyber security plans and systems put in place by service providers to a Fund and issuers in which a Fund invests, and such third-party service providers may have limited indemnification obligations to a Fund or the Adviser. A Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. The underlying investment companies of each Fund may utilize derivatives as part of their principal investment strategies. Loss may result from an underlying investment company’s investments in futures, swaps, options and other derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the underlying investment company. Using derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. An underlying investment company’s investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the underlying investment company will engage in these transactions to reduce exposure to other risks when they would be beneficial. Rule 18f-4 under the 1940 Act imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Emerging Market Securities. Underlying investment companies in which the Free Market International Equity Fund invests may purchase the securities of issuers located in developing or emerging market countries. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets, because there is greater uncertainty in less established markets and economies. These risks include political, social or economic systems, smaller securities markets, lower trading volume, and substantial rates of inflation. To

26

the extent an underlying investment company is invested in emerging market securities, it will be subject to higher risk than those investing in securities of developed market countries. In addition, the legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Exchange-Traded Funds (ETFs). Each Fund may invest in ETFs to the extent permitted by the 1940 Act and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF typically is designed so that its performance will correspond closely with that of the index it tracks. In some cases, an ETF may be actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection, and the individual investments in an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expected, and/or the actively-managed ETF’s portfolio management practices do not work to achieve their desired result. As a shareholder in an ETF, a Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

The market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the ETF shares bought or sold. An active trading market for shares of the ETF may not develop or be maintained. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, which could also lead to variances between the market price of the ETF’s shares and the underlying value of those shares. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

Foreign Custody Risk. The underlying investment companies of the Free Market International Equity Fund and Free Market Fixed Income Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the underlying investment company’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the underlying investment company’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Investing. Foreign securities in which the Free Market International Equity Fund and Free Market Fixed Income Fund’s underlying investment companies may invest pose additional risks over U.S.-based securities for a number of reasons. Investments in foreign securities may adversely affect the value of an investment in certain underlying investment companies. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments and may exercise greater control over their economies, industries, and citizens’ rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets,

27

liquidity and volatility of investments, currency exchange rates and regulations, and accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation and withholding. In addition, these underlying investment companies may incur higher costs and expenses when making foreign investments, which will affect the underlying investment companies’ total return.

Interest Rate Risk. The underlying investment companies in which the Free Market Fixed Income Fund invests purchase fixed income securities as part of their Principal Investment Strategies. During periods of rising interest rates, an underlying investment company’s yield and the market value of the investment company’s fixed-income securities will tend to be lower than prevailing market interest rates. The U.S. Federal Reserve has raised interest rates from historically low levels and may continue to do so. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets. In periods of falling interest rates, the underlying investment company’s yield and the market value of the underlying investment company’s fixed-income securities generally will tend to be higher than prevailing market interest rates. Prices of longer-term fixed income securities are typically more sensitive to changes in interest rates than prices of shorter-term fixed-income securities. Declines in interest rate levels could cause an underlying investment company’s earnings to fall below such underlying investment company’s expense ratio, resulting in a negative yield and a decline in the underlying investment company’s share price. Certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

Non-Diversified Investments. The performance of large positions in certain equity or fixed income securities may significantly impact the performance of an underlying investment company of a Fund, resulting in greater volatility.

Other Investment Companies. Each Fund’s NAV will fluctuate due to business developments concerning a particular issuer or industry as well as general market and economic conditions affecting securities held by the particular underlying investment companies in which the Fund invests. Investment decisions by the investment advisers of the underlying investment companies in which the Funds invest are made independently of the Funds and the Adviser. Each Fund will be affected by the losses of its underlying investment companies and the risks involved in the investment practices of such investment companies. Neither the Funds nor the Adviser has any control over the risks taken by such investment companies. Some underlying investment companies may concentrate their investments in various industries or sectors and may invest in derivative securities, options or futures.

Small Company Securities. While the securities of small capitalization companies in which the Free Market U.S. Equity and Free Market International Equity Funds’ underlying investment companies invest may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the underlying investment companies in which the Funds invest may experience some difficulty in establishing or closing out positions in these

28

securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Stock Market Risk. Underlying investment companies in which the Funds may invest are subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Equity securities typically have greater volatility than fixed income securities. The market value of a Fund’s holdings is based upon the market’s perception of value and is not necessarily an objective measure of an investment’s value. The value of investments held by the Funds may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. There is no assurance that a Fund will realize its investment objective, and an investment in a Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in a Fund, or a Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, war, natural disasters, terrorism, conflicts and social unrest may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

U.S. Government Securities Risk. Although a Fund’s investments in U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. Government Securities markets and ultimately the Funds. Obligations issued by certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. Government Securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI. The SAI is incorporated herein.

29

Broad-Based and Composite Indices

Each Fund intends to evaluate its performance as compared to that of a broad-based index and a Composite Index. The information below reflects the most current information available to the Company as of the date of this Prospectus:

Free Market U.S. Equity Fund. The broad-based index is the Russell 3000™ Index. The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of the broad-based index and each index comprising the Composite Index:

The Russell 3000® Index consists of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market, and is completely reconstituted annually to ensure that new and growing equities are reflected. As of October 31, 2025, the median market capitalization of the companies in the Russell 3000™ Index was $2.3 billion and the largest stock was $4.9 trillion.

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be an indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. The S&P 500® Index is a market-value weighted index and each stock’s weight in the index is proportionate to its market value.

The Russell 1000® Value Index consists of the large-cap value segment of the U.S. equity universe. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. The Russell 1000® Value Index is made up of the 1,000 highest ranking U.S. stocks in the Russell 3000® Index.

The Russell 2000® Index consists of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is constructed on a market-cap weighted basis to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the Index. The Russell 2000® Index includes the smallest 2,000 securities in the Russell 3000® Index.

The Russell 2000® Value Index consists of the small-cap value segment of the U.S. equity universe. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer of the small-cap value market.

Free Market International Equity Fund. The broad-based index is the MSCI World (excluding U.S.) Index. The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI EAFE Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of the broad-based index and each index comprising the Composite Index:

The MSCI World ex USA Index (net dividends) is a stock market index of ‘world’ stocks maintained by Morgan Stanley Capital International (“MSCI”). The index includes a selection of stocks of developed markets, as defined by MSCI. As of October 31, 2025, this index contains securities from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of October 31, 2025, the median capitalization of the MSCI World (excluding U.S.) Index was $13.9 billion and the largest company capitalization was $417 billion.

The MSCI Europe, Australasia, and Far East (“EAFE”) Index is a stock market index of foreign stocks that covers approximately 85% of the equity market of the following developed countries as of October 31, 2025: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

30

The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the United States and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The MSCI EAFE Small Cap Index targets approximately 14% of the free float-adjusted market capitalization within each country as of October 31, 2025. The Index captures small cap representation across developed markets countries around the world, excluding the United States and Canada.

The MSCI EAFE Emerging Markets Free Index is designed to measure equity market performance in global emerging markets. As of October 31, 2025, the Index contained securities from the following emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Free Market Fixed Income Fund. The broad-based index is the Bloomberg U.S. Aggregate Bond Index. The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Intermediate Government Bond Index, ICE BofAML 1-3 Year U.S. Government/Corporate Index and Bloomberg U.S. Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of the broad-based index and each index comprising the Composite Index:

Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected securities are excluded. The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. The Bloomberg U.S. Aggregate Bond Index is an intermediate term index.

FTSE World Government Bond Index 1-5 Years (hedged to USD) includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Currently, this includes the 20 government bond markets of Australia, Austria, Belgium, Canada, China, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, Spain and Sweden.

Three Month Treasury-Bill Index consists of three-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The index is rebalanced monthly by market capitalization.

Bloomberg Intermediate Government Bond Index is a weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year to ten years.

ICE BofAML 1-3 Year U.S. Government/Corporate Index is an unmanaged index of short-term U.S. Government Securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

Credit Ratings

Corporate debt obligations and dollar-denominated obligations of foreign issuers issued in the U.S. in which the underlying investment companies of the Free Market Fixed Income Fund may invest will be (i) rated Aa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), or AA- or better by S&P Global Ratings (“S&P”), or AA- or better by Fitch Ratings (“Fitch”); or (ii) if there is no rating for the debt security, (ii) determined by the investment adviser(s) to the underlying investment companies to be of comparable quality to equivalent issues of the same issuer rated at least AA- or Aa3.

Commercial paper in which the underlying investment companies may invest will be rated, at the time of purchase, A-1 or better by S&P or Prime-1 by Moody’s, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P.

31

MANAGEMENT OF THE FUNDS

Investment Adviser

Matson Money, Inc. (“Matson Money” or the “Adviser”) has offices at 18760 North Pima Road, Scottsdale, AZ 85255 and 5955 Deerfield Blvd., Mason, OH 45040. Matson Money was founded in 1991 and provides advisory services to individuals, trusts, corporations, non-profit organizations, retirement plans and foundations. Mark E. Matson, Chief Executive Officer and a Director of Matson Money, controls Matson Money through his majority ownership. Matson Money had approximately $11.77 billion in assets under management as of September 30, 2025.

Subject to the general supervision of the Board, Matson Money manages the Funds’ portfolios and is responsible for the selection and management of all investments of the Funds in accordance with the Funds’ respective investment objectives and policies.

Portfolio Managers

Mark E. Matson and Daniel J. List are responsible for the day-to-day operation of the Funds.

Mark E. Matson, Chief Executive Officer and Director of the Adviser, founded the Adviser in 1991 and serves as head portfolio manager at the Adviser.

Daniel J. List, Chief Compliance Officer and President of the Adviser, has been employed by the Adviser since 1994. He is responsible for the portfolio design, compliance, trading and system designs.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Funds.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.50% of the first $1 billion of each Fund’s average daily net assets, 0.49% of each Fund’s average daily net assets over $1 billion to $3 billion, 0.48% of each Fund’s average daily net assets over $3 billion to $4 billion, and 0.35% of each Fund’s average daily net assets over $4 billion, computed daily and payable monthly. The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively. The Adviser may not recoup waived advisory fees or reimbursed expenses. The Adviser may discontinue these arrangements at any time. For the fiscal year ended August 31, 2025, the Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund paid 0.49%, 0.49%, and 0.49% (expressed as a percentage of the Fund’s average daily net assets), respectively, to the Adviser for its services.

A discussion regarding the basis for Board’s approval of the investment advisory agreement with respect to the Funds is available in the Funds’ financial statements dated August 31, 2025, which are available at https:/funddocs.filepoint.com/matsonmoney/.

32

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Funds’ shares (“Shares”) are priced at their NAV. The NAV per Share of each Fund is calculated as follows:

Value of Assets Attributable to the Fund’s Shares
NAV = -	Value of Liabilities Attributable to the Fund’s Shares
Number of Outstanding Shares of the Fund

Each Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. The NYSE is generally open Monday through Friday, except national holidays. The Funds will effect purchases and redemptions of Shares at the NAV next calculated after receipt by the Fund’s Transfer Agent of your purchase order or redemption request in good order (as described below). If a Fund holds securities that are primarily listed on non-U.S. exchanges, the NAV of the Fund’s Shares may change on days when shareholders will not be able to purchase or redeem the Fund’s Shares.

Investments in underlying open-end investment companies are valued based on the NAV of those investment companies at the close of business that day. Investments in ETFs and closed-end funds will be valued at their market price. A Fund’s direct investments in equity securities listed on any national or foreign exchange will be valued at the last sale price for all exchanges, except the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Direct investments in equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. A Fund’s direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Direct investments in foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable, the Fund’s investments will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. The Board has adopted a pricing and valuation policy for use by the Funds and its Valuation Designee in calculating a Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Board. The use of a pricing service and fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other mutual funds and investors to price the same investments.

Market Timing

In accordance with the policy adopted by its Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage

33

and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of a Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with a Fund.

There is no assurance that the Funds will be able to identify market timing, particularly if shareholders invest through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

General. Shares of the Funds are offered continuously for sale at NAV by Vigilant Distributors, LLC (the “Underwriter”). You can only purchase Shares through the means described below. The Funds have no minimum initial investment or minimum subsequent investment.

Purchases Through Intermediaries. The Funds are exclusively available to clients or customers of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals (“Service Organizations”). Only persons or entities having relationships with these Service Organizations may invest in the Funds. If a shareholder terminates his or her relationship with a Service Organization, the shareholder will not be permitted to purchase additional Fund Shares except for Shares purchased as a result of the reinvestment of dividends and distributions. Service Organizations may impose transaction or administrative charges or other direct fees, which would not be imposed if shares of the Fund were purchased directly from the Company. Therefore, investors should contact the Service Organization acting on their behalf concerning the fees, if any, charged in connection with a purchase or redemption of shares of the Funds and should read this Prospectus in light of the terms governing their accounts with the Service Organization. Service Organizations may impose minimum initial and minimum subsequent investment requirements with respect to their clients’ or customers’ investments in the Funds and will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients and customers. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.

For administration, sub-accounting, transfer agency and/or other services, the Adviser or its affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable

34

to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

In addition, a Fund may enter into agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for networking, sub-transfer agency, sub-administration and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Service Organization or (2) a fixed dollar amount for each account serviced by the Service Organization. The aggregate amount of these payments may be substantial.

Good Order. The Company will be deemed to have received a purchase order when a Service Organization, or if applicable, its authorized designee, accepts a purchase order in good order (i.e., the purchase request includes the name of the Fund; the dollar amount of shares to be purchased; an account application or investment stub; and a check payable to the Fund). Orders received by a Service Organization in good order will be executed at the Fund’s next determined NAV after they are accepted by the Service Organization or its authorized designee.

Retirement Plans. Shares of a Fund may be purchased in connection with various retirement plans, including Individual Retirement Accounts (“IRAs”) and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information concerning retirement plans is available from your Service Organization. A $15 annual account maintenance fee for each retirement account is charged (up to a maximum of $30 annually) and a $25 fee is charged for transferring assets to another custodian or for closing a retirement account. For further information as to applications and annual fees, contact your Service Organization. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information: The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of a Fund. The Adviser will monitor each Fund’s total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund’s strategy. Subject to the Board’s discretion, the Adviser may also choose to reopen a Fund to new investments at any time and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If a Fund closes to new investments, the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company;

b.	existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund;

c.	employees of the Adviser and their spouses, parents and children; and

d.	directors of the Company.

Other persons who are shareholders of the other Free Market Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of a closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement other purchases limitations at the time of closing, including limitations on current shareholders.

Customer Identification Program: Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Applications without the required information, or without

35

any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Fund or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

General: You may submit redemption requests to your Service Organization in person, by telephone, or by mail. Redemption requests are effected at the NAV next calculated after receipt of the redemption request by your Service Organization in proper form and transmission of the request to the Transfer Agent. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can redeem Shares of a Fund only on days the NYSE is open. Your Service Organization may refuse a telephone redemption request if it believes it is advisable to do so. You will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided your Service Organization reasonably believes that the instructions are genuine. Shareholders requesting redemptions by wire are charged a transaction fee of $15.

Telephone Redemptions: During periods of dramatic economic or market changes, you may experience difficulty in implementing a telephone redemption with your Service Organization because of increased telephone volume.

Involuntary Redemption: Each Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Each Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Redemption Information: Redemption proceeds for Shares of a Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by purchasing shares electronically through a wire transfer.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC and the Company’s Policy and Procedure Related to the Processing of In-Kind Redemptions. If a shareholder receives redemption proceeds in-kind, the shareholders will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90-day period for any one shareholder of the Fund.

Good Order: A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

36

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of any Free Market Fund for Shares of another Free Market Fund up to six (6) times per year (one exchange per calendar month). Such an exchange will be effected at the NAV of the exchanged Shares and the NAV of the Shares to be acquired next determined after a Service Organization’s receipt of a request for an exchange. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange, if authorized, by telephone. Defined contribution plans and IRA accounts are not subject to the above exchange limitations.

If the exchanging shareholder does not currently own Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days’ written notice to shareholders. If a shareholder wants to exchange Shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund’s minimum investment requirement for a new account. If a shareholder wants to exchange Shares into an existing account, the dollar value of the shares must equal or exceed the Fund’s minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Funds’ exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request that is deemed to be disruptive to efficient portfolio management.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Free Market U.S. Equity Fund and the Free Market International Equity Fund will declare and pay dividends from net investment income annually. The Free Market Fixed Income Fund will declare and pay dividends from net investment income quarterly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually.

All distributions will be reinvested in additional Fund shares unless you elect to receive cash via one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account as any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. Potential investors should consult their tax advisers for further information regarding federal, state, local and/or foreign tax consequences relevant to their specific situations.

37

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Distributions attributable to the net capital gain of a Fund (including distributions attributable to net capital gains of underlying investment companies) will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is 23.8% (which includes a 3.8% Medicare tax). Other Fund distributions will generally be taxable as ordinary income, except as discussed below. A portion of those distributions, however, may be treated as “qualified dividend income” taxable to non-corporate U.S. shareholders at long-term capital gain rates, as long as certain requirements are met. A distribution is treated as qualified dividend income to the extent a Fund or an underlying investment company receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund, the underlying investment company and the shareholder. Additionally, a portion of the distributions paid by a Fund may be eligible for the dividends-received deduction for corporate shareholders. Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

It is expected that the underlying funds of the Free Market International Equity Fund will be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on Shares of stock of) non-U.S. companies. These underlying funds and the Free Market International Equity Fund may, to the extent eligible, make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

You should note that if you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This adverse tax result is known as “buying into a dividend.”

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your Shares, based on the difference, if any, between your tax basis in the Shares and the amount you receive for them. This gain or loss will generally be capital gain or loss if you hold your Fund Shares as capital assets and will be long-term if you held your Shares for more than twelve months at the time you dispose of them. Additionally, any loss realized on a disposition of Shares of a Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

For Shares acquired on or after January 1, 2012, the Funds (or relevant broker or financial adviser) are required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such Shares are sold or exchanged. The Funds have elected to use the average cost method, unless you instruct the Funds to use a different IRS-accepted cost basis method, or choose to specifically identify your Shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when

38

reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

The Funds may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

IRAs and Other Tax-Qualified Plans: One major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such Shares were acquired with borrowed funds.

U.S. Tax Treatment of Foreign Shareholders: Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of regulated investment companies such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Funds’ net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Funds’ interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Funds.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of Shares in the Funds, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Funds.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from the Funds will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Funds will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Funds.

Shares of the Funds have not been registered for sale outside of the United States and certain United States territories.

State and Local Taxes: Shareholders may also be subject to state and local taxes on income and gain from Fund Shares. Shareholders should consult their advisers regarding the tax status of distributions in their state and locality.

More information about taxes is contained in the Funds’ SAI.

Additional Information

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned

39

property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact your service organization at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact your service organization if you wish to complete a Texas Designation of Representative form.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm. This information should be read in conjunction with the Funds’ financial statements, which, together with the report of the independent registered public accounting firm, are included in the Funds’ annual report, which is available upon request (see back cover for ordering instructions).

40

FREE MARKET U.S. EQUITY FUND

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$24.70	$21.37	$21.07	$23.59	$16.06
Net investment income/(loss)(1)	0.25	0.24	0.24	0.21	0.21
Net realized and unrealized gain/(loss) on investments	1.78	4.00	1.68	(1.69)	7.62
Net increase/(decrease) in net assets resulting from operations	2.03	4.24	1.92	(1.48)	7.83
Dividends and distributions to shareholders from:
Net investment income	(0.25)	(0.25)	(0.21)	(0.41)	(0.08)
Net realized capital gains	(0.66)	(0.66)	(1.41)	(0.63)	(0.22)
Total dividends and distributions to shareholders	(0.91)	(0.91)	(1.62)	(1.04)	(0.30)
Net asset value, end of period	$25.82	$24.70	$21.37	$21.07	$23.59
Total investment return/(loss)(2)	8.52%	20.30%	9.92%	(6.77%)	49.28%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,591,148	$4,301,186	$3,678,899	$3,292,855	$3,635,318
Ratio of expenses to average net assets(3)	0.54%	0.54%	0.55%	0.56%	0.55%
Ratio of net investment income/ (loss) to average net assets(3)	1.05%	1.08%	1.18%	0.92%	1.05%
Portfolio turnover rate	6%	4%	2%	7%	5%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

41

FREE MARKET INTERNATIONAL EQUITY FUND

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$12.43	$10.81	$9.66	$11.60	$8.89
Net investment income/(loss)(1)	0.41	0.33	0.27	0.34	0.18
Net realized and unrealized gain/(loss) on investments	2.40	1.57	1.22	(2.13)	2.84
Net increase/(decrease) in net assets resulting from operations	2.81	1.90	1.49	(1.79)	3.02
Dividends and distributions to shareholders from:
Net investment income	(0.42)	(0.28)	(0.34)	(0.15)	(0.13)
Net realized capital gains	—	—	—	—	(0.18)
Total dividends and distributions to shareholders	(0.42)	(0.28)	(0.34)	(0.15)	(0.31)
Net asset value, end of period	$14.82	$12.43	$10.81	$9.66	$11.60
Total investment return/(loss)(2)	23.60%	17.86%	15.82%	(15.63%)	34.43%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,814,803	$3,283,448	$2,825,629	$2,395,377	$2,682,213
Ratio of expenses to average net assets(3)	0.55%	0.55%	0.55%	0.56%	0.56%
Ratio of net investment income/(loss) to average net assets(3)	3.22%	2.92%	2.68%	3.08%	1.70%
Portfolio turnover rate	5%	13%	3%	2%	5%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

42

FREE MARKET FIXED INCOME FUND

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$10.13	$9.82	$9.82	$10.56	$10.61
Net investment income/(loss)(1)	0.41	0.32	0.17	0.05	0.03
Net realized and unrealized gain/(loss) on investments	0.01	0.29	(0.01)	(0.74)	— (2)
Net increase/(decrease) in net assets resulting from operations	0.42	0.61	0.16	(0.69)	0.03
Dividends and distributions to shareholders from:
Net investment income	(0.38)	(0.30)	(0.16)	(0.05)	(0.05)
Net realized capital gains	—	—	—	—	(0.03)
Return of capital	—	—	—	—	— (2)
Total dividends and distributions to shareholders	(0.38)	(0.30)	(0.16)	(0.05)	(0.08)
Net asset value, end of period	$10.17	$10.13	$9.82	$9.82	$10.56
Total investment return/(loss)(3)	4.26%	6.30%	1.62%	(6.51%)	0.31%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,944,843	$2,890,938	$2,785,355	$2,749,164	$2,820,610
Ratio of expenses to average net assets(4)	0.54%	0.55%	0.55%	0.56%	0.56%
Ratio of net investment income/(loss) to average net assets(4)	4.08%	3.20%	1.72%	0.51%	0.27%
Portfolio turnover rate	15%	8%	3%	3%	2%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

43

FACTS	WHAT DO THE FREE MARKET FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Free Market Funds choose to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Free Market Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions	Call (513) 204-8000 or go to https://funddocs.filepoint.com/matsonmoney/

44

What we do
How does the Free Market Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Free Market Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include Matson Capital, LLC and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Free Market Funds don’t share with nonaffiliates so they can market to you. The Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Free Market Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

45

FOR MORE INFORMATION ABOUT MATSON MONEY FAMILY OF FUNDS

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Funds is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Funds’ investments, describe the Funds’ performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

The Funds’ SAI, dated December 31, 2025 has been filed with the SEC. The SAI, which includes additional information about the Funds, may be obtained free of charge, along with the Annual and Semi-Annual Reports by calling (513) 204-8000 or by visiting the Adviser’s website at https://funddocs.filepoint.com/matsonmoney/.

The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus).

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 9:00 a.m. to 8:00 p.m. (Eastern time) Monday-Friday. Call: (513) 204-8000.

Purchases and Redemptions

Call (513) 204-8000

Written Correspondence

Street Address:

Matson Money, Inc. Family of Funds
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105

Securities and Exchange Commission

You may also view and copy information about the Company and the Funds, including the SAI, by visiting EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05518

MATSON MONEY, INC.

FAMILY OF FUNDS

of

The RBB Fund, Inc.

Institutional Class

Free Market U.S. Equity Fund:  FMUEX

Free Market International Equity Fund:  FMNEX

Free Market Fixed Income Fund:  FMFIX

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2025

Investment Adviser:

Matson Money, Inc.

This Statement of Additional Information (“SAI”) provides additional information about the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund (each, a “Fund” and collectively, the “Funds”). The Funds are series of The RBB Fund, Inc. (the “Company”). This information is in addition to the information contained in the Funds’ prospectus dated December 31, 2025 (the “Prospectus”). This SAI is not a prospectus. The financial statements and notes contained in the Annual Report to shareholders on Form N-CSR for the fiscal year ended August 31, 2025 (the “Annual Report”) are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein. Copies of the Prospectus and Annual and Semi-Annual Reports may be obtained free of charge by calling toll-free (513) 204-8000 or by visiting the investment adviser’s website at https://funddocs.filepoint.com/matsonmoney/.

GENERAL INFORMATION	1
NON- PRINCIPAL INVESTMENT POLICIES OF THE FUNDS	1
FUNDAMENTAL INVESTMENT LIMITATIONS	2
INVESTMENT POLICIES AND PRACTICES OF UNDERLYING INVESTMENT COMPANIES AND RELATED RISKS	3
DISCLOSURE OF PORTFOLIO HOLDINGS	18
MANAGEMENT OF THE COMPANY	19
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	27
CODE OF ETHICS	27
PROXY VOTING POLICIES	27
INVESTMENT ADVISORY AND OTHER SERVICES	27
DISTRIBUTION ARRANGEMENTS	31
FUND TRANSACTIONS	32
PURCHASE AND REDEMPTION INFORMATION	32
TELEPHONE TRANSACTION PROCEDURES	33
VALUATION OF SHARES	33
SECURITIES LENDING	33
TAXES	34
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	35
MISCELLANEOUS	35
FINANCIAL STATEMENTS	36
APPENDIX A	A-1
APPENDIX B	B-1

i

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 98 separate investment portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to Institutional Class shares representing interests in three diversified Funds, which are offered by the Prospectus. Matson Money, Inc. (“Matson Money” or the “Adviser”) serves as the investment adviser to the Funds.

NON-PRINCIPAL INVESTMENT POLICIES OF THE FUNDS

Bank Obligations.  Each Fund may invest in obligations of U.S. banks (including certificates of deposit and bankers’ acceptances) and U.S. dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks having total assets at the time of purchase in excess of $1 billion. Such banks must be members of the Federal Deposit Insurance Corporation.

The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

Commercial Paper.  Commercial paper represents short-term unsecured promissory notes issued by bank holding companies, corporations, and finance companies. The commercial paper purchased by the Funds consists of direct obligations of issuers which, at the time of investment, are (i) rated “P-1” by Moody’s Investors Service, Inc. (“Moody’s”) or “A-1” by S&P Global Ratings (“S&P”), or (ii) if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P. In the event that a security held by a Fund is placed on a credit watch or is downgraded by a rating agency, the value of such security may decline and the Fund invested in such security may consequently experience losses in respect of such security. See Appendix A for a description of Moody’s and S&P rating categories.

Temporary Defensive Positions.  Although the Funds invest primarily in shares of other registered investment companies, for temporary defensive purposes, the Funds may hold cash or invest in a variety of money market instruments, including U.S. Government securities, commercial paper, certificates of deposit, and bankers’ acceptances. When a Fund invests for temporary defensive purposes, it may do so without any percentage limitations. A Fund may not achieve its investment objective during periods when it has taken such a temporary defensive position.

U.S. Government Securities.  Each Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government”) that have remaining maturities not exceeding one year. Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Intermediate Credit Banks, the Federal Land Banks, and the Federal National Mortgage Association (“Fannie Mae”).

1

FUNDAMENTAL INVESTMENT LIMITATIONS

The Funds have adopted the following fundamental investment limitations which may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Each Fund’s investment goals and strategies described in the Prospectus may be changed by the Company’s Board of Directors (the “Board”) without the approval of the Fund’s shareholders. Each Fund may not:

1. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and the Free Market Fixed Income Fund may enter into dollar rolls (including mortgage dollar rolls), for temporary purposes in amounts up to one-third of the value of the Fund’s total assets at the time of such borrowing and provided that, for any borrowing with respect to the Fund, there is at least 300% asset coverage for borrowings of the Fund. A Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

2. Issue any senior securities, except as permitted under the 1940 Act.

3. Act as underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), except insofar as the Fund might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts.

5. Purchase or sell commodities or commodity contracts, except that to the extent consistent with its investment policies and restrictions, the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

6. Make loans, except through loan portfolio instruments and repurchase agreements, provided that, for purposes of this restriction, the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan.

7. Purchase any security if, as a result of such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers concentrated in a particular industry except that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

8. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

With respect to Investment Limitation No. 1, in the event that asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowing to obtain 300% asset coverage within three business days.

For purposes of Investment Limitation No. 2, the U.S. Securities and Exchange Commission (the “SEC”) has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the meaning of the term “evidence indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund’s custodian.

Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract; any borrowings or pledge or encumbrance of assets permitted by Investment Limitation No. 1; any collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts and foreign currency contracts and collateral arrangements with respect to short sales and initial and variation margin; and purchases and sales of futures or related options

The Funds have adopted the following non-fundamental investment limitation, which may be changed by the Board without shareholder approval:

1.	No Fund will invest more than 15% of its net assets in illiquid securities.

Securities held by the Funds generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Fund’s investment policies or limitations is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities by the Fund.) In the event that investments in illiquid instruments exceed 15% of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any instrument where the Fund would suffer a loss on the sale of that instrument.

2

INVESTMENT POLICIES AND PRACTICES OF UNDERLYING INVESTMENT COMPANIES AND RELATED RISKS

The underlying investment companies in which the Funds invest have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk. In addition, as a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Therefore, it may be more costly for a Fund to own shares of another investment company than to own directly the underlying securities owned by such company. Investment companies in which the Funds may invest also may impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne by shareholders. The underlying investment companies in which each Fund invests may purchase securities of affiliated and unaffiliated unregistered money market funds.

Set forth below is additional information with respect to the types of securities and instrument techniques of the underlying investment companies and the risks involved in certain of these practices and techniques.

Asset-Backed Securities.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition, asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See “Mortgage-Backed Securities.”

Convertible Securities and Preferred Stocks.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company’s earnings and assets prior to the claims of owners of common stocks but after those of bond owners. Preferred stocks in which the Funds may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a Fund’s investment in preferred stocks and securities convertible into or exchangeable for common stock.

Corporate Obligations.  The Free Market Fixed Income Fund’s underlying investment companies may invest in debt obligations, such as bonds and debentures, (i) rated Aa3 or better by Moody’s, or AA- or better by S&P, or AA- or better by Fitch Ratings (“Fitch”), or (ii) if there is no rating for the debt security, determined by the investment adviser(s) to the underlying investment companies to be of comparable quality to equivalent issues of the same issuer rated at least AA- or Aa3. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Cyber Security Risk. The Funds, the underlying investment companies, and their service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund, or underlying investment companies, to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks.Cyber security breaches affecting the Funds, the Adviser, the underlying investment companies, or their investment advisers, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s, or an underlying investment company’s, ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Funds or the underlying investment companies to regulatory fines or financial losses and/or cause reputational damage. The Funds and the underlying investment companies may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund or an underlying investment company may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s or an underlying investment company’s investment in such companies to lose value. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. While the Funds and their service providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Funds and the underlying investment companies have limited abilities to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to a Fund, an underlying investment company or the Adviser.

3

Depository Arrangements. To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in American Depository Receipts (“ADRs”). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars. They are publicly traded on exchanges or over-the-counter in the United States.

The underlying investment companies may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. securities issuer does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility because fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information for buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

The underlying investment companies may also invest in Holding Company Depository Receipts (“HOLDRS”). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or ADRs of specific companies in a particular industry, sector or group.

The underlying investment companies of the Free Market International Equity Fund may also invest in European Depository Receipts (“EDRs”), International Depository Receipts (“IDRs”) and Global Depository Receipts (“GDRs”). These are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, EDRs, GDRs and IDRs are designed for use in the foreign securities markets. Investments in EDRs, GDRs and IDRs involve certain risks not typically involved in purely domestic investments, including currency exchange risk. These risks are set forth under “Foreign Securities” in this SAI.

Dollar Rolls.  To the extent consistent with its investment policies and limitations, the Free Market Fixed Income Fund’s underlying investment companies may enter into dollar rolls in which the investment companies sell fixed income securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, an investment company would forgo principal and interest paid on such securities. However, the investment company would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. For additional information on dollar roll transactions, see the section entitled “Mortgage Dollar Roll Transactions” in this SAI.

Equity Markets.  The underlying investment companies of the Free Market U.S. Equity Fund and Free Market International Equity Fund invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the underlying investment companies involves substantial risk. As a result, investing in the underlying investment companies involves the risk of loss of capital.

Exchange-Traded Funds (ETFs). Each Fund may invest in ETFs to the extent permitted by the 1940 Act and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF typically is designed so that its performance will correspond closely with that of the index it tracks. In some cases, an ETF may be actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection, and the individual investments in an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expected, and/or the actively-managed ETF’s portfolio management practices do not work to achieve their desired result. As a shareholder in an ETF, a Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

The market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the ETF shares bought or sold. An active trading market for shares of the ETF may not develop or be maintained. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, which could also lead to variances between the market price of the ETF’s shares and the underlying value of those shares.

4

Foreign Custody Risk. The underlying investment companies of the Free Market International Equity Fund and Free Market Fixed Income Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the underlying investment company’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the underlying investment company’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Securities.  The underlying investment companies of the Free Market International Equity Fund and Free Market Fixed Income Fund may invest in securities issued by foreign companies. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the underlying investment companies may invest. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of securities due to settlement problems could result either in losses to an underlying investment company due to subsequent declines in value of the securities, or, if the underlying investment company has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of an underlying investment company is uninvested and no return is earned thereon. The inability of an underlying investment company to make intended security purchases due to settlement problems could cause the underlying investment company to miss attractive investment opportunities.

Although the underlying investment companies may invest in securities denominated in foreign currencies, each investment company values its securities and other assets in U.S. dollars. As a result, the NAV of an underlying investment company’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the underlying investment company’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which an underlying investment company makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the underlying investment company’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of an underlying investment company’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, an underlying investment company is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The underlying investment companies may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The underlying investment companies may also invest in debt securities issued or guaranteed by foreign governments, including Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries.

Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and the EU signed the Trade and Cooperation Agreement (“TCA”) on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. While the long-term effects of Brexit are currently unknown, Brexit has already resulted in volatility in European and global markets. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

5

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Funds’ investments. Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Funds’ investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Funds from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Funds’ ability to achieve their investment objectives, prevent the Funds from receiving payments otherwise due, increase diligence and other similar costs to the Funds, render valuation of affected investments challenging, or require the Funds to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Funds’ performance with respect to such investments, and thus the Funds’ performance as a whole.

In addition, underlying investment companies in which the Free Market International Equity Fund invests may purchase the securities of issuers located in China and Taiwan. There are special risks associated with investments in China and Taiwan, which are generally considered emerging market countries. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to the underlying investment companies and, therefore, affect the Free Market International Equity Fund.

Forward Commitment and When-Issued Transactions.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may purchase or sell securities on a when-issued or forward commitment basis. These transactions involve a commitment by an underlying investment company to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitments enable an underlying investment company to lock in what is believed by the underlying investment adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, an underlying investment company might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, an underlying investment company might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of an underlying investment company’s NAV starting on the date of the agreement to purchase the securities, and the underlying investment company is subject to the rights and risks of ownership of the securities on that date. An underlying investment company does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When an underlying investment company makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the underlying investment company’s assets. Fluctuations in the market value of the underlying securities are not reflected in the underlying investment company’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but an underlying investment company may agree to a longer settlement period.

An underlying investment company generally will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, an underlying investment company may dispose of or renegotiate a commitment after it is entered into. An underlying investment company also may sell securities it has committed to purchase before those securities are delivered to the underlying investment company on the settlement date. An underlying investment company may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

When an underlying investment company purchases securities on a when-issued or forward commitment basis, the investment company or its custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the underlying investment company’s purchase commitments. These procedures are designed to ensure that the underlying investment company will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

6

Forward Foreign Currency Transactions.  The Free Market International Equity and Free Market Fixed Income Funds’ underlying investment companies may, to the extent that they invest in foreign securities, enter into forward foreign currency exchange contracts in order to facilitate the settlement of equity or bond purchases; exchange one currency for another, including to repatriate excess currencies; or, in the case of the Free Market Fixed Income Fund, hedge against fluctuations in currency exchange rates. The underlying investment companies will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The underlying investment companies generally may enter into forward contracts under several circumstances. First, when an underlying investment company enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the underlying investment company will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The underlying investment adviser(s) may also use non-U.S. currency to enter into a forward foreign exchange contract.

Second, the investment adviser to certain underlying fixed income investment companies may cause such investment companies to enter a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the investment company’s portfolio securities quoted or denominated in such foreign currency in an effort to hedge against fluctuations in currency exchange rates. These underlying fixed income investment companies may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the investment adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the investment adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar. With currency hedging techniques, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Additionally, these techniques do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the underlying investment company’s foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

Third, the investment adviser may exchange one currency for another if it believes it may need the other currency to settle future equity purchases or to repatriate excess foreign currency to U.S. dollars.

The underlying investment companies generally will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the investment company to deliver an amount of foreign currency in excess of the value of the investment company’s respective portfolio securities (including accrued interest or other accrued receivables) or other assets quoted or denominated in that currency. At the consummation of the forward contract, an underlying investment company may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If an underlying investment company chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Fund into such currency. If an underlying investment company engages in an offsetting transaction, the underlying investment company will realize a gain or a loss to the extent that there has been a change in forward contract prices.

The underlying investment companies’ transactions in forward contracts generally will be limited to those described above. Of course, the underlying investment companies are not required to enter into such transactions with regard to their foreign currency quoted or denominated securities, and the investment companies will not do so unless deemed appropriate by their respective investment advisers.

While the underlying investment company may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an underlying investment company may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the underlying investment company than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the underlying investment company’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the underlying investment company. Such imperfect correlation may cause the underlying investment company to sustain losses, which will prevent the underlying investment company from achieving a complete hedge, or expose the underlying investment company to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparts to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive an underlying investment company of unrealized profits, transaction costs or the benefits of a currency hedge or force an underlying investment company to cover its purchase or sale commitments, if any, at the current market price.

7

The underlying investment companies’ foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

Futures Contracts.   A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, an underlying investment company can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, an underlying investment company, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

To seek to increase total return or to hedge against changes in interest rates or securities prices, an underlying investment company may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. An underlying investment company may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, and any other financial instruments and indices. Generally an underlying investment company will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by an underlying investment company are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

The Funds intend to limit investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds). However, the application of the amended rules to “funds-of-funds” remains unclear. Accordingly, the Adviser has filed for relief with respect to each Fund which defers compliance until six months following the effective date of any CFTC guidance regarding the application of the amended rules to “fund-of-funds.” As of the date of this SAI, no such guidance has been issued. For this reason, the Adviser is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act at this time. Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 under the 1940 Act may require the Fund to observe more stringent asset coverage and related requirements than were previously imposed by the 1940 Act, which could adversely affect the value or performance of the Fund. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also prevent the Fund from using certain instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, an underlying investment company may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that an underlying investment company proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. An underlying investment company may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the underlying investment company’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by an underlying investment company or securities with characteristics similar to those of the underlying investment company’s portfolio securities. If, in the opinion of the investment adviser to an underlying investment company, there is a sufficient degree of correlation between price trends for an underlying investment company’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the underlying investment company may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an underlying investment company’s portfolio may be more or less volatile than prices of such futures contracts, the underlying investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the underlying investment company’s enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the underlying investment company’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an underlying investment company portfolio’s securities would be substantially offset by a decline in the value of the futures position.

8

On other occasions, an underlying investment company may take a “long” position by purchasing futures contracts. This would be done, for example, when the underlying investment company anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Indexed Securities.  To the extent consistent with its investment policies and limitations, each Fund’s underlying investment companies may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. An underlying investment company may also invest in exchange-traded funds, which generally track their related indices and trade like an individual stock throughout the trading day. For example, an underlying investment company may invest in Standard & Poor’s Depositary Receipts (commonly referred to as “Spiders”), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the S&P 500® Composite Stock Price Index.

Initial Public Offerings.   To the extent consistent with its investment policies and limitations, each Fund’s underlying investment companies may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When an underlying investment company’s asset base is small, a significant portion of the underlying investment company’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the underlying investment company. As an underlying investment company’s assets grow, the effect of the underlying investment company’s investments in IPOs on the underlying investment company’s performance probably will decline, which could reduce the underlying investment company’s performance. Because of the price volatility of IPO shares, an underlying investment company may choose to hold IPO shares for a very short period of time. This may increase the turnover of the underlying investment company’s portfolio and may lead to increased expenses to the underlying investment company, such as commissions and transaction costs. In addition, the underlying investment advisers cannot guarantee continued access to IPOs.

Inflation-Protected Securities.  The Free Market Fixed Income Fund’s underlying investment companies may invest in inflation-protected securities issued by the U.S. Treasury, known as “TIPs” or “Treasury Inflation-Protected Securities,” which are debt securities whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (“CPI”). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment.

Inflation-protected securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected security will decline and could result in losses for the Fund’s underlying investment companies.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, an underlying investment company holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Interest Rate Swaps, Floors and Caps and Currency Swaps.  The Free Market Fixed-Income Fund’s underlying investment companies may enter into interest rate swaps and may purchase interest rate floors or caps. An underlying investment company will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by the underlying investment company with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Free Market International Equity Fund and Free Market Fixed Income Fund may enter into currency swaps, which involve the exchange of the rights of the underlying investment company and another party to make or receive payments in specific currencies.

An underlying investment company will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out, with the underlying investment company receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

The net amount of the excess, if any, of an underlying investment company’s obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to such accrued excess will be segregated by the underlying investment company.

If there is a default by the other party to such transaction, the underlying investment company will have contractual remedies pursuant to the agreements related to the transaction.

9

Large Shareholder Purchase and Redemption Risk.   The Funds may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Funds. Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Lending of Portfolio Securities.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may lend their portfolio securities to financial institutions provided that (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the underlying investment company may at any time call the loan and obtain the return of the securities loaned; (3) the underlying investment company will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the underlying investment company. Such loans would involve risk of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

LIBOR Risk. Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

Loan Participations. The Free Market Fixed-Income Fund’s underlying investment companies may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. An underlying investment company may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the underlying investment company assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the underlying investment company has direct recourse against the corporate borrower, the underlying investment company may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the underlying investment company does not receive scheduled interest or principal payments on such indebtedness, the underlying investment company’s share price and yield could be adversely affected. Loans that are fully secured offer the underlying investment company more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

An underlying investment company invests in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the underlying investment company bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the underlying investment company’s investment adviser believes to be a fair price.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to an underlying investment company. For example, if a loan is foreclosed, the underlying investment company could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an underlying investment company could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an underlying investment company relies on its investment adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Market Fluctuation.  The market value of the investments of each underlying investment company, and thus each underlying investment company’s NAV, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

10

Micro Cap, Small Cap and Mid Cap Stocks.   Securities of companies with micro, small and mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because micro, small and mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro, small and mid cap companies tend to be less certain than large cap companies, and the dividends paid on micro, small and mid cap stocks are frequently negligible. Moreover, micro, small and mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro, small and mid cap companies tend to be more volatile than those of large cap companies. The market for micro and small cap securities may be thinly traded and as a result, greater fluctuations in the price of micro and small cap securities may occur.

Mortgage-Backed Securities.  The Free Market Fixed Income Fund’s underlying investment companies may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates and collateralized mortgage obligations (“CMOs”).

Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae and Freddie Mac. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. Government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon. Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities. The quality and value of the underlying collateral may decline, or default, which has become a significant risk for collateral related to sub-prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts.

An underlying investment company may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac in order to receive a high quality rating from the rating organizations (e.g., S&P or Moody’s), they often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

11

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

Investing in mortgage-backed securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of mortgage-backed securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent a Fund from selling such securities held in its portfolio at times or prices that it desires.

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

An underlying investment company may invest in floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), and mortgage-backed securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which an underlying investment company may have invested or may in the future be invested), and may continue to do so in the future. In the event that any mortgage-related security held by an underlying investment company is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the underlying investment company invested in such security, and thus the Free Market Fixed Income Fund, may consequently experience losses in respect of such mortgage-related security.

Mortgage Dollar Roll Transactions.   The Free Market Fixed Income Fund’s underlying investment companies may enter into mortgage dollar roll transactions in which the underlying investment company sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.

During the roll period, the underlying investment company would forgo principal and interest paid on such securities. However, the underlying investment company would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the underlying investment company compared with what such performance would have been without the use of mortgage dollar rolls. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For additional information on dollar rolls, please refer to the section entitled “Dollar Rolls” in this SAI.

Options on Futures Contracts.   To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The acquisition of put and call options on futures contracts will give an underlying investment company the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an underlying investment company obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

12

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of an underlying investment company’s assets. By writing a call option, an underlying investment company becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an underlying investment company intends to purchase. However, the underlying investment company becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an underlying investment company in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The underlying investment company will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An underlying investment company’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the applicable underlying investment company to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the underlying investment company’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the adviser of the underlying investment company regarding movements in securities prices or interest rates are incorrect, the underlying investment company may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while an underlying investment company may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the underlying investment company than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the underlying investment company may be exposed to risk of loss.

Perfect correlation between an underlying investment company’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. Other futures contracts available to hedge an underlying investment company’s portfolio investments generally are limited to futures on various securities indices.

Options on Securities and Securities Indices.   To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may each write covered call and secured put options on any securities in which it may invest or on any domestic stock indices based on securities in which it may invest. An underlying investment company may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by an underlying investment company obligates the investment company to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security.

A put option written by an underlying investment company obligates the underlying investment company to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the underlying investment company accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account noted on the underlying investment company’s records or maintained by the underlying investment company’s custodian with a value at least equal to the underlying investment company’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the underlying investment company’s net exposure on its written option position.

An underlying investment company may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the underlying investment company will have incurred a loss in the transaction.

13

An underlying investment company may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The amount of this settlement will be equal to the difference between the closing price of the securities index at the time of exercise and the exercise price of the option expressed in dollars, times a specified amount. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

An underlying investment company may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. An underlying investment company may also cover call and put options on a securities index by using the other methods described above.

An underlying investment company would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The purchase of a call option would entitle an underlying investment company, in return for the premium paid, to purchase specified securities at a specified price during the option period. An underlying investment company would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the underlying investment company would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle an underlying investment company, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of an underlying investment company’s securities. Put options may also be purchased by an underlying investment company for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. An underlying investment company would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the underlying investment company would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

An underlying investment company may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Although an underlying investment company may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds, which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500® Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by an underlying investment company may not exactly match the composition of the securities index on which options are written. If the forecasts of the adviser of the underlying investment company regarding movements in securities prices or interest rates are incorrect, an underlying investment company’s investment results may have been better without the hedge transactions.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an underlying investment company is unable to effect a closing purchase transaction with respect to covered options it has written, the investment company will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if an underlying investment company is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds.   To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in pay-in-kind (“PIK”) securities. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Such securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

14

PIK securities, zero coupon bonds and capital appreciation bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, an underlying investment company will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, an underlying investment company may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, an underlying investment company is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, an underlying investment company may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the underlying investment company. Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Purchase Warrants.   To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in purchase warrants and similar rights. Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of warrants involves the risk that the underlying investment company could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Real Estate Investment Trust Securities.   To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in real estate investment trusts (“REITs”). A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on an underlying investment company, and therefore the Funds.

The REITs in which the underlying investment companies may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. An underlying investment company will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying investment company.  An underlying investment company is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

Repurchase Agreements.   Each Fund’s underlying investment companies may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose an underlying investment company to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Default by or bankruptcy of the seller would, expose an underlying investment company to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Restricted and Illiquid Investments.   Pursuant to Rule 22e-4 (“Rule 22e-4” or the “Liquidity Rule”) under the 1940 Act, each Fund’s underlying investment companies may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that an underlying investment company reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid investments may include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency and mortgage swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

15

Mutual funds do not typically hold a significant amount of restricted or other illiquid investments because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. To the extent an investment held by an underlying investment company of a Fund is deemed to be an illiquid investment or a less liquid investment, the underlying investment company, and thus the Fund, will be exposed to a greater liquidity risk.

Each underlying investment company may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the underlying investment adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The underlying investment adviser will monitor the liquidity of Restricted Securities held by an underlying investment company. In reaching liquidity decisions, the underlying investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

The Adviser will monitor the liquidity of restricted securities in the Funds under the supervision of the Board. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the board of directors of the underlying investment companies and, when required by the Liquidity Rule, to the SEC.

Reverse Repurchase Agreements.   To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by an underlying investment company subject to the underlying investment company’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by an underlying investment company may decline below the price of the securities the underlying investment company is obligated to repurchase and the interest received on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Short Sales.   To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may enter into short sales. Short sales are transactions in which an underlying investment company sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the underlying investment company must borrow the security to make delivery to the buyer. The underlying investment company then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the underlying investment company. Until the security is replaced, the underlying investment company is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the underlying investment company also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until an underlying investment company replaces a borrowed security in connection with a short sale, the underlying investment company will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

An underlying investment company will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying investment company replaces the borrowed security. The underlying investment company will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the underlying investment company may be required to pay in connection with a short sale.

16

Short Sales “Against the Box.” In addition to the short sales discussed above, an underlying investment company may make short sales “against the box,” a transaction in which a fund enters into a short sale of a security that the fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the underlying investment company delivers the security to close the short position. The underlying investment company receives the net proceeds from the short sale.

SOFR Risk. The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Special Note Regarding Market Events. The Funds' NAV and investment return will fluctuate based upon changes in the value of its investments. The market value of the Funds' holdings is based upon the market's perception of value and is not necessarily an objective measure of an investment's value. There is no assurance that the Fund will realize its investment objective, and an investment in the Funds is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Funds, or the Funds could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of an underlying investment company’s investments may be negatively affected by events impacting a country or region, regardless of whether such underlying investment company invests in issuers located in or with significant exposure to such country or region.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact a Fund and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak resulted in serious economic disruptions across the globe. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rate changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in an underlying investment company being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent an underlying investment company may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the underlying investment company’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the underlying investment company’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the underlying investment company invests, negatively impact a Fund’s performance, and cause losses on your investment in the Funds.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds, underlying funds, and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds, underlying funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds, underlying funds, and issuers in which they invest.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

17

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Structured Securities.   The Free Market Fixed Income Fund’s underlying investment companies may invest in structured securities. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, an underlying investment company could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

The instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which an underlying investment company invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude an underlying investment company’s, and thus a Fund’s, ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the underlying investment companies’ holdings.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Funds, a policy relating to the selective disclosure of a Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of a Fund’s shareholders. The policies relating to the disclosure of a Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose each Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Generally, after the 60th business day of the month following each month end, each Fund may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations. In addition, generally after the 60th business day of the month following each month end, each Fund may post to its website a list of its top ten holdings or full portfolio holdings at the discretion of the Adviser. The timing, frequency and type (i.e., ratings/rankings/holdings) of disclosure may change at the Adviser’s discretion, as well as whether to post to each Fund’s website.

The Company may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Funds’ proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

18

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of a Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to the Funds’ shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of a Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to a Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, directors, officers or third party service providers to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

Portfolio Turnover.  Changes may be made to a Fund’s portfolio consistent with the investment objective and policies of such Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. For the fiscal years ended August 31, 2025 and August 31, 2024, the portfolio turnover rates for the Funds can be found below. High portfolio turnover may result in increased brokerage costs to a Fund and also adverse tax consequences to a Fund’s shareholders. Under normal circumstances each of the Funds expects to have a low portfolio turnover rate.

	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024
Free Market U.S. Equity Fund	6%	4%
Free Market International Equity Fund	5%	13%
Free Market Fixed Income Fund	15%	8%

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

19

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities. .

Directors, Advisory Board Members and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).

20

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126

Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A

21

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development of The RBB Fund, Inc.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

22

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

23

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Funds and in all of the portfolios of the Company and The RBB Fund Trust (together, the "Fund Complex") (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her) as of December 31, 2024, including amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly, Director	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTORS
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Trustee. He was appointed as an Advisory Board Member effective October 1, 2025.

The following table sets forth the dollar range of equity securities beneficially owned by each Director in each individual Fund as of December 31, 2024:

Name of Director	Free Market U.S. Equity Fund	Free Market International Fund	Free Market Fixed Income Fund
Independent Directors:
Gregory P. Chandler, Director	None	None	None
Lisa A. Dolly, Director	None	None	None
Nicholas A. Giordano, Director	None	None	None
Arnold M. Reichman, Director and Chair	None	None	None
Martha A. Tirinnanzi, Director	None	None	None
Interested Director:
Robert Sablowsky, Director and Vice Chair	None	None	None
Brian T. Shea, Director	None	None	None
Disinterested Advisory Board Members:
Eugene Podsiadlor(1)	None	None	None

(1)	Mr. Podsiadlo was appointed as an Advisory Board Member effective October 1, 2025.

Directors’, Advisory Board Members’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

24

From January 1, 2024 through December 31, 2024, the Company and The RBB Fund Trust, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $1,060,000 in the aggregate from all series of the Company and The RBB Fund Trust for its services, and $64,790 from the Free Market U.S. Equity Fund, $51,369 from the Free Market International Fund, and $44,501 from the Free Market Fixed Income Fund. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund Complex in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$127,267	$0	$406,250
Lisa A. Dolly, Director	$112,486	$0	$363,750
Nicholas A. Giordano, Director	$114,314	$0	$369,250
Arnold M. Reichman, Director and Chair	$147,302	$0	$476,750
Robert A. Straniere, Director(1)	$25,303	$0	$101,250
Martha A. Tirinnanzi, Director	$104,951	$0	$336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$145,226	$0	$466,750
Brian T. Shea, Director	$119,567	$0	$380,500
Disinterested Advisory Board Members:
Euguene Podsiadlo(2)	$0	$0	$0
Officers:
Steven Plump, President	$144,924	$0	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$186,293	$0	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$148,335	$0	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$68,257	$0	$200,000

(1)	Mr. Straniere retired as a Director effective January 2025

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

 25

For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development received compensation from each of the Funds in the following amounts:

Name of Director/Officer	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
Independent Directors:
Gregory P. Chandler, Director	$51,586	$40,212	$35,469
Lisa A. Dolly, Director	$45,622	$35530	$31,334
Nicholas A. Giordano, Director	$46,272	$36,188	$31,854
Arnold M. Reichman, Director and Chair	$59,779	$46,493	$41,030
Robert A. Straniere, Director(1)	$10,319	$7,879	$7,105
Martha A. Tirinnanzi, Director	$42,460	$33,230	$29,261
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$58,905	$45,851	$40,470
Brian T. Shea, Director	$48,490	$37,748	$33,329
Disinterested Advisory Board Members:
Euguene Podsiadlo(2)	$0	$0	$0
Officers:
Steven Plump, President	$57,794	$48,982	$38,148
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$74,291	$62,965	$49,037
Craig Urciuoli, Director of Marketing & Business Development	$59,154	$50,135	$39,046
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$27,231	$23,064	$17,962

(1)	Mr. Straniere retired as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Name of Emeritus Director	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex
Julian A. Brodsky	$30,285	N/A	$106,250
Robert A. Straniere	$33,642	N/A	$84,375

26

For the fiscal year ended August 31, 2025, the Emeritus Directors received compensation from each of the Funds in the following amounts:

Name of Emeritus Director	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
Julian A. Brodsky	$12,324	$9,549	$8,412
Robert A. Straniere	$13,731	$10,602	$9,309

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2025, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of each Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of the shareholders of the Fund.

Name of Fund	Shareholder Name and Address	Percentage of Shares Owned as of December 1, 2025
Free Market U.S. Equity Fund	Charles Schwab & Company Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	95.15%
Free Market International Equity Fund	Charles Schwab & Company Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	95.19%
Free Market Fixed Income Fund	Charles Schwab & Company Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	94.95%

As of December 1, 2025, the Directors and officers as a group owned less than 1% of the outstanding shares of each Fund.

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING POLICIES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. The Adviser will consider factors affecting the value of the Funds’ investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Funds. A copy of the Adviser’s Proxy Voting Policies is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling (513) 204-8000 or by visiting the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser renders advisory services to the Funds pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of December 31, 2007. The Adviser is not a subsidiary of or under the control of any other company. Mark E. Matson, Chairman of the Board, Chief Executive Officer and a Director of the Adviser, is a control person of the Adviser since he owns a majority of the Adviser’s voting stock, and members of Mr. Matson’s family own all of the remaining shares of the Adviser’s voting stock.

27

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Funds including (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Funds, and (iii) the placement from time to time of orders for all purchases and sales made for the Funds. The Adviser will provide the services rendered by it in accordance with each Fund’s investment goal, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services to the Funds, the Adviser is entitled to an advisory fee at the annual rate of 0.50% of the first $1 billion of each Fund’s average daily net assets, 0.49% of each Fund’s average daily net assets over $1 billion to $3 billion, 0.48% of each Fund’s average daily net assets over $3 billion to $4 billion, and 0.35% of each Fund’s average daily net assets over $4 billion, computed daily and payable monthly. The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse expenses to the extent that the Fund’s total annual operating expenses exceeded 1.13%, 1.35% and 1.00% of the Fund’s average daily net assets with respect to the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively. The Adviser may discontinue these arrangements at any time.

The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended August 31, 2025	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$20,459,573	$0	$0
Free Market International Equity Fund	$16,544,729	$0	$0
Free Market Fixed Income Fund	$14,235,182	$0	$0

For the Fiscal Year Ended August 31, 2024	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$19,003,981	$0	$0
Free Market International Equity Fund	$14,615,451	$0	$0
Free Market Fixed Income Fund	$13,737,559	$0	$0

For the Fiscal Year Ended August 31, 2023	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$16,904,657	$0	$0
Free Market International Equity Fund	$13,069,017	$0	$0
Free Market Fixed Income Fund	$13,414,753	$0	$0

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. Each Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

28

The Advisory Agreement is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days’ written notice to the Adviser. The Advisory Agreement may be terminated by the Adviser at any time, without payment of any penalty, on 60 days’ written notice to the Fund. The Advisory Agreement terminates automatically in the event of its assignment.

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

The Advisory Agreement further provides that no public reference to, or description of, the Adviser or its methodology or work shall be made by the Company, whether in the Prospectus, SAI or otherwise, without the Adviser’s prior written consent, which consent shall not be unreasonably withheld. In each case, the Company has agreed to provide the Adviser a reasonable opportunity to review any such reference or description before being asked for such consent.

Portfolio Managers

Description of Compensation.  As of the date of this SAI, the portfolio managers receive a base salary, a year-end incentive bonus based on company profitability and may receive a quarterly bonus based on services provided to the Adviser. Compensation of a portfolio manager is determined at the discretion of the portfolio manager’s supervisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the portfolios or other accounts that they manage. The portfolio manager’s supervisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market.

Other Accounts. The table below discloses accounts, other than the Funds, for which each portfolio manager is primarily responsible for the day-to-day portfolio management, as of August 31, 2025.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Mark E. Matson	Other Registered Investment Companies:	3	$77 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	689	$342 million	0	$0
Daniel J. List	Other Registered Investment Companies:	3	$77 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	689	$342 million	0	$0

The portfolio managers utilize a team based approach to other accounts managed. The portfolio managers are jointly and primarily responsible for the management of a portion of the total assets and number of accounts shown.

Conflicts of Interest.  Matson Money reviewed its conflicts of interest and risk factors and has attempted to develop policies and procedures to address these matters. Matson Money does not engage in transactions on behalf of client accounts with any affiliates. Matson Money does not have custody of any client securities or funds. Neither Matson Money nor any of its related persons act as general partners or managing members of any unregistered pooled investment vehicle. Matson Money does not manage its own proprietary account. Moreover, none of Matson Money’s officers or employees engage in any outside business activities that conflict with Matson Money’s duties to its clients. Finally, Matson Money does not purchase IPOs or individual securities for clients. Thus, Matson Money’s conflicts and risk factors are in the following areas: solicitation practices, suitability of Matson Money’s services for a client, trade errors, marketing practices, compliance with any client guidelines and restrictions, valuation of client accounts and calculation of fees, safeguarding of client assets, safeguarding of the privacy of client information, disaster recovery, accurate disclosure of information to clients and regulators, and accurate creation and secure maintenance of client records. Matson Money’s Compliance Manual is available upon request, which has more detailed explanations of policies and procedures currently in place to safeguard against potential conflicts/risks.

29

Securities Ownership.  The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in each of the Funds as of August 31, 2025:

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
Free Market U.S. Equity
Mark E. Matson	$50,001-$100,000
Daniel J. List	$10,001-$50,000
Free Market International Equity
Mark E. Matson	$50,001-$100,000
Daniel J. List	$10,001-$50,000
Free Market Fixed Income
Mark E. Matson	$100,001-$500,000
Daniel J. List	$10,001-$50,000

Custodian Agreement

U.S. Bank, N.A, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian (the “Custodian”) of the Funds’ assets pursuant to a custodian agreement between the Custodian and the Company (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of each Fund; (b) holds and transfers portfolio securities on account of each Fund; (c) accepts receipts and makes disbursements of money on behalf of each Fund; (d) collects and receives all income and other payments and distributions on account of each Fund’s portfolio securities; and (e) makes periodic reports to the Board concerning the Funds’ operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreement, the Custodian receives a fee based on the Funds’ average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Funds. The Custodian and Fund Services are affiliates.

Transfer Agency Agreement

Fund Services, with corporate offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, Fund Services: (a) issues and redeems shares of each Fund; (b) addresses and mails all communications by the Funds to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Funds. Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Funds under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Funds and the Funds’ average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Funds. The Custodian and Fund Services are affiliates.

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, Fund Services provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification.

Administration and Accounting Services Agreement

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as fund administrator to the Fund pursuant to a fund administration servicing agreement, and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”). Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company.

For the past three fiscal years, each Fund paid Fund Services certain administration, accounting and regulatory administration fees and related out of pocket expenses as follows:

30

For the Fiscal Year Ended August 31, 2025	Administration, Accounting and Regulatory Administration Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$575,957	$0	$0
Free Market International Equity Fund	$456,878	$0	$0
Free Market Fixed Income Fund	$390,069	$0	$0

For the Fiscal Year Ended August 31, 2024	Administration, Accounting and Regulatory Administration Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$556,767	$0	$0
Free Market International Equity Fund	$450,429	$0	$0
Free Market Fixed Income Fund	$390,760	$0	$0

For the Fiscal Year Ended August 31, 2023	Administration, Accounting and Regulatory Administration Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$621,583	$0	$0
Free Market International Equity Fund	$461,004	$0	$0
Free Market Fixed Income Fund	$540,795	$0	$0

The Administration Agreement provides that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

The Company entered into a fund administration servicing agreement with Fund Services. Under this agreement, Fund Services has agreed to provide fund administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Company’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. Fund Services receives an annual fee based on the average daily net assets of the portfolios of the Company.

DISTRIBUTION ARRANGEMENTS

Distribution Agreement

Vigilant Distributors, LLC (the “Distributor”), whose principal business address is Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, Pennsylvania 19317, serves as the underwriter to the Funds pursuant to the terms of a distribution agreement (the “Distribution Agreement”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority. The Distributor is not affiliated with the Company or the Adviser. Prior to December 31, 2020, Quasar Distributors, LLC served as the Funds’ distributor.

Under the Distribution Agreement with the Company, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

31

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Funds and subject to the approval of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.

The following chart shows the aggregate brokerage commissions paid by each Fund for the past three fiscal years ended August 31:

Fund	2025	2024	2023
Free Market US Equity Fund	$16,570	$10,789	$15,228
Free Market International Equity Fund	$38,750	$237,216	$15,732
Free Market Fixed Income Fund	$81,176	$102,620	$31,132

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

32

Each Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the particular Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of each Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than a Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, a Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by the Funds and its Valuation Designee (as defined below) in calculating a Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on a Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee.

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

The Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

SECURITIES LENDING

The Funds participate in securities lending arrangements whereby they lend certain of their portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of their portfolios. The Bank of New York Mellon serves as the Fund’s securities lending agent for foreign securities and U.S. Bancorp Asset Management, Inc. serves as the Funds’ securities lending agent for domestic securities. During the fiscal year ended August 31, 2025, the Funds’ securities lending activities resulted in the following:

 33

	Fiscal year ended August 31, 2025
	U.S. Equity Fund	International Equity Fund	Fixed Income Fund
Gross income from securities lending activities:	$1,561,313	$3,223,032	$2,602,135
Fees paid to securities lending agent from a revenue split	(11,576)	(57,836)	(23,052)
Fees paid for any cash collateral management service that are not included in the revenue split	(10,382)	(20,892)	(16,767)
Rebates (paid to borrower)	(1,493,050)	(2,912,959)	(2,470,111)
Aggregate fees/compensation	(1,515,008)	(2,991,687)	(2,509,930)
Net income from securities lending activities:	$46,305	$231,345	$92,205

U.S. Bancorp Asset Management, Inc. oversees the securities lending process for both foreign and domestic securities. The oversight includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser.

TAXES

The following summarizes certain tax considerations generally affecting the Funds, the underlying investment companies, and Fund shareholders that are not fully described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds, the underlying investment companies, or Fund shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

Each Fund and each underlying investment company intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund and underlying investment company generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund and underlying investment company must meet three important tests each year.

First, each Fund and underlying investment company must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of each Fund’s and each underlying investment company’s taxable year, at least 50% of the value of the Fund’s and the underlying investment companies’ assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund or underlying investment company has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund or underlying investment company does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s and each underlying investment company’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), (2) two or more issuers that the Fund or underlying investment company controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund and underlying investment company must distribute an amount equal to at least the sum of 90% of the Fund’s or underlying investment company’s investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund and underlying investment company intends to comply with these requirements. If a Fund or underlying investment company were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund or underlying investment company could be disqualified as a regulated investment company. If for any taxable year a Fund or underlying investment company were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders in a Fund or underlying investment company would recognize dividend income on distributions to the extent of the Fund’s or underlying investment company’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund and underlying investment company intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

34

As of August 31, 2025, the Free Market International Equity Fund had $17,708,629 of short-term capital loss carryforwards and $7,726,490 of long-term capital loss carryforwards, and the Free Market Fixed Income Fund had $4,169,280 of short-term capital loss carryforwards and $35,068,240 of long-term capital loss carryforwards.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a Fund or an underlying investment company, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund or an underlying investment company to recognize taxable income prior to the receipt of cash, thereby requiring the Fund or the underlying investment company to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund or an underlying investment company invests, the Fund or the underlying investment company may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund or the underlying investment company fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although each Fund and underlying investment company expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund or an underlying investment company may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each Fund will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities, as defined in the 1940 Act, of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

35

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Funds will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Counsel

The law firm of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Funds’ annual report to Shareholders on Form N-CSR for the fiscal year ended August 31, 2025 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Funds’ independent registered public accounting firm PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning the Transfer Agent at the telephone number appearing on the front page of this SAI.

36

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

A-1

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

A-2

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

A-3

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

A-4

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

A-5

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-6

APPENDIX B

1.	PROXY VOTING

1.1.	ADVISER PROXY VOTING

Advisers Act Rule 206(4)-6 prohibits SEC-registered advisers from exercising voting authority over client securities without adopting and implementing written policies and procedures reasonably designed to ensure that the adviser votes client securities in the best interest of its clients. 1/ An adviser that chooses not to exercise voting authority must make its nonvoting policy clear to clients.2/

1.2.	ERISA PROXY VOTING

The Department of Labor (“DOL”) has provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.3/

Under DOL guidance, any adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies, including informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and vote only in the best economic interests of the plan participants.4/ However, advisers to ERISA accounts may determine not to vote a particular proxy where, for example: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a client account; (3) the terms of an applicable securities lending agreement prevent the adviser from voting with respect to a loaned security; (4) despite reasonable efforts, the adviser receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; or (5) the terms of the security or any related agreement or applicable law preclude the adviser from voting. The adviser must properly document votes cast and the named fiduciary has a duty to monitor the adviser’s proxy voting process so advisers to ERISA accounts should be prepared to issue proxy voting reports to clients.

1.3.	MATSON POLICY: GENERAL

Matson votes all proxies relating to underlying mutual funds held in any Matson-managed mutual fund in accordance with the requirements of the 1940 Act and related rules and forms. Matson’s portfolio manager decides how shares of the underlying funds are voted. Due to inherent conflicts of interest, Matson does not vote proxies on shares of the Matson funds held in client accounts. In addition, Matson’s does not accept proxy voting responsibility for any other securities held in the client accounts. Matson’s client agreements specifically disclose that Matson does not vote proxies and requests that ERISA clients, if any, expressly reserve voting authority. The CCO monitors the firm’s proxy voting policy.

1/	Compare Rel. No. IC-25922 (Jan. 31, 2003) (proxy voting for registered investment companies).
2/	According to the SEC, “[a]dvisers that have implicit as well as explicit voting authority must comply with rule 206(4)-6. The rule thus applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority.” Final Rule: Proxy Voting by Investment Advisers, SEC Rel. No. IA-2106 (Jan. 31, 2003). Discretionary advisers may avoid implicit voting responsibility by explicitly stating their lack of voting responsibility in advisory contracts or other disclosure documents. See id., at n. 10.

3/	Interpretive Bulletin 94-2, July 28, 1994.
4/	AVON letter (Feb. 23, 1988); MONKS letter (Jan. 23, 1990).

B-1

Where Matson has proxy voting authority for securities held by its advisory clients, Matson votes such securities for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, as determined by Matson in good faith, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, as well as with Matson’s fiduciary duties under federal and state law to act in the best interests of its clients. Matson considers each issue presented in a proxy on its merits and votes on a case-by-case basis consistent with its clients’ best economic interests.

1.4.	MATSON PROCEDURES: PROXY VOTING

▪	All standard client agreements for new clients shall contain a provision stating that Matson will not vote proxies associated with any securities held directly in the client’s account, but will vote underlying securities held in any Matson-managed fund. Because Matson-managed funds invest in shares of other mutual funds, votes on underlying securities will include votes on proposals relating to increases in a mutual fund’s advisory, distribution, and/or service (12b-1) or other fees.

▪	All clients with accounts open prior to October 5, 2004, that had not signed an agreement with the language stating that Matson will not vote proxies associated with any securities held in their accounts received a letter stating that Matson will not vote proxies.

▪	The CCO shall annually review a sample of new client contracts to ensure that the client has signed a contract with the non-voting provision or received a letter to that effect, and will maintain an electronic database of client contracts reviewed and letters sent (as needed).

▪	With respect to Matson Fund proxies, clients are responsible for voting all proxies of fund shares held in their account; provided that, if client is subject to ERISA, Matson may vote on all proxies for, and take action concerning legal proceedings regarding, Matson Fund shares held in the Account, provided there is no conflict of interest, unless the right to vote such proxies and take such action has been expressly reserved to another person. If voting is not reserved to another person and Matson is responsible for voting shares of the Matson Funds where a conflict of interest exists, Matson Money will comply with the conflicts procedures outlined in Section 1.5, below.

▪	No Referrer is authorized to vote proxies on behalf of client.

Clients may request a copy of Matson’s Proxy Voting Policy and Procedures and/or information about how Matson has voted securities in Matson-managed funds. A description of the Proxy Policy appears in Matson’s Brochure and is available to Matson clients.

1.5.	IDENTIFYING AND ADDRESSING CONFLICTS OF INTEREST

Matson acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Matson is aware of the facts necessary to identify conflicts, anyone responsible for voting proxies must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Matson will be considered only to the extent that Matson has actual knowledge of such relationships. If a conflict exists that cannot be otherwise addressed, Matson may choose one of several options, including: (1) voting as recommended by a third party service, if employed by Matson; (2) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Matson clients; (3) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (4) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

B-2

MATSON MONEY U.S. EQUITY VI PORTFOLIO
MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO
MATSON MONEY FIXED INCOME VI PORTFOLIO
of
The RBB Fund, Inc.

PROSPECTUS

December 31, 2025

Investment Adviser:

MATSON MONEY, INC.
5955 Deerfield Blvd.
Mason, OH 45040

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Shares of the Portfolios are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolios are not offered directly to the general public.

Ticker Symbols
Matson Money U.S. Equity VI Portfolio	– FMVUX
Matson Money International Equity VI Portfolio	– FMVIX
Matson Money Fixed Income VI Portfolio	– FMVFX

SUMMARY SECTIONS	1
MATSON MONEY U.S. EQUITY VI PORTFOLIO	1
MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO	7
MATSON MONEY FIXED INCOME VI PORTFOLIO	14
MORE ABOUT EACH PORTFOLIO’S INVESTMENTS AND RISKS	21
Investment Strategies	21
More About Underlying Investment Company Investments	22
Investment Risks	25
Disclosure of Portfolio Holdings	30
Broad-Based and Composite Indices	30
Credit Ratings	32
MANAGEMENT OF THE PORTFOLIOS	32
Investment Adviser	32
Portfolio Managers	32
Management Fees	32
SHAREHOLDER INFORMATION	33
Pricing of Portfolio Shares	33
Market Timing	34
Purchase of Portfolio Shares	34
Redemption of Portfolio Shares	35
Voting Rights	36
Dividends and Distributions	36
Taxes	37
FINANCIAL HIGHLIGHTS	38
FOR MORE INFORMATION ABOUT MATSON MONEY FAMILY OF PORTFOLIOS	Back Cover

ii

SUMMARY SECTIONS

MATSON MONEY U.S. EQUITY VI PORTFOLIO	FMVUX

Investment Objective

The Matson Money U.S. Equity VI Portfolio (for this section only, the “Portfolio”) seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. This table does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option. Had those fees and expenses been included, overall fees and expenses would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.23%
Acquired Fund Fees and Expenses(1)	0.23%
Total Annual Portfolio Operating Expenses	0.96%

(1)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Portfolio incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Portfolio Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Portfolio and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This Example does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option. Had those fees and expenses been included, the costs shown below would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you hold or sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the fiscal year ended August 31, 2025, the Portfolio’s portfolio turnover rate was 11% of the average value of its portfolio.

1

Summary of Principal Investment Strategies

The Portfolio pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “investment companies”) that have either adopted policies to invest at least 80% of their assets in equity securities, such as common stocks, preferred stocks or securities convertible into stocks, of U.S. companies, or invest substantially all of their assets in such equity securities. The Portfolio will diversify its investments by investing primarily in investment companies focusing on different segments of the equity markets, including large (“large-cap”), small (“small-cap”) and micro-capitalization (“micro-cap”) equity securities that Matson Money, Inc. (“Matson Money”) or the “Adviser”), the Portfolio’s investment adviser believes offer the prospect of long-term capital appreciation. The purchase of shares of investment companies may result in duplication of expenses, including advisory fees, in addition to the Portfolio’s own expenses.

Under normal market conditions, the Adviser expects substantially all of the Portfolio’s net assets to be invested in the securities of investment companies, including other investment companies funded by insurance company separate accounts, that invest in the types of securities described in each asset class below, with less than 2% of the net assets invested in cash or money market instruments.

U.S. Large Cap Value Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of large cap companies that the underlying investment adviser(s) determine to be lower relative price stocks at the time of purchase. An issuer’s securities are considered to have a low relative price (i.e., value stocks) primarily because they have a low price in relation to their book value. In assessing relative price, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios. The criteria used for assessing relative price are subject to change from time to time. Large cap companies are generally considered companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the underlying investment adviser(s). The dollar amount will change from time to time due to market conditions.

U.S. Small Cap Value Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of small cap companies that the underlying investment adviser(s) determine to be lower relative price stocks at the time of purchase. An issuer’s securities are considered to have a low relative price (i.e., value stocks) primarily because they have a low price in relation to their book value. In assessing relative price, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios. The criteria used for assessing relative price are subject to change from time to time. Small cap companies are generally considered companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the underlying investment adviser(s). The dollar amount will change from time to time due to market conditions.

U.S. Large Company Asset Class: The underlying investment companies generally will purchase all of the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. The S&P 500® Index comprises a broad and diverse group of stocks. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 80% of the total market capitalization of all publicly traded U.S. stocks.

U.S. Small Cap Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of small cap companies primarily based on market capitalization. Small cap companies are generally considered companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S.

2

operating companies listed on a securities exchange in the United States that is deemed appropriate by the underlying investment adviser(s). The dollar amount will change from time to time due to market conditions. There may be some overlap in the companies in which the U.S. small cap asset class and the U.S. micro cap asset class invest.

U.S. Micro Cap Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of micro cap companies. Micro cap companies are generally considered companies whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than the 1,500th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the underlying investment adviser(s). The dollar amount will change from time to time due to market conditions. There may be some overlap in the companies in which the U.S. micro cap asset class and the U.S. small cap asset class invest.

The underlying investment companies may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the underlying investment company. Underlying index-based ETFs may use derivatives, including futures contracts, options on futures contracts, options and swaps to help the ETF track its underlying index.

The Portfolio reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government securities, bank obligations and commercial paper. To the extent the Portfolio employs a temporary defensive measure, the Portfolio may not achieve its investment objective. Periodically the Adviser will review the allocations for the Portfolio in each underlying investment company and may add or remove underlying investment companies and/or change the investment allocation percentages of the Portfolio in the underlying investment companies without notice to shareholders or the holders of the variable annuity or variable life insurance policies.

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Stocks of large cap, small cap or micro cap companies in which the Portfolio’s underlying investment companies invest or in which the Portfolio invests directly may temporarily fall out of favor with investors or may be more volatile than the rest of the U.S. market as a whole.

●

The smaller the capitalization of a company, generally the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

●

Although the Portfolio will invest in other investment companies that follow a value oriented strategy, value stocks may perform differently from the market as a whole and such a strategy may cause the Portfolio at times to underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic and industry developments than the market as a whole and other types of stocks, and may underperform the market for long periods of time.

●

The Portfolio will invest in underlying investment companies that purchase stocks with high relative profitability. High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Portfolio to at times underperform equity funds that use other investment strategies.

3

●

Companies in which the Portfolio’s underlying investment companies invest may suffer unexpected losses or lower than expected earnings or their securities may become difficult or impossible to sell at the time and for the price that the underlying investment adviser(s) would like.

●

The Adviser’s judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Portfolio could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

●

Because under normal circumstances the Portfolio invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in U.S. equity securities, the net asset value (“NAV”) of the Portfolio will change with changes in the share prices of the investment companies in which the Portfolio invests.

●	Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Portfolio’s own expenses.

●

There is a risk that large, small or micro capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. In the past, large, small and micro capitalization stocks have gone through cycles of doing better or worse than the stock market in general.

●

There is a risk that the Portfolio, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

●

The derivative instruments in which the underlying investment companies may invest are subject to a number of risks including liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and it is possible to lose more than the principal amount invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

●	The performance of the Portfolio will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

●

ETFs are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. the Portfolio may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Portfolio’s own expenses. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

●

Cyber security risk is the risk of an unauthorized breach and access to Portfolio assets, Portfolio or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. The Portfolio and Matson Money have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Portfolio or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Portfolio or its service providers may adversely impact and cause financial losses to the Portfolio or its shareholders. Issuers of securities in which the Portfolio invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

4

More information about the Portfolio’s investments and risks is contained under the section entitled “More About Each Portfolio’s Investments and Risks.”

Performance Information

The chart below illustrates the performance of the Portfolio. The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart assumes reinvestment of dividends and distributions. The returns do not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option and would be lower if they did. Past performance does not necessarily indicate how the Portfolio will perform in the future. Updated information is available at https://funddocs.filepoint.com/matsonmoney/ or by calling (513) 204-800.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Best and Worst Quarterly Performance (for the period reflected in the chart above)

Best Quarter: 24.15% (quarter ended December 31, 2020)
Worst Quarter: -32.51% (quarter ended March 31, 2020)
Year to Date Total Return as of September 30, 2025: 8.40%

Average Annual Total Returns

The following table compares the average annual total returns of the Portfolio before taxes for the past calendar year, the past five calendar years, and since inception to the average total returns of a broad-based securities market index for the same periods.

Average Annual Total Returns for the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years	Since Inception (February 18, 2014)
Portfolio Returns Before Taxes	12.19%	10.31%	8.68%	8.68%
Russell 3000™ Total Return Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%	12.69%
Composite Index*	14.84%	9.68%	9.28%	9.43%

*

The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively. Additional information about the Composite Index can be found under the section entitled “More About Each Portfolio’s Investments and Risks.”

5

Management of the Portfolio

Investment Adviser

Matson Money, Inc.

Portfolio Managers

Mark E. Matson: Chief Executive Officer and Director, since 1991
Daniel J. List: Portfolio Manager, since 2019

Purchase and Sale of Portfolio Shares

Portfolio shares are not sold directly to the public. Portfolio shares may be purchased and redeemed by separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. Orders received from separate accounts to purchase or redeem Portfolio shares are effected on business days. Individual investors may purchase or redeem Portfolio shares indirectly through variable annuity contracts and variable life insurance policies offered through the separate accounts.

Taxes

Provided that the Portfolio and separate accounts investing in the Portfolio satisfy applicable tax requirements, the Portfolio will not be subject to federal tax, and the separate accounts will not be taxable on distributions from, or gains with respect to, the Portfolio. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of owners of variable annuity or variable life insurance contracts, see the prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio may pay participating insurance companies and securities dealers for the sale of Portfolio shares and other related services. These payments may create a conflict of interest by influencing the insurance company and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your insurance company’s website for more information.

6

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO	FMVIX

Investment Objective

The Matson Money International Equity VI Portfolio (for this section only, the “Portfolio”) seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. This table does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option. Had those fees and expenses been included, overall fees and expenses would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.28%
Acquired Fund Fees and Expenses(1)	0.33%
Total Annual Portfolio Operating Expenses	1.11%

(1)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Portfolio incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Portfolio Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Portfolio and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This Example does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option. Had those fees and expenses been included, the costs shown below would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you hold or sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$353	$612	$1,352

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the fiscal year ended August 31, 2025, the Portfolio’s portfolio turnover rate was 11% of the average value of its portfolio.

7

Summary of Principal Investment Strategies

The Portfolio pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “investment companies”) that have either adopted policies to invest at least 80% of their assets in equity securities, such as common stocks, preferred stocks or securities convertible into stocks, of foreign companies, or invest substantially all of their assets in such equity securities. The Portfolio will diversify its investments by investing primarily in investment companies that focus on different segments of the foreign equity markets, including emerging markets, with little or no focus on domestic equity markets. The purchase of shares of investment companies may result in duplication of expenses, including advisory fees, in addition to the Portfolio’s own expenses.

Under normal market conditions, Matson Money, Inc. (“Matson Money” or the “Adviser”), the Portfolio’s investment adviser expects substantially all of the Portfolio’s net assets to be invested in the securities of investment companies, including other investment companies funded by insurance company separate accounts, that invest in the types of securities described in each asset class below, with less than 5% of the net assets invested in cash or money market instruments.

International Small Cap Value Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities, directly or through sponsored or unsponsored depositary receipts, of small companies in foreign countries with developed markets that the underlying investment adviser(s) determine to be lower relative price stocks at the time of purchase. An issuer’s securities are considered to have a low relative price (i.e., value stocks) primarily because they have a low price in relation to their book value. In assessing relative price, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria used for assessing relative price are subject to change from time to time. The underlying investment adviser(s) determine the maximum market capitalization of a small company with respect to each country. The threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

International Large Cap Value Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities, directly or through sponsored or unsponsored depositary receipts, of large companies in foreign countries with developed markets that the underlying investment adviser(s) determine to be lower relative price stocks at the time of purchase. An issuer’s securities are considered to have a low relative price (i.e., value stocks) primarily because they have a low price in relation to their book value. In assessing relative price, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria used for assessing relative price are subject to change from time to time. The underlying investment adviser(s) determine the minimum market capitalization of a large company with respect to each country or region. The threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

International Small Company Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities, directly or through sponsored or unsponsored depositary receipts, of small companies in foreign countries with developed markets. The underlying investment adviser(s) determine the maximum market capitalization of a small company with respect to each country. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

International Large Cap Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities, directly or through sponsored or unsponsored depositary receipts, of large companies in foreign countries with developed markets. The underlying investment adviser(s) determine the minimum market capitalization of a large company with respect to each country or region. The threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

8

Emerging Markets Asset Class, Emerging Markets Value Asset Class, and Emerging Markets Small Cap Asset Class (collectively, the “Emerging Markets Asset Classes”): Underlying investment companies comprising each Emerging Markets Asset Class generally will purchase stocks and other equity securities, directly or through sponsored or unsponsored depositary receipts, of companies located in emerging market countries, including frontier markets (emerging market countries in an earlier stage of development). The underlying investment companies investing in securities of the Emerging Markets Asset Class and the Emerging Markets Small Cap Asset Class will generally purchase the equity securities of larger and smaller companies, respectively, within each country. The underlying investment adviser(s) determine company size primarily based on market capitalization. The thresholds will vary by country or region, and the dollar amounts will change from time to time due to market conditions.

The underlying investment companies in the Emerging Markets Value Asset Class generally will purchase emerging market equity securities that are deemed by the underlying investment adviser(s) to be lower relative price stocks at the time of purchase. An issuer’s securities are considered to have a low relative price (i.e., value stock) primarily because they have a low price in relation to their book value. In assessing relative price, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios. The criteria used for assessing relative price are subject to change from time to time.

The underlying investment companies may use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to hedge currency exposure or to adjust market exposure based on actual or expected cash inflows or outflows from the underlying investment company. Underlying index-based ETFs may use derivatives, including futures contracts, options on futures contracts, forward currency contracts, options and swaps to help the ETF track its underlying index.

The Portfolio reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government securities, bank obligations and commercial paper. To the extent the Portfolio employs a temporary defensive measure, the Portfolio may not achieve its investment objective. Periodically the Adviser will review the allocations for the Portfolio in each underlying investment company and may add or remove underlying investment companies and/or change the investment allocation percentages of the Portfolio in the underlying investment companies without notice to shareholders or the holders of the variable annuity or variable life insurance policies.

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

The value of particular foreign equity securities which the Portfolio’s underlying investment companies may purchase or foreign stock markets on which the securities they may purchase are traded may decline in value.

●

Stocks of large cap or small cap foreign companies in which the Portfolio’s underlying investment companies may invest may temporarily fall out of favor with investors or may be more volatile than particular foreign stock markets or foreign stock markets as a whole.

●

The smaller the capitalization of a company, generally the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

●

Stocks of large cap or small cap foreign companies in which the Portfolio’s underlying investment companies may invest may suffer unexpected losses or lower than expected earnings or such securities may become difficult or impossible to sell at the time and for the price the underlying investment advisers would like.

9

●

Although the Portfolio will invest in other investment companies that follow a value oriented strategy, value stocks may perform differently from the market as a whole and such a strategy may cause the Portfolio at times to underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic and industry developments than the market as a whole and other types of stocks, and may underperform the market for long periods of time.

●

The Portfolio will invest in underlying investment companies that purchase stocks with high relative profitability. High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Portfolio to at times underperform equity funds that use other investment strategies.

●

Because the Portfolio owns shares of underlying investment companies that invest in foreign issuers, the Portfolio is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards. In addition, foreign securities in which the underlying investment companies invest may be listed on foreign exchanges that trade on weekends or other days when the underlying investment companies do not calculate their net asset value (“NAV”). As a result, the value of the underlying investment companies’ holdings, and therefore the Portfolio’s holdings, may change on days when shareholders are not able to purchase or redeem the Portfolio’s shares.

●

Investments in emerging market securities by underlying investment companies in which the Portfolio invests are subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economics. The foregoing risks may be greater in frontier markets, which are among the smallest and least mature investment markets.

●

Currency risk is the risk that exchange rates for currencies in which securities held by the underlying investment companies in which the Portfolio invests are denominated will fluctuate daily. In general, the underlying investment companies do not hedge currency risk. As a result, if currencies in which foreign holdings are denominated depreciate against the U.S. Dollar, the value of your investment in the Portfolio may be adversely affected.

●

Investments in depositary receipts by underlying investment companies in which the Portfolio invests are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

●

The Adviser’s judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Portfolio could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

●

Because under normal circumstances the Portfolio invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in equity securities of foreign companies, the NAV of the Portfolio will change with changes in the share prices of the investment companies in which the Portfolio invests.

●	Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Portfolio’s own expenses.

10

●

There is a risk that the Portfolio, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

●

The derivative instruments in which the underlying investment companies may invest are subject to a number of risks including liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and it is possible to lose more than the principal amount invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

●	The performance of the Portfolio will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

●

ETFs are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. the Portfolio may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Portfolio’s own expenses. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

●

Cyber security risk is the risk of an unauthorized breach and access to Portfolio assets, Portfolio or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. The Portfolio and Matson Money have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Portfolio or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Portfolio or its service providers may adversely impact and cause financial losses to the Portfolio or its shareholders. Issuers of securities in which the Portfolio invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

More information about the Portfolio’s investments and risks is contained under the section entitled “More About Each Portfolio’s Investments and Risks.”

11

Performance Information

The chart below illustrates the performance of the Portfolio. The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart assumes reinvestment of dividends and distributions. The returns do not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option and would be lower if they did. Past performance does not necessarily indicate how the Portfolio will perform in the future. Updated information is available at https://funddocs.filepoint.com/matsonmoney/ or by calling (513) 204-8000.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Best and Worst Quarterly Performance (for the period reflected in the chart above)

Best Quarter: 19.74% (quarter ended December 31, 2020)
Worst Quarter: -31.24% (quarter ended March 31, 2020)
Year to Date Total Return as of September 30, 2025: 32.91%

Average Annual Total Returns

The following table compares the average annual total returns of the Portfolio before taxes for the past calendar year, the past five calendar years, and since inception to the average total returns of a broad-based securities market index for the same periods.

Average Annual Total Returns for the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years	Since Inception (February 18, 2014)
Portfolio Returns Before Taxes	5.47%	5.02%	4.78%	3.67%
MSCI World ex USA Index (net dividends) (reflects no deduction for fees, expenses or taxes)	4.70%	5.10%	5.26%	4.37%
Composite Index*	4.86%	3.63%	4.81%	4.02%

*

The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI EAFE Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively. Additional information about the Composite Index can be found under the section entitled “More About Each Portfolio’s Investments and Risks.”

12

Management of the Portfolio

Investment Adviser

Matson Money, Inc.

Portfolio Managers

Mark E. Matson: Chief Executive Officer and Director, since 1991
Daniel J. List: Portfolio Manager, since 2019

Purchase and Sale of Portfolio Shares

Portfolio shares are not sold directly to the public. Portfolio shares may be purchased and redeemed by separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. Orders received from separate accounts to purchase or redeem Portfolio shares are effected on business days. Individual investors may purchase or redeem Portfolio shares indirectly through variable annuity contracts and variable life insurance policies offered through the separate accounts.

Taxes

Provided that the Portfolio and separate accounts investing in the Portfolio satisfy applicable tax requirements, the Portfolio will not be subject to federal tax, and the separate accounts will not be taxable on distributions from, or gains with respect to, the Portfolio. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of owners of variable annuity or variable life insurance contracts, see the prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio may pay participating insurance companies and securities dealers for the sale of Portfolio shares and other related services. These payments may create a conflict of interest by influencing the insurance company and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your insurance company’s website for more information.

13

MATSON MONEY FIXED INCOME VI PORTFOLIO	FMVFX

Investment Objective

The Matson Money Fixed Income VI Portfolio (for this section only, the “Portfolio”) seeks total return (consisting of current income and capital appreciation).

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. This table does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option. Had those fees and expenses been included, overall fees and expenses would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.25%
Acquired Fund Fees and Expenses(1)	0.11%
Total Annual Portfolio Operating Expenses	0.86%

(1)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Portfolio incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Portfolio and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This Example does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option. Had those fees and expenses been included, the costs shown below would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you hold or sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the fiscal year ended August 31, 2025, the Portfolio’s portfolio turnover rate was 19% of the average value of its portfolio.

14

Summary of Principal Investment Strategies

The Portfolio pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “investment companies”) that have either adopted policies to invest at least 80% of their assets in fixed income securities that Matson Money, Inc. (“Matson Money” or the “Adviser”), the Portfolio’s investment adviser believes offer the prospect of providing total return, or invest substantially all of their assets in such fixed income securities. The purchase of shares of investment companies may result in duplication of expenses, including advisory fees, in addition to the Portfolio’s own expenses.

Under normal market conditions, the Adviser expects substantially all of the Portfolio’s net assets to be invested in the securities of investment companies, including other investment companies funded by insurance company separate accounts, that invest in the types of securities described in each asset class below, with less than 2% of the net assets invested in cash or money market instruments.

One-Year Fixed Income Asset Class: The underlying investment companies generally will purchase U.S. Government obligations, U.S. Government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the U.S., foreign government and agency obligations, bank obligations, including the obligations of U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements, and obligations of supranational organizations such as the World Bank, the European Investment Bank and the Inter-American Development Bank. Generally, obligations comprising this asset class will mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available.

Two-Year Global Fixed Income Asset Class: The underlying investment companies generally will purchase obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, and other debt obligations of domestic and foreign issuers with maturities of no more than two years. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the underlying investment adviser(s) will focus investment in the longer-term area, otherwise, the underlying investment companies will focus investment in the shorter-term area of the eligible maturity range. Because many of the investments of the underlying investment companies in this asset class will be denominated in foreign currencies, the underlying investment companies may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

Intermediate Government Fixed Income Asset Class: The underlying investment companies generally will purchase debt obligations of the U.S. Government and U.S. Government agencies. Generally, investment companies in the asset class will purchase securities with maturities of between five and fifteen years, however such investment companies ordinarily will have an average weighted maturity of between three and ten years. The underlying investment companies may invest a portion of their assets in the obligations of foreign governments. Those obligations at the time of purchase must be either rated in the highest rating category of a nationally recognized statistical rating organization or, in the case of any obligation that is unrated, of comparable quality.

Five-Year Global Fixed Income Asset Class: The underlying investment companies generally will purchase obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. Generally, obligations comprising this asset class have a weighted average maturity not exceeding five years. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the underlying investment adviser(s) will focus investment in the longer-term area, otherwise, the underlying investment companies will focus investment in the shorter-term area of the eligible maturity range. Because many of the investments of the underlying investment companies in this asset

15

class will be denominated in foreign currencies, the underlying investment companies may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

Short-Term Corporate Bond Asset Class: The underlying investment companies generally will track the investment results of the ICE BofAML 1-5 Year US Corporate Index, which measures the performance of investment-grade corporate bonds of both U.S. and non- U.S. issuers that are U.S. dollar denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to one year and less than five years.

Intermediate-Term Corporate Bond Asset Class: The underlying investment companies generally will track the investment results of the ICE BofAML 5-10 Year US Corporate Index, which measures the performance of investment-grade corporate bonds of both U.S. and non-U.S. issuers that are U.S. dollar denominated and publicly issued in the U.S. domestic market and have a remaining maturity of greater than or equal to five years and less than ten years.

Inflation Protected Securities Asset Class: The underlying investment companies generally will track the investment results of the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS”. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase.

The underlying investment companies may also use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to hedge currency exposure or to adjust market exposure based on actual or expected cash inflows or outflows from the underlying investment company. Underlying index-based ETFs may use derivatives, including futures contracts, options on futures contracts, forward currency contracts, options and swaps to help the ETF track its underlying index.

Certain underlying investment companies may concentrate their investments (invest more than 25% of its total assets) in obligations of U.S. and foreign banks and bank holding companies when the yield to maturity on eligible portfolio investments in banking securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange (“NYSE”) is open for trading. While the Portfolio will not concentrate its investments in any one industry, the Portfolio may be focused on banking sectors under certain circumstances.

The Portfolio reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government securities, bank obligations and commercial paper. To the extent the Portfolio employs a temporary defensive measure, the Portfolio may not achieve its investment objective. Periodically the Adviser will review the allocations for the Portfolio in each underlying investment company and may add or remove underlying investment companies and/or change the investment allocation percentages of the Portfolio in the underlying investment companies without notice to shareholders or the holders of the variable annuity or variable life insurance policies.

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

16

●

Fixed income securities in which the Portfolio’s underlying investment companies may invest are subject to certain risks, including: interest rate risk, reinvestment risk, prepayment and extension risk, credit/default risk, and the risks associated with investing in repurchase agreements.

●	Interest rate risk involves the risk that prices of fixed income securities will rise and fall in response to interest rate changes.

●	Reinvestment risk involves the risk that proceeds from matured investments may be re-invested at lower interest rates.

●

Prepayment risk involves the risk that in declining interest rates environments prepayments of principal could increase and require the Portfolio to reinvest proceeds of the prepayments at lower interest rates.

●	Extension risk involves the risk that prepayments of principal will decrease when interest rates rise resulting in a longer effective maturity of a security.

●

Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. Credit risk also involves the risk that the credit rating of a security may be lowered.

●

Repurchase agreement risk involves the risk that the other party to a repurchase agreement will be unable to complete the transaction and the underlying investment company in which the Portfolio invests may suffer a loss as a result.

●

Because the Portfolio owns shares of underlying investment companies that invest in foreign issuers, the Portfolio is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards. In addition, foreign securities in which the underlying investment companies invest may be listed on foreign exchanges that trade on weekends or other days when the underlying investment companies do not calculate their net asset value (“NAV”). As a result, the value of the underlying investment companies’ holdings, and therefore the Portfolio’s holdings, may change on days when shareholders are not able to purchase or redeem the Portfolio’s shares.

●

Currency risk is the risk that exchange rates for currencies in which securities held by the underlying investment companies in which the Portfolio invests are denominated will fluctuate daily. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Portfolio than if it had not engaged in these contracts.

●

The Adviser’s judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Portfolio could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

●

Because under normal circumstances the Portfolio invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in fixed income securities, the NAV of the Portfolio will change with changes in the share prices of the investment companies in which the Portfolio invests.

●	Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Portfolio’s own expenses.

●

Not all obligations of U.S. Government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there may be some risk of default by the issuer in such cases.

17

●

There is a risk that the Portfolio, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

●

The derivative instruments in which the underlying investment companies may invest are subject to a number of risks including liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and it is possible to lose more than the principal amount invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

●	The performance of the Portfolio will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

●

Banks are very sensitive to changes in money market and general economic conditions. Adverse general economic conditions can cause financial difficulties for a bank’s borrowers and the borrowers’ failure to repay their loans can adversely affect the bank’s financial situation. Banks are subject to extensive regulation and decisions by regulators may limit the loans banks make and the interest rates and fees they charge, which could reduce bank profitability.

●

Inflation protected securities, such as TIPS, generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

●

ETFs are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Portfolio may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Portfolio’s own expenses. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

●

Cyber security risk is the risk of an unauthorized breach and access to Portfolio assets, Portfolio or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. The Portfolio and Matson Money have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Portfolio or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Portfolio or its service providers may adversely impact and cause financial losses to the Portfolio or its shareholders. Issuers of securities in which the Portfolio invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

More information about the Portfolio’s investments and risks is contained under the section entitled “More About Each Portfolio’s Investments and Risks.”

18

Performance Information

The chart below illustrates the performance of the Portfolio. The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart assumes reinvestment of dividends and distributions. The returns do not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option and would be lower if they did. Past performance does not necessarily indicate how the Portfolio will perform in the future. Updated information is available at https://funddocs.filepoint.com/matsonmoney/ or by calling (513) 204-8000.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Best and Worst Quarterly Performance (for the period reflected in the chart above)

Best Quarter: 3.35% (quarter ended December 31, 2023)
Worst Quarter: -3.61% (quarter ended March 31, 2022)
Year to Date Total Return as of September 30, 2025: 3.96%

Average Annual Total Returns

The table below compares the average annual total returns of the Portfolio before taxes for the past calendar year, the past five calendar years, and since inception to the average total returns of a broad-based securities market index for the same periods.

Average Annual Total Returns for the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years	Since Inception (February 18, 2014)
Portfolio Returns Before Taxes	3.75%	0.67%	0.97%	0.91%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%	1.63%
Composite Index*	3.37%	1.09%	1.52%	1.54%

*

The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Intermediate Government Bond Index, ICE BofAML 1-3 Year US Government/Corporate Index and Bloomberg U.S. Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively. Additional information about the Composite Index can be found under the section entitled “More About Each Portfolio’s Investments and Risks.”

Management of the Portfolio

Investment Adviser

Matson Money, Inc.

19

Portfolio Managers

Mark E. Matson: Chief Executive Officer and Director, since 1991
Daniel J. List: Portfolio Manager, since 2019

Purchase and Sale of Portfolio Shares

Portfolio shares are not sold directly to the public. Portfolio shares may be purchased and redeemed by separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. Orders received from separate accounts to purchase or redeem Portfolio shares are effected on business days. Individual investors may purchase or redeem Portfolio shares indirectly through variable annuity contracts and variable life insurance policies offered through the separate accounts.

Taxes

Provided that the Portfolio and separate accounts investing in the Portfolio satisfy applicable tax requirements, the Portfolio will not be subject to federal tax, and the separate accounts will not be taxable on distributions from, or gains with respect to, the Portfolio. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of owners of variable annuity or variable life insurance contracts, see the prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio may pay participating insurance companies and securities dealers for the sale of Portfolio shares and other related services. These payments may create a conflict of interest by influencing the insurance company and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your insurance company’s website for more information.

20

MORE ABOUT EACH PORTFOLIO’S INVESTMENTS AND RISKS

Investment Strategies

The Summary of Principal Investment Strategies and Summary of Principal Investment Risks sections describe the investment objective and principal investment strategies and risks of each of Matson Money Fixed Income VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money U.S. Equity VI Portfolio (each, a “Portfolio” and collectively, the “Portfolios”). This section provides some additional information about the Portfolios and the underlying investment companies in which the Portfolios may invest and certain portfolio management techniques that such underlying investment companies may use. More information about the Portfolios’ investments and related risks is included in the Statement of Additional Information (“SAI”).

Each Portfolio’s investment objective is not fundamental and may be changed without shareholder approval by the Board of Directors ( the “Board”) of The RBB Fund, Inc. (the “Company”) the Company upon prior written notice to shareholders. Shareholders will be given at least 60 days’ prior written notice of any change to a Portfolio’s investment objective.

Each Portfolio pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered investment companies and ETFs. The Adviser focuses on the returns of investment companies within each of the asset classes while keeping trading costs to a minimum. Under normal market conditions, the Adviser expects substantially all of the Portfolios’ net assets to be invested in the securities of investment companies, including other investment companies funded by insurance company separate accounts, with less than 2% of the net assets of the Matson Money U.S. Equity VI Portfolio and Matson Money Fixed Income VI Portfolio, and 5% of the net assets of the Matson Money International Equity VI Portfolio invested in cash or money market instruments.

Periodically, the Adviser will review the allocations for each Portfolio in each underlying investment company. From time to time, the Adviser may add or remove underlying investment companies and/or change the investment allocation percentages of a Portfolio in the underlying investment companies without notice to shareholders or the holders of the variable annuity or variable life insurance policies. In addition, when the Adviser determines that market forces have caused fundamental changes in the relative values of the assets of the underlying investment companies, the Adviser may modify the allocations of a Portfolio. To maintain allocation ranges, adjustments may be made by purchasing or selling shares of the underlying investment companies or applying future investments and redemptions by a Portfolio in proportions necessary to rebalance the investments in the underlying investment companies.

Each Portfolio may invest directly in individual securities. However, the Adviser will not invest directly in individual securities without prior approval of the Board, except as described in this Prospectus.

Investments in Investment Companies and the Investment Company Industry. Each Portfolio invests exclusively in investment companies that are not affiliated with it. These investment companies may be within the same fund complex and/or advised by the same investment adviser. The Portfolios invest primarily in securities of registered investment companies and will attempt to identify investment companies that have demonstrated superior management, favorable investment results, and relatively lower costs and expenses. There can be no assurance that this result will be achieved. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests, including the advisory and administration fees paid by the underlying fund. Some underlying investment companies may concentrate their investments in various industries or industry sectors and may use options, futures, or options on futures in their investment programs.

Investment decisions by the investment advisers of the underlying investment companies are made independently of the Portfolios and the Adviser. Therefore, the investment adviser of one underlying investment company may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another underlying investment company. The result of this would be an indirect expense to a Portfolio without accomplishing any investment purpose.

21

Each Portfolio expects that it will select the investment companies in which it will invest based, in part, upon an analysis of the past and projected performance and investment structure of the underlying investment companies. However, each Portfolio may consider other factors in the selection of investment companies. These other factors include, but are not limited to the investment company’s size, shareholder services, liquidity, investment objective and investment techniques. Each Portfolio will be affected by the losses of its underlying investment companies and the level of risk arising from the investment practices of such investment companies and has no control over the risks taken by such investment companies.

Investing in investment companies does not eliminate investment risk. When the Adviser has identified a significant upward trend in a particular asset class, each Portfolio retains the right to invest in investment companies that invest primarily in that particular asset class. Investment companies may have greater fluctuations in value when compared to other categories of investment companies that are not invested primarily in the particular asset class selected by the Adviser.

Each Portfolio’s ability to achieve its investment objective will depend largely on the Adviser’s ability to select the appropriate mix of underlying investment companies. In addition, achieving each Portfolio’s investment objective will depend on the performance of the underlying investment companies, which depends on the ability of the underlying investment companies to meet their investment objectives. There can be no assurance that either the Portfolios or their underlying investment companies will achieve their investment objectives.

ETFs are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to risk of poor investment selection. A Portfolio may incur brokerage fees in connection with its purchase of ETF shares.

Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the Investment Company Act of 1940 (the “1940 Act”). Pursuant to Rule 12d1-4 and procedures approved by the Board, the Fund may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1-4 including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements and limits on most three-tier fund structures.

More About Underlying Investment Company Investments

Underlying Investment Companies. The underlying investment companies in which the Portfolios may invest reflect a broad spectrum of investment opportunities including equities, fixed income, domestic, foreign and emerging markets. These investment companies may invest in various obligations and employ various investment techniques. The following describes these obligations and techniques:

Derivative Contracts. The underlying investment companies in which each of the Portfolios invests may, but need not, use derivative contracts to seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates (with respect to the Matson Money International Equity VI Portfolio and the Matson Money Fixed Income VI Portfolio only) or interest rates in the market value of its securities or securities to be purchased.

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts, and interest rate or currency swaps. A derivative contract will obligate or entitle an underlying investment company to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on an underlying investment company’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An underlying investment company may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the investment company’s holdings. The other parties to certain derivative contracts present the same types of default

22

risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make an underlying investment company less liquid and harder to value, especially in declining markets.

The underlying investment companies may also utilize derivative contracts to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The underlying investment companies of the Matson Money International Equity VI Portfolio and the Matson Money Fixed Income VI Portfolio may also enter into forward foreign currency contracts to transfer balances from one currency to another. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments.

Equity Investments. The underlying investment companies in which the Matson Money U.S. Equity VI Portfolio and Matson Money International Equity VI Portfolio invest may purchase all types of equity securities. The Matson Money Fixed Income VI Portfolio may invest a portion of its assets in underlying investment companies that invest in equity securities, although these investments are not part of the Portfolio’s principal investment strategies. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that an underlying investment company could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation.

Fixed Income Investments. The underlying investment companies in which the Matson Money Fixed Income VI Portfolio invests may purchase all types of fixed income securities. The Matson Money U.S. Equity VI Portfolio and the Matson Money International Equity VI Portfolio may invest a portion of their assets in underlying investment companies that invest in fixed income securities, although these investments are not part of such Portfolios’ principal investment strategies. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate, governmental and foreign issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Foreign Securities. The securities held by the underlying investment companies in which the Matson Money International Equity VI Portfolio invests are generally traded or denominated in foreign currencies. In addition, many of the securities held by the underlying investment companies in which the Matson Money Fixed Income VI Portfolio invests are traded or denominated in foreign currencies. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of an underlying investment company’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, less publicly available information, less stringent investor protections, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. In addition, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

23

The underlying investment companies in which the Matson Money International Equity VI Portfolio invests may purchase depositary receipts. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

The underlying investment companies investing in stocks and other equity securities of issuers located in developed markets may invest in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The investment adviser(s) of the underlying investment companies may also invest from time to time in securities of issuers located in other developed countries, at their discretion.

The underlying investment companies investing in stocks and other equity securities of issuers located in emerging market countries may invest in the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates. The investment adviser(s) of the underlying investment companies may also invest from time to time in securities of issuers located in other emerging market countries, at their discretion.

Mortgage-Backed Securities. The underlying investment companies in which the Matson Money Fixed Income VI Portfolio invests may purchase mortgage-backed securities as part of their principal investment strategies. Mortgage-backed securities in which the underlying investment companies invest may be issued by private companies or by agencies of the U.S. Government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. An underlying investment company may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk, which is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase and making its price more sensitive to rate changes and more volatile. Mortgage derivatives and structural securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets. Mortgage-backed securities also include mortgage pass-through certificates and multiple-class pass-through certificates, such as collateralized mortgage obligations and real estate mortgage investment conduits.

The market for mortgage related securities has previously experienced substantial, often dramatic volatility with lower valuations and greatly reduced liquidity. These instruments may be subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse impact on the Portfolios to the extent underlying investment companies invest in mortgage-related or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Securities Lending. The underlying investment companies of the Portfolios may seek to increase their income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the

24

securities loaned. The value of the securities loaned by the underlying investment company will not exceed 331/3% of the value of the investment company’s total assets. The underlying investment company may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the investment company.

Lending portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

Borrowing. The underlying investment companies of the Portfolios may borrow money for temporary or emergency (not leveraging) purposes. A Portfolio will not make any additional investments in an investment company while such investment company’s borrowings exceed 5% of its total assets.

Temporary Investments. The Portfolios may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in cash or money market instruments. If a Portfolio were to take a temporary defensive position, it may be unable to achieve its investment objective.

Investment Risks

The following provides additional information about the risks of investing in the Portfolios:

Cash Flow Risk. The underlying investment companies in which the Matson Money Fixed Income VI Portfolio invests purchase fixed income securities as part of their principal investment strategies. Payment of principal on the mortgages or other assets underlying a particular fixed income security in which an underlying investment company invests may be faster or slower than estimated. Interest only instruments are particularly subject to extension risk, which is the risk that principal repayment will not occur as quickly as anticipated, causing the expected maturity of a security to increase and making its price more sensitive to rate change and more volatile. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected and will typically shorten the average life of these instruments. This is known as prepayment risk.

China Investments Risk. Underlying investment companies in which the Matson Money International Equity VI Portfolio invests may purchase the securities of issuers located in China and Taiwan. There are special risks associated with investments in China and Taiwan, which are generally considered emerging market countries. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to the underlying investment companies and, therefore, the Matson Money International Equity VI Portfolio.

Concentration Risk. Concentration of investments within one industry or market sector may subject an underlying investment company to greater market fluctuations. The Portfolios will not knowingly concentrate their investments, directly or indirectly, in any industry.

Credit/Default Risk. The underlying investment companies in which the Matson Money Fixed Income VI Portfolio invests purchase fixed income securities as part of their principal investment strategies. The credit rating of an issuer or guarantor of a security in which an underlying investment company invests may be lowered or an issuer

25

or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations. In addition, an underlying investment company may incur expenses in an effort to protect such underlying investment company’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights. The Adviser cannot guarantee the adequacy of the protection of the Portfolio’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt.

Currency Risk. With respect to investments in foreign securities by underlying investment companies in which the Matson Money International Equity VI Portfolio and the Matson Money Fixed Income VI Portfolio invest, exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Foreign securities are usually denominated in a foreign currency; therefore, changes in foreign currency exchange rates can affect the NAV of an underlying investment company. Diversification among foreign currencies will not protect the underlying investment companies against a general increase in the value of the U.S. dollar relative to other currencies.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, each Portfolio is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information (including private shareholder information), corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser and other service providers (including, but not limited to, Portfolio accountant, custodian, transfer agent and administrator), and the issuers of securities in which a Portfolio invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Portfolio’s ability to calculate its NAV, impediments to trading, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Portfolio cannot control the cyber security plans and systems put in place by service providers to a Portfolio and issuers in which a Portfolio invests, and such third-party service providers may have limited indemnification obligations to a Portfolio or the Adviser. A Portfolio and its shareholders could be negatively impacted as a result.

Derivatives Risk. The underlying investment companies of each Portfolio may utilize derivatives as part of their principal investment strategies. Loss may result from an underlying investment company’s investments in futures, swaps, options and other derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the underlying investment company. Using derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. An underlying investment company’s investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the underlying investment company will engage in these transactions to reduce exposure to other risks when they would be beneficial. Rule 18f-4 under the 1940 Act imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and

26

requires the Portfolios to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Portfolios are required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Emerging Market Securities. Underlying investment companies in which the Matson Money International Equity VI Portfolio invests may purchase the securities of issuers located in developing or emerging market countries. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets, because there is greater uncertainty in less established markets and economies. These risks include political, social or economic systems, smaller securities markets, lower trading volume, and substantial rates of inflation. To the extent an underlying investment company is invested in emerging market securities, it will be subject to higher risk than those investing in securities of developed market countries. In addition, the legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Portfolio’s investments.

Exchange-Traded Funds (ETFs). Each Portfolio may invest in ETFs to the extent permitted by the 1940 Act and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF typically is designed so that its performance will correspond closely with that of the index it tracks. In some cases, an ETF may be actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection, and the individual investments in an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expected, and/or the actively-managed ETF’s portfolio management practices do not work to achieve their desired result. As a shareholder in an ETF, a Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

The market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the ETF shares bought or sold. An active trading market for shares of the ETF may not develop or be maintained. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, which could also lead to variances between the market price of the ETF’s shares and the underlying value of those shares. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

Foreign Custody Risk. The underlying investment companies of the Free Market International Equity Fund and Free Market Fixed Income Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the underlying investment company’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the underlying investment company’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater

27

custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Investing. Foreign securities in which the Matson Money International Equity VI Portfolio’s and Matson Money Fixed Income VI Portfolio’s underlying investment companies may invest pose additional risks over U.S.-based securities for a number of reasons. Investments in foreign securities may adversely affect the value of an investment in certain underlying investment companies. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments and may exercise greater control over their economies, industries, and citizens’ rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation and withholding. In addition, these underlying investment companies may incur higher costs and expenses when making foreign investments, which will affect the underlying investment companies’ total return.

Interest Rate Risk. The underlying investment companies in which the Matson Money Fixed Income VI Portfolio invests purchase fixed income securities as part of their principal investment strategies. During periods of rising interest rates, an underlying investment company’s yield and the market value of the investment company’s fixed-income securities will tend to be lower than prevailing market interest rates. The U.S. Federal Reserve has raised interest rates from historically low levels and may continue to do so. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets. In periods of falling interest rates, the underlying investment company’s yield and the market value of the underlying investment company’s fixed-income securities generally will tend to be higher than prevailing market interest rates. Prices of longer-term fixed income securities are typically more sensitive to changes in interest rates than prices of shorter-term fixed-income securities. Declines in interest rate levels could cause an underlying investment company’s earnings to fall below such underlying investment company’s expense ratio, resulting in a negative yield and a decline in the underlying investment company’s share price. Certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Portfolio will not be able to manage this risk effectively.

Non-Diversified Investments. The performance of large positions in certain equity or fixed income securities may significantly impact the performance of an underlying investment company of a Portfolio, resulting in greater volatility.

Other Investment Companies. Each Portfolio’s NAV will fluctuate due to business developments concerning a particular issuer or industry as well as general market and economic conditions affecting securities held by the particular underlying investment companies in which the Portfolio invests. Investment decisions by the investment advisers of the underlying investment companies in which the Portfolios invest are made independently of the Portfolios and the Adviser. Each Portfolio will be affected by the losses of its underlying investment companies and the risks involved in the investment practices of such investment companies. Neither the Portfolios nor the Adviser has any control over the risks taken by such investment companies. Some underlying investment companies may concentrate their investments in various industries or sectors and may invest in derivative securities, options or futures.

Small Company Securities. While the securities of small capitalization companies in which the Matson Money U.S. Equity VI Portfolio’s and Matson Money International Equity VI Portfolio’s underlying investment companies invest may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Historically, small capitalization stocks

28

have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the underlying investment companies in which the Portfolios invest may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Stock Market Risk. Underlying investment companies in which the Portfolios may invest are subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Equity securities typically have greater volatility than fixed income securities. The market value of a Portfolio’s holdings is based upon the market’s perception of value and is not necessarily an objective measure of an investment’s value. The value of investments held by the Portfolios may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. There is no assurance that a Portfolio will realize its investment objective, and an investment in a Portfolio is not, by itself, a complete or balanced investment program. You could lose money on your investment in a Portfolio, or a Portfolio could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, war, natural disasters, terrorism, conflicts and social unrest may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Portfolio’s investments may be negatively affected by events impacting a country or region, regardless of whether the Portfolio invests in issuers located in or with significant exposure to such country or region.

U.S. Government Securities Risk. Although a Portfolio’s investments in U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. Government Securities markets and ultimately the Funds. Obligations issued by certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

29

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI. The SAI is incorporated herein.

Broad-Based and Composite Indices

Each Portfolio intends to evaluate its performance as compared to that of a broad-based index and a Composite Index. The information below reflects the most current information available to the Company as of the date of this Prospectus:

Matson Money U.S. Equity VI Portfolio. The broad-based index is the Russell 3000™ Total Return Index. The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of the broad-based index and each index comprising the Composite Index:

The Russell 3000® Total Return Index consists of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market, and is completely reconstituted annually to ensure that new and growing equities are reflected. As of October 31, 2025, the median market capitalization of the companies in the Russell 3000™ Total Return Index was $2.3 billion and the largest stock was $4.9 trillion.

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be an indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. The S&P 500® Index is a market-value weighted index and each stock’s weight in the index is proportionate to its market value.

The Russell 1000® Value Index consists of the large-cap value segment of the U.S. equity universe. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. The Russell 1000® Value Index is made up of the 1,000 highest ranking U.S. stocks in the Russell 3000® Index.

The Russell 2000® Index consists of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is constructed on a market-cap weighted basis to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the Index. The Russell 2000® Index includes the smallest 2,000 securities in the Russell 3000® Index.

The Russell 2000® Value Index consists of the small-cap value segment of the U.S. equity universe. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer of the small-cap value market.

Matson Money International Equity VI Portfolio. The broad-based index is the MSCI World (excluding U.S.) Index. The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI EAFE Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of the broad-based index and each index comprising the Composite Index:

The MSCI World ex USA Index (net dividends) is a stock market index of ‘world’ stocks maintained by Morgan Stanley Capital International (“MSCI”). The index includes a selection of stocks of developed markets, as defined by MSCI. As of October 31, 2025, this index contains securities from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand,

30

Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of October 31, 2025, the median capitalization of the MSCI World (excluding U.S.) Index was $13.9 billion and the largest company capitalization was $417 billion.

The MSCI Europe, Australasia, and Far East (“EAFE”) Index is a stock market index of foreign stocks that covers approximately 85% of the equity market of the following developed countries as of October 31, 2025: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the United States and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The MSCI EAFE Small Cap Index targets approximately 14% of the free float-adjusted market capitalization within each country as of October 31, 2025. The Index captures small cap representation across developed markets countries around the world, excluding the United States and Canada.

The MSCI EAFE Emerging Markets Free Index is designed to measure equity market performance in global emerging markets. As of October 31, 2025, the Index contained securities from the following emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Matson Money Fixed Income VI Portfolio. The broad-based index is the Bloomberg U.S. Aggregate Bond Index. The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Intermediate Government Bond Index, ICE BofAML 1-3 Year U.S. Government/Corporate Index and Bloomberg U.S. Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of the broad-based index and each index comprising the Composite Index:

Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected securities are excluded. The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. The Bloomberg U.S. Aggregate Bond Index is an intermediate term index.

FTSE World Government Bond Index 1-5 Years (hedged to USD) includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Currently, this includes the 20 government bond markets of Australia, Austria, Belgium, Canada, China, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, Spain and Sweden.

Three Month Treasury-Bill Index consists of three-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The index is rebalanced monthly by market capitalization.

Bloomberg Intermediate Government Bond Index is a weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more.

ICE BofAML 1-3 Year U.S. Government/Corporate Index is an unmanaged index of short-term U.S. Government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

31

Credit Ratings

Corporate debt obligations and dollar-denominated obligations of foreign issuers issued in the U.S. in which the underlying investment companies of the Matson Money Fixed Income VI Portfolio may invest will be (i) rated Aa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), or AA- or better by S&P Global Ratings (“S&P”), or AA- or better by Fitch Ratings (“Fitch”); or (ii) if there is no rating for the debt security, (ii) determined by the investment adviser(s) to the underlying investment companies to be of comparable quality to equivalent issues of the same issuer rated at least AA- or Aa3.

Commercial paper in which the underlying investment companies may invest will be rated, at the time of purchase, A-1 or better by S&P or Prime-1 by Moody’s, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

Matson Money, Inc. (“Matson Money” or the “Adviser”) has offices at 18760 North Pima Road, Scottsdale, AZ 85255 and 5955 Deerfield Blvd., Mason, OH 45040. Matson Money was founded in 1991 and provides advisory services to individuals, trusts, corporations, non-profit organizations, retirement plans and foundations. Mark E. Matson, Chief Executive Officer and a Director of Matson Money, controls Matson Money through his majority ownership. Matson Money had approximately $11.77 billion in assets under management as of September 30, 2025.

Subject to the general supervision of the Board, Matson Money manages the Portfolios’ portfolios and is responsible for the selection and management of all investments of the Portfolios in accordance with the Portfolios’ respective investment objectives and policies.

Portfolio Managers

Mark E. Matson and Daniel J. List are responsible for the day-to-day operation of the Portfolios.

Mark E. Matson, Chief Executive Officer and Director of the Adviser, founded the Adviser in 1991 and serves as head portfolio manager at the Adviser.

Daniel J. List, Chief Compliance Officer and President of the Adviser, has been employed by the Adviser since 1994. He is responsible for the portfolio design, compliance, trading and system designs.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Portfolios.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.50% of the first $1 billion of each Portfolio’s average daily net assets, 0.49% of each Portfolio’s average daily net assets over $1 billion to $3 billion, 0.48% of each Portfolio’s average daily net assets over $3 billion to $4 billion, and 0.35% of each Portfolio’s average daily net assets over $4 billion. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Portfolio Operating Expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause net Total Annual Portfolio Operating Expenses to exceed 1.13%, 1.35% and 1.00%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. If at any time a Portfolio’s Total Annual Portfolio Operating Expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than

32

1.13%, 1.35%, or 1.00%, respectively, the Adviser may recoup any waived or reimbursed amounts from the applicable Portfolio within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause such Portfolio to exceed the expense limitation that was in effect at the time of the waiver or reimbursement. This contractual limitation is in effect until December 31, 2025, and may not be terminated without the approval of the Board. For the fiscal year ended August 31, 2025, the Adviser received 0.50%, 0.50% and 0.50% of the average daily net assets of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio, respectively.

A discussion regarding the basis for Board’s approval of the investment advisory agreement with respect to the Portfolios is available in the Portfolios’ financial statements dated August 31, 2025, which are available at https:/funddocs.filepoint.com/matsonmoney/.

SHAREHOLDER INFORMATION

Pricing of Portfolio Shares

The Portfolios’ shares (“Shares”) are priced at their NAV. The NAV per Share of each Portfolio is calculated as follows:

Value of Assets Attributable to the Portfolio’s Shares
NAV = -	Value of Liabilities Attributable to the Portfolio’s Shares
Number of Outstanding Shares of the Portfolio

Each Portfolio’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. The Portfolios will effect purchases and redemptions of Shares at the NAV next calculated after receipt by the Portfolio’s Transfer Agent of your purchase order or redemption request in good order as (described below). If a Portfolio holds securities that are primarily listed on non-U.S. exchanges, the NAV of the Portfolio’s Shares may change on days when shareholders will not be able to purchase or redeem the Portfolio’s Shares.

Investments in underlying open-end investment companies are valued based on the NAV of those investment companies at the close of business that day. Investments in ETFs and closed-end funds will be valued at their market price. A Portfolio’s direct investments in equity securities listed on any national or foreign exchange will be valued at the last sale price for all exchanges, except the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Direct investments in equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. A Portfolio’s direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Direct investments in foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Portfolio holds foreign securities, the calculation of the Portfolio’s NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Portfolio’s portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable, the Portfolio’s investments will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. The Board has adopted a pricing and valuation policy for use by the Portfolios and its Valuation Designee in calculating a Portfolio’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Portfolios have designated

33

the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Portfolio prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Board. The use of a pricing service and fair valuation involves the risk that the values used by a Portfolio to price its investments may be higher or lower than the values used by other mutual funds and investors to price the same investments.

Market Timing

In accordance with the policy adopted by its Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt Portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Portfolio Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Portfolio Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to a Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Portfolio and its shareholders or would subordinate the interests of a Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with a Portfolio.

Portfolio shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. There is no assurance that the Portfolios will be able to identify market timing, particularly if shareholders invest through intermediaries.

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Portfolios. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Portfolio Shares

General. Shares of the Portfolio are not sold directly to the public. Instead, Portfolio shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Portfolio through variable annuity contracts and variable life insurance policies offered through separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those

34

prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Portfolio as an investment option for your contract or policy and how to redeem monies from the Portfolio.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Portfolios based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Portfolios may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Board will monitor the Company for the existence of any materials irreconcilable conflict of interest. The Company currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material irreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Portfolio. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

The Portfolios do not currently anticipate offering shares directly to qualified pension and profit-sharing plans.

Good Order. Purchase or redemption orders received by the Transfer Agent in good order will be executed at the Portfolio’s next determined NAV.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of a Portfolio. The Adviser will monitor each Portfolio’s total assets and may decide to close any of the Portfolios at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Portfolio may adversely affect the implementation of the Portfolio’s strategy. Subject to the Board’s discretion, the Adviser may also choose to reopen a Portfolio to new investments at any time and may subsequently close the Portfolio again should concerns regarding the Portfolio’s size recur. If a Portfolio closes to new investments, the Portfolio would be offered only to certain existing shareholders of the Portfolio.

Other persons who are shareholders of the other Matson Money VI Portfolios are not permitted to acquire Shares of the closed Portfolio by exchange. Distributions to all shareholders of the Portfolios will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchases limitations at the time of closing, including limitations on current shareholders.

Redemption of Portfolio Shares

General. Redemption requests may be placed by separate accounts of participating insurance companies. Redemption requests are effected at the NAV next calculated after receipt of the redemption request by the Transfer Agent in good order. The Portfolio’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Shares of a Portfolio can be redeemed only on days the NYSE is open. Redemptions by wire are charged a transaction fee of $15.

35

Other Redemption Information. Payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. The Portfolios typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC and the Company’s Policy and Procedure Related to the Processing of In-Kind Redemptions. If a shareholder receives redemption proceeds in-kind, the shareholders will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of the Portfolio’s NAV during any 90-day period for any one shareholder of the Portfolio.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Voting Rights

Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Portfolios. To the extent required by law:

●

The participating insurance companies will vote Portfolio Shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.

●

The participating insurance companies will vote Portfolio Shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

As a result of proportional voting, a small number of holders of variable annuity contracts and variable life insurance policies could determine the outcome of a proposition subject to shareholder vote. It is anticipated that Portfolio Shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Portfolio Shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

Dividends and Distributions

Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Portfolio unless a shareholder elects otherwise.

The Matson Money U.S. Equity VI Portfolio and the Matson Money International Equity VI Portfolio will declare and pay dividends from net investment income annually. The Matson Money Fixed Income VI Portfolio will declare and pay dividends from net investment income quarterly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolios at least annually.

36

All distributions will be reinvested in additional Portfolio shares unless you elect to receive cash via one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Portfolio shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Portfolio shares, while receiving distributions of net investment income in cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Portfolio reserves the right to reinvest the distribution check in your account, at the Portfolio’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account as any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

Taxes

Each Portfolio is treated as a separate corporate entity for federal tax purposes. Each Portfolio has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, each Portfolio intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that a Portfolio and a separate account investing in the Portfolio satisfy applicable tax requirements, the Portfolio will not be subject to federal tax, and the separate accounts will not be taxable on distributions from, or gains with respect to, the Portfolio.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIOS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

37

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolios’ independent registered public accounting firm. This information should be read in conjunction with the Portfolios’ financial statements, which, together with the report of the independent registered public accounting firm, are included in the Portfolios’ Annual Report, which is available upon request (see back cover for ordering instructions).

MATSON MONEY U.S. EQUITY VI PORTFOLIO

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$35.09	$31.58	$31.90	$36.70	$25.62
Net investment income/(loss)(1)	0.25	0.27	0.28	0.23	0.25
Net realized and unrealized gain/(loss) on investments	2.29	5.74	2.62	(2.37)	12.06
Net increase/(decrease) in net assets resulting from operations	2.54	6.01	2.90	(2.14)	12.31
Dividends and distributions to shareholders from:
Net investment income	(0.29)	(0.33)	(0.26)	(0.34)	(0.29)
Net realized capital gains	(3.15)	(2.17)	(2.96)	(2.32)	(0.94)
Total dividends and distributions to shareholders	(3.44)	(2.50)	(3.22)	(2.66)	(1.23)
Net asset value, end of period	$34.19	$35.09	$31.58	$31.90	$36.70
Total investment return/(loss)(2)	7.94%	19.90%	10.14%	(6.64)%	49.31%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,312	$28,305	$27,771	$27,817	$31,796
Ratio of expenses to average net assets with waivers, if any(3)	0.73%	0.76%	0.74%	0.73%	0.74%
Ratio of expenses to average net assets without waivers, if any(3)	0.73%	0.76%	0.74%	0.73%	0.74%
Ratio of net investment income/(loss) to average net assets(3)	0.78%	0.84%	0.90%	0.65%	0.77%
Portfolio turnover rate	11%	8%	9%	15%	18%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

38

FINANCIAL HIGHLIGHTS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$28.23	$24.83	$22.22	$28.00	$21.35
Net investment income/(loss)(1)	0.87	0.73	0.61	0.73	0.37
Net realized and unrealized gain/(loss) on investments	5.11	3.46	2.73	(4.87)	6.80
Net increase/(decrease) in net assets resulting from operations	5.98	4.19	3.34	(4.14)	7.17
Dividends and distributions to shareholders from:
Net investment income	(0.81)	(0.79)	(0.50)	(0.82)	(0.35)
Net realized capital gains	(0.51)	—	(0.23)	(0.82)	(0.17)
Total dividends and distributions to shareholders	(1.32)	(0.79)	(0.73)	(1.64)	(0.52)
Net asset value, end of period	$32.89	$28.23	$24.83	$22.22	$28.00
Total investment return/(loss)(2)	22.54%	17.23%	15.39%	(15.66)%	33.96%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,484	$20,957	$20,351	$19,100	$22,780
Ratio of expenses to average net assets with waivers, if any(3)	0.78%	0.83%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets without waivers, if any(3)	0.78%	0.83%	0.80%	0.80%	0.80%
Ratio of net investment income/ (loss) to average net assets(3)	3.07%	2.84%	2.60%	2.86%	1.48%
Portfolio turnover rate	11%	6%	11%	11%	18%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

39

FINANCIAL HIGHLIGHTS

MATSON MONEY FIXED INCOME VI PORTFOLIO

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$24.49	$23.70	$23.67	$25.55	$25.66
Net investment income/(loss)(1)	0.91	0.74	0.37	0.10	0.02
Net realized and unrealized gain/(loss) on investments	0.05	0.69	(0.05)	(1.90)	0.04
Net increase/(decrease) in net assets resulting from operations	0.96	1.43	0.32	(1.80)	0.06
Dividends and distributions to shareholders from:
Net investment income	(0.88)	(0.64)	(0.29)	(0.08)	(0.16)
Net realized capital gains	—	—	—	—	—
Return of capital	—	—	—	—	(0.01)
Total dividends and distributions to shareholders	(0.88)	(0.64)	(0.29)	(0.08)	(0.17)
Net asset value, end of period	$24.57	$24.49	$23.70	$23.67	$25.55
Total investment return/(loss)(2)	4.04%	6.12%	1.36%	(7.08)%	0.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,922	$25,753	$26,927	$28,299	$33,103
Ratio of expenses to average net assets with waivers, if any(3)	0.75%	0.76%	0.74%	0.73%	0.73%
Ratio of expenses to average net assets without waivers, if any(3)	0.75%	0.76%	0.74%	0.73%	0.73%
Ratio of net investment income/(loss) to average net assets(3)	3.74%	3.10%	1.59%	0.39%	0.07%
Portfolio turnover rate	19%	15%	8%	7%	8%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

40

PRIVACY NOTICE

FACTS	WHAT DO THE MATSON MONEY VI PORTFOLIOS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Matson Money VI Portfolios choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Matson Money VI Portfolios share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.
Questions?	Call (513) 204-8000 or go to https://funddocs.filepoint.com/matsonmoney/

41

What we do
How do the Matson Money VI Portfolios protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Matson Money VI Portfolios collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include Matson Capital, LLC and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Matson Money VI Portfolios don’t share with nonaffiliates so they can market to you. The Portfolios may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Matson Money VI Portfolios may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

42

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

FOR MORE INFORMATION ABOUT MATSON MONEY FAMILY OF PORTFOLIOS

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Portfolios is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolios’ investments, describe the Portfolios’ performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes market conditions and investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information

The Portfolios’ SAI, dated December 31, 2025 has been filed with the SEC. The SAI, which includes additional information about the Portfolios, may be obtained free of charge, along with the Annual and Semi-Annual Reports, by calling (513) 204-8000 or at the Adviser’s website at https://funddocs.filepoint.com/matsonmoney/. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus).

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 9:00 a.m. to 8:00 p.m. (Eastern time) Monday-Friday. Call: (513) 204-8000.

Purchases and Redemptions

Call (513) 204-8000

Written Correspondence

Street Address:

Matson Money, Inc. Family of Portfolios
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105

Securities and Exchange Commission

You may also view and copy information about the Company and the Portfolios, including the SAI, by visiting the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05518

MATSON MONEY, INC.

FAMILY OF PORTFOLIOS

of

The RBB Fund, Inc.

Institutional Class

Matson Money U.S. Equity VI Portfolio:  FMVUX

Matson Money International Equity VI Portfolio:  FMVIX

Matson Money Fixed Income VI Portfolio:  FMVFX

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2025

Investment Adviser:

Matson Money, Inc.

This Statement of Additional Information (“SAI”) provides additional information about the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio (each, a “Portfolio” and collectively, the “Portfolios”). The Portfolios are series of The RBB Fund, Inc. (the “Company”). This information is in addition to the information contained in the Portfolios’ prospectus dated December 31, 2025 (the “Prospectus”). This SAI is not a prospectus. The financial statements and notes contained in the Annual Report to shareholders on Form N-CSR for the fiscal year ended August 31, 2025 (the “Annual Report”) are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein. Copies of the Prospectus and Annual and Semi-Annual Reports may be obtained free of charge by calling toll-free (513) 204-8000 or by visiting the investment adviser’s website at https://funddocs.filepoint.com/matsonmoney/.

GENERAL INFORMATION	1
NON- PRINCIPAL INVESTMENT POLICIES OF THE PORTFOLIOS	1
FUNDAMENTAL INVESTMENT LIMITATIONS	1
INVESTMENT POLICIES AND PRACTICES OF UNDERLYING INVESTMENT COMPANIES AND RELATED RISKS	2
DISCLOSURE OF PORTOLIO HOLDINGS	17
MANAGEMENT OF THE COMPANY	18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	26
CODE OF ETHICS	27
PROXY VOTING POLICIES	27
INVESTMENT ADVISORY AND OTHER SERVICES	27
DISTRIBUTION ARRANGEMENTS	30
FUND TRANSACTIONS	31
PURCHASE AND REDEMPTION INFORMATION	31
TELEPHONE TRANSACTION PROCEDURES	32
VALUATION OF SHARES	32
SECURITIES LENDING	32
TAXES	33
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	34
MISCELLANEOUS	35
FINANCIAL STATEMENTS	35
APPENDIX A	A-1
APPENDIX B	B-1

i

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 98 separate investment portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to Institutional Class shares representing interests in three diversified Portfolios, which are offered by the Prospectus. Shares of the Portfolios may be purchased and held by the separate accounts (“Separate Accounts”) of participating insurance companies (“Participating Insurance Companies”) for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolios are not offered directly to the general public. Matson Money, Inc. (“Matson Money” or the “Adviser”) serves as the investment adviser to the Portfolios.

NON- PRINCIPAL INVESTMENT POLICIES OF THE PORTFOLIOS

Bank Obligations.  Each Portfolio may invest in obligations of U.S. banks (including certificates of deposit and bankers’ acceptances) and U.S. dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks having total assets at the time of purchase in excess of $1 billion. Such banks must be members of the Federal Deposit Insurance Corporation.

The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of Portfolios for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

Commercial Paper.  Commercial paper represents short-term unsecured promissory notes issued by bank holding companies, corporations, and finance companies. The commercial paper purchased by the Portfolios consists of direct obligations of issuers which, at the time of investment, are (i) rated “P-1” by Moody’s Investors Service, Inc. (“Moody’s”) or “A-1” by S&P Global Ratings (“S&P”), or (ii) if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P. In the event that a security held by a Portfolio is placed on a credit watch or is downgraded by a rating agency, the value of such security may decline and the Portfolio invested in such security may consequently experience losses in respect of such security. See Appendix A for a description of Moody’s and S&P rating categories.

Temporary Defensive Positions. Although the Portfolios invest primarily in shares of other registered investment companies, for temporary defensive purposes, the Portfolios may hold cash or invest in a variety of money market instruments, including U.S. Government securities, commercial paper, certificates of deposit, and bankers’ acceptances. When a Portfolio invests for temporary defensive purposes, it may do so without any percentage limitations. A Portfolio may not achieve its investment objective during periods when it has taken such a temporary defensive position.

U.S. Government Securities. Each Portfolio may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government”) that have remaining maturities not exceeding one year. Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Intermediate Credit Banks, the Federal Land Banks, and the Federal National Mortgage Association (“Fannie Mae”).

FUNDAMENTAL INVESTMENT LIMITATIONS

The Portfolios have adopted the following fundamental investment limitations which may not be changed with respect to a Portfolio without the affirmative vote of the holders of a majority of the Portfolio outstanding shares (as defined in Section 2 (a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of a Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio. Each Portfolio’s investment goals and strategies described in the Prospectus may be changed by the Company’s Board of Directors (the “Board”) without the approval of the Portfolio’s shareholders. Each Portfolio may not:

1.        Borrow money or issue senior securities, except that the Portfolio may borrow from banks and enter into reverse repurchase agreements and the Matson Money Fixed Income VI Portfolio may enter into dollar rolls (including mortgage dollar rolls), for temporary purposes in amounts up to one-third of the value of the Portfolio’s total assets at the time of such borrowing and provided that, for any borrowing with respect to the Portfolio, there is at least 300% asset coverage for borrowings of the Portfolio. A Portfolio may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing. Securities held in escrow or separate accounts in connection with a Portfolio’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

2.        Issue any senior securities, except as permitted under the 1940 Act.

3.        Act as underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), except insofar as the Portfolio might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

4.        Purchase or sell real estate (including real estate limited partnership interests), provided that the Portfolio may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts.

5.        Purchase or sell commodities or commodity contracts, except that to the extent consistent with its investment policies and restrictions, the Portfolio may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

 1

6.        Make loans, except through loan portfolio instruments and repurchase agreements, provided that, for purposes of this restriction, the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan.

7.        Purchase any security if, as a result of such purchase, more than 25% of the value of the Portfolio’s total assets would be invested in the securities of issuers concentrated in a particular industry except that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

8.        Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio’s total assets may be invested without regard to such limitations.

With respect to Investment Limitation No. 1, in the event that asset coverage is below 300%, the Portfolio will be required to reduce the amount of its borrowing to obtain 300% asset coverage within three business days.

For purposes of Investment Limitation No. 2, the U.S. Securities and Exchange (the “SEC”) has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the meaning of the term “evidence indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Portfolio covers such securities by earmarking and maintaining certain assets on the books and records of the Portfolio’s custodian.

Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract; any borrowings or pledge or encumbrance of assets permitted by Investment Limitation No. 1; any collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts and foreign currency contracts and collateral arrangements with respect to short sales and initial and variation margin; and purchases and sales of futures or related options

The Portfolios have adopted the following non-fundamental investment limitation, which may be changed by the Board without shareholder approval:

1.	No Portfolio will invest more than 15% of its net assets in illiquid securities.

Securities held by the Portfolios generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Portfolio’s investment policies or limitations is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities by the Portfolio.) In the event that investments in illiquid instruments exceed 15% of a Portfolio’s net assets, the Portfolio must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Portfolio to liquidate any instrument where the Portfolio would suffer a loss on the sale of that instrument.

INVESTMENT POLICIES AND PRACTICES OF UNDERLYING INVESTMENT COMPANIES AND RELATED RISKS

The underlying investment companies in which the Portfolios invest have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk. In addition, as a shareholder of another investment company, each Portfolio would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations. Therefore, it may be more costly for a Portfolio to own shares of another investment company than to own directly the underlying securities owned by such company. Investment companies in which the Portfolios may invest also may impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Portfolios and, therefore, will be borne by shareholders. The underlying investment companies in which each Portfolio invests may purchase securities of affiliated and unaffiliated unregistered money market funds.

Set forth below is additional information with respect to the types of securities and instrument techniques of the underlying investment companies and the risks involved in certain of these practices and techniques.

Asset-Backed Securities. To the extent consistent with their respective investment policies and limitations, each Portfolio’s underlying investment companies may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition, asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See “Mortgage-Backed Securities.”

Convertible Securities and Preferred Stocks.  To the extent consistent with their respective investment policies and limitations, each Portfolio’s underlying investment companies may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally:  (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

 2

Corporate Obligations.  The Matson Money Fixed Income VI Portfolio’s underlying investment companies may invest in debt obligations, such as bonds and debentures, (i) rated Aa3 or better by Moody’s, or AA- or better by S&P, or AA- or better by Fitch Ratings (“Fitch”), or (ii) if there is no rating for the debt security, determined by the investment adviser(s) to the underlying investment companies to be of comparable quality to equivalent issues of the same issuer rated at least AA- or Aa3. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio is called for redemption, that Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company’s earnings and assets prior to the claims of owners of common stocks but after those of bond owners. Preferred stocks in which the Portfolios may invest include sinking Portfolio, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a Portfolio’s investment in preferred stocks and securities convertible into or exchangeable for common stock.

Cyber Security Risk. The Portfolios, the underlying investment companies, and their service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Portfolios or underlying investment companies to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Portfolios, the Adviser, the underlying investment companies, or their investment advisers, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolios. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Portfolio’s or an underlying investment company’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolios or the underlying investment companies to regulatory fines or financial losses and/or cause reputational damage. The Portfolios and the underlying investment companies may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Portfolio or an underlying investment company may invest, which could result in material adverse consequences for such issuers and may cause a Portfolio’s or an underlying investment company’s investment in such companies to lose value. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. While the Portfolios and their service providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Portfolios and the underlying investment companies have limited abilities to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to a Portfolio, an underlying investment company or the Adviser,

Depository Arrangements. To the extent consistent with their respective investment policies and limitations, each Portfolio’s underlying investment companies may invest in American Depository Receipts (“ADRs”). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars. They are publicly traded on exchanges or over-the-counter in the United States.

The underlying investment companies may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. securities issuer does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility because fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information for buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

 3

The underlying investment companies may also invest in Holding Company Depository Receipts (“HOLDRS”). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or ADRs of specific companies in a particular industry, sector or group.

The underlying investment companies of the Matson Money International Equity VI Portfolio may also invest in European Depository Receipts (“EDRs”), International Depository Receipts (“IDRs”) and Global Depository Receipts (“GDRs”). These are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, EDRs, GDRs and IDRs are designed for use in the foreign securities markets. Investments in EDRs, GDRs and IDRs involve certain risks not typically involved in purely domestic investments, including currency exchange risk. These risks are set forth under “Foreign Securities” in this SAI.

Dollar Rolls.  To the extent consistent with its investment policies and limitations, the Matson Money Fixed Income VI Portfolio’s underlying investment companies may enter into dollar rolls in which the investment companies sell fixed income securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, an investment company would forgo principal and interest paid on such securities. However, the investment company would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. For additional information on dollar roll transactions, see the section entitled “Mortgage Dollar Roll Transactions” in this SAI.

Equity Markets.  The underlying investment companies of the Matson Money U.S. Equity VI Portfolio and Matson Money International Equity VI Portfolio invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the underlying investment companies involves substantial risk. As a result, investing in the underlying investment companies involves the risk of loss of capital.

Exchange-Traded Funds (ETFs). Each Portfolio may invest in ETFs to the extent permitted by the 1940 Act and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF typically is designed so that its performance will correspond closely with that of the index it tracks. In some cases, an ETF may be actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection, and the individual investments in an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expected, and/or the actively-managed ETF’s portfolio management practices do not work to achieve their desired result. As a shareholder in an ETF, a Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

The market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the ETF shares bought or sold. An active trading market for shares of the ETF may not develop or be maintained. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, which could also lead to variances between the market price of the ETF’s shares and the underlying value of those shares.

Foreign Custody Risk. The underlying investment companies of the Matson Money International Equity VI Portfolio and the Matson Money Fixed Income VI Portfolio may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the underlying investment company’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the underlying investment company’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Securities.  The underlying investment companies of the Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio may invest in securities issued by foreign companies. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the underlying investment companies may invest. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of securities due to settlement problems could result either in losses to an underlying investment company due to subsequent declines in value of the securities, or, if the underlying investment company has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of an underlying investment company is uninvested and no return is earned thereon. The inability of an underlying investment company to make intended security purchases due to settlement problems could cause the underlying investment company to miss attractive investment opportunities.

 4

Although the underlying investment companies may invest in securities denominated in foreign currencies, each investment company values its securities and other assets in U.S. dollars. As a result, the NAV of an underlying investment company’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the underlying investment company’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which an underlying investment company makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the underlying investment company’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of an underlying investment company’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, an underlying investment company is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The underlying investment companies may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The underlying investment companies may also invest in debt securities issued or guaranteed by foreign governments, including Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and the EU signed the Trade and Cooperation Agreement (“TCA”) on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. While the long-term effects of Brexit are currently unknown, Brexit has already resulted in volatility in European and global markets. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Portfolios’ investments. Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Portfolios’ investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Portfolios from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Portfolios’ ability to achieve their investment objectives, prevent the Portfolios from receiving payments otherwise due, increase diligence and other similar costs to the Portfolios, render valuation of affected investments challenging, or require the Portfolios to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Portfolios’ performance with respect to such investments, and thus the Portfolios’ performance as a whole.

In addition, underlying investment companies in which the Matson Money International Equity VI Portfolio invests may purchase the securities of issuers located in China and Taiwan. There are special risks associated with investments in China and Taiwan, which are generally considered emerging market countries. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to the underlying investment companies and, therefore, the Matson Money International Equity VI Portfolio.

 5

Forward Commitment and When-Issued Transactions.  To the extent consistent with their respective investment policies and limitations, each Portfolio’s underlying investment companies may purchase or sell securities on a when-issued or forward commitment basis. These transactions involve a commitment by an underlying investment company to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitments enable an underlying investment company to lock in what is believed by the underlying investment adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, an underlying investment company might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, an underlying investment company might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of an underlying investment company’s NAV starting on the date of the agreement to purchase the securities, and the underlying investment company is subject to the rights and risks of ownership of the securities on that date. An underlying investment company does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When an underlying investment company makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the underlying investment company’s assets. Fluctuations in the market value of the underlying securities are not reflected in the underlying investment company’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but an underlying investment company may agree to a longer settlement period.

An underlying investment company generally will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, an underlying investment company may dispose of or renegotiate a commitment after it is entered into. An underlying investment company also may sell securities it has committed to purchase before those securities are delivered to the underlying investment company on the settlement date. An underlying investment company may realize a capital gain or loss in connection with these transactions.

When an underlying investment company purchases securities on a when-issued or forward commitment basis, the investment company or its custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the underlying investment company’s purchase commitments. These procedures are designed to ensure that the underlying investment company will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Forward Foreign Currency Transactions.  The Matson Money International Equity VI and Matson Money Fixed Income VI Portfolios’ underlying investment companies may, to the extent that they invest in foreign securities, enter into forward foreign currency exchange contracts in order to facilitate the settlement of equity or bond purchases; exchange one currency for another, including to repatriate excess currencies; or, in the case of the Matson Money Fixed Income VI Portfolio, hedge against fluctuations in currency exchange rates. The underlying investment companies will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The underlying investment companies generally may enter into forward contracts under several circumstances. First, when an underlying investment company enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the underlying investment company will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The underlying investment adviser(s) may also use non-U.S. currency to enter into a forward foreign exchange contract.

Second, the investment adviser to certain underlying fixed income investment companies may cause such investment companies to enter a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the investment company’s portfolio securities quoted or denominated in such foreign currency in an effort to hedge against fluctuations in currency exchange rates. These underlying fixed income investment companies may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the investment adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the investment adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar. With currency hedging techniques, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Additionally, these techniques do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the underlying investment company’s foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

 6

Third, the investment adviser may exchange one currency for another if it believes it may need the other currency to settle future equity purchases or to repatriate excess foreign currency to U.S. dollars.

The underlying investment companies generally will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the investment company to deliver an amount of foreign currency in excess of the value of the investment company’s respective portfolio securities (including accrued interest or other accrued receivables) or other assets quoted or denominated in that currency. At the consummation of the forward contract, an underlying investment company may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If an underlying investment company chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Portfolio into such currency. If an underlying investment company engages in an offsetting transaction, the underlying investment company will realize a gain or a loss to the extent that there has been a change in forward contract prices.

The underlying investment companies’ transactions in forward contracts generally will be limited to those described above. Of course, the underlying investment companies are not required to enter into such transactions with regard to their foreign currency quoted or denominated securities, and the investment companies will not do so unless deemed appropriate by their respective investment advisers.

While the underlying investment company may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an underlying investment company may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the underlying investment company than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the underlying investment company’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the underlying investment company. Such imperfect correlation may cause the underlying investment company to sustain losses, which will prevent the underlying investment company from achieving a complete hedge, or expose the underlying investment company to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparts to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive an underlying investment company of unrealized profits, transaction costs or the benefits of a currency hedge or force an underlying investment company to cover its purchase or sale commitments, if any, at the current market price.

The underlying investment companies’ foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

Futures Contracts.  A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, an underlying investment company can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, an underlying investment company, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

To seek to increase total return or to hedge against changes in interest rates or securities prices, an underlying investment company may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. An underlying investment company may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, and any other financial instruments and indices. Generally an underlying investment company will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by an underlying investment company are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

The Portfolios intend to limit investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds). However, the application of the amended rules to “funds-of-funds” remains unclear. Accordingly, the Adviser has filed for relief with respect to each Portfolio which defers compliance until six months following the effective date of any CFTC guidance regarding the application of the amended rules to “fund-of-funds.” As of the date of this SAI, no such guidance has been issued. For this reason, the Adviser is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act at this time. Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Portfolio has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 under the 1940 Act may require the Portfolio to observe more stringent asset coverage and related requirements than were previously imposed by the 1940 Act, which could adversely affect the value or performance of the Portfolio. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Portfolio may engage in derivative transactions could also limit or prevent the Portfolio from using certain instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

 7

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Portfolios would need to comply with all applicable CFTC regulations.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, an underlying investment company may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that an underlying investment company proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. An underlying investment company may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the underlying investment company’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by an underlying investment company or securities with characteristics similar to those of the underlying investment company’s portfolio securities. If, in the opinion of the investment adviser to an underlying investment company, there is a sufficient degree of correlation between price trends for an underlying investment company’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the underlying investment company may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an underlying investment company’s portfolio may be more or less volatile than prices of such futures contracts, the underlying investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the underlying investment company’s enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the underlying investment company’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an underlying investment company portfolio’s securities would be substantially offset by a decline in the value of the futures position.

On other occasions, an underlying investment company may take a “long” position by purchasing futures contracts. This would be done, for example, when the underlying investment company anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Indexed Securities.  To the extent consistent with its investment policies and limitations, each Portfolio’s underlying investment companies may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. An underlying investment company may also invest in ETFs, which generally track their related indices and trade like an individual stock throughout the trading day. For example, an underlying investment company may invest in Standard & Poor’s Depositary Receipts (commonly referred to as “Spiders”), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the S&P 500® Composite Stock Price Index.

Initial Public Offerings.  To the extent consistent with its investment policies and limitations, each Portfolio’s underlying investment companies may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When an underlying investment company’s asset base is small, a significant portion of the underlying investment company’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the underlying investment company. As an underlying investment company’s assets grow, the effect of the underlying investment company’s investments in IPOs on the underlying investment company’s performance probably will decline, which could reduce the underlying investment company’s performance. Because of the price volatility of IPO shares, an underlying investment company may choose to hold IPO shares for a very short period of time. This may increase the turnover of the underlying investment company’s portfolio and may lead to increased expenses to the underlying investment company, such as commissions and transaction costs. In addition, the underlying investment advisers cannot guarantee continued access to IPOs.

Inflation-Protected Securities.  The Matson Money Fixed Income VI Portfolio’s underlying investment companies may invest in inflation-protected securities issued by the U.S. Treasury, known as “TIPs” or “Treasury Inflation-Protected Securities,” which are debt securities whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (“CPI”). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment.

Inflation-protected securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected security will decline and could result in losses for the Portfolio’s underlying investment companies.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, an underlying investment company holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares.

 8

Interest Rate Swaps, Floors and Caps and Currency Swaps.  The Matson Money Fixed Income VI Portfolio’s underlying investment companies may enter into interest rate swaps and may purchase interest rate floors or caps. An underlying investment company will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by the underlying investment company with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio may enter into currency swaps, which involve the exchange of the rights of the underlying investment company and another party to make or receive payments in specific currencies.

An underlying investment company will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out, with the underlying investment company receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

The net amount of the excess, if any, of an underlying investment company’s obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to such accrued excess will be segregated by the underlying investment company.

If there is a default by the other party to such transaction, the underlying investment company will have contractual remedies pursuant to the agreements related to the transaction.

Large Shareholder Purchase and Redemption Risk.  The Portfolios may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Portfolios. Such large shareholder redemptions may cause a Portfolio to sell its securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large share purchases may adversely affect a Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in a Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. However, this risk may be limited to the extent that the Adviser and a Portfolio have entered into a fee waiver and/or expense reimbursement arrangement.

Lending of Portfolio Securities.  To the extent consistent with their respective investment policies and limitations, each Portfolio’s underlying investment companies may lend their portfolio securities to financial institutions provided that (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the underlying investment company may at any time call the loan and obtain the return of the securities loaned; (3) the underlying investment company will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the underlying investment company. Such loans would involve risk of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

LIBOR Risk. Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Portfolio invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Portfolio and issuers of instruments in which the Portfolio invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

Loan Participations.  The Matson Money Fixed Income VI Portfolio’s underlying investment companies may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. An underlying investment company may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the underlying investment company assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the underlying investment company has direct recourse against the corporate borrower, the underlying investment company may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the underlying investment company does not receive scheduled interest or principal payments on such indebtedness, the underlying investment company’s share price and yield could be adversely affected. Loans that are fully secured offer the underlying investment company more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

 9

An underlying investment company invests in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the underlying investment company bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the underlying investment company’s investment adviser believes to be a fair price.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to an underlying investment company. For example, if a loan is foreclosed, the underlying investment company could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an underlying investment company could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an underlying investment company relies on its investment adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

Market Fluctuation.  The market value of the investments of each underlying investment company, and thus each underlying investment company’s NAV, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Micro Cap, Small Cap and Mid Cap Stocks.  Securities of companies with micro, small and mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because micro, small and mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro, small and mid cap companies tend to be less certain than large cap companies, and the dividends paid on micro, small and mid cap stocks are frequently negligible. Moreover, micro, small and mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro, small and mid cap companies tend to be more volatile than those of large cap companies. The market for micro and small cap securities may be thinly traded and as a result, greater fluctuations in the price of micro and small cap securities may occur.

Mortgage-Backed Securities.  The Matson Money Fixed Income VI Portfolio’s underlying investment companies may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates and collateralized mortgage obligations (“CMOs”).

Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae and Freddie Mac. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. Government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continue support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Portfolio may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon. Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities. The quality and value of the underlying collateral may decline, or default, which has become a significant risk for collateral related to sub-prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value.

 10

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts.

An underlying investment company may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac in order to receive a high quality rating from the rating organizations (e.g., S&P or Moody’s), they often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

Investing in mortgage-backed securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Portfolio may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of mortgage-backed securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent a Portfolio from selling such securities held in its portfolio at times or prices that it desires.

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

An underlying investment company may invest in floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), and mortgage-backed securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which an underlying investment company may have invested or may in the future be invested), and may continue to do so in the future. In the event that any mortgage-related security held by an underlying investment company is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the underlying investment company invested in such security, and thus the Matson Money Fixed Income VI Portfolio, may consequently experience losses in respect of such mortgage-related security.

 11

Mortgage Dollar Roll Transactions.  The Matson Money Fixed Income VI Portfolio’s underlying investment companies may enter into mortgage dollar roll transactions in which the underlying investment company sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.

During the roll period, the underlying investment company would forgo principal and interest paid on such securities. However, the underlying investment company would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the underlying investment company compared with what such performance would have been without the use of mortgage dollar rolls. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For additional information on dollar rolls, please refer to the section entitled “Dollar Rolls” in this SAI.

Options on Futures Contracts.  To the extent consistent with their respective investment policies and limitations, each Portfolio’s underlying investment companies may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The acquisition of put and call options on futures contracts will give an underlying investment company the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an underlying investment company obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of an underlying investment company’s assets. By writing a call option, an underlying investment company becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an underlying investment company intends to purchase. However, the underlying investment company becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an underlying investment company in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The underlying investment company will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An underlying investment company’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the applicable underlying investment company to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the underlying investment company’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the adviser of the underlying investment company regarding movements in securities prices or interest rates are incorrect, the underlying investment company may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while an underlying investment company may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the underlying investment company than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the underlying investment company may be exposed to risk of loss.

Perfect correlation between an underlying investment company’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. Other futures contracts available to hedge an underlying investment company’s portfolio investments generally are limited to futures on various securities indices.

Options on Securities and Securities Indices. To the extent consistent with their respective investment policies and limitations, each Portfolio’s underlying investment companies may each write covered call and secured put options on any securities in which it may invest or on any domestic stock indices based on securities in which it may invest. An underlying investment company may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by an underlying investment company obligates the investment company to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security.

A put option written by an underlying investment company obligates the underlying investment company to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the underlying investment company accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

 12

A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account noted on the underlying investment company’s records or maintained by the underlying investment company’s custodian with a value at least equal to the underlying investment company’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the underlying investment company’s net exposure on its written option position.

An underlying investment company may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the underlying investment company will have incurred a loss in the transaction.

An underlying investment company may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The amount of this settlement will be equal to the difference between the closing price of the securities index at the time of exercise and the exercise price of the option expressed in dollars, times a specified amount. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

An underlying investment company may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. An underlying investment company may also cover call and put options on a securities index by using the other methods described above.

An underlying investment company would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The purchase of a call option would entitle an underlying investment company, in return for the premium paid, to purchase specified securities at a specified price during the option period. An underlying investment company would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the underlying investment company would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle an underlying investment company, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of an underlying investment company’s securities. Put options may also be purchased by an underlying investment company for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. An underlying investment company would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the underlying investment company would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

An underlying investment company may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Although an underlying investment company may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds, which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500® Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by an underlying investment company may not exactly match the composition of the securities index on which options are written. If the forecasts of the adviser of the underlying investment company regarding movements in securities prices or interest rates are incorrect, an underlying investment company’s investment results may have been better without the hedge transactions.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an underlying investment company is unable to effect a closing purchase transaction with respect to covered options it has written, the investment company will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if an underlying investment company is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

 13

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds.  To the extent consistent with their respective investment policies and limitations, each Portfolio’s underlying investment companies may invest in pay-in-kind (“PIK”) securities. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Such securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

PIK securities, zero coupon bonds and capital appreciation bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, an underlying investment company will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, an underlying investment company may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, an underlying investment company is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, an underlying investment company may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the underlying investment company. Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Purchase Warrants.  To the extent consistent with their respective investment policies and limitations, each Portfolio’s underlying investment companies may invest in purchase warrants and similar rights. Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of warrants involves the risk that the underlying investment company could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Real Estate Investment Trust Securities.  To the extent consistent with their respective investment policies and limitations, each Portfolio’s underlying investment companies may invest in real estate investment trusts (“REITs”). A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on an underlying investment company and, therefore, the Portfolios.

The REITs in which the underlying investment companies may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. An underlying investment company will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying investment company. An underlying investment company is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

 14

Repurchase Agreements.  Each Portfolio’s underlying investment companies may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose an underlying investment company to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Default by or bankruptcy of the seller would, expose an underlying investment company to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Restricted and Illiquid Investments.  Pursuant to Rule 22e-4 (“Rule 22e-4” or the “Liquidity Rule”) under the 1940 Act, each Portfolio’s underlying investment companies may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that an underlying investment company reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid investments may include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency and mortgage swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted or other illiquid investments because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. To the extent an investment held by an underlying investment company of a Portfolio is deemed to be an illiquid investment or a less liquid investment, the underlying investment company, and thus the Portfolio, will be exposed to a greater liquidity risk.

Each underlying investment company may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the underlying investment adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The underlying investment adviser will monitor the liquidity of Restricted Securities held by an underlying investment company. In reaching liquidity decisions, the underlying investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

The Adviser will monitor the liquidity of restricted securities in the Portfolios under the supervision of the Board. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the board of directors of the underlying investment companies and, when required by the Liquidity Rule, to the SEC.

Reverse Repurchase Agreements.  To the extent consistent with their respective investment policies and limitations, each Portfolio’s underlying investment companies may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by an underlying investment company subject to the underlying investment company’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by an underlying investment company may decline below the price of the securities the underlying investment company is obligated to repurchase and the interest received on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Short Sales.  To the extent consistent with their respective investment policies and limitations, each Portfolio’s underlying investment companies may enter into short sales. Short sales are transactions in which an underlying investment company sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the underlying investment company must borrow the security to make delivery to the buyer. The underlying investment company then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the underlying investment company. Until the security is replaced, the underlying investment company is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the underlying investment company also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

 15

Until an underlying investment company replaces a borrowed security in connection with a short sale, the underlying investment company will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

An underlying investment company will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying investment company replaces the borrowed security. The underlying investment company will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the underlying investment company may be required to pay in connection with a short sale.

Short Sales “Against the Box.”  In addition to the short sales discussed above, an underlying investment company may make short sales “against the box,” a transaction in which a portfolio enters into a short sale of a security that the portfolio owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the underlying investment company delivers the security to close the short position. The underlying investment company receives the net proceeds from the short sale.

SOFR Risk. The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable forany day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR's history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Special Note Regarding Market Events. The Portfolios NAV and investment return will fluctuate based upon changes in the value of its investments. The market value of the Portfolios' holdings is based upon the market's perception of value and is not necessarily an objective measure of an investment's value. There is no assurance that the Portfolio will realize its investment objective, and an investment in the Portfolios is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Portfolios, or the Portfolios could underperform other investments. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of an underlying investment company’s investments may be negatively affected by events impacting a country or region, regardless of whether such underlying investment company invests in issuers located in or with significant exposure to such country or region.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact a Portfolio and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak resulted in serious economic disruptions across the globe. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rate changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in an underlying investment company being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent an underlying investment company may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the underlying investment company’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the underlying investment company’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the underlying investment company invests, negatively impact a Portfolio’s performance, and cause losses on your investment in the Portfolios.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Portfolios, underlying funds, and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Portfolios, underlying funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Portfolios, underlying funds, and issuers in which they invest.

 16

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Portfolio cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Portfolio could be materially impacted by such events which may, in turn, negatively affect the value and performance the Portfolio.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Portfolio cannot predict the impact, if any, of these changes to the Portfolio’s business, they could adversely affect the Portfolio’s business, financial condition, operating results and cash flows. Until the Portfolio knows what policy changes are made and how those changes impact the Portfolio’s business and the business of the Portfolio’s competitors over the long term, the Portfolio will not know if, overall, the Portfolio will benefit from them or be negatively affected by them.

Advancements in technology may also adversely impact markets and the overall performance of the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Portfolio holdings may be impacted, which could significantly impact the overall performance of the Portfolio

Structured Securities.  The Matson Money Fixed Income VI Portfolio’s underlying investment companies may invest in structured securities. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, an underlying investment company could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

The instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which an underlying investment company invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude an underlying investment company’s, and thus a Portfolio’s, ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the underlying investment companies’ holdings.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Portfolios, a policy relating to the selective disclosure of a Portfolio’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of a Portfolio’s shareholders. The policies relating to the disclosure of a Portfolio’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio’s operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of a Portfolio’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose each Portfolio’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Generally, after the 60th business day of the month following each month end, each Portfolio may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations. In addition, generally after the 60th business day of the month following each month end, each Portfolio may post to its website a list of its top ten holdings or full portfolio holdings at the discretion of the Adviser. The timing, frequency and type (i.e., ratings/rankings/holdings) of disclosure may change at the Adviser’s discretion, as well as whether to post to each Portfolio’s website.

 17

The Company may distribute or authorize the distribution of information about a Portfolio’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Portfolios’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Portfolios’ proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Portfolio’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of a Portfolio as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to the Portfolios’ shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of a Portfolio.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to a Portfolio, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officers or third party service providers to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

Portfolio Turnover.  Changes may be made to a Portfolio’s portfolio consistent with the investment objective and policies of such Portfolio whenever such changes are believed to be in the best interests of the Portfolio and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. For the fiscal years ended August 31, 2025 and August 31, 2024, the portfolio turnover rates for the Portfolios can be found below. High portfolio turnover may result in increased brokerage costs to a Portfolio. Under normal circumstances each of the Portfolios expects to have a low portfolio turnover rate.

	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024
Matson Money U.S. Equity VI Portfolio	11%	8%
Matson Money International Equity VI Portfolio	11%	6%
Matson Money Fixed Income VI Portfolio	19%	15%

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

 18

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors, Advisory Board Members and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).

 19

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126

Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A

 20

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2016, Chief Financial Officer and Secretary of The RBB Fund, Inc.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development of The RBB Fund, Inc.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

 21

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

 22

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Portfolios and in all of the portfolios of the Company and The RBB Fund Trust (together, the "Fund Complex") (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her) as of December 31, 2024, including amounts through the deferred compensation plan. Shares of the Portfolios are offered only to Separate Accounts of Participating Insurance Companies for the purpose of funding various annuity contracts and variable life insurance policies and are not available for direct investment by the Directors.

Name of Director	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTORS
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

The following table sets forth the dollar range of equity securities beneficially owned by each Director in each individual Portfolio as of December 31, 2024:

Name of Director	Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
Independent Directors:
Gregory P. Chandler, Director	None	None	None
Lisa A. Dolly, Director	None	None	None
Nicholas A. Giordano, Director	None	None	None
Arnold M. Reichman, Director and Chair	None	None	None
Martha A. Tirinnanzi, Director	None	None	None
Interested Directors:
Robert Sablowsky, Director	None	None	None
Brian T. Shea, Director	None	None	None
Disinterested Advisory Board Members:
Eugene Podsiadlor(1)	None	None	None

(1)	Mr. Podsiadlo was appointed as an Advisory Board Member effective October 1, 2025.

 23

Directors’, Advisory Board Members’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Company and The RBB Fund Trust, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $1,060.000 in the aggregate from all series of the Company and The RBB Fund Trust for its services, and $424 from the Matson Money U.S. Equity VI Portfolio, $323 from the Matson Money International Equity VI Portfolio, and $392 from the Matson Money Fixed Income Portfolio. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund Complex in the following amounts:

 24

Name of Director/Officer	Aggregate Compensation from the Portfolios	Pension or Retirement Benefits Accrued as Part of Portfolios Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$911	$0	$406,250
Lisa A. Dolly, Director	$804	$0	$363,750
Nicholas A. Giordano, Director	$817	$0	$369,250
Arnold M. Reichman, Director and Chair	$1,054	$0	$476,750
Robert A. Straniere, Director(1)	$186	$0	$101,250
Martha A. Tirinnanzi, Director	$751	0	$336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$1,039	$0	$466,750
Brian T. Shea, Director	$855	$0	$380,500
Disinterested Advisory Board Members:
Eugene Podsiadlo(2)	$0	$0	$0
Officers:
Steven Plump, President	$992	$0	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$1,275	$0	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$1,014	$0	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$467	$0	$200,000

(1)	Mr. Straniere retired as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development received compensation from each of the Portfolios in the following amounts:

Name of Director/Officer	Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
Independent Directors:
Gregory P. Chandler, Director	$340	$256	$315
Lisa A. Dolly, Director	$300	$226	$278
Nicholas A. Giordano, Director	$305	$230	$282
Arnold M. Reichman, Director and Chair	$394	$296	$364
Robert A. Straniere, Director(1)	$70	$51	$65
Martha A. Tirinnanzi, Director	$280	$211	$260
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$388	$292	$359
Brian T. Shea, Director	$319	$240	$296
Disinterested Advisory Board Members:
Euguene Podsiadlo(2)	$0	$0	$0
Officers:
Steven Plump, President	$373	$289	$330
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$479	$371	$425
Craig Urciuoli, Director of Marketing & Business Development	$381	$295	$338
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$175	$136	$156

(1)	Mr. Straniere retired as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

 25

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Name of Emeritus Director	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex
Julian A. Brodsky	$215	N/A	$106,250
Robert A. Straniere	$239	N/A	$84,375

For the fiscal year ended August 31, 2025, the Emeritus Directors received compensation from each of the Portfolios in the following amounts:

Name of Emeritus Director	Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
Julian A. Brodsky	$81	$60	$74
Robert A. Straniere	$90	$67	$82

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2025 to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of each Portfolio as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a Portfolio may be presumed to “control” (as that term is defined in the 1940 Act) the Portfolio. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of a Portfolio on any matter requiring approval of the shareholders of the Portfolio.

Name of Portfolio	Shareholder Name and Address	Percentage of Shares Owned as of December 1, 2025
Matson Money U.S. Equity VI Portfolio	JP Morgan Chase Bank Cust. FBO Intelligent Variable Annuity TIAA-CREF Life SEP A/C VA-1 of TIAA-CREF Life Insurance Company 8625 Andrew Carnegie Blvd. Charlotte, NC 28262-8551	100%
Matson Money International Equity VI Portfolio	JP Morgan Chase Bank Cust. FBO Intelligent Variable Annuity TIAA-CREF Life SEP A/C VA-1 of TIAA-CREF Life Insurance Company 8625 Andrew Carnegie Blvd. Charlotte, NC 28262-8551	100%
Matson Money Fixed Income VI Portfolio	JP Morgan Chase Bank Cust. FBO Intelligent Variable Annuity TIAA-CREF Life SEP A/C VA-1 of TIAA-CREF Life Insurance Company 8625 Andrew Carnegie Blvd. Charlotte, NC 28262-8551	100%

 26

As of December 1, 2025, the Directors and officers as a group owned none of the outstanding shares of the Portfolios.

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING POLICIES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Portfolio to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Portfolios. The Adviser will consider factors affecting the value of the Portfolios’ investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Portfolios. A copy of the Adviser’s Proxy Voting Policies is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling (513) 204-8000 or by visiting the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser renders advisory services to the Portfolios pursuant to an Investment Advisory Agreement (“Advisory Agreement”). The Adviser is not a subsidiary of or under the control of any other company. Mark E. Matson, Chairman of the Board, Chief Executive Officer and a Director of the Adviser, owns approximately 90% of the Adviser’s voting stock, and members of Mr. Matson’s family own all of the remaining shares of the Adviser’s voting stock.

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Portfolios including (i) the provision of a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Portfolios, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolios. The Adviser will provide the services rendered by it in accordance with each Portfolio’s investment goal, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Portfolios in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services to the Portfolios, the Adviser is entitled to receive a monthly advisory fee at an annual rate of 0.50% of the first $1 billion of each Portfolio’s average daily net assets, 0.49% of each Portfolio’s average daily net assets over $1 billion to $3 billion, 0.48% of each Portfolio’s average daily net assets over $3 billion to $4 billion, and 0.35% of each Portfolio’s average daily net assets over $4 billion, computed daily and payable monthly. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Portfolio operating expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause net Total Annual Fund Operating Expenses to exceed 1.13%, 1.35% and 1.00%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. If at any time a Portfolio’s Total Annual Portfolio Operating Expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.13%, 1.35%, or 1.00%, respectively, the Adviser may recoup any waived or reimbursed amounts from the applicable Portfolio within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause such Portfolio to exceed the expense limitation that was in effect at the time of the waiver or reimbursement. This contractual limitation is in effect until December 31, 2025 and may not be terminated without the approval of the Board.

 27

The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended August 31, 2025	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
Matson Money U.S. Equity VI Portfolio	$137,205	$0	$0
Matson Money International Equity VI Portfolio	$104,744	$0	$0
Matson Money Fixed Income VI Portfolio	$126,507	$0	$0

For the Fiscal Year Ended August 31, 2024	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
Matson Money U.S. Equity VI Portfolio	$138,890	$0	$0
Matson Money International Equity VI Portfolio	$103,360	$0	$0
Matson Money Fixed Income VI Portfolio	$134,682	$0	$0

For the Fiscal Year Ended August 31, 2023	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
Matson Money U.S. Equity VI Portfolio	$139,746	$0	$0
Matson Money International Equity VI Portfolio	$101,429	$0	$0
Matson Money Fixed Income VI Portfolio	$137,832	$0	$0

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. Each Portfolio bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by the Portfolio include, but are not limited to the following (or the Portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Portfolio’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

The Advisory Agreement is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days’ written notice to the Adviser. The Advisory Agreement may be terminated by the Adviser at any time, without payment of any penalty, on 60 days’ written notice to the Portfolio. The Advisory Agreement terminates automatically in the event of its assignment.

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Portfolio’s name and all investment models used by or on behalf of the Portfolio. The Adviser may use the Portfolio’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

The Advisory Agreement further provides that no public reference to, or description of, the Adviser or its methodology or work shall be made by the Company, whether in the Prospectus, SAI or otherwise, without the Adviser’s prior written consent, which consent shall not be unreasonably withheld. In each case, the Company has agreed to provide the Adviser a reasonable opportunity to review any such reference or description before being asked for such consent.

 28

Portfolio Managers

Description of Compensation.  As of the date of this SAI, the portfolio managers receive a base salary, a year-end incentive bonus based on company profitability and may receive a quarterly bonus based on services provided to the Adviser. Compensation of a portfolio manager is determined at the discretion of the portfolio manager’s supervisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the portfolios or other accounts that they manage. The portfolio manager’s supervisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market.

Other Accounts. The table below discloses accounts, other than the Portfolios, for which each portfolio manager is primarily responsible for the day-to-day portfolio management, as of August 31, 2025.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Mark E. Matson	Other Registered Investment Companies:	3	$11.4 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	689	$342 million	0	$0
Daniel J. List	Other Registered Investment Companies:	3	$11.4 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	689	$342 million	0	$0

The portfolio managers utilize a team based approach to other accounts managed. The portfolio managers are jointly and primarily responsible for the management of a portion of the total assets and number of accounts shown.

Conflicts of Interest.  Matson Money reviewed its conflicts of interest and risk factors and has attempted to develop policies and procedures to address these matters. Matson Money does not engage in transactions on behalf of client accounts with any affiliates. Matson Money does not have custody of any client securities or funds. Neither Matson Money nor any of its related persons act as general partners or managing members of any unregistered pooled investment vehicle. Matson Money does not manage its own proprietary account. Moreover, none of Matson Money’s officers or employees engage in any outside business activities that conflict with Matson Money’s duties to its clients. Finally, Matson Money does not purchase IPOs or individual securities for clients. Thus, Matson Money’s conflicts and risk factors are in the following areas: solicitation practices, suitability of Matson Money’s services for a client, trade errors, marketing practices, compliance with any client guidelines and restrictions, valuation of client accounts and calculation of fees, safeguarding of client assets, safeguarding of the privacy of client information, disaster recovery, accurate disclosure of information to clients and regulators, and accurate creation and secure maintenance of client records. Matson Money’s Compliance Manual is available upon request, which has more detailed explanations of policies and procedures currently in place to safeguard against potential conflicts/risks.

Securities Ownership.  As of the date of this SAI, the Portfolio Managers did not own shares of any Portfolio. Shares of the Portfolios are only offered to Separate Accounts of Participating Insurance Companies for the purpose of funding various annuity contracts and variable life insurance policies and are not available for direct investment by the Portfolio Managers.

Custodian Agreement

U.S. Bank, N.A. (the “Custodian”), 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Custodian of the Portfolios’ assets pursuant to a custodian agreement between the Custodian and the Company (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of each Portfolio; (b) holds and transfers portfolio securities on account of each Portfolio; (c) accepts receipts and makes disbursements of money on behalf of each Portfolio; (d) collects and receives all income and other payments and distributions on account of each Portfolio’s portfolio securities; and (e) makes periodic reports to the Board concerning the Portfolios’ operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Portfolios, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Portfolios under the Custodian Agreement, the Custodian receives a fee based on the Portfolios’ average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Portfolios. The Custodian and Fund Services are affiliates.

Transfer Agency Agreement

Fund Services, with corporate offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the transfer and dividend disbursing agent for the Portfolios pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, Fund Services: (a) issues and redeems shares of each Portfolio; (b) addresses and mails all communications by the Portfolios to record owners of Shares of the Portfolio, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Portfolios. Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Portfolios under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Portfolios and the Portfolios’ average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Portfolio. The Custodian and Fund Services are affiliates.

 29

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, Fund Services provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification.

Administration and Accounting Services Agreement

Fund Services serves as fund administrator to the Portfolios pursuant to a fund administration servicing agreement, and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”). Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Portfolios statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Portfolios. Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Portfolio’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Portfolios.

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company. Effective October 1, 2016, Fund Services replaced the Portfolios’ administrator as fund administrator and fund accountant to the Portfolios. For the past three fiscal years each Portfolio paid Fund Services and the Portfolios’ prior administrator, as applicable, certain administration, accounting and regulatory administration fees and related out of pocket expenses as follows:

For the Fiscal Year Ended August 31, 2025	Administration and Accounting Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Matson Money U.S. Equity VI Portfolio	$17,570	$0	$0
Matson Money International Equity VI Portfolio	$16,642	$0	$0
Matson Money Fixed Income VI Portfolio	$17,326	$0	$0

For the Fiscal Year Ended August 31, 2024	Administration and Accounting Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Matson Money U.S. Equity VI Portfolio	$17,337	$0	$0
Matson Money International Equity VI Portfolio	$16,488	$0	$0
Matson Money Fixed Income VI Portfolio	$17,289	$0	$0
For the Fiscal Year Ended August 31, 2023	Administration and Accounting Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Matson Money U.S. Equity VI Portfolio	$18,532	$0	$0
Matson Money International Equity VI Portfolio	$17,041	$0	$0
Matson Money Fixed Income VI Portfolio	$18,725	$0	$0

The Administration Agreement provides that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

The Company entered into a fund administration servicing agreement with Fund Services. Under this agreement, Fund Services has agreed to provide fund administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Company’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. Fund Services receives an annual fee based on the average daily net assets of the portfolios of the Company.

DISTRIBUTION ARRANGEMENTS

Distribution Agreement

Vigilant Distributors, LLC (the “Distributor”), whose principal business address is Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, Pennsylvania 19317, serves as the underwriter to the Portfolios pursuant to the terms of a distribution agreement (the “Distribution Agreement”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority. The Distributor is not affiliated with the Company or the Adviser. Prior to December 31, 2020, Quasar Distributors, LLC served as the Portfolios’ distributor.

 30

Under the Distribution Agreement with the Company, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Portfolios. The Distributor continually distributes shares of the Portfolio on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Portfolio shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Portfolios. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Portfolios and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Portfolios through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Portfolios for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Portfolio’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Company on behalf of the Portfolios on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Portfolios. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Portfolios, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

No Portfolio has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Portfolios and subject to the approval of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to a Portfolio over the long-term.

Investment decisions for each Portfolio and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio.

The following chart shows the aggregate brokerage commissions paid by each Portfolio for the past three fiscal years ended August 31:

Portfolio	2025	2024	2023
U.S. Equity VI Portfolio	$0	$0	$0
International Equity VI Portfolio	$131	$104	$133
Fixed Income VI Portfolio	$1,107	$1,779	$844

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Portfolio’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

 31

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or any Portfolio from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

Each Portfolio has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the particular Portfolio for any loss sustained by reason of your failure to make full payment for shares of the Portfolio you previously purchased or subscribed for.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of each Portfolio is calculated by determining the value of the net assets attributed to the Portfolio and dividing by the number of outstanding shares of the Portfolio. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than a Portfolio’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, a Portfolio may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by the Portfolios and its Valuation Designee (as defined below) in calculating a Portfolio’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Portfolios have designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Portfolios may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on a Portfolio’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee.

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

The Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Portfolio shares.

SECURITIES LENDING

The Funds participate in securities lending arrangements whereby they lend certain of their portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of their portfolios. The Bank of New York Mellon serves as the Fund’s securities lending agent for foreign securities and U.S. Bancorp Asset Management, Inc. serves as the Funds’ securities lending agent for domestic securities. During the fiscal year ended August 31, 2025, the Funds’ securities lending activities resulted in the following:

 32

	Fiscal year ended August 31, 2025
	U.S. Equity VI Portfolio	International Equity VI Portfolio	Fixed Income VI Portfolio
Gross income from securities lending activities:	—	$37,997	$97,946
Fees paid to securities lending agent from a revenue split	—	(302)	(1,259)
Fees paid for any cash collateral management service that are not included in the revenue split	—	(245)	(622)
Rebates (paid to borrower)	—	(36,241)	(91,030)
Aggregate fees/compensation	—	(36,788)	(92,911)
Net income from securities lending activities:	—	$1,209	$5,035

U.S. Bancorp Asset Management, Inc. oversees the securities lending process for both foreign and domestic securities. The oversight includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser.

TAXES

Shares of the Portfolios are offered to Separate Accounts that Portfolio variable annuity contracts and variable life insurance policies issued by Participating Insurance Companies. See the prospectuses for such contracts or policies for a discussion of the special taxation of insurance companies with respect to the Separate Accounts, the variable annuity contracts, variable life insurance policies and the holders thereof.

The following summarizes certain tax considerations generally affecting the Portfolios, the underlying investment companies, and Portfolio shareholders that are not fully described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios, the underlying investment companies, or Portfolio shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Portfolio shares, assuming that the variable life insurance policies and annuity contracts qualify under the Code, as life insurance or annuities, respectively, and that the Separate Accounts (rather than the holders of such policies or contracts) are treated as owners of the Portfolio shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Portfolio shares because the Portfolio shares will be sold only to insurance companies. Thus, purchasers of Portfolio shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Portfolio shares.

Each Portfolio and each underlying investment company intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Portfolio and underlying investment company generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Portfolio and underlying investment company must meet three important tests each year.

First, each Portfolio and underlying investment company must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of each Portfolio’s and each underlying investment company’s taxable year, at least 50% of the value of the Portfolio’s and the underlying investment companies’ assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to which the Portfolio or underlying investment company has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio or underlying investment company does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio’s and each underlying investment company’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (2) two or more issuers that the Portfolio or underlying investment company controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Portfolio and underlying investment company must distribute an amount equal to at least the sum of 90% of the Portfolio’s or underlying investment company’s investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Portfolio and underlying investment company intends to comply with these requirements. If a Portfolio or underlying investment company were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio or underlying investment company could be disqualified as a regulated investment company. If for any taxable year a Portfolio or underlying investment company were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Moreover, a failure of a Portfolio to qualify as a regulated investment company could cause Separate Accounts that invest in the Portfolio to fail to meet the applicable diversification requirements described below, which in turn, could have adverse tax effects on policy or contract holders.

 33

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio and underlying investment company intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Each Portfolio intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the Separate Account upon which such contract or policy is based is “adequately diversified.” A Separate Account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury regulations. Specifically, the Treasury regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the Separate Account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a Separate Account will be treated as being adequately diversified if the diversification requirements under Subchapter M of Subtitle A, Chapter 1, of the Code are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a Separate Account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

For purposes of these alternative diversification tests, a Separate Account investing in shares of a regulated investment company generally will be entitled to “look through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided that the shares of such regulated investment company are generally held only by insurance companies in their general account or in Separate Accounts and certain fund managers (a “Closed Portfolio”). Public access to such regulated investment company is available exclusively through the purchase of a variable contract. Each Portfolio will be a Closed Portfolio.

If the Separate Account upon which a variable contract is based is not “adequately diversified” under the foregoing rules, then the variable contract will not be treated as a life insurance contract or annuity contract under the Code, and the taxation and treatment of a policy or contract holder will be other than as described in the applicable prospectus of such policy or contract and generally will be more adverse to the holder.

In addition, if a Portfolio did not constitute a Closed Portfolio or the holders of the contracts and annuities which invest in the Portfolio through a Separate Account were able, or were treated as able, to direct the Portfolio’s investment in any particular asset, those holders might be treated as owners of Portfolio shares and might be subject to tax on distributions made by the Portfolio. The IRS may consider several factors in determining whether a contract holder has an impermissible level of investor control. One factor the IRS considers when a Separate Account invests in one or more regulated investment companies is whether a regulated investment company’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the Separate Account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographic focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a Separate Account. Another factor that the IRS examines concerns actions of contract holders. Under the IRS pronouncements, a contract holder may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular regulated investment company. A contract holder thus may not select or direct the purchase or sale of a particular investment of the Portfolio. The relationship between the Portfolio and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply.

The Portfolios requested and received a private letter ruling from the IRS that the contract holders will not be treated as the owners of the Portfolios’ shares for federal income tax purposes based on the structure and intended operation of the Portfolios. However, it is possible that the Treasury Department may issue future pronouncements addressing the circumstances in which a contract holder’s control of the investments of a Separate Account may cause the contract holder, rather than the insurance company, to be treated as the owner of the assets held by the Separate Account. It is not known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued. If such pronouncements are issued, the Portfolios would seek to modify the structure of the Portfolios.

As of August 31, 2025, the Portfolios had no short-term or long-term capital loss carryovers.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a Portfolio or an underlying investment company, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio or an underlying investment company to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio or the underlying investment company to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Portfolio or an underlying investment company invests, the Portfolio or the underlying investment company may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio or the underlying investment company fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although each Portfolio and underlying investment company expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Portfolio or an underlying investment company may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

 34

Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each Portfolio will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities, as defined in the 1940 Act, of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Anti-Money Laundering Program

The Portfolios have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Portfolios’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Portfolios will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Counsel

The law firm of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Portfolios’ independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Portfolios’ annual report to Shareholders on Form N-CSR for the fiscal year ended August 31, 2025 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Portfolios’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning the Transfer Agent at the telephone number appearing on the front page of this SAI.

 35

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

A-1

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

A-2

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

A-3

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

A-4

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•            Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•            Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

A-5

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-6

APPENDIX B

1.          PROXY VOTING

1.1.	ADVISER PROXY VOTING

Advisers Act Rule 206(4)-6 prohibits SEC-registered advisers from exercising voting authority over client securities without adopting and implementing written policies and procedures reasonably designed to ensure that the adviser votes client securities in the best interest of its clients. 1/ An adviser that chooses not to exercise voting authority must make its nonvoting policy clear to clients.2/

1.2.	ERISA PROXY VOTING

The Department of Labor (“DOL”) has provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.3/

Under DOL guidance, any adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies, including informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and vote only in the best economic interests of the plan participants.4/ However, advisers to ERISA accounts may determine not to vote a particular proxy where, for example: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a client account; (3) the terms of an applicable securities lending agreement prevent the adviser from voting with respect to a loaned security; (4) despite reasonable efforts, the adviser receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; or (5) the terms of the security or any related agreement or applicable law preclude the adviser from voting. The adviser must properly document votes cast and the named fiduciary has a duty to monitor the adviser’s proxy voting process so advisers to ERISA accounts should be prepared to issue proxy voting reports to clients.

1.3.	MATSON POLICY: GENERAL

Matson votes all proxies relating to underlying mutual funds held in any Matson-managed mutual fund in accordance with the requirements of the 1940 Act and related rules and forms. Matson’s Portfolio Manager decides how shares of the underlying funds are voted. Due to inherent conflicts of interest, Matson does not vote proxies on shares of the Matson funds held in client accounts. In addition, Matson’s does not accept proxy voting responsibility for any other securities held in the client accounts. Matson’s client agreements specifically disclose that Matson does not vote proxies and requests that ERISA clients, if any, expressly reserve voting authority. The CCO monitors the firm’s proxy voting policy.

Where Matson has proxy voting authority for securities held by its advisory clients, Matson votes such securities for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, as determined by Matson in good faith, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, as well as with Matson’s fiduciary duties under federal and state law to act in the best interests of its clients. Matson considers each issue presented in a proxy on its merits and votes on a case-by-case basis consistent with its clients’ best economic interests.

1.4.	MATSON PROCEDURES: PROXY VOTING

▪	All standard client agreements for new clients shall contain a provision stating that Matson will not vote proxies associated with any securities held directly in the client’s account, but will vote underlying securities held in any Matson-managed fund. Because Matson-managed funds invest in shares of other mutual funds, votes on underlying securities will include votes on proposals relating to increases in a mutual fund’s advisory, distribution, and/or service (12b-1) or other fees.

▪	All clients with accounts open prior to October 5, 2004, that had not signed an agreement with the language stating that Matson will not vote proxies associated with any securities held in their accounts received a letter stating that Matson will not vote proxies.

▪	The CCO shall annually review a sample of new client contracts to ensure that the client has signed a contract with the non-voting provision or received a letter to that effect, and will maintain an electronic database of client contracts reviewed and letters sent (as needed).

▪	With respect to Matson Fund proxies, clients are responsible for voting all proxies of fund shares held in their account; provided that, if client is subject to ERISA, Matson may vote on all proxies for, and take action concerning legal proceedings regarding, Matson Fund shares held in the Account, provided there is no conflict of interest, unless the right to vote such proxies and take such action has been expressly reserved to another person. If voting is not reserved to another person and Matson is responsible for voting shares of the Matson Funds where a conflict of interest exists, Matson Money will comply with the conflicts procedures outlined in Section 1.5, below.

▪	No Referrer is authorized to vote proxies on behalf of client.

1/	Compare Rel. No. IC-25922 (Jan. 31, 2003) (proxy voting for registered investment companies).

2/	According to the SEC, “[a]dvisers that have implicit as well as explicit voting authority must comply with rule 206(4)-6. The rule thus applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority.” Final Rule: Proxy Voting by Investment Advisers, SEC Rel. No. IA-2106 (Jan. 31, 2003). Discretionary advisers may avoid implicit voting responsibility by explicitly stating their lack of voting responsibility in advisory contracts or other disclosure documents. See id., at n. 10.

3/	Interpretive Bulletin 94-2, July 28, 1994.

4/	AVON letter (Feb. 23, 1988); MONKS letter (Jan. 23, 1990).

Clients may request a copy of Matson’s Proxy Voting Policy and Procedures and/or information about how Matson has voted securities in Matson-managed funds. A description of the Proxy Policy appears in Matson’s Brochure and is available to Matson clients.

1.5.	IDENTIFYING AND ADDRESSING CONFLICTS OF INTEREST

Matson acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Matson is aware of the facts necessary to identify conflicts, anyone responsible for voting proxies must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Matson will be considered only to the extent that Matson has actual knowledge of such relationships. If a conflict exists that cannot be otherwise addressed, Matson may choose one of several options, including: (1) voting as recommended by a third party service, if employed by Matson; (2) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Matson clients; (3) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (4) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

PROSPECTUS

dated December 31, 2025

Motley Fool 100 Index ETF

(CBOE BZX: TMFC)

Motley Fool Global Opportunities ETF

(CBOE BZX: TMFG)

Motley Fool Mid-Cap Growth ETF

(CBOE BZX: TMFM)

Motley Fool Small-Cap Growth ETF

(CBOE BZX: TMFS)

Motley Fool Next Index ETF

(CBOE BZX: TMFX)

Motley Fool Capital Efficiency 100 Index ETF

(CBOE BZX: TMFE)

Each a series of The RBB Fund, Inc.
2000 Duke Street
Suite 300
Alexandria, VA 22314

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Motley Fool 100 Index ETF	2
Summary Section	2
Motley Fool Global Opportunities ETF	9
Summary Section	9
Motley Fool Mid-Cap Growth ETF	17
Summary Section	17
Motley Fool Small-Cap Growth ETF	24
Summary Section	24
Motley Fool Next Index ETF	32
Summary Section	32
Motley Fool Capital Efficiency 100 Index ETF	40
Summary Section	40
Additional Information about the Funds	48
Management of the Funds	64
How to Buy and Sell Shares	68
Dividends, Distributions, and Taxes	69
Distribution	73
Additional Considerations	73
Financial Highlights	75
For More Information	Back Cover

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Motley Fool 100 Index ETF, the Motley Fool Global Opportunities ETF, the Motley Fool Mid-Cap Growth ETF, the Motley Fool Small-Cap Growth ETF, the Motley Fool Next Index ETF, or the Motley Fool Capital Efficiency 100 Index ETF (each a “Fund” and together, the “Funds”) or The RBB Fund, Inc. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

SUMMARY SECTION

MOTLEY FOOL 100 INDEX ETF

1

Motley Fool 100 Index ETF

Summary Section

Investment Objective

The Motley Fool 100 Index ETF (the “Fool 100 Fund”) seeks investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool 100 Index (the “Fool 100 Index” – for more on this, see the “Principal Investment Strategies” section).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fool 100 Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Fool 100 Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fool 100 Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fool 100 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fool 100 Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fool 100 Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fool 100 Fund’s performance. For the fiscal year ended August 31, 2025, the Fool 100 Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fool 100 Fund is an exchange-traded fund (“ETF”) and employs a “passive management” – or indexing – investment approach designed to track the total return performance, before fees and expenses, of the Fool 100 Index. Motley Fool Asset Management, LLC (the “Adviser” or “Motley Fool”) serves as the investment adviser to the Fool 100 Fund. The Fool 100 Index was developed by Motley Fool Investment Analytics, LLC (the “Index Provider”).

The Motley Fool 100 Index

The Fool 100 Index was established by the Index Provider in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by analysts and newsletters of The Motley Fool, LLC (“TMF”). Both the Index Provider and TMGF are affiliates of the Adviser.

2

To be eligible for inclusion in the Fool 100 Index, a company must be among the 100 largest domestic firms by market capitalization in the Index Provider’s “recommendation universe.” That recommendation universe includes all companies domiciled in the United States that are either active recommendations of a newsletter published by TMF or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database.

Each of the 100 largest company’s share of the Fool 100 Index (or “weighting”) is set to equal the company’s share of all Fool 100 Index companies’ aggregate market value. The Fool 100 Index is reconstituted and rebalanced quarterly. From time to time, the Fool 100 Index may include more or less than 100 companies as a result of events such as acquisitions, spin-offs and other corporate actions.

The Fool 100 Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Fool 100 Fund, the Adviser, Index Provider, or TMF. Additional information regarding the Fool 100 Index, including its value, is available on the websites of the Fool 100 Index at www.fool100.com and the Index Calculation Agent, at www.solactive.com.

The Fool 100 Fund’s Investment Strategy

Under normal circumstances, at least 80% of the Fool 100 Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Fool 100 Index. The Adviser expects that, over time, if it has sufficient assets, the correlation between the Fool 100 Fund’s performance and that of the Fool 100 Index, before fees and expenses, will be 95% or better.

The Fool 100 Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Fool 100 Index. However, the Fool 100 Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Fool 100 Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Fool 100 Index as a whole, when the Adviser believes it is in the best interests of the Fool 100 Fund (e.g., when replicating the Fool 100 Index involves practical difficulties or substantial costs, a Fool 100 Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Fool 100 Fund but not to the Fool 100 Index).

The Fool 100 Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Fool 100 Index, but which the Adviser believes will help the Fool 100 Fund track the Fool 100 Index. For example, the Fool 100 Fund may invest in securities that are not components of the Fool 100 Index to reflect various corporate actions and other changes to the Fool 100 Index (such as reconstitutions, additions and deletions).

The Fool 100 Fund is non-diversified for the purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fool 100 Fund may invest in fewer securities at any one time than a diversified fund. To the extent the Fool 100 Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry, the Fool 100 Fund will concentrate its investments to approximately the same extent as the Fool 100 Index. As of August 31, 2025, securities in the communication services, consumer discretionary, financials, and information technology sectors represented a significant portion of the Fool 100 Index. The Fool 100 Fund may also seek to increase its income by lending securities.

The Fool 100 Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fool 100 Fund’s investments may decrease, which will cause the value of the Fool 100 Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fool 100 Fund, and there can be no assurance that the Fool 100 Fund will achieve its investment objective. The Fool 100 Fund’s principal risks are presented in

3

alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fool 100 Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fool 100 Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fool 100 Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fool 100 Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. The Fool 100 Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fool 100 Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fool 100 Fund or its service providers may adversely impact and cause financial losses to the Fool 100 Fund or its shareholders. Issuers of securities in which the Fool 100 Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyberfailures.

●

Equity Markets Risk. The equity securities held in the Fool 100 Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fool 100 Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	ETF Risk. The Fool 100 Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fool 100 Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fool 100 Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fool 100 Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fool 100 Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fool 100 Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

4

●

Index Rankings and Methodology Risk. The Fool 100 Index is comprised of the 100 largest U.S. companies that are either active recommendations of TMF’s newsletter or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database, and are weighted based on their market value relative to the total market value of other companies in the Fool 100 Index. Factors used by TMF’s analysts in their qualitative and quantitative analysis of companies included in the Fool 100 Index, and the weight placed on those factors, may not be predictive of a security’s value and, thus, have an adverse effect on the Fool 100 Fund. In addition, changes in TMF’s recommendations or rankings methodologies may have an adverse effect on the Fool 100 Fund. Factors that affect a security’s value can change over time, and these changes may not be reflected in the Fool 100 Index methodology. Moreover, the methodology and the calculation of the Fool 100 Index could be subject to errors. If the composition of the Fool 100 Index reflects such errors, the Fool 100 Fund’s portfolio can be expected to reflect the errors, too.

●

Large-Capitalization Investing Risk. Investments in securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

●

Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Fool 100 Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

●

Non-Diversification Risk. The Fool 100 Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fool 100 Fund is non-diversified, its NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Fool 100 Fund.

●

Passive Investment Risk. The Fool 100 Fund is not actively managed and the Adviser does not attempt to take defensive positions in any market conditions, including adverse markets. The Fool 100 Fund and its Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Fool 100 Index or the selling of shares of that security is otherwise required upon a reconstitution of the Fool 100 Index as addressed in the Index methodology.

●

Portfolio Turnover Risk. In seeking to replicate the Fool 100 Index, which is adjusted and rebalanced quarterly, the Fool 100 Fund may incur relatively high portfolio turnover. High portfolio turnover may result in increased transaction costs and may lower Fund performance.

●

Sector Concentration Risk. To the extent the Fool 100 Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

●

Consumer Discretionary Sector Risk. Companies in the consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

●

Financial Sector Risk. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

●

Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

5

●

Securities Lending Risk. The Fool 100 Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fool 100 Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tracking Error Risk. As with all index funds, the performance of the Fool 100 Fund and its Index may differ from each other for a variety of reasons. For example, the Fool 100 Fund incurs operating expenses and portfolio transaction costs not incurred by the Fool 100 Index. In addition, the Fool 100 Fund may not be fully invested in the securities of the Fool 100 Index at all times or may hold securities not included in the Fool 100 Index.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Fool 100 Fund. The bar chart shows the changes in performance of the Fool 100 Fund from year to year. The table illustrates how the Fool 100 Fund’s average annual total returns for the one-year, five-year, and since-inception periods compare with those of a broad measure of market performance and the Fool 100 Index. Past performance, both before and after taxes, does not necessarily indicate how the Fool 100 Fund will perform in the future. Updated performance information is available online at www.fooletfs.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 26.83% in the quarter ended June 30, 2020
Worst Quarter: -21.72% in the quarter ended June 30, 2022

The year-to-date total return for the nine months ended September 30, 2025 was 17.66%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

Fool 100 Fund	1 Year	5 Years	Since Inception, January 29, 2018
Return Before Taxes	34.67%	19.51%	17.64%
Return After Taxes on Distributions	34.55%	19.42%	17.53%
Return After Taxes on Distributions and Sale of Fund Shares	20.62%	15.93%	14.66%
Motley Fool 100 Index (reflects no deduction for fees, expenses or taxes)	35.51%	20.12%	18.24%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	12.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fool 100 Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

6

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund
Anthony Arsta, CFA®	Chief Investment Officer, Portfolio Manager	Inception (January 29, 2018)
William H. Mann III	Chief Investment Strategist, Portfolio Manager	December 31, 2025
Charles L. Travers, Jr.	Portfolio Manager	January 3, 2023

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fool 100 Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Fool 100 Fund’s most recent fiscal year was 0.06%.

The Fool 100 Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Fool 100 Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fool 100 Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fool 100 Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fool 100 Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fool 100 Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fool 100 Fund over another investment. Any such arrangements do not result in increased Fool 100 Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

7

SUMMARY SECTION

Motley Fool Global Opportunities ETF

8

Motley Fool Global Opportunities ETF

Summary Section

Investment Objective

The investment objective of the Motley Fool Global Opportunities ETF (“the Global Opportunities Fund”) is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Global Opportunities Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Global Opportunities Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Global Opportunities Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Global Opportunities Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Global Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Global Opportunities Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Global Opportunities Fund’s performance. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Global Opportunities Fund is an actively-managed exchange-traded fund (“ETF”), and pursues its investment objective by using a quality growth investing style. The Global Opportunities Fund invests in a focused portfolio of the common stocks of high-quality U.S. companies and the common stocks and depositary receipts (including unsponsored depositary receipts) of high-quality companies that are organized under the laws of other countries around the world.

The Global Opportunities Fund will invest, under normal circumstances, in at least three different countries, and will invest at least 40% of its assets outside of the United States, or, if the conditions are not favorable, will invest at least 30% of its assets outside the United States. The Global Opportunities Fund seeks to stay fully invested and does not attempt to time the market. Although the Global Opportunities Fund does not have market capitalization constraints

9

for its investments, it is expected that investments in the securities of U.S. companies having smaller and middle market capitalizations, which Motley Fool Asset Management, LLC (the “Adviser”) considers to be companies with market capitalizations less than $10 billion, and the securities in foreign companies, including companies organized under the laws of emerging market countries, will be important components of the Global Opportunities Fund’s investment program. As a result, the Global Opportunities Fund has the freedom to go anywhere to make investments for its shareholders.

In identifying investments for the Global Opportunities Fund, the Adviser looks for securities of companies that have high-quality businesses with strong market positions, manageable leverage, robust streams of free cash flow, and trade at attractive prices. In managing the Global Opportunities Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Global Opportunities Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. The Global Opportunities Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Global Opportunities Fund prefers to invest in high-quality businesses when possible. To identify these high quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach employs a long-term mindset and a balance of qualitative and quantitative factors.

Management, Culture, and Incentives.

The Adviser believes that management is a key element to long-term success at most businesses. Among the factors the Adviser considers are: manager and board of director fit, the clarity of vision and strategies, main-line culture and turnover, ownership in the business, the sensibility of incentives, capital allocation choices and results, external transparency and candor, and overall treatment of stakeholders.

Economics of the Business.

The Adviser believes that the economic performance of a business is a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, the scalability of its business model, relative and absolute margins, business and product cyclicality, and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage.

The Adviser seeks companies that offer certain characteristics that allow them to generate and sustain outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, network effects, regulatory barriers to entry, and superior brands, among others. The Adviser also assesses the strength of the supporting capabilities each company possesses that reinforce these advantages to result in unique positioning.

Trajectory.

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary or tactical advantages or other reasons. As the Adviser’s desire is to own companies in the Global Opportunities Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality and the financial capacity that may make it a larger, stronger business in the future than it might be today.

The Global Opportunities Fund’s investment portfolio is focused, generally composed of between 30 and 50 investment positions, with the 10 largest positions representing not more than 60% of the Global Opportunities Fund’s net assets. To limit the risks associated with highly concentrated holdings, the Global Opportunities Fund does not invest more than 5% of its net assets in any one class of the securities of any one issuer at the time of purchase. If a

10

portfolio holding grows to be greater than 5% of the Global Opportunities Fund’s net assets the Adviser may not add additional capital to the position. However, the Adviser may maintain an allocation above 5% indefinitely, provided it continues to meet the Adviser’s investment criteria.

While investing in a particular sector is not a principal investment strategy of the Global Opportunities Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. As of August 31, 2025, the Global Opportunities Fund was significantly invested in the communication services, consumer discretionary, financials, and industrials sectors. The Global Opportunities Fund may also seek to increase its income by lending securities.

The Global Opportunities Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Global Opportunities Fund’s investments may decrease, which will cause the value of the Global Opportunities Fund’s Shares to decrease. As a result, you may lose money on your investment in the Global Opportunities Fund, and there can be no assurance that the Global Opportunities Fund will achieve its investment objective. Each risk summarized below is considered a “principal risk” of investing in the Global Opportunities Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Active Management Risk. The Global Opportunities Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results.

●

Company and Market Risk. The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). A variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets may adversely affect securities markets generally, which could adversely affect the value of the Global Opportunities Fund’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

●

Foreign Investments Risk. The Global Opportunities Fund invests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies, including the risks associated with fluctuations in foreign currency exchange rates, less stringent investor protections, unreliable and untimely information about issuers, and political and economic instability. Foreign securities in which the Global Opportunities Fund invests may be traded in markets that close before the time that the Global Opportunities Fund calculates its net asset value (“NAV”). Furthermore, certain foreign securities in which the Global Opportunities Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Global Opportunities Fund does not calculate its NAV. As a result, the value of the Global Opportunities Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Global Opportunities Fund’s shares.

●

Investment Style Risk. The Global Opportunities Fund pursues a quality growth style of investing. Quality growth investing focuses on companies that appear attractively priced in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Global Opportunities Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of our investing style we expect the Global Opportunities Fund will underperform the market and its peers over short timeframes.

11

●

Sector Concentration Risk. To the extent the Global Opportunities Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

●

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

●

Financial Sector Risk. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

●

Industrials Sector Risk. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues.

●

Currency Risk. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Global Opportunities Fund holds securities valued in a foreign currency or holds the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Global Opportunities Fund generally does not seek to hedge currency risk, and although the Adviser considers currency risks as part of its investment process, its judgments in this regard may not always be correct.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Global Opportunities Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Global Opportunities Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Global Opportunities Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. The Global Opportunities Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Global Opportunities Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Global Opportunities Fund or its service providers may adversely impact and cause financial losses to the Global Opportunities Fund or its shareholders. Issuers of securities in which the Global Opportunities Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyberfailures.

●

Depositary Receipts Risk. The Global Opportunities Fund may purchase depositary receipts (American Depositary Receipts (“ADRs”), European Depositary receipts (“EDRs”), Global Depositary receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)) to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Global Opportunities Fund can avoid currency risks during the settlement period for purchase and sales. However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts may be issued in a sponsored program, in which an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, in which the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers.

12

●

Emerging Market Countries Risk. Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which the Global Opportunities Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those of more developed markets. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. The Global Opportunities Fund seeks to invest no more than 50% of its net assets in emerging market countries.

●

ETF Risk. The Global Opportunities Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“APs”) may engage in creation or redemption transactions directly with the Fund. The Global Opportunities Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Global Opportunities Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Global Opportunities Fund Shares trading at a premium or discount to NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Global Opportunities Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Securities Lending Risk. The Global Opportunities Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Global Opportunities Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Small and Mid-Capitalization Companies Risk. The Global Opportunities Fund invests in securities of companies of all sizes, including those that have relatively small market capitalizations. Investments in securities of these companies involve greater risks than do investments in larger, more established companies. The prices of securities of small-cap companies tend to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Performance Information: The bar chart and performance table below illustrate the risks and volatility of an investment in the Global Opportunities Fund. The Global Opportunities Fund has adopted the performance of the MFAM Global Opportunities Fund (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Global Opportunities Fund (the “Reorganization”). Prior to the Reorganization, the Global Opportunities Fund had not yet commenced operations. The Global Opportunities Fund’s total net operating expense ratio is lower than the net operating expense ratio of the Predecessor Fund. Returns in the bar chart and table for the Predecessor Fund have not been adjusted.

13

The Predecessor Fund, a series of The RBB Fund, Inc. that operated as a publicly sold open-end mutual fund, commenced operations on December 21, 2016 by acquiring the assets and liabilities of the Motley Fool Independence Fund, a series of The Motley Fool Funds Trust (the “MFFT Global Predecessor Fund”), in exchange for shares of the Predecessor Fund. Accordingly, the performance information shown below for periods prior to December 21, 2016 is that of the MFFT Global Predecessor Fund, which was also a publicly-sold open-end mutual fund. The MFFT Global Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Global Opportunities Fund and Predecessor Fund.

The bar chart shows the changes in performance of the Predecessor Fund from year to year. The table illustrates how the Predecessor Fund’s average annual total returns for the one-year, five-year, ten-year and since inception periods compare with those of a broad measure of market performance. Past performance, both before and after taxes, does not necessarily indicate how the Global Opportunities Fund will perform in the future. Updated performance information is available online at www.fooletfs.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 28.73% in the quarter ended June 30, 2020
Worst Quarter: -20.78% in the quarter ended June 30, 2022

The Fund’s year-to-date total return for the nine months ended September 30, 2025 was 5.70%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

Global Opportunities Fund	1 Year	5 Years	10 Years	Since Inception of Institutional Shares (June 17, 2014)
Return Before Taxes	15.57%	9.28%	10.07%	9.68%
Return After Taxes on Distributions	12.26%	7.63%	8.51%	8.15%
Return After Taxes on Distributions and Sale of Fund Shares	11.64%	7.25%	7.97%	7.65%
FTSE Global All Cap Net Tax Index (reflects no deduction for fees, expenses or taxes)	16.61%	10.02%	9.40%	8.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

14

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the Fund	Start Date with Predecessor Fund or MFFT Global Predecessor Fund
Anthony L. Arsta, CFA®	Chief Investment Officer, Lead Portfolio Manager	2021	2009
William H. Mann III	Chief Investment Strategist, Portfolio Manager	December 31, 2025	N/A
Shelby McFaddin, CFA®	Portfolio Manager	December 31, 2025	N/A
Michael J. Olsen, CFA®	Portfolio Manager	2021	2020
Nathan G. Weisshaar, CFA®	Portfolio Manager	2021	2014

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Global Opportunities Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Global Opportunities Fund’s most recent fiscal year was 0.22%.

The Global Opportunities Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Global Opportunities Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Global Opportunities Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Global Opportunities Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Global Opportunities Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Global Opportunities Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Global Opportunities Fund over another investment. Any such arrangements do not result in increased Global Opportunities Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

15

SUMMARY SECTION

Motley Fool Mid-Cap Growth ETF

16

Motley Fool Mid-Cap Growth ETF

Summary Section

Investment Objective

The investment objective of the Motley Fool Mid-Cap Growth ETF (the “Mid-Cap Growth Fund”) is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Mid-Cap Growth Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Mid-Cap Growth Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Mid-Cap Growth Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Mid-Cap Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Mid-Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Mid-Cap Growth Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Mid-Cap Growth Fund’s performance. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Mid-Cap Growth Fund is an actively-managed exchange-traded fund (“ETF”) and pursues its investment objective by using a quality growth investing style. The Mid-Cap Growth Fund invests in a focused portfolio of the common stocks of high-quality companies domiciled in the United States that are engaged in a broad range of industries.

Under normal market conditions, the Mid-Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by United States companies having mid-market capitalizations with growth characteristics. For this purpose, Motley Fool Asset Management, LLC (the “Adviser”) currently defines mid-market capitalization companies as having similar market capitalizations to the companies in the Russell Midcap® Growth Total Return Index, which is used for the purpose of determining range and not for targeting portfolio management. As of October 31, 2025, the average dollar-weighted market cap of the Russell Midcap® Growth Total Return Index was approximately $40.4 billion. The median market cap was approximately $14.5 billion and the largest stock included in the index had a market cap of approximately $130.8 billion. Under normal circumstances, the Mid-Cap Growth Fund seeks to stay fully invested and does not attempt to time the market.

17

In identifying investments with growth characteristics, the Adviser looks for securities of companies that have high quality businesses with strong market positions, manageable leverage, robust streams of free cash flow, and trade at attractive prices. In managing the Mid-Cap Growth Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Mid-Cap Growth Fund’s allocations to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. The Mid-Cap Growth Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Mid-Cap Growth Fund prefers to invest in high-quality businesses when possible. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach employs a long-term mindset and a balance of qualitative and quantitative factors.

Management, Culture, and Incentives.

The Adviser believes that management is a key element to long-term success at most businesses. Among the factors the Adviser considers are: manager and board of director fit, the clarity of vision and strategies, main-line culture and turnover, ownership in the business, the sensibility of incentives, capital allocation choices and results, external transparency and candor, and overall treatment of stakeholders.

Economics of the Business.

The Adviser believes that the economic performance of a business is a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, the scalability of its business model, relative and absolute margins, business and product cyclicality, and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage.

The Adviser seeks companies that offer certain characteristics that allow them to generate and sustain outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, network effects, regulatory barriers to entry and superior brands, among others. The Adviser also assesses the strength of the supporting capabilities each company possesses that reinforce these advantages to result in unique positioning.

Trajectory.

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary or tactical advantages or other reasons. As the Adviser’s desire is to own companies in the Mid-Cap Growth Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality and the financial capacity that may make it a larger, stronger business in the future than it might be today.

The Mid-Cap Growth Fund’s investment portfolio is focused, generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 60% of the Mid-Cap Growth Fund’s net assets. To limit the risks associated with highly concentrated holdings, the Mid-Cap Growth Fund generally does not invest more than 5% of its net assets in securities of any one issuer at the time of purchase. If a portfolio holding grows to be greater than 5% of the Mid-Cap Growth Fund’s net assets the Adviser may not add additional capital to the position. However, the Adviser may maintain an allocation above 5% indefinitely, provided it continues to meet the Adviser’s investment criteria.

While investing in a particular sector is not a principal investment strategy of the Mid-Cap Growth Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. As of August 31, 2025, the Mid-Cap Growth Fund was significantly invested in the financials, health care, information technology, and industrials sectors, which means it will be more affected by the performance of such sectors than a fund that is not so significantly invested. The Fund may also seek to increase its income by lending portfolio securities.

18

The Mid-Cap Growth Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Mid-Cap Growth Fund’s investments may decrease, which will cause the value of the Mid-Cap Growth Fund’s Shares to decrease. As a result, you may lose money on your investment in the Mid-Cap Growth Fund, and there can be no assurance that the Mid-Cap Growth Fund will achieve its investment objective. Each risk summarized below is considered a “principal risk” of investing in the Mid-Cap Growth Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

●	Active Management Risk. The Mid-Cap Growth Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results.

●

Company and Market Risk. The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). A variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets may adversely affect securities markets generally, which could adversely affect the value of the Mid-Cap Growth Fund’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

●

Investment Style Risk. The Mid-Cap Growth Fund pursues a quality growth style of investing. Quality growth investing focuses on companies that appear attractively priced in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Mid-Cap Growth Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of our investing style we expect the Mid-Cap Growth Fund will underperform the market and its peers over short time frames.

●

Sector Concentration Risk. To the extent the Mid-Cap Growth Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Financial Sector Risk. The operations and business of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

●

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

●

Industrials Sector Risk. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues.

●

Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

●

Mid-Capitalization Companies Risk. The Mid-Cap Growth Fund invests in securities of mid-capitalization companies. Investments in securities of these companies may involve greater risks than do investments in larger, more established companies. The prices of securities of mid-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

19

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Mid-Cap Growth Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Mid-Cap Growth Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Mid-Cap Growth Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. The Mid-Cap Growth Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Mid-Cap Growth Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Mid-Cap Growth Fund or its service providers may adversely impact and cause financial losses to the Mid-Cap Growth Fund or its shareholders. Issuers of securities in which the Mid-Cap Growth Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

ETF Risk. The Mid-Cap Growth Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Mid-Cap Growth Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Mid-Cap Growth Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Mid-Cap Growth Fund Shares trading at a premium or discount to NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Mid-Cap Growth Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Securities Lending Risk. The Mid-Cap Growth Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Mid-Cap Growth Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Performance Information: The bar chart and performance table below illustrate the risks and volatility of an investment in the Mid-Cap Growth Fund. The Mid-Cap Growth Fund has adopted the performance of the MFAM Mid-Cap Growth Fund (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Mid-Cap Growth Fund (the “Reorganization”). Prior to the Reorganization, the Mid-Cap Growth Fund had not yet commenced operations. The Mid-Cap Growth Fund’s total net operating expense ratio is lower than the net operating expense ratio of the Predecessor Fund. Returns in the bar chart and table for the Predecessor Fund have not been adjusted.

20

The Predecessor Fund, a series of The RBB Fund, Inc. that operated as a publicly sold open-end mutual fund, commenced operations on December 21, 2016 by acquiring the assets and liabilities of the Motley Fool Great America Fund, a series of The Motley Fool Funds Trust (the “MFFT GA Predecessor Fund”), in exchange for shares of the Predecessor Fund. Accordingly, the performance information shown below for periods prior to December 21, 2016 is that of the MFFT GA Predecessor Fund, which was also a publicly-sold open-end mutual fund. The MFFT GA Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Mid-Cap Growth Fund and Predecessor Fund.

The bar chart shows the changes in performance of the Predecessor Fund from year to year. The table illustrates how the Predecessor Fund’s average annual total returns for the one-year, five-year, ten-year and since-inception periods compare with those of a broad measure of market performance. Past performance, both before and after taxes, does not necessarily indicate how the Mid-Cap Growth Fund will perform in the future. Updated performance information is available online at www.fooletfs.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 30.42% in the quarter ended June 30, 2020
Worst Quarter: -20.15% in the quarter ended June 30, 2022

The Fund’s year-to-date total return for the nine months ended September 30, 2025 was -3.65%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

Mid-Cap Growth Fund	1 Year	5 Years	10 Years	Since Inception of Institutional Shares (June 17, 2014)
Return Before Taxes	17.71%	7.64%	8.53%	8.77%
Return After Taxes on Distributions	13.93%	5.93%	7.24%	7.53%
Return After Taxes on Distributions and Sale of Fund Shares	13.39%	5.97%	6.81%	7.05%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%	12.53%
Russell Midcap® Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	22.10%	11.47%	11.54%	11.58%

21

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the Fund	Start Date with Predecessor Fund or MFFT Global Predecessor Fund
Anthony L. Arsta, CFA®	Chief Investment Officer, Lead Portfolio Manager	2021	2010
T.J. Piggott, CFA®	Portfolio Manager	December 31, 2025	N/A
Nathan G. Weisshaar, CFA®	Portfolio Manager	2021	2014

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Mid-Cap Growth Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Mid-Cap Growth Fund’s most recent fiscal year was 0.16%.

The Mid-Cap Growth Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Mid-Cap Growth Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Mid-Cap Growth Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Mid-Cap Growth Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Mid-Cap Growth Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Mid-Cap Growth Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Mid-Cap Growth Fund over another investment. Any such arrangements do not result in increased Mid-Cap Growth Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

22

SUMMARY SECTION

MOTLEY FOOL SMALL-CAP GROWTH ETF

23

Motley Fool Small-Cap Growth ETF

Summary Section

Investment Objective

The investment objective of the Motley Fool Small-Cap Growth ETF (the “Small-Cap Growth Fund”) is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Small-Cap Growth Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Small-Cap Growth Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Small-Cap Growth Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Small-Cap Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Small-Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2025, the Small-Cap Growth Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Small-Cap Growth Fund is an actively-managed exchange-traded fund (“ETF”) and invests primarily in equity securities of small capitalization companies listed on a United States exchange and selected by Motley Fool Asset Management, LLC (the “Adviser”), the Small-Cap Growth Fund’s investment adviser. The Small-Cap Growth Fund pursues its investment objective by using a quality growth style. The Small-Cap Growth Fund invests in a focused portfolio of the common stocks of high-quality companies domiciled in the United States that are engaged in a broad range of industries.

Under normal market conditions, the Small-Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by small capitalization companies with growth characteristics. For this purpose, the Adviser currently defines small capitalization companies as being within the same range of market capitalizations as the companies in the Russell 2000® Growth Total Return Index (the “Index”).

24

The Index is used for the purpose of determining ranges of market capitalizations and not for targeting portfolio management. As of October 31, 2025, the median market capitalization of the Index was $1.3 billion and the largest stock was $32.8 billion. Under normal circumstances, the Small-Cap Growth Fund seeks to stay fully invested and does not attempt to time the market. The Small-Cap Growth Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers. In addition, at any given time, the Small-Cap Growth Fund may have a significant portion of its net assets invested in securities of issuers within a particular sector, such as the financials, health care, industrials, and information technology sectors.

In identifying investments with growth characteristics, the Adviser looks for securities of companies that have high-quality businesses with strong market positions, manageable leverage, and the potential for robust streams of free cash flow. In managing the Small-Cap Growth Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Small-Cap Growth Fund’s allocations to maintain a mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. The Small-Cap Growth Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Small-Cap Growth Fund prefers to invest in high-quality businesses when possible. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria described in more detail below: (i) management, culture, and incentives; (ii) the economics of the business; (iii) competitive advantage; and (iv) trajectory. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

Management, Culture, and Incentives.

The Adviser believes that management is a key element to long-term success at most businesses. Among the factors the Adviser considers are: manager and board of director fit, the clarity of vision and strategies, main-line culture and turnover, ownership in the business, the sensibility of incentives, capital allocation choices and results, external transparency and candor, and overall treatment of stakeholders.

Economics of the Business.

The Adviser believes that the economic performance of a business is a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, the scalability of its business model, relative and absolute margins, business and product cyclicality, and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage.

The Adviser seeks companies that offer certain characteristics that allow them to generate and sustain outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, network effects, regulatory barriers to entry and superior brands, among others. The Adviser also assesses the strength of the supporting capabilities each company possesses that reinforce these advantages to result in unique positioning.

Trajectory.

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary or tactical advantages or other reasons. As the Adviser’s desire is to own companies in the Small-Cap Growth Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality and the financial capacity that may make it a larger, stronger business in the future than it might be today.

The Small-Cap Growth Fund’s investment portfolio is focused, generally composed of between 30 and 40 investment positions.

25

While investing in a particular sector is not a principal investment strategy of the Small-Cap Growth Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. While the Small-Cap Growth Fund does not place any restrictions on its level of sector concentration, it will limit its investments in industries within any particular sector to less than 25% of the Fund’s total assets. As of August 31, 2025, the Small-Cap Growth Fund is significantly invested in the financials, health care, industrials, and information technology sectors, which means it will be more affected by the performance of such sectors than a fund that is not so significantly invested. The Small-Cap Growth Fund may not invest more than 15% of its net assets in illiquid securities. The Small-Cap Growth Fund may also seek to increase its income by lending securities.

The Small-Cap Growth Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Small-Cap Growth Fund’s investments may decrease, which will cause the value of the Small-Cap Growth Fund’s Shares to decrease. As a result, you may lose money on your investment in the Small-Cap Growth Fund, and there can be no assurance that the Small-Cap Growth Fund will achieve its investment objective. The Small-Cap Growth Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Small-Cap Growth Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Small-Cap Growth Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Small-Cap Growth Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Small-Cap Growth Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence could exacerbate these risks or result in cyber security incidents that implicate personal data. The Small-Cap Growth Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Small-Cap Growth Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Small-Cap Growth Fund or its service providers may adversely impact and cause financial losses to the Small-Cap Growth Fund or its shareholders. Issuers of securities in which the Small-Cap Growth Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Equity Market Risk. The equity securities held in the Small-Cap Growth Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Small-Cap Growth Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	ETF Risk. The Small-Cap Growth Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Small-Cap Growth Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Small-Cap Growth Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their

26

business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Small-Cap Growth Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Small-Cap Growth Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Small-Cap Growth Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Investment Style Risk. The Small-Cap Growth Fund pursues a quality growth style of investing. Quality growth style investing focuses on companies that appear attractive in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Small-Cap Growth Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of its investing style the Small-Cap Growth Fund may underperform the market and its peers over short timeframes.

●	Management Risk. The Small-Cap Growth Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results.

●

Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors. The Small-Cap Growth Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

Non-Diversification Risk. The Small-Cap Growth Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Small-Cap Growth Fund is non-diversified, its NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Small-Cap Growth Fund.

●

Sector Concentration Risk. To the extent the Small-Cap Growth Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Financial Sector Risk. The operations and business of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

●

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

●

Industrials Sector Risk. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues.

27

●

Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

●

Securities Lending Risk. The Small-Cap Growth Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Small-Cap Growth Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Small Cap Companies Risk. Investments in securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Small-Cap Growth Fund. The bar chart shows the changes in performance of the Small-Cap Growth Fund from year to year. The table illustrates how the Small-Cap Growth Fund’s average annual total returns for the one-year, five-year, and since-inception periods compare with those of a broad measure of market performance. Past performance, both before and after taxes, does not necessarily indicate how the Small-Cap Growth Fund will perform in the future. Updated performance information is available online at www.fooletfs.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 36.00% in the quarter ended June 30, 2020
Worst Quarter: -24.42% in the quarter ended June 30, 2022

The year-to-date total return for the nine months ended September 30, 2025 was -2.45%.

28

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

Small-Cap Growth Fund	1 Year	5 Years	Since Inception, October 29, 2018
Return Before Taxes	15.57%	8.38%	11.40%
Return After Taxes on Distributions	15.57%	7.96%	10.96%
Return After Taxes on Distributions and Sale of Fund Shares	9.22%	6.62%	9.15%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	15.10%
Russell 2000® Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	15.15%	6.86%	8.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Small-Cap Growth Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund
Anthony L. Arsta, CFA®	Chief Investment Officer, Portfolio Manager	January 17, 2025
Charles L. Travers, Jr.	Lead Portfolio Manager	January 3, 2023
Nathan G. Weisshaar, CFA®	Portfolio Manager	Inception (October 29, 2018)

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Small-Cap Growth Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Small-Cap Growth Fund’s most recent fiscal year was 0.15%.

The Small-Cap Growth Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Small-Cap Growth Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Small-Cap Growth Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

29

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Small-Cap Growth Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Small-Cap Growth Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Small-Cap Growth Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Small-Cap Growth Fund over another investment. Any such arrangements do not result in increased Small-Cap Growth Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

30

SUMMARY SECTION

Motley Fool Next Index ETF

31

Motley Fool Next Index ETF

Summary Section

Investment Objective

The Motley Fool Next Index ETF (the “Next Fund”) seeks investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Next Index (the “Next Index” – for more on this, see the “Principal Investment Strategies” section).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Next Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Next Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Next Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Next Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Next Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Next Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Next Fund’s performance. For the fiscal year ended August 31, 2025, the Next Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Next Fund is an exchange-traded fund (“ETF”) and employs a “passive management” – or indexing – investment approach designed to track the total return performance, before fees and expenses, of the Next Index. Motley Fool Asset Management, LLC (the “Adviser”) serves as the investment adviser to the Next Fund. The Next Index was developed by Motley Fool Investment Analytics, LLC (the “Index Provider”).

The Next Index

The Next Index was established by the Index Provider in 2021 and is a proprietary, rules-based index designed to track the performance of mid- and small-capitalization U.S. companies that have been recommended by analysts and newsletters of The Motley Fool, LLC (“TMF”). Both the Index Provider and TMGF are affiliates of the Adviser. The Index

32

Provider’s “recommendation universe” includes all companies domiciled in the United States that are either active recommendations of a newsletter published by TMF or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database, subject to universe continuity rules.

To be eligible for inclusion in the Next Index, a security must first meet the existing eligibility criteria of the Motley Fool 100 Index, a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by TMF’s analysts and newsletters. However, the Next Index excludes the 100 largest securities that meet the Motley Fool 100 Index eligibility criteria, subject to universe continuity rules, and consists of the next largest companies with a 3-month average daily value traded greater than or equal to $1 million. The selection universe consists of companies of all market capitalizations. For this purpose, the Adviser defines small- and mid-capitalization companies as companies having capitalizations similar to, or less than, the companies in the Russell Midcap Index. To create the Motley Fool 100 Index, the largest 100 companies (based on market capitalization, but not restricted to any capitalization constraints) are selected. Given that the selection universe is dynamic, there is no guarantee that the smallest companies that make up the top 100 will always fit the definition of large capitalization, or that the first company (or companies) outside the top 100 will not fit the definition of large capitalization. Historically, the market capitalization weighting methodology has resulted in the Motley Fool 100 Index, under commonly accepted definitions, having attributes of a large capitalization index, and the Next Index having attributes of a small- and mid-capitalization index.

With respect to universe continuity, the Next Index is constructed utilizing a buffering methodology. The buffer is intended to reduce index turnover from movements in constituent weightings that could result in a company dropping out of the index only to be added back with the next rebalance. Specifically, stocks ranked in the top 105 positions based on TMF’s analyst opinion database (70% of the 150-stock target) are automatically included in the candidate universe. Additionally, companies that were previously eligible based on their TMF analyst ratings will still be included as long as their rank is equal to or better than 195 (130% of the 150-stock target). Stocks are then added based on conviction score rank until the 150-stock target is reached.

Once the eligible universe is determined, inclusion in the Motley Fool 100 Index and the Next Index are determined jointly based on market capitalization and index continuity rules. A buffer of 30% of the Motley Fool 100 Index membership target - or 30 stocks - is used to prevent frequent turnover around the Motley Fool 100 Index/Next Index cutoff.

Specifically, stocks ranked in the top 70 positions based on firm-level market capitalization (70% of the 100-stock target) are automatically included in the candidate universe for the Motley Fool 100 Index. Additionally, companies that were previously included in the Motley Fool 100 Index will still be included as long as their market capitalization rank is equal to or better than 130 (130% of the 100-stock target). Stocks are then added to the Motley Fool 100 Index based on conviction score rank until the 100-stock target is reached. The remaining stocks are included in the Next Index.

Each selected company’s share of the Next Index (or “weighting”) is set to equal the company’s share of all Next Index companies’ aggregate market value. The Next Index is reconstituted and rebalanced quarterly. The Next Index will typically include 150 – 450 companies at any one time.

The Next Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Next Fund, the Adviser, Index Provider or TMF. Additional information regarding the Next Index, including its value, is available on the websites of the Next Index at www.foolindices.com and the Index Calculation Agent, at www.solactive.com.

The Next Fund’s Investment Strategy

Under normal circumstances, at least 80% of the Next Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Next Index. The Adviser expects that, over time, if it has sufficient assets, the correlation between the Next Fund’s performance and that of the Next Index, before fees and expenses, will be 95% or better.

33

The Next Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Next Index. However, the Next Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Next Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Next Index as a whole, when the Adviser believes it is in the best interests of the Next Fund (e.g., when replicating the Next Index involves practical difficulties or substantial costs, a Next Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Next Fund but not to the Next Index).

The Next Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Next Index, but which the Adviser believes will help the Next Fund track the Next Index. For example, the Next Fund may invest in securities that are not components of the Next Index to reflect various corporate actions and other changes to the Next Index (such as reconstitutions, additions and deletions).

The Next Fund is non-diversified for the purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Next Fund may invest in fewer securities at any one time than a diversified fund. To the extent the Next Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry, the Next Fund will concentrate its investments to approximately the same extent as the Next Index.

The Next Fund may also seek to increase its income by lending securities.

The Next Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Next Fund’s investments may decrease, which will cause the value of the Next Fund’s Shares to decrease. As a result, you may lose money on your investment in the Next Fund, and there can be no assurance that the Next Fund will achieve its investment objective. The Next Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Next Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Next Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Next Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Next Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. The Next Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Next Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Next Fund or its service providers may adversely impact and cause financial losses to the Next Fund or its shareholders. Issuers of securities in which the Next Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

ETF Risk. The Next Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Next Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Next Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation

34

and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Next Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Next Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Next Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Equity Markets Risk. The equity securities held in the Next Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Next Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●

Index Rankings and Methodology Risk. Factors used by TMF’s analysts in their qualitative and quantitative analysis of companies included in the Next Index, and the weight placed on those factors, may not be predictive of a security’s value and, thus, have an adverse effect on the Next Fund. In addition, changes in TMF’s recommendations or rankings methodologies may have an adverse effect on the Next Fund. Factors that affect a security’s value can change over time, and these changes may not be reflected in the Next Index methodology. Moreover, the methodology and the calculation of the Next Index could be subject to errors. If the composition of the Next Index reflects such errors, the Next Fund’s portfolio can be expected to reflect the errors, too.

●

Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Next Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

●

Mid-Capitalization Companies Risk. Investments in securities of mid-capitalization companies may involve greater risks than do investments in larger, more established companies. The prices of securities of mid-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

●

Non-Diversification Risk. The Next Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Next Fund is non-diversified, its NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Next Fund.

35

●

Passive Investment Risk. The Next Fund is not actively managed and the Adviser does not attempt to take defensive positions in any market conditions, including adverse markets. The Next Fund and its Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Next Index or the selling of shares of that security is otherwise required upon a reconstitution of the Next Index as addressed in the Index methodology.

●

Portfolio Turnover Risk. In seeking to replicate the Next Index, which is adjusted and rebalanced quarterly, the Next Fund may incur relatively high portfolio turnover. High portfolio turnover may result in increased transaction costs and may lower Fund performance.

●

Sector Concentration Risk. To the extent the Next Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

●

Financial Sector Risk. The operations and business of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

●

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

●

Industrials Sector Risk. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues.

●

Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

●

Securities Lending Risk. The Next Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Next Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Small-Capitalization Companies Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

●

Tracking Error Risk. As with all index funds, the performance of the Next Fund and its Index may differ from each other for a variety of reasons. For example, the Next Fund incurs operating expenses and portfolio transaction costs not incurred by the Next Index. In addition, the Next Fund may not be fully invested in the securities of the Next Index at all times or may hold securities not included in the Next Index.

36

Performance Information:

The bar chart and performance table illustrate the risks and volatility of an investment in the Next Fund. The bar chart shows the performance of the Next Fund from year to year. The table illustrates how the Next Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and the Next Index. Past performance, both before and after taxes, does not necessarily indicate how the Next Fund will perform in the future. Updated performance information is available online at www.fooletfs.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 14.29% in the quarter ended December 31, 2023
Worst Quarter: -21.23% in the quarter ended June 30, 2022

The Fund’s year-to-date total return for the nine months ended September 30, 2025 was 10.70%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

Next Fund	1 Year	Since Inception, December 30, 2021
Return Before Taxes	15.96%	-0.64%
Return After Taxes on Distributions	15.94%	-0.67%
Return After Taxes on Distributions and Sale of Fund Shares	9.46%	-0.49%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	7.90%
Motley Fool Next - Total Return Index (reflects no deduction for fees, expenses or taxes)	16.75%	-0.10%
Russell Midcap® Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	22.10%	3.89%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Next Index Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

37

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund
Anthony L. Arsta, CFA®	Chief Investment Officer, Portfolio Manager	Since Inception in 2021
William H. Mann III	Chief Investment Strategist, Portfolio Manager	December 31, 2025
Charles L. Travers, Jr.	Portfolio Manager	January 3, 2023

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Next Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Next Fund’s most recent fiscal year was 0.12%.

The Next Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Next Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Next Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Next Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Next Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Next Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Next Fund over another investment. Any such arrangements do not result in increased Next Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

38

SUMMARY SECTION

Motley Fool Capital
Efficiency 100 Index ETF

39

Motley Fool Capital Efficiency 100 Index ETF

Summary Section

Investment Objective

The Motley Fool Capital Efficiency 100 Index ETF (the “Capital Efficiency Fund”) seeks investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Capital Efficiency 100 Index) (the “Capital Efficiency Index” – for more on this, see the “Principal Investment Strategies” section).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Capital Efficiency Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Capital Efficiency Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Capital Efficiency Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Capital Efficiency Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Capital Efficiency Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Capital Efficiency Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Capital Efficiency Fund’s performance. For the fiscal year ended August 31, 2025, the Capital Efficiency Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Capital Efficiency Fund is an exchange-traded fund (“ETF”) and employs a “passive management” – or indexing – investment approach designed to track the total return performance, before fees and expenses, of the Capital Efficiency Index. Motley Fool Asset Management, LLC (the “Adviser”) serves as the investment adviser to the Capital Efficiency Fund. The Capital Efficiency Index was developed by Motley Fool Investment Analytics, LLC (the “Index Provider”).

The Motley Fool Capital Efficiency Index

The Capital Efficiency Index was established by the Index Provider in 2021 and is a proprietary, rules-based index designed to track the performance of the highest scoring stocks of U.S. companies, measured by a company’s capital efficiency quality factor, that have been recommended by analysts and newsletters of The Motley Fool, LLC (“TMF”),

40

and that also meet certain liquidity requirements. Capital efficiency quality factor is a measure of how a business turns its investments into revenue and profit and it provides insight into the company’s return on invested capital. Both the Index Provider and TMGF are affiliates of the Adviser. The Index Provider’s

TMF’s “recommendation universe” includes all companies domiciled in the United States that are either active recommendations of a newsletter published by TMF or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database, subject to universe continuity rules. With respect to universe continuity, the Capital Efficiency Index is constructed utilizing a buffering methodology. The buffer is intended to reduce index turnover from movements in constituent weightings that could result in a company dropping out of the index only to be added back with the next rebalance. Specifically, stocks ranked in the top 105 positions based on TMF’s analyst opinion database (70% of the 150-stock target) are automatically included in the candidate universe. Additionally, companies that were previously eligible based on their TMF analyst ratings will still be included as long as their rank is equal to or better than 195 (130% of the 150-stock target). Stocks are then added based on conviction score rank until the 150-stock target is reached.

Company shares that meet the requirements for universe inclusion must also meet the minimum requirements for liquidity and for calculating the Quality Factor Factor Score (defined herein). Specifically, the liquidity requirements mandate that at least $1 million worth of a company’s shares trade daily, on average, during the preceding three months. With respect to calculating capital efficiency quality factor, a company must report gross profits (or net revenues for financial companies) and meet a minimum total assets threshold as of the most recent filing prior to each index weighting date. TMF’s proprietary Capital Efficiency Factor Score is a composite score that incorporates growth, profitability, and stability metrics in assessing a company’s capital efficiency. To determine final index membership, candidate stocks are first ranked based on their composite scores. The top 100 stocks are then selected based on index continuity rules.

Each selected company’s share of the Capital Efficiency Index (or “weighting”) is set to equal the company’s share of all Capital Efficiency Index companies’ aggregate market value multiplied by their respective Capital Efficiency Factor Scores. A maximum position size limit of 4.8% is also enforced (tested at the time of rebalancing and subject to index continuity rules). The Capital Efficiency Index is reconstituted and rebalanced quarterly.

The index methodology for the Capital Efficiency Index applies an enhanced calculation logic to reconstitutions and special month-end rebalances as needed to keep the Capital Efficiency Index constituent weights in conformity with tax code diversification requirements for registered investment companies. When applicable, position weights will be adjusted during a reconstitution or special rebalance to ensure that no individual position exceeds 24% of the Capital Efficiency Index and the percentage of the Capital Efficiency Index comprised of individual positions in excess of 4.8% does not cumulatively exceed 48%.

The Capital Efficiency Index will typically include 100 companies at any one time and may contain companies of any size capitalization.

The Capital Efficiency Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Capital Efficiency Fund, the Adviser, Index Provider or TMF. Additional information regarding the Capital Efficiency Index, including its value, is available on the websites of the Capital Efficiency Index at www.foolindices.com and the Index Calculation Agent, at www.solactive.com.

The Capital Efficiency Fund’s Investment Strategy

Under normal circumstances, at least 80% of the Capital Efficiency Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Capital Efficiency Index. The Adviser expects that, over time, if it has sufficient assets, the correlation between the Capital Efficiency Fund’s performance and that of the Capital Efficiency Index, before fees and expenses, will be 95% or better.

The Capital Efficiency Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Capital Efficiency Index. However, the Capital Efficiency Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Capital Efficiency Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Capital Efficiency Index as a whole, when the Adviser believes it is in the best interests of the Capital Efficiency

41

Fund (e.g., when replicating the Capital Efficiency Index involves practical difficulties or substantial costs, a Capital Efficiency Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Capital Efficiency Fund but not to the Capital Efficiency Index).

The Capital Efficiency Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Capital Efficiency Index, but which the Adviser believes will help the Capital Efficiency Fund track the Capital Efficiency Index. For example, the Capital Efficiency Fund may invest in securities that are not components of the Capital Efficiency Index to reflect various corporate actions and other changes to the Capital Efficiency Index (such as reconstitutions, additions and deletions).

The Capital Efficiency Fund is non-diversified for the purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Capital Efficiency Fund may invest in fewer securities at any one time than a diversified fund. To the extent the Capital Efficiency Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry, the Capital Efficiency Fund will concentrate its investments to approximately the same extent as the Capital Efficiency Index.

The Capital Efficiency Fund may also seek to increase its income by lending securities.

The Capital Efficiency Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Capital Efficiency Fund’s investments may decrease, which will cause the value of the Capital Efficiency Fund’s Shares to decrease. As a result, you may lose money on your investment in the Capital Efficiency Fund, and there can be no assurance that the Capital Efficiency Fund will achieve its investment objective. The Capital Efficiency Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Capital Efficiency Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Capital Efficiency Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Capital Efficiency Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Capital Efficiency Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. The Capital Efficiency Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Capital Efficiency Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Capital Efficiency Fund or its service providers may adversely impact and cause financial losses to the Capital Efficiency Fund or its shareholders. Issuers of securities in which the Capital Efficiency Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

ETF Risk. The Capital Efficiency Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Capital Efficiency Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Capital Efficiency Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise

42

become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Capital Efficiency Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Capital Efficiency Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Capital Efficiency Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Equity Markets Risk. The equity securities held in the Capital Efficiency Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Capital Efficiency Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●

Index Rankings and Methodology Risk. Factors used by TMF’s analysts in their qualitative and quantitative analysis of companies included in the Capital Efficiency Index, and the weight placed on those factors, may not be predictive of a security’s value and, thus, have an adverse effect on the Capital Efficiency Fund. In addition, changes in TMF’s recommendations or rankings methodologies may have an adverse effect on the Capital Efficiency Fund. Factors that affect a security’s value can change over time, and these changes may not be reflected in the Capital Efficiency Index methodology. Moreover, the methodology and the calculation of the Capital Efficiency Index could be subject to errors. If the composition of the Capital Efficiency Index reflects such errors, the Capital Efficiency Fund’s portfolio can be expected to reflect the errors, too.

●

Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

●

Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Capital Efficiency Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

●

Mid-Capitalization Companies Risk. The securities of mid-capitalization companies may involve greater risks than do investments in larger, more established companies. The prices of securities of mid-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

●

Non-Diversification Risk. The Capital Efficiency Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Capital Efficiency Fund is non-diversified, its NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Capital Efficiency Fund.

43

●

Passive Investment Risk. The Capital Efficiency Fund is not actively managed and the Adviser does not attempt to take defensive positions in any market conditions, including adverse markets. The Capital Efficiency Fund and its Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Capital Efficiency Index or the selling of shares of that security is otherwise required upon a reconstitution of the Capital Efficiency Index as addressed in the Index methodology.

●

Portfolio Turnover Risk.In seeking to replicate the Capital Efficiency Index, which is adjusted and rebalanced quarterly, the Capital Efficiency Fund may incur relatively high portfolio turnover. High portfolio turnover may result in increased transaction costs and may lower Fund performance.

●

Sector Concentration Risk. To the extent the Capital Efficiency Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

●

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

●

Financial Sector Risk. The operations and business of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

●

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

●

Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

●

Securities Lending Risk. The Capital Efficiency Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Capital Efficiency Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Small-Capitalization Companies Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

●

Tracking Error Risk. As with all index funds, the performance of the Capital Efficiency Fund and its Index may differ from each other for a variety of reasons. For example, the Capital Efficiency Fund incurs operating expenses and portfolio transaction costs not incurred by the Capital Efficiency Index. In addition, the Capital Efficiency Fund may not be fully invested in the securities of the Capital Efficiency Index at all times or may hold securities not included in the Capital Efficiency Index.

44

Performance

The bar chart and performance table illustrate the risks and volatility of an investment in the Capital Efficiency Fund. The bar chart shows the performance of the Capital Efficiency Fund from year to year. The table illustrates how the Capital Efficiency Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and the Capital Efficiency Index. Past performance, both before and after taxes, does not necessarily indicate how the Capital Efficiency Fund will perform in the future. Updated performance information is available online at www.fooletfs.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 14.31% in the quarter ended December 31, 2023
Worst Quarter: -18.56% in the quarter ended June 30, 2022

The Fund’s year-to-date total return for the nine months ended September 30, 2025 was 10.60%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

Capital Efficiency Fund	1 Year	Since Inception, December 30, 2021
Return Before Taxes	27.73%	10.04%
Return After Taxes on Distributions	27.60%	9.93%
Return After Taxes on Distributions and Sale of Fund Shares	16.51%	7.80%
Motley Fool Capital Efficiency Index (reflects no deduction for fees, expenses or taxes)	29.09%	10.64%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	8.84%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Capital Efficiency Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

45

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund
Anthony L. Arsta, CFA®	Chief Investment Officer, Portfolio Manager	Since Inception in 2021
Ayal Cusner, CFA®	Head of Investing Product, Portfolio Manager	December 31, 2025
William H. Mann III	Chief Investment Strategist, Portfolio Manager	December 31, 2025
Nathan Ronci, CFA®	Head of Quantitative Investing, Portfolio Manager	December 31, 2025
Charles L. Travers, Jr.	Portfolio Manager	January 3, 2023

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Capital Efficiency Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Capital Efficiency Fund’s most recent fiscal year was 0.07%.

The Capital Efficiency Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Capital Efficiency Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Capital Efficiency Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Capital Efficiency Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Capital Efficiency Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Capital Efficiency Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Capital Efficiency Fund over another investment. Any such arrangements do not result in increased Capital Efficiency Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

46

PROSPECTUS

47

Additional Information about the Funds

Investment Objective – Fool 100 Fund

The Fool 100 Fund seeks investment results (before fees and expenses) that correspond generally to the total return performance of the Fool 100 Index. The Fool 100 Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Investment Objective – Global Opportunities Fund

The Global Opportunities Fund investment objective is to achieve long-term capital appreciation. The Global Opportunities Fund’s investment objective is a fundamental investment policy and may not be changed without shareholder approval.

Investment Objective – Mid-Cap Growth Fund

The Mid-Cap Growth Fund’s investment objective is to achieve long-term capital appreciation. The Mid-Cap Growth Fund’s investment objective is a fundamental investment policy and may not be changed without shareholder approval.

Investment Objective – Small-Cap Growth Fund

The Small-Cap Growth Fund seeks to achieve long-term capital appreciation. The Small-Cap Growth Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Investment Objective – Next Fund

The Next Fund seeks investment results that correspond (before fees and expenses) generally to the total return performance of the Next Index. The Next Fund’s investment objective is a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Investment Objective – Capital Efficiency Fund

The Capital Efficiency Fund seeks investment results that correspond (before fees and expenses) generally to the total return performance of the Capital Efficiency Index. The Capital Efficiency Fund’s investment objective is a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Additional Investment Strategies – Fool 100 Fund, Next Fund and Capital Efficiency Fund

The Fool 100 Fund, Next Fund, and Capital Efficiency Fund, using an “indexing” investment approach, each seeks to track the investment results, before fees and expenses, of the Fool 100 Index, Next Index, and the Capital Efficiency Index (each, an “Index”), respectively. A number of factors may affect a Fund’s ability to achieve a high correlation with its Index, including a Fund’s expenses, differences between the securities held in a Fund’s portfolio and those included in its respective Index, the timing or magnitude of changes to the composition of its Index, regulatory policies, and high portfolio turnover rate. There can be no guarantee that a Fund will achieve a high degree of correlation with its Index.

The Adviser may sell securities that are represented in an Index or purchase securities not yet represented in an Index if the Adviser believes such securities are appropriate to substitute for certain securities in that Fund’s Index. The Adviser may utilize various combinations of other available investment techniques in seeking to track an Index.

As a result of its investments, a Fund’s distributions for any taxable year may exceed its earnings and profits, as determined for U.S. federal income tax purposes. For a given taxable year, fund distributions, if any, that exceed earnings and profits may be treated as a return of capital to shareholders.

48

Additional Principal Investment Strategies – Global Opportunities Fund

The Global Opportunities Fund pursues its investment objective by investing in a focused portfolio of the common stocks of high-quality U.S. companies and of high-quality companies that are organized in other countries around the world. It employs a quality growth based investment strategy and seeks long-term performance by acquiring securities of high quality companies at prices that the Adviser believes to be attractive.

The portion of the Global Opportunities Fund’s assets allocated to investments in the United States and other countries will vary based on the Adviser’s judgment of the relative attractiveness of available investment opportunities in different markets. The Global Opportunities Fund invests in issuers of all capitalization sizes, engaged in a broad range of industries. However, it is expected that investments in the securities of U.S. small-cap companies and foreign companies will be important components of the Global Opportunities Fund’s investment program. The Global Opportunities Fund currently considers small and middle market companies to be companies with market capitalizations of less than $10 billion. In managing the Global Opportunities Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Global Opportunities Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. While investing in a particular sector is not a principal investment strategy of the Global Opportunities Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. The Global Opportunities Fund will invest, under normal circumstances, in at least three different countries, and will invest at least 40% of its assets outside of the United States, or, if the conditions are not favorable, will invest at least 30% of its assets outside the United States.

The Global Opportunities Fund seeks long-term investment returns that exceed the return of the FTSE Global All Cap Net Tax Index. This index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets. The index is comprised of approximately 10,099 companies from 48 countries and captures 100% of the world’s investable market capitalization.The performance of the FTSE Global All Cap Net Tax Index reflects reinvestment of all distributions and changes in market prices. The FTSE Global All Cap Net Tax Index and its constituent country indices are rebalanced on a semi-annual basis.

The FTSE Global All Cap Net Tax Index is widely recognized by investors in international markets as a benchmark for portfolios of Global securities. However, the Global Opportunities Fund may invest in countries that are not included within the FTSE Global All Cap Net Tax Index (such as emerging market countries), and its investment portfolio is not weighted in terms of countries or issuers in correlation with the FTSE Global All Cap Net Tax Index. For this reason, the Global Opportunities Fund’s investment performance should not be expected to track, and may exceed or trail, the FTSE

Global All Cap Net Tax Index. In addition, the performance of the FTSE Global All Cap Net Tax Index may not correlate with the performance of U.S. markets. Under normal market circumstances, the Global Opportunities Fund seeks to stay fully invested, primarily in common stocks, and does not attempt to time the market.

The Global Opportunities Fund’s investment portfolio is focused, generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 60% of the Global Opportunities Fund’s net assets. Although investments in small-cap companies and foreign companies are a focus of the Global Opportunities Fund’s investment program, there are no pre-set targets for investing in companies of any particular capitalization size or in any particular country, region, or industry. The Global Opportunities Fund’s investments in companies of various sizes and in particular industries, market segments, and instruments will vary over time based on the Adviser’s assessment of their overall potential to produce long-term capital appreciation. To limit the risks associated with highly concentrated holdings, the Global Opportunities Fund does not invest more than 5% of its net assets in any one class of securities of any one issuer at the time of purchase. The Global Opportunities Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Global Opportunities Fund may invest in common stocks of foreign companies either directly or by purchasing ADRs, EDRs, GDRs, and NVDRs. ADRs are U.S. dollar-denominated instruments that trade on U.S. exchanges or in the over-the-counter market and are issued by domestic banks. These instruments represent indirect ownership interests in securities of foreign issuers deposited in a domestic bank or a correspondent bank. EDRs represent interests in

49

securities of foreign issuers that access the Euromarkets. GDRs are receipts representing interests in securities of foreign issuers that trade in two or more capital markets. NVDRs also represent financial interests in an issuer but the holder is not entitled to any voting rights.

Additional Principal Investment Strategies – Mid-Cap Growth Fund

The Mid-Cap Growth Fund pursues its investment objective by investing in a focused portfolio of the common stocks of high-quality companies domiciled in the United States that are engaged in a broad range of industries. It employs a quality growth investment strategy and seeks long-term performance by acquiring securities of high-quality companies at prices that the Adviser believes to be attractive.

Under normal market conditions, the Mid-Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by United States companies having mid-market capitalizations and growth characteristics. For this purpose, the Adviser currently defines mid-market capitalization companies as having similar market capitalizations to the companies in the Russell Midcap® Growth Total Return Index, which is used for the purpose of determining range and not for target portfolio management.

Under normal circumstances, the Mid-Cap Growth Fund seeks to stay fully invested and does not attempt to time the market. In managing the Mid-Cap Growth Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Mid-Cap Growth Fund’s allocations to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. While investing in a particular sector is not a principal investment strategy of the Mid-Cap Growth Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. There are no pre-set targets for investing in companies of any particular sector or industry. The Mid-Cap Growth Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Mid-Cap Growth Fund seeks long-term investment returns that exceed the return of the Russell Midcap® Growth Total Return Index. This index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the mid-cap growth segment of the U.S. stock market. The performance of the Russell Midcap® Growth Total Return Index reflects reinvestment of all distributions and changes in market prices. The Russell Midcap® Growth Total Return Index is rebalanced on a quarterly basis.

The Russell Midcap® Growth Total Return Index is widely recognized by investors as a benchmark for portfolios of mid-capitalization securities domiciled in the United States. However, the Mid-Cap Growth Fund’s investment portfolio is not weighted in terms of market capitalization, sectors, industries or issuers in correlation with the Russell Midcap® Growth Total Return Index. For this reason, the Mid-Cap Growth Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Midcap® Growth Total Return Index. In addition, the performance of the Russell Midcap® Growth Total Return Index may not correlate with the performance of the broader U.S. indexes.

The Mid-Cap Growth Fund’s investment portfolio is generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 60% of the Mid-Cap Growth Fund’s net assets. To limit the risks associated with highly concentrated holdings, the Mid-Cap Growth Fund generally does not invest more than 5% of its net assets in any one class of securities of any one issuer at the time of purchase.

Additional Investment Strategies – Small-Cap Growth Fund

Under normal market conditions, the Small-Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by small capitalization companies with growth characteristics. (the “80% Policy”). For this purpose, the Adviser currently defines small capitalization companies as being within the range of market capitalizations as the companies in the Russell 2000® Growth Total Return Index.

50

Additional Principal Risk Information

The value of a Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in a Fund, and there can be no assurance that the Fund will achieve its investment objective. An investment in a Fund is subject to one or more of the principal risks identified in the following table. The principal risks identified are discussed in more detail in the disclosure that immediately follows the table.

	Fool 100 Fund	Global Opportunities Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	Next Fund	Capital Efficiency Fund
Active Management Risk		✔	✔	✔
Company and Market Risk	✔	✔	✔	✔	✔	✔
Currency Risk		✔
Cyber Security Risk	✔	✔	✔	✔	✔	✔
Depositary Receipts Risk		✔
Emerging Market Countries Risk		✔
Equity Markets Risk	✔	✔	✔	✔	✔	✔
ETF Risk	✔	✔	✔	✔	✔	✔
Foreign Investments Risk		✔
Index Rankings and Methodology Risk	✔				✔	✔
Investment Style Risk		✔	✔	✔
Large-Capitalization Investing Risk	✔					✔
Non-Diversification Risk	✔			✔	✔	✔
Passive Investment Risk	✔				✔	✔
Portfolio Turnover Risk	✔				✔	✔
Sector Concentration Risk	✔	✔	✔	✔	✔	✔
Securities Lending Risk	✔	✔	✔	✔	✔	✔
Small-Capitalization Investing Risk		✔		✔	✔	✔
Mid-Capitalization Investing Risk		✔	✔		✔	✔
Tracking Error Risk	✔				✔	✔

●

Active Management Risk. The Adviser actively manages the Funds’ investments. Consequently, a Fund is subject to the risk that the investment techniques and risk analyses employed by the Adviser may not produce the desired results. This could cause a Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in connection with managing a Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

●

Company and Market Risk. The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company. Among these factors are adverse developments regarding the company’s business or management decisions, changes in the industry in which the company is engaged, and a reduction in the demand for a company’s products or services. In this regard, there is a risk that the judgments of the Adviser about the value and appreciation potential of particular securities will be incorrect. In addition, if a company becomes insolvent, owners of the company’s common stock will have the lowest priority among owners of that company’s different classes of securities as to the distribution of the company’s assets.

General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of a Fund’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

51

A Fund’s NAV and investment return will fluctuate based upon changes in the value of its investments. There is no assurance that a Fund will realize its investment objective, and an investment in a Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in a Fund, or a Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infections illness or other public health threats, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. A Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. A Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance of a Fund.

52

Advancements in technology may also adversely impact markets and the overall performance of a Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of a Fund.

●

Currency Risk. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Global Opportunities Fund holds securities valued in a foreign currency or holds the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Global Opportunities Fund generally does not seek to hedge currency risk, and although the Adviser considers currency risks as part of its investment process, its judgments in this regard may not always be correct.

●

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser and other service providers (including, but not limited to, the Funds’ accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. A Fund and its shareholders could be negatively impacted as a result.

●

Depositary Receipts Risk. The Global Opportunities Fund may purchase depositary receipts, including ADRs, EDRs, GDRs, and NVDRs to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Global Opportunities Fund can avoid currency risks during the settlement period for purchase and sales.

However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. However, ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. The information available for ADRs, EDRs, GDRs, and NVDRs is subject to the accounting, auditing, and financial reporting standards of the market or exchange on which they are traded, and those standards may be more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued in a sponsored program, in which an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, in which the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers.

The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities. Available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than would be the case if the receipts were sponsored by the issuers.

53

●

Emerging Market Countries Risk. Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which the Global Opportunities Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those of more developed markets. In the event of a default on an investment in a foreign debt obligation, it may be more difficult for the Global Opportunities Fund to obtain or to enforce a judgment against the issuer of that security. The Global Opportunities Fund may also be subject to emerging markets risk to the extent that it invests in companies that are not domiciled in an emerging market but have customers, products, or transactions associated with emerging markets. The Global Opportunities Fund seeks to invest no more than 50% of its net assets in emerging market countries.

In addition, emerging markets countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

●

Equity Markets Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in the Fund decreases in value. Common stocks are generally exposed to greater risk that other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, and banking crises.

●	ETF Risk. Each Fund is an ETF, and, as a result of an ETF’s structure, each Fund is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an AP may engage in creation or redemption transactions directly with the Fund. A Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to a Fund’s Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of a Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

54

●

Secondary Market Trading Risk. Although each Fund’s Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in a Fund’s Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of a Fund’s Shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be significantly less liquid than the Fund’s Shares. In addition, during periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of each Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

●

Foreign Investments Risk. The Global Opportunities Fund invests in the securities of foreign companies. including companies located in both developed and emerging market countries. A significant portion of the Global Opportunities Fund’s investments in foreign companies may be made through the purchase of depositary receipts that represent indirect interests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies. These risks may relate to those associated with fluctuations in foreign currency exchange rates, more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Global Opportunities Fund invests. Securities of foreign issuers generally trade and thus may be purchased and sold by the Global Opportunities Fund in foreign markets. The principal risks generally associated with foreign investing include the following: Country risk arises from political, social, economic, and other conditions that are unique to a particular country or region. These conditions may relate to the existence of less publicly available information, inferior regulatory oversight (for example, less demanding accounting, auditing, corporate governance, investor relations, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for comparable U.S. investments. Therefore, at times, it may be difficult to sell foreign securities at favorable prices. Foreign securities in which the Global Opportunities Fund invests may be traded in markets that close before the time that the Global Opportunities Fund calculates its NAV. Furthermore, certain foreign securities in which the Global Opportunities Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Global Opportunities Fund does not calculate its NAV. As a result, the value of the Global Opportunities Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Global Opportunities Fund’s shares.

●

Index Rankings and Methodology Risk. The Fool 100 Index is comprised of the 100 largest U.S. companies that are either active recommendations of a Motley Fool newsletter or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database, and are weighted based on their market value relative to the total market value of other companies in the Fool 100 Index. The Next Index is comprised of small- and mid-capitalization U.S. companies that are either active recommendations of TMF’s newsletter or are among the 150 highest rated

55

U.S. companies in TMF’s analyst opinion database subject to liquidity and index continuity rules, and are weighted based on their market value relative to the total market value of other companies in the Next Index. The Capital Efficiency Index is comprised of the highest scoring liquid stocks of U.S. companies, measured by a company’s capital efficiency, that are either active recommendations of TMF’s newsletter or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database subject to index continuity rules, and are weighted based on their market value relative to the total market value of other companies in the Capital Efficiency Index. Factors used by TMF’s analysts in their qualitative and quantitative analysis of companies included in an Index, and the weight placed on those factors, may not be predictive of a security’s value and, thus, have an adverse effect on a Fund. In addition, changes in TMF’s recommendations or rankings methodologies may have an adverse effect on a Fund. Factors that affect a security’s value can change over time, and these changes may not be reflected in an Index’s methodology. In addition, the following risks result from TMF’s business operations:

●

There are no assurances that TMF will continue to provide stock recommendations to the degree currently provided by it, or that it will continue to provide newsletter and/or other services at all. The Motley Fool may decrease the number of equity analysts that it employs, or the number of covered companies and/or industries.

●

Analysts may leave TMF or cease providing recommendations, in which case any securities covered by that analyst may no longer be included in the universe of stocks covered by TMF. In such case, those securities may be removed from an Index during the next rebalance of the Index, despite the fact that expectations regarding such security’s performance may be unchanged. Similarly, changes in analysts could result in changes to the composition of an Index and, thus, could result in increased portfolio turnover for a Fund.

●

TMF’s members who subscribe to its recommendation services and others who have access to that information will have advance knowledge of information that will be reflected in an Index. While TMF’s recommendations can change on any given day, an Index will only be rebalanced quarterly.

In addition to the risks inherent in TMF’s operations and the compilation of an Index, the methodology and the calculation of an Index could be subject to errors. If the composition of an Index reflects such errors, a Fund’s portfolio can be expected to reflect the errors, too.

●

Investment Style Risk. Each Fund pursues a quality growth style of investing. Quality growth style investing focuses on companies that appear attractively priced in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, a Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of its investing style a Fund may underperform the market and its peers over short timeframes.

●

Large-Capitalization Investing Risk. Each Fund may invest in the securities of large-capitalization companies. As a result, the Funds performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

●

Mid-Capitalization Investing Risk. The value of securities of mid-cap companies may be more volatile than the value of securities of companies with larger capitalizations and also tend to be more adversely affected by issuer-specific events and political, market and economic developments than the securities of larger companies. Mid capitalization companies often have narrower commercial markets and more limited operating histories, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Additionally, mid-capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

56

●

Non-Diversification Risk. Each of the Fool 100 Fund, Small-Cap Growth Fund, Next Fund and Capital Efficiency Fund is non-diversified, which means that they may invest a high percentage of their assets in a limited number of securities. Since the Funds are non-diversified, their NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Funds.

●

Passive Investment Risk. Each of the Fool 100 Fund, Next Fund and Capital Efficiency Fund is not actively managed and the Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from a Fund’s Index or the selling of shares of that security is otherwise required upon a reconstitution of a Fund’s Index as addressed in a Fund’s Index methodology. Each Fund invests in securities included in, or representative of securities included in, its Index, regardless of investment merit. The Funds do not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Funds.

●

Portfolio Turnover Risk. A Fund may trade all or a significant portion of the securities in its portfolio in connection with each rebalance and reconstitution of its Index. A high portfolio turnover rate increases transaction costs, which may increase a Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in a Fund due to an increase in short-term capital gains.

●

Sector Concentration Risk. To the extent a Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Funds may concentrate their portfolio investments in the following sectors, among others:

●

Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites and Internet search engines. The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

●

Consumer Discretionary Sector Risk. The consumer discretionary sector (which includes companies in industries such as consumer and household durables, consumer services, media, retailing, and automobiles) can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. Success depends heavily on disposable household income and consumer spending. Competition in this sector is exacerbated by the shift toward online shopping, which may affect a company’s margins and its stock price. Faster-than-expected interest rate hikes by the Federal Reserve and rising oil prices could dampen the ability of consumers to spend on discretionary items, which may adversely affect companies in this sector. There are also indications that consumers, especially millennials, have different spending habits and some companies in this sector might have difficulty adjusting to these, and other, consumer trends.

●

Financial Sector Risk Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. The profitability of financial services companies is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or as a result of increased competition. During a general market downturn, numerous financial services companies may experience substantial declines in the valuations of their assets, take action to raise capital (such as the

57

issuance of debt or equity securities), or even cease operations. These actions may cause the securities of a financial services company to experience dramatic declines in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

●

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

●

Industrials Sector Risk. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims, labor disputes and exchange rates.

●

Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

●

Securities Lending Risk. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund’s total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending a Fund’s portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral or from recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

●

Small-Capitalization Investing Risk. Each of the Global Opportunities Fund, Small-Cap Growth Fund, Next Fund and Capital Efficiency Fund invests in securities of small-capitalization companies. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger

58

capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

●

Tracking Error Risk. As with all index funds, the performance of each of the Fool 100 Fund, Next Fund and Capital Efficiency Fund and its respective Index may differ from each other for a variety of reasons. For example, each Fund incurs operating expenses and portfolio transaction costs not incurred by its respective Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Additional Information About Non-Principal Risks of the Funds. This section provides additional information regarding certain non-principal risks of investing in the Funds. The risk listed below could have a negative impact on a Fund’s performance and trading prices.

●

Activities of Affiliates of the Adviser Risk. Companies affiliated with the Adviser, including The Motley Fool, LLC, publish information, opinions, and recommendations regarding the purchase and sale of securities, possibly including securities that are held by or being considered for purchase or sale by the Funds. These opinions and recommendations may be consistent with, or opposed to, the views of the Adviser and may adversely affect the prices of securities held by the Funds or the prices at which the Funds can purchase or sell a security. The Funds, the Adviser, and the Adviser’s publishing affiliates have adopted procedures designed to prevent personnel of the publishing affiliates from obtaining or using nonpublic information about each Fund’s holdings or the Adviser’s strategy or actual or potential portfolios. These procedures are also designed to prevent the Adviser and its personnel from using pre-publication information obtained from the publishing affiliates and to assure that investment decisions for the Funds are consistent with what the Adviser believes to be in the Funds’ best interest. Additionally, the members of the Adviser’s Investment Committee provide advisory services on behalf of another affiliate, Motley Fool Wealth Management, LLC (“MFWM”), particularly for MFWM’s separately managed accounts. The advice given on behalf of MFWM, consistently with the mandates of its various strategies, may also be consistent with or opposed to the views of the Adviser in relation to the Funds and may adversely affect the prices of securities held by the Funds or the prices at which they can purchase or sell a security. MFWM and the Adviser have adopted procedures to assure that neither MFWM nor the Adviser (or their respective clients) can benefit from any informational or trading advantage over the other. A description of the Funds’ policies and procedures with respect to the disclosure of information regarding their portfolio securities and the procedures designed to minimize conflicts between the Funds, the Adviser, MFWM, and the Adviser’s publishing affiliates is contained in the statement of additional information (“SAI”).

●

Closed-End Funds Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may invest in publicly traded shares of closed-end investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) and business development companies to indirectly access particular types of investments (such as private equity investments), markets, or industry sectors in which it would otherwise be difficult or costly for the Global Opportunities Fund to invest. Shares of these companies may trade at a discount from or premium to their net asset values per share, which change from time to time and may be significant. Closed-end investment companies and business development companies incur various expenses, including investment advisory fees (which, in the case of a business development company, may be performance-based compensation). The Global Opportunities Fund will bear these expenses when it invests in such companies, which are in addition to the fees and expenses of the Global Opportunities Fund.

●

Convertible Securities Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may purchase convertible debt obligations and convertible preferred stock. The holders of these securities are entitled to exchange the securities for common stock (or other equity securities) of a company, typically at a fixed price within a specified period of time. Until conversion, the holder is entitled to interest (in the case of convertible debt) or dividends (in the case of preferred stock). These instruments have risks that are similar to debt securities because of their interest or dividend features and have risks that are similar to equity securities because of their conversion features.

59

●

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares of each Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of a Fund’s Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●

Debt Securities Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may invest in non-convertible debt securities on a temporary basis to earn income pending investment of its assets in common stocks and equity-related securities or to seek capital appreciation when the Adviser believes an issuer’s debt securities are undervalued based on its fundamental analysis. These securities include bonds and other debt obligations, including obligations issued by U.S. and foreign corporations, the U.S. government or foreign governments or their agencies, and municipal governments. The securities may pay fixed, variable, or floating rates of interest and may include zero-coupon obligations. The Global Opportunities Fund may invest in both investment grade debt securities and non-investment grade debt securities (known as high-yield bonds or junk bonds). Investment grade debt securities are those securities rated BBB or better by S&P Global Ratings or Baa or better by Moody’s Investors Service, or that are unrated and have been determined by the Adviser to be of comparable quality to these rated securities. Except during periods of adverse market or economic conditions, when the Global Opportunities Fund may assume a defensive investment position, the Global Opportunities Fund will not invest more than 15% of its net assets in non-convertible debt securities.

All debt securities are subject to certain risks. One risk is that the issuer may not be able to meet its principal or its interest-payment obligations. Another risk is that the value of debt securities generally declines as interest rates rise. The value of debt securities may also decline as a result of a change in market perception of the creditworthiness of the issuer and a change in general market liquidity. Any decline in the value of debt securities as a result of changes in credit quality or future interest rates will generally be greater for securities having longer maturities. Non-investment grade securities, especially high-yield bonds, which are speculative investments, are more sensitive to these risks, particularly credit risk. In addition, the markets for non-investment grade securities may be thinner and less active than are the markets for investment grade securities. The Global Opportunities Fund will not invest more than 10% of its net assets in non-investment grade debt securities and do not invest in debt securities that are in default as to payment of interest or principal.

●

ETF Investing Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may purchase shares of ETFs that are registered as investment companies under the 1940 Act and shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) to gain exposure to the general market, individual countries or regions, or industry sectors. The Global Opportunities Fund may use these instruments to allocate their assets to markets or industry sectors the Adviser deems attractive while it pursues investment in the securities of companies in those markets or sectors.

The Traded Funds in which the Global Opportunities Fund invests hold portfolios of investments may seek to track the performance of a particular index (or group of securities having specified characteristics) or of a “basket” of stocks from within a particular industry sector or group. Their shares are traded on securities exchanges. Traded Funds involve risks generally associated with investments in securities, including the risk that the general level of prices, or that the prices of securities within a particular sector, may increase or

60

decline and thereby affect the value of the shares of the Traded Funds. To the extent that Traded Funds incur various expenses, including investment advisory fees, the Global Opportunities Fund, when investing in Traded Funds, will bear duplicative fees and expenses, which shareholders of the Global Opportunities Fund will bear indirectly. The Global Opportunities Fund does not invest in actively managed Traded Funds.

The market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the ETF shares bought or sold. An active trading market for shares of the ETF may not develop or be maintained. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, which could also lead to variances between the market price of the ETF’s shares and the underlying value of those shares.

●

Forward Foreign Currency Contracts Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may (but are not required to) enter into forward foreign currency contracts to hedge its exposure to fluctuations in foreign exchange rates pending their purchase and sale of foreign securities. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Global Opportunities Fund to “lock in” the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligation under a forward contract.

●

Illiquid Investments Risk (only applies to Small-Cap Growth Fund). The Funds invest primarily in publicly traded securities and do not generally purchase securities that have legal or contractual restrictions on resale or that are illiquid. However, total return swaps entered into by the Fund may be illiquid. In addition, liquid securities purchased by the Fund may become illiquid because of issuer-specific events or changes in market conditions. Illiquid investments are subject to the risk that the Funds will not be able to sell the investments when desired or at favorable prices. The Fund will not purchase an illiquid investment if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

●

Initial Public Offerings (IPOs) Risk (only applies to Small-Cap Growth Fund). While the Small-Cap Growth Fund has no limit on the amount of its assets that can be invested in IPOs, seeking investments in IPOs is not part of the Fund’s principal investment strategy. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Small-Cap Growth Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

●

Legal and Regulatory Change Risk. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of a Fund’s investments and its ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on a Fund could be substantial and adverse.

●

Preferred Stock Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may invest in preferred stocks. Like common stock, preferred stock represents equity ownership interests in a company and participates in a company’s earnings. However, unlike common stocks, preferred stocks are entitled to stated dividends. These dividends are sometimes “cumulative,” which means that if previous

61

stated dividends have not been paid, the dividends payable on the preferred stock will have a priority over distributions to holders of common stock and a preference on the distribution of a company’s assets in the event of the company’s dissolution. Preferred stock may also be “participating,” which means that its holders are entitled to dividends in excess of stated dividends in certain cases. The Global Opportunities Fund does not require a minimum credit rating for its preferred stock. The Adviser considers a company’s liquidity and credit condition as well as the position of the security in the company’s capital structure in assessing preferred stock it considers for the Global Opportunities Fund. The risks of preferred stock are similar to the risks associated with common stock.

●

Real Estate Investment Trusts Risk (only applies to Global Opportunities Fund and Mid-Cap Growth Fund). The Funds may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility because of fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. Similar to regulated investment companies, REITs generally are not subject to federal income tax on income distributed to shareholders, provided they comply with certain requirements. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund indirectly bears its proportionate share of any expenses paid by a REIT in which it invests. REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

●

RIC Compliance Risk. Each Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of that Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

●

Short-Term Investments Risk (only applies to Global Opportunities Fund and Mid-Cap Growth Fund). During periods of adverse market or economic conditions, the Funds may temporarily invest all or a substantial portion of their assets in high quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, to preserve capital, the Funds would not be pursuing their stated investment objective with its usual investment strategies. The Funds may also hold these investments for liquidity purposes.

●

Total Return Swaps and Participatory Notes Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may enter into total return swaps and participatory notes to gain exposure to foreign securities markets or foreign securities that might otherwise be difficult or costly to access or purchase because of foreign regulatory restrictions or foreign tax laws. A total return swap is an individually negotiated agreement through which the Global Opportunities Fund can, in exchange for a specified fixed or floating payment, derive an investment return that is based on the investment performance of a specified index or basket of securities or that is based on changes in the price of a specific foreign security. A participatory

62

note is a financial instrument used by foreign investors to invest in a particular country’s securities. Securities brokerages in the country buy the securities, then issue to foreign investors participatory notes that derive their value from the underlying securities. Any dividends or capital gains collected from the underlying securities are passed through to the foreign investors. Use of these instruments involves various risks. These include the risks that the Global Opportunities Fund may not be able to terminate or offset their positions at the time they wish to do so or at a favorable price and that, as a result of the failure of a counterparty or legal or operational issues, the Global Opportunities Fund may not receive payments required to be made to them under the terms of a swap or participatory note. Total return swaps also may involve leverage and the related risk of loss. When the Global Opportunities Fund enter into a total return swap transaction, a segregated account consisting of cash, U.S. government securities, or liquid securities equal to the value of the swap transaction is established and maintained. The Global Opportunities Fund will not enter into a total return swap or participatory note if, as a result, the value of its positions in illiquid investments would exceed 15% of the value of the Global Opportunities Fund’s net assets, respectively.

●

Warrants and Rights Risk (only applies to Global Opportunities Fund and Mid-Cap Growth Fund). Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have the voting rights of common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities, and these instruments may cease to have value if not exercised before their expiration dates. The use of warrants and rights can increase the volatility of the Funds’ portfolio. If a Fund invests in these instruments at unfortunate times or judges market conditions incorrectly, it may incur substantial losses. Changes in the liquidity of the secondary markets in which these instruments trade can result in significant, rapid, and unpredictable changes in their prices, and these conditions could also cause losses to the Funds.

●

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “delayed-delivery” or “forward-commitment” basis to hedge against anticipated changes in interest rates or securities prices. These transactions involve a commitment by the Global Opportunities Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a when-issued, delayed-delivery, or forward-commitment basis before delivery to the Global Opportunities Fund. When-issued, delayed-delivery, and forward-commitment securities may be sold before the settlement date. If the Global Opportunities Fund dispose of the right to acquire a when-issued security before their acquisition or dispose of their right to deliver or receive against a delayed delivery or forward commitment, they may incur a gain or loss. When the Global Opportunities Fund enter into such a transaction, a segregated account consisting of cash, U.S. government securities, or liquid securities equal to the value of the when-issued, delayed-delivery, or forward-commitment transaction is established and maintained. Purchasing securities on a forward-commitment, when-issued, or delayed-delivery basis when the Global Opportunities Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Global Opportunities Fund’s net assets. There is a risk that securities purchased on a when-issued or delayed-delivery basis may not be delivered and that the purchaser of securities sold by the Global Opportunities Fund on a forward basis will not honor its purchase obligation. In these cases, the Global Opportunities Fund may incur a loss.

Disclosure of Portfolio Holdings

Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through the Funds’ website located at www.fooletfs.com and may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

63

Management of the Funds

The Board of The RBB Fund, Inc. (the “Company”), of which each Fund is a series, is responsible for supervising the operations and affairs of the Funds. The Adviser is responsible for the daily management and administration of each Fund’s operations.

Investment Adviser

The Adviser is a wholly owned subsidiary of Motley Fool Investment Management, LLC, a subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC (“TMF”), which publishes investment information and analysis across a wide range of media, including investment-newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner. The Adviser is located at 2000 Duke Street, Suite 300, Alexandria, Virginia 22314.

The Adviser is a separate legal entity and all discretionary asset management services for the Funds are made independently by portfolio managers at the Adviser. Neither Messrs. David Gardner or Tom Gardner, nor any TMF analyst is involved in the investment decision-making or daily operations of the Adviser. With respect to its actively-managed Funds, the Adviser does not attempt to track any TMF services and, as such, actively-managed Funds may diverge completely from TMF’s services.

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with each Fund’s investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of investment advisory agreements between the Company and the Adviser (each, an “Advisory Agreement” and together, the “Advisory Agreements”). Under the terms of the Advisory Agreements, each Fund pays a unitary management fee that is computed and paid monthly based on each Fund’s average daily net assets. From the unitary management fees, the Adviser pays most of the expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under each Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Adviser receives an advisory fee from each Fund at an annual rate of each Fund’s average daily net assets as indicated in the following table under the “Contractual Advisory Fee” heading. For the fiscal year ended August 31, 2025, the Adviser received an advisory fee as indicated under the “Actual Advisory Fee Received” column.

	Contractual Advisory Fee as of the fiscal year ended 8/31/25	Actual Advisory Fee Received for fiscal year ended 8/31/25
Fool 100 Fund	0.50%	0.50%
Global Opportunities Fund	0.85%	0.85%
Mid-Cap Growth Fund	0.85%	0.85%
Small-Cap Growth Fund	0.85%	0.85%
Next Fund	0.50%	0.50%
Capital Efficiency Fund	0.50%	0.50%

A discussion regarding the Board’s approval of the Advisory Agreement between the Adviser and the Company on behalf of each Fund, including the factors the Board considered with respect to its approval, is available in the Funds’ annual financial statements dated August 31, 2025.

64

The Adviser’s Investment Management Team

Motley Fool 100 Index ETF

Anthony L. Arsta, CFA®, William H. Mann III, and Charles L. Travers, Jr., are the Fool 100 Fund’s portfolio managers and they each are responsible for the portfolio management decisions for the Fool 100 Fund’s assets.

Motley Fool Global Opportunities ETF

Anthony L. Arsta, CFA®, William H. Mann III, Shelby McFaddin, CFA®, Michael J. Olsen, CFA®, and Nathan G. Weisshaar, CFA® are the Global Opportunities Fund’s portfolio managers and they each are responsible for the portfolio management decisions for the Global Opportunities Fund’s assets.

Motley Fool Mid-Cap Growth ETF

Anthony L. Arsta, CFA®, T.J. Piggott, CFA®, and Nathan G. Weisshaar, CFA®, serve as the portfolio managers to the Mid-Cap Growth Fund and are each responsible for the portfolio management decisions for the Mid-Cap Growth Fund’s assets.

Motley Fool Small-Cap Growth ETF

Anthony L. Arsta, CFA®, Charles L. Travers, Jr., and Nathan G. Weisshaar, CFA® serve as portfolio managers to the Small-Cap Growth Fund and they are each responsible for the portfolio management decisions for the Small-Cap Growth Fund’s assets.

Motley Fool Next Index ETF

Anthony L. Arsta, CFA®, William H. Mann III, and Charles L. Travers, Jr., and serve as portfolio managers to the Next Fund and they each are responsible for the portfolio management decisions for the Next Fund’s assets.

Motley Fool Capital Efficiency 100 Index ETF

Anthony L. Arsta, CFA®, Ayal Cusner, CFA®, William H. Mann III, Nathan Ronci, CFA®, and Charles L. Travers, Jr. serve as portfolio managers to the Capital Efficiency Fund and they each are responsible for the portfolio management decisions for the Capital Efficiency Fund’s assets.

Anthony L. Arsta, CFA®

Tony Arsta is the Chief Investment Officer and a Portfolio Manager at the Adviser, having served in those roles since 2025 and 2009, respectively. Mr. Arsta serves as a Portfolio Manager for the Motley Fool 100 Index ETF, the Motley Fool Global Opportunities ETF, the Motley Fool Mid-Cap Growth ETF, the Motley Fool Small-Cap Growth ETF, the Motley Fool Next Index ETF and the Motley Fool Capital Efficiency 100 Index ETF. As Chief Investment Officer of the Adviser, Mr. Arsta is responsible for leading the investment team, maintaining the Adviser’s investment philosophy, and managing client assets. He joined The Motley Fool, LLC in 2008 and contributed his writing and analysis to several Foolish newsletter services. Mr. Arsta complements his quality growth at a reasonable price investing focus with applications of statistical analysis and investor psychology. He earned his M.B.A. with distinction from DePaul University, with a concentration in finance, and also holds a B.S. in computer science from the University of Wisconsin, Madison. Mr. Arsta holds the Chartered Financial Analyst designation and is a member of the CFA Society Colorado.

Ayal Cusner, CFA®

Ayal Cusner is the Head of Investing Product and a Portfolio Manager at the Adviser, having served in those roles since 2025. He previously served as a quantitative analyst at the Adviser since 2024. Mr. Cusner serves as a Portfolio Manager for the Motley Fool Capital Efficiency 100 Index ETF. As Head of Investing Product, Mr. Cusner is responsible for creating new investment solutions, crafting product strategy, and monitoring portfolio investment risk. He also serves a functional role as a Quantitative Analyst, researching broad-based equity signals and working closely with the Adviser’s software development team to systematize investment activities. He joined

65

the Adviser in 2024 after more than five years at The Motley Fool, LLC where he served as The Motley Fool, LLC’s Member Success Lead in Automation and Investing AI prior to overseeing the Investing Intelligence team for two years. Mr. Cusner also managed The Motley Fool, LLC’s Showdown ’22 Quant portfolio as Lead Advisor and developed many proprietary models and algorithms including The Motley Fool, LLC’s Quant:5Y crowdsourced scoring system. Prior to joining The Motley Fool, LLC, Mr. Cusner was a Senior Associate at Strategic Investment Group, where he spent seven years supporting quantitative research and trading operations of an equity market-neutral hedge fund while contributing to the firm’s core multi-asset outsourced CIO business efforts. Earlier in his career, he worked as an Analytics Senior Consultant at Booz Allen Hamilton, where he specialized in the Financial Services and Health Care sectors. Mr. Cusner graduated from Washington University in St. Louis with B.S. degrees in Biomedical Engineering and Chemical Engineering. He holds an M.S. in Finance from Washington University’s Olin Business School and is currently completing his Ph.D. in Economics at George Mason University. Mr. Cusner holds the Chartered Financial Analyst designation and is a member of the CFA Society Washington, D.C.

William H. Mann III

Bill Mann is the Chief Investment Strategist and a Portfolio Manager at the Adviser, having served in those roles since 2025. Mr. Mann previously served as the Chief Investment Officer of the Adviser from 2008-2017. Mr. Mann serves as a Portfolio Manager for the Motley Fool 100 Index ETF, the Motley Fool Global Opportunities ETF, the Motley Fool Next Index ETF and the Motley Fool Capital Efficiency 100 Index ETF. As Chief Investment Strategist of the Adviser, Mr. Mann is responsible for leading the overall fund strategy for the Adviser, communicating on behalf of the investment team and maintaining the Adviser’s investment philosophy. Mr. Mann rejoined the Adviser in 2025 in his current role. He has held various roles within the investing teams of The Motley Fool, LLC, having originally been hired as a co-manager of Motley Fool’s Rule Makers in 1999, and has been a senior analyst for The Motley Fool, LLC’s Hidden Gems, Global Gains, Global Partners and Value Hunters investing services. From 2020-2024 he served as the host of The Motley Fool, LLC’s Morning Show. Prior to his time at The Motley Fool, LLC, Mr. Mann was a principal at Denwa Communications, an alternative telecommunications provider, as well as a policy analyst for the Japan Electric Power Information Center, an office within Japan’s Ministry of Economy, Trade and Industry. He is a graduate of American University, where he received a B.A. in International Service.

Shelby McFaddin, CFA®

Shelby McFaddin is a Portfolio Manager and Investment Analyst at the Adviser, having served in those roles since 2025 and 2021, respectively. Ms. McFaddin serves as a Portfolio Manager for the Motley Fool Global Opportunities ETF. Ms. McFaddin’s experience spans a range of equity analysis and investment strategies, with a strong focus on identifying growth opportunities. She has appeared on several live broadcast media networks including Bloomberg, CNBC, Fox Business Network, and Quartz, discussing her insights on the market. Prior to joining the Adviser, Ms. McFaddin was a Senior Public Equity Analyst at Strategic Investment Group, a leading OCIO firm, where she served institutional clients. She is a graduate of George Washington University, holding B.A.s in Economics and International Affairs. Ms. McFaddin holds the Chartered Financial Analyst designation and is a member of the CFA Society Washington, D.C.

Michael J. Olsen, CFA®

Michael Olsen is a Portfolio Manager and Investment Analyst at the Adviser, having served in those roles since 2020 and 2019, respectively. Mr. Olsen serves as a Portfolio Manager for the Motley Fool Global Opportunities ETF. Prior to joining the Adviser, Michael worked for The Motley Fool, LLC since 2005, where he most recently served as advisor for its dividend-oriented stock-picking products and co-advisor on Motley Fool Champion Shares PRO, a UK-focused investment service. Previously, he worked as an analyst on The Motley Fool, LLC’s international, small-cap, and value newsletters, among others. Although his experience is diverse, Mr. Olsen’s investment approach is singularly focused – buying high-quality enterprises at reasonable prices. Earlier in his career, he worked at the Corporate Executive Board (now Gartner), a D.C. based consulting firm. He is a graduate of the University of Richmond, where he earned a degree in business administration with a finance concentration. Mr. Olsen holds the Chartered Financial Analyst designation and is a member of the CFA Society Washington, D.C.

66

Theodore J. Piggott, CFA®

T.J. Piggott is a Portfolio Manager and Investment Analyst at the Adviser, having served in those roles since 2025 and 2023, respectively. Mr. Piggott serves as a Portfolio Manager for the Motley Fool Mid-Cap Growth ETF. Prior to joining the firm, he served as a Senior Analyst for The Motley Fool LLC, contributing to the premium newsletter services Cloud Disruptors and SaaS Superstars. Prior to that, he served as the Director of Trading for Motley Fool Wealth Management, LLC. Mr. Piggott has a focus on tech and tech-enabled growth companies. Earlier in his career, he worked in wealth management at Morgan Stanley Smith Barney, where he served as a Portfolio Management Associate and Financial Advisor, and at RBC as an Investment Associate, gaining comprehensive experience in portfolio construction, investment advisory services, and client relationship management. He is a graduate from Roanoke College, where he earned a Bachelor of Business Administration. Mr. Piggott holds the Chartered Financial Analyst Designation and is a member of the CFA Society Washington, D.C.

Nathan Ronci, CFA®

Nathan Ronci is the Head of Quantitative Investing and a Portfolio Manager at the Adviser, having served in those roles since 2025. He previously served as a quantitative analyst at the Adviser since 2024. Mr. Ronci serves as a Portfolio Manager for the Motley Fool Capital Efficiency 100 Index ETF. As Head of Quantitative Investing, Mr. Ronci oversees research, model design, and portfolio and risk management for the Adviser’s product lineup. He joined the Adviser in 2024 after three years at The Motley Fool, LLC where he served as a Quantitative Analyst, leading The Motley Fool, LLC’s equity index unit and contributing to research and portfolio management for several recommendation services. Prior to joining The Motley Fool, LLC, Mr. Ronci was a Quantitative Analyst at Kabouter Management where he spent seven years in quantitative research and trading functions, primarily in international Small- and Micro-Cap equities, and created All- and Small-Cap systematic international equity strategies. Mr. Ronci graduated from the University of Nebraska - Lincoln with a B.S. in Finance. Mr. Ronci holds the Chartered Financial Analyst designation and is a member of the CFA Society San Francisco.

Charles L. Travers Jr.

Charly Travers is a Portfolio Manager and Investment Analyst at the Adviser, having served in those roles since 2023. Mr. Travers serves as a Portfolio Manager for the Motley Fool Small-Cap Growth ETF, the Motley Fool 100 Index ETF, the Motley Fool Next Index ETF, and the Motley Fool Capital Efficiency 100 Index ETF. Prior to that, he was a portfolio manager with 1623 Capital LLC, a former affiliate of the Adviser, from 2020 to 2022 where he managed a long-short hedge fund strategy. Mr. Travers was previously a portfolio manager at The Adviser from 2014 to 2020 and was an equity research analyst at The Motley Fool, LLC from 2005 to 2014. Mr. Travers focuses on identifying companies that have opportunities to reinvest their profits and earn high returns on capital. He has experience analyzing companies in a wide range of industries. On joining The Motley Fool, LLC in 2005, Mr. Travers contributed research on biotechnology companies to Motley Fool Rule Breakers. He subsequently became an associate advisor for the Motley Fool Million Dollar Portfolio and was one of the founding advisors on Motley Fool Share Advisor, a newsletter product for the U.K. market. He earned his B.A. in psychology from Illinois Wesleyan University and also holds an M.S. in pharmacological and physiological sciences from St. Louis University.

Nathan G. Weisshaar, CFA®

Nate Weisshaar is a Portfolio Manager and Investment Analyst at the Adviser, having served in those roles since 2014. Mr. Weisshaar serves as a Portfolio Manager for the Motley Fool Global Opportunities ETF, the Motley Fool Mid-Cap Growth ETF, and the Motley Fool Small-Cap Growth ETF. Mr. Weisshaar has a particular interest in international and banking stocks. After joining The Motley Fool, LLC in 2007 as an equity research analyst for Motley Fool Global Gains and several other newsletters, Mr. Weisshaar subsequently became a co-advisor on Motley Fool Champion Shares PRO and Motley Fool Share Advisor, The Motley Fool, LLC’s newsletter products for the UK market, while living in London from 2011 to 2014. After graduating from the University of Arizona with a B.S. in finance, Mr. Weisshaar worked as a banking consultant at United Bankers Bank in Minnesota. Mr. Weisshaar holds the Chartered Financial Analyst designation and is a member of the CFA Society Washington, D.C.

67

The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by them, and their ownership of Shares of the Funds.

How to Buy and Sell Shares

Each Fund issues and redeems its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on an Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling a Fund’s Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning a Fund’s Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of a Fund’s Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Funds are neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of a Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current Fund portfolios at a particular point in time. The IIV should not be viewed as a “real-time” update of a Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

68

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or loses. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. In addition, the Funds reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for a Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board.

Fair Value Pricing

If market quotations are unavailable or deemed unreliable by the Funds’ administrator, in consultation with the Adviser, securities will be fair valued by the Adviser, as the Funds’ valuation designee (the “Valuation Designee”), in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments. In addition, fair value pricing could result in a difference between the prices used to calculate each Fund’s NAV and the prices used by the respective Index. For example, this may result in a difference between the Fool 100 Fund’s performance and the performance of the Fool 100 Index. The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Dividends, Distributions, and Taxes

Dividends and Distributions

Each Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of a Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

69

Taxes

Each Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

As with any investment, you should consider how your investment in shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are “United States persons” (within the meaning of the Code) holding Shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares of a Fund is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell your shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income (as discussed below). Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares of a Fund. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares of a Fund.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both such Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by such Fund from U.S. corporations, provided holding period and other requirements are met by both such Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities, if any.

If a Fund were to retain any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Each Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

70

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Funds.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of Shares of a Fund). Income from U.S. treasury securities are generally exempt from state and local taxes. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares of a Fund). Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your Shares.

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold

For federal income tax purposes, any gain or loss realized upon a sale of Shares of a Fund generally is treated as a capital gain or loss and as a long-term capital gain or loss if those Shares have been held for more than 12 months and as a short-term capital gain or loss if those Shares have been held for 12 months or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid or undistributed capital gains deemed paid with respect to such Shares of a Fund. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired (or the shareholder enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Shares. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of Shares of a Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the Shares.

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

Properly reported distributions by a Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by a Fund in respect of such Fund’s “qualified net interest income” (i.e., such Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by a Fund in connection with such Fund’s “qualified short-term gains” (generally, the excess of such Fund’s net short-term capital gains over such Fund’s long-term capital losses for such tax year). However, depending on the circumstances, a Fund may report all, some or none of such Fund’s potentially eligible

71

distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

If a Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by such Fund on deemed capital gain distributions.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of Shares in a Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on Capital Gain Dividends from a Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from such Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Each Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in any of the Funds.

Backup Withholding

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares of a Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Company on behalf of each Fund has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of any of the Funds and if, pursuant to Section 351 of the Code, any of the Funds would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of a Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the Shares comprising the Creation Units as capital assets, and otherwise

72

will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains).

However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of a Fund are acquired (or the AP enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind, which would generally not give rise to a taxable gain or loss for a Fund. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on a Fund’s distributions and sales of Shares of a Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of the Funds under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

Distribution

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Additional Considerations

Payments to Financial Intermediaries

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may pay intermediaries, including affiliates of the Adviser, for the sale of Fund Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Shares of a Fund available to their customers generally and in investment programs. The Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Funds.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares of the Funds, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds and other ETFs.

73

Premium/Discount Information

Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available, free of charge, on the Funds’ website at www.fooletfs.com/resources.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

Additional Information

The Funds enter into contractual arrangements with various parties, including among others the Funds’ investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase Shares of a Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

74

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the period of its operations. The financial performance presented for the Global Opportunities Fund and Mid-Cap Growth Fund reflects the financial history of the Institutional Class shares of the MFAM Global Opportunities Fund and MFAM Mid-Cap Growth Fund, respectively (each, a “Predecessor Fund”). Each of the Global Opportunities Fund and Mid-Cap Growth Fund are the accounting successor to its corresponding Predecessor Fund as a result of a reorganization of the Predecessor Fund into the respective Fund following the close of business on December 10, 2021. Certain information reflects financial results for a single Fund Share. Total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, the independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual financial statements on Form N-CSR, which is available upon request.

Motley Fool 100 Index ETF	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$55.03	$41.55	$33.99	$42.16	$33.67
INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.13	0.13	0.08	0.05
Net realized and unrealized gain (loss) on investments(b)	12.33	13.41	7.57	(8.15)	8.59
Total from investment operations	12.44	13.54	7.70	(8.07)	8.64
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.06)	(0.14)	(0.02)	(0.10)
Net realized gains	(0.15)	—	—	(0.08)	(0.05)
Total distributions	(0.25)	(0.06)	(0.14)	(0.10)	(0.15)
Net asset value, end of year	$67.22	$55.03	$41.55	$33.99	$42.16
TOTAL RETURN	22.63%	32.61%	22.71%	(19.18)%	25.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$1,641,816	$969,885	$549,523	$417,269	$528,011
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	0.18%	0.27%	0.37%	0.20%	0.15%
Portfolio turnover rate(c)	31%	24%	6%	15%	23%

(a)	Net investment income per share has been calculated based on average share outstanding during the years.
(b)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)	Portfolio turnover rate excludes in-kind transactions.

75

Motley Fool Global Opportunities ETF	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,
	2025	2024	2023	2022	2021
PER SHARE DATA
Net asset value, beginning of period	$31.36	$27.35	$24.75	$37.03	$30.17
INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.51	0.15	0.11	0.30	(0.05)
Net realized and unrealized gain (loss) on investments(b)	2.68	5.36	2.65	(10.00)	9.03
Total from investment operations	3.19	5.51	2.76	(9.70)	8.98
LESS DISTRIBUTION FROM:
Net investment income	(0.12)	(0.10)	(0.06)	(077)	—
Net realized gains	(3.83)	(1.40)	(0.10)	(1.81)	(2.12)
Total distributions	(3.95)	(1.50)	(0.16)	(2.58)	(2.12)
Redemption fee per share	0.00 (c)	—	—	—	—
Net asset value, end of year	$30.60	$31.36	$27.35	$24.75	$37.03
TOTAL RETURN	10.59%	21.00%	11.24%	(27.61)%	30.86%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$401,374	$440,462	$429,966	$433,652	$181,509
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.85%	0.85%	0.85%	0.88%	0.98%
After expense reimbursement/recoupment	0.85%	0.85%	0.85%	0.87%	0.95%
Ratio of net investment income (loss) to average net assets	1.69%	0.51%	0.45%	1.08%	(0.16)%
Portfolio turnover rate(d)	15%	38%	4%	14%	12%

(a)	Net investment income per share has been calculated based on average outstanding during the years.
(b)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)	Amount represents less than $0.005 per share.
(d)	Portfolio turnover rate excludes in-kind transactions.

76

Motley Fool Mid-Cap Growth ETF	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,
	2025	2024	2023	2022	2021
PER SHARE DATA
Net asset value, beginning of year	$28.54	$24.62	$22.68	$33.20	$29.79
Net investment income(loss)(a)	(0.02)	0.02	0.07	(0.04)	(0.09)
Net realized and unrealized gain/(loss) on investments(b)	1.65	4.54	1.87	(8.38)	6.90
Net increase/(decrease) in net assets resulting from operations	1.63	4.56	1.94	(8.42)	6.81
LESS DISTRIBUTION FROM:
Net investment income	(0.02)	(0.06)	—	—	—
Net realized gains	(4.17)	(0.58)	—	(2.10)	(3.40)
Total distributions	(4.19)	(0.64)	—	(2.10)	(3.40)
Net asset value, end of year	$25.98	$28.54	$24.62	$22.68	$33.20
TOTAL RETURN	5.22%	18.95%	8.58%	(26.66)%	24.38%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$174,495	$203,139	$194,346	$209,044	$54,460
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.85%	0.85%	0.85%	0.90%	0.95%
After expense reimbursement/recoupment	(0.06)%	0.08%	0.29%	(0.17)%	(0.30)%
Portfolio turnover rate(c)	33%	31%	18%	2%	15%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)	Portfolio turnover rate excludes in-kind transactions.

77

Motley Fool Small-Cap Growth ETF	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$32.60	$29.14	$25.18	$40.73	$32.59
INVESTMENT OPERATIONS
Net investment income(loss)(a)	0.01	(0.04)	0.04	(0.15)	(0.19)
Net realized and unrealized gain(loss) on investments(b)	3.34	3.50	4.00	(14.53)	10.48
Total from investment operations	3.35	3.46	4.04	(14.68)	10.29
Net realized gains	—	—	(0.08)	(0.87)	(2.15)
Total distributions	—	—	(0.08)	(0.87)	(2.15)
Net asset value, end of year	$35.95	$32.60	$29.14	$25.18	$40.73
TOTAL RETURN	10.26%	11.87%	16.13%	(36.66)%	32.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$79,088	$78,249	$72,855	$78,050	$189,382
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income(loss) to average net assets	0.03%	(0.16)%	0.15%	(0.46)%	(0.51)%
Portfolio turnover rate(c)	40%	30%	62%	11%	21%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)	Portfolio turnover rate excludes in-kind transactions.

78

Motley Fool Next Index ETF	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE Period ENDED AUGUST 31,
	2025	2024	2023	2022(a)
PER SHARE DATA:
Net asset value, beginning of period	$18.16	$15.77	$15.02	$20.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.01	0.02	0.02	0.03
Net realized and unrealized gain(loss) on investments(c)	3.26	2.40	0.76	(5.01)
Total from investment operations	3.27	2.42	0.78	(4.98)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	—	—	—
Net realized gains	—	(0.03)	(0.03)	—
Total distributions	(0.01)	(0.03)	(0.03)	—
Net asset value, end of period	$21.42	$18.16	$15.77	$15.02
TOTAL RETURN(d)	18.03%	15.31%	5.21%	(24.88)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$33,202	$24,515	$29,183	$32,678
Ratio of expenses to average net assets(e)	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets(e)	0.04%	0.13%	0.15%	0.26%
Portfolio turnover rate(d)(f)	27%	18%	27%	11%

(a)	Inception date of the Fund was December 30, 2021.
(b)	Net investment income per share had been calculated based on average shares outstanding during the periods.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate excludes in-kind transactions.

79

Motley Fool Capital Efficiency 100 Index ETF	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE Period ENDED AUGUST 31,
	2025	2024	2023	2022(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.58	$19.12	$15.37	$20.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.06	0.10	0.09	0.05
Net realized and unrealized gain(loss) on investments(c)	3.00	6.45	3.72	(4.68)
Total from investment operations	3.06	6.55	3.81	(4.63)
LESS DISTRIBUTION FROM:
Net investment income	(0.06)	(0.09)	(0.06)	—
Net realized gains	(0.05)	—	—	—
Total distributions	(0.11)	(0.09)	(0.06)	—
Net asset value, end of period	$28.53	$25.58	$19.12	$15.37
TOTAL RETURN(d)	11.98%	34.44%	24.81%	(23.13)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$103,405	$47,326	$22,460	$20,754
Ratio of expenses to average net assets(e)	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income(loss) to average net assets(e)	0.23%	0.43%	0.53%	0.50%
Portfolio turnover rate(d)(f)	33%	35%	25%	17%

(a)	Inception date of the Fund was December 30, 2021.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate excludes in-kind transactions.

80

(This Page Intentionally Left Blank.)

For More Information

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during their most recently completed fiscal year.

Statement of Additional Information

The SAI dated December 31, 2025 provides more details about the Funds and their policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semiannual and annual reports. To obtain a free copy of the SAI, semiannual or annual reports or if you have questions about the Funds:

By Internet

Go to www.fooletfs.com.

By Telephone

Call 1-703-302-1100 or your securities dealer.

From the SEC

Information about the Funds (including the SAI) and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-05518

Motley Fool 100 Index ETF

(Cboe BZX: TMFC)

Motley Fool Global Opportunities ETF

(Cboe BZX: TMFG)

Motley Fool Mid-Cap Growth ETF

(Cboe BZX: TMFM)

Motley Fool Small-Cap Growth ETF

(Cboe BZX: TMFS)

Motley Fool Next Index ETF

(Cboe BZX: TMFX)

Motley Fool Capital Efficiency 100 Index ETF

(Cboe BZX: TMFE)

Each a series of The RBB Fund, Inc.

2000 Duke Street, Suite 300
Alexandria, VA 22314

Statement of

Additional Information

Dated

December 31, 2025

Motley Fool 100 Index ETF (the “Fool 100 Fund”), Motley Fool Global Opportunities ETF (the “Global Opportunities Fund”), Motley Fool Mid-Cap Growth ETF (the “Mid-Cap Growth Fund”), Motley Fool Small-Cap Growth ETF (the “Small-Cap Growth Fund”), Motley Fool Next Index ETF (the “Next Fund”) and Motley Fool Capital Efficiency 100 Index ETF (the “Capital Efficiency Fund”) (each a “Fund” and together the “Funds” or “Motley Fool Funds”) are each series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

Motley Fool Asset Management, LLC (the “Adviser” or “Motley Fool”) serves as the investment adviser to the Funds.

Information about the Funds is set forth in the prospectus dated December 31, 2025 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Funds’ annual and semi-annual reports, please call 1-703-302-1100. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and the Company, and it should be read in conjunction with the Prospectus and the Fund’s annual report on Form N-CSR for the fiscal year ended August 31, 2025 (“Annual Report”).

Fund History	1
Investment Policies and Practices	1
Investment Restrictions	11
Exchange Listing and Trading	13
Management of the Company	13
Code of Ethics	21
Principal Holders	21
Investment Advisory Agreement	21
Portfolio Managers	22
Underwriter	26
Purchase and Redemption of Creation Units	27
Portfolio Holdings Information	31
Determination of Net Asset Value	32
Dividends, Distributions, and Taxes	33
Portfolio Transactions and Brokerage	34
Proxy Voting Procedures	36
Payments To Financial Intermediaries	37
Additional Information Concerning Company Shares	38
General Information	38
Financial Statements	40
Appendix A	A- 1

FUND HISTORY

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares of the Funds.

The investment objective of the Fool 100 Fund is to seek investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool 100 Index (the “Fool 100 Index”). The Fool 100 Index was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of the Adviser.

The investment objective of the Global Opportunities Fund is to achieve long-term capital appreciation.

The investment objective of the Mid-Cap Growth Fund is to achieve long-term capital appreciation.

The investment objective of the Small-Cap Growth Fund is to achieve long-term capital appreciation.

The investment objective of the Next Fund is to seek investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Next Index (the “Next Index”). The Next Index was developed by The Motley Fool.

The investment objective of the Capital Efficiency Fund is to seek investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Capital Efficiency 100 Index) (the “Capital Efficiency Index”). The Capital Efficiency Index was developed by The Motley Fool.

Each Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit”). Each Fund also generally offers and issues shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of each Fund are listed on the Cboe BZX Exchange, Inc. (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the shares’ NAVs. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of at least 25,000 Shares.

Shares of each Fund may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. Each Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

Effective December 10, 2021, in connection with a reorganization, the Global Opportunities Fund and Mid-Cap Growth Fund assumed the assets and liabilities of its predecessor fund as shown in the following table:

Predecessor Fund	Fund
MFAM Global Opportunities Fund	Motley Fool Global Opportunities ETF
MFAM Mid-Cap Growth Fund	Motley Fool Mid-Cap Growth ETF

All historical financial information and other information contained in this SAI relating to the Global Opportunities Fund and the Mid-Cap Growth Fund for periods prior to the closing of the Reorganization is that of the predecessor MFAM Global Opportunities Fund (“Predecessor Global Opportunities Fund”) and the predecessor MFAM Mid-Cap Growth Fund (“Predecessor Mid-Cap Growth Fund” and together with the Predecessor Global Opportunities Fund, the “Predecessor Funds”), respectively.

Other than the Global Opportunities Fund and the Mid-Cap Growth Fund, the Funds are non-diversified series of the Company.

INVESTMENT POLICIES AND PRACTICES

Each Fund’s investment objective and principal investment strategies is described in the Prospectus. The sections below describe some of the different types of investments that may be made by each Fund as part of its non-principal investment strategy. The following information supplements, and should be read in conjunction with, the Prospectus.

With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

1

Types of Equity Securities

In addition to common stock, the equity securities that the Fool 100 Fund, Global Opportunities Fund, Small-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund may purchase include preferred and convertible preferred stocks, and securities having equity characteristics, such as rights, warrants, and convertible debt securities. The Mid-Cap Growth Fund may invest in securities having equity characteristics, such as rights and warrants. Preferred stocks represent equity ownership interests in a corporation and participate in the corporation’s earnings through dividends that the corporation may declare. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if previous stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend, in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities.

Convertible Securities

The Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund may purchase convertible securities. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have an “investment value,” which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes are based on prevailing interest rates and other factors. They also have a “conversion value,” which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value because of the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security’s price, when price is influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered, because prices change, and, as a result, the ability to achieve capital appreciation through conversion may never occur.

Derivative Investments

As part of their non-principal investment strategies, the Funds may use certain derivative instruments in connection with their investment activities. Described below are the types of derivatives in which the Funds may invest, as well as information regarding the risks associated with Funds’ use of derivatives.

Derivatives, Generally

The Global Opportunities Fund and Mid-Cap Growth Fund may invest in derivatives for a variety of reasons, including to gain access to certain securities, to provide a substitute for purchasing or selling particular securities, to hedge currency risk, or to seek capital appreciation. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Funds’ portfolio as a whole. Derivatives may permit the Funds to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed, in much the same way as the Funds can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities or currencies. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Funds’ performance.

Derivatives may be purchased on established exchanges or over the counter (“OTC”) through privately negotiated transactions. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce settlement risks. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the Funds. OTC derivatives are less liquid than exchange-traded derivatives, since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Variable rate and floating-rate securities may also be considered a type of derivative.

To the extent a Fund invests in derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”), it will do so in accordance with Regulation 4.5 under the Commodity Exchange Act (“CEA”). The Company, on behalf of the Funds, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA, and the regulations of the CFTC promulgated thereunder, with respect to the Funds’ operation. The Company is not subject to registration or regulation as a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion and may subject advisers to mutual funds to regulation by the CFTC. Although the Company has concluded that the Funds should be able to operate within the exclusion from CFTC regulation, there is no certainty that the Funds or the Company will be able to continue to rely on an exclusion from CFTC regulation in the future. The Funds may determine not to use investment strategies that trigger CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a Fund operates subject to CFTC regulation, it may incur additional expenses.

2

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Funds have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which a Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Forward Foreign Currency Contracts

The Global Opportunities Fund is authorized to enter into forward foreign currency contracts. These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in an equity or fixed-income security of a foreign issuer (a “foreign security”), the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received (“transaction hedging”), or during the time the Fund holds the foreign security (“position hedging”). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions precludes the opportunity for gain if the value of the hedged currency should rise. The Fund will not speculate in forward currency contracts. If the Fund enter into a position-hedging transaction, which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Company’s custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Funds’ commitments with respect to such contracts. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates.

Warrants and Rights

The Global Opportunities Fund and Mid-Cap Growth Fund may invest in warrants and rights. These securities are forms of derivative instruments that have equity-like characteristics. Warrants are instruments that give the Funds the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than is the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than are the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised before the expiration date. These factors may make warrants more speculative than other types of investments. Rights are similar to warrants but normally have a short duration (usually two to four weeks) and are distributed directly by the issuer to its existing shareholders.

Total Return Swaps and Participatory Notes

The Global Opportunities Fund may enter into total return swaps and participatory notes, which are very similar to swaps but specific to a particular foreign market. A swap is a contract under which two parties agree to make payments to each other based on specified interest rates or the value of an index or other instrument, applied to a stated or “notional” amount. The Fund may use total return swaps and participatory notes to increase its investment exposure to particular foreign securities markets and foreign securities. These instruments are subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk, and operations risk. In addition, they can involve significant economic leverage and risks of loss.

Diversification

As a “diversified” investment company, each of the Global Opportunities Fund and Mid-Cap Growth Fund, with respect to 75% of its total assets, must limit its investment in the securities of any single issuer to not greater than 5% of the value of the Funds’ total assets and to not more than 10% of the outstanding voting securities of such issuer (except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies). However, to limit the risks associated with highly concentrated holdings, it is each Fund’s current policy (which may be changed by the Board of Directors of the Company (the “Board”)) not to invest more than 5% of the value of its total assets in the securities of any one issuer. Each of the Global Opportunities Fund and Mid-Cap Growth Fund also intends to satisfy the diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies.

3

Exchange-Traded Funds and Other Similar Instruments

The Fool 100 Fund, Global Opportunities Fund, Small-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund may purchase shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”). Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at NAV in large blocks (typically at least 25,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The Fool 100 Fund, Global Opportunities Fund, Next Index Fund and Capital Efficiency Fund do not invest in actively managed Traded Funds.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly based portfolio of stocks, including risks that the general level of stock prices may decline and thereby adversely affect the value of each unit of the Traded Fund. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider the expenses associated with an investment in determining whether to invest in a Traded Fund.

Foreign Custody Risk

The Global Opportunities Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Global Opportunities Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Securities

The Global Opportunities Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less developed countries.

The purchase of securities denominated in foreign currencies will subject the value of the Fund’s investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Fund will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases, they may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of the Funds’ total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks. See “DERIVATIVE INVESTMENTS — Options on Foreign Currency” and “INVESTMENT POLICIES AND PRACTICES — Forward Contracts.”

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. NVDRs are listed securities through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in proxy voting if the company solicits votes from shareholders. Investments in NVDRs involve certain risks unique to foreign investments. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily have the same currency denomination as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as do other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

4

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and the EU signed the Trade and Cooperation Agreement (“TCA”) on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. At this time, the impact of Brexit cannot be predicted, however, market disruption in the EU and globally may have a negative effect on the value of the Funds’ investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Funds’ investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Funds’ investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Funds from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Funds’ ability to achieve their investment objectives, prevent the Funds from receiving payments otherwise due, increase diligence and other similar costs to the Funds, render valuation of affected investments challenging, or require the Funds to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Funds’ performance with respect to such investments, and thus the Funds’ performance as a whole.

Each of the Fool 100 Fund, Global Opportunities Fund, Mid-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund may invest a portion of its total assets in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies’ equity securities. Such situations could include, among other developments, a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, a reorganization, or the sale of a division; the spinoff of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated event does not occur or if a proposed transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price the Fund paid.

In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately following the announcement of the situation. However, the increased market price of these securities may nonetheless represent a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or, as well as the dynamics of the business climate when the offer or proposal is in progress.

The Fool 100 Fund, Global Opportunities Fund, Mid-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund’s special corporate situation investments may tend to increase its portfolio turnover ratio and thereby increase brokerage commissions and other transaction expenses. However, the Adviser attempts to select investments of the type described that, in its view, also have a reasonable prospect of significant capital appreciation over the long term.

5

Types of Fixed-Income Securities

The Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund may invest in bonds and other types of debt obligations of U.S. issuers. Fixed-income securities purchased by the Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by S&P Global Ratings (“S&P”) and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. A description of the ratings that the Adviser deems most relevant to the Fund is set forth in Appendix A to this SAI. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of the Fund. Subsequent to the purchase of a fixed-income security by the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

Zero-Coupon Securities

Fixed-income securities purchased by the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund may include zero-coupon securities. These securities do not pay any interest until maturity, and for this reason, zero-coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than would ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero-coupon security to accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment that year.

Variable- and Floating-Rate Securities

Fixed-income securities purchased by the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund may also include variable- and floating-rate securities. The interest rates payable on these securities are adjusted either at pre-designated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Fool 100 Fund may demand prepayment of the principal amount before the stated maturity (a “demand feature”) and the right of an issuer to prepay the principal amount before maturity. One benefit of variable- and floating-rate securities is that because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.

Non-Investment-Grade Debt Securities

As discussed in the Prospectus, the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund may invest in both investment-grade and non-investment-grade debt securities (including high-yield bonds). Non-investment-grade debt securities (typically called “junk bonds”) are securities considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Companies that issue these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities, because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, each of the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as is the secondary market for higher-grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield, as well as on the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its NAV. Adverse publicity and investor perceptions may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation, because of a lack of reliable, objective data.

These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. None of the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund has any arrangement with any person concerning the acquisition of such securities, and the Adviser will review the credit and other characteristics pertinent to such new issues.

6

Real Estate Investment Trusts

Each Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, and mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent on management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Code, to avoid entity-level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code that could affect their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, and as a result, the value of such investments will fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for the Funds, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV. Alternatively, amended Forms 1099-DIV may be sent.

The REIT investments of a Fund may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which a Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income. A Fund may designate such distributions as “section 199A dividends” to the extent of the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from a REIT for a taxable year over the Fund’s expenses allocable to such dividends. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions.

Securities of Other Investment Companies

The Global Opportunities Fund and Mid-Cap Growth Fund may invest in securities of other investment companies, including shares of money market funds. As stated above, the Global Opportunities Fund may invest in ETF shares. The Mid Cap Growth Fund may not invest in ETFs or closed-end funds. The Global Opportunities Fund and Mid-Cap Growth Fund’s investment in securities of other investment companies (other than shares of money market funds and of certain ETFs) may be subject to certain limitations imposed by the 1940 Act -- generally, a prohibition on acquiring more than 3 percent of the outstanding voting stock of another investment company. Investment companies such as ETFs and money market funds pay investment advisory and other fees and incur various expenses in connection with their operations. When the Global Opportunities Fund and Mid-Cap Growth Fund invest in another investment company, shareholders of the Global Opportunities Fund and Mid-Cap Growth Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Global Opportunities Fund and Mid-Cap Growth Fund.

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While new Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022.

Master Limited Partnerships

Each Fund may invest in master limited partnerships (“MLPs”), which are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for U.S. federal tax purposes. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions, and other tax items pass through to common unitholders. If tax were to be required to be paid by the MLP at the entity level, the value of the MLP interests held by a Fund would be expected to decrease.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“MQD”). Common and general partner interests also accrue arrearages in distributions to the extent that the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD. However, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that causes distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier at which it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures, and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

7

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each of the Funds may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Company (“Board”), certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which a Fund is carrying the investments. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to a greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Temporary Investments

During periods of adverse market or economic conditions, each Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. Each Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, each Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. Each Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

Non-Diversification Risk

Non-diversification risk is the risk that a Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. A “non-diversified” classification means that the Funds are not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Fool 100 Index, Small-Cap Growth Fund, Next Fund and Capital Efficiency Fund and consequently, the Fund’s investment portfolio.

Each of the Fool 100 Fund, Small-Cap Growth Fund, Next Fund and Capital Efficiency Fund intends to maintain the required level of diversification and otherwise conduct its respective operations so as to qualify as a “regulated investment company” for purposes of the Code, and to relieve the respective Fund of any liability for federal income tax to the extent that its respective earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the ability of the Fool 100 Fund, Next Fund and Capital Efficiency Fund to track the Fool 100 Index, Next Index, and Capital Efficiency Index, respectively, and may make it less likely that the Fool 100 Fund, Next Fund and Capital Efficiency Fund will meet their investment objectives.

Portfolio Turnover

Although the Funds generally do not intend to engage in short-term trading, portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. It is expected that each Fund’s portfolio turnover rate will not exceed 100%. A higher portfolio turnover rate would result in higher brokerage costs to a Fund and could also result in the realization of larger amounts of capital gains, including short-term capital gains. Capital gains are generally taxable when distributed to shareholders, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. For the fiscal years ended August 31, 2025 and 2024, the portfolio turnover rates for the Funds can be found below.

8

	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024
Motley Fool 100 Index ETF	31%	24%
Motley Fool Global Opportunities ETF	15%	38%
Motley Fool Mid-Cap Growth ETF	33%	31%
Motley Fool Small-Cap Growth ETF	40%	30%
Motley Fool Next Index ETF	27%	18%
Motley Fool Quality Factor ETF	33%	35%

Repurchase Agreements

The Fool 100 Fund, Global Opportunities Fund, Mid-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund may enter into repurchase agreements involving the types of securities eligible for purchase by the Fund. However, there is no limitation on the maturity of the securities underlying the repurchase agreements. The Fool 100 Fund, Global Opportunities Fund, Mid-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund may use repurchase agreements in lieu of purchasing money market instruments.

Repurchase agreements, which may be viewed as a type of secured lending by the Fool 100 Fund, Global Opportunities Fund, Mid-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund, typically involves the acquisition by the Fund of U.S. Government Securities or other securities from a selling financial institution such as a bank, savings and loan association, or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

Repurchase agreements involve certain risks not associated with direct investments in debt securities. If the seller under a repurchase agreement becomes insolvent, the Fool 100 Fund, Global Opportunities Fund, Mid-Cap Growth Fund, Next Index Fund and Capital Efficiency Funds’ right to dispose of the securities may be restricted, or the value of the securities may decline before the Funds are able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Funds are able to dispose of them. If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Each of the Fool 100 Fund, Global Opportunities Fund, Mid-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund has adopted procedures designed to minimize the risks of loss from repurchase agreement transactions. These procedures include a requirement that the Adviser effect repurchase transactions only with large, well-capitalized U.S. financial institutions that the Adviser approves as creditworthy based on periodic review under guidelines established and monitored by the Board. In addition, the value of the collateral underlying the repurchase agreement, which the Company’s custodian will hold on behalf of the Funds, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Funds’ right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss.

Lending Portfolio Securities

Each Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Each Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Funds will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice, or by the Company on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Company may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and a Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Funds.

9

When voting or consent rights that accompany loaned securities pass to the borrower, the Company will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Funds will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities. The Funds may lend foreign securities consistent with the foregoing requirements.

Special Note Regarding Market Events

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rate changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Adviser relies, and could otherwise disrupt the ability of the Funds’ service providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impacting the Fund performance, and cause losses on your investments in the Fund. You should also review the Funds’ Prospectus and this SAI to understand the Funds’ discretion to implement temporary defensive measures, as well as the circumstances in which a Fund may satisfy redemption requests in-kind.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds, underlying funds, and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds, underlying funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds, underlying funds, and issuers in which they invest.

Cyber Security Risk

Each Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. Cyber security breaches affecting a Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. Each Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which each Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value. While each Fund and its service providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Funds have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds or the Adviser.

10

RIC Compliance Risk

Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify for federal income tax treatment as a RIC, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of such Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, such Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

INVESTMENT RESTRICTIONS

The Company has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, each of the Fool 100 Fund, Small-Cap Growth Fund, Next Fund and Capital Efficiency Fund may not:

1.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that a Fund will concentrate to approximately the same extent as its respective Index concentrates in the securities of such particular industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

3.	Make loans, except to the extent permitted under the 1940 Act.

4.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent a Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.

5.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent each Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

Group of related industries is defined as three or more industries based on the Adviser’s classification for the purpose of this section.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Funds observe the following non-fundamental restriction, which may be changed without a shareholder vote:

1.	Each Fund will not hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

2.	Each of the Fool 100 Fund, Next Fund, and Capital Efficiency Fund invest, under normal circumstances, at least 80% of its respective total assets (exclusive of collateral held from securities lending), in the component securities of the Fool 100 Index, Next Index and Capital Efficiency Index, respectively.

Except with the approval of a majority of the outstanding voting securities, each of the Global Opportunities Fund and Mid-Cap Growth Fund may not:

1.	Invest more than 25% of the value of its total assets in the securities of issuers engaged in any single industry or group of industries, provided that this does not apply to U.S. Government Securities.

2.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies.

11

3.	Purchase or sell commodities, except that each Fund may purchase and sell foreign currency, as well as options on foreign currency and financial futures contracts, and may enter into forward foreign currency contracts in connection with its investments in foreign securities, in accordance with such investment policies as the Board may adopt and subject to applicable regulatory limitations.

4.	Purchase or sell real estate or interests therein, or purchase oil, gas, or other mineral leases, rights or royalty contracts or development programs, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

5.	Issue senior securities as defined by the 1940 Act or borrow money, except that each Fund may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (calculated at the time of the borrowing). Each Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit each Fund from purchasing or selling securities on a when-issued or delayed-delivery basis, or entering into reverse repurchase agreements, lending portfolio securities, selling securities short, purchasing or selling financial futures contracts, writing covered put and call options on securities, stock indices, and foreign currencies, or entering into swaps and other forms of derivative transactions, in each case in accordance with such investment policies as the Board may adopt and provided that the Fund segregates assets on the records of its custodian to cover these positions. (The foregoing transactions, other than borrowing money, are not considered to involve the issuance of senior securities provided that cash and liquid securities segregated by a Fund are maintained in an amount at least equal to the Fund’s obligations in connection with those transactions in accordance with applicable interpretations of the Securities and Exchange Commission and its staff.)

6.	Underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

7.	Make loans of money or securities, except that a Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

Group of related industries is defined as three or more industries based on the Adviser’s classification for the purpose of this section.

Notwithstanding any restrictions relating to entering into reverse repurchase agreements, selling securities short, purchasing or selling financial futures contracts, or writing covered put and call options on securities, stock indices, and foreign currencies, the Global Opportunities Fund and Mid-Cap Growth Fund do not engage in these types of activities.

Each of the Global Opportunities Fund and Mid-Cap Growth Fund has adopted the following additional investment restrictions, which are not fundamental and which the Board may change. Under these restrictions, a Fund may not:

1.	Invest in the securities of a company for the purpose of exercising management or control; however, this limitation shall not be deemed to prohibit the Fund from exercising voting rights with respect to its portfolio securities.

2.	Pledge, mortgage, hypothecate, or otherwise encumber its assets, except in an amount not to exceed 33 1/3% of the value of the Funds’ total assets to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

3.	Purchase securities that are illiquid, including repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the value of a Fund’s net assets would be so invested.

4.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

and the Mid-Cap Growth Fund may not:

5.	Make any change in its policy to invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of U.S. companies having mid-market capitalizations and growth characteristics under normal market conditions unless it provides its shareholders with at least 60 days prior written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously. If the percentage of a Fund’s net assets invested in illiquid investments exceeds 15% due to market activity or changes in a Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid investments as soon as reasonably practicable, in a manner consistent with prudent management and the interests of the Fund.

12

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that either Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the shares of a Fund under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding (a) the description of the Fund; (b) limitations on the Fund’s portfolio holdings or reference assets; (c) dissemination and availability of the intraday indicative values; or (d) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if, following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of shares of the Fund; (iv) with respect to the Fool 100 Fund, Next Fund or Capital Efficiency Fund only, if the value of the Fund’s underlying Index is no longer calculated or available or an interruption to the dissemination persists past the trading day in which it occurred or the underlying Index is replaced with a new index, unless the new underlying index meets certain Exchange requirements; (v) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (vi) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares from listing and trading upon termination of a Fund.

The Company reserves the right to adjust the price levels of its shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

To provide additional information regarding the indicative value of shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for a Fund as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Trustees, Advisory Board Members, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

13

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126

Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

14

DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 65	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A

15

Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

16

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all of the portfolios of the Company and The RBB Fund Trust (together, the “Fund Complex”) (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including the amounts through the deferred compensation plan.

17

Name of Director	Dollar Range of Equity Securities in the Fool 100 Fund	Dollar Range of Equity Securities in the Global Opportunities Fund	Dollar Range of Equity Securities in the Mid-Cap Growth Fund	Dollar Range of Equity Securities in the Small-Cap Growth Fund	Dollar Range of Equity Securities in the Next Fund	Dollar Range of Equity Securities in the Capital Efficiency Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	$10,001-$50,000	$1-$10,000	$1-$10,000	$10,001-$50,000	None	None	Over $100,000
Lisa A. Dolly	None	None	None	None	None	None	None
Nicholas A. Giordano	None	$1-$10,000	$10,001-$50,000	None	None	None	$50,001-$100,000
Arnold M. Reichman	None	None	None	None	None	None	Over $100,000
Martha A. Tirinnanzi	$50,001-$100,000	None	$50,000-$100,000	None	None	None	Over $100,000
INTERESTED DIRECTORS
Robert Sablowsky	$10,001-$50,000	None	None	None	None	None	Over $100,000
Brian T. Shea	None	None	None	None	None	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	None	None	None	None	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

Directors’, Advisory Board Members’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

18

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $1,060,000 in the aggregate from all series of the Fund Complex for its services, and $62,673 from the Fool 100 Fund, $9,812 from the Global Opportunities Fund, $4,487 from the Mid-Cap Growth Fund, $4,440 from the Small-Cap Growth Fund, $1,504 from the Next Fund, and $3,760 from the Capital Efficiency Fund. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Funds and the Fund Complex in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$23,910	N/A	N/A	$406,250
Lisa A. Dolly, Director	$21,679	N/A	N/A	$363,750
Nicholas A. Giordano, Director	$22,062	N/A	N/A	$369,250
Arnold M. Reichman, Director and Chair	$28,373	N/A	N/A	$476,750
Robert A. Straniere, Director(1)	$3,222	N/A	N/A	$101,250
Martha A. Tirinnanzi, Director	$19,890	N/A	N/A	$336,000
Interested Director:
Robert Sablowsky, Director and Vice Chair	$27,632	N/A	N/A	$466,750
Brian T. Shea, Director	$22,306	N/A	N/A	$380,500
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(2)	$0	N/A	N/A	$0
Officers:
Steven Plump, President	$61,188	N/A	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer, and Secretary	$40,092	N/A	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$31,922	N/A	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$14,685	N/A	N/A	$200,000

(1)	Mr. Straniere retired from his role as a Director effective January 2025.
(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

19

For the fiscal year ended August 31, 2025, each of the following members of the Board, the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from each of the Funds in the following amounts:

Name of Director/Officer	Fool 100 Fund	Global Opportunities Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	Next Fund	Capital Efficiency Fund
Independent Directors:
Gregory P. Chandler, Director	$17,418	$2,601	$1,187	$1,302	$431	$971
Lisa A. Dolly, Director	$15,734	$2,406	$1,099	$1,173	$388	$879
Nicholas A. Giordano, Director	$15,918	$2,526	$1,152	$1,183	$393	$890
Arnold M. Reichman, Director and Chair	$20,630	$3,115	$1,424	$1,542	$510	$1,152
Robert A. Straniere, Director(1)	$2,766	$0	$0	$241	$76	$139
Martha A. Tirinnanzi, Director	$14,403	$2,237	$1,020	$1,070	$356	$804
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$20,135	$3,003	$1,371	$1,502	$497	$1,124
Brian T. Shea, Director	$16,316	$2,375	$1,084	$1,219	$403	$909
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(2)	$0	$0	$0	$0	$0	$0
Officers:
Steven Plump, President	$50,897	$5,209	$2,266	$1,018	$423	$1,375
James G. Shaw, Chief Financial Officer, Chief Operating Officer, and Secretary	$26,863	$6,695	$2,913	$1,309	$544	$1,768
Craig Urciuoli, Director of Marketing & Business Development	$21,389	$5,331	$2,320	$1,042	$433	$1,407
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$9,840	$2,453	$1,067	$479	$199	$647

(1)	Mr. Straniere retired from his role as a Director effective January 2025.
(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

20

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Name of Emeritus Director	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Julian A. Brodsky	$6,811	N/A	N/A	$106,250
Robert A. Straniere	$6,957	N/A	N/A	$84,375

For the fiscal year ended August 31, 2025, Mr. Brodsky received compensation from each of the Funds in the following amounts:

Name of Director Emeritus	Fool 100 Fund	Global Opportunities Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	Next Fund	Capital Efficiency Fund
Julian A. Brodsky	$4,825	$847	$389	$358	$119	$273
Robert A. Staniere	$4,961	$847	$389	$362	$119	$279

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

PRINCIPAL HOLDERS

Any person owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Principal holders are persons who own 5% or more of the outstanding shares of a Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of December 1, 2025, the Company does not have information regarding the record or beneficial ownership of shares of each Fund held in the names of DTC participants, as DTC has not provided the Company with access to such information.

As of December 1, 2025, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISORY AGREEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus titled “MANAGEMENT OF THE FUNDS — Investment Adviser.”

The Adviser is a Delaware limited liability company with offices at 2000 Duke Street, Suite 300, Alexandria, VA 22314. The Adviser is a wholly owned subsidiary of Motley Fool Investment Management, LLC, a subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

The Adviser provides investment advisory services to each Fund pursuant to the terms of Investment Advisory Agreements (each an “Advisory Agreement” and together, the “Advisory Agreements”) between the Company and the Adviser. After the initial two year-term, each Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Adviser manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board. The Adviser is responsible for all investment decisions for the Funds and for placing orders for the purchase and sale of investments for each Fund’s portfolio. The Adviser also provides such additional administrative services as the Company may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Company. In addition, the Adviser pays the salaries of officers of the Company who are employees of the Adviser and any fees and expenses of Directors of the Company who are also officers, directors, or employees of the Adviser or who are officers or employees of any company affiliated with the Adviser and bears the cost of telephone service, heat, light, power, and other utilities associated with the services it provides.

Pursuant to the terms of the Advisory Agreements, in consideration of the services provided by the Adviser, each Fund pays the Adviser a unitary management fee that is computed and paid as shown in the following table. From the unitary management fee, the Adviser pays most of the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreements, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

21

Contractual Advisory Fee
Fool 100 Fund	0.50%
Global Opportunities Fund	0.85%
Mid-Cap Growth Fund	0.85%
Small-Cap Growth Fund	0.85%
Next Fund	0.50%
Capital Efficiency Fund	0.50%

The following table shows the management fees paid to the Adviser from the Funds during the past three fiscal years, or since commencement of operations (if shorter).

Fiscal Year Ended	Amount Fund Paid to Adviser
Fool 100 Fund
August 31, 2025	$6,311,445
August 31, 2024	$3,573,161
August 31, 2023	$2,120,500
Global Opportunities Fund
August 31, 2025	$3,509,222
August 31, 2024	$3,631,316
August 31, 2023	$3,520,595

Mid-Cap Growth Fund
August 31, 2025	$1,623,391
August 31, 2024	$1,633,412
August 31, 2023	$1,645,190

Small-Cap Growth Fund
August 31, 2025	$722,070
August 31, 2024	$665,835
August 31, 2023	$598,691

Next Fund
August 31, 2025	$147,550
August 31, 2024	$129,230
August 31, 2023	$149,524

Capital Efficiency Fund
August 31, 2025	$380,895
August 31, 2024	$170,046
August 31, 2023	$100,946

PORTFOLIO MANAGERS

The following table provides information regarding accounts managed by the portfolio managers other than the Funds as of August 31, 2025.

22

	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager; Other Accounts	Number	Assets	Number	Assets
Anthony L. Arsta
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7	$2 million	0	$0

Ayal Cusner
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

William Mann III
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Shelby McFaddin
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Michael J. Olsen
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$1.2 million	0	$0

T.J. Piggott
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Nathan Ronci
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Charles L. Travers, Jr.
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Nathan G. Weisshaar
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$437,000	0	$0

23

Portfolio Manager Compensation

Each portfolio manager’s base salary is determined by the Adviser based on his level of responsibility at the Adviser. In determining the amount of the base salary, the Adviser considered compensation levels in the mutual fund industry and in the geographic area of the Adviser, as well as compensation levels generally at the Adviser and its affiliates. Portfolio managers also are eligible for an incentive bonus, which is subjective. The bonus takes into consideration a number of factors including, but not limited to, performance, client satisfaction and service, and the profitability of the Adviser’s business.

Material Conflicts of Interest

Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The portfolio managers manage or provide investment advisory services for other accounts with investment strategies similar to the Funds, including other pooled investment vehicles, separately managed accounts and proprietary accounts of its affiliates, and some of the Adviser’s personnel, including the members of its investment committee, provide advisory services on behalf of the Adviser’s affiliate, Motley Fool Wealth Management (“MFWM”), particularly for MFWM’s separately managed accounts. Fees earned by the Adviser may vary among these accounts, and the Adviser’s affiliates and/or the portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because portfolio managers have potential incentives to favor certain accounts over others (including the Funds), with the result that other accounts could outperform the Funds.

A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account but the Funds are unable to take full advantage of that opportunity because of the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions or make recommendations for another account, including proprietary accounts of affiliates, that may adversely affect the value of securities held by the Funds. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed or advised by the portfolio managers are generally managed in a similar fashion and that the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Adviser and the portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients, including those of MFWM, in which the Funds have no interest and thus may have certain additional conflicts of interest. In addition, the Adviser or MFWM may act as the investment adviser to accounts pursuing a range of traditional and alternative investment strategies. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. Factors that could lead to differences in trading decisions for various investment strategies include, among others, in the case of conflicting positions: differing portfolio manager analyses, different investment horizons, implementation of a particular hedging strategy, and differing desired market exposures. When making allocations, portfolio managers may also consider a number of factors, such as cash flow situations, tax considerations, different investment horizons, and different investment strategies. All portfolio managers are aware that trades may not be made in one client account for the purpose of benefiting another client or proprietary account. Investment decisions must be made only on the basis of the investment considerations relevant to the particular account for which a trade is being made.

The Adviser has adopted a Code of Ethics and Best Execution Guidelines, among other policies and procedures, that seek to ensure that clients’ accounts are not harmed by potential conflicts of interests. The Adviser also has procedures to assure that fair and appropriate allocation of investments purchased and sold is made among all clients and proprietary accounts, and MFWM and the Adviser have adopted procedures to assure that neither MFWM nor the Adviser (or their respective clients) can benefit from an informational or trading advantage over the other. Generally, trades for the Funds, MFWM separately managed accounts and proprietary accounts are executed through MFWM’s trading desk in accordance with all these procedural safeguards, which includes (among other things) the Funds use of dedicated traders to separately place trades on behalf of the Funds. If a portfolio manager decides to trade a security for multiple clients (including the Funds), the portfolio manager will simultaneously send trade instructions to the traders dedicate to and responsible for trading their respect covered accounts.

Motley Fool Investment Analytics, LLC (“MFIA” or the “Index Provider”), an affiliate of the Adviser and The Motley Fool, LLC (“TMF”), develops and manages rules-based indexes, quantitative research, and related analytics for the Adviser’s passively managed funds. MFIA serves as the Index Provider for the Motley Fool Innovative Growth Fund, Motley Fool Value Fund, Motley Fool Momentum Fund (individually a “Fund” and collectively the “Funds”).

MFIA makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or regarding the ability of the Funds to track their respective indices. MFIA has no obligation to take the needs of the Funds or the Funds’ shareholders into consideration in determining, composing, or calculating the indices. MFIA does not make any express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indices or any data included therein. MFIA does not guarantee the accuracy, completeness, or performance of any index or the data included therein and shall have no liability in connection with any index calculation, errors, omissions, or interruptions of any index or data included therein. Without limiting any of the foregoing, in no event shall MFIA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the indices, even if notified of the possibility of such damages.

The indices tracked by the Funds are proprietary, rules-based indices designed to track the performance of U.S. companies that have been recommended by TMF analysts and newsletters and meet certain liquidity and market capitalization requirements.

The Adviser, the Index Provider, and TMF are affiliated entities under common control. This structure presents inherent conflicts of interest. TMF provides a broad range of information, commentary, and investment recommendations via its newsletters and services. The diverse opinions of TMF’s staff may result in recommendations regarding specific securities that differ from, or are contradictory to, the rules-based methodology used by the Index Provider to construct the indices tracked by the Funds.

24

Consequently, TMF may issue negative recommendations or sell ratings on securities currently held by a Fund, or positive recommendations on securities not included in a Fund, based on the specific timing and rules of the Index methodology. Furthermore, TMF’s dissemination of opinions and recommendations may affect the market price of securities held by a Fund or considered for purchase or sale by a Fund. To the extent TMF’s recommendations drive the price of a security up or down, such recommendations could theoretically benefit or harm the performance of the Funds or the execution prices obtained by the Adviser.

To manage these conflicts, the Funds, the Adviser, the Index Provider, and TMF (collectively, the “Affiliates”) have adopted policies and procedures designed to prevent the misuse of material non-public information. The implementation of “firewalls” effectively segregating the personnel and operations of the Adviser and Index Provider from TMF. This includes physical segregation of offices, controls on physical access, and strict restrictions on electronic access to proprietary information. Policies prohibit TMF’s personnel from obtaining non-public information regarding the Funds’ holdings, the Adviser’s trading strategies, or the Index Provider’s rebalancing data prior to public dissemination. Conversely, personnel of the Adviser and Index Provider are prohibited from using pre-publication information from the TMF to front-run recommendations. The procedures will require monitoring by the Adviser, Index Provider, and TMF through the review of transactions, rebalances, and publications, with the goal of identifying possible use of information by the Adviser, Index Provider, or TMF or their respective personnel in violation of applicable policies. Furthermore, MFIA has contracted with a third-party, independent calculation agent to calculate and maintain the daily values of the indices, further reducing the risk of manipulation. Despite these controls, conflicts may nonetheless be deemed to exist. The Adviser’s investment decisions are made based on its judgment and the application of the Index methodology, consistent with the best interests of each Fund, and are not solely based on the analysis published by the TMF.

Affiliated Index Provider and Shared Personnel

The Adviser and Index Provider are affiliates and share personnel. Certain portfolio managers serve dual roles as the managers of a Fund and its underlying index. The Adviser and Index Provider have determined that the risk of manipulation of the Underlying Index is mitigated by the nature of the Index methodology. The Underlying Indexes are reconstituted based on data derived active recommendations of newsletters published by TMF or are among the 150 highest-rated U.S. companies in TMF’s analyst opinion database, subject to universe continuity rules. The Portfolio Managers have no control, influence, or advance access to this information (“Reference Publications”).

Therefore, the portfolio managers do not possess “Material Non-Public Information” regarding the content of the Reference Publications before they are published. However, once the Reference Publications are published, the portfolio managers perform the calculations per each respective index methodology to update the indexes. During the window between the publication and the official reconstitution of the indexed, the portfolio managers possess knowledge of the upcoming Index changes. The Adviser has established compliance procedures to ensure that the portfolio managers strictly adhere to the mathematical methodology of each index and do not deviate from the signals provided by the Reference Publications for the benefit of a Fund.

25

Ownership of Fund Shares by the Portfolio Managers

As of August 31, 2025, the dollar range of equity securities of the Funds beneficially owned by each portfolio manager is as follows:

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of 8/31/25
Fool 100 Fund
Anthony L. Arsta	$10,001-$50,000
William H. Mann III	None
Charles L. Travers Jr.	$100,001-$500,000
Global Opportunities Fund
Anthony L. Arsta	$100,001- $500,000
William H. Mann III	$50,001-$100,000
Shelby McFaddin	$1-$10,000
Nathan G. Weisshaar	$100,001- $500,000
Michael J. Olsen	None
Mid-Cap Growth Fund
Anthony L. Arsta	$100,001-$500,000
T.J. Piggott	None
Nathan G. Weisshaar	$10,001-$50,000
Small-Cap Growth Fund
Anthony L. Arsta	$100,001- $500,000
Charles L. Travers Jr.	$100,001- $500,000
Nathan G. Weisshaar	$100,001- $500,000
Next Fund
Anthony L. Arsta	$10,001-$50,000
William H. Mann III	None
Charles L. Travers Jr.	None
Capital Efficiency Fund
Anthony L. Arsta	$10,001-$50,000
Ayal Cusner	None
William H. Mann III	None
Nathan Ronci	None
Charles L. Travers Jr.	None

UNDERWRITER

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), whose principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as each Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 25,000 shares. The Distributor will not distribute Shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver Prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC Participants.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Directors who are not “interested persons” (as defined under the 1940 Act) of the Company, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

26

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Company issues and sells shares of the Funds only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Small-Cap Growth Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication of the Fund and a Cash Component (defined below), computed as described below. The consideration for purchase of a Creation Unit of the Fool 100 Fund generally consists of Deposit Securities per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fool 100 Fund’s Index and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, each Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of each Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objectives of a Fund. The composition of the Deposit Securities for the Fool 100 Fund, Next Fund and Capital Efficiency Fund may also change in response to adjustments to the weighting or composition of the component securities of the respective Fund’s Index.

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Company also reserves the right to include or remove Deposit Securities from the basket for the Fool 100 Fund, Next Fund and Capital Efficiency Fund in anticipation of the respective Fund’s Index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the respective Fund’s Index or resulting from certain corporate actions.

CASH PURCHASE METHOD. The Company may at its discretion permit full or partial cash purchases of Creation Units of the Funds in instances permitted by the exemptive relief the Adviser is relying on in offering each Fund. When full or partial cash purchases of Creation Units are available or specified for the Funds, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

27

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from a Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed on any day, a Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to a Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern Time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern Time on the Settlement Date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to a Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time. APs will be liable to the Company for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Funds, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

28

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. A Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Fund. A Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for each Fund (other than the Global Opportunities Fund and the Next Fund) is $300. The standard Creation Transaction Fee for the Global Opportunities Fund and the Next Fund is $500.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because each Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with each Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

29

CASH REDEMPTION METHOD. Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of the Funds, when full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. A Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company. The Non-Standard Charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for each Fund (other than the Global Opportunities Fund and the Next Fund) is $300. The standard Redemption Transaction Fee for the Global Opportunities Fund and the Next Fund is $500.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that each Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

30

Because the portfolio securities of the Funds may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of a Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of each Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of the Fund’s shareholders. The policies relating to the disclosure of a Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to each Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose each Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Each Fund’s entire portfolio holdings are publicly disseminated each business day and may be available through financial reporting and news services including publicly available internet websites.

The Company may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; Fund Services, the administrator, accounting agent and transfer agent Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Funds’ proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and, (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of a Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s CCO, as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to a Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

31

TYPE OF SERVICE PROVIDER	TYPICAL FREQUENCY OF ACCESS TO PORTFOLIO INFORMATION	RESTRICTIONS
Adviser	Daily	Ethical
Administrator	Daily	Contractual and ethical
Underwriter	Daily	Contractual and ethical
Custodian	Daily	Contractual and ethical
Auditor	During annual audit	Ethical
Legal Counsel	Regulatory filings, Board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers	Quarterly—filing and printing of portfolio holdings schedules and semi-annual and annual reports	No formal restrictions in place. However, printer would not receive portfolio information until at least 30 days old.
Broker-Dealers Through Which the Fund Purchases and Sells Portfolio Securities	Daily access to the relevant purchase and/or sale—no broker/dealer has access to the Fund’s entire portfolio	Contractual and ethical

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Funds’ Prospectus titled “HOW TO BUY AND SELL SHARES.”

NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day.

NAV per share is computed by dividing the value of each Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of the Fund’s shares outstanding. In computing NAV, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”). If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser, as the Funds’ valuation designee, as determined pursuant to procedures adopted in good faith by the Board. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by the Funds. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

The values of securities held by each Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by a Fund or its liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

32

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Funds and their shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Company each fiscal year to distribute substantially all of each Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

Dividend Reinvestment Service

The Funds will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by a Fund at NAV. Distributions reinvested in additional shares of each Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

Taxes – General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of the Prospectus and this SAI, respectively. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which such Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which such Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (1) any one issuer, (2) two or more issuers that such Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough and such Fund does not satisfy the 90% distribution requirement described above, such Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions, including distributions of capital gains, to the extent of a Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Each Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, a Fund may designate the retained amount as undistributed capital gains in a written notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by such Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

33

Each Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and a Fund’s status as a regulated investment company. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Each Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by a Fund.

Loss Carryforwards

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years. As of August 31, 2025, the Global Opportunities Fund had $9,510,037 of short-term capital loss carryforwards, the Next Fund had $1,241,915 of short-term capital loss carryforwards and $353,772 of long-term capital loss carryforwards, and the Small-Cap Fund had $1,339,221 of short term capital loss carryforwards and $14,566,153 of long-term capital loss carryforwards.

State and Local Taxes

Although each Fund expects to continue to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The Adviser may serve as an investment adviser to other clients, including private investment companies, and the Adviser may in the future act as an investment adviser to other registered investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among a Fund and others whose assets are managed by the Adviser in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing each Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on each Fund.

The policy of the Funds regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds’ policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Funds’ policies, the Adviser, through a brokerage or an outsourced trading desk, conducts trades on behalf of the Funds and effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services to the Adviser and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Company directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

For the periods shown below the Funds paid the following brokerage fees:

34

Fiscal Year Ended	Paid Brokerage Fees
Fool 100 Fund
August 31, 2025	$124,153
August 31, 2024	$101,865
August 31, 2023	$17,455
Global Opportunities Fund
August 31, 2025	$253,790
August 31, 2024	$473,895
August 31, 2023	$18,960
Mid-Cap Growth Fund
August 31, 2025	$105,168
August 31, 2024	$70,687
August 31, 2023	$47,214
Small-Cap Growth Fund
August 31, 2025	$87,980
August 31, 2024	$75,035
August 31, 2023	$93,602
Next Fund
August 31, 2025	$9,311
August 31, 2024	$8,208
August 31, 2023	$12,601
Capital Efficiency Fund
August 31, 2025	$11,346
August 31, 2024	$6,020
August 31, 2023	$3,360

The increase in brokerage commissions paid by the Fool 100 Fund and Global Opportunities Fund for the fiscal year ended August 31, 2024, compared to the fiscal year ended August 31, 2023, is due to the increase in both net assets as well as portfolio turnover rates by such Funds.

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

35

Directed Brokerage

During the fiscal year ended August 31, 2025, each Fund directed a portion of its brokerage transactions to brokers for research services provided. The table below shows the amount of brokerage transactions directed for such services and related commissions paid by the Funds.

Funds	Amount of Brokerage Transactions	Brokerage Commissions Paid
Fool 100 Fund	$801,922,349	$123,142
Global Opportunities Fund	$150,031,357	$202,352
Mid-Cap Growth Fund	$154,748,089	$106,418
Small-Cap Growth Fund	$63,034,730	$91,491
Next Fund	$16,051,385	$10,363
Capital Efficiency Fund	$51,197,375	$13,167

SECURITIES LENDING

U.S. Bank, N.A. serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a Master Securities Lending Agreement entered into between the Funds and U.S. Bank, N.A.

As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from the Funds’ portfolio. U.S. Bank, N.A. is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines.

U.S. Bank, N.A. receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

The table below sets forth, for each Fund’s most recently completed fiscal year, the Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities.

	Fool 100 Fund	Global Opportunities Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund
Gross income from securities lending activities:	$825,376	$1,641,674	$1,260,796	$914,249
Fees paid to securities lending agent from a revenue split:	$(4,958)	$(14,587)	$(6,841)	$(5,076)
Fees paid for any cash collateral management service that are not included in the revenue split:	$(5,280)	$(10,493)	$(8,047)	$(5,852)
Administrative fees not included in revenue split:	$0	$0	$0	$0
Indemnification fee not included in revenue split:	$0	$0	$0	$0
Rebates (paid to borrower):	$(795,304)	$(1,558,245)	$(1,218,546)	$(883,012)
Other fees not included in revenue split:	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities:	$(805,542)	$(1,583,324)	$(1,233,434)	$(893,940)
Net income from securities lending activities:	$19,834	$58,350	$27,362	$20,309

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds (“portfolio proxies”) to the Adviser, subject to the Board’s continuing oversight. The Adviser’s proxy voting policies are summarized below.

36

Policies of the Funds’ Adviser

In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. The Adviser will consider factors affecting the value of each Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. The Adviser has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with guidelines described in the Adviser’s Proxy Voting Policies and Procedures and to maintain records of such portfolio proxy voting. The Adviser’s Proxy Voting Committee is responsible for monitoring the third party proxy voting agent.

A summary of the Adviser’s Proxy Voting Policies and Procedures for the Fool 100 Fund, Next Fund, and Capital Efficiency Fund is as follows:

●	Because each Fund is an index-based product, it is the general policy of the Adviser to vote proxies in accordance with the recommendation of a proxy voting agent.

●	The Adviser retains the power to vote contrary to the recommendation of a proxy voting agent at its discretion, so long as the reasons for doing so are well documented and subject to the Adviser’s controls regarding conflicts of interest.

●	In certain situations there may be a conflict of interest in the voting of proxies between the interests of a Fund and its shareholders and those of the Adviser or an affiliate of the Adviser. The Adviser’s Proxy Voting Committee will address any such conflicts on a case-by-case basis. Generally, if the proposal that gives rise to the conflict is specifically addressed in the proxy voting guidelines, the Adviser will vote the portfolio proxy in accordance with the guidelines. If such proposal is not specifically addressed in the guidelines, or if the guidelines provide discretion to the Adviser (i.e., on a case-by-case basis), the Proxy Voting Committee will determine how to vote the portfolio proxy in the best interests of a Fund.

●	All proxies will be voted in accordance with any applicable investment restrictions of a Fund and, to the extent applicable, any resolutions or other instructions approved by the Fund’s Board.

●	The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting.

A summary of the Adviser’s Proxy Voting Policies and Procedures for the Global Opportunities Fund, Mid-Cap Growth Fund, and Small-Cap Growth Fund is as follows:

It is the Adviser’s policy to vote all proxies a Fund receives in a manner that serves the Fund’s best interests. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, vote against, or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the matters to be voted on and in determining how to vote. Factors the Adviser considers in making such determinations include the impact on the value of securities, the anticipated costs and benefits associated with the proposal, the effect on liquidity of a Fund’s investment, and customary industry and business practices. The Adviser generally supports policies, plans, and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

In certain situations there may be a conflict of interest in the voting of proxies between the interests of a Fund and its shareholders and those of the Adviser or an affiliate of the Adviser. The Adviser’s Proxy Voting Committee will address any such conflicts on a case-by-case basis. Generally, if the proposal that gives rise to the conflict is specifically addressed in the proxy voting guidelines, the Adviser will vote the portfolio proxy in accordance with the guidelines. If such proposal is not specifically addressed in the guidelines, or if the guidelines provide discretion to the Adviser (i.e., on a case-by-case basis), the Proxy Voting Committee will determine how to vote the portfolio proxy in the Funds’ best interests.

More Information

Each year, the Funds will make available the actual voting records relating to portfolio securities held by each Fund during the 12-month period ending June 30 without charge, upon request by calling 1-703-302-1100, or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Adviser’s proxy-voting policies and procedures is available by calling 1-703-302-1100 and will be sent within three business days of receipt of a request.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with a Fund, its service providers or their respective affiliates, as incentives to help market and promote a Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to a Fund, the Distributor or shareholders of a Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about a Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

37

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to that Fund with each other share that represents an interest in that Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

GENERAL INFORMATION

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Funds will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, located at Two Liberty Place, 50 S 16th St. Suite 2900, Philadelphia, PA 19102-2529, is the independent registered public accounting firm of the Funds. The independent registered public accounting firm is responsible for conducting the annual audit of the Funds’ financial statements. The selection of the independent registered public accounting firm is approved annually by the Board.

38

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian (the “Custodian”) of the Funds’ assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Custodian, the Distributor and the Administrator are affiliates.

For the periods shown the Funds paid Fund Services the following:

Fiscal Year Ended	Fees Paid to the Administrator
Fool 100 Fund
August 31, 2025	$255,088
August 31, 2024	$188,073
August 31, 2023	$113,084
Global Opportunities Fund
August 31, 2025	$23,137
August 31, 2024	$117,396
August 31, 2023	$133,497
Mid-Cap Growth Fund
August 31, 2025	$10,542
August 31, 2024	$58,337
August 31, 2023	$68,019
Small-Cap Growth Fund
August 31, 2025	$33,221
August 31, 2024	$30,734
August 31, 2023	$56,611
Next Fund*
August 31, 2025	$28,205
August 31, 2024	$24,728
August 31, 2023	$27,523
Capital Efficiency Fund*
August 31, 2025	$31,662
August 31, 2024	$22,506
August 31, 2023	$20,305

*	Inception date of the Fund was December 30, 2021.

Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company.

39

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended August 31, 2025, appearing in each Fund’s Annual Report to shareholders dated August 31, 2025, and the report of Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, also appearing therein, are incorporated by reference in this SAI. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Report, which may be obtained without charge.

40

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

A-1

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

A-2

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

A-3

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

A-4

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

A-5

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-6

Oakhurst Fixed Income Fund

Institutional Shares (Ticker: OHFIX)
Retail Shares (NOT OFFERED FOR SALE)

of The RBB Fund, Inc.

Prospectus

December 31, 2025

Investment Adviser:
F/m Investments LLC

This Prospectus gives vital information about the Oakhurst Fixed Income Fund (“the Fund”), a portfolio of The RBB Fund, Inc. (the “Company”), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

A look at the goals, strategies, risks and financial history of the Fund.
Details about the Fund’s service providers.
Policies and instructions for opening, maintaining and closing an account in the Fund.

SUMMARY SECTION	1
Oakhurst Fixed Income Fund	1
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS	10
MANAGEMENT OF THE FUND	16
Investment Adviser	16
SHAREHOLDER INFORMATION	18
Pricing of Fund Shares	18
Market Timing	18
Purchase of Fund Shares	19
Redemption of Fund Shares	23
Dividends and Distributions	25
Taxes	25
Distribution Arrangements	28
ADDITIONAL INFORMATION	29
FINANCIAL HIGHLIGHTS	30
PRIVACY NOTICE	32
FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Oakhurst Fixed Income Fund

Investment Objective

The investment objective of the Oakhurst Fixed Income Fund (the “Fund”) is total return.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Retail Shares
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.24%	0.24%
Total Annual Fund Operating Expenses	0.74%	0.99%
Less: Fee Waivers and/or Expense Reimbursements(1)	-0.14%	-0.14%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements(1)	0.60%	0.85%

(1)

Under the terms of the expense limitation agreement entered into by The RBB Fund, Inc. (the “Company”) and F/m Investments LLC (the “Adviser”), contractually agreed to reduce Management Fees and to absorb Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses’) to an amount not exceeding 0.60% and 0.85% of the Fund’s average daily net assets attributable to the Institutional Class Shares and Retail Class Shares, respectively, to December 31, 2026. Management fee reductions and Other Expenses absorbed by the Adviser are subject to repayment by the Fund for a period of 3 years following the date such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses’) to exceed either: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; or (ii) any expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. This agreement may be terminated by either party upon 60 days’ prior written notice, provided, however, the Adviser may not terminate this agreement without the approval of the Board of Directors of the Company and this agreement will terminate automatically if the Adviser ceases to serve as investment adviser to the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$61	$222	$398	$905
Retail Shares	$87	$301	$533	$1,200

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year ended August 31, the portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective of total return by investing primarily in a diversified portfolio of investment grade fixed-income securities that the Adviser believes offer the potential for capital appreciation and current income. Total return for the Fund will consist of income, dividends and capital appreciation. The Fund may invest in various types of fixed-income securities, including, but not limited to, those issued by the U.S. Government and its agencies, corporate bonds, convertible securities, mortgage-backed and other asset-backed securities and collateralized mortgage obligations. Mortgage-backed securities include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Collateralized mortgage obligations are debt obligations that pool together mortgages and separate them into short-, medium-, and long-term positions (“tranches”). Tranches pay different rates of interest depending on their maturity and anticipated cash flow.

Normally, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed-income securities. Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that the Adviser considers to be of comparable quality. The Fund may invest up to 20% of its net assets in non-investment grade fixed income securities (hereafter referred to as “junk bonds” or “high yield securities”).

The Fund has adopted an investment policy to concentrate its investments in agency and non-agency mortgage-backed securities. This means the Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. From time to time the Fund may emphasize investment in other particular sectors of the fixed income market. The Fund may also invest in thinly traded securities that are privately placed but eligible for purchase and sale by certain qualified institutional buyers (such as the Fund) under Rule 144A or other exemptions under the Securities Act of 1933. To the extent consistent with its investment policies, the Fund may invest up to 15% of the value of its net assets in securities or other investments that are deemed illiquid.

The Adviser attempts to maximize the Fund’s total return by actively managing the Fund’s average maturity, sector weightings, and specific security holdings. The Adviser also actively manages the Fund’s average duration, which is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. For example, if interest rates move up 1 percentage point (1%) while the Fund’s duration is 4 years, the Fund’s share price would be expected to decline by 4%. The larger the duration number, the greater an investment’s sensitivity to changes in interest rates. In constructing the portfolio, the Adviser applies a disciplined maturity adjustment strategy that attempts to identify long-term interest rate trend patterns. If the Adviser perceives that a change in interest rates represents a long-term interest rate trend rather than a short-term swing, the Adviser will adjust the Fund’s average maturity. The Fund’s average maturity will depend on the Adviser’s assessment of both the relative yields available on securities with differing maturities and future changes in interest rates. While the Adviser may take advantage of the entire range of fixed-income maturities, the Fund’s dollar-weighted average maturity, which is the average of all the current maturities of the bonds held in the Fund, will generally range from 90 days up to 10 years. The Fund’s dollar-weighted average maturity will be actively monitored and adjusted based on the Adviser’s view of interest rate trends. The Adviser may sell a security based upon its assessment of interest rate trends or when more attractive opportunities become available.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented

2

in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

Concentration Risk - Mortgage-Backed Securities. To the extent the Fund’s investments are concentrated in the securities of a particular market segment or asset class, the Fund’s investments may be more susceptible to an increased risk of loss due to adverse events, than the market as a whole. As of August 31, 2025, the Fund had 13.9% of the value of its net assets invested in collateralized mortgage-backed securities. Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates because of the need to reinvest prepayments of principal and the possibility of significant unscheduled prepayments resulting from declines in interest rates. Mortgage-backed securities are subject to greater prepayment risk during periods when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Non-agency mortgage-backed securities have no direct or indirect government or agency guarantees of payment and may have a limited market especially when there is perceived weakness in the mortgage and real estate market sectors. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Fund’s investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise. Collateralized mortgage securities may be less liquid and may exhibit greater price volatility than other types of mortgage securities. The value of mortgage-backed securities may be negatively affected by higher interest rates and deteriorating economic conditions and could potentially result in a higher rate of defaults and foreclosures. As a result of the Fund’s policy to concentrate in mortgage-backed securities, the Fund will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in mortgage-backed securities.

Corporate Bonds. As of August 31, 2025, the Fund had 26.7% of the value of its net assets invested in corporate bonds. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may be either secured or unsecured. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest than other types of fixed income securities, such as government securities. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging Shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

Interest Rate Risk. Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. The value of the Fund’s Shares generally is expected to increase during periods of falling interest rates and to

3

decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates fall. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. Interest rates in the United States and many other countries have risen in recent periods and may continue to remain elevated for the foreseeable future. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, the Fund may experience higher interest rates over its investment horizon. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

Investment and Market Risk. The Fund is subject to market risk, which is the risk that the Fund’s share price will fluctuate as market prices fluctuate. At times there may be an imbalance of supply and demand in the fixed income markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Decisions by the Federal Reserve on interest rate policy and the potential market reaction to these initiatives can have a significant effect on the value of fixed-income securities. The Fund is also subject to management risk, which is the risk that the Adviser’s analysis of economic conditions and expectations regarding interest rate changes may fail to produce the intended results. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not be appropriate for use as a complete investment program. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Other Fixed Income Securities Risks:

■

Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. Additionally, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer. A credit agency’s rating represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings from a credit agency present an inherent conflict of interest, because the agency is paid by the entities whose securities they rate. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances, and a rating may not reflect the fine shadings of risks within a given quality grade.

■

LIBOR Risk. Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors

4

based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

■

Liquidity Risk. Liquidity risk is the risk that a limited market for a security may make it difficult for that security to be sold at an advantageous time or price, which could prevent the Fund from selling the security at the approximate price that it is valued or the time it desires to sell. Liquidity risk may be magnified during times of instability in the credit markets, rising interest rates, high selling activity, or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size. The reduction in dealer inventories could lead to decreased liquidity, increased volatility and wider spreads, which may become exacerbated during periods of economic or political stress. Lower rated securities may be subject to greater levels of liquidity risk. If a fixed income security is downgraded or declines in price, the market demand may be limited, making that security difficult to sell. Additionally, the market for certain fixed-income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer.

■

Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

■

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Floating rate securities can be less sensitive to prepayment risk. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the potential for price declines.

■

Privately Placed and Rule 144A Securities. As of August 31, 2024, the Fund had 14.0% of the value of its net assets invested in Rule 144A securities. Investments in Rule 144A securities and other privately placed securities may be less liquid and subject to greater volatility than publicly traded securities. An insufficient number of qualified institutional buyers purchasing Rule 144A securities could adversely affect the marketability of such securities and the Fund may be unable to dispose of such securities promptly or at a reasonable price. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable to publicly traded securities. Additionally, privately held companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns. Such companies may experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit. At the time of a fund’s investment, there is generally little publicly available information about these companies since they are primarily privately owned and there can be no assurance that the information that a fund does obtain with respect to any such investment is reliable.

■

SOFR Risk. The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day,

5

SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

■

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Risks Associated With Particular Types of Fixed-Income Securities:

■

Convertible Securities. Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or carry the right to purchase common stock. In general, a convertible security performs more like a stock when the price of the underlying stock is high (because it is assumed that it will be converted into the stock) and more like a bond when the price of the underlying stock is low (because it is assumed that it will mature without being converted). Therefore a convertible security is subject to risks associated with both fixed-income and equity securities. The return and value of an equity security will fluctuate in response to stock market movements. Factors such as earnings, interest rates, political events, war, acts of terrorism, government defaults or shutdowns, public health issues, recessions or other events could have a significant effect on the stock market and the value of convertible securities.

■

High Yield Securities. High-yield securities or junk bonds are often considered to be speculative and involve greater risk of default or price changes than investment grade fixed-income securities due to changes in the issuer’s or the market’s perception of an issuer’s creditworthiness. Therefore, the Fund’s investments in high-yield securities expose it to a substantial degree of credit risk. The issuers of these securities may not be as financially strong as the issuers of higher rated securities. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income from its investment.

6

■

Other Asset-Backed Securities. Asset-backed securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements or the market’s assessment of the quality of the underlying security.

■

U.S. Government Securities. Some U.S. Government securities, such as U.S. Government agency notes and bonds, are neither insured nor guaranteed by the U.S. Government, meaning they are only supported by the right of the issuer to borrow from the U.S. Government or by the credit of the agency issuing the obligation. If the Fund invests in a U.S. Government security that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support, and the Fund’s performance could be adversely impacted if there is a deterioration in the financial condition of the issuer. Further, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. Government Securities markets and ultimately the Fund.

Sector Concentration. At times when the Fund emphasizes a particular sector of the fixed income market, the value of the Fund’s net assets will be more susceptible to the financial, market or economic events affecting that sector than would be the case for mutual funds that do not emphasize investment in a particular sector. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s share price.

Performance Information

Following the close of business on October 27, 2023, the Fund acquired the assets of the Oakhurst Fixed Income Fund, a series of F/m Funds Trust (the “Predecessor Fund”) in a tax-free reorganization (the “Reorganization”) that occurred following the close of business on October 27, 2023. Accordingly, the Fund is the successor to the Predecessor Fund, and the performance information of the Fund through October 30, 2023 is that of the Predecessor Fund. The Fund has an investment objective, strategies and policies that are substantially similar to the Predecessor Fund, which was advised by another investment adviser that became the investment sub-adviser to the Fund following the close of the Reorganization (the “Prior Sub-Adviser”).

The bar chart below illustrates the performance of the Fund’s Institutional Shares, which will differ from Retail Shares to the extent that the classes do not have the same expenses and inception dates. As of the date of the Prospectus, Retail Shares have not been offered for sale, so there is no performance information available. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions.

The performance table below shows how the Fund’s average annual total returns for 1 year, 5 year, and 10 year periods compare with those of a broad measure of market performance. The performance information that follows reflects (i) the performance of the Prior Sub-Adviser (and in 2020, the Adviser doing business as the Prior Sub-Adviser) in its role as investment adviser to the Predecessor Fund from inception through the closing of the Reorganization and (ii) the performance of the Prior Sub-Adviser in its roles as investment sub-adviser, responsible for the daily operations of the Fund, from the closing of the Reorganization through April 17, 2025. Prior to April 17, 2025, the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end is available by calling 1-800-292-6775.

7

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information is available by calling 1-800-292-6775.

Institutional Shares
Annual Total Returns (Years Ended December 31)

During the period shown in the chart, the highest quarterly return was 6.26% (for the quarter ended December 31, 2023) and the lowest quarterly return was -5.48% (for the quarter ended March 31, 2022).

The year-to-date total return through September 30, 2025 was 6.36%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2024

Oakhurst Fixed Income Fund	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	2.29%	0.31%	1.84%
Return After Taxes on Distributions	0.69%	-0.94%	0.58%
Return After Taxes on Distributions and Sale of Fund Shares	1.35%	-0.26%	0.88%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management of the Fund

Investment Adviser

F/m Investments LLC is the investment adviser of the Fund.

8

Portfolio Managers

Name	Title with Adviser	Tenure with the Fund
Barry P. Julien, CFA®	Senior Vice President and Senior Portfolio Manager	Since Inception in 2012
John Han, CFA®	Vice President and Portfolio Manager	Since 2023

Purchase and Sale of Fund Shares

	Minimum Initial Investment	Subsequent Minimum Investment
Institutional Class Shares	$100,000	$1,000
Retail Class Shares	$1,000	$100

You can purchase and redeem shares of the Fund only on days the New York Stock Exchange (“NYSE”) is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations, as further detailed in the section entitled “Purchase of Fund Shares – Purchases Through Intermediaries.” Shares of the Fund may also be purchased and redeemed directly through the Company by the means described below.

Purchase and Redemption By Mail:

Oakhurst Fixed Income Fund
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252

Overnight Mail:
Oakhurst Fixed Income Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105-1307

Purchase and Redemption By Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-800-292-6775 to confirm the current wire instructions for the Fund.

Redemption By Telephone:

If you select the option to redeem by telephone on your account application, you may call the Transfer Agent at 1-800-292-6775.

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains. Distributions may be taxable upon withdrawal from retirement accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. More information about the Fund’s investments and portfolio management techniques, and related risks, is included in the Statement of Additional Information (“SAI”).

This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund’s SAI. There is no guarantee that the Fund will achieve its investment objective.

Investment Objectives

The Fund’s investment objective may be changed by the Board of Directors of the Company (the “Board”) without shareholder approval. Shareholders will, however, receive 60 days’ prior notice of any changes. Any such changes may result in the Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

Oakhurst Fixed Income Fund

The investment objective of the Oakhurst Fixed Income Fund (the “Fund”) is total return. Total return for the Fund will consist of income, dividends and capital appreciation.

Investment Strategies

The Fund seeks to achieve its investment objective of total return by investing primarily in a diversified portfolio of investment grade fixed-income securities that the Adviser believes offer the potential for capital appreciation and current income. Using bottom-up research and macroeconomic analysis, the Adviser seeks to construct a portfolio that can provide a return greater than inflation over a complete market cycle. The Adviser expects a complete market cycle will last 3 to 7 years. The Adviser attempts to maximize the total return of the Fund by actively managing the Fund’s average maturity, sector weightings, and specific security holdings. In constructing the portfolio, the Adviser applies a disciplined maturity adjustment strategy that attempts to identify long-term interest rate trend patterns. If the Adviser perceives that a change in interest rates represents a long-term interest rate trend rather than a short-term swing, the Adviser will adjust the Fund’s average maturity. In its efforts to predict interest rate trends, the Adviser monitors the following cyclical factors:

■	Domestic and worldwide inflation;

■	Corporate profits;

■	Budget and trade deficits;

■	Gross Domestic Product and global outlook; and

■	Changes in political, social and regulatory environments.

The Fund’s average maturity will depend on the Adviser’s assessment of both the relative yields available on securities with differing maturities and future changes in interest rates. While the Adviser may take advantage of the entire range of fixed-income maturities, the Fund’s dollar-weighted average maturity, which is the average of all the current maturities of the bonds held in the Fund, will generally range from 90 days up to 10 years. The Fund’s dollar-weighted average maturity will be actively monitored and adjusted based on the Adviser’s view of interest rate trends. The Adviser may sell a security based upon its assessment of interest rate trends or when more attractive opportunities become available.

The Fund may invest in various types of fixed-income securities, including, but not limited to, those issued by the U.S. Government and its agencies, corporate bonds, convertible securities, mortgage-backed and other asset-backed securities and collateralized mortgage obligations. Normally, the Fund will invest at least 80% of its net assets plus any

10

borrowings for investment purposes in investment grade fixed-income securities, but the Fund may invest up to 20% of its net assets in high yield securities, also known as junk bonds. The Fund’s 80% policy may be changed by the Board without shareholder approval. Shareholders will, however, receive 60 days’ prior notice of any changes. These investment percentages are measured at the time of purchase. Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that the Adviser considers to be of comparable quality. If a fixed-income security held by the Fund receives a split rating from two nationally recognized rating agencies, the Adviser will determine which rating is appropriate. The Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. The Fund may invest in Rule 144A securities or other privately placed securities. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its strategies. To the extent consistent with its investment policies, the Fund may invest up to 15% of the value of its net assets in securities or other investments that are deemed illiquid.

Other Fixed-Income Securities Risks

■

Maturity Risk. Longer-term securities tend to have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. The average maturity and duration of the Fund’s fixed-income securities will affect the volatility of the Fund’s Share price. Consequently, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

■

Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer.

■

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold at an advantageous time or price, which could prevent the Fund from selling the security at the approximate price that it is valued or the time it desires to sell. Liquidity risk may be magnified during times of instability in the credit markets, rising interest rates, high selling activity, or other circumstances. If a fixed income security is downgraded or declines in price, the market demand may be limited, making that security difficult to sell. Additionally, the market for certain fixed-income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.

A credit agency’s rating represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings from a credit agency present an inherent conflict of interest because the agency is paid by the entities whose securities they rate. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and a rating may not reflect the fine shadings of risk within a given quality grade.

Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in debt securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity, increased volatility and wider spreads, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing the Fund’s ability to sell such securities.

11

■

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Floating rate securities can be less sensitive to prepayment risk. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the potential for price declines.

■

LIBOR Risk. Certain London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. The 1-, 3- and 6-month U.S. dollar LIBOR settings continued to be published using a synthetic methodology until September 2024. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Risks Associated With Particular Types of Fixed-Income Securities:

■

U.S. Government Securities. Some U.S. Government securities, such as U.S. Government agency notes and bonds, are neither insured nor guaranteed by the U.S. Government, meaning they are only supported by the right of the issuer to borrow from the U.S. Government or by the credit of the agency issuing the obligation. If the Fund invests in a U.S. Government security that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support and the Fund’s performance could be adversely impacted if there is a deterioration in the financial condition of the issuer.

Further, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. Government Securities markets and ultimately the Fund.

■

Mortgage-Backed Securities. Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates because of the need to reinvest prepayments of principal and the possibility of significant unscheduled prepayments resulting from declines in interest rates. Mortgage-backed securities are typically subject to greater prepayment risk during periods when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Non-agency mortgage-backed securities have no direct or indirect government or agency guarantees of payment and may have a limited market especially when there is perceived weakness in the mortgage and real estate market sectors. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise.

12

■

Collateralized mortgage securities may be less liquid and may exhibit greater price volatility than other types of mortgage securities. The value of mortgage-backed securities may be negatively affected by higher interest rates and deteriorating economic conditions and could potentially result in a higher rate of defaults and foreclosures.

■

Corporate Bonds. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest when due than other types of fixed income securities, such as government securities.

■

Other Asset-Backed Securities. Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the structural features such as subordination or overcollateralization and/or provided through credit enhancements by a third-party. Even with a credit enhancement by a third-party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The value of asset-backed securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements or the market’s assessment of the quality of the underlying security.

■

High Yield Securities. High Yield Securities or junk bonds are often considered to be speculative and involve greater risk of default or price changes than investment grade fixed-income securities due to changes in the issuer’s creditworthiness or the market’s perception of an issuer’s creditworthiness. The issuers of these securities may not be as financially strong as the issuers of higher rated securities and these securities may be subject to greater levels of liquidity risk. Prices of High Yield Securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income from its investment.

■

Convertible Securities. Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or carry the right to purchase common stock. Convertible securities consequently often involve attributes of both fixed income and equity instruments, and investment in such securities require analysis of both credit and stock market risks. In general, a convertible security performs more like a stock when the price of the underlying stock is high (because it is assumed that it will be converted into the stock) and more like a bond when the price of the underlying stock is low (because it is assumed that it will mature without being converted). The return and value of an equity security will fluctuate in response to stock market movements. Factors such as earnings, interest rates, political events, war, acts of terrorism, government defaults or shutdowns, public health issues, recessions or other events could have a significant effect on the stock market and the value of convertible securities. Convertible securities rank senior to common stock in a corporations’ capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument and in some instances may be subject to conversion into or an exchange for another security at the option of the issuer.

■

Privately Placed and Rule 144A Securities. Investments in privately placed securities or Rule 144A securities may be less liquid and subject to greater volatility than publicly traded securities. An insufficient number of qualified institutional buyers could adversely affect the marketability of privately placed securities and the Fund may be unable to dispose of such securities promptly or at a reasonable price. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might apply to publicly traded securities.

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

13

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information (including private shareholder information), corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s Adviser and other service providers (including, but not limited to, Fund accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. The Fund and its shareholders could be negatively impacted as a result. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

NON-PRINCIPAL STRATEGIES

Temporary Defensive Position. From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund will indirectly incur the operating expenses of such fund. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its strategies.

Foreign Securities. The Fund may invest in foreign corporate and foreign government debt securities. The Fund’s foreign investments must meet the same quality requirements of its U.S. debt instruments. The Fund’s investments in foreign government debt securities and foreign corporate bonds will generally be U.S. dollar denominated.

Active and Frequent Trading. The Fund may engage in active and frequent trading of its portfolio securities based upon the Adviser’s assessment of the economy and relative values in the fixed income markets.

NON-PRINCIPAL RISKS

Foreign Securities. The value of foreign securities may be affected by the imposition of new government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls, tariffs, increased taxation and confiscation of investor assets. Foreign securities markets, particularly emerging markets, may have limited regulatory oversight and greater price volatility, higher trading costs, difficulties in settlement, limits on foreign ownership and less stringent accounting and disclosure requirements. Changes in the exchange rate between the U.S. dollar and a foreign currency may reduce the value of an investment in a security denominated in that foreign currency.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

14

Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole. Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

15

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Active and Frequent Trading Risk. The Fund’s strategy of investing on a short-term basis might result in a high degree of portfolio turnover. In addition, the Fund’s turnover rate may vary significantly from time to time depending on economic and market conditions. High portfolio turnover rates will increase the Fund’s transaction costs, which can adversely affect the Fund’s performance. A high portfolio turnover rate may also cause higher transaction costs and higher levels of current tax liability to shareholders.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The SAI is incorporated herein.

MANAGEMENT OF THE FUND

Investment Adviser

F/m Investments LLC (the “Adviser”) serves as the investment adviser to the Fund. The Adviser is located at 3050 K Street, NW, Suite 201, Washington, D.C. 20007. The Adviser’s primary business is to provide a variety of investment management services to registered investment companies. The Adviser is responsible for providing a continuous program of investing the Fund’s assets and determining the portfolio composition of the Fund. The Adviser is a majority owned subsidiary of F/m Managers Group, LP, which is a wholly owned subsidiary of 1251 Capital, which is a financial services holding company.

Investment Advisory Fees

The Adviser is paid a fee equal to the annual rate of 0.50% of the Fund’s average daily net assets. During the most recent fiscal year ended August 31, 2025, the Fund paid investment advisory fees (after fee reductions) equal to 0.36% of average daily net assets. The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Adviser has entered into a contractual agreement with the Fund to December 31, 2026, under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to an amount not exceeding a percentage of average daily net assets applicable to a share class as follows:

Retail Shares	0.85%
Institutional Shares	0.60%

Any such fee reductions by the Adviser or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund for a period of 3 years following the date such fees were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limits as of the time of either the waiver or the reimbursement. The contractual agreements are currently in effect for two years following the Reorganization.

16

Portfolio Managers

The SAI contains additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares of the Fund.

Barry P. Julien, CFA® - Mr. Julien is Chief Investment Officer of the Adviser and Senior Vice President and Senior Portfolio Manager of the Adviser. Prior to November 16, 2020, he was Managing Director and Chief Investment Officer of First Western and lead portfolio manager on First Western’s investment grade strategies. Prior to joining First Western in June 2008, Mr. Julien was President and Chief Investment Officer at McKee Investment Management, and subsequently a Principal at Stonebridge Capital Management where he managed the company’s fixed income portfolio. Mr. Julien graduated cum laude from the University of California at San Diego with a BA in Economics and he earned his MBA from the Haas School of Business at the University of California at Berkeley where he was awarded the Sutro Fellowship in Finance. He is a CFA charterholder and a member of CFA® Society of Los Angeles. Mr. Julien has been responsible for the day-to-day management of the Fund since its inception date.

John Han, CFA®, CPA® - Mr. Han is Vice President and Portfolio Manager of the Adviser and has been responsible for the day-to-day management of the Predecessor Fund since January 2023. Mr. Han joined the Adviser in November 2020 when his prior firm, First Western, was acquired. Prior to First Western, Mr. Han was Vice President of Leveraged and Sponsor Finance at East West Bank. Prior to that, he was an Assistant Vice President of Private Debt at Midcap Financial. He has also held positions at the CIM Group and Houlihan Lokey. Mr. Han began his career at KPMG LLP as a Manager in the Structured Finance Group.

17

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Institutional Class and the Retail Class of Shares of the Fund are priced at their NAV. The NAV per share of each class of Shares of the Fund are calculated as follows:

Value of Assets Attributable to a Class
NAV =	-Value of Liabilities Attributable to the same Class
Number of Outstanding Shares of the Class

The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. Due to the fact that different expenses are charged to each Class of Shares, the NAV of each Class of the Fund may vary. The Fund will effect purchases of Fund Shares at the NAV next calculated after receipt by the Transfer Agent of your purchase order in good order. The Fund will effect redemptions of Fund Shares at the NAV next calculated after receipt by the Transfer Agent of your redemption request in good order as described below.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and deemed representative of market values at the close of the market. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded and closed-end funds will be valued at their market price.

If market quotations are unavailable or deemed unreliable by the Fund’s administrator, in consultation with the Adviser, securities will be valued by the Adviser, as valuation designee, in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its Shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Board. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Market Timing

In accordance with the policy adopted by its Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after

18

acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, it may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in its judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by Quasar Distributors, LLC (the “Distributor”).

General. You may also purchase Shares of the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company’s records. The minimum initial investment in the Fund for Institutional Class Shares is $100,000. The minimum initial investment in the Fund for Retail Class Shares is $1,000. There is a minimum amount of $1,000 and $100 for subsequent investment in Institutional Class Shares and Retail Class Shares, respectively. The minimum initial investment requirements may be reduced or waived from time to time. You can purchase Shares of the Fund only on days the NYSE is open and through the means described below.

Purchases Through Intermediaries. Shares of the Fund may also be available through Service Organizations. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose minimum investment requirements. Service Organizations may also impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service

19

Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund’s NAV next computed after such orders are deemed to have been received by the Service Organization or its authorized designee.

For administration, sub-accounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

In addition to fees that the Fund may pay to a Service Organization under a Plan of Distribution for the Retail Class Shares, the Fund may enter into agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for networking, sub-transfer agency, sub-administration and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Service Organization or (2) a fixed dollar amount for each account serviced by the Service Organization. The aggregate amount of these payments may be substantial.

Shares of the Fund may also be available on brokerage platforms of firms that have agreements with the Company to offer such Shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Shares of the Fund through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.

Purchases By Telephone. Investors may purchase additional Institutional Class Shares of the Fund by calling (toll free) 1-800-292-6775. If you elected this option on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m. Eastern Time, your shares will be purchased at the NAV calculated on the day your order is placed.

Telephone trades must be received by or prior to market close for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Transfer Agent at the address noted below, together with a check payable to the Fund. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares.

Regular Mail	Overnight or Express Mail
Oakhurst Fixed Income Fund	Oakhurst Fixed Income Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
PO Box 219252	801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

20

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Fund. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

Initial Investment By Wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:
U.S. Bank National Association
777 East Wisconsin Ave
Milwaukee WI 53202
ABA 075000022

Credit:
U.S. Bancorp Fund Services
Account #112-952-137

For Further Credit to:
Oakhurst Fixed Income Fund
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments – By Wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Telephone Purchase. Investors may purchase additional Shares of the Fund by calling 1-800-292-6775. If you did not decline this option on your account application, and your account has been open for at least 7 business days, telephone orders, in amounts of $100 or more, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern Time, your Shares will be purchased at the NAV calculated on the day your order is placed.

In order to arrange for telephone options after an account has been opened or to change your bank account, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source.

Additional Investments. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. Initial and additional purchases made by check or electronic funds transfer (ACH) cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

21

Automatic Investment Plan. Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through an automatic investment plan (the “Automatic Investment Plan”). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the Automatic Investment Plan, each purchase must be in the amount of $250 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s Transfer Agent will charge a $25 fee to your account. To begin participating in the Automatic Investment Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s Transfer Agent at 1-(800)-292-6775 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to the intended termination date.

Retirement Plans/IRA Accounts. The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-292-6775 for information on:

■	Individual Retirement Plan, including Traditional IRAs and Roth IRAs

■	Small Business Retirement Plans, including Simple IRAs and SEP IRAs

■	Coverdell Education Savings Accounts

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Purchases in Kind. In certain circumstances, shares of the Fund may be purchased “in-kind” (i.e., in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividends, subscriptions, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund’s total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b.	employees of the Adviser and their spouses, parents and children; and

c.	Directors of the Company.

Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

22

Purchases of the Fund’s shares will be made in full and fractional Shares of the Fund calculated to three decimal places. Certificates for Shares will not be issued.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered (i.e., the purchase request includes the name of the Fund; the dollar amount of Shares to be purchased; your account application or investment stub; and a check payable to the Fund). Purchase requests not in good order may be rejected.

Customer Identification Program. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Company’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. If you need additional assistance when completing your account application, please contact the Transfer Agent at 1-800-292-6775.

Applications without the required information, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

You may redeem Shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. You can redeem Shares of the Fund only on days the NYSE is open and through the means described below.

You may redeem Shares of the Fund by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to Oakhurst Fixed Income Fund, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or for overnight delivery to Oakhurst Fixed Income Fund, c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, MO 64105-1307 and must include:

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

■	If ownership is being changed on your account;

■	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;

■	When redemption proceeds are payable or sent to any person, address or bank account not on record;

■	For all redemptions in excess of $100,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

23

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Redemption By Telephone. If you did not decline telephone options on your account application, you may initiate a redemption of Shares in the amount up to the total value of the account by calling the Transfer Agent at 1-800-292-6775.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

In order to arrange for telephone options after an account has been opened or to change your bank account, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or their agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

IRA and other retirement plan redemptions. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-800-292-6775. Investors will be asked whether or not to withhold taxes from any distribution.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Company may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC and the Company’s Policy and Procedure Related to the Processing of In-Kind Redemptions. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until

24

their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when your request includes: (1) the name of the Fund, (2) the number of Shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Redemption requests not in good order may be delayed.

Involuntary Redemption. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your Shares in the Fund on 30 days’ written notice if the value of your Shares is less than the minimum investment requirement for Retail Shares (due to redemption), or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your Shares in the Fund to the minimum amount within the 30-day period. In addition, all Shares of the Fund are subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Dividends and Distributions

The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund’s shareholders. All distributions are reinvested in the form of additional full and fractional Shares unless you elect otherwise.

The Fund will declare and pay dividends from net investment income monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

The ex-dividend, record and payable dates of any annual distribution will be available by calling 1-800-292-6775.

All distributions are reinvested in the form of additional full and fractional shares unless you elect one the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund Shares; (2) receive capital gain distributions in cash while reinvesting dividends in additional Fund Shares; or (3) receive all distributions in cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account as any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund Shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

25

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

The Fund may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to the Fund’s investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by the Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from a REIT reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s Shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your applicable Fund Shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of the Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of those foreign taxes paid by the Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Fund is not eligible or chooses not to make this election, the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your Shares based on the difference between your cost basis in the Shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund Shares for over twelve months at the time you dispose of them.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a Shares disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of

26

the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

For Shares acquired on or after January 1, 2012, the Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such Shares are sold. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your Shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such Shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Fund’s interest income from U.S. obligors, and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of Shares of the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

Shares of the Fund have not been registered for sale outside of the United States and certain U.S. territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the Fund’s SAI.

27

Distribution Arrangements

The Board has adopted a Plan of Distribution for Retail Class Shares of the Fund (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25%, of the Retail Class Shares, on an annualized basis of the average daily net assets of the Retail Class Shares of the Fund. The actual amount of such compensation under the Plan is agreed upon by the Company’s Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing the Prospectus and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See “Purchases Through Intermediaries” above. The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Institutional Shares are not subject to any 12b-1 fees.

28

ADDITIONAL INFORMATION

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate Prospectuses and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Transfer Agent toll-free at 1-800-292-6775 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholder, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-800-292-6775 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

29

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years. The financial information presented for each applicable period is that of the Fund. The Fund has adopted the financial statements of the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements and has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, are included in the annual report dated August 31, 2025, which is available upon request.

30

OAKHURST FIXED INCOME FUND
INSTITUTIONAL SHARES
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For The Year Ended Aug. 31, 2025	For The Year Ended Aug. 31, 2024(1)	For The Year Ended Aug. 31, 2023	For The Year Ended Aug. 31, 2022	For The Year Ended Aug. 31, 2021
PER SHARE OPERATING PERFORMANCE
Net asset value at beginning of period	$8.90	$8.56	$8.90	$10.28	$10.40
Net investment income/(loss)(3)	0.35	0.34	0.27	0.19	0.15
Net realized and unrealized gain/(loss) from investments	(0.02)	0.35	(0.33)	(1.26)	— (2)
Net increase/(decrease) in net assets resulting from operations	0.33	0.69	(0.06)	(1.07)	0.15

Dividends and distributions to shareholders from:
Net investment income	(0.36)	(0.35)	(0.28)	(0.22)	(0.21)
Net realized gains on investments	—	—	—	(0.09)	(0.06)
Total distributions	(0.36)	(0.35)	(0.28)	(0.31)	(0.27)

Net asset value, end of period	$8.87	$8.90	$8.56	$8.90	$10.28
Total investment return/(loss)(4)	3.86%	8.21%	(0.62)%	(10.59)%	1.42%

RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000’s omitted)	$105,461	$124,798	$115,408	$119,410	$126,210

Ratio of expenses to average net assets with waivers and/or reimbursements(5)	0.60%	0.58%	0.60%	0.60%	0.60%

Ratio of expenses to average net assets without waivers and reimbursements(5)	0.74%	0.78%	0.78%	0.84%	0.80%

Ratio of net investment income/(loss) to average net assets with waivers(6)	3.99%	3.97%	3.16%	1.97%	1.45%

Portfolio turnover rate	63%	41%	36%	48%	52%

(1)

Prior to the close of business on October 27, 2023, the Fund was a series (the “Predecessor Fund”) of F/m Funds Trust, an open-end management investment company organized as an Ohio business trust. The Predecessor Fund was reorganized into the Fund following the close of business on October 27, 2023 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to October 30, 2023 included herein is that of the Predecessor Fund.

(2)	Rounds to less than $0.01 per share.
(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return is calculated assuming a purchase of Shares on the first day and a sale of Shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Had the Adviser not reduced/waived its fees, the total returns would have been lower.

(5)	These ratios exclude the impact of expenses of the underlying exchange traded funds in which the Fund invests.
(6)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

31

PRIVACY NOTICE
FACTS	WHAT DOES THE OAKHURST FIXED INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Oakhurst Fixed Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Oakhurst Fixed Income Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-292-6775

32

What we do
How does the Oakhurst Fixed Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Oakhurst Fixed Income Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● F/m Investments LLC, the Investment Adviser to the Oakhurst Fixed Income Fund could be deemed to be affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Oakhurst Fixed Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Oakhurst Fixed Income Fund does not currently have any joint marketing arrangements with other financial institutions.

33

OAKHURST FIXED INCOME FUND
of The RBB Fund, Inc.
(December 31, 2025)

FOR MORE INFORMATION

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund are available free of charge, upon request, including:

Annual/Semi-Annual Reports:

The Fund’s annual and semi-annual reports contain additional information about the Fund’s investments, describes the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information:

The Fund’s SAI, dated December 31, 2025, has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the annual and semi-annual reports, by calling 1-800-292-6775. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of this Prospectus). The SAI is available by visiting www.fminvest.com or copy may be obtained by calling 1-800-292-6775.

Shareholder Inquiries:

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9:00 a.m. to 8:00 p.m. (Eastern Time) Monday-Friday. Call: 1-800-292-6775.

Purchases and Redemptions:

Call your registered representative or 1-800-292-6775.

Written Correspondence

Post Office Address:	Oakhurst Fixed Income Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252
Street Address:	Oakhurst Fixed Income Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Avenue, Suite 219252 Kansas City, MO 64105-1307

Securities and Exchange Commission:

You may view and copy information about the Company and the Fund, including the SAI, by visiting the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05518

Oakhurst-Pro-25

STATEMENT OF ADDITIONAL INFORMATION

OAKHURST FIXED INCOME FUND

Institutional Shares Ticker Symbol: OHFIX

Retail Shares Ticker Symbol: (NOT OFFERED FOR SALE)

a series of THE RBB FUND, INC.

December 31, 2025

Investment Adviser:

F/m Investments LLC

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of the Oakhurst Fixed Income Fund, (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus and should be read only in conjunction with the Fund’s current Prospectus (the “Prospectus”) dated December 31, 2025, a copy of which may be obtained without charge by writing c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-800-292-6775. The Prospectus is incorporated by reference into this SAI.

The Oakhurst Fixed Income Fund is an accounting successor of Oakhurst Fixed Income Fund a series of F/m Funds Trust (the “Predecessor Fund”)  The financial statements and financial highlights for the Fund (File No. 033-20827) for the fiscal year ended August 31, 2025, which are contained in the annual report for that fiscal year, are hereby incorporated herein by reference into this SAI. These financial statements have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report thereon is incorporated herein by reference. No other part of the Annual Report is incorporated by reference herein.

GENERAL INFORMATION	1
INVESTMENT OBJECTIVES	1
INVESTMENT POLICIES AND RISKS	1
INVESTMENT LIMITATIONS	17
PORTFOLIO HOLDINGS INFORMATION	19
PORTFOLIO TURNOVER	20
MANAGEMENT OF THE COMPANY	21
CODE OF ETHICS	29
PROXY VOTING	29
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	29
INVESTMENT ADVISORY AND OTHER SERVICES	30
Investment Adviser	30
The Portfolio Managers	31
Administration And Accounting Agreement	32
Custodian Agreement	33
Transfer Agency Agreement	33
Distribution Agreement and Plan of Distribution	34
12b-1 Plan	35
FUND TRANSACTIONS	35
SECURITY LENDING	37
PURCHASE AND REDEMPTION INFORMATION	37
TELEPHONE TRANSACTION PROCEDURES	38
VALUATION OF SHARES	39
TAXES	39
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	41
MISCELLANEOUS	42
FINANCIAL STATEMENTS	42
APPENDIX A	A-1
APPENDIX B	B-1

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 101 separate portfolios.  The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988.  This SAI pertains only to the shares of the Fund. F/m Investments LLC (the “Adviser”) serves as the investment adviser to the Fund. The Fund has registered two classes of shares: Institutional Shares and Retail Shares. Retail Shares have not commenced operations as of the date of the SAI.

Following the close of business on October 27, 2023, the Predecessor Fund reorganized each class of its Shares into the Fund of the Company as follows (each, a “Reorganization”):

F/m Funds Trust	Company
Oakhurst Fixed Income Fund	Oakhurst Fixed Income Fund

INVESTMENT OBJECTIVES

The following supplements the information contained in the Prospectus concerning the investment objectives of the Fund.

The investment objective of the Fund is total return.

There can be no guarantee that the Fund will achieve its investment objective.

INVESTMENT POLICIES AND RISKS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund. To the extent an investment policy or risk is discussed in this SAI but not in the Prospectuses, such policy is not a principal policy or risk of the Fund. Except as indicated, the information below relates only to the Fund that is authorized to invest in the instruments or securities described below. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Artificial Intelligence - Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Asset-Backed Securities - In addition to CMOs, the Fund may invest in other asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Fund may invest in other asset-backed securities, including those that may be developed in the future.

The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

1

Bank Debt Instruments - Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured up to prescribed limits by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will be subject to a Fund’s policy with respect to illiquid investments.

These bank debt instruments are generally not insured by the FDIC or any other government agency, except that certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund, underlying funds, and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund, underlying funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund, underlying funds, and issuers in which they invest.

Borrowing and Pledging - The Fund may borrow from banks for the clearance of securities transactions and may pledge assets in connection with borrowings. The Fund’s policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in the Fund’s net asset value (“NAV”) until the borrowing is repaid. Borrowing involves the creation of a liability and money borrowed by the Fund will be subject to interest expense and other costs.

The Fund has established an uncommitted senior secured line of credit with its custodian that permits the Fund to borrow money for the purposes of maintaining necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided, however, that the Fund will not purchase any additional investments while such borrowings are outstanding. The Fund is required to maintain specified asset coverage with respect to borrowings under requirements of the 1940 Act and the terms of the loan agreements. During the August 31, 2025 fiscal year, the Fund did not borrow under the line of credit.

The risks of borrowing include higher volatility in the Fund’s NAV and the relatively greater effect on its NAV caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in the Fund’s NAV than if the Fund had not borrowed money. In an extreme case, if the Fund’s current investment income was not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inopportune time.

Collateralized Mortgage Obligations - The Fund may invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect the Fund’s share price. The Adviser will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Fund.

2

Commercial Paper - Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due, and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1. Fitch’s highest rating for commercial paper is F1 which indicates the strongest capacity for repayment of financial commitments. Fitch’s short-term ratings provide an opinion on the vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Convertible Securities - The Fund may invest in convertible securities, which may include bonds and preferred stocks. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible debt security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

3

Corporate Debt Securities - The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

The Fund may invest in corporate debt securities of foreign issuers that are denominated in foreign currency. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in domestic securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Cyber Security Risk - The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser, and the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Economic and Market Events Risk and Geopolitical Risk - Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market's expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund's investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

4

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund's inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund's performance, and cause losses on your investment in the Fund.

The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Fund will be worth less in the future as inflation decreases the present value of money. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or results of operations of companies in which the Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Emerging Market Debt - An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy. Investments in debt securities of governments of emerging market countries can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies. Moreover, certain participants in the secondary market for the sovereign debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, including the Fund.

The ability of an emerging country governmental issuer to make timely payments on its obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and adversely affect its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country issuer’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

5

To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.

Equity Securities - Equity securities generally take on the form of common stocks or preferred stocks as well as securities convertible into common stock. Equity securities represent a proportionate share of the ownership of a company and their value is based on the success of the company as well as general market conditions. Equity securities may also include warrants, rights or equity interests in trusts, partnerships, joint ventures or similar enterprises. Equity securities are subject to inherent market risks and fluctuations. Equity securities may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. Equity securities tend to move in cycles and may experience periods of turbulence and instability.

Foreign Securities - Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. International trade tensions and the imposition of tariffs (or other trade restrictions, including economic sanctions) by the U.S. or other countries may adversely affect the price of foreign securities. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

6

Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a state or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a state’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a state’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

7

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a state or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a state’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a state’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by the Fund. For example, EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. European financial markets have recently experienced volatility and have been adversely affected by concerns of economic downturns, credit rating downgrades, rising government debt and possible default on or restructuring of government debt in several European countries.

The risk of investing in Europe may be heightened due to the steps taken by the UK to officially withdraw from the EU on January 31, 2020 (commonly known as “Brexit”). The UK and the EU signed the Trade and Cooperation Agreement (“TCA”) on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. While the long-term effects of Brexit are currently unknown, Brexit has already resulted in volatility in European and global markets. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact companies or foreign exchange rates in a different country or region. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Some governmental authorities at times have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on the financial markets. The withdrawal of support, failure of efforts in response to a financial crisis or investor perceptions that these efforts are not succeeding could negatively affect financial markets in general as well as the values and liquidity of certain securities. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that the Fund could be prohibited from investing in securities issued by companies subject to such restrictions. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country.

8

If the Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country or particular market, it will have more exposure to regional and country economic risks than a fund that invests throughout the world’s economies. A recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent the Fund invests in the securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Illiquid Securities - The Fund may invest in illiquid securities, which are those that the Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Generally, these investments include, among others: (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers); and (ii) repurchase agreements that mature in more than seven days. Pursuant to Rule 22e-4 under the 1940 Act (“Rule 22e-4” or the “Liquidity Rule”), the Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. The Fund has established a liquidity risk management program and related procedures to manage the liquidity risks of the Fund in accordance with Rule 22e-4 under the 1940 Act. The Fund has designated the Adviser as the administrator of the liquidity risk management program, responsible for classifying the liquidity of each portfolio investment and assessing, managing and periodically reviewing the Fund’s liquidity risks. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Liquidity risk may result from the lack of an active market, a reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the value of the Fund’s investments. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing the Fund’s ability to sell such securities. Generally, there is less public information available about issuers of securities that are not publicly traded than issuers of publicly traded securities.

Investment Company Shares - The Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds. The Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the investment adviser waives its management fee in an amount necessary to offset any sales charge or service fee. The Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). In addition, the Securities and Exchange Commission (“SEC”) adopted Rule 12d1-4 under the 1940 Act in November 2020, which allows, subject to certain conditions, the Fund is to invest in other registered investment companies, including exchange-traded funds (“ETFs”), and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d) of the 1940 Act. In the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. For example, Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.

9

Exchange-Traded Funds. An ETF is an investment company that holds a portfolio of common stock or bonds generally designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices or bond prices, or that the prices of stocks or bonds within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the expenses of the Fund. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the NAV of the Fund; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Fund may acquire.

LIBOR Risk - Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

Lower Rated Debt Securities - Lower-rated debt securities (commonly called “junk” bonds) are rated less than “investment grade” by a nationally recognized statistical rating agency (“NRSRO”) or determined to be of comparable creditworthiness by the Adviser. Securities rated in any category below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by S&P or Fitch Ratings, Inc. (“Fitch”) are generally considered to be “junk” bonds. Lower-rated debt securities are often considered to be speculative and involve greater risk of default or price changes than higher-rated securities due to changes in the issuer’s creditworthiness. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund’s shares, and an increase in issuers’ defaults on such securities. The Fund may invest, at the time of purchase, up to 20% of its net assets in lower rated debt securities and will promptly sell these securities as necessary in order to limit its aggregate investments in such securities to 20% of net assets. This may cause the Fund to suffer a loss.

10

Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) at the time of purchase by at least one NRSRO, or unrated securities that the Adviser considers to be of comparable quality. If a fixed-income security held by the Fund receives a split rating from two NRSROs the Adviser will determine which rating is appropriate.

The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

See Appendix A to this SAI for a description of the credit ratings assigned by Moody’s, S&P and Fitch.

Mortgage-Related Securities - Mortgage-related securities are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related entities. The value of some mortgage-related securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates because of the need to reinvest prepayments of principal and the possibility of significant unscheduled prepayments resulting from declines in interest rates. In addition, in the case of privately issued mortgage-related and asset-backed securities, the Fund takes the position that such instruments do not represent interests in any particular industry or group of industries. The Fund will invest at least 25% of its total assets in mortgage-related securities.

Mortgage Pass-Through Securities - Mortgage “pass-through” securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

11

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) (“Ginnie Mae”) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”)). The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers.

Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Freddie Mac, a government-sponsored corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases on their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. Although the mortgage-backed securities purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings from AAA to AA+, based on their direct reliance on U.S. Government support (although that rating did not directly relate to their mortgage-backed securities). No assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.

Since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid.

12

Mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit enhancements arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicles in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

If the Fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the Fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The Fund may also invest in commercial mortgage-backed securities (“CMBS”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Municipal Bonds - The Fund may invest in municipal bonds which represent debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may, in the opinion of bond counsel to the issuer at the time of issuance, be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

13

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds are subject to the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the Fund’s performance.

Negative Interest Rates - Certain European countries and Japan have experienced negative interest rates on deposits and debt instruments have traded at negative yields. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. If a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

Pay-In-Kind Securities - Pay-In-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. The market prices of pay-in-kind securities generally are more volatile than the prices of securities that pay interest in cash and pay-in-kind securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar credit quality and maturities.

Preferred Stock - Preferred stock has a preference in liquidation (and generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks in which the Fund invests will be rated investment grade by S&P, Moody’s and Fitch, or, if unrated, of comparable quality in the opinion of the Adviser.

14

Real Estate Investment Trusts (“REITs”) - The Fund may invest in REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. Recent tax reform legislation permits a direct REIT shareholder to claim a 20% qualified business income deduction for ordinary REIT. The Fund may be able to designate dividends to shareholders as eligible for the qualified business income deduction.

Repurchase Agreements - The Fund may invest in repurchase agreements fully collateralized by obligations issued or guaranteed by the U.S. Government. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the Fund’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.

Restricted Securities - Restricted securities, including securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”), may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Company’s Board of Directors (the “Board”), with the assistance of the Adviser. It may be difficult to sell restricted securities at prices representing their fair market value. If registration of restricted securities is necessary, a considerable period of time may elapse between the decision to sell and the effective date of the registration statement. During that time, the price of the securities to be sold may be affected by adverse market conditions.

U.S. Government Securities - U.S. Government securities are obligations of, or guaranteed by, the U.S. Treasury, or by various agencies or instrumentalities of the U.S. Government. Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, Ginnie Mae, the FNMA, the FHLMC, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by Ginnie Mae, are supported by the full faith and credit of the U.S. Government. Other U.S. Government securities, such as the Federal Home Loan Banks, are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury, while others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

15

In the case of U.S. Government securities not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

Government debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systematic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due, which may adversely impact the value of certain instruments held by the Fund. In the worst case, unsustainable debt levels could cause long-term declines in the valuation of the U.S. dollar and prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in both the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of certain types of debt.

Zero Coupon Bonds and Treasury STRIPS - U.S. Government securities include “zero coupon” securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidence of receipt of such securities. STRIPS are zero coupon securities that represent U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value represents the difference between its face value at the time of maturity and the price when it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. In anticipation of an interest rate decline, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities with similar maturity and credit qualities.

Variable and Floating Rate Securities - Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

16

The Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

When-Issued Securities - The Fund may purchase securities on a forward commitment or when-issued basis. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. Notwithstanding the requirements of Section 18 of the 1940 Act, the Fund may invest in a security on a when-issued or forward settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (1) the Fund intends to physically settle the transaction; and (2) the transaction will settle within 35 days of its trade date. Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund’s payment obligation). The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date.

Warrants and Rights - Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants, but normally have a shorter duration and are distributed by the issuer to its shareholders. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Temporary Defensive Positions - From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund will indirectly pay the operating expenses of such fund. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

17

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding Shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise noted, the Fund’s investment goals and strategies described in the Prospectus may be changed by the Board without the approval of the Fund’s shareholders.

The Fund:

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

4. Real Estate. The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

5. Commodities. The Fund will not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act, as amended, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

18

7. Concentration. The Fund will not invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the mortgage-backed securities industry, which shall include agency and non-agency mortgage-backed securities. For purposes of the foregoing concentration policy, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities that are not mortgage-backed securities or repurchase agreements with respect thereto shall not be considered part of any industry.

Non-Fundamental. The following limitations have been adopted by the Fund and are “non-fundamental,” i.e., they may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitations (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

3. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of the Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, Board, officers, or third-party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders.  The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund.  It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities.  As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Generally, after the 30th business day of the month following each month end, the Fund may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations. In addition, generally after the 30th business day of the month following each month end, the Fund may post to its website a list of its top ten holdings or full portfolio holdings at the discretion of the Adviser. The timing, frequency and type (i.e., ratings/rankings/holdings) of disclosure may change at the Adviser’s discretion, as well as whether to post to the Fund’s website.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the administrator, accounting agent and transfer agent; Cohen & Company, Ltd., the Fund’s independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Fund’s proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.  Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

19

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders.  Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions.  The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings.  The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures.  As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures.  In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.  Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officers or third party service providers to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

The Fund's portfolio turnover rates for the two most recent fiscal years are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

Fiscal Year Ended August 31, 2025	Fiscal Year Ended August 31, 2024
63%	41%

20

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

21

Directors, Advisory Board Members, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

22

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 65	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A

23

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

24

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

25

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios of the Company and The RBB Fund Trust (together, the “Fund Complex”) (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities for the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTORS
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

26

Director, Advisory Board Member, and Officer Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

27

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Fund Complex, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $1,060,000 in the aggregate from all series of the Fund Complex for its services, and $32,809 from the Fund. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary, and are compensated for services provided.

For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund Complex in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$2,600	N/A	N/A	$406,250
Lisa A. Dolly, Director	$2,472	N/A	N/A	$363,750
Nicholas A. Giordano, Director	$2,480	N/A	N/A	$369,250
Arnold M. Reichman, Director and Chair	$3,243	N/A	N/A	$476,750
Robert A. Straniere, Director(1)	$968	N/A	N/A	$101,250
Martha A. Tirinnanzi, Director	$2,145	N/A	N/A	$336,000
Interested Director:
Robert Sablowsky, Director and Vice Chair	$3,065	N/A	N/A	$466,750
Brian T. Shea, Director	$2,392	N/A	N/A	$380,500
Disinterested Advisory Board Members:
Eugene Podsiadlo(2)	$0	N/A	N/A	$0
Officers:
Steven Plump, President	$677	N/A	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer, and Secretary	$870	N/A	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$693	N/A	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$319	N/A	N/A	$200,000

(1)	Mr. Straniere retired from his role as a Director effective January 2025.
(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

28

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Director Emeritus	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Julian Brodsky	$0	N/A	N/A	$106,250
Robert Straniere	$0	N/A	N/A	$84,375

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight.  In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund.  The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser will vote proxies in accordance with its Proxy Policies and Procedures, which are included in Appendix B to this SAI. The Adviser’s Proxy Voting Policies and Procedures describe how it intends to vote proxies relating to the Fund’s portfolio securities.

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX.  The Fund’s proxy voting record for the most recent 12-month period ended June 30th is available without charge upon request by calling 1-800-292-6775, or on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2025, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund or class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

29

Class, Shareholder Name and Address	Percentage of Shares Owned as of December 1, 2025
Oakhurst Fixed Income Fund — Institutional Class:
National Financial Services, LLC 499 Washington Boulevard, 4th Floor Jersey City, New Jersey 07310-2010	55.76%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105-1901	43.98%

As of December 1, 2025, Directors and Officers as a group owned less than 1% of the outstanding shares of each class of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Fund's investment adviser is F/m Investments LLC (the “Adviser”), located at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007. The Adviser is a majority owned subsidiary of F/m Managers Group, LLC, which is a wholly owned subsidiary of 1251 Capital, a financial services holding company. Prior to the Reorganization, Oakhurst Capital Management, LLC served as the investment adviser to the Predecessor Fund (the “Initial Adviser”).

Advisory Agreement with the Company. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”). Subject to the supervision of the Board, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

The Fund pays the Adviser a monthly fee computed at the annual rate of 0.50% of its average daily net assets.

The Adviser has entered into a contractual agreement with the Fund until December 31, 2026, under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to an amount not exceeding 0.60% of the average daily net assets attributable to Institutional Shares of the Fund and 0.85% of the average daily net assets attributable to Retail Shares of the Fund. The contractual agreement for the Fund is currently in effect for two years following the Reorganization. Any payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund for a period of three years following the fiscal year in which such fees were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limitations as of the time of the waiver or repayment.

30

Except as otherwise noted in the Advisory Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

The Advisory Agreement provides that the Adviser shall, at all times, have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

The Fund and Predecessor Fund paid the Adviser and Initial Adviser the following advisory fees, including waivers and reimbursements for the past three fiscal years:

	Management Fees Accrued	Waivers and/or Reimbursements	Net Management Fees Paid to Adviser
For the fiscal year ended August 31, 2025	$661,098	$186,303	$474,795
For the fiscal year ended August 31, 2024	$570,542	$224,568	$345,974
For the fiscal year ended August 31, 2023	$546,639	$217,089	$329,550

The Portfolio Managers

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts (other than the Fund with respect to which information is provided) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. This information is provided as of August 31, 2025.

31

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Barry P. Julien, CFA®	Other Registered Investment Companies:	4	$61 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	449	$769 million	0	$0
John Han, CFA®	Other Registered Investment Companies:	6	$211 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	6	$17 million	0	$0

Description of Compensation.  The Portfolio Managers are paid a base salary and may receive a discretionary bonus depending on, among other things, the financial results of the Adviser.

Conflict of Interest. The investment strategies of the Fund and other accounts managed by the Portfolio Managers are similar. The Adviser has adopted policies and procedures designed to address conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients come first.

Securities Ownership. As of August 31, 2025, the Portfolio Managers owned securities of the Fund in the amount set forth in the table below.

Portfolio Manager*	Dollar Value of Securities Beneficially Owned
Barry P. Julien, CFA®	None
John Han, CFA®	None

*	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

32

Administration And Accounting Agreement

Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as fund administrator to the Fund pursuant to a fund administration servicing agreement and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”).  Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company.  These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company.

The Fund paid Fund Services the following fees for the fiscal year ended August 31, 2025:

Administration and Accounting Fees Paid
For the fiscal year August 31, 2025	$91,330
For the fiscal year August 31, 2024*	$99,300

*	Effective October 30, 2023, Fund Services serves as fund administrator, fund accountant, and transfer agent to the Fund.

Previous Administrators and Transfer Agents: Prior to October 30, 2023, Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, served as the Administrator, Fund Accountant and Transfer Agent to the Predecessor Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement.

Prior to October 30, 2023, the administration, accounting and transfer agent fees paid to Ultimus by the Predecessor Fund are as follows:

Administration, Accounting and Transfer Agent Fees Paid
For the fiscal year August 31, 2024	$20,176
For the fiscal year August 31, 2023	$151,298

Custodian Agreement

U.S. Bank, N.A., (the “Custodian”), 1555 North RiverCenter Drive, Milwaukee, Wisconsin 53212, Suite 302, is custodian of the Fund’s assets pursuant to a custodian agreement (the “Custodian Agreement”).  Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio investments on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio investments; and (e) makes periodic reports to the Board concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any affiliate, sub-custodian or domestic sub-custodian.  For its services to the Fund under the Custodian Agreement, the Custodian receives a fee based on the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund. Fund Services and the Custodian are affiliates.

33

Transfer Agency Agreement

Fund Services, also serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”), under which Fund Services:  (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Fund.  Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Fund under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Fund and the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program.  In addition, Fund Services provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

Distribution Agreement and Plan Of Distribution

Quasar Distributors, LLC (the “Distributor”), whose principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the underwriter to the Fund pursuant to the terms of a distribution agreement (the “Distribution Agreement”).  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  The Distributor is not affiliated with the Company or Adviser.

Under the Distribution Agreement with the Fund, the Distributor serves as the agent of the Company in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund.  With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements.  These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.  These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary.  The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary.  The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective.  The Adviser pays the Distributor a fee for certain distribution-related services.

34

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Rule 12b-1 Plan

As described in the Prospectus, the Fund has adopted a Rule 12b-1 plan (the “Plan”) for its Retail Shares. The Plan, among other things, permits the Retail Shares to pay the Distributor a quarterly service fee at annual rates not exceeding 0.25% of the assets of the Retail Shares as compensation for its services as principal underwriter of the shares of such classes. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Fund’s Board, including a majority of the Directors who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement. The principal types of activities for which payments under the Plan may be made include payments to intermediaries for shareholder servicing, for “no transaction fee” or wrap programs, and for retirement plan recordkeeping. Payments under the Plan also may be made for activities such as advertising, printing and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing charges. The Company believes that the Plan benefits the Company by increasing net sales of the Fund (or reducing net redemptions), potentially allowing the Fund to benefit from economies of scale.

The Plan may be terminated by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. The Plan may be amended by vote of the relevant Directors, including a majority of the relevant independent Directors, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Fund’s Directors review quarterly a written report of such costs and the purposes for which such costs have been incurred.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Directors and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the relevant class.

FUND TRANSACTIONS

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund's portfolio transactions. Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter markets are generally principal transactions with dealers. With respect to the over-the-counter markets, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under circumstances where better price and execution are available elsewhere.

35

In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Company as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Brokerage Transactions

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Company and to other accounts over which it exercises investment discretion.

The Fund and Predecessor Fund paid $12,705, $0, and $0 in brokerage commissions during the fiscal years ended August 31, 2025, 2024, and 2023.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing its other advisory accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board and the Adviser that the provision of such research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Advisory Agreements.

While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers. No Fund has an obligation to deal with any broker or dealer in the execution of its transactions.

Under the 1940 Act, persons affiliated with the Adviser may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, an affiliate of the Adviser will not be approved to serve as the Fund’s dealer in connection with over-the-counter transactions. However, an affiliate may serve as the Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

The Fund will not enter into any brokerage transactions with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and any commissions will be paid solely for the execution of trades and not for any other services. The Investment Advisory Agreements provide that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliate, it is the policy of the Fund that such commissions will, in the judgment of the Board, be (a) at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by an affiliate on comparable transactions for its most favored unaffiliated customers, except for customers of an affiliate considered by a majority of the Independent Directors not to be comparable to the Fund.

36

The Investment Advisory Agreements do not provide for a reduction of the Adviser’s fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund. While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. An affiliate will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

As of August 31, 2025, the Fund did not hold debt securities issued by the parent companies of their “regular broker-dealers” as defined in the 1940 Act.

SECURITIES LENDING

U.S. Bank, N.A. serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a Master Securities Lending Agreement entered into between the Funds and U.S. Bank, N.A.

As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. U.S. Bank, N.A. is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines.

U.S. Bank, N.A. receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

The table below sets forth, for the Fund’s most recently completed fiscal year, the Fund’s gross income received from securities lending activities with the prior securities lending agent, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities.

For the Fiscal Year Ended August 31, 2025
Gross income from securities lending activities:	$60,084
Fees paid to securities lending agent from a revenue split:	$1,678
Fees paid for any cash collateral management service that are not included in the revenue split:	$373
Administrative fees not included in revenue split:	$0
Indemnification fee not included in revenue split:	$0
Rebates (paid to borrower):	$51,321
Other fees not included in revenue split:	$0
Aggregate fees/compensation for securities lending activities:	$53,373
Net income from securities lending activities:	$6,712

PURCHASE AND REDEMPTION INFORMATION

Read the Fund’s Prospectus for information regarding the purchase and redemption of Fund shares. The following information supplements information in the Fund’s Prospectus.

37

You may purchase shares through an account maintained by your brokerage firm, financial institutions and industry professionals (“Service Organizations”) and you may also purchase shares directly by mail or wire.  The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV.  If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.  A shareholder will also bear any market risk or tax consequences as a result of a payment in securities.  The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Fund are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or the Fund from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”); (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Purchase Information

If shares of the Fund are held in a “street name” account with an authorized dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the authorized dealer, and not by the Fund and its Transfer Agent.  Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the authorized dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.  The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the authorized dealer.

The Fund has established a Retail and an Institutional class of shares. Before choosing a share class, you should consider the following factors, as well as any other relevant facts and circumstances. As of the date of this SAI, Retail Shares are not available for purchase.

Retail Shares are sold through certain financial intermediaries and may have higher expenses than Institutional shares, since they are subject to a distribution fee of 0.25% of net assets. Institutional shares are not subject to distribution fees but have a higher minimum investment requirement than Retail Shares. For more information, see the Fund’s Prospectus.

38

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by electronic funds transfer through the ACH network or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Shares held in IRA accounts may be redeemed by telephone at 1-800-292-6775. Investors will be asked whether or not to withhold taxes from any distribution.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices.  Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments.  This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used.  All cash, receivables, and current payables are carried on the Fund’s books at their face value.  Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Designee.

39

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

The Fund may hold portfolio securities that are listed on foreign exchanges.  These securities may trade on weekends or other days when the Fund does not calculate NAV.  As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

40

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

As of August 31, 2025, the Fund had short-term capital losses of $922,931 and long-term capital losses of $11,100,796. The capital losses can be carried forward for an unlimited period.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund.  Shares of the Company do not have preemptive or conversion rights.  When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law.  The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio.  Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held.  Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

41

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of their service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Counsel

The law firm of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

FINANCIAL STATEMENTS

The 2025 audited financial statements, which include the financial highlights of the Fund and Predecessor Fund for the fiscal years ended August 31, 2025, 2024, 2023, 2022, and 2021, as set forth in the Fund’s annual report to shareholders, including the notes thereto and the report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, are incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Copies of the Annual Report may be obtained at no charge by calling 1-800-292-6775.

42

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1.	A long-term rating can also be used to rate an issue with short maturity.

A-1

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

A-2

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

A-3

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

A-4

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

A-5

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-6

APPENDIX B

F/m Investments LLC (“FMI”) may vote proxies for certain advisory clients if that responsibility is specifically accepted by FMI in the advisory agreement between FMI and the client. Regardless, a client always has the right to vote their own proxies. A client can exercise this right by instructing FMI in writing to not vote proxies in the client’s account. In addition, where FMI has proxy voting authority, but a client desires to direct FMI on how to vote a particular proxy, clients should contact FMI at the address below.

If the client agreement is entered into by a trustee or other fiduciary on behalf of an employee retirement income plan subject to the Employee Retirement Income Security Act (“ERISA”), including a person meeting the definition of “fiduciary” under ERISA, the trustee or other fiduciary generally retains the right and obligation to vote proxies. In such cases, FMI is generally precluded from voting proxies for the plan.

FMI’s proxy voting procedures provide that FMI votes proxies in its clients’ interests, and that if FMI identifies a material conflict of interest between itself and the client, FMI will vote based upon the recommendation of an independent third party. In certain circumstances, in accordance with an investment advisory contract, or other written directive, or if FMI has determined that it is in the client’s best interest, FMI may refrain from voting proxies.

Upon written request, a client will be provided with FMI’s proxy voting policies and procedures. Clients may also request, in writing, copies of records regarding how FMI voted their securities. Written requests must be addressed to Chief Compliance Officer, 3050 K Street NW, Suite 201, Washington DC 20007.

B-1

OPTIMA STRATEGIC CREDIT FUND

a series of
THE RBB FUND, INC.

FOUNDERS CLASS	(TICKER: OPTCX)
INVESTOR CLASS	(TICKER: OSCFX)

PROSPECTUS

December 31, 2025

The U.S. Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION	1
FUND INFORMATION	11
More Information About Fund Investments	11
More Information About Risks	11
Principal Risks	11
Non-Principal Risks	19
DISCLOSURE OF PORTFOLIO HOLDINGS	21
MORE INFORMATION ABOUT MANAGEMENT OF THE FUND	21
Investment Adviser	21
Sub-Adviser	21
SHAREHOLDER INFORMATION	22
Pricing of Fund Shares	22
Purchase of Fund Shares	23
Redemption of Fund Shares	27
Market Timing	28
Exchange Privilege	29
Dividends and Distributions	29
More Information About Taxes	30
Distribution Arrangements	31
Additional Information	32
FINANCIAL HIGHLIGHTS	33
FOR MORE INFORMATION ABOUT THE FUND	Back Cover

A Special Meeting of Shareholders of the Optima Strategic Credit Fund (the “Fund”) has been scheduled for January 23, 2026 (the “Special Meeting”). At the Special Meeting, shareholders of the Fund will consider a proposal to approve the reorganization (the “Reorganization”) of the Fund into the Optima Strategic Credit Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II. If the Reorganization is approved by shareholders, Optima Asset Management LLC and Anthony Capital Management, LLC will continue to serve as the investment adviser and investment sub-adviser, respectively, for the Acquiring Fund.

SUMMARY SECTION

INVESTMENT OBJECTIVE

The investment objective of the Optima Strategic Credit Fund (the “Fund”) is to seek total return.

EXPENSES AND FEES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the “Shares”). Additionally, you may be required to pay commissions and/or other forms of compensation to a broker for transactions in Shares of the Fund, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)	Founders Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees(1)	0.00%	0.25%
Other Expenses	0.76%	0.76%(2)
Dividend and Interest Expenses	0.70%	0.70%(2)
Acquired Fund Fees and Expenses(3)	0.15%	0.15%
Total Annual Fund Operating Expenses	2.11%	2.36%
Fee Waivers and/or Expense Reimbursements(4)	-0.01%	-0.01%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements (4)	2.10%	2.35%

(1)

The Fund has adopted a distribution plan for Investor Class Shares pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”) that permits payments of up to 0.25% as a percentage of average daily net assets of the Fund’s Investor Class Shares.

(2)	“Other Expenses” and “Dividend and Interest Expenses” for Investor Class Shares, which had not commenced operations as of the date of this Prospectus, are estimated for the current fiscal year.
(3)

“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.

(4)

Optima Asset Management LLC (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.25% and 1.50% of the Fund’s average daily net assets attributable to Founders Class Shares and Investor Class Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.25% and 1.50%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, for Founders Class Shares and Investor Class Shares and may not be terminated without the approval of the Board of Directors (the “Board”) of The RBB Fund, Inc (the “Company”). If at any time the Fund’s Total Annual Fund Operating Expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.25% or 1.50%, as applicable, the Adviser may recoup from the Fund any waived amount or other payments remitted by the Adviser within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

1

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Founders Class Shares or Investor Class Shares of the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account any applicable contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs of investing in the Fund would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Founders Class	$213	$660	$1,133	$2,441
Investor Class	$238	$735	$1,259	$2,695

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the portfolio turnover rate of the Fund was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, which leads to the 0% portfolio turnover rate reported above. If those instruments were included in the calculation, the Fund would have a higher portfolio turnover rate.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in a non-diversified portfolio of credit instruments and derivative instruments that are linked to, or provide investment exposure to, credit instruments. The Fund defines credit instruments broadly to include any debt instrument, including corporate debt securities, government and agency debt securities, leveraged loans (or bank loans), municipal securities, securitized instruments (including mortgage- and asset-backed securities) and shares of registered, closed-end or open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”) that have either adopted policies to invest at least 80% of their assets in credit instruments or invest substantially all of their assets in credit instruments. The Fund may invest in domestic and foreign credit instruments of any maturity and credit rating, and may invest a majority of its assets in credit instruments that are rated below investment grade (“high yield bonds”), which are also known as “junk bonds”, and/or credit instruments that are linked to, or provide investment exposure to high yield bonds.

To pursue its investment objective, the Fund uses a trend-following strategy that seeks to identify favorable market environments in high yield bonds. The Fund’s assets are managed in accordance with Anthony Capital Management, LLC’s (the “Sub-Adviser”) proprietary Tactical Risk Model (“TRM”). The TRM is a quantitatively-driven investment process that seeks to invest Fund assets (i) in high yield bonds and derivative instruments that are linked to, or provide investment exposure to, similar credit instruments when the Sub-Adviser believes that high yield bond markets are trending upwards (referred to herein as “Risk-On” environments); and (ii) in short-term fixed income securities or cash equivalents when the Sub-Adviser believes that high yield bond markets are trending downwards (referred to herein as “Risk-Off” environments). By tactically allocating its investments based upon market trends and momentum, the Fund seeks to reduce its exposure to declines in the high yield bond markets, thereby seeking to limit downside volatility and downside loss in down-trending markets. To determine whether a “Risk-On” or “Risk-Off” market environment exists, the Sub-Adviser systematically evaluates, among other things, price data from credit and equity markets, credit spreads, interest rates and other market-based indicators to provide a broad assessment of then-current market conditions.

Subject to the Sub-Adviser’s determination of the state of the then-current market environment, the Fund’s assets will generally be invested as follows:

●

“Risk-On” Environments: In “Risk-On” environments (i.e., where the Sub-Adviser believes that high-yield bond markets are trending upwards), the Fund will invest up to 25% of its assets in derivative instruments including credit default swaps (“CDS”), CDS indexes or baskets of underlying diversified high yield bond funds, high yield bond indices, high yield bond ETFs, bank loan funds, multi-sector bond funds and other fixed income funds and other ETFs.

●

“Risk-Off” Environments: In “Risk-Off” environments (i.e., where the Sub-Adviser believes that high-yield bond markets are trending downwards), the Fund’s assets will be invested primarily in cash equivalents or short-term fixed income securities, including bills, notes and bonds issued by the U.S. Treasury.

2

High Yield Exposure Through Credit Default Swaps

While the Fund may execute its investment strategy by investing in individual high yield securities, it is anticipated that the Fund will invest during “Risk-On” environments primarily by entering into CDS. CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) sells credit protection or takes on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy, or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund will use CDS as part of a replication tactic whereby the Fund combines a (1) CDS on a portfolio of high yield bonds with (2) investments in high quality securities, such as U.S. Treasury bills, as an economic substitute for a portfolio of individual high yield bonds. This two-instrument “replication portfolio” is expected to have an economic and investment return profile that is substantially similar, although not identical to, a cash portfolio of high yield bonds. If the Fund invests in a portfolio of individual high yield bonds, it earns interest and suffers losses when issuers default. Similarly, the replication portfolio receives nearly identical payments and suffers nearly identical losses to that of a portfolio of high yield bonds. The Fund receives interest (from the portfolio of high-quality securities) and receives payments from the credit protection buyer, which, in total, are approximately equal to the interest payments on a cash portfolio of high yield bonds. Additionally, the Fund makes credit default payments to the credit protection buyer counterparty that are nearly identical to credit losses the Fund would suffer from the default of issuers in a cash portfolio of high yield bonds.

The Fund anticipates that it will use a market-standard high yield reference portfolio known as the Markit CDX High Yield Index (the “CDX High Yield Index”) to execute its investment strategy. The CDX High Yield Index (composed of 5-year credit default swaps on 100 relatively liquid high yield fixed income securities issued by BB and B rated North American corporate entities) is selected and maintained by Markit Group Limited (“Markit Group”) using specific-issue recommendations and current market-based default swap rates provided by major high yield market participants, such as commercial banks and broker-dealers. Markit Group also provides daily updates of the then-current average credit default swap rate associated with each of the securities included in the CDX High Yield Index. The CDX High Yield Index and its average credit default swap rate are used by the Fund and its counterparties to set the terms of CDX High Yield Index-referenced CDS. Markit Group also provides credit default loss information and required credit event payments by conducting a survey or quasi-auction on securities included in the CDX High Yield Index that have suffered a credit event. This loss information is used to calculate payments due from a credit protection seller to the protection buyer. A new CDX High Yield Index is created every six months to update the Index for the purpose of replacing defaulted issuers and including new issuers, which are representative of the then-current high yield market. The Fund expects that it may maintain original CDS or enter into new transactions that terminate the old CDS and replace them with CDS using the newly-updated CDX High Yield Index.

The tactic of using a CDS referenced to the CDX High Yield Index differs from the tactic of investing in specific Sub-Adviser-selected high yield bonds because (1) it does not rely upon the issuer-specific credit research of the Sub-Adviser, (2) exposes the Fund to the credit risk of the counterparty in addition to the credit risk of the reference high yield portfolio, and (3) permits only long or short positions in the Index rather than more selective issuer-specific or sector-specific investments.

In addition to the CDX High Yield Index, the Fund may also use foreign credit default swap indexes to gain exposure to foreign (including emerging markets) fixed income securities.

Other Investments

The Fund may invest in a broad range of securities and engage in a broad range of investment techniques including the following:

●

Credit Instruments: The Fund may invest in foreign and domestic credit instruments, including, without limitation, corporate and sovereign debt securities, government and agency debt securities, leveraged loans (or bank loans), municipal securities, securitized instruments (including mortgage- and asset-backed securities) and shares of Underlying Funds that have either adopted policies to invest at least 80% of their assets in credit instruments or invest substantially all of their assets in credit (collectively, “Credit Instruments”).

●

High Yield Debt Securities: The Fund may invest in high yield debt securities without restriction as to issuer, counterparty, country or capitalization, and without restriction as to credit quality, maturity, issuer type or structure. The Fund may invest in investment grade corporate bonds, as well as higher-yielding, higher-risk non-investment grade corporate bonds (which are also commonly called “high yield bonds” or “junk bonds”) with medium to low credit quality ratings. High yield bonds are generally

3

credit instruments that are rated BB+ or lower by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or Bal or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the Sub-Adviser, to be of comparable quality. High yield bonds have a higher expected rate of default than investment grade bonds. The Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as CDS and credit default swap index products. See “High Yield Exposure Through Credit Default Swaps” section in the Fund’s principal investment strategy for more information regarding the Fund’s investments in high yield bond CDS.

●

Underlying Funds: The Fund may invest its assets in shares of Underlying Funds, to the extent permissible under 1940 Act. As a shareholder of one or more Underlying Funds, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fee and other expenses that the Fund bears directly in connection with its own operations. The Fund expects that a significant portion of the Fund’s assets may be invested in Underlying Funds.

●

Derivatives: The Fund may invest in derivative products to be used by the Fund to obtain exposure to specific asset class sectors, such as the high yield bond sector, in order to invest long in the specific asset classes. These products include CDS and credit default swap index products (including CDX High Yield Index products). The Fund may also use other derivatives including, without limitation, options transactions, other swap transactions, futures and repurchase agreements, without regard to credit quality, maturity, issuer type or structure.

●

U.S. Government Securities: The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; or (iii) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.

Defensive Periods

During defensive periods, as determined by the Sub-Adviser, the Fund may invest up to 100% of the Fund’s assets in high-quality, short-term debt securities and cash equivalents, including money market instruments and money market mutual funds. The Fund may also engage in derivative transactions to hedge against adverse price movements in credit instruments during defensive periods.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Sub-Adviser and on the Sub-Adviser’s ability to correctly identify economic trends.

Cash Positions Risk. The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested in other securities.

Counterparty Risk. Counterparty risk is the risk that the other party(s) to an agreement or a participant to a transaction might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Credit Default Swap Index Product Risk. A credit default swap index product is subject to the risks of the underlying credit default swap obligations, which include risks such as concentration risk and counterparty risk. Concentration risk refers to the certain large institutional buyers that may take large positions in credit default swaps. The failure of such a buyer could materially and adversely affect the credit default swap market as a whole. Counterparty risk refers to the risk that the counterparty to the swap will default on its obligation to pay.

4

Credit Default Swap Risk. CDS are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make specific payments to the buyer if a negative credit event occurs, such as the bankruptcy of or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty or concentration risks.

Credit Risk. Credit risk is the risk that an issuer or other obligated party of a debt security may be unable or unwilling to make interest and principal payments when due. Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. Additionally, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor, or counterparty.

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, Adviser, Sub-Adviser, custodian, transfer agent, distributor and/or other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and its Adviser and Sub-Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

Derivatives Risk. The Fund’s investments in derivative instruments including options, swaps and futures, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and certain related investments. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. In addition, the information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

5

Fixed Income Securities Risk. Fixed income securities in which the Fund or an Underlying Fund may invest are subject to certain risks, including: interest rate risk, prepayment risk and credit/default risk. Interest rate risk involves the risk that prices of fixed income securities will rise and fall in response to interest rate changes. Prepayment risk involves the risk that in declining interest rate environments prepayments of principal could increase and require the Fund or an Underlying Fund to reinvest proceeds of the prepayments at lower interest rates. Credit risk involves the risk that the credit rating of a security may be lowered.

Futures Risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The Fund’s use of futures contracts exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

Government Intervention and Regulatory Changes Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

High Yield Securities Risk. High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk, speculative investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities. Therefore, the Fund’s investments in high-yield securities expose it to a substantial degree of credit risk.

Interest Rate Risk. Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub-Adviser. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by the Fund. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield, and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. Interest rates in the United States and many other countries have risen in recent periods and may continue to remain elevated for the foreseeable future. Because longer-term inflationary pressure may result from the U.S. Government’s fiscal policies, the Fund may experience higher interest rates over its investment horizon. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

Leveraging Risk. Investments in derivative instruments may give rise to a form of leverage. The Sub-Adviser may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Sub-Adviser may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Market Risk. The value of the Fund’s holdings and investment return will fluctuate based upon changes in the value of its investments. The market value of the Fund’s holdings is based upon the market’s perception of value and is not necessarily an objective measure of an investment’s value. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility.

6

Non-Diversification Risk. The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Underlying Funds Risk. The Fund may invest in shares of registered, closed-end or open-end investment companies and ETFs. Investments in ETFs are subject to the risks of the securities in which those investment companies invest. Your cost of investing in the Fund, as a fund that invests in Underlying Funds, may be higher than the cost of investing in a fund that only invests directly in individual securities. Fund shareholders will indirectly pay a portion of the operating costs of the Underlying Funds in addition to the expenses of the Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its NAV; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. The SEC has adopted revisions to the rules permitting funds to invest in other investment companies. These regulatory changes may adversely impact the Fund’s investment strategies and operations.

Portfolio Turnover Risk. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Fund’s investment objective and policies. Therefore, it is possible that the Fund may experience high rates of portfolio turnover. High portfolio turnover will cause the Fund to incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. A portfolio turnover rate of 100% is considered to be high.

Preferred Securities Risk. Preferred securities are contractual obligations that entail rights to distributions declared by the issuer, but the issuer may be permitted to defer or suspend distributions for a certain period of time. Preferred securities may pay fixed or adjustable rates of return. Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Furthermore, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.

Quantitative Trading Strategy Risk. The Sub-Adviser uses quantitative methods to select Fund investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of the Sub-Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

Sector Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, an adverse economic, business or political development affecting that region or sector may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such geographic region or economic sector.

U.S. Government Securities Risk. U.S. Government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Although U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by U.S. Government agencies and U.S. Government-sponsored instrumentalities or enterprises are supported by varying degrees of credit and may or may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support

7

to its agencies and instrumentalities if it is not obligated by law to do so. Further, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. Government Securities markets and ultimately the Fund.

Valuation Risk. The debt securities in which the Fund and Underlying Funds invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund or Underlying Funds will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund or an Underlying Fund were to change pricing services, or if the Fund or an Underlying Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the Founders Class Shares and by showing how the average annual total returns of Founders Class Shares of the Fund compare with the average annual total returns of the Markit CDX.NA.HY 5Y Long Total Return Index. The bar chart shows the performance of the Fund’s Founders Class Shares. Performance for Investor Class Shares is not shown because Investor Class Shares of the Fund had not commenced operations as of the date of this prospectus. Performance for Investor Class Shares will vary from the performance shown to the extent the expenses for those classes differ. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-866-239-2026.

Annual Return – Founders Class
For the year ended December 31

During the period shown in the bar chart, the best performance for a quarter was 3.21% (for the quarter ended March 31, 2024). The worst performance was -0.81% (for the quarter ended March 31, 2023). The Fund’s Founders Class Shares year-to-date total return for the nine months ended September 30, 2025 was 5.46%

8

Average Annual Total Returns
For the Periods Ended December 31, 2024

The following table, which includes all applicable sales charges (loads) and account fees, compares the Fund’s Founders Class Shares average annual total returns for the periods indicated to the average annual total returns of a broad-based securities market index for the same periods. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

Average Annual Total Returns For the periods ended December 31, 2024	One Year	Since Inception (12/29/2021)
Founders Class Shares
Return Before Taxes	7.60%	2.77%
Return After Taxes on Distributions(1)	5.25%	1.26%
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.46%	1.47%
Bloomberg U.S. Universal Total Return Index (reflects no deduction for fees, expenses or taxes)*	2.04%	-1.84%
Markit CDX.NA.HY 5Y Long Total Return Index (reflects no deduction for fees, expenses or taxes)*	12.46%	8.66%

(1)

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period because a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

*

Effective October 2024, and pursuant to new regulatory requirements, the Bloomberg U.S. Universal Total Return Index replaced the Markit CDX.NA.HY 5Y Long Total Return Index as the Fund’s primary benchmark to represent a broad-based securities market index. The Fund continues to use the Markit CDX.NA.HY 5Y Long Total Return Index as an additional benchmark.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Optima Asset Management LLC, located at 10 East 53rd Street, New York, NY 10022, serves as the investment adviser to the Fund.

Anthony Capital Management, LLC, located at 435 North Broadway, Suite D, De Pere, WI 54115, serves as the investment sub-adviser to the Fund.

Portfolio Manager

Douglas Reich, Member and President of Anthony Capital Management, LLC, has served as portfolio manager to the Fund since its inception in December 2021.

PURCHASE AND SALE INFORMATION

The minimum initial investment for Founders Class Shares is $10,000, and the minimum initial investment for Investor Class Shares is $5,000. There is a minimum amount of $5,000 and $2,500 for subsequent investment in Founders Class Shares and Investor Class Shares, respectively. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations (defined below), as further detailed in the section entitled “PURCHASE OF FUND SHARES – Purchases Through Intermediaries.”

You can purchase and redeem Shares of the Fund only on days the New York Stock Exchange (“NYSE”) is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals that have entered into a distribution agreement with the Distributor (collectively, “Service Organizations”). Certain features of the Shares, such as the initial

9

and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations, as further detailed in the section entitled “PURCHASE OF FUND SHARES–Purchases Through Intermediaries.” Shares of the Fund may also be purchased and redeemed directly through the Company by the means described below.

PURCHASE AND REDEMPTION BY MAIL:

Regular Mail: Optima Strategic Credit Fund c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Overnight Delivery: Optima Strategic Credit Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Avenue Kansas City, MO 64105-1307

PURCHASE BY WIRE:

Before sending any wire, call U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) (toll free) at 1-866-239-2026 to confirm the current wire instructions for the Fund.

REDEMPTION BY TELEPHONE:

Call the Transfer Agent (toll free) at 1-866-239-2026.

TAXES

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

FUND INFORMATION

More Information About Fund Investments

This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. More information about the Fund’s investments and portfolio management techniques, and related risks, is included in the Fund’s Statement of Additional Information (“SAI”).

The Fund’s investment objective is to seek total return. The Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of the Fund’s shareholders. However, as a matter of policy, the Fund would not materially change its investment objective without informing shareholders at least 60 days in advance of any such change.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund’s SAI. There is no guarantee that the Fund will achieve its investment objective.

More Information About Risks

The following provides additional information about the principal and certain non-principal risks of investing in the Fund. More information about the Fund’s risks is included in the SAI.

Principal Risks

Active Management Risk

The skill of the Sub-Adviser will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Sub-Adviser and on its ability to correctly identify economic trends. In addition, the Fund’s ability to achieve its investment objective depends on the Sub-Adviser’s ability to select investments for the Fund, particularly in volatile markets. The Adviser could be incorrect in its analysis of economic conditions and the relative attractiveness of Fund investments.

Cash Positions Risk

The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

Credit Default Swap Index Product Risk

A credit default swap index product is subject to the risks of the underlying credit default swap obligations, which include risks such as concentration risk and counterparty risk, and operational risk. Concentration risk refers to the certain large institutional buyers that may take large positions in credit default swaps, and the failure of such a buyer could materially and adversely affect the credit default swap market as a whole. Counterparty risk refers to the risk that the counterparty to the swap will default on its obligation to pay. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. New regulations may make swaps more costly, may limit their availability, or may otherwise adversely affect the value or performance of these instruments. See the section entitled “Derivatives Contracts Risk” below for additional information.

Counterparty Risk

The stability and liquidity of swap transactions, forwards and over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that the Sub-Adviser will monitor the creditworthiness of firms with which it will cause the Fund to enter into swaps or over-the-counter derivatives. If there is a default by the counterparty to such a transaction, the Fund will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund

11

being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Fund may use counterparties located in jurisdictions outside of the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material. If the Fund obtains exposure to one or more Underlying Funds indirectly through the use of one or more total return swaps, those investments will be subject to counterparty risk.

Transactions in certain types of swaps (including credit default swaps) are also required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Credit Default Swaps Risk

A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps involve risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. The maximum risk of loss for sell protection on a credit default swap is the notional value of the total underlying amount of the swap.

Credit/Default Risk

The risk that issuers or guarantors of a fixed income security or derivative contract cannot or will not make payments on the securities and other investments held by the Fund, may result in losses to the Fund. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. Changes in the credit rating of a debt security or of the issuer of a debt security held by a Fund could have a similar effect. The credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes, which may lower their value and may affect their liquidity. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation.

12

The risk of loss due to default by issuers of lower-rated securities is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The Fund also may incur additional expenses in seeking recovery on defaulted securities. High quality securities are generally believed to have relatively low degrees of credit risk. The Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transactions.

There is always the risk that the Sub-Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Cyber Security Risk

With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information (including private shareholder information), corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s Adviser, Sub-Adviser and other service providers (including, but not limited to, Fund accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser and Sub-Adviser have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser, or the Sub-Adviser. The Fund and its shareholders could be negatively impacted as a result. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures

Derivatives Contracts Risk

The Fund may, but need not, use derivative contracts for any of the following purposes:

●	To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased;

●	As a substitute for buying or selling securities; or

●	To seek to enhance the Fund’s return in non-hedging situations.

Derivative contracts in which the Fund may invest include: futures and options on securities, securities indices or currencies; options on such futures; forward foreign currency contracts; and interest rate, total return or currency swaps. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and certain related investments. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-

13

4. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Fixed Income Securities Risk

Fixed income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration risk and liquidity risk, which are more fully described below. In addition, current market conditions may pose heightened risks for fixed income securities. Over the past several years, the U.S. Federal Reserve has maintained the level of interest rates at or near historic lows. However, more recently, interest rates have begun to increase as a result of action that has been taken by the U.S. Federal Reserve, which has raised, and may continue to raise, interest rates. Future increases in interest rates could result in less liquidity and greater volatility of fixed income securities. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. Moreover, new regulations applicable to and changing business practices of financial intermediaries restricting their market marking activities for certain fixed income securities, which may reduce the liquidity and increase the volatility for such fixed income securities. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.

●

Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

●

Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.

●

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates.

●

Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.

●

Liquidity Risk. There is risk that the Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Recently, dealers have generally been less willing to make markets for fixed income securities. Any of these events could have a negative effect on fund management or performance. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, Rule 144A securities, derivatives (e.g., swap contracts) or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. In the past, in stressed markets, certain types of securities, suffered periods of illiquidity if disfavored by the market. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.

●

Prepayment and Extension Risk. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment and accordingly, a decline in the Fund’s NAV. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater

14

volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

●

Variable and Floating Rate Securities. Variable and floating rate securities generally are less sensitive to interest changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Foreign and Emerging Market Securities Risk

Foreign investments may carry risks associated with investing outside the U.S., such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Foreign securities include dollar-denominated foreign securities and securities purchased directly on foreign exchanges. Foreign securities may be subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, less public information, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S. In addition, the information available about a foreign issuer may be less reliable than for comparable issuers in more developed capital markets.

In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. The Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. Further, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation. The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited. In addition, foreign markets can and often do perform differently from U.S. markets.

Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

15

Futures Risk

The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The Fund’s use of futures contracts exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

Government Intervention and Regulatory Changes

The Dodd-Frank Act significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions, including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

High Yield Securities Risk

Fixed income securities receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in certain economic conditions or other circumstances. High-yield, high risk, and lower-rated securities are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high yield securities and the entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a higher profile default.

Interest Rate Risk

Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by the Fund. Future declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price.

Leveraging Risk

The Fund’s use of futures, forward contracts, swaps and other derivative instruments will have the economic effect of financial leverage. The use of leverage by the Sub-Adviser may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also use borrowed funds to create leverage. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and instruments purchased with such proceeds does not cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. In the event of a sudden, precipitous drop in value of the Fund’s assets, the Fund may not be able to liquidate assets quickly enough to pay off its borrowing.

16

Market Risk

The Fund’s NAV and investment return will fluctuate based upon changes in the value of its investments. The market value of the Fund’s holdings is based upon the market’s perception of value and is not necessarily an objective measure of an investment’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the U.S., have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, war, natural disasters, terrorism, conflicts, and social unrest may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Non-Diversification Risk

The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

17

Portfolio Turnover Risk

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Sub-Adviser feels either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Sub-Adviser considers portfolio changes appropriate.

Preferred Securities Risk

The value of preferred securities may decline due to general market conditions that are not specifically related to a particular issuer or to factors affecting a particular industry or industries. Preferred securities may be more volatile than fixed income securities and are often more correlated with the issuer’s underlying common stock than fixed income securities. While most preferred securities pay a dividend, the Fund may purchase preferred securities where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Quantitative Trading Strategy Risk

The Sub-Adviser uses quantitative methods to select Fund investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of the Sub-Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

Sector Concentration Risk

To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, an adverse economic, business or political development affecting that region or sector may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such geographic region or economic sector.

Underlying Fund Risk

If the Fund invests in shares of an Underlying Fund, shareholders will indirectly bear fees and expenses charged by the Underlying Fund in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, investments in Underlying Funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

The Fund may invest in ETFs, which are a type of Underlying Fund. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Some ETFs are actively-managed and do not seek to replicate or track any benchmark index. Actively managed ETFs are subject to risk of poor investment, and the individual investments of an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively managed ETF’s portfolio management practices do not work to achieve their desired result. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. The Fund also will incur brokerage costs when it purchases ETFs.

The market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the ETF shares bought or sold. An active trading market for shares of the ETF may not develop or be maintained. In times of market

18

stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, which could also lead to variances between the market price of the ETF’s shares and the underlying value of those shares.

The Fund may invest in shares of Underlying Funds to the extent permitted by applicable law and subject to certain restrictions. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. Rule 12d1-4 permits funds to invest in other investment companies in excess of the limits described above. Rule 12d1-4 imposes conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

U.S. Government Securities Risk

U.S. Government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Although U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by U.S. Government agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises are supported by varying degrees of credit and may or may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so. In the past, U.S. sovereign credit has experienced downgrades, and there can be no guarantee that it will not be downgraded in the future.

Valuation Risk

The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of the Fund may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

Non-Principal Risks

Artificial Intelligence.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Bank Loan Risk

The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected. The Fund may invest in loan participations that are rated by a nationally recognized statistical rating organization or are unrated, and may invest in loan participations of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank loans in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.

Borrowing Risk

Borrowing for investment purposes creates leverage, which may increase the volatility of the Fund. Additionally, money borrowed will be subject to certain costs, such as commitment fees and the cost of maintaining minimum average balances, as well as interest. These costs may exceed the gain on securities purchased with borrowed funds, which will diminish the Fund’s investment performance. Increased operating costs, including the financing cost associated with any leverage, may also impact the Fund’s investment performance. The Fund may also be required to pay fees in connection with borrowings, including loan syndication fees or commitment and administrative fees in connection with a line of credit. The Fund may be required to maintain minimum average

19

balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Successful use of borrowing depends on the Adviser’s ability to predict interest rates and market movements, and there is no assurance that the use of borrowing will be successful. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments.

Illiquid Securities Risk

Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. In addition, liquid securities purchased by the Fund may become illiquid because of issuer-specific events or changes in market conditions. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. Less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities.

LIBOR Risk

Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing

SOFR Risk

The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Redemptions

The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid investments at its desired time or price. Illiquidity can be caused by a drop in overall market

20

trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity issues may also make it difficult to value the Fund’s investments.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The SAI is incorporated herein.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

Investment Adviser

Optima Asset Management LLC, a Delaware limited liability company, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 10 East 53rd Street, New York, New York 10022. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act’”). The Adviser is a wholly-owned subsidiary of FWM Holdings Inc., which is also the parent of other registered investment advisers that are affiliates of the Adviser. FWM Holding Inc. is an indirect wholly-owned subsidiary of Stanhope Capital Group SA (“Stanhope Capital”), one of Europe’s largest independent wealth management and advisory firms. On September 2, 2025, Corient, a U.S. based wealth management firm, announced the acquisition of Stanhope Capital (the “Acquisition”). The Acquisition is expected to close in the first half of 2026. As of September 30, 2025, the Adviser had $833 million in assets under management.

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Fund, primarily in the form of oversight of the Fund’s Sub-Adviser, pursuant to the terms of an investment advisory agreement between the Company and the Adviser (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund compensates the Adviser for its services at the annual rate of 0.50% of the Fund’s average daily net assets, payable on a monthly basis in arrears. The Adviser compensates the Sub-Adviser out of the advisory fee that it receives from the Fund.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.25% and 1.50% of the Fund’s average daily net assets attributable to Founders Class Shares and Investor Class Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.25% and 1.50% as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026 for Founders Class Shares and Investor Class Shares and may not be terminated prior to that date without the approval of the Board. If at any time the Fund’s Total Annual Fund Operating Expenses for a year are less than 1.25% or 1.50%, as applicable, the Adviser may recoup any waived amount from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser if such reimbursement does not cause the Fund to exceed existing expense limitations.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the factors the Board considered with respect to the Fund is available in the Fund’s annual financial statements dated August 31, 2025.

For the fiscal year ended August 31, 2025, after waivers, the Adviser received 0.48% of the Fund’s average daily net assets in investment advisory fees from the Fund. Had fee waivers not been in place, the Adviser would have received 0.50% of the Fund’s average daily net assets in investment advisory fees from the Fund.

Investment Sub-Adviser

Anthony Capital Management, LLC, a Wisconsin limited liability company, serves as the investment sub-adviser to the Fund. The Sub-Adviser is located at 435 North Broadway, Suite D, De Pere, WI 54115. The Sub-Adviser is registered as an investment adviser with the SEC. As of September 30, 2025, the Sub-Adviser had $77 million in assets under management.

Pursuant to the terms of a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for the day-to-day management of the Fund, may make investment decisions for the Fund as determined necessary by the Sub-Adviser, and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of the Adviser and the Board. Under the Sub-Advisory Agreement, the Sub-Adviser receives a fee from the Adviser equal to 50% of the net advisory fee received by the Adviser from the Fund.

21

A discussion regarding the Board’s approval of the Sub-Advisory Agreement and the factors the Board considered with respect to the Fund is available in the Fund’s annual financial statements dated August 31, 2025.

The Sub-Adviser’s Portfolio Manager

Douglas Reich. Mr. Reich is the portfolio manager primarily responsible for the day-to-day management of the Fund. Mr. Reich is the Founding Member of the Sub-Adviser and has over twenty-five years of experience in the hedge fund and commodities industry specializing in quantitative trading systems and portfolio management. Prior to forming his own companies, Mr. Reich worked at Trout Trading Management Company, located variously in Chicago, Toronto, and Bermuda, in a group responsible for managing several hundred million dollars of assets in a portfolio of independent trading advisors. In 1998, Mr. Reich founded North Shore Capital Management, LLC, located in West Palm Beach, Florida, which served as general partner and investment advisor to various investment vehicles totaling more than $250 million in assets under management. In 2006, Mr. Reich’s firm partnered with RQSI, an institutional money management firm with over a billion dollars under advisement headquartered in Louisville, KY, where he managed futures trading portfolios and served as Director of Research. Mr. Reich graduated magna cum laude from the University of Minnesota in 1993 with a B.S. in Physics and a minor in Mathematics, and holds a Series 3 license.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of shares of the Fund.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Founders Class Shares and Investor Class Shares of the Fund are sold at their NAV. The NAV of a class of the Fund is calculated as follows:

Value of Assets Attributable to a Class
NAV =	-	Value of Liabilities Attributable to the Same Class
Number of Outstanding Shares of the Class

The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. Due to the fact that different expenses are charged to the Founders Class Shares and Investor Class Shares of the Fund, the NAV of the two classes of the Fund may vary. The Fund will effect purchases of Shares at the NAV next determined after receipt by the Transfer Agent of your purchase order in good order as described below. The Fund will effect redemptions of Shares at the NAV, plus any applicable sales charge, next calculated after receipt by the Transfer Agent of your redemption request in good order as described below. If the Fund holds securities that are primarily listed on non-U.S. exchanges, the NAV of the Shares may change on days when shareholders will not be able to purchase or redeem the Shares.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. When prices are not available from such service or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions.

22

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs, real estate investment trusts and closed-end funds will be valued at their market price.

If market quotations are unavailable or deemed unreliable, securities will be valued by the Adviser, as the Fund’s valuation designee (the “Valuation Designee”), in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by Quasar Distributors, LLC (the “Distributor”).

General

You may purchase Shares of the Fund at the NAV per Share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in Founders Class Shares is $10,000, and the minimum initial investment for Investor Class Shares is $5,000. There is a minimum amount of $5,000 and $2,500 for subsequent investment in Founders Class Shares and Investor Class Shares, respectively. The Fund may accept initial investments of smaller amounts in its sole discretion. You can purchase Shares of the Fund only on days the NYSE is open and through the means described in this section.

Purchases Through Intermediaries

Shares of the Fund may also be available through certain Service Organizations. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose minimum investment requirements. Service Organizations may also impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund’s NAV, plus any applicable sales charges, next computed after such orders are deemed to have been received by the Service Organization or its authorized designee.

For administration, sub-accounting, transfer agency and/or other services, the Adviser or its affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) based on the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

23

In addition to fees that the Fund may pay to a Service Organization under a Plan of Distribution for the Investor Class Shares, the Fund may enter into agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for networking, sub-transfer agency, sub-administration and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Service Organization or (2) a fixed dollar amount for each account serviced by the Service Organization. The aggregate amount of these payments may be substantial.

Shares may also be available on brokerage platforms of firms that have agreements with the Company to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Founders Class Shares or Investor Class Shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.

Purchases By Telephone

Investors may purchase additional Founders Class Shares and Investor Class Shares of the Fund by calling (toll free) 1-866-239-2026. If you did not decline this option on your account application, and your account has been open for at least 7 business days, telephone orders, in amounts of $5,000 or more for Founders Class Shares and $2,500 or more for Investor Class Shares will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m. Eastern time, your shares will be purchased at the NAV, plus any applicable sales charge, calculated on the day your order is placed.

Telephone trades must be received by or prior to market close for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Initial Investment By Mail

Founders Class Shares and Investor Class Shares of the Fund may be purchased by mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Optima Strategic Credit Fund. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares.

Optima Strategic Credit Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

or overnight to:
Optima Strategic Credit Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105-1307

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV, plus any applicable sales charge, next computed after the time the application and funds are received in proper order and accepted by the Fund.

Initial Investment By Wire

Founders Class Shares and Investor Class Shares may also be purchased by wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish

24

an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee WI 53202
ABA 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
For Further Credit to:
Optima Strategic Credit Fund
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments By Wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Additional Investments

Additional investments may be made at any time by purchasing Shares at the NAV per Share, plus any applicable sales charge, of the Fund by mailing a check to the Transfer Agent at the address noted above under “Investment by Mail” or by wiring as outlined above under “Investment by Wire.” Initial and additional purchases made by check or electronic funds transfer through the ACH network cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date. There is a minimum amount of $5,000 and $2,500 for subsequent investment in Founders Class Shares and Investor Class Shares, respectively.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through an automatic investment plan (the “Automatic Investment Plan”). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, quarterly, semi-annually or annually. In order to participate in the Automatic Investment Plan, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Automatic Investment Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-866-239-2026 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to effective date.

Retirement Plans/IRA Accounts

The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call (toll free) 1-866-239-2026 for information.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

25

Purchases in Kind

In certain circumstances, Shares of the Fund may be purchased “in kind” (i.e., in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information

The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund’s total assets and may, subject to Board’s approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to the Board’s approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Adviser;
b.	existing and future clients of financial advisers and planners whose clients already hold Shares of the Fund;
c.	employees of the Adviser and their spouses, parents and children; and
d.	directors of the Company.

Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Shares will be made in full and fractional Shares of the Fund calculated to three decimal places. Certificates for Shares will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation. The Adviser is authorized to waive the minimum initial investment requirement.

Good Order

A purchase request is considered to be in good order when the purchase request includes the name of the Fund and share class, the dollar amount of shares to be purchased, your account application or investment stub, a check payable to the Fund, and any other information requested. Purchase requests not in good order may be rejected.

Customer Identification Program.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Company’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

26

Redemption of Fund Shares

You may redeem Fund Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can redeem Shares of the Fund only on days the NYSE is open and through the means described in this section. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail:
Your redemption request should be sent to:
Optima Strategic Credit Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

or overnight to:
Optima Strategic Credit Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105-1307

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

A signature guarantee, from either a Medallion program member or a non-Medallion program member (as described below), is required in the following situations:

●	If ownership is being changed on your account;
●	When redemption proceeds are payable or sent to any person, address or bank account not on record;
●	When a redemption is received by the Transfer Agent and the account address or bank details have changed within the last 15 calendar days;
●	For all redemptions in excess of $100,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from non-Medallion program members who are domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Redemption By Telephone

If you did not decline telephone options on your account application (or requested by subsequent arrangements in writing), and your account has been open for at least 15 days, you may initiate a redemption in any amount up to $100,000 by calling the Transfer Agent (toll free) at 1-866-239-2026.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

27

Telephone trades must be received by or prior to market close for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

IRA and Other Retirement Plan Redemptions

If you are redeeming shares held in an IRA and receiving a distribution from the IRA of the cash proceeds of the redemption of shares, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone (toll free) at 1-866-239-2026. Investors will be asked whether or not to withhold taxes from any distribution.

Involuntary Redemption

The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account falls below $500 as a result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The Fund may assert the right to redeem your Shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for Shares of the Fund you previously purchased or subscribed for.

Other Redemption Information

Redemption proceeds for Shares of the Fund recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC and the Company’s Policy and Procedures Related to the Processing of In-Kind Redemptions. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order

A redemption request is considered to be in good order when the redemption request includes the name of the Fund and share class, the number of shares or dollar amount to be redeemed, the account number, signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable, and any other information requested. Redemption requests not in good order may be delayed.

Market Timing

In accordance with the policy adopted by the Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund

28

performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, it may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in its judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Exchange Privilege

Beneficial holders with financial intermediary sponsored fee-based programs are eligible to exchange their Shares in a particular share class of the Fund for Shares in an identically registered account in a different share class of the Fund if the shareholder meets the eligibility requirements for that class of Shares or the shareholder is otherwise eligible to purchase that class of Shares. Such an exchange will be effected at the NAV of the Shares next calculated after the exchange request is received by the Transfer Agent in good order. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. Total return can be expected to differ among classes of the Fund. Shareholders who exercise a class exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes.

The Fund reserves the right, at its sole discretion, to change or discontinue the exchange privilege, or to temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Fund.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise. The Fund will declare and pay dividends from net investment income monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund’s distributions and dividends, whether received in cash or reinvested in additional Shares, are subject to U.S. federal income tax.

29

All distributions will be reinvested in Fund shares unless you elect to receive cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

More Information About Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions

The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain, as defined above, of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund Shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as the result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales of Shares

You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your Shares based on the difference between your tax basis in the Shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund Shares for over twelve months at the time you dispose of them.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund (or relevant broker or financial adviser) is required to compute and report to the IRS and furnish to Fund shareholders cost basis information when such Shares are sold. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your Shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

30

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such Shares were acquired with borrowed funds.

Backup Withholding

The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a RIC such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of Shares of the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund. Shares of the Fund have not been registered for sale outside of the United States and certain United States territories.

State and Local Taxes

You may also be subject to state and local taxes on income and gain from Fund Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

Distribution Arrangements

The Board has adopted a Plan of Distribution for the Investor Class Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See “Purchases Through Intermediaries” above.

31

The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

Additional Information

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call (toll free) 1-866-239-2026 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent (toll free) at 1-866-239-2026 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

32

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the period indicated, including per Share information results for a single Share of the Fund. Total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements and has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements, which, together with the report of the Fund’s independent registered public accounting firm, are included in the Fund’s annual financial statements on Form N-CSR, which is available upon request. Investor Class Shares of the Fund had not commenced operations prior to the date of this Prospectus and financial highlights are not yet available for Investor Class Shares.

OPTIMA STRATEGIC CREDIT FUND - FOUNDERS CLASS SHARES	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Period December 29, 2021(1) To August 31, 2022
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$9.83	$9.78	$9.89	$10.00
Net investment income/(loss)(2)	0.22	0.31	0.19	—
Net realized and unrealized gain/(loss) from investments	0.54	0.25	(0.18)	(0.11)
Net increase/(decrease) in net assets resulting from operations	0.76	0.56	0.01	(0.11)
Total dividends and distributions to shareholders	(0.59)	(0.51)	(0.12)	—
Net asset value, end of period	$10.00	$9.83	$9.78	$9.89
Total investment return/(loss)(3)	8.10%	5.95%	0.12%	(1.10	)%(4)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$36,155	$21,386	$47,367	$41,102
Ratio of expenses to average net assets with waivers and/ or reimbursements	1.93%	2.06%	1.61%	1.48	%(5)
Ratio of expenses to average net assets without waivers and/ or reimbursements	1.96%	2.20%	1.61%	1.94	%(5)
Ratio of expenses to average net assets with waivers and reimbursements (excluding broker and interest expense)	1.23%	1.13%	1.18%	1.25	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements (excluding broker and interest expense)	1.26%	1.27%	1.18%	1.71	%(5)
Ratio of net investment income/(loss) to average net assets	2.28%	3.23%	1.94%	0.03	%(5)
Portfolio turnover rate	0%	0%	0%	0	%(4)

(1)	Inception date of the Founders Class Shares of the Fund was December 29, 2021.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.

33

PRIVACY NOTICE

FACTS	WHAT DOES OPTIMA ASSET MANAGEMENT LLC (“OPTIMA”) DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Optima is committed to maintaining the privacy of individuals whose personal information is held at Optima including current and former individual clients (whether invested in an Optima sponsored investment vehicle (“Optima Fund”) or otherwise), and other intermediaries with whom we conduct business.

Optima, an independent administrator of an Optima Fund and any other permitted recipient of personal information acting on behalf of Optima, may use personal information relating to you for the following purposes:

● confirm your identity and/or the source of funds in order to comply with applicable “know your client”, anti-money laundering, anti-terrorist financing and similar laws, regulations and policies and to determine whether you are a “politically exposed person”;

● comply with agreements, legislation, treaties, instructions or guidance on the collection and/or sharing or exchange of tax-related information;

● confirm whether you are a “bad actor” under Rule 506 of Regulation D of the United States Securities Act of 1933;

● verify your eligibility to become an investor in an Optima Fund;

● confirm your identity in order to confirm your authority to sign legal documents in relation to an Optima Fund (including but not limited to any subscription agreement, partnership agreement and side letter);

● managing, operating and administering an Optima Fund in accordance with its governing documents and applicable laws, regulations and policies;

● making legal, regulatory, tax or other filings in relation to an Optima Fund, its investments, its investors, Optima itself and/or any of their associates;

● to facilitate, support and/or enhance Optima’s and an independent administrator’s operations and functions in connection with an Optima Fund; and

● for any other purpose that Optima reasonably determines is necessary or desirable in connection with the business of an Optima Fund.

Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. Personal information may be sent by you to Optima or to an independent administrator of an Optima Fund with respect to your subscription for, or holding of, an interest in an Optima Fund, or opening of a separately managed advisory account.

This information can include:

● Social security or taxpayer identification number

● Income

● Assets

● Bank account details

● Criminal history and other security related matters

● Transaction history

HOW?

For the reasons outlined above, Optima needs to share customers’ personal information to run its everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Optima chooses to share, and whether you can limit this sharing.

34

Reasons we can share your personal information	Does Optima Share?	Can you limit this sharing?
For our everyday business purpose — such as processing your transactions, maintaining your accounts or responding to regulatory requests	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For our affiliates’ everyday business — information about your transactions, balances and experience	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Contact Optima’s Chief Compliance Officer by telephone at 212-484-3000, by email at jonathan.walsh@optima.com or by mail at 10 East 53rd Street, New York NY 10022, U.S.A.

Please note:

If you are a new customer, we can begin sharing your information immediately upon receipt of your personal information. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Contact Optima’s Chief Compliance Officer by telephone at 212-484-3000, by email at jonathan.walsh@optima.com or by mail at 10 East 53rd Street, New York NY 10022, U.S.A.
What we can do
How does Optima protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include, among other things, computer safeguards including encryption, and secured files and buildings

How does Optima collect my personal information?

We collect your personal information, for example, when you:

● Enter into an advisory agreement or execute a subscription agreement

● Seek financial advice

● Make additions to, or withdrawals from, your account

● Give us information about your investment portfolio

● Tell us personal information about you, your family, and your employment history

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies. Optima’s affiliates include FFT Wealth Management and its subsidiaries and Stanhope Capital Group SA and its subsidiaries.

Nonaffiliates	Companies not related by common ownership and control. They can be financial and non-financial companies.

35

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT ADVISER

Optima Asset Management LLC
10 East 53rd Street New York, New York 10022

SUB-ADVISER

Anthony Capital Management, LLC
435 North Broadway, Suite D
De Pere, Wisconsin 54115

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

37

FOR MORE INFORMATION ABOUT THE FUND

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings and discuss recent market conditions and economic trends. The Fund’s Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s Annual and Semi-Annual Reports to shareholders are available by calling (toll free) 1-866-239-2026.

Statement of Additional Information (“SAI”)

The Fund’s SAI, dated December 31, 2025 has been filed with the SEC. The SAI, which includes additional information about the Fund, and the Fund’s Annual and Semi-Annual Reports, may be obtained free of charge by calling (toll free) 1-866-239-2026. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus. The SAI is available by calling (toll free) 1-866-239-2026. The Fund does not maintain a website.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9:00 a.m. to 8:00 p.m. (Eastern time) Monday-Friday. Call (toll free) 1-866-239-2026.

Purchases and Redemptions

Call your registered representative or (toll free) 1-866-239-2026.

Written Correspondence

P.O. Box Address:
Optima Strategic Credit Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

Street Address:
Optima Strategic Credit Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 641058-1307

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05518

OPT-SC-25

STATEMENT OF ADDITIONAL INFORMATION

OPTIMA STRATEGIC CREDIT FUND

(a series of The RBB Fund, Inc.)

Founders Class: Ticker: OPTCX

Investor Class: Ticker: OSCFX

December 31, 2025

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of two classes, Founders Class Shares and Investor Class Shares (the “Shares”), representing interests in the Optima Strategic Credit Fund (the “Fund”), a series of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus and should be read only in conjunction with the Fund’s Prospectus dated December 31, 2025 (the “Prospectus”) and the Fund's Annual Report on Form N-CSR for the fiscal year ended August 31, 2025 (the "Annual Report"). A copy of the Prospectus and Annual and Semi-Annual Reports may be obtained free of charge by calling toll-free 1-866-239-2026. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

GENERAL INFORMATION	1
INVESTMENT POLICIES AND RISKS	1
INVESTMENT LIMITATIONS	14
PORTFOLIO HOLDINGS INFORMATION	15
PORTFOLIO TURNOVER	17
MANAGEMENT OF THE COMPANY	17
CODE OF ETHICS	23
PROXY VOTING	23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	23
INVESTMENT ADVISORY AND OTHER SERVICES	24
DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION	27
PAYMENTS TO FINANCIAL INTERMEDIARIES	28
FUND TRANSACTIONS	28
PURCHASE AND REDEMPTION INFORMATION	29
TELEPHONE TRANSACTION PROCEDURES	29
VALUATION OF SHARES	30
TAXES	30
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	31
MISCELLANEOUS	32
FINANCIAL STATEMENTS	32
APPENDIX A	A-1
APPENDIX B	B-1

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. The Fund is a non-diversified series of the Company. Optima Asset Management LLC (the “Adviser”) serves as the investment adviser for the Fund and Anthony Capital Management, LLC (the “Sub-Adviser”) serves as the investment sub-adviser for the Fund.

A Special Meeting of Shareholders of the Fund has been scheduled for January 23, 2026 (the “Special Meeting”). At the Special Meeting, shareholders of the Fund will consider a proposal to approve the reorganization (the “Reorganization”) of the Fund into the Optima Strategic Credit Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II. If the Reorganization is approved by shareholders, the Adviser and Sub-Adviser will continue to serve as the investment adviser and investment sub-adviser, respectively, for the Acquiring Fund.

INVESTMENT POLICIES AND RISKS

The following supplements the information contained in the Prospectus concerning the investment policies of the Fund, and contains more detailed information about the types of instruments in which the Fund may invest, strategies the Sub-Adviser may employ in pursuit of the Fund’s investment objectives and a summary of related risks. The investment objective of the Fund is to seek total return. There can be no guarantee that the Fund will achieve its investment objective.

The Sub-Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

RISKS ASSOCIATED WITH RECENT ECONOMIC EVENTS

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Instability in the credit markets may make it more difficult for some issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. A significant worsening of the conditions could adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value (“NAV”) of its Shares. In addition, geopolitical and events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats may add to instability in the domestic and global economy and markets. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund's investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain companies, industries or market sectors, such position will increase the Fund's exposure to risk of loss from adverse developments affecting those companies, industries or sectors. These conditions could result in the Fund's inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund's performance, and cause losses on your investment in the Fund.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS RISK

The recent instability in the financial markets has led the U.S. Government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced excess volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. In unusual circumstances, issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

1

LIBOR RISK

Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

SOFR RISK

The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

DERIVATIVES

The Fund may invest in derivative products to, among other things, obtain exposure to specific asset class sectors and seek hedge against possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased. Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company's use of derivatives and certain related investments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of an index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with a futures broker, known as a futures commission merchant ("FCM"), in a segregated account in the name of the FCM an amount of cash, U.S. Government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

2

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on any margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Regulation as a Commodity Pool Operator. Pursuant to amendments by the Commodities Future Trading Commission (“CFTC”) to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. Neither the Fund nor the Adviser is therefore subject to registration or regulation as a pool operator under the CEA.

Options On Securities

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Index options are put options and call options on various indices. In most respects, they are identical to listed options on other securities ("non-index options"). The primary difference between non-index options and index options occurs when index options are exercised. In the case of non-index options, the underlying security is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

3

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on indices will be subject to the ability of the Adviser and Sub-Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Dealer Options. The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

The Staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased dealer options are illiquid investments. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid investments. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, (i.e., the yield spread between high quality and lower quality securities). This protection is provided only during the life of the spread options.

Swap Agreements

The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund).

4

Whether the Fund’s use of swap agreements enhances the Fund's total return will depend on the Sub-Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

High Yield Exposure Through Credit Default Swaps. The Fund may execute its strategy by entering into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. The Fund will enter into CDS by executing an International Swaps and Derivatives Association (ISDA) master agreement, which provides globally-accepted standardized legal documentation for a variety of swap transactions including CDS. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may use CDS as part of a replication tactic whereby the Fund combines a (1) credit default swap on a portfolio of high yield bonds with (2) investments in high quality securities, such as U.S. Treasury bills, as an economic substitute for a portfolio of individual high yield bonds. This two-instrument “replication portfolio” is expected to have an economic and investment return profile that is substantially similar, although not identical to, a cash portfolio of high yield bonds. If the Fund invests in a portfolio of individual high yield bonds, it earns interest and suffers losses when issuers default. Similarly, the replication portfolio receives nearly identical payments and suffers nearly identical losses to that of a portfolio of high yield bonds. The Fund receives interest (from the portfolio of high quality securities) and receives payments from the protection buyer, which, in total, are approximately equal to the interest payments on a cash portfolio of high yield bonds. Additionally, the Fund makes credit default payments to the credit protection buyer counterparty which are nearly identical to credit losses the Fund would suffer from the default of issuers in a cash portfolio of high yield bonds.

The Fund anticipates that it will use a market-standard high yield reference portfolio known as the Markit CDX High Yield Index (the “CDX High Yield Index”) to execute its investment strategy. The CDX High Yield Index (composed of 5-year credit default swaps on 100 relatively liquid high yield fixed income securities issued by BB and B rated North American corporate entities) is selected and maintained by Markit Group Limited (“Markit”) using specific-issue recommendations and current market-based default swap rates provided by major high yield market participants, such as commercial banks and broker-dealers. Markit Group also provides daily updates of the then-current average credit default swap rate associated with each of the securities included in the CDX High Yield Index. The CDX High Yield Index and its average credit default swap rate are used by the Fund and its counterparties to set the terms of CDX High Yield Index-referenced CDS. Markit Group also provides credit default loss information and required credit event payments by conducting a survey or quasi-auction on securities included in the CDX High Yield Index that have suffered a credit event. This loss information is used to calculate payments due from a credit protection seller to the protection buyer. A new CDX High Yield Index is created every six months to update the Index for the purpose of replacing defaulted issuers and including new issuers, which are representative of the then-current high yield market. The Fund expects that it may maintain original CDS or enter into new transactions that terminate the old CDS and replace them with CDS using the newly-updated CDX High Yield Index.

The tactic of using a CDS referenced to the CDX High Yield Index differs from the tactic of investing in specific Sub-Adviser-selected high yield bonds because (1) it does not rely upon the issuer-specific credit research of the Sub-Adviser, (2) exposes the Fund to the credit risk of the counterparty in addition to the credit risk of the reference high yield portfolio, and (3) permits only long or short positions in the index rather than more selective issuer-specific or sector-specific investments.

Certain Investment Techniques and Derivatives Risks. When the Sub-Adviser uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

5

FIXED INCOME/DEBT/BOND SECURITIES

Yields on fixed income securities, which the Fund defines to include preferred stock, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

The Fund may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

6

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short- term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid investments unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

High Yield Securities

The Fund may invest in high yield securities. High yield bonds are generally credit instruments that are rated BB+ or lower by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the Sub-Adviser, to be of comparable quality. Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower- rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

7

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended (“Securities Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of the Company (“the Board”) determines that an investment in any such type of obligation is consistent with the Fund’s investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Fund may invest in shares of registered, closed-end or open-end investment companies and exchange-traded funds ("ETFs") (collectively, "Underlying Funds") that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, (i.e., bills, notes and bonds). Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

8

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States Government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government- sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass- through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month SOFR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

9

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Preferred Stock

The Fund defines preferred stock as form of fixed income security because it has similar features to other forms of fixed income securities. Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks include a lack of voting rights and the Sub-Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund. Preferred stock may also be convertible in the common stock of the issuer. Convertible securities may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. A convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation. The Fund may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.

Foreign Securities

The Fund may invest in securities of foreign issuers and Underlying Funds that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. Government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. Government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and the EU signed the Trade and Cooperation Agreement ("TCA") on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. While the long-term effects of Brexit are currently unknown, Brexit has already resulted in volatility in European and global markets. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund's investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund's investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund's ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund's performance with respect to such investments, and thus the Fund's performance as a whole.

10

Emerging Markets Securities. The Fund may purchase securities of emerging market issuers and ETFs and other closed end funds that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additionally, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations., the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described above regarding foreign securities apply to investments in ADRs.

Restricted and Illiquid Investments

Pursuant to Rule 22e-4 ("Rule 22e-4" or the "Liquidity Rule") under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid investments may include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency and mortgage swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted or other illiquid investments because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Fund may purchase securities that are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Sub-Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Sub-Adviser will monitor the liquidity of Restricted Securities held by the portion of the assets of the Fund it manages. In reaching liquidity decisions, the Sub-Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Fund’s investment objective, the Fund may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid investments or restricted securities.

11

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Investment Companies

The Fund may invest in shares of Underlying Funds to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its investments in ETFs.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Sub-Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Sub-Adviser. Therefore, the investment adviser of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another Underlying Fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Closed-End Investment Companies. The Fund may invest its assets in "closed- end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, NASDAQ and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Sub-Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are passive funds that seek to track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block- multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

12

There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

The existence of extreme market volatility or potential lack of an active trading market for an ETF's shares could result in such shares trading at a significant premium or discount to their NAV. In addition, the purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Sub-Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid investments. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

13

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of the Fund’s investment objectives.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding Shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding Shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the Shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding Shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of such Fund. Unless otherwise noted, Fund’s investment goals and strategies described in the Prospectus may be changed by the Board without the approval of the Fund’s shareholders.

Except with the approval of a majority of the outstanding voting securities the Fund may not:

1.	Borrow money, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33⅓% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.	Issue senior securities as defined in the 1940 Act, except as permitted by rule, regulation or order of the SEC;

3.	Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

6.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities).

For purposes of Investment Restriction No.7, the Fund may not:

14

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States or any of its authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.	Make any change in its policy to invest 80% of its net assets (including borrowings for investment purposes) in fixed income securities under normal market conditions unless it provides its shareholders with at least 60 days prior written notice.

2.	Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

3.	Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments, including foreign exchange forward contracts, shall not constitute purchasing securities on margin.

Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does provide allowances for certain borrowings, firm commitment and standby commitment agreements. In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the Fund complies with the conditions of Rule 18f-4. See the section entitled "Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest rate Caps, Floors and Collars" above for additional information.

Except with respect to borrowing, and as otherwise may be stated, all percentage limitations on the Fund’s investment practices set forth in this SAI and the Prospectus apply at the time of an investment or a transaction, and a subsequent change in percentage resulting from a change in value of the investment or the total value of the Fund’s assets will not constitute a violation of such restriction.

PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of the Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, Sub-Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. The Fund may provide, at the Adviser’s and/or Sub-Adviser’s discretion, its portfolio holdings to various rating and ranking organizations. The timing, frequency and type (i.e., ratings/rankings/holdings) of disclosure may change at the Adviser’s and/or Sub-Adviser’s discretion.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., (the "Custodian"); U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the administrator, accounting agent and transfer agent; Cohen & Company, Ltd., the Fund’s independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Fund’s proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser or Sub-Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s, Adviser’s and Sub-Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

Each of the Adviser and Sub-Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

15

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, Sub-Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

16

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs may also affect the Fund's performance. Portfolio turnover may vary from year to year, as well as within a year. The Fund’s portfolio turnover rate for the most recent fiscal period is stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

Portfolio Turnover
Fiscal Year Ended August 31, 2025	Fiscal Year Ended August 31, 2024
0%	0%

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors, Advisory Board Members, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

17

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126

Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

18

DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 65	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A

19

Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

20

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Fund and in all of the portfolios of the Company and The RBB Fund Trust (together, the "Fund Complex") (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including the amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Independent Directors
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
Interested Directors
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
Disinterested Advisory Board Members
Eugene Podsiadlo(1)	None	$10,001-$50,000
(1)	Mr Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Directors’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

21

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $15,182 from the Fund and $1,060,000 in the aggregate from all series of the Fund Complex for its services. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund and the Fund Complex in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$1,560	N/A	$406,250
Lisa A. Dolly, Director	$1,476	N/A	$363,750
Nicholas A. Giordano, Director	$1,482	N/A	$369,250
Arnold M. Reichman, Director and Chair	$1,960	N/A	$476,750
Robert A. Straniere, Director (1)	$300	N/A	$101,250
Martha A. Tirinnanzi, Director	$1,286	N/A	$336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$1,835	N/A	$466,750
Brian T. Shea, Director	$1,428	N/A	$380,500
Disinterested Advisory Board Members
Eugene Podsiadlo(2)	N/A	N/A	$0
Officers:
Steven Plump, President	$470	N/A	$424,750

(1)	Mr. Straniere retired from his role as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025,

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

22

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Name of Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex
Julian A. Brodsky, Emeritus Director	$587	N/A	$106,250
Robert A. Straniere, Emeritus Director	$470	N/A	$84,375

CODE OF ETHICS

The Company, Adviser and Sub-Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Sub-Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Sub-Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund when exercising its proxy voting authority. The Sub-Adviser determines whether and how to vote corporate actions and proxies on a case-by-case basis, and will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the Fund, vote in a manner that it believes is consistent with the Fund’s stated objectives, and generally, vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless the Sub-Adviser has a particular reason to vote to the contrary.

A copy of the Sub-Adviser’s Proxy Voting Guidelines is included with this SAI. Please see Appendix B to this SAI for further information.

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by calling (toll free) 1-866-239-2026 or by writing to the Fund at: Optima Strategic Credit Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri, 64121-9252. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2025, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of a class of the Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or a class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of the shareholders of the portfolio or class.

Optima Strategic Credit Fund - Founders Class

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	100%	Record

As of December 1, 2025, Directors and Officers as a group owned less than 1% of the outstanding Founders Class Shares of the Fund. Ownership information is not provided for Investor Class Shares because Investor Class Shares were not available for sale prior to the date of this SAI.

23

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Optima Asset Management LLC is a Delaware limited liability company with its principal offices located at 10 East 53rd Street, New York, New York 10022. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act'”). The Adviser is a wholly-owned subsidiary of FWM Holdings Inc., which is also the parent of other registered investment advisers that are affiliates of Optima. FWM Holding Inc. is an indirect wholly-owned subsidiary of Stanhope Capital Group SA (“Stanhope Capital”), one of Europe’s largest independent wealth management and advisory firms. On September 2, 2025, Corient, a U.S. based wealth management firm, announced the acquisition of Stanhope Capital (the “Acquisition”). The Acquisition is expected to close in the first half of 2026.

Investment Advisory Agreement with the Company

Subject to the supervision of the Board, the Adviser provides for the overall management of the Fund, including supervision of the Sub-Adviser. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”). Under the Advisory Agreement, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.25% or 1.50% of the Fund's average daily net assets attributable to Founders Class Shares and Investor Class Shares, respectively. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause net total annual Fund operating expenses to exceed 1.25% and 1.50% for the Founders Class Shares and Investor Class Shares, respectively: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) for a year are less than 1.25% and 1.50% for the Founders Class Shares and Investor Class Shares, respectively, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed the expense limitations that were in effect at the time of the waiver or reimbursement. This contractual limitation is in effect until December 31, 2026 for Founders Class Shares and Investor Class Shares, and may not be terminated prior to that date without the approval of the Board. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. There can be no assurance that the Adviser will continue such waivers indefinitely.

For the fiscal years ended August 31, 2025, 2024, and 2023, the Fund paid the Adviser the following advisory fees and the Adviser waived/reimbursed the following advisory fees as follows:

	Advisory Fees Paid (after waivers and recoupments)	Waivers	Recoupments
For the fiscal year ended August 31, 2025	$135,768	$(6,775)	$988
For the fiscal year ended August 31, 2024	$96,075	$(34,140)	$0
For the fiscal year ended August 31, 2023	$303,430	$0	$57,163

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the expenses listed in the Prospectus and the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) expenses of organizing the Company that are not attributable to a class of the Company; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; and (g) the cost of investment company literature and other publications provided by the Company to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class. The Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

24

As of August 31, 2025, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2027	August 31, 2028
$33,152	$6,775

Sub-Adviser

Anthony Capital Management, LLC, a Wisconsin limited liability company, serves as the investment sub-adviser to the Fund. The Sub-Adviser is located at 435 North Broadway, Suite D, De Pere, WI 54115, and is controlled by Douglas Reich.

Sub-Advisory Agreement

The Sub-Adviser provides investment advisory services to the Fund pursuant to the terms of a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Company, the Adviser and the Sub-Adviser. The Sub-Advisory Agreement provides that the Sub-Adviser will manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s objective, policies and restrictions and any investment guidelines established by the Adviser. The Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Adviser is required to furnish at its own expense all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. The Sub-Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

Under the Sub-Advisory Agreement, the Sub-Adviser receives a fee from the Adviser equal to 50% of the net advisory fee received by the Adviser from the Fund.

Subject to the supervision and oversight of the Adviser, the Sub-Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

Portfolio Manager

Description of Compensation. The Sub-Adviser compensates the Fund’s portfolio manager for his management of the Fund. The Sub-Adviser provides a competitive salary plus bonus system of compensation for all employees. Bonus awards are highly dependent on firm profitability and individual contribution. As the portfolio manager is the owner of the Sub-Adviser, he shares in the Sub-Adviser’s profits.

Material Conflicts of Interest. The Fund’s portfolio manager may manage the assets of more than one registered investment company (for this sub-section only, each a “Fund”), other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for the Sub-Adviser. Both clients and affiliated persons of the Sub-Adviser, including the portfolio manager, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for both the Fund and the Accounts (including another fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by the Fund or that the Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that the Fund pays for those securities or can realize upon sale, or on the ability of the Sub-Adviser to buy or sell the desired amount of such securities for the Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are effected for the Fund. This presents a conflict between the interests of the Fund and the interests of the Accounts as well as the affiliates of the Sub-Adviser that invest in the Accounts.

Conflicts also may arise between the interests of the Fund and the interests of the Sub-Adviser and its affiliates, including the portfolio manager. These conflicts can occur as one or more of the Accounts pay advisory fees to the Sub-Adviser, including performance-based compensation, at a higher rate than the rate of fees paid by the Fund. In addition, the Sub-Adviser’s affiliates, including the Fund’s portfolio manager, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, the portfolio manager could favor an Account over the Fund when dividing his time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both the Fund and the Accounts or when making trading decisions. The Sub-Adviser, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either the Fund or the Accounts. These policies and procedures include requirements that transactions by the Fund and the Accounts in the same securities that occur on the same day are average priced when feasible and allocated on a fair and equitable basis. In addition, the Sub-Adviser conducts periodic reviews of transactions in and holdings of the same or related securities by the Fund and the Accounts for compliance with the Sub-Adviser’s policies and procedures.

25

Other Accounts. The table below discloses accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management, as of August 31, 2025.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Douglas Reich	Other Registered Investment Companies	0	0	0	$0
	Other Pooled Investment Vehicles:	1	$5 million	1	$5 million
	Other Accounts:	4	$33 million	2	$15.5 million

Securities Ownership. As of August 31, 2025, the dollar range of Fund shares beneficially owned by the portfolio manager was between $100,001-$500,000.

Custodian Agreement

U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 serves as Custodian of the Fund’s assets pursuant to a custodian agreement between the Custodian and the Company (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities and (e) makes periodic reports to the Company’s Board concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a fee based on the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund. The Custodian and Fund Services are affiliates.

Transfer Agency Agreement

Fund Services, with corporate offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency and servicing agreement (collectively, the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, Fund Services (a) issues and redeems Shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Board concerning the operations of the Fund. Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Fund under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Fund and the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, Fund Services provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Custodian and Fund Services are affiliates.

Administration and Accounting Services Agreement

Fund Services serves as fund administrator to the Fund pursuant to a fund administration servicing agreement, and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”).  Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund.  Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company. For the fiscal years ended August 31, 2023, 2024, and 2025, the Fund paid Fund Services certain administration, accounting and regulatory administration fees and related out-of- pocket expenses as follows:

26

Fiscal Years Ended	Fund Administration Fees
August 31, 2025	$42,309
August 31, 2024	$40,380
August 31, 2023	$51,298

DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION

Quasar Distributors, LLC (the “Distributor”), whose principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the underwriter to the Fund pursuant to the terms of a distribution agreement (the “Distribution Agreement”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Company, Adviser or Sub-Adviser.

Under the Distribution Agreement with the Fund, the Distributor acts as the agent of the Company in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund Shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of Shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote Shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the Shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Founders Class Shares. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Company in connection with the continuous offering of the Fund’s shares. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company. The Distributor does not receive compensation from the Company for the distribution of the Fund’s Founders Class Shares; however, the Adviser pays an annual fee to the Distributor as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

Investor Class Shares. Pursuant to the Distribution Agreement and the related Plan of Distribution for Investor Class Shares (the “Plan”), which was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will act as the agent of the Company in connection with the continuous offering for the sale of the Fund’s Investor Class Shares. The Distributor will continually distribute shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company. Payments to the Distributor under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of Investor Class Shares, including advertising, printing and mailing of prospectuses to others than current shareholders, compensation of underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plan, to be calculated daily and paid monthly by the Investor Class Shares of the Fund at the annual rates set forth in the Prospectus.

Among other things, the Plan provides that: (1) the Distributor shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund’s Investor Class Shares under the Plan shall not be materially increased without shareholder approval; and (4) while the Plan remains in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

27

Mr. Sablowsky, a Director of the Company, has an indirect interest in the operation of the Plan by virtue of his position with Oppenheimer Co., Inc., a broker-dealer.

Plan expenses for Investor Class Shares are not provided because Investor Class Shares had not commenced operations prior to the date of this SAI.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund Shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets.  Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund Shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund Shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

FUND TRANSACTIONS

Subject to policies established by the Board and other applicable rules and the oversight of the Adviser, the Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. The Sub-Adviser has broad supervision over the placement of securities orders for the Fund. The Sub-Adviser has the authority to determine the broker-dealer to be used in any securities transaction and the commission rate to be paid. While the primary criterion for all transactions in portfolio securities is the execution of orders at the most favorable net price, numerous additional factors are considered by the Sub-Adviser when arranging for the purchase and sale of the Fund’s portfolio securities. These include restrictions imposed by the federal securities laws and the allocation of brokerage in return for certain services and materials described below. In determining the abilities of the broker-dealer to obtain best execution of a particular transaction, the Sub-Adviser will consider all relevant factors including the execution capabilities required by the transaction(s), the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions promptly and at reasonable expense, the importance to the Fund of speed, efficiency or confidentiality and the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold, as well as any other matters the Sub-Adviser deems relevant to the selection of a broker-dealer for a particular portfolio transaction of the Fund.

When the “best execution” criteria are satisfied, those broker-dealers who supplement the Sub-Adviser’s capabilities with trading execution and research services, within the parameters of Section 28(e) of the Securities Exchange Act of 1934, as amended, may be selected by the Sub-Adviser to provide brokerage services.  Research services include both proprietary research (created or developed by the broker-dealer) and research created or developed by a third party.

Ongoing research, computer systems and market data feeds are critical elements of the Sub-Adviser’s investment management process. Accordingly, the Sub-Adviser is a significant user of broker-provided products and services that assist the Sub-Adviser in carrying out its investment and trading decisions. These products and services include: quotation services; trading; research (including proprietary) and portfolio management systems and consulting services; data; software; seminars; prime brokerage; custody and clearance services; other data services; trading and data feeds; proxy research; and trading communication services.  In the absence of soft dollar arrangements, the Sub-Adviser would have to pay directly for these services. Further, although best execution is always the primary objective in broker selection, the use of soft dollars means that the Sub-Adviser has less incentive to go to execution-only brokers, and that the Sub-Adviser may not always obtain the best price.

In some cases the Sub-Adviser acquires research products or services with soft dollars that also have non-research uses.  In these cases the Sub-Adviser makes reasonable allocation of the cost of the product or service according to its use. That portion of the product or service that provides administrative or other non-research services is paid for by the Sub-Adviser in hard dollars.

The Sub-Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Sub-Adviser or persons associated with the Sub-Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios. Transaction costs for any transaction will be shared pro rata based on each portfolio’s participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Sub-Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board pursuant to Rule 10f-3 under the 1940 Act.

28

In no instance will portfolio securities be purchased from or sold to the Distributor, U.S. Bank, N.A., Adviser or the Sub-Adviser or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

In transactions for securities not actively traded on a securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

For the fiscal years ended August 31, 2023, August 31, 2024, and August 31, 2025 the Fund paid commissions to brokers on account of research services as follows:

For the fiscal year ended August 31, 2025	$0
For the fiscal year ended August 31, 2024	$0
For the fiscal year ended August 31, 2023	$0

For the fiscal years ended August 31, 2025, August 31, 2024, and August 31, 2023, the Fund paid the aggregated brokerage commissions as follows:

For the fiscal year ended August 31, 2025	$2,800
For the fiscal year ended August 31, 2024	$0
For the fiscal year ended August 31, 2023	$0

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. As of August 31, 2025, there were no securities held by the Fund of its regular broker-dealers.

PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others and may be placed through a financial intermediary. Shares of the Fund may also be purchased directly from the Fund at the NAV per share, by mail or by wire.

The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s Shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.  A shareholder will also bear any market risk or tax consequence as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its Shares upon the occurrence of any of the foregoing conditions).

Shares of the Fund are subject to redemption by the Company, at the redemption price of such Shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or any fund from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund reserves the right to redeem a shareholder’s account in the Fund (other than those in an IRA account) at any time the NAV of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

The Fund has the right to redeem your Shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for Shares of the Fund you previously purchased or subscribed for.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by electronic funds transfer through the ACH network, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

29

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding Shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

The time at which transactions and Shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board and under the Board’s ultimate supervision.

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund Shares.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

30

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

As of August 31, 2025, the Fund had $1,285,837 to offset future capital gains.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Shareholders of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement, distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

31

MISCELLANEOUS

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Counsel

The law firm of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and its services include auditing the Fund's financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2025 are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning the Fund at the telephone number appearing on the front page of this SAI.

32

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

A-1

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1.	A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

A-2

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

A-3

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

A-4

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

A-5

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-6

APPENDIX B

Anthony Capital Management, LLC

14 PROXY VOTING POLICY

14.1 Introduction

The Advisers Act’s “Proxy Voting Rule” requires an Adviser that exercises voting authority with respect to its client’s securities to: (i) adopt written policies reasonably designed to ensure that the Adviser votes in the best interest of its clients and addresses how the Adviser will deal with material conflicts of interest that may arise between the Adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

14.2 Proxy Voting Policy
Pursuant to Anthony Capital’s “Proxy Voting Policy,” the Firm will comply with the Proxy Voting Rule and will act solely in the best interests its Clients when exercising its proxy voting authority. The Firm determines whether and how to vote corporate actions and proxies on a case-by-case basis, and will:
● Attempt to consider all aspects of the vote that could affect the value of the issuer or that of the Client.
● Vote in a manner that it believes is consistent with the Client’s stated objectives.
● Generally, vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless the Firm has a particular reason to vote to the contrary.

14.3 Conflicts of Interest
Anthony Capital will not put its own interests ahead of those of any Client. In the event that a potential conflict of interest arises in connection with voting a proxy, a conflict of interest will be considered material to the extent that the conflict has the potential to influence the Firm’s decision making in voting the proxy. Anthony Capital may take into account all relevant factors, as determined by the Firm in its sole discretion including, without limitation: (i) the impact on the value of the securities or instruments owned by the relevant Client account and the returns on those securities; (ii) the anticipated associated costs and benefits; (iii) the continued or increased availability of portfolio information; and (iv) industry and business practices.

In limited circumstances, and consistent with the terms of the Firm’s agreement with its Client, Anthony Capital may refrain from voting proxies where the Firm believes that voting would be inappropriate, taking into consideration the cost of voting the proxies and the anticipated benefit to its Clients. Generally, Clients may not direct the Firm’s vote in a particular solicitation.

Conflicts of interest may arise between the Firm’s and its Clients’ interests. If the Firm determines that it may have, or is perceived to have, a conflict of interest when voting proxies, the Firm may retain the services of a proxy advisory firm to assist with its voting decision.

14.4 Voting Information and Recordkeeping
Under the Books and Records Rule, the Firm must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of its Clients’ requests for voting information; and (v) any documents prepared by Anthony Capital that were material to making a decision on how to vote.

14.5 Compliance Review of Proxy Voting
Anthony Capital evaluates its compliance with the Proxy Voting Rule by sampling the proxy votes it casts on behalf of its Clients as part of its annual review of its compliance policies and procedures. The CCO will be responsible for ensuring that all votes are documented and maintained by the Firm’s prime broker(s), or the Firm. The CCO will conduct a periodic review of the proxy voting records maintained by either the Firm, or the Firm’s prime broker(s), to ensure that proxies are properly voted and records are appropriately maintained. Anthony Capital also requires any proxy advisory firm to update the Firm regarding business changes (for example, with respect to the proxy advisory firm’s capacity and competency to provide independent proxy voting advice or carry out voting instructions) and update the Firm regarding any of the proxy advisory firm’s methodologies, guidelines, and voting recommendations.

B-1

Summit Global
Investments

Prospectus

SGI U.S. Large Cap Equity Fund

Class I Shares (Ticker: SILVX)
Class A Shares (Ticker: LVOLX)
Class C Shares (Ticker: SGICX)

SGI Global Equity Fund

Class I Shares (Ticker: SGLIX)
Class A Shares (Ticker: SGLAX)
Class C Shares

SGI Small Cap Core Fund

Class I Shares (Ticker: BOGIX)

December 31, 2025

of The RBB Fund, Inc.

This Prospectus gives vital information about the SGI U.S. Large Cap Equity Fund, the SGI Global Equity Fund, and the SGI Small Cap Core Fund (each a “Fund” and together the “Funds”), each an investment portfolio of The RBB Fund, Inc. (the “Company”), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

A look at the goals, strategies, risks and financial history of the Funds’.
Details about the Funds’ service providers.
Policies and instructions for opening, maintaining and closing an account in a Fund.

SUMMARY SECTIONS	1
SGI U.S. Large Cap Equity Fund	1
SGI Global Equity Fund	8
SGI Small Cap Core Fund	15
ADDITIONAL INFORMATION ABOUT EACH FUND’S INVESTMENTS AND RISKS	21
MANAGEMENT OF THE FUNDS	27
Investment Adviser	27
Portfolio Managers	28
SHAREHOLDER INFORMATION	29
Pricing of Fund Shares	29
Sales Charges — Class A Shares ONLY	30
Market Timing	31
Purchase of Fund Shares	32
Redemption of Fund Shares	36
Dividends and Distributions	39
Taxes	39
ADDITIONAL INFORMATION	42
FINANCIAL HIGHLIGHTS	43
Appendix A — Prior Performance of Similarly Advised Accounts	A-1
FOR MORE INFORMATION	Back Cover

SUMMARY SECTIONS

SGI U.S. Large Cap Equity Fund

Investment Objective

The SGI U.S. Large Cap Equity Fund (for this section only, the “Fund”) seeks long-term capital appreciation. There can be no guarantee that the Fund will achieve its investment objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A Shares if you invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, in the section of this Prospectus entitled “Shareholder Information — Sales Charges” and in the section of the Fund’s Statement of Additional Information (“SAI”) entitled “Purchase and Redemption Information — Reducing or Eliminating the Front-End Sales Charge.”

Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load)	None	None(1)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	0.98%	1.23%	1.98%
Fee Waivers and/or Expense Reimbursements(2)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.98%	1.23%	1.98%

(1)

A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(2)

Summit Global Investments, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive management fees and reimburse expenses through December 31, 2026 to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed 0.98%, 1.23% and 1.98% of the Fund’s average daily net assets attributable to Class I Shares, Class A and Class C Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and are expected to cause net Total Annual Fund Operating Expenses to exceed 0.98%, 1.23% or 1.98%, as applicable: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2026 without the approval of the Board of Directors of the Company. If at any time the Fund’s Total Annual Fund Operating Expenses (not including acquired fund fees and expenses, short sale dividend expenses, brokerage commissions,

1

extraordinary items, interest or taxes) for a year are less than 0.98%, 1.23% and 1.98% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class A Shares or Class C Shares or $1,000,000 in the Class I Shares of the Fund and for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$9,997	$31,213	$54,169	$120,136
Class A Shares	$644	$895	$1,165	$1,935
Class C Shares	$201	$621	$1,068	$2,306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 171% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities, primarily common stocks, of companies within the Russell 1000® Index and S&P 500® Index. The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Fund may invest in other registered investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in securities of affiliated and unaffiliated ETFs (collectively, “Underlying Funds”).

The Adviser attempts to lower the Fund’s market risk by investing in U.S. equity securities that lower the overall volatility of the Fund’s portfolio as compared to the S&P 500® Index. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. The Fund invests in stocks that often exhibit less volatile stock price patterns, strengthening business metrics (i.e., earnings, debt, return on assets, competition, customers, industry, etc.) and quantitative factors such as earnings variability, leverage, volatility, price/book, price/cash flow, etc. The Adviser selects securities for the Fund that it anticipates will produce a portfolio with less volatility with more capital protection and consistent returns. While the Adviser attempts to manage the Fund’s volatility, there is no guarantee that the strategy will be successful or that the Fund’s portfolio will not experience periods of volatility.

The Fund may sell a stock if the Adviser identifies fundamental or legal risks and/or if the risk/return ranking declines due to increasing risk and/or decreasing return potential. The Fund may also decrease weight in an investment for risk control purposes. The Fund may also seek to increase its income by lending portfolio securities.

2

Principal Risks

Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

■

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

■

Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

■

Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

■

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

■

High Portfolio Turnover Risk. The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions and cause higher levels of current tax liability to shareholders of the Fund. A portfolio turnover rate of 100% is considered to be high. The Adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

■

Investment Companies and ETFs Risk. The Fund’s investment performance may be affected by the investment performance of the underlying funds in which the Fund may invest. Investing in other investment companies, including affiliated and unaffiliated ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their net asset value (“NAV”).

3

■

Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

■

Low Volatility Risk. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Investing in low volatility stocks may limit the Fund’s gains in rising markets.

■

Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

■

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Although the Fund will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.

■	Mid-Cap Companies Risk. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

■

Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

■

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

■

Warrants Risk. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

4

Performance Information

The bar chart below illustrates the performance of the Fund’s Class I Shares (the Class with the longest performance). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information may be obtained at www.sgiam.com or by calling 1-855-744-8500.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31*

*

The returns in the bar chart are for Class I Shares. Class A Shares and Class C Shares would have substantially similar annual returns because each class of shares would have invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes have different expenses. The Fund’s Class A Shares are subject to a sales charge (load). Sales charges (loads) or account fees are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.

Best and Worst Quarterly Performance (for the period reflected in the chart above):

Best Quarter: 15.02% (quarter ended June 30, 2020)
Worst Quarter: -17.51% (quarter ended March 31, 2020)

The Class I Shares year-to-date total return for the nine months ended September 30, 2025 was 5.24%.

5

AVERAGE ANNUAL TOTAL RETURNS

The following table, which includes all applicable sales charges (loads) and account fees, compares the Fund’s Class I, Class A and Class C Shares average annual total returns for the periods indicated to the average annual total returns of a broad-based securities market index for the same periods. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2024

U.S. Large Cap Equity Fund	1 Year	5 Years	10 Years	Since Inception
Class I Shares*
Return Before Taxes	17.63%	8.40%	9.59%	10.93%
Return After Taxes on Distributions(1)	9.79%	5.58%	7.52%	9.10%
Return After Taxes on Distributions and Sale of Fund Shares(1)	11.58%	5.87%	7.21%	8.56%
Class A Shares**
Return Before Taxes	11.20%	6.99%	9.33%	10.66%
Class C Shares**
Return Before Taxes	16.43%	7.43%	8.51%	9.83%
S&P 500® Total Return Index (reflects reinvestment of dividends and no deductions for fees, expenses or taxes)	25.02%	14.53%	13.10%	14.18%

1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

*	Class I Shares of the Fund commenced operations on February 29, 2012.

**	Class C Shares and Class A Shares of the Fund commenced operations on December 31, 2015 and October 29, 2015, respectively. Since inception index performance is measured as of February 29, 2012.

Management of the Fund

Investment Adviser

Summit Global Investments, LLC

Portfolio Managers

Name	Title with Adviser	Tenure with the Fund
David Harden	President and Portfolio Manager	Since Inception in 2012
Aash Shah, CFA®	Portfolio Manager	Since 2018

Purchase and Sale of Fund Shares

	Minimum Initial Investment	Subsequent Minimum Investment
Class I Shares	$1,000,000	No minimum
Class A Shares	$1,000	No minimum
Class C Shares	$1,000	No minimum

6

You can purchase and redeem shares of the Fund only on days the New York Stock Exchange (“NYSE”) is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations, as further detailed in the section entitled “Purchase of Fund Shares – Purchases Through Intermediaries.” Shares of the Fund may also be purchased and redeemed directly through the Company by the means described below.

Purchase and Redemption By Mail:

SGI U.S. Large Cap Equity Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

Overnight Mail:
SGI U.S. Large Cap Equity Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

Purchase and Redemption By Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 855-744-8500 to confirm the current wire instructions for the Fund.

Redemption By Telephone:

If you select the option to redeem by telephone on your account application, you may call the Transfer Agent at 855-744-8500.

Tax Information

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

SUMMARY SECTION

SGI Global Equity Fund

Investment Objective

The investment objective of the SGI Global Equity Fund (for this section only, the “Fund”) is to seek long-term capital appreciation. There can be no guarantee that the Fund will achieve its investment objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts on Class A Shares if you invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, in the section of this Prospectus entitled “Shareholder Information — Sales Charges” and in the section of the Fund’s Statement of Additional Information (“SAI”) entitled “Purchase and Redemption Information — Reducing or Eliminating the Front-End Sales Charge.”

Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load)	None	None(1)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses(2)	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.06%	1.31%	2.06%
Fee Waivers and/or Expense Reimbursements(3)	-0.22%	-0.22%	-0.22%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.84%	1.09%	1.84%

(1)

A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(2)	“Other Expenses” for Class A Shares and Class C Shares, which had not commenced operations as of the date of this Prospectus, are estimated based on Class I Shares for the current fiscal year.

(3)

Summit Global Investments, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive management fees and reimburse expenses through December 31, 2026, to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed 0.84%, 1.09%, and 1.84% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and are expected to cause net Total Annual Fund Operating Expenses to exceed 0.84%,1.09% or 1.84%, as applicable: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2026

8

without the approval of the Board of Directors of the Company. If at any time the Fund’s Total Annual Fund Operating Expenses (not including acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.84%, 1.09% and 1.84%, of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $1,000,000 in Class I Shares or $10,000 in Class A Shares or Class C Shares of the Fund for the time periods indicated and that you hold or sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same (taking into account the contractual expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$8,575	$31,535	$56,341	$127,428
Class A Shares	$630	$886	$1,161	$1,944
Class C Shares	$187	$612	$1,063	$2,314

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 184% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund invests, under normal market conditions, significantly (ordinarily at least 40% - unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund defines non-U.S. companies as companies that (i) are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets or derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States.

The Fund’s investments in equity securities include, without limitation, common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock.The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. The Fund purchases equity securities traded on registered exchanges or the over-the-counter market. The Fund may invest in securities of foreign issuers either directly or through depository receipts, including American Depository Receipts (“ADRs”). The Fund may invest in other registered investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in securities of affiliated and unaffiliated ETFs (collectively, “Underlying Funds”) The Fund may invest in or have exposure to companies of any size, but primarily invests in large- and mid- capitalization companies.

The Adviser attempts to lower the Fund’s market risk by investing in equity securities that lower the overall volatility of the Fund’s portfolio as compared to global equity benchmarks. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. The Fund invests in stocks that exhibit less volatile stock price patterns, strengthening business metrics (i.e., earnings, debt, return on assets, competition, customers, industry, etc.) and quantitative factors such as earnings variability, leverage, volatility, price/book, price/cash flow, etc.

9

The Adviser selects securities for the Fund that it anticipates will produce a portfolio with less volatility with more capital protection and consistent returns. While the Adviser attempts to manage the Fund’s volatility, there is no guarantee that the strategy will be successful or that the Fund’s portfolio will not experience periods of volatility.

The Fund may sell a stock if the Adviser identifies fundamental or legal risks and/or if the risk/return ranking declines due to increasing risk and/or decreasing return potential. The Fund may also decrease weight in an investment for risk control purposes.

Principal Risks

Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors. The Fund may also seek to increase its income by lending portfolio securities.

■

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

■

Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

■

Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

■

Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

■

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

■

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject

10

to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

■

Foreign Securities Risk. International investing may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections and differences in taxation, auditing and other financial practices. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its net asset value (“NAV”). Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

■

High Portfolio Turnover Risk. The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions and cause higher levels of current tax liability to shareholders of the Fund. A portfolio turnover rate of 100% is considered to be high. For the last fiscal year, the annual portfolio turnover rate of the Fund was lower than 100%, but the Fund’s portfolio turnover rate is expected to vary from year to year. The Adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

■

Investment Companies and ETFs Risk. The Fund’s investment performance may be affected by the investment performance of the Underlying Funds in which the Fund may invest. Investing in other investment companies, including affiliated and unaffiliated ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares. Certain ETFs maybe thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

■

Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

■

Low Volatility Risk. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Investing in low volatility stocks may limit the Fund’s gains in rising markets.

■

Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

■

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Although the Fund will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.

■	Mid-Cap Companies Risk. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

■

Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

11

■

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund

■

Warrants Risk. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Performance Information

Returns shown were generated under the management of the Fund’s former investment adviser and reflect a previous investment strategy. The Fund operated as a series of Scotia Institutional Funds prior to the close of business on March 21, 2014 (the “Predecessor Fund”). Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax-free reorganization (the “Reorganization”). The Reorganization occurred on March 21, 2014. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. The performance shown for periods prior to March 21, 2014 is that of the Predecessor Fund.

The Board approved the Adviser to serve as the Global Equity Fund’s investment adviser effective January 1, 2017. Returns shown for periods prior to January 1, 2017 were generated under the management of the Global Equity Fund’s former investment adviser.

The bar chart below illustrates the performance of the Fund’s Class I Shares. Performance for Class A Shares and Class C Shares is not shown because Class A Shares and Class C Shares had not commenced operations prior to the date of this Prospectus. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information may be obtained at www.sgiam.com or by calling 855-744-8500.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Best and Worst Quarterly Performance (for the period reflected in the chart above):

Best Quarter: 12.68% (quarter ended June 30, 2020)

Worst Quarter: -19.41% (quarter ended March 31, 2020)

The year-to-date total return for the nine months ended September 30, 2025 was 10.32%.

12

AVERAGE ANNUAL TOTAL RETURNS

The table below compares the Fund’s Class I Shares average annual total returns for the periods indicated to the average annual total returns of a broad-based securities market index for the same periods. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2024

Global Equity Fund	1 Year	5 Years	10 Years	Since Inception (April 1, 2009)*
Return Before Taxes	9.17%	5.42%	6.70%	12.94%
Return After Taxes on Distributions(1)	3.54%	3.79%	5.55%	11.36%
Return After Taxes on Distributions and Sale of Fund Shares	8.49%	4.05%	5.21%	10.59%
S&P Global Broad Market Index (reflects no deductions for fees, expenses or taxes)**	16.75%	9.94%	9.40%	12.15%

*	While the Predecessor Fund commenced operations on March 31, 2009, the Predecessor Fund began investing consistent with its investment objective on April 1, 2009.

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management of the Fund

Investment Adviser

Summit Global Investments, LLC

Portfolio Managers

Name	Title with Adviser	Tenure with the Fund
David Harden	President and Portfolio Manager	Since 2017
Aash Shah, CFA®	Portfolio Manager	Since 2018

Purchase and Sale of Fund Shares

	Minimum Initial Investment	Subsequent Minimum Investment
Class I Shares	$1,000,000	No minimum
Class A Shares	$1,000	No minimum
Class C Shares	$1,000	No minimum

You can purchase and redeem shares of the Fund only on days the New York Stock Exchange (“NYSE”) is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations, as further detailed in the section entitled “Purchase of Fund Shares – Purchases Through Intermediaries.” Shares of the Fund may also be purchased and redeemed directly through the Company by the means described below.

13

Purchase and Redemption by Mail:

Regular Mail:
SGI Global Equity Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

Overnight Mail:
SGI Global Equity Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 53202

Purchase and Redemption by Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 855-744-8500 to confirm the current wire instructions for the Fund.

Redemption By Telephone:

If you select the option to redeem by telephone on your account application, you may call the Transfer Agent at 855-744-8500.

Tax Information

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

SUMMARY SECTION

SGI Small Cap Core Fund

Investment Objective

The investment objective of the SGI Small Cap Core Fund (the “Fund”) is to provide long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.29%
Fee Waiver and/or Expense Reimbursement(1)	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.23%

(1)

Summit Global Investments, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive management fees and reimburse expenses through December 31, 2026, to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and are expected to cause net Total Annual Fund Operating Expenses to exceed 1.23%: Acquired Fund Fees and Expenses (“AFFE”), short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2026, without the approval of the Board of Directors of the Company. If at any time the Fund’s Total Annual Fund Operating Expenses (not including AFFE, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated and then held or redeemed all of your shares at the end of those periods. The Example assumes that

15

your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$125	$403	$702	$1,551

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 168% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the stocks of U.S. companies with market capitalizations, at the time of purchase, that are within the trailing twelve-month range of the market capitalizations of those companies that are included in the Russell 2000® Index (“Small Cap Stocks”). For purposes of this investment policy, stocks of U.S. companies are stocks that are listed on a securities exchange or market inside the United States. Because the Russell 2000® Index (“Index”) is modified (“reconstituted”) regularly (usually each year) to replace companies that no longer qualify for inclusion in the Index due to, among other reasons, having market capitalizations that have grown too large, the Adviser uses the trailing twelve-month range of market capitalizations to mitigate the need to trade stocks in the portfolio due to Index reconstitution. Further, the Adviser will not sell from the portfolio any holdings that the Adviser believes are likely to appreciate more than the Index solely because the market capitalizations of such holdings cause the portfolio to hold less than 80% of its net assets within this range. As such, the Fund may, from time to time, hold less than 80% of its net assets within this range. The Fund attempts to achieve its objective by taking long positions in Small Cap Stocks that the Adviser believes are undervalued given their future earnings growth prospects. The Fund may also invest in securities of affiliated and unaffiliated exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”). As part of its investment strategy, the Adviser will continue to invest in Small Cap Stocks that the Adviser believes will appreciate more than the Index. Shareholders will be notified by the Fund sixty days in advance of any change in this 80% policy. In seeking to achieve its principal investment strategies, the Fund will engage in trading of portfolio securities that will likely result in a high portfolio turnover rate. The Fund may also seek to increase its income by lending portfolio securities.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

■

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

16

■

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

■

Equity Stock Risk. Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

■

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downtown and when growth stocks are out of favor.

■

High Portfolio Turnover Risk. The Fund may frequently trade its portfolio holdings. High portfolio turnover will cause the Fund to incur higher brokerage commissions and other transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in higher taxable capital gains. A portfolio turnover rate of 100% is considered to be high.

■

Investment Companies and Exchange-Traded Funds (“ETFs”) Risk. The Fund’s investment performance may be affected by the investment performance of the Underlying Funds in which the Fund may invest. Investing in other investment companies, including affiliated and unaffiliated ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company an ETF holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their net asset value (“NAV”).

■

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Although the Fund will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.

■

Small Cap Risk. The Fund will invest in Small Cap Stocks that may be more volatile than investments in issuers with larger market capitalizations. Issuers of Small Cap Stocks are not as diversified in their business activities as issuers with larger market capitalizations and are more susceptible to changes in the business cycle. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Additionally, the trading volume of small company securities may make them more difficult to sell than those of larger companies. Moreover, the lack of an efficient market for the securities may make them difficult to value.

17

■

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

■

Value Stock Risk. Although the Fund will invest in stocks that the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market turndown and when value stocks are out of favor.

Performance Information

The bar chart below illustrates the performance of the Fund’s Class I Shares. The information shows how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information may be obtained at www.sgiam.com or by calling 1-855-744-8500.The Fund changed its investment adviser on May 14, 2021. The performance set forth below prior to May 14, 2021 is attributable to the former investment adviser.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter: 29.38% (quarter ended June 30, 2020)
Worst Quarter: -30.76% (quarter ended March 31, 2020)

The year-to-date total return for the nine months ended September 30, 2025 was 8.38%.

18

AVERAGE ANNUAL TOTAL RETURNS

The following table below compares the Fund’s average annual total returns for the past calendar year, the past five calendar years and the past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2024

SGI Small Cap Core Fund	1 Year	5 Years	10 Years	Since Inception
Return Before Taxes	5.39%	10.02%	8.07%	10.47%
Return After Taxes on Distributions(1)	4.72%	7.01%	5.24%	8.63%
Return After Taxes on Distributions and Sale of Fund Shares(1)	3.43%	6.58%	5.15%	8.32%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)*	23.81%	13.86%	12.55%	8.41%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRA). In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management of the Fund

Investment Adviser

Summit Global Investments, LLC

Portfolio Managers

Name	Title with Adviser	Tenure with the Fund
David Harden	President and Portfolio Manager	Since May 14, 2021
Aash Shah, CFA®	Portfolio Manager	Since May 14, 2021

Purchase and Sale of Fund

Minimum Initial Investment
$10,000 ($2,000 minimum for IRA accounts)

You can purchase and redeem shares of the Fund only on days the New York Stock Exchange (the “NYSE”) is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Shares of the Fund may also be purchased and redeemed directly through the Company by the means described below.

Purchase and Redemption By Mail:

SGI Small Cap Core Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

19

Overnight Mail:
SGI Small Cap Core Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

Purchase and Redemption By Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 855-744-8500 to confirm the current wire instructions for the Fund.

Redemption By Telephone:

If you select the option to redeem by telephone on your account application, you may call the Transfer Agent at 855-744-8500.

Tax Information

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20

ADDITIONAL INFORMATION ABOUT EACH FUND’S INVESTMENTS AND RISKS

This section provides some additional information about the Funds’ investments and certain portfolio management techniques that the Funds’ may use. More information about the Funds’ investments and portfolio management techniques, and related risks, is included in the SAI.

Investment Objectives

Each Fund’s investment objective may be changed by the Board of Directors (the “Board”) of the Company without shareholder approval. Shareholders will, however, receive 60 days’ prior notice of any changes. Any such changes may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

SGI U.S. Large Cap Equity Fund

The SGI U.S. Large Cap Equity Fund (the “U.S. Large Cap Equity Fund”) seeks long-term capital appreciation. The U.S. Large Cap Equity Fund invests in stocks that exhibit lower volatile stock price patterns strengthening business metrics and quantitative factors that the Adviser anticipates will produce lower volatility. The U.S. Large Cap Equity Fund may sell a stock if it no longer meets one or more investment criteria, including if the Adviser identifies fundamental or legal risks or if the risk/return ranking declines due to increasing risk and/or decreasing return potential.

Portfolio Composition

The U.S. Large Cap Equity Fund has a policy to invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities, primarily common stocks, of companies within the Russell 1000® Index and S&P 500® Index (for this paragraph only, the “80% Policy”). The 80% Policy is non-fundamental and can be changed by the Board upon 60 days’ prior notice to shareholders. The U.S. Large Cap Equity Fund must comply with its 80% Policy at the time the U.S. Large Cap Equity Fund invests its assets. Accordingly, when the U.S. Large Cap Equity Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would be consistent with its 80% Policy.

SGI Global Equity Fund

The SGI Global Equity Fund’s (the “Global Equity Fund”) investment objective is to seek long-term capital appreciation. The Global Equity Fund invests in both U.S. and foreign stocks that exhibit lower volatile stock price patterns strengthening business metrics and quantitative factors that the Adviser anticipates will produce lower volatility. The Global Equity Fund may sell a stock if it no longer meets one or more investment criteria, including if the Adviser identifies fundamental or legal risks or if the risk/return ranking declines due to increasing risk and/or decreasing return potential.

Portfolio Composition

Under normal market conditions, the Global Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities (for this paragraph only, the “80% Policy”). The Global Equity Fund expects, under normal market conditions, to invest in at least three different countries and invest at least 40% (or, if conditions are not favorable, invest at least 30%) of its assets in non-U.S. companies (for this paragraph only, the “40% Policy”). The Global Equity Fund defines non-U.S. companies as companies that (i) are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets or derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. The 80% Policy and the 40% Policy are non-fundamental policies and can be changed by the Board upon 60 days’ prior notice to shareholders. The Global Equity Fund must comply with the 80% Policy and the 40% Policy at the time the Global Equity Fund invests its assets. Accordingly, when the Global Equity Fund no longer meets the 80% Policy or the 40% Policy as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but any new investment it makes would be consistent with its 80% Policy and 40% Policy.

21

SGI Small Cap Core Fund

The SGI Small Cap Core Fund’s (the “Small Cap Core Fund”) investment objective is to provide long-term capital appreciation. Small Cap Core Fund takes long positions in Small Cap Stocks that the Adviser believes are undervalued given their future earnings growth prospects. The Small Cap Core Fund may also invest in futures contracts and options on futures contracts as an alternative to purchasing a specified type of security. The Small Cap Core Fund may sell a stock if there is an adverse change in either the fundamental outlook for a company or investors’ beliefs about future stock price performance. Fundamental signals that could signal a sale include a significant appreciation in price, a poor quarterly earnings announcement or an indication that management is aggressive with its financial accounting. Adverse changes in investors’ beliefs about future stock prices are related to investors’ behavioral biases. Given the diversified nature of the stock selection process, it is likely that more than one of these signals would have to be declining in order to trigger a sale.

Portfolio Composition

The Small Cap Core Fund seeks to achieve its objective by investing under normal circumstances at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the Small Cap Stocks. For purposes of this investment policy, stocks of U.S. companies are stocks that are listed on a securities exchange or market inside the United States. Because the Russell 2000® Index is modified (“reconstituted”) regularly (usually each year) to replace companies that no longer qualify for inclusion in the Index due to, among other reasons, having market capitalizations that have grown too large, the Adviser uses the trailing twelve-month range of market capitalizations to mitigate the need to trade stocks in the portfolio due to Russell 2000® Index reconstitution.

The Small Cap Core Fund’s long positions may include (without limit) equity securities of foreign issuers that are traded in the markets of the United States as sponsored ADRs. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. The ADRs may not necessarily be denominated in the same currency as the foreign securities underlying the ADRs. The Small Cap Core Fund will not invest directly in equity securities that are principally traded outside of the United States.

Additional Information About Each Fund’s Principal Investments and Risks

Affiliated Fund Risk. The Funds’ investment in Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the Funds may own substantial portions of the shares of the Underlying Funds. However, redemption of the Underlying Fund shares by one or more Funds could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain Funds, the Underlying Funds may experience relatively large inflows and outflows of cash due to Funds’ purchases and sales of Underlying Fund shares. Although the Adviser may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Adviser structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the Funds, those Funds, including funds-of-funds, may pay more or less (for purchase activity) or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the Funds within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Adviser may have a conflict of interest with respect to Fund investments in Underlying Funds, particularly when an Underlying Fund has low assets. The Adviser also has an economic conflict of interest in determining the allocation of the Funds’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Borrowing. Each Fund may borrow money for temporary or emergency (not leveraging) purposes. A Fund will not make any additional investments while borrowings exceed 5% of its total assets.

22

Convertible Securities. Convertible securities have characteristics of both equity and fixed income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, the credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed income securities will decline in value.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s Adviser and other service providers (including, but not limited to, Fund accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Depositary Receipts. The Small Cap Core Fund may invest in securities of foreign issuers indirectly through depositary receipts. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

Equity and Equity-Related Securities. Each Fund will invest in equity securities as part of its principal investment strategies, including exchange-traded and over-the-counter common and preferred stocks, warrants and convertible securities. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant’s expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. The market value of a portfolio holding may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Decreases in market value of a Fund’s portfolio securities could adversely affect the Fund’s NAV.

Foreign Custody Risk. A Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

23

Foreign Investments. The Global Equity Fund will invest in foreign investments as part of its principal investment strategies. International investing is subject to special risks, including risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less economic, political and social stability; and differences in taxation, auditing and other financial practices. The Global Equity Fund will invest in securities of foreign issuers that are traded or denominated in U.S. Dollars primarily through depositary receipts. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

Market Risk. Each Fund’s NAV and investment return will fluctuate based upon changes in the value of its investments. The market value of a Fund’s holdings is based upon the market’s perception of value and is not necessarily an objective measure of an investment’s value. There is no assurance that a Fund will realize its investment objective, and an investment in a Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in a Fund, or a Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

24

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Mid-Cap Companies. The U.S. Large Cap Equity Fund and Global Equity Fund may each invest in mid-cap company securities as part of its principal investment strategies. Investing in securities of companies with mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

Other Investment Companies and ETFs. Each Fund may invest up to 10% of its total assets in the securities of other investment companies and ETFs not affiliated with the Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, a Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. Rule 12d1-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), permits a Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Portfolio Turnover. Each Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from a Fund’s performance.

Small-Cap Companies. The Small Cap Core Fund will principally invest in small-cap companies as part of their respective principal investment strategies. Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. Furthermore, while securities of small capitalization companies may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Indeed, historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Fund’s shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Temporary Investments. Each Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. If a Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

25

Broad-Based Securities Market Indices

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index.

The Russell 2000® Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000® Index and represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Index, a subset of the Russell 3000® index, is an unmanaged index which represents approximately 98% of the investable US equity market. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership as of October 31, 2025. The Russell 1000® Index measures the performance of the large-cap segment of the US equity universe.

The MSCI ACWI Index is designed to reflect the performance of the lowest volatility optimized version of the parent MSCI index.

The S&P 500® Index is designed to measure the performance of the 100 least volatile stocks of the S&P 500® Index.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI. The SAI is incorporated herein.

26

MANAGEMENT OF THE FUNDS

Investment Adviser

The Adviser’s principal address is 620 South Main Street, Bountiful, Utah 84010. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts. The Adviser is 100% privately-owned, and was founded in 2010.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 0.70%, 0.70%, and 0.95% of the U.S. Large Cap Equity Fund’s, the Global Equity Fund’s, and the Small Cap Core Fund’s average daily net assets, respectively. The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2026, to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) of the U.S. Large Cap Equity Fund exceed 0.98%, 1.23% and 1.98% of the U.S. Large Cap Equity Fund’s average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively. The Adviser has contractually agreed to waive all or a portion of its advisory fee and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding certain items discussed below) of the Global Equity Fund from exceeding 0.84% of the average daily net assets attributable to Class I Shares, 1.09% of the average daily net assets attributable to Class A Shares and 1.84% of the average daily net assets attributable to Class C Shares until December 31, 2026. The Adviser has contractually agreed to waive all or a portion of its advisory fee and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding certain items discussed below) of the Small Cap Core Fund from exceeding 0.93% of the average daily net assets attributable to Class I Shares until December 31, 2026.

In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses with respect to the U.S. Large Cap Equity Fund, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses for Class I Shares, Class A Shares and Class C Shares, respectively, to exceed 0.98%, 1.23% or 1.98%, as applicable: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2026, without the approval of the Board. If at any time the U.S. Large Cap Equity Fund’s Total Annual Fund Operating Expenses with respect to Class I Shares, Class A Shares and Class C Shares for that year are less than 0.98%, 1.23% or 1.98%, as applicable, the Adviser is entitled to reimbursement by the U.S. Large Cap Equity Fund of the advisory fees forgone and other payments remitted by the Adviser to the U.S. Large Cap Equity Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the U.S. Large Cap Equity Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. For the fiscal year ended August 31, 2025, the Adviser received 0.70% of the U.S. Large Cap Equity Fund’s average net assets in investment advisory fees from the U.S. Large Cap Equity Fund.

In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses with respect to the Global Equity Fund, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses for Class I Shares, Class A Shares and Class C Shares, respectively, to exceed 0.84%, 1.09% or 1.84%, as applicable: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2026, without the approval of the Board. If at any time the Fund’s Total Annual Fund Operating Expenses with respect to Class I Shares, Class A Shares and Class C Shares for that year are less than 0.84%, 1.09% or 1.84%, as applicable, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. For the fiscal year ended August 31, 2025, after waivers, the Adviser received 0.70% of the Global Equity Fund’s average net assets in investment advisory fees from the Global Equity Fund.

In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses with respect to the Small Cap Core Fund, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses for Class I Shares to exceed 1.23%, acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2026, without the approval of the Board. If at any time the Small Cap Core Fund’s Total Annual Fund Operating Expenses with respect to Class I Shares for that year are less than 1.23% the Adviser is entitled to reimbursement by the Small Cap Core Fund of the advisory fees forgone and other payments remitted by the Adviser to the Small Cap Core Fund within three years from the date

27

on which such waiver or reimbursement was made, provided such reimbursement does not cause the Small Cap Core Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. For the fiscal year ended August 31, 2025, after waivers, the Adviser received 0.95% of the Small Cap Core Fund’s average net assets in investment advisory fees from the Small Cap Core Fund.

A discussion regarding the basis for the Board’s approval of the investment advisory agreements for the U.S. Large Cap Equity Fund, the Global Equity Fund and the Small Cap Core Fund with the Adviser is available in the Funds’ annual report to shareholders for the fiscal year ended August 31, 2025.

Portfolio Managers

David Harden, the President of the Adviser, is primarily responsible for the day-to-day management of each Fund’s investment portfolio. Mr. Harden founded the Adviser in 2010. He has managed the Funds since the inception dates of each Fund and is known for the Adviser’s Managed Risk ApproachTM. Prior to founding the Adviser, Mr. Harden worked with Fidelity Investments, Evergreen Investments, and Ensign Peak Advisors, where he was responsible for developing and implementing numerous portfolio strategies. He is a graduate of Boston College, BA, and Boston University, MSCS.

Aash Shah is a Portfolio Manager of the Adviser and is responsible for the day-to-day management of each Fund’s investment portfolio. Mr. Shah joined the Adviser in 2017 as a Portfolio Manager. Mr. Shah has over 33 years of investment management experience including over 28 years as a portfolio manager. Previously, Mr. Shah managed small, mid, and large cap funds for Federated Investors in both New York City and Pittsburgh. Mr. Shah has a Bachelor’s degree from the University of Pittsburgh Swanson School of Engineering and an MBA in Finance and Accounting from the Tepper School at Carnegie Mellon University. He also holds a CFA charter.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds.

28

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Class I Shares and Class C Shares of the Funds are sold at their NAV. Class A Shares of the Funds are sold at their NAV, plus a front-end sales charge, if applicable. The NAV per share of each class of shares of the Funds is calculated as follows:

Value of Assets Attributable to a Class
NAV =	– Value of Liabilities Attributable to the same Class
Number of Outstanding of the Class

Each Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. Due to the fact that different expenses are charged to each Class of shares, the NAV of each Class of a Fund may vary. A Fund will effect purchases of Fund shares at the NAV, plus any applicable sales charge, next calculated after receipt by the Transfer Agent of your purchase order in good order. The Funds will effect redemptions of Fund shares at the NAV next calculated after receipt by the Transfer Agent of your redemption request in good order.

A Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and deemed representative of market values at the close of the market.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded and closed-end funds will be valued at their market price.

If market quotations are unavailable or deemed unreliable, securities will be valued by the Adviser, as the Fund’s valuation designee (the “Valuation Designee”), in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

29

Sales Charges — Class A Shares ONLY

General. Purchases of Class A Shares of the Funds are subject to a front-end sales charge of up to five and one-quarter percent (5.25%) of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. Sales charges are not imposed on shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term “offering price” includes the front-end sales charge. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Amount of Purchase of Class A Shares	Sales Charge as a % of Offering Price	Commission as a % of Offering Price
Less than $50,000	5.25%	4.75%
At least $50,000 but less than $100,000	4.75%	4.25%
At least $100,000 but less than $250,000	3.50%	3.25%
At least $250,000 but less than $500,000	2.50%	2.25%
At least $500,000 but less than $750,000	2.00%	1.90%
At least $750,000 but less than $1,000,000	1.50%	1.45%
$1,000,000 or greater	None*	None*

*

No sales charge is payable at the time of purchase on investments of $1,000,000 or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 18 months following any such purchase. See the section entitled “Contingent Deferred Sales Charge on Certain Redemptions”.

Rights of Accumulation. You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Fund in a single transaction with your purchase of Class A shares of another Fund. You may also combine your new purchase of Class A shares of a Fund with Class C shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you own. You may combine your account, your spouse’s account, and the account(s) of your children under age 25.

This privilege is also extended to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase:” (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company,” as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”), solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans for a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss Rights of Accumulation with your investment broker, brokerage firm, financial institution, or other industry professional, including affiliates of the Adviser (collectively, “Service Organizations”).

You will need to provide written instruction with respect to the other accounts whose purchases should be considered in rights of accumulation.

Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Funds’ Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward

30

fulfillment of the LOI. Shares equal to 5.25% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with the Funds, you can aggregate your accounts as well as accounts defined in the Rights of Accumulation section of the Prospectus. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Sales Charge Waivers. The Funds sell Class A Shares at NAV without imposition of a sales charge to the following persons:

■

current and retired (as determined by the Adviser) employees of the Adviser and its affiliates, their spouses and children under the age of 25 and employee benefit plans for such employees, provided orders for such purchases are placed by the employee;

■	any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;

■	Directors of the Company and registered representatives of Service Organizations;

■

existing advisory clients of the Adviser on purchases effected by transferring all or a portion of their investment management or trust account to the Fund, provided that such account had been maintained for a period of six months prior to the date of purchase of Fund shares;

■

trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested in the Fund by such entity or adviser during the subsequent 13-month period totals at least $50,000;

■	employer-sponsored retirement plans with assets of at least $50,000 or 25 or more eligible participants; and

■	accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Distributor.

In order to take advantage of a sales charge waiver, a purchaser must certify to the Service Organization eligibility for a waiver and must notify the Service Organization whenever eligibility for a waiver ceases to exist. A Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible. Such information may include account statements or other records regarding shares of the Fund held by you or your immediate family household members.

Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1,000,000 or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 18 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is further discussed in the SAI.

Market Timing

In accordance with the policy adopted by its Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment

31

of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Fund shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of a Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

Shares representing interests in a Fund are offered continuously for sale by Quasar Distributors, LLC (the “Distributor”).

The Board has approved a Distribution Agreement and adopted Plans of Distribution for Class A Shares and Class C Shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Distributor is entitled to receive from each respective Fund a distribution fee with respect to Class A Shares and Class C Shares of the Funds, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and of up to 1.00% on an annualized basis of the average daily net assets of the Class C Shares. The actual amount of such compensation under the Plans is agreed upon by the Board and by the Distributor. Because these fees are paid out of each respective Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class A Shares and Class C Shares and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of Class A Shares and Class C Shares, (ii) ongoing servicing and/or maintenance of the accounts of Class A and Class C shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of Class A Shares and Class C Shares, all as set forth in the Plans. Ongoing servicing and/or maintenance of the accounts of Class A and Class C shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the respective Fund or its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See “Purchases Through Intermediaries” below.

The Plans obligate each respective Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Class A Shares and Class C Shares the fee agreed to under the Distribution Agreement. Payments under the Plans are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

Purchases Through Intermediaries. Shares of the Funds may also be available through Service Organizations. Certain features of the shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of shares and should read this Prospectus in light of the terms governing

32

your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by a Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund’s NAV, plus any applicable sales charge, next computed after they are deemed to have been received by the Service Organization or its authorized designee.

For administration, sub-accounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or record keepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

In addition to fees a Fund may pay to a Service Organization under the Plans, a Fund may enter into agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for networking, sub-transfer agency, sub-administration and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Service Organization or (2) a fixed dollar amount for each account serviced by the Service Organization. The aggregate amount of these payments may be substantial.

Class I Shares of each Fund may also be available on brokerage platforms of firms that have agreements with the Company to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Class I Shares of a Fund through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.

General. You may also purchase shares of the Funds at the NAV per share, plus any applicable sales charge, next calculated after your order is received by the Transfer Agent in good order as described below. Each Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company’s records. The minimum initial investment in the Funds is $1,000,000 for Class I Shares. The minimum initial investment in the Funds for Class A Shares and Class C Shares is $1,000. Investors in Class A Shares and Class C Shares under the Automatic Investment Plan must invest at least $100 on a monthly basis via the Automatic Investment Plan. The minimum initial investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can purchase shares of the Funds only on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. Subject to acceptance by the Funds, an account may be opened by completing and signing an Account Application and mailing it to the Transfer Agent at the address noted below, together with a check payable to the Fund that you are purchasing. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept

33

payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Regular Mail Summit Global Investments Funds c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Overnight or Express Mail Summit Global Investments Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV plus any applicable sales charges next computed after the time the application and funds are received in proper order and accepted by the Funds. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

Initial Investment By Wire. If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:
U.S. Bank National Association
777 East Wisconsin Ave
Milwaukee WI 53202
ABA 075000022
Credit:
U.S. Bancorp Fund Services
Account #112-952-137
For Further Credit to:
[Summit Fund Name]
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments – By Wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Telephone Purchase. Investors may purchase additional shares of the Funds by calling 1-855-744-8500. If you did not decline this option on your account application, and your account has been open for at least 7 business days, telephone orders, in amounts of $100 or more, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the NAV calculated on the day your order is placed.

34

In order to arrange for telephone options after an account has been opened or to change your bank account, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source.

Additional Investments. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. Initial and additional purchases made by check or electronic funds transfer (ACH) cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Automatic Investment Plan. Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through an automatic investment plan (the “Automatic Investment Plan”). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly, quarterly, semi-annual or annual basis. Investors in Class A Shares and Class C Shares under the Automatic Investment Plan must invest at least $100 on a monthly basis via the Automatic Investment Plan. In order to participate in the Automatic Investment Plan, your financial institution must be a member of the ACH network. Minimum monthly payments are $100 for Class A Shares and Class C Shares and $1,000 for Class I Shares. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. To begin participating in the Automatic Investment Plan, please complete the Automatic Investment Plan section on the account application or call the Funds’ Transfer Agent at 1-855-744-8500 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to effective date.

Retirement Plans/IRA Accounts. The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-855-744-8500 for information on:

●	Individual Retirement Plan, including Traditional IRAs and Roth IRAs

●	Small Business Retirement Plans, including Simple IRAs and SEP IRAs

●	Coverdell Education Savings Accounts

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Purchases in Kind. In certain circumstances, shares of the Funds may be purchased “in kind” (i.e., in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by a Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividends, subscriptions, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A Fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on securities transferred to the Funds.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Funds. The Adviser will monitor each Fund’s total assets and may, subject to Board approval, decide to close a Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board approval, may also choose to

35

reopen a Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If a Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b.	employees of the Adviser and their spouses, parents and children; and

c.	Directors of the Company.

Distributions to all shareholders of a closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of a Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. Certificates for shares will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation.

The Adviser is authorized to waive the minimum initial and subsequent investment requirements.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered (i.e., the purchase request includes the name of the Fund; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the Fund). Purchase requests not in good order may be rejected.

Customer Identification Program. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Company’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. If you need additional assistance when completing your account application, please contact the Transfer Agent at 1-855-744-8500.

Applications without the required information, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

You may redeem shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. A Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can redeem shares of a Fund only on days the NYSE is open and through the means described below.

You may redeem shares of a Fund by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

36

Redemption By Mail. Your redemption requests should be addressed to [Summit Fund Name], c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252, or for overnight delivery to [Summit Fund Name], c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105.1307 and must include:

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days.

The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Redemption By Telephone. If you did not decline telephone options on your account application, you may initiate a redemption of shares in the amount up to the total value of the account by calling the Transfer Agent at 1-855-744-8500.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

In order to arrange for telephone options after an account has been opened or to change your bank account, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

37

Exchange Privilege. You can exchange your shares of a Fund for shares of the same class in an identically registered account of another Fund on any day that both the Fund and the Fund into which you are exchanging are open for business. Any new account established through an exchange will be subject to the minimum investment requirements applicable to the shares acquired. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Your total value of the initially held shares will equal the total value of the new shares. Be sure to read the current Prospectus for the Fund into which you are exchanging.

Beneficial holders with financial intermediary sponsored fee-based programs may be eligible to exchange their shares in a particular share class of a Fund for Shares in a different share class of that Fund if the shareholder meets the eligibility requirements for that class of shares or the shareholder is otherwise eligible to purchase that class of shares. Such an exchange will be effected at the NAV of the shares next calculated after the exchange request is received by the Transfer Agent in good order. Investors who hold Class I Shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I Shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I Shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

An exchange of shares of one Fund for shares of another Fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes unless you are a tax-exempt investor or hold your shares through a tax-deferred account such as an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

IRA and Other Retirement Plan Redemptions. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-855-744-8500. Investors will be asked whether or not to withhold taxes from any distribution.

Other Redemption Information. Redemption proceeds for shares of a Fund recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Company may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC and the Company’s Policy and Procedure Related to the Processing of In-Kind Redemptions. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when your request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Redemption requests not in good order may be delayed.

38

Involuntary Redemption. The Funds reserve the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption or an exchange request.

You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

The Funds may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Dividends and Distributions

Each Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund’s shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

Each Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

The ex-dividend, record and payable dates of any annual distribution will be available by calling 855-744-8500.

All distributions are reinvested in the form of additional full and fractional shares unless you elect one the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) receive capital gain distributions in cash while reinvesting dividends in additional Fund shares; or (3) receive all distributions in cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at a Fund’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account as any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before a Fund’s ex-dividend date (and the Fund will need to have met a similar holding

39

period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

Each Fund may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to such Fund’s investments in REITs. A section 199A dividend is any dividend or part of such dividend that such Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by a Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by such Fund from a REIT reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for such Fund’s shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your applicable Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

The Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, a Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If a Fund makes this election, the amount of those foreign taxes paid by a Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your cost basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, each Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such shares are sold. The Funds have elected to use the average cost method, unless you instruct a Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your

40

account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding. Each Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as a Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to a Fund’s interest income from U.S. obligors, and dividends attributable to net short-term capital gains of a Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares of a Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Each Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in a Fund.

Shares of the Fund have not been registered for sale outside of the United States and certain U.S. territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the Funds’ SAI.

41

ADDITIONAL INFORMATION

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Transfer Agent toll-free at 1-855-744-8500 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholder, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-855-744-8500 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

42

FINANCIAL HIGHLIGHTS

The following tables set forth certain financial information for the periods indicated. Certain information reflects financial results for a single fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions.

This information for the fiscal year ended August 31, 2025 has been derived from the financial statements and has been audited by Tait, Weller & Baker LLP, the independent registered public accounting firm.

Class A Shares and Class C Shares of the Global Equity Fund had not commenced operations as of the fiscal year ended August 31, 2025, and therefore no financial highlights information is presented for these Classes of the Global Equity Fund.

This information for the fiscal years ended August 31, 2024, 2023, 2022 and 2021 for the Small Cap Core Fund have been derived from the Funds’ financial statements audited by the Funds’ prior independent registered public accounting firms.

This information should be read in conjunction with the Funds’ financial statements, which, together with the report of the independent registered public accounting firm, are included in the Funds’ annual financial statements on Form N-CSR for the fiscal year ended August 31, 2025, which are available upon request (see back cover for ordering instructions).

43

	U.S. Large Cap Equity Fund — Class I Shares
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net Asset Value, Beginning of Period	$21.74	$18.00	$17.85	$23.21	$19.55

Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.13	0.18	0.17	0.03
Net realized and unrealized gain/(loss) on investments(2)	0.44	4.47	0.88	(2.27)	3.76
Net increase/(decrease) in net assets resulting from operations	0.56	4.60	1.06	(2.10)	3.79

Dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.17)	(0.20)	(0.04)	(0.08)
Net realized capital gain	(3.94)	(0.69)	(0.71)	(3.22)	(0.05)
Total dividends and distributions to shareholders	(4.05)	(0.86)	(0.91)	(3.26)	(0.13)
Net Asset Value, end of Period	$18.25	$21.74	$18.00	$17.85	$23.21
Total investment return/(loss)(3)	3.30%	26.51%	6.02%	(10.71)%	19.46%

Supplemental Data
Net assets, end of period (000’s omitted)	$209,675	$211,534	$351,360	$391,548	$506,159

Ratios to Average Net Assets:
Ratio of expenses to average net assets with waivers and reimbursements	0.98%	0.98%	0.98%	0.92%	0.87%
Ratio of expenses to average net assets without waivers and reimbursements	0.98%	1.00%	0.97%	0.96%	0.87%
Ratio of net investment income/(loss) to average net assets	0.62%	0.68%	0.99%	0.85%	0.15%
Portfolio turnover rate(4)	171%	194%	88%	133%	91%

(1)	The selected per share data is calculated based on average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

44

	U.S. Large Cap Equity Fund — Class A
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net Asset Value, Beginning of Period	$21.77	$18.02	$17.88	$23.25	$19.59

Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.08	0.13	0.12	(0.02)
Net realized and unrealized gain/(loss) on investments(2)	0.46	4.48	0.87	(2.27)	3.77
Net increase/(decrease) in net assets resulting from operations	0.53	4.56	1.00	(2.15)	3.75

Dividends and distributions to shareholders from:
Net investment income	(0.04)	(0.12)	(0.15)	—	(0.04)
Net realized capital gain	(3.94)	(0.69)	(0.71)	(3.22)	(0.05)
Total dividends and distributions to shareholders	(3.98)	(0.81)	(0.86)	(3.22)	(0.09)
Net Asset Value, end of Period	$18.32	$21.77	$18.02	$17.88	$23.25
Total investment return/(loss)(3)	3.13%	26.19%	5.69%	(10.89)%	19.20%

Supplemental Data
Net assets, end of period (000’s omitted)	$13,930	$19,601	$31,276	$28,285	$29,423

Ratios to Average Net Assets:
Ratio of expenses to average net assets with waivers and reimbursements	1.23%	1.22%	1.23%	1.17%	1.12%
Ratio of expenses to average net assets without waivers and reimbursements	1.23%	1.25%	1.22%	1.21%	1.12%
Ratio of net investment income/(loss) to average net assets	0.37%	0.40%	0.74%	0.64%	(0.09)%
Portfolio turnover rate(4)	171%	194%	88%	133%	91%

(1)	The selected per share data is calculated based on average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

45

	U.S. Large Cap Equity Fund — Class C
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance
Net Asset Value, Beginning of Period	$20.74	$17.22	$17.12	$22.54	$19.11

Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.07)	(0.06)	—	(0.03)	(0.17)
Net realized and unrealized gain/(loss) on investments(2)	0.42	4.27	0.83	(2.17)	3.65
Net increase/(decrease) in net assets resulting from operations	0.35	4.21	0.83	(2.20)	3.48

Dividends and distributions to shareholders from:
Net investment income	—	—	(0.02)	—	0.00
Net realized capital gain	(3.94)	(0.69)	(0.71)	(3.22)	(0.05)
Total dividends and distributions to shareholders	(3.94)	(0.69)	(0.73)	(3.22)	(0.05)
Net asset value, end of period	$17.15	$20.74	$17.22	$17.12	$22.54
Total investment return/(loss)(3)	2.31%	25.23%	4.93%	(11.54)%	18.25%

Supplemental Data
Net assets, end of period (000’s omitted)	$1,528	$1,823	$2,297	$2,546	$2,917

Ratios to Average Net Assets:
Ratio of expenses to average net assets with waivers and reimbursements	1.98%	1.97%	1.98%	1.92%	1.87%
Ratio of expenses to average net assets without waivers and reimbursements	1.98%	2.00%	1.97%	1.96%	1.87%
Ratio of net investment income/(loss) to average net assets	(0.37)%	(0.35)%	(0.01)%	(0.15)%	(0.84)%
Portfolio turnover rate(4)	171%	194%	88%	133%	91%

(1)	The selected per share data is calculated based on average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

46

	Global Equity Fund — Class I Shares
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$40.36	$34.11	$33.16	$38.33	$32.93

Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.45	0.52	0.45	0.45	0.38
Net realized and unrealized gain/(loss) on Investments(2)	0.21	6.18	1.62	(3.77)	5.24
Net increase/(decrease) in net assets resulting from operations	0.66	6.70	2.07	(3.32)	5.62

Dividends and distributions to shareholders from:
Net investment income	(0.65)	(0.45)	(0.31)	(0.58)	(0.22)
Net realized capital gain	(6.93)	—	(0.81)	(1.27)	—
Total dividends and distributions to shareholders	(7.58)	(0.45)	(1.12)	(1.85)	(0.22)
Net Asset Value, end of period	$33.44	$40.36	$34.11	$33.16	$38.33
Total investment return/(loss)(3)	2.99%	19.84%	6.39%	(9.20)%	17.15%

Supplemental Data:
Net assets, end of period (000’s omitted)	$94,160	$108,187	$150,297	$118,260	$112,035

Ratios to Average Net Assets:
Ratio of expenses to average net assets with waivers and reimbursements	0.84%	0.84%	0.84%	0.84%	0.97%
Ratio of expenses to average net assets without waivers and reimbursements	1.06%	1.05%	1.00%	1.01%	1.10%
Ratio of net investment income/(loss) to average net assets	1.30%	1.45%	1.37%	1.24%	1.26%
Portfolio turnover rate(4)	184%	102%	96%	87%	88%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover is calculated for the Fund, as a whole, for the entire period.

47

	Small Cap Core Fund — Class I Shares
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021(1)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$32.28	$27.50	$25.53	$38.64	$28.16

Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.13	0.12	0.06	(0.10)	(0.15)
Net realized and unrealized gain/(loss) on Investments(3)	1.71	4.66	2.06	(2.97)	12.33
Net increase/(decrease) in net assets resulting from operations	1.84	4.78	2.12	(3.07)	12.18

Dividends and distributions to shareholders from:
Net investment income	(0.20)	—	—	—	(0.07)
Net realized capital gain	(0.47)	—	(0.15)	(10.04)	(1.63)
Total dividends and distributions to shareholders	(0.67)	—	(0.15)	(10.04)	(1.70)
Net Asset Value, end of period	$33.45	$32.28	$27.50	$25.53	$38.64
Total investment return/(loss)(4)	5.87%	17.38%	8.37%	(9.93)%	44.61%

Supplemental Data:
Net assets, end of period (000’s omitted)	$121,011	$124,720	$103,502	$89,836	$97,409

Ratios to Average Net Assets:
Ratio of expenses to average net assets with waivers and reimbursements	1.23%	1.23%	1.23%	1.23%	1.07%
Ratio of expenses to average net assets without waivers and reimbursements(5)	1.29%	1.26%	1.25%	1.33%	1.12%
Ratio of net investment income/(loss) to average net assets	0.41%	0.42%	0.24%	(0.34)%	(0.37)%
Portfolio turnover rate(6)	168%	211%	197%	270%	314%

(1)	Effective as of the close of business on March 15, 2021, the Adviser took over management of the SGI Small Cap Core Fund from its predecessor investment manager.
(2)	Calculated based on average shares outstanding for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	During the current fiscal period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Portfolio turnover is calculated for the Fund, as a whole, for the entire period.

48

Appendix A — Prior Performance of Similarly Advised Accounts

U.S. Large Cap Equity Fund

The Adviser has experience in managing other accounts with substantially similar investment objectives, policies and strategies as the U.S. Large Cap Equity Fund. The table below is provided to illustrate the past performance of the Adviser in managing all such other accounts and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. This performance history is net of all fees (including any applicable sales loads) charged to investors in the other accounts. The net returns are derived using the investment advisory fixed rate fee of 1.00% on total assets applicable for each other account and calculated on a monthly basis. The composite includes other accounts that pay lower expenses than those paid by shareholders of the Fund. Higher expenses reduce returns to investors. The use of the Fund’s expense structure would have lowered the performance results. The Fund’s results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

COMPOSITE — MONTHLY PERFORMANCE TABLE NET OF FEES
(SINCE INCEPTION JANUARY 14, 2011 THROUGH DECEMBER 31, 2011)1,2,3

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
US Equity Low Volatility Composite	(1.72)%	1.92%	1.97%	4.13%	0.71%	0.11%	(2.82)%	(1.63)%	(2.17)%	4.80%	0.41%	1.84%
S&P 500® Index	(0.55)%	3.20%	(0.10)%	2.85%	(1.35)%	(1.83)%	(2.15)%	(5.68)%	(7.18)%	10.77%	(0.51)%	0.85%

[1]

Performance was calculated using a time-weighted total return methodology, as set forth in Global Investment Performance Standards (“GIPS”) Section 3.3. This method of calculating performance differs from the SEC’s standardized methodology, which may produce different results.

[2]

Performance shown is composite performance of all similarly advised accounts. The first similarly advised account commenced operations on January 14, 2011, but other accounts commenced operations subsequent to January 14, 2011.

[3]

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represents approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index.

A-1

PRIVACY NOTICE
FACTS	WHAT DO THE SUMMIT GLOBAL INVESTMENTS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Summit Global Investments Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Summit Global Investments Funds share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-251-4847 or go to www.sgiam.com

What we do
How do the Summit Global Investments Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Summit Global Investments Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Summit Global Investments, LLC, the investment adviser to the SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, SGI U.S. Large Cap Equity VI Portfolio, SGI Peak Fund, SGI Prudent Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Core ETF, SGI Enhanced Global Income ETF, SGI Enhanced Nasdaq-100 ETF, and SGI Enhanced Market Leaders ETF.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, SGI U.S. Large Cap Equity VI Portfolio, SGI Peak Fund, SGI Prudent Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Core ETF, SGI Enhanced Global Income ETF, SGI Enhanced Nasdaq-100 ETF, and SGI Enhanced Market Leaders ETF don’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, SGI U.S. Large Cap Equity VI Portfolio, SGI Peak Fund, SGI Prudent Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Core ETF, SGI Enhanced Global Income ETF, SGI Enhanced Nasdaq-100 ETF, and SGI Enhanced Market Leaders ETF may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

INVESTMENT ADVISER

Summit Global Investments, LLC
620 South Main Street
Bountiful, Utah 84010

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street,
Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker
Two Liberty Place
50 S 16th St. 2900
Philadelphia, Pennsylvania 19102

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103

[THIS PAGE INTENTIONALLY LEFT BLANK]

SGI U.S. LARGE CAP EQUITY FUND, SGI GLOBAL EQUITY FUND, AND SGI SMALL CAP CORE FUND

FOR MORE INFORMATION

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Funds is available free of charge, upon request, including:

Annual/Semi-Annual Reports:

These reports contain additional information about the Funds’ investments. The annual report includes Fund strategies and market conditions that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information:

The Funds’ SAI, dated December 31, 2025, has been filed with the SEC. The SAI, which includes additional information about the Funds, along with the Funds’ annual and semi-annual reports, are available on the Adviser’s website at www.sgiam.com or may be obtained free of charge by calling 855-744-8500. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

Shareholder Account Service Representatives:

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9:00 a.m. to 8:00 p.m. (Eastern time) Monday-Friday. Call: 855-744-8500.

Purchases and Redemptions:

Call your registered representative or 855-744-8500.

Written Correspondence

Post Office Address:	Summit Global Investments Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252
Street Address:	Summit Global Investments Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307

Securities and Exchange Commission:

You may view and copy information about the Company and the Funds, including the SAI, by visiting the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05518

SGI-00125

STATEMENT OF ADDITIONAL INFORMATION

SGI U.S. LARGE CAP EQUITY FUND

Class I Shares Ticker Symbol: SILVX

Class A Shares Ticker Symbol: LVOLX

Class C Shares Ticker Symbol: SGICX

SGI GLOBAL EQUITY FUND

Class I Shares Ticker Symbol: SGLIX

Class A Shares Ticker Symbol: SGLAX

Class C Shares

SGI SMALL CAP CORE FUND

Class I Shares Ticker Symbol: BOGIX

December 31, 2025

Investment Adviser:

SUMMIT GLOBAL INVESTMENTS, LLC (the “Adviser”)

each a series of THE RBB FUND, INC

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to the SGI U.S. Large Cap Equity Fund (the “U.S. Large Cap Equity Fund”), the SGI Global Equity Fund (the “Global Equity Fund”) and the SGI Small Cap Core Fund (the “Small Cap Core Fund”) (each a “Fund” and together the “Funds”) of The RBB Fund, Inc. (the “Company”). The U.S. Large Cap Equity Fund and the Global Equity Fund are each authorized to issue three classes of shares: Class I Shares, Class A Shares and Class C Shares, and the Small Cap Core Fund is authorized to issue one class of shares: Class I Shares (collectively, the “Shares”). This SAI is not a prospectus and should be read only in conjunction with the Funds’ Prospectus dated December 31, 2025 (the “Prospectus”) and the Funds’ Annual Report on Form N-CSR dated August 31, 2025 (the “Annual Reports”). The financial statements and notes contained in the Annual Reports are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. Copies of the Prospectus and Annual and Semi-Annual Reports may be obtained free of charge by calling toll-free 855-744-8500.

GENERAL INFORMATION	1
INVESTMENT OBJECTIVES	1
PRINCIPAL INVESTMENT POLICIES AND RISKS	1
NON-PRINCIPAL INVESTMENT POLICIES AND RISKS	10
INVESTMENT LIMITATIONS	23
DISCLOSURE OF PORTFOLIO HOLDINGS	27
PORTFOLIO TURNOVER	28
MANAGEMENT OF THE COMPANY	29
CODE OF ETHICS	40
PROXY VOTING	40
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	41
INVESTMENT ADVISORY AND OTHER SERVICES	42
INVESTMENT ADVISER	42
PORTFOLIO MANAGERS	45
ADMINISTRATION AND ACCOUNTING AGREEMENT	47
CUSTODIAN AGREEMENT	47
TRANSFER AGENCY AGREEMENT	48
DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION	48
PAYMENTS TO FINANCIAL INTERMEDIARIES	50
FUND TRANSACTIONS	51
PURCHASE AND REDEMPTION INFORMATION	53
TELEPHONE TRANSACTION PROCEDURES	56
VALUATION OF SHARES	57
TAXES	58
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	59
MISCELLANEOUS	60
FINANCIAL STATEMENTS	61
APPENDIX A	A-1
APPENDIX B	B-1

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Class I, Class A and Class C Shares of the U.S. Large Cap Equity Fund, the Class I Shares, Class A Shares, and Class C Shares of the Global Equity Fund, and the Class I Shares of the Small Cap Core Fund, each a diversified portfolio. Summit Global Investments, LLC (“Summit” or the “Adviser”) serves as the investment adviser to the Funds.

The Company’s Board of Directors (the “Board”) approved Summit to serve as the Global Equity Fund’s investment adviser effective January 1, 2017 in connection with the resignation of the Global Equity Fund’s former investment adviser. The Global Equity Fund’s principal investment strategies and risks changed as a result of the change in investment adviser. Prior to January 1, 2017, the Global Equity Fund was named the Scotia Dynamic U.S. Growth Fund.

Before the Global Equity Fund commenced operations, all of the assets and liabilities of the Dynamic U.S. Growth Fund (the “Predecessor Fund”), a series of Scotia Institutional Funds (“Predecessor Fund Trust”), which was formerly known as DundeeWealth Funds, were transferred to the Global Equity Fund in a tax-free reorganization (the “Reorganization”). The Reorganization occurred on March 21, 2014. The Predecessor Fund commenced operations on March 31, 2009. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Global Equity Fund. Financial and performance information prior to the close of business on March 21, 2014 included herein is that of the Predecessor Fund. Returns for periods prior to January 1, 2017 were generated under the management of the prior investment adviser.

The Board approved Summit to serve as the Small Cap Core Fund’s investment adviser effective May 14, 2021 in connection with the resignation of the Small Cap Core Fund’s former investment adviser. The Small Cap Core Fund’s principal investment strategies and risks changed as a result of the change in investment adviser. Prior to May 14, 2021, the Small Cap Core Fund was named the Bogle Investment Management Small Cap Growth Fund.

INVESTMENT OBJECTIVES

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

The U.S. Large Cap Equity Fund seeks long-term capital appreciation. The Global Equity Fund seeks long-term capital appreciation. The Small Cap Core Fund seeks long-term capital appreciation.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with each Fund’s objective.

There can be no guarantee that a Fund will achieve its investment objective. A Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Funds’ Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and limitations.

1

PRINCIPAL INVESTMENT POLICIES AND RISKS

American, European and Global Depositary Receipts. As part of its principal investment strategy, the Global Equity Fund invests in American Depository Receipts (“ADRs”). ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities including increased market, illiquidity, currency, political, information and other risks, and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. GDRs, EDRs, and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Investments in the securities of foreign issuers may subject the Global Equity Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Cyber Security Risk. Each Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Funds or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Funds and their service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Funds have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds or the Adviser.

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The Funds purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

2

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

3

Foreign Custody Risk. A Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Securities. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund may invest. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of securities due to settlement problems could result either in losses to an underlying investment company due to subsequent declines in value of the securities, or, if the underlying investment company has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of an underlying investment company is uninvested and no return is earned thereon. The inability of an underlying investment company to make intended security purchases due to settlement problems could cause the underlying investment company to miss attractive investment opportunities.

Each Fund values its securities and other assets in U.S. dollars. As a result, if a Fund invests in securities denominated in foreign currencies, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, each Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

4

If a Fund invests in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) or foreign branches of foreign banks, these investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. A Fund may also invest in debt securities issued or guaranteed by foreign governments, including Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and EU signed the Trade and Cooperation Agreement (“TCA”) on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. While the long-term effects of Brexit are currently unknown, Brexit has already resulted in volatility in European and global markets. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Funds’ investments. Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Funds’ investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Funds from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Funds’ ability to achieve their investment objectives, prevent the Funds from receiving payments otherwise due, increase diligence and other similar costs to the Funds, render valuation of affected investments challenging, or require the Funds to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Funds' performance with respect to such investments, and thus the Funds’ performance as a whole.

5

Investment Company Shares.  Each Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds (“ETFs”), are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, a Fund may invest in ETFs beyond the limits contained in the 1940 Act.

Certain investment companies whose securities are purchased by a Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, the Funds expect to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Investing in Small Capitalization Companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization companies. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

6

Portfolio Turnover. Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two particularly significant ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are generally higher than long-term capital gain tax rates. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

Although tax considerations should not typically drive investment decisions, the Adviser recommends that all of its investors consider their ability to allocate tax-deferred assets (such as Individual Retirement Accounts (“IRAs”) and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies, when considering their investment options. Generally, investors will earn better after-tax returns investing tax-advantaged assets in active strategies, while using very low turnover passive strategies for their taxable investments.

The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. Under normal market conditions, it is expected that the Small Cap Core Fund’s portfolio turnover will range between 150% to 400%.

Real Estate Investment Trust Securities. Each Fund may invest in real estate investment trusts (“REITs”). A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

7

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund.

The REITs in which the Funds may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Each Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

SOFR Risk. The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

8

Special Note Regarding Market Events. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether a Fund invests in issuers located in or with significant exposure to such country or region.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact a Fund and/or the Adviser’s business. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rate changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Funds, exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact the Funds’ performance, and cause losses on your investment in the Funds.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds, underlying funds, and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds, underlying funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds, underlying funds, and issuers in which they invest.

9

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Borrowing.  Each Fund may borrow money from a bank equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the NAV of a Fund’s shares and in the return on a Fund’s portfolio. Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. A Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Convertible Securities. Each Fund may invest in convertible securities, such as convertible debentures, bonds and preferred stock, primarily for their equity characteristics. Convertible securities may be converted into common stock at a specified share price or ratio. Because the price of the common stock may fluctuate above or below the specified price or ratio, the Fund may have the opportunity to purchase the common stock at below market price. On the other hand, fluctuations in the price of the common stock could render the right of conversion worthless.

Corporate Obligations. Each Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Forward Commitment and When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable a Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

10

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund or the custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Equity Swaps. To the extent consistent with their investment objectives and strategies, the Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may be used by a Fund for hedging purposes, in anticipation of the purchase of securities, for liquidity management purposes, or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

Rule 18f-4 under the 1940 Act provides for the regulation of registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Funds have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

11

The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P® Global Ratings Services (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”). If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Futures and Options on Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds will reduce the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Funds may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by a Fund, the Fund will limit such investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds). For this reason, the Adviser is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act at this time.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO with respect to a Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations.

12

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally, contracts are closed out prior to the expiration date of the contract.

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Equity Swaps” above for additional information.

There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Illiquid Investments.  Pursuant to Rule 22e-4 (“Rule 22e-4” or the “Liquidity Rule”) under the 1940 Act, each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which a Fund is carrying the investments. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Inflation-Protected Securities. Each Fund may invest in inflation-protected securities issued by the U.S. Treasury, known as “TIPs” or “Treasury Inflation-Protected Securities,” which are debt securities whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of the investment. Inflation-protected securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected security will decline and could result in losses for a Fund.

13

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a Fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Initial Public Offerings. To the extent consistent with its investment policies and limitations, each Fund may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the underlying investment company. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, a Fund cannot guarantee continued access to IPOs.

Large Shareholder Purchase and Redemption Risk. Each Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and a Fund have entered into a fee waiver and/or expense reimbursement arrangement.

LIBOR Risk. Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

Money Market Securities.  During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments (the types of which are discussed below) that would not ordinarily be consistent with the Fund’s objective. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

14

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  Each Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. In addition, investments in bank loans may not be deemed to be securities and may not have the protections of the federal securities laws. Bank obligations include the following:

•	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Options.  Each Fund may purchase and write put and call options on securities and securities indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

15

Put and call options on securities indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Funds are required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Futures and Options on Futures” above for additional information.

A Fund may trade put and call options on securities and securities indices, as the Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

16

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Repurchase Agreements.  Each Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Restricted Securities.  Each Fund may purchase securities which are not registered under the 1933 Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

17

As consistent with each Fund’s respective investment objective, the Funds may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements may be considered borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Rights Offerings and Purchase Warrants.  Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Risk Considerations of Lower Rated Securities. Each Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in a Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

Each Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. A Fund will invest in high yield debt instruments when the Adviser believes that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. Since yields vary over time, no specific level of income can ever be assured.

18

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a fixed income security owned by a Fund defaulted, the Fund could incur additional expenses in attempting to obtain a recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and a Fund’s NAV to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets, to the extent it holds such fixed income securities. In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s ability to accurately value such securities and a Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, each Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so each Fund can meet redemption requests.

Risk Considerations of Medium Grade Securities.  Debt obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by a Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

Securities Lending.  Each Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. A Fund may not make loans in excess of 33 1/3% of the value of its total assets. A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as a Fund’s securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. A Fund does not have the right to vote loaned securities. A Fund may attempt to call loaned securities back to permit the exercise of voting rights if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

19

Short Sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short.

The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Short Sales “Against the Box.” In addition to the short sales discussed above, a Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Fund will make short sales against the box for purposes of protecting the value of the Fund’s net assets and will not engage in short sales against the box for speculative purposes. A short sale against the box is generally a taxable transaction to the Fund with respect to the securities that are sold short.

Special Situation Companies. Each Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types.

20

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. A Fund may invest in securities (even if not Special Situations) which, in the opinion of the Adviser, are appropriate investments for the Fund, including securities which the Adviser believes are undervalued by the market. The Funds are not required to invest any minimum percentage of their aggregate portfolio in “Special Situations,” nor are they required to invest any minimum percentage of their aggregate portfolio in securities other than “Special Situations.”

Temporary Defensive Positions.  In anticipation of or in response to adverse market, economic, political or other conditions, a Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

U.S. Government Securities.  Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continue support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

21

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian bank arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

•	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

When-Issued Securities and Forward Commitments. Each Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund’s when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

22

INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations which may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise noted, a Fund’s investment goals and strategies described in the Prospectus may be changed by the Board without the approval of the Fund’s shareholders.

The U.S. Large Cap Equity Fund may not:

1.	Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.	Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.	Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

4.	Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, futures contracts and related options on such futures contracts;

5.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

23

6.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; or

7.	Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

The Global Equity Fund may not:

1.	Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

2.	Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

3.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4.	Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5.	Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

6.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

24

The Small Cap Core Fund may not:

1.	Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Fund, except that up to 25% of the value of a Fund’s assets may be invested without regard to such limitation.

2.	Borrow money, except to the extent permitted under the 1940 Act or mortgage, pledge or hypothecate any of its assets in connection with any such borrowing except in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company’s total assets. For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

3.	Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. government obligations.

4.	Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund’s permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund’s annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

5.	Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may establish margin accounts in connection with its use of options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

6.	Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws.

7.	Purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or in real estate investment trusts.

8.	Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

9.	Invest in oil, gas or mineral-related exploration or development programs or leases.

25

10.	Purchase any securities issued by any other investment company, except to the extent permitted by the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

11.	Make investments for the purpose of exercising control or management, but the Fund will vote those securities it owns in its portfolio as a shareholder in accordance with its views.

12.	Issue any senior security, as defined in Section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

13.	Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings as described in Limitation 2 above and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

In addition to the fundamental investment limitations specified above, the U.S. Large Cap Equity Fund is subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The U.S. Large Cap Equity Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except that a Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

The Global Equity Fund is subject to the following additional non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Global Equity Fund may not:

1.	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 5% of the Fund’s total assets.

2.	Invest in companies for the purpose of exercising control.

3.	Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; (iii) make short sales “against the box”; and (iv) make short sales in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5.	Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. The 15% limitation on investments in illiquid securities applies both at the time of initial purchase and while the Fund holds such securities.

26

6.	Enter into futures contracts and options on futures contracts except as permitted by the Prospectus and in this SAI.

Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Funds, a policy relating to the selective disclosure of a Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of a Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose each Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Generally, after the 15th business day of the month following each calendar quarter end, each Fund may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations. In addition, generally after the 15th business day of the month following each calendar quarter end, each Fund may post to its website a list of its top ten holdings or full portfolio holdings at the discretion of the Adviser. The timing, frequency and type (i.e., ratings/rankings/holdings) of disclosure may change at the Adviser’s discretion, as well as whether to post to each Fund’s website.

The Company may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the administrator, accounting agent and transfer agent; Tait, Weller & Baker, the Funds’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Funds’ proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

27

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and (ii) financial consultants to assist them in determining the suitability of the Funds as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of a Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to a Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officers or third party service providers to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of a Fund’s total portfolio market value that was purchased or sold during the period. A Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

Each Fund’s portfolio turnover rates for the two most recent fiscal years are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

28

	Portfolio Turnover
	Fiscal Year Ended August 31, 2025	Fiscal Year Ended August 31, 2024
U.S. Large Cap Equity Fund	171%	194%
Global Equity Fund	184%	102%
Small Cap Core Fund	168%	211%

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities. .

29

Directors, Advisory Board, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
30

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126

Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A

31

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2019 Director of Marketing & Business Development of The RBB Fund Inc.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A

32

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

33

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

34

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in each Fund and in all of the portfolios of the Company and The RBB Fund Trust (together, the “Fund Complex”) (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan:

35

Name of Director	Dollar Range of Equity Securities in the SGI U.S. Large Cap Equity Fund	Dollar Range of Equity Securities in the SGI Global Equity Fund	Dollar Range of Equity Securities in the SGI Small Cap Core Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	$10,001-$50,000	$10,001-$50,000	$1-$10,000	Over $100,000
Lisa A. Dolly	None	None	None	None
Nicholas A. Giordano	None	None	$10,001-$50,000	$50,001-$100,000
Arnold M. Reichman	None	None	None	Over $100,000
Martha A. Tirinnanzi	None	None	None	Over $100,000
INTERESTED DIRECTORS
Robert Sablowsky	Over $100,000	None	Over $100,000	Over $100,000
Brian T. Shea	$10,001-$50,000	None	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	None	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

Directors’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

36

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company and The RBB Fund Trust, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance LLC received $1,060,000 in the aggregate from all series of the Company for its services, and $39,260 from the U.S. Large Cap Equity Fund, $17,514 from the Global Equity Fund, and $20,375 from the Small Cap Core Fund. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund Complex in the following amounts:

37

Name of Director/Officer	Aggregate Compensation from the Funds*	Pension or Retirement Benefits Accrued as part of Funds Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$11,282	N/A	$406,250
Lisa A. Dolly, Director	$10,418	N/A	$363,750
Nicholas A. Giordano, Director	$10,487	N/A	$369,250
Arnold M. Reichman, Director and Chair	$13,778	N/A	$476,750
Robert A. Straniere, Director(1)	$2,245	N/A	$101,250
Martha A. Tirinnanzi, Director	$9,280	N/A	$336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$13,126	N/A	$466,750
Brian T. Shea, Director	$10,424	N/A	$380,500
Disinterested Advisory Board Member
Eugene Podsiadlo(2)	$0	N/A	$0
Officers:
Steven Plump, President	$5,650	N/A	$424,750
James G. Shaw, President, Chief Financial Officer, Chief Operating Officer and Secretary	$7,263	N/A	$546,000
Craig Urciuoli, Director of Marketing and Business Development	$5,784	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$2,660	N/A	$200,000

(1)	Mr. Straniere retired as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

*	Includes all funds managed by the Adviser in the Company.

For the fiscal year ended August 31, 2025, each of the following members of the Board and the Treasurer and Secretary and Director of Marketing & Business Development received compensation from each of the Funds in the following amounts:

38

Name of Director/Officer	U.S. Large Cap Equity Fund	Global Equity Fund	Small Cap Core Fund
Independent Directors:
Gregory P. Chandler, Director	$5,694	$2,581	$3,007
Lisa A. Dolly, Director	$5,259	$2,382	$2,777
Nicholas A. Giordano, Director	$5,296	$2,398	$2,793
Arnold M. Reichman, Director and Chair	$6,952	$3,152	$3,674
Robert A. Straniere, Director(1)	$1,113	$526	$606
Martha A. Tirinnanzi, Director	$4,687	$2,122	$2,471
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$6,625	$3,002	$3,499
Brian T. Shea, Director	$5,261	$2,384	$2,779
Disinterested Advisory Board Member:
Eugene Podsiadlo(2)	$0	$0	$0
Officers:
Steven Plump, President	$2,906	$1,226	$1,518
James G. Shaw, President, Chief Financial Officer, Chief Operating Officer and Secretary	$3,736	$1,576	$1,951
Craig Urciuoli, Director of Marketing and Business Development	$2,975	$1,255	$1,554
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$1,368	$577	$715
(1)	Mr. Straniere retired as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

39

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Name of Emeritus Director	Aggregate Compensation from the Funds*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex
Julian A. Brodsky	$3,682	N/A	$106,250
Robert A. Straniere	$3,263	N/A	$84,375

*	Includes all funds managed by the Adviser in the Company.

For the fiscal year ended August 31, 2025, the Emeritus Director received compensation from each of the Funds in the following amounts:

Name of Emeritus Director	U.S. Large Cap Equity Fund	Global Equity Fund	Small Cap Core Fund
Julian A. Brodsky	$1,859	$841	$982
Robert A. Straniere	$1,651	$742	$870

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. The Adviser will consider factors affecting the value of a Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser will vote proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Company is required to disclose annually each Fund’s complete proxy voting record on Form N-PX. Each Fund’s proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling 1-855-744-8500 or by writing to the Fund at: Summit Global Investments Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252. Each Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

40

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2025, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Funds as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Class, Shareholder Name and Address	Percentage of Shares Owned as of December 1, 2025
U.S. Large Cap Equity Fund — Class I:
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	45.14%
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	42.87%
Capinco C/O U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	7.23%
U.S. Large Cap Equity Fund — Class A:
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	26.73%
U.S. Large Cap Equity Fund — Class C:
Brenner S. Peterson Discretionary Trust* Dallis C. Peterson TR 620 South Main Street Bountiful, UT 84010	6.89%
LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	6.11%
U.S Bank NA Cust. Cory S. Brower Roth IRA 1555 North RiverCenter Dr Ste 302 Milwaukee, WI 53212-3958	5.15%

41

Class, Shareholder Name and Address	Percentage of Shares Owned as of December 1, 2025
Global Equity Fund — Class I:
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	47.13%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	42.96%
Capinco C/O U.S. Bank NA P.O. Box 178 Milwaukee, WI 53201-1787	6.23%
Small Cap Core Fund — Class I:
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	33.27%
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	27.82%
Capinco C/O U.S. Bank NA 1555 North RiverCenter Dr Ste 302 Milwaukee, WI 53212-3958	9.48%

*	Denotes Beneficial Ownership

As of December 1, 2025, Directors and Officers as a group owned less than 1% of the outstanding shares of each of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Summit Global Investments, LLC (“Summit” or the “Adviser”), located at 620 South Main Street, Bountiful, Utah 84010, is a limited liability company registered with the State of Utah in October 2010. The Adviser is 100% privately-owned and is controlled by David Harden.

Advisory Agreement with the Company.  The Adviser renders advisory services to to each Fund pursuant to the terms of Investment Advisory Agreements (together referred to as the “Investment Advisory Agreement”) between the Company and the Adviser.

42

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Funds including (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Funds, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Funds. The Adviser will provide the services rendered by it in accordance with each Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services to the U.S. Large Cap Equity Fund, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 0.70% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its management fees and reimburse expenses through December 31, 2026, to the extent that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 0.98%, 1.23% and 1.98% for Class I Shares, Class A Shares and Class C Shares, respectively. If at any time the U.S. Large Cap Equity Fund’s Total Annual Fund Operating Expenses with respect to Class I Shares, Class A Shares and Class C Shares for that year are less than 0.98%, 1.23% or 1.98%, as applicable, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

For its services to the Global Equity Fund, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 0.70% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its management fees and reimburse expenses through December 31, 2026, to the extent that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, short sale dividend expenses, extraordinary items, interest and taxes) exceed 0.84%, 1.09% and 1.84% for the Fund’s Class I Shares, Class A Shares and Class C Shares, respectively. If at any time the Global Equity Fund’s Total Annual Fund Operating Expenses with respect to Class I Shares, Class A Shares and Class C Shares for that year are less than 0.84%, 1.09% or 1.84%, as applicable, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

For its services to the Small Cap Core Fund, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 0.95% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2026, to the extent that the Fund’s total annual operating expenses (excluding certain items discussed below) exceed 1.23% for the Fund’s Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause Total Annual Fund Operating Expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) for a year are less than 1.23%, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed the expense limitations that were in effect at the time of the waiver or reimbursement.

43

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. Each Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by a Fund include, but are not limited to the following (or a Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

	Advisory Fees Accrued (before waivers and/or reimbursements)	Waivers and/or Reimbursements	Recoupments
U.S. Large Cap Equity Fund
For the fiscal year ended August 31, 2025	$1,586,086	$(69,657)	$58,814
For the fiscal year ended August 31, 2024	$1,912,790	$(88,693)	$28,054
For the fiscal year ended August 31, 2023	$2,821,020	$(87,307)	$130,211
Global Equity Fund
For the fiscal year ended August 31, 2025	$700,274	$(220,407)	$0
For the fiscal year ended August 31, 2024	$926,566	$(280,270)	$0
For the fiscal year ended August 31, 2023	$912,478	$(210,693)	$0
Small Cap Core Fund
For the fiscal year ended August 31, 2025	$1,113,462	$76,432	$9,548
For the fiscal year ended August 31, 2024	$1,131,092	$(59,572)	$20,916
For the fiscal year ended August 31, 2023	$886,074	$(21,348)	$1,954

44

If at any time a Fund’s total annual Fund operating expenses for a year are less than the relevant share class’ Expense Cap, the Adviser is entitled to recoup from the Fund the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such recoupment does not cause the Fund to exceed the relevant share class’ Expense Cap that was in effect at the time of the waiver or reimbursement.

As of August 31, 2025, the Funds had amounts available for recoupment as follows:

	Expiration
	August 31, 2026	August 31, 2027	August 31, 2028
U.S. Large Cap Equity Fund	$68,309	$88,693	$69,657
Global Equity Fund	$210,693	$280,270	$220,407
Small Cap Core Fund	$21,348	$59,572	$76,432

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to each Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use each Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Description of Compensation.  As of the date of this SAI, the Adviser compensates the Funds’ portfolio managers for their management of the Funds. The portfolio managers are compensated through equity ownership of the Adviser, adjusted to reflect current market rates, and therefore compensation is in part based on the value of a Fund’s net assets and other client accounts they are managing. The Adviser’s Board of Managers reviews the compensation of each portfolio manager periodically and may make modifications in compensation as it deems necessary to reflect changes in the market.

Other Accounts.  In addition to the Funds, each portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2025.

45

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance (in millions)
David Harden	Other Registered Investment Companies:	8	$1 billion	0	$0
	Other Pooled Investment Vehicles:	1	$2 million	1	$2 million
	Other Accounts:	16	$812 million	0	$0
Aash Shah	Other Registered Investment Companies:	8	$1 billion	0	$0
	Other Pooled Investment Vehicles:	1	$2 million	1	$2 million
	Other Accounts:	16	$812 million	0	$0

Conflict of Interest. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with his management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Funds managed by each such portfolio manager as of August 31, 2025 using the following ranges: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

Portfolio Manager	Dollar Value of Securities Beneficially Owned
U.S. Large Cap Equity Fund
David Harden	$100,001-$500,000
Aash Shah	$10,001-$50,000
Global Equity Fund
David Harden	$50,001-$100,000
Aash Shah	$10,001-$50,000
Small Cap Core Fund
David Harden	$100,001-$500,000
Aash Shah	$10,001-$50,000

46

ADMINISTRATION AND ACCOUNTING AGREEMENT

Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as fund administrator to the Funds pursuant to a fund administration servicing agreement and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”). Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds. Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Funds’ registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds.

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company. The administration fees paid to Fund Services, including waivers and reimbursements for the past three fiscal years are as follows:

	Administration and Accounting Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
U.S. Large Cap Equity Fund
For the fiscal year ended August 31, 2025	$107,912	$0	$0
For the fiscal year August 31, 2024	$121,123	$0	$0
For the fiscal year August 31, 2023	$167,251	$0	$0
Global Equity Fund
For the fiscal year ended August 31, 2025	$80,917	$0	$0
For the fiscal year August 31, 2024	$72,306	$0	$0
For the fiscal year August 31, 2023	$67,644	$0	$0
Small Cap Core Fund
For the fiscal year ended August 31, 2025	$68,306	$0	$0
For the fiscal year August 31, 2024	$62,978	$0	$0
For the fiscal year August 31, 2023	$56,523	$0	$0

CUSTODIAN AGREEMENT

U.S. Bank, N.A., (the “Custodian”), 1555 North RiverCenter Drive, Milwaukee, Wisconsin 53212, is custodian of the Funds’ assets pursuant to a custodian agreement (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of the Funds; (b) holds and transfers portfolio securities on account of the Funds; (c) accepts receipts and makes disbursements of money on behalf of the Funds; (d) collects and receives all income and other payments and distributions on account of the Funds’ portfolio securities; and (e) makes periodic reports to the Board concerning the Funds’ operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Funds harmless from the acts and omissions of any affiliate, sub-custodian or domestic sub-custodian. For its services to the Funds under the Custodian Agreement, the Custodian receives a fee based on the Funds’ average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Funds. Fund Services and the Custodian are affiliates.

47

TRANSFER AGENCY AGREEMENT

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”), under which Fund Services: (a) issues and redeems shares of the Funds; (b) addresses and mails all communications by the Funds to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Funds. Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Funds under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Funds and the Funds’ average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Funds.

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, Fund Services provides services relating to the implementation of the Funds’ Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION

Quasar Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), whose principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the underwriter to the Funds pursuant to the terms of a distribution agreement (the “Distribution Agreement”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Company or the Adviser.

Under the Distribution Agreement with the Funds, the Distributor serves as the agent of the Company in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company. The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

48

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Company on behalf of the Funds on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Funds or by vote of a majority of the Independent Directors, who have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Plan of Distribution

Class I Shares.  Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Company in connection with the continuous offering of each Fund’s shares. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company. The Distributor does not receive compensation from the Company for the distribution of a Fund’s Class I shares; however, the Adviser pays an annual fee to the Distributor as compensation for underwriting services rendered to a Fund pursuant to the Distribution Agreement.

Class A Shares and Class C Shares.  Pursuant to the Distribution Agreement and the related Plans of Distribution for Class A Shares and Class C Shares (together, the “Plans”), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will act as the agent of the Company in connection with the continuous offering for the sale of the Class A Shares and Class C Shares, respectively. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company. Payments to the Distributor under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of Class A Shares and Class C Shares, including advertising, printing and mailing of prospectuses to others than current shareholders, compensation of underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Class A Shares and Class C Shares of a Fund at the annual rates set forth in the Funds’ Prospectus.

49

Among other things, the Plans provide that: (1) the Distributor shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Independent Directors who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by a Fund on the distribution of Class A Shares and Class C Shares under the respective Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company’s Independent Directors shall be committed to the discretion of such Independent Directors.

Mr. Sablowsky, a Director of the Company, has an indirect interest in the operation of the Plans by virtue of his position with Oppenheimer Co., Inc., a broker-dealer.

For the fiscal years ended August 31, 2025, total fees paid according to the Plans were as follows:

	U.S. Large Cap Equity Fund
	Class A Shares	Class C Shares
Fiscal year ended August 31, 2025	$39,417	$16,896

The Funds made the following payments under the Plans for the fiscal year ended August 31, 2025:

	U.S. Large Cap Equity Fund
	Class A	Class C
Advertising	$0	$0
Printing/Postage	$0	$0
Compensation to distributor	$0	$0
Compensation to broker-dealers	$39,417	$16,896
Compensation to sales personnel	$0	$0
Interest, carrying, or other financing charges	$0	$0
Other uses	$0	$0

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about a Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

50

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts they manage, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account and each Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

51

For the fiscal years ended August 31, 2025, 2024, and 2023, the Funds paid the following commissions to brokers on account of research services:

U.S. Large Cap Equity Fund
For the fiscal year ended August 31, 2025	$52,089
For the fiscal year ended August 31, 2024	$24,394
For the fiscal year ended August 31, 2023	$0
Global Equity Fund
For the fiscal year ended August 31, 2025	$0
For the fiscal year ended August 31, 2024	$18,157
For the fiscal year ended August 31, 2023	$0
Small Cap Core Fund
For the fiscal year ended August 31, 2025	$0
For the fiscal year ended August 31, 2024	$56,708
For the fiscal year ended August 31, 2023	$0

The following chart shows the aggregate brokerage commissions paid by the Funds for the fiscal years ended August 31, 2025, 2024, and 2023:

U.S. Large Cap Equity Fund
For the fiscal year ended August 31, 2025	$124,140
For the fiscal year ended August 31, 2024	$128,888
For the fiscal year ended August 31, 2023	$98,308
Global Equity Fund
For the fiscal year ended August 31, 2025	$126,786
For the fiscal year ended August 31, 2024	$67,413
For the fiscal year ended August 31, 2023	$43,615
Small Cap Core Fund
For the fiscal year ended August 31, 2025	$225,825
For the fiscal year ended August 31, 2024	$187,400
For the fiscal year ended August 31, 2023	$126,922

Each Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. As of August 31, 2025, the Funds did not hold securities of their regular broker-dealers.

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

52

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

PURCHASE AND REDEMPTION INFORMATION

Read the Funds’ Prospectus for information regarding the purchase and redemption of Fund shares, including any applicable sales charges. The following information supplements information in the Funds’ Prospectus.

You may purchase shares through an account maintained by your brokerage firm, financial institutions and industry professionals (“Service Organizations”) and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

53

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Funds are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or the Funds from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

Each Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Class A Shares of the Funds may be subject to sales charges as described below.

Contingent Deferred Sales Charge on Certain Redemptions — Class A Shares ONLY. Purchases of $1,000,000 or more of Class A Shares are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 18 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividend and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is waived in the event of (a) the death or disability (as defined in Section 72(m)(7) of the Internal revenue Code of 1986, as amended (the “Code”)) of the shareholder, (b) a lump sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or (c) systematic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old. The Fund applies the waiver for death or disability to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares of a joint tenant with the right of survivorship or as a tenant in common.

Reducing or Eliminating the Front-End Sales Charge — Class A Shares ONLY.

The Funds’ Class A Shares are offered to the public at NAV plus a front-end sales charge. You can reduce or eliminate the front-end sales charge on Class A Shares of the Funds as follows:

54

Quantity Discounts — Class A Shares ONLY. Purchases of at least $50,000 can reduce the sales charges you pay, and purchases of at least $1,000,000 can eliminate the sales charges you pay.

Rights of Accumulation. You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Fund in a single transaction with your purchase of Class A shares of another Fund. You may also combine your new purchase of Class A shares of a Fund with Class C shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you own. You may combine your account, your spouse’s account, and the account(s) of your children under age 25.

This privilege is also extended to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase:” (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing shares for their own accounts, including shares purchased by a qualified retirement Plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company,” as defined in Section 2(a)(8) of the 1940 Act, solely controlled as fined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchase Shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans for a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above). Provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss Rights of Accumulation with your Service Organizations.

You will need to provide written instruction with respect to the other accounts whose purchases should be considered in Rights of Accumulation.

Letter of Intent — Class A Shares ONLY. You can sign a Letter of Intent committing to purchase at least $50,000 in Class A Shares of the Funds within a 13-month period to combine such purchases in calculating the sales charge. A portion of your Fund shares will be held in escrow. If you complete your purchase commitments as stated in the Letter of Intent, your Fund shares held in escrow will be released to your account. If you do not fulfill the Letter of Intent, the appropriate amount of Fund shares held in escrow will be redeemed to pay the sales charges that were not applied to your purchases.

Dealer Reallowances — Class A Shares ONLY. As shown in the table below, the Distributor for the shares of the Funds, may provide dealer reallowances up to the full sales charge for purchases of the Funds’ Class A Shares in which a front-end sales charge is applicable.

Amount of Purchase	Sales Charge as a of Offering Price	Commission as a % of Offering Price
Less than $50,000	5.25%	4.75%
At least $50,000 but less than $100,000	4.75%	4.25%
At least $100,000 but less than $250,000	3.50%	3.25%
At least $250,000 but less than $500,000	2.50%	2.25%
At least $500,000 but less than $750,000	2.00%	1.90%
At least $750,000 but less than $1,000,000	1.50%	1.45%
$1,000,000 or greater	None*	None *

_________________

*	No sales charge is payable at the time of purchase on investments of $1,000,000 or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 18 months following any such purchase.

55

Other Purchase Information

If shares of the Funds are held in a “street name” account with an authorized dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the authorized dealer, and not by a Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the authorized dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the authorized dealer.

Share Class Conversion

Some shareholders may hold shares of a Fund through fee-based programs, often referred to as “wrap accounts,” that are managed by investment dealers, financial advisors or other investment professionals (each, a “wrap account intermediary”). A wrap account intermediary may impose eligibility requirements on a shareholder’s participation in the fee-based program and ownership of shares through the program, which are additional to the ownership requirements described in a Fund’s Prospectus. Under the terms of its fee-based program, a wrap account intermediary may also be permitted to effect a conversion (sometimes referred to as an “in-kind exchange”) of a shareholder’s shares in a Fund, including those shares purchased by the shareholder during the shareholder’s participation in the program, to a different class of shares of that Fund in situations when the shareholder no longer meets the wrap account intermediary’s stated eligibility requirements for the ownership of the class of shares that the shareholder initially purchased. For example, the terms of its fee-based program may permit a wrap account intermediary to effect this type of conversion when a shareholder moves his position in a class of shares of a Fund out of the program that offered that class of shares and into a program or account through which the wrap account intermediary only offers a different class or classes of shares of that Fund. Under other circumstances, a financial intermediary may effect this type of conversion with respect to new clients who held one class of shares of a Fund before becoming a client of the intermediary, and who are eligible for a wrap account through which the intermediary offers a different class of shares of that Fund. Any such conversion by a wrap account intermediary will be made in accordance with the Prospectus of the applicable Fund, and will be made without the imposition by that Fund of any sales load, fee or other charge. The class of shares that a shareholder owns after the conversion may bear higher fees and expenses than the class of shares that the shareholder initially purchased.

If you own shares of a Fund through a fee-based program, you should consult with your wrap account intermediary to determine whether there are any additional eligibility requirements that the wrap account intermediary imposes on your participation in their program and your ownership of a Fund’s shares through the program, and whether the wrap account intermediary prescribes any circumstances which may result in the type of share class conversion described herein.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by electronic funds transfer through the ACH network or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Shares held in IRA accounts may be redeemed by telephone at 1-855-744-8500. Investors will be asked whether or not to withhold taxes from any distribution.

56

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of each Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on a Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee.

57

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

Each Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, a Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, a Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

58

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

As of August 31, 2025, the SGI Small Cap Core Fund had no capital loss carryovers.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although the Funds each expect to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

59

Holders of shares of each class of the Funds will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of their service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Funds will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Counsel

The law firm of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

60

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Two Liberty Place, 50 S 16th St. Suite 2900, Philadelphia, Pennsylvania 19102-2529, serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ financial statements.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Funds’ Annual Report to Shareholders on Form N-CSR for the fiscal year ended August 31, 2025 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report for each of the years presented for the U.S. Large Cap Equity Fund and the Global Equity Fund and for the fiscal years ended August 31, 2024, 2023, 2022 and 2021 for the Small Cap Core Fund have been audited by the Funds’ prior independent registered public accounting firm, whose report also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements have been incorporated by reference herein in reliance upon such firms’ reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning the Funds at the telephone number appearing on the front page of this SAI.

61

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

A-1

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

A-2

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

A-3

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

A-4

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•       Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•       Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

A-5

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

A-6

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-7

APPENDIX B

Proxy Voting

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Policy

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Procedures:

1.	Upon receipt of proxy voting request, review items to be voted upon and Board recommendations.

2.	Log into the proper online voting site and vote in accordance with Board recommendations unless otherwise notified by the Investment Committee.

3.	Document the company, items voted on, and how SUMMIT GLOBAL INVESTMENTS, LLC voted on the proxy spreadsheet.

Procedures for SUMMIT GLOBAL INVESTMENTS, LLC’s Receipt of Class Actions

The following procedures outline SUMMIT GLOBAL INVESTMENTS, LLC’s receipt of “Class Action” documents from clients and custodians.  It is SUMMIT GLOBAL INVESTMENTS, LLC’s position not to file these “Class Action” documents, but if received will follow these guidelines:

1.      If “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Client, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

2.      Similarly, if “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Custodian, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion.  SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

B-8

Prospectus

SGI U.S. Large Cap Equity VI Portfolio
(Ticker: SGIVX)

December 31, 2025

of The RBB Fund, Inc.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

A look at the goals, strategies, and risks of the Portfolio.
Details about the Portfolio's service providers.
Policies and instructions for opening, maintaining and closing an account in the Portfolio.

SUMMARY SECTION	1
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS	6
MANAGEMENT OF THE PORTFOLIO	10
Investment Adviser	10
Portfolio Managers	10
SHAREHOLDER INFORMATION	11
Pricing of Portfolio Shares	11
Market Timing	13
Purchase of Portfolio Shares	13
Redemption of Portfolio Shares	14
Voting Rights	14
Dividends and Distributions	16
Taxes	15
FINANCIAL HIGHLIGHTS	17
Appendix A – Prior Performance of Similarly Advised Account	A-1
FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

SGI U.S. Large Cap Equity VI Portfolio

Investment Objective

The SGI U.S. Large Cap Equity VI Portfolio (the “Portfolio”) seeks long-term capital appreciation. There can be no guarantee that the Portfolio will achieve its investment objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. This table does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option. Had those fees and expenses been included, overall fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (1)	0.20%
Total Annual Portfolio Operating Expenses	0.90%

(1)	“Other Expenses” are estimated for the current fiscal year.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This Example does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option. Had those fees and expenses been included, the costs shown below would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$92	$304

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect the Portfolio's performance. No portfolio turnover rate is provided since the Portfolio had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities, primarily common stocks, of companies within the Russell 1000® Index and S&P 500® Index. The Portfolio's investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. The Portfolio purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Portfolio may also invest in other registered investment companies, including exchange-traded funds (“ETFs”).

Summit Global Investments, LLC (the “Adviser”) attempts to lower the Portfolio’s market risk by investing in U.S. equity securities that lower the overall volatility of the Portfolio’s portfolio as compared to the S&P 500® Index. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. The Portfolio invests in stocks that often exhibit less volatile stock price patterns, strengthening business metrics (i.e., earnings, debt, return on assets, competition, customers, industry, etc.) and quantitative factors such as earnings variability, leverage, volatility, price/book, price/cash flow, etc. The Adviser selects securities for the Portfolio that it anticipates will produce a portfolio with less volatility with more capital protection and consistent returns. While the Adviser attempts to manage the Portfolio’s volatility, there is no guarantee that the strategy will be successful or that the Portfolio’s portfolio will not experience periods of volatility.

The Adviser seeks to incorporate ESG issues into existing portfolio construction practices using a combination of up to three approaches: integration, screening and thematic. Through integration, the Adviser will explicitly and/or systematically include ESG issues in its investment analysis and decisions, to better manage risks and improve returns. Screening places specified filters to lists of potential investments that rule companies in or out of contention for investment, based on the Adviser's preferences, values or ethics. Thematic investing seeks to combine attractive risk-return profiles with an intention to contribute to a specific environmental or social outcome, including impact investing. The Portfolio intends to invest in companies with measurably high ESG ratings relative to their sector peers, and screen out particular companies that do not meet its ESG criteria.

The Adviser may encourage the companies in which the Portfolio invests in to improve their ESG risk management or develop more sustainable business practices through direct engagement with a company. This may done by discussing ESG issues with companies to improve their handling, including disclosures the companies make surrounding such issues. Another way in which the Adviser may seek to improve performance through ESG is stewardship through proxy voting by formally expressing approval or disapproval through voting and proposing shareholder resolutions on specific ESG issues.

The Portfolio may sell a stock if the Adviser identifies fundamental or legal risks and/or if the risk/return ranking declines due to increasing risk and/or decreasing return potential. The Portfolio may also decrease weight in an investment for risk control purposes.

Principal Risks

Loss of money is a risk of investing in the Portfolio. The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The Portfolio's principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●	Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

●	Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Portfolio assets, Portfolio or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Portfolio and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Portfolio or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Portfolio or its service providers may adversely impact and cause financial losses to the Portfolio or its shareholders. Issuers of securities in which the Portfolio invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●	High Portfolio Turnover Risk. The risk that when investing on a shorter-term basis, the Portfolio may as a result trade more frequently and incur higher levels of brokerage fees and commissions. A portfolio turnover rate of 100% is considered to be high. The Portfolio's portfolio turnover rate is expected to vary from year to year. The Adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

●	Investment Companies and ETFs Risk. The Portfolio's investment performance may be affected by the investment performance of the underlying funds in which the Portfolio may invest. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Portfolio’s own expenses. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Portfolio may incur brokerage fees in connection with its purchase of ETF shares. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF's shares could result in such shares trading at a significant premium or discount to their net asset value (“NAV”).

●	Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus solely on small- or medium- capitalization stocks.

●	Low Volatility Risk. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks' price levels. Investing in low volatility stocks may limit the Portfolio's gains in rising markets.

●	Management Risk. The Portfolio is subject to the risk of poor investment selection. In other words, the individual investments of the Portfolio may not perform as well as expected, and/or the Portfolio's portfolio management practices may not work to achieve their desired result.

●	Market Risk. The NAV of the Portfolio will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Portfolio may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Although the Portfolio will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.The prices of securities held by the Portfolio may decline in response to conditions affecting the general economy, overall market changes, local, regional or global political, social or economic instability, and currency, interest rate and commodity price fluctuations.

●	No Operating History Risk. The Portfolio will have a limited or no performance history that investors can use to evaluate the Portfolio's investment performance. If the Portfolio commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

●	Opportunity Risk. As with all mutual funds, the Portfolio is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

●	Warrants Risk. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Performance Information

Performance information for the Portfolio is not included because the Portfolio had not commenced operations prior to the date of this Prospectus. Performance information will be available once the Portfolio has at least one calendar year of performance. Updated performance information may be obtained at www.sgiam.com or by calling 1-855-744-8500.

Management of the Portfolio

Investment Adviser

Summit Global Investments, LLC

Portfolio Managers

Name	Title with Adviser	Tenure with the Portfolio
David Harden	President and Portfolio Manager	Since Inception in 2020
Aash Shah, CFA®	Portfolio Manager	Since Inception in 2020

Purchase and Sale of Portfolio Shares

Portfolio shares are not sold directly to the public. Portfolio shares may be purchased and redeemed by separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. Orders received from separate accounts to purchase or redeem Portfolio shares are effected on business days. Individual investors may purchase or redeem Portfolio shares indirectly through variable annuity contracts and variable life insurance policies offered through the separate accounts.

Tax Information

Provided that the Portfolio and separate accounts investing in the Portfolio satisfy applicable tax requirements, the Portfolio will not be subject to federal tax, and the separate accounts will not be taxable on distributions from, or gains with respect to, the Portfolio. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of owners of variable annuity or variable life insurance contracts, see the prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio may pay participating insurance companies and securities dealers for the sale of Portfolio shares and other related services. These payments may create a conflict of interest by influencing the insurance company and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your insurance company’s website for more information.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENTS AND RISKS

This section provides some additional information about the Portfolio's investments and certain portfolio management techniques that the Portfolio may use. More information about the Portfolio's investments and portfolio management techniques, and related risks, is included in the Statement of Additional Information (“SAI”).

Investment Objectives

The Portfolio's investment objective may be changed by the Board of Directors (the “Board”) of The RBB Fund, Inc. (“Company”) without shareholder approval. Shareholders will, however, receive 60 days' prior notice of any changes. Any such changes may result in the Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio.

The Portfolio seeks long-term capital appreciation. The Portfolio invests in stocks that exhibit lower volatile stock price patterns strengthening business metrics and quantitative factors that the Adviser anticipates will produce lower volatility. The Portfolio may sell a stock if it no longer meets one or more investment criteria, including if the Adviser identifies fundamental, ESG or legal risks or if the risk/return ranking declines due to increasing risk and/or decreasing return potential.

Portfolio Composition

The Portfolio has a policy to invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities, primarily common stocks, of companies within the Russell 1000® Index and S&P 500® Index (for this paragraph only, the “80% Policy”). The 80% Policy is non-fundamental and can be changed by the Board upon 60 days' prior notice to shareholders. The Portfolio must comply with its 80% Policy at the time the Portfolio invests its assets. Accordingly, when the Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would be consistent with its 80% Policy.

Additional Information About the Portfolio's Principal Investments and Risks

Borrowing. The Portfolio may borrow money for temporary or emergency (not leveraging) purposes. The Portfolio will not make any additional investments while borrowings exceed 5% of its total assets.

Convertible Securities. Convertible securities have characteristics of both equity and fixed income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, the credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed income securities will decline in value.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Portfolio's Adviser and other service providers (including, but not limited to, portfolio accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Portfolio invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its NAV, impediments to trading, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cyber security plans and systems put in place by service providers to the Portfolio and issuers in which the Portfolio invests. The Portfolio and its shareholders could be negatively impacted as a result.

ESG Investing Risk. ESG investing risk is the risk stemming from the ESG factors that the Portfolio may apply in selecting securities. The Portfolio seeks to screen out companies that it believes may have higher downside risk and lower ESG ratings, but investors may differ in their views of ESG characteristics. This may affect the Portfolio’s exposure to certain companies or industries and cause the Portfolio to forego certain investment opportunities. The Portfolio’s results may be lower than other funds that do not use ESG ratings and/or screen out certain companies or industries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor.

Equity and Equity-Related Securities. The Portfolio will invest in equity securities as part of its principal investment strategies, including exchange-traded and over-the-counter common and preferred stocks, warrants and convertible securities. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant's expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. The market value of a portfolio holding may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Decreases in market value of the Portfolio's portfolio securities could adversely affect the Portfolio's NAV.

Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus solely on small- or medium- capitalization stocks.

Market Risk. The NAV of the Portfolio will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Portfolio will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected. The prices of securities held by the Portfolio may decline in response to conditions affecting the general economy, overall market changes, local, regional or global political, social or economic instability, and currency, interest rate and commodity price fluctuations.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund's business, they could adversely affect the Fund's business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund's business and the business of the Fund's competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State's or municipality's infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State's or municipality's financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Other Investment Companies and ETFs. The Portfolio may invest up to 10% of its total assets in the securities of other investment companies and ETFs not affiliated with the Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Portfolio may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. Rule 12d1-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), permits the Portfolio to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Portfolio's investment objectives and policies. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Portfolio.

Portfolio Turnover. The Portfolio may engage in active and frequent trading, resulting in high portfolio turnover. Frequent trading may also increase transaction costs, which could detract from the Portfolio's performance.

Temporary Investments. The Portfolio may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. If the Portfolio were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

Broad-Based Securities Market Indices

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent, approximately 80% of the U.S. equities market as of October 31, 2025. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

The Russell 1000® Index, a subset of the Russell 3000® index, is an unmanaged index which represents approximately 98% of the investable US equity market. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership as of October 31, 2025. The Russell 1000® Index measures the performance of the large-cap segment of the US equity universe.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Portfolio's SAI. The SAI is incorporated herein.

MANAGEMENT OF THE PORTFOLIO

Investment Adviser

The Adviser's principal address is 620 South Main Street, Bountiful, Utah 84010. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts. The Adviser is 100% privately-owned, and was founded in 2010.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 0.70% of the Portfolio's net assets. The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2026 to the extent that Total Annual Portfolio Operating Expenses (excluding certain items discussed below) of the Portfolio exceed 0.98% of the Portfolio's average daily net assets.

In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses with respect to the Portfolio, the following expenses are not taken into account and could cause net Total Annual Portfolio Operating Expenses to exceed 0.98%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2026 without the approval of the Board. If at any time the Total Annual Portfolio Operating Expenses for that year are less than 0.98%, the Adviser is entitled to reimbursement by the Portfolio of the advisory fees forgone and other payments remitted by the Adviser to the Portfolio within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Portfolio to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Portfolio with the Adviser will be available in the Portfolio’s first semi-annual or annual report to Shareholders.

Portfolio Managers

David Harden, the President of the Adviser, is primarily responsible for the day-to-day management of the Portfolio’s investment portfolio. Mr. Harden founded the Adviser in 2010 and is known for the Adviser’s Managed Risk ApproachTM. Prior to founding the Adviser, Mr. Harden worked with Fidelity Investments, Evergreen Investments, and Ensign Peak Advisors, where he was responsible for developing and implementing numerous portfolio strategies. He is a graduate of Boston College, BA, and Boston University, MSCS.

Aash Shah is a Portfolio Manager of the Adviser and is responsible for the day-to-day management of the Fund’s investment portfolio. Mr. Shah joined the Adviser in 2017 as a Portfolio Manager. Mr. Shah has over 33 years of investment management experience including over 28 years as a portfolio manager. Previously, Mr. Shah managed small, mid, and large cap funds for Federated Investors in both New York City and Pittsburgh. Mr. Shah has a Bachelor’s degree from the University of Pittsburgh Swanson School of Engineering and an MBA in Finance and Accounting from the Tepper School at Carnegie Mellon University. He also holds a CFA charter.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolio.

SHAREHOLDER INFORMATION

Pricing of Portfolio Shares

The Portfolio's shares are priced at its NAV. The NAV per Share of the Portfolio is calculated as follows:

Value of Assets Attributable to the Portfolio
NAV =	-Value of Liabilities Attributable to the Portfolio
Number of Outstanding Shares of the Portfolio

The Portfolio's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. The Portfolio will effect purchases and redemptions of shares at the NAV next calculated after receipt by the Transfer Agent of your purchase order or redemption request in good order as described below. If the Portfolio holds securities that are primarily listed on non-U.S. exchanges, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

The Portfolio's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and deemed representative of market values at the close of the market.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded and closed-end funds will be valued at their market price.

If market quotations are unavailable or deemed unreliable securities will be valued by the Adviser, as the Portfolio’s valuation designee (the “Valuation Designee”), in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Portfolio to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by the Portfolio and its Valuation Designee in calculating the Portfolio's NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Market Timing

In accordance with the policy adopted by its Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Portfolio shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Portfolio shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Portfolio shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Portfolio. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Portfolio Shares

General. Shares of the Portfolio are not sold directly to the public. Instead, Portfolio shares are sold to separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Portfolio through variable annuity contracts and variable life insurance policies offered through separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select the Portfolio as an investment option for your contract or policy and how to redeem monies from the Portfolio.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Portfolio based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

Shares of the Portfolio may be purchased by separate accounts of both affiliated and unaffiliated participating insurance companies in order to fund both variable annuity and variable life insurance contracts, and also may be purchased by qualified plans. This may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Board will monitor the Company for the existence of any materials irreconcilable conflict of interest. The Company currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the participating insurance companies. If, however, a material irreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Portfolio. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

The Portfolio does not currently anticipate offering shares directly to qualified pension and profit-sharing plans.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be delayed. Purchase orders received by the Transfer Agent in good order will be executed at the Portfolio’s next determined NAV.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio. The Adviser will monitor the Portfolio’s total assets and may decide to close the Portfolio at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Portfolio may adversely affect the implementation of the Portfolio’s strategy. Subject to the Board’s discretion, the Adviser may also choose to reopen the Portfolio to new investments at any time and may subsequently close the Portfolio again should concerns regarding the Portfolio’s size recur. If the Portfolio closes to new investments, the Portfolio would be offered only to certain existing shareholders of the Portfolio.

Distributions to all shareholders of the Portfolio will be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchases limitations at the time of closing, including limitations on current shareholders.

Redemption of Portfolio Shares

General. Redemption requests may be placed by separate accounts of participating insurance companies. Redemption requests are effected at the NAV next calculated after receipt of the redemption request by the Transfer Agent in good order. The Portfolio’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Shares of the Portfolio can be redeemed only on days the NYSE is open. Redemptions by wire are charged a transaction fee of $15.

Other Redemption Information. Payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. The Portfolio typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC and the Company’s Policy and Procedure Related to the Processing of In-Kind Redemptions. If a shareholder receives redemption proceeds in-kind, the shareholders will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the Portfolio’s NAV during any 90-day period for any one shareholder of the Portfolio.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed. Redemption orders received by the Transfer Agent in good order will be executed at the Portfolio’s next determined NAV.

Voting Rights

Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Portfolio. To the extent required by law:

●  The participating insurance companies will vote Portfolio shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.

●  The participating insurance companies will vote Portfolio shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

As a result of proportional voting, a small number of holders of variable annuity contracts and variable life insurance policies could determine the outcome of a proposition subject to shareholder vote. It is anticipated that Portfolio shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Portfolio shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

Dividends and Distributions

The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional shares unless a shareholder elects otherwise.

The Portfolio will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

The ex-dividend, record and payable dates of any annual distribution will be available by calling 855-744-8500.

All distributions are reinvested in the form of additional full and fractional Portfolio shares unless you elect one the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Portfolio shares; (2) receive capital gain distributions in cash while reinvesting dividends in additional Portfolio shares; or (3) receive all distributions in cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Portfolio reserves the right to reinvest the distribution check in your account, at the Portfolio's current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account as any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

Taxes

The Portfolio is treated as a separate corporate entity for federal tax purposes. The Portfolio has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Portfolio intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Portfolio and a separate account investing in the Portfolio satisfy applicable tax requirements, the Portfolio will not be subject to federal tax, and the separate accounts will not be taxable on distributions from, or gains with respect to, the Portfolio.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

Additional Information

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS

No financial highlights are presented because the Portfolio had not commenced operations prior to the date of this Prospectus.

Appendix A — PRIOR PERFORMANCE OF SIMILARLY ADVISED ACCOUNT

The following performance information is of the SGI U.S. Large Cap Equity Fund, an investment portfolio of the Company (the “Fund”). The Adviser serves as investment adviser to both the Portfolio and the Fund. The Portfolio and the Fund also share the same portfolio managers. The Portfolio’s portfolio will be managed substantially similarly to that of the Fund and therefore the following performance information below indicates some of the risks of investing in the Portfolio.

The bar chart below illustrates the long-term performance of the Fund's Class I Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund, and therefore the Portfolio. The performance for the Portfolio would differ from the information below only to the extent that the Portfolio and the Fund do not have the same expenses. If the fees and expenses imposed by the investment vehicle through which an investment in the Portfolio is made were reflected, they would reduce returns. The bar chart assumes reinvestment of dividends and distributions. Past performance (before taxes) does not necessarily indicate how the Fund or the Portfolio will perform in the future.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31*

*	The returns in the bar chart are for Class I Shares. Class A Shares and Class C Shares would have substantially similar annual returns because each class of shares would have invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes have different expenses. The Fund’s Class A Shares are subject to a sales charge (load). Sales charges (loads) or account fees are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.

Best and Worst Quarterly Performance (for the period reflected in the chart above):

Best Quarter: 15.02% (quarter ended June 30, 2020)

Worst Quarter: -17.51% (quarter ended March 31, 2020)

The Class I Shares year-to-date total return for the nine months ended September 30, 2025 was 5.24%.

A-1

AVERAGE ANNUAL TOTAL RETURNS

The following table, which includes all applicable sales charges (loads) and account fees, compares the Fund's Class I Shares, Class A Shares, and Class C Shares average annual total returns for the periods indicated to the average annual total returns of broad-based securities market indices for the same periods. Past performance (before taxes) is not necessarily an indicator of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED December 31, 2023

U.S. Large Cap Equity Fund	1 Year	5 Years	10 Years	Since Inception
Class I Shares*
Return Before Taxes	17.63%	8.40%	9.59%	10.93%
Return After Taxes on Distributions(1)	9.79%	5.58%	7.52%	9.10%
Return After Taxes on Distributions and Sale of Fund Shares(1)	11.58%	5.87%	7.21%	8.56%
Class A Shares**
Return Before Taxes	11.20%	6.99%	9.33%	10.66%
Class C Shares**
Return Before Taxes	16.43%	7.43%	8.51%	9.83%
S&P 500® Total Return Index (reflects reinvestment of dividends and no deductions for fees, expenses or taxes)	25.02%	14.53%	13.10%	14.18%

1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

*	Class I Shares of the Fund commenced operations on February 29, 2012.

**	Class C Shares and Class A Shares of the Fund commenced operations on December 31, 2015 and October 29, 2015, respectively. Since inception index performance is measured as of February 29, 2012.

A-2

PRIVACY NOTICE

FACTS	WHAT DO THE SUMMIT GLOBAL INVESTMENTS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●  Social Security number

●  account balances

●  account transactions

●  transaction history

●  wire transfer instructions

●  checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Summit Global Investments Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Summit Global Investments Funds share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-251-4847 or go to www.sgiam.com

What we do
How do the Summit Global Investments Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Summit Global Investments Funds collect my personal information?

We collect your personal information, for example, when you

●  open an account

●  provide account information

●  give us your contact information

●  make a wire transfer

●  tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●  sharing for affiliates’ everyday business purposes - information about your creditworthiness

●  affiliates from using your information to market to you

●  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●  Our affiliates include Summit Global Investments, LLC, the investment adviser to the SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, SGI U.S. Large Cap Equity VI Portfolio., SGI Peak Growth Fund, SGI Prudent Growth Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Core ETF, SGI Enhanced Global Income ETF, SGI Enhanced Nasdaq-100 ETF, and SGI Enhanced Market Leaders ETF.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●  SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, SGI U.S. Large Cap Equity VI Portfolio, SGI Peak Growth Fund, SGI Prudent Growth Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Core ETF, SGI Enhanced Global Income ETF, SGI Enhanced Nasdaq-100 ETF and SGI Enhanced Market Leaders ETF don't share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

●  SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, SGI U.S. Large Cap Equity VI Portfolio, SGI Peak Growth Fund, SGI Prudent Growth Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Core ETF, SGI Enhanced Global Income ETF, SGI Enhanced Nasdaq-100 ETF, and SGI Enhanced Market Leaders ETF may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

INVESTMENT ADVISER

Summit Global Investments, LLC
620 South Main Street

Bountiful, Utah 84010

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street,

Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker

Two Liberty Place

50 S 16th St. 2900

Philadelphia, Pennsylvania 19102

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301

Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103

SGI U.S. LARGE CAP EQUITY VI PORTFOLIO

FOR MORE INFORMATION

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Portfolio is available free of charge, upon request, including:

Annual/Semi-Annual Reports:

As of the date of this Prospectus, annual and semi-annual reports for the Portfolio are not yet available as the Portfolio had not commenced operations. The annual and semi-annual reports will provide additional information about the Portfolio’s investments. Once available, the annual report will contain a discussion of the market conditions and investment strategies that affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information:

The Portfolio’s SAI, dated December 31, 2025, has been filed with the SEC. The SAI, which includes additional information about the Portfolio, along with the Portfolio’s annual and semi-annual reports, once available, will be available on the Adviser’s website at www.sgiam.com or may be obtained free of charge by calling 855-744-8500. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

Shareholder Account Service Representatives:

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9:00 a.m. to 8:00 p.m. (Eastern time) Monday-Friday. Call: 855-744-8500.

Purchases and Redemptions:

Call your registered representative or 855-744-8500.

Written Correspondence

Post Office Address:	Summit Global Investments Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252

Street Address:	Summit Global Investments Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307

Securities and Exchange Commission:

You may view and copy information about the Company and the Portfolio, including the SAI, by visiting the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05518

SGI-001

STATEMENT OF ADDITIONAL INFORMATION

SGI U.S. LARGE CAP EQUITY VI PORTFOLIO

Ticker Symbol: SGIVX

December 31, 2025

Investment Adviser:

SUMMIT GLOBAL INVESTMENTS, LLC (the “Adviser”)

a series of THE RBB FUND, INC

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to the SGI U.S. Large Cap Equity VI Portfolio (the “Portfolio”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus and should be read only in conjunction with the Portfolio's Prospectus dated December 31, 2025 (the “Prospectus”). Investors in the Portfolio will be informed of the Portfolio’s progress through periodic reports. Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually. Since the Portfolio had not commenced operations prior to the date of this SAI, financial statements are not currently available. The annual report for this Portfolio will become available after the Portfolio has commenced investment operations and has completed its first fiscal year. Copies of the Prospectus and annual and semi-annual reports, when available, may be obtained free of charge by calling toll-free 855-744-8500.

GENERAL INFORMATION	1
INVESTMENT OBJECTIVES	1
PRINCIPAL INVESTMENT POLICIES AND RISKS	1
NON-PRINCIPAL INVESTMENT POLICIES AND RISKS	8
INVESTMENT LIMITATIONS	21
DISCLOSURE OF PORTFOLIO HOLDINGS	23
PORTFOLIO TURNOVER	24
MANAGEMENT OF THE COMPANY	24
CODE OF ETHICS	35
PROXY VOTING	35
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	36
INVESTMENT ADVISORY AND OTHER SERVICES	36
INVESTMENT ADVISER	36
PORTFOLIO MANAGERS	37
ADMINISTRATION AND ACCOUNTING AGREEMENT	38
CUSTODIAN AGREEMENT	39
TRANSFER AGENCY AGREEMENT	39
DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION	39
PAYMENTS TO FINANCIAL INTERMEDIARIES	40
FUND TRANSACTIONS	41
PURCHASE AND REDEMPTION INFORMATION	43
TELEPHONE TRANSACTION PROCEDURES	44
VALUATION OF SHARES	44
TAXES	45
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	48
MISCELLANEOUS	49
FINANCIAL STATEMENTS	50
APPENDIX A	A-1
APPENDIX B	B-1

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Portfolio, a diversified portfolio. Shares of the Portfolio may be purchased and held by the separate accounts (“Separate Accounts”) of participating insurance companies (“Participating Insurance Companies”) for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. Summit Global Investments, LLC (“Summit” or the “Adviser”) serves as the investment adviser to the Portfolio.

INVESTMENT OBJECTIVES

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolio.

The Portfolio seeks long-term capital appreciation.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Portfolio may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Portfolio’s objective.

There can be no guarantee that the Portfolio will achieve its investment objective. The Portfolio may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Portfolio’s investment policies and limitations.

PRINCIPAL INVESTMENT POLICIES AND RISKS

Cyber Security Risk. The Portfolio and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Portfolio to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Portfolio or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolio. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Portfolio’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolio to regulatory fines or financial losses and/or cause reputational damage. The Portfolio may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Portfolio may invest, which could result in material adverse consequences for such issuers and may cause the Portfolio’s investment in such companies to lose value. While the Portfolio and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Portfolio has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Portfolio or the Adviser.

1

Equity Securities.  Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Portfolio invests will cause the NAV of the Portfolio to fluctuate. The Portfolio purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Portfolio is called for redemption or conversion, the Portfolio could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

2

●	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Foreign Custody Risk. The Portfolio may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Securities. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Portfolio may invest. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of securities due to settlement problems could result either in losses to an underlying investment company due to subsequent declines in value of the securities, or, if the underlying investment company has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of an underlying investment company is uninvested and no return is earned thereon. The inability of an underlying investment company to make intended security purchases due to settlement problems could cause the underlying investment company to miss attractive investment opportunities.

3

The Portfolio values its securities and other assets in U.S. dollars. As a result, if the Portfolio invests in securities denominated in foreign currencies, the NAV of the Portfolio’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Portfolio’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Portfolio makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Portfolio’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Portfolio’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Portfolio is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

If the Portfolio invests in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) or foreign branches of foreign banks, these investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Portfolio may also invest in debt securities issued or guaranteed by foreign governments, including Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and the EU signed the Trade and Cooperation Agreement (“TCA”) on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. While the long-term effects of Brexit are currently unknown, Brexit has already resulted in volatility in European and global markets. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Portfolio's investments. Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Portfolio's investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Portfolio from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Portfolio's ability to achieve their investment objectives, prevent the Portfolio from receiving payments otherwise due, increase diligence and other similar costs to the Portfolio, render valuation of affected investments challenging, or require the Portfolio to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Portfolio's performance with respect to such investments, and thus the Portfolio’s performance as a whole.

4

Investment Company Shares.  The Portfolio may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. The Portfolio’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Portfolio’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a portfolio from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

For hedging or other purposes, the Portfolio may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds (“ETFs”), are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Investments by the Portfolio in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act Pursuant to Rule 12d1-4 and procedures approved by the Board, a Fund may invest in ETFs beyond the limits contained in the 1940 Act.

Certain investment companies whose securities are purchased by the Portfolio may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, the Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

5

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While new Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Real Estate Investment Trust Securities. The Portfolio may invest in real estate investment trusts (“REITs”). A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Portfolio.

The REITs in which the Portfolio may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Portfolio. The Portfolio is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

6

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

SOFR Risk. The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Special Note Regarding Market Events.  Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market's expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Portfolio's investments may be negatively affected by events impacting a country or region, regardless of whether the Portfolio invests in issuers located in or with significant exposure to such country or region.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact a Fund and/or the Adviser’s business. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rate changes. Certain of those policy changes are being implemented or considered in response to the coronavirus outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

7

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Portfolio may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Portfolio's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Portfolio's inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Portfolio invests, negatively impact the Portfolio's performance, and cause losses on your investment in the Portfolio.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Portfolio, underlying funds, and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Portfolio, underlying funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Portfolio, underlying funds, and issuers in which they invest.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Borrowing.  The Portfolio may borrow money from a bank equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the NAV of the Portfolio’s shares and in the return on the Portfolio's portfolio. Although the principal of any borrowing will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. The Portfolio may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Portfolio may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Portfolio borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Corporate Obligations. The Portfolio may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Equity Swaps. To the extent consistent with their investment objectives and strategies, the Portfolio may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may be used by the Portfolio for hedging purposes, in anticipation of the purchase of securities, for liquidity management purposes, or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

8

The Portfolio will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any.

Rule 18f-4 under the 1940 Act provides for the regulation of registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Portfolio has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

The Portfolio will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P® Global Ratings Services (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”). If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

9

Forward Commitment and When-Issued Transactions. The Portfolio may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolio will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable the Portfolio to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Portfolio might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Portfolio might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Portfolio’s NAV starting on the date of the agreement to purchase the securities, and the Portfolio is subject to the rights and risks of ownership of the securities on that date. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Portfolio’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Portfolio may agree to a longer settlement period.

The Portfolio will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it is entered into. The Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders. When the Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio or the custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Portfolio’s purchase commitments. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Futures and Options on Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Portfolio will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Portfolio may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Portfolio, the Portfolio will limit such investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds). For this reason, the Adviser is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act at this time.

10

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO with respect to the Portfolio, the disclosure and operations of the Portfolio would need to comply with all applicable CFTC regulations.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally, contracts are closed out prior to the expiration date of the contract.

When the Portfolio purchases or sells a futures contract, or sells an option thereon, the Portfolio is required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Portfolio may segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and Securities and Exchange Commission (“SEC”) interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Portfolio may undertake and on the potential increase in the speculative character of the Portfolio’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Portfolio arising from such investment activities. The Portfolio is required to comply with Rule 18f-4 under the 1940 Act. See “Equity Swaps Risk” above for additional information.

The Portfolio may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Portfolio will segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Portfolio may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Portfolio may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

11

The Portfolio may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Portfolio will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Portfolio may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Portfolio may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Portfolio will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Portfolio may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Portfolio’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Portfolio’s exposure to price fluctuations, while others tend to increase its market exposure.

Illiquid Investments.  Pursuant to Rule 22e-4 (“Rule 22e-4” or the “Liquidity Rule”) under the 1940 Act, the Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which a Fund is carrying the investments. To the extent an investment held by the Portfolio is deemed to be an illiquid investment or a less liquid investment, the Portfolio will be exposed to greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board of Directors of the Company (the “Board”) and, when required by the Liquidity Rule, to the SEC.

Inflation-Protected Securities. The Portfolio may invest in inflation-protected securities issued by the U.S. Treasury, known as “TIPs” or “Treasury Inflation-Protected Securities,” which are debt securities whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of the investment. Inflation-protected securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected security will decline and could result in losses for the Portfolio.

12

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, the Portfolio holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Initial Public Offerings. To the extent consistent with its investment policies and limitations, the Portfolio may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When the Portfolio’s asset base is small, a significant portion of the Portfolio’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the underlying investment company. As the Portfolio’s assets grow, the effect of the Portfolio’s investments in IPOs on the Portfolio’s performance probably will decline, which could reduce the Portfolio’s performance. Because of the price volatility of IPO shares, the Portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Portfolio’s portfolio and may lead to increased expenses to the Portfolio, such as commissions and transaction costs. In addition, the Portfolio cannot guarantee continued access to IPOs.

Large Shareholder Purchase and Redemption Risk. The Portfolio may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions may cause the Portfolio to sell its securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. However, this risk may be limited to the extent that the Adviser and the Portfolio have entered into a fee waiver and/or expense reimbursement arrangement.

LIBOR Risk. Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

13

Money Market Securities.  During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Portfolio may invest up to 100% of its assets in money market instruments (the types of which are discussed below) that would not ordinarily be consistent with the Portfolio’s objective. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  The Portfolio may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. In addition, investments in bank loans may not be deemed to be securities and may not have the protections of the federal securities laws. Bank obligations include the following:

●	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

●	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

●	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Options.  The Portfolio may purchase and write put and call options on securities and securities indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

14

Put and call options on securities indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Portfolio is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Equity Swaps” above for additional information.

The Portfolio may trade put and call options on securities and securities indices, as the Adviser determines is appropriate in seeking the Portfolio’s investment objective, and except as restricted by the Portfolio’s investment limitations. See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Portfolio may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Portfolio is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the security upon exercise.

The Portfolio may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Portfolio may seek to purchase in the future. The Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Portfolio, loss of the premium paid may be offset by an increase in the value of the Portfolio’s securities or by a decrease in the cost of acquisition of securities by the Portfolio.

The Portfolio may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Portfolio writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Portfolio will realize as profit the premium received for such option. When a call option of which the Portfolio is the writer is exercised, the Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Portfolio is the writer is exercised, the Portfolio will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Portfolio may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

15

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Portfolio acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Portfolio follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Portfolio will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Portfolio, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of the Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 15% of the Portfolio’s total assets. The investments of the Portfolio in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Restricted Securities.  The Portfolio may purchase securities which are not registered under the Securities Act of 1933 (“1933 Act”) but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

16

As consistent with the Portfolio’s respective investment objective, the Portfolio may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Portfolio subject to the Portfolio’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements may be considered borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and the interest received on the cash exchanged for the securities.

Rights Offerings and Purchase Warrants.  Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Risk Considerations of Lower Rated Securities. The Portfolio may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in the Portfolio’s portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Portfolio may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. The Portfolio will invest in high yield debt instruments when the Adviser believes that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. Since yields vary over time, no specific level of income can ever be assured.

17

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a fixed income security owned by the Portfolio defaulted, the Portfolio could incur additional expenses in attempting to obtain a recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the Portfolio’s NAV to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets, to the extent it holds such fixed income securities. In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s ability to accurately value such securities and the Portfolio’s assets and on the Portfolio’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Portfolio will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Portfolio can meet redemption requests.

Risk Considerations of Medium Grade Securities.  Debt obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the Portfolio is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the security.

Securities Lending.  The Portfolio may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. The Portfolio may not make loans in excess of 33 1/3% of the value of its total assets. The Portfolio may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Portfolio’s securities lending agent.

18

By lending its securities, the Portfolio may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Portfolio does not have the right to vote loaned securities. The Portfolio may attempt to call loaned securities back to permit the exercise of voting rights if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Special Situation Companies. The Portfolio may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. The Portfolio may invest in securities (even if not Special Situations) which, in the opinion of the Adviser, are appropriate investments for the Portfolio, including securities which the Adviser believes are undervalued by the market. The Portfolio is not required to invest any minimum percentage of their aggregate portfolio in “Special Situations,” nor are they required to invest any minimum percentage of their aggregate portfolio in securities other than “Special Situations.”

Temporary Defensive Positions.  In anticipation of or in response to adverse market, economic, political or other conditions, the Portfolio may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. If the Portfolio were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

U.S. Government Securities. The Portfolio may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

19

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continue support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Portfolio may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

●	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

●	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian bank arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

●	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

20

●	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio’s shares.

INVESTMENT LIMITATIONS

The Portfolio has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Portfolio’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio. Unless otherwise noted, the Portfolio’s investment goals and strategies described in the Prospectus may be changed by the Board without the approval of the Portfolio’s shareholders.

The Portfolio may not:

1.	Borrow money or issue senior securities, except that the Portfolio may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Portfolio. The Portfolio may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Portfolio’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Portfolio’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.	Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Portfolio may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

4.	Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell options, futures contracts and related options on such futures contracts;

21

5.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

6.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; or

7.	Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio’s total assets may be invested without regard to such limitations.

In addition to the fundamental investment limitations specified above, the Portfolio is subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Portfolio may not:

1.	Make investments for the purpose of exercising control or management, but investments by the Portfolio in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except that the Portfolio may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

The Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

Securities held by the Portfolio generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Portfolio’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Portfolio).

22

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Portfolio, a policy relating to the selective disclosure of the Portfolio’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Portfolio shareholders. The policies relating to the disclosure of the Portfolio’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio’s operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of the Portfolio’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Portfolio’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Generally, after the 15th business day of the month following each calendar quarter end, the Portfolio may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations. In addition, generally after the 15th business day of the month following each calendar quarter end, the Portfolio may post to its website a list of its top ten holdings or full portfolio holdings at the discretion of the Adviser. The timing, frequency and type (i.e., ratings/rankings/holdings) of disclosure may change at the Adviser’s discretion, as well as whether to post to the Portfolio’s website.

The Company may distribute or authorize the distribution of information about the Portfolio’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the administrator, accounting agent and transfer agent; Tait, Weller & Baker LLP, the Portfolio's independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Portfolio’s proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Portfolio's portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and (ii) financial consultants to assist them in determining the suitability of the Portfolio as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Portfolio shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

23

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Portfolio.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Portfolio, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officers or third party service providers to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Portfolio’s total portfolio market value that was purchased or sold during the period. The Portfolio's turnover rate provides an indication of how transaction costs (which are not included in the Portfolio’s expenses) may affect the Portfolio’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

No portfolio turnover information is provided as the Portfolio had not commenced operations prior to the date of this SAI.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

24

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors, Advisory Board, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).

25

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126

Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

26

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2019 Director of Marketing & Business Development of The RBB Fund Inc.	N/A	N/A

27

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

28

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

29

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

30

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in all of the portfolios of the Company and The RBB Fund Trust (together, the “Fund Complex”) (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024. Shares of the Portfolio are offered only to Separate Accounts of Participating Insurance Companies for the purpose of funding various annuity contracts and variable life insurance policies and are not available for direct investment by the Directors.

31

Name of Director	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTORS
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

Directors’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

32

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance LLC received $1,060,000 in the aggregate from all series of the Fund Complex for its services, and $0 from the Portfolio, as the Portfolio had not yet commenced operations prior to the date of this SAI. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development Assistant Treasurer and Assistant Secretary and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Compliance Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Company and The Fund Complex in the following amounts:

33

Name of Director/Officer	Aggregate Compensation from the Portfolio	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$0	N/A	$406,250
Lisa A. Dolly, Director	$0	N/A	$363,750
Nicholas A. Giordano, Director	$0	N/A	$369,250
Arnold M. Reichman, Director and Chair	$0	N/A	$476,750
Robert A. Straniere, Director(1)	$0	N/A	$101,250
Martha A. Tirinnanzi, Director	$0	N/A	$336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$0	N/A	$466,750
Brian T. Shea, Director	$0	N/A	$380,500
Disinterested Advisory Board Member
Eugene Podsiadlo(2)	$0	N/A	$0
Officers:
Steven Plump, President	$0	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$0	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$0	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$0	N/A	$200,000

(1)	Mr. Straniere retired as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

34

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Fund and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Name of Emeritus Director	Aggregate Compensation from the Portfolio	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Julian A Brodsky	$0	N/A
Robert A. Straniere	$0	N/A

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Portfolio to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Portfolio. The Adviser will consider factors affecting the value of the Portfolio’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser will vote proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Company is required to disclose annually the Portfolio’s complete proxy voting record on Form N-PX. The Portfolio’s proxy voting record for the most recent 12-month period ended June 30th will be available upon request by calling 1-855-744-8500 or by writing to the Portfolio at: Summit Global Investments Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, Missouri 64121-9252. The Portfolio’s Form N-PX will be also available on the SEC’s website at www.sec.gov.

35

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As the Portfolio had not commenced operations prior to the date of this SAI, none of the Directors beneficially own shares of the Portfolio. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Summit Global Investments, LLC (“Summit” or the “Adviser”), located at 620 South Main Street, Bountiful, Utah 84010, is a limited liability company registered with the State of Utah in October 2010. The Adviser is 100% privately-owned and is controlled by David Harden.

Advisory Agreement with the Company.  The Adviser renders advisory services to the Portfolio pursuant to an Investment Advisory Agreement. Subject to the supervision of the Board, the Adviser will provide for the overall management of the Portfolio including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Portfolio. The Adviser will provide the services rendered by it in accordance with the Portfolio’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services to the Portfolio, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 0.70% of the Portfolio’s average daily net assets. The Adviser has contractually agreed to waive its management fees and reimburse expenses through December 31, 2025, to the extent that the Portfolio’s total annual operating expenses (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 0.98%. If at any time the Portfolio's Total Annual Portfolio Operating Expenses for that year are less than 0.98%, the Adviser is entitled to reimbursement by the Portfolio of the advisory fees forgone and other payments remitted by the Adviser to the Portfolio within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Portfolio to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Portfolio bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by the Portfolio include, but are not limited to the following (or the Portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Portfolio’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

36

No advisory fee information is provided for the Portfolio because the Portfolio had not commenced operations prior to the date of this SAI.

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Portfolio’s name and all investment models used by or on behalf of the Portfolio. The Adviser may use the Portfolio’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

PORTFOLIO MANAGERS

This section includes information about the Portfolio’s portfolio managers, including information about other accounts they manage, the dollar range of Portfolio shares they own and how they are compensated.

Description of Compensation.  As of the date of this SAI, the Adviser compensates the Portfolio's portfolio managers for their management of the Portfolio. The portfolio managers are compensated through equity ownership of the Adviser, adjusted to reflect current market rates, and therefore compensation is in part based on the value of the Portfolio’s net assets and other client accounts they are managing. The Adviser’s Board of Managers reviews the compensation of each portfolio manager periodically and may make modifications in compensation as it deems necessary to reflect changes in the market.

Other Accounts.  In addition to the Portfolio, each portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2024.

37

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance (in millions)
David Harden	Other Registered Investment Companies:	9	$1.5 billion	0	$0
	Other Pooled Investment Vehicles:	1	$2 million	1	$2 million
	Other Accounts:	16	$812 million	0	$0
Aash Shah	Other Registered Investment Companies:	9	$1.5 billion	0	$0
	Other Pooled Investment Vehicles:	1	$2 million	1	$2 million
	Other Accounts:	16	$812 million	0	$0

Conflict of Interest. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with his management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Portfolio trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Portfolio. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Securities Ownership. No portfolio manager ownership information is provided for the Portfolio because the Portfolio had not commenced operations prior to the date of this SAI.

ADMINISTRATION AND ACCOUNTING AGREEMENT

Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as fund administrator to the Portfolio pursuant to a fund administration servicing agreement and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”). Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Portfolio statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Portfolio. Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Portfolio's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Portfolio.

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

38

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company. No administration fee information is provided for Portfolio because the Portfolio had not commenced operations prior to the date of this SAI.

CUSTODIAN AGREEMENT

U.S. Bank, N.A., (the “Custodian”), 1555 North RiverCenter Drive, Milwaukee, Wisconsin 53212, is custodian of the Portfolio's assets pursuant to a custodian agreement (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities; and (e) makes periodic reports to the Board concerning the Portfolio's operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Portfolio, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Portfolio harmless from the acts and omissions of any affiliate, sub-custodian or domestic sub-custodian. For its services to the Portfolio under the Custodian Agreement, the Custodian receives a fee based on the Portfolio's average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Portfolio. Fund Services and the Custodian are affiliates.

TRANSFER AGENCY AGREEMENT

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the transfer and dividend disbursing agent for the Portfolio pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”), under which Fund Services: (a) issues and redeems shares of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Portfolio. Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Portfolio under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Portfolio and the Portfolio's average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Portfolio.

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, Fund Services provides services relating to the implementation of the Portfolio's Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION

Quasar Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), whose principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the underwriter to the Portfolio pursuant to the terms of a distribution agreement (the “Distribution Agreement”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Company or the Adviser.

39

Under the Distribution Agreement with the Portfolio, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Portfolio. The Distributor continually distributes shares of the Portfolio on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Portfolio shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Portfolio. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Portfolio and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Portfolio.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Portfolio through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Portfolio for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Portfolio’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Company on behalf of the Portfolio on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Portfolio assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Portfolio, its service providers or their respective affiliates, as incentives to help market and promote the Portfolio and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Portfolio shares or provide services to the Portfolio, the Distributor or shareholders of the Portfolio through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Portfolio in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Portfolio; providing access to sales and management representatives of the financial intermediary; promoting sales of Portfolio shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

40

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Portfolio assets attributable to investments in the Portfolio by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Portfolio shares, which in turn may benefit the Adviser through increased fees as Portfolio assets grow.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Portfolio. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Portfolio executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts they manage, including the Portfolio, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account and the Portfolio. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Portfolio may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Portfolio to participate in higher volume transactions will generally be beneficial to the Portfolio.

41

No brokerage information is provided as the Portfolio had not commenced operations prior to the date of this SAI.

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause a portfolio to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Portfolio.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Portfolio commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

42

From time to time, the Portfolio may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

No soft-dollar arrangement information is provided for the Portfolio because the Portfolio had not commenced operations prior to the date of this SAI.

PURCHASE AND REDEMPTION INFORMATION

Read the Portfolio's Prospectus for information regarding the purchase and redemption of Portfolio shares. The following information supplements information in the Prospectus.

You may purchase shares through an account maintained by your brokerage firm, financial institutions and industry professionals (“Service Organizations”). The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Portfolio are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or the Portfolio from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Portfolio has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Portfolio for any loss sustained by reason of your failure to make full payment for shares of the Portfolio you previously purchased or subscribed for.

43

Other Purchase Information

If shares of the Portfolio are held in a “street name” account with an authorized dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the authorized dealer, and not by the Portfolio and its Transfer Agent. Since the Portfolio will have no record of the beneficial owner’s transactions, a beneficial owner should contact the authorized dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Portfolio involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the authorized dealer.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by electronic funds transfer through the ACH network or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of the Portfolio is calculated by determining the value of the net assets attributed to the Portfolio and dividing by the number of outstanding shares of the Portfolio. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Portfolio’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Portfolio may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

44

The Board has adopted a pricing and valuation policy for use by the Portfolio and its Valuation Designee (defined below) in calculating the Portfolio’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Portfolio may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used All cash, receivables, and current payables are carried on the Portfolio’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee.

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Portfolio shares.

TAXES

Shares of the Portfolio are offered to Separate Accounts that Portfolio variable annuity contracts and variable life insurance policies issued by Participating Insurance Companies. See the prospectuses for such contracts or policies for a discussion of the special taxation of insurance companies with respect to the Separate Accounts, the variable annuity contracts, variable life insurance policies and the holders thereof.

The following summarizes certain tax considerations generally affecting the Portfolio, the underlying investment companies, and Portfolio shareholders that are not fully described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio, the underlying investment companies, or Portfolio shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Portfolio shares, assuming that the variable life insurance policies and annuity contracts qualify under the Code, as life insurance or annuities, respectively, and that the Separate Accounts (rather than the holders of such policies or contracts) are treated as owners of the Portfolio shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Portfolio shares because the Portfolio shares will be sold only to insurance companies. Thus, purchasers of Portfolio shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Portfolio shares.

45

The Portfolio and each underlying investment company intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Portfolio and each underlying investment company generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Portfolio and each underlying investment company must meet three important tests each year.

First, the Portfolio and each underlying investment company must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Portfolio’s and each underlying investment company’s taxable year, at least 50% of the value of the Portfolio’s and the underlying investment companies’ assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Portfolio or underlying investment company has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio or underlying investment company does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio’s and each underlying investment company’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Portfolio or underlying investment company controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Portfolio and each underlying investment company must distribute an amount equal to at least the sum of 90% of the Portfolio’s or underlying investment company’s investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Portfolio and each underlying investment company intends to comply with these requirements. If the Portfolio or underlying investment company were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio or underlying investment company could be disqualified as a regulated investment company. If for any taxable year the Portfolio or underlying investment company were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Moreover, a failure of the Portfolio to qualify as a regulated investment company could cause Separate Accounts that invest in the Portfolio to fail to meet the applicable diversification requirements described below, which in turn, could have adverse tax effects on policy or contract holders.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio and each underlying investment company intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

The Portfolio intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the Separate Account upon which such contract or policy is based is “adequately diversified.” A Separate Account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury regulations. Specifically, the Treasury regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the Separate Account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. As a safe harbor, a Separate Account will be treated as being adequately diversified if the diversification requirements under Subchapter M of Subtitle A, Chapter 1, of the Code are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies. In addition, a Separate Account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

46

For purposes of these alternative diversification tests, a Separate Account investing in shares of a regulated investment company generally will be entitled to “look through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided that the shares of such regulated investment company are generally held only by insurance companies in their general account or in Separate Accounts and certain fund managers (a “Closed Portfolio”). Public access to such regulated investment company is available exclusively through the purchase of a variable contract. The Portfolio will be a Closed Portfolio.

If the Separate Account upon which a variable contract is based is not “adequately diversified” under the foregoing rules, then the variable contract will not be treated as a life insurance contract or annuity contract under the Code, and the taxation and treatment of a policy or contract holder will be other than as described in the applicable prospectus of such policy or contract and generally will be more adverse to the holder.

In addition, if the Portfolio did not constitute a Closed Portfolio or the holders of the contracts and annuities which invest in the Portfolio through a Separate Account were able, or were treated as able, to direct the Portfolio’s investment in any particular asset, those holders might be treated as owners of Portfolio shares and might be subject to tax on distributions made by the Portfolio. The IRS may consider several factors in determining whether a contract holder has an impermissible level of investor control. One factor the IRS considers when a Separate Account invests in one or more regulated investment companies is whether a regulated investment company’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the Separate Account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographic focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a Separate Account. Another factor that the IRS examines concerns actions of contract holders. Under the IRS pronouncements, a contract holder may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular regulated investment company. A contract holder thus may not select or direct the purchase or sale of a particular investment of the Portfolio. The relationship between the Portfolio and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply.

47

State and Local Taxes

Although the Portfolio and the underlying investment company expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio or an underlying investment company may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to the Portfolio with each other share that represents an interest in the Portfolio, even where a share has a different class designation than another share representing an interest in the Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of the Portfolio will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

48

MISCELLANEOUS

Anti-Money Laundering Program

The Portfolio has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Portfolio's Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of their service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Portfolio will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Counsel

The law firm of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the Portfolio’s independent registered public accounting firm, and in that capacity audits the Portfolio's financial statements.

49

FINANCIAL STATEMENTS

Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually. The Portfolio had not commenced operations prior to the date of this SAI and does not yet have financial statements.

Once available, copies of the annual and semi-annual Report to Shareholders may be obtained, without charge, upon request by calling the telephone number listed on the cover of this SAI.

50

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

A-1

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

A-2

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

A-3

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

A-4

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•             Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•             Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

A-5

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

A-6

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-7

APPENDIX B

Proxy Voting

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Policy

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Procedures:

1.	Upon receipt of proxy voting request, review items to be voted upon and Board recommendations.

2.	Log into the proper online voting site and vote in accordance with Board recommendations unless otherwise notified by the Investment Committee.

3.	Document the company, items voted on, and how SUMMIT GLOBAL INVESTMENTS, LLC voted on the proxy spreadsheet.

Procedures for SUMMIT GLOBAL INVESTMENTS, LLC’s Receipt of Class Actions

The following procedures outline SUMMIT GLOBAL INVESTMENTS, LLC’s receipt of “Class Action” documents from clients and custodians. It is SUMMIT GLOBAL INVESTMENTS, LLC’s position not to file these “Class Action” documents, but if received will follow these guidelines:

1.           If “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Client, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

2.           Similarly, if “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Custodian, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

B-1

Summit Global
Investments

Prospectus

SGI Peak Fund

(Formerly known as the SGI Peak Growth Fund)

Class I Shares (Ticker: SGPKX)

SGI Prudent Fund

(Formerly known as the SGI Prudent Growth Fund)

Class I Shares (Ticker: SGPGX)

December 31, 2025

of The RBB Fund, Inc.

This Prospectus gives vital information about the SGI Peak Fund and the SGI Prudent Fund (each a “Fund” and together the “Funds”), each an investment portfolio of The RBB Fund, Inc. (the “Company”), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

A look at the goals, strategies, risks and financial history of the Funds.
Details about the Funds’ service providers.
Policies and instructions for opening, maintaining and closing an account in a Fund.

SUMMARY SECTIONS	1
SGI Peak Fund	1
SGI Prudent Fund	9
ADDITIONAL INFORMATION ABOUT EACH FUND’S INVESTMENTS AND RISKS	17
MANAGEMENT OF THE FUNDS	23
Investment Adviser	23
Portfolio Managers	23
SHAREHOLDER INFORMATION	24
Pricing of Fund Shares	24
Market Timing	24
Purchase of Fund Shares	25
Redemption of Fund Shares	29
Dividends and Distributions	31
Taxes	32
ADDITIONAL INFORMATION	35
FINANCIAL HIGHLIGHTS	36
FOR MORE INFORMATION	Back Cover

SUMMARY SECTIONS

SGI Peak Fund (Formerly known as the SGI Peak Growth Fund)

Investment Objective

The SGI Peak Fund (for this section only, the “Fund”) seeks capital appreciation. There can be no guarantee that the Fund will achieve its investment objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Additionally, you may be required to pay commissions and/or other forms of compensation to an intermediary for transactions in the Fund, which are not reflected in the table or the example below.

Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.41%
Acquired Fund Fees and Expenses(1)	0.00%
Total Annual Fund Operating Expenses	1.16%
Less Fee Waivers and/or Expense Reimbursements(2)	-0.08%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.08%

(1)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(2)

Summit Global Investments, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive management fees and reimburse expenses through December 31, 2026 to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed 1.95% of the average daily net assets attributable to the Fund’s Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: fund services administrative fee, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2026 without the approval of the Board of Directors of the Company. If at any time the Fund’s Total Annual Fund Operating Expenses (not including fund services administrative fee, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.95% of the average daily net assets attributable to the Fund’s Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

1

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$110	$361	$631	$1,402

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in securities of affiliated and unaffiliated open-end mutual funds and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may allocate assets across six categories of Underlying Funds: domestic equities, foreign equities (including emerging markets securities), domestic investment-grade bonds, domestic high yield bonds (also known as “junk bonds”), foreign investment-grade and high yield bonds, and money market funds.

Under normal circumstances, the Fund will invest primarily in Underlying Funds focusing on domestic equities and large capitalization foreign equities, a lesser amount in Underlying Funds focused on small and mid-capitalization foreign equities and emerging markets, and a small amount in Underlying Funds focused on domestic investment-grade bonds, domestic high yield bonds, foreign investment-grade and high yield bonds, and money market funds.

The Adviser attempts to lower the Fund’s market risk by investing in Underlying Funds that seek to lower the overall volatility of the Fund’s portfolio as compared to the S&P 500® Total Return Index. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. In addition, the Adviser reviews the idiosyncratic risks associated with each Underlying Fund and if these risks are deemed elevated with increased downside risks the Adviser may make changes to the Underlying Funds. The Adviser selects Underlying Funds for the Fund that it anticipates will produce a portfolio with less volatility with more capital protection and consistent returns. While the Adviser attempts to manage the Fund’s volatility, there is no guarantee that the strategy will be successful or that the Fund’s portfolio will not experience periods of volatility.

The Adviser may evaluate how an Underlying Fund uses proxy votes and access to corporate management. This process may include interviews with an Underlying Fund’s management and an examination of an Underlying Fund’s proxy voting records, prospectus and other reports. The methods that Underlying Funds use may vary.

The Fund may focus its investments in a particular industry or sector for the purpose of capitalizing on performance momentum in that industry or sector due to significant changes in market conditions or geopolitical conditions.

The Fund may sell an Underlying Fund if the Adviser identifies fundamental legal or other risks and/or if the risk/return ranking declines due to increasing risk and/or decreasing return potential. The Fund may also decrease weight in an investment for risk control purposes.

2

Principal Risks

Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

■

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

■

Currency Risk. Underlying Funds that invest in foreign securities are subject to currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and that may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

■

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Underlying Funds, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, the Underlying Funds, and the Underlying Funds’ third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund, the Underlying Funds, or their respective investment advisers. Successful cyber-attacks or other cyber-failures or events affecting the Fund, the Underlying Funds, or third-party service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund or the Underlying Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

■

Dividend-Paying Securities Risk. Underlying Funds that invest in dividend-paying securities may be subject to the risk that the company issuing such securities may fail and have to decrease or eliminate its dividend. In such an event, an Underlying Fund, and in turn the Fund, may not only lose the dividend payout but the stock price of the company may fall.

■

Emerging Markets Risk: Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

3

■

Equity Risk. The Underlying Funds’ investments in common stock are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

■

Exchange-Traded Fund Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

■

Fixed Income Securities Risk. To the extent the Fund invests in Underlying Funds that invest in fixed income securities, the Fund will be subject to fixed income securities risks. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. An Underlying Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor, or counterparty.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest in Underlying Funds that invest their assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

Interest Rate Risk. The value of the Fund or an Underlying Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of an Underlying Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities. Changing interest rates may have unpredictable effects on the markets and an Underlying Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by an Underlying Fund.

Prepayment Risk. The Fund may invest in Underlying Funds that invest in securities that are subject to fluctuations in yield, due to prepayment rates that may be faster or slower than expected.

Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

4

■

Foreign Custody Risk. An Underlying Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Underlying Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Underlying Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

■

Foreign Securities Risk. Underlying Funds that invest in foreign securities may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections and differences in taxation, auditing and other financial practices. Investments in emerging market securities by Underlying Funds are subject to higher risks than those in developed countries because there is greater uncertainty in less established markets and economies.

■

Growth Risk. If an Underlying Fund’s adviser’s perception of a company’s growth potential are wrong, the securities purchased by that Underlying Fund may not perform as expected, thereby reducing the Underlying Fund’s and the Fund’s return.

■

High Portfolio Turnover Risk. The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions and cause higher levels of current tax liability to shareholders of the Fund. A portfolio turnover rate of 100% is considered to be high. The Adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

■

High-Yield Securities (“Junk Bond”) Risk. To the extent that a Fund invests in Underlying Funds that invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Underlying Fund may lose its entire investment, which will affect the Underlying Fund’s and the Fund’s return.

■

Index Management Risk. To the extent the Fund invests in an Underlying Fund that is intended to track a target index, it is subject to the risk that the Underlying Fund may track its target index less closely. For example, an adviser to the Underlying Fund may select securities that are not fully representative of the index, and the Underlying Fund’s transaction expenses, and the size and timing of its cash flows, may result in the Underlying Fund’s performance being different than that of its index. Additionally, the Underlying Fund will generally reflect the performance of its target index even when the index does not perform well.

■

Industry or Sector Focus Risk. To the extent the Fund invests in Underlying Funds that focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

■

Large-Capitalization Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing an Underlying Fund and the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

■

Low Volatility Risk. Underlying Funds with investments in low volatility companies are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility Underlying Funds may not produce investment exposure that has lower variability to changes in market levels. Investing in low volatility Underlying Funds may limit the Fund’s gains in rising markets.

5

■

Management Risk. The Fund is subject to the risk of poor investment selection in Underlying Funds. The Underlying Funds may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

■

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Although the Fund will invest in Underlying Funds that the Adviser believes will produce less volatility, there is no guarantee that the Underlying Funds will perform as expected. The prices of securities held by the Underlying Funds may decline in response to conditions affecting the general economy, overall market changes, local, regional or global political, social or economic instability, and currency, interest rate and commodity price fluctuations.

■

Mid-Capitalization Companies Risk. The stocks of mid-capitalization companies that the Underlying Funds may invest in may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

■

Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

■

Small-Capitalization Companies Risk. Small-cap companies that the Underlying Funds may invest in may be more volatile than, and not as readily marketable as, those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Additionally, the trading volume of small-cap company securities may make them more difficult to sell than those of larger companies. Moreover, the lack of an efficient market for the securities may make them difficult to value.

■

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

6

Performance Information

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares has varied year to year. The bar chart assumes reinvestment of dividends and distributions. The table illustrates how the Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance. As with all such investments, past performance, both before and after taxes, does not necessarily indicate how the Peak Fund will perform in the future. Updated performance information is available online at www.sgiam.com or by calling 1-855-744-8500.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Best Quarter: 10.20% in the quarter ended December 31, 2023
Worst Quarter: -10.10% in the quarter ended June 30, 2022

The year-to-date total return for the three months ended September 30, 2025 was 11.94%.

Average Annual Total Returns
(For the periods ended December 31, 2024)

SGI Peak Fund	1 Year	Since Inception, (June 8, 2020)
Return Before Taxes	10.38%	7.53%
Return After Taxes on Distributions	7.39%	5.89%
Return After Taxes on Distributions and Sale of Fund Shares	6.81%	5.31%
S&P 500® Total Return Index (reflects reinvestment of dividends and no deductions for fees, expenses or taxes)	25.02%	15.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Management of the Fund

Investment Adviser

Summit Global Investments, LLC

Portfolio Managers

Name	Title with Adviser	Tenure with the Fund
David Harden	President and Portfolio Manager	Since Inception in 2020
Aash Shah, CFA®	Portfolio Manager	Since Inception in 2020

Purchase and Sale of Fund Shares

You can purchase and redeem shares of the Fund only on days the New York Stock Exchange (“NYSE”) is open. The minimum initial purchase or exchange into the Fund is $1,000. Subsequent investments must be in amounts of $100 or more. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans and individual retirement accounts. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Shares of the Fund may also be purchased and redeemed directly through the Company by the means described below.

Purchase and Redemption By Mail:

SGI Peak Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

Overnight Mail:
SGI Peak Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105-1307

Purchase and Redemption By Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 855-744-8500 to confirm the current wire instructions for the Fund.

Redemption By Telephone:

If you select the option to redeem by telephone on your account application, you may call the Transfer Agent at 855-744-8500.

Tax Information

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

SUMMARY SECTION

SGI Prudent Fund (Formerly known as the SGI Prudent Growth Fund)

Investment Objective

The SGI Prudent Fund (for this section only, the “Fund”) seeks long-term capital appreciation. There can be no guarantee that the Fund will achieve its investment objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Additionally, you may be required to pay commissions and/or other forms of compensation to an intermediary for transactions in the Fund, which are not reflected in the table or the example below.

Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.41%
Acquired Fund Fees and Expenses(1)	0.00%
Total Annual Fund Operating Expenses	1.16%
Less Fee Waivers and/or Expense Reimbursements(2)	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.16%

(1)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses have been restated for the current fiscal year.

(2)

Summit Global Investments, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive management fees and reimburse expenses through December 31, 2026 to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed 1.95% of the average daily net assets attributable to the Fund’s Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: fund services administrative fee, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2026 without the approval of the Board of Directors of the Company. If at any time the Fund’s Total Annual Fund Operating Expenses (not including fund services administrative fee, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.95% of the average daily net assets attributable to the Fund’s Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

9

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$118	$368	$638	$1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in securities of affiliated and unaffiliated open-end mutual funds and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may allocate assets across six categories of Underlying Funds: domestic equities, foreign equities (including emerging markets securities), domestic investment-grade bonds, domestic high yield bonds (also known as “junk bonds”), foreign investment-grade and high yield bonds, and money market funds.

Under normal circumstances, the Fund will invest primarily in Underlying Funds focused on domestic equities, a lesser amount in Underlying Funds focused on large capitalization foreign equities, mid-capitalization foreign equities, emerging markets and domestic investment-grade bonds, and a small amount in Underlying Funds focused on small-capitalization foreign equities, domestic high yield bonds, foreign investment-grade and high yield bonds, and money market funds.

The Adviser attempts to lower the Fund’s market risk by investing in Underlying Funds that seek to lower the overall volatility of the Fund’s portfolio. The Fund seeks volatility between 60%-80% as compared to the S&P 500® Total Return Index. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. In addition, the Adviser reviews the idiosyncratic risks associated with each Underlying Fund and if these risks are deemed elevated with increased downside risks the Adviser may make changes to the Underlying Funds. The Adviser selects Underlying Funds for the Fund that it anticipates will produce a portfolio with less volatility with more capital protection and consistent returns. While the Adviser attempts to manage the Fund’s volatility, there is no guarantee that the strategy will be successful or that the Fund’s portfolio will not experience periods of higher volatility.

The Adviser may evaluate how an Underlying Fund uses proxy votes and access to corporate management. This process may include interviews with an Underlying Fund’s management and an examination of an Underlying Fund’s proxy voting records, prospectus and other reports. The methods that Underlying Funds use may vary.

The Fund may focus its investments in a particular industry or sector for the purpose of capitalizing on performance momentum in that industry or sector due to significant changes in market conditions or geopolitical conditions.

The Fund may sell an Underlying Fund if the Adviser identifies fundamental legal or other risks and/or if the risk/return ranking declines due to increasing risk and/or decreasing return potential. The Fund may also decrease weight in an investment for risk control purposes.

10

Principal Risks

Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

■

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

■

Currency Risk. Underlying Funds that invest in foreign securities are subject to currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and that may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

■

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Underlying Funds, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, the Underlying Funds, and the Underlying Funds’ third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund, the Underlying Funds, or their respective investment advisers. Successful cyber-attacks or other cyber-failures or events affecting the Fund, the Underlying Funds, or third-party service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund or the Underlying Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

■

Dividend-Paying Securities Risk. Underlying Funds that invest in dividend-paying securities may be subject to the risk that the company issuing such securities may fail and have to decrease or eliminate its dividend. In such an event, an Underlying Fund, and in turn the Fund, may not only lose the dividend payout but the stock price of the company may fall.

■

Emerging Markets Risk: Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

11

■

Equity Risk. The Underlying Funds’ investments in common stock are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

■

Exchange-Traded Fund Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

■

Fixed Income Securities Risk. To the extent the Fund invests in Underlying Funds that invest in fixed income securities, the Fund will be subject to fixed income securities risks. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. An Underlying Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor, or counterparty.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest in Underlying Funds that invest their assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

Interest Rate Risk. The value of the Fund or an Underlying Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of an Underlying Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities. Changing interest rates may have unpredictable effects on the markets and an Underlying Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by an Underlying Fund.

Prepayment Risk. The Fund may invest in Underlying Funds that invest in securities that are subject to fluctuations in yield, due to prepayment rates that may be faster or slower than expected.

Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

12

■

Foreign Custody Risk. An Underlying Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Underlying Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Underlying Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

■

Foreign Securities Risk. Underlying Funds that invest in foreign securities may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections and differences in taxation, auditing and other financial practices. Investments in emerging market securities by Underlying Funds are subject to higher risks than those in developed countries because there is greater uncertainty in less established markets and economies.

■

Growth Risk. If an Underlying Fund’s adviser’s perceptions of a company’s growth potential is wrong, the securities purchased by that Underlying Fund may not perform as expected, thereby reducing the Underlying Fund’s and the Fund’s return.

■

High Portfolio Turnover Risk. The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions and cause higher levels of current tax liability to shareholders of the Fund. A portfolio turnover rate of 100% is considered to be high. The Adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

■

High-Yield Securities (“Junk Bond”) Risk. To the extent that a Fund invests in Underlying Funds that invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Underlying Fund may lose its entire investment, which will affect the Underlying Fund’s and the Fund’s return.

■

Index Management Risk. To the extent the Fund invests in an Underlying Fund that is intended to track a target index, it is subject to the risk that the Underlying Fund may track its target index less closely. For example, an adviser to the Underlying Fund may select securities that are not fully representative of the index, and the Underlying Fund’s transaction expenses, and the size and timing of its cash flows, may result in the Underlying Fund’s performance being different than that of its index. Additionally, the Underlying Fund will generally reflect the performance of its target index even when the index does not perform well.

■

Industry or Sector Focus Risk. To the extent the Fund invests in Underlying Funds that focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

■

Large-Capitalization Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing an Underlying Fund and the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

■

Low Volatility Risk. Underlying Funds with investments in low volatility companies are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility Underlying Funds may not produce investment exposure that has lower variability to changes in market levels. Investing in low volatility Underlying Funds may limit the Fund’s gains in rising markets.

13

■

Management Risk. The Fund is subject to the risk of poor investment selection in Underlying Funds. The Underlying Funds may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

■

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Although the Fund will invest in Underlying Funds that the Adviser believes will produce less volatility, there is no guarantee that the Underlying Funds will perform as expected. The prices of securities held by the Underlying Funds may decline in response to conditions affecting the general economy, overall market changes, local, regional or global political, social or economic instability, and currency, interest rate and commodity price fluctuations.

■

Mid-Capitalization Companies Risk. The stocks of mid-capitalization companies that the Underlying Funds may invest in may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

■

Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

■

Small-Capitalization Companies Risk. Small-cap companies that the Underlying Funds may invest in may be more volatile than, and not as readily marketable as, those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Additionally, the trading volume of small-cap company securities may make them more difficult to sell than those of larger companies. Moreover, the lack of an efficient market for the securities may make them difficult to value.

■

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

14

Performance Information

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares has varied year to year. The bar chart assumes reinvestment of dividends and distributions. The table illustrates how the Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance. As with all such investments, past performance, both before and after taxes, does not necessarily indicate how the Prudent Fund will perform in the future. Updated performance information is available online at www.sgiam.com or by calling 1-855-744-8500.

TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

Best Quarter: 8.76% in the quarter ended December 31, 2023
Worst Quarter: -8.23% in the quarter ended June 30, 2022

The year-to-date total return for the three months ended September 30, 2025 was 6.67%.

Average Annual Total Returns
(For the periods ended December 31, 2024)

SGI Prudent Fund	1 Year	Since Inception, (June 8, 2020)
Return Before Taxes	9.18%	5.09%
Return After Taxes on Distributions	5.89%	3.88%
Return After Taxes on Distributions and Sale of Fund Shares	5.81%	3.52%
S&P 500® Total Return Index (reflects reinvestment of dividends and no deductions for fees, expenses or taxes)	25.02%	15.78%
60% S&P 500 TR/40% Bloomberg Aggregate Bond (reflects reinvestment of dividends and no deductions for fees, expenses or taxes)	15.03%	47.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

15

Management of the Fund

Investment Adviser

Summit Global Investments, LLC

Portfolio Managers

Name	Title with Adviser	Tenure with the Fund
David Harden	President and Portfolio Manager	Since Inception in 2020
Aash Shah, CFA®	Portfolio Manager	Since Inception in 2020

Purchase and Sale of Fund Shares

You can purchase and redeem shares of the Fund only on days the New York Stock Exchange (“NYSE”) is open. The minimum initial purchase or exchange into the Fund is $1,000. Subsequent investments must be in amounts of $100 or more. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans and individual retirement accounts. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Shares of the Fund may also be purchased and redeemed directly through the Company by the means described below.

Purchase and Redemption By Mail:

SGI Prudent Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

Overnight Mail:
SGI Prudent Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105-1307

Purchase and Redemption By Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 855-744-8500 to confirm the current wire instructions for the Fund.

Redemption By Telephone:

If you select the option to redeem by telephone on your account application, you may call the Transfer Agent at 855-744-8500.

Tax Information

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

ADDITIONAL INFORMATION ABOUT EACH FUND’S INVESTMENTS AND RISKS

This section provides some additional information about the Funds’ investments and certain portfolio management techniques that the Funds may use. More information about the Funds’ investments and portfolio management techniques, and related risks, is included in the Statement of Additional Information (“SAI”).

Investment Objectives

The SGI Peak Fund’s investment objective is to seek capital appreciation. The SGI Prudent Fund’s investment objective is to seek long-term capital appreciation. Each Fund’s investment objective may be changed by the Board of Directors (the “Board”) of the Company without shareholder approval. Shareholders will, however, receive 60 days’ prior notice of any changes. Any such changes may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

Additional Information About Each Fund’s Principal Investments and Risks

Affiliated Fund Risk. The Funds’ investment in Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the Funds may own substantial portions of the shares of the Underlying Funds. However, redemption of the Underlying Fund shares by one or more Funds could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain Funds, the Underlying Funds may experience relatively large inflows and outflows of cash due to Funds’ purchases and sales of Underlying Fund shares. Although the Adviser may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Adviser structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the Funds, those Funds, including funds-of-funds, may pay more or less (for purchase activity) or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the Funds within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Adviser may have a conflict of interest with respect to Fund investments in Underlying Funds, particularly when an Underlying Fund has low assets. The Adviser also has an economic conflict of interest in determining the allocation of the Funds’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Currency Risk. An Underlying Fund’s investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and that may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Funds and the Underlying Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Funds’ or an Underlying Fund’s adviser and other service providers (including, but not limited to, the Funds’ or an Underlying Fund’s accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Underlying Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ or an Underlying Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial

17

intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and the Underlying Funds, and issuers in which the Underlying Funds invest. A Fund and its shareholders could be negatively impacted as a result.

Dividend-Paying Securities Risk. A company issuing dividend-paying securities may fail and have to decrease or eliminate its dividend. In such an event, an Underlying Fund, and in turn a Fund, may not only lose the dividend payout but the stock price of the company may fall.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

Equity Risk. Underlying Funds that invest in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Historically, the equity markets have moved in cycles, and the value of an Underlying Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. An investment in the Funds may be more suitable for long-term investors who can bear the risk of these fluctuations. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Exchange-Traded Fund Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by the seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

Fixed Income Securities Risk. To the extent a Fund invests in Underlying Funds that invest in fixed income securities, the Fund will be subject to fixed income securities risk. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. An Underlying Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor, or counterparty.

18

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Income Risk. A Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, a Fund may be required to invest in Underlying Funds that invest their assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of a Fund for any particular period.

Interest Rate Risk. The value of the Fund or an Underlying Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of an Underlying Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities. Changing interest rates may have unpredictable effects on the markets and an Underlying Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by an Underlying Fund.

Prepayment Risk. A Fund may invest in Underlying Funds that invest in securities that are subject to fluctuations in yield, due to prepayment rates that may be faster or slower than expected.

Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Foreign Custody Risk. The Underlying Funds may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Underlying Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Underlying Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Securities Risk. Foreign securities are subject to special risks, including risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less economic, political and social stability; and differences in taxation, auditing and other financial practices. The Underlying Funds may invest in securities of foreign issuers that are traded or denominated in U.S. dollars primarily through depositary receipts. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in emerging markets securities by Underlying Funds are subject to higher risks than those in developed countries because there is greater uncertainty in less established markets and economies. In addition, foreign securities in which the Underlying Funds invest may be traded in markets that close before the time that the Underlying Funds calculate their NAV. Furthermore, certain foreign securities in which the Underlying Funds invest may be listed on foreign exchanges that trade on weekends or other days when the Underlying Funds do not calculate their NAV. As a result, the value of the Underlying Funds’, and thus the Fund’s, holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

Growth Risk. If an Underlying Fund’s adviser’s perceptions of a company’s growth potential is wrong, the securities purchased by that Underlying Fund may not perform as expected, thereby reducing the Underlying Fund’s and a Fund’s return.

19

High-Yield Securities (“Junk Bond”) Risk. Underlying Funds that invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Underlying Fund may lose its entire investment, which will affect the Underlying Fund’s and a Fund’s return.

Index Management Risk. To the extent the Funds invest in an Underlying Fund that is intended to track a target index, it is subject to the risk that the Underlying Fund may track its target index less closely. For example, an adviser to the Underlying Fund may select securities that are not fully representative of the index, and the Underlying Fund’s transaction expenses, and the size and timing of its cash flows, may result in the Underlying Fund’s performance being different than that of its index. Additionally, the Underlying Fund will generally reflect the performance of its target index even when the index does not perform well.

Industry or Sector Focus Risk. Underlying Funds in which a Fund invests may focus their investments in a particular industry or sector, and accordingly the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities. An Underlying Fund may invest in a specific industry or sector in order to capitalize on performance momentum or reduce downside exposure due to significant changes in market conditions, economic conditions, or geopolitical conditions.

Large-Capitalization Companies Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Underlying Funds and the Funds to underperform investments that focus solely on small- or medium- capitalization stocks.

Low Volatility Risk. Underlying Funds with investments in low volatility companies are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility Underlying Funds may not produce investment exposure that has lower variability to changes in market levels. Investing in low volatility Underlying Funds may limit a Fund’s gains in rising markets.

Management Risk. Each Fund is subject to the risk of poor investment selection in Underlying Funds. The Underlying Funds in each Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result. If the Adviser’s perception of an Underlying Fund’s value is not realized in the expected time frame, a Fund’s overall performance may suffer.

Market Risk. The NAV of a Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Funds will invest in Underlying Funds that the Adviser believes will produce less volatility, there is no guarantee that the Underlying Funds will perform as expected. The prices of securities held by the Funds may decline in response to conditions affecting the general economy, overall market changes, local, regional or global political, social or economic instability, and currency, interest rate and commodity price fluctuations.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

20

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Mid-Capitalization Companies Risk. The Funds may each invest in Underlying Funds that invest in mid-cap company securities. Investing in securities of companies with mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

Portfolio Turnover Risk. Each Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from a Fund’s performance.

Small-Capitalization Companies Risk. The Underlying Funds may invest in small-capitalization companies. Small-capitalization companies may be more volatile than, and not as readily marketable as, those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Additionally, the trading volume of small-cap company securities may make them more difficult to sell than those of larger companies. Moreover, the lack of an efficient market for the securities may make them difficult to value. Furthermore, while securities of small capitalization companies may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Indeed, historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and Underlying Funds may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

21

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to each Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. A Fund may incur brokerage fees in connection with its purchase of ETF shares. When the Funds invest in an Underlying Fund, the Funds will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF or index mutual fund is based and the value of a Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. Since the Funds invest in other investment companies that invest in equity securities, risks associated with investments in other investment companies will include stock market risk. In addition to the brokerage costs associated with the Underlying Fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Funds. As a result, the Funds’ shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Funds are not required to hold shares of Underlying Funds for any minimum period, they may be subject to, and may have to pay, short-term redemption fees imposed by the Underlying Funds. The Funds have no control over the investments and related risks taken by the Underlying Funds in which they invest. The Investment Company Act of 1940, as amended (the “1940 Act”) and the related rules and regulations adopted thereunder impose conditions on investment companies that invest in other investment companies. As a result, the Funds are generally restricted on the amount of shares they may acquire of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

Temporary Investments. Each Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. If a Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

Broad-Based Securities Market Indices

The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is impossible to invest directly in an index.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI. The SAI is incorporated herein.

22

MANAGEMENT OF THE FUNDS

Investment Adviser

The Adviser’s principal address is 620 South Main Street, Bountiful, Utah 84010. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts. The Adviser is 100% privately-owned, and it was founded in 2010.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 0.75% of each Fund’s net assets. The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2026, to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) of a Fund exceed 1.95% of the average daily net assets attributable to the Fund’s Class I Shares.

Effective December 31, 2024, in determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses with respect to a Fund, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.95%: fund services administrative fee, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2026, without the approval of the Board. If at any time the Total Annual Fund Operating Expenses for that year are less than 1.95%, the Adviser is entitled to reimbursement by that Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

For the most recent fiscal year ended August 31, 2025, the Adviser received an advisory fee equal to 0.75% and 0.75% of the average daily net assets from the SGI Peak Fund and SGI Prudent Fund, respectively, after taking into account the fee waiver and expense reimbursements and recoupments.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Funds with the Adviser is available in the Funds’ annual financial statements on Form N-CSR for the fiscal year ended August 31, 2025.

Portfolio Managers

David Harden, the President of the Adviser, is primarily responsible for the day-to-day management of each Fund’s investment portfolio. Mr. Harden founded the Adviser in 2010. He has managed the Funds since the inception dates of each Fund and is known for the Adviser’s Managed Risk ApproachTM. Prior to founding the Adviser, Mr. Harden worked with Fidelity Investments, Evergreen Investments, and Ensign Peak Advisors, where he was responsible for developing and implementing numerous portfolio strategies. He is a graduate of Boston College, BA, and Boston University, MSCS.

Aash Shah is a Portfolio Manager of the Adviser and is responsible for the day-to-day management of each Fund’s investment portfolio. Mr. Shah joined the Adviser in 2017 as a Portfolio Manager. Mr. Shah has over 33 years of investment management experience including over 28 years as a portfolio manager. Previously, Mr. Shah managed small, mid, and large cap funds for Federated Investors in both New York City and Pittsburgh. Mr. Shah has a Bachelor’s degree from the University of Pittsburgh Swanson School of Engineering and an MBA in Finance and Accounting from the Tepper School at Carnegie Mellon University. He also holds a CFA charter.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds.

23

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Each Fund is sold at its NAV. The NAV per share of each class of shares of the Funds is calculated as follows:

Value of Assets Attributable to a Fund
NAV =	– Value of Liabilities Attributable to the same Fund
Number of Outstanding Shares of the Fund

Each Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. A Fund will effect purchases of Fund shares at the NAV next calculated after receipt by the Transfer Agent of your purchase order in good order. The Funds will effect redemptions of Fund shares at the NAV next calculated after receipt by the Transfer Agent of your redemption request in good order.

A Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and deemed representative of market values at the close of the market.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded funds will be valued at their market price.

If market quotations are unavailable or deemed unreliable, securities will be valued by the Adviser, as the Fund’s valuation designee (the “Valuation Designee”) in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Market Timing

In accordance with the policy adopted by its Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Fund shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order.

24

The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of a Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Fund Services Administrative Fee

Each Fund pays compensation to the Adviser for fund services in accordance with an Administrative Services Agreement between the Company and the Adviser (in such capacity, the “Servicing Agent”). The Servicing Agent receives a monthly fee equal to 0.25% on an annualized basis of the net assets of each Fund (the “Fund Services Administrative Fee”). The Servicing Agent may delegate some or all of its servicing responsibilities to one or more Service Organizations. Over time, the Fund Services Administrative Fee increases the cost of your investment in the Funds’ shares because these fees are paid out of the Funds’ assets on an on-going basis.

For purposes of the Administrative Services Agreement, fund services include, but are not limited to: (i) assisting in the maintenance of the Funds’ records containing information relating to shareholders of the Funds; (ii) providing administrative assistance to shareholders concerning the establishment or maintenance of an account with the Funds; (iii) assisting in processing purchase, exchange and redemption requests from shareholders and facilitating settlement with the Funds for any shareholder transactions submitted; (iv) processing all dividend payments, including capital gain or other payments authorized by the Fund and distributed to and received by the Servicing Agent or the Service Organization; (v) providing sub-transfer agent or sub-accounting services for Fund beneficial owners; (vi) assisting in the communications between shareholders and the Funds; and (vii) supervising other aspects of the Funds’ operations and providing other shareholder or administrative services to the Funds.

A Service Organization receiving compensation from the Fund Services Administrative Fee generally represents in a service agreement with the Servicing Agent that all compensation payable to the Service Organization in connection with the investment of their assets in the Funds will be disclosed by the Service Organization to its customers. The Funds do not monitor the actual services being performed by a Service Organization under the service agreement. The Funds also do not monitor the reasonableness of the total compensation that a Service Organization may receive, including any service fee that the Service Organization may receive from the Funds and any compensation the Service Organization may receive directly from its clients.

Purchase of Fund Shares

Shares representing interests in Class I Shares of a Fund are offered continuously for sale by Quasar Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), whose principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

25

General. You may also purchase shares of the Funds at the NAV per share next calculated after your order is received by the Transfer Agent in good order as described below. Each Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company’s records. The minimum initial investment in a Fund is $1,000. The minimum initial investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients that are part of endowments, foundations or other related groups may be combined. You can purchase shares of the Funds only on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

Purchases Through Intermediaries. Shares of the Funds may also be available through Service Organizations. Certain features of the shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose additional or different condition than the Funds on purchases, redemptions or exchanges of shares. Service Organizations may also independently establish and charge their customers or program participants transaction fees, account fees, administrative charges or other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the fees and which charges and fees would not be imposed if shares are purchased directly from the Company. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each Service Organization is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of a Service Organization should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by a Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund’s NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

The Adviser and/or its affiliates may make payments to Service Organizations for the shareholder and administrative services provided by them. These payments are made out of the Adviser’s resources, including the Fund Services Administrative Fees paid to the Adviser under the Funds’ Administrative Services Agreement. The actual services provided by these Service Organizations, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the Service Organization and/or a percentage of the value of shares held by investors through the Service Organization. For administration, sub-accounting, transfer agency and/or other services, the Fund, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or record keepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. These payments may be material to the Service Organizations relative to other compensation paid by the Funds, the Adviser and/or its affiliates and may be in addition to other fees and payments, such as revenue sharing or “shelf space” fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms. Also, the payments may differ depending on the Fund and may vary from amounts paid to the Funds’ transfer agent for providing similar services to other accounts.

26

Shares of a Fund may also be available on brokerage platforms of firms that have agreements with the Company to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in shares of a Fund through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.

Initial Investment By Mail. Subject to acceptance by the Funds, an account may be opened by completing and signing an Account Application and mailing it to the Transfer Agent at the address noted below, together with a check payable to the Fund that you are purchasing. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Regular Mail Summit Global Investments Funds c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Overnight or Express Mail Summit Global Investments Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Avenue, Suite 219252 Kansas City, MO 64105-1307

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Funds. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

Initial Investment By Wire. If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:
U.S. Bank National Association
777 East Wisconsin Ave
Milwaukee WI 53202
ABA 075000022
Credit:
U.S. Bancorp Fund Services
Account #112-952-137
For Further Credit to:
[Summit Fund Name]
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments – By Wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

27

Telephone Purchase. Investors may purchase additional shares of the Funds by calling 1-855-744-8500. If you did not decline this option on your account application, and your account has been open for at least 7 business days, telephone orders, in amounts of $100 or more, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the NAV calculated on the day your order is placed.

In order to arrange for telephone options after an account has been opened or to change your bank account, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source.

Additional Investments. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. Initial and additional purchases made by check or electronic funds transfer (ACH) cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Automatic Investment Plan. Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through an automatic investment plan (the “Automatic Investment Plan”). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly, quarterly, semi-annual or annual basis. Investors must invest at least $100 on a monthly basis via the Automatic Investment Plan. In order to participate in the Automatic Investment Plan, your financial institution must be a member of the ACH network. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. To begin participating in the Automatic Investment Plan, please complete the Automatic Investment Plan section on the account application or call the Funds’ Transfer Agent at 1-855-744-8500 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to effective date.

Purchases in Kind. In certain circumstances, shares of the Funds may be purchased “in kind” (i.e., in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by a Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividends, subscriptions, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A Fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on securities transferred to the Funds.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Funds. The Adviser will monitor each Fund’s total assets and may, subject to Board approval, decide to close a Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board approval, may also choose to reopen a Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If a Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b.	employees of the Adviser and their spouses, parents and children; and

c.	Directors of the Company.

28

Distributions to all shareholders of a closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of a Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. Certificates for shares will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation.

The Adviser is authorized to waive the minimum initial and subsequent investment requirements.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered (i.e., the purchase request includes the name of the Fund; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the Fund). Purchase requests not in good order may be rejected.

Customer Identification Program. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Company’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. If you need additional assistance when completing your account application, please contact the Transfer Agent at 1-855-744-8500.

Applications without the required information, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

You may redeem shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. A Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can redeem shares of a Fund only on days the NYSE is open and through the means described below.

You may redeem shares of a Fund by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to [Summit Fund Name], c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252, or for overnight delivery to [Summit Fund Name], c/o U.S. Bank Global Fund Services, 801 Pennsylvania Avenue, Suite 219252, Kansas City, Missouri 64105-1307 and must include:

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days.

29

The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Redemption By Telephone. If you did not decline telephone options on your account application, you may initiate a redemption of shares in the amount up to the total value of the account by calling the Transfer Agent at 1-855-744-8500.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

In order to arrange for telephone options after an account has been opened or to change your bank account, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Exchange Privilege. You can exchange your Class I shares of a Fund for Class I shares in an identically registered account of another Fund on any day that both the Fund and the Fund into which you are exchanging are open for business. Any new account established through an exchange will be subject to the minimum investment requirements applicable to the shares acquired. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Your total value of the initially held shares will equal the total value of the new shares. Be sure to read the current Prospectus for the Fund into which you are exchanging.

An exchange of shares of one Fund for shares of another Fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes unless you are a tax-exempt investor or hold your shares through a tax-deferred account such as an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

30

IRA and Other Retirement Plan Redemptions. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-855-744-8500. Investors will be asked whether or not to withhold taxes from any distribution.

Other Redemption Information. Redemption proceeds for shares of a Fund recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Company may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC and the Company’s Policy and Procedure Related to the Processing of In-Kind Redemptions. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when your request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Redemption requests not in good order may be delayed.

Involuntary Redemption. The Funds reserve the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption or an exchange request.

You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

The Funds may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Dividends and Distributions

Each Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund’s shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

Each Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

The ex-dividend, record and payable dates of any annual distribution will be available by calling 855-744-8500.

31

All distributions are reinvested in the form of additional full and fractional shares unless you elect one the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) receive capital gain distributions in cash while reinvesting dividends in additional Fund shares; or (3) receive all distributions in cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at a Fund’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account as any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before a Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

Each Fund may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to such Fund’s investments in REITs. A section 199A dividend is any dividend or part of such dividend that such Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by a Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by such Fund from a REIT reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for such Fund’s shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your applicable Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

32

The Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, a Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If a Fund makes this election, the amount of those foreign taxes paid by a Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your cost basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, each Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such shares are sold. The Funds have elected to use the average cost method, unless you instruct a Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding. Each Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

33

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as a Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to a Fund’s interest income from U.S. obligors, and dividends attributable to net short-term capital gains of a Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares of a Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Each Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in a Fund.

Shares of the Fund have not been registered for sale outside of the United States and certain U.S. territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality. More information about taxes is contained in the Funds’ SAI.

34

ADDITIONAL INFORMATION

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Transfer Agent toll-free at 1-855-744-8500 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholder, Inactive Accounts and Unclaimed Property. It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If a Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-855-744-8500 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

35

FINANCIAL HIGHLIGHTS

The tables in the Financial Highlights section below set forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information has been derived from the Funds’ financial statements and has been audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm. This information should be read in conjunction with the Funds’ financial statements, which, together with the report of the independent registered public accounting firm, are included in the Funds’ annual financial statements on Form N-CSR for the fiscal year ended August 31, 2025 and is available at no cost upon request (see back cover for ordering instructions). The information for the years ended August 31, 2024, 2023, 2022 and 2021 was audited by the Funds’ prior independent registered public accounting firm.

36

	SGI Peak Fund- Class I Shares
	For the year ended August 31, 2025		For the year ended August 31, 2024	For the year ended August 31, 2023	For the year ended August 31, 2022	For the year ended August 31, 2021
Per Share Operating Performance
Net Asset Value, Beginning of Period	$12.58		$10.61	$9.99	$12.63	$10.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09		(0.03)	(0.06)	(0.03)	(0.14)
Net realized and unrealized gain/(loss) on investments(2)	0.75		2.07	0.68	(1.27)	1.83
Net increase/(decrease) in net assets resulting from operations	0.84		2.04	0.62	(1.30)	1.69

Dividends and distributions to shareholders from:
Net investment income	(0.85)		(0.01)	— (3)	(0.75)	—
Net realized capital gain	(0.16)		(0.06)	—	(0.59)	—
Total dividends and distributions to shareholders	(1.01)		(0.07)	—	(1.34)	—
Net Asset Value, end of period	$12.41		$12.58	$10.61	$9.99	$12.63
Total investment return/(loss)(4)	7.36%		19.25%	6.22%	(11.64)%	15.45%

Supplemental Data:
Net assets, end of period (000’s omitted)	$50,009		$28,007	$19,555	$12,988	$10,940
Ratios to Average Net Assets:
Ratio of expenses to average net assets with waivers and reimbursements	1.08	%(5)	1.30%	1.53%	1.70%	1.70%
Ratio of expenses to average net assets without waivers and reimbursements	1.16	%(5)	1.30%	1.48%	1.58%	1.74%
Ratio of net investment income/(loss) to average net assets	0.76%		(0.26)%	(0.55)%	(0.29)%	(1.17)%
Portfolio turnover rate(6)	81%		44%	26%	88%	178%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)	Amount represents less than $0.005 per share.
(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)

Beginning on December 31, 2024, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

(6)	Portfolio turnover is calculated for the Fund, as a whole, for the entire period.

37

	SGI Prudent Fund- Class I Shares
	For the year ended August 31, 2025		For the year ended August 31, 2024	For the year ended August 31, 2023	For the year ended August 31, 2022	For the year ended August 31, 2021
Per Share Operating Performance
Net Asset Value, Beginning of Period	$11.93		$10.28	$9.80	$11.69	$10.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10		0.06	0.03	0.02	(0.07)
Net realized and unrealized gain/(loss) on investments(2)	0.32		1.64	0.46	(1.26)	1.16
Net increase/(decrease) in net assets resulting from operations	0.42		1.70	0.49	(1.24)	1.09

Dividends and distributions to shareholders from:
Net investment income	(0.75)		(0.05)	(0.01)	(0.40)	— (3)
Net realized capital gain	(0.22)		—	—	(0.25)	— (3)
Total dividends and distributions to shareholders	(0.97)		(0.05)	(0.01)	(0.65)	—
Net Asset Value, end of period	$11.38		$11.93	$10.28	$9.80	$11.69
Total investment return/(loss)(4)	3.95%		16.62%	5.04%	(11.26)%	10.34%

Supplemental Data:
Net assets, end of period (000’s omitted)	$49,246		$26,929	$21,217	$15,527	$10,807
Ratios to Average Net Assets:
Ratio of expenses to average net assets with waivers and reimbursements	1.16	%(5)	1.31%	1.47%	1.70%	1.70%
Ratio of expenses to average net assets without waivers and reimbursements	1.16	%(5)	1.31%	1.37%	1.61%	1.75%
Ratio of net investment income/(loss) to average net assets	0.88%		0.52%	0.26%	0.23%	(0.67)%
Portfolio turnover rate(6)	21%		61%	61%	67%	170%

(1)	The selected per share data is calculated based on average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)	Amount represents less than $0.005 per share.
(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)

Beginning on December 31, 2024, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

(6)	Portfolio turnover is calculated for the Fund, as a whole, for the entire period.

38

PRIVACY NOTICE
FACTS	WHAT DO THE SUMMIT GLOBAL INVESTMENTS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Summit Global Investments Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Summit Global Investments Funds share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-251-4847 or go to www.sgiam.com

A-1

What we do
How do the Summit Global Investments Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Summit Global Investments Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Summit Global Investments, LLC, the investment adviser to the SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, SGI U.S. Large Cap Equity VI Portfolio, SGI Peak Fund, SGI Prudent Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Core ETF, SGI Enhanced Global Income ETF, SGI Enhanced Nasdaq-100 ETF, and SGI Enhanced Market Leaders ETF.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, SGI U.S. Large Cap Equity VI Portfolio, SGI Peak Fund, SGI Prudent Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Core ETF, SGI Enhanced Global Income ETF, SGI Enhanced Nasdaq-100 ETF, and SGI Enhanced Market Leaders ETF don’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, SGI U.S. Large Cap Equity VI Portfolio, SGI Peak Fund, SGI Prudent Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Core ETF, SGI Enhanced Global Income ETF, SGI Enhanced Nasdaq-100 ETF, and SGI Enhanced Market Leaders ETF may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

A-2

INVESTMENT ADVISER

Summit Global Investments, LLC
620 South Main Street
Bountiful, Utah 84010

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103

A-3

FOR MORE INFORMATION

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Funds is available free of charge, upon request, including:

Annual/Semi-Annual Reports:

The annual and semi-annual reports provide additional information about the Funds’ investments. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the last fiscal year.

Statement of Additional Information:

The Funds’ SAI, dated December 31, 2025, has been filed with the SEC. The SAI, which includes additional information about the Funds, along with the Funds’ annual and semi-annual reports are available on the Adviser’s website at www.sgiam.com or may be obtained free of charge by calling 855-744-8500. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

Shareholder Account Service Representatives:

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9:00 a.m. to 8:00 p.m. (Eastern time) Monday-Friday. Call: 855-744-8500.

Purchases and Redemptions:

Call your registered representative or 855-744-8500.

Written Correspondence

Post Office Address:	Summit Global Investments Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252
Street Address:	Summit Global Investments Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Avenue, Suite 219252 Kansas City, MO 64105-1307

Securities and Exchange Commission:

You may view and copy information about the Company and the Funds, including the SAI, by visiting the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05518

STATEMENT OF ADDITIONAL INFORMATION

SGI PEAK FUND

(Formerly known as SGI Peak Growth Fund)

Class I Shares (Ticker: SGPKX)

SGI PRUDENT FUND

(Formerly known as SGI Prudent Growth Fund)

Class I Shares (Ticker: SGPGX)

December 31, 2025

Investment Adviser:

SUMMIT GLOBAL INVESTMENTS, LLC (the “Adviser”)

each a series of THE RBB FUND, INC

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to the SGI Peak Fund (the “Peak Fund”) and the SGI Prudent Fund (the “Prudent Fund”) (each a “Fund” and together the “Funds”) of The RBB Fund, Inc. (the “Company”). The Funds are each authorized to issue a single class of shares – Class I Shares (collectively, the “Shares”). This SAI is not a prospectus and should be read only in conjunction with the Funds’ Prospectus dated December 31, 2025 (the “Prospectus”) and the Funds’ Annual Report on Form N-CSR dated August 31, 2025 (the “Annual Report”). The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. Copies of the Prospectus and Annual and Semi-Annual Reports may be obtained free of charge by calling toll-free 855-744-8500.

GENERAL INFORMATION	1
INVESTMENT OBJECTIVES	1
PRINCIPAL INVESTMENT POLICIES AND RISKS	1
NON-PRINCIPAL INVESTMENT POLICIES AND RISKS	13
INVESTMENT LIMITATIONS	21
DISCLOSURE OF PORTFOLIO HOLDINGS	22
PORTFOLIO TURNOVER	23
MANAGEMENT OF THE COMPANY	24
CODE OF ETHICS	35
PROXY VOTING	35
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	35
INVESTMENT ADVISORY AND OTHER SERVICES	36
INVESTMENT ADVISER	36
PORTFOLIO MANAGERS	38
ADMINISTRATION AND ACCOUNTING AGREEMENT	39
CUSTODIAN AGREEMENT	40
TRANSFER AGENCY AGREEMENT	41
DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION	41
FUNDS SERVICES ADMINISTRATIVE FEE	42
PAYMENTS TO FINANCIAL INTERMEDIARIES	42
FUND TRANSACTIONS	43
PURCHASE AND REDEMPTION INFORMATION	46
TELEPHONE TRANSACTION PROCEDURES	46
VALUATION OF SHARES	47
TAXES	48
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	49
MISCELLANEOUS	50
FINANCIAL STATEMENTS	52
APPENDIX A	A-1
APPENDIX B	B-1

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to Shares of the SGI Peak Fund and SGI Prudent Fund, each a diversified portfolio. Summit Global Investments, LLC (“Summit” or the “Adviser”) serves as the investment adviser to the Funds.

INVESTMENT OBJECTIVES

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds. The Funds will implement their respective investment strategies by investing in securities of affiliated and unaffiliated open-end mutual funds, closed-end funds, and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”). Certain of the descriptions of the investments or techniques set forth below reflect that the investments and techniques are occurring indirectly through investments in Underlying Funds.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with each Fund’s objective.

There can be no guarantee that a Fund will achieve its investment objective. A Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Funds’ Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and limitations.

PRINCIPAL INVESTMENT POLICIES AND RISKS

American, European and Global Depositary Receipts. The Underlying Funds in which the Funds invest may hold American Depository Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities including increased market, illiquidity, currency, political, information and other risks, and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. GDRs, EDRs, and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets. See “Foreign Securities” for more information on the risks of investing in foreign securities.

Cyber Security Risk. Each Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Funds, or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest (i.e. Underlying Funds), which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Funds and their service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Funds have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds, the Underlying Funds, or their respective investment advisers.

1

Investing in Emerging Markets. The Funds may invest in Underlying Funds that invest in securities of issuers located in emerging markets. Securities in emerging markets are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging market issuers than is available about issuers in the United States.

Emerging markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to value accurately its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Antiquated legal systems in certain emerging markets may have an adverse impact on the Funds’ investments. For example, while the potential liability of a shareholder in a U.S. corporation for acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging markets. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging markets may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

2

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit an Underlying Fund’s investment in certain emerging countries and may increase the expenses of the Underlying Fund and, consequently, the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of an Underlying Fund. An Underlying Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability than is the case in the United States and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which an Underlying Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may differ unfavorably from the U.S. economy in growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. The Underlying Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Equity Securities. The Underlying Funds in which the Funds invest may hold equity securities, which represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which an Underlying Fund invests will cause the net asset value (“NAV”) of the Underlying Fund to fluctuate. The Underlying Funds purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

3

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by an Underlying Fund is called for redemption or conversion, the Underlying Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

●	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

4

Exchange-Traded Funds (“ETFs”). Each Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq Market System. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index. There can be no assurance, however, that this can be accomplished, as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. Additionally, some ETFs are actively-managed by an investment adviser and/or sub-advisers and do not seek to provide investment results that correspond to an index.

ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. An actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively-managed ETF’s portfolio management practices might not work to achieve the desired result. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAVs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. In addition, the purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the exchange-traded fund. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which was effective on January 19, 2021, will permit the Funds to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022.

Foreign Custody Risk. An Underlying Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Underlying Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on an Underlying Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Securities. An Underlying Fund’s investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which an Underlying Fund may invest. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the securities, or, if the underlying investment company has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

5

Settlement mechanics may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of an underlying investment company is uninvested and no return is earned thereon. The inability of an underlying investment company to make intended security purchases due to settlement problems could cause the underlying investment company to miss attractive investment opportunities.

Each Fund values its securities and other assets in U.S. dollars. As a result, if an Underlying Fund invests in securities denominated in foreign currencies, the NAV of the Underlying Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Underlying Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which an Underlying Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Underlying Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of an Underlying Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, each Underlying Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

If an Underlying Fund invests in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) or foreign branches of foreign banks, these investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. An Underlying Fund may also invest in debt securities issued or guaranteed by foreign governments, including Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

6

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and the EU signed the Trade and Cooperation Agreement (“TCA”) on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. While the long-term effects of Brexit are currently unknown, Brexit has already resulted in volatility in European and global markets. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Funds’ investments. Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Funds’ investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Funds from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Funds’ ability to achieve their investment objectives, prevent the Funds from receiving payments otherwise due, increase diligence and other similar costs to the Funds, render valuation of affected investments challenging, or require the Funds to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Funds’ performance with respect to such investments, and thus the Funds’ performance as a whole.

Investment Company Shares. Each Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

7

Each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, including ETFs and certain closed-end funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, a fund may invest in ETFs beyond the limits contained in the 1940 Act.

Certain investment companies whose securities are purchased by a Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, the Funds expect to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022.

Real Estate Investment Trust Securities. An Underlying Fund may invest in real estate investment trusts (“REITs”). A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund.

8

The REITs in which the Underlying Funds may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which an Underlying Fund invests in addition to the expenses of the Fund. Each Fund is also subject to the risk that the REITs in which an Underlying Fund invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

Risk Considerations of Lower Rated Securities. An Underlying Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents). In the event that the rating on a security held in an Underlying Fund’s portfolio is downgraded by a rating service, such action may be considered by the Underlying Fund’s investment adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

An Underlying Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. Since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a fixed income security owned by an Underlying Fund defaulted, the Underlying Fund could incur additional expenses in attempting to obtain a recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and an Underlying Fund’s NAV to the extent it holds such securities.

9

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, an Underlying Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of an Underlying Fund’s assets, to the extent it holds such fixed income securities. In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Underlying Fund’s investment adviser’s ability to accurately value such securities and on the Underlying Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, an Underlying Fund may need to monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so an Underlying Fund can meet redemption requests.

Risk Considerations of Medium Grade Securities. Debt obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by a Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

SOFR Risk. The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

10

Special Note Regarding Market Events. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of an Underlying Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether an Underlying Fund invests in issuers located in or with significant exposure to such country or region. Recent events are impacting the securities markets.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact a Fund and/or the Adviser’s business. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rate changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in an Underlying Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent an Underlying Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Underlying Fund’s, and the Funds’, exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which an Underlying Fund of a Fund invests, negatively impact the Fund’s and Underlying Funds’ performance, and cause losses on your investment in the Funds.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds, underlying funds, and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds, underlying funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds, underlying funds, and issuers in which they invest.

11

U.S. Government Securities.  An Underlying Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continue support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

●	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

●	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian bank arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

12

●	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

●	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of an Underlying Fund’s shares.

●	Inflation-Protected Securities. An Underlying Fund may invest in inflation-protected securities issued by the U.S. Treasury, known as “TIPs” or “Treasury Inflation-Protected Securities,” which are debt securities whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of the investment. Inflation-protected securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected security will decline and could result in losses for a Fund.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, an Underlying Fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Borrowing.  Each Fund may borrow money from a bank equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the NAV of a Fund’s shares and in the return on a Fund’s portfolio. Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. A Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

13

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Corporate Obligations. An Underlying Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Forward Commitment and When-Issued Transactions. An Underlying Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitments enable an Underlying Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, an Underlying Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, an Underlying Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are generally reflected in the computation of an Underlying Fund’s NAV starting on the date of the agreement to purchase the securities, and the Underlying Fund is subject to the rights and risks of ownership of the securities on that date. An Underlying Fund may not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When an Underlying Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Underlying Fund’s assets. Fluctuations in the market value of the underlying securities may not be reflected in the Underlying Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but an Underlying Fund may agree to a longer settlement period.

An Underlying Fund may dispose of or renegotiate a commitment after it is entered into. An Underlying Fund also may sell securities it has committed to purchase before those securities are delivered to the Underlying Fund on the settlement date. The Underlying Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

Futures and Options on Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An Underlying Fund may reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). Underlying Funds may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

14

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that an investment adviser was required to register as a CPO with respect to an Underlying Fund, the disclosure and operations of the Underlying Fund would need to comply with all applicable CFTC regulations.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally, contracts are closed out prior to the expiration date of the contract.

When an Underlying Fund purchases or sells a futures contract, or sells an option thereon, the Underlying Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its position, an Underlying Fund may segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which an Underlying Fund may undertake and on the potential increase in the speculative character of the Underlying Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of an Underlying Fund arising from such investment activities.

Rule 18f-4 under the 1940 Act provides for the regulation of registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Funds have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

15

There are significant risks associated with an Underlying Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the investment adviser of an Underlying Fund’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Underlying Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce an Underlying Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Illiquid Investments.  Pursuant to Rule 22e-4 (“Rule 22e-4” or the “Liquidity Rule”) under the 1940 Act, each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which a Fund is carrying the investments. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Initial Public Offerings. To the extent consistent with its investment policies and limitations, an Underlying Fund may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When an Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the underlying investment company. As an Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance probably will decline, which could reduce the Underlying Fund’s performance. Because of the price volatility of IPO shares, an Underlying Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of an Underlying Fund’s portfolio and may lead to increased expenses to the Underlying Fund, such as commissions and transaction costs. In addition, an Underlying Fund cannot guarantee continued access to IPOs.

Large Shareholder Purchase and Redemption Risk. Each Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and a Fund have entered into a fee waiver and/or expense reimbursement arrangement.

16

LIBOR Risk. Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

Temporary Investment Positions.  During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in (i) cash; (ii) cash equivalents; (iii) short-term debt securities; and (iv) money market instruments (the types of which are discussed below) that would not ordinarily be consistent with the Fund’s objective. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI. If a Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time. In anticipation of or in response to adverse market, economic, political or other conditions, a Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  An Underlying Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by an Underlying Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. In addition, investments in bank loans may not be deemed to be securities and may not have the protections of the federal securities laws. Bank obligations include the following:

17

●	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

●	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

●	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Options.  Each Fund may purchase and write put and call options on securities and securities indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on securities indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Funds are required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Futures and Options on Futures” above for additional information.

A Fund may trade put and call options on securities and securities indices, as the Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

18

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Repurchase Agreements.  Each Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

19

Restricted Securities.  Each Fund may purchase securities which are not registered under the 1933 Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with each Fund’s respective investment objective, the Funds may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements may be considered borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Rights Offerings and Purchase Warrants.  Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

20

Special Situation Companies. An Underlying Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Underlying Fund’s investment adviser, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. An Underlying Fund may invest in securities (even if not Special Situations) which are appropriate investments for the Underlying Fund. Underlying Funds are not required to invest any minimum percentage of their aggregate portfolio in “Special Situations,” nor are they required to invest any minimum percentage of their aggregate portfolio in securities other than “Special Situations.”

INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations which may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise noted, a Fund’s investment goals and strategies described in the Prospectus may be changed by the Board without the approval of the Fund’s shareholders.

Each Fund may not:

1.	Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

2.	Borrow money in an amount exceeding 33⅓% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

3.	Make loans if, as a result, more than 33⅓% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

21

4.	Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5.	Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

6.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of a Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Funds, a policy relating to the selective disclosure of a Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of a Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose each Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Generally, after the 15th business day of the month following each calendar quarter end, each Fund may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations. In addition, generally after the 15th business day of the month following each calendar quarter end, each Fund may post to its website a list of its top ten holdings or full portfolio holdings at the discretion of the Adviser. The timing, frequency and type (i.e., ratings/rankings/holdings) of disclosure may change at the Adviser’s discretion, as well as whether to post to each Fund’s website.

22

The Company may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the administrator, accounting agent and transfer agent; Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Funds’ proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and (ii) financial consultants to assist them in determining the suitability of the Funds as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of a Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to a Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officers or third party service providers to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of a Fund’s total portfolio market value that was purchased or sold during the period. A Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

Each Fund’s portfolio turnover rates for the fiscal year ended August 31, 2025 and fiscal year ended August 31, 2024 are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

23

	Fiscal Year Ended August 31, 2025	Fiscal Year Ended August 31, 2024
SGI Peak Fund	81%	44%
SGI Prudent Fund	21%	61%

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

24

Directors, Advisory Board, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).

25

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A

26

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2019 Director of Marketing & Business Development of The RBB Fund Inc.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A

27

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

28

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

29

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in all of the portfolios of the Company and The RBB Fund Trust (together, the “Fund Complex”) (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2025, including amounts through the deferred compensation plan:

30

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTORS
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

Directors’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

31

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Fund Complex, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance LLC received $1,060,000 in the aggregate from all series of the Company for its services, and $6,217 from the SGI Peak Fund, and $6,167 from the SGI Prudent Fund. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund Complex in the following amounts:

32

Name of Director/Officer	Aggregate Compensation from the Funds*	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation From Fund Complex Paid to Directors or Officer
Independent Directors:
Gregory P. Chandler, Director	$1,729	N/A	$406,250
Lisa A. Dolly, Director	$1,601	N/A	$363,750
Nicholas A. Giordano, Director	$1,617	N/A	$369,250
Arnold M. Reichman, Director and Chair	$2,111	N/A	$476,750
Robert A. Straniere, Director(1)	$266	N/A	$101,250
Martha A. Tirinnanzi, Director	$1,430	N/A	$336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$2,015	N/A	$466,750
Brian T. Shea, Director	$1,598	N/A	$380,500
Disinterested Advisory Board Member:
Eugene Podsiadlo(2)	$0	N/A	$0
Officers:
Steven Plump, President	$1,288	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$1,656	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$1,318	N/A	$434,750
Thomas Reynolds, Director of Marketing & Business Development	$606	N/A	$200,000

(1)	Mr. Straniere retired as a Director effective January 2025.
(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.
*	Includes all funds managed by the Adviser in the Company.

33

For the fiscal year ended August 31, 2025, each of the following members of the Board and the Treasurer and Secretary and Director of Marketing & Business Development received compensation from each of the Funds in the following amounts:

Name of Director/Officer	SGI Peak Fund	SGI Prudent Fund
Independent Directors:
Gregory P. Chandler, Director	$877	$852
Lisa A. Dolly, Director	$812	$789
Nicholas A. Giordano, Director	$820	$797
Arnold M. Reichman, Director and Chair	$1,071	$1,040
Robert A. Straniere, Director(1)	$136	$130
Martha A. Tirinnanzi, Director	$725	$705
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$1,022	$993
Brian T. Shea, Director	$811	$787
Disinterested Advisory Board Member
Eugene Podsiadlo(2)	$0	$0
Officers:
Steven Plump, President	$651	$637
James G. Shaw, President, Chief Financial Officer, Chief Operating Officer and Secretary	$837	$819
Craig Urciuoli, Director of Marketing & Business Development	$666	$652
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$306	$300

(1)	Mr. Straniere retired as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

34

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Name of Emeritus Director	Aggregate Compensation from the Funds*	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation From Fund Complex Paid to Directors or Officer
Julian A. Brodsky	$571	N/A	$106,250
Robert A. Straniere	$521	N/A	$84,375

*	Includes all funds managed by the Adviser in the Company.

For the fiscal year ended August 31, 2025, Mr. Brodsky received compensation from each of the Funds in the following amounts:

Name of Emeritus Director	Peak Fund	Prudent Fund
Julian A. Brodsky	$290	$281
Robert A. Straniere	$264	$257

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. The Adviser will consider factors affecting the value of a Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser will vote proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Company is required to disclose annually each Fund’s complete proxy voting record on Form N-PX. Each Fund’s proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling 1-855-744-8500 or by writing to the Fund at: Summit Global Investments Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, Missouri 64121-9252. Each Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2025, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Funds as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

35

Class, Shareholder Name and Address	Percentage of Shares Owned as of December 1, 2025
SGI Peak Fund — Class I:
Charles Schwab AB & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	51.92%
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	43.68%
SGI Prudent Fund— Class I:
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	48.40%
Charles Schwab AB & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	46.98%

As of December 1, 2025, the directors and officers as a group owned less than 1% of the shares of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

The Adviser, located at 620 South Main Street, Bountiful, Utah 84010, is a limited liability company registered with the State of Utah in October 2010. The Adviser is 100% privately-owned and is controlled by David Harden.

Advisory Agreement with the Company.  The Adviser renders advisory services to the Funds pursuant to an Investment Advisory Agreement dated between the Company and the Adviser (“Advisory Agreement”). Subject to the supervision of the Board, the Adviser will provide for the overall management of the Funds including (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Funds, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Funds. The Adviser will provide the services rendered by it in accordance with each Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

36

For its services to the Funds, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 0.75% of the average daily net assets attributable to each Fund’s Class I Shares. Effective December 31, 2024, the Adviser has contractually agreed to waive its management fees and reimburse expenses through December 31, 2026, to the extent that each Fund’s total annual operating expenses (excluding fund services administrative fee, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 1.95% of the average daily net assets attributable to the Fund’s respective Class I Shares. If at any time a Fund’s Total Annual Fund Operating Expenses are less than 1.95%, then the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. Each Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by a Fund include, but are not limited to the following (or a Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

37

The advisory fees, including waivers and reimbursements for the fiscal years ended August 31, 2025, 2024, and 2023 are as follows:

	Gross Advisory Fees	Waivers and/or Reimbursements	Recoupments
SGI Peak Fund
For the fiscal year ended August 31, 2025	$289,529	$(30,552)	$0
For the fiscal year ended August 31, 2024	$175,697	$0	$0
For the fiscal year ended August 31, 2023	$110,775	$0	$7,714
SGI Prudent Fund
For the fiscal year ended August 31, 2025	$285,824	$(1,373)	$1,373
For the fiscal year ended August 31, 2024	$179,498	$0	$0
For the fiscal year ended August 31, 2023	$136,764	$0	$17,720

As of August 31, 2025, the Funds had amounts available for recoupment as follows:

	Expiration
Fund	August 31, 2026	August 31, 2027	August 31, 2028
SGI Peak Fund	$0	$0	$30,552
SGI Prudent Fund	$0	$0	$0

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to each Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use each Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Description of Compensation.  As of the date of this SAI, the Adviser compensates the Funds’ portfolio managers for their management of the Funds. The portfolio managers are compensated through equity ownership of the Adviser, adjusted to reflect current market rates, and therefore compensation is in part based on the value of a Fund’s net assets and other client accounts they are managing. The Adviser’s Board of Managers reviews the compensation of each portfolio manager periodically and may make modifications in compensation as it deems necessary to reflect changes in the market.

Other Accounts.  In addition to the Funds, each portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2025.

38

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance (in millions)
David Harden	Other Registered Investment Companies:	9	$1.4 billion	0	$0
	Other Pooled Investment Vehicles:	1	$2 million	1	$2 million
	Other Accounts:	16	$812 million	0	$0

Aash Shah	Other Registered Investment Companies:	9	$1.4 billion	0	$0
	Other Pooled Investment Vehicles:	1	$2 million	1	$2 million
	Other Accounts:	16	$812 million	0	$0

Conflict of Interest. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with his management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Funds managed by each such portfolio manager as of August 31, 2025 using the following ranges: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

Fund/Portfolio Manager	Dollar Value of Securities Beneficially Owned
SGI Peak Fund
David Harden	None
Aash Shah	None
SGI Prudent Fund
David Harden	None
Aash Shah	None

ADMINISTRATION AND ACCOUNTING AGREEMENT

Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as fund administrator to the Funds pursuant to a fund administration servicing agreement and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”). Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds. Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Funds’ registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds.

39

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company.

The administration and accounting fees paid to Fund Services including waivers and reimbursements for the fiscal years ended 2025, 2024, and 2023 are as follows:

	Administration and Accounting Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
SGI Peak Fund
For the fiscal year ended August 31, 2025	$37,909	$0	$0
For the fiscal year ended August 31, 2024	$21,277	$0	$0
For the fiscal year ended August 31, 2023	$18,193	$0	$0
SGI Prudent Fund
For the fiscal year ended August 31, 2025	$26,719	$0	$0
For the fiscal year ended August 31, 2024	$23,135	$0	$0
For the fiscal year ended August 31, 2023	$18,049	$0	$0

CUSTODIAN AGREEMENT

U.S. Bank, N.A., (the “Custodian”), 1555 North RiverCenter Drive, Milwaukee, Wisconsin 53212, is custodian of the Funds’ assets pursuant to a custodian agreement (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of the Funds; (b) holds and transfers portfolio securities on account of the Funds; (c) accepts receipts and makes disbursements of money on behalf of the Funds; (d) collects and receives all income and other payments and distributions on account of the Funds’ portfolio securities; and (e) makes periodic reports to the Board concerning the Funds’ operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Funds harmless from the acts and omissions of any affiliate, sub-custodian or domestic sub-custodian. For its services to the Funds under the Custodian Agreement, the Custodian receives a fee based on the Funds’ average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Funds. The Custodian and Fund Services are affiliates.

40

TRANSFER AGENCY AGREEMENT

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”), under which Fund Services: (a) issues and redeems shares of the Funds; (b) addresses and mails all communications by the Funds to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Funds. Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Funds under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Funds and the Funds’ average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Funds.

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, Fund Services provides services relating to the implementation of the Funds’ Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION

Quasar Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), whose principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the underwriter to the Funds pursuant to the terms of a distribution agreement (the “Distribution Agreement”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Company or the Adviser.

Under the Distribution Agreement with the Funds, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

41

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Company on behalf of the Funds on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Funds or by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

FUND SERVICES ADMINISTRATIVE FEE

Each Fund pays compensation to the Adviser for fund services in accordance with an Administrative Services Agreement between the Company and the Adviser (in such capacity, the “Servicing Agent”). The Servicing Agent receives a monthly fee equal to 0.25% on an annualized basis of the net assets of each Fund (the “Fund Services Administrative Fee”). The Servicing Agent may delegate some or all of its servicing responsibilities to one or more Service Organizations. Over time, the Fund Services Administrative Fee increases the cost of your investment in the Funds’ shares because these fees are paid out of the Funds’ assets on an on-going basis.

For purposes of the Administrative Services Agreement, fund services include, but are not limited to: (i) assisting in the maintenance of the Funds’ records containing information relating to shareholders of the Funds; (ii) providing administrative assistance to shareholders concerning the establishment or maintenance of an account with the Funds; (iii) assisting in processing purchase, exchange and redemption requests from shareholders and facilitating settlement with the Funds for any shareholder transactions submitted; (iv) processing all dividend payments, including capital gain or other payments authorized by the Fund and distributed to and received by the Servicing Agent or the Service Organization; (v) providing sub-transfer agent or sub-accounting services for Fund beneficial owners; (vi) assisting in the communications between shareholders and the Funds; and (vii) supervising other aspects of the Funds’ operations and providing other shareholder or administrative services to the Funds.

A Service Organization receiving compensation from the Fund Services Administrative Fee generally represents in a service agreement with the Servicing Agent that all compensation payable to the Service Organization in connection with the investment of their assets in the Funds will be disclosed by the Service Organization to its customers. The Funds do not monitor the actual services being performed by a Service Organization under the service agreement. The Funds also do not monitor the reasonableness of the total compensation that a Service Organization may receive, including any service fee that the Service Organization may receive from the Funds and any compensation the Service Organization may receive directly from its clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

42

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about a Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

43

In addition, the Adviser may place a combined order for two or more accounts they manage, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account and each Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The following chart shows the Funds paid the following commissions to brokers on account of research services for the fiscal years ended August 31, 2025, 2024 and 2023:

SGI Peak Fund
For the fiscal year ended August 31, 2025	$0
For the fiscal year ended August 31, 2024	$290
For the fiscal year ended August 31, 2023	$0
SGI Prudent Fund
For the fiscal year ended August 31, 2025	$0
For the fiscal year ended August 31, 2024	$775
For the fiscal year ended August 31, 2023	$0

The following chart shows the aggregate brokerage commissions paid by the Funds for the fiscal years ended August 31, 2025, 2024 and 2023:

SGI Peak Fund
For the fiscal year ended August 31, 2025	$33,890(1)
For the fiscal year ended August 31, 2024	$2,862
For the fiscal year ended August 31, 2023	$2,015
SGI Prudent Fund
For the fiscal year ended August 31, 2025	$12,052
For the fiscal year ended August 31, 2024	$5,338
For the fiscal year ended August 31, 2023	$4,785

(1)	Brokerage commissions increased significantly during the fiscal year due to higher trading activity associated with a portfolio rebalance completed in the first calendar quarter of 2025. This rebalance resulted from the Fund’s transition from a core peak growth model to a builder peak growth model, which required additional trades to realign the portfolio.

Each Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. As of August 31, 2025, no Fund held securities of its regular broker-dealers.

44

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

45

PURCHASE AND REDEMPTION INFORMATION

Read the Funds’ Prospectus for information regarding the purchase and redemption of Fund shares. The following information supplements information in the Funds’ Prospectus.

You may purchase shares through an account maintained by your brokerage firm, financial institutions and industry professionals (“Service Organizations”) and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Shares of the Funds are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or the Funds from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

Each Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Purchase Information

If shares of the Funds are held in a “street name” account with an authorized dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the authorized dealer, and not by a Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the authorized dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the authorized dealer.

46

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by electronic funds transfer through the ACH network or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Shares held in IRA accounts may be redeemed by telephone at 1-855-744-8500. Investors will be asked whether or not to withhold taxes from any distribution.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of each Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on a Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee.

47

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

An Underlying Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Underlying Funds and the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, a Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, a Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

48

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

As of August 31, 2025, the Funds did not have any capital loss carry forwards.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although the Funds each expect to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

49

Holders of shares of each class of the Funds will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of their service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Funds will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Counsel

The law firm of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

50

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ financial statements.

51

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2025 are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning the Funds at the telephone number appearing on the front page of this SAI. The financial statements for the fiscal years ended August 31, 2024, 2023, 2022 and 2021 was audited by the Funds’ prior independent registered public accounting firm.

52

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

A-1

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1.	A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A-2

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

A-3

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

A-4

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●        Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●        Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

A-5

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

A-6

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-7

APPENDIX B

Proxy Voting

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Policy

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Procedures:

1.	Upon receipt of proxy voting request, review items to be voted upon and Board recommendations.
2.	Log into the proper online voting site and vote in accordance with Board recommendations unless otherwise notified by the Investment Committee.
3.	Document the company, items voted on, and how SUMMIT GLOBAL INVESTMENTS, LLC voted on the proxy spreadsheet.

Procedures for SUMMIT GLOBAL INVESTMENTS, LLC’s Receipt of Class Actions

The following procedures outline SUMMIT GLOBAL INVESTMENTS, LLC’s receipt of “Class Action” documents from clients and custodians. It is SUMMIT GLOBAL INVESTMENTS, LLC’s position not to file these “Class Action” documents, but if received will follow these guidelines:

1.  If “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Client, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

2.  Similarly, if “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Custodian, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

B-1

Summit Global Investments
Prospectus

SGI U.S. Large Cap Core ETF

(Ticker: NYSE Arca, Inc. – SGLC)

SGI Dynamic Tactical ETF

(Ticker: Nasdaq National Stock Market LLC – DYTA)

December 31, 2025

of The RBB Fund, Inc.

These exchange-traded funds (“ETFs”) are different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. These ETFs will not. This may create additional risks for your investment. For example:

●	You may have to pay more money to trade an ETF’s shares. These ETFs will provide less information to traders, who tend to charge more for trades when they have less information.
●

The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for these ETFs compared to other ETFs because these ETFs provides less information to traders.

●	These additional risks may be even greater in bad or uncertain market conditions.
●

The SGI U.S. Large Cap Core ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.

●

The SGI Dynamic Tactical ETF will publish on its website each day a “Portfolio Reference Basket” designed to help trading in shares of the ETF. While the Portfolio Reference Basket includes all the names of the ETF’s holdings, it is not the ETF’s actual portfolio.

The differences between these ETFs and other ETFs may also have advantages. By keeping certain information about an ETF portfolio secret, these ETFs may face less risk that other traders can predict or copy its investment strategy. This may improve the ETFs’ performance. If other traders are able to copy or predict an ETF’s investment strategy, however, this may hurt the ETF’s performance.

For additional information regarding the unique attributes and risks of these ETFs, see “Principal Investment Risks-Semi-Transparent Structure Risk” in the Summary Sections and “Additional Information about the Funds-Semi-Transparent Structure Risk” below.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SGI U.S. Large Cap Core ETF	1
SGI Dynamic Tactical ETF	8
Additional Information about the Funds	17
Management of the Funds	26
How to Buy and Sell Shares	28
Dividends, Distributions, and Taxes	30
Distribution	34
Additional Considerations	35
Financial Highlights	38

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the SGI U.S. Large Cap Core ETF or the SGI Dynamic Tactical ETF (each a “Fund” and together, the “Funds”) or The RBB Fund, Inc. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

SGI U.S. Large Cap Core ETF

SUMMARY SECTION

Investment Objective

The SGI U.S. Large Cap Core ETF (for this section only, the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 145% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) and seeks to achieve its objective by investing under normal circumstances at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in securities of large-capitalization companies, which the Fund considers to be those companies listed within the Russell 1000® Index or S&P 500® Index (the “Indexes”). The Fund’s investments will generally consist primarily of common stocks, but may also include preferred stocks, warrants to acquire common stock, and securities convertible into common stock. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. The Fund may also invest in other registered investment companies, including ETFs.

Summit Global Investments, LLC (the “Adviser”) attempts to achieve the Fund’s objective by investing in stocks that have strengthening business metrics (i.e., earnings, debt, return on assets, competition, customers, industry, etc.) and favorable quantitative factors such as earnings variability, leverage, volatility, price/book, price/cash flow, etc. In addition,

1

the Adviser reviews the idiosyncratic risks associated with each stock. The Fund may sell a stock if these risks are deemed elevated with increased downside risks due to social, environmental, legal, governance risks, and/or if the risk/return characteristics decline due to increasing risk and/or decreasing return potential. Further, the Fund may also decrease weight in an investment for risk control purposes.

Further, the Adviser may not sell from the portfolio a holding that the Adviser believes is likely to appreciate more than an Index solely because the market capitalizations of such holdings cause the portfolio to hold less than 80% of its net assets within these Indexes. As such, the Fund may, from time to time, hold less than 80% of its net assets within these Indexes.

In seeking to achieve its principal investment strategies, the Fund may engage in trading of portfolio securities that may result in a high portfolio turnover rate. The Fund may also seek to increase its income by lending portfolio securities.

The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Semi-Transparent Actively-Managed ETF with Proxy Portfolio Structure. The Fund is an actively-managed, semi-transparent ETF. Unlike traditional ETFs, which generally publish their portfolio holdings on a daily basis, the Fund discloses a portfolio transparency substitute—the “Proxy Portfolio”—and certain related information about the relative performance of the Proxy Portfolio and the Fund’s actual portfolio (“Actual Portfolio”) holdings (the “Proxy Portfolio Disclosures”). While the Proxy Portfolio includes some of the Fund’s holdings, it is not the Fund’s Actual Portfolio, and the Fund will not disclose the daily holdings of the Actual Portfolio. The Proxy Portfolio Disclosures are intended to help keep the market price of the Fund’s Shares trading at or close to the underlying net asset value (“NAV”) per Share of the Fund. Although the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Fund’s exemptive relief limits the types of securities in which the Fund can invest, which may constrain the Fund’s ability to implement its investment strategies.

Principal Investment Risks

Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

2

●

Dividend-Paying Securities Risk. The Fund may invest in dividend-paying securities and may be subject to the risk that the company issuing such securities may fail and have to decrease or eliminate its dividend. In such an event, the Fund, may not only lose the dividend payout but the stock price of the company may fall.

●

Equity Risk. The Fund’s investments in common stock are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “ Limitations of Intraday Indicative Value (IIV) Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

o

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as authorized participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares. Further, the Fund is utilizing a novel and unique structure, which may affect the number of entities willing to act as APs, market makers and/or liquidity providers.

o

Cash Transactions Risk. Unlike traditional ETFs, the securities in the Fund’s basket of securities exchanged for a Creation Unit will not correspond pro rata to the positions in the Fund’s portfolio, and the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

o

Limitations of Intraday Indicative Value (IIV) Risk. The Exchange or a market data vendor intends to disseminate the approximate per share value of the Fund’s Proxy Portfolio every 15 seconds (the ‘’intraday indicative value’’ or ‘’IIV’’). The IIV should not be viewed as a ‘’real-time’’ update of the NAV per share of the Fund because (i) the IIV is not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account Fund expenses, and (iv) the IIV is based on the Proxy Portfolio and not on the Fund’s Actual Portfolio. The Fund, the Adviser and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the Fund’s IIV, and the Fund, the Adviser and their affiliates do not make any warranty as to the accuracy of these calculations.

3

o

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities and/or the financial instruments composing the Proxy Portfolio and/or Actual Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

o

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although the Proxy Portfolio structure is intended to provide market participants with enough information to allow for an effective arbitrage mechanism that will help to keep the market price of the Fund’s Shares at or close to the Fund’s NAV, there is a risk that market prices for Fund Shares will vary significantly from the Fund’s NAV. This risk is heightened in times of market volatility or periods of steep market declines. This risk may be greater for the Fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis because the publication of the Proxy Portfolio does not provide the same level of transparency as the daily publication of the actual portfolio by a traditional ETF. This could cause the Fund’s Shares to have wider bid/ask spreads and larger premiums/discounts than traditional ETFs using the same or similar investment strategies.

●

High Portfolio Turnover Risk. Portfolio turnover risk is the risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions and cause higher levels of current tax liability to shareholders of the Fund. A portfolio turnover rate of 100% is considered to be high. The Adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

●

Investment Companies and ETFs Risk. The Fund’s investment performance may be affected by the investment performance of the underlying funds in which the Fund may invest. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

●

Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

●

Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

●

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Although the Fund will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.

4

●

Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

●

Over-the-Counter Risk. Securities traded on over-the-counter (“OTC”) markets are not listed and traded on an organized exchange such as the New York Stock Exchange (“NYSE”). Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Fund invests may not be as great as that of exchange-listed stocks and, if the Fund were to dispose of such stocks, the Fund may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time. In addition, penny stocks and pink sheet stocks can be classified as OTC stocks.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Semi-Transparent Structure Risk. The goal of the Proxy Portfolio is, during all market conditions, to track closely the daily performance of the Actual Portfolio and minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day.

●

The Proxy Portfolio methodology is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Proxy Portfolio as an arbitrage mechanism is contingent upon, among other things, the Fund’s factor model analysis creating a Proxy Portfolio that performs in a manner substantially identical to the performance of the Fund’s Actual Portfolio. While the Proxy Portfolio may include some of the Fund’s holdings, it is not the Fund’s Actual Portfolio. ETFs trading on the basis of a published Proxy Portfolio may exhibit wider premiums and discounts, bid/ ask spreads, and tracking error than other ETFs using the same investment strategies that publish their portfolios on a daily basis, especially during periods of market disruption or volatility. Therefore, shares of the Fund may cost investors more to trade than shares of a traditional ETF.

●

Each day the Fund calculates the overlap between the holdings of the prior business day’s Proxy Portfolio compared to the Actual Portfolio (i.e., proxy overlap) and the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio (i.e., tracking error). If the tracking error becomes large, there is a risk that the performance of the Proxy Portfolio may deviate from the performance of the Actual Portfolio.

●

The Fund’s Board monitors its tracking error and bid/spread. If deviations become too large, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information for further discussion of the Board’s monitoring responsibilities.

●

Although the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders.

5

Performance

The bar chart and performance table illustrate the risks and volatility of an investment in the Fund. The bar chart shows the performance of the Fund for one year. The table illustrates how the Fund’s average annual total returns for one-year and since-inception periods compare with those of a broad measure of market performance and the Fund’s Index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.sgiam.com.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Best Quarter: 12.57% in the quarter ended March 31, 2024
Worst Quarter: 0.21% in the quarter ended December 31, 2024

The year-to-date total return for the three months ended September 30, 2025 was 12.29%.

Average Annual Total Returns
(For the periods ended December 31, 2024)

	1 Year	Since Inception, (March 30, 2023)
Return Before Taxes	19.87%	23.29%
Return After Taxes on Distributions	16.25%	20.78%
Return After Taxes on Distributions and Sale of Fund Shares	12.06%	17.09%
S&P 500® Total Return Index (reflects reinvestment of dividends and no deductions for fees, expenses or taxes)	25.02%	25.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Summit Global Investments, LLC serves as the investment adviser.

Investment Sub-Adviser

SG Trading Solutions, LLC serves as the investment sub-adviser.

6

Portfolio Managers

Name	Title with Adviser	Tenure with the Fund
David Harden	President and Portfolio Manager	Since Inception in March 2023
Aash Shah	Portfolio Manager	Since Inception in March 2023

Purchase and Sale of Fund Shares

Shares are listed on a national securities exchange, the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The median bid-ask spread for the Fund’s most recent fiscal year cannot be provided because the Fund did not have a trading history to report trading information and related costs prior to the date of this Prospectus. Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is provided at www.sgiam.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

7

SGI Dynamic Tactical ETF

SUMMARY SECTION

Investment Objective

The SGI Dynamic Tactical ETF (for this section only, the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.95%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.37%
Total Annual Fund Operating Expenses	1.32%

(1)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$134	$418	$723	$1,590

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) and invests in securities of affiliated and unaffiliated ETFs and open-end mutual funds (collectively, “Underlying Funds”). The Fund utilizes both fundamental analysis and proprietary quantitative frameworks that help inform the investment decision-making process regarding strategic investment opportunities.

8

The Fund may allocate among major equity asset classes and sectors, within the Underlying Funds, of the U.S., foreign and emerging markets equity of any capitalization. It may further allocate, including by not limited to: domestic investment-grade bonds, domestic high yield bonds (also known as “junk bonds”), foreign investment-grade, commodities, precious metals and money market funds during periods of weakness in equity markets.

It will generally have some level of investment in equity assets classes but there is no stated limit on the percentage of assets the fund can invest in a particular Underlying Fund or the percentage of assets the fund will allocate to any one asset class, and at times the fund may focus on a small number of Underlying Funds or asset classes and may be non-diversified across asset classes and/or Underlying Funds.

Under normal circumstances, the Fund will seek to fully participate in the positive upside of equity markets. The Fund will seek to reduce risk when fundamental and quantitative frameworks identify weakness within various asset classes and/or sectors and will tactically alternate various Underlying Funds.

Summit Global Investments, LLC (the “Adviser”) may make tactical exposure changes for various other reason. For example, the Adviser may attempt to lower the Fund’s market risk by investing in the Underlying Funds that seek to lower the overall volatility of the Fund’s portfolio as compared to the S&P 500® Index. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. In addition, the Adviser reviews the idiosyncratic risks associated with each of the Underlying Funds and if these risks are deemed elevated with increased downside risks the Adviser may make changes to the Underlying Funds.

The Adviser selects the Underlying Funds for the Fund that it anticipates will produce a portfolio with less volatility with more capital protection and consistent returns. While the Adviser attempts to manage the Fund’s various risks, such as volatility and downside risks, there is no guarantee that the strategy will be successful or that the Fund’s portfolio will not experience periods of volatility and loss.

The Adviser may evaluate how corporate management executes the objective of the Underlying Fund through examination of the Underlying Fund’s proxy voting records, prospectus and other reports. The methods that the Underlying Funds use may vary.

The Fund may focus its investments in a particular industry or sector for the purpose of capitalizing due to significant changes in market conditions or geopolitical conditions.

The Fund may sell one or more of the Underlying Funds if the Adviser identifies fundamental, legal or other risks and/or if the risk/return ranking declines due to increasing risk and/or decreasing return potential. The Fund may also decrease weight in an investment for risk control purposes. Additionally, the Fund may seek to increase its income by lending portfolio securities.

The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Semi-Transparent Actively-Managed ETF with Portfolio Reference Basket Structure. The Fund is an actively-managed, semi-transparent ETF. Unlike traditional ETFs, which generally publish their portfolio holdings on a daily basis, the Fund discloses a portfolio transparency substitute—the “Portfolio Reference Basket”—and certain related information about the Portfolio Reference Basket relative to the Fund’s actual portfolio (“Actual Portfolio”) holdings (the “Portfolio Reference Basket Disclosures”), which are intended to help keep the market price of the Fund’s Shares trading at or close to the underlying net asset value (“NAV”) per Share of the Fund. While the Portfolio Reference Basket includes all of the Fund’s holdings, it is not the Fund’s Actual Portfolio because the holdings will be weighted differently, subject to a minimum weightings overlap of 90% with the Fund’s Actual Portfolio at the beginning of each trading day. The Fund also discloses the maximum deviation between the weightings of the specific securities in the Portfolio Reference Basket and the weightings of those specific securities in the Actual Portfolio, as well as between the weighting of the respective cash positions (the “Guardrail Amount”). The Guardrail Amount is intended to ensure that no individual security in the Portfolio Reference Basket will be overweighted or underweighted by more than the publicly disclosed percentage when compared to the actual weighting of each security within the Actual Portfolio as of the beginning of each trading day. The Fund is actively-managed and does not seek to track an index.

9

Principal Investment Risks

Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Currency Risk. Underlying Funds that invest in foreign securities are subject to currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and that may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Underlying Funds, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, the Underlying Funds, and the Underlying Fund’s third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund, the Underlying Funds, or their respective investment advisers. Successful cyber-attacks or other cyber-failures or events affecting the Fund, the Underlying Funds, or third-party service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund or Underlying Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Dividend-Paying Securities Risk. Underlying Funds that invest in dividend-paying securities may be subject to the risk that the company issuing such securities may fail and have to decrease or eliminate its dividend. In such an event, an Underlying Fund, and in turn the Fund, may not only lose the dividend payout but the stock price of the company may fall.

●

Emerging Markets Risk. The Fund may invest in companies organized in emerging market countries. Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

10

●

Equity Risk. The Underlying Funds’ investments in common stock are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “Limitations of Intraday Indicative Value (IIV) Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

o

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as authorized participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares. Further, the Fund is utilizing a novel and unique structure, which may affect the number of entities willing to act as APs, market makers and/or liquidity providers.

o

Cash Transactions Risk. Unlike traditional ETFs, the securities in the Fund’s basket of securities exchanged for a Creation Unit will not correspond pro rata to the positions in the Fund’s portfolio, and the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

o

Limitations of Intraday Indicative Value (IIV) Risk. The Exchange or a market data vendor intends to disseminate the approximate per share value of the Fund’s Portfolio Reference Basket every 15 seconds (the “intraday indicative value” or “IIV”). The IIV should not be viewed as a “real-time” update of the NAV per share of the Fund because (i) the IIV is not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account Fund expenses, and (iv) the IIV is based on the Portfolio Reference Basket and not on the Fund’s Actual Portfolio. The Fund, the Adviser , Sub-Adviser and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the Fund’s IIV, and the Fund, the Adviser, Sub-Adviser and their affiliates do not make any warranty as to the accuracy of these calculations.

o

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may

11

include: (a) the extent to which trading is not occurring in the securities and/or the financial instruments composing the Portfolio Reference Basket and/or Actual Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

o

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although the Portfolio Reference Basket structure is intended to provide market participants with enough information to allow for an effective arbitrage mechanism that will help to keep the market price of the Fund’s Shares at or close to the Fund’s NAV, there is a risk that market prices for Fund Shares will vary significantly from the Fund’s NAV. This risk is heightened in times of market volatility or periods of steep market declines. This risk may be greater for the Fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis because the publication of the Portfolio Reference Basket does not provide the same level of transparency as the daily publication of the actual portfolio by a traditional ETF. This could cause the Fund’s Shares to have wider bid/ask spreads and larger premiums/discounts than traditional ETFs using the same or similar investment strategies.

●

Fixed Income Securities Risk. To the extent the Fund invests in Underlying Funds that invest in fixed income securities, the Fund will be subject to fixed income securities risks. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. An Underlying Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor, or counterparty.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest in Underlying Funds that invest their assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

Interest Rate Risk. The value of the Fund or an Underlying Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of an Underlying Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities. Changing interest rates may have unpredictable effects on the markets and an Underlying Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by an Underlying Fund.

Prepayment Risk. The Fund may invest in Underlying Funds that invest in securities that are subject to fluctuations in yield, due to prepayment rates that may be faster or slower than expected.

Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

●

Foreign Custody Risk. An Underlying Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Underlying Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Underlying Fund’s ability to recover its assets if

12

a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

●

Foreign Securities Risk. Underlying Funds that invest in foreign securities may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections and differences in taxation, auditing and other financial practices. Investments in emerging market securities by Underlying Funds are subject to higher risks than those in developed countries because there is greater uncertainty in less established markets and economies.

●

Growth Risk. If an Underlying Fund adviser’s perceptions of a company’s growth potential are wrong, the securities purchased by that Underlying Fund may not perform as expected, thereby reducing the Underlying Fund’s and the Fund’s return.

●

High Portfolio Turnover Risk. Portfolio turnover risk is the risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions and cause higher levels of current tax liability to shareholders of the Fund. A portfolio turnover rate of 100% is considered to be high. The Adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

●

High-Yield Securities (“Junk Bond”) Risk. To the extent that a Fund invests in Underlying Funds that invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Underlying Fund may lose its entire investment, which will affect the Underlying Fund’s and the Fund’s return.

●

Index Management Risk. To the extent the Fund invests in an Underlying Fund that is intended to track a target index, it is subject to the risk that the Underlying Fund may track its target index less closely. For example, an adviser to the Underlying Fund may select securities that are not fully representative of the index, and the Underlying Fund’s transaction expenses, and the size and timing of its cash flows, may result in the Underlying Fund’s performance being different than that of its index. Additionally, the Underlying Fund will generally reflect the performance of its target index even when the index does not perform well.

●

Industry or Sector Focus Risk. To the extent the Fund invests in Underlying Funds that focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

●

Large-Capitalization Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing an Underlying Fund and the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

●

Low Volatility Risk. Underlying Funds with investments in low volatility companies are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility Underlying Funds may not produce investment exposure that has lower variability to changes in market levels. Investing in low volatility Underlying Funds may limit the Fund’s gains in rising markets.

●

Management Risk. The Fund is subject to the risk of poor selection in Underlying Funds. The Underlying Funds may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

13

●

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Although the Fund will invest in Underlying Funds that the Adviser believes will produce less volatility, there is no guarantee that the Underlying Funds will perform as expected. The prices of securities held by the Underlying Funds may decline in response to conditions affecting the general economy, overall market changes, local, regional or global political, social or economic instability, and currency, interest rate and commodity price fluctuations.

●

Mid-Capitalization Companies Risk. The stocks of mid-capitalization companies that the Underlying Funds may invest in may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

●

Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Small-Capitalization Companies Risk. Small-cap companies that the Underlying Funds may invest in may be more volatile than, and not as readily marketable as, those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Additionally, the trading volume of small-cap company securities may make them more difficult to sell than those of larger companies. Moreover, the lack of an efficient market for the securities may make them difficult to value.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These regulatory changes may adversely impact the Fund’s investment strategies and operations.

Performance

The bar chart and performance table illustrate the risks and volatility of an investment in the Fund. The bar chart shows the performance of the Fund for one year. The table illustrates how the Fund’s average annual total returns for one-year and since-inception periods compare with those of a broad measure of market performance and the Fund’s Index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.sgiam.com.

14

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Best Quarter: 7.65% in the quarter ended March 31, 2024
Worst Quarter: -0.96% in the quarter ended December 31, 2024

The year-to-date total return for the three months ended September 30, 2025 was 4.92%.

Average Annual Total Returns
(For the periods ended December 31, 2024)

	1 Year	Since Inception (March 29, 2023)
Return Before Taxes	13.27%	12.85%
Return After Taxes on Distributions	9.51%	10.51%
Return After Taxes on Distributions and Sale of Fund Shares	8.61%	9.18%
S&P 500® Total Return Index (reflects reinvestment of dividends and no deductions for fees, expenses or taxes)	25.02%	25.86%
75% S&P 500 TR/25% Bloomberg Aggregate Bond (reflects reinvestment of dividends and no deductions for fees, expenses or taxes)	18.71%	19.69%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Summit Global Investments, LLC serves as the investment adviser.

Investment Sub-Adviser

SG Trading Solutions, LLC serves as the investment sub-adviser.

Portfolio Managers

Name	Title with Adviser	Tenure with the Fund
David Harden	President and Portfolio Manager	Since Inception in March 2023
Aash Shah	Portfolio Manager	Since Inception in March 2023

15

Purchase and Sale of Fund Shares

Shares are listed on a national securities exchange, the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The median bid-ask spread for the Fund’s most recent fiscal year cannot be provided because the Fund did not have a trading history to report trading information and related costs prior to the date of this Prospectus. Recent information,including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is provided at www.sgiam.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

16

Additional Information about the Funds

Investment Objective

Each Fund’s investment objective may be changed by the Board of Directors (the “Board”) of the Company without shareholder approval. Shareholders will, however, receive 60 days’ prior written notice of any changes. Any such changes may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

Additional Principal Strategy Information

SGI U.S. Large Cap Core ETF. Unlike traditional ETFs, this Fund does not disclose its portfolio holdings (Actual Portfolio) daily. The Fund instead posts a “Proxy Portfolio” on its website each day, including the following information for each portfolio holding in the Proxy Portfolio: (1) ticker symbol; (2) CUSIP or other identifier; (3) description of holding; (4) quantity of each security or other asset held; and (5) percentage weight of the holding in the Proxy Portfolio. The Fund’s Board monitors its Tracking Error and bid/spread. If deviations become too large, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information (“SAI”) for further discussion of the Board’s monitoring responsibilities.

The Proxy Portfolio is designed to recreate the daily performance of the Actual Portfolio. This is achieved by performing a “Factor Model” analysis of the Actual Portfolio. The Factor Model is comprised of three sets of factors or analytical metrics: market-based factors, fundamental factors, and industry/sector factors. The Fund uses a “Model Universe” to generate its Proxy Portfolio. The Model Universe is comprised of securities that the Fund can purchase and will be a financial index or stated portfolio of securities from which Fund investments will be selected. The results of the Factor Model analysis are then applied to the Model Universe. The daily rebalanced Proxy Portfolio is then generated as a result of this Model Universe analysis with the Proxy Portfolio being a small subset of the Model Universe. The Factor Model is applied to both the Actual Portfolio and the Model Universe to construct the Fund’s Proxy Portfolio that performs in a manner substantially identical to the performance of its Actual Portfolio. The Proxy Portfolio will only include investments the Fund is permitted to hold. The Fund’s SAI contains more information on the Proxy Portfolio and its construction.

SGI Dynamic Tactical ETF. Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, this Fund discloses the identities of all portfolio holdings daily, but not the exact quantities or weightings. Instead, the Fund discloses a Portfolio Reference Basket generated each day by a proprietary algorithmic process that is designed to closely track the daily performance of the Fund’s Actual Portfolio on any given trading day. A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

Given that this structure is unlike fully-transparent active ETFs, the Adviser will monitor on an on-going basis how Shares trade, with specific consideration to the level of any market price premium or discount to NAV and the bid/ask spreads on market transactions. For at least the first three years after launch of the Fund, the Adviser will promptly call a meeting of the Board (and will present to the Board for its consideration, recommendations for appropriate remedial measures), and the Board will promptly meet, if the tracking error (relative to the Actual Portfolio) exceeds 1%, or if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the closing price or the Bid/Ask Price, on one hand, and NAV, on the other, exceeds 2.00% or the bid/ask spread exceeds 2.00%. In such a circumstance, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, action would be appropriate to among other things, narrow the premium/discount or spread, or tracking error, as applicable. The Board will then decide whether to take any such action. Potential actions may include, but are not limited to, changing lead market makers, listing the Fund on a different exchange, changing the size of Creation Units, changing the Fund’s investment objective or strategy, and liquidating the Fund.

Additional Information About Each Fund’s Principal Investments and Risks

Affiliated Fund Risk. (Only a principal risk of the SGI Dynamic Tactical ETF) The Adviser may have a conflict of interest with respect to Fund investments in Underlying Funds, particularly when an Underlying Fund has low assets. The Adviser also has an economic conflict of interest in determining the allocation of the Fund’s assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

17

Convertible Securities. Convertible securities have characteristics of both equity and fixed income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, the credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed income securities will decline in value.

Currency Risk. An Underlying Fund’s investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and that may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Funds and the Underlying Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Funds’ or an Underlying Fund’s adviser and other service providers (including, but not limited to, the Funds’ or an Underlying Fund’s accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Underlying Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ or an Underlying Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and the Underlying Funds, and issuers in which the Underlying Funds invest. A Fund and its shareholders could be negatively impacted as a result.

Dividend-Paying Securities Risk. A Fund or an Underlying Fund that invests in a company issuing dividend-paying securities may fail and have to decrease or eliminate the company’s dividend. In such an event, a Fund or an Underlying Fund, may not only lose the dividend payout but the stock price of the company may fall.

Emerging Markets Risk. (Only a principal risk of the SGI Dynamic Tactical ETF) The Fund may invest in companies organized in emerging market countries. Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Equity Risk. A Fund or an Underlying Fund that invests in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Historically, the equity markets have moved in cycles, and the value of a Fund’s or an Underlying Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. An

18

investment in the Funds may be more suitable for long-term investors who can bear the risk of these fluctuations. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

ETF Risk. Each Fund is an ETF, and, as a result of an ETF’s structure, each Fund is exposed to the following risks:

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Each Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.

Predatory Trading Practices Risk. Although each Fund seeks to benefit from keeping its portfolio holdings information secret, market participants may attempt to use the Portfolio Reference Basket or Proxy Portfolio and related Portfolio Reference Basket Disclosures or Proxy Portfolio Disclosures to identify a Fund’s holdings and trading strategy. If successful, this could result in such market participants engaging in predatory trading practices that could harm a Fund and its shareholders. The Portfolio Reference Basket and Proxy Portfolio and related Portfolio Reference Basket Disclosures and Proxy Portfolio Disclosures have been designed to minimize the risk that market participants could “reverse engineer” a Fund’s portfolio and investment strategy, but they may not be successful in this regard.

Secondary Market Trading Risk. Although the U.S. Large Cap Core ETF’s Shares are listed on the NYSE Arca, Inc. and the SGI Dynamic Tactical ETF’s Shares are listed for trading on the Nasdaq National Stock Market LLC (together, the “Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. These may include: (a) the extent to which trading is not occurring in the securities and/or the financial instruments composing the Portfolio Reference Basket, Proxy Portfolio and/or Actual Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. If the Exchange becomes aware that the NAV, Portfolio Reference Basket/Proxy Portfolio, or Actual Portfolio is not disseminated to all market participants at the same time, the Exchange shall halt trading in such series until such time as the NAV, Portfolio Reference Basket/Proxy Portfolio, or Actual Portfolio is available to all market participants at the same time. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of a Fund. Trading halts may have more effect on a Fund because of its semi-transparent structure. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of a Fund’s Shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be significantly less liquid than the Fund’s Shares.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of each Fund may be bought and sold in the secondary market at market prices. Although the semi-transparent structure of each Fund is intended to provide market participants with enough information to allow for an effective arbitrage mechanism that will help to keep the market price of the Fund’s Shares at or close to the Fund’s NAV, there is a risk that market prices for Fund Shares will vary significantly from the Fund’s NAV. This risk is heightened in times of market disruption or volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are

19

most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. This risk may be greater for the Funds than for traditional ETFs that disclose their full portfolio holdings on a daily basis because the publication of the Portfolio Reference Basket/Proxy Portfolio does not provide the same level of transparency as the daily publication of the actual portfolio by a traditional ETF. This could cause a Fund’s Shares to have wider bid/ask spreads and larger premiums/discounts than traditional ETFs using the same or similar investment strategies. Therefore, a Fund’s Shares may cost investors more to trade than traditional ETF shares, especially during periods of market disruption or volatility.

Fixed Income Securities Risk. (Only a principal risk of the SGI Dynamic Tactical ETF) To the extent the SGI Dynamic Tactical ETF invests in Underlying Funds that invest in fixed income securities, the Fund will be subject to fixed income securities risk. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. An Underlying Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor, or counterparty.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Income Risk. The SGI Dynamic Tactical ETFs income could decline due to falling market interest rates. In a falling interest rate environment, the SGI Dynamic Tactical ETF may be required to invest in Underlying Funds that invest their assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the SGI Dynamic Tactical ETF for any particular period.

Interest Rate Risk. The value of the SGI Dynamic Tactical ETF or an Underlying Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of an Underlying Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities. Changing interest rates may have unpredictable effects on the markets and an Underlying Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by an Underlying Fund.

Prepayment Risk. The SGI Dynamic Tactical ETF may invest in Underlying Funds that invest in securities that are subject to fluctuations in yield, due to prepayment rates that may be faster or slower than expected.

Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Foreign Custody Risk. (Only a principal risk of the SGI Dynamic Tactical ETF) The Underlying Funds may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Underlying Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Underlying Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Securities Risk. (Only a principal risk of the SGI Dynamic Tactical ETF) Foreign securities are subject to special risks, including risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less economic, political and social stability; and differences in taxation, auditing and other financial practices. The Underlying

20

Funds may invest in securities of foreign issuers that are traded or denominated in U.S. dollars primarily through depositary receipts. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in emerging markets securities by the Underlying Funds are subject to higher risks than those in developed countries because there is greater uncertainty in less established markets and economies. In addition, foreign securities in which the Underlying Funds invest may be traded in markets that close before the time that the Underlying Funds calculate their NAV. Furthermore, certain foreign securities in which the Underlying Funds invest may be listed on foreign exchanges that trade on weekends or other days when the Underlying Funds do not calculate their NAV. As a result, the value of the Funds or Underlying Funds’, and thus the SGI Dynamic Tactical ETF’s, holdings may change on days when shareholders are not able to purchase or redeem the SGI Dynamic Tactical ETF’s shares.

Growth Risk. (Only a principal risk of the SGI Dynamic Tactical ETF) If an Underlying Fund adviser’s perceptions of a company’s growth potential are wrong, the securities purchased by that Underlying Fund may not perform as expected, thereby reducing the Underlying Fund’s and the SGI Dynamic Tactical ETF’s return.

High-Yield Securities (“Junk Bond”) Risk. (Only a principal risk of the SGI Dynamic Tactical ETF) Underlying Funds that invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Underlying Fund may lose its entire investment, which will affect the Underlying Fund’s and the SGI Dynamic Tactical ETF’s return.

Index Management Risk. (Only a principal risk of the SGI Dynamic Tactical ETF) To the extent the SGI Dynamic Tactical ETF invests in an Underlying Fund that is intended to track a target index, it is subject to the risk that the Underlying Fund may track its target index less closely. For example, an adviser to the Underlying Fund may select securities that are not fully representative of the index, and the Underlying Fund’s transaction expenses, and the size and timing of its cash flows, may result in the Underlying Fund’s performance being different than that of its index. Additionally, the Underlying Fund will generally reflect the performance of its target index even when the index does not perform well.

Industry or Sector Focus Risk. (Only a principal risk of the SGI Dynamic Tactical ETF) Companies and Underlying Funds in which the SGI Dynamic Tactical ETF invests may focus their investments in a particular industry or sector, and accordingly the SGI Dynamic Tactical ETF’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities. An Underlying Fund may invest in a specific industry or sector in order to capitalize on performance momentum or reduce downside exposure due to significant changes in market conditions, economic conditions, or geopolitical conditions.

Large-Capitalization Companies Risk. Large capitalization companies as a group could fall out of favor with the market, causing a Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

Low Volatility Risk. Investments in low volatility companies are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility companies and/or Underlying Funds may not produce investment exposure that has lower variability to changes in market levels. Investing in low volatility companies and/or Underlying Funds may limit a Fund’s gains in rising markets.

Management Risk. Each Fund is subject to the risk of poor selection of portfolio securities. The companies or Underlying Funds in which a Fund invests may not perform as well as expected, and/or a Fund’s portfolio management practices may not work to achieve their desired result. If the Adviser’s perception of a Fund’s portfolio securities’ value is not realized in the expected time frame, a Fund’s overall performance may suffer.

21

Market Risk. The NAV of a Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Funds will invest in companies or Underlying Funds that the Adviser believes will produce less volatility, there is no guarantee that the companies or Underlying Funds will perform as expected. The prices of securities held by the Funds may decline in response to conditions affecting the general economy, overall market changes, local, regional or global political, social or economic instability, and currency, interest rate and commodity price fluctuations.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

OTC Risk. (Only a principal risk of the SGI U.S. Large Cap Core ETF) Securities traded on OTC markets are not listed and traded on an organized exchange such as the NYSE. Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Fund invests may not be as great as that of exchange-listed stocks and, if the Fund were to dispose of such stocks, the Fund may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time. In addition, penny stocks and pink sheet stocks can be classified as OTC stocks. The Fund may hold these stocks, which have considerable risks. First, it may be difficult to obtain financial data on such stocks. This makes fundamental analysis very difficult. Second, these classes of stocks are notoriously difficult to sell, meaning there will be some liquidity risk associated with holding them. OTC investments are generally limited to equities with sufficient liquidity.

22

Securities Lending. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio security loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Semi-Transparent Structure Risk.

SGI U.S. Large Cap Core ETF. The goal of the Proxy Portfolio is, during all market conditions, to track closely the daily performance of the Actual Portfolio and minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day.

●

The Proxy Portfolio methodology is relatively new and may operate differently than the arbitrage mechanisms used by fully transparent ETFs. The effectiveness of the Proxy Portfolio as an arbitrage mechanism is contingent upon, among other things, the Fund’s factor model analysis creating a Proxy Portfolio that performs in a manner substantially identical to the performance of the Fund’s Actual Portfolio. While the Proxy Portfolio may include some of the Fund’s holdings, it is not the Fund’s Actual Portfolio. ETFs trading on the basis of a published Proxy Portfolio may exhibit wider premiums and discounts, bid/ ask spreads, and tracking error than other ETFs using the same investment strategies that publish their portfolios on a daily basis, especially during periods of market disruption or volatility. Therefore, shares of the Fund may cost investors more to trade than shares of a traditional ETF.

●

Each day the Fund calculates the overlap between the holdings of the prior business day’s Proxy Portfolio compared to the Actual Portfolio (i.e., proxy overlap) and the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio (i.e., tracking error). If the tracking error becomes large, there is a risk that the performance of the Proxy Portfolio may deviate from the performance of the Actual Portfolio.

●

The Fund’s Board monitors its tracking error and bid/spread. If deviations become too large, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information for further discussion of the Board’s monitoring responsibilities.

●

Although the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders.

SGI Dynamic Tactical ETF. Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, the Fund discloses daily the identities of all portfolio holdings, but not the exact quantities or weightings. Instead, the Fund discloses a Portfolio Reference Basket generated each day by a proprietary algorithmic process that is designed to closely track the daily performance of the Fund’s Actual Portfolio on any given trading day. Although the Portfolio Reference Basket and Portfolio Reference Basket Disclosures are intended to provide authorized participants and other market participants with enough information to allow them to engage in effective arbitrage transactions that will help keep the market price of the Shares trading at or close to the underlying NAV per Share of the Fund, there is a risk that market prices will vary significantly from the underlying NAV of the Fund, which may be heightened during periods of market disruption or volatility. Similarly, Shares may trade at a wider bid/ask spread than shares of traditional ETFs and may therefore be more costly for investors to trade, which may be heightened during periods of market disruption or volatility. “Bid” refers to the highest price a buyer will pay to buy a specified number of shares of a stock at any given time. “Ask” refers to the lowest price at which a seller will sell the stock. The difference between the bid price and the ask price is called the “spread.” Additionally, the Portfolio Reference Basket structure itself may result in additional trading costs because the Fund may receive or deliver holdings in different weightings on any given day than the weightings of the Fund’s Actual Portfolio, which may result in portfolio turnover, and related transaction costs, to re-align the Actual Portfolio with the Fund’s intended investment strategy. In addition, although the Fund seeks to benefit from keeping its Actual Portfolio secret, market participants may attempt to use the Portfolio Reference Basket to identify the Fund’s trading strategy, which if successful, could result in such market

23

participants engaging in certain predatory practices, such as front-running the Fund’s trading activity or free-riding on the Fund’s investment strategy, that may potentially harm the Fund and its shareholders. There can be no assurance that the Portfolio Reference Basket structure will operate as intended. The Portfolio Reference Basket structure is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Portfolio Reference Basket structure as an arbitrage mechanism is contingent upon, among other things, the effectiveness of the proprietary algorithmic process employed to create a Portfolio Reference Basket that performs in a manner substantially identical to the performance of the Fund’s Actual Portfolio and the willingness of authorized participants and other market participants to trade based on the Portfolio Reference Basket. Although the Fund provides an independent third party with information to generate the Portfolio Reference Basket, the Fund is not involved in the actual calculation of the Portfolio Reference Basket and is not responsible for the calculation or dissemination of the Portfolio Reference Basket. The Fund makes no warranty as to the accuracy of the Portfolio Reference Basket or that it will produce the intended results. In the event that the Portfolio Reference Basket structure does not result in effective arbitrage opportunities in the Fund Shares, the Fund may exhibit wider premiums/discounts, bid/ask spreads and tracking error (relative to the Actual Portfolio) than traditional ETFs. For at least the first three years after launch of the Fund, if the tracking error exceeds 1%, or if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the closing price or the Bid/Ask Price, on one hand, and NAV, on the other, exceeds 2.00% or the bid/ask spread exceeds 2.00%, the Adviser will recommend appropriate remedial measures to the Fund’s Board of Directors for its consideration, which may include, but are not limited to, liquidation of the Fund.

Portfolio Turnover Risk. Each Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from a Fund’s performance.

Small-Capitalization Companies Risk. (Only a principal risk of the SGI Dynamic Tactical ETF) The SGI Dynamic Tactical ETF may invest in Underlying Funds which may invest in small-capitalization companies. Small-capitalization companies may be more volatile than, and not as readily marketable as, those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Additionally, the trading volume of small-cap company securities may make them more difficult to sell than those of larger companies. Moreover, the lack of an efficient market for the securities may make them difficult to value. Furthermore, while securities of small capitalization companies may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Indeed, historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and Underlying Funds may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Underlying Funds Risk. (Only a principal risk of the SGI Dynamic Tactical ETF) The SGI Dynamic Tactical ETF’s investments in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to each Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The SGI Dynamic Tactical ETF may incur brokerage fees in connection with its purchase of ETF shares. When the SGI Dynamic Tactical ETF invests in an Underlying Fund, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF or index mutual fund is based and the value of a Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. Since the SGI Dynamic Tactical ETF invests in other investment companies that invest in equity securities, risks associated with investments in other investment companies will include stock market risk. In addition to the brokerage costs associated with the Underlying Fund’s purchase and sale of the underlying securities, ETFs

24

and mutual funds incur fees that are separate from those of the SGI Dynamic Tactical ETF. As a result, the SGI Dynamic Tactical ETF’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the SGI Dynamic Tactical ETF is not required to hold shares of Underlying Funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the Underlying Funds. The SGI Dynamic Tactical ETF has no control over the investments and related risks taken by the Underlying Funds in which they invest.

The Fund’s investment in Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the Fund may own substantial portions of the shares of the Underlying Funds. However, redemption of the Underlying Fund shares by the Fund could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of the Fund, the Underlying Funds may experience relatively large inflows and outflows of cash due to the Fund’s purchases and sales of Underlying Fund shares. Although the Adviser may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Adviser structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the Fund, the Fund may pay more or less (for purchase activity) or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the Fund within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy.

Temporary Investments. Each Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. If a Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

RIC Compliance Risk. Each of the Funds has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, a Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of that Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, that Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

The Funds may make other types of investments and may engage in various other investment practices. These investments and practices, and their risks, are described in the SAI.

25

Management of the Funds

The Board of The RBB Fund, Inc. (the “Company”), of which each Fund is a series, is responsible for supervising the operations and affairs of the Funds. The Adviser is responsible for the daily management and administration of each Fund’s operations.

Investment Adviser

The Adviser’s principal address is 620 South Main Street, Bountiful, Utah 84010. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts. The Adviser is 100% privately-owned, and was founded in 2010.

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with each Fund’s investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of investment advisory agreements between the Company and the Adviser (each, an “Advisory Agreement” and together, the “Advisory Agreements”). Under the terms of its Advisory Agreement, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.85% and 0.95% of the average daily net assets of the SGI U.S. Large Cap Core ETF and SGI Dynamic Tactical ETF, respectively, during the month. From the unitary management fees, the Adviser pays most of the expenses of the Funds, including the cost of sub-advisory fees to any investment sub-adviser, transfer agency, custody, fund administration, legal, audit and other services. However, under each Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. For the fiscal year ended August 31, 2025, the Funds paid to the Adviser for its services, the following:

Advisory Fee Received
SGI U.S. Large Cap Core ETF	0.85%
SGI Dynamic Tactical ETF	0.95%

Investment Sub-Adviser

SG Trading Solutions, LLC, the investment sub-adviser to the Funds, is located at 620 South Main Street, Bountiful, Utah 84010. The Sub-Adviser is an affiliate of the Adviser. The Sub-Adviser implements rigorous quantitative and fundamental analysis to achieve best execution, and is subject to oversight by the Adviser and the Board. Under the Sub-Advisory Agreement, the Sub-Adviser receives a fee from the Adviser, calculated daily and paid monthly, equal to 0.05% of the average daily net assets of each Fund.

A discussion regarding the Board’s approval of each Fund’s Advisory Agreement and Sub-Advisory Agreement and the factors the Board considered with respect to their approval is available in the Funds’ annual report to shareholders for the fiscal year ended August 31, 2025.

Portfolio Managers

The Adviser

David Harden, the President of the Adviser, is primarily responsible for the day-to-day management of each Fund’s investment portfolio. Mr. Harden founded the Adviser in 2010. He has managed the Funds since the inception dates of each Fund and is known for the Adviser’s Managed Risk ApproachTM. Prior to founding the Adviser, Mr. Harden worked with Fidelity Investments, Evergreen Investments, and Ensign Peak Advisors, where he was responsible for developing and implementing numerous portfolio strategies. He is a graduate of Boston College, BA, and Boston University, MSCS.

Aash Shah is a Portfolio Manager of the Adviser and is responsible for the day-to-day management of each Fund’s investment portfolio. Mr. Shah joined the Adviser in 2017 as a Portfolio Manager. Mr. Shah has over 32 years of investment management experience including over 27 years as a portfolio manager. Previously, Mr. Shah managed small, mid, and

26

large cap funds for Federated Investors in both New York City and Pittsburgh. Mr. Shah has a Bachelor’s degree from the University of Pittsburgh Swanson School of Engineering and an MBA in Finance and Accounting from the Tepper School at Carnegie Mellon University. He also holds a CFA charter.

The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by them, and their ownership of Shares of the Funds.

27

How to Buy and Sell Shares

Each Fund issues and redeems its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling a Fund’s Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning a Fund’s Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of a Fund’s Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. Neither the Fund nor the Exchange intends to disseminate the approximate share value of a Fund’s Portfolio Reference Basket or Proxy Portfolio, but arbitrageurs and market participants could use the component securities in a Fund’s Portfolio Reference Basket or Proxy Portfolio to calculate intraday values that approximate the value of the Actual Portfolio (the “intraday indicative value” or “IIV”). Intraday pricing information for all constituents of the Portfolio Reference Basket or Proxy Portfolio for a Fund that are exchange-traded, which includes all eligible instruments except cash and cash equivalents, is available on the exchanges on which they are traded or through major market data vendors or subscription services. Intraday pricing information for cash equivalents is available through major market data vendors, subscription services and/or pricing services. Any such IIV should not be viewed as a ‘’real-time’’ update of the NAV per share of a Fund because (i) the IIV is not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account a Fund’s expenses, and (iv) the IIV is based on the Portfolio Reference Basket or Proxy Portfolio and not on a Fund’s Actual Portfolio. The Funds are not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential

28

part of the ETF process and help keep share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. In addition, the Funds reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for a Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates by the Funds’ Valuation Designee (defined below) under guidelines established by the Board.

Fair Value Pricing

If market quotations are unavailable or deemed unreliable by the Funds’ administrator, in consultation with the Adviser, securities will be fair valued by the Adviser, as the Funds’ valuation Designee (the “Valuation Designee”) in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments. The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

29

Dividends, Distributions, and Taxes

Dividends and Distributions

Each Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of a Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

For taxable investors, distributions of the Fund’s taxable income or gain are taxable whether reinvested in Shares or received in cash.

Taxes

Each Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors “United States persons” (within the meaning of the Code) holding Shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in shares of a Fund.

Unless your investment in Shares of a Fund is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell your Shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income (as discussed below). Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares of a Fund. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both such Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be

30

qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from such Fund that are attributable to dividends received by the Fund from U.S. corporations, provided holding period and other requirements are met by both such Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities, if any.

If a Fund were to retain any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder. Each Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares of a Fund). Income from U.S. Treasury securities are generally exempt from state and local taxes. Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your Shares.

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold

For federal income tax purposes, any gain or loss realized upon a sale of Shares of a Fund generally is treated as a capital gain and as a long-term capital gain or loss if those Shares have been held for more than 12 months and as a short-term capital gain or loss if those Shares have been held for 12 months or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid or undistributed capital gains deemed paid with respect to such Shares of a Fund. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired (or the shareholder enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Shares. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of Shares of a Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the Shares.

31

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

Properly reported distributions by a Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by a Fund in respect of such Fund’s “qualified net interest income” (i.e., such Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by a Fund in connection with such Fund’s “qualified short-term gains” (generally, the excess of such Fund’s net short-term capital gains over such Fund’s long-term capital losses for such tax year). However, depending on the circumstances, a Fund may report all, some or none of such Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. If a Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by such Fund on deemed capital gain distributions.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of Shares in a Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on Capital Gain Dividends from a Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from such Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Each Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in any of the Funds.

Backup Withholding

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares of a Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or

32

loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Company on behalf of each Fund has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to Section 351 of the Code, such Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of a Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of a Fund are acquired (or the AP enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind which would generally not give rise to a taxable gain or loss for a Fund. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares of a Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of a Fund under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

33

Distribution

The Distributor, Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

34

Additional Considerations

Payments to Financial Intermediaries

The Adviser and Sub-Adviser, out of their own resources and without additional cost to the Funds or their shareholders, may pay intermediaries, including affiliates of the Adviser and Sub-Adviser, for the sale of Fund Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Shares of a Fund available to their customers generally and in investment programs. The Adviser and Sub-Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser and/or Sub-Adviser believes may facilitate investment in the Funds.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares of the Funds, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds and other ETFs.

Premium/Discount Information

Information regarding how often each of the Fund’s Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available, free of charge, on the Funds’ website at www.sgiam.com.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

35

Semi-Transparent Structure

Each Fund is a semi-transparent actively managed ETF that operates pursuant to an SEC exemptive order. In many respects the Funds operate similarly to traditional ETFs. For example, as described in this Prospectus, shares of a Fund are generally purchased and redeemed in Creation Unit aggregations through authorized participants, Shares of the Funds are listed and traded on a stock exchange, and individual investors can purchase or sell shares in less than Creation Unit sizes and for cash in the secondary market through a broker. A Fund’s Creation Units generally can be purchased or redeemed in-kind and/or for cash in exchange for the Portfolio Reference Basket/Proxy Portfolio.

However, each Fund has some novel features that differentiate it from traditional ETFs. As described above, each Fund does not disclose its complete portfolio holdings each business day, and instead, the Fund discloses other information to the market that is designed to facilitate arbitrage opportunities in Fund Shares to maintain efficient secondary market trading of Shares. On each business day before the commencement of trading in Shares on the listing exchange, each Fund publishes on its website a Portfolio Reference Basket or Proxy Portfolio that is designed to closely track the daily performance of the Fund’s Actual Portfolio.

SGI U.S. Large Cap Core ETF. Unlike traditional ETFs, this Fund does not disclose its portfolio holdings (Actual Portfolio) daily. The Fund instead posts a “Proxy Portfolio” on its website each day, including the following information for each portfolio holding in the Proxy Portfolio: (1) ticker symbol; (2) CUSIP or other identifier; (3) description of holding; (4) quantity of each security or other asset held; and (5) percentage weight of the holding in the Proxy Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and risk characteristics of the Fund’s actual holdings on each trading day, but it is not the same as the Fund’s Actual Portfolio. The Fund will disclose its Actual Portfolio quarterly with a 60-day lag via periodic filings with the Securities and Exchange Commission. The Proxy Portfolio disclosures will enable arbitrageurs and market participants to use the component securities and their weightings in the Proxy Portfolio to calculate intraday values that approximate the value of the securities in the Actual Portfolio and, based thereon, assess whether the market price of the shares is higher or lower than the approximate contemporaneous value of the Actual Portfolio and engage in arbitrage and hedging activities. These activities should ensure that Fund market prices remain close to the Fund’s NAV per share. At the end of each trading day, the Fund will calculate the percentage weight overlap between the Proxy Portfolio and the Actual Portfolio (Proxy Overlap) and the standard deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio at the end of the trading day) (Tracking Error) and publish such information before the opening of trading each Business Day. The Proxy Overlap and Tracking Error will provide additional information to the market making community. In particular, they will help market participants evaluate the risk that the performance of the Proxy Portfolio may deviate from the performance of the portfolio holdings of the Fund. The Fund’s Board monitors its Tracking Error and bid/spread. If deviations become too large, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the SAI for further discussion of the Board’s monitoring responsibilities.

The Proxy Portfolio is designed to recreate the daily performance of the Actual Portfolio. This is achieved by performing a “Factor Model” analysis of the Actual Portfolio. The Factor Model is comprised of three sets of factors or analytical metrics: market-based factors, fundamental factors, and industry/sector factors. The Fund uses a “Model Universe” to generate its Proxy Portfolio. The Model Universe is comprised of securities that the Fund can purchase and will be a financial index or stated portfolio of securities from which Fund investments will be selected. The results of the Factor Model analysis are then applied to the Model Universe. The daily rebalanced Proxy Portfolio is then generated as a result of this Model Universe analysis with the Proxy Portfolio being a small subset of the Model Universe. The Factor Model is applied to both the Actual Portfolio and the Model Universe to construct the Fund’s Proxy Portfolio that performs in a manner substantially identical to the performance of its Actual Portfolio. The Proxy Portfolio will only include investments the Fund is permitted to hold. The Fund’s SAI contains more information on the Proxy Portfolio and its construction.

SGI Dynamic Tactical ETF. The Portfolio Reference Basket is comprised of all of the names of the securities in the Fund’s Actual Portfolio, and only the securities that are in the Fund’s Actual Portfolio (unless cash or cash equivalents are included), although the weightings of such holdings in the Portfolio Reference Basket will differ from the Actual Portfolio. The Portfolio Reference Basket will have a minimum weightings overlap of 90% with the Fund’s Actual Portfolio at the beginning of each trading day.

36

The Portfolio Reference Basket is constructed utilizing a proprietary algorithmic process to minimize daily deviations in return of the Portfolio Reference Basket relative to the Actual Portfolio and is used to facilitate the creation/redemption process and arbitrage. The Portfolio Reference Basket may be updated daily. In determining whether to update the Portfolio Reference Basket, the Adviser and Sub-Adviser will consider various factors, including relative valuation of individual securities, liquidity of the securities in the Portfolio Reference Basket, tracking error of the Portfolio Reference Basket relative to the Actual Portfolio, and the cost to create and trade the Portfolio Reference Basket.

In addition to the disclosure of the Portfolio Reference Basket, the Fund also publishes the Portfolio Reference Basket Disclosures (which include, among other things, the “Guardrail Amount”) on its website on each business day before the commencement of trading in Shares on the Exchange. The Guardrail Amount is the maximum deviation between the weightings of the specific securities in the Portfolio Reference Basket and the weightings of those specific securities in the Actual Portfolio, as well as between the weighting of the respective cash positions. The Guardrail Amount is intended to ensure that no individual security in the Portfolio Reference Basket will be overweighted or underweighted by more than the publicly disclosed percentage when compared to the actual weighting of each security within the Actual Portfolio as of the beginning of each trading day. The Guardrail Amount is designed to help investors evaluate the risk of tracking error, which is the degree to which the performance of the Portfolio Reference Basket deviates from the performance of the Actual Portfolio.

Disclosure of Portfolio Holdings

Shareholders can access information about the Portfolio Reference Basket and Portfolio Reference Basket Disclosures for each business day on www.sgiam.com. Each Fund discloses its complete portfolio holdings on www.sgiam.com on a quarterly basis with a 60 day lag. Recent information, including information regarding each Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is also available at www.sgiam.com. A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI.

Additional Information

The Funds enter into contractual arrangements with various parties, including, among others, the Funds’ investment adviser and investment sub-adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase Shares of a Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

37

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the period of its operations. Certain information reflects financial results for a single Share. Total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, the independent registered public accounting firm, which is available upon request. This information should be read in conjunction with the Funds’ financial statements, which, together with the report of the independent registered public accounting firm, are included in the Funds’ annual financial statements on Form N-CSR for the fiscal year ended August 31, 2025 and is available at no cost upon request (see back cover for ordering instructions). The information for the fiscal year ended August 31, 2024 and fiscal period August 31, 2023 was audited by the Funds’ prior independent registered public accounting firm.

SGI U.S. Large Cap Core ETF	For the year ended August 31, 2025	For the year ended August 31, 2024	For The Period Ended August 31, 2023(a)
PER SHARE DATA:
Net asset value, beginning of period	$35.23	$28.01	$25.00

INVESTMENT OPERATIONS:
Net investment income(b)	0.12	0.19	0.11
Net realized and unrealized gain (loss) on investments(c)	3.13	7.47	2.90
Total from investment operations	3.25	7.66	3.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.07)	—
Net realized gains	(2.59)	(0.37)	—
Total distributions	(2.85)	(0.44)	—
Net asset value, end of period	$35.63	$35.23	$28.01
TOTAL RETURN(d)	9.99%	27.67%	12.03%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$94,600	$92,292	$98,025
Ratio of expenses to average net assets(e)	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets(e)	0.35%	0.61%	1.01%
Portfolio turnover rate(d)(f)	145%	225%	95%

(a)	Inception date of the Fund was March 30, 2023.

(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover rate excludes in-kind transactions.

38

SGI Dynamic Tactical ETF	For the year ended August 31, 2025	For the year ended August 31, 2024	For The Period Ended August 31, 2023(a)
PER SHARE DATA:
Net asset value, beginning of period	$30.57	$25.98	$25.00

INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.42	0.22	0.13
Net realized and unrealized gain (loss) on investments(d)	0.49	4.61	0.85
Total from investment operations	0.91	4.83	0.98

LESS DISTRIBUTIONS FROM:
Net investment income	(1.30)	(0.24)	—
Net realized gains	(1.70)	—	—
Total distributions	(3.00)	(0.24)	—
Net asset value, end of period	$28.48	$30.57	$25.98
TOTAL RETURN(e)	3.25%	18.75%	3.90%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$65,650	$59,609	$110,395
Ratio of expenses to average net assets(f)(g)	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets(f)(g)	1.44%	0.82%	1.18%
Portfolio turnover rate(e)(h)	108%	167%	66%

(a)	Inception date of the Fund was March 29, 2023.

(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(c)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

(d)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)

These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.

(h)	Portfolio turnover rate excludes in-kind transactions.

39

PRIVACY NOTICE
FACTS	WHAT DO THE SUMMIT GLOBAL INVESTMENTS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Summit Global Investments Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Summit Global Investments Funds share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-251-4847 or go to www.sgiam.com

40

What we do
How do the Summit Global Investments Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Summit Global Investments Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Summit Global Investments, LLC, the investment adviser to the SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, SGI U.S. Large Cap Equity VI Portfolio, SGI Peak Fund, SGI Prudent Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Core ETF, SGI Enhanced Global Income ETF, SGI Enhanced Nasdaq-100 ETF and SGI Enhanced Market Leaders ETF.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, SGI U.S. Large Cap Equity VI Portfolio, SGI Peak Fund, SGI Prudent Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Core ETF, SGI Enhanced Global Income ETF, SGI Enhanced Nasdaq-100 ETF and SGI Enhanced Market Leaders ETF don’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, SGI U.S. Large Cap Equity VI Portfolio, SGI Peak Fund, SGI Prudent Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Core ETF, SGI Enhanced Global Income ETF, SGI Enhanced Nasdaq-100 ETF and SGI Enhanced Market Leaders ETF may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

41

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER

Summit Global Investments, LLC
620 South Main Street
Bountiful, Utah 84010

INVESTMENT SUB-ADVISER

SG Trading Solutions, LLC
620 South Main Street
Bountiful, Utah 84010

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

45

FOR MORE INFORMATION

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its most recently completed fiscal year. The Funds’ annual and semi-annual reports to shareholders are available at the Funds’ website at www.sgiam.com or by calling 1-800-617-0004.

Statement of Additional Information

The Funds’ SAI, dated December 31, 2025, has been filed with the SEC. The SAI, which includes additional information about the Funds, may be obtained free of charge at the Funds’ website or by calling 1-800-617-0004. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semi-annual and annual reports. To obtain a free copy of the SAI, semi-annual or annual reports or if you have questions about the Funds:

By Internet

Go to www.sgiam.com.

By Telephone

Call 1-800-617-0004 or your securities dealer.

From the SEC

Information about the Funds (including the SAI) and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-05518

SGI-003-25

Statement of Additional Information

SGI U.S. Large Cap Core ETF
(Ticker: NYSE Arca, Inc. – SGLC)

SGI Dynamic Tactical ETF
(Ticker: Nasdaq National Stock Market LLC – DYTA)

Each a series of The RBB Fund, Inc.

620 South Main Street, Bountiful, Utah 84010

Dated December 31, 2025

The SGI U.S. Large Cap Core ETF (“Large Cap Core Fund”) and SGI Dynamic Tactical ETF (“Dynamic Tactical Fund”) (each a “Fund” and together, the “Funds”) are diversified series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

Summit Global Investments, LLC serves as the investment adviser to the Funds and SG Trading Solutions, LLC serves as the investment sub-adviser to the Funds.

Information about the Funds is set forth in the prospectus dated December 31, 2025 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Funds’ Annual and Semi-Annual Reports, please call 1-800-617-0004. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and the Company, and it should be read in conjunction with the Prospectus and the Funds' annual financial statements on Form N-CSR for the fiscal year ended August 31, 2025 (the "Annual Report"). The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

 2

Fund History	1
Investment Policies and Practices	2
Investment Restrictions	15
Exchange Listing and Trading	16
Management of the Company	17
Code of Ethics	24
Principal Holders	24
Investment Advisory Agreement and Investment Sub-Advisory Agreement	24
Portfolio Managers	26
Underwriter	27
Purchase and Redemption of Creation Units	27
Portfolio Holdings Information	31
Determination of Net Asset Value	32
Dividends, Distributions, and Taxes	32
Portfolio Transactions and Brokerage	34
Securities Lending	35
Proxy Voting Procedures	35
Payments To Financial Intermediaries	35
Additional Information Concerning Company Shares	35
General Information	36
Financial Statements	37
Appendix A	A- 1
Appendix B	B- 1

 3

FUND HISTORY

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares of the Large Cap Core Fund and Dynamic Tactical Fund. Summit Global Investments, LLC (the “Adviser”) serves as the investment adviser to the Funds and SG Trading Solutions, LLC (the “Sub-Adviser”), serves as the investment sub-adviser to the Funds.

Each Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit”). Each Fund also generally offers and issues shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the U.S. Large Cap Core ETF are listed on the NYSE Arca, Inc. and the shares of the SGI Dynamic Tactical ETF’s Shares are listed for trading on the Nasdaq National Stock Market LLC (NYSE Arca, Inc. and Nasdaq National Stock Market LLC are collectively referred to as the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the shares’ NAVs. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of at least 5,000 Shares.

Shares of each Fund may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. Each Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

Each Fund is an actively-managed exchange-traded fund (“ETF”) that seeks long-term capital appreciation. The Large Cap Core Fund operates pursuant to an exemptive order from the SEC issued on March 15, 2023, and the Dynamic Tactical Fund operates pursuant to an exemptive order from the SEC issued on March 15, 2023 (collectively, the “Orders”). In many respects each Fund operates similarly to traditional ETFs. Each Fund issues and redeems shares on a continuous basis at NAV in aggregations of a specified number of shares called “Creation Units”. Creation Units generally are issued in exchange for portfolio securities and an amount of cash. Shares are listed and traded on the Exchange. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, also in exchange for portfolio securities and an amount of cash. Shareholders who are not Authorized Participants (as defined herein), therefore, will not be able to purchase or redeem shares directly with or from a Fund. Instead, most shareholders who are not Authorized Participants will buy and sell shares in the secondary market through a broker.

Each Fund also has some novel features that differentiate it from traditional ETFs. Unlike traditional ETFs that publish their portfolio holdings on a daily basis, each Fund does not publicly disclose the composition of its portfolio each business day, which may affect the price at which shares of the Fund trade in the secondary market. Instead, each Fund publishes each business day on its website a portfolio transparency substitute - the “Portfolio Reference Basket” or “Proxy Portfolio”– which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio (“Actual Portfolio”). The Adviser, on behalf of the Large Cap Core Fund and the Dynamic Tactical Fund, has entered into license agreements with NYSE Group, Inc. and Blue Tractor Group, LLC, respectively, in order to operate each Fund under the Proxy Portfolio and Portfolio Reference Basket structure, respectively.

Under the terms of the Orders, each Fund’s investments are limited to the following: ETFs, exchange-traded notes, exchange-traded common stocks, exchange-traded preferred stocks, exchange-traded American Depositary Receipts (“ADRs”), exchange-traded real estate investment trusts, exchange-traded commodity pools, exchange-traded metals trusts, exchange-traded currency trusts and exchange-traded futures, in each case that are traded on a U.S. securities exchange; common stocks listed on a foreign exchange that trade on such exchange contemporaneously with a Fund’s shares; exchange-traded futures that are traded on a U.S. futures exchange contemporaneously with a Fund’s shares; and cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements). The Funds will not purchase any securities that are illiquid investments (as defined in Rule 22e-4(a)(8) of the 1940 Act) at the time of purchase. In addition, pursuant to the Order, the Funds will not: borrow for investment purposes; hold short positions; or invest in “penny stocks” (as defined in Rule 3a51-1 under the Securities Exchange Act of 1934 (“Exchange Act”)).

The Portfolio Reference Basket/Proxy Portfolio also generally constitutes the names and quantities of instruments to be exchanged with a Fund for both purchases and redemptions of Fund shares, as described further under the heading “Purchase and Redemption of Creation Units” below.

The publication of the Portfolio Reference Basket/Proxy Portfolio is not the same level of transparency as the publication of the full portfolio by a fully transparent active ETF, and could cause a Fund’s Shares to have wider spreads and larger premiums/discounts than would be seen for a fully transparent active ETF using the same investment strategies.

INVESTMENT POLICIES AND PRACTICES

Each Fund’s investment objective and principal investment strategies is described in the Prospectus. The sections below describe some of the different types of investments that may be made by each Fund as part of its non-principal investment strategy. The following information supplements, and should be read in conjunction with, the Prospectus.

 1

With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

The Dynamic Tactical Fund will implement its investment strategy by investing in securities of affiliated and unaffiliated open-end mutual funds, closed-fund funds, and ETFs (collectively, “Underlying Funds”). Certain of the descriptions of the investments or techniques set forth below reflect that the investments and techniques are occurring indirectly through investments in Underlying Funds.

Principal Investment Policies and Risks

American, European and Global Depositary Receipts. An Underlying Fund may hold ADRs as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities including increased market, illiquidity, currency, political, information and other risks, and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. GDRs, EDRs, and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets. See “Foreign Securities” for more information on the risks of investing in foreign securities.

Cyber Security Risk. Each Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Funds or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Funds and their service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Funds have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds, the Underlying Funds, or their respective investment adviser.

Equity Securities.  Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund or an Underlying Fund invests will cause the NAV of the Fund or Underlying Fund to fluctuate. The Funds and Underlying Funds purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund or an Underlying Fund is called for redemption or conversion, the Fund or Underlying Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

 2

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

●	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Exchange-Traded Funds (“ETFs”). Each Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq Market System. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index. There can be no assurance, however, that this can be accomplished, as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. Additionally, some ETFs are actively-managed by an investment adviser and/or sub-advisers and do not seek to provide investment results that correspond to an index.

ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. An actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively-managed ETF’s portfolio management practices might not work to achieve the desired result. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAVs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. In addition, the purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions described below. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. The changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, and the adoption of Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) which allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. Rule 12d1-4 became effective January 19, 2021, and rescinded certain types of relief for funds of funds that invest in other investment companies in excess of the limitations under Section 12(d)(1) of the 1940 Act, as discussed above and below, as of January 19, 2022. The Funds expect to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.

Foreign Custody Risk. An Underlying Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Underlying Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on an Underlying Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Foreign Securities. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which an Underlying Fund may invest. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of securities due to settlement problems could result either in losses to an underlying investment company due to subsequent declines in value of the securities, or, if the underlying investment company has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

 3

Settlement mechanics may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of an underlying investment company is uninvested and no return is earned thereon. The inability of an underlying investment company to make intended security purchases due to settlement problems could cause the underlying investment company to miss attractive investment opportunities.

Each Fund values its securities and other assets in U.S. dollars. As a result, if an Underlying Fund invests in securities denominated in foreign currencies, the NAV of the Underlying Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Underlying Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Underlying Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Underlying Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of an Underlying Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, a Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

If an Underlying Fund invests in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) or foreign branches of foreign banks, these investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. An Underlying Fund may also invest in debt securities issued or guaranteed by foreign governments, including Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June 2016, the United Kingdom (“UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and EU reached an agreement, effective January 1, 2021, on the terms of their future trading relationship, which principally relates to the trading of goods. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. While the long-term effects of Brexit are currently unknown, Brexit has already resulted in volatility in European and global markets. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Funds’ investments. Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

 4

Investing in Emerging Markets. (Only a principal risk of the Dynamic Tactical Fund) The Dynamic Tactical Fund may invest in Underlying Funds that invest in securities of issuers located in emerging markets. Securities in emerging markets are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging market issuers than is available about issuers in the United States.

Emerging markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to value accurately its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Antiquated legal systems in certain emerging markets may have an adverse impact on the Fund’s investments. For example, while the potential liability of a shareholder in a U.S. corporation for acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging markets. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging markets may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit an Underlying Fund’s investment in certain emerging countries and may increase the expenses of the Underlying Fund and, consequently, the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of an Underlying Fund. An Underlying Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability than is the case in the United States and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which an Underlying Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may differ unfavorably from the U.S. economy in growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. The Underlying Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

 5

Investment Company Shares.

Each Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, a Fund may invest in ETFs beyond the limits contained in the 1940 Act.

Certain investment companies whose securities are purchased by a Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, the Funds expect to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022.

Real Estate Investment Trust Securities. A Fund or an Underlying Fund may invest in real estate investment trusts (“REITs”). A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund.

The REITs in which the Underlying Funds may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which an Underlying Fund invests in addition to the expenses of the Fund. The Fund is also subject to the risk that the REITs in which an Underlying Fund invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

 6

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

Risk Considerations of Lower Rated Securities. (Only a principal risk of the Dynamic Tactical Fund) An Underlying Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents). In the event that the rating on a security held in an Underlying Fund’s portfolio is downgraded by a rating service, such action may be considered by the Underlying Fund’s investment adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

An Underlying Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. Since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a fixed income security owned by an Underlying Fund defaulted, the Underlying Fund could incur additional expenses in attempting to obtain a recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and an Underlying Fund’s NAV to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, an Underlying Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of an Underlying Fund’s assets, to the extent it holds such fixed income securities. In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Underlying Fund’s investment adviser’s ability to accurately value such securities and on the Underlying Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market. New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, an Underlying Fund may need to monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so an Underlying Fund can meet redemption requests.

Risk Considerations of Medium Grade Securities. (Only a principal risk of the Dynamic Tactical Fund) Debt obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

Securities Lending.  Each Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. A Fund may not make loans in excess of 33 1/3% of the value of its total assets. A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as a Fund’s securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. A Fund does not have the right to vote loaned securities. A Fund may attempt to call loaned securities back to permit the exercise of voting rights if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

 7

SOFR Risk. The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Special Note Regarding Market Events. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s or an Underlying Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether a Fund or an Underlying Fund invests in issuers located in or with significant exposure to such country or region.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact a Fund and/or the Adviser’s business. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically interest rate changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund or an Underlying Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund or an Underlying Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase a Fund’s or an Underlying Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund or an Underlying Fund invests, negatively impact a Fund’s or an Underlying Fund’s performance, and cause losses on your investment in a Fund.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds, underlying funds, and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds, underlying funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds, underlying funds, and issuers in which they invest.

U.S. Government Securities. (Only a principal risk of the Dynamic Tactical Fund) A Fund or an Underlying Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

 8

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continue support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund or an Underlying Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund or an Underlying Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

●	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

●	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian bank arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

●	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

●	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s or an Underlying Fund’s shares.

●	Inflation-Protected Securities. A Fund or an Underlying Fund may invest in inflation-protected securities issued by the U.S. Treasury, known as “TIPs” or “Treasury Inflation-Protected Securities,” which are debt securities whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of the investment. Inflation-protected securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected security will decline and could result in losses for a Fund or an Underlying Fund.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, an Underlying Fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Non-Principal Investment Policies and Risks

Borrowing.  Each Fund may borrow money from a bank equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the NAV of a Fund’s shares and in the return on a Fund’s portfolio. Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. A Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

 9

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Corporate Obligations. A Fund or an Underlying Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Forward Commitment and When-Issued Transactions. A Fund or an Underlying Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitments enable a Fund or an Underlying Fund to lock in what is believed by its investment adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund or an Underlying Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund or an Underlying Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s or an Underlying Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund or Underlying Fund is subject to the rights and risks of ownership of the securities on that date. A Fund or an Underlying Fund may not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund or an Underlying Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s or an Underlying Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund or an Underlying Fund may agree to a longer settlement period.

A Fund or an Underlying Fund may dispose of or renegotiate a commitment after it is entered into. A Fund or an Underlying Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund or Underlying Fund on the settlement date. The Fund or Underlying Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

Equity Swaps. To the extent consistent with its investment objective and strategies, a Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may be used by a Fund for hedging purposes, in anticipation of the purchase of securities, for liquidity management purposes, or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any

Rule 18f-4 under the 1940 Act provides for the regulation of registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Funds have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 under the 1940 Act may require the Funds to observe more stringent asset coverage and related requirements than were previously imposed by the 1940 Act, which could adversely affect the value or performance of the Funds. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Funds may engage in derivative transactions could also limit or prevent the Funds from using certain instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

 10

The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P® Global Ratings Services (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”). If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Futures and Options on Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund or an Underlying Fund may reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Funds or Underlying Funds may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by a Fund, the Fund will limit such investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds). For this reason, the Adviser is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act at this time.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO with respect to a Fund, or an investment adviser was required to register as a CPO with respect to an Underlying Fund, the disclosure and operations of the Fund or Underlying Fund would need to comply with all applicable CFTC regulations.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally, contracts are closed out prior to the expiration date of the contract.

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Equity Swaps” above for additional information.

There are significant risks associated with a Fund’s or an Underlying Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s or an Underlying Fund’s investment adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or Underlying Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s or an Underlying Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Illiquid Investments.  Pursuant to Rule 22e-4 (“Rule 22e-4” or the “Liquidity Rule”) under the 1940 Act, each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which a Fund is carrying the investments. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

 11

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Initial Public Offerings. To the extent consistent with its investment policies and limitations, a Fund or an Underlying Fund may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When a Fund’s or an Underlying Fund’s asset base is small, a significant portion of the Fund’s or Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the underlying investment company. As a Fund’s or an Underlying Fund’s assets grow, the effect of the Fund’s or Underlying Fund’s investments in IPOs on the Fund’s or Underlying Fund’s performance probably will decline, which could reduce the Fund’s or Underlying Fund’s performance. Because of the price volatility of IPO shares, a Fund or an Underlying Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s or an Underlying Fund’s portfolio and may lead to increased expenses to the Fund or an Underlying Fund, such as commissions and transaction costs. In addition, a Fund or an Underlying Fund cannot guarantee continued access to IPOs.

Large Shareholder Purchase and Redemption Risk. Each Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and a Fund have entered into a fee waiver and/or expense reimbursement arrangement.

LIBOR Risk. Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

Money Market Securities.  During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments (the types of which are discussed below) that would not ordinarily be consistent with the Fund’s objective. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  A Fund or an Underlying Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund or an Underlying Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. In addition, investments in bank loans may not be deemed to be securities and may not have the protections of the federal securities laws. Bank obligations include the following:

●	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

 12

●	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

●	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Options.  Each Fund may purchase and write put and call options on securities and securities indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on securities indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Funds are required to comply with Rule 18f-4 under the 1940 Act. See the section entitled “Futures and Options on Futures” above for additional information.

A Fund may trade put and call options on securities and securities indices, as the Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Repurchase Agreements.  Each Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

 13

Restricted Securities.  Each Fund may purchase securities which are not registered under the 1933 Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with each Fund’s respective investment objective, the Funds may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements may be considered borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Rights Offerings and Purchase Warrants.  Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Special Situation Companies. A Fund or an Underlying Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser or the Underlying Fund’s investment adviser, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. A Fund or an Underlying Fund may invest in securities (even if not Special Situations) which, in the opinion of its investment adviser, are appropriate investments for the Fund or Underlying Fund, including securities which the investment adviser believes are undervalued by the market. The Funds and Underlying Funds are not required to invest any minimum percentage of their aggregate portfolio in “Special Situations,” nor are they required to invest any minimum percentage of their aggregate portfolio in securities other than “Special Situations.”

 14

Temporary Defensive Positions. In anticipation of or in response to adverse market, economic, political or other conditions, a Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

RIC Compliance Risk. Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, such Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

INVESTMENT RESTRICTIONS

The Company has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Notwithstanding the fundamental and non-fundamental investment restrictions provided below, each Fund’s investments and operations will be limited by the terms and conditions of its exemptive order.

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1.	Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.	Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.	Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

4.	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

5.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

6.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; or

7.	Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

 15

In addition to the fundamental investment limitations specified above, the Funds are subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Funds may not:

1.	Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except that a Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of the Fund’s shares. The Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things (i) following the initial 12-month period beginning upon the commencement of trading of the fund, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) either the Portfolio Reference Basket or the holdings of the Fund’s portfolio are not made available to all market participants at the same time; (iii) the Fund has failed to file any filings required by the SEC or the Exchange is aware that the Fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC or its staff under the 1940 Act with respect to the Fund; (iv) the Exchange’s ongoing listing requirements are not continuously maintained; (v) any of the continuous listing representations for the issue of the Fund’s shares are not continuously met; or (vi) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the exchange inadvisable. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund.

The Company reserves the right to adjust the price levels of its shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

Unlike other actively managed ETFs that publish their portfolio holdings on a daily basis, each Fund does not publicly disclose the composition of its portfolio each business day, which may affect the price at which shares of the Fund trade in the secondary market. Given the differences between the Funds and ETFs that disclose their complete holdings daily, there is a risk that market prices of a Fund may vary significantly from NAV, and that a Fund’s shares may trade at a wider bid/ask spread – and therefore cost investors more to trade – than shares of traditional ETFs. These risks are heightened during periods of market disruption or volatility. In addition, although each Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Portfolio Reference Basket/Proxy Portfolio to identify a Fund’s trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm a Fund and its shareholders, such as front running a Fund’s trades of portfolio securities.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

 16

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors, Advisory Board, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

 17

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126

Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).

 18

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2019 Director of Marketing & Business Development of The RBB Fund Inc.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A

 19

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

 20

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Funds and in all of the portfolios of the Company (together, the “Fund Complex”) (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan:

 21

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Independent Directors
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzir	None	Over $100,000
Interested Directors
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
Disinterested Advisory Board Members
Eugene Podsiadlo(1)	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

Directors’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Fund Complex, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance LLC received $1,060,000 in the aggregate from all series of the Company for its services, and $11,538 from the SGI U.S. Large Cap Core ETF, and $7,957 from the SGI Dynamic Tactical ETF. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund Complex in the following amounts:

 22

Name of Director/Officer	Aggregate Compensation from the Funds*	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$2,849	N/A	$406,250
Lisa A. Dolly	$2,611	N/A	$363,750
Nicholas A. Giordano, Director	$2,650	N/A	$369,250
Arnold M. Reichman, Director and Chair	$3,467	N/A	$476,750
Robert A. Straniere, Director(1)	$748	N/A	$101,250
Martha A. Tirinnanzi, Director	$2,350	N/A	$336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$3,292	N/A	$466,750
Brian T. Shea, Director	$2,616	N/A	$380,500
Disinterested Advisory Board Member:
Eugene Podsiadlo(2)	$0	N/A	$0
Officers:
Steven Plump, President	$2,071	N/A	$424,750
James G. Shaw, Treasurer and Secretary	$2,662	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$2,120	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$975	N/A	$200,000

*	Includes all funds managed by the Adviser in the Company.

(1)	Mr. Straniere retired as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

For the fiscal year ended August 31, 2025, each of the following members of the Board and the Treasurer and Secretary and Director of Marketing & Business Development received compensation from each of the Funds in the following amounts:

 23

Name of Director/Officer	SGI U.S. Large Cap Core ETF	SGI Dynamic Tactical ETF
Independent Directors:
Gregory P. Chandler, Director	$1,698	$1,151
Lisa A. Dolly, Director	$1,557	$1,054
Nicholas A. Giordano, Director	$1,578	$1,072
Arnold M. Reichman, Director and Chair	$2,068	$1,399
Robert A. Straniere, Director(1)	$451	$297
Martha A. Tirinnanzi,Director	$1,399	$951
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$1,963	$1,329
Brian T. Shea, Director	$1,560	$1,056
Disinterested Advisory Board Member:
Eugene Podsiadlo(2)	$0	$0
Officers:
Steven Plump, President	$1,222	$849
James G. Shaw, President, Chief Financial Officer, Chief Operating Officer and Secretary	$1,571	$1,091
Craig Urciuoli, Director of Marketing & Business Development	$1,251	$869
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$575	$400

(1)	Mr. Straniere retired as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Name of Emeritus Director	Aggregate Compensation from the Funds*	Pension or Retirement Benefit Accrued as Part of Fund Expenses	Total Compensation From Fund Complex
Julian A. Brodsky	$918	N/A	$106,250
Robert A. Straniere	$706	N/A	$84,375

*	Includes all funds managed by the Adviser in the Company.

For the fiscal year ended August 31, 2025, the Emeritus Director received compensation from each of the Funds in the following amounts:

 24

Name of Emeritus Director	SGI U.S. Large Cap Core ETF	SGI Dynamic Tactical ETF
Julian A. Brodsky	$548	$370
Robert A. Straniere	$421	$285

CODE OF ETHICS

The Company, the Adviser, and the Sub-Adviser have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

PRINCIPAL HOLDERS

Any person owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Principal holders are persons who own 5% or more of the outstanding shares of a Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of December 1, 2025, the Company does not have information regarding the record or beneficial ownership of shares of each Fund held in the names of DTC participants, as DTC has not provided the Company with access to such information.

As of December 1, 2025, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT

Investment Advisory Agreement

Summit Global Investments, LLC (“Summit” or the “Adviser”) is a limited liability company registered with the State of Utah in October 2010. The Adviser is 100% privately-owned and is controlled by David Harden.

The Adviser provides investment advisory services to each Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Funds including (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Funds, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Funds. The Adviser will provide the services rendered by it in accordance with each Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

Pursuant to the terms of the Advisory Agreement, in consideration of the services provided by the Adviser, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.85% and 0.95% of the average daily net assets during the month of the Large Cap Core Fund and Dynamic Tactical Fund, respectively. From the unitary management fee, the Adviser pays most of the expenses of each Fund, including the cost of sub-advisory fees to any investment sub-adviser, the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreements, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

The following table shows the management fees paid to the Adviser from the Funds since the commencement of operations.

 25

Amount Fund Paid to Adviser
SGI U.S. Large Cap Core ETF(1)
For the fiscal year ended August 31, 2025	$784,552
For the fiscal year ended August 31, 2024	$795,489
For the fiscal period ended August 31, 2023	$217,980
SGI Dynamic Tactical ETF(2)
For the fiscal year ended August 31, 2025	$594,356
For the fiscal year ended August 31, 2024	$797,772
For the fiscal period ended August 31, 2023	$328,677

(1)	Inception date of the Fund was March 30, 2023

(2)	Inception date of the Fund was March 29, 2023

Investment Sub-Advisory Agreement

SG Trading Solutions, LLC, located at 620 South Main Street, Bountiful, Utah 84010, (the “Sub-Adviser”), an affiliate of the Adviser, provides trading and execution services to the Funds pursuant to the terms of a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Company, the Adviser and the Sub-Adviser. After the initial two year-term, the Sub-Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of each Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

For its services, the Sub-Adviser receives a fee from the Adviser, calculated daily and paid monthly, equal to 0.05% of the average daily net assets of each Fund

The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

PORTFOLIO MANAGERS

This section includes information about each Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The Adviser

Description of Compensation.  The portfolio managers are compensated through equity ownership of the Adviser, adjusted to reflect current market rates, and therefore compensation is in part based on the value of a Fund’s net assets and other client accounts they are managing  The Adviser’s Board of Managers reviews the compensation of each portfolio manager periodically and may make modifications in compensation as it deems necessary to reflect changes in the market.

Other Accounts.  In addition to the Funds, each portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2025.

 26

Portfolio Manager; Other Accounts	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets	Number	Assets
David Harden
Other Registered Investment Companies	9	$1.3 billion	0	$0
Other Pooled Investment Vehicles	1	$2 million	1	$2 million
Other Accounts	16	$812 million	0	$0
Aash Shah
Other Registered Investment Companies	9	$1.3 billion	0	$0
Other Pooled Investment Vehicles	1	$2 million	1	$2 million
Other Accounts	16	$812 million	0	$0

Conflict of Interest. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with his management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Funds managed by each such portfolio manager as of August 31, 2024 using the following ranges: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

Fund/Portfolio Manager	Dollar Value of Securities Beneficially Owned
SGI U.S. Large Cap Core ETF
David Harden	$10,001-$50,000
Aash Shah	None
SGI Dynamic Tactical ETF
David Harden	$10,001-$50,000
Aash Shah	None

UNDERWRITER

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), whose principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as each Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 5,000 shares. The Distributor will not distribute Shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC Participants.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Directors, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

 27

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Company issues and sells shares of the Funds only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, which typically replicates the Portfolio Reference Basket/Proxy Portfolio, plus the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units. Unless a Fund has authorized a custom basket (as defined below), the names and quantities of the instruments that constitute the Deposit Securities will be the same as the Portfolio Reference Basket or Proxy Portfolio except to the extent that a Fund requires purchases and redemptions to be made entirely or in part on a cash basis.

Pursuant to the Orders, each Fund may permit or require the Fund Securities to differ from the Portfolio Reference Basket/Proxy Portfolio under certain circumstances. In such circumstances, the Fund may use a “custom basket” that includes instruments not in the Portfolio Reference Basket/Proxy Portfolio or are included in the Portfolio Reference Basket/Proxy Portfolio in different weightings. The Funds have adopted policies and procedures in accordance with Rule 6c-11 that govern the construction and acceptance of custom baskets. These policies and procedures provide detailed parameters for the construction and acceptance of custom baskets, including the process for any revisions to, or deviations from, those parameters. A custom basket may only be used when it is in a Fund’s best interests to do so, which may include implementing changes in the Fund’s portfolio, increasing the Fund’s tax efficiency, and for other reasons. When a Fund uses a custom basket, the names and/or quantities of the instruments that constitute the Deposit Securities will differ from the Portfolio Reference Basket/Proxy Portfolio.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Fund’s shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes from time to time as rebalancing adjustments and corporate action events are reflected by the Sub-Adviser. The composition of the Deposit Securities will change in response to adjustments to the weighting or composition of the securities constituting the Fund’s Portfolio Reference Basket/Proxy Portfolio.

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

CASH PURCHASE METHOD. The Company may at its discretion permit full or partial cash purchases of Creation Units of the Funds in instances permitted by the exemptive relief the Adviser is relying on in offering each Fund. When full or partial cash purchases of Creation Units are available or specified for the Funds, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

 28

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from a Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed on any day, a Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to a Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the settlement date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the settlement date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the settlement date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.  The AP will be liable to a Fund for losses, if any, resulting from unsettled orders.

 29

Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time. APs will be liable to the Company for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Funds, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the settlement date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. A Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Fund. A Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Fund is $300.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because each Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with each Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

 30

CASH REDEMPTION METHOD. Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of the Funds, when full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Fund may incur costs such as brokerage costs or taxable gains or losses that the Fund might not have incurred if the redemption had been made in-kind. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Funds. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company. The Non-Standard Charges are payable to the Funds as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for each Fund is $300.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that each Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

 31

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Funds may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of a Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of each Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of the Fund’s shareholders. The policies relating to the disclosure of a Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to each Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose each Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; Fund Services, the administrator, accounting agent and transfer agent; Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Funds’ proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and, (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of a Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s CCO as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to a Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

 32

On each Business Day, before commencement of trading in shares on the Exchange, the Dynamic Tactical Fund will disclose on its website the Fund’s Portfolio Reference Basket and Guardrail Amount and the Large Cap Core Fund will disclose on its website the Fund’s Proxy Portfolio. The Portfolio Reference Basket/Proxy Portfolio published on the Funds’ website each Business Day will include the following information for each portfolio holding in the Portfolio Reference Basket/Proxy Portfolio: (1) ticker symbol; (2) CUSIP or other identifier; (3) description of holding; (4) quantity of each security or other asset held; and (5) percentage weight of the holding in the Portfolio Reference Basket. Each Fund will provide a full list of holdings, including its top ten holdings, quarterly on www.sgiam.com 60 days after the quarter-end.

DETERMINATION OF NET ASSET VALUE

In accordance with procedures adopted by the Board, the NAV per share of each Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on a Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee.

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

A Fund or an Underlying Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Underlying Funds or the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Funds and their shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Company each fiscal year to distribute substantially all of each Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

Dividend Reinvestment Service

The Funds will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by a Fund at NAV. Distributions reinvested in additional shares of each Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

 33

Taxes – General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of the Prospectus and this SAI, respectively. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Each Fund has elected to be, and intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify each year for treatment as, a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to that such Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to that such Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (1) any one issuer, (2) two or more issuers that such Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough and such Fund does not satisfy the 90% distribution requirement described above, such Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of such Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Each Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, a Fund may designate the retained amount as undistributed capital gains in a written notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by such Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

A Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and a Fund's status as a regulated investment company. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Each Fund's investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, such Fund's yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by such Fund.

Loss Carryforwards

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years. As of August 31, 2025, the Funds had no capital loss carryovers.

 34

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts they manage, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account and each Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The following chart shows the aggregate brokerage commissions paid by the Funds for the fiscal period ended August 31:

Paid Brokerage Fees
SGI U.S. Large Cap Core ETF
For the fiscal year ended August 31, 2025	$41,220
For the fiscal year ended August 31, 2024	$51,137
For the fiscal period ended August 31, 2023(1)	$11,036
SGI Dynamic Tactical ETF
For the fiscal year ended August 31, 2025	$62,554
For the fiscal year ended August 31, 2024	$46,942
For the fiscal period ended August 31, 2023(2)	$20,361

(1)	Inception date of the Fund was March 30, 2023.

(2)	Inception date of the Fund was March 29, 2023.

Each Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. As of August 31, 2025, the Funds did not hold securities of their regular broker-dealers.

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

 35

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Portfolio Turnover

Portfolio turnover measures the percentage of a Fund’s total portfolio market value that was purchased or sold during the period. A Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

Each Fund’s portfolio turnover rates for the two most recent fiscal periods are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

Portfolio Turnover Rate
SGI U.S. Large Cap Core ETF(1)
For the fiscal year ended August 31, 2025	145%
For the fiscal year ended August 31, 2024	225%
SGI Dynamic Tactical ETF(1)
For the fiscal year ended August 31, 2025	108%
For the fiscal year ended August 31, 2024	167%

(1)	Inception date of the SGI U.S. Large Cap Core ETF was March 30, 2023, and inception date of the SGI Dynamic Tactical ETF was March 29, 2023.

SECURITIES LENDING

U.S. Bank, N.A. serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a Master Securities Lending Agreement entered into between the Funds and U.S. Bank, N.A.

As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from the Funds’ portfolio. U.S. Bank, N.A. is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines.

U.S. Bank, N.A. receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

 36

For the fiscal year ended August 31, 2025, the Funds did not engage in securities lending activities.

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. The Adviser will consider factors affecting the value of a Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser will vote proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

More Information

Each year, the Funds will make available the actual voting records relating to portfolio securities held by each Fund during the 12-month period ending June 30 without charge, upon request by calling 1-800-617-0004, or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Adviser’s proxy-voting policies and procedures is available by calling 1-800-617-0004 and will be sent within three business days of receipt of a request.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser. Sub-Adviser and/or their affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about a Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, Sub-Adviser and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to that Fund with each other share that represents an interest in that Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

 37

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

GENERAL INFORMATION

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Funds will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, located at Two Liberty Place, 50 S 16th St. Suite 2900, Philadelphia, PA 19102, is the independent registered public accounting firm of the Funds. The independent registered public accounting firm is responsible for conducting the annual audit of the Funds’ financial statements. The selection of the independent registered public accounting firm is approved annually by the Board.

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A, 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) of the Funds’ assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. Fund Services and the Custodian are affiliates.

For the periods shown the Funds paid Fund Services the following:

 38

Fees Paid to the Administrator
SGI U.S. Large Cap Core ETF(1)
For the fiscal year ended August 31, 2025	$—
For the fiscal year August 31, 2024	$50,413
For the fiscal period ended August 31, 2023	$15,612
SGI Dynamic Tactical ETF(2)
For the fiscal year ended August 31, 2025	$—
For the fiscal period August 31, 2024	$45,465
For the fiscal period ended August 31, 2023	$16,806

(1)	Inception date of the Fund was March 30, 2023.

(2)	Inception date of the Fund was March 29, 2023.

Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

 39

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Funds’ Annual Report to shareholders on Form N-CSR for the fiscal year ended August 31, 2025 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning the Funds at the telephone number appearing on the front page of this SAI. The financial statements for the fiscal year ended August 31, 2024 and fiscal period ended August 31, 2023 were audited by the Funds’ prior independent registered public accounting firm.

 40

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

 A-1

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

 A-2

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

 A-3

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

 A-4

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●         Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●         Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

 A-5

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

 A-6

APPENDIX B

Summit Global Investments, LLC

Proxy Voting

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Policy

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Procedures:

1.	Upon receipt of proxy voting request, review items to be voted upon and Board recommendations.

2.	Log into the proper online voting site and vote in accordance with Board recommendations unless otherwise notified by the Investment Committee.

3.	Document the company, items voted on, and how SUMMIT GLOBAL INVESTMENTS, LLC voted on the proxy spreadsheet.

Procedures for SUMMIT GLOBAL INVESTMENTS, LLC’s Receipt of Class Actions

The following procedures outline SUMMIT GLOBAL INVESTMENTS, LLC’s receipt of “Class Action” documents from clients and custodians. It is SUMMIT GLOBAL INVESTMENTS, LLC’s position not to file these “Class Action” documents, but if received will follow these guidelines:

1.                If “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Client, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion.  SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

2.                Similarly, if “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Custodian, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion.  SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

Prospectus

SGI Enhanced Global Income ETF

(Ticker: NASDAQ – GINX)

SGI Enhanced Core ETF

(Ticker: NASDAQ – USDX)

SGI Enhanced Nasdaq-100 ETF

(Ticker: NASDAQ – QXQ)

December 31, 2025
of The RBB Fund, Inc.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SGI Enhanced Global Income ETF	1
SGI Enhanced Core ETF	8
SGI Enhanced Nasdaq-100 ETF	15
Additional Information about the Funds	24
Management of the Funds	37
How to Buy and Sell Shares	38
Dividends, Distributions, and Taxes	40
Distribution	43
Additional Considerations	44
Financial Highlights	46

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the SGI Enhanced Global Income ETF, SGI Enhanced Core ETF or the SGI Enhanced Nasdaq-100 ETF (each a “Fund” and together, the “Funds”) or The RBB Fund, Inc. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

SGI Enhanced Global Income ETF

SUMMARY SECTION

Investment Objective

The investment objective of the SGI Enhanced Global Income ETF (for this section only, the “Fund”) is to seek capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.98%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.98%

(1)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$100	$312	$542	$1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 231% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) and seeks to achieve its objective by (1) actively investing in global companies that offer dividend income and that trade on U.S. stock exchanges and (2) investing in options strategies that seek to generate current income. The Fund uses an actively traded put and call options strategy that choose deep out-of-the-money strike prices generally expiring within 1-7 days to generate income. The options selling strategy

1

seeks to provide income using exposure to the value of the S&P 500 Index (the “Index”) or other broad benchmark indices. The Fund is subject to limits on the potential gains and losses as a result of the nature of the options strategy it employs. The Fund’s options contracts are intended to provide current income from option premiums and a limit on the Fund’s indirect participation in gains or losses, if any, of the increase in the value of the Index.

The Fund’s investments in non-U.S. companies include, without limitation, common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock through depository receipts, and American Depository Receipts (“ADRs”). The Fund invests, under normal market conditions, significantly (ordinarily at least 40% - unless market conditions are not deemed favorable by Summit Global Investments, LLC (the “Adviser”), in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets or derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. The Fund may also invest in other registered investment companies, including ETFs, which may or may not be managed by the Adviser (“Underlying Funds”). The Fund may invest in or have exposure to companies of any size, but primarily invests in large- and mid- capitalization companies.

The Fund seeks to provide an “enhanced” yield compared to traditional option-based strategies. It does this by frequently selling short-term options (typically less than one week in duration), which typically generates more income than selling longer-term options over the same period.

The Fund intends to enter into derivatives or other transactions, including options contracts, that provide leverage, in compliance with Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is expected to be a full derivatives user under Rule 18f-4, and has adopted policies and procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

In addition to its options investments, the Fund may hold short-term U.S. Treasury securities for collateral for the options, and to generate income.

In seeking to achieve its principal investment strategies, the Fund may engage in trading of portfolio securities that may result in a high portfolio turnover rate.

The Fund may also seek to increase its income by lending securities.

The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments in other investment companies, including ETFs, for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

2

●

Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

●

Counterparty Risk. Some of the derivatives entered into by the Fund are not traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. A counterparty defaulting on its payment obligations to the Fund will cause the value of an investment in the Fund to decrease.

●

Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Derivatives Risk. The Fund’s investments in derivative instruments including options, forward currency exchange contracts, swaps and futures, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation, and legal restrictions.

●

Dividend-Paying Securities Risk. A company issuing dividend-paying securities may fail and have to decrease or eliminate its dividend. In such an event, the Fund may not only lose the dividend payout but the stock price of the company may fall.

●

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

3

o

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as authorized participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Shares. Further, the Fund is utilizing a novel and unique structure, which may affect the number of entities willing to act as APs, market makers and/or liquidity providers.

o

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

o

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the The Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities and/or the financial instruments composing the Fund’s Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

o

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. There is a risk that market prices for Fund Shares will vary significantly from the Fund’s NAV.

●

Foreign Securities Risk. International investing may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections and differences in taxation, auditing and other financial practices. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

●

Futures Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market, and possible regulatory position limits and restrictions for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to

4

predict correctly the direction of securities prices, equity indices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

●

High Portfolio Turnover Risk. The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions and cause higher levels of current tax liability to shareholders of the Fund. A portfolio turnover rate of 100% is considered to be high. For the last fiscal year, the annual portfolio turnover rate of the Fund was lower than 100%, but the Fund’s portfolio turnover rate is expected to vary from year to year. The Adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

●

Large Shareholder Risk. Certain large shareholders, including APs, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.

●

Leverage Risk. Leverage amplifies changes in the Fund’s NAV and may make the Fund more volatile. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

●	Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil.

●

Low Volatility Risk. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Investing in low volatility stocks may limit the Fund’s gains in rising markets.

●

Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

5

●

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Although the Fund will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.

●	Mid-Cap Companies Risk. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

●

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The price and value of options can be highly volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including its anticipated volatility, which are affected by national and international fiscal and monetary policies, the time remaining until the expiration of the option contract and economic events, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. The value of the option contracts in which the Fund invests are substantially influenced by the value of the Index, and the Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless.

●

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and ETFs, its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

●

Price Participation Risk. The Fund employs an investment strategy that includes the sale of out-of-the-money put option contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Index over the call period (typically, one day, but may range up to one week). This means that if the Index experiences an increase in value above the strike price of the sold put options during a call period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Index over the call period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Index over each call period, but has full exposure to any decreases in value experienced by the Index over the call period, the NAV of the Fund may decrease over any given time period.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker- dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Referenced Index Risk. The Fund invests in options contracts that are based on the value of the Index (or in ETFs that track the Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of companies that comprised the Index or an ETF that tracks the Index, even though it does not.

●

Warrants Risk. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

6

Performance

Performance information for the Fund is not included because the Fund did not have a full calendar year of performance as of the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Recent performance information is available on the Fund’s website at www.sgiam.com.

Management of the Fund

Investment Adviser

Summit Global Investments, LLC serves as the investment adviser.

Investment Sub-Adviser

SG Trading Solutions, LLC serves as the investment sub-adviser.

Portfolio Managers

Name	Title with Adviser	Tenure with the Fund
David Harden	President and Portfolio Manager	Since Inception in February 2024
Aash Shah	Portfolio Manager	Since Inception in February 2024

Purchase and Sale of Fund Shares

Shares are listed on a national securities exchange, the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The median bid-ask spread for the Fund’s most recent fiscal year cannot be provided because the Fund did not have a trading history to report trading information and related costs prior to the date of this Prospectus. Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be provided at www.sgiam.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

7

SGI Enhanced Core ETF

SUMMARY SECTION

Investment Objective

The investment objective of the SGI Enhanced Core ETF (for this section only, the “Fund”) is to seek income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.98%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.98%

(1)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$100	$312	542	1201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, which leads to the 0% portfolio turnover rate reported above. If those instruments were included in the calculation, the Fund would have a high portfolio turnover rate.

8

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) and seeks to achieve its objective by (1) investing in a diversified portfolio of higher-yielding high quality short-term money market instruments, money market mutual funds and/or fixed-income and other debt-related instruments, and (2) investing in ultra-short-term options strategies that seek to generate current income. The Fund is not a money market fund and does not seek to maintain a fixed or stable net asset value (“NAV”). The Fund uses an actively traded put and call options strategy that chooses deep out of the money strike prices generally expiring within 1-7 days to generate income. The options selling strategy seeks to provide income using exposure to the value of the S&P 500 Index (the “Index”) or other broad benchmark indices and is subject to limits on the potential gains and losses as a result of the nature of the options strategy. The Fund’s options contracts are intended to provide current income from option premiums and a limit on the Fund’s indirect participation in gains or losses, if any, of the increase in the value of the Index.

The Fund seeks to provide an “enhanced” yield compared to traditional option-based strategies. It does this by frequently selling short-term options (typically less than one week in duration), which usually generates more income than selling longer-term options over the same period.

In addition to its options investments, the Fund will hold short-term U.S. Treasury securities for collateral for the options, and to generate income. The Fund may also invest in fixed-income and other debt-related instruments, bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency, repurchase agreements and other registered investment companies, including ETFs.

The Fund intends to enter into derivatives or other transactions, including options contracts, that provide leverage, in compliance with Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is expected to be a full derivatives user under Rule 18f-4, and has adopted policies and procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

In seeking to achieve its principal investment strategies, the Fund may engage in trading of portfolio securities that may result in a high portfolio turnover rate.

The Fund may also seek to increase its income by lending securities.

The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Bank Obligations Risk. The Fund may invest in deposits and other obligations of U.S. and non-U.S. banks and financial institutions. Investments in obligations of non-U.S. banks and financial institutions may involve risks that are different from investments in obligations of U.S. banks. These risks include future unfavorable political and economic developments, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by the Fund. All investments in deposits and other obligations are subject to credit risk, which is the risk that the Fund may lose its investments in these instruments if, for example, the issuing financial institution collapses and is unable to meet its obligations. This risk is more acute for investments in deposits and other obligations that are not insured by a government or private entity.

9

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

●

Counterparty Risk. Some of the derivatives entered into by the Fund are not traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. A counterparty defaulting on its payment obligations to the Fund will cause the value of an investment in the Fund to decrease.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Derivatives Risk. The Fund’s investments in derivative instruments including options, forward currency exchange contracts, swaps and futures, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation, and legal restrictions.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

o

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as authorized participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other

10

entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Shares. Further, the Fund is utilizing a novel and unique structure, which may affect the number of entities willing to act as APs, market makers and/or liquidity providers.

o

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

o

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities and/or the financial instruments composing the Fund’s Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

o

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. There is a risk that market prices for Shares will vary significantly from the Fund’s NAV. This risk is heightened in times of market volatility or periods of steep market declines.

●

Fixed Income Risk. Fixed income securities, such as U.S. Treasuries, or derivatives based on fixed income securities, are subject to credit risk and interest rate risk. Credit risk, as described more fully herein, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

●

Futures Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market, and possible regulatory position limits and restrictions for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, equity indices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

11

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Large Shareholder Risk. Certain large shareholders, including APs, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.

●

Leverage Risk. Leverage amplifies changes in the Fund’s NAV and may make the Fund more volatile. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

●	Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil.

●

Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The price and value of options can be highly volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including its anticipated volatility, which are affected by national and international fiscal and monetary policies, the time remaining until the expiration of the option contract and economic events, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. The value of the option contracts in which the Fund invests are substantially influenced by the value of the Index, and the Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless.

●

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and ETFs, its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’

12

investments, as well as to the other investment companies’ expenses. An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

●

Price Participation Risk. The Fund employs an investment strategy that includes the sale of out-of-the-money put option contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Index over the call period (typically, one day, but may range up to one week). This means that if the Index experiences an increase in value above the strike price of the sold put options during a call period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Index over the call period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Index over each call period, but has full exposure to any decreases in value experienced by the Index over the call period, the NAV of the Fund may decrease over any given time period.

●

Referenced Index Risk. The Fund invests in options contracts that are based on the value of the Index (or in ETFs that track the Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of companies that comprised the Index or an ETF that tracks the Index, even though it does not.

●

Repurchase Agreement Risk. When the Fund enters into a repurchase agreement, the Fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the Fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security. These risks are magnified to the extent that a repurchase agreement is secured by collateral other than cash or U.S. government securities.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker- dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Performance

Performance information for the Fund is not included because the Fund did not have a full calendar year of performance as of the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Recent performance information is available on the Fund’s website at www.sgiam.com.

Management of the Fund

Investment Adviser

Summit Global Investments, LLC serves as the investment adviser.

Investment Sub-Adviser

SG Trading Solutions, LLC serves as the investment sub-adviser.

13

Portfolio Managers

Name	Title with Adviser	Tenure with the Fund
David Harden	President and Portfolio Manager	Since Inception in February 2024
Aash Shah	Portfolio Manager	Since Inception in February 2024

Purchase and Sale of Fund Shares

Shares are listed on a national securities exchange, the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The median bid-ask spread for the Fund’s most recent fiscal year cannot be provided because the Fund did not have a trading history to report trading information and related costs prior to the date of this Prospectus. Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be provided at www.sgiam.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

14

SGI Enhanced Nasdaq-100 ETF

SUMMARY SECTION

Investment Objective

The investment objective of the SGI Enhanced Nasdaq-100 ETF (the “Fund”) is to seek capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.98%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.98%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$100	$312	$542	$1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, which least to the 0% portfolio turnover rate reported above. If those instruments were included in the calculation, the Fund would have a high portfolio turnover rate.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that, under normal market circumstances, seeks to achieve its objective by (1) investing at least 80% of its net assets (including borrowings for investment purposes) in equity investments of companies that, at the time of investment, are included in the Nasdaq-100® Index (the “Index”) and/or options or futures, ETFs or options on ETFs that seek to replicate the returns of the Index (the “80% Policy”), and (2) investing in options strategies that seek to generate current income. The Fund’s equity investments may include common

15

stock, preferred stock, warrants, securities convertible into common stock, futures, forwards, and options. To the extent options or futures are used to meet the Fund’s 80% policy, the notional value of the options or futures will be used when determining the Fund’s compliance.

An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset at an agreed-upon price (“strike price”) prior to a specified date (“expiration date”) in the near future. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell the underlying asset at the strike price at any time prior to the expiration date of the option, regardless of the market price of the underlying asset. A put option gives the purchaser the right to sell, and the writer (seller) the obligation to buy the underlying asset at the strike price at any time prior the expiration date of the option, regardless of the market price of the underlying asset.

A call option is considered out-of-the-money if the market price of the underlying asset is trading below the strike price of the call. A put option is out-of-the-money if the market price of the underlying asset is above the put’s strike price.

An option premium paid to the writer (seller) is in consideration for the writer (seller) undertaking the obligation to sell (in a call option), or to buy (in a put option) the underlying asset, under the options contract.

The Fund uses an actively traded put and call options strategy that writes/sells options with deep out-of-the-money strike prices generally having an expiration date within 1-7 days to generate income. The Fund seeks to provide an “enhanced” yield compared to traditional option-based strategies. It does this by frequently selling short-term options (typically less than one week in duration) to generate income. Options that expire within 1 - 7 days and that are deep out-of-the-money exhibit a greater tendency to expire worthless and help avoid additional costs to the Fund of needing to close out the options contracts through repurchasing them at a higher price. Thus, it is more likely that the Fund would be able to collect the entire premium of the options sold.

The Fund’s options selling strategy seeks to provide income using exposure to the value of the Index and other broad benchmark indices such as the S&P 500® Index and the Russell 2000® Index. The Fund will consider factors such as liquidity, demand, premiums, and volatility in writing options against various broad benchmark indexes. The Index is a market-capitalization weighted index comprised of the securities of the 100 of the largest non-financial companies listed on The Nasdaq Stock Market LLC based on their market capitalization. Such securities may include companies domiciled domestically or internationally (including in emerging markets), and may include common stocks, preferred stock, warrants, securities convertible into common stock, and depositary receipts representing interests in non-U.S. companies. The Index excludes companies that are classified in the “Financials” group by the Industry Classification Benchmark, a product of FTSE International Limited. As of March 28, 2024, the Index had significant exposure to companies in the Technology and Consumer Discretionary sectors. The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries, but the Fund may have significant exposure from time to time to companies in particular industries similar to the make-up of the Index.

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 80% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index. The Russell 2000® Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000® Index which is designed to represent approximately 98% of the investable US equity market.

Since the Fund writes/sells options with deep out-of-the-money strike prices, the Fund’s options contracts are intended to provide current income from option premiums. The Fund is subject to limits on the potential gains from selling options contracts to the premiums it collects as a result of the nature of the Fund’s options selling strategy. When the Fund sells an options contract it collects a premium as the seller. When the Fund holds a contract until expiration the premium collected is paid to the Fund. This process creates additional income to the Fund. The Fund may need to purchase or buy the same options contract based on market movements of the underlying indexes to avoid a loss or lock in a loss. This purchase or buy is meant to close out the options contract position, either locking in a gain or loss, based on the price received from when selling the options contract compared to the price paid for when purchasing the same options contract.

The Fund intends to enter into derivatives or other transactions, including options contracts, that provide leverage, in compliance with Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is expected to be a full derivatives user under Rule 18f-4, and has adopted policies and procedures for investing in derivatives

16

and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

In addition to its options investments and equity investments, the Fund may hold short-term U.S. Treasury securities for collateral for the options, and to generate income.

The Fund may invest in securities of non-U.S. companies including, without limitation, common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and American Depository Receipts (“ADRs”). The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets or derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. The Fund may also invest in other registered investment companies, including ETFs (which may or may not be managed by the Adviser (“Underlying Funds”), to the extent permitted by applicable law and subject to certain restrictions. The Fund primarily invests in large-capitalization companies, but may invest in or have exposure to companies of any size within the limits of the Fund’s 80% Policy.

In seeking to achieve its investment objectives, the Fund may engage in trading of portfolio securities that may result in a high portfolio turnover rate.

The Fund may also seek to increase its income by lending securities.

The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned strategies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash, eligible U.S. dollar-denominated money market instruments, or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities, and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures. Accordingly, during such periods, the Fund may not achieve its investment objective.

Principal Investment Risks

Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

●

Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

17

●

Counterparty Risk. Some of the derivatives entered into by the Fund are not traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. A counterparty defaulting on its payment obligations to the Fund will cause the value of an investment in the Fund to decrease.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Derivatives Risk. The Fund’s investments in derivative instruments including options, forward currency exchange contracts, swaps and futures, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation, and legal restrictions.

●

Dividend-Paying Securities Risk. A company issuing dividend-paying securities may fail and have to decrease or eliminate its dividend. In such an event, the Fund may not only lose the dividend payout but the stock price of the company may fall.

●

Equity Markets Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

o

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares

18

in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Shares.

o

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

o

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the The Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities and/or the financial instruments composing the Fund’s Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

o

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. There is a risk that market prices for Fund Shares will vary significantly from the Fund’s NAV. Where all or portion of the Fund’s underlying securities trade in a foreign market that is closed when the market in which the Fund’s Shares are listed is open for trading, there may be changes between the last quote of the underlying securities’ value in the closed foreign market and the value of such underlying securities during the Fund’s domestic trading day.

●

Futures Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market, and possible regulatory position limits and restrictions for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, equity indices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

●

High Portfolio Turnover Risk. The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions and cause higher levels of current tax liability to shareholders of the Fund. A portfolio turnover rate of 100% is considered to be high. The Adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

●

Inflation and Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the

19

Fund’s shareholders. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

●

Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

●

Large Shareholder Risk. Certain large shareholders, including APs, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.

●

Leverage Risk. Leverage amplifies changes in the Fund’s NAV and may make the Fund more volatile. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

●	Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil.

●

Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

●

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Although the Fund will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.

●

Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

●

Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

●

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The price and value of options can be highly volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including its anticipated volatility, which are affected by national and international fiscal and monetary policies, the time remaining until the expiration of the option contract and economic events, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. The value of the option contracts in which the Fund invests are substantially influenced by the value of the Index, and the Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless.

●

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and ETFs, its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’

20

investments, as well as to the other investment companies’ expenses. An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

●

Price Participation Risk. The Fund employs an investment strategy that includes the sale of out-of-the-money put option contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Index over the call period (typically, one day, but may range up to one week). This means that if the Index experiences an increase in value above the strike price of the sold put options during a call period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Index over the call period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Index over each call period, but has full exposure to any decreases in value experienced by the Index over the call period, the NAV of the Fund may decrease over any given time period.

●

Referenced Index Risk. The Fund invests in options contracts that are based on the value of the Index (or in ETFs that track the Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of companies that comprised the Index or an ETF that tracks the Index, even though it does not.

●	Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker- dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tracking Error Risk. The performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

●

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

●

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its options contracts becomes more difficult and the judgment of the Adviser, as the Fund’s valuation designee, employing the fair value procedures adopted by the Board of Directors (the “Board”) of the RBB Fund, Inc. (the “Company”), may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. In the event an investment may need to be fair valued, the valuation involves subjectivity and there is a risk that the Fund may not be able to sell an investment at the price assigned to it in accordance with the Company’s policies and procedures in accordance with Rule 2a-5 of the 1940 Act (“Rule 2a-5”).

21

●

Warrants Risk. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Performance

Performance information for the Fund is not included because the Fund did not have a full calendar year of performance as of the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Recent performance information is available on the Fund’s website at www.sgiam.com.

Management of the Fund

Investment Adviser

Summit Global Investments, LLC serves as the investment adviser.

Investment Sub-Adviser

SG Trading Solutions, LLC serves as the investment sub-adviser.

Portfolio Managers

Name	Title with Adviser	Tenure with the Fund
David Harden	President and Portfolio Manager	Since Inception in June 2024
Aash Shah	Portfolio Manager	Since Inception in June 2024

Purchase and Sale of Fund Shares

Shares are listed on a national securities exchange, the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The median bid-ask spread for the Fund’s most recent fiscal year cannot be provided because the Fund did not have a trading history to report trading information and related costs prior to the date of this Prospectus. Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be provided at www.sgiam.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination of the foregoing), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

22

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

23

Additional Information about the Funds

Investment Objective

Each Fund’s investment objective may be changed by the Board of Directors (the “Board”) of the Company without shareholder approval. Shareholders will, however, receive 60 days’ prior written notice of any changes. Any such changes may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

Additional Information About Each Fund’s Principal Investments and Risks

	SGI Enhanced Global Income ETF	SGI Enhanced Core ETF	SGI Enhanced Nasdaq-100 ETF
Affiliated Fund Risk	X		X
Bank Obligations Risk		X
Common Stock Risk	X		X
Concentration Risk	X	X
Convertible Securities Risk	X	X	X
Counterparty Risk	X	X	X
Credit Risk	X	X	X
Currency Risk	X	X
Cyber Security Risk	X	X	X
Derivatives Risk	X	X	X
Dividend-Paying Securities Risk	X		X
Equity Markets Risk			X
ETF Risk	X	X	X
Fixed Income Securities Risk		X
Foreign Securities Risk	X
Futures Risk	X	X	X
High Portfolio Turnover Risk		X	X
Inflation and Deflation Risk	X	X	X
Interest Rate Risk	X	X
Large-Cap Companies Risk	X		X
Large Shareholder Risk	X	X	X
Leverage Risk	X	X	X
Liquidity Risk	X	X	X
Low Volatility Risk	X
Management Risk	X	X	X
Market Risk	X	X	X
Mid-Cap Companies Risk	X
New Fund Risk	X	X	X
Non-Diversification Risk			X
Non-U.S. Issuers Risk			X
Options Risk	X	X	X
Other Investment Company Risk	X	X	X

24

	SGI Enhanced Global Income ETF	SGI Enhanced Core ETF	SGI Enhanced Nasdaq-100 ETF
Price Participation Risk	X	X	X
Referenced Index Risk	X	X	X
Repurchase Agreement Risk		X
Sector Risk			X
Securities Lending Risk	X	X	X
Short Term Investments Risk	X	X	X
Tracking Error Risk			X
U.S. Government Obligations Risk		X	X
Valuation Risk			X
Warrants Risk	X		X

Affiliated Fund Risk. (Only a principal risk of the SGI Enhanced Global Income ETF and SGI Enhanced Nasdaq-100 ETF) Affiliated fund risk is the risk that the Adviser may select investments in other investment companies, including ETFs, for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

Bank Obligations Risk. (Only a principal risk of the SGI Enhanced Core ETF) The Fund may invest in deposits and other obligations of U.S. and non-U.S. banks and financial institutions. Deposits and obligations of banks and financial institutions include certificates of deposit, time deposits, and bankers’ acceptances. Certificates of deposit and time deposits represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate. Certificates of deposit are negotiable certificates, while time deposits are non-negotiable deposits. A banker’s acceptance is a time draft drawn on and accepted by a bank that becomes a primary and unconditional liability of the bank upon acceptance. Investments in obligations of non-U.S. banks and financial institutions may involve risks that are different from investments in obligations of U.S. banks. These risks include future unfavorable political and economic developments, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held in the Fund. All investments in deposits and other obligations are subject to credit risk, which is the risk that the Fund may lose its investments in these instruments if, for example, the issuing financial institution collapses and is unable to meet its obligations. This risk is more acute for investments in deposits and other obligations that are not insured by a government or private entity.

Common Stock Risk. (Only a principal risk of the SGI Enhanced Global Income ETF and SGI Enhanced Nasdaq-100 ETF) Common stocks in which the SGI Enhanced Global Income ETF may invest are subject to market, economic and business risks that will cause their price to fluctuate over time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. An investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Concentration Risk. Any of the Funds may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

25

Convertible Securities. Convertible securities have characteristics of both equity and fixed income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, the credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed income securities will decline in value.

Counterparty Risk. Some of the derivatives entered into by a Fund are not traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes a Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing a Fund to suffer a loss. A counterparty defaulting on its payment obligations to a Fund will cause the value of an investment in the Fund to decrease. If a Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of a Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by a Fund. When a Fund is required to post margin or other collateral with a counterparty, including with a futures commission merchant or a clearing organization for futures or other derivative contracts, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. In the event of the counterparty’s bankruptcy or insolvency, a Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and a Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

A Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that a Fund will not sustain a loss on a transaction as a result. Transactions entered into by a Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. A failure by any such entity may lead to a loss to a Fund.

Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. Also, the degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value or default.

If a security issuer defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. Lower credit quality may lead to greater volatility in the price of a security and in Shares. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment Shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

When the Fund invests in over-the-counter derivatives (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on any counterparty exposes the Fund to the risk that such counterparty will not settle a transaction in accordance with its terms and conditions

26

because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If any counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Although U.S. Government Securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. Government Securities markets and ultimately the Funds. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

Currency Risk. A Fund’s investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and that may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Funds’ adviser and other service providers (including, but not limited to, the Funds’ accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds, and issuers in which the Funds invest. A Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. The Funds may, but need not, use derivative contracts for any of the following purposes:

●	To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased;

●	As a substitute for buying or selling currencies or securities; or

●	To seek to enhance a Fund’s return in non-hedging situations (which is considered a speculative activity).

27

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. The Funds may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Funds’ stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Funds may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Funds’ holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Funds less liquid and harder to value, especially in declining markets.

Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires the Funds to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Each Fund is required to comply with Rule18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

●

Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Dividend-Paying Securities Risk. (Only a principal risk of the SGI Enhanced Global Income ETF and SGI Enhanced Nasdaq-100 ETF) The Fund invests in securities that pay dividends. There can be no assurance that dividends will be declared or paid on securities held by the Fund in the future, or that dividends will remain at current levels or increase. A company issuing dividend-paying securities may fail and have to decrease or eliminate its dividend. In such an event, the Fund may not only lose the dividend payout but the stock price of the company may fall.

Equity Markets Risk. (Only a principal risk of the SGI Enhanced Nasdaq-100 ETF) The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value. Common stocks are generally exposed to greater risk that other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, and banking crises.

ETF Risk. Each Fund is an ETF, and, as a result of an ETF’s structure, each Fund is exposed to the following risks:

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Each Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process

28

creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.

Cash Transactions Risk. (Only a principal risk of the SGI Enhanced Core ETF and SGI Enhanced Nasdaq-100 ETF) Unlike certain ETFs, a Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, a Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease a Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if a Fund had effected redemptions wholly on an in-kind basis.

Secondary Market Trading Risk. Although each Fund’s Share are listed for trading on The Nasdaq Stock Market LLC (the “Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of each Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Funds’ NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Fixed Income Securities Risk. (Only a principal risk of the SGI Enhanced Core ETF) A substantial portion of the SGI Enhanced Core ETF’s assets may be invested in securities issued by the U.S. Government and/or other fixed-income securities. When interest rates change, the value of the SGI Enhanced Core ETF’s fixed-income investments will be affected. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the SGI Enhanced Core ETF’s share price. The longer the effective maturity and duration of the SGI Enhanced Core ETF’s portfolio, the more the SGI Enhanced Core ETF’s share price is likely to react to interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the SGI Enhanced Core ETF might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the SGI Enhanced Core ETF may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the SGI Enhanced Core ETF to fall.

Fixed income investments are also subject to “Credit Risk” discussed herein.

Foreign Securities Risk. (Only a principal risk of the SGI Enhanced Global Income ETF) The SGI Enhanced Global Income ETF may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

29

In addition, the SGI Enhanced Global Income ETF may invest in securities traded or denominated in foreign currencies and in multinational currencies such as the Euro. A Fund will value its securities and other assets in U.S. dollars. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks, which include more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the SGI Enhanced Global Income ETF invests. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. Further, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation. The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the SGI Enhanced Global Income ETF’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve its investment objective, prevent the Fund from receiving payments otherwise due it, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Futures Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract; (b) possible lack of a liquid secondary market, and possible regulatory position limits and restrictions for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, equity indices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Fund may have to sell securities at a time when it may be disadvantageous to do so.

High Portfolio Turnover Risk. (Only a principal risk of the SGI Enhanced Global Income ETF and SGI Enhanced Nasdaq-100 ETF) A Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from a Fund’s performance.

30

Inflation and Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and a Fund’s investments may not keep pace with inflation, which may result in losses to a Fund’s shareholders. While inflation and/or a more normalized interest rate environment relative to the past decade may create more opportunities for a value focused investment strategy, there can be no guarantee or certainty that any such opportunities will be captured or will be realized. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Interest Rate Risk. A Fund’s investments in U.S. Government securities and commercial paper will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes.

Large-Cap Companies Risk. (Only a principal risk of the SGI Enhanced Global Income ETF and SGI Enhanced Nasdaq-100 ETF) Large capitalization companies as a group could fall out of favor with the market, causing a Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

Large Shareholder Risk. Certain large shareholders, including APs, may from time to time own a substantial amount of a Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk. Leverage amplifies changes in a Fund’s NAV and may make the Fund more volatile. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund uses leverage or utilizes certain of these practices, it may need to dispose of some of its holdings at unfavorable times or prices in order to satisfy its obligations or to comply with certain asset coverage requirements.

Liquidity Risk. Some securities held by a Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If a Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

31

Low Volatility Risk. (Only a principal risk of the SGI Enhanced Global Income ETF) Investments in low volatility companies are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility companies may not produce investment exposure that has lower variability to changes in market levels. Investing in low volatility companies may limit a Fund’s gains in rising markets.

Management Risk. Each Fund is subject to the risk of poor selection of portfolio securities. The companies in which a Fund invests may not perform as well as expected, and/or a Fund’s portfolio management practices may not work to achieve their desired result. If the Adviser’s perception of a Fund’s portfolio securities’ value is not realized in the expected time frame, a Fund’s overall performance may suffer.

Market Risk. The NAV of a Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Funds will invest in companies that the Adviser believes will produce less volatility, there is no guarantee that the companies will perform as expected. The prices of securities held by the Funds may decline in response to conditions affecting the general economy, overall market changes, local, regional or global political, social or economic instability, and currency, interest rate and commodity price fluctuations.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Mid-Cap Companies Risk. (Only a principal risk of the SGI Enhanced Global Income ETF) The SGI Enhanced Global Income ETF may invest in mid-cap company securities as part of its principal investment strategies. Investing in securities of companies with mid-sized capitalizations tends to be riskier than investing in securities of companies with large

32

capitalizations. Securities of companies with mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

Non-Diversification Risk. (Only a principal risk of the SGI Enhanced Nasdaq-100 ETF) The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Non-U.S. Issuers Risk. (Only a principal risk of the SGI Enhanced Nasdaq-100 ETF) The Fund may invest in securities of non-U.S. corporate issuers.Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

In addition, the Fund may invest in securities of non-U.S. corporate issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. A Fund may “cover” a call option by owning the security underlying the option or through other means. The price and value of options can be highly volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including its anticipated volatility, which are affected by national and international fiscal and monetary policies, the time remaining until the expiration of the option contract and economic events, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. The value of the option contracts in which a Fund invests are substantially influenced by the value of the Index, and a Fund may experience substantial downside from specific option positions and certain option positions held by a Fund may expire worthless.

Other Investment Company Risk. To the extent a Fund invests in other investment companies, including money market funds and ETFs, its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

33

Price Participation Risk. Each Fund employs an investment strategy that includes the sale of out-of-the-money put option contracts, which limits the degree to which a Fund will participate in increases in value experienced by the Index over the call period (typically, one day, but may range up to one week). This means that if the Index experiences an increase in value above the strike price of the sold put options during a call period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Index over the call period. Additionally, because a Fund is limited in the degree to which it will participate in increases in value experienced by the Index over each call period, but has full exposure to any decreases in value experienced by the Index over the call period, the NAV of the Fund may decrease over any given time period. Each Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Index. The degree of participation in the Index gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put option contracts and will vary from call period to call period. The value of the options contracts is affected by changes in the value and dividend rates of the Index, changes in interest rates, changes in the actual or perceived volatility of the Index and the remaining time to the options’ expiration, as well as trading conditions in the options market.

Referenced Index Risk. Each Fund invests in options contracts that are based on the value of the corresponding Index. This subjects the Fund to certain of the same risks as if it owned shares of the companies that comprised the Index, even though it does not. By virtue of the Fund’s investments in options contracts that are based on the value of its corresponding Index, the Fund may also be subject to the following risks:

Indirect Investment in an Index Risk. Each Index is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and is not involved with this offering in any way. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the underlying stocks that comprise an Index but will be subject to declines in the performance of the Index.

Index Trading Risk. The trading price of the Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies.

Repurchase Agreement Risk. (Only a principal risk of the SGI Enhanced Core ETF) When the Fund enters into a repurchase agreement, the Fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the Fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security. These risks are magnified to the extent that a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Sector Risk. (Only a principal risk of the SGI Enhanced Nasdaq-100 ETF) To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest more heavily in the following sectors, among others:

Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Consumer Discretionary Sector Risk. The consumer discretionary sector (which includes companies in industries such as consumer and household durables, consumer services, media, retailing, and automobiles) can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. Success depends heavily on disposable household income and consumer spending. Competition in this sector is exacerbated by the shift toward online shopping, which may affect

34

a company’s margins and its stock price. Faster-than-expected interest rate hikes by the Federal Reserve and rising oil prices could dampen the ability of consumers to spend on discretionary items, which may adversely affect companies in this sector. There are also indications that consumers, especially millennials, have different spending habits and some companies in this sector might have difficulty adjusting to these, and other consumer trends.

Securities Lending Risk. (Only a principal risk of the SGI Enhanced Global Income ETF and SGI Enhanced Nasdaq-100 ETF) A Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund’s total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending a Fund’s portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral or from recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Short-Term Investments Risk. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of their assets in high quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, to preserve capital, the Fund would not be pursuing its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes.

Tracking Error Risk. (Only a principal risk of the SGI Enhanced Nasdaq-100 ETF) The performance of the Fund, and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by its Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

U.S. Government Obligations Risk. (Only a principal risk of the SGI Enhanced Core ETF and SGI Enhanced Nasdaq-100 ETF) While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Valuation Risk. (Only a principal risk of the SGI Enhanced Nasdaq-100 ETF) During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its options contracts becomes more difficult and the judgment of the Adviser, as the Fund’s valuation designee, employing the fair value procedures adopted by the Board of the Company, may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. In the event an investment may need to be fair valued, the valuation involves subjectivity and there is a risk that the Fund may not be able to sell an investment at the price assigned to it in accordance with the Company’s policies and procedures in accordance with Rule 2a-5 of the 1940 Act.

Warrants Risk. (Only a principal risk of the SGI Enhanced Global Income ETF and SGI Enhanced Nasdaq-100 ETF) The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Additional Information about each Fund’s Non-Principal Investments and Risks

Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a

35

collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, if applicable, may have lower trading volumes and may increase this risk.

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Fund’s Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Legal and Regulatory Change Risks. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Fund could be substantial and adverse.

RIC Compliance Risk. Each Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, such Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of such Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, such Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

Temporary Investments. Each Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. If a Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

The Funds may make other types of investments and may engage in various other investment practices. These investments and practices, and their risks, are described in the Funds’ Statement of Additional Information (“SAI”).

36

Management of the Funds

The Board of the Company, of which each Fund is a series, is responsible for supervising the operations and affairs of the Funds. The Adviser is responsible for the daily management and administration of each Fund’s operations.

Investment Adviser

Summit Global Investments, LLC is located at 620 South Main Street, Bountiful, Utah 84010. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts. The Adviser is 100% privately-owned, and was founded in 2010.

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with each Fund’s investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of investment advisory agreements between the Company and the Adviser (each, an “Advisory Agreement” and together, the “Advisory Agreements”). Under the terms of its Advisory Agreement, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.98%, 0.98% and 0.98% of the average daily net assets of the SGI Enhanced Global Income ETF, SGI Enhanced Core ETF and SGI Enhanced Nasdaq-100 ETF, respectively, during the month. From the unitary management fees, the Adviser pays most of the expenses of the Funds, including the cost of sub-advisory fees to any investment sub-adviser, transfer agency, custody, fund administration, legal, audit and other services. However, under each Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. For the fiscal year ended August 31, 2025, the Adviser received an advisory fee of 0.98%, 0.98%, and 0.98% (annualized) of the average daily net assets of the SGI Enhanced Global Income ETF, SGI Enhanced Core ETF, and SGI Enhanced Nasdaq-100 ETF, respectively.

Investment Sub-Adviser

SG Trading Solutions, LLC (the "Sub-Adviser"), the investment sub-adviser to the Funds, is located at 620 South Main Street, Bountiful, Utah 84010. The Sub-Adviser is an affiliate of the Adviser. The Sub-Adviser implements rigorous quantitative and fundamental analysis to achieve best execution, and is subject to oversight by the Adviser and the Board. Under the Sub-Advisory Agreement, the Sub-Adviser receives a fee from the Adviser, calculated daily and paid monthly, equal to 0.05% of the average daily net assets of each Fund.

A discussion regarding the Board’s initial approval of each Fund’s Advisory Agreement and Sub-Advisory Agreement and the factors the Board considered with respect to their approval is available in the Funds’ annual financial statements dated August 31, 2025.

Portfolio Managers

The Adviser

David Harden, the President of the Adviser, is primarily responsible for the day-to-day management of each Fund’s investment portfolio. Mr. Harden founded the Adviser in 2010. He has managed the Funds since the inception dates of each Fund and is known for the Adviser’s Managed Risk ApproachTM . Prior to founding the Adviser, Mr. Harden worked with Fidelity Investments, Evergreen Investments, and Ensign Peak Advisors, where he was responsible for developing and implementing numerous portfolio strategies. He is a graduate of Boston College, BA, and Boston University, MSCS.

Aash Shah is a Portfolio Manager of the Adviser and is responsible for the day-to-day management of each Fund’s investment portfolio. Mr. Shah joined the Adviser in 2017 as a Portfolio Manager. Mr. Shah has over 32 years of investment management experience including over 27 years as a portfolio manager. Previously, Mr. Shah managed small, mid, and large cap funds for Federated Investors in both New York City and Pittsburgh. Mr. Shah has a Bachelor’s degree from the University of Pittsburgh Swanson School of Engineering and an MBA in Finance and Accounting from the Tepper School at Carnegie Mellon University. He also holds a CFA charter.

The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by them, and their ownership of Shares of the Funds.

37

How to Buy and Sell Shares

Each Fund issues and redeems its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling a Fund’s Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning a Fund’s Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of a Fund’s Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. In addition, the Funds reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for a Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

38

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates by the Funds’ Valuation Designee (defined below) under guidelines established by the Board.

Fair Value Pricing

If market quotations are unavailable or deemed unreliable by the Funds’ administrator, in consultation with the Adviser, securities will be fair valued by the Adviser, as the Funds’ Valuation Designee (the “Valuation Designee”), in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments. The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

39

Dividends, Distributions, and Taxes

Dividends and Distributions

The SGI Enhanced Global Income ETF and the SGI Enhanced Nasdaq-100 ETF intend to pay out dividends, if any, quarterly, and the SGI Enhanced Core Income ETF intends to pay out dividends, if any, monthly. Each Fund will distribute any net realized capital gains to its shareholders annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of a Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

For taxable investors, distributions of the Fund’s taxable income or gain are taxable whether reinvested in Shares or received in cash.

Taxes

Each Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are “United States persons” (within the meaning of the Code) holding Shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares of a Fund is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell your Shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income (as discussed below). Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares of a Fund. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares of a Fund.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both such Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may

40

be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, provided holding period and other requirements are met by both such Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities, if any. If a Fund were to retain any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder. A Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Funds.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of Shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares of the Fund). Income from U.S. Treasury securities are generally exempt from state and local taxes. Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your Shares.

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold

For federal income tax purposes, any gain or loss realized upon a sale of Shares of a Fund generally is treated as a capital gain or loss and as a long-term capital gain or loss if those Shares have been held for more than 12 months and as a short-term capital gain or loss if those Shares have been held for 12 months or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid or undistributed capital gains deemed paid with respect to such Shares of a Fund. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired (or the shareholder enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Shares. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of Shares of a Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the Shares.

41

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

Properly reported distributions by a Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by a Fund in respect of such Fund’s “qualified net interest income” (i.e., such Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by a Fund in connection with such Fund’s “qualified short-term gains” (generally, the excess of such Fund’s net short-term capital gains over such Fund’s long-term capital losses for such tax year). However, depending on the circumstances, a Fund may report all, some or none of such Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. If a Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by such Fund on deemed capital gain distributions.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of Funds’ Shares, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on Capital Gain Dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from that Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Funds are generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in any of the Funds.

Backup Withholding

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares of a Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or

42

loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Company on behalf of each Fund has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to Section 351 of the Code, such Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of a Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of a Fund are acquired (or the AP enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

The Funds may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Funds may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind which would generally not give rise to a taxable gain or loss for the Fund. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on a Fund’s distributions and sales of Shares of a Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of the Funds under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

Distribution

The Distributor, Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

43

Additional Considerations

Payments to Financial Intermediaries

The Adviser and Sub-Adviser, out of their own resources and without additional cost to the Funds or their shareholders, may pay intermediaries, including affiliates of the Adviser and Sub-Adviser, for the sale of Fund Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Shares of a Fund available to their customers generally and in investment programs. The Adviser and Sub-Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser and/or Sub-Adviser believes may facilitate investment in the Funds.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares of the Funds, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds and other ETFs.

Premium/Discount Information

Each Fund is new and therefore does not have any information regarding how often Shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of a Fund. Once available, this information will be presented, free of charge, on the Funds’ website at www.sgiam.com.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

44

Disclosure of Portfolio Holdings

Each Fund discloses its full portfolio holdings, as of the close of business the prior day, each day before the opening of trading on the Exchange at www.sgiam.com. Recent information, including information regarding each Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is also available at www.sgiam.com. A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI.

Additional Information

The Funds enter into contractual arrangements with various parties, including, among others, the Funds’ investment adviser and investment sub-adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase Shares of a Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

45

Financial Highlights

The following financial highlight tables are intended to help you understand each Fund’s financial performance for the period of its operations. Certain information reflects financial results for a single Share. Total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, the independent registered public accounting firm, which is available upon request. The information for the period ended August 31, 2024, was audited by the Funds’ prior independent registered public accounting firm.

SGI Enhanced Global Income ETF	For the Year Ended August 31, 2025	For The Period Ended August 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$26.81	$25.00

INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.67	0.32
Net realized and unrealized gain (loss) on investments(d)	2.73	1.68
Total from investment operations	3.40	2.00

LESS DISTRIBUTIONS FROM:
Net investment income	(0.69)	(0.19)
Net realized gains	(0.31)	—
Total distributions	(1.00)	(0.19)
ETF transaction fees per share	—	—
Net asset value, end of period	$29.21	$26.81
TOTAL RETURN(e)	13.11%	8.01%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$83,385	$68,239
Ratio of expenses to average net assets(f)(g)	1.00%	1.14%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets(f)(g)	0.02%	—
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short(f)(g)	0.98%	0.98%
Ratio of net investment income (loss) to average net assets(f)(g)	2.47%	2.46%
Portfolio turnover rate(e)(h)	231%	158%

(a)	Inception date of the Fund was February 28, 2024.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

(d)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)

These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.

(h)	Portfolio turnover rate excludes in-kind transactions.

46

SGI Enhanced Core ETF	For the Year Ended August 31, 2025	For The Period Ended August 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.80	$25.00

INVESTMENT OPERATIONS:
Net investment income(b)	0.84	0.53
Net realized and unrealized gain (loss) on investments(c)	0.75	0.49
Total from investment operations	1.59	1.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.97)	(0.22)
Net realized gains	(0.72)	—
Total distributions	(1.69)	(0.22)
Net asset value, end of period	$25.70	$25.80
TOTAL RETURN(d)	6.34%	4.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$489,092	$129,257
Ratio of expenses to average net assets(e)	0.98%	0.99%
Ratio of net investment income (loss) to average net assets(e)	3.27%	4.16%
Portfolio turnover rate(d)(f)	0%	0%

(a)	Inception date of the Fund was February 28, 2024.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate excludes in-kind transactions.

47

SGI Enhanced Nasdaq-100 ETF	For the Year Ended August 31, 2025	For The Period Ended August 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.43	$25.00

INVESTMENT OPERATIONS:
Net investment income(b)	0.59	0.15
Net realized and unrealized gain (loss) on investments(c)	4.18	0.28
Total from investment operations	4.77	0.43

LESS DISTRIBUTIONS FROM:
Net investment income	(0.52)	—
Net realized gains	(0.25)	—
Total distributions	(0.77)	—
Net asset value, end of period	$29.43	$25.43
TOTAL RETURN(d)	19.08%	1.70%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$38,255	$10,554
Ratio of expenses to average net assets(e)	0.98%	1.18%
Ratio of net investment income (loss) to average net assets(e)	2.17%	2.80%
Portfolio turnover rate(d)(f)	0%	0%

(a)	Inception date of the Fund was June 13, 2024.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate excludes in-kind transactions.

48

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

PRIVACY NOTICE
FACTS	WHAT DO THE SGI FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons SGI Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Do the SGI Funds share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-251-4847 or go to www.sgiam.com

What we do
How do the Summit Global Investments Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Summit Global Investments Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Summit Global Investments, LLC, the investment adviser to the SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, SGI U.S. Large Cap Equity VI Portfolio, SGI Peak Fund, SGI Prudent Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Core ETF, SGI Enhanced Global Income ETF and SGI Enhanced Market Leaders ETF.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, SGI U.S. Large Cap Equity VI Portfolio, SGI Peak Fund, SGI Prudent Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Core ETF, SGI Enhanced Global Income ETF and SGI Enhanced Market Leaders ETF don’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, SGI U.S. Large Cap Equity VI Portfolio, SGI Peak Fund, SGI Prudent Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Core ETF, SGI Enhanced Global Income ETF and SGI Enhanced Market Leaders ETF may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

INVESTMENT ADVISER

Summit Global Investments, LLC
620 South Main Street
Bountiful, Utah 84010

INVESTMENT SUB-ADVISER

SG Trading Solutions, LLC
620 South Main Street
Bountiful, Utah 84010

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

FOR MORE INFORMATION

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Funds’ investments is included in the Funds’ annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its most recently completed fiscal year. The Funds’ annual and semi-annual reports to shareholders is available at the Funds’ website at www.sgiam.com or by calling 1-800-617-0004.

Statement of Additional Information

The Funds’ SAI, dated December 31, 2025, has been filed with the SEC. The SAI, which includes additional information about the Funds, may be obtained free of charge at the Funds’ website or by calling 1-800-617-0004. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semi-annual and annual reports. To obtain a free copy of the SAI, semi-annual or annual reports or if you have questions about the Funds:

By Internet

Go to www.sgiam.com.

By Telephone

Call 1-800-617-0004 or your securities dealer.

From the SEC

Information about the Funds (including the SAI) and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-05518

SGI-003-25

SGI Enhanced Global Income ETF
(Ticker: NASDAQ – GINX)

SGI Enhanced Core ETF
(Ticker: NASDAQ – USDX)

SGI Enhanced Nasdaq-100 ETF
(Ticker: NASDAQ – QXQ)

Each a series of The RBB Fund, Inc.

______________________________

620 South Main Street, Bountiful, Utah 84010

Statement of Additional Information

Dated December 31, 2025

The SGI Enhanced Global Income ETF, SGI Enhanced Core ETF, and SGI Enhanced Nasdaq-100 ETF (each a “Fund” and together, the “Funds”) are diversified series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

Summit Global Investments, LLC serves as the investment adviser to the Funds and SG Trading Solutions, LLC serves as the investment sub-adviser to the Funds.

Information about the Funds is set forth in the prospectus dated December 31, 2025 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Funds’ Annual and Semi-Annual Reports, please write to SGI Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or call 1-800-617-0004. The financial statements and notes contained in the annual financial statements on Form N-CSR are incorporated by reference into this SAI. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and the Company, and it should be read in conjunction with the Prospectus.

Fund History	1
Investment Policies and Practices	1
Investment Restrictions	13
Exchange Listing and Trading	14
Management of the Company	15
Code of Ethics	23
Principal Holders	23
Investment Advisory Agreement and Investment Sub-Advisory Agreement	23
Portfolio Managers	24
Underwriter	25
Purchase and Redemption of Creation Units	26
Portfolio Holdings Information	30
Determination of Net Asset Value	30
Dividends, Distributions, and Taxes	30
Portfolio Transactions and Brokerage	32
Securities Lending	34
Proxy Voting Procedures	34
Payments To Financial Intermediaries	34
Additional Information Concerning Company Shares	34
General Information	35
Financial Statements	37
Appendix A	A-1
Appendix B	B-1

FUND HISTORY

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares of the SGI Enhanced Global Income ETF and SGI Enhanced Core ETF. Summit Global Investments, LLC (the “Adviser”) serves as the investment adviser to the Funds and SG Trading Solutions, LLC (the “Sub-Adviser”), serves as the investment sub-adviser to the Funds.

Each Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit”). Each Fund also generally offers and issues shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Funds are listed for trading on The Nasdaq Stock Market LLC (the “Exchange”), and the Funds trade on the Exchange at market prices. These prices may differ from the shares’ NAVs. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of at least 5,000 Shares.

Shares of each Fund may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. Each Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

Each Fund is an actively-managed exchange-traded fund (“ETF”).

INVESTMENT POLICIES AND PRACTICES

Each Fund’s investment objective and principal investment strategies is described in the Prospectus. The sections below describe some of the different types of investments that may be made by each Fund as part of its non-principal investment strategy. The following information supplements, and should be read in conjunction with, the Prospectus.

With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Principal Investment Policies and Risks

American, European and Global Depositary Receipts. As part of their principal investment strategies, the SGI Enhanced Global Income ETF and SGI Enhanced Nasdaq-100 ETF may invest in American Depository Receipts (“ADRs”). ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities including increased market, illiquidity, currency, political, information and other risks, and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. GDRs, EDRs, and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Investments in the securities of foreign issuers may subject the SGI Enhanced Global Income ETF to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

1

Concentration Risk. The SGI Enhanced Global Income ETF and the SGI Enhanced Core ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

Cyber Security Risk. Each Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Funds, the Adviser, the Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Funds and their service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Funds have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds, or their respective investment adviser.

Derivatives Risk. The Funds may invest in derivative products to, among other things, obtain exposure to specific asset class sectors and seek to hedge against possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased. Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Funds have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 under the 1940 Act may require the Funds to observe more stringent asset coverage and related requirements than were previously imposed by the 1940 Act, which could adversely affect the value or performance of the Funds. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Funds may engage in derivative transactions could also limit or prevent the Funds from using certain instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Each Fund may invest greater than 10% of its net assets in derivatives and thus does not qualify as a limited derivatives user and is subject to additional requirements of Rule 18f-4, including the adoption and implementation of a derivatives risk management program and the full reporting requirements to the Fund’s Board, the SEC and the public regarding the Fund’s derivatives activities.

Options On Securities. The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Index options are put options and call options on various indices. In most respects, they are identical to listed options on other securities (“non-index options”). The primary difference between non-index options and index options occurs when index options are exercised. In the case of non-index options, the underlying security is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple.

2

The Funds’ obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Funds’ execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Funds will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Funds expires unexercised, the Funds realize a loss equal to the premium paid. If the Funds enter into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Funds expires on the stipulated expiration date or if the Funds enter into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Funds of options on indices will be subject to the ability of the Adviser and Sub-Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Funds’ ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Funds. In as much as the Funds’ securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Funds bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on indices acquired by the Funds.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of index options involves the risk that the premium and transaction costs paid by the Funds in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Funds are unable to close out a call option on securities that it has written before the option is exercised, the Funds may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Funds were unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Certain Investment Techniques and Derivatives Risks. When the Sub-Adviser uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Funds may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Funds, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Funds. Derivatives are used to limit risk in the Funds or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Funds worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

3

Equity Securities.  Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The Funds purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

●	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Exchange-Traded Funds (“ETFs”). Each Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index. There can be no assurance, however, that this can be accomplished, as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. Additionally, some ETFs are actively-managed by an investment adviser and/or sub-advisers and do not seek to provide investment results that correspond to an index.

ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. An actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively-managed ETF’s portfolio management practices might not work to achieve the desired result. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAVs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. In addition, the purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

4

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions described below. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. The changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, and the adoption of Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) which allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Funds expect to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.

Foreign Custody Risk. A Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Securities. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund may invest. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of securities due to settlement problems could result either in losses to an underlying investment company due to subsequent declines in value of the securities, or, if the underlying investment company has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of an underlying investment company is uninvested and no return is earned thereon. The inability of an underlying investment company to make intended security purchases due to settlement problems could cause the underlying investment company to miss attractive investment opportunities.

Each Fund values its securities and other assets in U.S. dollars. As a result, if a Fund invests in securities denominated in foreign currencies, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, each Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

If a Fund invests in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) or foreign branches of foreign banks, these investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. A Fund may also invest in debt securities issued or guaranteed by foreign governments, including Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

5

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect a Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect a Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve its investment objective, prevent the Fund from receiving payments otherwise due it, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, the Fund will limit such investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds). For this reason, the Adviser is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act at this time.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO with respect to the Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally, contracts are closed out prior to the expiration date of the contract.

Each Fund is required to comply with Rule 18f-4 under the 1940 Act. See “Derivatives Risk” above for additional information.

There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s investment adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Investment Company Shares. Each Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

6

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, a Fund may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1-4 including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements and limits on most three-tier fund structures.

Certain investment companies whose securities are purchased by a Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, the Funds expect to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

Money Market Securities. Each Fund may invest its assets in money market instruments (the types of which are discussed below). Money market instruments include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

Non-U.S. Issuers Risk. The SGI Enhanced Nasdaq-100 ETF may invest in securities of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. In addition, investments in bank loans may not be deemed to be securities and may not have the protections of the federal securities laws. Bank obligations include the following:

●	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

●	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

●	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

7

Options.  Each Fund may purchase and write put and call options on securities and securities indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on securities indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Funds are required to comply with Rule 18f-4 under the 1940 Act. See “Derivatives Risk” above for additional information.

A Fund may trade put and call options on securities and securities indices, as the Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Repurchase Agreements. Each Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

8

Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Securities Lending. Each Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. The Fund may not make loans in excess of 33 1/3% of the value of its total assets. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund does not have the right to vote loaned securities. The Fund may attempt to call loaned securities back to permit the exercise of voting rights if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

SOFR Risk. The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Special Note Regarding Market Events. A Fund’s NAV and investment return will fluctuate based upon changes in the value of its investments. The market value of a Fund’s holdings is based upon the market’s perception of value and is not necessarily an objective measure of an investment’s value. There is no assurance that a Fund will realize its investment objective, and an investment in a Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in a Fund, or a Fund could underperform other investments. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact a Fund and/or the Adviser’s business. Recent events are impacting the securities markets. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rates changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase a Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund.

9

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

U.S. Government Securities. Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continue support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

●	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

●	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian bank arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

●	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

●	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s shares.

10

●	Inflation-Protected Securities. A Fund may invest in inflation-protected securities issued by the U.S. Treasury, known as “TIPs” or “Treasury Inflation-Protected Securities,” which are debt securities whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of the investment. Inflation-protected securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected security will decline and could result in losses for a Fund.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a Fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Non-Principal Investment Policies and Risks

Artificial Intelligence. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Borrowing.  Each Fund may borrow money from a bank equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the NAV of a Fund’s shares and in the return on a Fund’s portfolio. Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. A Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Corporate Obligations. A Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Forward Commitment and When-Issued Transactions. A Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitments enable a Fund to lock in what is believed by its investment adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. A Fund may not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

11

Equity Swaps. To the extent consistent with its investment objective and strategies, a Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may be used by a Fund for hedging purposes, in anticipation of the purchase of securities, for liquidity management purposes, or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P® Global Ratings Services (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”). If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Illiquid Investments.  Pursuant to Rule 22e-4 (“Rule 22e-4” or the “Liquidity Rule”) under the 1940 Act, each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which a Fund is carrying the investments. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Large Shareholder Purchase and Redemption Risk. Each Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and a Fund have entered into a fee waiver and/or expense reimbursement arrangement.

LIBOR Risk. Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

12

Restricted Securities.  Each Fund may purchase securities which are not registered under the 1933 Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with each Fund’s respective investment objective, the Funds may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements may be considered borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Special Situation Companies. Each Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. A Fund may invest in securities (even if not Special Situations) which, in the opinion of its investment adviser, are appropriate investments for the Fund, including securities which the investment adviser believes are undervalued by the market. The Funds are not required to invest any minimum percentage of their aggregate portfolio in “Special Situations,” nor are they required to invest any minimum percentage of their aggregate portfolio in securities other than “Special Situations.”

Temporary Defensive Positions. In anticipation of or in response to adverse market, economic, political or other conditions, a Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

RIC Compliance Risk. Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”). To continue to qualify for federal income tax treatment as a RIC, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of such Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, such Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

INVESTMENT RESTRICTIONS

The Company has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

13

1.	Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.	Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.	Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

4.	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

5.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

6.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; or

7.	Except for the SGI Enhanced Nasdaq-100 ETF, purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

In addition to the fundamental investment limitations specified above, the Funds are subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Funds may not:

1.	Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except that a Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

14

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of the Fund’s shares. The Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things (i) following the initial 12-month period beginning upon the commencement of trading of the fund, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Fund’s portfolio holdings are not made available to all market participants at the same time; (iii) the Fund has failed to file any filings required by the SEC or the Exchange is aware that the Fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC or its staff under the 1940 Act with respect to the Fund; (iv) the Exchange’s ongoing listing requirements are not continuously maintained; (v) any of the continuous listing representations for the issue of the Fund’s shares are not continuously met; or (vi) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the exchange inadvisable. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund.

The Company reserves the right to adjust the price levels of its shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors, Advisory Board, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

15

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126

Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

16

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2019 Director of Marketing & Business Development of The RBB Fund Inc.	N/A	N/A

17

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

18

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

19

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Funds and in all of the portfolios of the Company and The RBB Fund Trust (together, the “Fund Complex”)(which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Independent Directors
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
Interested Director
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
Disinterested Advisory Board Members
Eugene Podsiadlo(1)	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

Directors’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

20

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $1,060,000 in the aggregate from all series of the Fund Complex for its services, and $3,295 from the SGI Enhanced Global Income ETF, $15,838 from the SGI Enhanced Core ETF, and $667 from the SGI Enhanced Nasdaq-100 ETF. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund and the Fund Complex in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Funds*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$1,654	N/A	$406,250
Lisa A. Dolly, Director	$1,523	N/A	$363,750
Nicholas A. Giordano, Director	$1,607	N/A	$369,250
Arnold M. Reichman, Director and Chair	$1,968	N/A	$476,750
Robert A. Straniere, Director(1)	$0	N/A	$101,250
Martha A. Tirinnanzi, Director	$1,430	N/A	$33,600
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$1,905	N/A	$466,750
Brian T. Shea, Director	$1,511	N/A	$380,500
Disinterested Advisory Board Member:
Eugene Podsiadlo(2)	$0	N/A	$0
Officers:
Steven Plump, President	$3,985	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$5,123	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$4,079	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$1,876		$200,000

*	Includes all funds managed by the Adviser in the Company.

(1)	Mr. Straniere retired as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

For the fiscal period ended August 31, 2025, each of the following members of the Board and the Treasurer and Secretary and Director of Marketing & Business Development received compensation from each of the Funds in the following amounts:

21

Name of Director/Officer	SGI Enhanced Global Income ETF	SGI Enhanced Core ETF	SGI Enhanced Nasdaq-100 ETF
Independent Directors:
Gregory P. Chandler, Director	$236	$1,418	$0
Lisa A. Dolly, Director	$217	$1,306	$0
Nicholas A. Giordano, Director	$229	$1,378	$0
Arnold M. Reichman, Director and Chair	$281	$1,687	$0
Robert A. Straniere, Director(1)	$0	$0	$0
Martha A. Tirinnanzi,Director	$204	$1,226	$0
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$272	$1,633	$0
Brian T. Shea, Director	$216	$1,295	$0
Disinterested Advisory Board Member:
Eugene Podsiadlo(2)	$0	$0	$0
Officers:
Steven Plump, President	$537	$3,203	$245
James G. Shaw, President, Chief Financial Officer, Chief Operating Officer and Secretary	$690	$4,118	$315
Craig Urciuoli, Director of Marketing & Business Development	$549	$3,279	$251
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$253	$1,508	$115

(1)	Mr. Straniere retired as a Director effective January 2025.
(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Name of Emeritus Director	Aggregate Compensation from the Funds*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Julian A. Brodsky	$525	N/A	N/A	$106,250
Robert A. Straniere	$525	N/A	N/A	$84,375

*	Includes all funds managed by the Adviser in the Company.

22

For the fiscal period ended August 31, 2025, the Emeritus Director received compensation from each of the Funds in the following amounts:

Name of Emeritus Director	SGI Enhanced Global Income ETF	SGI Enhanced Core ETF	SGI Enhanced Nasdaq-100 ETF
Julian A. Brodsky	$75	$450	$0
Robert A. Straniere	$75	$450	$0

CODE OF ETHICS

The Company, the Adviser, and the Sub-Adviser have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

PRINCIPAL HOLDERS

Any person owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Principal holders are persons who own 5% or more of the outstanding shares of a Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of November 30, 2024, the Company does not have information regarding the record or beneficial ownership of shares of each Fund held in the names of DTC participants, as DTC has not provided the Company with access to such information.

As of December 1, 2025, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT

Investment Advisory Agreement

Summit Global Investments, LLC (“Summit” or the “Adviser”) is a limited liability company registered with the State of Utah in October 2010. The Adviser is 100% privately-owned and is controlled by David Harden.

The Adviser provides investment advisory services to each Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Funds including (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Funds, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Funds. The Adviser will provide the services rendered by it in accordance with each Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

Pursuant to the terms of the Advisory Agreement, in consideration of the services provided by the Adviser, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.98% of the average daily net assets during the month of each Fund. From the unitary management fee, the Adviser pays most of the expenses of each Fund, including the cost of sub-advisory fees to any investment sub-adviser, the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreements, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

The following table shows the management fees paid to the Adviser from the Funds since the commencement of operations.

23

Amount Fund Paid to Adviser
SGI Enhanced Global Income ETF(1)
For the fiscal year ended August 31, 2025	$758,686
For the fiscal period ended August 31, 2024	$261,368
SGI Enhanced Core ETF(1)
For the fiscal year ended August 31, 2025	$3,029,231
For the fiscal period ended August 31, 2024	$405,684
SGI Enhanced Nasdaq-100 ETF(2)
For the fiscal year ended August 31, 2025	$248,961
For the fiscal period ended August 31, 2024	$15,052

(1)	Inception date of the Fund was February 28, 2024.

(2)	Inception date of the Fund was June 13, 2024.

Investment Sub-Advisory Agreement

SG Trading Solutions, LLC, located at 620 South Main Street, Bountiful, Utah 84010, (the “Sub-Adviser”), an affiliate of the Adviser, provides trading and execution services to the Funds pursuant to the terms of a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Company, the Adviser and the Sub-Adviser. After the initial two year-term, the Sub-Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of each Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

For its services, the Sub-Adviser receives a fee from the Adviser, calculated daily and paid monthly, equal to 0.05% of the average daily net assets of each Fund

The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

PORTFOLIO MANAGERS

This section includes information about each Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The Adviser

Description of Compensation.  The portfolio managers are compensated through equity ownership of the Adviser, adjusted to reflect current market rates, and therefore compensation is in part based on the value of a Fund’s net assets and other client accounts they are managing  The Adviser’s Board of Managers reviews the compensation of each portfolio manager periodically and may make modifications in compensation as it deems necessary to reflect changes in the market.

Other Accounts.  In addition to the Funds, each portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2025.

24

Portfolio Manager; Other Accounts	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets	Number	Assets
David Harden
Registered Investment Companies	8	$886 million	0	$0
Other Pooled Investment Vehicles	1	$2 million	1	$2 million
Other Accounts	16	$812 million	0	$0
Aash Shah
Registered Investment Companies	8	$886 million	0	$0
Other Pooled Investment Vehicles	1	$2 million	1	$2 million
Other Accounts	16	$812 million	0	$0

Conflict of Interest. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with his management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Funds managed by each such portfolio manager as of August 31, 2024 using the following ranges: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

Fund/Portfolio Manager	Dollar Value of Securities Beneficially Owned
SGI Enhanced Global Income ETF
David Harden	$1 - $10,000
Aash Shah	None
SGI Enhanced Core ETF
David Harden	$1 - $10,000
Aash Shah	None
SGI Enhanced Nasdaq – 100ETF
David Harden	$1 - $10,000
Aash Shah	None

UNDERWRITER

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), whose principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as each Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 5,000 shares. The Distributor will not distribute Shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC Participants.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Directors of the Company, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

25

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Company issues and sells shares of the Funds only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

FUND DEPOSIT.  The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, plus the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Fund’s shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes from time to time as rebalancing adjustments and corporate action events are reflected by the Sub-Adviser. The composition of the Deposit Securities will change in response to adjustments to the weighting or composition of the securities constituting the Fund’s portfolio.

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

CASH PURCHASE METHOD.  The Company may at its discretion permit full or partial cash purchases of Creation Units of the Funds. When full or partial cash purchases of Creation Units are available or specified for the Funds, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS.  To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

26

All orders to purchase shares directly from a Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed on any day, a Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to a Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the settlement date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the settlement date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the settlement date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT.  Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.  The AP will be liable to a Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time. APs will be liable to the Company for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company.  In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Funds, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the settlement date.

27

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

CREATION TRANSACTION FEE.  A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. A Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Fund. A Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Fund is $300.

RISKS OF PURCHASING CREATION UNITS.  There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because each Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with each Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of the Funds, when full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Fund may incur costs such as brokerage costs or taxable gains or losses that the Fund might not have incurred if the redemption had been made in-kind. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

28

REDEMPTION TRANSACTION FEES.  A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Funds. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company. The Non-Standard Charges are payable to the Funds as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for each Fund is $300.

PROCEDURES FOR REDEMPTION OF CREATION UNITS.  Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES.  In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that each Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

29

Because the portfolio securities of the Funds may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of a Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

Each Fund discloses its full portfolio holdings, as of the close of business the prior day, each day before the opening of trading on the Exchange at sgiam.com.

DETERMINATION OF NET ASSET VALUE

In accordance with procedures adopted by the Board, the NAV per share of each Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on a Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee under the direction of the Board.

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

A Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Funds and their shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

30

It is the policy of the Company each fiscal year to distribute substantially all of each Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

Dividend Reinvestment Service

The Funds will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by a Fund at NAV. Distributions reinvested in additional shares of each Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

Taxes – General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of the Prospectus and this SAI, respectively. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which such Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which such Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (1) any one issuer, (2) two or more issuers that such Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough and such Fund does not satisfy the 90% distribution requirement described above, such Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions of capital gains) to the extent of a Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Each Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, a Fund may designate the retained amount as undistributed capital gains in a written notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by such Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Each Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and a Fund's status as a regulated investment company. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

31

Each Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by a Fund.

Loss Carryforwards

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years. As of August 31, 2025, the SGI Enhanced Global Income ETF had the following in Post-October Cap Losses $1,232,872.

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts they manage, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account and each Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The following chart shows the aggregate brokerage commissions paid by the Funds for the fiscal period ended August 31:

Paid Brokerage Fees
SGI Enhanced Global Income ETF(1)
For the fiscal year ended August 31, 2025	$517,956
For the fiscal period ended August 31, 2024	$204,578
SGI Enhanced Core ETF(1)
For the fiscal year ended August 31, 2025	$1,448,789
For the fiscal period ended August 31, 2024	$247,411
SGI Enhanced Nasdaq-100 ETF(2)
For the fiscal year ended August 31, 2025	$209,813
For the fiscal period ended August 31, 2024	$17,836

(1)	Inception date of the Fund was February 28, 2024.

(2)	Inception date of the Fund was June 13, 2024.

32

Each Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. As of August 31, 2025, the Funds did not hold securities of their regular broker-dealers.

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Portfolio Turnover

Portfolio turnover measures the percentage of a Fund’s total portfolio market value that was purchased or sold during the period. A Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

Each Fund’s portfolio turnover rates for the most recent fiscal period are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

Portfolio Turnover Rate
SGI Enhanced Global Income ETF(1)
For the fiscal year ended August 31, 2025	231%
For the fiscal period ended August 31, 2024	158%
SGI Enhanced Core ETF(1)
For the fiscal year ended August 31, 2025	0%
For the fiscal period ended August 31, 2024	0%
SGI Enhanced Nasdaq-100 ETF(2)
For the fiscal year ended August 31, 2025	0%
For the fiscal period ended August 31, 2024	0%

(1)	Inception date of the Fund was February 28, 2024.

(2)	Inception date of the Fund was June 13, 2024.

33

SECURITIES LENDING

U.S. Bank, N.A. serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a Master Securities Lending Agreement entered into between the Funds and U.S. Bank, N.A.

As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from the Funds’ portfolio. U.S. Bank, N.A. is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines.

U.S. Bank, N.A. receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

For the fiscal year ended August 31, 2025, the Funds did not engage in securities lending activities.

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. The Adviser will consider factors affecting the value of a Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser will vote proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

More Information

Each year, the Funds will make available the actual voting records relating to portfolio securities held by each Fund during the 12-month period ending June 30 without charge, upon request by calling 1-800-617-0004, or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Adviser’s proxy-voting policies and procedures is available by calling 1-800-617-0004 and will be sent within three business days of receipt of a request.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser. Sub-Adviser and/or their affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about a Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, Sub-Adviser and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

34

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to that Fund with each other share that represents an interest in that Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

GENERAL INFORMATION

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Funds will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Two Liberty Place, 50 S 16th St. Suite 2900, Philadelphia, Pennsylvania 19102-2529, serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ financial statements.

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A, 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) of the Funds’ assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

35

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. Fund Services and the Custodian are affiliates.

For the periods shown the Funds paid Fund Services the following:

Fees Paid to the Administrator
SGI Enhanced Global Income ETF(1)
For the fiscal year ended August 31, 2025	$0
For the fiscal period ended August 31, 2024	$16,543
SGI Enhanced Core ETF(1)
For the fiscal year ended August 31, 2025	$0
For the fiscal period ended August 31, 2024	$17,347
SGI Enhanced Nasdaq-100 ETF(2)
For the fiscal year ended August 31, 2025	$0
For the fiscal period ended August 31, 2024	$0

(1)	Inception date of the Fund was February 28, 2024.

(2)	Inception date of the Fund was June 13, 2024.

Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

36

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Funds’ Annual Report to shareholders on Form N-CSR for the fiscal period ended August 31, 2025 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning the Funds at the telephone number appearing on the front page of this SAI. The information for the period ended August 31, 2024, was audited by the Funds’ prior independent registered public accounting firm.

37

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

A-1

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

A-2

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

A-3

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

A-4

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●           Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●           Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

A-5

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-6

APPENDIX B

Summit Global Investments, LLC

Proxy Voting

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Policy

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Procedures:

1.	Upon receipt of proxy voting request, review items to be voted upon and Board recommendations.
2.	Log into the proper online voting site and vote in accordance with Board recommendations unless otherwise notified by the Investment Committee.
3.	Document the company, items voted on, and how SUMMIT GLOBAL INVESTMENTS, LLC voted on the proxy spreadsheet.

Procedures for SUMMIT GLOBAL INVESTMENTS, LLC’s Receipt of Class Actions

The following procedures outline SUMMIT GLOBAL INVESTMENTS, LLC’s receipt of “Class Action” documents from clients and custodians.  It is SUMMIT GLOBAL INVESTMENTS, LLC’s position not to file these “Class Action” documents, but if received will follow these guidelines:

1.          If “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Client, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion.  SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

2.         Similarly, if “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Custodian, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion.  SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

B-1

Prospectus

SGI Enhanced Market Leaders ETF

(Ticker: NASDAQ – LDRX)

of The RBB Fund, Inc.
December 31, 2025

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SGI Enhanced Market Leaders ETF	1
Additional Information about the Fund	11
Management of the Fund	19
How to Buy and Sell Shares	20
Dividends, Distributions, and Taxes	22
Distribution	26
Additional Considerations	27
Financial Highlights	29

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the SGI Enhanced Market Leaders ETF or The RBB Fund, Inc. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

SGI Enhanced Market Leaders ETF

SUMMARY SECTION

Investment Objective

The investment objective of the SGI Enhanced Market Leaders ETF (the “Fund”) is to seek capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.09%
Total Annual Fund Operating Expenses	0.59%

(1)	“Other Expenses” are estimated for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2024 the Fund’s portfolio turnover rate was 0.00%. For the period from January 1, 2025 to the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) and seeks to achieve its objective by (1) investing under normal circumstances at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in securities of large-capitalization companies (the “80% Policy”). For the purposes of the 80% Policy, the Fund considers large-capitalization companies to be those companies listed within the Russell 1000® Index or S&P 500® Index. The Fund will also invest in options strategies that seek to generate current income.

1

The Fund’s equity investments will generally consist primarily of common stocks, but may also include other equity securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. The Fund may also invest in other registered investment companies, including ETFs.

Summit Global Investments, LLC (the “Adviser”) attempts to achieve the Fund’s objective by investing in stocks of companies it considers “market leaders.” The Adviser considers a market leader to be a company with strengthening business metrics (i.e., earnings, debt, return on assets, competition, customers, industry, etc.) and favorable quantitative factors such as earnings variability, leverage, volatility, price/book, price/cash flow, etc. In addition, the Adviser reviews the idiosyncratic risks associated with each stock. The Fund may sell a stock if these risks are deemed elevated with increased downside risks and/or if the risk/return characteristics decline due to increasing risk and/or decreasing return potential. Further, the Fund may also decrease weight in an investment for risk control purposes. Further, the Adviser may not sell from the portfolio a holding that the Adviser believes is likely to appreciate more than the Russell 1000® Index or S&P 500® Index solely because the market capitalizations of such holdings cause the portfolio to hold less than 80% of its net assets within these indexes. As such, the Fund may, from time to time, hold less than 80% of its net assets within large capitalization companies.

The Fund typically uses an actively traded put and call options strategies that writes/sells options with both out-of-the-money strike prices and covered calls to generate income. The Fund seeks to provide an “enhanced” yield compared to traditional option-based strategies. It does this by both frequently selling short-term options (typically less than six weeks in duration), spread options (typically one to four weeks in duration), and covered calls to generate income. Options that expire within six weeks and that are out-of-the-money exhibit a greater tendency to expire worthless and help avoid additional costs to the Fund of needing to close out the options contracts through repurchasing them at a higher price. Thus, it is more likely that the Fund would be able to collect the entire premium of the options sold. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial or unlimited loss.

The Fund’s options strategy seeks to provide income using exposure that includes to the value of the underlying stock, the S&P 500® Index, or other broad benchmark indices (each, an “Index”). The Fund will consider factors such as liquidity, demand, premiums, and volatility in utilizing options against various Indexes or stocks. The Fund’s options contracts are intended to provide a limit on the Fund’s indirect participation in gains or losses, if any, of the increase in the value of an Index or stock.

An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset at an agreed-upon price (“strike price”) prior to a specified date (“expiration date”) in the near future. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell the underlying asset at the strike price at any time prior to the expiration date of the option, regardless of the market price of the underlying asset. A put option gives the purchaser the right to sell, and the writer (seller) the obligation to buy the underlying asset at the strike price at any time prior the expiration date of the option, regardless of the market price of the underlying asset.

A call option is considered out-of-the-money if the market price of the underlying asset is trading below the strike price of the call. A put option is out-of-the-money if the market price of the underlying asset is above the put’s strike price.

An option premium paid to the writer (seller) is in consideration for the writer (seller) undertaking the obligation to sell (in a call option), or to buy (in a put option) the underlying asset, under the options contract.

Since the Fund writes/sells options with out-of-the-money strike prices, the Fund’s options contracts are intended to provide current income from option premiums or the difference between premiums with an options spread. The Fund is subject to limits on the potential gains from selling options contracts to the premiums it collects as a result of the nature of the Fund’s options strategy. When the Fund sells an options contract it collects a premium as the seller. When the Fund holds a contract until expiration the premium collected is paid to the Fund. This process creates additional income to the Fund. The Fund may need to purchase or buy the same options contract based on market movements of the underlying Indexes to avoid a loss or lock in a loss. This purchase or buy is meant to close out the options contract position, either locking in a gain or loss, based on the price received from when selling the options contract compared to the price paid

2

for when purchasing the same options contract. The Fund may also write covered call options on a portion of the common stocks in its portfolio. In exchange for writing a call option on an underlying portfolio security, the Fund receives income, in the form of a premium, from the option buyer. The Fund’s covered call options help to partially offset the effect of a price decline of the portfolio securities of the Fund through means of the premiums received by the Fund. At the same time, because the Fund must be prepared to deliver the underlying security in return for the strike price, even if its current value is greater, the Fund gives up some ability to participate in the underlying security price increases. The Fund may employ a “covered call” option strategy meaning the option written by the Fund is a call option on a portfolio security that the Fund invests in.

The extent of option writing activity will depend upon market conditions and the Advisor’s ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings and Indexes.

The Fund intends to enter into derivatives or other transactions, including options contracts, that provide leverage, in compliance with Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is expected to be a full derivatives user under Rule 18f-4, and has adopted policies and procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

In addition to its options investments and equity investments, the Fund may hold short-term U.S. Treasury securities for collateral for the options, and to generate income.

The Fund is non-diversified and invests in a limited number of securities. Therefore, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund may also seek to increase its income by lending securities.

The Fund has elected to be and intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned strategies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash, eligible U.S. dollar-denominated money market instruments, or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities, and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures. Accordingly, during such periods, the Fund may not achieve its investment objective.

Principal Investment Risks

Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

3

●

Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

●

Covered Call Strategy Risk. The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security. Many factors may influence the option holder’s decision to exercise the option, including, but not limited to, the value of the underlying security, price volatility, dividend yield, and interest rates. To the extent that these factors increase the call option’s value, the option holder is more likely to exercise the option, which may negatively affect the Fund.

●

Covered Call Tax Risk. The Fund’s covered call strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income and to distribute dividends eligible for the dividends received deduction for corporate shareholders. For these reasons, a significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy.

●

Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Derivatives Risk. The Fund’s investments in derivative instruments including options, forward currency exchange contracts, swaps and futures, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation, and legal restrictions.

●

Dividend-Paying Securities Risk. A company issuing dividend-paying securities may fail and have to decrease or eliminate its dividend. In such an event, the Fund may not only lose the dividend payout but the stock price of the company may fall.

4

●

Equity Markets Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

o

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Shares.

o

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

o

Appreciated Securities Risk. The Fund holds certain securities that were exchanged into the Fund at its inception in 1976. The cost, for income tax purposes, of such securities is the tax basis of the individual investor at the time of that exchange. The basis of those securities may be relatively low, and it is therefore possible that the Fund will recognize significant gain if it sells those securities.

o

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities and/or the financial instruments composing the Fund’s Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

o

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. There is a risk that market prices for Fund Shares will vary significantly from the Fund’s NAV.

5

●

Inflation and Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

●

Investment Companies and ETFs Risk. The Fund’s investment performance may be affected by the investment performance of the underlying funds in which the Fund may invest. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

●

Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

●

Large Shareholder Risk. Certain large shareholders, including APs, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.

●

Leverage Risk. Leverage amplifies changes in the Fund’s NAV and may make the Fund more volatile. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

●	Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil.

●

Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

●

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Although the Fund will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.

●

Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

●

Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

6

●

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The price and value of options can be highly volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including its anticipated volatility, which are affected by national and international fiscal and monetary policies, the time remaining until the expiration of the option contract and economic events, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. The value of the option contracts in which the Fund invests are substantially influenced by the value of the Index, and the Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless.

●

Over-the-Counter Risk. Securities traded on over-the-counter (“OTC”) markets are not listed and traded on an organized exchange such as the New York Stock Exchange (“NYSE”). Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Fund invests may not be as great as that of exchange-listed stocks and, if the Fund were to dispose of such stocks, the Fund may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time. In addition, penny stocks and pink sheet stocks can be classified as OTC stocks.

●

Price Participation Risk. The Fund employs an investment strategy that includes the sale of out-of-the-money put and call option contracts, which does not allow the Fund to participate in increases in value experienced by the Index over the call period (typically, one day, but may range up to one week). This means that if the Index experiences an increase in value above the strike price of the sold put options during a call period, the Fund will not experience that increase and may underperform the Index over the call period. Additionally, because the Fund does not participate in increases in value experienced by the Index from selling options over each call period, the NAV of the Fund may decrease over any given time period based on the change in the underlying value of the puts or calls sold.

●

Referenced Index Risk. The Fund invests in options contracts that are based on the value of an Index (or in ETFs that track the Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of companies that comprised the Index or an ETF that tracks the Index, even though it does not.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker- dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

●

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its options contracts becomes more difficult and the judgment of the Adviser, as the Fund’s valuation designee, employing the fair value procedures adopted by the Board of the Company, may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. In the event an investment may need

7

to be fair valued, the valuation involves subjectivity and there is a risk that the Fund may not be able to sell an investment at the price assigned to it in accordance with the Company’s policies and procedures in accordance with Rule 2a-5 of the 1940 Act (“Rule 2a-5”).

●

Warrants Risk. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Performance

Effective as of the close of business on May 2, 2025, substantially all of the assets of the Chestnut Street Exchange Fund (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Returns prior to May 5, 2025 were generated under the management of the Predecessor Fund’s investment adviser and reflect a previous investment strategy.

The bar chart below illustrates the performance of the Predecessor Fund. The information shows you how the Predecessor Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions.

The Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information may be obtained on the Fund’s website at www.sgiam.com or by calling 1-855-744-8500.

Total Returns for the Calendar Year Ended December 31

During the periods shown in the bar chart, the highest quarterly return was 17.17% (for the quarter ended June 30, 2020) and the lowest quarterly return was -21.32% (for the quarter ended March 31, 2020).

The year-to-date total return for the nine months ended September 30, 2025 was 15.80%.

The table below compares the average annual total returns for the Predecessor Fund for the periods ended December 31, 2024 to those of the S&P 500 Index and Dow Jones Industrial Average Index. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates. These after-tax returns do not reflect the effect of any applicable state or local taxes. Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred arrangements, such as a 401(k) plan or an IRA.

8

	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	10 Years	Since Inception (December 29, 1976)
Returns Before Taxes	12.92%	8.66%	8.97%	10.84%
Returns After Taxes on Distributions	12.58%	8.30%	8.37%	9.70%
Returns After Taxes on Distributions and Sale of Fund Shares	7.88%	6.77%	7.05%	9.18%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%	11.68%
Dow Jones Industrial AverageTM Index	14.99%	10.55%	11.57%	—

Management of the Fund

Investment Adviser

Summit Global Investments, LLC serves as the investment adviser.

Investment Sub-Adviser

SG Trading Solutions, LLC serves as the investment sub-adviser.

Portfolio Managers

Name	Title with Adviser	Tenure with the Fund
David Harden	President and Portfolio Manager	Since Inception in 2025
Aash Shah	Portfolio Manager	Since Inception in 2025

Purchase and Sale of Fund Shares

Shares are listed on a national securities exchange, the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The median bid-ask spread for the Fund’s most recent fiscal year cannot be provided because the Fund did not have a trading history to report trading information and related costs prior to the date of the Reorganization. Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be provided at www.sgiam.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination of the foregoing), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

9

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

10

Additional Information about the Fund

Investment Objective

The Fund’s investment objective may be changed by the Board of the Company without shareholder approval. Shareholders will, however, receive 60 days’ prior written notice of any changes. Any such changes may result in the Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

The Fund’s 80% Policy is non-fundamental and can be changed by the Board upon 60 days’ prior notice to shareholders. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, the Fund would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy.

Additional Information About the Fund’s Principal Investments and Risks

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments in other investment companies, including ETFs, for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

Common Stock Risk. Common stocks in which the Fund may invest are subject to market, economic and business risks that will cause their price to fluctuate over time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. An investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities have characteristics of both equity and fixed income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, the credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed income securities will decline in value.

Covered Call Strategy Risk. The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security. Many factors may influence the option holder’s decision to exercise the option, including, but not limited to, the value of the underlying security, price volatility, dividend yield, and interest rates. To the extent that these factors increase the call option’s value, the option holder is more likely to exercise the option, which may negatively affect the Fund.

11

Covered Call Tax Risk. The Fund’s covered call strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income and to distribute dividends eligible for the dividends received deduction for corporate shareholders. For these reasons, a significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s adviser and other service providers (including, but not limited to, the Fund’s accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. The Fund may, but need not, use derivative contracts for any of the following purposes:

●	To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased;

●	As a substitute for buying or selling currencies or securities; or

●	To seek to enhance the Fund’s return in non-hedging situations (which is considered a speculative activity).

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. The Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Rule 18f-4 under 1940 Act imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

●

Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option

12

if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Dividend-Paying Securities Risk. The Fund invests in securities that pay dividends. There can be no assurance that dividends will be declared or paid on securities held by the Fund in the future, or that dividends will remain at current levels or increase. A company issuing dividend-paying securities may fail and have to decrease or eliminate its dividend. In such an event, the Fund may not only lose the dividend payout but the stock price of the company may fall.

Equity Markets Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value. Common stocks are generally exposed to greater risk that other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, and banking crises.

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, the Fund is exposed to the following risks:

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an AP may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

Secondary Market Trading Risk. Although the Fund’s Shares are listed for trading on The Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in the Fund’s Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at

13

all, on any stock exchange. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be significantly less liquid than the Fund’s Shares. In addition, during periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Inflation and Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. While inflation and/or a more normalized interest rate environment relative to the past decade may create more opportunities for a value focused investment strategy, there can be no guarantee or certainty that any such opportunities will be captured or will be realized. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Investment Companies and ETFs Risk. The Fund’s investment performance may be affected by the investment performance of the underlying funds in which the Fund may invest. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

Large-Cap Companies Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

Large Shareholder Risk. Certain large shareholders, including APs, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk. Leverage amplifies changes in the Fund’s NAV and may make the Fund more volatile. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure

14

can exceed its net assets, sometimes by a significant amount. When the Fund uses leverage or utilizes certain of these practices, it may need to dispose of some of its holdings at unfavorable times or prices in order to satisfy its obligations or to comply with certain asset coverage requirements.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to the risk of poor selection of portfolio securities. The companies in which the Fund invests may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result. If the Adviser’s perception of the Fund’s portfolio securities’ value is not realized in the expected time frame, the Fund’s overall performance may suffer.

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in companies that the Adviser believes will produce less volatility, there is no guarantee that the companies will perform as expected. The prices of securities held by the Fund may decline in response to conditions affecting the general economy, overall market changes, local, regional or global political, social or economic instability, and currency, interest rate and commodity price fluctuations.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve its investment objective, prevent the Fund from receiving payments otherwise due it, increase diligence and other similar costs to the Fund, render valuation of affected investments

15

challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Non-Diversification Risk. The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The price and value of options can be highly volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including its anticipated volatility, which are affected by national and international fiscal and monetary policies, the time remaining until the expiration of the option contract and economic events, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. The value of the option contracts in which the Fund invests are substantially influenced by the value of the Index, and the Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless.

Over-the-Counter Risk. Securities traded on over-the-counter (“OTC”) markets are not listed and traded on an organized exchange such as the New York Stock Exchange (“NYSE”). Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Fund invests may not be as great as that of exchange-listed stocks and, if the Fund were to dispose of such stocks, the Fund may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time. In addition, penny stocks and pink sheet stocks can be classified as OTC stocks.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of out-of-the-money put and call option contracts, which does not allow the Fund to participate in increases or decreases in value experienced by the Index over the call period (typically, one day, but may range up to one week). This means that if the Index experiences an increase or a decrease in value above or below the strike price of the sold put or call options during a call period, the Fund will not experience that increase over the call period. Additionally, because the Fund will not participate in increases in value experienced by the Index over each call period, but has potential exposure to any decreases or increases above the strike price of the options that are sold. Thus, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options contract, which is based principally upon the performance of the Index. The degree of participation in the Index gains or losses the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put or call option contracts and will vary from call period to call period. The value of the options contracts is affected by changes in the value and dividend rates of the Index, changes in interest rates, changes in the actual or perceived volatility of the Index and the remaining time to the options’ expiration, as well as trading conditions in the options market.

Referenced Index Risk. The Fund invests in options contracts that are based on the value of a corresponding Index. This subjects the Fund to certain of the same risks as if it owned shares of the companies that comprised the Index, even though it does not. By virtue of the Fund’s investments in options contracts that are based on the value of its corresponding Index, the Fund may also be subject to the following risks:

Indirect Investment in an Index Risk. The Index is not affiliated with the Company, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and is not involved with this offering in any way. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the underlying stocks that comprise an Index but will be subject to declines in the performance of the Index.

Index Trading Risk. The trading price of the Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies.

16

Securities Lending Risk. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund’s total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending the Fund’s portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral or from recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its options contracts becomes more difficult and the judgment of the Adviser, as the Fund’s valuation designee, employing the fair value procedures adopted by the Board of the Company, may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. In the event an investment may need to be fair valued, the valuation involves subjectivity and there is a risk that the Fund may not be able to sell an investment at the price assigned to it in accordance with the Company’s policies and procedures in accordance with Rule 2a-5 of the 1940 Act.

Warrants Risk. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Additional Information About the Fund’s Non-Principal Investments and Risks

Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, if applicable, may have lower trading volumes and may increase this risk.

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Fund’s Shares. In addition, secondary market investors will also incur the cost of the difference between the price at

17

which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Legal and Regulatory Change Risks. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Fund could be substantial and adverse.

RIC Compliance Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, the Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets, which it may decide not to do.

The Fund may make other types of investments and may engage in various other investment practices. These investments and practices, and their risks, are described in the Fund’s Statement of Additional Information (“SAI”).

18

Management of the Fund

The Board of the Company, of which the Fund is a series, is responsible for supervising the operations and affairs of the Fund. The Adviser is responsible for the daily management and administration of the Fund’s operations.

Investment Adviser

Summit Global Investments, LLC is located at 620 South Main Street, Bountiful, Utah 84010. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts. The Adviser is 100% privately-owned, and was founded in 2010.

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of investment advisory agreement between the Company and the Adviser (the “Advisory Agreement”). Under the terms of its Advisory Agreement, the Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund, during the month. From the unitary management fee, the Adviser pays most of the expenses of the Fund, including the cost of sub-advisory fees to any investment sub-adviser, transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. For the fiscal year ended August 31, 2025, the Fund paid 0.50% of its average daily net assets to the Adviser for its services.

Investment Sub-Adviser

SG Trading Solutions, LLC (the “Sub-Adviser”), the investment sub-adviser to the Fund, is located at 620 South Main Street, Bountiful, Utah 84010. The Sub-Adviser is an affiliate of the Adviser. The Sub-Adviser implements rigorous quantitative and fundamental analysis to achieve best execution and is subject to oversight by the Adviser and the Board. Under the Sub-Advisory Agreement, the Sub-Adviser receives a fee from the Adviser, calculated daily and paid monthly, equal to 0.05% of the average daily net assets of the Fund.

A discussion regarding the Board’s initial approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement and the factors the Board considered with respect to their approval is available in the Fund’s annual report.

Portfolio Managers

The Adviser

David Harden, the President of the Adviser, is primarily responsible for the day-to-day management of the Fund’s investment portfolio. Mr. Harden founded the Adviser in 2010. He started his career in 1993 and has worked for such firms as Fidelity Investments, Wellington Management and Evergreen Investments. From 2007 to 2012, Mr. Harden worked with Ensign Peak Advisors, Inc., most recently as Vice President and Senior Portfolio Manager, where he managed and oversaw day-to-day research, portfolio management and trading for all index, quantitative and low volatility strategies.

Aash Shah is a Portfolio Manager of the Adviser and is responsible for the day-to-day management of the Fund’s investment portfolio. Mr. Shah joined the Adviser in 2017 as a Portfolio Manager. Mr. Shah has over 26 years of investment management experience including over 21 years as a portfolio manager. Previously, Mr. Shah managed small, mid, and large cap funds for Federated Investors in both New York City and Pittsburgh, PA. Mr. Shah also managed private client portfolios for KeyBank in Denver, CO, prior to joining the Adviser. Mr. Shah has a Bachelor’s degree from the University of Pittsburgh Swanson School of Engineering and an MBA in Finance and Accounting from the Tepper School at Carnegie Mellon University. He also holds a CFA charter.

The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by them, and their ownership of Shares of the Fund.

19

How to Buy and Sell Shares

The Fund issues and redeems its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling the Fund’s Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning the Fund’s Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of the Fund’s Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Funds are neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of the Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current Fund portfolio at a particular point in time. The IIV should not be viewed as a “real-time” update of the Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Fund accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses.

20

To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund reserves the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates by the Fund’s Valuation Designee (defined below) under guidelines established by the Board.

Fair Value Pricing

If market quotations are unavailable or deemed unreliable, securities will be fair valued by the Adviser, as the Fund’s Valuation Designee (the “Valuation Designee”), in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments. The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

21

Dividends, Distributions, and Taxes

Dividends and Distributions

The Fund intends to pay out dividends, if any, quarterly, and distribute any net realized capital gains to its shareholders annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

For taxable investors, distributions of the Fund’s taxable income or gain are taxable whether reinvested in Shares or received in cash.

Taxes

The Fund intends to elect to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are “United States persons” (within the meaning of the Code) holding Shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.

Unless your investment in shares of the Fund is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions; (ii) you sell your shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income as discussed below. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares of the Fund. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both the Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be

22

qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, provided holding period and other requirements are met by both the Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, if any.

If the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

The Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of Shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the shares’ NAV when you purchased your Shares of the Fund). Income from U.S. treasury securities are generally exempt from state and local taxes. Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from the Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your Shares.

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold on the Exchange

For federal income tax purposes, any capital gain or loss realized upon a sale of Shares of the Fund generally is treated as a capital gain or loss and as a long-term capital gain or loss if those shares have been held for more than 12 months and as a short-term capital gain or loss if those Shares have been held for 12 months or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares of the Fund. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired (or the shareholder enters into a contract or option to acquire Shares of the Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of shares. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of Shares of the Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the Shares.

23

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

Properly reported distributions by the Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

If the Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by the Fund on deemed capital gain distributions.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of Shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on Capital Gain Dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

Backup Withholding

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns shares of the Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

24

Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Company on behalf of the Fund has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of the Fund are acquired (or the AP enters into a contract or option to acquire Shares of the Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind, which would generally not give rise to a taxable gain or loss for the Fund. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on the Fund’s distributions and sales of Shares of the Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of the Fund under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

25

Distribution

The Distributor, Quasar Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

26

Additional Considerations

Payments to Financial Intermediaries

The Adviser and Sub-Adviser, out of their own resources and without additional cost to the Fund or their shareholders, may pay intermediaries, including affiliates of the Adviser and Sub-Adviser, for the sale of Fund Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Shares of the Fund available to their customers generally and in investment programs. The Adviser and Sub-Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser and/or Sub-Adviser believes may facilitate investment in the Fund.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares of the Fund, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

Premium/Discount Information

Information regarding how often Shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is presented, free of charge, on the Fund’s website at www.sgiam.com.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

27

Disclosure of Portfolio Holdings

The Fund discloses its full portfolio holdings, as of the close of business the prior day, each day before the opening of trading on the Exchange at www.sgiam.com. Information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is available at www.sgiam.com. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.Additional Information

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser and investment sub-adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase Shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

28

Financial Highlights

The financial highlights tables are intended to help you understand the Fund and Predecessor Fund’s financial performance for the past five years. The Fund has adopted the financial statements of the Predecessor Fund. Certain information reflects financial results for a single Fund or Predecessor Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund and Predecessor Fund (assuming reinvestment of all dividends and distributions). The financial information has been audited by Tait, Weller & Baker LLP, the independent registered public accounting firm, which is available upon request. This information should be read in conjunction with the Fund’s financial statements, which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2025. The information for the prior fiscal years was audited by the Predecessor Fund’s prior independent registered public accounting firm.

Per share data for a share outstanding throughout each period:

	Fiscal Period		Year Ended December 31,
	Ended August 31, 2025(a)**		2024		2023	2022	2021	2020
PER SHARE DATA:*
Net asset value, beginning of year	$27.82		$24.95		$21.34	$25.33	$21.25	$19.68
INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.21		0.34		0.34	0.34	0.26	0.24
Net realized and unrealized gain (loss) on investments(d)	2.67		2.88		3.62	(3.98)	4.09	1.57
Total from investment operations	2.88		3.22		3.96	(3.64)	4.35	1.81

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.35)		(0.35)	(0.35)	(0.27)	(0.24)
Return of capital	—		(0.00	)(e)	—	—	—	—
Total distributions	(0.16)		(0.35)		(0.35)	(0.35)	(0.27)	(0.24)
Net asset value, end of year	$30.54		$27.82		$24.95	$21.34	$25.33	$21.25
TOTAL RETURN(f)	10.39%		12.92%		18.71%	(14.34)%	20.54%	9.39%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$185,710		$175,416		$164,475	$161,818	$213,527	$209,441
Ratio of expenses to average net assets:
Before expense reimbursement/ recoupment(g)	0.59%		0.48%		0.52%	0.47%	0.56%	0.81%
After expense reimbursement/recoupment(g)	0.59%		0.48%		0.52%	0.47%	0.57%	0.83%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets(g)	0.00	%(h)	0.00%		0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(g)	1.10%		1.29%		1.51%	1.53%	1.11%	1.26%
Portfolio turnover rate(f)(i)	13%		0.00%		0.00%	0.00%	0.00%	0.00%

*	Per share amounts have been adjusted to reflect the impact of the 40.4632 for 1 share split that occurred on April 21, 2025.

29

(**)

Effective as of the close of business on May 2, 2025 the Fund acquired all the assets and liabilities of the Chestnut Street Exchange Fund (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(a)	Effective August 31, 2025, the Fund changed its fiscal year end date to August 31st.
(b)	Net investment income per share has been calculated based on average shares outstanding during the years.
(c)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

(d)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.

(e)	Amount represents less than $0.005 per share.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.
(h)	Amount represents less than 0.005%.
(i)	Portfolio turnover rate excludes in-kind transactions.

30

PRIVACY NOTICE
FACTS	WHAT DO THE SGI FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons SGI Funds choose to share; and whether you can limit this sharing.

Reasons we can share your information	Do the SGI Funds share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-251-4847 or go to www.sgiam.com

What we do
How do the Summit Global Investments Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Summit Global Investments Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Summit Global Investments, LLC, the investment adviser to the SGI Enhanced Market Leaders ETF, and SG Trading Solutions, LLC, the investment sub-adviser to the SGI Enhanced Market Leaders ETF.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● SGI Enhanced Market Leaders ETF doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● SGI Enhanced Market Leaders ETF may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

INVESTMENT ADVISER

Summit Global Investments, LLC
620 South Main Street
Bountiful, Utah 84010

INVESTMENT SUB-ADVISER

SG Trading Solutions, LLC
620 South Main Street
Bountiful, Utah 84010

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan
Milwaukee, Wisconsin 53201

CUSTODIAN

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103

FOR MORE INFORMATION

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments will be included in the Fund’s annual and semi-annual reports to shareholders. The annual report contains a concise summary of the relevant market conditions and investment strategies that materially affected the Fund’s performance during its most recently completed fiscal year. The Fund’s annual and semi-annual reports to shareholders will be available at the Fund’s website at www.sgiam.com or by calling 1-855-744-8500.

Statement of Additional Information

The Fund’s SAI, dated December 31, 2025, has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge at the Fund’s website or by calling 1-855-744-8500. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semi-annual and annual reports (when available). To obtain a free copy of the SAI, semi-annual or annual reports or if you have questions about the Fund:

By Internet

Go to www.sgiam.com.

By Telephone

Call 1-855-744-8500 or your securities dealer.

From the SEC

Information about the Fund (including the SAI) and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-05518

SGI Enhanced Market Leaders ETF
(Ticker: NASDAQ - LDRX)

A series of The RBB Fund, Inc.

620 South Main Street, Bountiful, Utah 84010

Statement of Additional Information

December 31, 2025

The SGI Enhanced Market Leaders ETF (the “Fund”) is a non-diversified series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

Summit Global Investments, LLC serves as the investment adviser to the Fund and SG Trading Solutions, LLC serves as the investment sub-adviser to the Fund.

Information about the Fund is set forth in the prospectus dated May 2, 2025 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Fund’s Annual and Semi-Annual Reports, once available, visit the Fund’s website at www.sgiam.com or call 1-855-744-8500. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Company, and it should be read in conjunction with the Prospectus and the Fund's annual financial statements on Form N-CSR for the fiscal year ended August 31, 2025 (the "Annual Report"). The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein. Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

The Fund is the accounting successor of Chestnut Street Exchange Fund (the “Predecessor Fund”), following the reorganization of the Predecessor Fund into the Fund as of the close of business on May 2, 2025. The financial statements and financial highlights for the Predecessor Fund (File No. 811-02631) for the fiscal year ended December 31, 2024, which are contained in the Annual Report  for that fiscal year, are hereby incorporated herein by reference into this SAI. These financial statements have been audited by Cohen & Company, LTD., the Predecessor Fund’s independent registered public accounting firm, whose report thereon is incorporated herein by reference.

Fund History	1
Investment Policies and Practices	2
Investment Restrictions	19
Exchange Listing and Trading	21
Portfolio Turnover	22
Management of the Company	22
Code of Ethics	35
Principal Holders	35
Investment Advisory Agreement and Investment Sub-Advisory Agreement	36
Portfolio Managers	37
Underwriter	38
Purchase and Redemption of Creation Units	39
Portfolio Holdings Information	47
Determination of Net Asset Value	48
Dividends, Distributions, and Taxes	49
Portfolio Transactions and Brokerage	52
Securities Lending	54
Proxy Voting Procedures	55
Payments to Financial Intermediaries	56
Additional Information Concerning Company Shares	57
General Information	59
Financial Statements	61
Appendix A	A-1
Appendix B	B-1

FUND HISTORY

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares of the SGI Enhanced Market Leaders ETF. Summit Global Investments, LLC (the “Adviser”) serves as the investment adviser to the Fund and SG Trading Solutions, LLC (the “Sub-Adviser”), serves as the investment sub-adviser to the Fund.

The Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit”). The Fund also generally offers and issues shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Fund are listed for trading on The Nasdaq Stock Market LLC  (the “Exchange”), and the Fund trades on the Exchange at market prices. These prices may differ from the shares’ NAVs. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of at least 5,000 Shares.

Shares of the Fund may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. The Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

The Fund is an actively-managed exchange-traded fund (“ETF”). The Fund is the accounting successor of Chestnut Street Exchange Fund (the “Predecessor Fund”), following the reorganization of the Predecessor Fund into the Fund as of the close of business on May 2, 2025.

1

INVESTMENT POLICIES AND PRACTICES

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by the Fund as part of its principal and non-principal investment strategies. The following information supplements, and should be read in conjunction with, the Prospectus.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

There can be no guarantee that the Fund will achieve its investment objective. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Policies and Risks

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser.

2

Derivatives Risk. The Fund may invest in derivative products to, among other things, obtain exposure to specific asset class sectors and seek to hedge against possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased. Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could limit or prevent the Fund from using certain instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

The Fund may invest greater than 10% of its net assets in derivatives and thus does not qualify as a limited derivatives user and is subject to additional requirements of Rule 18f-4, including the adoption and implementation of a derivatives risk management program and the full reporting requirements to the Board of Directors of the Company (“Board”), the SEC and the public regarding the Fund’s derivatives activities.

Certain Investment Techniques and Derivatives Risks. When the Sub-Adviser uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds or ETFs. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

3

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

4

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

●	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Exchange-Traded Funds (“ETFs”). The Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index. There can be no assurance, however, that this can be accomplished, as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. Additionally, some ETFs are actively-managed by an investment adviser and/or sub-advisers and do not seek to provide investment results that correspond to an index.

5

ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. An actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively-managed ETF’s portfolio management practices might not work to achieve the desired result. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAVs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. In addition, the purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s or ETF’s own expenses.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions described below. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. The changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, and the adoption of Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) which allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Fund expects to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, the Fund will limit such investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds). For this reason, the Adviser is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act at this time.

6

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO with respect to the Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally, contracts are closed out prior to the expiration date of the contract.

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See “Derivatives Risk” above for additional information.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s investment adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Investment Company Shares. The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

7

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, the Fund may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1-4 including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements and limits on most three-tier fund structures.

Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Money Market Securities. The Fund may invest its assets in money market instruments (the types of which are discussed below). Money market instruments include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

8

The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. In addition, investments in bank loans may not be deemed to be securities and may not have the protections of the federal securities laws. Bank obligations include the following:

●	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

●	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

●	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Options. The Fund may purchase and write put and call options on securities and securities indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

9

Put and call options on securities indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Fund is required to comply with Rule 18f-4 under the 1940 Act. See “Derivatives Risk” above for additional information.

The Fund may trade put and call options on securities and securities indices, as the Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

10

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

11

Securities Lending. The Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. The Fund may not make loans in excess of 33 1/3% of the value of its total assets. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund does not have the right to vote loaned securities. The Fund may attempt to call loaned securities back to permit the exercise of voting rights if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Special Note Regarding Market Events. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. Recent events are impacting the securities markets. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rates changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund.

12

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which they invest. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund's investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund's investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund's ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund's performance with respect to such investments, and thus the Fund's performance as a whole.

Temporary Defensive Positions. In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

13

Non-Principal Investment Policies and Risks

American, European and Global Depositary Receipts. The Fund may invest in American Depository Receipts (“ADRs”). ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities including increased market, illiquidity, currency, political, information and other risks, and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. GDRs, EDRs, and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Borrowing. The Fund may borrow money from a bank equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the NAV of the Fund’s shares and in the return on the Fund’s portfolio. Although the principal of any borrowing will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

14

Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time. In addition, where all or portion of the Fund’s underlying securities trade in a foreign market that is closed when the market in which the Fund’s Shares are listed is open for trading, there may be changes between the last quote of the underlying securities’ value in the closed foreign market and the value of such underlying securities during the Fund’s domestic trading day.

Corporate Obligations. The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Forward Commitment and When-Issued Transactions. The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitments enable the Fund to lock in what is believed by its investment adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund may not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

15

The Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

Equity Swaps. To the extent consistent with its investment objective and strategies, the Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may be used by the Fund for hedging purposes, in anticipation of the purchase of securities, for liquidity management purposes, or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P® Global Ratings Services (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

16

Illiquid Investments. Pursuant to Rule 22e-4 (“Rule 22e-4” or the “Liquidity Rule”) under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which the Fund is carrying the investments. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

On November 2, 2022, the SEC proposed amendments to Rule 22e-4. If adopted as proposed, the proposed amendments would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments deemed to be illiquid. In addition, the Fund’s operations and investment strategies may be adversely impacted if the proposed amendments are adopted.

LIBOR Risk. Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

17

Non-U.S. Issuers Risk. The Fund may invest in securities of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

Restricted Securities. The Fund may purchase securities which are not registered under the 1933 Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Fund’s investment objective, the Fund may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

18

Special Situation Companies. The Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. The Fund may invest in securities (even if not Special Situations) which, in the opinion of its investment adviser, are appropriate investments for the Fund, including securities which the investment adviser believes are undervalued by the market. The Fund is not required to invest any minimum percentage of their aggregate portfolio in “Special Situations,” nor are they required to invest any minimum percentage of their aggregate portfolio in securities other than “Special Situations.”

RIC Compliance Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code (the “Code”). To continue to qualify for federal income tax treatment as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of such Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, such Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

INVESTMENT RESTRICTIONS

The Company has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

19

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1	Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2	Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

4	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

5	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

20

6	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1	Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2	Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

21

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of the Fund’s shares. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things (i) following the initial 12-month period beginning upon the commencement of trading of the fund, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Fund’s portfolio holdings are not made available to all market participants at the same time; (iii) the Fund has failed to file any filings required by the SEC or the Exchange is aware that the Fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC or its staff under the 1940 Act with respect to the Fund; (iv) the Exchange’s ongoing listing requirements are not continuously maintained; (v) any of the continuous listing representations for the issue of the Fund’s shares are not continuously met; or (vi) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the exchange inadvisable. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund.

The Company reserves the right to adjust the price levels of its shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

The Predecessor Fund’s portfolio turnover rates for the three most recent fiscal years are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

Fiscal Period Ended August 31, 2025	Fiscal Year Ended December 31, 2024*
13%	0.00%

*	Portfolio Turnover Rate does not include securities delivered from processing in-kind redemptions.

22

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

23

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors, Advisory Board, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

24

Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).

25

Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

26

DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A

27

Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2019 Director of Marketing & Business Development of The RBB Fund Inc.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

28

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.
3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

29

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

30

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

31

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Fund and in all of the portfolios of the Company and The RBB Fund Trust (together, the “Fund Complex”) (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Independent Directors
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
Interested Directors
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
Disinterested Advisory Board Members
Eugene Podsiadlo(1)	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

Directors’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pays each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

32

From January 1, 2024 through December 31, 2024, the Fund Complex based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $1,060,000 in the aggregate from all series of the Fund Complex for its services. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC did not receive any fees from the Fund. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary, and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund and the Fund Complex in the following amounts:

33

Name of Director/Officer	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$0	N/A	N/A	$406,250
Lisa A. Dolly, Director	$0	N/A	N/A	$363,750
Nicholas A. Giordano, Director	$0	N/A	N/A	$369,250
Arnold M. Reichman, Director and Chair	$0	N/A	N/A	$476,750
Robert A. Straniere, Director(1)	$0	N/A	N/A	$101,250
Martha A. Tirinnanzi, Director	$0	N/A	N/A	$33,600
Interested Director:
Robert Sablowsky, Director and Vice Chair	$0	N/A	N/A	$466,750
Brian T. Shea, Director	$0	N/A	N/A	$380,500
Disinterested Advisory Board Member
Eugene Podsiadlo(2)	$0	N/A	N/A	$0
Officers:
Steven Plump, President	$0	N/A	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$0	N/A	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$0	N/A	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$0	N/A	N/A	$200,000

(1)	Mr. Straniere retired from his role as a Director effective January 2025.
(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

34

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Fund and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Julian Brodsky	None	N/A	N/A	$106,250
Robert Straniere	None	N/A	N/A	$84,375

CODE OF ETHICS

The Company, the Adviser, and the Sub-Adviser have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

35

PRINCIPAL HOLDERS

Any person owning, directly or indirectly, more than 25% of the outstanding shares of the Fund is presumed to control the Fund. Principal holders are persons who own 5% or more of the outstanding shares of the Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of December 1, 2025, the Company does not have information regarding the record or beneficial ownership of shares of the Fund held in the names of DTC participants, as DTC has not provided the Company with access to such information.

As of December 1, 2025, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT

Investment Advisory Agreement

Summit Global Investments, LLC (“Summit” or the “Adviser”) is a limited liability company registered with the State of Utah in October 2010. The Adviser is 100% privately-owned and is controlled by David Harden.

The Adviser provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

Pursuant to the terms of the Advisory Agreement, in consideration of the services provided by the Adviser, the Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.50% of the average daily net assets. From the unitary management fee, the Adviser pays most of the expenses of the Fund, including the cost of sub-advisory fees to any investment sub-adviser, the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreements, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

36

The Fund and Predecessor Fund paid the following advisory fees, including waivers and reimbursements for the past three fiscal years:

Investment Sub-Advisory Agreement

SG Trading Solutions, LLC, located at 620 South Main Street, Bountiful, Utah 84010, (the “Sub-Adviser”), an affiliate of the Adviser, provides trading and execution services to the Fund pursuant to the terms of a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Company, the Adviser and the Sub-Adviser. After the initial two year-term, the Sub-Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

For its services, the Sub-Adviser receives a fee from the Adviser, calculated daily and paid monthly, equal to 0.05% of the average daily net assets of the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The Adviser

Description of Compensation. The portfolio managers are compensated through equity ownership of the Adviser, adjusted to reflect current market rates, and therefore compensation is in part based on the value of the Fund’s net assets and other client accounts they are managing The Adviser’s Board of Managers reviews the compensation of each portfolio manager periodically and may make modifications in compensation as it deems necessary to reflect changes in the market.

37

Other Accounts. In addition to the Fund, each portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2025.

Portfolio Manager;	Total Accounts		Accounts With Performance-Based Fees
Other Accounts	Number	Assets	Number	Assets
David Harden
Registered Investment Companies	10	$1.3 billion	0	$0
Other Pooled Investment Vehicles	1	$2 million	1	$2 million
Other Accounts	16	$812 million	0	$0
Aash Shah
Registered Investment Companies	10	$1.3 billion	0	$0
Other Pooled Investment Vehicles	1	$2 million	1	$2 million
Other Accounts	16	$812 million	0	$0

Conflict of Interest. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Securities Ownership. As of August 31, 2025, the portfolio managers did not own any shares of the Fund.

UNDERWRITER

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), located at 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 5,000 shares. The Distributor will not distribute Shares in amounts less than a Creation Unit.

38

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC Participants.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Directors of the Company, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Company issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, plus the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

39

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Fund’s shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes from time to time as rebalancing adjustments and corporate action events are reflected by the Sub-Adviser. The composition of the Deposit Securities will change in response to adjustments to the weighting or composition of the securities constituting the Fund’s portfolio.

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

40

CASH PURCHASE METHOD. The Company may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from the Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed on any day, the Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

41

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the settlement date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the settlement date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the settlement date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to the Fund for losses, if any, resulting from unsettled orders.

42

Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time. APs will be liable to the Company for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Fund, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the settlement date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Fund. The Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Fund is $300.

43

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

44

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Fund may incur costs such as brokerage costs or taxable gains or losses that the Fund might not have incurred if the redemption had been made in-kind. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company. The Non-Standard Charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for the Fund is $300.

45

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

46

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Fund discloses its full portfolio holdings, as of the close of business the prior day, each day before the opening of trading on the Exchange at sgiam.com.

47

DETERMINATION OF NET ASSET VALUE

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee under the direction of the Board.

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

48

The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Fund and their shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Company each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

Dividend Reinvestment Service

The Fund will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Fund at NAV. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

Taxes - General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of the Prospectus and this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

49

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough, and such Fund does not satisfy the 90% distribution requirement described above, such Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions, including distributions of capital gains to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

The Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and a Fund’s status as a regulated investment company. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

50

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by the Fund.

Loss Carryforwards

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years. As of August 31, 2025, the Fund had no capital loss carryovers.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

51

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts they manage, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account and the Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Predecessor Fund paid aggregate brokerage commissions of $5,536, $0, and $0 for the fiscal periods/years ended August 31, 2025, December 31, 2024, and 2023, respectively. The Fund did not own any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents as of the end of the fiscal year ended August 31, 2025.

52

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

53

SECURITIES LENDING

U.S. Bank, N.A. serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a Master Securities Lending Agreement entered into between the Fund and U.S. Bank, N.A.

As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. U.S. Bank, N.A. is responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines.

U.S. Bank, N.A. receives as compensation for its services a portion of the amount earned by the Fund for lending securities.

54

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser will vote proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

More Information

Each year, the Fund will make available the actual voting records relating to portfolio securities held by the Fund during the 12-month period ending June 30 without charge, upon request by calling 1-855-744-8500, or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Adviser’s proxy-voting policies and procedures is available by calling 1-855-744-8500 and will be sent within three business days of receipt of a request.

55

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser. Sub-Adviser and/or their affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, Sub-Adviser and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

56

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to that Fund with each other share that represents an interest in that Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

57

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

58

GENERAL INFORMATION

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ financial statements.

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) of the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. Fund Services and the Custodian are affiliates.

59

Fund Services also served as the administrator to the Predecessor Fund. The administration, accounting and transfer agent fees paid to Fund Services by the Fund and Predecessor Fund for the past three fiscal years are as follows:

Fiscal Period Ended August 31, 2025	Fiscal Year Ended December 31,
2025	2024	2023
$105,563	$190,517	$183,500

Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

60

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders on Form N-CSR for the fiscal period ended August 31, 2025 are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose report thereon also appears in the annual report and is incorporated by reference into this SAI. Such financial statements have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the annual report may be obtained at no charge by calling the Fund at the telephone number appearing on the front page of this SAI.

61

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

A-1

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 1Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

A-2

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

[1]	A long-term rating can also be used to rate an issue with short maturity.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

A-3

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

A-4

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-5

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-6

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

A-7

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

A-8

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

A-9

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

A-10

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

A-11

APPENDIX B

Summit Global Investments, LLC

Proxy Voting

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Policy

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Procedures:

1	Upon receipt of proxy voting request, review items to be voted upon and Board recommendations.

2	Log into the proper online voting site and vote in accordance with Board recommendations unless otherwise notified by the Investment Committee.

3	Document the company, items voted on, and how SUMMIT GLOBAL INVESTMENTS, LLC voted on the proxy spreadsheet.

Procedures for SUMMIT GLOBAL INVESTMENTS, LLC’s Receipt of Class Actions

The following procedures outline SUMMIT GLOBAL INVESTMENTS, LLC’s receipt of “Class Action” documents from clients and custodians. It is SUMMIT GLOBAL INVESTMENTS, LLC’s position not to file these “Class Action” documents, but if received will follow these guidelines:

1	If “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Client, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

B-1

Similarly, if “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Custodian, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

B-2

PROSPECTUS
December 31, 2025

F/m US Treasury 30 Year Bond ETF | (Nasdaq: UTHY)

F/m US Treasury 20 Year Bond ETF | (Nasdaq: UTWY)

F/m US Treasury 10 Year Note ETF | (Nasdaq: UTEN)

F/m US Treasury 7 Year Note ETF | (Nasdaq: USVN)

F/m US Treasury 5 Year Note ETF | (Nasdaq: UFIV)

F/m US Treasury 3 Year Note ETF | (Nasdaq: UTRE)

F/m US Treasury 2 Year Note ETF | (Nasdaq: UTWO)

F/m US Treasury 12 Month Bill ETF | (Nasdaq: OBIL)

F/m US Treasury 6 Month Bill ETF | (Nasdaq: XBIL)

F/m US Treasury 3 Month Bill ETF | (Nasdaq: TBIL)

Each a series of The RBB Fund, Inc.
3050 K Street NW, Suite 201
Washington, DC 20007

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Section	1
F/m US Treasury 30 Year Bond ETF	1
F/m US Treasury 20 Year Bond ETF	7
F/m US Treasury 10 Year Note ETF	13
F/m US Treasury 7 Year Note ETF	19
F/m US Treasury 5 Year Note ETF	25
F/m US Treasury 3 Year Note ETF	31
F/m US Treasury 2 Year Note ETF	37
F/m US Treasury 12 Month Bill ETF	43
F/m US Treasury 6 Month Bill ETF	49
F/m US Treasury 3 Month Bill ETF	55
Additional Information about the Funds	61
Management of the Funds	68
How to Buy and Sell Shares	69
Dividends, Distributions, and Taxes	71
Distribution	74
Additional Considerations	74
Financial Highlights	76
For More Information	Back Cover

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the F/m US Treasury 30 Year Bond ETF, F/m US Treasury 20 Year Bond ETF, F/m US Treasury 10 Year Note ETF, F/m US Treasury 7 Year Note ETF, F/m US Treasury 5 Year Note ETF, F/m US Treasury 3 Year Note ETF, F/m US Treasury 2 Year Note ETF, F/m US Treasury 12 Month Bill ETF, F/m US Treasury 6 Month Bill ETF, and F/m US Treasury 3 Month Bill ETF (each a “Fund” and together the “Funds”) or The RBB Fund, Inc. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

SUMMARY SECTION – F/m US Treasury 30 Year Bond ETF

Investment Objective

The investment objective of the F/m US Treasury 30 Year Bond ETF (the “F/m UST 30Y Bond Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Treasury Bellwether 30Y Total Return USD Unhedged Index (I00094US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries when purchasing or selling Fund Shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.15%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year-to-year, as well as within a year. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 390% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in the component securities of the Underlying Index, provided, however, that in the event that the most recently auctioned outstanding US Treasury Bond that matures closest to, but not beyond, 30 years from the rebalancing date is not included in the Underlying Index, then the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the most recently auctioned outstanding US Treasury Bond that matures closest to, but not beyond, 30 years from the rebalancing date.

The Adviser generally intends to replicate the constituent securities of the Underlying Index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Adviser may use a “representative sampling” strategy in certain circumstances, such as when it may not be possible or practicable to fully implement a replication strategy. Representative sampling is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index.

1

The Underlying Index

The Underlying Index was established by Bloomberg Finance L.P. (the “Index Provider”) with history backfilled to January 1, 1981. It tracks the most recent or “on-the-run” (“OTR”) 30 Year US Treasury security and is rebalanced on the last day of each month. The Index Provider constructs a single hypothetical security that mirrors the terms, conditions, and pricing of the most recent US Treasury security issued by the US government for the 30 Year issue. The hypothetical security is rolled to the new OTR Treasury security on the day after the treasury auction. On each day of the month, the hypothetical treasury is priced daily as per the OTR Treasury security it holds.

The Underlying Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. Additional information regarding the Underlying Index is available at https://assets.bbhub.io/professional/sites/27/Bloomberg-Index-Publications-US-Treasury-Bellwether-Indices-20241217.pdf.

The Fund’s investment strategy is to pursue its investment objective. The Fund generally may invest up to 20% of its total assets in securities or other investments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index.

The Fund may invest in securities of other affiliated and unaffiliated exchange-traded funds (each, an “ETF”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).The Fund has elected to be, and intends to continue to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber-failures.

2

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

3

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. The Fund generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

4

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Fund. The bar chart shows the performance of the Fund for one year. The table illustrates how the Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and another benchmark with similar portfolio characteristics to the Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.fminvest.com.

Total Returns for the Calendar Year Ended December 31

Best Quarter: 7.98% in the quarter ended September 30, 2024
Worst Quarter: -9.52% in the quarter ended December 31, 2024

The Fund’s year-to-date total return for the three months ended September 30, 2025 was 4.31%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

F/m UST 30Y Bond Fund	1 Year	Since Inception March 27, 2023
Return Before Taxes	-7.99%	-6.08%
Return After Taxes on Distributions	-9.59%	-7.62%
Return After Taxes on Distributions and Sale of Fund Shares	-4.69%	-5.20%
Bloomberg US Treasury Bellwether 30Y Total Return USD Unhedged Index (I00094US) (reflects no deduction for fees, expenses or taxes)	-8.09%	-5.75%
ICE BofA Current 30-Year US Treasury Index (reflects no deduction for fees, expenses or taxes)	-8.03%	-6.09%
ICE US Treasury Code Bond Index (reflects no deduction for fees, expenses or taxes)	0.70%	1.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

5

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the F/m UST 30Y Bond Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	in March 2023
Alexander Morris	Chief Executive Officer	in March 2023
Marcin Zdunek	Managing Director, Head of Capital Markets and Portfolio Manager	in March 2023

Purchase and Sale of F/m UST 30Y Bond Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is provided at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. Certain states and localities may exempt distributions from tax when attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

6

SUMMARY SECTION – F/m US Treasury 20 Year Bond ETF

Investment Objective

The investment objective of the F/m US Treasury 20 Year Bond ETF (the “F/m UST 20Y Bond Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Treasury Bellwether 20Y Total Return USD Unhedged Index (I39156US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries when purchasing or selling Fund Shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.15%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year-to-year, as well as within a year. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 353% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in the component securities of the Underlying Index, provided, however, that in the event that the most recently auctioned outstanding US Treasury Bond that matures closest to, but not beyond, 20 years from the rebalancing date is not included in the Underlying Index, then the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the most recently auctioned outstanding US Treasury Bond that matures closest to, but not beyond, 20 years from the rebalancing date.

The Underlying Index

The Underlying Index was established by Bloomberg Finance L.P. (the “Index Provider”) with history backfilled to January 1, 1981. It tracks the most recent or “on-the-run” (“OTR”) 20 Year US Treasury security and is rebalanced on the last day of each month. The Index Provider constructs a single hypothetical security that mirrors the terms, conditions, and pricing of the most recent US Treasury security issued by the U.S. government for the 20 Year issue. The hypothetical security is rolled to the new OTR Treasury security on the day after the treasury auction. On each day of the month, the hypothetical treasury is priced daily as per the OTR treasury security it holds.

7

The Underlying Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. Additional information regarding the Underlying Index is available at https://assets.bbhub.io/professional/sites/27/Bloomberg-Index-Publications-US-Treasury-Bellwether-Indices-20241217.pdf.

The Fund’s investment strategy is to pursue its investment objective. The Fund generally may invest up to 20% of its total assets in securities or other investments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index.

The Fund may invest in securities of other affiliated and unaffiliated exchange-traded funds (each, an “ETF”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund has elected to be, and intends to continue to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

8

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but

9

will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. The Fund generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

10

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Fund. The bar chart shows the performance of the Fund for one year. The table illustrates how the Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and another benchmark with similar portfolio characteristics to the Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.fminvest.com.

Total Returns for the Calendar Year Ended December 31

Best Quarter: 7.16% in the quarter ended September 30, 2024
Worst Quarter: -7.75% in the quarter ended December 31, 2024

The Fund’s year-to-date total return for the three months ended September 30, 2025 was 5.11%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

F/m UST 20Y Bond Fund	1 Year	Since Inception March 27, 2023
Return Before Taxes	-4.97%	-3.83%
Return After Taxes on Distributions	-6.63%	-5.44%
Return After Taxes on Distributions and Sale of Fund Shares	-2.91%	-3.55%
Bloomberg US Treasury Bellwether 20Y Total Return USD Unhedged Index (I39156US) (reflects no deduction for fees, expenses or taxes)	-5.18%	-3.67%
ICE BofA Current 20-Year US Treasury Index (reflects no deduction for fees, expenses or taxes)	-5.07%	-3.89%
ICE US Treasury Code Bond Index (reflects no deduction for fees, expenses or taxes)	0.70%	1.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

11

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the F/m UST 20Y Bond Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	in March 2023
Alexander Morris	Chief Executive Officer	in March 2023
Marcin Zdunek	Managing Director, Head of Capital Markets and Portfolio Manager	in March 2023

Purchase and Sale of F/m UST 20 Year Bond Fund Shares

Shares are listed the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is provided at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. Certain states and localities may exempt distributions from tax when attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

12

SUMMARY SECTION – F/m US Treasury 10 Year Note ETF

Investment Objective

The investment objective of the F/m US Treasury 10 Year Note ETF (the “F/m UST 10Y Note Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Treasury Bellwether 10Y Total Return USD Unhedged Index (I00093US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries when purchasing or selling Fund Shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.15%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rates may vary from year-to-year, as well as within a year. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 402% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in the component securities of the Underlying Index, provided, however, that in the event that the most recently auctioned outstanding US Treasury Note that matures closest to, but not beyond, 10 years from the rebalancing date is not included in the Underlying Index, then the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the most recently auctioned outstanding US Treasury Note that matures closest to, but not beyond, 10 years from the rebalancing date.

The Underlying Index

The Underlying Index was established by Bloomberg Finance L.P. (the “Index Provider”) with history backfilled to January 1, 1981. It tracks the most recent or “on-the-run” (“OTR”) 10 Year US Treasury security and is rebalanced on the last day of each month. The Index Provider constructs a single hypothetical security that mirrors the terms, conditions, and pricing of the most recent US Treasury security issued by the U.S. government for the 10 Year issue. The hypothetical security is rolled to the new OTR Treasury security on the day after the treasury auction. On each day of the month, the hypothetical treasury is priced daily as per the OTR Treasury security it holds.

13

The Underlying Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. Additional information regarding the Underlying Index is available at https://assets.bbhub.io/professional/sites/27/Bloomberg-Index-Publications-US-Treasury-Bellwether-Indices-20241217.pdf.

The Fund’s investment strategy is to pursue its investment objective. The Fund generally may invest up to 20% of its total assets in securities or other investments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index.

The Fund may invest in securities of other affiliated and unaffiliated exchange-traded funds (each, an “ETF”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund has elected to be, and intends to continue to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

14

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but

15

will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. The Fund generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

16

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Fund. The bar chart shows the performance of the Fund from year to year. The table illustrates how the Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and another benchmark with similar portfolio characteristics to the Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.fminvest.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 6.58% in the quarter ended December 31, 2023
Worst Quarter: -5.20% in the quarter ended December 31, 2024

The Fund’s year-to-date total return for the three months ended September 30, 2025 was 6.94%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

F/m UST 10Y Note Fund	1 Year	Since Inception, August 8, 2022
Return Before Taxes	-1.76%	-2.87%
Return After Taxes on Distributions	-3.35%	-4.33%
Return After Taxes on Distributions and Sale of Fund Shares	-1.03%	-2.75%
Bloomberg US Treasury Bellwether 10Y Total Return USD Unhedged Index (I00093US) (reflects no deduction for fees, expenses or taxes)	-1.73%	-2.60%
ICE BofA Current 10-Year US Treasury Total Return Index (reflects no deduction for fees, expenses or taxes)	-1.69%	-2.77%
ICE US Treasury Code Bond Index (reflects no deduction for fees, expenses or taxes)	0.70%	-0.14%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

17

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the F/m UST 10Y Note Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	Inception in August 2022
Alexander Morris	Chief Executive Officer	Inception in August 2022
Marcin Zdunek	Managing Director, Head of Capital Markets and Portfolio Manager	in December 2022

Purchase and Sale of F/m UST 10Y Note Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. Certain states and localities may exempt distributions from tax when attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

18

SUMMARY SECTION – F/m US Treasury 7 Year Note ETF

Investment Objective

The investment objective of the F/m US Treasury 7 Year Note ETF (the “F/m UST 7Y Note Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Treasury Bellwether 7Y Total Return USD Unhedged Index (I39160US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries when purchasing or selling Fund Shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.15%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rates may vary from year-to-year, as well as within a year. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 1,122% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in the component securities of the Underlying Index, provided, however, that in the event that the most recently auctioned outstanding US Treasury Note that matures closest to, but not beyond, 7 years from the rebalancing date is not included in the Underlying Index, then the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the most recently auctioned outstanding US Treasury Note that matures closest to, but not beyond, 7 years from the rebalancing date.

The Underlying Index

The Underlying Index was established by Bloomberg Finance L.P. (the “Index Provider”) with history backfilled to January 1, 1981. It tracks the most recent or “on-the-run” (“OTR”) 7 Year US Treasury security and is rebalanced on the last day of each month. The Index Provider constructs a single hypothetical security that mirrors the terms, conditions, and pricing of the most recent US Treasury security issued by the U.S. government for the 7 Year issue. The hypothetical security is rolled to the new OTR Treasury security on the day after the treasury auction. On each day of the month, the hypothetical treasury is priced daily as per the OTR Treasury security it holds.

19

The Underlying Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. Additional information regarding the Underlying Index is available at https://assets.bbhub.io/professional/sites/27/Bloomberg-Index-Publications-US-Treasury-Bellwether-Indices-20241217.pdf.

The Fund’s investment strategy is to pursue its investment objective. The Fund generally may invest up to 20% of its total assets in securities or other investments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index.

The Fund may invest in securities of other affiliated and unaffiliated exchange-traded funds (each, an “ETF”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund has elected to be, and intends to continue to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

20

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but

21

will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. The Fund generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

22

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Fund. The bar chart shows the performance of the Fund from one year. The table illustrates how the Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and another benchmark with similar portfolio characteristics to the Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.fminvest.com.

Total Returns for the Calendar Year Ended December 31

Best Quarter: 5.15% in the quarter ended September 30, 2024
Worst Quarter: -3.96% in the quarter ended December 31, 2024

The Fund’s year-to-date total return for the three months ended September 30, 2025 was 6.64%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

F/m UST 7Y Note Fund	1 Year	Since Inception March 27, 2023
Return Before Taxes	0.09%	0.30%
Return After Taxes on Distributions	-1.53%	-1.30%
Return After Taxes on Distributions and Sale of Fund Shares	0.05%	-0.44%
Bloomberg US Treasury Bellwether 7Y Total Return USD Unhedged Index (I39160US). (reflects no deduction for fees, expenses or taxes)	0.04%	0.47%
ICE BofA Current 7-Year US Treasury Index (reflects no deduction for fees, expenses or taxes)	0.19%	0.34%
ICE US Treasury Code Bond Index (reflects no deduction for fees, expenses or taxes)	0.70%	1.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

23

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the F/m UST 7Y Note Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	in March 2023
Alexander Morris	Chief Executive Officer	in March 2023
Marcin Zdunek	Managing Director, Head of Capital Markets and Portfolio Manager	in March 2023

Purchase and Sale of F/m UST 7Y Note Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is provided at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. Certain states and localities may exempt distributions from tax when attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

24

SUMMARY SECTION – F/m US Treasury 5 Year Note ETF

Investment Objective

The investment objective of the F/m US Treasury 5 Year Note ETF (the “F/m UST 5Y Note Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Treasury Bellwether 5Y Total Return USD Unhedged Index (I00092US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries when purchasing or selling Fund Shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.15%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rates may vary from year-to-year, as well as within a year. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 1,037% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in the component securities of the Underlying Index, provided, however, that in the event that the most recently auctioned outstanding US Treasury Note that matures closest to, but not beyond, 5 years from the rebalancing date is not included in the Underlying Index, then the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the most recently auctioned outstanding US Treasury Note that matures closest to, but not beyond, 5 years from the rebalancing date.

The Underlying Index

The Underlying Index was established by Bloomberg Finance L.P. (the “Index Provider”) with history backfilled to January 1, 1981. It tracks the most recent or “on-the-run” (“OTR”) 5 Year US Treasury security and is rebalanced on the last day of each month. The Index Provider constructs a single hypothetical security that mirrors the terms, conditions, and pricing of the most recent US Treasury security issued by the U.S. government for the 5 Year issue. The hypothetical security is rolled to the new OTR Treasury security on the day after the treasury auction. On each day of the month, the hypothetical treasury is priced daily as per the OTR Treasury security it holds.

25

The Underlying Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. Additional information regarding the Underlying Index is available at https://assets.bbhub.io/professional/sites/27/Bloomberg-Index-Publications-US-Treasury-Bellwether Indices-20241217.pdf.

The Fund’s investment strategy is to pursue its investment objective. The Fund generally may invest up to 20% of its total assets in securities or other investments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index.

The Fund may invest in securities of other affiliated and unaffiliated exchange-traded funds (each, an “ETF”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund has elected to be, and intends to continue to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

26

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but

27

will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. The Fund generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

28

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Fund. The bar chart shows the performance of the Fund for one year. The table illustrates how the Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and another benchmark with similar portfolio characteristics to the Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.fminvest.com.

Total Returns for the Calendar Year Ended December 31

Best Quarter: 4.34% in the quarter ended September 30, 2024
Worst Quarter: -2.67% in the quarter ended December 31, 2024

The Fund’s year-to-date total return for the three months ended September 30, 2025 was 5.90%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

F/m UST 5Y Note Fund	1 Year	Since Inception March 27, 2023
Return Before Taxes	1.16%	1.40%
Return After Taxes on Distributions	-0.45%	-0.21%
Return After Taxes on Distributions and Sale of Fund Shares	0.68%	0.396%
Bloomberg US Treasury Bellwether 5Y Total Return USD Unhedged Index (I00092US). (reflects no deduction for fees, expenses or taxes)	1.19%	1.57%
ICE BofA Current 5-Year US Treasury Index (reflects no deduction for fees, expenses or taxes)	1.23%	1.50%
ICE US Treasury Code Bond Index (reflects no deduction for fees, expenses or taxes)	0.70%	1.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

29

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the F/m UST 5Y Note Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	in March 2023
Alexander Morris	Chief Executive Officer	in March 2023
Marcin Zdunek	Managing Director, Head of Capital Markets and Portfolio Manager	in March 2023

Purchase and Sale of F/m UST 5Y Note Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is provided at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. Certain states and localities may exempt distributions from tax when attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

30

SUMMARY SECTION – F/m US Treasury 3 Year Note ETF

Investment Objective

The investment objective of the F/m US Treasury 3 Year Note ETF (the “F/m UST 3Y Note Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Treasury Bellwether 3Y Total Return USD Unhedged Index (I06674US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries when purchasing or selling Fund Shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.15%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rates may vary from year-to-year, as well as within a year. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 1,086% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in the component securities of the Underlying Index, provided, however, that in the event that the most recently auctioned outstanding US Treasury Note that matures closest to, but not beyond, 3 years from the rebalancing date is not included in the Underlying Index, then the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the most recently auctioned outstanding US Treasury Note that matures closest to, but not beyond, 3 years from the rebalancing date.

The Underlying Index

The Underlying Index was established by Bloomberg Finance L.P. (the “Index Provider”) with history backfilled to January 1, 1981. It tracks the most recent or “on-the-run” (“OTR”) 3 Year US Treasury security and is rebalanced on the last day of each month. The Index Provider constructs a single hypothetical security that mirrors the terms, conditions, and pricing of the most recent US Treasury security issued by the U.S. government for the 3 Year issue. The hypothetical security is rolled to the new OTR Treasury security on the day after the treasury auction. On each day of the month, the hypothetical treasury is priced daily as per the OTR Treasury security it holds.

31

The Underlying Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. Additional information regarding the Underlying Index is available at https://assets.bbhub.io/professional/sites/27/Bloomberg-Index-Publications-US-Treasury-Bellwether-Indices-20241217.pdf.

The Fund’s investment strategy is to pursue its investment objective. The Fund generally may invest up to 20% of its total assets in securities or other investments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index.

The Fund may invest in securities of other affiliated and unaffiliated exchange-traded funds (each, an “ETF”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund has elected to be, and intends to continue to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

32

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but

33

will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. The Fund generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

34

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Fund. The bar chart shows the performance of the Fund for one year. The table illustrates how the Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and another benchmark with similar portfolio characteristics to the Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.fminvest.com.

Total Returns for the Calendar Year Ended December 31

Best Quarter: 3.48% in the quarter ended September 30, 2024
Worst Quarter: -1.02% in the quarter ended December 31, 2024

The Fund’s year-to-date total return for the three months ended September 30, 2025 was 4.65%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

F/m UST 3Y Note Fund	1 Year	Since Inception March 27, 2023
Return Before Taxes	2.92%	2.77%
Return After Taxes on Distributions	1.26%	1.08%
Return After Taxes on Distributions and Sale of Fund Shares	1.72%	1.40%
Bloomberg US Treasury Bellwether 3Y Total Return USD Unhedged Index (I06674US) (reflects no deduction for fees, expenses or taxes)	3.17%	3.05%
ICE BofA Current 3-Year US Treasury Index (reflects no deduction for fees, expenses or taxes)	2.99%	2.86%
ICE US Treasury Code Bond Index (reflects no deduction for fees, expenses or taxes)	0.70%	1.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

35

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the F/m UST 3Y Note Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	in March 2023
Alexander Morris	Chief Executive Officer	in March 2023
Marcin Zdunek	Managing Director, Head of Capital Markets and Portfolio Manager	in March 2023

Purchase and Sale of F/m UST 3Y Note Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is provided at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Aps (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. Certain states and localities may exempt distributions from tax when attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

36

SUMMARY SECTION – F/m US Treasury 2 Year Note ETF

Investment Objective

The investment objective of the F/m US Treasury 2 Year Note ETF (the “F/m UST 2Y Note Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Treasury Bellwether 2Y Total Return USD Unhedged Index (BTB2TRUU) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries when purchasing or selling Fund Shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.15%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rates may vary from year-to-year, as well as within a year. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 1,301% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in the component securities of the Underlying Index, provided, however, that in the event that the most recently auctioned outstanding US Treasury Note that matures closest to, but not beyond, 2 years from the rebalancing date is not included in the Underlying Index, then the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the most recently auctioned outstanding US Treasury Note that matures closest to, but not beyond, 2 years from the rebalancing date.

The Underlying Index

The Underlying Index was established by Bloomberg Finance L.P. (the “Index Provider”) with history backfilled to January 1, 1981. It tracks the most recent or “on-the-run” (“OTR”) 2 Year US Treasury security and is rebalanced on the last day of each month. The Index Provider constructs a single hypothetical security that mirrors the terms, conditions, and pricing of the most recent US Treasury security issued by the U.S. government for the 2 Year issue. The hypothetical security is rolled to the new OTR Treasury security on the day after the treasury auction. On each day of the month, the hypothetical treasury is priced daily as per the OTR Treasury security it holds.

37

The Underlying Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. Additional information regarding the Underlying Index is available at https://assets.bbhub.io/professional/sites/27/Bloomberg-Index-Publications-US-Treasury-Bellwether-Indices-20241217.pdf.

The Fund’s investment strategy is to pursue its investment objective. The Fund generally may invest up to 20% of its total assets in securities or other investments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index.

The Fund may invest in securities of other affiliated and unaffiliated exchange-traded funds (each, an “ETF”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund has elected to be, and intends to continue to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

38

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as AP. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but

39

will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. The Fund generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

40

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Fund. The bar chart shows the performance of the Fund from year to year. The table illustrates how the Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and another benchmark with similar portfolio characteristics to the Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.fminvest.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 2.84% in the quarter ended September 30, 2024
Worst Quarter: -0.92% in the quarter ended June 30, 2023

The Fund’s year-to-date total return for the three months ended September 30, 2025 was 3.71%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

F/m UST 2Y Note Fund	1 Year	Since Inception, August 8, 2022
Return Before Taxes	3.72%	2.59%
Return After Taxes on Distributions	1.95%	0.89%
Return After Taxes on Distributions and Sale of Fund Shares	2.18%	1.25%
Bloomberg US Treasury Bellwether 2Y Total Return USD Unhedged Index (BTB2TRUU) (reflects no deduction for fees, expenses or taxes)	3.79%	2.72%
ICE BofA Current 2-Year US Treasury Total Return Index (reflects no deduction for fees, expenses or taxes)	3.74%	2.60%
ICE US Treasury Code Bond Index (reflects no deduction for fees, expenses or taxes)	0.70%	-0.14%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

41

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the F/m UST 2Y Note Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	Inception in August 2022
Alexander Morris	Chief Executive Officer	Inception in August 2022
Marcin Zdunek	Managing Director, Head of Capital Markets and Portfolio Manager	in December 2022

Purchase and Sale of F/m UST 2Y Note Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. Certain states and localities may exempt distributions from tax when attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

42

SUMMARY SECTION – F/m US Treasury 12 Month Bill ETF

Investment Objective

The investment objective of the F/m US Treasury 12 Month Bill ETF (the “F/m UST 12M Bill Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Treasury Bellwether 1Y Total Return USD Unhedged Index (I01061US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries when purchasing or selling Fund Shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.15%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rates may vary from year-to-year, as well as within a year. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, which leads to the 0% portfolio turnover rate reported above. If those instruments were included in the calculation, the Fund would have a high portfolio turnover rate.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in the component securities of the Underlying Index, provided, however, that in the event that the most recently auctioned outstanding US Treasury Bill that matures closest to, but not beyond, 1 year from the rebalancing date is not included in the Underlying Index, then the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the most recently auctioned outstanding US Treasury Bill that matures closest to, but not beyond, 1 year from the rebalancing date.

The Underlying Index

The Underlying Index was established by Bloomberg Finance L.P. (the “Index Provider”) with history backfilled to January 1, 1981. It tracks the most recent or “on-the-run” (“OTR”) 12 Month US Treasury security and is rebalanced on the last day of each month. The Index Provider constructs a single hypothetical security that mirrors the terms, conditions, and pricing of the most recent US Treasury

43

security issued by the U.S. government for the 12 Month issue. The hypothetical security is rolled to the new OTR Treasury security on the day after the treasury auction. On each day of the month, the hypothetical treasury is priced daily as per the OTR Treasury security it holds.

The Underlying Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. Additional information regarding the Underlying Index is available at https://assets.bbhub.io/professional/sites/27/Bloomberg-Index-Publications-US-Treasury-Bellwether-Indices-20241217.pdf.

The Fund’s investment strategy is to pursue its investment objective. The Fund generally may invest up to 20% of its total assets in securities or other investments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index.

The Fund may invest in securities of other affiliated and unaffiliated exchange-traded funds (each, an “ETF”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund has elected to be, and intends to continue to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

44

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Funds. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

45

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. The Fund generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

46

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Fund. The bar chart shows the performance of the Fund from year to year. The table illustrates how the Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and another benchmark with similar portfolio characteristics to the Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.fminvest.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 2.01% in the quarter ended September 30, 2024
Worst Quarter: 0.35% in the quarter ended June 30, 2023

The Fund’s year-to-date total return for the three months ended September 30, 2025 was 3.29%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

F/m UST 12M Bill Fund	1 Year	Since Inception, November 14, 2022
Return Before Taxes	4.87%	4.76%
Return After Taxes on Distributions	2.94%	2.77%
Return After Taxes on Distributions and Sale of Fund Shares	2.86%	2.78%
Bloomberg US Treasury Bellwether 1Y Total Return USD Unhedged Index (I01061US) (reflects no deduction for fees, expenses or taxes)	5.03%	5.05%
ICE BofA US 1-Year Treasury Bill Total Return Index (reflects no deduction for fees, expenses or taxes)	4.90%	4.86%
ICE US Treasury Code Bond Index (reflects no deduction for fees, expenses or taxes)	0.70%	2.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

47

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the F/m UST 12M Bill Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	in November 2022
Alexander Morris	Chief Executive Officer	in November 2022
Marcin Zdunek	Managing Director, Head of Capital Markets and Portfolio Manager	in November 2022

Purchase and Sale of F/m UST 12M Bill Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. Certain states and localities may exempt distributions from tax when attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Advisor or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

48

SUMMARY SECTION – F/m US Treasury 6 Month Bill ETF

Investment Objective

The investment objective of the F/m US Treasury 6 Month Bill ETF (the “F/m UST 6M Bill Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Treasury Bellwether 6M Total Return USD Unhedged Index (I00088US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries when purchasing or selling Fund Shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.15%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rates may vary from year-to-year, as well as within a year. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, which leads to the 0% portfolio turnover rate reported above. If those instruments were included in the calculation, the Fund would have a high portfolio turnover rate.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in the component securities of the Underlying Index, provided, however, that in the event that the most recently auctioned outstanding US Treasury Bill that matures closest to, but not beyond, 6 months from the rebalancing date is not included in the Underlying Index, then the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the most recently auctioned outstanding US Treasury Bill that matures closest to, but not beyond, 6 months from the rebalancing date.

The Underlying Index

The Underlying Index was established by Bloomberg Finance L.P. (the “Index Provider”) with history backfilled to January 1, 1981. It tracks the most recent or “on-the-run” (“OTR”) 6 Month US Treasury security and is rebalanced on the last day of each month. The Index Provider constructs a single hypothetical security that mirrors the terms, conditions, and pricing of the most recent US Treasury

49

security issued by the U.S. government for the 6 Month issue. The hypothetical security is rolled to the new OTR Treasury security on the day after the treasury auction. On each day of the month, the hypothetical treasury is priced daily as per the OTR Treasury security it holds.

The Underlying Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. Additional information regarding the Underlying Index is available at https://assets.bbhub.io/professional/sites/27/Bloomberg-Index-Publications-US-Treasury-Bellwether-Indices-20241217.pdf.

The Fund’s investment strategy is to pursue its investment objective. The Fund generally may invest up to 20% of its total assets in securities or other investments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index.

The Fund may invest in securities of other affiliated and unaffiliated exchange-traded funds (each, an “ETF”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund has elected to be, and intends to continue to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

50

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

51

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. The Fund generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

52

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Fund. The bar chart shows the performance of the Fund for one year. The table illustrates how the Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and another benchmark with similar portfolio characteristics to the Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.fminvest.com.

Total Returns for the Calendar Year Ended December 31

Best Quarter: 1.54% in the quarter ended September 30, 2024
Worst Quarter: 1.11% in the quarter ended December 31, 2024

The Fund’s year-to-date total return for the three months ended September 30, 2025 was 3.15%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

F/m UST 6M Bill Fund	1 Year	Since Inception March 6, 2023
Return Before Taxes	5.18%	5.21%
Return After Taxes on Distributions	3.10%	3.07%
Return After Taxes on Distributions and Sale of Fund Shares	3.04%	3.06%
Bloomberg US Treasury Bellwether 6M Total Return USD Unhedged Index (I00088US) (reflects no deduction for fees, expenses or taxes)	5.42%	5.44%
ICE BofA 6-Month US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.35%	5.38%
ICE US Treasury Code Bond Index (reflects no deduction for fees, expenses or taxes)	0.70%	2.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

53

Portfolio Managers

Team Member	Primary Titles	Start Date with the F/m UST 6M Bill Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	in March 2023
Alexander Morris	Chief Investment Officer	in March 2023
Marcin Zdunek	Managing Director, Head of Capital Markets and Portfolio Manager	in March 2023

Purchase and Sale of F/m UST 6M Bill Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. Certain states and localities may exempt distributions from tax when attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

54

SUMMARY SECTION – F/m US Treasury 3 Month Bill ETF

Investment Objective

The investment objective of the F/m US Treasury 3 Month Bill ETF (the “F/m UST 3M Bill Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Treasury Bellwether 3M Total Return USD Unhedged Index (I00087US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries when purchasing or selling Fund Shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.15%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rates may vary from year-to-year, as well as within a year. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, which leads to the 0% portfolio turnover rate reported above. If those instruments were included in the calculation, the Fund would have a high portfolio turnover rate.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in the component securities of the Underlying Index, provided, however, that in the event that the most recently auctioned outstanding US Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date is not included in the Underlying Index, then the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the most recently auctioned outstanding US Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date.

The Underlying Index

The Underlying Index was established by Bloomberg Finance L.P. (the “Index Provider”) with history backfilled to January 1, 1981. It tracks the most recent or “on-the-run” (“OTR”) 3 Month US Treasury security and is rebalanced on the last day of each month. The Index Provider constructs a single hypothetical security that mirrors the terms, conditions, and pricing of the most recent US

55

Treasury security issued by the U.S. government for the 3 Month issue. The hypothetical security is rolled to the new OTR Treasury security on the day after the treasury auction. On each day of the month, the hypothetical treasury is priced daily as per the OTR Treasury security it holds.

The Underlying Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. Additional information regarding the Underlying Index is available at https://assets.bbhub.io/professional/sites/27/Bloomberg-Index-Publications-US-Treasury-Bellwether-Indices-20241217.pdf.

The Fund’s investment strategy is to pursue its investment objective. The Fund generally may invest up to 20% of its total assets in securities or other investments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index.

The Fund may invest in securities of other affiliated and unaffiliated exchange-traded funds (each, an “ETF”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund has elected to be, and intends to continue to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

56

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

57

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. The Fund generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

58

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Fund. The bar chart shows the performance of the Fund from year to year. The table illustrates how the Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and another benchmark with similar portfolio characteristics to the Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.fminvest.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 1.36% in the quarter ended September 30, 2024
Worst Quarter: 1.15% in the quarter ended December 31, 2024

The Fund’s year-to-date total return for the three months ended September 30, 2025 was 3.17%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

F/m UST 3M Bill Fund	1 Year	Since Inception, August 8, 2022
Return Before Taxes	5.16%	4.83%
Return After Taxes on Distributions	3.03%	2.87%
Return After Taxes on Distributions and Sale of Fund Shares	3.02%	2.85%
Bloomberg US Treasury Bellwether 3M Total Return USD Unhedged Index (I00087US) (reflects no deduction for fees, expenses or taxes)	5.29%	4.88%
ICE BofA 3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.28%	4.82%
ICE US Treasury Code Bond Index (reflects no deduction for fees, expenses or taxes)	0.70%	-0.14%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

59

Portfolio Managers

Team Member	Primary Titles	Start Date with the F/m UST 3M Bill Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	Inception in August 2022
Alexander Morris	Chief Investment Officer	Inception in August 2022
Marcin Zdunek	Managing Director, Head of Capital Markets and Portfolio Manager	in December 2022

Purchase and Sale of F/m UST 3M Bill Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

On any given day that the Exchange is open, except days that the Exchange is open but U.S. banks are generally closed (e.g., Veterans Day and Columbus Day), the Fund expects to effect creation and redemption orders (delivered in proper form) at different times, depending on when such orders are received, as follows:

For creation orders:

●

Orders received before 12:00 p.m. Eastern Time: Creation Units are generally expected to be delivered on that same day (“T+0”) by either 3:00 p.m. Eastern Time (for transactions where the AP has advanced full collateral) or by no later than 6:00 p.m. Eastern Time (for transactions where the AP has not advanced full collateral).

●	Orders received on or after 12:00 p.m. Eastern Time: Creation Units are generally expected to be delivered on the following business day (“T+1”) by no later than 6:00p.m. Eastern Time.

For redemption orders:

●	Orders received before 12:00 p.m. Eastern Time: redemption proceeds will be issued on T+0 by 3:00 p.m. Eastern Time.

●	Orders received on or after 12:00 p.m. Eastern Time: redemption proceeds will be issued on T+1 by 3:00 p.m. Eastern Time.

On days that the Exchange is open, but U.S. banks are generally closed, all creation orders and redemption orders for the Fund are expected to settle on T+1.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

60

Additional Information about the Funds

Investment Objective

The investment objective of each Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of each Fund’s benchmark (each a “Underlying Index” and more than one constituting “Underlying Indices”). Each Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Fund	Underlying Index
F/m UST 30Y Bond Fund	Bloomberg US Treasury Bellwether 30Y Total Return USD Unhedged Index (I00094US)
F/m UST 20Y Bond Fund	Bloomberg US Treasury Bellwether 20Y Total Return USD Unhedged Index (I39156US)
F/m UST 10Y Note Fund	Bloomberg US Treasury Bellwether 10Y Total Return USD Unhedged Index (I00093US)
F/m UST 7Y Note Fund	Bloomberg US Treasury Bellwether 7Y Total Return USD Unhedged Index (I39160US)
F/m UST 5Y Note Fund	Bloomberg US Treasury Bellwether 5Y Total Return USD Unhedged Index (I00092US)
F/m UST 3Y Note Fund	Bloomberg US Treasury Bellwether 3Y Total Return USD Unhedged Index (I06674US)
F/m UST 2Y Note Fund	Bloomberg US Treasury Bellwether 2Y Total Return USD Unhedged Index (BTB2TRUU)
F/m UST 12M Bill Fund	Bloomberg US Treasury Bellwether 1Y Total Return USD Unhedged Index (I01061US)
F/m UST 6M Bill Fund	Bloomberg US Treasury Bellwether 6M Total Return USD Unhedged Index (I00088US)
F/m UST 3M Bill Fund	Bloomberg US Treasury Bellwether 3M Total Return USD Unhedged Index (I00087US)

Additional Principal Risk Information

The value of the Funds’ investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in any of the Funds, and there can be no assurance that any of the Funds will achieve its investment objective. An investment in the Funds is subject to one or more of the principal risks discussed below.

●

Affiliated Fund Risk. The Funds may invest in affiliated an unaffiliated Underlying Funds. When the Adviser invests a Fund’s assets in an Underlying Fund that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in Underlying Funds sponsored or managed by others. This conflict of interest may be amplified when an Underlying Fund has low assets.

●

Asset Class Risk. The securities and other assets in the Funds’ portfolios may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, market segments, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance in comparison to the general financial markets, depending on a number of factors, including, but not limited to, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Funds to underperform other investment vehicles that invest in different asset classes.

●

Concentration Risk. Any of the Funds may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, any of the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser and other service providers (including, but not limited to, any of the Funds’ accountant, custodian, transfer agent and administrator), and the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with any of the Funds’ ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be

61

incurred in order to prevent any cyber incidents in the future. The use of artificial intelligence and machine learning could exacerbate these risks. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more volatile and thus more likely to decline in price, and to a greater extent, than shorter-duration debt securities, in a rising interest-rate environment. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

●	ETF Risk. Each of the Funds is an ETF, and, as a result of an ETF’s structure, the Funds are exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Funds. Each Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to a Fund’s Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of any of the Funds in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although the Funds’ Shares are listed for trading on The Nasdaq Stock Market, LLC (the “Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in the Funds’ Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Funds’ Shares may begin to mirror the liquidity of each Fund’s underlying holdings, which can be significantly less liquid than each Fund’s Shares. In addition, during periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of the Funds may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate each Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

62

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, any of the Funds may not be able to readily sell fixed-income securities at prices at or near their perceived value. If a Fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in a Fund’s redemption requests, including requests from shareholders who may own a significant percentage of a Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause a Fund to sell its holdings at a loss or at undesirable prices and adversely affect that Fund’s share price and increase that Fund’s liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

●

High Portfolio Turnover Risk. In seeking to track their respective Underlying Index, each Fund may incur high portfolio turnover. The active and frequent trading of a Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Funds’ income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. The Funds seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of each Fund’s Underlying Index as published by the sponsor (Bloomberg Finance, L.P. or the “Index Provider”). There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what each Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Indices or its related data, and they do not guarantee that the Underlying Indices will be in line with the Index Provider’s methodology. The Funds’ strategies as described in this Prospectus are to manage each Fund consistently with that Fund’s Underlying Index. The Funds do not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Funds and their shareholders. For example, during a period where an Underlying Index contains incorrect constituents, the corresponding Fund would have market exposure to such constituents and would be underexposed to that Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by corresponding Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the corresponding Fund and its shareholders.

Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance to an Underlying Index, which could cause that Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents of that Underlying Index that would otherwise be removed at rebalance due to changes in market value, issuer credit ratings, or other reasons may remain, causing the performance and constituents of that Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Indices due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When an Underlying Index is rebalanced and the corresponding Fund in turn rebalances its portfolio to attempt to increase the correlation between that Fund’s portfolio and its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by that Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Indices may increase the costs to and the tracking error risk of the Fund.

63

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Funds receive from it but will generally affect the value of your investment in the Funds. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Funds’ yield(s) and may increase the risk that, if followed by rising interest rates, the Funds’ performance will be negatively impacted. The Funds are subject to the risk that the income generated by their investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Funds, resulting in a negative impact on the Funds’ performance and NAV. Any interest rate increases could cause the value of the Funds’ investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Funds’ NAVs and market prices are based upon the market’s perception of value and are not necessarily an objective measure of an investment’s value. There is no assurance that any of the Funds will realize its investment objective, and an investment in any of the Funds is not, by itself, a complete or balanced investment program. You could lose money on your investment in any of the Funds, or any of the Funds could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/ or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Funds cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Funds’ business, financial condition, operating results and cash flows. Until the Funds know what policy changes are made and how those changes impact the Funds’ business and the business of the Funds’ competitors over the long term, the Funds will not know if, overall, the Funds will benefit from them or be negatively affected by them.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Funds cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Funds could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

64

Advancements in technology may also adversely impact markets and the overall performance of the Funds. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Funds.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Funds are not actively managed and the Adviser will not sell shares of a security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from an Underlying Index or the selling of shares of that security is otherwise required upon a reconstitution of an Underlying Index as addressed in the Index methodology. The Funds invest in securities included in, or representative of securities included in, the Underlying Indices, regardless of their investment merits. The Funds generally do not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Funds.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Funds’ portfolios will decline if and when the Fund reinvests the proceeds from the disposition of portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of a Fund’s Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by a Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). A Fund may enter these transactions when the Adviser expects the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.

Reverse repurchase agreements are a form of secured borrowing and subject a Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of a Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. A Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When a Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.

●

Risk of Investing in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.

65

If U.S. relations with certain countries deteriorate, it could adversely affect U.S. issuers, as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

●

Securities Lending Risk. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund’s total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending a Fund’s portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral or from recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

●

Tracking Error Risk. The Funds may be subject to tracking error, which is the divergence of a Fund’s performance from that of its Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in a Fund’s portfolio and those included in the corresponding Underlying Index, pricing differences, transaction costs incurred by the a Fund, a Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the an Underlying Index or the costs to a Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a Fund incurs fees and expenses, while its Underlying Index does not.

●

Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to each Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. A Fund may incur brokerage fees in connection with its purchase of ETF shares. When a Fund invests in an Underlying Fund, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Underlying Fund’s purchase and sale of the underlying securities, ETFs incur fees that are separate from those of a Fund. As a result, a Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, in addition to Fund expenses. The 1940 Act and the related rules and regulations adopted thereunder impose conditions on investment companies that invest in other investment companies. Section 12(d)(1)(A) of the 1940 Act prohibits a Fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts subject to certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

●

U.S. Government Obligations Risk. While U.S. treasury obligations are backed by the “full faith and credit” of the US government, such securities are nonetheless subject to risk. U.S. government obligations are subject to low but varying degrees of credit risk and are still subject to interest rate and market risk. From time to time, uncertainty regarding congressional action to increase the statutory debt ceiling could: i) increase the risk that the U.S. government may default on payments on certain U.S. government securities; ii) cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; iii) result in higher interest rates; iv) reduce prices of U.S. Treasury securities; and/or v) increase the costs of certain kinds of debt. U.S. government obligations may be adversely affected by a default by, or decline in the credit quality of, the U.S. government. In the past, U.S. sovereign credit has experienced downgrades, and there can be no guarantee that it will not be downgraded in the future. Further, if a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund will be adversely impacted.

66

Additional Information About Non-Principal Risks of the Funds. This section provides additional information regarding certain non-principal risks of investing in the Funds. The risks listed below could have a negative impact on any of the Funds’ performance and trading prices.

●

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares of a Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Funds’ Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy a Fund’s Shares (the “bid” price) and the price at which an investor is willing to sell a Fund’s Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for a Fund’s Shares based on trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund’s Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling a Fund’s Shares, including bid/ask spreads, frequent trading of a Fund’s Shares may significantly reduce investment results and an investment in a Fund’s Shares may not be advisable for investors who anticipate regularly making small investments.

●

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Funds’ Adviser or an affiliate of the Funds’ Adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund Shares or may invest in any of the Funds and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund Shares (to secure financing or otherwise), which may result in the Shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of any of the Funds would be maintained. Redemptions of a large number of Fund Shares by these shareholders may adversely affect a Fund’s liquidity and net assets. To the extent a Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume for the Shares of a Fund and may, therefore, have a material upward or downward effect on the market price of the Fund Shares. In addition, large purchases of Fund Shares may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

●

Legal and Regulatory Change Risk. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of any of the Funds’ investments and each Fund’s ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Funds could be substantial and adverse.

●

RIC Compliance Risk. Each of the Funds has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, a Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of that Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, that Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

●

Temporary Investments. The Funds may depart from their principal investment strategies in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

67

Disclosure of Portfolio Holdings

The Funds’ entire portfolio holdings are publicly disseminated each day the Funds are open for business through the Funds’ website located at www.fminvest.com. and may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

Management of the Funds

The Board of the Company, of which the Funds are each a series, is responsible for supervising the operations and affairs of the Funds. The Adviser is responsible for the daily management and administration of the Funds’ operations.

Investment Adviser

The investment adviser for each Fund is F/m Investments LLC (the “Adviser”). The Adviser is located at 3050 K Street NW, Suite 201, Washington, DC 20007. The Adviser is a majority owned subsidiary of F/m Managers Group, LP, which is a wholly owned subsidiary of 1251 Capital, Inc., a financial services holding company. Three officers of the Company own an indirect, minority interest in the Adviser. Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of each Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of investment advisory agreement between the Company and the Adviser (the “Advisory Agreement”). Under the terms of the Advisory Agreement, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.15% of each Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

For the fiscal year ended August 31, 2025, the Funds paid to the Adviser for its services, the following:

Funds	Advisory Fee Paid as of the fiscal year ended 8/31/25
F/m UST 30Y Bond Fund	0.15%
F/m UST 20Y Bond Fund	0.15%
F/m UST 10Y Note Fund	0.15%
F/m UST 7Y Note Fund	0.15%
F/m UST 5Y Note Fund	0.15%
F/m UST 3Y Note Fund	0.15%
F/m UST 2Y Note Fund	0.15%
F/m UST 12M Bill Fund	0.15%
F/m UST 6M Bill Fund	0.15%
F/m UST 3M Bill Fund	0.15%

A discussion regarding the Board’s approval of the Funds’ Advisory Agreement and the factors the Board considered with respect to its approval is available in the Funds’ annual report to shareholders for the fiscal year ended August 31, 2025.

The Adviser’s Investment Management Team

Peter Baden, Alexander Morris, and Marcin Zdunek serve as each Fund’s portfolio managers and are jointly responsible for the portfolio management decisions for the Funds.

Peter Baden

Peter Baden is the Managing Director, Director of Fixed Income Strategy of the Adviser, and Portfolio Manager for the firm’s taxable bond strategies. Mr. Baden has over 25 years of investment management experience, encompassing portfolio management, mergers and acquisitions, financial institutions, and credit analysis. Prior to joining the Adviser in 2020, Mr. Baden joined a predecessor firm in 2005 to launch the firm’s effort to build customized fixed income portfolios for high net-worth clients. Prior to joining the predecessor firm, Mr. Baden worked on the mergers and acquisitions team at Star Banc

68

(now US Bancorp) acquiring and integrating multiple banks and savings and loan associations. In the trust department of Star Banc, he managed the REIT allocation for a mutual fund and analyzed US and international bank, insurance, and financial companies, as well as municipalities. Previously, at Pacholder Associates, Mr. Baden managed money market assets in multiple portfolios, and designed and developed proprietary portfolio systems and models for distressed companies, collateralized bond obligations, and legal settlement pools. Mr. Baden has extensive experience with resolution and liquidation for distressed portfolios including experience with the Resolution Trust Corporation.

Alexander Morris

Alexander Morris is the Chief Executive Officer of the Adviser. Mr. Morris has over 15 years of investment management experience, encompassing portfolio management, trading, mergers and acquisitions, financial institutions, and security analysis, and has served in a number of senior management roles for various financial institutions. He founded the Adviser in 2019 and has served in various executive capacities since its inception. Prior to founding the Adviser, Mr. Morris founded Rowhouse Capital Partners LLC, a boutique strategic advisory firm to financial institutions and previously served as in various capital markets and corporate development roles with Fortigent LLC (“Fortigent”), a family office services provider and asset manager, as well as with LPL Financial which acquired Fortigent in 2012. Prior to Fortigent, Mr. Morris served in various analysis roles for financial institutions.

Marcin Zdunek

Marcin Zdunek is the Managing Director, Head of Capital Markets & Portfolio Manager at the Adviser and is responsible for all aspects of trading and trade support. He joined the Adviser in November 2020 when his prior firm, First Western Capital Management (“First Western”), was acquired. Prior to joining First Western in 2007, Mr. Zdunek was a Supervisor in Fixed Income and Equity Trading at AIG Global Investment Group. Mr. Zdunek’s prior positions included Senior Fixed Income Trade Support Specialist at Alliance Capital Management and a Fixed Income Associate/Supervisor at Morgan Stanley.

The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by them, and their ownership of Shares of the Funds.

How to Buy and Sell Shares

Each of the Funds issue and redeem its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from each Fund, and only APs may tender their Shares for redemption directly to each Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a participant agreement that has been agreed to by the Funds’ distributor, and that has been accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on The Nasdaq Stock Market, LLC (the “Exchange”) and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling a Fund’s Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning a Fund’s Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Funds’ Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of a Fund’s Shares, you are not entitled to receive physical delivery of stock certificates or to have a Fund’s Shares registered

69

in your name, and you are not considered a registered owner of a Fund’s Shares. Therefore, to exercise any right as an owner of a Fund’s Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of the Funds’ Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of each Fund’s Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, including an updated “intraday indicative value” (“IIV”) for each Fund’s Shares as calculated by an information provider or market data vendor. The Funds are neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of the Funds’ portfolios because the basket of Deposit Securities does not necessarily reflect the precise composition of the current portfolio of any Fund at a particular point in time. The IIV should not be viewed as a “real-time” update of each Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of the Funds’ Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by any of the Funds’ shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem any Fund’s Shares directly with a Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or loses. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by any of the Funds in effecting trades. In addition, the Funds reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

For each Fund other than the F/m UST 3M Bill Fund, such Fund’s NAV is calculated as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The F/m UST 3M Bill Fund’s NAV is calculated twice per day: first at 12:00 p.m. Eastern Time, and second at the regularly scheduled close of regular trading of the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open for business. The NAV for each Fund is calculated by dividing that Fund’s net assets by its Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates by the Funds’ Valuation Designee (defined below), under guidelines established by the Board.

Fair Value Pricing

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

70

Dividends, Distributions, and Taxes

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. Each Fund expects to declare and pay distributions, if any, monthly, however it may declare and pay distributions more or less frequently. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Fund at least annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own a Fund’s Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of that Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

Taxes

Each Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are “United States persons” (within the meaning of the Code) holding Shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in a Shares of a Fund.

Unless your investment in Shares of a Fund is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell your Shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income (as discussed below). Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares of a Fund. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long- term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short- term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares of a Fund.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both such Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by such Fund from U.S. corporations, provided holding period and other requirements are met by both such Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities, if any.

71

If a Fund were to retain any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Each Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of Shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares of a Fund). Income from U.S. treasury securities are generally exempt from state and local taxes. Tax-exempt interest income is not included in net investment income for purposes of the federal net investment tax. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your Shares.

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold

For federal income tax purposes, any gain or loss realized upon a sale of Shares of a Fund generally is treated as a capital gain and as a long-term capital gain or loss if those Shares have been held for more than 12 months and as a short-term capital gain or loss if those Shares have been held for 12 months or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid or undistributed capital gains deemed paid with respect to such Shares of a Fund. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired (or the shareholder enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Shares. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of Shares of a Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the Shares.

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

72

Properly reported distributions by a Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by a Fund in respect of such Fund’s “qualified net interest income” (i.e., such Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by a Fund in connection with such Fund’s “qualified short-term gains” (generally, the excess of such Fund’s net short-term capital gains over such Fund’s long-term capital losses for such tax year). However, depending on the circumstances, a Fund may report all, some or none of such Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

If a Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by such Fund on deemed capital gain distributions.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of Shares in a Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on Capital Gain Dividends from a Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from such Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Each Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

Backup Withholding

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares of a Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Company on behalf of each Fund has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Code, such Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of such Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized

73

upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of a Fund are acquired (or the AP enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Funds may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind which would generally not give rise to a taxable gain or loss for a Fund. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on a Fund’s distributions and sales of Shares of a Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of a Fund under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

Distribution

The Distributor, Quasar Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Additional Considerations

Payments to Financial Intermediaries

The Adviser and its affiliates, out of their own resources and without additional cost to the Funds or their shareholders, may pay intermediaries, including affiliates of the Adviser, for the sale of Funds’ Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Shares of the Funds available to their customers generally and in investment programs. The Adviser and its affiliates may also reimburse expenses or make payments from their own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Funds.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares of any of the Funds, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund and other ETFs.

Premium/Discount Information

Information regarding how often each of the Fund’s Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available, free of charge, on the Funds’ website at www.fminvest.com.

74

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Funds’ Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Funds are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the Funds’ Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

Additional Information

The Funds enter into contractual arrangements with various parties, including among others the Funds’ investment adviser, who provides services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase Shares of any of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

75

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the period of its operations. Certain information reflects financial results for a single Share. Total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report for the fiscal year ended August 31, 2025, which is available upon request. The financial highlights tables on the following pages reflect selected per share data and ratios for a share outstanding of each Fund throughout the applicable period.

76

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return (loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

F/m UST 30Y Bond Fund	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE PERIOD ENDED AUGUST 31,
	2025	2024	2023(a)
PER SHARE DATA:
Net asset value, beginning of period	$46.04	$46.37	$50.00
INVESTMENT OPERATIONS:
Net investment income(b)	1.90	1.89	0.77
Net realized and unrealized gain (loss) on investments(c)	(5.14)	(0.34)	(3.83)
Total from investment operations	(3.24)	1.55	(3.06)
LESS DISTRIBUTIONS FROM:
Net investment income	(1.89)	(1.88)	(0.57)
Total distributions	(1.89)	(1.88)	(0.57)
ETF transaction fees per share	0.01	—	—
Net asset value, end of period	$40.92	$46.04	$46.37
TOTAL RETURN(d)(e)	(7.16)%	3.59%	(6.17)%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (in thousands)	$21,276	$17,955	$2,782
Ratio of expenses to average net assets(f)	0.15%	0.15%	0.15%
Ratio of net investment income/(loss) to average net assets (f)	4.46%	4.25%	3.72%
Portfolio turnover rate(d)(g)	390%	286%	180%

(a)	Inception date of the Fund was March 27, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.
(e)

Total investment return (loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate excludes in-kind transactions.

77

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return (loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

F/m UST 20Y Bond Fund	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE PERIOD ENDED AUGUST 31,
	2025	2024	2023(a)
PER SHARE DATA:
Net asset value, beginning of period	$46.87	$46.86	$50.00
INVESTMENT OPERATIONS:
Net investment income (loss)(b)	2.01	2.00	0.81
Net realized and unrealized gain (loss) on investments(c)	(3.61)	(0.01)	(3.34)
Total from investment operations	(1.60)	1.99	(2.53)
LESS DISTRIBUTIONS FROM:
Net investment income	(1.83)	(1.98)	(0.61)
Return of capital	(0.15)	—	—
Total distributions	(1.98)	(1.98)	(0.61)
ETF transaction fees per share	0.01	—	—
Net asset value, end of period	$43.30	$46.87	$46.86
TOTAL RETURN(d)(e)	(3.45)%	4.47%	(5.10)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$9,526	$26,250	$1,874
Ratio of expenses to average net assets(f)	0.15%	0.15%	0.15%
Ratio of net investment income (loss) to average net assets(f)	4.49%	4.38%	3.87%
Portfolio turnover rate(d)(g)	353%	344%	219%

(a)	Inception date of the Fund was March 27, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.
(e)

Total investment return (loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate excludes in-kind transactions.

78

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return (loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

F/m UST 10Y Note Fund	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE PERIOD ENDED AUGUST 31,
	2025	2024	2023	2022(a)
PER SHARE DATA:
Net asset value, beginning of period	$44.98	$44.52	$48.41	$49.91
INVESTMENT OPERATIONS:
Net investment income(b)	1.79	1.79	1.55	0.09
Net realized and unrealized gain (loss) on investments(c)	(1.02)	0.42	(3.88)	(1.59)
Total from investment operations	0.77	2.21	(2.33)	(1.50)
LESS DISTRIBUTIONS FROM:
Net investment income	(1.80)	(1.75)	(1.56)	—
Total distributions	(1.80)	(1.75)	(1.56)	—
ETF transaction fees per share	0.00 (d)	—	—	—
Net asset value, end of period	$43.95	$44.98	$44.52	$48.41
TOTAL RETURN(e)(f)	1.81%	5.15%	(4.87)%	(3.00)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$222,378	$156,975	$56,094	$20,334
Ratio of expenses to average net assets(g)	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income (loss) to average net assets(g)	4.10%	4.08%	3.40%	2.77%
Portfolio turnover rate(e)(h)	402%	317%	289%	97%

(a)	Inception date of the Fund was August 8, 2022.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Amount represents less than $0.005 per share
(e)	Not annualized for periods less than one year.
(f)

Total investment return (loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(g)	Annualized for periods less than one year.
(h)	Portfolio turnover rate excludes in-kind transactions.

79

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return (loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

F/m UST 7Y Note Fund	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE PERIOD ENDED AUGUST 31,
	2025	2024	2023(a)
PER SHARE DATA:
Net asset value, beginning of period	$49.02	$48.14	$50.00
INVESTMENT OPERATIONS:
Net investment income(b)	1.86	1.97	0.75
Net realized and unrealized gain (loss) on investments(c)	(0.30)	0.90	(2.03)
Total from investment operations	1.56	2.87	(1.28)
LESS DISTRIBUTIONS FROM:
Net investment income	(1.88)	(1.99)	(0.58)
Total distributions	(1.88)	(1.99)	(0.58)
ETF transaction fees per share	0.01	—	—
Net asset value, end of period	$48.71	$49.02	$48.14
TOTAL RETURN(d)(e)	3.34%	6.15%	(2.58)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$7,306	$5,392	$963
Ratio of expenses to average net assets(f)	0.15%	0.15%	0.15%
Ratio of net investment income (loss) to average net assets(f)	3.88%	4.11%	3.55%
Portfolio turnover rate(d)(g)	1,122%	1,064%	497%

(a)	Inception date of the Fund was March 27, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.
(e)

Total investment return (loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate excludes in-kind transactions.

80

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return (loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

F/m UST 5Y Note Fund	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE PERIOD ENDED AUGUST 31,
	2025	2024	2023(a)
PER SHARE DATA:
Net asset value, beginning of period	$49.40	$48.58	$50.00
INVESTMENT OPERATIONS:
Net investment income(b)	1.86	1.98	0.79
Net realized and unrealized gain (loss) on investments(c)	0.06	0.86	(1.63)
Total from investments operations	1.92	2.84	(0.84)
LESS DISTRIBUTIONS FROM:
Net investment income	(1.87)	(2.02)	(0.58)
Total distributions	(1.87)	(2.02)	(0.58)
ETF transaction fees per share	0.00 (d)	—	—
Net asset value, end of period	$49.45	$49.40	$48.58
TOTAL RETURN(e)(f)	4.00%	6.06%	(1.69)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$30,166	$24,208	$4,372
Ratio of expenses to average net assets(g)	0.15%	0.15%	0.15%
Ratio of net investment income (loss) to average net assets(g)	3.82%	4.09%	3.77%
Portfolio turnover rate(e)(h)	1,037%	1,036%	548%

(a)	Inception date of the Fund was March 27, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Amount represents less than $0.005 per share
(e)	Not annualized for periods less than one year.
(f)

Total investment return (loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(g)	Annualized for periods less than one year.
(h)	Portfolio turnover rate excludes in-kind transactions.

81

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return (loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

F/m UST 3Y Note Fund	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE PERIOD ENDED AUGUST 31,
	2025	2024	2023(a)
PER SHARE DATA:
Net asset value, beginning of period	$49.70	$49.02	$50.00
INVESTMENT OPERATIONS:
Net investment income(b)	1.86	2.01	0.82
Net realized and unrealized gain (loss) on investments(c)	0.24	0.76	(1.15)
Total from investments operations	2.10	2.77	(0.33)
LESS DISTRIBUTIONS FROM:
Net investment income	(1.87)	(2.09)	(0.65)
Total distributions	(1.87)	(2.09)	(0.65)
ETF transaction fees per share	0.01	—	—
Net asset value, end of period	$49.94	$49.70	$49.02
TOTAL RETURN(d)(e)	4.36%	5.82%	(0.66)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$9,488	$7,455	$1,471
Ratio of expenses to average net assets(f)	0.15%	0.15%	0.15%
Ratio of net investment income (loss) to average net assets(f)	3.76%	4.09%	3.86%
Portfolio turnover rate(d)(g)	1,086%	905%	422%

(a)	Inception date of the Fund was March 27, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.
(e)

Total investment return (loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate excludes in-kind transactions.

82

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return (loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

F/m UST 2Y Note Fund	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE PERIOD ENDED AUGUST 31,
	2025	2024	2023	2022(a)
PER SHARE DATA:
Net asset value, beginning of period	$48.55	$48.16	$49.74	$49.84
INVESTMENT OPERATIONS:
Net investment income(b)	1.83	2.16	2.02	0.11
Net realized and unrealized gain (loss) on investments(c)	0.07	0.43	(1.84)	(0.21)
Total from investments operations	1.90	2.59	0.18	(0.10)
LESS DISTRIBUTIONS FROM:
Net investment income	(1.86)	(2.20)	(1.76)	—
Total distributions	(1.86)	(2.20)	(1.76)	—
ETF transaction fees per share	0.00 (d)	—	—	—
Net asset value, end of period	$48.59	$48.55	$48.16	$49.74
TOTAL RETURN(e)(f)	4.00%	5.54%	0.38%	(0.20)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$376,565	$452,474	$305,342	$17,907
Ratio of expenses to average net assets(g)	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income (loss) to average net assets(g)	3.78%	4.49%	4.15%	3.54%
Portfolio turnover rate(e)(h)	1,301%	1,091%	1,048%	100%

(a)	Inception date of the Fund was August 8, 2022.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Amount represents less than $0.005 per share
(e)	Not annualized for periods less than one year.
(f)

Total investment return (loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(g)	Annualized for periods less than one year.
(h)	Portfolio turnover rate excludes in-kind transactions.

83

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return (loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

F/m UST 12M Bill Fund	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE PERIOD ENDED AUGUST 31,
	2025	2024	2023(a)
PER SHARE DATA:
Net asset value, beginning of period	$50.13	$49.91	$50.07
INVESTMENT OPERATIONS:
Net investment income(b)	2.00	2.47	1.96
Net realized and unrealized gain (loss) on investments(c)	0.14	0.25	(0.48)
Total from investments operations	2.14	2.72	1.48
LESS DISTRIBUTIONS FROM:
Net investment income	(2.04)	(2.50)	(1.64)
Total distributions	(2.04)	(2.50)	(1.64)
ETF transaction fees per share	0.00 (d)	—	—
Net asset value, end of period	$50.23	$50.13	$49.91
TOTAL RETURN(e)(f)	4.38%	5.58%	3.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$281,776	$237,098	$126,282
Ratio of expenses to average net assets(g)	0.15%	0.15%	0.15%
Ratio of net investment income (loss) to average net assets(g)	3.99%	4.94%	4.93%
Portfolio turnover rate(e)(h)	0%	0%	0%

(a)	Inception date of the Fund was November 14, 2022.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Amount represents less than $0.005 per share
(e)	Not annualized for periods less than one year.
(f)

Total investment return (loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(g)	Annualized for periods less than one year.
(h)	Portfolio turnover rate excludes in-kind transactions.

84

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return (loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

F/m UST 6M Bill Fund	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE PERIOD ENDED AUGUST 31,
	2025	2024	2023(a)
PER SHARE DATA:
Net asset value, beginning of period	$50.17	$50.13	$50.00
INVESTMENT OPERATIONS:
Net investment income(b)	2.11	2.58	1.28
Net realized and unrealized gain (loss) on investments(c)	0.06	0.09	(0.12)
Total from investments operations	2.17	2.67	1.16
LESS DISTRIBUTIONS FROM:
Net investment income	(2.15)	(2.63)	(1.03)
Total distributions	(2.15)	(2.63)	(1.03)
ETF transaction fees per share	0.00 (d)	—	—
Net asset value, end of period	$50.19	$50.17	$50.13
TOTAL RETURN(e)(f)	4.44%	5.48%	2.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$808,046	$598,494	$311,318
Ratio of expenses to average net assets(g)	0.15%	0.15%	0.15%
Ratio of net investment income (loss) to average net assets(g)	4.20%	5.14%	5.26%
Portfolio turnover rate(e)(h)	0%	0%	0%

(a)	Inception date of the Fund was March 6, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Amount represents less than $0.005 per share
(e)	Not annualized for periods less than one year.
(f)

Total investment return (loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(g)	Annualized for periods less than one year.
(h)	Portfolio turnover rate excludes in-kind transactions.

85

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return (loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

F/m UST 3M Bill Fund	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE YEAR ENDED AUGUST 31,	FOR THE PERIOD ENDED AUGUST 31,
	2025	2024	2023	2022(a)
PER SHARE DATA:
Net asset value, beginning of period	$50.04	$50.06	$49.80	$49.75
INVESTMENT OPERATIONS:
Net investment income(b)	2.14	2.61	2.49	0.09
Net realized and unrealized gain (loss) on investments(c)	0.03	— (d)	(0.29)	(0.04)
Total from investments operations	2.17	2.61	2.20	0.05
LESS DISTRIBUTIONS FROM:
Net investment income	(2.20)	(2.63)	(1.94)	—
Total distributions	(2.20)	(2.63)	(1.94)	—
ETF transaction fees per share	0.00 (d)	—	—	—
Net asset value, end of period	$50.01	$50.04	$50.06	$49.80
TOTAL RETURN(e)(f)	4.46%	5.37%	4.50%	0.10%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$5,921,402	$4,104,507	$1,776,583	$38,844
Ratio of expenses to average net assets(g)	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income (loss) to average net assets(g)	4.29%	5.21%	4.98%	2.61%
Portfolio turnover rate(e)(h)	0%	0%	0%	0%

(a)	Inception date of the Fund was August 8, 2022.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Amount represents less than $0.005 per share
(e)	Not annualized for periods less than one year.
(f)

Total investment return (loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(g)	Annualized for periods less than one year.
(h)	Portfolio turnover rate excludes in-kind transactions.

86

INVESTMENT ADVISER

F/m Investments LLC
3050 K Street NW, Suite 201
Washington, DC 20007

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

87

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

For More Information

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the Funds’ investments is included in the Funds’ annual and semiannual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its most recently completed fiscal year. The Funds’ annual reports and semi-annual reports to shareholders are available at the Funds’ website at www.fminvest.com or by calling 1-800-617-0004.

Statement of Additional Information

The SAI dated December 31, 2025, provides more details about each Fund and its policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semiannual and annual reports. To obtain a free copy of the SAI, semiannual or annual reports or if you have questions about the Funds:

By Internet

Go to www.fminvest.com.

By Telephone

Call 1-800-617-0004 or your securities dealer.

From the SEC

Information about the Funds (including the SAI) and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-05518

FM-UST-25

F/m US Treasury 30 Year Bond ETF

F/m US Treasury 20 Year Bond ETF

F/m US Treasury 10 Year Note ETF

F/m US Treasury 7 Year Note ETF

F/m US Treasury 5 Year Note ETF

F/m US Treasury 3 Year Note ETF

F/m US Treasury 2 Year Note ETF

F/m US Treasury 12 Month Bill ETF

F/m US Treasury 6 Month Bill ETF

F/m US Treasury 3 Month Bill ETF

Each a series of The RBB Fund, Inc.

______________________________

3050 K Street NW, Suite 201

Washington, DC 20007

Statement of Additional Information

Dated December 31, 2025

The F/m US Treasury 30 Year Bond ETF (“F/m UST 30Y Fund”), F/m US Treasury 20 Year Bond ETF (“F/m UST 20Y Fund”), F/m US Treasury 10 Year Note ETF (“F/m UST 10Y Fund”), F/m US Treasury 7 Year Note ETF (“F/m UST 7Y Fund”), F/m US Treasury 5 Year Note ETF (“F/m UST 5Y Fund”), F/m US Treasury 3 Year Note ETF (“F/m UST 3Y Fund”), F/m US Treasury 2 Year Note ETF (“F/m UST 2Y Fund”), F/m US Treasury 12 Month Bill ETF (“F/m UST 12M Fund”), F/m US Treasury 6 Month Bill ETF (“F/m UST 6M Fund”), and F/m US Treasury 3 Month Bill ETF (“F/m UST 3M Fund”) (each a “Fund” and together the “Funds”) are series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

1

F/m Investments LLC serves as the investment adviser to each Fund.

Information about the Funds is set forth in the prospectus dated December 31, 2025 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Funds' annual and semi-annual reports, please call 800-617-0004. The financial statements and notes contained in the annual report for the fiscal year ended August 31, 2025 (the "Annual Report") on Form N-CSR are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and the Company, and it should be read in conjunction with the Prospectus.

2

Fund History	1
Investment Policies and Practices	2
Investment Restrictions	14
Exchange Listing and Trading	15
Management of the Company	17
Code of Ethics	29
Principal Holders	29
Investment Advisory Agreement	29
Portfolio Managers	33
Underwriter	34
Purchase and Redemption of Creation Units	35
Portfolio Holdings Information	46
Determination of Net Asset Value	48
Dividends, Distributions, and Taxes	49
Portfolio Transactions and Brokerage	52
Securities Lending	55
Proxy Voting Procedures	56
Payments To Financial Intermediaries	56
Additional Information Concerning Company Shares	57
General Information	59
Financial Statements	61
Appendix A	A-1
Appendix B	B-1

3

FUND HISTORY

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988.  This SAI pertains to shares of the F/m UST 30Y Fund, the F/m UST 20Y Fund, the F/m UST 10Y Fund, the F/m UST 7Y Fund, the F/m UST 5Y Fund, the F/m UST 3Y Fund, the F/m UST 2Y Fund, the F/m UST 12M Fund, the F/m UST 6M Fund and the F/m UST 3M Fund. F/m Investments LLC (the “Adviser”) serves as the investment adviser to each Fund.

The investment objective of each Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its corresponding benchmark index (“Underlying Index”):

Fund	Underlying Index
F/m UST 30Y Fund	Bloomberg US Treasury Bellwether 30Y Total Return USD Unhedged Index (I00094US)
F/m UST 20Y Fund	Bloomberg US Treasury Bellwether 20Y Total Return USD Unhedged Index (I39156US)
F/m UST 10Y Fund	Bloomberg US Treasury Bellwether 10Y Total Return USD Unhedged Index (I00093US)
F/m UST 7Y Fund	Bloomberg US Treasury Bellwether 7Y Total Return USD Unhedged Index (I39160US)
F/m UST 5Y Fund	Bloomberg US Treasury Bellwether 5Y Total Return USD Unhedged Index (I00092US)
F/m UST 3Y Fund	Bloomberg US Treasury Bellwether 3Y Total Return USD Unhedged Index (I06674US)
F/m UST 2Y Fund	Bloomberg US Treasury Bellwether 2Y Total Return USD Unhedged Index (BTB2TRUU)
F/m UST 12M Fund	Bloomberg US Treasury Bellwether 1Y Total Return USD Unhedged Index (I01061US)
F/m UST 6M Fund	Bloomberg US Treasury Bellwether 6M Total Return USD Unhedged Index (I00088US)
F/m UST 3M Fund	Bloomberg US Treasury Bellwether 3M Total Return USD Unhedged Index (I00087US)

Each Fund offers and issues Shares at its net asset value per share (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit”).  Each Fund also generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”).  The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Shares of the Funds are listed on The Nasdaq Stock Market LLC (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from a Fund’s NAV.  The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.  Creation Units generally consist of 10,000 shares, though this may change from time to time.

Shares of a Fund may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below).  The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”).  In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.  The Funds may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

1

INVESTMENT POLICIES AND PRACTICES

The Funds’ investment objectives and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by each Fund as part of its non-principal investment strategy. The following information supplements, and should be read in conjunction with, the Prospectus.

With respect to the Funds’ investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, any of the Funds may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with that Fund’s objective.

There can be no guarantee that the Funds will achieve their investment objectives.  The Funds may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Funds’ Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and limitations.

Cash Equivalents and Short-Term Investments

The Funds may invest in cash, cash equivalents, and a variety of short-term instruments in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such instruments for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. During such periods, a Fund may not be able to achieve its investment objective.

Short-term instruments include obligations of the U.S. government or its agencies or instrumentalities (see “U.S. Government Securities” below) and, without limitation, the following:

(1)	Certificates of Deposit. The Funds may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Funds’ 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

2

(2)	Bankers’ Acceptances. The Funds may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(3)	Repurchase Agreements. The Funds may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Funds to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to certain obligations. For the Funds, collateral may consist of any fixed income security which is an eligible investment for the Funds entering into the repurchase agreement. The Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Funds will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Funds are entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Funds could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

3

(4)	Bank Time Deposits. The Funds may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(5)	Eurodollar and Yankee Instruments. The Funds may invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

(6)	Money Market Funds and Short-Term Debt Funds. The Funds may invest in money market funds. The Funds will each bear their proportionate share of the money market fund’s fees and expenses (see “Other Investment Companies” below). The Funds may hold securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less.

(7)	Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements, which are transactions in which a Fund sells a security and simultaneously agrees to repurchase that security from the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

Reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of a Fund’s loaned securities, plus accrued interest. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities such Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. It is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Funds have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which a Fund may engage in derivative transactions could limit or prevent the Fund from using certain instruments.

4

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act (the "Liquidity Rule"), a Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Company (the “Board” and the members thereof, the “Directors”), certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the Securitie Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which a Fund is carrying the investments. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, a Fund will be exposed to a greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

5

Inflation-Protected Securities

Each Fund may invest in inflation protected securities. Inflation-Protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation-Protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an Inflation-Protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury Inflation-Protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of Inflation-Protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-Protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

6

While Inflation-Protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for Inflation-Protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

Lending Portfolio Securities

A Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of a Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. A Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. A Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice, or by the Company on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Company may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and a Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover a Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

When voting or consent rights that accompany loaned securities pass to the borrower, the Company will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. A Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities.

7

LIBOR Transition Risk

Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Funds and issuers of instruments in which the Funds invest may have also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

Other Investment Companies

Each Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and exchange-traded funds (“ETFs”) registered under the 1940 Act that invest primarily in Fund eligible investments. Under the 1940 Act, a Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of such Fund’s total assets with respect to any one investment company; and 10% of such Fund’s total assets in the aggregate. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022.

ETFs in which a Fund may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

8

If a Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the Fund, but also with the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their NAVs. Shares acquired at a premium to their NAV may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

SOFR Risk

The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

9

U.S. Government Securities

Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero-coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. government securities markets and ultimately the Funds.

When-Issued and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

10

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of a Fund’s total assets that are subject to market risk, resulting in increased sensitivity of NAV to changes in market prices. A seller’s failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, a Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Zero-Coupon and Step Coupon Securities

Each Fund may invest in zero-coupon and step coupon securities. Zero-coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero-coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended ( the “Code”).

Temporary Investments

During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. government securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. government securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. government securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

11

Portfolio Turnover

Portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. A higher portfolio turnover rate would result in higher brokerage costs to a Fund and could also result in the realization of larger amounts of capital gains, including short-term capital gains. Capital gains are generally taxable when distributed to shareholders, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. For the fiscal years ended August 31, 2025 and 2024, the portfolio turnover rates for the Funds can be found below.

	For the Fiscal Year Ended August 31, 2025	For the Fiscal Period Ended August 31, 2024
F/m UST 30Y Fund(1)	390%	286%
F/m UST 20Y Fund(1)	353%	344%
F/m UST 10Y Fund(2)	402%	317%
F/m UST 7Y Fund(1)	1,122%	1,064%
F/m UST 5Y Fund(1)	1,037%	1,036%
F/m UST 3Y Fund(1)	1,086%	905%
F/m UST 2Y Fund(2)	1,301%	1,091%
F/m UST 12M Fund(3)	0%	0%
F/m UST 6M Fund(4)	0%	0%
F/m UST 3M Fund(2)	0%	0%

(1)	Inception date of the Fund was March 27, 2023.

(2)	Inception date of the Fund was August 8, 2022.

(3)	Inception date of the Fund was November 14, 2022.

(4)	Inception date of the Fund was March 6, 2023.

Cyber Security Risk

A Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting a Fund, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact a Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value. While each Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, a Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to a Fund and the Adviser.

12

Pandemic Risk

Disease outbreaks that affect local economies or the global economy may materially and adversely impact a Fund and/or the Adviser’s business. For example, uncertainties regarding the novel Coronavirus (“COVID-19”) outbreak have resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions may lead to instability in the market place, including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or a Fund’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

RIC Compliance Risk

Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, such Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

13

INVESTMENT RESTRICTIONS

The Company has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of that Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Fundamental Policies

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.(1)
2	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
3	Make loans, except to the extent permitted under the 1940 Act.
4	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.
5	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.
6	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

14

7	With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(1)	For the purposes of the restriction in number 1 above, industry classifications are determined for each Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard (GICS). Each Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Funds. The Funds may invest in underlying funds or ETFs that may concentrate their assets in one or more industries. The Funds will consider the investments of the underlying funds and ETFs in which they invest in determining compliance with this fundamental restriction. Group of related industries is defined as three or more industries based on the Adviser’s classification for the purpose of this section.

Non-Fundamental Policies

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

1	Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously. If the percentage of a Fund’s net assets invested in illiquid investments exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid investments as soon as reasonably practicable, in a manner consistent with prudent management and the interests of the Fund.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares of a Fund under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding (a) the description of the Fund; (b) limitations on a Fund’s portfolio holdings or reference assets; (c) dissemination and availability of the intraday indicative values; or (d) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if, following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of Shares of the Fund; (iv) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of a Fund.

15

The Company reserves the right to adjust the price levels of its Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, including an updated “intraday indicative value” (“IIV”) for each Fund as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

16

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

17

Directors, Advisory Board Members, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126

Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

18

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development of The RBB Fund Inc.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A

19

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

20

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

21

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Funds and in all of the portfolios of the Company and The RBB Fund Trust (together, the “Fund Complex”) (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan.

22

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTORS
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	$10,001-$50,000
(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

Directors’, Advisory Board Members' and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pays each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

23

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $1,060,000 in the aggregate from all series of the Fund Complex and received the following amounts from the Funds for its services.

24

Fund	Compensation Paid to Vigilant Compliance, LLC for the Fiscal Year Ended August 31, 2025
F/m UST 30Y Fund	$389
F/m UST 20Y Fund	$390
F/m UST 10Y Fund	$5,070
F/m UST 7Y Fund	$131
F/m UST 5Y Fund	$922
F/m UST 3Y Fund	$193
F/m UST 2Y Fund	$12,973
F/m UST 12M Fund	$7,434
F/m UST 6M Fund	$15,441
F/m UST 3M Fund	$150,640

Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Secretary, and Assistant Treasurer and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following Directors and officers received compensation from the Company and The RBB Fund Trust (together "Fund Complex"), in the following amounts:

25

Name of Director/Officer	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$81,567	N/A	N/A	$406,250
Lisa A. Dolly, Director	$73,679	N/A	N/A	$363,750
Nicholas A. Giordano, Director	$75,020	N/A	N/A	$369,250
Arnold M. Reichman, Director and Chair	$96,156	N/A	N/A	$476,750
Robert A. Straniere, Director(1)	$12,445	N/A	N/A	$101,250
Martha A. Tirinnanzi, Director	$68,203	N/A	N/A	$336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$94,370	N/A	N/A	$466,750
Brian T. Shea, Director	$76,556	N/A	N/A	$380,500
Disinterested Advisory Board Members
Eugene Podsiadlo(2)	$0	N/A	N/A	$0
Officers:
Steven Plump, President	$23,129	N/A	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$29,732	N/A	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$23,675	N/A	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$10,892	N/A	N/A	$200,000

(1)	Mr. Straniere retired from his role as a Director effective January 2025.
(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

For the fiscal period/year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Secretary, and Assistant Treasurer received compensation from each of the Funds in the following amounts:

26

	F/m UST 30Y Fund	F/m UST 20Y Fund	F/m UST 10Y Fund	F/m UST 7Y Fund	F/m UST 5Y Fund	F/m UST 3Y Fund	F/m UST 2Y Fund	F/m UST 12M Fund	F/m UST 6M Fund	F/m UST 3M Fund
Independent Directors:
Gregory P. Chandler, Director	$200	$190	$2,098	$62	$423	$88	$5,345	$3,076	$7,005	$63,080
Lisa A. Dolly, Director	$173	$164	$1,896	$54	$367	$77	$4,840	$2,775	$6,162	$57,171
Nicholas A. Giordano, Director	$179	$170	$1,931	$56	$395	$80	$4,891	$2,822	$6,383	$58,113
Arnold M. Reichman, Director and Chair	$229	$218	$2,474	$71	$472	$101	$6,322	$3,619	$8,099	$74,551
Robert A. Straniere, Director(1)	$62	$73	$342	$15	$61	$20	$950	$312	$1,705	$8,905
Martha A. Tirinnanzi, Director	$164	$155	$1,756	$52	$370	$73	$4,445	$2,570	$5,837	$52,781
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$223	$211	$2,427	$70	$476	$99	$6,193	$3,572	$7,915	$73,184
Brian T. Shea, Director	$184	$175	$1,969	$57	$394	$81	$5,029	$2,900	$6,481	$59,286
Disinterested Advisory Board Members
Eugene Podsiadlo(2)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Officers:
Steven Plump, President	$270	$124	$2,832	$94	$499	$120	$4,881	$3,597	$10,592	$120
James G. Shaw, Chief Financial Officer, Chief Operating Officer, and Secretary	$347	$159	$3,641	$121	$641	$154	$6,275	$4,624	$13,616	$154
Craig Urciuoli, Director of Marketing & Business Development	$276	$127	$2,899	$97	$510	$123	$4,996	$3,682	$10,842	$123
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$127	$58	$1,334	$44	$235	$57	$2,298	$1,694	$4,988	$57

(1)	Mr. Straniere retired from his role as a Director effective January 2025.
(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

27

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Director Emeritus	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Julian Brodsky	$22,137	N/A	N/A	$106,250
Robert Straniere	$22,827	N/A	N/A	$84,375

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation from each of the Funds for their roles as a Director Emeritus in the following amounts:

Name of Director Emeritus	F/m UST 30Y Fund	F/m UST 20Y Fund	F/m UST 10Y Fund	F/m UST 7Y Fund	F/m UST 5Y Fund	F/m UST 3Y Fund	F/m UST 2Y Fund	F/m UST 12M Fund	F/m UST 6M Fund	F/m UST 3M Fund
Julian A. Brodsky	$46	$43	$568	$15	$88	$22	$1,446	$834	$1,724	$17,351
Robert A. Straniere	$39	$31	$583	$13	$83	$19	$1,543	$875	$1,541	$18,100

28

CODE OF ETHICS

The Company, the Adviser, and Quasar Distributors, LLC (the “Distributor”), have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Funds, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Funds’ investment activities.

PRINCIPAL HOLDERS

Any person owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Principal holders are persons who own 5% or more of the outstanding shares of a Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of December 1, 2025, the Company does not have information regarding the record or beneficial ownership of shares of each Fund held in the names of DTC participants, as DTC has not provided the Company with access to such information.

As of December 1, 2025, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement

The Adviser is a Delaware limited liability company with offices at 3050 K Street NW, Suite 201, Washington, DC 20007. The Adviser is a majority owned subsidiary of F/m Managers Group, LP, which is a wholly owned subsidiary of 1251 Capital, Inc., a financial services holding company. Three officers of the Company own an indirect, minority interest in the Adviser.

The Adviser provides investment advisory services to each Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of each Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Adviser manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board. The Adviser provides such additional administrative services as the Company may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Company.

29

Pursuant to the terms of the Advisory Agreement, in consideration of the services provided by the Adviser, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.15% of the Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of each Fund, including transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For the fiscal year/period ended August 31, 2025, 2024, and 2023 , the Funds paid the following advisory fees, including waivers and reimbursements, to the Adviser (as applicable):

30

For the Fiscal Year Ended August 31, 2025	Advisory Fees (before waivers and reimbursements)	Waivers	Reimbursements
F/m UST 30Y Fund	$26,785	$0	$0
F/m UST 20Y Fund	$24,167	$0	$0
F/m UST 10Y Fund	$262,474	$0	$0
F/m UST 7Y Fund	$9,188	$0	$0
F/m UST 5Y Fund	$60,638	$0	$0
F/m UST 3Y Fund	$13,054	$0	$0
F/m UST 2Y Fund	$612,379	$0	$0
F/m UST 12M Fund	$413,135	$0	$0
F/m UST 6M Fund	$1,054,651	$0	$0
F/m UST 3M Fund	$7,650,541	$0	$0

For the Fiscal Year Ended August 31, 2024*	Advisory Fees (before waivers and reimbursements)	Waivers	Reimbursements
F/m UST 30Y Fund	$20,561	$0	$0
F/m UST 20Y Fund	$20,746	$0	$0
F/m UST 10Y Fund	$168,751	$0	$0
F/m UST 7Y Fund	$6,540	$0	$0
F/m UST 5Y Fund	$21,494	$0	$0
F/m UST 3Y Fund	$8,651	$0	$0
F/m UST 2Y Fund	$545,743	$0	$0
F/m UST 12M Fund	$310,472	$0	$0
F/m UST 6M Fund	$800,012	$0	$0
F/m UST 3M Fund	$4,625,006	$0	$0

31

For the Fiscal Period/Year Ended August 31, 2023*	Advisory Fees (before waivers and reimbursements)	Waivers	Reimbursements
F/m UST 30Y Fund	$1,443	$0	$0
F/m UST 20Y Fund	$801	$0	$0
F/m UST 10Y Fund	$33,236	$0	$0
F/m UST 7Y Fund	$635	$0	$0
F/m UST 5Y Fund	$1,137	$0	$0
F/m UST 3Y Fund	$927	$0	$0
F/m UST 2Y Fund	$360,437	$0	$0
F/m UST 12M Fund	$77,978	$0	$0
F/m UST 6M Fund	$98,933	$0	$0
F/m UST 3M Fund	$847,161	$0	$0

*	The F/m UST 10Y Fund, the F/m UST 2Y Fund and the F/m UST 3M Fund commenced operations as of August 8, 2022. The F/m UST 12M Fund commenced operations as of November 14, 2022. The F/m UST 6M Fund commenced operations on March 6, 2023. The F/m UST 30Y Fund, the F/m UST 20Y Fund, the F/m UST 7Y Fund, the F/m UST 5Y Fund, and the F/m UST 3Y Fund each commenced operations as of March 27, 2023.

32

PORTFOLIO MANAGERS

Peter Baden, Alexander Morris, and Marcin Zdunek are the portfolio managers responsible for investment-related services provided to the Funds. The following table provides information regarding accounts managed by each portfolio manager as of August 31, 2025.

Portfolio Manager; Type of Accounts	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets	Number	Assets
Peter Baden
Registered Investment Companies	13	$7.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3,799	$1.6 billion	0	$0
Alexander Morris
Registered Investment Companies	11	$8 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Marcin Zdunek
Registered Investment Companies	14	$8.0 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Compensation

The compensation structure for the portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of the Adviser. Salaries are determined by management and are based upon an individual’s position and overall value to the firm.  Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses are not based upon criteria such as performance of the Funds or the value of assets included in the Funds’ portfolios.

Material Conflicts of Interest

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated. In accordance with the Adviser’s trade rotation policy, there will be cases where a Fund will trade after other accounts.

33

Ownership of Fund Shares by the Portfolio Managers

Portfolio Managers Ownership in the Funds. As of August 31, 2025, each portfolio manager that retained decision making authority over a Fund’s management beneficially owned the following dollar range of shares of such Fund (Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, and Over $1,000,000):

Fund Names	Peter Baden	Alexander Morris	Marcin Zdunek
F/m UST 30Y Fund	$1 - $10,000	None	None
F/m UST 20Y Fund	$1 - $10,000	None	None
F/m UST 10Y Fund	$1 - $10,000	$1 - $10,000	None
F/m UST 7Y Fund	$1 - $10,000	None	None
F/m UST 5Y Fund	$1 - $10,000	None	None
F/m UST 3Y Fund	$1 - $10,000	None	None
F/m UST 2Y Fund	$10,001 - $50,000	$100,001 - $500,000	None
F/m UST 12M Fund	$1 - $10,000	None	None
F/m UST 6M Fund	$1 - $10,000	None	None
F/m UST 3M Fund	$1 - $10,000	$1 - $10,000	None

UNDERWRITER

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), located at 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as each Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 10,000 shares. The Distributor will not distribute shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority.

34

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of a Fund, on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board of Directors, including a majority of the Independent Directors, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Company issues and sells Shares of a Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). For each Fund other than the F/m UST 3M Fund, the NAV of the Fund’s Shares is calculated each Business Day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. The F/m UST 3M Fund’s NAV is calculated twice per day: first at 12:00 p.m. Eastern Time, and second at the regularly scheduled close of regular trading of the NYSE (generally 4:00 p.m., Eastern Time). Each Fund will not issue fractional Creation Units. A Business Day is any day on which the NYSE is open for business.

FUND DEPOSIT.  The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication of a Fund and a Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security.  When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.  These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

35

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund.  The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable.  If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount.  If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component.  The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable.  Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through the National Securities Clearing Corporation ("NSCC"), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund.  Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objectives of a Fund.

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

36

CASH PURCHASE METHOD.  The Company may at its discretion permit full or partial cash purchases of Creation Units of a Fund in instances permitted by the exemptive relief the Adviser is relying on in offering a Fund.  When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof.  In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS.  To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant.  In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units.  Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes.  The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from a Fund must be placed for one or more Creation Units in the manner set forth and by the time(s) designated in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required).  Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement.  In such cases there may be additional charges to such investor.  At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day.  In addition, if a market or markets on which a Fund’s investments are primarily traded is closed on any day, a Fund will not accept orders on such day.  Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook.  With respect to each Fund, the Distributor will notify the Custodian of such order.  The Custodian will then provide such information to the appropriate local sub-custodian(s).  Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed.  Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

37

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents.  With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company.  Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian.  The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date.  All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding.  The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date.  If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled.  Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of a Fund.

For each Fund other than the F/m UST 3M Fund, the order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern Time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern Time on the Settlement Date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

SPECIAL PROCEDURES FOR PURCHASE OF CREATION UNITS – F/m UST 3M FUND

For the F/m UST 3M Fund, except as described below, the Transfer Agent must receive all orders to create Creation Units of the Fund no later than the Cut-Off Time, in each case on the Order Placement Date in order for creation of Creation Units to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, the Prospectus and SAI are properly followed. Creation Units of the UST 3 Month Fund may be delivered either on the date such order is placed (“T+0”) or on the next Business Day (“T+1”), depending on when the Transfer Agent receives an order in proper form, as follows:

38

●	For orders received in proper form before 12:00 p.m. Eastern Time on a given Business Day (“NAV 1 Order”), the F/m UST 3M Fund expects to deliver Creation Units on T+0 (i) by 3:00 p.m. Eastern Time (for transactions for which the AP has advanced full collateral) or (ii) no later than 6:00 p.m. Eastern Time (for transactions for which the AP has not advanced full collateral by 3:00 p.m. Eastern Time).

●	For orders received in proper form on or after 12:00 p.m. Eastern Time (and before 4:00 p.m. Eastern Time) on a given Business Day (“NAV 2 Order”), the F/m UST 3M Fund expects to deliver Creation Units on T+1 no later than 6:00 p.m. Eastern Time.

For orders received on days when the Exchange is open, but U.S. banks are generally closed, the F/m UST 3M Fund expects to deliver Creation Units for all NAV 1 Orders and NAV 2 Orders on T+1 no later than 6:00 p.m. Eastern Time.

A custom order may be placed by an AP when cash replaces any Deposit Securities which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. In the case of custom orders, the Transfer Agent must receive the creation order no later than one hour before the respective Cut-off Time (i.e., no later than 11:00 a.m. Eastern Time for a NAV 1 Order or between 11:00 p.m. and 3:00 p.m. Eastern Time for a NAV 2 Order).

The time at which transactions and Shares are priced and the time by which orders must be received may be changed in case of an emergency, if regular trading on the Exchange is stopped at a time other than its regularly scheduled closing time or if the Exchange or the bond markets close earlier than normal (such as the day before a holiday). For example, on days when the generally accepted close of the bond market occurs earlier than normal, in-kind creation orders must be placed by the earlier closing time, while custom orders requesting a “cash-in-lieu” amount must be received by the Transfer Agent no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Company may, but is not required to, permit custom NAV 1 Orders until 12:00 p.m. Eastern Time and custom NAV 2 Orders until 4:00 p.m. Eastern Time, or until the market close (in the event the NYSE closes early). In the event the Exchange does not open for business, the Company may, but is not required to, open the F/m UST 3M Fund for creation and redemption transactions if the Federal Reserve wire payment system is open. The Company reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than (i) the NAV determined by the F/m UST 3M Fund at 12:00 p.m. Eastern Time and the F/m UST 3M Fund’s official closing NAV (as each may be subsequently adjusted). The Company reserves the right to recover amounts from (or distribute amounts to) APs based on NAV 1 transactions and NAV 2 transactions with respect to the F/m UST 3M Fund. The Fund also reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as otherwise permitted by the SEC. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an AP.

39

ISSUANCE OF A CREATION UNIT.  Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. For each Fund other than the F/m UST 3M Fund, the delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. For information regarding the delivery of Creation Units of the F/m UST 3M Fund, see “SPECIAL PROCEDURES FOR PURCHASE OF CREATION UNITS OF F/M UST 3M FUND” above. Each Fund reserves the right to settle Creation Unit transactions on a basis other than as described above in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below.  In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account.  An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities.  The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time.  APs will be liable to the Company for the costs incurred by the Company in connection with any such purchases.  These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases.  The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company.  In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by a Fund, and Non- Standard Charges may also apply.  The delivery of Creation Units so created generally will occur no later than the Settlement Date.

40

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of a Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

CREATION TRANSACTION FEE.  A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction.  A Fund may adjust the creation transaction fee from time to time based upon actual experience.  In addition, a Fund may impose a Non-Standard Charge of up to 2.00% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for a Fund.  A Fund may adjust the Non-Standard Charge from time to time based upon actual experience.  Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges.  Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company.  The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.  The standard Creation Transaction Fee for a Fund is $300.

RISKS OF PURCHASING CREATION UNITS.  There are certain legal risks unique to investors purchasing Creation Units directly from a Fund.  Because a Fund’s Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time.  Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act.  For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares.  Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with a Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

41

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day.  EXCEPT UPON LIQUIDATION OF A FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS.  Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Company.  There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.  Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and Share quantities of a Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”).  Fund Securities received on redemption may not be identical to Deposit Securities. Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company.  With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges.  If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder.  Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD.  Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of a Fund, when full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof.  In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. A Fund may incur costs such as brokerage costs or taxable gains or losses that a Fund might not have incurred if the redemption had been made in-kind. These costs may decrease a Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if a Fund had effected redemptions wholly on an in-kind basis.

42

REDEMPTION TRANSACTION FEES.  A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction.  The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request.  A Fund may adjust the redemption transaction fee from time to time based upon actual experience.  In addition, a Fund may impose a Non-Standard Charge of up to 2.00% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for a Fund.  Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges.  Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company.  The Non-Standard Charges are payable to a Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs.  The standard Redemption Transaction Fee for a Fund is $300.

PROCEDURES FOR REDEMPTION OF CREATION UNITS.  Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement.  A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement.  If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement.  Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement.  Investors making a redemption request should be aware that such request must be in the form specified by such AP.  Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.  For each Fund other than the F/m UST 3M Fund, deliveries of redemption proceeds generally will be made within three Business Days of the trade date. For more information regarding the F/m UST 3M Fund’s redemption procedures, see “SPECIAL PROCEDURES FOR REDEMPTION OF CREATION UNITS – F/M UST 3M FUND” below.

43

SPECIAL PROCEDURES FOR REDEMPTION OF CREATION UNITS – F/M UST 3M FUND For the F/m UST 3M Fund, orders to redeem Creation Units must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund need not be a Participating Party, but such orders must state that redemption of Creation Units of the Fund will be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units is deemed received by the Custodian on the Order Placement Date if: (i) such order is received by the Custodian before 12:00 p.m. Eastern Time on the Order Placement Date for the order to be effected at NAV 1 and on or after 12:00 p.m. Eastern Time (but before market close) on the Order Placement Date for the order to be effected at NAV 2; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit aggregations made in proper form but received after 4:00 p.m., Eastern Time will be deemed received on the next Business Day immediately following the date that redemption request was placed and will be affected at NAV 1 next determined on such Business Day. The calculation of the amount of cash to be delivered upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Fund.

An AP must deliver the requisite number of shares of Creation Units specified in such order through DTC to the Transfer Agent and deliver any redemption cash component (if applicable) directly to the Transfer Agent through the Federal Reserve wire system, in each case by no later than the time specified below:

Order Type	Settlement Time (Delivery of Fund Securities to AP)	Delivery Deadline (Delivery of Shares by AP to Fund)
NAV 1 Order	By 3:00 p.m. Eastern Time (T+0)	By 1:00 pm. Eastern Time (T+0)
NAV 2 Order	By 3:00 p.m. Eastern Time (T+1)	By 1:00 pm. Eastern Time (T+1)

For orders received on days when the Exchange is open, but U.S. banks are generally closed, the Fund expects to deliver Fund Securities to the AP for all NAV 1 Orders and NAV 2 Orders on T+1 no later than 3:00 p.m. Eastern Time.

Notwithstanding anything to the contrary herein, upon receipt of a proper redemption request submitted in accordance with the redemption procedures set forth above in this section, the F/m UST 3M Fund will make a payment to redeeming APs in satisfaction thereof no later than the Business Day following the redemption request. The F/m UST 3M Fund may postpone and/or suspend redemption and payment beyond one Business Day only as follows: (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any period (a) during which the Exchange is closed other than customary week-end and holiday closings or (b) during which trading on the Exchange is restricted; (3) for any period during which an emergency exists as a result of which (a) disposal of securities owned by the Fund is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the net asset value of Shares of the Fund; (4) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (5) for any period that the SEC, may by order permit for shareholder protection; or (6) for any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws. Any such suspension or postponement described above will be consistent with the Fund’s obligations under Section 22(e) of the 1940 Act.

44

ADDITIONAL REDEMPTION PROCEDURES.  In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the Order Placement Date (or, in the case of the UST 3 Month Fund, as set forth in “SPECIAL PROCEDURES FOR REDEMPTION OF CREATION UNITS – F/m UST 3M FUND” above). Due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds by each Fund other than the F/m UST 3M Fund may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash.  In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit.  In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities).  A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.  An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash.  The AP may request the redeeming investor of the shares to enter into agreements with respect to such matters as compensating cash payment.  Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.  An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

45

Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of a Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of each Fund, a policy relating to the selective disclosure of a Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of the Fund’s shareholders. The policies relating to the disclosure of a Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to a Fund’s operation without compromising the integrity or performance of a Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose a Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

A Fund’s entire portfolio holdings are publicly disseminated each business day and may be available through financial reporting and news services including publicly available internet websites.

46

The Company may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; Fund Services, the administrator, accounting agent and transfer agent; Cohen & Company, Ltd., the Funds’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Funds’ proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and, (ii) financial consultants to assist them in determining the suitability of a Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of a Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the CCO as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to a Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

47

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Funds’ Prospectus titled “HOW TO BUY AND SELL SHARES.”

For each Fund other than the F/m UST 3M Fund, such Fund’s NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem Shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day. The F/m UST 3M Fund’s NAV is calculated twice per day: first at 12:00 p.m. Eastern Time, and second at the regularly scheduled close of regular trading of the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open for business.

NAV per Share is computed by dividing the value of a Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of that Fund’s Shares outstanding. In computing NAV, securities are valued at market value as of the applicable NAV determination time. The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”). If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Valuation Designee determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by a Fund. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

48

With respect to the F/m UST 3M Fund, the values of securities held by the Fund and other assets used in computing NAV are determined twice per day: first at 12:00 p.m. Eastern Time, and second at the regularly scheduled close of regular trading of the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open for business. With respect to each Fund other than the F/m UST 3M Fund, the values of securities held by the Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by a Fund or its liabilities, such securities and liabilities will be valued at fair value by the Funds' Valuation Designee in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect a Fund and its shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Company each fiscal year to distribute substantially all of a Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of a Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

Dividend Reinvestment Service

The Funds will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by a Fund at NAV. Distributions reinvested in additional shares of a Fund will nevertheless be taxable to beneficial owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

49

Taxes – General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of the Prospectus and this SAI, respectively. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Each Fund has elected to be, and intends to qualify each year for treatment as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which such Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which such Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (1) any one issuer, (2) two or more issuers that such Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough and such Fund does not satisfy the 90% distribution requirement described above, such Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions of capital gains) to the extent of a Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

50

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Each Fund's hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and a Fund's status as a regulated investment company. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Each Fund's investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, such Fund's yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by a Fund.

Loss Carryforwards

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years.

As of August 31, 2025, the F/m UST 3M Fund had unexpiring short-term losses of $1,772,014, the F/m UST 6M Fund had unexpiring short-term losses of $613,131, the F/m UST 12M Fund had unexpiring short-term losses of $913,284, the F/m UST 2Y Fund had unexpiring short-term losses of $6,399,271, the F/m UST 3Y Fund had unexpiring short-term losses of $132,097, the F/m UST 5Y Fund had unexpiring short-term losses of $258,439, the F/m UST 7Y Fund had unexpiring short term losses of $102,397, the F/m UST 10Y Fund had unexpiring short-term losses of $8,738,470, the F/m UST 20Y Fund had unexpiring short-term losses of $2,047,175, and the F/m UST 30Y Fund had unexpiring short-term losses of $2,844,470.

51

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The Adviser may serve as an investment adviser to other clients, including private investment companies, and the Adviser may in the future act as an investment adviser to other registered investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Funds and others whose assets are managed by the Adviser in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Funds.

The policy of the Funds regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds’ policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

52

In seeking to implement the Funds’ policies, the Adviser, through a brokerage or an outsourced trading desk, conducts trades on behalf of the Funds and effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services to the Adviser and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Company directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

For the periods shown below the Funds paid the following brokerage fees:

53

Fiscal Period/Year Ended*	Paid Brokerage Fees
F/m UST 30Y Fund
August 31, 2025	$0
August 31, 2024	$0
August 31, 2023	$0
F/m UST 20Y Fund
August 31, 2025	$0
August 31, 2024	$0
August 31, 2023	$0
F/m UST 10Y Fund
August 31, 2025	$0
August 31, 2024	$0
August 31, 2023	$0
F/m UST 7Y Fund
August 31, 2025	$0
August 31, 2024	$0
August 31, 2023	$0
F/m UST 5Y Fund
August 31, 2025	$0
August 31, 2024	$0
August 31, 2023	$0
F/m UST 3Y Fund
August 31, 2025	$0
August 31, 2024	$0
August 31, 2023	$0
F/m UST 2Y Fund
August 31, 2025	$0
August 31, 2024	$0
August 31, 2023	$0
F/m UST 12M Fund
August 31, 2025	$0
August 31, 2024	$0
August 31, 2023	$0

54

F/m UST 6M Fund
August 31, 2025	$0
August 31, 2024	$0
August 31, 2023	$0
F/m UST 3M Fund
August 31, 2025	$0
August 31, 2024	$0
August 31, 2023	$0

*	The F/m UST 10Y Fund, the F/m UST 2Y Fund and the F/m UST 3M Funds commenced operations as of August 8, 2022. The F/m UST 12M Fund commenced operations as of November 14, 2022. The F/m UST 6M Fund commenced operations on March 6, 2023. The F/m UST 30Y Fund, the Fm UST 20Y Fund, the F/m UST 7Y Fund, the F/m UST 5Y Fund, and the F/m UST 3Y Funds each commenced operations as of March 27, 2023.

The Funds did not own securities of their regular broker-dealers as of the fiscal period ended August 31, 2025.

The Funds did not direct a portion of their brokerage transactions to brokers for research services provided during the fiscal period ended August 31, 2025.

SECURITIES LENDING

Securities Finance Trust Company (otherwise known as and referred to herein as “eSecLending”) serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a Securities Lending Agency Agreement entered into between the Funds and eSecLending.

As securities lending agent, eSecLending is responsible for marketing to approved borrowers available securities from the Funds’ portfolio. eSecLending is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines.

eSecLending receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

55

The table below sets forth, for each Fund’s most recently completed fiscal year, the Fund’s gross income received from securities lending activities with the securities lending agent, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities.

	F/m UST 20Y Fund	F/m UST 10Y Fund	F/m UST 5Y Fund	F/m UST 2Y Fund	F/m UST 12M Month Fund	F/m UST 6M Month Fund	F/m UST 3M Month Fund
Gross income from securities lending activities:	$14,271	$792,497	$93,440	$1,613,959	$1,903,597	$7,642,312	$65,604,564
Fees paid to securities lending agent from a revenue split:	$7,995	$7,004	$2,066	$18,667	$15,418	$59,182	$509,290
Fees paid for any cash collateral management service that are not included in the revenue split:	$—	$—	$—	$—	$—	$—	$—
Administrative fees not included in revenue split:	$—	$—	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split:	$—	$—	$—	$—	$—	$—	$—
Rebates (paid to borrower):	$38,257	$810,599	$99,678	$1,666,733	$1,937,634	$7,792,254	$66,852,102
Other fees not included in revenue split:	$—	$—	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities:	$46,252	$817,603	$101,703	$1,685,400	$1,953,052	$7,851,436	$67,361,393
Net income from securities lending activities:	$31,981	$25,106	$8,263	$71,441	$49,455	$209,124	$1,756,828

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds to the Adviser, subject to the Board’s continuing oversight.

Policies of the Adviser

The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Adviser. The Adviser’s proxy voting policies and procedures are set forth in Appendix B.

Each Fund may invest its assets in debt securities, which generally do not issue proxies. However, a Fund may also invest in other types of securities that may issue proxies.

More Information

The Company is required to disclose annually the Funds’ complete proxy voting record on Form N-PX.  The Funds’ proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling 1-800-617-0004. The Funds’ Form N-PX is also be available on the SEC’s website at www.sec.gov.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with a Fund, its service providers or their respective affiliates, as incentives to help market and promote a Fund and/or in recognition of its distribution, marketing, administrative services, and/or processing support.

56

These additional payments may be made to financial intermediaries that sell Fund Shares or provide services to a Fund, the Distributor or shareholders of a Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about a Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund Shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund Shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each Share that represents an interest in each Fund has an equal proportionate interest in the assets belonging to that Fund with each other Share that represents an interest in that Fund, even where a Share has a different class designation than another Share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

57

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws (the “the By-Laws”) provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Charter and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio).

58

GENERAL INFORMATION

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, is the independent registered public accounting firm of the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co. Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) of the Funds’ assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Custodian and the Administrator are affiliates. For the fiscal periods/years ended August 31, 2025, 2024, and 2023, Fund Services received certain administration and accounting fees as follows:

59

For the Fiscal Year Ended August 31, 2025	Administration and Accounting Fees Paid (before waivers and reimbursements)	Waivers	Reimbursements
F/m UST 30Y Fund*	$3,134	$0	$0
F/m UST 20Y Fund*	$3,205	$0	$0
F/m UST 10Y Fund*	$26,106	$0	$0
F/m UST 7Y Fund*	$934	$0	$0
F/m UST 5Y Fund*	$6,047	$0	$0
F/m UST 3Y Fund*	$1,292	$0	$0
F/m UST 2Y Fund*	$69,176	$0	$0
F/m UST 12M Fund*	$42,513	$0	$0
F/m UST 6M Fund*	$106,797	$0	$0
F/m UST 3M Fund*	$748,139	$0	$0

For the Fiscal Year Ended August 31, 2024	Administration and Accounting Fees Paid (before waivers and reimbursements)	Waivers	Reimbursements
F/m UST 30Y Fund*	$12,129	$0	$0
F/m UST 20Y Fund*	$12,061	$0	$0
F/m UST 10Y Fund*	$27,722	$0	$0
F/m UST 7Y Fund*	$11,095	$0	$0
F/m UST 5Y Fund*	$12,409	$0	$0
F/m UST 3Y Fund*	$11,306	$0	$0
F/m UST 2Y Fund*	$78,986	$0	$0
F/m UST 12M Fund*	$46,982	$0	$0
F/m UST 6M Fund*	$99,772	$0	$0
F/m UST 3M Fund*	$504,496	$0	$0

60

For the Fiscal Period/Year Ended August 31, 2023	Administration and Accounting Fees Paid (before waivers and reimbursements)	Waivers	Reimbursements
F/m UST 30Y Fund*	$5,346	$0	$0
F/m UST 20Y Fund*	$5,225	$0	$0
F/m UST 10Y Fund*	$18,107	$0	$0
F/m UST 7Y Fund*	$5,199	$0	$0
F/m UST 5Y Fund*	$5,276	$0	$0
F/m UST 3Y Fund*	$5,256	$0	$0
F/m UST 2Y Fund*	$91,113	$0	$0
F/m UST 12M Fund*	$23,749	$0	$0
F/m UST 6M Fund*	$22,479	$0	$0
F/m UST 3M Fund*	$181,621	$0	$0

*	The F/m UST 10Y Fund, the F/m UST 2Y Fund, and the F/m UST 3M Fund each commenced operations as of August 8, 2022. The F/m UST 12M Fund commenced operations as of November 14, 2022. The F/m UST 6M Fund commenced operations on March 6, 2023. The F/m UST 30Y Fund, the F/m UST 20Y Fund, the F/m UST 7Y Fund, the F/m UST 5Y Fund, and the F/m UST 3Y Fund each commenced operations as of March 27, 2023.

Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights, and notes thereto in the Funds’ annual report to shareholders for the fiscal year ended August 31, 2025 (the “Annual Report”) have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report thereon also appears in the Annual Report, which is incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by calling the telephone number appearing on the front page of this SAI.

61

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

A-1

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

A-2

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

A-3

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-4

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

A-5

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

A-6

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

A-7

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

A-8

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

A-9

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

A-10

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

A-11

APPENDIX B

F/m Investments LLC ("FMI") may vote proxies for certain advisory clients if that responsibility is specifically accepted by FMI in the advisory agreement between FMI and the client. Regardless, a client always has the right to vote their own proxies. A client can exercise this right by instructing FMI in writing to not vote proxies in the client’s account. In addition, where FMI has proxy voting authority but a client desires to direct FMI on how to vote a particular proxy, clients should contact FMI at the address below.

If the client agreement is entered into by a trustee or other fiduciary on behalf of an employee retirement income plan subject to the Employee Retirement Income Security Act (“ERISA”), including a person meeting the definition of “fiduciary” under ERISA, the trustee or other fiduciary generally retains the right and obligation to vote proxies. In such cases, the Adviser is generally precluded from voting proxies for the plan.

FMI's proxy voting procedures provide that it votes proxies in its clients' best interest, and that if it identifies a material conflict of interest between itself and the client, then FMI will vote based upon the recommendation of an independent third party. In certain circumstances, in accordance with an investment advisory contract, or other written directive, or if FMI has determined that it is in the client's best interest, FMI may refrain from voting proxies.

Upon written request, a client will be provided with FMI’s proxy voting policies and procedures. Clients may also request, in writing, copies of records regarding how FMI voted their securities. Written requests must be addressed to Chief Compliance Officer, 3050 K Street NW, Suite 201, Washington DC 20007.

PROSPECTUS
December 31, 2025

F/m 6-Month Investment Grade Corporate Bond ETF

F/m 9-18 Month Investment Grade Corporate Bond ETF

F/m 2-Year Investment Grade Corporate Bond ETF | (Nasdaq: ZTWO)

F/m 3-Year Investment Grade Corporate Bond ETF | (Nasdaq: ZTRE)

F/m 5-Year Investment Grade Corporate Bond ETF

F/m 7-Year Investment Grade Corporate Bond ETF

F/m 10-Year Investment Grade Corporate Bond ETF | (Nasdaq: ZTEN)

F/m 20-Year Investment Grade Corporate Bond ETF

F/m 30-Year Investment Grade Corporate Bond ETF

F/m 15+ Year Investment Grade Corporate Bond ETF

Each a series of The RBB Fund, Inc.
3050 K Street NW, Suite 201
Washington, DC 20007

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Sections	1
F/m 6-Month Investment Grade Corporate Bond ETF	1
F/m 9-18 Month Investment Grade Corporate Bond ETF	8
F/m 2-Year Investment Grade Corporate Bond ETF	15
F/m 3-Year Investment Grade Corporate Bond ETF	22
F/m 5-Year Investment Grade Corporate Bond ETF	29
F/m 7-Year Investment Grade Corporate Bond ETF	36
F/m 10-Year Investment Grade Corporate Bond ETF	43
F/m 20-Year Investment Grade Corporate Bond ETF	50
F/m 30-Year Investment Grade Corporate Bond ETF	57
F/m 15+ Year Investment Grade Corporate Bond ETF	64
Additional Information about the Funds	71
Management of the Funds	82
How to Buy and Sell Shares	84
Dividends, Distributions, and Taxes	85
Distribution	88
Additional Considerations	89
Financial Highlights	91
For More Information	Back Cover

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the F/m 6-Month Investment Grade Corporate Bond ETF, F/m 9-18 Month Investment Grade Corporate Bond ETF, F/m 2-Year Investment Grade Corporate Bond ETF, F/m 3-Year Investment Grade Corporate Bond ETF, F/m 5-Year Investment Grade Corporate Bond ETF, F/m 7-Year Investment Grade Corporate Bond ETF, F/m 10-Year Investment Grade Corporate Bond ETF, F/m 20-Year Investment Grade Corporate Bond ETF, F/m 30-Year Investment Grade Corporate Bond ETF or F/m 15+ Year Investment Grade Corporate Bond ETF (each a “Fund” and together the “Funds”) or The RBB Fund, Inc. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

SUMMARY SECTION – F/m 6-Month Investment Grade Corporate Bond ETF

Investment Objective

The investment objective of the F/m 6-Month Investment Grade Corporate Bond ETF (the “F/m 6M Bond Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Liquid Corporate 6 Month Maturity Index (I39350US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses(1)	None
Total Annual Fund Operating Expenses	0.15%

(1)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$15	$48

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year-to-year, as well as within a year. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index, a subset of the Bloomberg US Liquid Corporate Maturity Index (the “LCM Parent Index”) and the Bloomberg U.S. Credit + 144A Index (the “144A Parent Index” and together with the LCM Parent Index, the “Parent Indices”), which is comprised of selected investment-grade corporate bonds with a remaining term maturity of approximately 6 months. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investment grade corporate bonds that have a remaining term maturity of at least 3 months but less than 9 months. For purposes of this policy, investment grade corporate bonds are publicly- and privately-offered debt securities issued by private issuers that are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or are unrated securities that the Adviser considers to be of comparable quality.

The Adviser uses a representative sampling indexing strategy in seeking to achieve the Fund’s investment objective. Under normal market conditions, the Fund generally invests substantially all of its assets in the securities comprising the Underlying Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Underlying Index. The Fund may invest in securities of both U.S. and non-U.S. issuers, and the Adviser expects that the Fund will invest primarily in the securities of issuers domiciled in the U.S. and other developed markets. In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index, cash and

1

cash equivalents and/or money market instruments, such as repurchase agreements and money market funds. To the extent the Underlying Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying Index.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 102% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Underlying Index and Parent Indices

The Underlying Index was created in January 2025, with history backfilled to January 1, 2011, by Bloomberg Index Services Limited (the “Index Provider”). The Underlying Index is comprised of selected investment-grade corporate bonds of both U.S. and non-U.S. issuers that (i) are included in the Parent Indices; (ii) have a remaining term of at least 3 months, but less than 9 months, and (iii) have at least $300 million face value amount outstanding. Of the qualifying securities, the Index Provider selects one per issuer for inclusion in the Underlying Index based on the priority of (1) time since issue, (2) ranking, and (3) amount outstanding. Most recent issuances are selected first, followed by ranking (with senior bonds selected first) and then the issue with the largest outstanding principal amount is selected. Underlying Index constituents are equally weighted. The Underlying Index is reconstituted and rebalanced by the Index Provider on the third-to-last business day of each month, and there is no limit to the number of issues included in the Underlying Index. As of December 1, 2025, the Underlying Index included approximately 457 constituents and was most concentrated in securities of companies in the financials industry or sector, which comprised approximately 48.14% of the Underlying Index as of that date. Because the Underlying Index is reconstituted and rebalanced monthly, the components of the Underlying Index are likely to change over time.

The two Parent Indices with respect to the Underlying Index were created by the Index Provider in January 2025 (with history backfilled to January 1, 2011) and April 2018 (with history backfilled to January 1, 1998), respectively.

The LCM Parent Index measures the performance of the most recent bond per issue across USD- denominated investment-grade corporate bonds with a specified maturity range. The LCM Parent Index is comprised of selected investment-grade corporate bonds of both U.S. and non-U.S. issuers that are (i) included in the 144A Parent Index and (ii) have at least $300 million face value amount outstanding. The Index Provider selects individual securities from the 144A Parent Index utilizing a rules-based approach by applying various screening rules and equally weighting the constituents. When selecting constituents, the determination occurs on the third-to-last business day of each month. For each specified maturity range, the eligible bonds must be at least the lower bound in years, but not including the upper bound, until final maturity, regardless of optionality, as of the end of the month. Enhanced Equipment Trust Certificate bonds are excluded from the LCM Parent Index. LCM Parent Index constituents are equally weighted and the securities included in the LCM Parent Index are updated by the Index Provider on the last business day of each month.

The 144A Parent Index consists of investment-grade US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets bonds that have a remaining maturity of greater than or equal to one year, have been publicly issued in the U.S. domestic market, and have $300 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the middle rating of Fitch Ratings, Inc. (BBB- or better), Moody’s Investors Service, Inc. (Baa3 or better) and/or Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global (BBB- or better). When a rating from only two agencies is available, the lower is used. In addition, the securities in the 144A Parent Index must be denominated in U.S. dollars and, with limited exception, must be fixed rate. Bonds that convert from fixed to floating rate, including fixed-to-float perpetuals, will exit the 144A Parent Index one (1) year prior to conversion to floating-rate. Excluded from the 144A Parent Index are contingent capital securities, bonds with equity type features (e.g., warrants, convertibles, preferreds), taxable and tax-exempt municipal securities, inflation-linked bonds, floating-rate issues, private placements, retail bonds, USD25/USD50 par bonds, structured notes, pass-through certificates, and illiquid securities with no available internal or third-party pricing source. The 144A Parent Index is market capitalization-weighted, and the securities included in the 144A Parent Index are updated by the Index Provider on the last business day of each month.

Each of the Underlying Index and the Parent Indices is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. Additional information regarding the Underlying Index is available at https://www.bloomberg.com/professional/products/indices/fixed-income/.

2

The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Corporate Bonds Risk. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may be either secured or unsecured. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest than other types of fixed income securities, such as government securities. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities, including with respect to the Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Underlying Funds, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting the Fund’s third-party service providers, the Underlying Funds, and the Underlying Funds’ third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Underlying Funds, or their respective advisers. Successful cyber-attacks or other cyber-failures or events affecting the Fund, the Underlying Funds or third-party service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund or the Underlying Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber failures.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process

3

creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to ETF risks.

●

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash, rather than on an in-kind basis. Because of this, the Fund may incur certain costs, such as brokerage costs, or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. In addition, the Fund may be subject to risks associated with investments in senior non-preferred bonds (sometimes referred to as a “bail-in bonds”), which are debt securities issued by financial institutions that can be converted into equity securities if such conversion is mandated by a financial institution’s regulatory authority due to the financial institution facing the possibility of bankruptcy. The mandatory conversion of a bail-in bond into an equity security may result in a reduction in value of the security and, if the Fund holds such security when the conversion occurs, the Fund’s performance may be negatively impacted.

●

Floating Rate Securities Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed-rate securities of the same maturity. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk, which could impair their value.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

4

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund or an Underlying Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s or an Underlying Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s or an Underlying Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s or Underlying Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund or an Underlying Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s or an Underlying Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund or an Underlying Fund, which may force the Fund or Underlying Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. As the Fund’s portfolio will not typically replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

New Fund Risk. The Fund is a newly organized, management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

5

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, the Adviser generally does not attempt to invest the Fund’s assets in defensive positions.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund or an Underlying Fund invests.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breached its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

6

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m 6M Bond Fund
John Han, CFA®	Vice President, Head of Leveraged Credit, and Portfolio Manager	Inception
Richard Scargill	Senior Vice President, Director of Fixed Income Strategies, and Senior Portfolio Manager	February 1, 2025
Marcin Zdunek	Managing Director, Head of Capital Markets, and Portfolio Manager	Inception

Purchase and Sale of Fund Shares

Shares are intended to be listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

7

SUMMARY SECTION – F/m 9-18 Month Investment Grade Corporate Bond ETF

Investment Objective

The investment objective of the F/m 9-18 Month Investment Grade Corporate Bond ETF (the “F/m 9-18M Bond Fund ” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Liquid Corporate 9-18 Month Maturity Index (I39351US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses(1)	None
Total Annual Fund Operating Expenses	0.15%

(1)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$15	$48

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year-to-year, as well as within a year. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index, a subset of the Bloomberg US Liquid Corporate Maturity Index (the “LCM Parent Index”) and the Bloomberg US Credit + 144A Index (the “144A Parent Index” and together with the LCM Parent Index, the “Parent Indices”), which is comprised of selected investment-grade corporate bonds with a remaining term maturity of at least 9 months, but less than 18 months. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investment grade corporate bonds that have a remaining term maturity of at least 9 months, but less than 18 months. For purposes of this policy, investment grade corporate bonds are publicly- and privately-offered debt securities issued by private issuers that are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or are unrated securities that the Adviser considers to be of comparable quality.

The Adviser uses a representative sampling indexing strategy in seeking to achieve the Fund’s investment objective. Under normal market conditions, the Fund generally invests substantially all of its assets in the securities comprising the Underlying Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Underlying Index. The Fund may invest in securities of both U.S. and non-U.S. issuers, and the Adviser expects that the Fund will invest primarily in the securities of issuers domiciled in the U.S. and other developed markets. In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index, cash and

8

cash equivalents and/or money market instruments, such as repurchase agreements and money market funds. To the extent the Underlying Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying Index.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 102% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Underlying Index and Parent Indices

The Underlying Index was created in January 2025, with history backfilled to January 1, 2011, by Bloomberg Index Services Limited (the “Index Provider”). The Underlying Index is comprised of selected investment-grade corporate bonds of both U.S. and non-U.S. issuers that (i) are included in the Parent Indices; (ii) have a remaining term of at least 9 months, but less than 18 months, and (iii) have at least $300 million face value amount outstanding. Of the qualifying securities, the Index Provider selects one per issuer for inclusion in the Underlying Index based on the priority of (1) time since issue, (2) ranking, and (3) amount outstanding. Most recent issuances are selected first, followed by ranking (with senior bonds selected first) and then the issue with the largest outstanding principal amount is selected. Underlying Index constituents are equally weighted. The Underlying Index is reconstituted and rebalanced by the Index Provider on the third-to-last business day of each month, and there is no limit to the number of issues included in the Underlying Index. As of December 1, 2025, the Underlying Index included approximately 892 constituents and was most concentrated in securities of companies in the financials industry or sector, which comprised approximately 45.62% of the Underlying Index as of that date. Because the Underlying Index is reconstituted and rebalanced monthly, the components of the Underlying Index are likely to change over time.

The two Parent Indices with respect to the Underlying Index were created by the Index Provider in January 2025 (with history backfilled to January 1, 2011) and April 2018 (with history backfilled to January 1, 1998), respectively.

The LCM Parent Index measures the performance of the most recent bond per issue across USD- denominated investment-grade corporate bonds with a specified maturity range. The LCM Parent Index is comprised of selected investment-grade corporate bonds of both U.S. and non-U.S. issuers that are (i) included in the 144A Parent Index and (ii) have at least $300 million face value amount outstanding. The Index Provider selects individual securities from the 144A Parent Index utilizing a rules-based approach by applying various screening rules and equally weighting the constituents. When selecting constituents, the determination occurs on the third-to-last business day of each month. For each specified maturity range, the eligible bonds must be at least the lower bound in years, but not including the upper bound, until final maturity, regardless of optionality, as of the end of the month. Enhanced Equipment Trust Certificate bonds are excluded from the LCM Parent Index. LCM Parent Index constituents are equally weighted and the securities included in the LCM Parent Index are updated by the Index Provider on the last business day of each month.

The 144A Parent Index consists of investment-grade US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets bonds that have a remaining maturity of greater than or equal to one year, have been publicly issued in the U.S. domestic market, and have $300 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the middle rating of Fitch Ratings, Inc. (BBB- or better), Moody’s Investors Service, Inc. (Baa3 or better) and/or Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global (BBB- or better). When a rating from only two agencies is available, the lower is used. In addition, the securities in the 144A Parent Index must be denominated in U.S. dollars and, with limited exception, must be fixed rate. Bonds that convert from fixed to floating rate, including fixed-to-float perpetuals, will exit the 144A Parent Index one (1) year prior to conversion to floating-rate. Excluded from the 144A Parent Index are contingent capital securities, bonds with equity type features (e.g., warrants, convertibles, preferreds), taxable and tax-exempt municipal securities, inflation-linked bonds, floating-rate issues, private placements, retail bonds, USD25/USD50 par bonds, structured notes, pass-through certificates, and illiquid securities with no available internal or third-party pricing source. The 144A Parent Index is market capitalization-weighted, and the securities included in the 144A Parent Index are updated by the Index Provider on the last business day of each month.

Each of the Underlying Index and the Parent Indices is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. Additional information regarding the Underlying Index is available at https://www.bloomberg.com/professional/products/indices/fixed-income/.

9

The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Corporate Bonds Risk. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may be either secured or unsecured. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest than other types of fixed income securities, such as government securities. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities, including with respect to the Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Underlying Funds, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting the Fund’s third-party service providers, the Underlying Funds, and the Underlying Funds’ third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Underlying Funds, or their respective advisers. Successful cyber-attacks or other cyber-failures or events affecting the Fund, the Underlying Funds or third-party service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund or the Underlying Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

10

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Funds. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to ETF risks.

●

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash, rather than on an in-kind basis. Because of this, the Fund may incur certain costs, such as brokerage costs, or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. In addition, the Fund may be subject to risks associated with investments in senior non-preferred bonds (sometimes referred to as a “bail-in bonds”), which are debt securities issued by financial institutions that can be converted into equity securities if such conversion is mandated by a financial institution’s regulatory authority due to the financial institution facing the possibility of bankruptcy. The mandatory conversion of a bail-in bond into an equity security may result in a reduction in value of the security and, if the Fund holds such security when the conversion occurs, the Fund’s performance may be negatively impacted.

●

Floating Rate Securities Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed-rate securities of the same maturity. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk, which could impair their value.

11

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund or an Underlying Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s or an Underlying Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s or an Underlying Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s or Underlying Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund or an Underlying Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s or an Underlying Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund or an Underlying Fund, which may force the Fund or Underlying Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. As the Fund’s portfolio will not typically replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

New Fund Risk. The Fund is a newly organized, management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

12

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, the Adviser generally does not attempt to invest the Fund’s assets in defensive positions.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breached its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

13

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m 9-18M Bond Fund
John Han, CFA®	Vice President, Head of Leveraged Credit, and Portfolio Manager	Inception
Richard Scargill	Senior Vice President, Director of Fixed Income Strategies, and Senior Portfolio Manager	February 1, 2025
Marcin Zdunek	Managing Director, Head of Capital Markets, and Portfolio Manager	Inception

Purchase and Sale of Fund Shares

Shares are intended to be listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be provided at Fund’s website at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

14

SUMMARY SECTION – F/m 2-Year Investment Grade Corporate Bond ETF (ZTWO)

Investment Objective

The investment objective of the F/m 2-Year Investment Grade Corporate Bond ETF (the “F/m 2Y Bond Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Liquid Corporate 2 Year Maturity Index (I39297US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.15%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year-to-year, as well as within a year. Portfolio turnover may vary from year-to-year, as well as within a year. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index, a subset of the Bloomberg U.S. Credit + 144A Index (I33843US) (the “Parent Index”), that is comprised of selected investment-grade corporate bonds with a remaining term maturity of approximately 2 years. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investment grade corporate bonds that have at least 1.5 years, but less than 2.5 years, remaining to maturity. For purposes of this policy, investment grade corporate bonds are publicly- and privately-offered debt securities issued by private issuers that are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or are unrated securities that the Adviser considers to be of comparable quality.

The Adviser uses a representative sampling indexing strategy in seeking to achieve the Fund’s investment objective. Under normal market conditions, the Fund generally invests substantially all of its assets in the securities comprising the Underlying Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Underlying Index. The Fund may invest in securities of both U.S. and non-U.S. issuers, and the Adviser expects that the Fund will invest primarily in the securities of issuers domiciled in the U.S. and other developed markets. In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index, cash and

15

cash equivalents and/or money market instruments, such as repurchase agreements and money market funds. To the extent the Underlying Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying Index.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 102% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Underlying Index and Parent Index

The Underlying Index was created in January 2025, with history backfilled to January 1, 2011, by Bloomberg Index Services Limited (the “Index Provider”). The Underlying Index is comprised of selected investment-grade corporate bonds of both U.S. and non-U.S. issuers that (i) are included in the Parent Index; (ii) have at least 2.5 years, but less than 3.5 years, remaining to maturity, and (iii) have at least $300 million face value amount outstanding. Of the qualifying securities, the Index Provider selects one per issuer for inclusion in the Underlying Index based on the priority of (1) time since issue, (2) ranking, and (3) amount outstanding. Most recent issuances are selected first, followed by ranking (with senior bonds selected first) and then the issue with the largest outstanding principal amount is selected. Underlying Index constituents are equally weighted. The Underlying Index is reconstituted and rebalanced by the Index Provider on the third-to-last business day of each month, and there is no limit to the number of issues included in the Underlying Index. As of December 1, 2025, the Underlying Index included approximately 578 constituents and was most concentrated in securities of companies in the Financial industry or sector, which comprised approximately 35.29% of the Underlying Index as of that date. Because the Underlying Index is reconstituted and rebalanced monthly, the components of the Underlying Index are likely to change over time.

The Parent Index was created in April 2018, with history backdated to January 1, 1998, by the Index Provider. The Parent Index consists of investment-grade US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets bonds that have a remaining maturity of greater than or equal to one year, have been publicly issued in the U.S. domestic market, and have $300 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the middle rating of Fitch Ratings, Inc. (BBB- or better), Moody’s Investors Service, Inc. (Baa3 or better) and/or Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global (BBB- or better). When a rating from only two agencies is available, the lower is used. In addition, the securities in the Parent Index must be denominated in U.S. dollars and, with limited exception, must be fixed rate. Bonds that convert from fixed to floating rate, including fixed-to-float perpetuals, will exit the Parent Index one (1) year prior to conversion to floating-rate. Excluded from the Parent Index are contingent capital securities, bonds with equity type features (e.g., warrants, convertibles, preferreds), taxable and tax-exempt municipal securities, inflation-linked bonds, floating-rate issues, private placements, retail bonds, USD25/USD50 par bonds, structured notes, pass-through certificates, and illiquid securities with no available internal or third-party pricing source. The Parent Index is market capitalization-weighted, and the securities included in the Parent Index are updated by the Index Provider on the last business day of each month.

Each of the Underlying Index and Parent Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. The Index Provider calculates each of the Underlying Index and Parent Index on a total return basis. Additional information regarding the Underlying Index is available at https://www.bloomberg.com/professional/products/indices/fixed-income/.

The Fund has elected to be, and intends to continue to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

16

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Corporate Bonds Risk. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may be either secured or unsecured. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest than other types of fixed income securities, such as government securities. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities, including with respect to the Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Underlying Funds, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting the Fund’s third-party service providers, the Underlying Funds, and the Underlying Funds’ third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Underlying Funds, or their respective advisers. Successful cyber-attacks or other cyber-failures or events affecting the Fund, the Underlying Funds or third-party service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund or the Underlying Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s

17

shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in ETF Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to ETF risks.

●

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash, rather than on an in-kind basis. Because of this, the Fund may incur certain costs, such as brokerage costs, or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. In addition, the Fund may be subject to risks associated with investments in senior non-preferred bonds (sometimes referred to as a “bail-in bonds”), which are debt securities issued by financial institutions that can be converted into equity securities if such conversion is mandated by a financial institution’s regulatory authority due to the financial institution facing the possibility of bankruptcy. The mandatory conversion of a bail-in bond into an equity security may result in a reduction in value of the security and, if the Fund holds such security when the conversion occurs, the Fund’s performance may be negatively impacted.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

18

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund or an Underlying Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s or an Underlying Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s or an Underlying Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s or Underlying Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund or an Underlying Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s or an Underlying Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund or an Underlying Fund, which may force the Fund or Underlying Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. As the Fund’s portfolio will not typically replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

New Fund Risk. The Fund is a newly organized, management investment company with a limited operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, the Adviser generally does not attempt to invest the Fund’s assets in defensive positions.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund or an Underlying Fund invests.

19

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Financials Sector Risk. Financial Sector Risk is a principal risk of investing in the Fund. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breached its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. Performance information will be available once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

20

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m 2Y Bond Fund
John Han, CFA®	Vice President, Head of Leveraged Credit, and Portfolio Manager	Inception
Richard Scargill	Senior Vice President, Director of Fixed Income Strategies, and Senior Portfolio Manager	February 1, 2025
Marcin Zdunek	Managing Director, Head of Capital Markets, and Portfolio Manager	Inception

Purchase and Sale of Fund Shares

Shares are listed the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

21

SUMMARY SECTION – F/m 3-Year Investment Grade Corporate Bond ETF (ZTRE)

Investment Objective

The investment objective of the F/m 3-Year Investment Grade Corporate Bond ETF (the “F/m 3Y Bond Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Liquid Corporate 3 Year Maturity Index (I39299US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.15%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year-to-year, as well as within a year. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index, a subset of the Bloomberg U.S. Credit + 144A Index (the “Parent Index”), that is comprised of selected investment-grade corporate bonds with a remaining term maturity of approximately 3 years. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investment grade corporate bonds that have at least 2.5 years but less than 3.5 years remaining to maturity. For purposes of this policy, investment grade corporate bonds are publicly- and privately-offered debt securities issued by private issuers that are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or are unrated securities that the Adviser considers to be of comparable quality.

The Adviser uses a representative sampling indexing strategy in seeking to achieve the Fund’s investment objective. Under normal market conditions, the Fund generally invests substantially all of its assets in the securities comprising the Underlying Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Underlying Index. The Fund may invest in securities of both U.S. and non-U.S. issuers, and the Adviser expects that the Fund will invest primarily in the securities of issuers domiciled in the U.S. and other developed markets. In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index, cash and

22

cash equivalents and/or money market instruments, such as repurchase agreements and money market funds. To the extent the Underlying Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying Index.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 102% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Underlying Index and Parent Index

The Underlying Index was created in January 2025, with history backfilled to January 1, 2011, by Bloomberg Index Services Limited (the “Index Provider”). The Underlying Index is comprised of selected investment-grade corporate bonds of both U.S. and non-U.S. issuers that (i) are included in the Parent Index; (ii) have at least 2.5 years, but less than 3.5 years, remaining to maturity, and (iii) have at least $300 million face value amount outstanding. Of the qualifying securities, the Index Provider selects one per issuer for inclusion in the Underlying Index based on the priority of (1) time since issue, (2) ranking, and (3) amount outstanding. Most recent issuances are selected first, followed by ranking (with senior bonds selected first) and then the issue with the largest outstanding principal amount is selected. Underlying Index constituents are equally weighted. The Underlying Index is reconstituted and rebalanced by the Index Provider on the third-to-last business day of each month, and there is no limit to the number of issues included in the Underlying Index. As of December 1, 2025, the Underlying Index included approximately 589 constituents and was most concentrated in securities of companies in the financial industry or sector, which comprised approximately 37.52% of the Underlying Index as of that date. Because the Underlying Index is reconstituted and rebalanced monthly, the components of the Underlying Index are likely to change over time.

The Parent Index was created in April 2018, with history backdated to January 1, 1998, by the Index Provider. The Parent Index consists of investment-grade US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets bonds that have a remaining maturity of greater than or equal to one year, have been publicly issued in the U.S. domestic market, and have $300 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the middle rating of Fitch Ratings, Inc. (BBB- or better), Moody’s Investors Service, Inc. (Baa3 or better) and/or Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global (BBB- or better). When a rating from only two agencies is available, the lower is used. In addition, the securities in the Parent Index must be denominated in U.S. dollars and, with limited exception, must be fixed rate. Bonds that convert from fixed to floating rate, including fixed-to-float perpetuals, will exit the Parent Index one (1) year prior to conversion to floating-rate. Excluded from the Parent Index are contingent capital securities, bonds with equity type features (e.g., warrants, convertibles, preferreds), taxable and tax-exempt municipal securities, inflation-linked bonds, floating-rate issues, private placements, retail bonds, USD25/USD50 par bonds, structured notes, pass-through certificates, and illiquid securities with no available internal or third-party pricing source. The Parent Index is market capitalization-weighted, and the securities included in the Parent Index are updated by the Index Provider on the last business day of each month.

Each of the Underlying Index and Parent Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. The Index Provider calculates each of the Underlying Index and Parent Index on a total return basis. Additional information regarding the Underlying Index is available at https://www.bloomberg.com/professional/products/indices/fixed-income/.

The Fund has elected to be, and intends to continue to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

23

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Corporate Bonds Risk. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may be either secured or unsecured. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest than other types of fixed income securities, such as government securities. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities, including with respect to the Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Underlying Funds, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting the Fund’s third-party service providers, the Underlying Funds, and the Underlying Funds’ third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Underlying Funds, or their respective advisers. Successful cyber-attacks or other cyber-failures or events affecting the Fund, the Underlying Funds or third-party service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund or the Underlying Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process

24

creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to ETF risks.

●

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash, rather than on an in-kind basis. Because of this, the Fund may incur certain costs, such as brokerage costs, or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. In addition, the Fund may be subject to risks associated with investments in senior non-preferred bonds (sometimes referred to as a “bail-in bonds”), which are debt securities issued by financial institutions that can be converted into equity securities if such conversion is mandated by a financial institution’s regulatory authority due to the financial institution facing the possibility of bankruptcy. The mandatory conversion of a bail-in bond into an equity security may result in a reduction in value of the security and, if the Fund holds such security when the conversion occurs, the Fund’s performance may be negatively impacted.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of

25

time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund or an Underlying Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s or an Underlying Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s or an Underlying Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s or Underlying Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund or an Underlying Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s or an Underlying Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund or an Underlying Fund, which may force the Fund or Underlying Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. As the Fund’s portfolio will not typically replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

New Fund Risk. The Fund is a newly organized, management investment company with a limited operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, the Adviser generally does not attempt to invest the Fund’s assets in defensive positions.

26

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund or an Underlying Fund invests.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Financials Sector Risk. Financial Sector Risk is a principal risk of investing in the Fund. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breached its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. Performance information will be available once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

27

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m 3Y Bond Fund
John Han, CFA®	Vice President, Head of Leveraged Credit, and Portfolio Manager	Inception
Richard Scargill	Senior Vice President, Director of Fixed Income Strategies, and Senior Portfolio Manager	February 1, 2025
Marcin Zdunek	Managing Director, Head of Capital Markets, and Portfolio Manager	Inception

Purchase and Sale of Fund Shares

Shares are intended to be listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

28

SUMMARY SECTION – F/m 5-Year Investment Grade Corporate Bond ETF

Investment Objective

The investment objective of the F/m 5-Year Investment Grade Corporate Bond ETF (the “F/m 5Y Bond Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Liquid Corporate 5 Year Maturity Index (I39328US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses(1)	None
Total Annual Fund Operating Expenses	0.15%

(1)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$15	$48

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year-to-year, as well as within a year. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index, a subset of the Bloomberg U.S. Credit + 144A Index (the “Parent Index”), that is comprised of selected investment-grade corporate bonds with a remaining term maturity of approximately 5 years. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investment grade corporate bonds that have at least 4.5 years but less than 5.5 years remaining to maturity. For purposes of this policy, investment grade corporate bonds are publicly- and privately-offered debt securities issued by private issuers that are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or are unrated securities that the Adviser considers to be of comparable quality.

The Adviser uses a representative sampling indexing strategy in seeking to achieve the Fund’s investment objective. Under normal market conditions, the Fund generally invests substantially all of its assets in the securities comprising the Underlying Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Underlying Index. The Fund may invest in securities of both U.S. and non-U.S. issuers, and the Adviser expects that the Fund will invest primarily in the securities of issuers domiciled in the U.S. and other developed markets. In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index, cash and

29

cash equivalents and/or money market instruments, such as repurchase agreements and money market funds. To the extent the Underlying Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying Index.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 102% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Underlying Index and Parent Index

The Underlying Index was created in January 2025, with history backfilled to January 1, 2011, by Bloomberg Index Services Limited (the “Index Provider”). The Underlying Index is comprised of selected investment-grade corporate bonds of both U.S. and non-U.S. issuers that (i) are included in the Parent Index; (ii) have at least 4.5 years, but less than 5.5 years, remaining to maturity, and (iii) have at least $300 million face value amount outstanding. Of the qualifying securities, the Index Provider selects one per issuer for inclusion in the Underlying Index based on the priority of (1) time since issue, (2) ranking, and (3) amount outstanding. Most recent issuances are selected first, followed by ranking (with senior bonds selected first) and then the issue with the largest outstanding principal amount is selected. Underlying Index constituents are equally weighted. The Underlying Index is reconstituted and rebalanced by the Index Provider on the third-to-last business day of each month, and there is no limit to the number of issues included in the Underlying Index. As of December 1, 2025, the Underlying Index included approximately 598 constituents and was most concentrated in securities of companies in the financials industry or sector, which comprised approximately 37.96% of the Underlying Index as of that date. Because the Underlying Index is reconstituted and rebalanced monthly, the components of the Underlying Index are likely to change over time.

The Parent Index was created in April 2018, with history backdated to January 1, 1998, by the Index Provider. The Parent Index consists of investment-grade US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets bonds that have a remaining maturity of greater than or equal to one year, have been publicly issued in the U.S. domestic market, and have $300 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the middle rating of Fitch Ratings, Inc. (BBB- or better), Moody’s Investors Service, Inc. (Baa3 or better) and/or Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global (BBB- or better). When a rating from only two agencies is available, the lower is used. In addition, the securities in the Parent Index must be denominated in U.S. dollars and, with limited exception, must be fixed rate. Bonds that convert from fixed to floating rate, including fixed-to-float perpetuals, will exit the Parent Index one (1) year prior to conversion to floating-rate. Excluded from the Parent Index are contingent capital securities, bonds with equity type features (e.g., warrants, convertibles, preferreds), taxable and tax-exempt municipal securities, inflation-linked bonds, floating-rate issues, private placements, retail bonds, USD25/USD50 par bonds, structured notes, pass-through certificates, and illiquid securities with no available internal or third-party pricing source. The Parent Index is market capitalization-weighted, and the securities included in the Parent Index are updated by the Index Provider on the last business day of each month.

Each of the Underlying Index and Parent Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. The Index Provider calculates each of the Underlying Index and Parent Index on a total return basis. Additional information regarding the Underlying Index is available at https://www.bloomberg.com/professional/products/indices/fixed-income/.

The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

30

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Corporate Bonds Risk. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may be either secured or unsecured. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest than other types of fixed income securities, such as government securities. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities, including with respect to the Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Underlying Funds, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting the Fund’s third-party service providers, the Underlying Funds, and the Underlying Funds’ third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Underlying Funds, or their respective advisers. Successful cyber-attacks or other cyber-failures or events affecting the Fund, the Underlying Funds or third-party service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund or the Underlying Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s

31

shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to ETF risks.

●

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash, rather than on an in-kind basis. Because of this, the Fund may incur certain costs, such as brokerage costs, or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. In addition, the Fund may be subject to risks associated with investments in senior non-preferred bonds (sometimes referred to as a “bail-in bonds”), which are debt securities issued by financial institutions that can be converted into equity securities if such conversion is mandated by a financial institution’s regulatory authority due to the financial institution facing the possibility of bankruptcy. The mandatory conversion of a bail-in bond into an equity security may result in a reduction in value of the security and, if the Fund holds such security when the conversion occurs, the Fund’s performance may be negatively impacted.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

32

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund or an Underlying Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s or an Underlying Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s or an Underlying Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s or Underlying Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund or an Underlying Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s or an Underlying Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund or an Underlying Fund, which may force the Fund or Underlying Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. As the Fund’s portfolio will not typically replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

New Fund Risk. The Fund is a newly organized, management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, the Adviser generally does not attempt to invest the Fund’s assets in defensive positions.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund or an Underlying Fund invests.

33

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breached its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m 5Y Bond Fund
John Han, CFA®	Vice President, Head of Leveraged Credit, and Portfolio Manager	Inception
Richard Scargill	Senior Vice President, Director of Fixed Income Strategies, and Senior Portfolio Manager	February 1, 2025
Marcin Zdunek	Managing Director, Head of Capital Markets, and Portfolio Manager	Inception

34

Purchase and Sale of Fund Shares

Shares are intended to be listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be provided at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

35

SUMMARY SECTION – F/m 7-Year Investment Grade Corporate Bond ETF

Investment Objective

The investment objective of the F/m 7-Year Investment Grade Corporate Bond ETF (the “F/m 7Y Bond Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Liquid Corporate 7 Year Maturity Index (I39331US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses(1)	None
Total Annual Fund Operating Expenses	0.15%

(1)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$15	$48

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year-to-year, as well as within a year. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index, a subset of the Bloomberg U.S. Credit +144A Index (the “Parent Index”), that is comprised of selected investment-grade corporate bonds with a remaining term maturity of approximately 7 years. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investment grade corporate bonds that have at least 6.5 years, but less than 7.5 years, remaining to maturity. For purposes of this policy, investment grade corporate bonds are publicly- and privately-offered debt securities issued by private issuers that are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or are unrated securities that the Adviser considers to be of comparable quality.

The Adviser uses a representative sampling indexing strategy in seeking to achieve the Fund’s investment objective. Under normal market conditions, the Fund generally invests substantially all of its assets in the securities comprising the Underlying Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Underlying Index. The Fund may invest in securities of both U.S. and non-U.S. issuers, and the Adviser expects that the Fund will invest primarily in the securities of issuers domiciled in the U.S. and other developed markets. In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index, cash and

36

cash equivalents and/or money market instruments, such as repurchase agreements and money market funds. To the extent the Underlying Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying Index.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 102% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Underlying Index and Parent Index

The Underlying Index was created in January 2025, with history backfilled to January 1, 2011, by Bloomberg Index Services Limited (the “Index Provider”). The Underlying Index is comprised of selected investment-grade corporate bonds of both U.S. and non-U.S. issuers that (i) are included in the Parent Index; (ii) have at least 6.5 years, but less than 7.5 years, remaining until maturity, and (iii) have at least $300 million face value amount outstanding. Of the qualifying securities, the Index Provider selects one per issuer for inclusion in the Underlying Index based on the priority of (1) time since issue, (2) ranking, and (3) amount outstanding. Most recent issuances are selected first, followed by ranking (with senior bonds selected first) and then the issue with the largest outstanding principal amount is selected. Underlying Index constituents are equally weighted. The Underlying Index is reconstituted and rebalanced by the Index Provider on the third-to-last business day of each month, and there is no limit to the number of issues included in the Underlying Index. As of December 1, 2025, the Underlying Index included approximately 355 constituents and was most concentrated in securities of companies in the financials industry or sector, which comprised approximately 33.52% of the Underlying Index as of that date. Because the Underlying Index is reconstituted and rebalanced monthly, the components of the Underlying Index are likely to change over time.

The Parent Index was created in April 2018, with history backdated to January 1, 1998, by the Index Provider. The Parent Index consists of investment-grade US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets bonds that have a remaining maturity of greater than or equal to one year, have been publicly issued in the U.S. domestic market, and have $300 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the middle rating of Fitch Ratings, Inc. (BBB- or better), Moody’s Investors Service, Inc. (Baa3 or better) and/or Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global (BBB- or better). When a rating from only two agencies is available, the lower is used. In addition, the securities in the Parent Index must be denominated in U.S. dollars and, with limited exception, must be fixed rate. Bonds that convert from fixed to floating rate, including fixed-to-float perpetuals, will exit the Parent Index one (1) year prior to conversion to floating-rate. Excluded from the Parent Index are contingent capital securities, bonds with equity type features (e.g., warrants, convertibles, preferreds), taxable and tax-exempt municipal securities, inflation-linked bonds, floating-rate issues, private placements, retail bonds, USD25/USD50 par bonds, structured notes, pass-through certificates, and illiquid securities with no available internal or third-party pricing source. The Parent Index is market capitalization-weighted, and the securities included in the Parent Index are updated by the Index Provider on the last business day of each month.

Each of the Underlying Index and Parent Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. The Index Provider calculates each of the Underlying Index and Parent Index on a total return basis. Additional information regarding the Underlying Index is available at https://www.bloomberg.com/professional/products/indices/fixed-income/.

The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

37

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Corporate Bonds Risk. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may be either secured or unsecured. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest than other types of fixed income securities, such as government securities. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities, including with respect to the Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Underlying Funds, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting the Fund’s third-party service providers, the Underlying Funds, and the Underlying Funds’ third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Underlying Funds, or their respective advisers. Successful cyber-attacks or other cyber-failures or events affecting the Fund, the Underlying Funds or third-party service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund or the Underlying Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s

38

shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to ETF risks.

●

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash, rather than on an in-kind basis. Because of this, the Fund may incur certain costs, such as brokerage costs, or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. In addition, the Fund may be subject to risks associated with investments in senior non-preferred bonds (sometimes referred to as a “bail-in bonds”), which are debt securities issued by financial institutions that can be converted into equity securities if such conversion is mandated by a financial institution’s regulatory authority due to the financial institution facing the possibility of bankruptcy. The mandatory conversion of a bail-in bond into an equity security may result in a reduction in value of the security and, if the Fund holds such security when the conversion occurs, the Fund’s performance may be negatively impacted.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

39

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund or an Underlying Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s or an Underlying Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s or an Underlying Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s or Underlying Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund or an Underlying Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s or an Underlying Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund or an Underlying Fund, which may force the Fund or Underlying Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. As the Fund’s portfolio will not typically replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

New Fund Risk. The Fund is a newly organized, management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, the Adviser generally does not attempt to invest the Fund’s assets in defensive positions.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund or an Underlying Fund invests.

40

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breached its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m 7Y Bond Fund
John Han, CFA®	Vice President, Head of Leveraged Credit, and Portfolio Manager	Inception
Richard Scargill	Senior Vice President, Director of Fixed Income Strategies, and Senior Portfolio Manager	February 1, 2025
Marcin Zdunek	Managing Director, Head of Capital Markets, and Portfolio Manager	Inception

41

Purchase and Sale of Fund Shares

Shares are intended to be listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be provided at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

42

SUMMARY SECTION – F/m 10-Year Investment Grade Corporate Bond ETF (ZTEN)

Investment Objective

The investment objective of the F/m 10-Year Investment Grade Corporate Bond ETF (the “F/m 10Y Bond Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Liquid Corporate 10 Year Maturity Index (I39298US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.15%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year-to-year, as well as within a year. For the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 203% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index, a subset of the Bloomberg U.S. Credit + 144A Index (the “Parent Index”), that is comprised of selected investment-grade corporate bonds with a remaining term maturity of approximately 10 years. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investment grade corporate bonds that have at least 9.5 years, but less than 10.5 years, remaining to maturity. For purposes of this policy, investment grade corporate bonds are publicly- and privately-offered debt securities issued by private issuers that are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or are unrated securities that the Adviser considers to be of comparable quality.

The Adviser uses a representative sampling indexing strategy in seeking to achieve the Fund’s investment objective. Under normal market conditions, the Fund generally invests substantially all of its assets in the securities comprising the Underlying Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Underlying Index. The Fund may invest in securities of both U.S. and non-U.S. issuers, and the Adviser expects that the Fund will invest primarily in the securities of issuers domiciled in the U.S. and other developed markets. In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index, cash and

43

cash equivalents and/or money market instruments, such as repurchase agreements and money market funds. To the extent the Underlying Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying Index.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 102% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Underlying Index and Parent Index

The Underlying Index was created in January 2025, with history backfilled to January 1, 2011, by Bloomberg Index Services Limited (the “Index Provider”). The Underlying Index is comprised of selected investment-grade corporate bonds of both U.S. and non-U.S. issuers that (i) are included in the Parent Index; (ii) have at least 9.5 years, but less than 10.5 years, remaining until maturity, and (iii) have at least $300 million face value amount outstanding. Of the qualifying securities, the Index Provider selects one per issuer for inclusion in the Underlying Index based on the priority of (1) time since issue, (2) ranking, and (3) amount outstanding. Most recent issuances are selected first, followed by ranking (with senior bonds selected first) and then the issue with the largest outstanding principal amount is selected. Underlying Index constituents are equally weighted. The Underlying Index is reconstituted and rebalanced by the Index Provider on the third-to-last business day of each month, and there is no limit to the number of issues included in the Underlying Index. As of December 1, 2025, the Underlying Index included approximately 297 constituents and was most concentrated in securities of companies in the finaniciasl industry or sector, which comprised approximately 29.63% of the Underlying Index as of that date. Because the Underlying Index is reconstituted and rebalanced monthly, the components of the Underlying Index are likely to change over time.

The Parent Index was created in April 2018, with history backdated to January 1, 1998, by the Index Provider. The Parent Index consists of investment-grade US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets bonds that have a remaining maturity of greater than or equal to one year, have been publicly issued in the U.S. domestic market, and have $300 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the middle rating of Fitch Ratings, Inc. (BBB- or better), Moody’s Investors Service, Inc. (Baa3 or better) and/or Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global (BBB- or better). When a rating from only two agencies is available, the lower is used. In addition, the securities in the Parent Index must be denominated in U.S. dollars and, with limited exception, must be fixed rate. Bonds that convert from fixed to floating rate, including fixed-to-float perpetuals, will exit the Parent Index one (1) year prior to conversion to floating-rate. Excluded from the Parent Index are contingent capital securities, bonds with equity type features (e.g., warrants, convertibles, preferreds), taxable and tax-exempt municipal securities, inflation-linked bonds, floating-rate issues, private placements, retail bonds, USD25/USD50 par bonds, structured notes, pass-through certificates, and illiquid securities with no available internal or third-party pricing source. The Parent Index is market capitalization-weighted, and the securities included in the Parent Index are updated by the Index Provider on the last business day of each month.

Each of the Underlying Index and Parent Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. The Index Provider calculates each of the Underlying Index and Parent Index on a total return basis. Additional information regarding the Underlying Index is available at https://www.bloomberg.com/professional/products/indices/fixed-income/.

The Fund has elected to be, and intends to continue to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

44

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Corporate Bonds Risk. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may be either secured or unsecured. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest than other types of fixed income securities, such as government securities. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities, including with respect to the Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Underlying Funds, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting the Fund’s third-party service providers, the Underlying Funds, and the Underlying Funds’ third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Underlying Funds, or their respective advisers. Successful cyber-attacks or other cyber-failures or events affecting the Fund, the Underlying Funds or third-party service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund or the Underlying Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process

45

creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to ETF risks.

●

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash, rather than on an in-kind basis. Because of this, the Fund may incur certain costs, such as brokerage costs, or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. In addition, the Fund may be subject to risks associated with investments in senior non-preferred bonds (sometimes referred to as a “bail-in bonds”), which are debt securities issued by financial institutions that can be converted into equity securities if such conversion is mandated by a financial institution’s regulatory authority due to the financial institution facing the possibility of bankruptcy. The mandatory conversion of a bail-in bond into an equity security may result in a reduction in value of the security and, if the Fund holds such security when the conversion occurs, the Fund’s performance may be negatively impacted.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of

46

time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund or an Underlying Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s or an Underlying Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s or an Underlying Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s or Underlying Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund or an Underlying Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s or an Underlying Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund or an Underlying Fund, which may force the Fund or Underlying Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. As the Fund’s portfolio will not typically replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

New Fund Risk. The Fund is a newly organized, management investment company with a limited operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, the Adviser generally does not attempt to invest the Fund’s assets in defensive positions.

47

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund or an Underlying Fund invests.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Financials Sector Risk. Financial Sector Risk is a principal risk of investing in the Fund. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breached its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available

Performance Information: Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. Performance information will be available once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

48

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m 10Y Bond Fund
John Han, CFA®	Vice President, Head of Leveraged Credit, and Portfolio Manager	Inception
Richard Scargill	Senior Vice President, Director of Fixed Income Strategies, and Senior Portfolio Manager	February 1, 2025
Marcin Zdunek	Managing Director, Head of Capital Markets, and Portfolio Manager	Inception

Purchase and Sale of Fund Shares

Shares are intended to be listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

49

SUMMARY SECTION – F/m 20-Year Investment Grade Corporate Bond ETF

Investment Objective

The investment objective of the F/m 20-Year Investment Grade Corporate Bond ETF (the “F/m 20Y Bond Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Liquid Corporate 20 Year Maturity Index (I39332US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses(1)	None
Total Annual Fund Operating Expenses	0.15%

(1)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$15	$48

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year-to-year, as well as within a year. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index, a subset of the Bloomberg U.S. Credit + 144A Index (the “Parent Index”), that is comprised of selected investment-grade corporate bonds with a remaining term maturity of approximately 20 years. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investment grade corporate bonds that have at least 19.5 years, but less than 20.5 years, remaining to maturity. For purposes of this policy, investment grade corporate bonds are publicly- and privately-offered debt securities issued by private issuers that are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or are unrated securities that the Adviser considers to be of comparable quality.

The Adviser uses a representative sampling indexing strategy in seeking to achieve the Fund’s investment objective. Under normal market conditions, the Fund generally invests substantially all of its assets in the securities comprising the Underlying Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Underlying Index. The Fund may invest in securities of both U.S. and non-U.S. issuers, and the Adviser expects that the Fund will invest primarily in the securities of issuers domiciled in the U.S. and other developed markets. In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index, cash and

50

cash equivalents and/or money market instruments, such as repurchase agreements and money market funds. To the extent the Underlying Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying Index.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 102% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Underlying Index and Parent Index

The Underlying Index was created in January 2025, with history backfilled to January 1, 2011, by Bloomberg Index Services Limited (the “Index Provider”). The Underlying Index is comprised of selected investment-grade corporate bonds of both U.S. and non-U.S. issuers that (i) are included in the Parent Index; (ii) have at least 19.5 years, but less than 20.5 years, remaining to maturity (iii) have at least $300 million face value amount outstanding. Of the qualifying securities, the Index Provider selects one per issuer for inclusion in the Underlying Index based on the priority of (1) time since issue, (2) ranking, and (3) amount outstanding. Most recent issuances are selected first, followed by ranking (with senior bonds selected first) and then the issue with the largest outstanding principal amount is selected. Underlying Index constituents are equally weighted. The Underlying Index is reconstituted and rebalanced by the Index Provider on the third-to-last business day of each month, and there is no limit to the number of issues included in the Underlying Index. As of December 1, 2025, the Underlying Index included approximately 118 constituents and was most concentrated in securities of companies in the healthcare and utilities industries or sectors industry or sector, which comprised approximately 16.95% and 16.94%, respectively, of the Underlying Index as of that date. Because the Underlying Index is reconstituted and rebalanced monthly, the components of the Underlying Index are likely to change over time.

The Parent Index was created in April 2018, with history backdated to January 1, 1998, by the Index Provider. The Parent Index consists of investment-grade US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets bonds that have a remaining maturity of greater than or equal to one year, have been publicly issued in the U.S. domestic market, and have $300 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the middle rating of Fitch Ratings, Inc. (BBB- or better), Moody’s Investors Service, Inc. (Baa3 or better) and/or Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global (BBB- or better). When a rating from only two agencies is available, the lower is used. In addition, the securities in the Parent Index must be denominated in U.S. dollars and, with limited exception, must be fixed rate. Bonds that convert from fixed to floating rate, including fixed-to-float perpetuals, will exit the Parent Index one (1) year prior to conversion to floating-rate. Excluded from the Parent Index are contingent capital securities, bonds with equity type features (e.g., warrants, convertibles, preferreds), taxable and tax-exempt municipal securities, inflation-linked bonds, floating-rate issues, private placements, retail bonds, USD25/USD50 par bonds, structured notes, pass-through certificates, and illiquid securities with no available internal or third-party pricing source. The Parent Index is market capitalization-weighted, and the securities included in the Parent Index are updated by the Index Provider on the last business day of each month

Each of the Underlying Index and Parent Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. The Index Provider calculates each of the Underlying Index and Parent Index on a total return basis. Additional information regarding the Underlying Index is available at https://www.bloomberg.com/professional/products/indices/fixed-income/.

The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

51

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Corporate Bonds Risk. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may be either secured or unsecured. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest than other types of fixed income securities, such as government securities. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities, including with respect to the Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Underlying Funds, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting the Fund’s third-party service providers, the Underlying Funds, and the Underlying Funds’ third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Underlying Funds, or their respective advisers. Successful cyber-attacks or other cyber-failures or events affecting the Fund, the Underlying Funds or third-party service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund or the Underlying Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s

52

shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to ETF risks.

●

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash, rather than on an in-kind basis. Because of this, the Fund may incur certain costs, such as brokerage costs, or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. In addition, the Fund may be subject to risks associated with investments in senior non-preferred bonds (sometimes referred to as a “bail-in bonds”), which are debt securities issued by financial institutions that can be converted into equity securities if such conversion is mandated by a financial institution’s regulatory authority due to the financial institution facing the possibility of bankruptcy. The mandatory conversion of a bail-in bond into an equity security may result in a reduction in value of the security and, if the Fund holds such security when the conversion occurs, the Fund’s performance may be negatively impacted.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

53

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund or an Underlying Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s or an Underlying Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s or an Underlying Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s or Underlying Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund or an Underlying Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s or an Underlying Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund or an Underlying Fund, which may force the Fund or Underlying Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. As the Fund’s portfolio will not typically replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

New Fund Risk. The Fund is a newly organized, management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, the Adviser generally does not attempt to invest the Fund’s assets in defensive positions.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund or an Underlying Fund invests.

54

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breached its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m 20Y Bond Fund
John Han, CFA®	Vice President, Head of Leveraged Credit, and Portfolio Manager	Inception
Richard Scargill	Senior Vice President, Director of Fixed Income Strategies, and Senior Portfolio Manager	February 1, 2025
Marcin Zdunek	Managing Director, Head of Capital Markets, and Portfolio Manager	Inception

55

Purchase and Sale of Fund Shares

Shares are intended to be listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be provided at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

56

SUMMARY SECTION – F/m 30-Year Investment Grade Corporate Bond ETF

Investment Objective

The investment objective of the F/m 30-Year Investment Grade Corporate Bond ETF (the “F/m 30Y Bond Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Liquid Corporate 30 Year Maturity Index (I39334US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses(1)	None
Total Annual Fund Operating Expenses	0.15%

(1)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$15	$48

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year-to-year, as well as within a year. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index, a subset of the Bloomberg U.S. Credit + 144A Index (the “Parent Index”), that is comprised of selected investment-grade corporate bonds with a remaining term maturity of approximately 30 years. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investment grade corporate bonds that have at least 29.5 years, but less than 30.5 years, remaining to maturity. For purposes of this policy, investment grade corporate bonds are publicly- and privately-offered debt securities issued by private issuers that are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or are unrated securities that the Adviser considers to be of comparable quality.

The Adviser uses a representative sampling indexing strategy in seeking to achieve the Fund’s investment objective. Under normal market conditions, the Fund generally invests substantially all of its assets in the securities comprising the Underlying Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Underlying Index. The Fund may invest in securities of both U.S. and non-U.S. issuers, and the Adviser expects that the Fund will invest primarily in the securities of issuers domiciled in the U.S. and other developed markets. In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index, cash and

57

cash equivalents and/or money market instruments, such as repurchase agreements and money market funds. To the extent the Underlying Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying Index.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 102% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Underlying Index and Parent Index

The Underlying Index was created in January 2025, with history backfilled to January 1, 2011, by Bloomberg Index Services Limited (the “Index Provider”). The Underlying Index is comprised of selected investment-grade corporate bonds of both U.S. and non-U.S. issuers that (i) are included in the Parent Index; (ii) have at least 29.5 years, but less than 30.5 years, remaining to maturity, and (iii) have at least $300 million face value amount outstanding. Of the qualifying securities, the Index Provider selects one per issuer for inclusion in the Underlying Index based on the priority of (1) time since issue, (2) ranking, and (3) amount outstanding. Most recent issuances are selected first, followed by ranking (with senior bonds selected first) and then the issue with the largest outstanding principal amount is selected. Underlying Index constituents are equally weighted. The Underlying Index is reconstituted and rebalanced by the Index Provider on the third-to-last business day of each month, and there is no limit to the number of issues included in the Underlying Index. As of December 1, 2025, the Underlying Index included approximately 68 constituents and was most concentrated in securities of companies in the utilities industry or sector, which comprised approximately 29.41% of the Underlying Index as of that date. Because the Underlying Index is reconstituted and rebalanced monthly, the components of the Underlying Index are likely to change over time.

The Parent Index was created in April 2018, with history backdated to January 1, 1998, by the Index Provider. The Parent Index consists of investment-grade US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets bonds that have a remaining maturity of greater than or equal to one year, have been publicly issued in the U.S. domestic market, and have $300 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the middle rating of Fitch Ratings, Inc. (BBB- or better), Moody’s Investors Service, Inc. (Baa3 or better) and/or Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global (BBB- or better). When a rating from only two agencies is available, the lower is used. In addition, the securities in the Parent Index must be denominated in U.S. dollars and, with limited exception, must be fixed rate. Bonds that convert from fixed to floating rate, including fixed-to-float perpetuals, will exit the Parent Index one (1) year prior to conversion to floating-rate. Excluded from the Parent Index are contingent capital securities, bonds with equity type features (e.g., warrants, convertibles, preferreds), taxable and tax-exempt municipal securities, inflation-linked bonds, floating-rate issues, private placements, retail bonds, USD25/USD50 par bonds, structured notes, pass-through certificates, and illiquid securities with no available internal or third-party pricing source. The Parent Index is market capitalization-weighted, and the securities included in the Parent Index are updated by the Index Provider on the last business day of each month.

Each of the Underlying Index and Parent Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. The Index Provider calculates each of the Underlying Index and Parent Index on a total return basis. Additional information regarding the Underlying Index is available at https://www.bloomberg.com/professional/products/indices/fixed-income/.

The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

58

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Corporate Bonds Risk. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may be either secured or unsecured. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest than other types of fixed income securities, such as government securities. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities, including with respect to the Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Underlying Funds, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting the Fund’s third-party service providers, the Underlying Funds, and the Underlying Funds’ third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Underlying Funds, or their respective advisers. Successful cyber-attacks or other cyber-failures or events affecting the Fund, the Underlying Funds or third-party service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund or the Underlying Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s

59

shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to ETF risks.

●

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash, rather than on an in-kind basis. Because of this, the Fund may incur certain costs, such as brokerage costs, or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. In addition, the Fund may be subject to risks associated with investments in senior non-preferred bonds (sometimes referred to as a “bail-in bonds”), which are debt securities issued by financial institutions that can be converted into equity securities if such conversion is mandated by a financial institution’s regulatory authority due to the financial institution facing the possibility of bankruptcy. The mandatory conversion of a bail-in bond into an equity security may result in a reduction in value of the security and, if the Fund holds such security when the conversion occurs, the Fund’s performance may be negatively impacted.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

60

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund or an Underlying Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s or an Underlying Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s or an Underlying Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s or Underlying Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund or an Underlying Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s or an Underlying Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund or an Underlying Fund, which may force the Fund or Underlying Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. As the Fund’s portfolio will not typically replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

New Fund Risk. The Fund is a newly organized, management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, the Adviser generally does not attempt to invest the Fund’s assets in defensive positions.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund or an Underlying Fund invests.

61

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breached its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m 30Y Bond Fund
John Han, CFA®	Vice President, Head of Leveraged Credit, and Portfolio Manager	Inception
Richard Scargill	Senior Vice President, Director of Fixed Income Strategies, and Senior Portfolio Manager	February 1, 2025
Marcin Zdunek	Managing Director, Head of Capital Markets, and Portfolio Manager	Inception

62

Purchase and Sale of Fund Shares

Shares are intended to be listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be provided at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

63

SUMMARY SECTION – F/m 15+ Year Investment Grade Corporate Bond ETF

Investment Objective

The investment objective of the F/m 15+ Year Investment Grade Corporate Bond ETF (the “F/m 15+ Year Bond Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Liquid Corporate 15+ Year Maturity Index (I39335US) (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses(1)	None
Total Annual Fund Operating Expenses	0.15%

(1)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$15	$48

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year-to-year, as well as within a year. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Underlying Index, a subset of the Bloomberg U.S. Credit + 144A Index (the “Parent Index”), that is comprised of selected investment-grade corporate bonds with a remaining term maturity of greater than or equal to 15 years. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investment grade corporate bonds that have a remaining term maturity of greater than or equal to 15 years. For purposes of this policy, investment grade corporate bonds are publicly- and privately-offered debt securities issued by private issuers that are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or are unrated securities that the Adviser considers to be of comparable quality.

The Adviser uses a representative sampling indexing strategy in seeking to achieve the Fund’s investment objective. Under normal market conditions, the Fund generally invests substantially all of its assets in the securities comprising the Underlying Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Underlying Index. The Fund may invest in securities of both U.S. and non-U.S. issuers, and the Adviser expects that the Fund will invest primarily in the securities of issuers domiciled in the U.S. and other developed markets. In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index, cash and

64

cash equivalents and/or money market instruments, such as repurchase agreements and money market funds. To the extent the Underlying Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying Index.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 102% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Underlying Index and Parent Index

The Underlying Index was created in January 2025, with history backfilled to January 1, 2011, by Bloomberg Index Services Limited (the “Index Provider”). The Underlying Index is comprised of selected investment-grade corporate bonds of both U.S. and non-U.S. issuers that (i) are included in the Parent Index; (ii) have at least 15 years remaining to maturity, and (iii) have at least $300 million face value amount outstanding. Of the qualifying securities, the Index Provider selects one per issuer for inclusion in the Underlying Index based on the priority of (1) time since issue, (2) ranking, and (3) amount outstanding. Most recent issuances are selected first, followed by ranking (with senior bonds selected first) and then the issue with the largest outstanding principal amount is selected. Underlying Index constituents are equally weighted. The Underlying Index is reconstituted and rebalanced by the Index Provider on the third-to-last business day of each month, and there is no limit to the number of issues included in the Underlying Index. As of December 1, 2025, the Underlying Index included approximately 696 constituents and was most concentrated in securities of companies in the financials industry or sector, which comprised approximately 20.69% of the Underlying Index as of that date. Because the Underlying Index is reconstituted and rebalanced monthly, the components of the Underlying Index are likely to change over time.

The Parent Index was created in April 2018, with history backdated to January 1, 1998, by the Index Provider. The Parent Index consists of investment-grade US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets bonds that have a remaining maturity of greater than or equal to one year, have been publicly issued in the U.S. domestic market, and have $300 million or more of outstanding face value. The Index Provider deems securities as “investment grade” based on the middle rating of Fitch Ratings, Inc. (BBB- or better), Moody’s Investors Service, Inc. (Baa3 or better) and/or Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global (BBB- or better). When a rating from only two agencies is available, the lower is used. In addition, the securities in the Parent Index must be denominated in U.S. dollars and, with limited exception, must be fixed rate. Bonds that convert from fixed to floating rate, including fixed-to-float perpetuals, will exit the Parent Index one (1) year prior to conversion to floating-rate. Excluded from the Parent Index are contingent capital securities, bonds with equity type features (e.g., warrants, convertibles, preferreds), taxable and tax-exempt municipal securities, inflation-linked bonds, floating-rate issues, private placements, retail bonds, USD25/USD50 par bonds, structured notes, pass-through certificates, and illiquid securities with no available internal or third-party pricing source. The Parent Index is market capitalization-weighted, and the securities included in the Parent Index are updated by the Index Provider on the last business day of each month.

Each of the Underlying Index and Parent Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. The Index Provider calculates each of the Underlying Index and Parent Index on a total return basis. Additional information regarding the Underlying Index is available at https://www.bloomberg.com/professional/products/indices/fixed-income/.

The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

65

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Corporate Bonds Risk. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may be either secured or unsecured. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest than other types of fixed income securities, such as government securities. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities, including with respect to the Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Underlying Funds, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting the Fund’s third-party service providers, the Underlying Funds, and the Underlying Funds’ third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Underlying Funds, or their respective advisers. Successful cyber-attacks or other cyber-failures or events affecting the Fund, the Underlying Funds or third-party service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund or the Underlying Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s

66

shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to ETF risks.

●

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash, rather than on an in-kind basis. Because of this, the Fund may incur certain costs, such as brokerage costs, or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. In addition, the Fund may be subject to risks associated with investments in senior non-preferred bonds (sometimes referred to as a “bail-in bonds”), which are debt securities issued by financial institutions that can be converted into equity securities if such conversion is mandated by a financial institution’s regulatory authority due to the financial institution facing the possibility of bankruptcy. The mandatory conversion of a bail-in bond into an equity security may result in a reduction in value of the security and, if the Fund holds such security when the conversion occurs, the Fund’s performance may be negatively impacted.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

67

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund or an Underlying Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s or an Underlying Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s or an Underlying Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s or Underlying Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund or an Underlying Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s or an Underlying Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund or an Underlying Fund, which may force the Fund or Underlying Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. As the Fund’s portfolio will not typically replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

New Fund Risk. The Fund is a newly organized, management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, the Adviser generally does not attempt to invest the Fund’s assets in defensive positions.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund or an Underlying Fund invests.

68

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breached its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m 15+ Year Bond Fund
John Han, CFA®	Vice President, Head of Leveraged Credit, and Portfolio Manager	Inception
Richard Scargill	Senior Vice President, Director of Fixed Income Strategies, and Senior Portfolio Manager	February 1, 2025
Marcin Zdunek	Managing Director, Head of Capital Markets, and Portfolio Manager	Inception

69

Purchase and Sale of Fund Shares

Shares are intended to be listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be provided at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

70

Additional Information about the Funds

Investment Objective

The investment objective of each Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of each Fund’s benchmark (each a “Underlying Index” and more than one constituting “Underlying Indices”). Each Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Fund	Underlying Index
F/m 6M Bond Fund	Bloomberg US Liquid Corporate 6 Month Maturity Index
F/m 9-18M Bond Fund	Bloomberg US Liquid Corporate 9-18 Month Maturity Index
F/m 2Y Bond Fund	Bloomberg US Liquid Corporate 2 Year Maturity Index
F/m 3Y Bond Fund	Bloomberg US Liquid Corporate 3 Year Maturity Index
F/m 5Y Bond Fund	Bloomberg US Liquid Corporate 5 Year Maturity Index
F/m 7Y Bond Fund	Bloomberg US Liquid Corporate 7 Year Maturity Index
F/m 10Y Bond Fund	Bloomberg US Liquid Corporate 10 Year Maturity Index
F/m 20Y Bond Fund	Bloomberg US Liquid Corporate 20 Year Maturity Index
F/m 30Y Bond Fund	Bloomberg US Liquid Corporate 30 Year Maturity Index
F/m 15+ Year Bond Fund	Bloomberg US Liquid Corporate 15+ Year Maturity Index

Portfolio Composition

Each Fund has a policy to invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the types of investment shown next to the Fund’s name in the table below (each, an “80% Policy”).

Fund	Types of Investment for Purposes of 80% Policy
F/m 6M Bond Fund	Investment grade corporate bonds that have a remaining term maturity of at least 3 months but less than 9 months
F/m 9-18M Bond Fund	Investment grade corporate bonds that have a remaining term maturity of at least 9 months but less than 18 months
F/m 2Y Bond Fund	Investment grade corporate bonds that have at least 1.5 years but less than 2.5 years remaining to maturity
F/m 3Y Bond Fund	Investment grade corporate bonds that have at least 2.5 years but less than 3.5 years remaining to maturity
F/m 5Y Bond Fund	Investment grade corporate bonds that have at least 4.5 years but less than 5.5 years remaining to maturity
F/m 7Y Bond Fund	Investment grade corporate bonds that have at least 6.5 years but less than 7.5 years remaining to maturity
F/m 10Y Bond Fund	Investment grade corporate bonds that have at least 9.5 years but less than 10.5 years remaining to maturity
F/m 20Y Bond Fund	Investment grade corporate bonds that have at least 19.5 years but less than 20.5 years remaining to maturity
F/m 30Y Bond Fund	Investment grade corporate bonds that have at least 29.5 years but less than 30.5 years remaining to maturity
F/m 15+ Year Bond Fund	Investment grade corporate bonds that have a remaining term maturity of greater than or equal to 15 years

71

Each Fund’s 80% Policy is non-fundamental and can be changed by the Board upon 60 days’ prior notice to shareholders. Each fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, the Fund would not have to sell its holdings, but any new investments it makes would be consistent with its 80% Policy.

Additional Principal Investment Strategy Information

The Adviser uses a passive or indexing approach in seeking to achieve each Fund’s investment objective. Unlike many investment companies, each Fund seeks to track the performance of its Underlying Index even when markets decline or appear overvalued. Indexing will eliminate the chance that a Fund will substantially outperform its Underlying Index, but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively-managed investment companies.

The Adviser utilizes a representative sampling indexing strategy to manage each Fund’s portfolio. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to that of an underlying index. Under normal market conditions, each Fund generally invests substantially all of its assets in the securities comprising its Underlying Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Fund’s Underlying Index. The securities selected by the Adviser for inclusion in each Fund’s portfolio are expected to have, in aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration (i.e., a security’s price sensitivity to a change in interest rates), maturity, credit ratings and yield) and liquidity measures similar to those of the Fund’s Underlying Index. Each Fund may or may not hold all of the securities in its Underlying Index, and may invest in securities of both U.S. and non-U.S. issuers. The Adviser expects that each Fund will invest primarily in the securities of issuers domiciled in the U.S. and other developed markets.

In addition, each Fund may invest in securities that are not included in its Underlying Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds. Each Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). Each Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions. Each Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by a Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

To the extent a Fund’s Underlying Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Underlying Index.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with that Fund’s investment objective. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

The Underlying Indices, and each Parent Index, are sponsored by the index provider (Bloomberg Finance, L.P., or the “Index Provider”), which is independent of each Fund and the Adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Indices, and each Parent Index, and publishes information regarding the market value of the Underlying Indices, and each Parent Index.

Additional Principal Risk Information

The value of the Funds’ investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in any of the Funds, and there can be no assurance that any of the Funds will achieve its investment objective. An investment in the Funds is subject to one or more of the principal risks discussed below. Unless otherwise noted, each risk described below is a principal risk of investing in each Fund.

●

Affiliated Fund Risk. When the Adviser invests a Fund’s assets in an Underlying Fund that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in Underlying Funds sponsored or managed by others. This conflict of interest may be amplified when an Underlying Fund has low assets.

72

●

Concentration Risk. Any of the Funds may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Corporate Bonds Risk. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may be either secured or unsecured. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest than other types of fixed income securities, such as government securities. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

●

Credit Risk. The value of your investment in any of the Fund’s may change in response to changes in the credit ratings of such Fund’s portfolio securities, including with respect to Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by such Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Adviser cannot guarantee the adequacy of the protection of the Funds’ interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt.

●

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, each of the Funds and Underlying Funds is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyberattacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser, an Underlying Fund’s adviser and a Fund’s or Underlying Fund’s other service providers (including, but not limited to, any of the Funds’ or Underlying Funds’ accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund or Underlying Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with any of the Funds’ or Underlying Funds’ ability to calculate their respective NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The use of artificial intelligence and machine learning could exacerbate these risks. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds, the Underlying Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.

●

Duration Risk. Duration Risk is a principal risk of investing in each Fund except for the F/m 6M Bond Fund. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more volatile and thus more likely to decline in price, and to a greater extent, than shorter-duration debt securities, in a rising interest-rate environment. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

●	ETF Risk. Each of the Funds is an ETF, and, as a result of an ETF’s structure, the Funds are exposed to the following risks:

73

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. Each Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Shares, Shares may trade at a material discount to NAV, and Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to a Fund’s Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of any of the Funds in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Shares of the F/m 10Y Bond Fund, F/m 3-Y Bond Fund and F/m 2Y Bond Fund are listed on The Nasdaq Stock Market, LLC (the “Nasdaq Exchange”) and Shares of the F/m 15+ Year Bond Fund, F/m 30Y Bond Fund, F/m 20Y Bond Fund, F/m 7Y Bond Fund, F/m 5Y Bond Fund, F/m 9-18M Fund and F/m 6M Bond Fund are intended be listed on a national securities exchange that will be determined prior to the commencement of those Funds’ investment operations (the “Prospective Exchange,” and together with the “Nasdaq Exchange,” as applicable, the “Exchange”). Although the Funds’ Shares are intended to be listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in the Funds’ Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Funds’ Shares may begin to mirror the liquidity of each Fund’s underlying holdings, which can be significantly less liquid than each Fund’s Shares. In addition, during periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of the Funds may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate each Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. To the extent any Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to ETF risks.

●

Cash Transactions Risk. Unlike certain ETFs, the each of the Funds may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, each Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease a Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if a Fund had effected redemptions wholly on an in-kind basis. A Fund’s use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The

74

fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, any of the Funds may not be able to readily sell fixed-income securities at prices at or near their perceived value. If a Fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in a Fund’s redemption requests, including requests from shareholders who may own a significant percentage of a Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause a Fund to sell its holdings at a loss or at undesirable prices and adversely affect that Fund’s share price and increase that Fund’s liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, each Fund may be subject to risks associated with investments in senior non-preferred bonds (sometimes referred to as a “bail-in bonds”), which are debt securities issued by financial institutions that can be converted into equity securities if such conversion is mandated by a financial institution’s regulatory authority due to the financial institution facing the possibility of bankruptcy. The mandatory conversion of a bail-in bond into an equity security may result in a reduction in value of the security and, if a Fund holds such security when the conversion occurs, the Fund’s performance may be negatively impacted.

●

Floating Rate Securities Risk. Floating Rate Securities Risk is a principal risk of investing in each of the F/m 9-18M Bond Fund and F/m 6M Bond Fund. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from floating rate securities held by a Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed securities of the same maturity. The interest rate for a floating rate security resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when a Fund needs to liquidate such loans. In addition, benchmark interest rates may not accurately track market interest rates.

Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk, which could impair their value.

●

High Portfolio Turnover Risk. In seeking to track its Underlying Index, each Fund may incur high portfolio turnover. The active and frequent trading of a Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Funds’ income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. The Funds seek to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of each Fund’s Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what each Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Indices or its related data, and they do not guarantee that the Underlying Indices will be in line with the Index Provider’s methodology. The Funds’ strategies as described in this Prospectus are to manage each Fund consistently with that Fund’s Underlying Index. The Funds do not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Funds and their shareholders. For example, during a period where an Underlying Index contains incorrect constituents, the corresponding

75

Fund would have market exposure to such constituents and would be underexposed to that Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by corresponding Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the corresponding Fund and its shareholders.

Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance to an Underlying Index, which could cause that Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents of that Underlying Index that would otherwise be removed at rebalance due to changes in market value, issuer credit ratings, or other reasons may remain, causing the performance and constituents of that Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Indices due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When an Underlying Index is rebalanced and the corresponding Fund in turn rebalances its portfolio to attempt to increase the correlation between that Fund’s portfolio and its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by that Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Indices may increase the costs to and the tracking error risk of the Fund.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Funds or an Underlying Fund receive from it but will generally affect the value of your investment in the Funds. Changes in interest rates may also affect the liquidity of the Funds’ and Underlying Funds’ investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Funds’ or an Underlying Fund’s yield(s) and may increase the risk that, if followed by rising interest rates, the Funds’ or Underlying Fund’s performance will be negatively impacted. The Funds are subject to the risk that the income generated by their investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Funds or an Underlying Fund, resulting in a negative impact on the Funds’ performance and NAV. Any interest rate increases could cause the value of the Funds’ or Underlying Funds’ investments in debt instruments to decrease. Rising interest rates may prompt redemptions from a Fund or an Underlying Fund, which may force the Fund or Underlying Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

●

Investments in Underlying Funds Risk. A Fund’s investment in shares of Underlying Funds subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of such Underlying Fund, including authorized participant concentration risk, market maker risk, premium/ discount risk and trading issues risk. As a shareholder in another ETF, each Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses. Since each Fund invests in the Underlying Funds, each Fund’s investment performance and risks are likely to be directly related to those of their Underlying Funds. A Fund’s NAV will change with changes in the value of its Underlying Funds and other assets that such Fund holds. The shares of an Underlying Fund may trade at a premium or discount to the Underlying Fund’s NAV. Investors in a Fund will indirectly bear the expenses charged by the Underlying Funds, and an investment in the Fund may entail more expenses than a direct investment in an Underlying Fund.

●

Liquidity Risk. Certain securities held by the Funds may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, each such Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Funds may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. Because the Adviser will use a representative sampling indexing strategy, each Fund may not fully replicate its Underlying Index and may hold securities that are not included in its Underlying Index. As a result, each Fund is subject to the risk that the Adviser’s investment strategy, the implementation of which is subject to a number of constraints,

76

may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy may subject each Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Funds’ NAVs and market prices are based upon the market’s perception of value and are not necessarily an objective measure of an investment’s value. There is no assurance that any of the Funds will realize its investment objective, and an investment in any of the Funds is not, by itself, a complete or balanced investment program. You could lose money on your investment in any of the Funds, or any of the Funds could underperform other investments.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Funds cannot predict the impact, if any, of these changes to the Funds’ business, they could adversely affect the Funds’ business, financial condition, operating results and cash flows. Until the Funds know what policy changes are made and how those changes impact the Funds’ business and the business of the Funds’ competitors over the long term, the Funds will not know if, overall, the Funds will benefit from them or be negatively affected by them.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Funds cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Funds could be materially impacted by such events which may, in turn, negatively affect the value and performance the Funds.

Advancements in technology may also adversely impact markets and the overall performance of the Funds. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Funds.

●

New Fund Risk. The Funds are newly organized, diversified management investment companies with no operating history, other than the F/m 2Y Bond Fund, F/m 3Y Bond Fund, and F/m 10Y Bond Fund, each of which have a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that a Fund will grow to, or maintain, an economically viable size, in which case the Board of the Company may determine to liquidate any or all of the Funds. Like other new funds, large inflows and outflows may impact any of the Funds’ market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If any of the Funds fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.

77

●

Non-U.S. Issuers Risk. Each Fund may invest in securities of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by a Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Funds’ investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Funds’ investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Funds from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Funds from receiving payments otherwise due, increase diligence and other similar costs to the Funds, render valuation of affected investments challenging, or require the Funds to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Funds’ performance with respect to such investments, and thus the Funds’ performance as a whole.

●

Passive Investment Risk. The Funds are not actively managed and the Adviser will not sell shares of a security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from an Underlying Index or the selling of shares of that security is otherwise required upon a reconstitution of an Underlying Index as addressed in the Index methodology. The Funds invest in securities included in, or representative of securities included in, the Underlying Indices, regardless of their investment merits. Although each Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, the Adviser generally does not attempt to invest the Funds’ assets in defensive positions.

●

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and a Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping a Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of a Fund’s Share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.

●

Pricing Risk. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund Shares or receive less than the market value when selling Fund Shares

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be

78

revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Funds or Underlying Funds invest.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Funds’ portfolios will decline if and when the Fund reinvests the proceeds from the disposition of portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of a Fund’s Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by a Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). A Fund may enter these transactions when the Adviser expects the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.

Reverse repurchase agreements are a form of secured borrowing and subject a Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of a Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. A Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When a Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.

●

Sector Concentration Risk. To the extent the Funds invest more heavily in particular sectors of the economy, their performance will be especially sensitive to developments that significantly affect those sectors.

●

Banking Sector Risk. Banking Sector Risk is a principal risk of investing in each of the F/m 3Y Bond Fund, F/m 2Y Bond Fund, F/m 9-18M Bond Fund and F/m 6M Bond Fund. The banking sector can be adversely affected by legislation, regulation, competition, declines in economic conditions, corporate and consumer debt defaults, changing interest rates, and instability in the financial markets in general. Credit losses resulting from financial difficulties of borrowers can have a significant negative impact. Changes in legislation in past years may have tended to increase competition in the industry. The stability and profitability of this sector depends significantly upon the availability and cost of capital funds.

●

Financial Sector Risk. Financial Sector Risk is a principal risk of investing in the Funds. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

●

Health Care Sector Risk. Health Care Sector Risk is a principal risk of investing in the F/m 15+ Year Bond Fund. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete

79

due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

●

Utilities Sector Risk. Utilities Sector Risk is a principal risk of investing in each of the F/m 30Y Bond Fund, F/m 20Y Bond Fund and F/m 10Y Bond Fund The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

●

Securities Lending Risk. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund’s total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending a Fund’s portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral or from recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

●

Tracking Error Risk. The Funds may be subject to tracking error, which is the divergence of a Fund’s performance from that of its Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in a Fund’s portfolio and those included in the corresponding Underlying Index, pricing differences, transaction costs incurred by the a Fund, a Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the an Underlying Index or the costs to a Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a Fund incurs fees and expenses, while its Underlying Index does not.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to a Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. Each Fund may incur brokerage fees in connection with its purchase of ETF shares. When a Fund invests in an Underlying Fund, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Underlying Fund’s purchase and sale of the underlying securities, ETFs incur fees that are separate from those of a Fund. As a result, a Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, in addition to Fund expenses. The 1940 Act and the related rules and regulations adopted thereunder impose conditions on investment companies that invest in other investment companies. Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts subject to certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

80

●

Valuation Risk. The prices provided by the Funds’ pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Additional Information About Non-Principal Risks of the Funds. This section provides additional information regarding certain non-principal risks of investing in the Funds. The risks listed below could have a negative impact on any of the Funds’ performance and trading prices.

●

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares of a Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Funds’ Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy a Fund’s Shares (the “bid” price) and the price at which an investor is willing to sell a Fund’s Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for a Fund’s Shares based on trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund’s Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling a Fund’s Shares, including bid/ask spreads, frequent trading of a Fund’s Shares may significantly reduce investment results and an investment in a Fund’s Shares may not be advisable for investors who anticipate regularly making small investments.

●

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by an Underlying Fund, or by a special purpose or structured vehicle invested in by an Underlying Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed. Because certain Underlying Funds may enter into derivative agreements with a limited number of counterparties, this increases exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Underlying Fund, and as a result, the Underlying Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Underlying Fund, or the Underlying Fund may decide to change its leveraged investment objective. Counterparty risk may be heightened when there is significant volatility in the overall market.

●

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Funds’ Adviser or an affiliate of the Funds’ Adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund Shares or may invest in any of the Funds and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund Shares (to secure financing or otherwise), which may result in the Shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of any of the Funds would be maintained. Redemptions of a large number of Fund Shares by these shareholders may adversely affect a Fund’s liquidity and net assets. To the extent a Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the Shares of a Fund and may, therefore, have a material upward or downward effect on the market price of the Fund Shares. In addition, large purchases of Fund Shares may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

●

Legal and Regulatory Change Risk. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of any of the Funds’ investments and each Fund’s ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Funds could be substantial and adverse.

81

●

RIC Compliance Risk. Each of the Funds has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, a Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of that Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, that Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

Disclosure of Portfolio Holdings

The Funds’ entire portfolio holdings are publicly disseminated each day the Funds are open for business through the Funds’ website located at www.fminvest.com and may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

Management of the Funds

The Board of the Company, of which the Funds are each a series, is responsible for supervising the operations and affairs of the Funds. The Adviser is responsible for the daily management and administration of the Funds’ operations.

Investment Adviser

The investment adviser for each Fund is F/m Investments LLC (the “Adviser”). The Adviser is located at 3050 K Street NW, Suite 201, Washington, DC 20007. The Adviser is a majority owned subsidiary of F/m Managers Group, LP, which is a wholly owned subsidiary of 1251 Capital, Inc., a financial services holding company. Three officers of the Company own an indirect, minority interest in the Adviser.

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of each Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of investment advisory agreement between the Company and the Adviser (the “Advisory Agreement”). Under the terms of the Advisory Agreement, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.15% of each Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, acquired fund fees and expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

For the fiscal period ended August 31, 2025, the F/m 2Y Bond Fund, F/m 3Y Bond Fund, and F/m 10Y Bond Fund paid 0.15%, 0.15%, and 0.15% (expressed as a percentage of each Fund’s average net assets) to the Adviser for its services.

A discussion regarding the Board’s approval of the renewal of the Funds’ Advisory Agreement and the factors the Board considered with respect to its approval is available in the Funds’ annual report to shareholders dated August 31, 2025.

The Adviser’s Investment Management Team

John Han, Richard Scargill and Marcin Zdunek serve as each Fund’s portfolio managers and are jointly responsible for the portfolio management decisions for the Funds.

John Han

Mr. Han, CFA®, CPA® (inactive) is the Head of Leveraged Credit and Portfolio Manager of the Adviser. He is responsible for credit research and portfolio management of high yield strategies. He joined Oakhurst Capital Management, LLC (“Oakhurst”), an affiliated entity of the Adviser, in November 2020 when his prior firm, First Western Capital Management (“First Western”), was acquired. Prior thereto, Mr. Han was an investment professional and advisor at East West Bank, MidCap Financial, CIM Group and Houlihan Lokey. Mr. Han began his career in the structured finance advisory practice of KPMG. He received his bachelor’s from University of California, Los Angeles, graduating summa cum laude, and his master’s in accounting from the Kelley School of Business at Indiana University.

82

Richard Scargill

Mr. Scargill is Director of Fixed Income Strategies and Senior Portfolio Manager for the Adviser. Prior to joining the firm in 2002, Mr. Scargill was a Vice President and portfolio manager for Zurich Scudder Investments where he was responsible for managing over $5 billion in mutual fund and institutional taxable fixed income assets. Mr. Scargill was at Zurich Scudder Investments for 12 years. Mr. Scargill has more than 25 years of investment industry experience and over 20 years managing fixed income portfolios.

Marcin Zdunek

Mr. Zdunek is the Managing Director, Head of Capital Markets and Portfolio Manager at the Adviser and is responsible for all aspects of trading and trade support. He joined the Adviser in November 2020 when his prior firm, First Western, in 2007, was acquired. Prior to joining First Western, Mr. Zdunek was a Supervisor in Fixed Income and Equity Trading at AIG Global Investment Group. Mr. Zdunek’s prior positions included Senior Fixed Income Trade Support Specialist at Alliance Capital Management and a Fixed Income Associate/ Supervisor at Morgan Stanley.

The SAI provides additional information about the compensation of each portfolio manager, other accounts managed by them, and their ownership of Shares of the Funds.

83

How to Buy and Sell Shares

Each of the Funds issue and redeem its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from each Fund, and only APs may tender their Shares for redemption directly to each Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a participant agreement that has been agreed to by the Funds’ distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares of the F/m 2Y Bond Fund, F/m 3Y Bond Fund and F/m 10Y Bond Fund are listed for trading on the Nasdaq Exchange, and Shares of the other Funds listed in this Prospectus are intended be listed and traded on the Prospective Exchange. Shares can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling a Fund’s Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning a Fund’s Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Funds’ Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of a Fund’s Shares, you are not entitled to receive physical delivery of stock certificates or to have a Fund’s Shares registered in your name, and you are not considered a registered owner of a Fund’s Shares. Therefore, to exercise any right as an owner of a Fund’s Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of the Funds’ Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of each Fund’s Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, including an updated “intraday indicative value” (“IIV”) for each Fund’s Shares as calculated by an information provider or market data vendor. The Funds are neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of the Funds’ portfolios because the basket of Deposit Securities does not necessarily reflect the precise composition of the current portfolio of any Fund at a particular point in time. The IIV should not be viewed as a “real-time” update of each Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of the Funds’ Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by any of the Funds’ shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem any Fund’s Shares directly with a Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or loses. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by any of the Funds in effecting trades. In addition, the Funds reserve the right to reject any purchase order at any time.

84

Determination of Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for each Fund is calculated by dividing that Fund’s net assets by its Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates by the Valuation Designee (defined below), under guidelines established by the Board.

Fair Value Pricing

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Dividends, Distributions, and Taxes

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. Each Fund expects to declare and pay distributions, if any, monthly, however it may declare and pay distributions more or less frequently. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Fund at least annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own a Fund’s Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of that Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

Taxes

Each Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are “United States persons” (within the meaning of the Code) holding Shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares of a Fund is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell your Shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income (as discussed below). Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the

85

investments that generated them, rather than how long a shareholder has owned his or her Shares of a Fund. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long- term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares of a Fund.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both such Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by such Fund from U.S. corporations, provided holding period and other requirements are met by both such Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities, if any.

If a Fund were to retain any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Each Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of Shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares of a Fund). Income from U.S. treasury securities are generally exempt from state and local taxes. Tax-exempt interest income is not included in net investment income for purposes of the federal net investment tax. Distributions paid from any interest income that is not tax- exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your Shares.

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold

For federal income tax purposes, any gain or loss realized upon a sale of Shares of a Fund generally is treated as a capital gain or loss and as a long-term capital gain or loss if those Shares have been held for more than 12 months and as a short-term capital gain or loss if those Shares have been held for 12 months or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid or undistributed capital gains deemed paid with respect to such Shares of a Fund. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired (or the

86

shareholder enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Shares. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of Shares of a Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the Shares.

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

Properly reported distributions by a Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by a Fund in respect of such Fund’s “qualified net interest income” (i.e., such Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by a Fund in connection with such Fund’s “qualified short-term gains” (generally, the excess of such Fund’s net short-term capital gains over such Fund’s long-term capital losses for such tax year). However, depending on the circumstances, a Fund may report all, some or none of such Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

If a Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by such Fund on deemed capital gain distributions.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of Shares in a Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on Capital Gain Dividends from a Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from such Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Each Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

Backup Withholding

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares of a Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

87

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Company on behalf of each Fund has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Code, such Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of such Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of a Fund are acquired (or the AP enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind, which would generally not give rise to a taxable gain or loss for a Fund. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on a Fund’s distributions and sales of Shares of a Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of a Fund under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

Distribution

The Distributor, Quasar Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

88

Additional Considerations

Payments to Financial Intermediaries

The Adviser and its affiliates, out of their own resources and without additional cost to the Funds or their shareholders, may pay intermediaries, including affiliates of the Adviser, for the sale of Funds’ Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Shares of the Funds available to their customers generally and in investment programs. The Adviser and its affiliates may also reimburse expenses or make payments from their own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Funds.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares of any of the Funds, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund and other ETFs.

Premium/Discount Information

Information regarding how often each of the Fund’s Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available, free of charge, on the Funds’ website at www.fminvest.com.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Funds’ Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Funds are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the Funds’ Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

Additional Information

The Funds enter into contractual arrangements with various parties, including among others the Funds’ investment adviser, who provides services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

89

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase Shares of any of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

90

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the period of its operations. Certain information reflects financial results for a single Share. Total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial information for the period shown has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report for the fiscal year ended August 31, 2025, which is available upon request. The financial highlights tables on the following pages reflect selected per share data and ratios for a share outstanding of each Fund throughout the applicable period.

Financial highlights for the F/m 6M Bond Fund, F/m 9-18M Bond Fund, F/m 5Y Bond Fund, F/m 7Y Bond Fund, F/m 20Y Bond Fund, F/m 30Y Bond Fund, and F/m 15+ Year Bond Fund are not provided as such Funds had not commenced operations prior to the date of this Prospectus.

Contained below is per share operating performance data for shares outstanding, total investment return (loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements

F/m 2-Year Investment Grade Corporate Bond ETF

	YEAR ENDED August 31,	PERIOD ENDED August 31,
	2025	2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$50.63	$50.00
INVESTMENT OPERATIONS:
Net investment income(b)	2.30	1.60
Net realized and unrealized gain (loss) on investments(c)	0.26	0.35
Total from investment operations	2.56	1.95
LESS DISTRIBUTIONS FROM:
Net investment income	(2.08)	(1.32)
Return of capital	(0.23)	—
Total distributions	(2.31)	(1.32)
ETF transaction fees per share	0.00 (d)	—
Net asset value, end of period	$50.88	$50.63
TOTAL RETURN(e)(f)	5.21%	3.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$20,353	$10,125
Ratio of expenses to average net assets(g)	0.15%	0.15%
Ratio of net investment income (loss) to average net assets (g)	4.55%	4.99%
Portfolio turnover rate(e)(h)	35%	110%

(a)	Inception date of the Fund was January 10, 2024.

(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Amount represents less than $0.005 per share

(e)	Not annualized for periods less than one year.

(f)

Total investment return (loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(g)	Annualized for periods less than one year.

(h)	Portfolio turnover rate excludes in-kind transactions.

91

Contained below is per share operating performance data for shares outstanding, total investment return (loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

F/m 3-Year Investment Grade Corporate Bond ETF

	YEAR ENDED AUGUST 31,	PERIOD ENDED August 31,
	2025	2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$50.86	$50.00
INVESTMENT OPERATIONS:
Net investment income(b)	2.32	1.55
Net realized and unrealized gain (loss) on investments(c)	0.41	0.62
Total from investment operations	2.73	2.17
LESS DISTRIBUTIONS FROM:
Net investment income	(2.12)	(1.31)
Return of capital	(0.19)	—
Total distributions	(2.31)	(1.31)
ETF transaction fees per share	0.00 (d)	—
Net asset value, end of period	$51.28	$50.86
TOTAL RETURN(e)(f)	5.53%	4.41%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$36,919	$22,377
Ratio of expenses to average net assets(g)	0.15%	0.15%
Ratio of net investment income (loss) to average net assets (g)	4.58%	4.85%
Portfolio turnover rate(e)(h)	50%	86%

(a)	Inception date of the Fund was January 10, 2024.

(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Amount represents less than $0.005 per share.

(e)	Not annualized for periods less than one year.

(f)

Total investment return (loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(g)	Annualized for periods less than one year.

(h)	Portfolio turnover rate excludes in-kind transactions.

92

Contained below is per share operating performance data for shares outstanding, total investment return (loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

F/m 10-Year Investment Grade Corporate Bond ETF

	YEAR ENDED AUGUST 31,	PERIOD ENDED AUGUST 31,
	2025	2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$51.23	$50.00
INVESTMENT OPERATIONS:
Net investment income(b)	2.60	1.66
Net realized and unrealized gain (loss) on investments(c)	(0.25)	0.93
Total from investment operations	2.35	2.59
LESS DISTRIBUTIONS FROM:
Net investment income	(2.54)	(1.36)
Return of capital	(0.14)	—
Total distributions	(2.68)	(1.36)
ETF transaction fees per share	0.00 (d)	—
Net asset value, end of period	$50.90	$51.23
TOTAL RETURN(e)(f)	4.76%	5.32%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$28,503	$16,395
Ratio of expenses to average net assets(g)	0.15%	0.15%
Ratio of net investment income (loss) to average net assets (g)	5.19%	5.22%
Portfolio turnover rate(e)(h)	203%	131%

(a)	Inception date of the Fund was January 10, 2024.

(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Amount represents less than $0.005 per share.

(e)	Not annualized for periods less than one year.

(f)

Total investment return (loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(g)	Annualized for periods less than one year.

(h)	Portfolio turnover rate excludes in-kind transactions.

93

INVESTMENT ADVISER

F/m Investments LLC
3050 K Street NW, Suite 201
Washington, DC 20007

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

For More Information

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the Funds’ investments is included in the Funds’ annual and semiannual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its most recently completed fiscal year. The Funds’ annual reports and semi-annual reports to shareholders are available at the Funds’ website at www.fminvest.com or by calling 1-800-617-0004.

Statement of Additional Information

The SAI dated December 31, 2025, provides more details about each Fund and its policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semiannual and annual reports (when available). To obtain a free copy of the SAI, semiannual or annual reports or if you have questions about the Funds:

By Internet

Go to www.fminvest.com.

By Telephone

Call 1-800-617-0004 or your securities dealer.

From the SEC

Information about the Funds (including the SAI) and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-05518

FM-IGCB-25

F/m 6-Month Investment Grade Corporate Bond ETF

F/m 9-18 Month Investment Grade Corporate Bond ETF

F/m 2-Year Investment Grade Corporate Bond ETF | (Nasdaq: ZTWO)

F/m 3-Year Investment Grade Corporate Bond ETF | (Nasdaq: ZTRE)

F/m 5-Year Investment Grade Corporate Bond ETF

F/m 7-Year Investment Grade Corporate Bond ETF

F/m 10-Year Investment Grade Corporate Bond ETF | (Nasdaq: ZTEN)

F/m 20-Year Investment Grade Corporate Bond ETF

F/m 30-Year Investment Grade Corporate Bond ETF

F/m 15+ Year Investment Grade Corporate Bond ETF

Each a series of The RBB Fund, Inc.

 3050 K Street NW, Suite 201

Washington, DC 20007

Statement of Additional Information

 Dated December 31, 2025

The F/m 6-Month Investment Grade Corporate Bond ETF (“F/m 6M Bond Fund”), F/m 9-18 Month Investment Grade Corporate Bond ETF (“F/m 9-18M Bond Fund”), F/m 2-Year Investment Grade Corporate Bond ETF (“F/m 2Y Bond Fund”), F/m 3-Year Investment Grade Corporate Bond ETF (“F/m 3Y Bond Fund”), F/m 5-Year Investment Grade Corporate Bond ETF (“F/m 5Y Bond Fund”), F/m 7-Year Investment Grade Corporate Bond ETF (“F/m 7Y Bond Fund”), F/m 10-Year Investment Grade Corporate Bond ETF (“F/m 10Y Bond Fund”), F/m 20-Year Investment Grade Corporate Bond ETF (“F/m 20Y Bond Fund”), F/m 30-Year Investment Grade Corporate Bond ETF (“F/m 30Y Bond Fund”) and F/m 15+ Year Investment Grade Corporate Bond ETF (“F/m 15+ Year Bond Fund”) (each a “Fund” and together the “Funds”) are diversified series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

F/m Investments LLC serves as the investment adviser to each Fund.

Information about the Funds is set forth in the prospectus dated December 31, 2025 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Funds’ annual and semi-annual reports (when available), please call 800-617-0004. The financial statements and notes contained in the annual report for the fiscal year ended August 31, 2025 (the “Annual Report”). This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and the Company, and it should be read in conjunction with the Prospectus.

Fund History	1
Investment Policies and Practices	2
Investment Restrictions	13
Exchange Listing and Trading	15
Management of the Company	17
Code of Ethics	27
Principal Holders	28
Investment Advisory Agreement	28
Portfolio Managers	29
Underwriter	31
Purchase and Redemption of Creation Units	32
Portfolio Holdings Information	40
Determination of Net Asset Value	42
Dividends, Distributions, and Taxes	43
Portfolio Transactions and Brokerage	46
Securities Lending	47
Proxy Voting Procedures	48
Payments To Financial Intermediaries	49
Additional Information Concerning Company Shares	50
General Information	51
Financial Statements	53
Appendix A	A-1
Appendix B	B-1

FUND HISTORY

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988.  This SAI pertains to shares of the F/m 15+ Year Bond Fund, F/m 30Y Bond Fund, F/m 20Y Bond Fund, F/m 10Y Bond Fund, F/m 7Y Bond Fund, F/m 5Y Bond Fund, F/m 3Y Bond Fund, F/m 2Y Bond Fund, F/m 9-18M Bond Fund, and F/m 6M Bond Fund. F/m Investments LLC (the “Adviser”) serves as the investment adviser to each Fund.

The investment objective of each Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its corresponding benchmark index (“Underlying Index”):

Fund	Underlying Index
F/m 6M Bond Fund	Bloomberg US Liquid Corporate 6 Month Maturity Index
F/m 9-18M Bond Fund	Bloomberg US Liquid Corporate 9-18 Month Maturity Index
F/m 2Y Bond Fund	Bloomberg US Liquid Corporate 2 Year Maturity Index
F/m 3Y Bond Fund	Bloomberg US Liquid Corporate 3 Year Maturity Index
F/m 5Y Bond Fund	Bloomberg US Liquid Corporate 5 Year Maturity Index
F/m 7Y Bond Fund	Bloomberg US Liquid Corporate 7 Year Maturity Index
F/m 10Y Bond Fund	Bloomberg US Liquid Corporate 10 Year Maturity Index
F/m 20Y Bond Fund	Bloomberg US Liquid Corporate 20 Year Maturity Index
F/m 30Y Bond Fund	Bloomberg US Liquid Corporate 30 Year Maturity Index
F/m 15+ Year Bond Fund	Bloomberg US Liquid Corporate 15+ Year Maturity Index

Each Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit”).  Each Fund also generally offers and issues shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”).  The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the F/m 10Y Bond Fund, F/m 3Y Bond Fund and F/m 2Y Bond Fund are listed on The Nasdaq Stock Market, LLC (the “Nasdaq Exchange”) and the shares of the F/m 15+ Year Bond Fund, F/m 30Y Bond Fund, F/m 20Y Bond Fund, F/m 7Y Bond Fund, F/m 5Y Bond Fund, F/m 9-18M Bond Fund and F/m 6M Bond Fund are intended be listed on a national securities exchange that will be determined prior to the commencement of those Funds’ investment operations (the “Prospective Exchange,” and together with the “Nasdaq Exchange,” as applicable, the “Exchange”) and trade on the Exchange at market prices. These prices may differ from a Fund’s NAV.  The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.  Creation Units generally consist of 40,000 shares, though this may change from time to time.

1

Shares of a Fund may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below).  The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”).  In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.  The Funds may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

INVESTMENT POLICIES AND PRACTICES

The Funds’ investment objectives and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by the Funds as part of its non-principal investment strategy. The following information supplements, and should be read in conjunction with, the Prospectus.

With respect to the Funds’ investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, any of the Funds may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with that Fund’s objective.

There can be no guarantee that the Funds will achieve their investment objectives.  The Funds may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Funds’ Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and limitations.

Cash Equivalents and Short-Term Investments

The Funds may invest in cash, cash equivalents, and a variety of short-term instruments in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such instruments for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. During such periods, a Fund may not be able to achieve its investment objective.

2

Short-term instruments include obligations of the U.S. government or its agencies or instrumentalities (see “U.S. Government Securities” below) and, without limitation, the following:

(1) Certificates of Deposit. The Funds may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Funds’ 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

(2) Bankers’ Acceptances. The Funds may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(3) Repurchase Agreements. The Funds may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Funds to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to certain obligations. For the Funds, collateral may consist of any fixed income security which is an eligible investment for the Funds entering into the repurchase agreement. The Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Funds will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Funds are entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Funds could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

3

(4) Bank Time Deposits. The Funds may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(5) Eurodollar and Yankee Instruments. The Funds may invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

(6) Money Market Funds and Short-Term Debt Funds. The Funds may invest in money market funds. The Funds will each bear their proportionate share of the money market fund’s fees and expenses (see “Other Investment Companies” below). The Funds may hold securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less.

(7) Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements, which are transactions in which a Fund sells a security and simultaneously agrees to repurchase that security from the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

Reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities such Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. It is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Funds have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which a Fund may engage in derivative transactions could limit or prevent the Fund from using certain instruments.

4

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act (“Rule 22e-4” or the “Liquidity Rule”), a Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Company (“Board” and the members thereof, the “Directors”), certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the Securities Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which a Fund is carrying the investments. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, a Fund will be exposed to a greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

5

Inflation-Protected Securities

Each Fund may invest in inflation protected securities. Inflation-protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation-protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

6

While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation-protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

Lending Portfolio Securities

A Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of a Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. A Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. A Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice, or by the Company on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Company may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and a Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover a Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

When voting or consent rights that accompany loaned securities pass to the borrower, the Company will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. A Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities.

7

LIBOR Transition Risk

Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Funds and issuers of instruments in which the Funds invest may have also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

Other Investment Companies

Each Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and exchange-traded funds (“ETFs”) registered under the 1940 Act that invest primarily in Fund eligible investments (collectively, “Underlying Funds”). Under the 1940 Act, each Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of the Fund’s total assets in the aggregate. Each Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts subject to certain conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

The ETFs in which each Fund may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected.

8

If a Fund invests in other investment companies, the Fund’s shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with a Fund, but also with the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their NAVs. Shares acquired at a premium to their NAV may be more likely to subsequently decline in price, resulting in a loss to a Fund and its shareholders.

SOFR Risk

The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

9

U.S. Government Securities

Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;(c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero-coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. government securities markets and ultimately the Fund.

When-Issued and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of a Fund’s total assets that are subject to market risk, resulting in increased sensitivity of NAV to changes in market prices. A seller’s failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

10

When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, a Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Zero-Coupon and Step Coupon Securities

Each Fund may invest in zero-coupon and step coupon securities. Zero-coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero-coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the "Code").

Temporary Investments

During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. government securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. government securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. government securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

11

Portfolio Turnover

Portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. A higher portfolio turnover rate would result in higher brokerage costs to a Fund and could also result in the realization of larger amounts of capital gains, including short-term capital gains. Capital gains are generally taxable when distributed to shareholders, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. For the fiscal year ended August 31, 2025 and fiscal period ended August 31, 2024, the portfolio turnover rates for the Funds can be found below.

Funds	For the Fiscal Year Ended August 31, 2025	For the Fiscal Period Ended August 31, 2024(1)
F/m 2Y Bond Fund	35%	110%
F/m 3Y Bond Fund	50%	86%
F/m 10Y Bond Fund	203%	131%

(1)	The F/m 2Y Bond Fund, F/m 3Y Bond Fund, and F/m 10Y Bond Fund commenced operations as of January 10, 2024.

The F/m 6M Bond Fund, F/m 9-18M Bond Fund, F/m 5Y Bond Fund, F/m 7Y Bond Fund, F/m 20Y Bond Fund, F/m 30Y Bond Fund, and F/m 15+ Year Bond Fund had not commenced operations as of the fiscal year ended August 31, 2025.

Cyber Security Risk

A Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting a Fund, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact a Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value. While each Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, a Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to a Fund and the Adviser.

12

RIC Compliance Risk

Each of the Funds has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, a Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of that Fund's taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, that Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Company has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of that Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

13

1	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that a Fund will concentrate to approximately the same extent as its respective Underlying Index concentrates in the securities of such particular industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
3	Make loans, except to the extent permitted under the 1940 Act.
4	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.
5	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.
6	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
7	With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

For the purposes of the restriction in Section 1, industry classifications are determined for the Funds in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard (GICS). The Funds may use other classification titles, standards and systems from time to time, as they determine to be in the best interests of shareholders. These classifications are not fundamental policies of the Funds. The Funds may invest in Underlying Funds or ETFs that may concentrate their assets in one or more industries. Each Fund will consider the investments of the Underlying Funds and ETFs in which it invests in determining compliance with this fundamental restriction.

Group of related industries is defined as three or more industries based on the Adviser’s classification for the purpose of this section.

14

Non-Fundamental Policies

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

1.    Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously. If the percentage of the Fund’s net assets invested in illiquid investments exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid investments as soon as reasonably practicable, in a manner consistent with prudent management and the interests of the Fund.

EXCHANGE LISTING AND TRADING

Shares of the F/m 10Y Bond Fund, F/m 3Y Bond Fund and F/m 2Y Bond Fund are listed on The Nasdaq Stock Market, LLC (the “Nasdaq Exchange”) and Shares of the F/m 6M Bond Fund, F/m 9-18M Bond Fund, F/m 5Y Bond Fund, F/m 7Y Bond Fund, F/m 20Y Bond Fund, F/m 30Y Bond Fund and F/m 15+ Year Bond Fund are intended be listed on a national securities exchange that will be determined prior to the commencement of those Funds’ investment operations (the “Prospective Exchange,” and together with the “Nasdaq Exchange,” as applicable, the “Exchange”).

There can be no assurance that a Fund will meet or continue to meet the requirements of the Exchange necessary to maintain the listing of shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the shares of a Fund under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding (a) the description of the Fund; (b) limitations on a Fund’s portfolio holdings or reference assets; (c) dissemination and availability of the intraday indicative values; or (d) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if, following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of shares of the Fund; (iv) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares from listing and trading upon termination of a Fund.

The Company reserves the right to adjust the price levels of its shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

15

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

To provide additional information regarding the indicative value of shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, including an updated “intraday indicative value” (“IIV”) for each Fund as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

16

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

17

Directors, Advisory Board Members, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.

18

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126

Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A

19

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

20

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

21

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

22

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Funds and in all of the portfolios of the Company and The RBB Fund Trust (the “Fund Complex”) (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTORS
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

Directors’, Advisory Board Members’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pays each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

23

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $1,060,000 in the aggregate from all series of the Fund Complex, and received the following amounts form the Funds for its services provided.

24

Fund	Compensation Paid to Vigilant Compliance, LLC for the Fiscal Year Ended August 31, 2025
F/m 2Y Bond Fund	$10,765
F/m 3Y Bond Fund	$12,059
F/m 10Y Bond Fund	$4,819

The F/m 6M Bond Fund, F/m 9-18M Bond Fund, F/m 5Y Bond Fund, F/m 7Y Bond Fund, F/m 20Y Bond Fund, F/m 30Y Bond Fund and F/m 15+ Year Bond Fund had not commenced operations as of the fiscal year ended August 31, 2025.

For the fiscal year ended August 31, 2025, each of the following Directors and officers received compensation from the Fund Complex in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$1,534	N/A	N/A	$406,250
Lisa A. Dolly, Director	$1,403	N/A	N/A	$363,750
Nicholas A. Giordano, Director	$1,420	N/A	N/A	$369,250
Arnold M. Reichman, Director and Chair	$1,826	N/A	N/A	$476,750
Robert A. Straniere, Director(1)	$0	N/A	N/A	$101,250
Martha A. Tirinnanzi, Director	$1,289	N/A	N/A	$336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$1,814	N/A	N/A	$466,750
Brian T. Shea, Director	$1,459	N/A	N/A	$380,500
Disinterested Advisory Board Members
Eugene Podsiadlo(2)	$0	N/A	N/A	$0
Officers:
Steven Plump, President	$926	N/A	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$1,190	N/A	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$948	N/A	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$436	N/A	N/A	$200,000

(1)	Mr. Straniere retired from his role as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

The F/m 6M Bond Fund, F/m 9-18M Bond Fund, F/m 5Y Bond Fund, F/m 7Y Bond Fund, F/m 20Y Bond Fund, F/m 30Y Bond Fund and F/m 15+ Year Bond Fund had not commenced operations as of the fiscal year ended August 31, 2025.

For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from each of the Funds in the following amounts:

25

Name of Director/Officer	F/m 2Y Bond Fund	F/m 3Y Bond Fund	F/m 10Y Bond Fund
Independent Directors:
Gregory P. Chandler, Director	$471	$498	$565
Lisa A. Dolly, Director	$424	$448	$531
Nicholas A. Giordano, Director	$429	$456	$535
Arnold M. Reichman, Director and Chair	$549	$580	$697
Robert A. Straniere, Director(1)	$0	$0	$0
Martha A. Tirinnanzi, Director	$398	$423	$468
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$558	$589	$667
Brian T. Shea, Director	$455	$480	$524
Disinterested Advisory Board Members:
Eugene Podsiadlo(2)	$0	$0	$0
Officers:
Steven Plump, President	$276	$414	$236
James G. Shaw, Chief Financial Officer, Chief Operating Officer, and Secretary	$355	$532	$303
Craig Urciuoli, Director of Marketing & Business Development	$283	$424	$241
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$130	$195	$111

(1)	Mr. Straniere retired from his role as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

The F/m 6M Bond Fund, F/m 9-18M Bond Fund, F/m 5Y Bond Fund, F/m 7Y Bond Fund, F/m 20Y Bond Fund, F/m 30Y Bond Fund and F/m 15+ Year Bond Fund had not commenced operations as of the fiscal year ended August 31, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

26

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Trusee Emeritus	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Julian Brodsky	$454	N/A	N/A	$106,250
Robert Straniere	$0	N/A	N/A	$84,375

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation from each of the Funds for their roles as a Director Emeritus in the following amounts:

Name of Director Emeritus	F/m 2Y Bond Fund	F/m 3Y Bond Fund	F/m 10Y Bond Fund
Julian Brodsky	$123	$130	$201
Robert A. Straniere	$0	$0	$0

CODE OF ETHICS

The Company, the Adviser, and Quasar Distributors, LLC (the “Distributor”), have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Funds, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Funds’ investment activities.

27

PRINCIPAL HOLDERS

Any person owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Principal holders are persons who own 5% or more of the outstanding shares of a Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of December 1, 2025, the Company does not have information regarding the record or beneficial ownership of shares of each Fund held in the names of DTC participants, as DTC has not provided the Company with access to such information.

As of December 1, 2025, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement

The Adviser is a Delaware limited liability company with offices at 3050 K Street NW, Suite 201, Washington, DC 20007. The Adviser is a majority owned subsidiary of F/m Managers Group, LP, which is a wholly owned subsidiary of 1251 Capital Inc., a financial services holding company. Three officers of the Company own an indirect, minority interest in the Adviser.

The Adviser provides investment advisory services to each Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of each Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Adviser manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board. The Adviser provides such additional administrative services as the Company may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Company.

Pursuant to the terms of the Advisory Agreement, in consideration of the services provided by the Adviser, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.15% of the Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of each Fund, including transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, acquired fund fees and expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

28

For the fiscal year ending August 31, 2025, the Funds paid the following advisory fees, including waivers and reimbursements, to the Adviser (as applicable):

For the Fiscal Year Ended August 31, 2025	Advisory Fees (before waivers and reimbursements)	Waivers	Reimbursements
F/m 2Y Bond Fund	$149,638	$0	$0
F/m 3Y Bond Fund	$169,091	$0	$0
F/m 10Y Bond Fund	$73,824	$0	$0
For the Fiscal Period Ended August 31, 2024(1)	Advisory Fees (before waivers and reimbursements)	Waivers	Reimbursements
F/m 2Y Bond Fund	$9,200	$0	$0
F/m 3Y Bond Fund	$16,566	$0	$0
F/m 10Y Bond Fund	$13,424	$0	$0

(1)	The F/m 2Y Bond Fund, F/m 3Y Bond Fund, and F/m 10Y Bond Fund commenced operations on January 10, 2024.

The F/m 6M Bond Fund, F/m 9-18M Bond Fund, F/m 5Y Bond Fund, F/m 7Y Bond Fund, F/m 20Y Bond Fund, F/m 30Y Bond Fund and F/m 15+ Year Bond Fund had not commenced operations as of the fiscal year ended August 31, 2025.

PORTFOLIO MANAGERS

John Han, Richard Scargill, and Marcin Zdunek are the portfolio managers responsible for investment-related services provided to the Funds. The following table provides information regarding accounts managed by each portfolio manager as of August 31, 2025.

29

Portfolio Manager; Other Accounts	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets	Number	Assets
John Han
Registered Investment Companies	6	$211 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$17 million	0	$0

Richard Scargill
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	409	$3.5 billion	0	$0

Marcin Zdunek
Registered Investment Companies	14	$8 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Compensation

The compensation structure for the portfolio managers is based upon a fixed salary, as well as a discretionary bonus determined by the management of the Adviser. Salaries are determined by management and are based on an individual’s position and overall value to the firm. Bonuses are also determined by management and are based on the individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses are not based upon criteria such as the performance of the Funds or the value of assets included in the Funds’ portfolio.

Material Conflicts of Interest

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated. In accordance with the Adviser’s trade rotation policy, there will be cases where a Fund will trade after other accounts.

30

Ownership of Fund Shares by the Portfolio Managers

Portfolio Managers Ownership in the Funds. As of August 31, 2025, each portfolio manager that retained decision making authority over a Fund’s management beneficially owned the following dollar range of shares of such Fund (Dollar Ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, and Over $1,000,000):

Funds	John Han	Richard Scargill	Marcin Zdunek
F/m 2Y Bond Fund	None	None	None
F/m 3Y Bond Fund	None	None	None
F/m 10Y Bond Fund	None	None	None

The F/m 6M Bond Fund, F/m 9-18M Bond Fund, F/m 5Y Bond Fund, F/m 7Y Bond Fund, F/m 20Y Bond Fund, F/m 30Y Bond Fund and F/m 15+ Year Bond Fund had not commenced operations as of the fiscal year ended August 31, 2025.

UNDERWRITER

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), located at 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as each Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 40,000 shares. The Distributor will not distribute shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

31

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of a Fund, on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined under the 1940 Act) of the Company, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Company issues and sells shares of a Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below).  The NAV of the Fund’s shares is calculated each Business Day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. A Fund will not issue fractional Creation Units. A Business Day is any day on which the NYSE is open for business.

FUND DEPOSIT.  The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication of a Fund and a Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security.  When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.  These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund.  The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable.  If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount.  If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component.  The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable.  Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

32

Each Fund, through the National Securities Clearing Corporation ("NSCC"), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund.  Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objectives of a Fund.

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

CASH PURCHASE METHOD.  The Company may at its discretion permit full or partial cash purchases of Creation Units of a Fund in instances permitted by the exemptive relief the Adviser is relying on in offering a Fund.  When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof.  In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS.  To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant.  In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units.  Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes.  The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

33

All orders to purchase shares directly from a Fund must be placed for one or more Creation Units in the manner set forth and by the time(s) designated in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required).  Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement.  In such cases there may be additional charges to such investor.  At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Aps may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day.  In addition, if a market or markets on which a Fund’s investments are primarily traded is closed on any day, a Fund will not accept orders on such day.  Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook.  With respect to each Fund, the Distributor will notify the Custodian of such order.  The Custodian will then provide such information to the appropriate local sub-custodian(s).  Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed.  Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents.  With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company.  Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian.  The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date.  All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding.  The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date.  If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled.  Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of a Fund.

34

The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern Time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern Time on the Settlement Date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, the Prospectus and SAI are properly followed.

ISSUANCE OF A CREATION UNIT.  Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to a Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below.  In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account.  An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities.  The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time.  Aps will be liable to the Company for the costs incurred by the Company in connection with any such purchases.  These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases.  The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company.  In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by a Fund, and Non- Standard Charges may also apply.  The delivery of Creation Units so created generally will occur no later than the Settlement Date.

35

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

CREATION TRANSACTION FEE.  A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction.  A Fund may adjust the creation transaction fee from time to time based upon actual experience.  In addition, a Fund may impose a Non-Standard Charge of up to 2.00% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for a Fund.  A Fund may adjust the Non-Standard Charge from time to time based upon actual experience.  Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges.  Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company.  The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.  The standard Creation Transaction Fee for a Fund is $500.

RISKS OF PURCHASING CREATION UNITS.  There are certain legal risks unique to investors purchasing Creation Units directly from a Fund.  Because a Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time.  Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act.  For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares.  Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

36

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with a Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day.  EXCEPT UPON LIQUIDATION OF A FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS.  Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Company.  There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.  Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and share quantities of a Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”).  Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company.  With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges.  If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder.  Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

37

CASH REDEMPTION METHOD.  Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of a Fund, when full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof.  In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. A Fund may incur costs such as brokerage costs or taxable gains or losses that a Fund might not have incurred if the redemption had been made in-kind. These costs may decrease a Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if a Fund had effected redemptions wholly on an in-kind basis.

REDEMPTION TRANSACTION FEES.  A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction.  The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request.  A Fund may adjust the redemption transaction fee from time to time based upon actual experience.  In addition, a Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for a Fund.  Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges.  Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company.  The Non-Standard Charges are payable to a Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs.  The standard Redemption Transaction Fee for a Fund is $500.

PROCEDURES FOR REDEMPTION OF CREATION UNITS.  Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement.  A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement.  If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

38

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement.  Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement.  Investors making a redemption request should be aware that such request must be in the form specified by such AP.  Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES.  In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash.  In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit.  In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities).  A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

39

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.  An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash.  The AP may request the redeeming investor of the shares to enter into agreements with respect to such matters as compensating cash payment.  Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.  An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of a Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of each Fund, a policy relating to the selective disclosure of a Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of the Fund’s shareholders. The policies relating to the disclosure of a Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to a Fund’s operation without compromising the integrity or performance of a Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose a Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

40

A Fund’s entire portfolio holdings will be publicly disseminated each business day and may be available through financial reporting and news services including publicly available internet websites.

The Company may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; Fund Services, the administrator, accounting agent and transfer agent; Cohen & Company, Ltd., the Funds’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Funds’ proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and, (ii) financial consultants to assist them in determining the suitability of a Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of a Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the CCO as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to a Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

41

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Funds’ Prospectus titled “HOW TO BUY AND SELL SHARES.”

NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day.

NAV per share is computed by dividing the value of a Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of that Fund’s shares outstanding. In computing NAV, securities are valued at market value as of the applicable NAV determination time. The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”). If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Valuation Designee determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by a Fund. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation.

42

The values of securities held by the Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by a Fund or its liabilities, such securities and liabilities will be valued at fair value by the Funds’ Valuation Designee in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect a Fund and its shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Company each fiscal year to distribute substantially all of a Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of a Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

Dividend Reinvestment Service

The Funds will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by a Fund at NAV. Distributions reinvested in additional shares of a Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

43

Taxes – General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of the Prospectus and this SAI, respectively. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which such Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which such Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (1) any one issuer, (2) two or more issuers that such Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough and such Fund does not satisfy the 90% distribution requirement described above, such Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions (including distributions of capital gains) to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of a Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

44

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Each Fund's hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and a Fund's status as a regulated investment company. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Each Fund's investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, such Fund's yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by such Fund.

Loss Carryforwards

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years.

As of August 31, 2025, the F/m 2Y Bond Fund, F/m 3Y Bond Fund, and F/m 10Y Bond Fund had unexpiring short-term losses of $17,028, $113,820, and $588,378, respectively.

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

45

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The Adviser may serve as an investment adviser to other clients, including private investment companies, and the Adviser may in the future act as an investment adviser to other registered investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Funds and others whose assets are managed by the Adviser in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Funds.

The policy of the Funds regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds’ policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Funds’ policies, the Adviser, through a brokerage or an outsourced trading desk, conducts trades on behalf of the Funds and effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services to the Adviser and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Company directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

46

For the fiscal period ended August 31, 2025, the Funds paid the following brokerage fees:

Fiscal Period/Year Ended(1)	Paid Brokerage Fees
F/m 2Y Bond Fund
August 31, 2025	$0
August 31, 2024	$0
F/m 3Y Bond Fund
August 31, 2025	$0
August 31, 2024	$0
F/m 10Y Bond Fund
August 31, 2025	$0
August 31, 2024	$0

(1)	The F/m 2Y Bond Fund, F/m 3Y Bond Fund, and F/m 10Y Bond Fund commenced operations on January 10, 2024

The F/m 6M Bond Fund, F/m 9-18M Bond Fund, F/m 5Y Bond Fund, F/m 7Y Bond Fund, F/m 20Y Bond Fund, F/m 30Y Bond Fund and F/m 15+ Year Bond Fund had not commenced operations as of the fiscal year ended August 31, 2025.

The Funds did not own securities of their regular broker-dealers as of the fiscal year ended August 31, 2025.

The Funds did not direct a portion of their brokerage transactions to brokers for research services provided during the fiscal year ended August 31, 2025.

SECURITIES LENDING

U.S. Bank National Association (“U.S. Bank, N.A.”) serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a Securities Lending Agency Agreement entered into between the Funds and U.S. Bank, N.A..

As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from the Funds’ portfolio. U.S. Bank, N.A. is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines.

47

U.S. Bank, N.A. receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

The table below sets forth, for each Fund’s most recently completed fiscal year, the Fund’s gross income received from securities lending activities with the securities lending agent, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities.

For the Fiscal Year Ended August 31, 2025	F/m 2Y Bond Fund	F/m 3Y Bond Fund	F/m 10Y Bond Fund
Gross income from securities lending activities:	$75,081	$174,002	$127,112
Fees paid to securities lending agent from a revenue split:	$1,150	$2,787	$1,886
Fees paid for any cash collateral management service that are not included in the revenue split:	$501	$1,157	$839
Administrative fees not included in revenue split:	$0	$0	$0
Indemnification fee not included in revenue split:	$0	$0	$0
Rebates (paid to borrower):	$68,287	$158,916	$116,843
Other fees not included in revenue split:	$0	$0	$0
Aggregate fees/compensation for securities lending activities:	$70,478	$162,859	$119,568
Net income from securities lending activities:	$4,603	$11,142	$7,544

The F/m 6M Bond Fund, F/m 9-18M Bond Fund, F/m 5Y Bond Fund, F/m 7Y Bond Fund, F/m 20Y Bond Fund, F/m 30Y Bond Fund and F/m 15+ Year Bond Fund had not commenced operations as of the fiscal year ended August 31, 2025.

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds to the Adviser, subject to the Board’s continuing oversight.

Policies of the Adviser

The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Adviser. The Adviser’s proxy voting policies and procedures are set forth in Appendix B.

48

Each Fund may invest its assets in debt securities, which generally do not issue proxies. However, a Fund may also invest in other types of securities that may issue proxies.

More Information

The Company is required to disclose annually the Funds’ complete proxy voting record on Form N-PX.  The Funds’ proxy voting record for the most recent 12-month period ended June 30th will be available upon request by calling 1-800-617-0004. The Funds’ Form N-PX will also be available on the SEC’s website at www.sec.gov.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with a Fund, its service providers or their respective affiliates, as incentives to help market and promote a Fund and/or in recognition of its distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to a Fund, the Distributor or shareholders of a Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about a Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

49

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each Share that represents an interest in each Fund has an equal proportionate interest in the assets belonging to that Fund with each other Share that represents an interest in that Fund, even where a Share has a different class designation than another Share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws (the “By-Laws”) provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

50

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Charter and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

GENERAL INFORMATION

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm of the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co. Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and dividend disbursing agent.

51

Custodian

U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) of the Funds’ assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Custodian and the Administrator are affiliates.

For the fiscal year ended August 31, 2025 and fiscal period ended August 31, 2024, Fund Services received certain administration and accounting fees as follows:

For the Fiscal Year Ended August 31, 2025	Administration and Accounting Fees Paid (before waivers and reimbursements)	Waivers	Reimbursement
F/m 2Y Bond Fund	$32,830	$0	$0
F/m 3Y Bond Fund	$42,277	$0	$0
F/m 10Y Bond Fund	$22,882	$0	$0

For the Fiscal Period Ended August 31, 2024(1)	Administration and Accounting Fees Paid (before waivers and reimbursements)	Waivers	Reimbursement
F/m 2Y Bond Fund	$20,641	$0	$0
F/m 3Y Bond Fund	$25,588	$0	$0
F/m 10Y Bond Fund	$16,431	$0	$0

(1)	The F/m 2Y Bond Fund, F/m 3Y Bond Fund, and F/m 10Y Bond Fund commenced operations as of January 10, 2024

The F/m 6M Bond Fund, F/m 9-18M Bond Fund, F/m 5Y Bond Fund, F/m 7Y Bond Fund, F/m 20Y Bond Fund, F/m 30Y Bond Fund and F/m 15+ Year Bond Fund had not commenced operations as of the fiscal year ended August 31, 2025.

52

Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights, and notes thereto in the Funds’ annual report on Form N-CSR to shareholders for the fiscal year ended August 31, 2025 (the “Annual Report”) have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report thereon also appears in the Annual Report, which is incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by calling the telephone number appearing on the front page of this SAI. The F/m 6M Bond Fund, F/m 9-18M Bond Fund, F/m 5Y Bond Fund, F/m 7Y Bond Fund, F/m 20Y Bond Fund, F/m 30Y Bond Fund and F/m 15+ Year Bond Fund had not commenced operations as of the fiscal year ended August 31, 2025.

53

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

A-1

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

A-2

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar® DBRS Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

A-3

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-4

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

A-5

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

A-6

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

A-7

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

A-8

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●        Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●        Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

A-9

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

A-10

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-11

APPENDIX B

F/m Investments LLC (“FMI”) may vote proxies for certain advisory clients if that responsibility is specifically accepted by FMI in the advisory agreement between FMI and the client. Regardless, a client always has the right to vote their own proxies. A client can exercise this right by instructing FMI in writing to not vote proxies in the client’s account. In addition, where FMI has proxy voting authority but a client desires to direct FMI on how to vote a particular proxy, clients should contact FMI at the address below.

If the client agreement is entered into by a trustee or other fiduciary on behalf of an employee retirement income plan subject to the Employee Retirement Income Security Act (“ERISA”), including a person meeting the definition of “fiduciary” under ERISA, the trustee or other fiduciary generally retains the right and obligation to vote proxies. In such cases, FMI is generally precluded from voting proxies for the plan.

FMI’s proxy voting procedures provide that FMI vote proxies in its clients’ interests, and that if it identifies a material conflict of interest between FMI and the client, FMI will vote based upon the recommendation of an independent third party. In certain circumstances, in accordance with an investment advisory contract, or other written directive, or if FMI has determined that it is in the client’s best interest, FMI may refrain from voting proxies.

Upon written request, a client will be provided with FMI’s proxy voting policies and procedures. Clients may also request, in writing, copies of records regarding how FMI voted their securities. Written requests must be addressed to Chief Compliance Officer, 3050 K Street NW, Suite 201, Washington DC 20007.

B-1

PROSPECTUS

December 31, 2025

F/m Compoundr High Yield Bond ETF (CPHY)

F/m Compoundr U.S. Treasury 10-Year Note ETF (CPX)

F/m Compoundr U.S. Aggregate Bond ETF (CPAG)

Each a series of The RBB Fund, Inc.

3050 K Street NW, Suite 201
Washington, DC 20007

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Sections	1
F/m Compoundr High Yield Bond ETF	1
F/m Compoundr U.S. Treasury 10-Year Note ETF	11
F/m Compoundr U.S. Aggregate Bond ETF	21
Additional Information about the Funds	32
Management of the Funds	48
How to Buy and Sell Shares	49
Dividends, Distributions, and Taxes	51
Distribution	54
Additional Considerations	54
Financial Highlights	56
For More Information	62

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the F/m Compoundr High Yield Bond ETF, the F/m Compoundr U.S. Treasury 10-Year Note ETF, and/or the F/m Compoundr U.S. Aggregate Bond ETF (each a “Fund” and together the “Funds”) or The RBB Fund, Inc. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

SUMMARY SECTION – F/m Compoundr High Yield Bond ETF (CPHY)

Investment Objective

The investment objective of the F/m Compoundr High Yield Bond ETF (the “F/m Compoundr High Yield Fund” or the “Fund”) is to seek investment results, that correspond (before fees and expenses) generally to the Nasdaq Compoundr High-Yield Corporate Bond™ (NCPHY™) Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the F/m Compoundr High Yield Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.49%
Distribution (12b-1) Fees	None
Acquired Fund Fees and Expenses(1)	0.01%
Other Expenses	None
Total Annual Fund Operating Expenses	0.50%
Fee Waivers and/or Expense Reimbursements(2)	-0.24%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	0.26%

(1)

“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude AFFE.

(2)

F/m Investments LLC (the “Adviser”) has contractually agreed to waive and/or reimburse certain fees and expenses so that the total annual fund operating expenses (excluding AFFE, brokerage commissions, extraordinary items, interest or taxes) is limited to 0.25% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2026, and may not be terminated prior to that date without the approval of the Board of Directors of The RBB Fund, Inc.

Example

This Example is intended to help you compare the cost of investing in the F/m Compoundr High Yield Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$136	$256	$605

Portfolio Turnover

The F/m Compoundr High Yield Fund and the underlying funds in which the Fund invests pays transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate for the Fund or its underlying funds may indicate higher transaction costs and may result in the Fund or its underlying funds incurring increased expenses and/or higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year-to-year, as well as within a year. During the period from August 11, 2025 (the date on which the Fund commenced investment operations) through August 31, 2025, the portfolio turnover rate of the Fund was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, which leads to the 0% portfolio turnover rate reported above. If those instruments were included in the calculation, the Fund would have a high portfolio turnover rate.

1

Principal Investment Strategies

The F/m Compoundr High Yield Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Nasdaq Compoundr High-Yield Corporate Bond™ Index (NCPHY™) (the “Underlying Index”), which is designed to offer exposure consistent with the total return of high-yield corporate bonds, without receiving and reinvesting dividend income, by investing in ETFs. The Fund is a “fund of funds,” meaning that it primarily invests its assets in the shares of affiliated and unaffiliated underlying funds that are registered under the Investment Company Act of 1940, more specifically, underlying ETFs (each an “Underlying Fund” and together, the “Underlying Funds”) rather than in securities of individual companies.

Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in Underlying Funds that invest primarily in high-yield bonds. For purposes of this policy, “high-yield bonds” are defined as publicly-issued U.S. dollar denominated, non-investment grade, fixed-rate taxable corporate bonds, regardless of optionality, and are rated as “high yield” with a middle rating of Moody’s® Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Standard & Poor’s® Financial Services LLC (“S&P”) of Ba1/BB+/BB+ or below, respectively.

The Fund seeks to avoid receiving and reinvesting dividend income by temporarily rotating into similar ETFs on the ex-dividend date of each Underlying Fund in order to avoid receiving a dividend distribution. To achieve the rotation, the Fund effects in-kind creation and redemption transactions, which the Adviser does not expect to have tax implications beyond those ordinarily associated with in-kind transactions.

The Adviser generally intends to use a replication methodology, meaning it will seek to invest in all of the Underlying Funds comprising the Underlying Index in proportion to their weightings in the Underlying Index. Under certain circumstances, the Adviser may use a representative sampling strategy, such as when it may not be possible or practicable to fully implement a replication strategy. In such case, the Fund would invest in a representative sampling of ETFs that are not included in the Underlying Index but collectively have an investment profile similar to the Underlying Index or in a representative sample of the component ETFs of the Underlying Index. To the extent the Fund uses a representative sampling strategy, it may not track the Underlying Index with the same degree of accuracy as an investment vehicle replicating the entire Underlying Index.

In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index in order to gain exposure to the high-yield fixed income market, cash and cash equivalents and/or money market instruments, such as repurchase agreements and money market funds.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

The Underlying Index

The Underlying Index was incepted on July 16, 2025 and is developed and owned by Compoundr, LLC (the “Index Provider”). The Index Provider has retained Nasdaq, Inc. (the “Index Calculator”) to calculate and maintain the Underlying Index. The Index Calculator may, from time-to-time, exercise reasonable discretion as it deems appropriate in order to maintain the integrity of the Underlying Index. The Underlying Index is an equal-weighted index consisting of one to two high-yield corporate bond ETFs (each a “Core Security” and together, the “Core Securities”) the majority of the time, but will temporarily rotate into similar ETFs (each a “Substitute Security” and together, the “Substitute Securities”) on the ex-dividend date of each Core Security in order to avoid receiving a dividend distribution. In composing the Underlying Index, the Index Provider selects Underlying Funds that are: (i) categorized as fixed income; (ii) listed on a U.S. exchange for at least three months; and (iii) have a daily traded value of at least $1 Million (USD). In order to qualify as a Substitute Security, an ETF must not have an upcoming ex-dividend date that overlaps with the Core Security and must meet the same eligibility criteria as the Core Security.

2

The Underlying Index follows an ad-hoc rebalancing schedule based on the ex-dividend dates of each of the Core Securities. The scheduled rebalance dates will generally be known at the beginning of each year, but are subject to change. A two-day rebalance will take place around each Core Security’s ex-dividend date. On the day prior to the Core Security’s ex-dividend date, the Index Provider will select a Substitute Security to be held for the Core Security’s ex-date. On the following day, the Index Provider will return the Underlying Index to the applicable Core Security. The Underlying Index is reconstituted on the last trading day prior to each ad-hoc reconstitution.

Additional information regarding the Underlying Index, including its value, is available at: https://indexes.nasdaqomx.com/docs/Methodology_CompoundrFamily.pdf.

The Fund is not sponsored, endorsed, sold or promoted by Compoundr LLC or any of its respective affiliates (collectively, “Compoundr”). Compoundr makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or in the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed and calculated by Compoundr without regard to the Adviser or the Fund. Compoundr has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Compoundr is not responsible for, and has not participated in, the determination of the price and amount of Shares of the Fund, or the timing of the issuance or sale of Shares of the Fund, or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered, or redeemed, as the case may be. Compoundr has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. Compoundr LLC is not an investment adviser. Inclusion of a security within the Underlying Index is not a recommendation by Compoundr to buy, sell, or hold such security, nor is it considered to be investment advice.

Compoundr does not guarantee the adequacy, accuracy, timeliness and/or the completeness of the Underlying Index or any data related thereto, or any communication, including, but not limited to, oral or written communications (including electronic communications), with respect thereto. Compoundr shall not be subject to any damages or liability for any errors, omissions, or delays therein. Compoundr makes no express or implied warranties, and expressly disclaims all warranties, of merchantability, or fitness for a particular purpose, or use, or as to results to be obtained by the Adviser, owners of the Fund, or any other person or entity from the use of the Underlying Index or with respect to any data related thereto. Without limiting any of the foregoing, in no event whatsoever shall Compoundr be liable for any indirect, special, incidental, punitive, or consequential damages, including, but not limited to, loss of profits, trading losses, lost time, or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability, or otherwise. There are no third-party beneficiaries of any agreements or arrangements between Compoundr and the Adviser, other than the licensors of the Underlying Index. THESE DISCLAIMERS ARE NOT STATEMENTS OF LAW.

The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Underlying Index to track general stock market performance. The Corporations’ only relationship to the Adviser (“Licensee”) is in the licensing of the Nasdaq® mark and certain trade names of the Corporations and the use of the Underlying Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Shares of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Underlying Index or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Fund, or any other person or entity from the use of the Underlying Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages. THESE DISCLAIMERS ARE NOT STATEMENTS OF LAW.

3

Principal Investment Risks

The value of the F/m Compoundr High Yield Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at various times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select Underlying Funds and/or investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because affiliated Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Artificial Intelligence Risk. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

●

Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.

●

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by an Underlying Fund may “call” or repay the security before its stated maturity, and the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s performance, or in securities with greater risks or with other less favorable features.

●

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objectives.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, industries, project types, or asset class.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the portfolio securities held by Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging Shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. While the Fund and the Adviser have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Further, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, or issuers of securities in which the Fund invests. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification

4

obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber-failures.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange, The Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Shares trade on a stock exchange at prices at, above, or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. Any of these factors, among others, may lead to the Shares trading at a premium or discount to NAV.

●

Fixed-Income Market Risk. The market value of a fixed-income security held by an Underlying Fund may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s Share price and increase the Fund’s liquidity risk, expenses and/or taxable distributions.

●

Geographic Risk. A natural disaster could occur in a geographic region in which the Fund or an Underlying Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund and/or Underlying Fund’s investments in, or which are exposed to, the affected region. Also, current military conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts

5

and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments and/or the investments of the Underlying Funds. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

High-Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by S&P or “Baa3” by Moody’s), or are unrated, may be deemed speculative and may be more volatile than higher rated securities of similar maturity with respect to the issuer’s continuing ability to meet principal and interest payments. Therefore, the Fund’s investments in high-yield securities expose it to a substantial degree of credit risk. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities by Underlying Funds could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities held by Underlying Funds could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

●

Income Risk. Under certain market conditions, the Fund may invest in Underlying Funds that are subject to income risk. The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party provider and may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

●

Index Rebalance Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, the Fund may own a significant portion of the Underlying Funds included in the Underlying Index. Any Underlying Fund may be removed from the Underlying Index in the event that it does not comply its eligibility requirements. As a result, the Fund may be forced to sell shares of Underlying Funds at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly. Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider and/or the Index Calculator may increase the Fund’s costs and market exposure.

●

Inflation Risk. Under certain market conditions, the Fund may invest in an Underlying Fund that is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets may decline.

6

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument held by an Underlying Fund usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of an Underlying Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by an Underlying Fund’s investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates, which may negatively affect the value of debt instruments held by the Fund and have a negative impact on the Fund’s performance and NAV. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by Underlying Funds to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by Underlying Funds. The historically low-interest rate environment in recent years heightens the risks associated with rising interest rates. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

●

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure through its holding of Underlying Funds. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

●

Investment in Underlying Funds Risk. The Fund’s investment in shares of Underlying Funds subjects it to the risks of owning the securities underlying the Underlying Fund, as well as the same structural risks faced by an investor purchasing shares of the Underlying Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in an Underlying Fund, the Fund bears its proportionate share of the Underlying Fund’s expenses, subjecting Fund shareholders to duplicative expenses. Since the Fund invests in the Underlying Funds, the Fund’s investment performance and risks are likely to be directly related to those of the Underlying Funds. The Fund’s NAV will change with changes in the value of the Underlying Funds and other assets that the Fund holds. The shares of an Underlying Fund may trade at a premium or discount to the Underlying Fund’s NAV. Investors in the Fund will indirectly bear the expenses charged by the Underlying Funds, and an investment in the Fund may entail more expenses than a direct investment in the Underlying Funds.

●

Liquidity Risk. Certain securities held by an Underlying Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, an Underlying Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that an Underlying Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. As the Fund’s portfolio will not always replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s primary use of a replication methodology, and the use of a representative sampling indexing strategy under certain circumstance, to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the Underlying Funds for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investments in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, or financial events, public health crises (such as epidemics or pandemics), or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. As a result, an investor could lose money over short or long periods of time.

7

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund Shares. Any of these factors, among others, may lead to the Fund’s Shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund Shares at a time when the market price is at a premium to NAV or sell Fund Shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund Shares.

●

New Fund Risk. The Fund is a newly organized, management investment company with a limited operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. The Fund incurs operating expenses not applicable to the Underlying Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Underlying Index or the ratios between the securities included in the Underlying Index. Additionally, in order to comply with its investment strategies and policies, the Fund portfolio may deviate from the composition of the Underlying Index. Accordingly, the Fund’s return may underperform the return of the Underlying Index.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, it may only do so for up to 90 days.

●

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the exchange. The Adviser cannot predict whether Shares will trade below, at, or above their NAV because the Shares trade on the exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their NAV and the bid/ask spread on the Fund’s Shares may widen.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which an Underlying Fund invests.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

8

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding Shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker-dealers). Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tax Risk. Because the Fund is expected to invest in the Underlying Funds, distributions of short-term capital gains by an Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Fund, if any, will not be available to offset net capital gains of the Fund. Further, the Fund’s realized losses on sales of shares of an Underlying Fund may be indefinitely or permanently deferred as “wash sales” to the extent it reacquires shares of the same Underlying Fund within the 61-day period beginning 30 days prior to the disposition date.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain RIC tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

9

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m Compoundr High Yield Fund
John Han, CFA®, CPA® (inactive)	Vice President, Head of Leveraged Credit, Portfolio Manager	Inception
Marcin Zdunek	Managing Director, Head of Capital Markets & Portfolio Manager	Inception
Kevin Conrath	Vice President, Portfolio Manager	Inception

Purchase and Sale of F/m Compoundr High Yield Fund Shares

Shares are intended to be listed on The Nasdaq Stock Market LLC, a national securities exchange (the “Exchange”), and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

10

SUMMARY SECTION – F/m Compoundr U.S. Treasury 10-Year Note ETF (CPX)

Investment Objective

The investment objective of the F/m Compoundr U.S. Treasury 10-Year Note ETF (the “F/m Compoundr UST 10Y Fund” or the “Fund”) is to seek investment results, that correspond (before fees and expenses) generally to the Nasdaq Compoundr 10-Year U.S. Treasury Note™ (NPCX™) Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the F/m Compoundr UST 10Y Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.34%
Distribution (12b-1) Fees	None
Acquired Fund Fees and Expenses(1)	0.16%
Other Expenses	None
Total Annual Fund Operating Expenses	0.50%

(1)

“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. AFFE is estimated for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the F/m Compoundr UST 10Y Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$51	$160

Portfolio Turnover

The F/m Compoundr UST 10Y Fund and the underlying funds in which the Fund invests pays transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate for the Fund or underlying funds may indicate higher transaction costs and may result in the Fund or underlying funds to incur increased expenses and/or higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year-to-year, as well as within a year. No portfolio turnover rate is provided for the Fund because the Fund did not commence operations prior to the date of this Prospectus.

Principal Investment Strategies

The F/m Compoundr UST 10Y Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Nasdaq Compoundr 10-Year U.S. Treasury Note™ Index (NCPX™) (the “Underlying Index”), which is designed to offer exposure consistent with the total return of 10-Year U.S. Treasury bonds, without receiving and reinvesting dividend income, by investing in ETFs. The Fund is a “fund of funds,” meaning that it primarily invests its assets in the shares of affiliated and unaffiliated underlying funds that are registered under the Investment Company Act of 1940, more specifically, ETFs (each an “Underlying Fund” and together, the “Underlying Funds”) rather than in securities of individual companies.

Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in Underlying Funds that invest in 10-Year U.S. Treasury bonds that have a remaining maturity of approximately ten (10) years.

11

The Fund seeks to avoid receiving and reinvesting dividend income by temporarily rotating into similar ETFs on the ex-dividend date of each Underlying Fund in order to avoid receiving a dividend distribution. To achieve the rotation, the Fund effects in-kind creation and redemption transactions, which the Adviser does not expect to have tax implications beyond those ordinarily associated with in-kind transactions.

The Adviser generally intends to use a replication methodology, meaning it will seek to invest in all of the Underlying Funds comprising the Underlying Index in proportion to their weightings in the Underlying Index. Under certain circumstances, the Adviser may use a representative sampling strategy, such as when it may not be possible or practicable to fully implement a replication strategy. In such case, the Fund would invest in a representative sampling of ETFs that collectively have an investment profile similar to the Underlying Index or in a representative sample of the component ETFs of the Underlying Index. To the extent the Fund uses a representative sampling strategy, it may not track the Underlying Index with the same degree of accuracy as an investment vehicle replicating the entire Underlying Index.

In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index in order to gain exposure to the high-yield fixed income market, cash and cash equivalents and/or money market instruments, such as repurchase agreements and money market funds.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

The Underlying Index

The Underlying Index was incepted on July 16, 2025 and is developed and owned by Compoundr, LLC (the “Index Provider”). The Index Provider has retained Nasdaq, Inc. (the “Index Calculator”) to calculate and maintain the Underlying Index. The Index Calculator may, from time-to-time, exercise reasonable discretion as it deems appropriate in order to maintain the integrity of the Underlying Index. The Underlying Index is an equal-weighted index consisting of one to two 10-Year U.S. Treasury ETFs (each a “Core Security” and together, the “Core Securities”) the majority of the time, but will temporarily rotate into similar ETFs (each a “Substitute Security” and together, the “Substitute Securities”) on the ex-dividend date of each Core Security in order to avoid receiving a dividend distribution. In composing the Underlying Index, the Index Provider selects Underlying Funds that are: (i) categorized as fixed income; (ii) listed on a U.S. exchange for at least three months; and (iii) have a daily traded value of at least $1 Million (USD). In order to qualify as a Substitute Security, an ETF must not have an upcoming ex-dividend date that overlaps with the Core Security and must meet the same eligibility criteria as the Core Security.

The Underlying Index follows an ad-hoc rebalancing schedule based on the ex-dividend dates of each of the Core Securities. The scheduled rebalance dates will generally be known at the beginning of each year, but are subject to change. A two-day rebalance will take place around each Core Security’s ex-dividend date. On the day prior to the Core Security’s ex-dividend date, the Index Provider will select a Substitute Security to be held for the Core Security’s ex-date. On the following day, the Index Provider will return the Underlying Index to the applicable Core Security. The Underlying Index is reconstituted on the last trading day prior to each ad-hoc reconstitution.

Additional information regarding the Underlying Index, including its value, is available at: https://indexes.nasdaqomx.com/docs/Methodology_CompoundrFamily.pdf.

The Fund is not sponsored, endorsed, sold or promoted by Compoundr LLC or any of its respective affiliates (collectively, “Compoundr”). Compoundr makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or in the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed and calculated by Compoundr without regard to the Adviser or the Fund. Compoundr has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Compoundr is not responsible for, and has not participated in, the determination of the price of Shares of the Fund, or the timing of the issuance or sale of Shares of the Fund, or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered, or redeemed, as the case may be. Compoundr has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. Compoundr LLC is not an investment adviser. Inclusion of a security within the Underlying Index is not a recommendation by Compoundr to buy, sell, or hold such security, nor is it considered to be investment advice.

12

Compoundr does not guarantee the adequacy, accuracy, timeliness and/or the completeness of the Underlying Index or any data related thereto, or any communication, including, but not limited to, oral or written communications (including electronic communications), with respect thereto. Compoundr shall not be subject to any damages or liability for any errors, omissions, or delays therein. Compoundr makes no express or implied warranties, and expressly disclaims all warranties, of merchantability, or fitness for a particular purpose, or use, or as to results to be obtained by the Adviser, owners of the Fund, or any other person or entity from the use of the Underlying Index or with respect to any data related thereto. Without limiting any of the foregoing, in no event whatsoever shall Compoundr be liable for any indirect, special, incidental, punitive, or consequential damages, including, but not limited to, loss of profits, trading losses, lost time, or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability, or otherwise. There are no third-party beneficiaries of any agreements or arrangements between Compoundr and the Adviser, other than the licensors of the Underlying Index. THESE DISCLAIMERS ARE NOT STATEMENTS OF LAW.

The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Underlying Index to track general stock market performance. The Corporations’ only relationship to the Adviser (“Licensee”) is in the licensing of the Nasdaq® mark and certain trade names of the Corporations and the use of the Underlying Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Underlying Index or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Fund, or any other person or entity from the use of the Underlying Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages. THESE DISCLAIMERS ARE NOT STATEMENTS OF LAW.

Principal Investment Risks

The value of the F/m Compoundr UST 10Y Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at various times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because affiliated Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Artificial Intelligence Risk. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

13

●

Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.

●

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by an Underlying Fund may “call” or repay the security before its stated maturity, and the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s performance, or in securities with greater risks or with other less favorable features

●

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objectives.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities, including with respect to Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by such Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging Shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. While the Fund and the Adviser have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Further, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, or issuers of securities in which the Fund invests. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber-failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may

14

receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange, The Nasdaq Stock Exchange LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Shares trade on a stock exchange at prices at, above, or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. Any of these factors, among others, may lead to the Shares trading at a premium or discount to NAV.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s Share price and increase the Fund’s liquidity risk, expenses and/or taxable distributions.

●

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. Under certain market conditions, the Fund may invest in Underlying Funds that are subject to income risk. The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party Provider and may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

15

●

Index Rebalance Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, the Fund may own a significant portion of the Underlying Funds included in the Underlying Index. Any Underlying Fund may be removed from the Underlying Index in the event that it does not comply its eligibility requirements. As a result, the Fund may be forced to sell shares of Underlying Funds at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly. Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider and/or the Index Calculator may increase the Fund’s costs and market exposure.

●

Inflation Risk. Under certain market conditions, the Fund may invest in an Underlying Fund that is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets may decline.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates, which may negatively affect the value of debt instruments held by the Fund and have a negative impact on the Fund’s performance and NAV. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low-interest rate environment in recent years heightens the risks associated with rising interest rates. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

●

Investment in Underlying Funds Risk. The Fund’s investment in shares of Underlying Funds subjects it to the risks of owning the securities of the Underlying Fund, as well as the same structural risks faced by an investor purchasing shares of the Underlying Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses. Since the Fund invests in the Underlying Funds, the Fund’s investment performance and risks are likely to be directly related to those of the Underlying Funds. The Fund’s NAV will change with changes in the value of the Underlying Funds and other assets that the Fund holds. The shares of an Underlying Fund may trade at

16

a premium or discount to the Underlying Fund’s NAV. Investors in the Fund will indirectly bear the expenses charged by the Underlying Funds, and an investment in the Fund may entail more expenses than a direct investment in the Underlying Funds.

●

Liquidity Risk. Certain securities held by an Underlying Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, an Underlying Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that an Underlying Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. As the Fund’s portfolio will not always replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s primary use of a replication methodology, and the use of a representative sampling indexing strategy under certain circumstances, to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The value of the Fund and/or the Underlying Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, and debt levels and credit ratings, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. The Fund and the Underlying Funds subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. The Fund and the Underlying Funds’ NAV and market price may fluctuate significantly in response to these and other factors including economic, political, or financial events, public health crises (such as epidemics or pandemics), or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. As a result, an investor could lose money over short or long periods of time.

●

Market Price Risk. Fund Shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for Shares. As a result, the trading prices of Shares may deviate significantly from the NAV during periods of market volatility. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units (defined below), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund Shares, Shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade Shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Fund’s Shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming Shares directly with the Fund.

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund Shares. Any of these factors, among others, may lead to the Fund’s Shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund Shares at a time when the market price is at a premium to NAV or sell Fund Shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund Shares.

17

●

New Fund Risk. The Fund is a newly organized, management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. The Fund incurs operating expenses not applicable to the Underlying Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Underlying Index or the ratios between the securities included in the Underlying Index. Additionally, in order to comply with its investment strategies and policies, the Fund portfolio may deviate from the composition of the Underlying Index. Accordingly, the Fund’s return may underperform the return of the Underlying Index.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, it may only do so for up to 90 days.

●

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the exchange. The Adviser cannot predict whether Shares will trade below, at, or above their NAV because the Shares trade on the exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their NAV and the bid/ask spread on the Fund’s Shares may widen.

●

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund Shares or receive less than the market value when selling Fund Shares.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which an Underlying Fund invests.

●

Reinvestment Risk. Reinvestment risk is the risk that the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding Shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

18

●

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker-dealers). Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tax Risk. Because the Fund is expected to invest in the Underlying Funds, distributions of short-term capital gains by an Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Fund, if any, will not be available to offset net capital gains of the Fund. Further, the Fund’s realized losses on sales of shares of an Underlying Fund may be indefinitely or permanently deferred as “wash sales” to the extent it reacquires shares of the same Underlying Fund within the 61-day period beginning 30 days prior to the disposition date.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain RIC tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

●

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the F/m Compoundr UST 10Y Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

19

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m Compoundr UST 10Y Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	Inception
Marcin Zdunek	Managing Director, Head of Capital Markets and Portfolio Manager	Inception
Alexander Morris	Chief Executive Officer	Inception

Purchase and Sale of F/m Compoundr UST 10Y Fund Shares

Shares are intended to be listed on Nasdaq, Inc., a national securities exchange (the “Exchange”), and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s website at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker- dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

20

SUMMARY SECTION – F/m Compoundr U.S. Aggregate Bond ETF (CPAG)

Investment Objective

The investment objective of the F/m Compoundr U.S. Aggregate Bond ETF (the “F/m Compoundr U.S. Aggregate Fund” or the “Fund”) is to seek investment results, that correspond (before fees and expenses) generally to the Nasdaq Compoundr U.S. Aggregate Bond™ Index (NCPAG™).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the F/m Compoundr U.S. Aggregate Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.39%
Distribution (12b-1) Fees	None
Acquired Fund Fees and Expenses(1)	0.01%
Other Expenses	None
Total Annual Fund Operating Expenses	0.40%
Fee Waivers and/or Expense Reimbursements(2)	-0.14%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	0.26%

(1)

“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude AFFE.

(2)

F/m Investments LLC (the “Adviser”) has contractually agreed to waive and/or reimburse certain fees and expenses so that the total annual fund operating expenses (excluding AFFE, brokerage commissions, extraordinary items, interest or taxes) is limited to 0.25% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2026, and may not be terminated prior to that date without the approval of the Board of Directors of The RBB Fund, Inc.

Example

This Example is intended to help you compare the cost of investing in the F/m Compoundr U.S. Aggregate Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$136	$256	$605

Portfolio Turnover

The F/m Compoundr U.S. Aggregate Fund and the funds in which the Fund invests (each, an “Underlying Fund” and collectively, the “Underlying Funds”) pays transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate for the Fund or Underlying Funds may indicate higher transaction costs and may result in the Fund or Underlying Funds to incur increased expenses and/or higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may change from year-to-year, as well as within a year. During the period from August 11, 2025 (the date on which the Fund commenced investment operations) through August 31, 2025, the portfolio turnover rate of the Fund was 0% of the average value of its portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, which leads to the 0% portfolio turnover rate reported above. If those instruments were included in the calculation, the Fund would have a high portfolio turnover rate.

21

Principal Investment Strategies

The F/m Compoundr U.S. Aggregate Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Nasdaq Compoundr U.S. Aggregate Bond™ Index (NPCHY™) (the “Underlying Index”), which is designed to offer exposure consistent with the total return of U.S. investment-grade aggregate bonds, without receiving and reinvesting dividend income, by investing in ETFs. The Fund is a “fund of funds,” meaning that it primarily invests its assets in the shares of affiliated and unaffiliated underlying funds that are registered under the Investment Company Act of 1940, more specifically, ETFs (each an “Underlying Fund” and together, the “Underlying Funds”) rather than in securities of individual companies.

Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in Underlying Funds that primarily invest in U.S. dollar denominated investment-grade bonds. For purposes of this policy, “investment-grade bonds” includes fixed rate, non-convertible, taxable, investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investors Service, Inc., S&P Global Ratings, and Fitch Ratings Inc.) government bonds, investment grade corporate bonds, investment-grade mortgage pass-through securities, investment-grade commercial mortgage-backed securities and other investment-grade asset-backed securities that are publicly for sale in the United States.

The Fund seeks to avoid receiving and reinvesting dividend income by temporarily rotating into similar ETFs on the ex-dividend date of each Underlying Fund in order to avoid receiving a dividend distribution. To achieve the rotation, the Fund effects in-kind creation and redemption transactions, which the Adviser does not expect to have tax implications beyond those ordinarily associated with in-kind transactions.

The Adviser generally intends to use a replication methodology, meaning it will seek to invest in all of the Underlying Funds comprising the Underlying Index in proportion to their weightings in the Underlying Index. Under certain circumstances, the Adviser may use a representative sampling strategy, such as when it may not be possible or practicable to fully implement a replication strategy. In such case, the Fund would invest in a representative sampling of ETFs that collectively have an investment profile similar to the Underlying Index or in a representative sample of the component ETFs of the Underlying Index. To the extent the Fund uses a representative sampling strategy, it may not track the Underlying Index with the same degree of accuracy as an investment vehicle replicating the entire Underlying Index.

In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index in order to gain exposure to the broad fixed income market, cash and cash equivalents and/or money market instruments, such as repurchase agreements and money market funds.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

The Underlying Index

The Underlying Index was incepted on July 16, 2025 and is developed and owned by Compoundr, LLC (the “Index Provider”). The Index Provider has retained Nasdaq, Inc. (the “Index Calculator”) to calculate and maintain the Underlying Index. The Index Calculator may, from time-to-time, exercise reasonable discretion as it deems appropriate in order to maintain the integrity of the Underlying Index. The Underlying Index is an equal-weighted index consisting of one to two investment-grade bond ETFs (each a “Core Security” and together, the “Core Securities”) the majority of the time, but will temporarily rotate into similar ETFs (each a “Substitute Security” and together, the “Substitute Securities”) on the ex-dividend date of each Core Security in order to avoid receiving a dividend distribution. In composing the Underlying Index, the Index Provider selects Underlying Funds that are: (i) categorized as fixed income; (ii) listed on a U.S. exchange for at least three months; and (iii) have a daily traded value of at least $1 Million (USD). In order to qualify as a Substitute Security, an ETF must not have an upcoming ex-dividend date that overlaps with the Core Security and must meet the same eligibility criteria as the Core Security.

22

The Underlying Index follows an ad-hoc rebalancing schedule based on the ex-dividend dates of each of the Core Securities. The scheduled rebalance dates will generally be known at the beginning of each year, but are subject to change. A two-day rebalance will take place around each Core Security’s ex-dividend date. On the day prior to the Core Security’s ex-dividend date, the Index Provider will select a Substitute Security to be held for the Core Security’s ex-date. On the following day, the Index Provider will return the Underlying Index to the applicable Core Security. The Underlying Index is reconstituted on the last trading day prior to each ad-hoc reconstitution.

Additional information regarding the Underlying Index, including its value, is available at: https://indexes.nasdaqomx.com/docs/Methodology_CompoundrFamily.pdf.

The Fund is not sponsored, endorsed, sold or promoted by Compoundr LLC or any of its respective affiliates (collectively, “Compoundr”). Compoundr makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or in the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed and calculated by Compoundr without regard to the Adviser or the Fund. Compoundr has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Compoundr is not responsible for, and has not participated in, the determination of the price of Shares of the Fund, or the timing of the issuance or sale of Shares of the Fund, or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered, or redeemed, as the case may be. Compoundr has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. Compoundr LLC is not an investment adviser. Inclusion of a security within the Underlying Index is not a recommendation by Compoundr to buy, sell, or hold such security, nor is it considered to be investment advice.

Compoundr does not guarantee the adequacy, accuracy, timeliness and/or the completeness of the Underlying Index or any data related thereto, or any communication, including, but not limited to, oral or written communications (including electronic communications), with respect thereto. Compoundr shall not be subject to any damages or liability for any errors, omissions, or delays therein. Compoundr makes no express or implied warranties, and expressly disclaims all warranties, of merchantability, or fitness for a particular purpose, or use, or as to results to be obtained by the Adviser, owners of the Fund, or any other person or entity from the use of the Underlying Index or with respect to any data related thereto. Without limiting any of the foregoing, in no event whatsoever shall Compoundr be liable for any indirect, special, incidental, punitive, or consequential damages, including, but not limited to, loss of profits, trading losses, lost time, or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability, or otherwise. There are no third-party beneficiaries of any agreements or arrangements between Compoundr and the Adviser, other than the licensors of the Underlying Index. THESE DISCLAIMERS ARE NOT STATEMENTS OF LAW.

The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Underlying Index to track general stock market performance. The Corporations’ only relationship to the Adviser (“Licensee”) is in the licensing of the Nasdaq® mark and certain trade names of the Corporations and the use of the Underlying Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Shares of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Underlying Index or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages. THESE DISCLAIMERS ARE NOT STATEMENTS OF LAW.

23

Principal Investment Risks

The value of the F/m Compoundr U.S. Aggregate Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at various times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because affiliated Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Artificial Intelligence Risk. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

●

Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.

●

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objectives.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, industries, project types, or asset class.

●

Counterparty Risk. The Underlying Funds may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Underlying Fund executes transactions) to a transaction with the Underlying Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities, including with respect to Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by such Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging Shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. While the Fund and the Adviser have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Further, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, or issuers of securities in which the Fund invests. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber-failures.

24

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer- duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange, The Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Shares trade on a stock exchange at prices at, above, or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. Any of these factors, among others, may lead to the Shares trading at a premium or discount to NAV.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s Share price and increase the Fund’s liquidity risk, expenses and/or taxable distributions.

●

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other

25

market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party Provider and may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

●

Index Rebalance Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, the Fund may own a significant portion of the Underlying Funds included in the Underlying Index. Any Underlying Fund may be removed from the Underlying Index in the event that it does not comply its eligibility requirements. As a result, the Fund may be forced to sell shares of Underlying Funds at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly. Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider and/or the Index Calculator may increase the Fund’s costs and market exposure.

●

Inflation Risk. Under certain market conditions, the Fund may invest in an Underlying Fund that is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets may decline.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument held by an Underlying Fund usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of an Underlying Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by an Underlying Fund’s investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates, which may negatively affect the value of debt instruments held by the Fund and have a negative impact on the Fund’s performance and NAV. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by Underlying Funds to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by Underlying Funds. The historically low-interest rate environment in recent years heightens the risks associated with rising interest rates. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

26

●

Investment in Underlying Funds Risk. The Fund’s investment in shares of Underlying Funds subjects it to the risks of owning the securities of the Underlying Fund, as well as the same structural risks faced by an investor purchasing shares of the Underlying Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses. Since the Fund invests in the Underlying Funds, the Fund’s investment performance and risks are likely to be directly related to those of the Underlying Funds. The Fund’s NAV will change with changes in the value of the Underlying Funds and other assets that the Fund holds. The shares of an Underlying Fund may trade at a premium or discount to the Underlying Fund’s NAV. Investors in the Fund will indirectly bear the expenses charged by the Underlying Funds, and an investment in the Fund may entail more expenses than a direct investment in the Underlying Funds.

●

Issuer-Specific Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. As the Fund’s portfolio will not always replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s primary use of a replication methodology, and the use of a representative sampling indexing strategy under certain circumstances, to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The value of the Fund and/or an Underlying Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, and debt levels and credit ratings, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. The Fund and/or an Underlying Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. The Fund and/or an Underlying Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, or financial events, public health crises (such as epidemics or pandemics), or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. As a result, an investor could lose money over short or long periods of time.

●

Market Price Risk. Fund Shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for Shares. As a result, the trading prices of Shares may deviate significantly from the NAV during periods of market volatility. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units (defined below), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund Shares, Shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade Shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Fund’s Shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming Shares directly with the Fund.

27

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund Shares. Any of these factors, among others, may lead to the Fund’s Shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund Shares at a time when the market price is at a premium to NAV or sell Fund Shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund Shares.

●

Mortgage-Backed and Asset-Backed Securities Risk. The Fund may invest in Underlying Funds that invest in mortgage- and asset-backed securities, which are subject to call (prepayment) risk, reinvestment risk and extension risk. In addition, these securities are susceptible to an unexpectedly high rate of defaults on the mortgages held by a mortgage pool, which may adversely affect their value. The risk of such defaults depends on the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. For example, the risk of default generally is higher in the case of mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely mortgage payments.

●

New Fund Risk. The Fund is a newly organized, management investment company with a limited operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. The Fund incurs operating expenses not applicable to the Underlying Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Underlying Index or the ratios between the securities included in the Underlying Index. Additionally, in order to comply with its investment strategies and policies, the Fund portfolio may deviate from the composition of the Underlying Index. Accordingly, the Fund’s return may underperform the return of the Underlying Index.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, it may only do so for up to 90 days.

●

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s Share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

28

●

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the exchange. The Adviser cannot predict whether Shares will trade below, at, or above their NAV because the Shares trade on the exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their NAV and the bid/ask spread on the Fund’s Shares may widen.

●

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund Shares or receive less than the market value when selling Fund Shares.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which an Underlying Fund invests.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding Shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker-dealers). Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tax Risk. Because the Fund is expected to invest in the Underlying Funds, distributions of short-term capital gains by an Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Fund, if any, will not be available to offset net capital gains of the Fund. Further, the Fund’s realized losses on sales of shares of an Underlying Fund may be indefinitely or permanently deferred as “wash sales” to the extent it reacquires shares of the same Underlying Fund within the 61-day period beginning 30 days prior to the disposition date.

29

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain RIC tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

●

When-Issued Securities Risk. The Fund may invest in Underlying Funds that purchase securities on a when-issued or forward commitment basis. The purchase price of such securities is typically fixed at the time of the commitment, with delivery and payment taking place in the future. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Underlying Fund’s NAV. Default by, or bankruptcy of, a counterparty to a when-issued transaction would expose the Underlying Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. The Financial Industry Regulatory Authority, Inc. (“FINRA”) Rules impose mandatory margin requirements for certain types of when-issued or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization, which may increase the cost of such transactions and impose added operational complexity.

Performance Information: Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m Compoundr U.S. Aggregate Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	Inception
Marcin Zdunek	Managing Director, Head of Capital Markets & Portfolio Manager	Inception
Kevin Conrath	Vice President, Portfolio Manager	Inception

Purchase and Sale of F/m Compoundr U.S. Aggregate Fund Shares

Shares are intended to be listed on The Nasdaq Stock Market LLC, a national securities exchange (the “Exchange”), and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.fminvest.com.

30

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker- dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax- deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

31

Additional Information about the Funds

Investment Objective

The investment objective of each Fund is as described in the “Investment Objectives” section of each Summary. Each Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Fund	Underlying Index
F/m Compoundr High Yield Bond ETF	Nasdaq Compoundr High-Yield Corporate BondTM Index (NPCHYTM)
F/m Compoundr U.S. Treasury 10-Year Note ETF	Nasdaq Compoundr 10yr U.S. Treasury NoteTM Index (NCPXTM)
F/m Compoundr U.S. Aggregate Bond ETF	Nasdaq Compoundr U.S. Aggregate BondTM Index (NPCHYTM)

Portfolio Composition

Each Fund has a policy to invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the types of investment shown next to the Fund’s name in the table below (each, an “80% Policy”).

Fund	Type of Investment for Purposes of 80% Policy
F/m Compoundr High Yield ETF

Under normal market conditions, the Adviser seeks to achieve the Fund’s objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in Underlying Funds that invest primarily in high-yield bonds. For purposes of this policy, “high-yield bonds” are defined as publicly-issued U.S. dollar denominated, non-investment grade, fixed-rate taxable corporate bonds, regardless of optionality, and are rated as “high yield” with a middle rating of Moody’s® Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Standard & Poor’s® Financial Services LLC (“S&P”) of Ba1/BB+/BB+ or below, respectively.

F/m Compoundr U.S. Treasury 10-Year Note ETF

Under normal market conditions, the Adviser seeks to achieve the Fund’s objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in Underlying Funds that invest in 10-Year U.S. Treasury bonds that have a remaining maturity of approximately ten (10) years.

F/m Compoundr U.S. Aggregate Bond ETF

Under normal market conditions, the Adviser seeks to achieve the Fund’s objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in Underlying Funds that primarily invest in U.S. dollar denominated investment-grade bonds. For purposes of this policy, “investment-grade bonds” includes fixed rate, non-convertible, taxable, investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investors Service, Inc., S&P Global Ratings, and Fitch Ratings Inc.) government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and other asset-backed securities that are publicly for sale in the United States.

Each Fund’s 80% Policy is non-fundamental and can be changed by the Board upon 60 days’ prior notice to shareholders. Each Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, the Fund would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy.

Additional Information About the Principal Investment Strategies for All Funds

For each Fund, the Adviser uses a passive or indexing approach in seeking to achieve such Fund’s investment objective. Unlike many investment companies, each Fund seeks to track the performance of its Underlying Index even when markets decline or appear overvalued. Indexing will reduce the chance that the Fund will substantially outperform its Underlying Index, but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively-managed investment companies.

32

The Adviser generally intends to utilize a replication methodology to manage each Fund’s portfolio, meaning it will seek to invest in all of the Underlying Funds comprising the Underlying Index in proportion to their weightings in the Underlying Index. Under certain circumstances, the Adviser may utilize a representative sampling indexing strategy, such as when it may not be possible or practicable to fully implement a replication strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to that of the Underlying Index. Under normal market conditions, the Funds intend to invest substantially all of their respective assets in the securities comprising each Fund’s Underlying Index and, under certain circumstances, in securities that collectively have an investment profile similar to that Fund’s Underlying Index or in a representative sample of the component ETFs of that Fund’s Underlying Index. The securities selected by the Adviser for inclusion in each Fund’s portfolio are expected to have, in aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration (i.e., a security’s price sensitivity to a change in interest rates), maturity, credit ratings and yield) and liquidity measures similar to those of such Fund’s Underlying Index. Each Fund may or may not hold all of the securities in its Underlying Index and may invest in Underlying Funds that hold securities of U.S. domiciled issuers. Other than the F/m Compoundr U.S. Treasury 10-Year Note ETF, each Fund may invest in Underlying Funds that hold securities of non-U.S. issuers.

The Underlying Index for each of the Funds are sponsored by the Index Provider, which is independent of the Fund and the Adviser. The Index Provider and the Index Calculator determine the composition and relative weightings of the securities in each Underlying Index, and publish information regarding the market value of the Underlying Indices.

The Funds may invest in securities that are not included in their Underlying Indices, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds. The Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of each Fund’s total assets (including the amount borrowed). The Funds may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions. The Funds may also seek to increase their income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by a Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

Additional Principal Risk Information

The value of the Funds’ investments may decrease, which will cause the value of the Funds’ Shares to decrease. As a result, you may lose money on your investment in any of the Funds, and there can be no assurance that any of the Funds will achieve its investment objective. An investment in the Funds is subject to one or more of the principal risks discussed below. Unless otherwise noted, each risk described below is a principal risk of investing in each Fund.

●

Affiliated Fund Risk. When the Adviser invests a Fund’s assets in an Underlying Fund that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in Underlying Funds sponsored or managed by others. This conflict of interest may be amplified when an affiliated Underlying Fund has low assets.

●

Asset Class Risk. The securities and other assets in an Underlying Fund’s Portfolio or the securities and other assets in the Underlying Index, may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indices may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors, including, but not limited to, inflation, interest rates, productivity, global demand for local products or resources, and regulation and government controls. This may cause the Underlying Funds, and therefore, the Funds, to underperform other investment vehicles that invest in different asset classes.

●

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by an Underlying Fund may “call” or repay the security before its stated maturity, and the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s performance, or in securities with greater risks or with other less favorable features.

●

Concentration Risk. Any of the Funds may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

33

●

Covenant Lite Loan Risk. A Fund may obtain exposure to loans that are “covenant lite” through its Underlying Funds’ investments in the Collateralized Loan Obligations (“CLO”). Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.

●

Counterparty Risk. The Underlying Funds may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom an Underlying Fund executes transactions) to a transaction with such Underlying Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

●

Credit Risk. In connection with a Fund’s or an Underlying Fund’s investments in fixed income securities, the value of your investment in such Fund may change in response to the credit ratings of the Fund’s or an Underlying Fund’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable to pay interest or principal due on the security. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. A Fund or an Underlying Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults. Investments in fixed income securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

●

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, each of the Funds and Underlying Funds is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyberattacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser, an Underlying Fund’s adviser and a Fund’s or Underlying Fund’s other service providers (including, but not limited to, any of the Funds’ or Underlying Funds’ accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund or Underlying Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with any of the Funds’ or Underlying Funds’ ability to calculate their respective NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds, the Underlying Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.

●

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by a Fund or its Underlying Funds may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

34

●

Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. An Underlying Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. An Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, an Underlying Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more volatile and thus more likely to decline in price, and to a greater extent, than shorter-duration debt securities, in a rising interest-rate environment. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

●

Equity Securities Risk. The Funds may invest in Underlying Funds that hold equity securities. The price of equity securities fluctuates based on changes in a company’s activities and financial condition and in overall market conditions. Economic, political, and financial conditions, or industry or economic trends or developments, may for varying periods of time cause volatility, illiquidity, or other potentially adverse effects in the markets. The Underlying Funds’ investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

●	ETF Risk. Each of the Funds is an ETF, and, as a result of an ETF’s structure, the Funds are exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. Each Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Shares, Shares may trade at a material discount to NAV, and Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to a Fund’s Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of any of the Funds in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Cash Transactions Risk. Unlike certain ETFs, the each of the Funds may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, each Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease a Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if a Fund had effected redemptions wholly on an in-kind basis. A Fund’s use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

●

Secondary Market Trading Risk. Fund Shares are intended be listed on The Nasdaq Stock Market LLC, a national securities exchange that will be determined prior to the commencement of those Funds’ investment operations (the “Exchange”). Although the Funds’ Shares are intended to be listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in the Funds’ Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading

35

halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Funds’ Shares may begin to mirror the liquidity of each Fund’s underlying holdings, which can be significantly less liquid than each Fund’s Shares. In addition, during periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of the Funds may be bought and sold in the secondary market at market prices. Shares trade on a stock exchange at prices at, above, or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. Although it is expected that the market price of Shares will approximate each Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. Any of these factors, among others, may lead to the Shares trading at a premium or discount to NAV.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, any of the Funds or Underlying Funds may not be able to readily sell fixed-income securities at prices at or near their perceived value. If an Underlying Fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in an Underlying Fund’s redemption requests, including requests from shareholders who may own a significant percentage of an Underlying Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause an Underlying Fund to sell its holdings at a loss or at undesirable prices and adversely affect that Fund’s share price and increase that Underlying Fund’s liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, each Underlying Fund may be subject to risks associated with investments in senior non-preferred bonds (sometimes referred to as a “bail-in bonds”), which are debt securities issued by financial institutions that can be converted into equity securities if such conversion is mandated by a financial institution’s regulatory authority due to the financial institution facing the possibility of bankruptcy. The mandatory conversion of a bail-in bond into an equity security may result in a reduction in value of the security and, if an Underlying Fund holds such security when the conversion occurs, the Underlying Fund’s, and therefore, the respective Fund’s, performance may be negatively impacted.

●

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper a Fund’s ability to sell the debt securities in which it invests.

●

Floating Rate Securities Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed-rate securities of the same maturity. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk, which could impair their value.

36

●

Foreign Investment Risk. Each Fund may face the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of a Fund or Underlying Fund’s foreign investments, prevent the Fund or Underlying Fund from realizing the full value of its foreign investments or prevent the Fund or Underlying Fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the United States. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the Fund may be limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the U.S. The foreign investments of a Fund or an Underlying Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments. Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value a Fund or an Underlying Fund’s foreign investments. In addition, because non-U.S. markets may be open on days when the Fund does not price its Shares, the value of the foreign securities in a Fund or an Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund or Underlying Fund’s Shares.

Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

●

Geographic Risk. A natural disaster could occur in a geographic region in which the Fund or an Underlying Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund and/or Underlying Fund’s investments in, or which are exposed to, the affected region. Also, current military conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments and/or the investments of the Underlying Funds. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

37

●

High Portfolio Turnover Risk. In seeking to track their respective Underlying Indices, the Funds may incur high portfolio turnover. The active and frequent trading of the Funds’ portfolio securities may result in increased transaction costs to the Funds, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Funds’ return.

●

High-Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by S&P or “Baa3” by Moody’s), or are unrated, may be deemed speculative and may be more volatile than higher rated securities of similar maturity with respect to the issuer’s continuing ability to meet principal and interest payments. Therefore, the Fund’s investments in high-yield securities expose it to a substantial degree of credit risk. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

●

Income Risk. Under certain market conditions, a Fund may invest in Underlying Fund(s) that are subject to income risk. A Fund’s income may decline if interest rates fall. This decline in income can occur because an Underlying Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the applicable Underlying Index are substituted, or a Fund and/or Underlying Fund otherwise needs to purchase additional bonds.

●

Inflation Risk. Under certain market conditions, a Fund may invest in an Underlying Fund that is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets may decline.

●

Index-Related Risk. Each Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Fund’s Underlying Index as published by the sponsor (the “Index Provider”). There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what each Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. Each Fund’s strategy, as described in this Prospectus, is to manage the Fund consistently with its Underlying Index. The Funds do not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time-to-time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Underlying Index is less commonly used as a benchmark by funds or managers. Such errors may negatively or positively impact a Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the respective Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the respective Fund and its shareholders.

Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance to the Underlying Index, which could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market value, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by such Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of a Fund.

38

●

Index Rebalance Risk. Pursuant to the methodology that the Index Provider uses to calculate and maintain an Underlying Index, a Fund may own a significant portion of the Underlying Funds included in such Underlying Index. Any Underlying Fund may be removed from the Underlying Index in the event that it does not comply its eligibility requirements. As a result, a Fund may be forced to sell shares of Underlying Funds at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between a Fund’s annual return and the return of its Underlying Index may increase significantly. Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to an Underlying Index to, for example, correct an error in the selection of constituents. When a Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by such Fund and its shareholders. Unscheduled rebalances may also expose a Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider and/or the Index Calculator may increase a Fund’s costs and market exposure.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument held by an Underlying Fund usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of an Underlying Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by an Underlying Fund’s investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates, which may negatively affect the value of debt instruments held by the Fund and have a negative impact on the Fund’s performance and NAV. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by Underlying Funds to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by Underlying Funds. The historically low-interest rate environment in recent years heightens the risks associated with rising interest rates.

●

Investments in Underlying Funds Risk. A Fund’s investment in shares of Underlying Funds subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of such Underlying Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, each Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses. Since each Fund invests in the Underlying Funds, each Fund’s investment performance and risks are likely to be directly related to those of their Underlying Funds. A Fund’s NAV will change with changes in the value of its Underlying Funds and other assets that such Fund holds. The shares of an Underlying Fund may trade at a premium or discount to the Underlying Fund’s NAV. Investors in a Fund will indirectly bear the expenses charged by the Underlying Funds, and an investment in the Fund may entail more expenses than a direct investment in an Underlying Fund.

●

Issuer Risk. The performance of each Fund depends on the performance of individual securities or other assets to which such Fund has exposure. The value of securities or other assets may decline, or perform different from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

39

●

Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment-grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

●

Leverage Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset coverage requirements.

●

Liquidity Risk. Certain securities held by the Funds may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, each such Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Funds may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. As a Fund’s portfolio will not always replicate its Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s primary use of a replication methodology, and the use of a representative sampling indexing strategy under certain circumstances, to manage a Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the Underlying Funds for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

All of the Funds listed in this Prospectus are subject to management risk. In managing each Fund’s investment portfolio, the Adviser will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that any Fund will meet its investment objectives.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Fund’s and/or the Underlying Funds’ NAVs and market prices are based upon the market’s perception of value and are not necessarily an objective measure of an investment’s value. There is no assurance that any of the Funds will realize its investment objective, and an investment in any of the Funds is not, by itself, a complete or balanced investment program. You could lose money on your investment in any of the Funds, or any of the Funds could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, war, natural disasters, terrorism, conflicts and social unrest may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Funds’ and/or the Underlying Funds’ investments may be negatively affected by events impacting a country or region, regardless of whether any of the Funds or the Underlying Funds invests in issuers located in or with significant exposure to such country or region.

The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of

40

and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. Health crises caused by the recent outbreak may heighten other pre-existing political, social and economic risks in a country or region. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

●

Market Trading Risk. Each Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of a Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which a disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in a Fund being unable to trade certain securities or financial instruments at all. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to a Fund’s NAV.

●

Mortgage-Backed and Asset-Backed Securities Risk. Some Fund may invest in Underlying Funds that invest in mortgage- and asset-backed securities, which are subject to call (prepayment) risk, reinvestment risk and extension risk. In addition, these securities are susceptible to an unexpectedly high rate of defaults on the mortgages held by a mortgage pool, which may adversely affect their value. The risk of such defaults depends on the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. For example, the risk of default generally is higher in the case of mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely mortgage payments.

●

New Fund Risk. The Funds are newly organized, diversified management investment companies with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that a Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of the RBB Fund, Inc. may determine to liquidate any or all of the Funds. Like other new funds, large inflows and outflows may impact any of the Funds’ market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If any of the Funds fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.

●

Newly Issued Funds Risk. The credit obligations in which Underlying Funds may invest may include newly issued securities, or “new issues,” such as initial debt offerings. New issues may have a magnified impact on the performance of such Underlying Funds during periods in which they have a small asset base. The impact of new issues on an Underlying Fund’s performance likely will decrease as its asset size increases, which could reduce the Underlying Fund’s returns. New issues may not be consistently available to an Underlying Fund for investing, particularly as the Fund’s asset base grows. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. An Underlying Fund may hold new issues for a short period of time. This may increase such Underlying Fund’s portfolio turnover and may lead to increased expenses for the Underlying Fund, such as transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.

●

Non-Correlation Risk. A Fund’s return may not match the return of its Underlying Index for a number of reasons. A Fund incurs operating expenses not applicable to its Underlying Index, and may incur costs in buying and selling securities, especially when rebalancing its portfolio holdings to reflect changes in the composition of its Underlying Index. In addition, a Fund’s portfolio holdings may not exactly replicate the securities included in the Underlying Index or the ratios between the securities included in the Underlying Index. Additionally, in order to comply with its investment strategies and policies, a Fund’s portfolio may deviate from the composition of its Underlying Index. Accordingly, a Fund’s return may underperform the return of its Underlying Index.

41

●

Non-U.S. Securities Risk. Each Fund may invest in securities of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by a Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

●

Operational Risk. Each Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. Each Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Funds are not actively managed and the Adviser will not sell shares of a security due to current or projected underperformance of a security, industry, or sector. Although each Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, it may only do so for up to 90 days.

●

Premium/Discount Risk. The market price of a Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the exchange. The Adviser cannot predict whether Shares will trade below, at, or above their NAV because the Shares trade on the exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of a Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. During stressed market conditions, the market for a Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for such Fund’s underlying holdings, which could in turn lead to differences between the market price of a Fund’s Shares and the net asset value and the bid/ask spread on a Fund’s Shares may widen.

●

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s Share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.

●

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund Shares or receive less than the market value when selling Fund Shares.

●

Privately-Issued Securities Risk. Privately-issued securities are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, an Underlying Fund that invests in privately-issued securities may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Underlying Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by an Underlying Fund, and its value may decline as a result. Additionally, privately held companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns. Such companies may experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit. At the time of a fund’s investment, there is generally little publicly available information about these companies since they are primarily privately owned and there can be no assurance that the information that a fund does obtain with respect to any such investment is reliable.

42

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Funds or Underlying Funds invest.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Funds’ portfolios will decline if and when the Fund reinvests the proceeds from the disposition of portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of a Fund’s Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by a Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). A Fund may enter these transactions when the Adviser expects the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.

Reverse repurchase agreements are a form of secured borrowing and subject a Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding Shares. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of a Fund’s outstanding Shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. A Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When a Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.

●

Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect U.S. issuers, as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which any of the Funds invest.

43

●

Sector Concentration Risk. To the extent the Funds invest more heavily in particular sectors of the economy, their performance will be especially sensitive to developments that significantly affect those sectors.

o

Communication Services Sector Risk - To the extent that a Fund invests significantly in the communications sector, the Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the communications sector. Companies in the communications sector can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence, and large capital expenditures and debt burdens.

o

Consumer Discretionary Sector Risk –The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

o

Consumer Staples Sector Risk - Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of utilizing various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns, and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.

o

Energy Sector Risk – Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters, as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

o

Financial Sector Risk - A Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financial sector and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies

o

Health Care Sector Risk - The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, demand for medical products and services, and product liability claims, among many factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

o

Industrial Sector Risk - Companies in the industrial sector may be adversely affected by changes in the supply and demand for products and services, product obsolescence or discontinuance, claims for environmental damage or product liability and changes in general economic conditions, among other factors. Government regulation, word events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of these companies.

44

o

Information Technology Sector Risk - Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence, as well as unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology companies may be adversely affected by disruptions to supply chains and distribution networks, as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse governmental or legal action. These companies may also be adversely affect by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.

o

Materials Sector Risk – Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

o

Real Estate Sector Risk - An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

o

Utilities Sector Risk – Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes usually occur only following a delay after changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. Certain utility companies have experienced full or partial de-regulation in recent years. These companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention of other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability.

●

Securities Lending Risk. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund’s total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending a Fund’s portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral or from recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

●

Tax Risk. Because the Fund is expected to invest in the Underlying Funds, distributions of short-term capital gains by an Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Fund, if any, will not be available to offset net capital gains of the Fund. Further, the Fund’ realized losses on sales of shares of an Underlying Fund may be indefinitely or permanently deferred as “wash sales” to the extent it reacquires shares of the same Underlying Fund within the 61-day period beginning 30 days prior to the disposition date.

●

Tracking Error Risk. The Funds may be subject to tracking error, which is the divergence of a Fund’s performance from that of its Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in a Fund’s portfolio and those included in the corresponding Underlying Index, pricing differences, transaction costs incurred by a Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain RIC tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to a Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Funds incur fees and expenses, while their Underlying Indices do not.

45

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to a Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. Each Fund may incur brokerage fees in connection with its purchase of Underlying Fund shares. When a Fund invests in an Underlying Fund, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the Underlying Fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Underlying Fund’s purchase and sale of the underlying securities, Underlying Funds incur fees that are separate from those of a Fund. As a result, a Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the Underlying Funds, in addition to Fund expenses. The 1940 Act and the related rules and regulations adopted thereunder impose conditions on investment companies that invest in other investment companies. Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts subject to certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of a Fund’s U.S. Treasury obligations to decline.

●

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

●

Valuation Risk. The prices provided by the Funds’ pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

●

When-Issued Securities Risk. Some Funds may invest in Underlying Fundss that purchase securities on a when-issued or forward commitment basis. The purchase price of such securities is typically fixed at the time of the commitment, with delivery and payment taking place in the future. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued or forward commitment basis may give rise to investment leverage, and may result in increased volatility of an Underlying Fund’s NAV. Default by, or bankruptcy of, a counterparty to a when-issued transaction would expose an Underlying Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. The Financial Industry Regulatory Authority, Inc. (“FINRA”) Rules impose mandatory margin requirements for certain types of when-issued or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization, which may increase the cost of such transactions and impose added operational complexity.

46

Additional Information About Non-Principal Risks of the Funds. This section provides additional information regarding certain non-principal risks of investing in the Funds. The risks listed below could have a negative impact on any of the Funds’ performance and trading prices.

●

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares of a Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Funds’ Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy a Fund’s Shares (the “bid” price) and the price at which an investor is willing to sell a Fund’s Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ ask spread varies over time for a Fund’s Shares based on trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund’s Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling a Fund’s Shares, including bid/ask spreads, frequent trading of a Fund’s Shares may significantly reduce investment results and an investment in a Fund’s Shares may not be advisable for investors who anticipate regularly making small investments.

●

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Funds’ Adviser or an affiliate of the Funds’ Adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund Shares or may invest in any of the Funds and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund Shares (to secure financing or otherwise), which may result in the Shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of any of the Funds would be maintained. Redemptions of a large number of Fund Shares by these shareholders may adversely affect a Fund’s liquidity and net assets. To the extent a Fund permits redemptions in cash, these redemptions may force a Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact a Fund’s NAV, have a material effect on the market price of the Shares and increase a Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause a Fund to make taxable distributions to its shareholders earlier than it otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. A Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case a Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume for the Shares of a Fund and may, therefore, have a material upward or downward effect on the market price of Fund Shares. In addition, large purchases of Fund Shares may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

●

Legal and Regulatory Change Risk. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of any of the Funds’ investments and each Fund’s ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Funds could be substantial and adverse.

●

RIC Compliance Risk. Each of the Funds has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, a Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of that Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, that Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

Disclosure of Portfolio Holdings

The Funds’ entire portfolio holdings are publicly disseminated each day the Funds are open for business through the Funds’ website located at www.fminvest.com and may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

47

Management of the Funds

The Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”), of which the Funds are each a series, is responsible for supervising the operations and affairs of the Funds. The Adviser is responsible for the daily management and administration of the Funds’ operations.

Investment Adviser

The investment adviser for each Fund is F/m Investments LLC (the “Adviser”). The Adviser is located at 3050 K Street NW, Suite 201, Washington, DC 20007. The Adviser is a majority owned subsidiary of F/m Managers Group, LP, which is a wholly owned subsidiary of 1251 Capital, Inc., a financial services holding company. Three officers of the Company own an indirect, minority interest in the Adviser. Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of each Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of investment advisory agreement between the Company and the Adviser (the “Advisory Agreement”). Under the terms of the Advisory Agreement, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of each Fund’s average daily net assets during the month, as described in the chart below. From the unitary management fee, the Adviser pays most of the expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. No information regarding the advisory fees paid by the Funds is currently available, as the Funds have not commenced operations as of the date of this Prospectus.

The Adviser will receive an advisory fee from each Fund at an annual rate of each Fund’s average daily net assets as indicated in the following table:

Fund	Contractual Advisory Fee
F/m Compoundr High Yield Bond ETF	0.49%
F/m Compoundr U.S. Treasury 10-Year Note ETF	0.34%
F/m Compoundr U.S. Aggregate Bond ETF	0.39%

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.25% of average daily net assets of the F/m Compoundr High Yield Fund and F/m Compoundr U.S. Aggregate Fund. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause each Fund’s net Total Annual Fund Operating Expenses to exceed 0.25%, as applicable: AFFE, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, and may not be terminated prior to that date without the approval of the Board of the Company.

A discussion regarding the Board’s approval of the Funds’ Advisory Agreement and the factors the Board considered with respect to its approval is available in the Funds’ annual report to shareholders.

The Adviser’s Investment Management Team

Peter Baden, Kevin Conrath, John Han, Alexander Morris, and Marcin Zdunek serve as the portfolio managers of the Funds, as described in each Fund’s summary section, and are jointly responsible for the portfolio management decisions for the Funds.

Peter Baden

Mr. Baden is the Managing Director and Director of Fixed Income Strategy for the Adviser. Mr. Baden has over 25 years of investment management experience, encompassing portfolio management, mergers and acquisitions, financial institutions, and credit analysis. Prior to joining the Adviser in 2020, Mr. Baden joined a predecessor firm in 2005 to launch the firm’s effort to build customized fixed income portfolios for high net-worth clients. Prior to joining the predecessor firm, Mr. Baden worked on the mergers and acquisitions team at Star Banc (now US Bancorp) acquiring and integrating multiple banks and savings and loan associations. In the trust department of Star Banc, he managed the REIT allocation for a mutual fund and analyzed US and international bank, insurance, and financial companies, as well as municipalities. Previously, at Pacholder Associates, Mr. Baden managed money market assets in multiple portfolios, and designed and developed proprietary portfolio systems and models for distressed companies, collateralized bond obligations, and legal settlement pools. Mr. Baden has extensive experience with resolution and liquidation for distressed portfolios including experience with the Resolution Trust Corporation.

48

Kevin Conrath

Mr. Conrath is a Vice President and Portfolio Manager within the Adviser’s Fixed Income team. He focuses on multi-sector credit, including both structured credit and corporate credit investments. Mr. Conrath started his career at Ziegler Capital Management, where he held roles as a Quantitative Analyst supporting the firm’s Equity and Fixed Income efforts and later as a Fixed Income Portfolio Manager. He has investment experience since 2012, graduated with a bachelor’s degree from St. Norbert College, holds a Financial Risk Manager designation and is a member of the Global Association of Risk Professionals.

John Han, CFA®, CPA® (inactive)

Mr. Han is the Head of Leveraged Credit and Portfolio Manager of the Adviser. He is responsible for credit research and portfolio management of high yield strategies. He joined Oakhurst Capital Management, LLC (“Oakhurst”), an affiliated entity of the Adviser, in November 2020 when his prior firm, First Western Capital Management (“First Western”), was acquired. Prior thereto, Mr. Han was an investment professional and advisor at East West Bank, MidCap Financial, CIM Group and Houlihan Lokey. Mr. Han begin his career in the structured finance advisory practice of KPMG He received his bachelor’s from University of California, Los Angeles, graduating summa cum laude, and his master’s in accounting from the Kelley School of Business at Indiana University.

Alexander Morris

Mr. Morris is the Chief Executive Officer of the Adviser. Mr. Morris has over 15 years of investment management experience, encompassing portfolio management, trading, mergers and acquisitions, financial institutions, and security analysis, and has served in a number of senior management roles for various financial institutions. He founded the Adviser in 2019 and has served as its President and Chief Investment Officer since its inception. Prior to founding the Adviser, Mr. Morris founded Rowhouse Capital Partners LLC, a boutique strategic advisory firm to financial institutions and previously served as in various capital markets and corporate development roles with Fortigent LLC (“Fortigent”), a family office services provider and asset manager, as well as with LPL Financial which acquired Fortigent in 2012. Prior to Fortigent, Mr. Morris served in various analysis roles for financial institutions.

Marcin Zdunek

Mr. Zdunek is the Managing Diector, Head of Capital Markets & Portfolio Manager for the Adviser. He joined the Adviser in November 2020 when his prior firm, First Western Capital Management (“First Western”), was acquired. Prior to joining First Western in 2007, Mr. Zdunek was a Supervisor in Fixed Income and Equity Trading at AIG Global Investment Group. Mr. Zdunek’s prior positions included Senior Fixed Income Trade Support Specialist at Alliance Capital Management and a Fixed Income Associate/Supervisor at Morgan Stanley.

The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by them, and their ownership of Shares of the Funds.

How to Buy and Sell Shares

Each of the Funds issue and redeem its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from each Fund, and only APs may tender their Shares for redemption directly to each Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are intended to be listed for trading the secondary market on Nasdaq, Inc. (the “Exchange”) and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling a Fund’s Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

49

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning a Fund’s Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Funds’ Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of a Fund’s Shares, you are not entitled to receive physical delivery of stock certificates or to have a Fund’s Shares registered in your name, and you are not considered a registered owner of a Fund’s Shares. Therefore, to exercise any right as an owner of a Fund’s Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of the Funds’ Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of each Fund’s Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, including an updated “intraday indicative value” (“IIV”) for each Fund’s Shares as calculated by an information provider or market data vendor. The Funds are neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of the Funds’ portfolios because the basket of Deposit Securities does not necessarily reflect the precise composition of the current portfolio of any Fund at a particular point in time. The IIV should not be viewed as a “real-time” update of each Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of the Funds’ Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by any of the Funds’ shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem any Fund’s Shares directly with a Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or loses. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by any of the Funds in effecting trades. In addition, the Funds reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for each Fund is calculated by dividing that Fund’s net assets by its Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates by the Fund’s Valuation Designee (defined below), under guidelines established by the Board.

Fair Value Pricing

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from

50

brokers and dealers or independent pricing services are unreliable. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Dividends, Distributions, and Taxes

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. Each Fund expects to declare and pay distributions, if any, annually, however it may declare and pay distributions more or less frequently. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Fund annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own a Fund’s Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of that Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

For taxable investors, distributions of a Fund’s taxable income or gain are taxable whether reinvested in Shares or received in cash.

Taxes

Each Fund intends to elect to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are “United States persons” (within the meaning of the Code) holding Shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in a Fund’s Shares.

Unless your investment in a Fund’s Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell your Shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income (as discussed below). Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares of a Fund. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by that Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long- term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares of a Fund.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both such Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends

51

that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities, if any.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by such Fund from U.S. corporations, provided holding period and other requirements are met by both such Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities, if any.

If a Fund were to retain any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

A Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Funds.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of Shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares of a Fund). Income from U.S. treasury securities are generally exempt from state and local taxes. Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your Shares.

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold

For federal income tax purposes, any gain or loss realized upon a sale of Shares of a Fund generally is treated as a capital gain or loss and as a long-term capital gain or loss if those Shares have been held for more than 12 months and as a short-term capital gain or loss if those Shares have been held for 12 months or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid or undistributed capital gains deemed paid with respect to such Shares of a Fund. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired (or the shareholder enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Shares. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of Shares of a Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the Shares.

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

Properly reported distributions by a Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by a Fund in respect of such Fund’s “qualified net interest income” (i.e., such Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by a Fund in connection with such Fund’s “qualified short-term gains” (generally, the excess of such Fund’s net short-term capital gains over such Fund’s long-term capital losses for such tax year). However, depending on the circumstances, a Fund may report all, some or none of such Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

If a Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by such Fund on deemed capital gain distributions.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of Funds’ Shares, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on Capital Gain Dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from that Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Funds are generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in any of the Funds.

Backup Withholding

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares of a Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

53

The Company on behalf of the Funds has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of any of the Funds and if, pursuant to Section 351 of the Code, any of the Funds would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of a Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of a Fund are acquired (or the AP enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

The Funds may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Funds may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind, which would generally not give rise to a taxable gain or loss for the Fund. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on a Fund’s distributions and sales of Shares of a Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of the Funds under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

Distribution

The Distributor, Quasar Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Additional Considerations

Payments to Financial Intermediaries

The Adviser and its affiliates, out of their own resources and without additional cost to the Funds or their shareholders, may pay intermediaries, including affiliates of the Adviser, for the sale of Funds’ Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Shares of the Funds available to their customers generally and in investment programs. The Adviser and its affiliates may also reimburse expenses or make payments from their own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Fund.

54

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares of any of the Funds, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

Premium/Discount Information

Information regarding how often each of the Fund’s Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available, free of charge, on the Funds’ website at www.fminvest.com.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Funds’ Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Funds are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Funds’ Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

Additional Information

The Funds enter into contractual arrangements with various parties, including, among others, the Funds’ Adviser, who provides services to the Funds. Shareholders are not parties to, nor intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase Shares of any of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

55

Financial Highlights

The table below sets forth certain financial information for the period indicated for the F/m Compoundr High Yield Bond ETF and F/m Compoundr U.S. Aggregate Bond ETF. Total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements and has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm. This information should be read in conjunction with the Funds’ financial statements, which, together with the report of the Funds’ independent registered public accounting firm, are included in the Funds’ annual report, which is available upon request.

No financial information is available for the F/m Compoundr U.S. Treasury 10-Year Note ETF as such Fund had not commenced operations prior to the fiscal year ended August 31, 2025.

56

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

F/m Compoundr High Yield Bond ETF	PERIOD ENDED AUGUST 31,
2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$50.00
INVESTMENT OPERATIONS:
Net investment loss(b)	(0.01)
Net realized and unrealized gain (loss) on investments(d)	0.39
Total from investment operations	0.38
Net asset value, end of period	$50.38
TOTAL RETURN(e)	0.77%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,008
Ratio of expenses to average net assets(f)(g)	0.49%
Ratio of net investment income (loss) to average net assets(c)(f)	(0.49)%
Portfolio turnover rate(e)(h)	0%

(a)	Inception date of the Fund was August 11, 2025
(b)	Net Investment income per share has been calculated based on average shares outstanding during the period.
(c)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

(d)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)

These ratios exclude the impact of expenses of the underlying exchange traded funds in which the Fund invests. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.

(h)	Portfolio turnover rate excludes in-kind transactions

57

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

F/m Compoundr U.S. Aggregate Bond ETF	PERIOD ENDED AUGUST 31,
2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$100.00
INVESTMENT OPERATIONS:
Net investment loss(b)(c)	(0.02)
Net realized and unrealized gain (loss) on investments(d)	0.46
Total from investment operations	0.44
Net asset value, end of period	$100.44
TOTAL RETURN(e)	0.44%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$3,515
Ratio of expenses to average net assets(f)(g)	0.39%
Ratio of net investment income (loss) to average net assets(f)	(0.39)%
Portfolio turnover rate(e)(h)	0%

(a)	Inception date of the Fund was August 11, 2025
(b)	Net Investment income per share has been calculated based on average shares outstanding during the period.
(c)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

(d)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)

These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.

(h)	Portfolio turnover rate excludes in-kind transactions.

58

INVESTMENT ADVISER

F/m Investments LLC
3050 K Street NW, Suite 201
Washington, DC 20007

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street

Milwaukee, Wisconsin, 53201-0701

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

UNDERWRITER

Quasar Distributors, LLC

190 Middle Street, Suite 100

Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

For More Information

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the Funds’ investments will be included in the Funds’ annual and semiannual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its most recently completed fiscal year. The Funds’ annual reports and semi-annual reports to shareholders will be available at the Funds’ website at www.fminvest.com or by calling 1-800-617-0004.

Statement of Additional Information

The SAI dated December 31, 2025 provides more details about each Fund and its policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semiannual and annual reports (when available). To obtain a free copy of the SAI, semiannual or annual reports or if you have questions about the Funds:

By Internet

Go to www.fminvest.com.

By Telephone

Call 1-800-617-0004 or your securities dealer.

From the SEC

Information about the Funds (including the SAI) and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-05518

F/m Compoundr High Yield Bond ETF (CPHY)

F/m Compoundr U.S. Treasury 10-Year Note ETF (CPX)

 F/m Compoundr U.S. Aggregate Bond ETF (CPAG)

Each a series of The RBB Fund, Inc.

3050 K Street NW, Suite 201

Washington, DC 20007

Statement of Additional Information
Dated December 31, 2025

F/m Compoundr High Yield Bond ETF, F/m Compoundr U.S. Treasury 10-Year Note ETF, and/or F/m Compoundr U.S. Aggregate Bond ETF (each a “Fund” and together the “Funds”) are diversified series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

F/m Investments LLC serves as the investment adviser (the “Adviser”) to each Fund.

Information about each Fund is set forth in the prospectus dated December 31, 2025 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Funds’ Annual and Semi-Annual Reports, please call 1-800-617-0004. The financial statements and notes contained in the annual report on Form N-CSR will be incorporated by reference into this SAI. No other part of the annual report will be incorporated by reference herein.

This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and the Company, and it should be read in conjunction with the Prospectus.

Fund History	1
Investment Policies and Practices	1
Investment Restrictions	11
Exchange Listing and Trading	12
Management of the Company	14
Code of Ethics	24
Principal Holders	24
Investment Advisory Agreement	24
Portfolio Managers	26
Underwriter	27
Purchase and Redemption of Creation Units	28
Portfolio Holdings Information	35
Determination of Net Asset Value	36
Dividends, Distributions, and Taxes	38
Portfolio Transactions and Brokerage	40
Securities Lending	41
Proxy Voting Procedures	42
Payments To Financial Intermediaries	42
Additional Information Concerning Company Shares	43
General Information	44
Financial Statements	45
Appendix A	A-1
Appendix B	B-1

FUND HISTORY

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares of the F/m Compoundr High Yield Bond ETF, F/m Compoundr U.S. Treasury 10-Year Note ETF, and F/m Compoundr U.S. Aggregate Bond ETF. F/m Investments LLC (the “Adviser”) serves as the investment adviser to each Fund.

The investment objective of each Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its corresponding benchmark index (“Underlying Index”):

Fund	Underlying Index
F/m Compoundr High Yield Bond ETF	Nasdaq Compoundr High-Yield Corporate BondTM Index (NCPHYTM)
F/m Compoundr U.S. Treasury 10-Year Note ETF	Nasdaq Compoundr 10yr U.S. Treasury BondTM Index (NCPXTM)
F/m Compoundr U.S. Aggregate Bond ETF	Nasdaq Compoundr U.S. Aggregate BondTM Index (NCPAGTM)

Each Fund offers and issues shares at its net asset value (“NAV”) per share (“Shares”) only in aggregations of a specified number of Shares (each a “Creation Unit”). Each Fund also generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Shares of the Funds are intended to be listed on the The Nasdaq Stock Market LLC (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from a Fund’s NAV. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. Creation Units generally consist of 10,000 Shares, though this may change from time to time.

Shares of a Fund may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. The Funds may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

INVESTMENT POLICIES AND PRACTICES

The Funds’ investment objectives and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by the Funds as part of its non-principal investment strategy. The following information supplements, and should be read in conjunction with, the Prospectus.

1

With respect to the Funds’ investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, any of the Funds may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with that Fund’s objective.

There can be no guarantee that the Funds will achieve their investment objectives. The Funds may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Funds’ Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and limitations.

Principal Investment Policies and Risks

Cash Equivalents and Short-Term Investments

The Funds may invest in cash, cash equivalents, and a variety of short-term instruments in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such instruments for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. During such periods, a Fund may not be able to achieve its investment objective.

Short-term instruments include obligations of the U.S. government or its agencies or instrumentalities (see “U.S. Government Securities” below) and, without limitation, the following:

(1) Certificates of Deposit. The Funds may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to a Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

(2) Bankers’ Acceptances. The Funds may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(3) Repurchase Agreements. The Funds may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Funds to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to certain obligations. For the Funds, collateral may consist of any fixed income security which is an eligible investment for the Funds entering into the repurchase agreement. The Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Funds will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Funds are entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Funds could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

2

(4) Bank Time Deposits. The Funds may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(5) Eurodollar and Yankee Instruments. The Funds may invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, a Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

(6) Money Market Funds and Short-Term Debt Funds. The Funds may invest in money market funds. The Funds will each bear their proportionate share of the money market fund’s fees and expenses (see “Other Investment Companies” below). The Funds may hold securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less.

(7) Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which are transactions in which a Fund sells a security and simultaneously agrees to repurchase that security from the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

Reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities such Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

3

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if a fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Funds have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which a Fund may engage in derivative transactions could limit or prevent a Fund from using certain instruments.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), a Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Company (“Board”), certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which a Fund is carrying the investments. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, a Fund will be exposed to a greater liquidity risk.

4

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Inflation-Protected Securities

Each Fund may invest in inflation-protected securities. Inflation-protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation-protected securities issued by the U.S. Treasury (also known as “TIPS”) have maturities of varying durations. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation-protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

5

While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation-protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in the principal amount of an inflation-protected security will be considered taxable income to a Fund, even though a Fund does not receive its principal until maturity.

Lending Portfolio Securities

A Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of a Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. A Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. A Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice, or by the Company on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Company may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and a Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover a Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Funds.

When voting or consent rights that accompany loaned securities pass to the borrower, the Company will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. A Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities.

6

LIBOR Transition Risk

Many financial instruments were historically tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. As of June 30, 2023, almost all settings of LIBOR have ceased to be published, except that certain widely used U.S. dollar LIBORs will continue to be published on a temporary, synthetic and non- representative basis through at least September 30, 2024. In some instances, regulators have restricted new use of LIBORs prior to the date when synthetic LIBORs will cease to be published. SOFR, which has been used increasingly on a voluntary basis in new instruments and transactions, is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market.

On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act, which provides a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The transition away from LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

Other Investment Companies

Each Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and exchange-traded funds (“ETFs”) registered under the 1940 Act that invest primarily in Fund eligible investments. Under the 1940 Act, a Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of such Fund’s total assets with respect to any one investment company; and 10% of such Fund’s total assets in the aggregate. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022.

ETFs in which a Fund may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Funds’ Shares could also be substantially and adversely affected.

7

If a Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Funds’ expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the Funds, but also with the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their NAVs. Shares acquired at a premium to their NAV may be more likely to subsequently decline in price, resulting in a loss to the Funds and their shareholders.

U.S. Government Securities

Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero-coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

8

Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets and ultimately the Funds.

When-Issued and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of a Fund’s total assets that are subject to market risk, resulting in increased sensitivity of NAV to changes in market prices. A seller’s failure to deliver securities to a Fund could prevent a Fund from realizing a price or yield considered to be advantageous.

When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, a Fund will segregate cash or liquid securities in an amount sufficient to meet a Fund’s purchase commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Zero-Coupon and Step Coupon Securities

Each Fund may invest in zero-coupon and step coupon securities. Zero-coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero-coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the “Code”).

Temporary Investments

During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by Standard & Poors or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

9

Portfolio Turnover

Portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. A higher portfolio turnover rate would result in higher brokerage costs to a Fund and could also result in the realization of larger amounts of capital gains, including short-term capital gains. Capital gains are generally taxable when distributed to shareholders, and distributions of short-term capital gains are generally taxable at ordinary income tax rates.

Pandemic Risk

Disease outbreaks that affect local economies or the global economy may materially and adversely impact a Fund and/or the Adviser’s business. For example, uncertainties regarding the novel Coronavirus (“COVID-19”) outbreak resulted in serious economic disruptions across the globe. The COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect the Funds’ performance.

Cyber Security Risk

A Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting a Fund, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact a Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value. While each Fund and its service providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, a Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to a Fund and the Adviser.

10

RIC Compliance Risk

Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of such Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, such Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Company has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of that Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of a Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.

As a matter of fundamental policy, each Fund may not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that each Fund (1) will concentrate its investments in shares of affiliated and unaffiliated underlying funds that are registered under the Investment Company Act of 1940, more specifically, underlying ETFs (together, the “Underlying Funds”), and (2) may not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that each Fund may concentrate to approximately the same extent as its Underlying Funds in any industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. For the purposes of this restriction, industry classifications are determined for the Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard (GICS). The Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Fund. The Fund may invest in underlying funds or ETFs that may concentrate their assets in one or more industries. The Fund will consider the investments of the underlying funds and ETFs in which it invests in determining compliance with this fundamental restriction.

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

11

1	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

2	Make loans, except to the extent permitted under the 1940 Act.

3	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent a Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.

4	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

5	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act. Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

6	With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of a Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by a Fund.

Non-Fundamental Policies

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors. Each Fund may not:

1	Acquire any illiquid investment if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously. If the percentage of a Fund’s net assets invested in illiquid investments exceeds 15% due to market activity or changes in a Fund’s portfolio, a Fund will take appropriate measures to reduce its holdings of illiquid investments as soon as reasonably practicable, in a manner consistent with prudent management and the interests of a Fund.

12

EXCHANGE LISTING AND TRADING

Shares of the F/m Compoundr U.S. Treasury 10-Year Note ETF are intended to be listed for trading and trade throughout the day on the Exchange and Shares of the F/m Compoundr High Yield Bond ETF and F/m Compoundr U.S. Aggregate Bond ETF are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that a Fund will meet or continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares of a Fund under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding (a) the description of a Fund; (b) limitations on a Fund’s portfolio holdings or reference assets; (c) dissemination and availability of the intraday indicative values; or (d) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if, following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of Shares of a Fund; (iv) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of a Fund.

The Company reserves the right to adjust the price levels of its Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for each Fund as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

13

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors, Advisory Board Members and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

14

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).

15

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126

Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 65	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A

16

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

17

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

18

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

19

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Funds and in all of the portfolios of the Company and The RBB Fund Trust (together, the "Fund Complex") (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTOR
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(2)	None	$10,001-$50,000

(1)	F/m Compoundr High Yield Bond ETF and F/m Compoundr U.S. Aggregate Bond ETF commenced operations on August 11, 2025.
(2)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

The F/m Compoundr U.S. Treasury 10-Year Note ETF had not commenced operations prior to the date of this SAI.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

20

Directors’, Advisory Board Members' and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $0 from the Funds and $1,060,000 in aggregate from all series of the Fund Complex for its services. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary, and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Company and The RBB Fund Trust, in the following amounts:

21

Name of Director/Officer	Aggregate Compensation from the Funds(1)	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$0	N/A	N/A	$406,250
Lisa A. Dolly, Director	$0	N/A	N/A	$363,750
Nicholas A. Giordano, Director	$0	N/A	N/A	$369,250
Arnold M. Reichman, Director and Chair	$0	N/A	N/A	$476,750
Robert A. Straniere, Director(2)	$0	N/A	N/A	$101,250
Martha A. Tirinnanzi, Director	$0	N/A	N/A	$336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$0	N/A	N/A	$466,750
Brian T. Shea, Director	$0	N/A	N/A	$380,500
Disinterested Advisory Board Members
Eugene Podsiadlo(3)	$0	N/A	N/A	$0
Officers:
Steven Plump, President	$0	N/A	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$0	N/A	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$0	N/A	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$0	N/A	N/A	$200,000

(1)	The F/m Compoundr High Yield Bond ETF and F/m Compoundr U.S. Aggregate Bond ETF commenced operations on August 11, 2025.
(2)	Mr. Straniere retired from his role as a Director effective January 2025.
(3)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

The F/m Compoundr U.S. Treasury 10-Year Note ETF had not commenced operations prior to the date of this SAI.

22

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Director Emeritus	Aggregate Compensation from the Funds(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex
Julian Brodsky	$0	N/A	$106,250
Robert Straniere	$0	N/A	$84,375

(1)	The F/m Compoundr High Yield Bond ETF and F/m Compoundr U.S. Aggregate Bond ETF commenced operations on August 11, 2025

The F/m Compoundr U.S. Treasury 10-Year Note ETF had not commenced operations prior to the date of this SAI.

CODE OF ETHICS

The Company, the Adviser, and Quasar Distributors, LLC (the “Distributor”), have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Funds, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Funds’ investment activities.

23

PRINCIPAL HOLDERS

Any person owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Principal holders are persons who own 5% or more of the outstanding shares of a Fund. As of December 1, 2025, the Company does not have information regarding the record or beneficial ownership of shares of the Funds held in the names of DTC participants, as DTC has not provided the Company with access to such information.

As of December 1, 2025, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement

The Adviser is a Delaware limited liability company with offices at 3050 K Street NW, Suite 201, Washington, DC 20007. Three officers of the Company own an indirect, minority interest in the Adviser. The Adviser is a majority owned subsidiary F/m Managers Group, LP (“FMG”), which is a wholly owned subsidiary of 1251 Capital, Inc., which is a financial services holding company.

The Adviser provides investment advisory services to each Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of each Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Adviser manages each Fund’s investments in accordance with the stated policies of the Funds, subject to the supervision of the Board. The Adviser provides such additional administrative services as the Company may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Company.

Pursuant to the terms of the Advisory Agreement, in consideration of the services provided by the Adviser, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of a Fund’s average daily net assets during the month, as described in the table below. From the unitary management fee, the Adviser pays most of the expenses of each Fund, including transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

24

The Adviser receives an advisory fee from the Funds at an annual rate of each Fund’s average daily net assets as indicated in the following table.

Fund	Contractual Advisory Fee
F/m Compoundr High Yield Bond ETF	0.49%
F/m Compoundr U.S. Treasury 10-Year Note ETF	0.34%
F/m Compoundr U.S. Aggregate Bond ETF	0.39%

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.25% of average daily net assets of the F/m Compoundr High Yield Fund and F/m Compoundr U.S. Aggregate Fund. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause each Fund’s net Total Annual Fund Operating Expenses to exceed 0.25%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, and may not be terminated prior to that date without the approval of the Board of the Company.

For the fiscal year ending August 31, 2025, the Funds paid the following advisory fees, including waivers and reimbursements, to the Adviser (as applicable):

Fiscal Year Ended August 31, 2025	Advisory Fees (before waivers and reimbursements)	Waivers	Reimbursements
F/m Compoundr High Yield Bond ETF	$256	$0	$0
F/m Compoundr U.S. Aggregate Bond	$380	$0	$0

(1)	The Funds commenced operations on August 11, 2025.

The F/m Compoundr U.S. Treasury 10-Year Note ETF had not commenced operations prior to the date of this SAI.

PORTFOLIO MANAGERS

John Han, Kevin Conrath, Marcin Zdunek, Peter Baden, and Alexander Morris are the portfolio managers responsible for investment-related services provided to the Funds. The following table provides information regarding accounts managed by each portfolio manager as of August 31, 2025.

25

Portfolio Manager; Other Accounts	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets	Number	Assets
John Han
Registered Investment Companies	6	$211 million	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	6	$17 million	0	0
Kevin Conrath
Registered Investment Companies	3	$56 million	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	698	$3.8 billion	0	0
Marcin Zdunek
Registered Investment Companies	14	$8.0 billion	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	0	$0	0	0
Peter Baden
Registered Investment Companies	13	$7.9 billion	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	3,799	$1.6 billion	0	0
Alexander Morris
Registered Investment Companies	11	$8 billion	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	0	$0	0	0

Portfolio Manager Compensation

The compensation structure for the portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of the Adviser. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses are not based upon criteria such as performance of the Funds or the value of assets included in the Funds’ portfolio.

Material Conflicts of Interest

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated. In accordance with the Adviser’s trade rotation policy, there will be cases where a Fund will trade after other accounts.

26

Ownership of Fund Shares by the Portfolio Managers

Securities ownership. As of August 31, 2025, each portfolio manager that retained decision making authority over a Fund’s management beneficially owned the following dollar range of shares for the following Funds :

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of 8/31/25
F/m Compoundr High Yield Bond ETF
John Han	None
Marcin Zdunek	None
Kevin Conrath	None

F/m Compoundr U.S. Aggregate Bond ETF
Peter Baden	$1 - $10,000
Marcin Zdunek	None
Kevin Conrath	None

The F/m Compoundr U.S. Treasury 10-Year Note ETF had not commenced operations prior to the date of this SAI.

UNDERWRITER

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), located at 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as each Fund’s principal underwriter and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 10,000 shares. The Distributor will not distribute Shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of a Fund, on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board of Directors, including a majority of the Independent Directors, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

27

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Company issues and sells Shares of a Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of each Fund’s Shares is calculated each Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. A Fund will not issue fractional Creation Units. A Business Day is any day on which the NYSE is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication of a Fund and a Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through the National Securities Clearing Corporation ("NSCC"), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

28

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objectives of a Fund.

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

CASH PURCHASE METHOD. The Company may at its discretion permit full or partial cash purchases of Creation Units of a Fund in instances permitted by the exemptive relief the Adviser is relying on in offering a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units in the manner set forth and by the time(s) designated in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

29

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed on any day, a Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to each Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of a Fund.

The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern Time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern Time on the Settlement Date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to a Fund for losses, if any, resulting from unsettled orders.

30

Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time. Aps will be liable to the Company for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by a Fund, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of a Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. A Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for a Fund. A Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for a Fund is $300.

31

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because a Fund’s Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with a Fund’s Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of a Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

32

CASH REDEMPTION METHOD. Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of a Fund, when full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. A Fund may incur costs such as brokerage costs or taxable gains or losses that a Fund might not have incurred if the redemption had been made in-kind. These costs may decrease a Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if a Fund had effected redemptions wholly on an in-kind basis.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. A Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for a Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company. The Non-Standard Charges are payable to a Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for a Fund is $300.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

33

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

34

Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of a Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of each Fund, a policy relating to the selective disclosure of a Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of a Fund’s shareholders. The policies relating to the disclosure of a Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to a Fund’s operation without compromising the integrity or performance of a Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose a Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

A Fund’s entire portfolio holdings will be publicly disseminated each business day and may be available through financial reporting and news services including publicly available internet websites.

The Company may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; Fund Services, the administrator, accounting agent and transfer agent; Cohen & Company, Ltd., the Funds’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Funds’ proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

35

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and, (ii) financial consultants to assist them in determining the suitability of a Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of a Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the CCO as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to a Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third-party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Funds’ Prospectus titled “HOW TO BUY AND SELL SHARES.”

NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem Shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day.

NAV per Share is computed by dividing the value of a Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of that Fund’s Shares outstanding. In computing NAV, securities are valued at market value as of the applicable NAV determination time. The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (defined below) in calculating the Funds’ NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”). If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Valuation Designee determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by a Fund. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

36

The values of securities held by the Funds and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by a Fund or its liabilities, such securities and liabilities will be valued at fair value by the Adviser, as the Funds’ Valuation Designee, in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect each Fund and its shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Company each fiscal year to distribute substantially all of a Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of a Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

37

Dividend Reinvestment Service

The Funds will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by a Fund at NAV. Distributions reinvested in additional Shares of a Fund will nevertheless be taxable to beneficial owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

Taxes – General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of the Prospectus and this SAI, respectively. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which that Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which that Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of that Fund’s total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies)of (1) any one issuer, (2) two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough and such Fund does not satisfy the 90% distribution requirement described above, such Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions of capital gains) to the extent of a Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

38

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Each of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and a Fund’s status as a regulated investment company. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

A Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by such Fund.

Loss Carryforwards

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years.

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

39

The Adviser may serve as an investment adviser to other clients, including private investment companies, and the Adviser may in the future act as an investment adviser to other registered investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Funds and others whose assets are managed by the Adviser in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Funds.

The policy of the Funds regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds’ policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Funds’ policies, the Adviser, through a brokerage or an outsourced trading desk, conducts trades on behalf of the Funds and effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services to the Adviser and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Company directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

During the following fiscal period, the following Funds incurred brokerage commissions as follows:

Fund	Fiscal Period Ended August 31, 2025(1)
F/m Compoundr High Yield Bond ETF	$403
F/m Compoundr U.S. Aggregate Bond ETF	$380

40

(1)	The Funds commenced operations on August 11, 2025.

The F/m Compoundr U.S. Treasury 10-Year Note ETF had not commenced operations prior to the date of this SAI.

SECURITIES LENDING

Securities Finance Trust Company (otherwise known as and referred to herein as “eSecLending”) serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a Securities Lending Agency Agreement entered into between the Funds and eSecLending.

As securities lending agent, eSecLending is responsible for marketing to approved borrowers available securities from the Funds’ portfolio. eSecLending is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines.

eSecLending receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

The Funds did not engage in securities lending activities as of the fiscal period ended August 31, 2025.

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds (“portfolio proxies”) to the Adviser, subject to the Board’s continuing oversight.

Policies of the Adviser

The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Adviser. The Adviser’s proxy voting policies and procedures are set forth in Appendix B.

Each Fund may invest its assets in debt securities, which generally do not issue proxies. However, a Fund may also invest in other types of securities that may issue proxies.

More Information

The Company is required to disclose annually the Funds’ complete proxy voting record on Form N-PX. The Funds’ proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling 1-800-617-0004. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

41

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with a Fund, its service providers or their respective affiliates, as incentives to help market and promote a Fund and/or in recognition of its distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund Shares or provide services to a Fund, the Distributor or shareholders of a Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about a Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund Shares; providing marketing and educational support; maintaining Share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund Shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in each Fund has an equal proportionate interest in the assets belonging to that Fund with each other share that represents an interest in that Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

42

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

GENERAL INFORMATION

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

43

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm of the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) of the Funds’ assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Custodian and the Administrator are affiliates.

As of the fiscal period ended August 31,2025, the Funds did not pay administration and accounting fees to Fund Services.

Legal Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

44

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the F/m Compoundr High Yield Bond ETF and F/m Compoundr U.S. Aggregate Bond ETF annual report to Shareholders on Form N-CSR for the fiscal period ended August 31, 2025 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the annual report are incorporated by reference herein. The financial statements included in the annual report have been audited by the Funds’ independent registered public accounting firm Cohen & Company, Ltd., whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the annual report may be obtained at no charge by telephoning the Transfer Agent at the telephone number appearing on the front page of this SAI.

The F/m Compoundr U.S. Treasury 10-Year Note ETF had not commenced operations prior to the date of this SAI. Shareholders of this Fund will be informed of their Fund’s progress through periodic reports when those reports become available.

45

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

A-1

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

[1]	A long-term rating can also be used to rate an issue with short maturity.

A-2

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar® DBRS Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

A-3

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

A-4

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

A-5

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

A-6

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

A-7

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

A-8

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

A-9

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-10

APPENDIX B

F/m Investments LLC (“FMI” or the “Adviser”) may vote proxies for certain advisory clients if that responsibility is specifically accepted by FMI in the advisory agreement between FMI and the client. Regardless, a client always has the right to vote their own proxies. A client can exercise this right by instructing FMI in writing to not vote proxies in the client’s account. In addition, where FMI has proxy voting authority but a client desires to direct FMI on how to vote a particular proxy, clients should contact FMI at the address below.

If the client agreement is entered into by a trustee or other fiduciary on behalf of an employee retirement income plan subject to the Employee Retirement Income Security Act (“ERISA”), including a person meeting the definition of “fiduciary” under ERISA, the trustee or other fiduciary generally retains the right and obligation to vote proxies. In such cases, the Adviser is generally precluded from voting proxies for the plan.

The Adviser’s proxy voting procedures provide that it votes proxies in its clients’ interests, and that if it identifies a material conflict of interest between itself and the client, it will vote based upon the recommendation of an independent third party. In certain circumstances, in accordance with an investment advisory contract, or other written directive, or if the Adviser has determined that it is in the client’s best interest, it may refrain from voting proxies.

Upon written request, a client will be provided with FMI’s proxy voting policies and procedures. Clients may also request, in writing, copies of records regarding how FMI voted their securities. Written requests must be addressed to Chief Compliance Officer, 3050 K Street NW, Suite 201, Washington DC 20007.

B-1

PROSPECTUS
December 31, 2025

F/m High Yield 100 ETF (ZTOP)

A series of The RBB Fund, Inc.

3050 K Street NW, Suite 201
Washington, DC 20007

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section	1
F/m High Yield 100 ETF (ZTOP)	1
Additional Information about the Fund	11
Management of the Fund	24
How to Buy and Sell Shares	25
Dividends, Distributions, and Taxes	26
Distribution	30
Additional Considerations	30
Financial Highlights	31
For More Information	34

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the F/m High Yield 100 ETF (the “Fund”), or The RBB Fund, Inc. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

SUMMARY SECTION – F/m High Yield 100 ETF (ZTOP)

Investment Objective

The investment objective of the F/m High Yield 100 ETF (the “F/m High Yield 100 Fund” or the “Fund”) is to seek investment results, that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg U.S. High Yield Top 100 Quality Select Equal Weighted Index (I39255US).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the F/m High Yield 100 Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.39%
Distribution (12b-1) Fees	None
Other Expenses(1)	None
Total Annual Fund Operating Expenses	0.39%

(1)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$40	$125	$219	$493

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover may vary from year-to-year, as well as within a year. During the period from April 14, 2025 (the date on which the Fund commenced investment operations) through August 31, 2025, the portfolio turnover rate of the Fund was 4% of the average value of its portfolio.

Principal Investment Strategies

The F/m High Yield 100 Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Bloomberg U.S. High Yield Top 100 Quality Select Equal Weighted Index (the “Underlying Index”), a subset of the Bloomberg U.S. Corporate High Yield Index (the “Parent Index”), which is designed to measure the performance of select below-investment grade bonds issued by the 100 largest issuers based on market capitalization. The Parent Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and classifies securities as “high yield” if the middle rating of Moody’s® Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Standard & Poor’s® Financial Services LLC (“S&P”) is, respectively, Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, as defined by the Parent Index, are excluded. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in high yield bonds issued by the 100 largest issuers based on market capitalization, which have at least $300 million in outstanding face value. For purposes of this policy, bonds are considered “high yield” if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below, respectively.

1

The Adviser uses a representative sampling indexing strategy in seeking to achieve the Fund’s investment objective. Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing substantially all of its assets in the securities of issuers comprising the Underlying Index and in securities that the Adviser believes to have economic characteristics substantially identical to such securities. The Fund may invest in securities of both U.S. and non-U.S. issuers, and the Adviser expects that the Fund will invest primarily in the securities of issuers domiciled in the U.S. and other developed markets.

In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index, cash and cash equivalents and/or money market instruments, such as repurchase agreements and money market funds. To the extent the Underlying Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying Index.

The Underlying Index and Parent Index

The Underlying Index was created in January 2025, with history backfilled to January 1, 2007, by Bloomberg Index Services Limited (the “Index Provider”). The Underlying Index is comprised of 100 below investment-grade corporate bonds selected by the Index Provider that (i) are included in the Parent Index and (ii) have at least $300 million of outstanding face value. In composing the Underlying Index, the Index Provider excludes from the Parent Index pay-in-kind (PIK) bonds, zero-coupon bonds and enhanced equipment trust certificate bonds. Of the remaining qualifying securities in the Parent Index, the Index Provider selects the 100 largest issuers of high-yield debt based on market capitalization. Next, the Index Provider selects one bond per issuer based on the priority of (1) credit rating (ranked from best to worst), (2) coupon (ranked from highest to lowest), and (3) time since issue (ranked from most recent to oldest).

The Underlying Index is reconstituted and rebalanced by the Index Provider at each month-end and holds 100 constituents weighted equally. As of December 1, 2025, the Underlying Index was most concentrated in securities of companies in the communications and consumer cyclical sectors, based on the Level 3 Bloomberg Fixed Income Classification, which comprised approximately 16% and 15% respectively of the Underlying Index as of that date. Because the Underlying Index is reconstituted and rebalanced monthly, the constituent components of the Underlying Index are likely to change over time.

The Parent Index was created by the Index Provider in 1998, with history backfilled to July 1, 1983. The Parent Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as “high yield” if the middle rating of Moody’s, Fitch and S&P is BA1 (Moody’s)/BB+ (Fitch)/BB+ or below (S&P). When a rating from only two agencies is available, the lower rating is used; when only one agency rates a bond, that rating is used. The Parent Index consists of corporate bonds of both U.S. and non-U.S. issuers that have a remaining maturity of greater than or equal to one year, have been publicly issued in the U.S. domestic market, are fully taxable, and have $150 million or more of outstanding face value. The securities in the Parent Index are denominated in U.S. dollars and, with limited exception, are fixed rate. The Parent Index includes: (i) PIK and toggle notes, (ii) bullet, putable, sinkable/amortizing and callable bonds, (iii) original issue zero coupon bonds and (iv) fixed-rate and fixed-to-float (including fixed-to-variable) capital securities. Excluded securities include debt issued by emerging markets corporate issuers, defaulted bonds, contingent capital securities, bonds with equity type features, partial PIK bonds, Eurodollar issues, inflation-linked bonds, floating-rate issues, private placements, retail bonds, structured notes, pass-through certificates, and illiquid securities with no available pricing. The Parent Index is market value-weighted, and the securities included in the Parent Index are updated by the Index Provider at each month-end.

Additional information regarding the Underlying Index, including its value, is available at https://assets.bbhub.io/professional/sites/27/Bloomberg-U.S.-High-Yield-Top-100-Quality-Select-Equal-Weighted-Index.pdf.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

2

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at various times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.

●

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

●

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objectives.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, industries, project types, or asset class.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities, including with respect to Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by such Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. While the Fund and the Adviser have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Further, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, or issuers of securities in which the Fund invests. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber-failures.

●

Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on

3

its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer- duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities. As interest rates rise, the value of a bond will fall in direct proportion to its duration and conversely, as interest rates fall, the value of a bond will increase in direct proportion to its duration. Therefore, the longer a bond’s duration (measured in years), the more sensitive its price will be to interest rate changes.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Shares trade on a stock exchange at prices at, above, or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. Any of these factors, among others, may lead to the Shares trading at a premium or discount to NAV.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s Share price and increase the Fund’s liquidity risk, expenses and/or taxable distributions.

4

●

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests.

●

Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in, or which are exposed to, the affected region. Also, current military conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

●

High Portfolio Turnover Risk. In seeking to track the Underlying Index, the Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark- ups and other transaction costs, which could reduce the Fund’s return.

●

High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by S&P or “Baa3” by Moody’s), or are unrated, may be deemed speculative and may be more volatile than higher rated securities of similar maturity with respect to the issuer’s continuing ability to meet principal and interest payments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

●

Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund will have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their Shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s Shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s Shares trading at a premium or discount to NAV.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in

5

accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party Provider and may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

●

Inflation Risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates, which may negatively affect the value of debt instruments held by the Fund and have a negative impact on the Fund’s performance and NAV. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

●

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

●

Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment-grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. As the Fund’s portfolio will not typically replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

6

●

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investments in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, or financial events, public health crises (such as epidemics or pandemics), or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. As a result, an investor could lose money over short or long periods of time.

●

Market Price Risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Fund’s Shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund Shares.

●

New Fund Risk. The Fund is a newly organized, management investment company with a limited operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Non-U.S. Securities Risk. Securities issued by non-U.S. issuers are subject to different legal, regulatory, political, economic, and market risks than securities issued by U.S. issuers. These risks include greater market volatility, less market liquidity, higher transaction costs, expropriation, confiscatory taxation, adverse changes in foreign investment or currency control regulations, restrictions on the repatriation of capital, and political instability. Non-U.S. issuers may be subject to different accounting, audit and financial reporting standards than U.S. issuers, and there may be less publicly available information about non-U.S. issuers. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the Fund may be limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the U.S. Foreign market trading hours, different clearing and settlement procedures, and holiday schedules may limit the Fund’s ability to engage in portfolio transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

7

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Although the Fund is permitted to invest up to 100% of its assets in money market instruments during unusual economic or market conditions, the Adviser generally does not attempt to invest the Fund’s assets in defensive positions.

●

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

●

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund Shares or receive less than the market value when selling Fund Shares.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Restricted Securities/Rule 144A Securities Risk. The Fund may invest in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●	Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

8

●

Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker-dealers. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m High Yield 100 Fund
John Han, CFA®, CPA® (inactive)	VP, Head of Leveraged Credit, Portfolio Manager	Inception
Barry Julien, CFA®	MD, Chief Investment Officer, Fixed Income	Inception
Kevin Conrath	VP, Portfolio Manager	Inception

Purchase and Sale of F/m High Yield 100 Fund Shares

Shares are intended to be listed on The Nasdaq Stock Market, LLC a national securities exchange (the “Exchange”), and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fminvest.com.

9

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax- deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

10

Additional Information about the Fund

Investment Objective

The investment objective of the F/m High Yield 100 Fund is as described in the “Investment Objectives” section of the Summary. The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Fund	Underlying Index
F/m High Yield 100 Fund	Bloomberg U.S. High Yield Top 100 Quality Select Equal Weighted Index

Portfolio Composition

The Fund has a policy to invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the types of investment shown next to the Fund’s name in the table below (the “80% Policy”).

Fund	Type of Investment for Purposes of 80% Policy
F/m High Yield 100 Fund

Under normal market conditions, the Adviser seeks to achieve the Fund’s objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in high yield bonds issued by the 100 largest issuers based on market capitalization, which have at least $300 million in outstanding face value. For purposes of this policy, bonds are considered “high yield” if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below, respectively.

The Fund’s 80% Policy is non-fundamental and can be changed by the Board upon 60 days’ prior notice to shareholders. The Fund must comply with its 80% Policy at the time that the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, the Fund would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy.

Additional Principal Investment Strategies for the Fund

The Adviser uses a passive or indexing approach in seeking to achieve the Fund’s investment objective. Unlike many investment companies, the Fund seeks to track the performance of its Underlying Index even when markets decline or appear overvalued. Indexing will eliminate the chance that the Fund will substantially outperform its Underlying Index, but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively-managed investment companies.

The Adviser utilizes a representative sampling indexing strategy to manage the Fund’s portfolio. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to that of the Fund’s Underlying Index. Under normal market conditions, the Fund generally invests substantially all of its assets in the securities comprising its Underlying Index and in securities that the Adviser believes to have economic characteristics substantially identical to those of the securities that comprise the Fund’s Underlying Index. The securities selected by the Adviser for inclusion in the Fund’s portfolio are expected to have, in aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration (i.e., a security’s price sensitivity to a change in interest rates), maturity, credit ratings and yield) and liquidity measures similar to those of the Fund’s Underlying Index. The Fund may or may not hold all of the securities in its Underlying Index, and may invest in securities of both U.S. and non-U.S. issuers. The Adviser expects that the Fund will invest primarily in the securities of issuers domiciled in the U.S. and other developed markets. To the extent the Fund’s Underlying Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Underlying Index.

The Underlying Index and the Parent Index for the Fund are sponsored by the Index Provider, which is independent of the Fund and the Adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and the Parent Index, and publishes information regarding the market value of the Underlying Index and the Parent Index.

The Fund may invest in securities that are not included in its Underlying Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds. The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that

11

invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions. The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

Additional Principal Risk Information

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is subject to the principal risks discussed below.

●

Affiliated Fund Risk. When the Adviser invests the Fund’s assets in an Underlying Fund that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in Underlying Funds sponsored or managed by others. This conflict of interest may be amplified when an Underlying Fund has low assets.

●

Asset Class Risk. The securities and other assets in the Fund’s Portfolio or the securities and other assets in its Underlying Index, may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indices may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors, including, but not limited to, inflation, interest rates, productivity, global demand for local products or resources, and regulation and government controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

●

Call Risk. Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

●

Cash and Cash Equivalents Risk. The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Credit Risk. In connection with the Fund’s or an Underlying Fund’s investments in fixed income securities, the value of your investment in the Fund may change in response to the credit ratings of the Fund’s or an Underlying Fund’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund may cause it to default or become unable to pay interest or principal due on the security. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Adviser cannot guarantee the adequacy of the protection of the Fund’s or an Underlying Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. The Fund or Underlying Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults. Investments in fixed income securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

●

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund and any Underlying Funds is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyberattacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive

12

information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser, an Underlying Fund’s adviser and the Fund’s or an Underlying Fund’s other service providers (including, but not limited to, the Fund’s or any Underlying Funds’ accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund or Underlying Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s or Underlying Funds’ ability to calculate their respective NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, the Underlying Funds and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

●

Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more volatile and thus more likely to decline in price, and to a greater extent, than shorter-duration debt securities, in a rising interest-rate environment. As interest rates rise, the value of a bond will fall in direct proportion to its duration and conversely, as interest rates fall, the value of a bond will increase in direct proportion to its duration. Therefore, the longer a bond’s duration (measured in years), the more sensitive its price will be to interest rate changes. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

●

Equity Securities Risk. The price of equity securities fluctuates based on changes in a company’s activities and financial condition and in overall market conditions. Economic, political, and financial conditions, or industry or economic trends or developments, may for varying periods of time cause volatility, illiquidity, or other potentially adverse effects in the markets. The Fund’s investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, the Fund is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Shares, Shares may trade at a material discount to NAV, and Shares may possibly face delisting if: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

13

●

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis. The Fund’s use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

●

Secondary Market Trading Risk. Fund Shares are listed on The Nasdaq Stock Market, LLC, a national securities exchange (the “Exchange”). Although the Fund’s Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Fund Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be significantly less liquid than the Fund’s Shares. In addition, during periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of the Fund may be bought and sold in the secondary market at market prices. Shares trade on a stock exchange at prices at, above, or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. Any of these factors, among others, may lead to Fund Shares trading at a premium or discount to NAV.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the Fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the Fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in the Fund’s redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, the Fund may be subject to risks associated with investments in senior non-preferred bonds (sometimes referred to as a “bail-in bonds”), which are debt securities issued by financial institutions that can be converted into equity securities if such conversion is mandated by a financial institution’s regulatory authority due to the financial institution facing the possibility of bankruptcy. The mandatory conversion of a bail-in bond into an equity security may result in a reduction in value of the security and, if the Fund holds such security when the conversion occurs, the Fund’s performance may be negatively impacted.

14

●

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests.

●

Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in, or which are exposed to, the affected region. Also, current military conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

●

High Portfolio Turnover Risk. In seeking to track its Underlying Index, the Fund may incur high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by S&P or “Baa3” by Moody’s), or are unrated, may be deemed speculative and may be more volatile than higher rated securities of similar maturity with respect to the issuer’s continuing ability to meet principal and interest payments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. Therefore, the Fund’s investments in high-yield securities expose it to a substantial degree of credit risk. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

●

Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

15

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Fund’s Underlying Index as published by the sponsor (Bloomberg or the “Index Provider”). There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what each Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. The Fund’s strategy, as described in this Prospectus, is to manage the Fund consistently with its Underlying Index. The Fund does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time-to-time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Underlying Index is less commonly used as a benchmark by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.

Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance to the Underlying Index, which could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market value, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates, which may negatively affect the value of debt instruments held by the Fund and have a negative impact on the Fund’s performance and NAV. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

16

●

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform different from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

●

Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment-grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. The Adviser will use a representative sampling indexing strategy, so the Fund may not fully replicate its Underlying Index and may hold securities that are not included in its Underlying Index. As a result, the Fund is subject to the risk that the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

The Fund is subject to management risk. In managing the Fund’s investment portfolio, the Adviser will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objectives.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Fund’s NAV and market prices are based upon the market’s perception of value and are not necessarily an objective measure of an investment’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

●

Market Pricing Risk. Fund Shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for Shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Adviser cannot predict whether Shares will trade above, below, or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units (defined below), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. If market makers exit the business or are unable to

17

continue making markets in Fund Shares, Shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Fund’s Shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to a Shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Fund’s Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to Fund Shares trading at a premium or discount to the Fund’s NAV.

●

New Fund Risk. The Fund is a newly organized, diversified management investment company with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of the RBB Fund, Inc. may determine to liquidate the Fund. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.

●

Non-U.S. Securities Risk. The Fund may invest in securities of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

18

●

Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell shares of a security due to current or projected underperformance of a security, industry, or sector. Although the Fund is permitted to invest up to 100% of its assets in money market instruments during unusual economic or market conditions, the Adviser generally does not attempt to invest the Fund’s assets in defensive positions.

●

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s Share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.

●

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund Shares or receive less than the market value when selling Fund Shares.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund or Underlying Funds invest.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Fund’s Shares.

●

Restricted Securities/Rule 144A Securities Risk. The Fund may invest in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration. Additionally, privately held companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns. Such companies may experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit. At the time of the Fund’s investment, there is generally little publicly available information about these companies since they are primarily privately owned and there can be no assurance that the information that a fund does obtain with respect to any such investment is reliable.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). The Fund may enter these transactions when the Adviser expects the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.

Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

19

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. The Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When the Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.

●

Risk of Investing in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect U.S. issuers, as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

○

Communication Services Sector Risk - To the extent that the Fund invests significantly in the communications sector, the Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the communications sector. Companies in the communications sector can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence, and large capital expenditures and debt burdens.

○

Consumer Discretionary Sector Risk –The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

○

Consumer Staples Sector Risk - Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of utilizing various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns, and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.

○

Energy Sector Risk – Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters, as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

20

○

Financial Sector Risk – The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financial sector and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.

○

Health Care Sector Risk – The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, demand for medical products and services, and product liability claims, among many factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

○

Industrial Sector Risk – Companies in the industrial sector may be adversely affected by changes in the supply and demand for products and services, product obsolescence or discontinuance, claims for environmental damage or product liability and changes in general economic conditions, among other factors. Government regulation, word events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of these companies.

○

Information Technology Sector Risk – Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence, as well as unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology companies may be adversely affected by disruptions to supply chains and distribution networks, as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse governmental or legal action. These companies may also be adversely affected by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.

○

Materials Sector Risk – Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

○

Real Estate Sector Risk – An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

○

Utilities Sector Risk – Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes usually occur only following a delay after changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. Certain utility companies have experienced full or partial de-regulation in recent years. These companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced

21

to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention of other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability.

●

Securities Lending Risk. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund’s total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending the Fund’s portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral or from recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of its Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Funds incur fees and expenses, while the Underlying Index does not.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares. When the Fund invests in an Underlying Fund, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Underlying Fund’s purchase and sale of the underlying securities, ETFs incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, in addition to Fund expenses. The 1940 Act and the related rules and regulations adopted thereunder impose conditions on investment companies that invest in other investment companies. Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts subject to certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

●

U.S. Treasury Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

22

Additional Information About Non-Principal Risks of the Fund. This section provides additional information regarding certain non-principal risks of investing in the Fund. The risks listed below could have a negative impact on the Fund’s performance and trading prices.

●

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Fund’s Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy the Fund’s Shares (the “bid” price) and the price at which an investor is willing to sell the Fund’s Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ ask spread varies over time for the Fund’s Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, a relatively small investor base in a fund, asset swings in a fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund Shares, including bid/ask spreads, frequent trading of the Fund’s Shares may significantly reduce investment results and an investment in the Fund’s Shares may not be advisable for investors who anticipate regularly making small investments.

●

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s Adviser or an affiliate of the Fund’s Adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund Shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund Shares (to secure financing or otherwise), which may result in the Shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund Shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than it otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the Shares of the Fund and may, therefore, have a material upward or downward effect on the market price of Fund Shares. In addition, large purchases of Fund Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

●

Legal and Regulatory Change Risk. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and the Fund’s ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Fund could be substantial and adverse.

●

RIC Compliance Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, the Fund must meet certain source-of- income, asset diversification and annual distribution requirements. If, for any taxable year, the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, the Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

Disclosure of Portfolio Holdings

The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through the Fund’s website located at www.fminvest.com and may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

23

Management of the Fund

The Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”), of which the Fund is a series, is responsible for supervising the operations and affairs of the Fund. The Adviser is responsible for the daily management and administration of the Fund’s operations.

Investment Adviser

The investment adviser for the Fund is F/m Investments LLC (the “Adviser”). The Adviser is located at 3050 K Street NW, Suite 201, Washington, DC 20007. Three officers of the Company own an indirect, minority interest in the Adviser. The Adviser is a majority owned subsidiary of F/m Managers Group, LP (“FMG”), which is a wholly owned subsidiary of 1251 Capital, which is a financial services holding company. Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of investment advisory agreement between the Company and the Adviser (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.39% (please see chart below) of the Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Adviser will receive an advisory fee from the Fund at an annual rate of the Fund’s average daily net assets as indicated in the following table:

Contractual Advisory Fee
F/m High Yield 100 Fund	0.39%

A discussion regarding the Board’s approval of the Fund’s Advisory Agreement and the factors the Board considered with respect to its approval is available in the Fund’s annual report to shareholders.

The Adviser’s Investment Management Team

John Han, Barry Julien, and Kevin Conrath serve as the Fund’s portfolio managers and are jointly responsible for the portfolio management decisions for the Fund.

John Han, CFA®, CPA® (inactive)

Mr. Han is the Head of Leveraged Credit and Portfolio Manager of the Adviser. He is responsible for credit research and portfolio management of high yield strategies. He joined Oakhurst Capital Management, LLC (“Oakhurst”), an affiliated entity of the Adviser, in November 2020 when his prior firm, First Western Capital Management (“First Western”), was acquired. Prior thereto, Mr. Han was an investment professional and advisor at East West Bank, MidCap Financial, CIM Group and Houlihan Lokey. Mr. Han begin his career in the structured finance advisory practice of KPMG He received his bachelor’s from University of California, Los Angeles, graduating summa cum laude, and his master’s in accounting from the Kelley School of Business at Indiana University.

Barry Julien, CFA®

Mr. Julien leads the Fixed Income team at the Adviser as its Chief Investment Officer of Fixed Income. In addition to overseeing and guiding the team’s investment grade and high yield strategies, he works with the firm’s institutional and high net worth clients to determine appropriate investment objectives and risk tolerance. Mr. Julien is also Chief Investment Officer of Oakhurst Capital Management, LLC (“Oakhurst”) where he leads the firm’s fixed income strategies through separately managed accounts, mutual funds, and other pooled investment vehicles. Prior to F/m and Oakhurst, Mr. Julien served as President and Chief Investment Officer of First Western Capital Management. Previously, Mr. Julien was President and Chief Investment Officer at McKee Investment Management, and subsequently a Principal at Stonebridge Capital Management where he managed the company’s fixed income portfolio. He received his BA in Economics from the University of California at San Diego where he graduated with Honors. Barry received his MBA in Finance from the Haas School of Business at the University of California at Berkeley and was awarded the Sutro & Co. Fellowship as the top finance student.

24

Kevin Conrath

Mr. Conrath is a Vice President and Portfolio Manager within the Adviser’s Fixed Income team. He focuses on multi-sector credit, including both structured credit and corporate credit investments. Mr. Conrath started his career at Ziegler Capital Management, where he held roles as a Quantitative Analyst supporting the firm’s Equity and Fixed Income efforts and later as a Fixed Income Portfolio Manager. He has investment experience since 2012, graduated with a bachelor’s degree from St. Norbert College, holds a Financial Risk Manager designation and is a member of the Global Association of Risk Professionals.

The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by them, and their ownership of Shares of the Fund.

How to Buy and Sell Shares

The Fund issues and redeems its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are intended to be listed for trading the secondary market on The Nasdaq Stock Market, LLC (the “Exchange”) and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Fund Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning the Fund’s Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Fund Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund Shares, you are not entitled to receive physical delivery of stock certificates or to have the Fund’s Shares registered in your name, and you are not considered a registered owner of the Fund’s Shares. Therefore, to exercise any right as an owner of the Fund’s Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of the Fund’s Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of the Fund’s Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, including an updated “intraday indicative value” (“IIV”) for the Fund’s Shares as calculated by an information provider or market data vendor. The Fund is neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of the Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current portfolio of the Fund at a particular point in time. The IIV should not be viewed as a “real-time” update of the Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

25

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions of the Fund’s Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem the Fund’s Shares directly with the Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or loses. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund reserves the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates by the Fund’s Valuation Designee (defined below), under guidelines established by the Board.

Fair Value Pricing

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations, as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Dividends, Distributions, and Taxes

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. The Fund expects to declare and pay distributions, if any, monthly, however it may declare and pay distributions more or less frequently. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own the Fund’s Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

For taxable investors, distributions of the Fund’s taxable income or gain are taxable whether reinvested in Shares or received in cash.

Taxes

The Fund intends to elect to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

26

As with any investment, you should consider how your investment in Fund Shares will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are “United States persons” (within the meaning of the Code) holding Shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in the Fund’s Shares.

Unless your investment in the Fund’s Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions; (ii) you sell your Shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

The fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income (as discussed below). Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares of the Fund. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares of the Fund.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both the Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, provided holding period and other requirements are met by both the Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, if any.

If the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

The Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of Shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased

27

your Shares of the Fund). Income from U.S. treasury securities are generally exempt from state and local taxes. Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from the Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your Shares.

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold

For federal income tax purposes, any capital gain or loss realized upon a sale of the Fund’s Shares generally is treated as a capital gain or loss and as a long-term capital gain or loss if those Shares have been held for more than 12 months and as a short-term capital gain or loss if those Shares have been held for 12 months or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid or undistributed capital gains deemed paid with respect to such Shares of the Fund. Any loss realized on a sale will be disallowed to the extent Fund Shares are acquired (or the shareholder enters into a contract or option to acquire Shares of the Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Shares. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of Fund Shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the Shares.

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

Properly reported distributions by the Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term gains” (generally, the excess of the Fund’s net short-term capital gains over such Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

If the Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by such Fund on deemed capital gain distributions

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of Fund Shares, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

28

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

Backup Withholding

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Fund Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Company, on behalf of the Fund, has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of the Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of the Fund are acquired (or the AP enters into a contract or option to acquire Shares of the Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/ or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind, which would generally not give rise to a taxable gain or loss for the Fund. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

29

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on the Fund’s distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

Distribution

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Additional Considerations

Payments to Financial Intermediaries

The Adviser and its affiliates, out of their own resources and without additional cost to the Fund or its shareholders, may pay intermediaries, including affiliates of the Adviser, for the sale of Fund Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Fund Shares available to their customers generally and in investment programs. The Adviser and its affiliates may also reimburse expenses or make payments from their own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Fund.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Fund Shares, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

Premium/Discount Information

Information regarding how often the Fund’s Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available, free of charge, on the Fund’s website at www.fminvest.com.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as

30

contrasted with ordinary secondary market transactions) and thus dealing with Fund Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Fund Shares are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

Additional Information

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s Adviser, who provides services to the Funds. Shareholders are not parties to, nor intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase Fund Shares. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

Financial Highlights

The table below sets forth certain financial information for the period indicated. Total return in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements and has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements, which, together with the report of the Fund’s independent registered public accounting firm, are included in the Fund’s Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for the Fund outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements

F/m High Yield 100 Fund	PERIOD ENDED AUGUST 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$50.15
INVESTMENT OPERATIONS:
Net investment income(b)	1.29
Net realized and unrealized gain/(loss) on investments(c)	1.94
Total from investment operations	3.23
LESS DISTRIBUTIONS FROM:
Net investment income	(1.11)
Total distributions	(1.11)
ETF transaction fees per share	0.02
Net asset value, end of period	$52.29
Total Return(d)(e)	6.52%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$18,301
Ratio of expenses to average net assets(f)	0.39%
Ratio of net investment income/(loss) to average net assets(f)	6.58%
Portfolio turnover rate(d)(g)	4%

(a)	Inception date of the Fund was April 14, 2025

(b)	Net Investment income per share has been calculated based on average shares outstanding during the period.

(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized periods less than one year.

(e)

Total investment return(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(f)	Annualized periods less than one year.

(g)	Portfolio turnover rate excludes in-kind transactions.

32

INVESTMENT ADVISER

F/m Investments LLC
3050 K Street NW, Suite 201
Washington, DC 20007

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

33

For More Information

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the Fund’s investments is included in the Fund’s annual and semiannual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recently completed fiscal year. The Fund’s annual reports and semi-annual reports to shareholders are available at the Fund’s website (www.fminvest.com) or by calling 1-800-617-0004.

Statement of Additional Information

The SAI dated December 31, 2025, provides more details about the Fund and its policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semiannual and annual reports (when available). To obtain a free copy of the SAI, semiannual or annual reports or if you have questions about the Fund:

By Internet

Go to www.fminvest.com.

By Telephone

Call 1-800-617-0004 or your securities dealer.

From the SEC

Information about the Fund (including the SAI) is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-05518

F/m High Yield 100 ETF (ZTOP)

A series of The RBB Fund, Inc.

3050 K Street NW, Suite 201
Washington, DC 20007

Statement of Additional Information
Dated December 31, 2025

The F/m High Yield 100 ETF (the “Fund”) is a diversified series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

F/m Investments LLC serves as the investment adviser (the “Adviser”) to the Fund.

Information about the Fund is set forth in the prospectus dated December 31, 2025 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Fund’s Annual and Semi-Annual Reports (when available), please call 1-800-617-0004. The financial statements and notes contained in the annual report on Form N-CSR are incorporated by reference into this SAI. No other part of the annual report will be incorporated by reference herein.

This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Company, and it should be read in conjunction with the Prospectus.

Fund History	1
Investment Policies and Practices	1
Investment Restrictions	11
Exchange Listing and Trading	13
Management of the Company	14
Code of Ethics	24
Principal Holders	24
Investment Advisory Agreement	25
Portfolio Managers	26
Underwriter	27
Purchase and Redemption of Creation Units	27
Portfolio Holdings Information	35
Determination of Net Asset Value	36
Dividends, Distributions, and Taxes	37
Portfolio Transactions and Brokerage	39
Securities Lending	40
Proxy Voting Procedures	41
Payments To Financial Intermediaries	42
Additional Information Concerning Company Shares	42
General Information	43
Financial Statements	45
Appendix A	A-1
Appendix B	B-1

FUND HISTORY

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares of the F/m High Yield 100 ETF (the "F/m High Yield 100 Fund" or the "Fund"). F/m Investments LLC (the “Adviser”) serves as the investment adviser to the Fund.

The investment objective of the Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its benchmark index (“Underlying Index”):

Fund	Underlying Index
F/m High Yield 100 Fund	Bloomberg U.S. High Yield Top 100 Quality Select Equal Weighted Index

The Fund offers and issues shares at its net asset value per share ("NAV") ("Shares") only in aggregations of a specified number of Shares (each a "Creation Unit"). The Fund also generally offers and issues Shares in exchange for a basket of securities ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The Company reserves the right to permit or require the substitution of a "cash in lieu" amount ("Deposit Cash") to be added to the Cash Component to replace any Deposit Security. Fund Shares are listed on The Nasdaq Stock Market LLC (the "Exchange") and trade on the Exchange at market prices. These prices may differ from the Fund's NAV. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. Creation Units generally consist of 10,000 Shares, though this may change from time to time.

Shares of the Fund may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. The Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

INVESTMENT POLICIES AND PRACTICES

The Fund’s investment objectives and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by the Fund as part of its non-principal investment strategy. The following information supplements, and should be read in conjunction with, the Prospectus.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

1

During unusual economic or market conditions, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund’s objective.

There can be no guarantee that the Fund will achieve its investment objective. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Cash Equivalents and Short-Term Investments

The Fund may invest in cash, cash equivalents, and a variety of short-term instruments in such proportions as warranted by prevailing market conditions and the Fund’s principal investment strategies. The Fund may temporarily invest without limit in such instruments for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. During such periods, the Fund may not be able to achieve its investment objective.

Short-term instruments include obligations of the U.S. government or its agencies or instrumentalities (see “U.S. Government Securities” below) and, without limitation, the following:

(1) Certificates of Deposit. The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(2) Bankers’ Acceptances. The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(3) Repurchase Agreements. The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to certain obligations. For the Fund, collateral may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement. The Fund’s custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

2

(4) Bank Time Deposits. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(5) Eurodollar and Yankee Instruments. The Fund may invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

(6) Money Market Funds and Short-Term Debt Funds. The Fund may invest in money market funds. The Fund will bear its proportionate share of the money market fund’s fees and expenses (see “Other Investment Companies” below). The Fund may hold securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less.

(7) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which are transactions in which the Fund sells a security and simultaneously agrees to repurchase that security from the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

Reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could limit or prevent the Fund from using certain instruments.

3

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Company (“Board”), certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which the Fund is carrying the investments. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to a greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Inflation-Protected Securities

The Fund may invest in inflation-protected securities. Inflation-protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

4

Inflation-protected securities issued by the U.S. Treasury (also known as “TIPS”) have maturities of varying durations . The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation-protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation-protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

5

Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

Lending Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice, or by the Company on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Company may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

When voting or consent rights that accompany loaned securities pass to the borrower, the Company will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities.

LIBOR Transition Risk

Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests may have historically paid interest at floating rates based on LIBOR or have been subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also may have historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

6

SOFR Risk

The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR's history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Other Investment Companies

The Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and exchange-traded funds (“ETFs”) registered under the 1940 Act that invest primarily in Fund eligible investments. Under the 1940 Act, the Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of the Fund’s total assets in the aggregate. The Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

7

ETFs in which the Fund may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

If the Fund invests in other investment companies, the Fund’s shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the Fund, but also with the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their NAVs. Shares acquired at a premium to their NAV may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

U.S. Government Securities

The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;(c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

8

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero-coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets and ultimately the Fund.

When-Issued and Delayed Delivery Transactions

The Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. In addition, the Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund’s total assets that are subject to market risk, resulting in increased sensitivity of NAV to changes in market prices. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, the Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Zero-Coupon and Step Coupon Securities

The Fund may invest in zero-coupon and step coupon securities. Zero-coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero-coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the “Code”).

9

Temporary Investments

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, the Fund would not be pursuing its stated investment objective with its usual investment strategies. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by Standard & Poors or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

Portfolio Turnover

Portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. A higher portfolio turnover rate would result in higher brokerage costs to the Fund and could also result in the realization of larger amounts of capital gains, including short-term capital gains. Capital gains are generally taxable when distributed to shareholders, and distributions of short-term capital gains are generally taxable at ordinary income tax rates.

Pandemic Risk

Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. For example, uncertainties regarding the novel Coronavirus (“COVID-19”) outbreak have resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions may lead to instability in the market place, including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or the Fund’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

10

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund and the Adviser.

Artificial Intelligence

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

RIC Compliance Risk

The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If, for any taxable year, the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, the Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

11

INVESTMENT RESTRICTIONS

Fundamental Policies

The Company has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1	Concentrate its investments in a particular industry or group of industries (i.e., invest 25% or more of the value of its total assets at the time of purchase in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries), except that the Fund is permitted to concentrate to approximately the same extent as its Underlying Index.*

2	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

3	Make loans, except to the extent permitted under the 1940 Act.

4	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.

5	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

6	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act. Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

7	With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

*	For the purposes of the restriction in number 1 above, industry classifications are determined for each Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard (GICS). Each Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Funds. The Funds may invest in underlying funds or ETFs that may concentrate their assets in one or more industries. The Funds will consider the investments of the underlying funds and ETFs in which they invest in determining compliance with this fundamental restriction.

12

Non-Fundamental Policies

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors. The Fund may not:

1	Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously. If the percentage of the Fund’s net assets invested in illiquid investments exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid investments as soon as reasonably practicable, in a manner consistent with prudent management and the interests of the Fund.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will meet or continue to meet the requirements of the Exchange necessary to maintain the listing of shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the shares of the Fund under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding (a) the description of the Fund; (b) limitations on the Fund’s portfolio holdings or reference assets; (c) dissemination and availability of the intraday indicative values; or (d) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if, following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of shares of the Fund; (iv) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares from listing and trading upon termination of the Fund.

The Company reserves the right to adjust the price levels of its shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

To provide additional information regarding the indicative value of shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for the Fund as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

13

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

14

Directors, Advisory Board Members, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).

15

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

16

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 65	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A

17

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.
18

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

19

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

20

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Fund and in all of the portfolios of the Company and The RBB Fund Trust (together, the "Fund Complex") (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTOR
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(2)	None	$10,001-$50,000

(1)	The Fund commenced operations on April 14, 2025.
(2)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Directors’, Advisory Board Members' and Officers’ Compensation

Effective January 1, 2026, the Company and The RBB Fund Trust, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

21

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Company and The RBB Fund Trust, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $0 from the Fund and $1,060,000 in aggregate from all series of the Fund Complex for its services. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary, and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund Complex, in the following amounts:

22

Name of Director/Officer	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$0	N/A	N/A	$406,250
Lisa A. Dolly, Director	$0	N/A	N/A	$363,750
Nicholas A. Giordano, Director	$0	N/A	N/A	$369,250
Arnold M. Reichman, Director and Chair	$0	N/A	N/A	$476,750
Robert A. Straniere, Director(2)	$0	N/A	N/A	$101,250
Martha A. Tirinnanzi, Director	$0	N/A	N/A	$336,000
Interested Director:
Robert Sablowsky, Director and Vice Chair	$0	N/A	N/A	$466,750
Brian T. Shea, Director	$0	N/A	N/A	$380,500
Disinterested Advisory Board Members
Eugene Podsiadlo(3)	$0	N/A	N/A	$0
Officers:
Steven Plump, President	$0	N/A	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$0	N/A	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$0	N/A	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$0	N/A	N/A	$200,000

(1)	The Fund commenced operations on April 14, 2025
(2)	Mr. Straniere retired from his role as a Director effective January 2025.
(3)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

23

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Trusee Emeritus	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Julian Brodsky	$0	N/A	N/A	$106,250
Robert Straniere	$0	N/A	N/A	$84,375

(1)	The Fund commenced operations on April 14, 2025.

CODE OF ETHICS

The Company, the Adviser, and Quasar Distributors, LLC (the “Distributor”), have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

PRINCIPAL HOLDERS

Any person owning, directly or indirectly, more than 25% of the outstanding shares of the Fund is presumed to control the Fund. Principal holders are persons who own 5% or more of the outstanding shares of the Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of December 1, 2025, the Company does not have information regarding the record or beneficial ownership of shares of the Fund held in the names of DTC participants, as DTC has not provided the Company with access to such information.

As of December 1, 2025, Directors and Officers as a group owned less than 1% of the outstanding shares of the Fund.

24

INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement

The Adviser is a Delaware limited liability company with offices at 3050 K Street NW, Suite 201, Washington, DC 20007. Three officers of the Company own an indirect, minority interest in the Adviser. The Adviser is a majority owned subsidiary F/m Managers Group, LP (“FMG”), which is a wholly owned subsidiary of 1251 Capital, which is a financial services holding company.

The Adviser provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Adviser manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board. The Adviser provides such additional administrative services as the Company may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Company.

Pursuant to the terms of the Advisory Agreement, in consideration of the services provided by the Adviser, the Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.39% of the Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of the Fund, including transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

The Adviser received advisory fees of $17,844 from the Fund for the fiscal period ended August 31, 2025.

25

PORTFOLIO MANAGERS

John Han, Barry Julien, and Kevin Conrath are the portfolio managers responsible for investment-related services provided to the Fund. The following table provides information regarding accounts managed by each portfolio manager as of August 31, 2025.

Portfolio Manager;	Total Accounts		Accounts With Performance-Based Fees
Other Accounts	Number	Assets	Number	Assets
John Han
Registered Investment Companies	6	$211 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$17 million	0	$0

Barry Julien
Registered Investment Companies	5	$166 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	449	$769 million	0	$0

Kevin Conrath
Registered Investment Companies	3	$56 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	$698	$3.8 billion	0	$0

Portfolio Manager Compensation

The compensation structure for the portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of the Adviser. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses are not based upon criteria such as performance of the Fund or the value of assets included in the Fund’s portfolio.

Material Conflicts of Interest

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated. In accordance with the Adviser’s trade rotation policy, there will be cases where the Fund will trade after other accounts.

26

Ownership of Fund Shares by the Portfolio Managers

As of August 31, 2025, the portfolio managers owned securities of the Fund in the amount set forth in the table below.

Portfolio Manager*	Dollar Value of Securities Beneficially Owned
John Han, CFA®, CPA® (inactive)	$1 - 10,000
Barry Julien, CFA®	None
Kevin Conrath	None

*	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

UNDERWRITER

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), located at 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 10,000 shares. The Distributor will not distribute shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority, Inc.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Directors, including a majority of the Independent Directors, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

27

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Company issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund’s shares is calculated each Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the NYSE is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication of the Fund and a Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through the National Securities Clearing Corporation ("NSCC"), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objectives of the Fund.

28

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

CASH PURCHASE METHOD. The Company may at its discretion permit full or partial cash purchases of Creation Units of the Fund in instances permitted by the exemptive relief the Adviser is relying on in offering the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from the Fund must be placed for one or more Creation Units in the manner set forth and by the time(s) designated in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

29

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed on any day, the Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of the Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern Time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern Time on the Settlement Date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to the Fund for losses, if any, resulting from unsettled orders.

30

Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time. APs will be liable to the Company for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Fund, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Fund. The Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Fund is $300.

31

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

32

CASH REDEMPTION METHOD. Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Fund may incur costs such as brokerage costs or taxable gains or losses that the Fund might not have incurred if the redemption had been made in-kind. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company. The Non-Standard Charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for the Fund is $300.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

33

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

34

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of the Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of the Fund’s shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Fund’s entire portfolio holdings will be publicly disseminated each business day and may be available through financial reporting and news services including publicly available internet websites.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; Fund Services, the administrator, accounting agent and transfer agent; Cohen & Company, Ltd., the Fund’s independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; the Fund's financial printer(s); the Fund’s proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

35

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and, (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the CCO as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus titled “HOW TO BUY AND SELL SHARES.”

NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day.

NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of the Fund’s shares outstanding. In computing NAV, securities are valued at market value as of the applicable NAV determination time. The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”). If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Valuation Designee determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by the Fund. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

36

The values of securities held by the Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value by the Adviser, as the Fund's Valuation Designee, in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Fund and its shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Company each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

37

Dividend Reinvestment Service

The Fund will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Fund at NAV. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

Taxes – General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of the Prospectus and this SAI, respectively. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (1) any one issuer, (2) two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough and the Fund does not satisfy the 90% distribution requirement described above, the Fund could be disqualified as a regulated investment company. If, for any taxable year, the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions of capital gains) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

38

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

The Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a regulated investment company. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by the Fund.

Loss Carryforwards

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years. As of August 31, 2025, the Fund had unexpiring short-term losses of $871.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

39

The Adviser may serve as an investment adviser to other clients, including private investment companies, and the Adviser may in the future act as an investment adviser to other registered investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets are managed by the Adviser in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund.

The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Fund’s policies, the Adviser, through a brokerage or an outsourced trading desk, conducts trades on behalf of the Fund and effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services to the Adviser and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Company directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

As of the fiscal year ended August 31, 2025, the Fund paid $0 in brokerage commissions.

SECURITIES LENDING

Securities Finance Trust Company (otherwise known as and referred to herein as “eSecLending”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a Securities Lending Agency Agreement entered into between the Fund and eSecLending.

40

As securities lending agent, eSecLending is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. eSecLending is responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines.

eSecLending receives as compensation for its services a portion of the amount earned by the Fund for lending securities.

The table below sets forth, for the Fund’s most recently completed fiscal year, the Fund’s gross income received from securities lending activities with the prior securities lending agent, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities.

F/m High Yield 100 ETF
Gross income from securities lending activities:	$8,492
Fees paid to securities lending agent from a revenue split:	$459
Fees paid for any cash collateral management service that are not included in the revenue split:	$53
Administrative fees not included in revenue split:	$0
Indemnification fee not included in revenue split:	$0
Rebates (paid to borrower):	$6,147
Other fees not included in revenue split:	$0
Aggregate fees/compensation for securities lending activities:	$6,659
Net income from securities lending activities:	$1,833

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund (“portfolio proxies”) to the Adviser, subject to the Board’s continuing oversight.

Policies of the Adviser

The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Adviser. The Adviser’s proxy voting policies and procedures are set forth in Appendix B.

41

The Fund may invest its assets in debt securities, which generally do not issue proxies. However, the Fund may also invest in other types of securities that may issue proxies.

More Information

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12-month period ended June 30th will be available upon request by calling 1-800-617-0004. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

42

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of its distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

43

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

GENERAL INFORMATION

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

44

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Ave Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the "Custodian") of the Fund's assets and is responsible for maintaining custody of the Fund's cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Custodian and the Administrator are affiliates.

As of the fiscal year ended August 31, 2025, the Fund did not pay administration and accounting fees to Fund Services.

.

Legal Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company.

45

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund's annual report to Shareholders on Form N-CSR for the fiscal year ended August 31, 2025 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund's independent registered public accounting firm, Cohen & Company, Ltd., whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. To obtain copies of the Annual Report at no charge call 1-800-617-0004 (toll free).

46

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

A-1

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

A-2

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

1 A long-term rating can also be used to rate an issue with short maturity.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

A-3

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

A-4

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

A-5

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

A-6

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

A-7

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

A-8

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

A-9

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

A-10

APPENDIX B

F/m Investments LLC (“FMI” or the “Adviser”) may vote proxies for certain advisory clients if that responsibility is specifically accepted by FMI in the advisory agreement between FMI and the client. Regardless, a client always has the right to vote their own proxies. A client can exercise this right by instructing FMI in writing to not vote proxies in the client’s account. In addition, where FMI has proxy voting authority but a client desires to direct FMI on how to vote a particular proxy, clients should contact FMI at the address below.

If the client agreement is entered into by a trustee or other fiduciary on behalf of an employee retirement income plan subject to the Employee Retirement Income Security Act (“ERISA”), including a person meeting the definition of “fiduciary” under ERISA, the trustee or other fiduciary generally retains the right and obligation to vote proxies. In such cases, the Adviser is generally precluded from voting proxies for the plan.

The Adviser’s proxy voting procedures provide that it votes proxies in its clients’ interests, and that if it identifies a material conflict of interest between itself and the client, it will vote based upon the recommendation of an independent third party. In certain circumstances, in accordance with an investment advisory contract, or other written directive, or if the Adviser has determined that it is in the client’s best interest, it may refrain from voting proxies.

Upon written request, a client will be provided with FMI’s proxy voting policies and procedures. Clients may also request, in writing, copies of records regarding how FMI voted their securities. Written requests must be addressed to Chief Compliance Officer, 3050 K Street NW, Suite 201, Washington DC 20007.

B-1

PROSPECTUS
December 31, 2025

F/m Long-Term Treasury Inflation-Protected Security (TIPS) ETF (RTHY)

A series of The RBB Fund, Inc.

3050 K Street NW, Suite 201
Washington, DC 20007

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section	1
F/m Long-Term Treasury Inflation-Protected Security (TIPS) ETF	1
Additional Information about the Fund	9
Management of the Fund	18
How to Buy and Sell Shares	19
Dividends, Distributions, and Taxes	21
Distribution	24
Additional Considerations	24
Financial Highlights	26
For More Information	Back Cover

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the F/m Long-Term Treasury Inflation-Protected Security (TIPS) ETF (the “Fund”) or The RBB Fund, Inc. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

SUMMARY SECTION – F/m Long-Term Treasury Inflation-Protected Security (TIPS) ETF (RTHY)

Investment Objective

The investment objective of the F/m Long-Term Treasury Inflation-Protected Security (TIPS) ETF (the “F/m Long-Term TIPS Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg U.S. TIPS 25+ Year Equal Weight Index (I39542US).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the F/m Long-Term TIPS Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.19%
Distribution (12b-1) Fees	None
Other Expenses(1)	None
Total Annual Fund Operating Expenses	0.19%

(1)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the F/m Long-Term TIPS Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$19	$61

Portfolio Turnover

The F/m Long-Term TIPS Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The F/m Long-Term TIPS Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Bloomberg U.S. TIPS 25+ Year Equal Weight Index (I39542US) (“Underlying Index”), a subset of the Bloomberg U.S. Treasury Inflation-Linked Bond Index (Series-L) (the “Parent Index”), which measures the performance of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market with greater than or equal to twenty-five (25) years to maturity, with each constituent weighted equally by market value. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), and TIPS’ principal payments are adjusted according to changes in the CPI-U. A fixed coupon rate is applied to the inflation-adjusted principal so that, as inflation rises, both the principal value and the interest payments increase. This can provide a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

1

Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in TIPS with maturities of greater than or equal to twenty-five (25) years.

The Adviser uses a representative sampling indexing strategy in seeking to achieve the Fund’s investment objective. Under normal market conditions, the Fund invests substantially all of its assets in the securities comprising the Underlying Index and in securities that the Adviser determines to have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Underlying Index, including, but not limited to, bonds that are capital-indexed and linked to a commonly used domestic inflation index.

In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index, cash and cash equivalents and/or money market instruments, such as repurchase agreements and money market funds. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

The Underlying Index and Parent Index

The Underlying Index was incepted in June 2025, with history backfilled to January 2011, by Bloomberg Index Services Limited (the “Index Provider”). The Underlying Index is composed of TIPS that are equally weighted by market value, with greater than or equal to twenty-five (25) years to maturity. Federal Reserve System Open Market Account (“SOMA”) holdings of TIPS are excluded from the face amount outstanding of each bond in the Underlying Index.

The Underlying Index has a minimum liquidity requirement of $500M USD face value outstanding (not adjusted for inflation indexation) and principal and interest are inflation-linked and denominated in U.S. dollars. The bonds included in the Underlying Index must be capital-indexed and linked to a commonly used domestic inflation index. The bonds are rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s® Investors Service, Inc.(“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Standard & Poor’s® Financial Services LLC (“S&P”); when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings are not available, the Index Provider may use other sources to classify securities by credit quality. Excluded from the Underlying Index are nominal bonds, floating rate bonds, non-government inflation-linked bonds, STRIPS, Treasury bills, bellwethers, private placements and retail bonds.

The Parent Index was incepted by the Index Provider in April 1998, with history backfilled to March 1, 1997. The Parent Index measures the performance of the TIPS market. Federal Reserve holdings of TIPS are excluded from the face amount outstanding of each bond in the Underlying Index. The Parent Index includes publicly-issued TIPS that have at least one year remaining to final maturity and have a minimum $500M outstanding face value (not adjusted for inflation indexation). The bonds are rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Fitch and S&P; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. The bonds in the Parent Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Parent Index are nominal bonds, floating rate bonds, non-government inflation-linked bonds, STRIPS, Treasury bills, bellwethers, private placements and retail bonds.

The Underlying Index and the Parent Index are each rebalanced by the Index Provider on the last business day of each month. The Underlying Index and the Parent Index are both calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser.

Additional information regarding the Underlying Index, including its value, is available at https://assets.bbhub.io/professional/sites/27/US-Treasury-Inflation-Linked-Bond-Index-Series-L.pdf.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund-eligible investments (collectively, the “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The F/m Long-Term TIPS Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

2

Principal Investment Risks

As with any investment, you could lose all or part of your investment in the F/m Long-Term TIPS Fund and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at various times depending on market conditions or other factors.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●	Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.

●

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objectives.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. While the Fund and the Adviser have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Further, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, or issuers of securities in which the Fund invests. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities. As interest rates rise, the value of a bond will fall in direct proportion to its duration and conversely, as interest rates fall, the value of a bond will increase in direct proportion to its duration. Therefore, the longer a bond’s duration (measured in years), the more sensitive its price will be to interest rate changes.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Shares, Fund Shares may trade at a material discount to net asset value (“NAV”),

3

and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on The Nasdaq Stock Market LLC, a national securities exchange, (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Shares trade on a stock exchange at prices at, above, or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. Any of these factors, among others, may lead to the Shares trading at a premium or discount to NAV.

●

Fixed Income Market Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities or duration will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●

High Portfolio Turnover Risk. The Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party provider and may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

4

●

Inflation-Indexed Bonds Risk. The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

●

Inflation-Linked Securities Risk. In general, the value of an inflation-linked security, including TIPS, will typically decrease when real interest rates (nominal interest rates reduced by the expected impact of inflation) increase and increase when real interest rates decrease. When inflation is negative or concerns over inflation are low, the value and income of inflationlinked securities could fall and result in losses for the Fund and during periods of very low inflation, the yield on an inflation-linked security may be negative. Conversely, during sustained periods of high inflation, the Fund’s yield should increase, which may not be repeated. Funds that invest heavily in inflation-linked securities do not always move in lockstep with inflation because they do not necessarily buy inflation-linked securities when they are originally issued or hold them until maturity. In addition, the accrual of inflation adjustments on the Fund’s holdings may significantly impact the current level of dividends actually paid to shareholders. Changes in inflation rates and/or interest rates may cause the Fund’s yield to vary substantially over time.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates, which may negatively affect the value of debt instruments held by the Fund and have a negative impact on the Fund’s performance and NAV. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

5

●

Management Risk. As the Fund’s portfolio will not typically replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics), war, acts of terrorism, recessions or other disruptive events (whether real, expected or perceived) in the local, regional or and global markets. These factors could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. As a result, an investor could lose money over short periods due to short-term market movements or long periods of time during prolonged market downturns.

●

Market Price Risk. Fund Shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for Shares. As a result, the trading prices of Shares may deviate significantly from the NAV during periods of market volatility. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units (defined below), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund Shares, Shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade Shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Fund’s Shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming Shares directly with the Fund.

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

●

New Fund Risk. The Fund is a newly organized, management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund. Since the Fund is a new ETF, it has a limited history of operations for investors to evaluate.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

6

●

Passive Investment Risk. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, the Adviser generally does not attempt to invest the Fund’s assets in defensive positions.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker dealers). Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Underlying Fund Risk. Other investment companies (i.e., ETFs and money market funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

●

U.S. Treasury Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Performance Information:

Performance information for the F/m Long-Term TIPS Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m Long-Term TIPS Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	Inception
Alexander Morris	Chief Executive Officer	Inception
Marcin Zdunek	Managing Director, Head of Capital Markets & Portfolio Manager	Inception

7

Purchase and Sale of F/m Long-Term TIPS Fund Shares

Shares are intended to be listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s website at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

8

Additional Information about the Fund

Investment Objective

The investment objective of the Fund is to seek investment results as described in the “Investment Objective” section of the Fund’s Summary Prospectus above. The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Fund	Underlying Index
F/m Long-Term TIPS Fund	Bloomberg U.S. TIPS 25+ Year Equal Weight Index

Portfolio Composition

The Fund has a policy to invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the types of investment shown next to the Fund’s name in the table below (each, an “80% Policy”).

Fund	Types of Investments for Purposes of 80% Policy
F/m Long-Term TIPS Fund

Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in TIPS with maturities of greater than or equal to twenty-five (25) years. The Adviser uses a representative sampling indexing strategy in seeking to achieve the Fund’s investment objective. Under normal market conditions, the Fund invests substantially all of its assets in the securities comprising the Underlying Index and in securities that the Adviser determines to have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Underlying Index, including, but not limited to, bonds that are capital-indexed and linked to a commonly used domestic inflation index.

The Fund’s 80% Policy is non-fundamental and can be changed by the Board upon 60 days’ prior notice to shareholders. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, the Fund would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy.

Additional Principal Risk Information

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is subject to one or more of the principal risks discussed below. Unless otherwise noted, each risk described below is a principal risk of investing in the Fund.

●

Affiliated Fund Risk. When the Adviser invests the Fund’s assets in an Underlying Fund that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in Underlying Funds sponsored or managed by others. This conflict of interest may be amplified when an Underlying Fund has low assets.

●

Asset Class Risk. The securities and other assets in the Fund’s Portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indices may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors, including, but not limited to, inflation, interest rates, productivity, global demand for local products or resources, and regulation and government controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

9

●

Credit Risk. In connection with the Fund’s or an Underlying Fund’s investments in fixed income securities, the value of your investment in the Fund may change in response to the credit ratings of the Fund’s or an Underlying Fund’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund may cause it to default or become unable to pay interest or principal due on the security. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Adviser cannot guarantee the adequacy of the protection of the Fund’s or an Underlying Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. The Fund or Underlying Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults. Investments in fixed income securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

●

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund and each Underlying Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyberattacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser, an Underlying Fund’s adviser and the Fund’s or Underlying Fund’s other service providers (including, but not limited to, any of the Fund’s or Underlying Funds’ accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund or Underlying Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s or any of the Underlying Funds’ ability to calculate their respective NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, the Underlying Funds and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more volatile and thus more likely to decline in price, and to a greater extent, than shorter-duration debt securities, in a rising interest-rate environment. As interest rates rise, the value of a bond will fall in direct proportion to its duration and conversely, as interest rates fall, the value of a bond will increase in direct proportion to its duration. Therefore, the longer a bond’s duration (measured in years), the more sensitive its price will be to interest rate changes. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, the Fund is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Shares, Shares may trade at a material discount to NAV, and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy

10

Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis. The Fund’s use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

●

Secondary Market Trading Risk. Shares of the Fund are intended be listed on The Nasdaq Stock Market LLC, a national securities exchange (the “Exchange”) that will be determined prior to the commencement of the Fund’s investment operations. Although the Fund’s Shares are intended to be listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in the Fund’s Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be significantly less liquid than the Fund’s Shares. In addition, during periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to ETF risks.

●

Fixed Income Market Risk. The market value of a fixed income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the Fund may not be able to readily sell fixed income securities at prices at or near their perceived value. If the Fund needed to sell large blocks of fixed income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in the Fund’s redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s Share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of

11

financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, the Fund may be subject to risks associated with investments in senior non-preferred bonds (sometimes referred to as a “bail-in bonds”), which are debt securities issued by financial institutions that can be converted into equity securities if such conversion is mandated by a financial institution’s regulatory authority due to the financial institution facing the possibility of bankruptcy. The mandatory conversion of a bail-in bond into an equity security may result in a reduction in value of the security and, if the Fund holds such security when the conversion occurs, the Fund’s performance may be negatively impacted.

●

Fixed Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that the principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests.

●

High Portfolio Turnover Risk. In seeking to track its Underlying Index, the Fund may incur high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. The Fund seeks to achieve a return that corresponds (before fees and expenses) to the price and yield performance of the Fund’s Underlying Index as published by the sponsor (the “Index Provider”). There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. The Fund’s strategy, as described in this Prospectus, is to manage the Fund consistently with its Underlying Index. The Fund does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time-to-time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Underlying Index is less commonly used as a benchmark by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.

Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance to an Underlying Index, which could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market value, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

12

●

Inflation-Indexed Bonds Risk. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

●

Inflation-Linked Securities Risk. In general, the value of an inflation-linked security, including TIPS, will typically decrease when real interest rates (nominal interest rates reduced by the expected impact of inflation) increase and increase when real interest rates decrease. When inflation is negative or concerns over inflation are low, the value and income of inflation-linked securities could fall and result in losses for the Fund and during periods of very low inflation, the yield on an inflation-linked security may be negative. Conversely, during sustained periods of high inflation, the Fund’s yield should increase, which may not be repeated. Funds that invest heavily in inflation-linked securities do not always move in lockstep with inflation because they do not necessarily buy inflation-linked securities when they are originally issued or hold them until maturity. In addition, the accrual of inflation adjustments on the Fund’s holdings may significantly impact the current level of dividends actually paid to shareholders. Changes in inflation rates and/or interest rates may cause the Fund’s yield to vary substantially over time.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates, which may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

13

●

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform different from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

●

Leverage Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset coverage requirements.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. The Adviser will use a representative sampling indexing strategy, so the Fund may not fully replicate its Underlying Index and may hold securities that are not included in its Underlying Index. As a result, the Fund is subject to the risk that the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

The Fund is subject to management risk, regardless of whether it is actively or passively managed. In managing the Fund’s investment portfolio, the Adviser will apply investment techniques and risk analyses that may not produce the desired result. In all cases, there can be no guarantee that the Fund will meet its investment objectives.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Fund’s NAVs and market prices are based upon the market’s perception of value and are not necessarily an objective measure of an investment’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

●

Market Price Risk. Fund Shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market price of Fund Shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for Shares. As a result, the trading prices of Fund Shares may deviate significantly from the NAV during periods of market volatility. The Adviser cannot predict whether Shares will trade above, below, or at their NAV.

14

Given the fact that Shares can be created and redeemed in Creation Units (defined below), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund Shares, Shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Fund’s Shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Fund Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming Shares directly with the Fund.

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and the Fund’s underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which a disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

●

New Fund Risk. The Fund is a newly organized, diversified management investment company with no operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of the Board of Directors (the “Board”) of The RBB Fund, Inc. may determine to liquidate the Fund. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell shares of a security due to current or projected underperformance of a security, industry, or sector. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, the Adviser generally does not attempt to invest the Fund’s assets in defensive positions.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund or any Underlying Funds invest.

15

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Fund’s Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). The Fund may enter these transactions when the Adviser expects the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.

Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding Shares. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding Shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. The Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When the Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.

●

Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect U.S. issuers, as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

●

Securities Lending Risk. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund’s total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending the Fund’s portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral or from recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of its Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the corresponding Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to

16

the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while its Underlying Index does not.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares. When the Fund invests in an Underlying Fund, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Underlying Fund’s purchase and sale of the underlying securities, ETFs incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, in addition to Fund expenses. The 1940 Act and the related rules and regulations adopted thereunder impose conditions on investment companies that invest in other investment companies. Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts subject to certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

●

U.S. Treasury Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Additional Information About Non-Principal Risks of the Fund.

This section provides additional information regarding certain non-principal risks of investing in the Fund. The risks listed below could have a negative impact on the Fund’s performance and trading prices.

●

Costs of Buying or Selling Shares Risk. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Fund’s Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy the Fund’s Shares (the “bid” price) and the price at which an investor is willing to sell the Fund’s Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ ask spread varies over time for the Fund’s Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund Shares, including bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

●

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s Adviser or an affiliate of the Fund’s Adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund Shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund Shares (to secure financing or otherwise), which may result in the Shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund will be maintained. Redemptions

17

of a large number of Fund Shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than it otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume for Fund Shares and may, therefore, have a material upward or downward effect on the market price of Fund Shares. In addition, large purchases of Fund Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

●

Legal and Regulatory Change Risk. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and the Fund’s ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Fund could be substantial and adverse.

●

RIC Compliance Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, the Fund must meet certain source-of- income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, the Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

●

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Disclosure of Portfolio Holdings

The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through the Fund’s website, www.fminvest.com. The Fund’s portfolio holdings also may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Management of the Fund

The Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”), of which the Fund is a series, is responsible for supervising the operations and affairs of the Fund. The Adviser is responsible for the daily management and administration of the Fund’s operations.

Investment Adviser

The investment adviser for the Fund is F/m Investments LLC (the “Adviser”). The Adviser is located at 3050 K Street NW, Suite 201, Washington, DC 20007. Three officers of the Company own an indirect, minority interest in the Adviser. The Adviser is a majority owned subsidiary of F/m Managers Group, LP (“FMG”), which is a wholly owned subsidiary of 1251 Capital, Inc., which is a financial services holding company. Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of investment advisory agreement between the Company and the Adviser (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.19% of the Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal,

18

audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. No information regarding the advisory fees paid by the Fund is currently available, as the Fund had not commenced operations prior to the date of this Prospectus.

The Adviser will receive an advisory fee from the Fund at an annual rate of the Fund’s average daily net assets as indicated in the following table:

Contractual Advisory Fee
F/m Long-Term Treasury Inflation-Protected Security (TIPS) ETF	0.19%

A discussion regarding the Board’s approval of the Fund’s Advisory Agreement and the factors the Board considered with respect to its approval will be available in the Fund’s first annual or semi-annual report to shareholders.

The Adviser’s Investment Management Team

The Fund’s portfolio managers are jointly responsible for the portfolio management decisions for the Fund.

Peter Baden

Mr. Baden is the Managing Director and Director of Fixed Income Strategy for the Adviser. Mr. Baden has over 25 years of investment management experience, encompassing portfolio management, mergers and acquisitions, financial institutions, and credit analysis. Prior to joining the Adviser in 2020, Mr. Baden joined a predecessor firm in 2005 to launch the firm’s effort to build customized fixed income portfolios for high net-worth clients. Prior to joining the predecessor firm, Mr. Baden worked on the mergers and acquisitions team at Star Banc (now US Bancorp) acquiring and integrating multiple banks and savings and loan associations. In the trust department of Star Banc, he managed the REIT allocation for a mutual fund and analyzed US and international bank, insurance, and financial companies, as well as municipalities. Previously, at Pacholder Associates, Mr. Baden managed money market assets in multiple portfolios, and designed and developed proprietary portfolio systems and models for distressed companies, collateralized bond obligations, and legal settlement pools. Mr. Baden has extensive experience with resolution and liquidation for distressed portfolios including experience with the Resolution Trust Corporation.

Alexander Morris

Mr. Morris is the Chief Executive Officer of the Adviser. Mr. Morris has over 15 years of investment management experience, encompassing portfolio management, trading, mergers and acquisitions, financial institutions, and security analysis, and has served in a number of senior management roles for various financial institutions. He founded the Adviser in 2019 and has served as its President and Chief Investment Officer since its inception. Prior to founding the Adviser, Mr. Morris founded Rowhouse Capital Partners LLC, a boutique strategic advisory firm to financial institutions and previously served as in various capital markets and corporate development roles with Fortigent LLC (“Fortigent”), a family office services provider and asset manager, as well as with LPL Financial which acquired Fortigent in 2012. Prior to Fortigent, Mr. Morris served in various analysis roles for financial institutions.

Marcin Zdunek

Mr. Zdunek is the Managing Diector, Head of Capital Markets & Portfolio Manager for the Adviser. He joined the Adviser in November 2020 when his prior firm, First Western Capital Management (“First Western”), was acquired. Prior to joining First Western in 2007, Mr. Zdunek was a Supervisor in Fixed Income and Equity Trading at AIG Global Investment Group. Mr. Zdunek’s prior positions included Senior Fixed Income Trade Support Specialist at Alliance Capital Management and a Fixed Income Associate/Supervisor at Morgan Stanley.

The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by them, and their ownership of Shares of the Fund.

How to Buy and Sell Shares

The Fund issues and redeems its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing

19

agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are intended to be listed for trading on the secondary market on The Nasdaq Stock Market LLC, a national securities exchange (the “Exchange”), and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling the Fund’s Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Fund Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Fund Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund Shares, you are not entitled to receive physical delivery of stock certificates or to have Fund Shares registered in your name, and you are not considered a registered owner of Fund Shares. Therefore, to exercise any right as an owner of Fund Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of Fund Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Fund Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, including an updated “intraday indicative value” (“IIV”) for Fund Shares as calculated by an information provider or market data vendor. The Fund is neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of the Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current portfolio of the Fund at a particular point in time. The IIV should not be viewed as a “real-time” update of the Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Fund Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by any of the Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem any Fund Shares directly with the Fund, are an essential part of the ETF process and help keep Fund Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund reserves the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

20

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates by the Fund’s Valuation Designee (defined below), under guidelines established by the Board.

Fair Value Pricing

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Dividends, Distributions, and Taxes

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. The Fund expects to declare and pay distributions, if any, monthly, however it may declare and pay distributions more or less frequently. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Fund Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

For taxable investors, distributions of the Fund’s taxable income or gain are taxable whether reinvested in Shares or received in cash.

Taxes

The Fund intends to elect to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

As with any investment, you should consider how your investment in Fund Shares will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are “United States persons” (within the meaning of the Code) holding Shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in Fund Shares.

Unless your investment in Fund Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions; (ii) you sell your Shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income (as discussed below). Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares of the Fund. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for

21

one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares of the Fund.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both the Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, provided holding period and other requirements are met by both the Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, if any.

If the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

The Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of Shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31st of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares of the Fund). Income from U.S. Treasury securities are generally exempt from state and local taxes. Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from the Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your Shares.

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold

For federal income tax purposes, any capital gain or loss realized upon a sale of Fund Shares generally is treated as a capital gain or loss and long-term capital gain or loss if the Shares have been held for more than 12 months and as a short-term capital gain or loss if the Shares have been held for 12 months or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid or undistributed capital gains deemed paid with respect to such Shares of the Fund. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired (or the shareholder enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Shares. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

22

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of Fund Shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the Shares.

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

Properly reported distributions by the Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., such Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

If the Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by the Fund on deemed capital gain distribution

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of Fund Shares, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on Capital Gain Dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

Backup Withholding

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Fund Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets,

23

and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Company on behalf of the Fund has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of the Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short- term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of a Fund are acquired (or the AP enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/ or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind, which would generally not give rise to a taxable gain or loss for the Fund. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

Distribution

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Additional Considerations

Payments to Financial Intermediaries

The Adviser and its affiliates, out of their own resources and without additional cost to the Fund or its shareholders, may pay intermediaries, including affiliates of the Adviser, for the sale of Fund Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made

24

to intermediaries for making Fund Shares available to their customers generally and in investment programs. The Adviser and its affiliates may also reimburse expenses or make payments from their own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Fund.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Fund Shares, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

Premium/Discount Information

Information regarding how often Fund Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available, free of charge, on the Fund’s website at www.fminvest.com.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Fund Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Fund Shares are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

Additional Information

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s Adviser, who provides services to the Fund. Shareholders are not parties to, nor intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase Fund Shares. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

25

Financial Highlights

Financial highlights are not yet available for the Fund as the Fund had not commenced operations prior to the date of this Prospectus.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT ADVISER

F/m Investments LLC
3050 K Street NW, Suite 201
Washington, DC 20007

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

For More Information

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports

Once available, additional information about the Fund’s investments will be included in the Fund’s annual and semiannual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recently completed fiscal year. Information on the Fund and the Fund’s annual reports and semi-annual reports to shareholders will be available at www.fminvest.com or by calling 1-800-617-0004.

Statement of Additional Information

The SAI dated December 31, 2025 provides more details about the Fund and its policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semiannual and annual reports. To obtain a free copy of the SAI, semiannual or annual reports or if you have questions about the Fund:

By Internet

Go to www.fminvest.com.

By Telephone

Call 1-800-617-0004 or your securities dealer.

From the SEC

Information about the Fund (including the SAI) and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-05518

F/m Long-Term Treasury Inflation-Protected Security (TIPS) ETF (RTHY)

A series of The RBB Fund, Inc.

3050 K Street NW, Suite 201

Washington, DC 20007

Statement of Additional Information

Dated December 31, 2025

F/m Long-Term Treasury Inflation-Protected Security (TIPS) ETF (the “Fund”) is a diversified series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

F/m Investments LLC serves as the investment adviser (the “Adviser”) to the Fund.

Information about the Fund is set forth in the prospectus dated December 31, 2025, as supplemented, (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Fund’s Annual and Semi-Annual Reports (when available), call 1-800-617-0004. Once available, the financial statements and notes contained in the annual report on Form N-CSR will be incorporated by reference into this SAI. No other part of the annual report will be incorporated by reference herein.

This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Company, and it should be read in conjunction with the Prospectus.

Fund History	1
Investment Policies and Practices	1
Investment Restrictions	11
Exchange Listing and Trading	13
Management of the Company	14
Code of Ethics	23
Principal Holders	24
Investment Advisory Agreement	24
Portfolio Managers	25
Underwriter	26
Purchase and Redemption of Creation Units	27
Portfolio Holdings Information	34
Determination of Net Asset Value	35
Dividends, Distributions, and Taxes	36
Portfolio Transactions and Brokerage	38
Securities Lending	39
Proxy Voting Procedures	40
Payments To Financial Intermediaries	40
Additional Information Concerning Company Shares	41
General Information	42
Financial Statements	44
Appendix A	A-1
Appendix B	B-1

FUND HISTORY

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares of the F/m Long-Term Treasury Inflation-Protected Security (TIPS) ETF. F/m Investments LLC (the “Adviser”) serves as the investment adviser to the Fund.

The investment objective of the F/m Long-Term Treasury Inflation-Protected Security (TIPS) ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its corresponding benchmark index (“Underlying Index”):

Fund	Underlying Index
F/m Long-Term Treasury Inflation-Protected Security (TIPS) ETF	Bloomberg U.S. TIPS 25+ Year Equal Weight Index (I39542US)

The Fund offers and issues shares (“Shares”) at its net asset value per share (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit”). The Fund also generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are intended to be listed on The Nasdaq Stock Market LLC, a national securities exchange (the “Exchange”), and trade on the Exchange at market prices. These prices may differ from the Fund’s NAV. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. Creation Units generally consist of 10,000 Shares, though this may change from time to time.

Shares of the Fund may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. The Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

INVESTMENT POLICIES AND PRACTICES

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by the Fund as part of its non-principal investment strategy. The following information supplements, and should be read in conjunction with, the Prospectus.

1

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund’s objective.

There can be no guarantee that the Fund will achieve its investment objective. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by its Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Cash Equivalents and Short-Term Investments

The Fund may invest in cash, cash equivalents, and a variety of short-term instruments in such proportions as warranted by prevailing market conditions and the Fund’s principal investment strategies. The Fund may temporarily invest without limit in such instruments for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. During such periods, the Fund may not be able to achieve its investment objective.

Short-term instruments include obligations of the U.S. government or its agencies or instrumentalities (see “U.S. Government Securities” below) and, without limitation, the following:

(1) Certificates of Deposit. The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(2) Bankers’ Acceptances. The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(3) Repurchase Agreements. The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to certain obligations. For the Fund, collateral may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement. The Fund’s custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

2

(4) Bank Time Deposits. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(5) Eurodollar and Yankee Instruments. The Fund may invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

(6) Money Market Funds and Short-Term Debt Funds. The Fund may invest in money market funds. The Fund will bear its proportionate share of the money market fund’s fees and expenses (see “Other Investment Companies” below). The Fund may hold securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less.

(7) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which are transactions in which the Fund sells a security and simultaneously agrees to repurchase that security from the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

Reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

3

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could limit or prevent the Fund from using certain instruments.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Company (“Board”), certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which the Fund is carrying the investments. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to a greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Inflation-Protected Securities

The Fund may invest in inflation-protected securities. Inflation-protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

4

Inflation-protected securities issued by the U.S. Treasury (also known as “TIPS”) have maturities of varying durations. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation-protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

5

Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

Lending Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice, or by the Company on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Company may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

When voting or consent rights that accompany loaned securities pass to the borrower, the Company will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities.

LIBOR Transition Risk

Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests may have historically paid interest at floating rates based on LIBOR or have been subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also may have historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

6

SOFR Risk

The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR's history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Other Investment Companies

The Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and exchange-traded funds (“ETFs”) registered under the 1940 Act that invest primarily in Fund-eligible investments. Under the 1940 Act, the Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of such Fund’s total assets with respect to any one investment company; and 10% of such Fund’s total assets in the aggregate. The Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

ETFs in which the Fund may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s Shares could also be substantially and adversely affected.

7

If the Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the Fund, but also with the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their NAVs. Shares acquired at a premium to their NAV may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

U.S. Government Securities

The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;(c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero-coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

8

Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets and ultimately the Fund.

When-Issued and Delayed Delivery Transactions

The Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. In addition, the Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund’s total assets that are subject to market risk, resulting in increased sensitivity of NAV to changes in market prices. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, the Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Zero-Coupon and Step Coupon Securities

The Fund may invest in zero-coupon and step coupon securities. Zero-coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero-coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the “Code”).

Temporary Investments

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, the Fund would not be pursuing its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes. Fixed income securities will be deemed to be of high quality if they are rated “A” or better by Standard & Poors or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less) and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

9

Portfolio Turnover

Portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. A higher portfolio turnover rate would result in higher brokerage costs to the Fund and could also result in the realization of larger amounts of capital gains, including short-term capital gains. Capital gains are generally taxable when distributed to shareholders, and distributions of short-term capital gains are generally taxable at ordinary income tax rates.

Pandemic Risk

Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. For example, uncertainties regarding the novel Coronavirus (“COVID-19”) outbreak have resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions may lead to instability in the market place, including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or the Fund’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund and the Adviser.

10

Artificial Intelligence

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

RIC Compliance Risk

The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, the Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Company has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

●	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

11

●	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

●	Make loans, except to the extent permitted under the 1940 Act.

●	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.

●	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

●	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

●	With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

“Group of related industries” is defined as three or more industries based on the Adviser’s classification for the purpose of this section.

Non-fundamental Policies

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors. The Fund may not:

●	Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously. If the percentage of the Fund’s net assets invested in illiquid investments exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid investments as soon as reasonably practicable, in a manner consistent with prudent management and the interests of the Fund.

12

EXCHANGE LISTING AND TRADING

Shares are intended to be listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will meet or continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, Fund Shares under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding (a) the description of the Fund; (b) limitations on the Fund’s portfolio holdings or reference assets; (c) dissemination and availability of the intraday indicative values; or (d) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if, following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of Shares of the Fund; (iv) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares from listing and trading upon termination of the Fund.

The Company reserves the right to adjust the price levels of its shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

To provide additional information regarding the indicative value of shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for the Fund as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

13

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors, Advisory Board Members, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

14

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).

15

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126

Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 65	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A

16

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

17

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

18

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

19

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Fund and in all of the portfolios of the Company and The RBB Fund Trust (together, the "Fund Complex") (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including the amounts through the deferred compensation plan.

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha Tirinnanzi	None	Over $100,000
INTERESTED DIRECTOR
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(2)	None	$10,001-$50,000

(1)	The Fund had not commenced operations prior to the date of this SAI.
(2)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

20

Directors’, Advisory Board Members' and Officers’ Compensation

Effective January 1, 2026, the Company and The RBB Fund Trust, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Company and The RBB Fund Trust, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Company and The RBB Fund Trust, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $0 from the Fund and $1,060,000 in aggregate from all series of the Fund Complex for its services. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary, and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund Complex, in the following amounts:

21

Name of Director/Officer	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$0	N/A	N/A	$406,250
Lisa A. Dolly, Director	$0	N/A	N/A	$363,750
Nicholas A. Giordano, Director	$0	N/A	N/A	$369,250
Arnold M. Reichman, Director and Chair	$0	N/A	N/A	$476,750
Robert A. Straniere, Director(2)	$0	N/A	N/A	$101,250
Martha A. Tirinnanzi	$0	N/A	N/A	$336,000
Interested Director:
Robert Sablowsky, Director and Vice Chair	$0	N/A	N/A	$466,750
Brian T. Shea, Director	$0	N/A	N/A	$380,500
Disinterested Advisory Board Members
Eugene Podsiadlo(3)	$0	N/A	N/A	$0
Officers:
Steven Plump, President	$0	N/A	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$0	N/A	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$0	N/A	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$0	N/A	N/A	$200,000

(1)	The Fund had not commenced operations prior to the date of this SAI.
(2)	Mr. Straniere retired from his role as a Director effective January 2025.
(3)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

22

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Fund and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Director Emeritus	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Julian Brodsky	$0	N/A	N/A	$106,250
Robert Straniere	$0	N/A	N/A	$84,375

(1)	The Fund had not commenced operations prior to the date of this SAI.

CODE OF ETHICS

The Company, the Adviser, and Quasar Distributors, LLC (the “Distributor”), have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

23

PRINCIPAL HOLDERS

Prior to the date of this SAI, no Shares of the Fund were outstanding.

INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement

The Adviser is a Delaware limited liability company with offices at 3050 K Street NW, Suite 201, Washington, DC 20007. Three officers of the Company own an indirect, minority interest in the Adviser. The Adviser is a majority owned subsidiary F/m Managers Group, LP (“FMG”), which is a wholly owned subsidiary of 1251 Capital, Inc., which is a financial services holding company. The Adviser provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Adviser manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board. The Adviser provides such additional administrative services as the Company may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Company.

Pursuant to the terms of the Advisory Agreement, in consideration of the services provided by the Adviser, the Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.19% of the Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of the Fund, including transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

The Adviser receives an advisory fee from the Fund at an annual rate of the Fund’s average daily net assets as indicated in the following table.

Contractual Advisory Fee
F/m Long-Term Treasury Inflation-Protected Security (TIPS) ETF	0.19%

24

PORTFOLIO MANAGERS

Peter Baden, Alexander Morris, and Marcin Zdunek are the portfolio managers responsible for investment-related services provided to the Fund. The following table provides information regarding accounts managed by each portfolio manager as of August 31, 2025.

Portfolio Manager; Other Accounts	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets	Number	Assets
Peter Baden
Registered Investment Companies	13	$7.9 billion	$0	$0
Other Pooled Investment Vehicles	0	$0	$0	$0
Other Accounts	3,799	$1.6 billion	$0	$0
Alexander Morris
Registered Investment Companies	11	$8 billion	$0	$0
Other Pooled Investment Vehicles	0	$0	$0	$0
Other Accounts	0	$0	$0	$0
Marcin Zdunek
Registered Investment Companies	14	$8.0 billion	$0	$0
Other Pooled Investment Vehicles	0	$0	$0	$0
Other Accounts	0	$0	$0	$0

Portfolio Manager Compensation

The compensation structure for the portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of the Adviser. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses are not based upon criteria such as performance of the Fund or the value of assets included in the Fund’s portfolio.

Material Conflicts of Interest

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated. In accordance with the Adviser’s trade rotation policy, there will be cases where the Fund will trade after other accounts.

25

Ownership of Fund Shares by the Portfolio Managers

As of August 31, 2025, the portfolio managers owned securities of the Fund in the amount set forth in the table below.

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of 8/31/25
F/m Long-Term Treasury Inflation-Protected Security (TIPS) ETF
Peter Baden	None
Alexander Morris	None
Marcin Zdunek	None

*	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

UNDERWRITER

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), located at 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 10,000 shares. The Distributor will not distribute shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below). The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Directors, including a majority of the Independent Directors, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

26

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Company issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund’s Shares is calculated each Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the NYSE is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication of the Fund and a Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through the National Securities Clearing Corporation ("NSCC"), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objectives of the Fund.

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

27

CASH PURCHASE METHOD. The Company may at its discretion permit full or partial cash purchases of Creation Units of the Fund in instances permitted by the exemptive relief the Adviser is relying on in offering the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from the Fund must be placed for one or more Creation Units in the manner set forth and by the time(s) designated in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed on any day, the Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

28

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of the Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern Time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern Time on the Settlement Date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to the Fund for losses, if any, resulting from unsettled orders.

29

Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time. APs will be liable to the Company for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Fund, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Fund. The Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Fund is $300.

30

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

31

CASH REDEMPTION METHOD. Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Fund may incur costs such as brokerage costs or taxable gains or losses that the Fund might not have incurred if the redemption had been made in-kind. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company. The Non-Standard Charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for the Fund is $300.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the Shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

32

In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the Shares to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares of the Fund, or to purchase or sell Shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affecting by events in the relevant foreign markets.

33

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of the Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, Board, officers, or third-party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of the Fund’s shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Fund’s entire portfolio holdings will be publicly disseminated each business day and may be available through financial reporting and news services including publicly available internet websites.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; Fund Services, the administrator, accounting agent and transfer agent; Cohen & Company, Ltd., the Fund’s independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; the Fund's financial printer(s); the Fund’s proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

34

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and, (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the CCO as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus titled “HOW TO BUY AND SELL SHARES.”

NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day.

NAV per Share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of the Fund’s Shares outstanding. In computing NAV, securities are valued at market value as of the applicable NAV determination time. The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”). If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Valuation Designee determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by the Fund. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

35

The values of securities held by the Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value by the Adviser, as the Fund’s Valuation Designee, in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Fund and its shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Company each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

36

Dividend Reinvestment Service

The Fund will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Fund at NAV. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to beneficial owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

Taxes – General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of the Prospectus and this SAI, respectively. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (1) any one issuer, (2) two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough and the Fund does not satisfy the 90% distribution requirement described above, the Fund could be disqualified as a regulated investment company. If for any taxable year, the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions of capital gains) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

37

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

The Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a regulated investment company. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by the Fund.

Loss Carryforwards

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

38

The Adviser may serve as an investment adviser to other clients, including private investment companies, and the Adviser may in the future act as an investment adviser to other registered investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets are managed by the Adviser in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund.

The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Fund’s policies, the Adviser, through a brokerage or an outsourced trading desk, conducts trades on behalf of the Fund and effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services to the Adviser and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Company directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

No brokerage transaction information is provided because the Fund had not commenced operations prior to the date of this SAI.

SECURITIES LENDING

Securities Finance Trust Company (otherwise known as and referred to herein as “eSecLending”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a Securities Lending Agency Agreement entered into between the Fund and eSecLending.

39

As securities lending agent, eSecLending is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. eSecLending is responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines.

eSecLending receives as compensation for its services a portion of the amount earned by the Fund for lending securities.

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund (“portfolio proxies”) to the Adviser, subject to the Board’s continuing oversight.

Policies of the Adviser

The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Adviser. The Adviser’s proxy voting policies and procedures are set forth in Appendix B. The Fund may invest its assets in debt securities, which generally do not issue proxies. However, the Fund may also invest in other types of securities that may issue proxies.

More Information

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12-month period ended June 30th will be available upon request by calling 1-800-617-0004. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of its distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund Shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund Shares; providing marketing and educational support; maintaining Share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

40

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund Shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

41

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

GENERAL INFORMATION

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Ave Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and dividend disbursing agent.

42

Custodian

U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) of the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Custodian and the Administrator are affiliates.

No administration fee information is provided because the Fund had not commenced operations prior to the date of this SAI.

Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

43

FINANCIAL STATEMENTS

As the Fund had not commenced operations prior to the date of this SAI, there are no annual financial statements available at this time. Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

44

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

A-1

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

A-2

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

A-3

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

A-4

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

A-5

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

A-6

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

A-7

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

A-8

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

A-9

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

A-10

APPENDIX B

F/m Investments LLC (“FMI” or the “Adviser”) may vote proxies for certain advisory clients if that responsibility is specifically accepted by FMI in the advisory agreement between FMI and the client. Regardless, a client always has the right to vote their own proxies. A client can exercise this right by instructing FMI in writing to not vote proxies in the client’s account. In addition, where FMI has proxy voting authority but a client desires to direct FMI on how to vote a particular proxy, clients should contact FMI at the address below.

If the client agreement is entered into by a trustee or other fiduciary on behalf of an employee retirement income plan subject to the Employee Retirement Income Security Act (“ERISA”), including a person meeting the definition of “fiduciary” under ERISA, the trustee or other fiduciary generally retains the right and obligation to vote proxies. In such cases, the Adviser is generally precluded from voting proxies for the plan.

The Adviser’s proxy voting procedures provide that it votes proxies in its clients’ interests, and that if it identifies a material conflict of interest between itself and the client, it will vote based upon the recommendation of an independent third party. In certain circumstances, in accordance with an investment advisory contract, or other written directive, or if the Adviser has determined that it is in the client’s best interest, it may refrain from voting proxies.

Upon written request, a client will be provided with FMI’s proxy voting policies and procedures. Clients may also request, in writing, copies of records regarding how FMI voted their securities. Written requests must be addressed to Chief Compliance Officer, 3050 K Street NW, Suite 201, Washington DC 20007.

B-1

PROSPECTUS
December 31, 2025

F/m Small Cap Core ETF (FMSC)

F/m Small Cap Growth ETF (FMSG)

F/m SMID Equity ETF (FMSM)

Each a series of The RBB Fund, Inc.

3050 K Street NW, Suite 201
Washington, DC 20007

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

There is no assurance that any fund will achieve its investment objective and investment in a fund could lose money, including loss of principal. No investment in a fund is intended to be a complete investment program.

Summary Sections	1
F/m Small Cap Core ETF (FMSC)	1
F/m Small Cap Growth ETF (FMSG)	7
F/m SMID Equity ETF (FMSM)	13
Additional Information about the Funds	19
Management of the Funds	30
How to Buy and Sell Shares	31
Dividends, Distributions, and Taxes	32
Distribution	36
Additional Considerations	36
Financial Highlights	37
For More Information	Back Cover

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the F/m Small Cap Core ETF, the F/m Small Cap Growth ETF and/or the F/m SMID Equity ETF (each a “Fund” and together the “Funds”) or The RBB Fund, Inc. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

SUMMARY SECTION – F/m Small Cap Core ETF (FMSC)

Investment Objective

The investment objective of the F/m Small Cap Core ETF (the “F/m Small Cap Core Fund” or the “Fund”) is to seek to deliver long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the F/m Small Cap Core Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses(1)	None
Total Annual Fund Operating Expenses	0.65%

(1)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the F/m Small Cap Core Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$66	$208

Portfolio Turnover

The F/m Small Cap Core Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The F/m Small Cap Core Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to deliver long-term growth of capital by utilizing a fundamental, bottom-up approach designed to identify underpriced securities with a strong potential for long-term appreciation. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in equity securities of “small cap” U.S. companies, which the Fund defines as those companies whose market capitalizations, at the time of purchase, fall within the range of (i) at least $250 million and (ii) the maximum capitalization of companies comprising the Russell 2000® Index, which was approximately $32.8 billion as of October 31, 2025. The Russell 2000® Index measures the performance of approximately 2,000 small-cap U.S. equities and is a trademark of FTSE Russell Company, which is not affiliated with or associated with the Fund nor the Adviser.

The Fund may invest up to 20% of its assets in securities other than small-cap securities. As long as a majority of its net assets are invested in “small cap” U.S. companies, as defined above, the Fund is not required to sell a security if its market capitalization increases such that it ceases to be “small cap” at any time after its acquisition by the Fund.

In constructing its portfolio, the Adviser uses a research-based process based on a fundamental analysis of the small cap universe by sector specialists who evaluate drivers of corporate performance and provide detailed projections of earnings, cash flow and return on investments to identify those securities that it believes will provide the highest potential appreciation. The Adviser may make

1

adjustments to the model and Fund holdings at its discretion. In constructing and managing the model and in choosing the Fund’s investments, the Adviser utilizes insights from many sources, including, but not limited to, its internal investment research team, industry reports, and data from third-party service providers. The Fund’s active strategy gives it the flexibility to alter the investment strategies utilized in the construction of the Fund’s portfolio in response to changes in market conditions, emergent academic research or other considerations and allows the Adviser to maintain exposure to desired factors, while controlling exposure to certain industries, sectors and other risks.

The Fund may also invest in cash and cash equivalents, money market instruments (such as repurchase agreements and money market funds), fixed income securities (such as government, corporate and bank debt obligations), common stock, equities, American Depository Receipts (“ADRs”), foreign securities (including emerging market securities), real estate investment trusts (“REITs”) and/or initial public offerings (“IPOs”).

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, the “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The F/m Small Cap Core Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the F/m Small Cap Core Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at various times depending on market conditions or other factors.

●

Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general financial markets , a particular financial market, another index, or other asset classes.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, industries, project types, or asset class.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. While the Fund and the Adviser have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems.

2

Further, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, or issuers of securities in which the Fund invests. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber-failures.

●

Depository Receipts Risk. The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts (“ADRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

●

Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will. The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

●

Equity Securities Risk. The price of equity securities fluctuates based on changes in a company’s activities and financial condition and in overall market conditions. Economic, political, and financial conditions, or industry or economic trends or developments, may for varying periods of time cause volatility, illiquidity, or other potentially adverse effects in the markets. The Fund’s investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

3

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Shares trade on a stock exchange at prices at, above, or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. Any of these factors, among others, may lead to the Shares trading at a premium or discount to NAV.

●

Foreign Investment Risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s foreign investments, prevent the Fund from realizing the full value of its foreign investments or prevent the Fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the United States. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the Fund may be limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the U.S. The foreign investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments. Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments. In addition, because non-U.S. markets may be open on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

●

Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in, or which are exposed to, the affected region. Also, current military conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

●

Initial Public Offering (“IPO”) Risk. The Fund may invest in companies that have recently completed an initial public offering. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

●

Issuer-Specific Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

●

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending on market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes, but that employ different investment styles.

●

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investments in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates,

4

 inflation, changes in the actual or perceived creditworthiness of issuers and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, or financial events, public health crises (such as epidemics or pandemics), or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. As a result, an investor could lose money over short or long periods of time.

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund Shares.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

New Fund Risk. The Fund is a newly organized, management investment company with a limited operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Real Estate Investment Trust (“REIT”) Risk. REITs are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.

●

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker-dealers. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Small-Capitalization Companies Risk. Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments. The securities of small-capitalization companies may be more volatile and less liquid than those of mid- and large-capitalization companies. As a result, the Fund’s share price may be more volatile than that of a fund with a greater investment in large- or mid-capitalization stocks.

●

Underlying Fund Risk. Other investment companies (i.e., ETFs and money market funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

5

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the F/m Small Cap Core ETF is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m Small Cap Core ETF
Daniel Skubiz, CFA®	Managing Director, Chief Investment Officer, Equities	Inception
Greg Glidden	Managing Director, Director of Equity Strategy	Inception

Purchase and Sale of F/m Small Cap Core Fund Shares

Shares are intended to be listed on a national securities exchange (the “Exchange”), and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s website at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax- deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

6

SUMMARY SECTION – F/m Small Cap Growth ETF (FMSG)

Investment Objective

The investment objective of the F/m Small Cap Growth ETF (the “F/m Small Cap Growth Fund” or the “Fund”) is to seek to deliver long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the F/m Small Cap Growth Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses(1)	None
Total Annual Fund Operating Expenses	0.65%

(1)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the F/m Small Cap Growth Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$66	$208

Portfolio Turnover

The F/m Small Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The F/m Small Cap Growth Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to deliver long-term growth of capital by utilizing a fundamental, bottom-up approach designed to identify underpriced securities with a strong potential for long-term appreciation. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in equity securities of “small cap” U.S. companies, which the Fund defines as those companies whose market capitalizations, at the time of purchase, fall within the range of (i) at least $250 million and (ii) the maximum capitalization of companies comprising the Russell 2000® Growth Index, which was approximately $32.8 billion as of October 31, 2025. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with relatively higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index is a trademark of FTSE Russell Company, which is not affiliated with or associated with the Fund nor the Adviser.

The Fund may invest up to 20% of its assets in securities other than small-cap securities. As long as a majority of its net assets are invested in “small cap” U.S. companies, as defined above, the Fund is not required to sell a security if its market capitalization increases such that it ceases to be “small cap” at any time after its acquisition by the Fund.

7

In constructing its portfolio, the Adviser uses a research-based process based on a fundamental analysis of the small cap universe by sector specialists who evaluate drivers of corporate performance and provide detailed projections of earnings, cash flow and return on investments to identify those securities that it believes will provide the highest potential appreciation. The Adviser may make adjustments to the model and Fund holdings at its discretion. In constructing and managing the model and in choosing the Fund’s investments, the Adviser utilizes insights from many sources, including, but not limited to, its internal investment research team, industry reports, and data from third-party service providers. The Fund’s active strategy gives it the flexibility to alter the investment strategies utilized in the construction of the Fund’s portfolio in response to changes in market conditions, emergent academic research or other considerations and allows the Adviser to maintain exposure to desired factors, while controlling exposure to certain industries, sectors and other risks.

The Fund may also invest in cash and cash equivalents, money market instruments (such as repurchase agreements and money market funds), fixed income securities (such as government, corporate and bank debt obligations), common stock, equities, American Depository Receipts (“ADRs”), foreign securities (including emerging market securities), real estate investment trusts (“REITs”) and/or initial public offerings (“IPOs”).

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The F/m Small Cap Growth Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the F/m Small Cap Growth Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at various times depending on market conditions or other factors.

●

Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market, another index, or other asset classes.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, industries, project types, or asset class.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer

8

data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. While the Fund and the Adviser have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Further, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, or issuers of securities in which the Fund invests. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber-failures.

●

Depository Receipts Risk. The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts (“ADRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

●

Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will. The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

●

Equity Securities Risk. The price of equity securities fluctuates based on changes in a company’s activities and financial condition and in overall market conditions. Economic, political, and financial conditions, or industry or economic trends or developments, may for varying periods of time cause volatility, illiquidity, or other potentially adverse effects in the markets. The Fund’s investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During

9

periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Shares trade on a stock exchange at prices at, above, or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. Any of these factors, among others, may lead to the Shares trading at a premium or discount to NAV.

●

Foreign Investment Risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s foreign investments, prevent the Fund from realizing the full value of its foreign investments or prevent the Fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the United States. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the Fund may be limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the U.S. The foreign investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments. Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments. In addition, because non-U.S. markets may be open on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

●

Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in, or which are exposed to, the affected region. Also, current military conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

●

Initial Public Offering (“IPO”) Risk. The Fund may invest in companies that have recently completed an initial public offering. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

●

Issuer-Specific Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

●

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending on market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes, but that employ different investment styles.

10

●

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investments in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, or financial events, public health crises (such as epidemics or pandemics), or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. As a result, an investor could lose money over short or long periods of time.

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund Shares.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

New Fund Risk. The Fund is a newly organized, management investment company with a limited operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Real Estate Investment Trust (“REIT”) Risk. REITs are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.

●

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker-dealers. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Small-Capitalization Companies Risk. Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments. The securities of small-capitalization companies may be more volatile and less liquid than those of mid- and large-capitalization companies. As a result, the Fund’s share price may be more volatile than that of a fund with a greater investment in large- or mid-capitalization stocks.

●

Underlying Fund Risk. Other investment companies (i.e., ETFs and money market funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

11

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the F/m Small Cap Growth ETF is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m Small Cap Growth ETF
Daniel Skubiz, CFA®	Managing Director, Chief Investment Officer, Equities	Inception
Greg Glidden	Managing Director, Director of Equity Strategy	Inception

Purchase and Sale of F/m Small Cap Growth Fund Shares

Shares are intended to be listed on a national securities exchange (the “Exchange”), and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s website at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax- deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

12

SUMMARY SECTION – F/m SMID Equity ETF (FMSM)

Investment Objective

The investment objective of the F/m SMID Equity ETF (the “F/m SMID Fund” or the “Fund”) is to seek to deliver long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the F/m SMID Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses(1)	None
Total Annual Fund Operating Expenses	0.65%

(1)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the F/m SMID Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$66	$208

Portfolio Turnover

The F/m SMID Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The F/m SMID Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to deliver long-term growth of capital by utilizing a fundamental, bottom-up approach designed to identify underpriced securities with a strong potential for long-term appreciation. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in equity securities of “small cap” and “mid cap” U.S. companies, which the Fund defines as those companies whose market capitalizations, at the time of purchase, fall within the range of (i) at least $250 million and (ii) the maximum capitalization of companies comprising the Russell 2500® Index, approximately $36.0 billion as of October 31, 2025. The Russell 2500® Index measures the performance of the small-to-mid cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500® Index is a subset of the Russell 3000® Index and includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership; it is a trademark of FTSE Russell Company, which is not affiliated with or associated with the Fund nor the Adviser.

The Fund may invest up to 20% of its assets in securities other than small-cap and mid-cap securities. As long as a majority of its net assets are invested in “small cap” and “mid cap” U.S. companies, as defined above, the Fund is not required to sell a security if its market capitalization increases such that it ceases to be “small cap” or “mid cap” at any time after its acquisition by the Fund.

13

In constructing its portfolio, the Adviser uses a research-based process based on a fundamental analysis of the small and mid-cap universe by sector specialists who evaluate drivers of corporate performance and provide detailed projections of earnings, cash flow and return on investments to identify those securities that it believes will provide the highest potential appreciation. The Adviser may make adjustments to the model and Fund holdings at its discretion. In constructing and managing the model and in choosing the Fund’s investments, the Adviser utilizes insights from many sources, including, but not limited to, its internal investment research team, industry reports, and data from third-party service providers. The Fund’s active strategy gives it the flexibility to alter the investment strategies utilized in the construction of the Fund’s portfolio in response to changes in market conditions, emergent academic research or other considerations and allows the Adviser to maintain exposure to desired factors, while controlling exposure to certain industries, sectors and other risks.

The Fund may also invest in cash and cash equivalents, money market instruments (such as repurchase agreements and money market funds), fixed income securities (such as government, corporate and bank debt obligations), common stock, equities, American Depository Receipts (“ADRs”), foreign securities (including emerging market securities), real estate investment trusts (“REITs”) and/or initial public offerings (“IPOs”).

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, the “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The F/m SMID Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the F/m SMID Fund Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at various times depending on market conditions or other factors.

●

Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●

Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market, another index, or other asset classes.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, industries, project types, or asset class.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or

14

exchanging shares or receiving distributions. While the Fund and the Adviser have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Further, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, or issuers of securities in which the Fund invests. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber-failures.

●

Depository Receipts Risk. The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts (“ADRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

●

Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will. The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

●

Equity Securities Risk. The price of equity securities fluctuates based on changes in a company’s activities and financial condition and in overall market conditions. Economic, political, and financial conditions, or industry or economic trends or developments, may for varying periods of time cause volatility, illiquidity, or other potentially adverse effects in the markets. The Fund’s investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Fund Shares, Fund Shares may trade at a material discount to net asset value (“NAV”), and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

15

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Shares trade on a stock exchange at prices at, above, or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. Any of these factors, among others, may lead to the Shares trading at a premium or discount to NAV.

●

Foreign Investment Risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s foreign investments, prevent the Fund from realizing the full value of its foreign investments or prevent the Fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the United States. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the Fund may be limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the U.S. The foreign investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments. Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments. In addition, because non-U.S. markets may be open on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

●

Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in, or which are exposed to, the affected region. Also, current military conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

●

Initial Public Offering (“IPO”) Risk. The Fund may invest in companies that have recently completed an initial public offering. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

●

Issuer-Specific Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

●

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending on market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes, but that employ different investment styles.

●

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investments in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates,

16

inflation, changes in the actual or perceived creditworthiness of issuers and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, or financial events, public health crises (such as epidemics or pandemics), or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. As a result, an investor could lose money over short or long periods of time.

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund Shares.

●

Mid-Capitalization Companies Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. The securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. As a result, the price of Fund Shares may be more volatile than that of a fund with a greater investment in large-capitalization stocks.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

New Fund Risk. The Fund is a newly organized, management investment company with a limited operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Concentration Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker-dealers. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Small-Capitalization Companies Risk. Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments. The securities of small-capitalization companies may be more volatile and less liquid than those of mid- and large-capitalization companies. As a result, the Fund’s share price may be more volatile than that of a fund with a greater investment in large- or mid-capitalization stocks.

●

Underlying Fund Risk. Other investment companies (i.e., ETFs and money market funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

17

Performance Information: Performance information for the F/m Small SMID Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m Small Cap SMID Equity ETF
Daniel Skubiz, CFA®	Managing Director, Chief Investment Officer, Equities	Inception
Greg Glidden	Managing Director, Director of Equity Strategy	Inception

Purchase and Sale of F/m SMID Fund Shares

Shares are intended to be listed on a national securities exchange (the “Exchange”), and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s website at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax- deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

18

Additional Information about the Funds

Investment Objective

The investment objective of each Fund is to seek investment results as described in the “Investment Objective” section of that Fund’s Summary Prospectus above. Each Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Portfolio Composition

Each Fund has a policy to invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the types of investment shown next to the Fund’s name in the table below (each, an “80% Policy”).

Fund	Types of Investments for Purposes of 80% Policy
F/m Small Cap Core ETF

Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in equity securities of “small cap” U.S. companies, which the Fund defines as those companies whose market capitalizations, at the time of purchase, fall within the range of (i) at least $250 million and (ii) the maximum capitalization of companies comprising the Russell 2000® Index, which was approximately $32.8 billion as of October 31, 2025.

F/m Small Cap Growth ETF

Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in equity securities of “small cap” U.S. companies, which the Fund defines as those companies whose market capitalizations, at the time of purchase, fall within the range of (i) at least $250 million and (ii) the maximum capitalization of companies comprising the Russell 2000® Growth Index, which was approximately $32.8 billion as of October 31, 2025.

F/m SMID Equity ETF

Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in equity securities of “small cap” and “mid cap” U.S. companies, which the Fund defines as those companies whose market capitalizations, at the time of purchase, fall within the range of (i) at least $250 million and (ii) the maximum capitalization of companies comprising the Russell 2500® Index, approximately $36.0 billion as of October 31, 2025.

Additional Principal Risk Information

The value of the Funds’ investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in any of the Funds, and there can be no assurance that any of the Funds will achieve its investment objective. An investment in the Funds is subject to one or more of the principal risks discussed below. Unless otherwise noted, each risk described below is a principal risk of investing in each Fund.

●

Active Management Risk. The Funds are actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Funds will achieve their investment objectives.

●

Affiliated Fund Risk. When the Adviser invests a Fund’s assets in an Underlying Fund that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in Underlying Funds sponsored or managed by others. This conflict of interest may be amplified when an Underlying Fund has low assets.

●

Asset Class Risk. The securities and other assets in a Fund’s Portfolio or its Underlying Index may underperform in comparison to other indexes that track, or assets that represent, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets and indices may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors, including, but not limited to, inflation, interest rates, productivity, global demand for local products or resources, and regulation and government controls. This may cause a Fund to underperform other investment vehicles that invest in different asset classes.

19

●

Concentration Risk. Any of the Funds may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Credit Risk. In connection with a Fund’s or an Underlying Fund’s investments in fixed income securities, the value of your investment in the Fund may change in response to the credit ratings of the Fund’s or an Underlying Fund’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund may cause it to default or become unable to pay interest or principal due on the security. The Adviser cannot guarantee the adequacy of the protection of the Fund’s or an Underlying Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. The Fund or Underlying Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults. Investments in fixed income securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

●

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, each of the Funds and Underlying Funds is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyberattacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser, an Underlying Fund’s adviser and a Fund’s or Underlying Fund’s other service providers (including, but not limited to, any of the Funds’ or Underlying Funds’ accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund or Underlying Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with any of the Funds’ or Underlying Funds’ ability to calculate their respective NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds, the Underlying Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more volatile and thus more likely to decline in price, and to a greater extent, than shorter-duration debt securities, in a rising interest-rate environment. As interest rates rise, the value of a bond will fall in direct proportion to its duration and conversely, as interest rates fall, the value of a bond will increase in direct proportion to its duration. Therefore, the longer a bond’s duration (measured in years), the more sensitive its price will be to interest rate changes. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

●

Equity Securities Risk. The price of equity securities fluctuates based on changes in a company’s activities and financial condition and in overall market conditions. Economic, political, and financial conditions, or industry or economic trends or developments, may for varying periods of time cause volatility, illiquidity, or other potentially adverse effects in the markets. The Funds’ investments in equity securities expose them to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

●	ETF Risk. Each of the Funds is an ETF, and, as a result of an ETF’s structure, the Funds are exposed to the following risks:

20

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Shares, Shares may trade at a material discount to NAV, and Fund Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to a Fund’s Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of any of the Funds in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Cash Transactions Risk. Unlike certain ETFs, each of the Funds may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, each Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease a Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if a Fund had effected redemptions wholly on an in-kind basis. A Fund’s use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

●

Secondary Market Trading Risk. Shares of the Funds are intended be listed on a national securities exchange (the “Exchange”) that will be determined prior to the commencement of those Funds’ investment operations. Although the Funds’ Shares are intended to be listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in the Funds’ Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Funds’ Shares may begin to mirror the liquidity of each Fund’s underlying holdings, which can be significantly less liquid than each Fund’s Shares. In addition, during periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of the Funds may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate each Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. To the extent any Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to ETF risks.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, any of the Funds may not be able to readily sell fixed-income securities at prices at or near their perceived value. If a Fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in a Fund’s redemption requests, including requests from shareholders who may own a significant percentage of a Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates,

21

could cause a Fund to sell its holdings at a loss or at undesirable prices and adversely affect that Fund’s share price and increase that Fund’s liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, each Fund may be subject to risks associated with investments in senior non-preferred bonds (sometimes referred to as a “bail-in bonds”), which are debt securities issued by financial institutions that can be converted into equity securities if such conversion is mandated by a financial institution’s regulatory authority due to the financial institution facing the possibility of bankruptcy. The mandatory conversion of a bail-in bond into an equity security may result in a reduction in value of the security and, if a Fund holds such security when the conversion occurs, the Fund’s performance may be negatively impacted.

●

Fixed Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that the principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper a Fund’s ability to sell the debt securities in which it invests.

●

Growth Securities Risk. Growth securities are those issued by companies whose earnings growth potential appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. Growth securities may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices, and thus, potentially greater declines in market value. The prices of growth securities may be more volatile than those of other types of investments and can decline rapidly and significantly in reaction to negative news. Growth securities may underperform value securities and other types of assets, as well as the overall stock market. Under certain market conditions, growth securities have performed better during the later stages of economic recovery, although there is no assurance that they will continue to do so in the future. Growth securities typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. Growth securities may go in and out of favor over time, which could affect the performance of a Fund with such holdings.

●

Income Risk. The Funds’ income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income a Fund receives from it but will generally affect the value of your investment in a Fund. Changes in interest rates may also affect the liquidity of a Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. A Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates, which may negatively affect the value of debt instruments held by a Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of a Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from a Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from a Fund’s performance to the extent such Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, a Fund may have a very low or even negative yield. A low or negative yield would cause a Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by a Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by a Fund. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with

22

general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that a Fund will not be able to manage this risk effectively.

●

IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

●

Issuer Risk. The performance of each Fund depends on the performance of individual securities or other assets to which such Fund has exposure. The value of securities or other assets may decline, or perform different from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

●

Leverage Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset coverage requirements.

●

Liquidity Risk. Certain securities held by the Funds may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, each such Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Funds may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. All of the Funds are subject to management risk, regardless of whether they are actively or passively managed. In managing a Fund’s investment portfolio, the Adviser will apply investment techniques and risk analyses that may not produce the desired result. In all cases, there can be no guarantee that any Fund will meet its investment objectives.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Funds’ NAVs and market prices are based upon the market’s perception of value and are not necessarily an objective measure of an investment’s value. There is no assurance that any of the Funds will realize its investment objective, and an investment in any of the Funds is not, by itself, a complete or balanced investment program. You could lose money on your investment in any of the Funds, or any of the Funds could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Funds cannot predict the impact, if any, of these changes to the Funds’

23

respective businesses, they could adversely affect the Funds’ business, financial condition, operating results and cash flows. Until the Funds know what policy changes are made and how those changes impact the Funds’ business and the business of the Funds’ competitors over the long term, the Funds will not know if, overall, the Funds will benefit from them or be negatively affected by them.

●

Market Trading Risk. Each Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of a Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which a disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in a Fund being unable to trade certain securities or financial instruments at all. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to a Fund’s NAV.

●

Mid-Capitalization Companies Risk. Investments in mid-capitalization companies may be riskier, less liquid, more volatile and more susceptible to economic, market and industry changes than investments in large-capitalization companies. Mid-capitalization companies may have more limited product lines, markets, financial resources and management experience. As a result, they generally are more vulnerable than large-capitalization companies to adverse business and economic developments. Mid-capitalization companies may have a shorter business track record, with relatively less information available to investors. The securities of mid-sized companies may trade less frequently and in smaller volumes than the securities of larger companies.

●

New Fund Risk. The Funds are newly organized, diversified management investment companies with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that a Fund will grow to, or maintain, an economically viable size, in which case the Board of the Board of Directors (the “Board”) of The RBB Fund, Inc. may determine to liquidate any or all of the Funds. Like other new funds, large inflows and outflows may impact any of the Funds’ market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If any of the Funds fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.

●

Non-U.S. Issuers Risk. Each Fund may invest in securities of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by a Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

●

Operational Risk. Each Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. Each Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Funds or Underlying Funds invest.

24

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Funds’ portfolios will decline if and when the Fund reinvests the proceeds from the disposition of portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of a Fund’s Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by a Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). A Fund may enter these transactions when the Adviser expects the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.

Reverse repurchase agreements are a form of secured borrowing and subject a Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of a Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. A Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When a Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.

●

Risk of Investing in Real Estate Income Trusts (“REITs”). REITS are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by the changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in a relatively small number of properties, or in a small geographic area, or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets, as well as defaults by borrowers and self-liquidation. A variety of economic and other factors may adversely impact a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, a REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated with protecting its investments. In addition, a REIT could possibly fail to qualify for favorable tax treatment under the Internal Revenue Code, or to maintain its exemption from registration under the 1940 Act, which could have adverse consequences for any Fund invested in such REIT. Investments in REITs are also subject to the risks affecting equity markets generally.

●

Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect U.S. issuers, as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which any of the Funds invest.

25

●

Sector Concentration Risk. To the extent the Funds invest more heavily in particular sectors of the economy, their performance will be especially sensitive to developments that significantly affect those sectors.

○

Communication Services Sector Risk. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

○

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is closely tied to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

○

Consumer Staples Sector Risk. Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of utilizing various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns, and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.

○

Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased government or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect companies that service or supply those entities, either because demand for those products and services is curtailed or those products and services come under price pressure.

○

Financial Sector Risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees that they can charge, the scope of their activities, the prices they can charge and the amount of capital that they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may adversely impact a broad range of markets, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to major price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

○

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily

26

dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Heath care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

○

Industrial Sector Risk. Companies in the industrial sector may be adversely affected by changes in the supply and demand for products and services, product obsolescence or discontinuance, claims for environmental damage or product liability and changes in general economic conditions, among other factors. Government regulation, word events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely (to a significant extent) on U.S. and foreign government demand for their products and services. Therefore, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control the U.S. and other government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

○

Information Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major affect on the value of any Fund that is invested in this sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

○

Materials Sector Risk. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

○

Real Estate Sector Risk. There are special risks associated with investments in securities of companies engaged in real property markets, including, without limitation, REITs and real estate operating companies. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. An investment in a real property company is subject to additional risks, such as poor performance by the manager, adverse changes in tax law, difficulties in valuing and disposing of real estate, and the effect of general declines in stock prices. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a real property company may contain provisions that make changes in control of the company difficult or time-consuming. As a shareholder in a real property company, any of the Funds or the Funds’ shareholders, would bear their ratable shares of the real property company’s expenses and would at the same time continue to pay their own fees and expenses.

○

Utilities Sector Risk. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes usually occur only following a delay after changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. Certain utility companies have experienced full

27

or partial de-regulation in recent years. These companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention of other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Among the risks that may affect utility companies are the following: risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

●

Securities Lending Risk. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund’s total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending a Fund’s portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral or from recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

●

Small-Capitalization Companies Risk. Investments in small-capitalization companies may be riskier, less liquid, more volatile and more susceptible to economic, market and industry changes than investments in large- or mid-capitalization companies. Small-capitalization companies may have more limited product lines, markets, financial resources, personnel and management experience. As a result, they generally are more vulnerable than larger companies to adverse business and economic developments. Small-capitalization companies may have a short business track record, with relatively less information available to investors. The securities of smaller companies may trade less frequently and in lower volumes than the securities of larger companies. Some securities of smaller issuers may be illiquid or restricted as to resale, and their values may have significant volatility. The Funds may be unable to liquidate their positions in such securities at any time, or at a favorable price, in order to meet their obligations.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to a Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. Each Fund may incur brokerage fees in connection with its purchase of ETF shares. When a Fund invests in an Underlying Fund, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Underlying Fund’s purchase and sale of the underlying securities, ETFs incur fees that are separate from those of a Fund. As a result, a Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, in addition to Fund expenses. The 1940 Act and the related rules and regulations adopted thereunder impose conditions on investment companies that invest in other investment companies. Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts subject to certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

●

U.S. Treasury Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of a Fund’s U.S. Treasury obligations to decline.

28

●

Valuation Risk. The prices provided by the Funds’ pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Additional Information About Non-Principal Risks of the Funds.

This section provides additional information regarding certain non-principal risks of investing in the Funds. The risks listed below could have a negative impact on any of the Funds’ performance and trading prices.

●

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares of a Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Funds’ Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy a Fund’s Shares (the “bid” price) and the price at which an investor is willing to sell a Fund’s Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ ask spread varies over time for a Fund’s Shares based on trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund’s Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling a Fund’s Shares, including bid/ask spreads, frequent trading of a Fund’s Shares may significantly reduce investment results and an investment in a Fund’s Shares may not be advisable for investors who anticipate regularly making small investments.

●

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Funds’ Adviser or an affiliate of the Funds’ Adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund Shares or may invest in any of the Funds and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund Shares (to secure financing or otherwise), which may result in the Shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of any of the Funds would be maintained. Redemptions of a large number of Fund Shares by these shareholders may adversely affect a Fund’s liquidity and net assets. To the extent a Fund permits redemptions in cash, these redemptions may force a Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact a Fund’s NAV, have a material effect on the market price of the Shares and increase a Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause a Fund to make taxable distributions to its shareholders earlier than it otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. A Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case a Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the Shares of a Fund and may, therefore, have a material upward or downward effect on the market price of Fund Shares. In addition, large purchases of Fund Shares may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

●

Legal and Regulatory Change Risk. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of any of the Funds’ investments and each Fund’s ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Funds could be substantial and adverse.

●

RIC Compliance Risk. Each of the Funds has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, a Fund must meet certain source-of- income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of that Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, that Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

29

●

Temporary Investments. Each of the Funds may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Disclosure of Portfolio Holdings

The Funds’ entire portfolio holdings are publicly disseminated each day the Funds are open for business through the Funds’ website, as specified in the Funds’ Summary Prospectuses to be, www.fminvest.com for each of the Funds. The Funds’ portfolio holdings also may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

Management of the Funds

The Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”), of which the Funds are each a series, is responsible for supervising the operations and affairs of the Funds. The Adviser is responsible for the daily management and administration of the Funds’ operations.

Investment Adviser

The investment adviser for each Fund is F/m Investments LLC (the “Adviser”). The Adviser is located at 3050 K Street NW, Suite 201, Washington, DC 20007. Three officers of the Company own an indirect, minority interest in the Adviser. The Adviser is a majority owned subsidiary of F/m Managers Group, LP (“FMG”), which is a wholly owned subsidiary of 1251 Capital, which is a financial services holding company. Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of each Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of investment advisory agreement between the Company and the Adviser (the “Advisory Agreement”). Under the terms of the Advisory Agreement, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.65% (please see chart below) of each Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. No information regarding the advisory fees paid by the Funds is currently available, as the Funds had not commenced operations as of the date of this Prospectus.

The Adviser will receive an advisory fee from each Fund at an annual rate of each Fund’s average daily net assets as indicated in the following table:

Contractual Advisory Fee
F/m Small Cap Core ETF	0.65%
F/m Small Cap Growth ETF	0.65%
F/m SMID Equity ETF	0.65%

A discussion regarding the Board’s approval of the Funds’ Advisory Agreement and the factors the Board considered with respect to its approval will be available in the Funds’ first annual or semi-annual report to shareholders.

The Adviser’s Investment Management Team

Each Fund’s portfolio managers are jointly responsible for the portfolio management decisions for the Funds.

Greg Glidden

Mr. Glidden is a Managing Director and Director of Equity Strategy for the Adviser. As a member of the Equity team, Mr. Glidden is the Senior Equity Analyst responsible for Healthcare, Consumer Staples, and a portion of Consumer Discretionary sectors. Mr. Glidden was previously a Senior Portfolio Manager and Chief Investment Officer of the Adviser’s predecessor firm’s MVP Group. Mr. Glidden has over 40 years of experience in the asset management Industry, having held positions as President, Chief Investment Officer, Senior Portfolio Manager, Director of Research and Senior Equity Analyst.

30

Daniel Skubiz, CFA®

Mr. Skubiz Is the Chief Investment Officer for Equities and Senior Portfolio Manager for the MVP small cap strategies for the Adviser. In addition, he Is the Senior Equity Analyst responsible for the Consumer Discretionary and Industrial sectors fort he Small Cap Analyst Team. Prior to joining the firm, Mr. Skubiz was Vice President of Business Development in the Data Analytics and Research Group at Markit. He also held positions at Fifth Third Asset Management and TradeStreet Investment Associates.

The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by them, and their ownership of Shares of the Funds.

How to Buy and Sell Shares

Each of the Funds issue and redeem its Shares at NAV only in Creation Units. Only Aps may acquire Shares directly from each Fund, and only APs may tender their Shares for redemption directly to each Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are intended to be listed for trading on the secondary market on a national securities exchange (the “Exchange”), and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling a Fund’s Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning a Fund’s Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Funds’ Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of a Fund’s Shares, you are not entitled to receive physical delivery of stock certificates or to have a Fund’s Shares registered in your name, and you are not considered a registered owner of a Fund’s Shares. Therefore, to exercise any right as an owner of a Fund’s Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of the Funds’ Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of each Fund’s Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, including an updated “intraday indicative value” (“IIV”) for each Fund’s Shares as calculated by an information provider or market data vendor. The Funds are neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of the Funds’ portfolios because the basket of Deposit Securities does not necessarily reflect the precise composition of the current portfolio of any Fund at a particular point in time. The IIV should not be viewed as a “real-time” update of each Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

31

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of the Funds’ Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by any of the Funds’ shareholders. Purchases and redemptions by Aps, who are the only parties that may purchase or redeem any Fund’s Shares directly with a Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by Aps. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by any of the Funds in effecting trades. In addition, the Funds reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

For each Fund, the Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for each Fund is calculated by dividing that Fund’s net assets by its Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates by the Funds’ Valuation Designee (defined below), under guidelines established by the Board.

Fair Value Pricing

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Dividends, Distributions, and Taxes

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. Each Fund expects to declare and pay distributions, if any, monthly, however it may declare and pay distributions more or less frequently. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Fund at least annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own a Fund’s Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of that Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

Taxes

Each Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

As with any investment, you should consider how your investment in shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences

32

to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are “United States persons” (within the meaning of the Code) holding shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in a Fund’s Shares.

Unless your investment in a Fund’s Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell your Shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income (as discussed below). Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares of a Fund. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by that Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares of a Fund.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both such Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by such Fund from U.S. corporations, provided holding period and other requirements are met by both such Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities, if any.

If a Fund were to retain any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

A Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Funds.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of Shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares of a Fund). Income from U.S. treasury securities are generally exempt from state and local taxes. Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your Shares.

33

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold

For federal income tax purposes, any capital gain or loss realized upon a sale of Shares of a Fund generally is treated as a long-term capital gain or loss and as a long-term capital gain or loss if those Shares have been held for more than 12 months and as a short-term capital gain or loss if those Shares have been held for 12 months or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares of a Fund. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired (or the shareholder enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Shares. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of Shares of a Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the Shares.

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

Properly reported distributions by a Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by a Fund in respect of such Fund’s “qualified net interest income” (i.e., such Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by a Fund in connection with such Fund’s “qualified short-term gains” (generally, the excess of such Fund’s net short-term capital gains over such Fund’s long-term capital losses for such tax year). However, depending on the circumstances, a Fund may report all, some or none of such Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

If a Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by such Fund on deemed capital gain distributions.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of Funds’ Shares, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on Capital Gain Dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from that Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Funds are generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in any of the Funds.

34

Backup Withholding

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares of a Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Company on behalf of the Funds has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of any of the Funds and if, pursuant to Section 351 of the Code, any of the Funds would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of a Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of a Fund are acquired (or the AP enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30-days after the redemption. If disallowed, the loss will be reflected in an increase the basis of the shares acquired.

The Funds may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Funds may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind, which would generally not give rise to a taxable gain or loss for the Fund. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on a Fund’s distributions and sales of Shares of a Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of the Funds under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

35

Distribution

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Additional Considerations

Payments to Financial Intermediaries

The Adviser and its affiliates, out of their own resources and without additional cost to the Funds or their shareholders, may pay intermediaries, including affiliates of the Adviser, for the sale of Funds’ Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Shares of the Funds available to their customers generally and in investment programs. The Adviser and its affiliates may also reimburse expenses or make payments from their own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Fund.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares of any of the Funds, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

Premium/Discount Information

Information regarding how often each of the Fund’s Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available, free of charge, on each applicable Funds’ website, which is listed in each Fund’s Summary Prospectus. For all of the Funds, information can be found at www.fminvest.com.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Funds’ Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Funds are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Funds’ Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

36

Additional Information

The Funds enter into contractual arrangements with various parties, including, among others, the Funds’ Adviser, who provides services to the Funds. Shareholders are not parties to, nor intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase Shares of any of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

Financial Highlights

Financial highlights are not yet available for the Funds as the Funds had not commenced operations prior to the date of this Prospectus.

37

INVESTMENT ADVISER

F/m Investments LLC
3050 K Street NW, Suite 201
Washington, DC 20007

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

38

For More Information

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports

Once available, additional information about the Funds’ investments will be included in the Funds’ annual and semiannual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its most recently completed fiscal year. For all of the Funds listed in this Prospectus, the annual reports and semi-annual reports to shareholders will be available at www.fminvest.com or by calling 1-800-617-0004.

Statement of Additional Information

The SAI dated December 31, 2025, provides more details about each Fund and its policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semiannual and annual reports. To obtain a free copy of the SAI, semiannual or annual reports or if you have questions about the Funds:

By Internet

For all Funds listed in this Prospectus, go to www.fminvest.com.

By Telephone

Call 1-800-617-0004 or your securities dealer.

From the SEC

Information about the Funds (including the SAI) and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-05518

F/m Small Cap Core ETF (FMSC)

F/m Small Cap Growth ETF (FMSG)

F/m SMID Equity ETF (FMSM)

Each a series of The RBB Fund, Inc.

3050 K Street NW, Suite 201
Washington, DC 20007

Statement of Additional Information
Dated December 31, 2025

F/m Small Cap Core ETF, F/m Small Cap Growth ETF and F/m SMID Equity ETF (each a “Fund” and together the “Funds”) are diversified series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

F/m Investments LLC serves as the investment adviser (the “Adviser”) to each Fund.

Information about each Fund is set forth in the prospectus dated December 31, 2025 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Fund’s Annual and Semi-Annual Reports (when available), please call 1-800-617-0004. Once available, the financial statements and notes contained in the annual report on Form N-CSR will be incorporated by reference into this SAI. No other part of the annual report will be incorporated by reference herein.

This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and the Company, and it should be read in conjunction with the Prospectus.

Fund History	1
Investment Policies and Practices	1
Investment Restrictions	11
Exchange Listing and Trading	12
Management of the Company	14
Code of Ethics	23
Principal Holders	23
Investment Advisory Agreement	23
Portfolio Managers	24
Underwriter	25
Purchase and Redemption of Creation Units	25
Portfolio Holdings Information	33
Determination of Net Asset Value	34
Dividends, Distributions, and Taxes	35
Portfolio Transactions and Brokerage	37
Securities Lending	38
Proxy Voting Procedures	39
Payments To Financial Intermediaries	39
Additional Information Concerning Company Shares	40
General Information	41
Financial Statements	42
Appendix A	43
Appendix B	53

FUND HISTORY

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares of the the F/m Small Cap Core ETF, the F/m Small Cap Growth ETF and/or the F/m SMID Equity ETF. F/m Investments LLC (the “Adviser”) serves as the investment adviser to each Fund.

The F/m Small Cap Core ETF, F/m Small Cap Growth ETF and F/m SMID Equity ETF are actively managed by the Adviser in pursuit of the investment objectives stated in each Fund’s prospectus.

Each Fund offers and issues shares at its net asset value per share (“NAV”) (“Shares”) only in aggregations of a specified number of Shares (each a “Creation Unit”). Each Fund also generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Shares of the Funds are intended to be listed on a national securities exchange, (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from a Fund’s NAV. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. Creation Units generally consist of 10,000 Shares, though this may change from time to time.

Shares of a Fund may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. The Funds may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

INVESTMENT POLICIES AND PRACTICES

The Funds’ investment objectives and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by the Funds as part of its non-principal investment strategy. The following information supplements, and should be read in conjunction with, the Prospectus.

With respect to the Funds’ investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, any of the Funds may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with that Fund’s objective.

1

There can be no guarantee that the Funds will achieve their investment objectives. The Funds may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Funds’ Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and limitations.

Cash Equivalents and Short-Term Investments

The Funds may invest in cash, cash equivalents, and a variety of short-term instruments in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such instruments for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. During such periods, a Fund may not be able to achieve its investment objective.

Short-term instruments include obligations of the U.S. government or its agencies or instrumentalities (see “U.S. Government Securities” below) and, without limitation, the following:

(1) Certificates of Deposit. The Funds may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(2) Bankers’ Acceptances. The Funds may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(3) Repurchase Agreements. The Funds may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Funds to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to certain obligations. For the Funds, collateral may consist of any fixed income security which is an eligible investment for the Funds entering into the repurchase agreement. The Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Funds will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Funds are entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Funds could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

2

(4) Bank Time Deposits. The Funds may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(5) Eurodollar and Yankee Instruments. The Funds may invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

(6) Money Market Funds and Short-Term Debt Funds. The Funds may invest in money market funds. The Funds will each bear their proportionate share of the money market fund’s fees and expenses (see “Other Investment Companies” below). The Funds may hold securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less.

(7) Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which are transactions in which a Fund sells a security and simultaneously agrees to repurchase that security from the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

Reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities such Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Funds have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which a Fund may engage in derivative transactions could limit or prevent the Fund from using certain instruments.

3

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), a Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Company (“Board”), certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which a Fund is carrying the investments. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, a Fund will be exposed to a greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Inflation Protected Securities

Each Fund may invest in inflation protected securities. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation protected securities issued by the U.S. Treasury (also known as “TIPS”) have maturities of varying durations. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

4

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

Lending Portfolio Securities

A Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of a Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. A Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. A Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

5

A loan may be terminated by the borrower on one business day’s notice, or by the Company on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Company may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and a Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover a Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

When voting or consent rights that accompany loaned securities pass to the borrower, the Company will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. A Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities.

LIBOR Transition Risk

Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Funds invest may have historically paid interest at floating rates based on LIBOR or have been subject to interest caps or floors based on LIBOR. The Funds and issuers of instruments in which the Funds invest also may have historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

SOFR Risk

The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR's history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

6

Other Investment Companies

Each Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and exchange-traded funds (“ETFs”) registered under the 1940 Act that invest primarily in Fund eligible investments. Under the 1940 Act, a Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of such Fund’s total assets with respect to any one investment company; and 10% of such Fund’s total assets in the aggregate. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

ETFs in which a Fund may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

7

If a Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the Fund, but also with the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their NAVs. Shares acquired at a premium to their NAV may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

U.S. Government Securities

Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;(c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero-coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets and ultimately the Funds.

When-Issued and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

8

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of a Fund’s total assets that are subject to market risk, resulting in increased sensitivity of NAV to changes in market prices. A seller’s failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, a Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Zero-Coupon and Step Coupon Securities

Each Fund may invest in zero-coupon and step coupon securities. Zero-coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero-coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the “Code”).

Temporary Investments

During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by Standard &Poors or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

9

Portfolio Turnover

Portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. A higher portfolio turnover rate would result in higher brokerage costs to a Fund and could also result in the realization of larger amounts of capital gains, including short-term capital gains. Capital gains are generally taxable when distributed to shareholders, and distributions of short-term capital gains are generally taxable at ordinary income tax rates.

Pandemic Risk

Disease outbreaks that affect local economies or the global economy may materially and adversely impact a Fund and/or the Adviser’s business. For example, uncertainties regarding the novel Coronavirus (“COVID-19”) outbreak have resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions may lead to instability in the market place, including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or a Fund’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

Cyber Security Risk

A Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting a Fund, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact a Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value. While each Fund and its service providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, a Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to a Fund and the Adviser.

10

Artificial Intelligence

Advancements in technology may also adversely impact markets and the overall performance of the Funds. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of a Fund.

RIC Compliance Risk

Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of such Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, such Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Company has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of that Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

●	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

●	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

●	Make loans, except to the extent permitted under the 1940 Act.

●	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.

11

●	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

●	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

●	With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

“Group of related industries” is defined as three or more industries based on the Adviser’s classification for the purpose of this section.

Non-fundamental Policies

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors. Each Fund may not:

●	Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously. If the percentage of the Fund’s net assets invested in illiquid investments exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid investments as soon as reasonably practicable, in a manner consistent with prudent management and the interests of the Fund.

EXCHANGE LISTING AND TRADING

Shares are intended to be listed for trading and trade throughout the day on the Exchange.

There can be no assurance that a Fund will meet or continue to meet the requirements of the Exchange necessary to maintain the listing of shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the shares of a Fund under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding (a) the description of the Fund; (b) limitations on a Fund’s portfolio holdings or reference assets; (c) dissemination and availability of the intraday indicative values; or (d) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if, following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of shares of the Fund; (iv) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares from listing and trading upon termination of a Fund.

12

The Company reserves the right to adjust the price levels of its shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

To provide additional information regarding the indicative value of shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for each Fund as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

13

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors, Advisory Board Members, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

14

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126

Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

15

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 65	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A

16

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

17

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

18

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

As of December 31, 2024, the Independent Directors and their respective family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Funds and in all of the portfolios of the Company and The RBB Fund Trust (together, the "Fund Complex") (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including the amounts through the deferred compensation plan.

19

Name of Director	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$$100,000
Arnold M. Reichman	None	Over $100,000
Martha Tirinnanzi	None	Over $100,000
INTERESTED DIRECTOR
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(2)	None	$10,001-$50,000

(1)	The Funds had not commenced operations prior to the date of this SAI.
(2)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

Directors’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pays each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

20

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2024, Vigilant Compliance, LLC received $0 from the Funds and $1,060,000 in aggregate from all series of the Fund Complex for its services. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary, and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Fund Complex, in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$0	N/A	N/A	$406,250
Lisa A. Dolly, Director	$0	N/A	N/A	$363,750
Nicholas A. Giordano, Director	$0	N/A	N/A	$369,250
Arnold M. Reichman, Director and Chair	$0	N/A	N/A	$476,750
Robert A. Straniere, Director(2)	$0	N/A	N/A	$101,250
Martha A. Tirinnanzi, Director	$0	N/A	N/A	$336,000
Interested Director:
Robert Sablowsky, Director and Vice Chair	$0	N/A	N/A	$466,750
Brian T. Shea, Director	$0	N/A	N/A	$380,500
Disinterested Advisory Board Members
Eugene Podsiadlo(3)	$0	N/A	N/A	$0
Officers:
Steven Plump, President	$0	N/A	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$0	N/A	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$0	N/A	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$0	N/A	N/A	$200,000

(1)	The Funds had not commenced operations prior to the date of this SAI.
(2)	Mr. Straniere retired from his role as a Director effective January 2025.
(3)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

21

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Trusee Emeritus	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Julian Brodsky	None	N/A	N/A	$106,250
Robert Straniere	None	N/A	N/A	$84,375

(1)	The Funds had not commenced operations prior to the date of this SAI.

22

CODE OF ETHICS

The Company, the Adviser, and Quasar Distributors, LLC (the “Distributor”), have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Funds, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Funds’ investment activities.

PRINCIPAL HOLDERS

As of the date of this SAI, no shares of the Funds were outstanding.

INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement

The Adviser is a Delaware limited liability company with offices at 3050 K Street NW, Suite 201, Washington, DC 20007. Three officers of the Company own an indirect, minority interest in the Adviser. The Adviser is a majority owned subsidiary F/m Managers Group, LP (“FMG”), which is a wholly owned subsidiary of 1251 Capital, which is a financial services holding company. The Adviser provides investment advisory services to each Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of each Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Adviser manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board. The Adviser provides such additional administrative services as the Company may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Company.

Pursuant to the terms of the Advisory Agreement, in consideration of the services provided by the Adviser, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.65% of the Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of each Fund, including transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.
23

The Adviser receives an advisory fee from each Fund at an annual rate of each Fund’s average daily net assets as indicated in the following table.

Contractual Advisory Fee
F/m Small Cap Core ETF	0.65%
F/m Small Cap Growth ETF	0.65%
F/m SMID Equity ETF	0.65%

PORTFOLIO MANAGERS

Greg Glidden and Daniel Skubiz are the portfolio managers responsible for investment-related services provided to the Fund. The following table provides information regarding accounts managed by each portfolio manager as of August 31, 2025.

Portfolio Managers	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets	Number	Assets
Greg Glidden
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Daniel Skubiz, CFA®
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	$61	$364 million	0	$0

Portfolio Manager Compensation

The compensation structure for the portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of the Adviser. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses are not based upon criteria such as performance of the Funds or the value of assets included in the Funds’ portfolio.

Material Conflicts of Interest

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated. In accordance with the Adviser’s trade rotation policy, there will be cases where a Fund will trade after other accounts.

24

Ownership of Fund Shares by the Portfolio Managers

The portfolio managers did not own any shares of the Funds as no shares of the Funds were outstanding prior to the date of this SAI.

UNDERWRITER

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), located at 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as each Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 10,000 shares. The Distributor will not distribute shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below). The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of a Fund, on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board of Directors, including a majority of the Independent Directors, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Company issues and sells shares of a Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund’s shares is calculated each Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. A Fund will not issue fractional Creation Units. A Business Day is any day on which the NYSE is open for business.

25

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication of a Fund and a Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through the National Securities Clearing Corporation ("NSCC"), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objectives of a Fund.

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

26

CASH PURCHASE METHOD. The Company may at its discretion permit full or partial cash purchases of Creation Units of a Fund in instances permitted by the exemptive relief the Adviser is relying on in offering a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from a Fund must be placed for one or more Creation Units in the manner set forth and by the time(s) designated in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed on any day, a Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to each Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

27

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of a Fund.

The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern Time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern Time on the Settlement Date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to a Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time. APs will be liable to the Company for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by a Fund, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

28

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. A Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for a Fund. A Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for a Fund is $300.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because a Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

29

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with a Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of a Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of a Fund, when full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. A Fund may incur costs such as brokerage costs or taxable gains or losses that a Fund might not have incurred if the redemption had been made in-kind. These costs may decrease a Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if a Fund had effected redemptions wholly on an in-kind basis.

30

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. A Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for a Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company. The Non-Standard Charges are payable to a Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for a Fund is $300.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

31

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of a Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

32

 PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of each Fund, a policy relating to the selective disclosure of a Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of the Fund’s shareholders. The policies relating to the disclosure of a Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to a Fund’s operation without compromising the integrity or performance of a Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose a Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

A Fund’s entire portfolio holdings will be publicly disseminated each business day and may be available through financial reporting and news services including publicly available internet websites.

The Company may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; Fund Services, the administrator, accounting agent and transfer agent; Cohen & Company, Ltd., the Funds’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; the Funds’ financial printer(s); the Funds’ proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and, (ii) financial consultants to assist them in determining the suitability of a Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

 33

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of a Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the CCO as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to a Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Funds’ Prospectus titled “HOW TO BUY AND SELL SHARES.”

NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day.

NAV per share is computed by dividing the value of a Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of that Fund’s shares outstanding. In computing NAV, securities are valued at market value as of the applicable NAV determination time. The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”). If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Valuation Designee determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by a Fund. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

 34

The values of securities held by the Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by a Fund or its liabilities, such securities and liabilities will be valued at fair value by the Adviser, as the Funds’ Valuation Designee, in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect a Fund and its shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Company each fiscal year to distribute substantially all of a Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of a Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

Dividend Reinvestment Service

The Funds will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by a Fund at NAV. Distributions reinvested in additional shares of a Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

 35

Taxes – General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of the Prospectus and this SAI, respectively. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which such Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which such Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of such Fund’s total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (1) any one issuer, (2) two or more issuers that such Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough and such Fund does not satisfy the 90% distribution requirement described above, such Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions of capital gains) to the extent of a Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

 36

Each Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and a Fund’s status as a regulated investment company. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Each Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by a Fund.

Loss Carryforwards

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years.

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The Adviser may serve as an investment adviser to other clients, including private investment companies, and the Adviser may in the future act as an investment adviser to other registered investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Funds and others whose assets are managed by the Adviser in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Funds.

 37

The policy of the Funds regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds’ policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Funds’ policies, the Adviser, through a brokerage or an outsourced trading desk, conducts trades on behalf of the Funds and effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services to the Adviser and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Company directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

No brokerage transaction information is provided because the Funds had not commenced operations prior to the date of this SAI.

SECURITIES LENDING

Securities Finance Trust Company (otherwise known as and referred to herein as “eSecLending”) serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a Securities Lending Agency Agreement entered into between the Funds and eSecLending.

As securities lending agent, eSecLending is responsible for marketing to approved borrowers available securities from the Funds’ portfolio. eSecLending is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines.

 38

eSecLending receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds (“portfolio proxies”) to the Adviser, subject to the Board’s continuing oversight.

Policies of the Adviser

The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Adviser. The Adviser’s proxy voting policies and procedures are set forth in Appendix B.

Each Fund may invest its assets in debt securities, which generally do not issue proxies. However, a Fund may also invest in other types of securities that may issue proxies.

More Information

The Company is required to disclose annually the Funds’ complete proxy voting record on Form N-PX. The Funds’ proxy voting record for the most recent 12-month period ended June 30th will be available upon request by calling 1-800-617-0004. The Funds’ Form N-PX will also be available on the SEC’s website at www.sec.gov.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with a Fund, its service providers or their respective affiliates, as incentives to help market and promote a Fund and/or in recognition of its distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to a Fund, the Distributor or shareholders of a Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about a Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

 39

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in each Fund has an equal proportionate interest in the assets belonging to that Fund with each other share that represents an interest in that Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

 40

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

GENERAL INFORMATION

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Ave Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm of the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) of the Funds’ assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

 41

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Custodian and the Administrator are affiliates.

No administration fee information is provided because the Funds had not commenced operations prior to the date of this SAI.

Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

FINANCIAL STATEMENTS

As the Funds had not commenced operations prior to the date of this SAI, there are no annual financial statements available at this time. Shareholders of the Funds will be informed of the Funds’ progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

 42

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

 43

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

 44

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

 45

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

 46

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

 47

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

 48

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

 49

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

 50

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

 51

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

 52

APPENDIX B

F/m Investments LLC (“FMI” or the “Adviser”) may vote proxies for certain advisory clients if that responsibility is specifically accepted by FMI in the advisory agreement between FMI and the client. Regardless, a client always has the right to vote their own proxies. A client can exercise this right by instructing FMI in writing to not vote proxies in the client’s account. In addition, where FMI has proxy voting authority but a client desires to direct FMI on how to vote a particular proxy, clients should contact FMI at the address below.

If the client agreement is entered into by a trustee or other fiduciary on behalf of an employee retirement income plan subject to the Employee Retirement Income Security Act (“ERISA”), including a person meeting the definition of “fiduciary” under ERISA, the trustee or other fiduciary generally retains the right and obligation to vote proxies. In such cases, the Adviser is generally precluded from voting proxies for the plan.

The Adviser’s proxy voting procedures provide that it votes proxies in its clients’ interests, and that if it identifies a material conflict of interest between itself and the client, it will vote based upon the recommendation of an independent third party. In certain circumstances, in accordance with an investment advisory contract, or other written directive, or if the Adviser has determined that it is in the client’s best interest, it may refrain from voting proxies.

Upon written request, a client will be provided with FMI’s proxy voting policies and procedures. Clients may also request, in writing, copies of records regarding how FMI voted their securities. Written requests must be addressed to Chief Compliance Officer, 3050 K Street NW, Suite 201, Washington DC 20007.

53

PROSPECTUS
December 31, 2025

F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF (RBIL)

F/m Yield Curve Steepening Strategy ETF (USTP)

F/m Yield Curve Flattening Strategy ETF (UFLT)

F/m Rising Interest Rates Strategy ETF (URIZ)

F/m Falling Interest Rates Strategy ETF (UFAL)

Each a series of The RBB Fund, Inc.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Sections	1
F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF (RBIL)	1
F/m Yield Curve Steepening Strategy ETF (USTP)	8
F/m Yield Curve Flattening Strategy ETF (UFLT)	16
F/m Rising Interest Rates Strategy ETF (URIZ)	24
F/m Falling Interest Rates Strategy ETF (UFAL)	32
Additional Information about the Funds	40
Management of the Funds	51
How to Buy and Sell Shares	53
Dividends, Distributions, and Taxes	54
Distribution	57
Additional Considerations	58
Financial Highlights	59
For More Information	Back Cover

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the F/m Ultrashort Treasury Inflation-Protected (TIPS) ETF, F/m Yield Curve Steepening Strategy ETF, F/m Yield Curve Flattening Strategy ETF, F/m Rising Interest Rates Strategy ETF, or F/m Falling Interest Rates Strategy ETF (each a “Fund” and together the “Funds”) or The RBB Fund, Inc. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

SUMMARY SECTION – F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF (RBIL)

Investment Objective

The investment objective of the F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF (the “F/m Ultrashort TIPS Fund” or the “Fund”) is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg U.S. Ultrashort TIPS 1-13 Months Total Return Unhedged USD Index (I39232US).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the F/m Ultrashort TIPS Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees(1)	0.17%
Distribution (12b-1) Fees	None
Other Expenses(2)	None
Total Annual Fund Operating Expenses	0.17%

(1)	Prior to September 15, 2025, the unitary management fee was 0.25%.

(2)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rates may vary from year-to-year, as well as within a year. During the period from February 24, 2025 (the date on which the Fund commenced investment operations) through August 31, 2025, the portfolio turnover rate of the Fund was 66% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks investment results, before fees and expenses, that correspond generally to the price and yield performance of the Bloomberg U.S. Ultrashort TIPS 1-13 Months Total Return Unhedged USD Index (I39232US) (the “Underlying Index”), which measures the performance of U.S. Treasury Inflation-Protected Securities (“TIPS”) with maturities from 1 month up to (but not including) 13 months. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), and TIPS’ principal payments are adjusted according to changes in the CPI-U. A fixed coupon rate is applied to the inflation-adjusted principal so that, as inflation rises, both the principal value and the interest payments increase. This can provide a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in TIPS with maturities of 1-13 months. bonds typically have lower yields than conventional fixed-rate bonds. Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in TIPS with maturities of 1-13 months.

1

The Adviser uses a representative sampling indexing strategy in seeking to achieve the Fund’s investment objective. Under normal market conditions, the Fund invests substantially all of its assets in the securities comprising the Underlying Index and in securities that the Adviser determines to have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Underlying Index, including, but not limited to, bonds that are capital-indexed and linked to a commonly used domestic inflation index.

In seeking to track the Underlying Index, the Fund may invest in securities that are not included in the Underlying Index, cash and cash equivalents and/or money market instruments, such as repurchase agreements and money market funds. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

The Underlying Index

The Underlying Index was incepted in January 2025, with history back to January 1, 2015, by Bloomberg Finance LP (the “Index Provider”). The Underlying Index is composed of equally weighted sub-components that have a remaining maturity from one (1) month up to (but not including) thirteen (13) months (e.g., 1-2 month maturities, 2-3 maturities, etc.). Federal Reserve holdings of TIPS are excluded from the face amount outstanding of each bond in the Underlying Index.

The Underlying Index has a minimum liquidity requirement of $500M USD par amount outstanding (not adjusted for index duration). The bonds included in the Underlying Index are capital-indexed and linked to a commonly used domestic inflation index. Principal and interest are inflation-linked and denominated in U.S. dollars. The bonds are rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s® Investors Service, Inc.(“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Standard & Poor’s® Financial Services LLC (“S&P”); when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings are not available, the Index Provider may use other sources to classify securities by credit quality.

The Underlying Index is rebalanced by the Index Provider on the last business day of each month. The Underlying Index is calculated and administered by the Index Provider, which is not affiliated with the Fund or the Adviser. The Index Provider calculates the Underlying Index and Parent Index on a total return basis.

Additional information regarding the Underlying Index, including its value, is available at https://assets.bbhub.io/professional/sites/27/Bloomberg-US-Ultrashort-TIPS-1-13-Months-Index.pdf.

The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund has elected to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

As with any investment, you could lose all or part of your investment in the Fund and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The value of the Fund’s investments may decrease, which would cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

2

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●	Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. While the Fund and Adviser have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Further, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, or issuers of securities in which the Fund invests. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyberattacks or other cyber-failures.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s Shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF Shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although the Fund’s Shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

3

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s Share price and increase the Fund’s liquidity risk, expenses and/or taxable distributions.

●

High Portfolio Turnover Risk. The Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity, or are called, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party Provider and may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

●

Inflation-Indexed Bonds Risk. The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

4

●

Inflation-Linked Securities Risk. In general, the value of an inflation-linked security, including TIPS, will typically decrease when real interest rates (nominal interest rates reduced by the expected impact of inflation) increase and increase when real interest rates decrease. When inflation is negative or concerns over inflation are low, the value and income of inflation-linked securities could fall and result in losses for the Fund and during periods of very low inflation, the yield on an inflation-linked security may be negative. Conversely, during sustained periods of high inflation, the Fund’s yield should increase, which may not be repeated. Funds that invest heavily in inflation-linked securities do not always move in lockstep with inflation because they do not necessarily buy inflation-linked securities when they are originally issued or hold them until maturity. In addition, the accrual of inflation adjustments on the Fund’s holdings may significantly impact the current level of dividends actually paid to shareholders. Changes in inflation rates and/or interest rates may cause the Fund’s yield to vary substantially over time.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates, which may negatively affect the value of debt instruments held by the Fund and have a negative impact on the Fund’s performance and NAV. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

●

Management Risk. As the Fund’s portfolio will not typically replicate the Underlying Index fully, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy to manage the Fund’s portfolio may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have an investment profile similar to those of the Underlying Index.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics), war, acts of terrorism, recessions or other disruptive events (whether real, expected or perceived) in the local, regional or global markets. These factors could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. As a result, an investor could lose money over short periods due to short-term market movements or long periods of time during prolonged market downturns.

●

Market Trading Risk. Each Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund

5

being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

●

New Fund Risk. The Fund is a newly organized management investment company with a limited operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. Although the Fund is permitted to invest up to 100% of its assets in money market instruments for temporary defensive or liquidity purposes, the Adviser generally does not attempt to invest the Fund’s assets in defensive positions.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●	Reverse Repurchase Agreements Risk. The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker dealers). Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

●

U.S. Treasury Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of a Fund’s U.S. Treasury obligations to decline.

Performance Information

Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

6

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the F/m Ultrashort TIPS Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	Inception
Alexander Morris	Chief Executive Officer	Inception
Marcin Zdunek	Managing Director, Head of Capital Markets & Portfolio Manager	Inception

Purchase and Sale of F/m Ultrashort TIPS Fund Shares

Shares are listed on a national securities exchange, the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Shares are listed on a national securities exchange, The Nasdaq Stock Market LLC (the “Exchange”), and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is provided at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. Certain states and localities may exempt distributions from tax when attributable to interest from U.S. federal government obligations. Please consult your personal tax advisor.

Financial Intermediary Compensation

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

7

SUMMARY SECTION – F/m Yield Curve Steepening Strategy ETF (USTP)

Investment Objective

The investment objective of the F/m Yield Curve Steepening Strategy ETF (the “F/m Yield Curve Steepening Fund” or the “Fund”) is to seek to implement a steepener yield curve strategy that is designed to benefit from the widening spread between short-term and long-term U.S. Treasury yields that typically occurs when shorter-maturity rates fall faster than longer-maturity rates, or when longer-maturity rates rise relative to shorter-maturity rates.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the F/m Yield Curve Steepening Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$51	$160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. Portfolio turnover rates may vary from year-to-year, as well as within a year. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to implement a steepener yield curve strategy that is designed to benefit from the widening spread between short-term and long-term U.S. Treasury yields that typically occurs when shorter-maturity rates fall faster than longer-maturity rates, or when longer-maturity rates rise relative to shorter-maturity rates.

Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in a combination of long and short positions in U.S. Treasury securities or derivatives, such as U.S. Treasury futures, interest rate swaps, and options, to express a view on the shape of the yield curve. Specifically, the Fund may:

●	Take short positions in longer-duration U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to rising yields at the long end of the curve.

●	Take long positions in shorter-duration U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to falling yields at the short end of the curve.

8

The Adviser actively manages the Fund’s positions based on market conditions, macroeconomic trends, and interest rate forecasts. The Fund’s portfolio is constructed and rebalanced periodically to maintain exposure aligned with the yield steepener objective, considering factors such as economic data, Federal Reserve policy, and global interest rate dynamics.

The Fund may also allocate a portion of its assets to cash, cash equivalents, or high-quality short-term instruments for liquidity and collateral purposes. The Fund does not seek to maintain a specific duration target, as its primary focus is on the relative movement between segments of the yield curve.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund has elected to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●	Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.

●

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Counterparty Risk. Counterparty risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries

9

to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. While the Fund and the Adviser have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Further, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, or issuers of securities in which the Fund invests. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Derivatives Risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent a Fund from buying or selling certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Note Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Shares trade on a stock exchange at prices at, above, or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the

10

NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. Any of these factors, among others, may lead to the Shares trading at a premium or discount to NAV.

●

Fixed-Income Market Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities or duration will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

●

High Portfolio Turnover Risk. The Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Illiquid Investments Risk. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional bonds.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates, which may negatively affect the value of debt instruments held by the Fund and have a negative impact on the Fund’s performance and NAV. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

11

●

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

●

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of other funds that do not use such techniques.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics), war, acts of terrorism, recessions or other disruptive events (whether real, expected or perceived) in the local, regional or and global markets. These factors could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. As a result, an investor could lose money over short periods due to short-term market movements or long periods of time during prolonged market downturns.

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

●

New Fund Risk. The Fund is a newly organized management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Options Risk. When the Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. The Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, a Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

●

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

●

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund Shares or receive less than the market value when selling Fund Shares.

12

●

Rate-Linked Derivatives Risk. The Fund’s exposure to derivatives tied to interest rates subjects the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Investing in derivatives tied to interest rates, including through options tied to the shape of the U.S. interest rate curve, can be extremely volatile. The value of such investments may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. The Fund is expected to benefit from the options it holds if long-term U.S. interest rates rise during the time period in which the Fund holds the options. However, if long-term U.S. interest rates decrease, the Fund will lose money on the options, up to the amount invested in option premiums, and underperform an otherwise identical bond fund that had not used such options. Rate-linked derivatives may lose money if interest rates change in a manner not anticipated by the Adviser. An increase in interest rates may cause the value of securities held directly or indirectly by the Fund to decline to the extent that the Fund’s hedging strategy is not effectively implemented. Even if the Fund is hedged against losses due to long-term interest rate increases linked to U.S. interest rates, outright interest rate increases may also lead to heightened volatility in the fixed-income markets and may positively affect the value of the Fund’s options while negatively impacting the Fund’s investments in U.S. Treasuries. The Fund could lose money on the options held by the Fund, and the present value of the Fund’s portfolio investments could decrease if inflation increases. These interest rate-linked options may also cause the Fund’s net asset value and returns to be more volatile and expose the Fund to increased counterparty risk. Fluctuations in the U.S. interest rate curve or the price of the options owned by the Fund could materially adversely affect an investment in the Fund. The Fund’s investments in options are not intended to mitigate duration and credit risk or other factors influencing the price of U.S. government bonds, which may have a greater impact on the bonds’ returns than interest rate risk. Moreover, to the extent that interest rate risk has been priced into the government bonds owned directly or indirectly by the Fund, the Fund could underperform other investments even during periods of rising long-term U.S. interest rates. There is no guarantee that the Fund will have positive performance even in environments of sharply rising U.S. interest rates. There is no guarantee that the Fund will be able to successfully mitigate interest rate risk.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker dealers). Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Shorting U.S. Treasury Securities Risk. The Fund may seek short exposure to financial instruments such as U.S. Treasury securities. There is no guarantee that the returns on the Fund’s short positions will produce positive returns and the Fund could lose money if the short positions produce negative returns. U.S. Treasury prices are highly sensitive to changes in

13

interest rates and a decrease in yields (increase in prices) could result in significant losses for short positions. Shorting typically requires borrowing securities, which involves reliance on the availability of lenders and custodians. The failure of a counterparty to deliver the securities may impact the Fund’s execution of its strategy.

●

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

●

Swaptions Risk: A “swaption” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may purchase interest rate payer swaptions. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

●

TBA Securities Risk. In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. TBA transactions involve the risk that the securities received may have less favorable characteristics than what was anticipated when the Fund entered into the transaction. TBA transactions are also subject to counterparty risk and will be exposed to changes in the value of the underlying investments during the term of the agreement.

●

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

●

U.S. Treasury Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the F/m Yield Curve Steepening Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

14

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m Yield Curve Steepening Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	Inception
Alexander Morris	Chief Executive Officer	Inception
Marcin Zdunek	Managing Director, Head of Capital Markets & Portfolio Manager	Inception

Purchase and Sale of F/m Yield Curve Steepening Fund Shares

Shares are listed on a national securities exchange, the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Once available, information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s website at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

15

SUMMARY SECTION – F/m Yield Curve Flattening Strategy ETF (UFLT)

Investment Objective

The investment objective of the F/m Yield Curve Flattening Strategy ETF (the “F/m Yield Curve Flattening Fund” or the “Fund”) is to seek to implement a flattener yield curve strategy that is designed to benefit from the narrowing spread between short-term and long-term U.S. Treasury yields that typically occurs when shorter-maturity rates rise faster than longer-maturity rates, or when longer-maturity rates decline relative to shorter-maturity rates.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the F/m Yield Curve Flattening Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$51	$160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. Portfolio turnover rates may vary from year-to-year, as well as within a year. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to implement a flattener yield curve strategy that is designed to benefit from the narrowing spread between short-term and long-term U.S. Treasury yields that typically occurs when shorter-maturity rates rise faster than longer-maturity rates, or when longer-maturity rates decline relative to shorter-maturity rates.

Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in a combination of long and short positions in U.S. Treasury securities or derivatives, such as U.S. Treasury futures, interest rate swaps, and options, to express a view on the shape of the yield curve. Specifically, the Fund may:

●	Take long positions in longer-duration U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to declining yields at the long end of the curve.

●	Take short positions in shorter-duration U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to rising yields at the short end of the curve.

16

The Adviser actively manages the Fund’s positions based on market conditions, macroeconomic trends, and interest rate forecasts. The Fund’s portfolio is constructed and rebalanced periodically to maintain exposure aligned with the yield flattener objective, considering factors such as economic data, Federal Reserve policy, and global interest rate dynamics.

The Fund may also allocate a portion of its assets to cash, cash equivalents, or high-quality short-term instruments for liquidity and collateral purposes. The Fund does not seek to maintain a specific duration target, as its primary focus is on the relative movement between segments of the yield curve.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund has elected to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●	Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.

●

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Counterparty Risk. Counterparty risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries

17

to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. While the Fund and the Adviser have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Further, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, or issuers of securities in which the Fund invests. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Derivatives Risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent a Fund from buying or selling certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as AP. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Note Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Shares trade on a stock exchange at prices at, above, or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result the trading prices of the Shares may deviate from the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the

18

NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. Any of these factors, among others, may lead to the Shares trading at a premium or discount to NAV.

●

Fixed-Income Market Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities or duration will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

●

High Portfolio Turnover Risk. The Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Illiquid Investments Risk. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional bonds.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates, which may negatively affect the value of debt instruments held by the Fund and have a negative impact on the Fund’s performance and NAV. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

19

●

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

●

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of other funds that do not use such techniques.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics), war, acts of terrorism, recessions or other disruptive events (whether real, expected or perceived) in the local, regional or global markets. These factors could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. As a result, an investor could lose money over short periods of time due to short-term market movements or long periods of time during prolonged market downturns.

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

●

New Fund Risk. The Fund is a newly organized management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

●

Options Risk. When the Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. The Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, a Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

●

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

●

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund Shares or receive less than the market value when selling Fund Shares.

20

●

Rate-Linked Derivatives Risk. The Fund’s exposure to derivatives tied to interest rates subjects the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Investing in derivatives tied to interest rates, including through options tied to the shape of the U.S. interest rate curve, can be extremely volatile. The value of such investments may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. The Fund is expected to benefit from the options it holds if long-term U.S. interest rates rise during the time period in which the Fund holds the options. However, if long-term U.S. interest rates decrease, the Fund will lose money on the options, up to the amount invested in option premiums, and underperform an otherwise identical bond fund that had not used such options. Rate-linked derivatives may lose money if interest rates change in a manner not anticipated by the Adviser. An increase in interest rates may cause the value of securities held directly or indirectly by the Fund to decline to the extent that the Fund’s hedging strategy is not effectively implemented. Even if the Fund is hedged against losses due to long-term interest rate increases linked to U.S. interest rates, outright interest rate increases may also lead to heightened volatility in the fixed-income markets and may positively affect the value of the Fund’s options while negatively impacting the Fund’s investments in U.S. Treasuries. The Fund could lose money on the options held by the Fund, and the present value of the Fund’s portfolio investments could decrease if inflation increases. These interest rate-linked options may also cause the Fund’s net asset value and returns to be more volatile and expose the Fund to increased counterparty risk. Fluctuations in the U.S. interest rate curve or the price of the options owned by the Fund could materially adversely affect an investment in the Fund. The Fund’s investments in options are not intended to mitigate duration and credit risk or other factors influencing the price of U.S. government bonds, which may have a greater impact on the bonds’ returns than interest rate risk. Moreover, to the extent that interest rate risk has been priced into the government bonds owned directly or indirectly by the Fund, the Fund could underperform other investments even during periods of rising long-term U.S. interest rates. There is no guarantee that the Fund will have positive performance even in environments of sharply rising U.S. interest rates. There is no guarantee that the Fund will be able to successfully mitigate interest rate risk.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker dealers). Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Shorting U.S. Treasury Securities Risk. The Fund may seek short exposure to financial instruments such as U.S. Treasury securities. There is no guarantee that the returns on the Fund’s short positions will produce positive returns and the Fund could lose money if the short positions produce negative returns. U.S. Treasury prices are highly sensitive to changes in

21

interest rates and a decrease in yields (increase in prices) could result in significant losses for short positions. Shorting typically requires borrowing securities, which involves reliance on the availability of lenders and custodians. The failure of a counterparty to deliver the securities may impact the Fund’s execution of its strategy.

●

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

●

Swaptions Risk. A “swaption” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may purchase interest rate payer swaptions. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

●

TBA Securities Risk. In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. TBA transactions involve the risk that the securities received may have less favorable characteristics than what was anticipated when the Fund entered into the transaction. TBA transactions are also subject to counterparty risk and will be exposed to changes in the value of the underlying investments during the term of the agreement.

●

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

●

U.S. Treasury Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

22

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m Yield Curve Flattening Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	Inception
Alexander Morris	Chief Executive Officer	Inception
Marcin Zdunek	Managing Director, Head of Capital Markets & Portfolio Manager	Inception

Purchase and Sale of F/m Yield Curve Flattening Fund Shares

Shares are intended to be listed on a national securities exchange, the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Once available, information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s website at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

23

SUMMARY SECTION – F/m Rising Interest Rates Strategy ETF (URIZ)

Investment Objective

The investment objective of the F/m Rising Interest Rates Strategy ETF (the “F/m Rising Rates Fund” or the “Fund”) is to seek to implement a rising rate strategy that is designed to benefit from rising interest rates in both short-term and long-term U.S. Treasury yields.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the F/m Rising Rates Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$51	$160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. Portfolio turnover rates may vary from year-to-year, as well as within a year. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to implement a rising rate strategy that is designed to benefit from rising interest rates in both short-term and long-term U.S. Treasury yields.

Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in a combination of long and short positions in U.S. Treasury securities or derivatives, such as U.S. Treasury futures, interest rate swaps, and options, to express a view on the direction of interest rates. Specifically, the Fund may:

●	Take short positions in longer-duration and shorter-duration U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to rising yields across the curve.

●	Take long positions in U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to areas of the yield curve where yields may fall or rise less than other parts of the curve.

The Adviser actively manages the Fund’s positions based on market conditions, macroeconomic trends, and interest rate forecasts. The Fund’s portfolio is constructed and rebalanced periodically to maintain exposure aligned with rising rates strategy, considering factors such as economic data, Federal Reserve policy, and global interest rate dynamics.

24

The Fund may also allocate a portion of its assets to cash, cash equivalents, or high-quality short-term instruments for liquidity and collateral purposes. The Fund does not seek to maintain a specific duration target, as its primary focus is on the relative movement between segments of the yield curve.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund has elected to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●	Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.

●

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Counterparty Risk. Counterparty risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. While the Fund and the Adviser have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Further, the Fund cannot control the cybersecurity plans and systems of the Fund’s service

25

providers, market makers, or issuers of securities in which the Fund invests. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Derivatives Risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent a Fund from buying or selling certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as AP. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Shares trade on a stock exchange at prices at, above, or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result the trading prices of the Shares may deviate from the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. Any of these factors, among others, may lead to the Shares trading at a premium or discount to NAV.

26

●

Fixed-Income Market Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities or duration will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

●

High Portfolio Turnover Risk. The Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Illiquid Investments Risk. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional bonds.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates, which may negatively affect the value of debt instruments held by the Fund and have a negative impact on the Fund’s performance and NAV. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

●

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

27

●

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of other funds that do not use such techniques.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

●

New Fund Risk. The Fund is a newly organized management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

●

Options Risk. When the Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. The Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, a Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

●

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

●

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund Shares or receive less than the market value when selling Fund Shares.

●

Rate-Linked Derivatives Risk. The Fund’s exposure to derivatives tied to interest rates subjects the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Investing in derivatives tied to interest rates, including through options tied to the shape of the U.S. interest rate curve, can be extremely volatile. The value of such investments may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. The Fund is expected to benefit from the options it holds if long-term U.S. interest rates rise during the time period in which the Fund holds the options. However, if long-term U.S. interest rates decrease, the Fund will lose money on the options, up to the amount invested in option premiums, and underperform an otherwise identical bond fund that had not used such options. Rate-linked derivatives may lose money if interest rates change in a manner not anticipated by the Adviser. An increase in interest rates may cause the value of securities held directly or indirectly by the Fund to decline to the extent that the Fund’s hedging strategy is not effectively implemented. Even if the Fund is hedged against losses due to long-term interest rate increases linked to U.S. interest rates, outright interest rate increases may also lead to heightened volatility in the fixed-income markets and may positively affect the value of the Fund’s options while negatively impacting the Fund’s investments in U.S. Treasuries. The Fund could lose money on the options held by the Fund, and the present value of the Fund’s portfolio investments could decrease if inflation increases. These interest rate-linked options may also cause the Fund’s net asset value and returns to be more volatile and expose the Fund to increased counterparty risk. Fluctuations in the U.S. interest rate curve or the price of the options owned by the Fund could materially adversely affect an investment in the Fund. The Fund’s investments in options are not intended to mitigate duration and credit risk or other factors influencing the price of U.S. government bonds, which may have a greater impact on the bonds’ returns than interest rate risk. Moreover, to the extent that interest rate risk has been priced into the government bonds owned directly or indirectly by the Fund, the Fund could underperform other investments even during periods of rising long-term U.S. interest rates. There is no guarantee that the Fund will have positive performance even in environments of sharply rising U.S. interest rates. There is no guarantee that the Fund will be able to successfully mitigate interest rate risk.

28

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker dealers). Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Shorting U.S. Treasury Securities Risk. The Fund may seek short exposure to financial instruments such as U.S. Treasury securities. There is no guarantee that the returns on the Fund’s short positions will produce positive returns and the Fund could lose money if the short positions produce negative returns. U.S. Treasury prices are highly sensitive to changes in interest rates and a decrease in yields (increase in prices) could result in significant losses for short positions. Shorting typically requires borrowing securities, which involves reliance on the availability of lenders and custodians. The failure of a counterparty to deliver the securities may impact the Fund’s execution of its strategy.

●

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

29

●

Swaptions Risk. A “swaption” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may purchase interest rate payer swaptions. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

●

TBA Securities Risk. In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. TBA transactions involve the risk that the securities received may have less favorable characteristics than what was anticipated when the Fund entered into the transaction. TBA transactions are also subject to counterparty risk and will be exposed to changes in the value of the underlying investments during the term of the agreement.

●

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

●

U.S. Treasury Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m Rising Rates Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	Inception
Alexander Morris	Chief Executive Officer	Inception
Marcin Zdunek	Managing Director, Head of Capital Markets & Portfolio Manager	Inception

Purchase and Sale of F/m Rising Rates Fund Shares

Shares are intended to be listed on a national securities exchange, the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest

30

price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Once available, information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s website at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

31

SUMMARY SECTION – F/m Falling Interest Rates Strategy ETF (UFAL)

Investment Objective

The investment objective of the F/m Falling Interest Rates Strategy ETF (the “F/m Falling Rates Fund” or the “Fund”) is to seek to implement a falling rate strategy that is designed to benefit from falling interest rates in both short-term and long-term U.S. Treasury yields.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the F/m Falling Rates Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$51	$160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. Portfolio turnover rates may vary from year-to-year, as well as within a year. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to implement a falling rate strategy that is designed to benefit from falling interest rates in both short-term and long-term U.S. Treasury yields.

Under normal market conditions, F/m Investments LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in a combination of long and short positions in U.S. Treasury securities or derivatives, such as U.S. Treasury futures, interest rate swaps, and options, to express a view on the direction of interest rates. Specifically, the Fund may:

●	Take long positions in longer-duration and shorter-duration U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to falling yields across the curve.

●	Take short positions in U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to areas of the yield curve where yields may rise or fall less than other parts of the curve.

The Adviser actively manages the Fund’s positions based on market conditions, macroeconomic trends, and interest rate forecasts. The Fund’s portfolio is constructed and rebalanced periodically to maintain exposure aligned with the rising rates view, considering factors such as economic data, Federal Reserve policy, and global interest rate dynamics.

32

The Fund may also allocate a portion of its assets to cash, cash equivalents, or high-quality short-term instruments for liquidity and collateral purposes. The Fund does not seek to maintain a specific duration target, as its primary focus is on the relative movement between segments of the yield curve.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund eligible investments (collectively, “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund may also seek to increase its income by lending securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund has elected to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●	Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, or other asset classes.

●

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Counterparty Risk. Counterparty risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. While the Fund and the Adviser have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Further, the Fund cannot control the cybersecurity plans and systems of the Fund’s service

33

providers, market makers, or issuers of securities in which the Fund invests. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Derivatives Risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent a Fund from buying or selling certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as AP. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are intended to be listed on a national securities exchange (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Shares trade on a stock exchange at prices at, above, or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result the trading prices of the Shares may deviate from the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. Any of these factors, among others, may lead to the Shares trading at a premium or discount to NAV.

34

●

Fixed-Income Market Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities or duration will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

●

High Portfolio Turnover Risk. The Fund may incur relatively high portfolio turnover. The active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Illiquid Investments Risk. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional bonds.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates, which may negatively affect the value of debt instruments held by the Fund and have a negative impact on the Fund’s performance and NAV. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

●

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

35

●

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of other funds that do not use such techniques.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics), war, acts of terrorism, recessions or other disruptive events (whether real, expected or perceived) in the local, regional or global markets. These factors could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. As a result, an investor could lose money over short periods due to short-term market movements or long periods of time during prolonged market downturns.

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

●

New Fund Risk. The Fund is a newly organized management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Fund.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

●

Options Risk. When the Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. The Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, a Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

●

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

●

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund Shares or receive less than the market value when selling Fund Shares.

●

Rate-Linked Derivatives Risk. The Fund’s exposure to derivatives tied to interest rates subjects the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Investing in derivatives tied to interest rates, including through options tied to the shape of the U.S. interest rate curve, can be extremely volatile. The value of such

36

investments may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. The Fund is expected to benefit from the options it holds if long-term U.S. interest rates rise during the time period in which the Fund holds the options. However, if long-term U.S. interest rates decrease, the Fund will lose money on the options, up to the amount invested in option premiums, and underperform an otherwise identical bond fund that had not used such options. Rate-linked derivatives may lose money if interest rates change in a manner not anticipated by the Adviser. An increase in interest rates may cause the value of securities held directly or indirectly by the Fund to decline to the extent that the Fund’s hedging strategy is not effectively implemented. Even if the Fund is hedged against losses due to long-term interest rate increases linked to U.S. interest rates, outright interest rate increases may also lead to heightened volatility in the fixed-income markets and may positively affect the value of the Fund’s options while negatively impacting the Fund’s investments in U.S. Treasuries. The Fund could lose money on the options held by the Fund, and the present value of the Fund’s portfolio investments could decrease if inflation increases. These interest rate-linked options may also cause the Fund’s net asset value and returns to be more volatile and expose the Fund to increased counterparty risk. Fluctuations in the U.S. interest rate curve or the price of the options owned by the Fund could materially adversely affect an investment in the Fund. The Fund’s investments in options are not intended to mitigate duration and credit risk or other factors influencing the price of U.S. government bonds, which may have a greater impact on the bonds’ returns than interest rate risk. Moreover, to the extent that interest rate risk has been priced into the government bonds owned directly or indirectly by the Fund, the Fund could underperform other investments even during periods of rising long-term U.S. interest rates. There is no guarantee that the Fund will have positive performance even in environments of sharply rising U.S. interest rates. There is no guarantee that the Fund will be able to successfully mitigate interest rate risk.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker dealers). Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Shorting U.S. Treasury Securities Risk. The Fund may seek short exposure to financial instruments such as U.S. Treasury securities. There is no guarantee that the returns on the Fund’s short positions will produce positive returns and the Fund could lose money if the short positions produce negative returns. U.S. Treasury prices are highly sensitive to changes in interest rates and a decrease in yields (increase in prices) could result in significant losses for short positions. Shorting typically requires borrowing securities, which involves reliance on the availability of lenders and custodians. The failure of a counterparty to deliver the securities may impact the Fund’s execution of its strategy.

37

●

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

●

Swaptions Risk. A “swaption” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may purchase interest rate payer swaptions. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

●

TBA Securities Risk. In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. TBA transactions involve the risk that the securities received may have less favorable characteristics than what was anticipated when the Fund entered into the transaction. TBA transactions are also subject to counterparty risk and will be exposed to changes in the value of the underlying investments during the term of the agreement.

●

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

●

U.S. Treasury Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information: Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be included once the Fund has at least one calendar year of performance. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with F/m Falling Rates Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	Inception
Alexander Morris	Chief Executive Officer	Inception
Marcin Zdunek	Managing Director, Head of Capital Markets & Portfolio Manager	Inception

38

Purchase and Sale of F/m Falling Rates Fund Shares

Shares are intended to be listed on a national securities exchange, the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Once available, information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s website at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

39

Additional Information about the Funds

Investment Objective

The investment objective of each Fund is to seek investment results as described in the “Investment Objective” section of that Fund’s summary prospectus above. Each Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon sixty (60) days’ written notice to shareholders.

Portfolio Composition

Each Fund has a policy to invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the types of investment shown next to the Fund’s name in the table below (each, an “80% Policy”).

Fund	Types of Investments for Purposes of 80% Policy
F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF (RBIL)

Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in TIPS with a maturity of 1-13 months. Under normal market conditions, the Fund generally invests substantially all of its assets in the securities comprising the Underlying Index and in securities that the Adviser determines to have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Underlying Index, including, but not limited to, bonds that are capital-indexed and linked to a commonly used domestic inflation index.

F/m Yield Curve Steepening Strategy ETF (USTP)

Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in a combination of long and short positions in U.S. Treasury securities or derivatives, such as U.S. Treasury futures, interest rate swaps, and options, to express a view on the shape of the yield curve. Specifically, the ETF may: (i) take short positions in longer-duration U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to rising yields at the long end of the curve and/or (ii) take long positions in shorter-duration U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to falling yields at the short end of the curve.

F/m Yield Curve Flattening Strategy ETF (UFLT)

Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in a combination of long and short positions in U.S. Treasury securities or derivatives, such as U.S. Treasury futures, interest rate swaps, and options, to express a view on the shape of the yield curve. Specifically, the Fund may: (i) take long positions in longer-duration U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to declining yields at the long end of the curve and/or (ii) take short positions in shorter-duration U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to rising yields at the short end of the curve.

F/m Rising Interest Rates Strategy ETF (URIZ)

Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in a combination of long and short positions in U.S. Treasury securities or derivatives, such as U.S. Treasury futures, interest rate swaps, and options, to express a view on the direction of interest rates. Specifically, the Fund may: (i) take short positions in longer-duration and shorter-duration U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to rising yields across the curve and/or (ii) take long positions in U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to areas of the yield curve where yields may fall or rise less than other parts of the curve.

40

Fund	Types of Investments for Purposes of 80% Policy
F/m Falling Interest Rates Strategy ETF (UFAL)

Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in a combination of long and short positions in U.S. Treasury securities or derivatives, such as U.S. Treasury futures, interest rate swaps, and options, to express a view on the direction of interest rates. Specifically, the Fund may: (i) take long positions in longer-duration and shorter-duration U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to falling yields across the curve and/or (ii) take short positions in U.S. Treasury securities or derivatives or affiliated ETFs to gain exposure to areas of the yield curve where yields may rise or fall less than other parts of the curve.

Each Fund’s 80% Policy is non-fundamental and can be changed by the Board upon sixty (60) days’ prior notice to shareholders. Each Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, the Fund would not have to sell its holdings, but any new investments it makes would be consistent with its 80% Policy.

Additional Principal Risk Information

The value of the Funds’ investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in any of the Funds, and there can be no assurance that any of the Funds will achieve its investment objective. An investment in the Funds is subject to one or more of the principal risks discussed below.

●

Affiliated Fund Risk. Each of the Funds may invest in affiliated an unaffiliated Underlying Funds. When the Adviser invests a Fund’s assets in an Underlying Fund that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in Underlying Funds sponsored or managed by others. This conflict of interest may be amplified when an Underlying Fund has low assets.

●

Asset Class Risk. The securities and other assets in any of the Funds’ portfolios may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, market segments, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance in comparison to the general financial markets, depending on a number of factors, including, but not limited to, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause any of the Funds to underperform other investment vehicles that invest in different asset classes.

●

Concentration Risk. Any of the Funds may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Counterparty Risk. Counterparty risk is the risk that a counterparty to a Fund’s investments in yield curve spread options may default on its payment obligation to such Fund. Such a default may cause the value of an investment in such Fund to decrease.

●

Credit Risk. The value of your investment in any of the Fund’s may change in response to changes in the credit ratings of such Fund’s portfolio securities, including with respect to Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by such Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Adviser cannot guarantee the adequacy of the protection of the Fund’s or an Underlying Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt.

●

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, any of the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require

41

gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser and other service providers (including, but not limited to, any of the Funds’ accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with any of the Funds’ ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.

●

Derivatives Risk. A Fund may gain exposure to different asset classes by investing in derivative instruments. Derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for a Fund. In addition, the prices of the derivative instruments and the prices of underlying interest rates they are designed to reflect may not move together as expected. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the relevant underlying rate to which it relates. Derivatives are usually traded on margin, which may subject a Fund to margin calls. Margin calls may force such Fund to liquidate assets.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more volatile and thus more likely to decline in price, and to a greater extent, than shorter-duration debt securities, in a rising interest-rate environment. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

●	ETF Risk. Each of the Funds is an ETF, and, as a result of an ETF’s structure, the Funds are exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/ or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to a Fund’s Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of any of the Funds in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Cash Transactions Risk. Unlike certain ETFs, the Funds may effect their creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, each Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

●

Secondary Market Trading Risk. Although the Funds’ Shares are listed for trading on a national securities exchange (the “Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in the Funds’ Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant

42

to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Funds’ Shares may begin to mirror the liquidity of each Fund’s underlying holdings, which can be significantly less liquid than each Fund’s Shares. In addition, during periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of the Funds may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate each Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, any of the Funds may not be able to readily sell fixed-income securities at prices at or near their perceived value. If a Fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in a Fund’s redemption requests, including requests from shareholders who may own a significant percentage of a Fund’s Shares, which may be triggered by market turmoil or an increase in interest rates, could cause a Fund to sell its holdings at a loss or at undesirable prices and adversely affect that Fund’s share price and increase that Fund’s liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

●

Fixed Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper a Fund’s ability to sell the debt securities in which it invests.

●

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

43

●

High Portfolio Turnover Risk. Each Fund may incur high portfolio turnover. The active and frequent trading of a Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

●

Illiquid Investments Risk. A Fund may not acquire any illiquid investment if, immediately after the acquisition, such Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund, and any security or instrument held by a Fund may be deemed an illiquid investment pursuant to such Fund’s liquidity risk management program. A Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if a Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, such Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of such Fund’s holdings. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active trading market. To the extent that a Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, such Fund will tend to have the greatest exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell these investments to meet redemption requests or for other cash needs, such Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, a Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

●

Income Risk. The Funds’ income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional bonds.

●

Index-Related Risk. The F/m Ultrashort TIPS Fund seeks to achieve a return that corresponds (before fees and expenses) generally to the price and yield performance, of the Fund’s Underlying Index as published by the sponsor (the “Index Provider”). There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. The Fund’s strategy, as described in this Prospectus, is to manage the Fund consistently with its Underlying Index. The Fund does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time-to-time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Underlying Index is less commonly used as a benchmark by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Funs and its shareholders.

Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance to the Underlying Index, which could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market value, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

44

●

Inflation-Indexed Bonds Risk. With respect to the F/m Ultrashort TIPS Fund, the principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

●

Inflation-Linked Securities. With respect to the F/m Ultrashort TIPS Fund, in general, the value of an inflation-linked security, including TIPS, will typically decrease when real interest rates (nominal interest rates reduced by the expected impact of inflation) increase and increase when real interest rates decrease. When inflation is negative or concerns over inflation are low, the value and income of inflation-linked securities could fall and result in losses for the Fund and during periods of very low inflation, the yield on an inflation-linked security may be negative. Conversely, during sustained periods of high inflation, the Fund’s yield should increase, which may not be repeated. Funds that invest heavily in inflation-linked securities do not always move in lockstep with inflation because they do not necessarily buy inflation-linked securities when they are originally issued or hold them until maturity. In addition, the accrual of inflation adjustments on the Fund’s holdings may significantly impact the current level of dividends actually paid to shareholders. Changes in inflation rates and/or interest rates may cause the Fund’s yield to vary substantially over time.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income a Fund receives from it but will generally affect the value of your investment in a Fund. Changes in interest rates may also affect the liquidity of a Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. A Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates, which may negatively affect the value of debt instruments held by a Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of a Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from a Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from a Fund’s performance to the extent such Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, a Fund may have a very low or even negative yield. A low or negative yield would cause a Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by a Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by a Fund. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that a Fund will not be able to manage this risk effectively.

45

●

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform different from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

●

Leverage Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset coverage requirements.

●

Liquidity Risk. Certain securities held by the Funds may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, each such Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Funds may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. With respect to the F/m Ultrashort TIPS Fund, the Adviser will use a representative sampling indexing strategy, so the Fund may not fully replicate its Underlying Index and may hold securities that are not included in its Underlying Index. As a result, the Fund is subject to the risk that the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The Adviser’s use of a representative sampling indexing strategy may subject the Fund to an increased risk of tracking error, in that the securities selected in aggregate for the Fund’s portfolio may not have investment profiles similar to those of the Underlying Index. Each Fund described in this Prospectus is subject to management risk, regardless of whether it is an actively or passively managed portfolio. In managing a Fund’s investment portfolio, the Adviser will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that a Fund will meet its investment objectives.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Funds’ NAVs and market prices are based upon the market’s perception of value and are not necessarily an objective measure of an investment’s value. There is no assurance that any of the Funds will realize its investment objective, and an investment in any of the Funds is not, by itself, a complete or balanced investment program. You could lose money on your investment in any of the Funds, or any of the Funds could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Funds cannot predict the impact, if any, of these changes to the Funds’ respective businesses, they could adversely affect the Funds’ business, financial condition, operating results and cash flows. Until the Funds know what policy changes are made and how those changes impact the Funds’ business and the business of the Funds’ competitors over the long term, the Funds will not know if, overall, the Funds will benefit from them or be negatively affected by them.

●

Market Price Risk. Fund Shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for Shares. As a result, the trading prices of shares may deviate significantly from the NAV during

46

periods of market volatility. The Adviser cannot predict whether Shares will trade above, below, or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units (defined below), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund Shares, Shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of such Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by a Fund may be traded in markets that close at a different time than the exchange on which such Fund’s Shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to a Shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in a Fund’s NAV. A Fund’s investment results are measured based upon the daily NAV of the particular Fund. Investors purchasing and selling a Fund’s Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with such Fund.

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

●

New Fund Risk. The Funds are newly organized, diversified management investment companies with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that a Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. may determine to liquidate any or all of the Funds. Like other new funds, large inflows and outflows may impact any of the Funds’ market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If any of the Funds fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.

●

Operational Risk. Each Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. Each Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Over the Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by a Fund in over-the-counter transactions may include an undisclosed dealer markup. A Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

●

Passive Investment Risk. The F/m Ultrashort TIPS Fund is not actively managed and the Adviser will not sell shares of a security due to current or projected underperformance of a security, industry, or sector. The F/m Ultrashort TIPS Fund generally does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Funds.

●

Rate-Linked Derivatives Risk. A Fund’s exposure to derivatives tied to interest rates subjects the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Investing in derivatives tied to interest rates, including through options tied to the shape of the U.S. interest rate curve, can be extremely volatile. The value of such investments may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. A Fund is expected to benefit from the options it holds if long-term U.S. interest rates rise during the time period in which the Fund holds the options. However, if long-term U.S. interest rates decrease, the Fund will lose money on the options, up to the amount invested in option premiums, and underperform an otherwise identical bond fund that had not used such options. Rate-linked derivatives may lose money if interest rates change in a manner not anticipated by the Adviser. An increase in interest rates may cause the value of securities held directly or indirectly by a Fund to decline to the extent that such Fund’s hedging strategy is not effectively implemented. Even if a Fund is hedged against losses due to long-term interest rate increases linked to U.S. interest rates, outright interest rate increases may also lead to heightened volatility in the fixed-income markets and may positively affect the value of a Fund’s options while negatively impacting such Fund’s investments in U.S. Treasuries. A Fund could lose money on the options held by such Fund, and the present value of such Fund’s portfolio investments could decrease if inflation increases. These interest rate-linked options may also cause a Fund’s net asset value and returns to be more volatile and expose the Fund to increased counterparty risk. Fluctuations in the U.S. interest rate curve or the price of the options owned by a Fund could materially adversely affect an investment in the Fund. A Fund’s investments in options are not intended to mitigate duration and credit risk or other factors influencing the price of U.S. government bonds, which may have a greater impact on the bonds’ returns than interest rate risk. Moreover, to the extent that interest rate risk has been priced into the government bonds owned directly or indirectly by a Fund, such Fund could underperform other investments even during periods of rising long-term U.S. interest rates. There is no guarantee that a Fund will have positive performance even in environments of sharply rising U.S. interest rates. There is no guarantee that a Fund will be able to successfully mitigate interest rate risk.

47

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Funds or Underlying Funds invest.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Funds’ portfolios will decline if and when the Fund reinvests the proceeds from the disposition of portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of a Fund’s Shares.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by a Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). A Fund may enter these transactions when the Adviser expects the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.

Reverse repurchase agreements are a form of secured borrowing and subject a Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of a Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. A Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When a Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.

48

●

Risk of Investing in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.

If U.S. relations with certain countries deteriorate, it could adversely affect U.S. issuers, as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which any of the Funds invest.

●

Securities Lending Risk. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund’s total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending a Fund’s portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral or from recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

●

Shorting U.S. Treasury Securities Risk. With the exception of the F/m Ultrashort TIPS Fund, the Funds may seek inverse or “short” exposure through financial instruments such as U.S. Treasury securities, which would cause the Funds to be exposed to certain risks associated with selling short. Changes in interest rates or market conditions can cause the price of U.S. Treasury securities to move against the Funds’ position, potentially resulting in substantial losses. Short positions often involve leverage, which can magnify both gains and losses. Small adverse movements in Treasury security prices may result in larger losses than the initial capital invested. Unlike long positions, losses on short positions can theoretically be unlimited if the price of the Treasury security continues to rise. During periods of market stress or reduced liquidity, it may be challenging to cover short positions, leading to forced covering at unfavorable prices. U.S. Treasury prices are highly sensitive to changes in interest rates. A decrease in yields (increase in prices) could result in significant losses for short positions. Shorting typically requires borrowing securities, which involves reliance on the availability of lenders and custodians. The failure of a counterparty to deliver the securities may impact a Fund’s ability to execute its investment strategy. Borrowing U.S. Treasury securities for shorting purposes incurs costs that can erode returns. These costs may increase during periods of high demand or limited supply. Changes in government policies or regulatory frameworks governing short sales of U.S. Treasury securities could adversely impact the ability to execute or maintain short positions. Short positions are subject to margin requirements. If the market moves against the position, a Fund may need to deposit additional collateral to meet margin calls, potentially at an inconvenient time.

●

Swaps Risk. Swap agreements, including total return swaps that may be referred to as contracts for difference, are two-party contracts entered into for periods ranging from a few days to more than one year. In a standard “swap” transaction, two parties agree to exchange the value(s) or cash flow(s) of one asset for another over a certain period of time. Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and illiquidity risk, leverage risk and hedging risk.

●

Tracking Error Risk. The F/m Ultrashort TIPS Fund may be subject to tracking error, which is the divergence of a Fund’s performance from that of its Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in a Fund’s portfolio and those included in the corresponding Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a Fund incurs fees and expenses, while its Underlying Index does not.

49

●

Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to a Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. Each Fund may incur brokerage fees in connection with its purchase of ETF shares. When a Fund invests in an Underlying Fund, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Underlying Fund’s purchase and sale of the underlying securities, ETFs incur fees that are separate from those of a Fund. As a result, a Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, in addition to Fund expenses. The 1940 Act and the related rules and regulations adopted thereunder impose conditions on investment companies that invest in other investment companies. Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts subject to certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

●

U.S. Treasury Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

●

Valuation Risk. The prices provided by the Funds’ pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Additional Information About Non-Principal Risks of the Funds. This section provides additional information regarding certain non-principal risks of investing in the Funds. The risks listed below could have a negative impact on any of the Funds’ performance and trading prices.

●

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares of a Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Funds’ Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy a Fund’s Shares (the “bid” price) and the price at which an investor is willing to sell a Fund’s Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for a Fund’s Shares based on trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund’s Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling a Fund’s Shares, including bid/ ask spreads, frequent trading of a Fund’s Shares may significantly reduce investment results and an investment in a Fund’s Shares may not be advisable for investors who anticipate regularly making small investments.

●

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Funds’ Adviser or an affiliate of the Funds’ Adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund Shares or may invest in any of the Funds and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund Shares (to secure financing or otherwise), which may result in the Shares becoming concentrated in another party. There can be no assurance that any large shareholder

50

or large group of shareholders would not redeem their investment or that the size of any of the Funds would be maintained. Redemptions of a large number of Fund Shares by these shareholders may adversely affect a Fund’s liquidity and net assets. To the extent a Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the Shares of a Fund and may, therefore, have a material upward or downward effect on the market price of the Fund Shares. In addition, large purchases of Fund Shares may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

●

Legal and Regulatory Change Risk. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of any of the Funds’ investments and each Fund’s ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Funds could be substantial and adverse.

●

RIC Compliance Risk. Each of the Funds has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, a Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of that Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, that Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

●

Temporary Investments. Each of the Funds may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Disclosure of Portfolio Holdings

The Funds’ entire portfolio holdings are publicly disseminated each day the Funds are open for business through the Funds’ website at www.fminvest.com. The Funds’ portfolio holdings also may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

Management of the Funds

The Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”), of which the Funds are each a series, is responsible for supervising the operations and affairs of the Funds. The Adviser is responsible for the daily management and administration of the Funds’ operations.

Investment Adviser

The investment adviser for each Fund is F/m Investments LLC (the “Adviser”). The Adviser is located at 3050 K Street NW, Suite 201, Washington, DC 20007. Three officers of the Company own an indirect, minority interest in the Adviser. The Adviser is a majority owned subsidiary of F/m Managers Group, LP (“FMG”), which is a wholly owned subsidiary of 1251 Capital, which is a financial services holding company. Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of each Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of investment advisory agreement between the Company and the Adviser (the “Advisory Agreement”). Under the terms of the Advisory Agreement, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.17%-0.50% (please see chart below) of each Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

51

The Adviser will receive an advisory fee from each Fund at an annual rate of each Fund’s average daily net assets as indicated in the following table:

Contractual Advisory Fee
F/m Ultrashort Treasury Inflation-Protected (TIPS) ETF	0.17%
F/m Yield Curve Steepening Strategy ETF	0.50%
F/m Yield Curve Flattening Strategy ETF	0.50%
F/m Rising Interest Rates Strategy ETF	0.50%
F/m Falling Interest Rates Strategy ETF	0.50%

A discussion regarding the Board’s approval of each Fund’s respective Advisory Agreement and the factors the Board considered with respect to its approval will be available in the Fund’s first annual or semi-annual report to shareholders, as applicable.

The Adviser’s Investment Management Team

Peter Baden, Alexander Morris, and Marcin Zdunek serve as each Fund’s portfolio managers and are jointly responsible for the portfolio management decisions for the Funds.

Peter Baden

Peter Baden is the Managing Director and Director of Fixed Income Strategy for the Adviser. Mr. Baden has over 25 years of investment management experience, encompassing portfolio management, mergers and acquisitions, financial institutions, and credit analysis. Prior to joining the Adviser in 2020, Mr. Baden joined a predecessor firm in 2005 to launch the firm’s effort to build customized fixed income portfolios for high net-worth clients. Prior to joining the predecessor firm, Mr. Baden worked on the mergers and acquisitions team at Star Banc (now US Bancorp) acquiring and integrating multiple banks and savings and loan associations. In the trust department of Star Banc, he managed the REIT allocation for a mutual fund and analyzed US and international bank, insurance, and financial companies, as well as municipalities. Previously, at Pacholder Associates, Mr. Baden managed money market assets in multiple portfolios, and designed and developed proprietary portfolio systems and models for distressed companies, collateralized bond obligations, and legal settlement pools. Mr. Baden has extensive experience with resolution and liquidation for distressed portfolios including experience with the Resolution Trust Corporation.

Alexander Morris

Alexander Morris is the Chief Executive Officer of the Adviser. Mr. Morris has over 15 years of investment management experience, encompassing portfolio management, trading, mergers and acquisitions, financial institutions, and security analysis, and has served in a number of senior management roles for various financial institutions. He founded the Adviser in 2019 and has served as its President and Chief Investment Officer since its inception. Prior to founding the Adviser, Mr. Morris founded Rowhouse Capital Partners LLC, a boutique strategic advisory firm to financial institutions and previously served as in various capital markets and corporate development roles with Fortigent LLC (“Fortigent”), a family office services provider and asset manager, as well as with LPL Financial which acquired Fortigent in 2012. Prior to Fortigent, Mr. Morris served in various analysis roles for financial institutions.

Marcin Zdunek

Mr. Zdunek is the Managing Director, Head of Capital Markets & Portfolio Manager for the Adviser. He joined the Adviser in November 2020 when his prior firm, First Western Capital Management (“First Western”), was acquired. Prior to joining First Western in 2007, Mr. Zdunek was a Supervisor in Fixed Income and Equity Trading at AIG Global Investment Group. Mr. Zdunek’s prior positions included Senior Fixed Income Trade Support Specialist at Alliance Capital Management and a Fixed Income Associate/Supervisor at Morgan Stanley.

The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by them, and their ownership of Shares of the Funds.

52

How to Buy and Sell Shares

Each of the Funds issue and redeem its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from each Fund, and only APs may tender their Shares for redemption directly to each Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on a national securities exchange (the “Exchange”) and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling a Fund’s Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning a Fund’s Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Funds’ Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of a Fund’s Shares, you are not entitled to receive physical delivery of stock certificates or to have a Fund’s Shares registered in your name, and you are not considered a registered owner of a Fund’s Shares. Therefore, to exercise any right as an owner of a Fund’s Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of the Funds’ Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of each Fund’s Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, including an updated “intraday indicative value” (“IIV”) for each Fund’s Shares as calculated by an information provider or market data vendor. The Funds are neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of the Funds’ portfolios because the basket of Deposit Securities does not necessarily reflect the precise composition of the current portfolio of any Fund at a particular point in time. The IIV should not be viewed as a “real-time” update of each Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of the Funds’ Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by any of the Funds’ shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem any Fund’s Shares directly with a Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by any of the Funds in effecting trades. In addition, the Funds reserve the right to reject any purchase order at any time.

53

Determination of Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the NYSE, generally at 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for each Fund is calculated by dividing that Fund’s net assets by its Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates by the Funds’ Valuation Designee (defined below), under guidelines established by the Board.

Fair Value Pricing

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Dividends, Distributions, and Taxes

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. Each Fund expects to declare and pay distributions, if any, monthly, however it may declare and pay distributions more or less frequently. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Fund at least annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own a Fund’s Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of that Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

For taxable investors, distributions of a Fund’s taxable income or gain are taxable whether reinvested in Shares or received in cash.

Taxes

Each Fund intends to elect to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are “United States persons” (within the meaning of the Code) holding Shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in a Fund’s Shares.

Unless your investment in a Fund’s Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell your Shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

54

Taxes on Distributions

Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income (as discussed below). Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares of a Fund. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by that Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long- term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares of a Fund.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both such Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by such Fund from U.S. corporations, provided holding period and other requirements are met by both such Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities, if any.

If a Fund were to retain any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

A Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Funds.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of Shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares of a Fund). Income from U.S. treasury securities are generally exempt from state and local taxes. Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long- term capital gains, regardless of how long you have held your Shares.

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold

For federal income tax purposes, any gain or loss realized upon a sale of Shares of a Fund generally is treated as a capital gain or loss and as a long-term capital gain or loss if those Shares have been held for more than 12 months and as a short-term capital gain or loss if those Shares have been held for 12 months or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid or undistributed capital gains deemed paid with respect to such Shares of a Fund. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired (or the shareholder enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Shares. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

55

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of Shares of a Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the Shares.

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

Properly reported distributions by a Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by a Fund in respect of such Fund’s “qualified net interest income” (i.e., such Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by a Fund in connection with such Fund’s “qualified short-term gains” (generally, the excess of such Fund’s net short-term capital gains over such Fund’s long-term capital losses for such tax year). However, depending on the circumstances, a Fund may report all, some or none of such Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

If a Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by such Fund on deemed capital gain distributions.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of Funds’ Shares, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from that Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Funds are generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in any of the Funds.

Backup Withholding

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares of a Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

56

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Company on behalf of the Funds has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of any of the Funds and if, pursuant to Section 351 of the Code, any of the Funds would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of a Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of a Fund are acquired (or the AP enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired

The Funds may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Funds may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind, which would generally not give rise to a taxable gain or loss for the Fund. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on a Fund’s distributions and sales of Shares of a Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of the Funds under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

Distribution

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

57

Additional Considerations

Payments to Financial Intermediaries

The Adviser and its affiliates, out of their own resources and without additional cost to the Funds or their shareholders, may pay intermediaries, including affiliates of the Adviser, for the sale of Funds’ Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Shares of the Funds available to their customers generally and in investment programs. The Adviser and its affiliates may also reimburse expenses or make payments from their own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investments in the Funds.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares of any of the Funds, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

Premium/Discount Information

Information regarding how often each of the Fund’s Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available, free of charge at www.fminvest.com.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Funds’ Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Funds are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Funds’ Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

Additional Information

The Funds enter into contractual arrangements with various parties, including, among others, the Funds’ Adviser, who provides services to the Funds. Shareholders are not parties to, nor intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase Shares of any of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

58

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

Financial Highlights

The table below sets forth certain financial information for the period indicated for the F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF. Total return in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements and has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements, which, together with the report of the Fund’s independent registered public accounting firm, are included in the Fund’s annual report, which is available upon request.

No financial information is available for the F/m Yield Curve Steepening Strategy ETF, F/m Yield Curve Flattening Strategy ETF, F/m Rising Interest Rates Strategy ETF, and F/m Falling Interest Rates Strategy ETF as such Funds had not commenced operations prior to the date of this Prospectus.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return (loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF	PERIOD ENDED AUGUST 31,
2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$50.00
INVESTMENT OPERATIONS:
Net investment income(b)	1.17
Net realized and unrealized gain/(loss) on investments(c)	(0.10)
Total from investment operations	1.07
LESS DISTRIBUTIONS FROM:
Net investment income	(0.95)
Total distributions	(0.95)
ETF transaction fees per share	0.00 (d)
Net asset value, end of period	$50.12
Total Return(e)(f)	2.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$65,655
Ratio of expenses to average net assets(g)	0.25%
Ratio of net investment income/(loss) to average net assets(g)	4.57%
Portfolio turnover rate(e)(h)	66%

(a)	Inception date of the Fund was February 24, 2025
(b)	Net Investment income per share has been calculated based on average shares outstanding during the period.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Amount represents less than $0.005 per share.
(e)	Not annualized for periods less than one year.
(f)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(g)	Annualized for periods less than one year.
(h)	Portfolio turnover rate excludes in-kind transactions.

60

INVESTMENT ADVISER

F/m Investments LLC
3050 K Street NW, Suite 201
Washington, DC 20007

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin, 53201-0701

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

61

For More Information

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports

Once available, additional information about the Fund’s investments will be included in the Fund’s annual and semi-annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its most recently completed fiscal year. For all of the other Funds listed in this Prospectus, the annual reports and semi-annual reports to shareholders will be available at www.fminvest.com or by calling 1-800-617-0004.

Statement of Additional Information

The SAI dated December 31, 2025, provides more details about each Fund and its policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semiannual and annual reports. To obtain a free copy of the SAI, semiannual or annual reports or if you have questions about the Funds:

By Internet

For all Funds listed in this Prospectus, go to www.fminvest.com.

By Telephone

For all Funds listed in this Prospectus, call 1-800-617-0004 or your securities dealer.

From the SEC

Information about the Funds (including the SAI) and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF (RBIL)

F/m Yield Curve Steepening Strategy ETF (USTP)

F/m Yield Curve Flattening Strategy ETF (UFLT)

F/m Rising Interest Rates Strategy ETF (URIZ)

F/m Falling Interest Rates Strategy ETF (UFAL)

Each a series of The RBB Fund, Inc.

3050 K Street NW, Suite 201

Washington, DC 20007

Statement of Additional Information

Dated December 31, 2025

The F/m Ultrashort Treasury Inflation-Protected (TIPS) ETF, F/m Yield Curve Steepening Strategy ETF, F/m Yield Curve Flattening Strategy ETF, F/m Rising Interest Rates Strategy ETF, or F/m Falling Interest Rates Strategy ETF (each a “Fund” and together the “Funds”) are diversified series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

F/m Investments LLC serves as the investment adviser (the “Adviser”) to each Fund.

Information about each Fund is set forth in the prospectus dated December 31, 2025 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Fund’s Annual and Semi-Annual Reports (when available), please call 800-617-0004. Once available, the financial statements and notes contained in the annual report on Form N-CSR will be incorporated by reference into this SAI. No other part of the annual report will be incorporated by reference herein.

This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and the Company, and it should be read in conjunction with the Prospectus.

Fund History	1
Investment Policies and Practices	2
Investment Restrictions	11
Exchange Listing and Trading	12
Management of the Company	14
Code of Ethics	24
Principal Holders	24
Investment Advisory Agreement	25
Portfolio Managers	26
Underwriter	27
Purchase and Redemption of Creation Units	28
Portfolio Holdings Information	35
Determination of Net Asset Value	36
Dividends, Distributions, and Taxes	37
Portfolio Transactions and Brokerage	40
Securities Lending	41
Proxy Voting Procedures	41
Payments To Financial Intermediaries	42
Additional Information Concerning Company Shares	42
General Information	43
Financial Statements	46
Appendix A	A-1
Appendix B	B-1

FUND HISTORY

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares of the F/m Ultrashort Treasury Inflation-Protected (TIPS) ETF, F/m Yield Curve Steepening Strategy ETF, F/m Yield Curve Flattening Strategy ETF, F/m Rising Interest Rates Strategy ETF, or the F/m Falling Interest Rates Strategy ETF. F/m Investments LLC (the “Adviser”) serves as the investment adviser to each Fund.

The F/m Yield Curve Steepening Strategy ETF, F/m Yield Curve Flattening Strategy ETF, F/m Rising Interest Rates Strategy ETF and F/m Falling Interest Rates Strategy ETF are actively managed by the Adviser in pursuit of the investment objectives stated in each Fund’s Prospectus.

The investment objective of the F/m Ultrashort TIPS Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its corresponding benchmark index (“Underlying Index”):

Fund	Underlying Index
F/m Ultrashort TIPS Fund	Bloomberg U.S. Ultrashort TIPS 1-13 Months Total Return Unhedged USD Index (I39232US)

Each Fund offers and issues shares at its net asset value per share (“NAV”) (“Shares”) only in aggregations of a specified number of Shares (each a “Creation Unit”). Each Fund also generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Shares of the Funds are intended to be listed on a national securities exchange (the “Exchange”), which in the case of the F/m Ultrashort TIPS Fund is The Nasdaq Stock Market, LLC, and trade on the Exchange at market prices. These prices may differ from a Fund’s NAV. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. Creation Units generally consist of 10,000 Shares, though this may change from time to time.

Shares of a Fund may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. The Funds may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

1

INVESTMENT POLICIES AND PRACTICES

The Funds’ investment objectives and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by the Funds as part of its non-principal investment strategy. The following information supplements, and should be read in conjunction with, the Prospectus.

With respect to the Funds’ investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, any of the Funds may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with that Fund’s objective.

There can be no guarantee that the Funds will achieve their investment objectives. The Funds may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Funds’ Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and limitations.

Cash Equivalents and Short-Term Investments

The Funds may invest in cash, cash equivalents, and a variety of short-term instruments in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such instruments for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. During such periods, a Fund may not be able to achieve its investment objective.

Short-term instruments include obligations of the U.S. government or its agencies or instrumentalities (see “U.S. Government Securities” below) and, without limitation, the following:

(1) Certificates of Deposit. The Funds may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(2) Bankers’ Acceptances. The Funds may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

2

(3) Repurchase Agreements. The Funds may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Funds to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to certain obligations. For the Funds, collateral may consist of any fixed income security which is an eligible investment for the Funds entering into the repurchase agreement. The Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Funds will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Funds are entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Funds could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Bank Time Deposits. The Funds may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(5) Eurodollar and Yankee Instruments. The Funds may invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

(6) Money Market Funds and Short-Term Debt Funds. The Funds may invest in money market funds. The Funds will each bear their proportionate share of the money market fund’s fees and expenses (see “Other Investment Companies” below). The Funds may hold securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less.

(7) Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which are transactions in which a Fund sells a security and simultaneously agrees to repurchase that security from the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

Reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities such Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
3

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Funds have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which a Fund may engage in derivative transactions could limit or prevent the Fund from using certain instruments.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), a Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Company (“Board”), certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which a Fund is carrying the investments. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, a Fund will be exposed to a greater liquidity risk.

4

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Inflation-Protected Securities

Each Fund may invest in inflation-protected securities. Inflation-protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation-protected securities issued by the U.S. Treasury (also known as “TIPS”) have maturities of varying durations. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation-protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

5

Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

Lending Portfolio Securities

A Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of a Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. A Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. A Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business days’ notice, or by the Company on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Company may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and a Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover a Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

When voting or consent rights that accompany loaned securities pass to the borrower, the Company will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. A Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities.

LIBOR Transition Risk

Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Funds invest may have historically paid interest at floating rates based on LIBOR or have been subject to interest caps or floors based on LIBOR. The Funds and issuers of instruments in which the Funds invest also may have historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

6

SOFR Risk

The Secured Overnight Financing Rate Data (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR's history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Other Investment Companies

Each Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and exchange-traded funds (“ETFs”) registered under the 1940 Act that invest primarily in Fund eligible investments. Under the 1940 Act, a Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of such Fund’s total assets with respect to any one investment company; and 10% of such Fund’s total assets in the aggregate. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

7

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

ETFs in which a Fund may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s Shares could also be substantially and adversely affected.

If a Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the Fund, but also with the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their NAVs. Shares acquired at a premium to their NAV may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

U.S. Government Securities

Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;(c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

8

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero-coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets and ultimately the Funds.

When-Issued and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of a Fund’s total assets that are subject to market risk, resulting in increased sensitivity of NAV to changes in market prices. A seller’s failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, a Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Zero-Coupon and Step Coupon Securities

Each Fund may invest in zero-coupon and step coupon securities. Zero-coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero-coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the “Code”).

9

Temporary Investments

During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by Standard & Poors or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

Portfolio Turnover

Portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. A higher portfolio turnover rate would result in higher brokerage costs to a Fund and could also result in the realization of larger amounts of capital gains, including short-term capital gains. Capital gains are generally taxable when distributed to shareholders, and distributions of short-term capital gains are generally taxable at ordinary income tax rates.

Pandemic Risk

Disease outbreaks that affect local economies or the global economy may materially and adversely impact a Fund and/or the Adviser’s business. For example, uncertainties regarding the novel Coronavirus (“COVID-19”) outbreak have resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions may lead to instability in the market place, including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or a Fund’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

Cyber Security Risk

A Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting a Fund, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact a Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value. While each Fund and its service providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, a Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to a Fund and the Adviser.

10

Artificial Intelligence

Advancements in technology may also adversely impact markets and the overall performance of the Funds. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of a Fund.

RIC Compliance Risk

Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of such Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, such Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

INVESTMENT RESTRICTIONS

The Company has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of that Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

11

Fundamental Policies

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

3	Make loans, except to the extent permitted under the 1940 Act.

4	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.

5	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time

6	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

7	With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

*	(1) For the purposes of the restriction in number 1 above, industry classifications are determined for each Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard (GICS). Each Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Funds. The Funds may invest in underlying funds or ETFs that may concentrate their assets in one or more industries. The Funds will consider the investments of the underlying funds and ETFs in which they invest in determining compliance with this fundamental restriction. “Group of related industries” is defined as three or more industries based on the Adviser’s classification for the purpose of this section.

Non-Fundamental Policies

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors. Each Fund may not:

1	Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously. If the percentage of the Fund’s net assets invested in illiquid investments exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid investments as soon as reasonably practicable, in a manner consistent with prudent management and the interests of the Fund.

12

EXCHANGE LISTING AND TRADING

Shares are intended to be listed for trading and trade throughout the day on the Exchange.

There can be no assurance that a Fund will meet or continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares of a Fund under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding (a) the description of the Fund,; (b) limitations on a Fund’s portfolio holdings or reference assets, (c) dissemination and availability of the intraday indicative values, or (d) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if, following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of Shares of the Fund; (iv) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of a Fund.

The Company reserves the right to adjust the price levels of its Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

To provide additional information regarding the indicative value of shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for each Fund as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

13

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

14

Directors, Advisory Board Members, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).

15

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).

16

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 65	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A

17

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

18

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

19

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all of the portfolios of the Company and the RBB Fund Trust (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan.

20

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha Tirinnanzi	None	Over $100,000
INTERESTED DIRECTOR
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(2)	None	$10,001-$50,000

(1)	F/m Ultrashort Treasury Inflation-Protected (TIPS) ETF commenced operations on February 24, 2025.
(2)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

The F/m Yield Curve Steepening Strategy ETF, F/m Yield Curve Flattening Strategy ETF, F/m Rising Interest Rates Strategy ETF, and F/m Falling Interest Rates Strategy ETF had not commenced operations prior to the date of this SAI.

Directors’, Advisory Board Members' and Officers’ Compensation

Effective January 1, 2026, the Company and The RBB Fund Trust, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Company and The RBB Fund Trust, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

21

From January 1, 2024 through December 31, 2024, the Fund Complex based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $1,060,000 in the aggregate from all series of the Company and The RBB Fund Trust, (together, “Fund Complex”) for its services. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC did not receive any fees from the Funds. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary, and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary received compensation from the Funds and the Fund Complex in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Funds(1)	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees or Officers
Independent Directors:
Gregory P. Chandler, Director	$0	N/A	N/A	$406,250
Lisa A. Dolly, Director	$0	N/A	N/A	$363,750
Nicholas A. Giordano, Director	$0	N/A	N/A	$369,250
Arnold M. Reichman, Director and Chair	$0	N/A	N/A	$476,750
Robert A. Straniere, Director(2)	$0	N/A	N/A	$101,250
Martha A. Tirinnanzi	$0	N/A	N/A	$336,000
Interested Director:
Robert Sablowsky, Director and Vice Chair	$0	N/A	N/A	$466,750
Brian T. Shea, Director	$0	N/A	N/A	$380,500
Disinterested Advisory Board Members
Eugene Podsiadlo(3)	$0	N/A	N/A	$0
Officers:
Steven Plump, President	$0	N/A	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$0	N/A	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$0	N/A	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$0	N/A	N/A	$200,000

(1)	F/m Ultrashort Treasury Inflation-Protected (TIPS) ETF commenced operations on February 24, 2025.
(2)	Mr. Straniere retired from his role as a Trustee effective January 2025.
(3)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.
22

The F/m Yield Curve Steepening Strategy ETF, F/m Yield Curve Flattening Strategy ETF, F/m Rising Interest Rates Strategy ETF, and F/m Falling Interest Rates Strategy ETF had not commenced operations prior to the date of this SAI.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

23

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Director Emeritus	Aggregate Compensation from the Funds(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex
Julian Brodsky	$0	N/A	$106,250
Robert Straniere	$0	N/A	$84,375

(1)	F/m Ultrashort Treasury Inflation-Protected (TIPS) ETF commenced operations on February 24, 2025.

The F/m Yield Curve Steepening Strategy ETF, F/m Yield Curve Flattening Strategy ETF, F/m Rising Interest Rates Strategy ETF, and F/m Falling Interest Rates Strategy ETF had not commenced operations prior to the date of this SAI.

CODE OF ETHICS

The Company, the Adviser, and Quasar Distributors, LLC (the “Distributor”), have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Funds, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Funds’ investment activities.

PRINCIPAL HOLDERS

Any person owning, directly or indirectly, more than 25% of the outstanding Shares of a Fund is presumed to control the Fund. Principal holders are persons who own 5% or more of the outstanding Shares of a Fund. As of December 1, 2025, the Company does not have information regarding the record or beneficial ownership of Shares of the Funds held in the names of Depository Trust Company (“DTC”) participants, as DTC has not provided the Company with access to such information.

As of December 1, 2025, the Directors and officers of the Company as a group owned less than 1% of the outstanding Shares of each Fund.

24

INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement

The Adviser is a Delaware limited liability company with offices at 3050 K Street NW, Suite 201, Washington, DC 20007. Three officers of the Company own an indirect, minority interest in the Adviser. The Adviser is a majority-owned subsidiary F/m Managers Group, LP (“FMG”) which is a wholly owned subsidiary of 1251 Capital, Inc., which is a financial services holding company.

The Adviser provides investment advisory services to each Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of each Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Adviser manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board. The Adviser provides such additional administrative services as the Company may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Company.

Pursuant to the terms of the Advisory Agreement, in consideration of the services provided by the Adviser, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.17%-0.50% of the Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of each Fund, including transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

During the recent fiscal period indicated below, the following Fund paid advisory fees to the Advisor, and the Advisor waived fees and/or reimbursed expenses, as indicated in the following table:

	Advisory Fee Accrued	Advisory Fee Waived and/or Expenses Reimbursed	Net Advisory Fee Received
F/m Ultrashort Treasury Inflation-Protected (TIPS) ETF(1)
Fiscal Period Ended August 31, 2025	$89,046	$0	$89,046

(1)	The Fund commenced operations on February 24, 2025.

The F/m Yield Curve Steepening Strategy ETF, F/m Yield Curve Flattening Strategy ETF, F/m Rising Interest Rates Strategy ETF, and F/m Falling Interest Rates Strategy ETF had not commenced operations prior to the date of this SAI.

25

PORTFOLIO MANAGERS

Peter Baden, Alexander Morris, and Marcin Zdunek are the portfolio managers responsible for investment-related services provided to the Fund. The following table provides information regarding accounts managed by each portfolio manager as of August 31, 2025.

Portfolio Manager;	Total Accounts		Accounts With Performance-Based Fees
Other Accounts	Number	Assets	Number	Assets
Peter Baden
Registered Investment Companies	13	$7.9 billion	$0	$0
Other Pooled Investment Vehicles	0	$0	$0	$0
Other Accounts	3,799	$1.6 billion	$0	$0

Alexander Morris
Registered Investment Companies	11	$8 billion	$0	$0
Other Pooled Investment Vehicles	0	$0	$0	$0
Other Accounts	0	$0	$0	$0

Marcin Zdunek
Registered Investment Companies	14	$8.0 billion	$0	$0
Other Pooled Investment Vehicles	0	$0	$0	$0
Other Accounts	0	$0	$0	$0

Portfolio Manager Compensation

The compensation structure for the portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of the Adviser. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses are not based upon criteria such as performance of the Funds or the value of assets included in the Funds’ portfolio.

Material Conflicts of Interest

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated. In accordance with the Adviser’s trade rotation policy, there will be cases where a Fund will trade after other accounts.

26

Ownership of Fund Shares by the Portfolio Managers

As of August 31, 2025, the portfolio managers owned securities of the F/m Ultrashort Treasury Inflation-Protected (TIPS) ETF in the amount set forth in the table below.

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of 8/31/25
F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF
Peter Baden	$1 - $10,000
Alexander Morris	$500,001 - $1,000,000
Marcin Zdunek	$100,001-$500,000

*	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

UNDERWRITER

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), located at 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as each Fund’s principal underwriter and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 10,000 Shares. The Distributor will not distribute Shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of a Fund, on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board of Directors, including a majority of the Independent Directors, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

27

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Company issues and sells Shares of a Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund’s Shares is calculated each Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. A Fund will not issue fractional Creation Units. A Business Day is any day on which the NYSE is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication of a Fund and a Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through the National Securities Clearing Corporation ("NSCC"), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

28

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objectives of a Fund.

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

CASH PURCHASE METHOD. The Company may at its discretion permit full or partial cash purchases of Creation Units of a Fund in instances permitted by the exemptive relief the Adviser is relying on in offering a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units in the manner set forth and by the time(s) designated in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

29

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed on any day, a Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to each Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of a Fund.

The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern Time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern Time on the Settlement Date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to a Fund for losses, if any, resulting from unsettled orders.

30

Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time. Aps will be liable to the Company for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by a Fund, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of a Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. A Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for a Fund. A Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for a Fund is $300.

31

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because a Fund’s Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with a Fund’s Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of a Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

32

CASH REDEMPTION METHOD. Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of a Fund, when full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. A Fund may incur costs such as brokerage costs or taxable gains or losses that a Fund might not have incurred if the redemption had been made in-kind. These costs may decrease a Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if a Fund had effected redemptions wholly on an in-kind basis.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. A Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for a Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company. The Non-Standard Charges are payable to a Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for a Fund is $300.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

33

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

34

Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares of a Fund, or to purchase or sell Shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of each Fund, a policy relating to the selective disclosure of a Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of the Fund’s shareholders. The policies relating to the disclosure of a Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to a Fund’s operation without compromising the integrity or performance of a Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose a Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

A Fund’s entire portfolio holdings will be publicly disseminated each business day and may be available through financial reporting and news services including publicly available internet websites.

The Company may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; Fund Services, the administrator, accounting agent and transfer agent; Cohen & Company, Ltd., the Funds’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; the Funds' financial printer(s); the Funds’ proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

35

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and, (ii) financial consultants to assist them in determining the suitability of a Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of a Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the CCO as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to a Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Funds’ Prospectus titled “HOW TO BUY AND SELL SHARES.”

NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem Shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day.

NAV per Share is computed by dividing the value of a Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of that Fund’s Shares outstanding. In computing NAV, securities are valued at market value as of the applicable NAV determination time. The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”). If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Valuation Designee determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by a Fund. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

36

The values of securities held by the Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by a Fund or its liabilities, such securities and liabilities will be valued at fair value by the Adviser, as the Funds’ Valuation Designee, in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect a Fund and its shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Company each fiscal year to distribute substantially all of a Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of a Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

37

Dividend Reinvestment Service

The Funds will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by a Fund at NAV. Distributions reinvested in additional Shares of a Fund will nevertheless be taxable to beneficial owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

Taxes – General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of the Prospectus and this SAI, respectively. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which such Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which such Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of such Fund’s total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (1) any one issuer, (2) two or more issuers that such Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough and such Fund does not satisfy the 90% distribution requirement described above, such Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions of capital gains) to the extent of a Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

38

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Each Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and a Fund’s status as a regulated investment company. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Each Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by a Fund.

Loss Carryforwards

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years.

As of August 31, 2025, the F/m Ultrashort Treasury Inflation-Protected (TIPS) ETF had unexpiring short-term losses of $110,210.

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

39

The Adviser may serve as an investment adviser to other clients, including private investment companies, and the Adviser may in the future act as an investment adviser to other registered investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Funds and others whose assets are managed by the Adviser in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Funds.

The policy of the Funds regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds’ policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Funds’ policies, the Adviser, through a brokerage or an outsourced trading desk, conducts trades on behalf of the Funds and effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services to the Adviser and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Company directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

As of the fiscal period ended August 31,2025, the F/m Ultrashort Treasury Inflation-Protected (TIPS) ETF paid $0 in brokerage commissions.

40

SECURITIES LENDING

Securities Finance Trust Company (otherwise known as and referred to herein as “eSecLending”) serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a Securities Lending Agency Agreement entered into between the Funds and eSecLending.

As securities lending agent, eSecLending is responsible for marketing to approved borrowers available securities from the Funds’ portfolio. eSecLending is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines.

eSecLending receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds (“portfolio proxies”) to the Adviser, subject to the Board’s continuing oversight.

Policies of the Adviser

The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Adviser. The Adviser’s proxy voting policies and procedures are set forth in Appendix B.

Each Fund may invest its assets in debt securities, which generally do not issue proxies. However, a Fund may also invest in other types of securities that may issue proxies.

More Information

The Company is required to disclose annually the Funds’ complete proxy voting record on Form N-PX. The Funds’ proxy voting record for the most recent 12-month period ended June 30th will be available upon request by calling 1-800-617-0004. The Funds’ Form N-PX will also be available on the SEC’s website at www.sec.gov.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with a Fund, its service providers or their respective affiliates, as incentives to help market and promote a Fund and/or in recognition of its distribution, marketing, administrative services, and/or processing support.

41

These additional payments may be made to financial intermediaries that sell Fund Shares or provide services to a Fund, the Distributor or shareholders of a Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about a Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund Shares; providing marketing and educational support; maintaining Share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund Shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in each Fund has an equal proportionate interest in the assets belonging to that Fund with each other share that represents an interest in that Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

42

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

GENERAL INFORMATION

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm of the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

43

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) of the Funds’ assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Custodian and the Administrator are affiliates.

During the following fiscal period, the Fund paid the following administration and accounting fees to Fund Services:

Fund	Fiscal Period Ended August 31, 2025(1)
F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF	$2,312

(1)	The Fund commenced operations on February 24, 2025.

The F/m Yield Curve Steepening Strategy ETF, F/m Yield Curve Flattening Strategy ETF, F/m Rising Interest Rates Strategy ETF, and F/m Falling Interest Rates Strategy ETF had not commenced operations prior to the date of this SAI.

Legal Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

44

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF's annual report to Shareholders on Form N-CSR for the fiscal year ended August 31, 2025 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the annual report are incorporated by reference herein. The financial statements included in the annual report have been audited by the Funds’ independent registered public accounting firm Cohen & Company, Ltd., whose report thereon also appears in the annual report and is incorporated by reference into this SAI. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the annual report may be obtained at no charge by telephoning the Transfer Agent at the telephone number appearing on the front page of this SAI.

The F/m Yield Curve Steepening Strategy ETF, F/m Yield Curve Flattening Strategy ETF, F/m Rising Interest Rates Strategy ETF, and F/m Falling Interest Rates Strategy ETF had not commenced operations prior to the date of this SAI. Shareholders of these Funds will be informed of their Fund’s progress through periodic reports when those reports become available.

45

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

A-1

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

A-2

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

A-3

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

A-4

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

A-5

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

A-6

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

A-7

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

● Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

● Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

A-8

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

A-9

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

A-10

APPENDIX B

F/m Investments LLC (“FMI” or the “Adviser”) may vote proxies for certain advisory clients if that responsibility is specifically accepted by FMI in the advisory agreement between FMI and the client. Regardless, a client always has the right to vote their own proxies. A client can exercise this right by instructing FMI in writing to not vote proxies in the client’s account. In addition, where FMI has proxy voting authority but a client desires to direct FMI on how to vote a particular proxy, clients should contact FMI at the address below.

If the client agreement is entered into by a trustee or other fiduciary on behalf of an employee retirement income plan subject to the Employee Retirement Income Security Act (“ERISA”), including a person meeting the definition of “fiduciary” under ERISA, the trustee or other fiduciary generally retains the right and obligation to vote proxies. In such cases, the Adviser is generally precluded from voting proxies for the plan.

The Adviser’s proxy voting procedures provide that it votes proxies in its clients’ interests, and that if it identifies a material conflict of interest between itself and the client, it will vote based upon the recommendation of an independent third party. In certain circumstances, in accordance with an investment advisory contract, or other written directive, or if the Adviser has determined that it is in the client’s best interest, it may refrain from voting proxies.

Upon written request, a client will be provided with FMI’s proxy voting policies and procedures. Clients may also request, in writing, copies of records regarding how FMI voted their securities. Written requests must be addressed to Chief Compliance Officer, 3050 K Street NW, Suite 201, Washington DC 20007.

B-1

PROSPECTUS
December 31, 2025

F/m Opportunistic Income ETF | (Nasdaq: ZHOG)

A series of The RBB Fund, Inc.
3050 K Street NW, Suite 201
Washington, DC 20007

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Section	1
Additional Information about the Fund	13
Management of the Fund	27
How to Buy and Sell Shares	28
Dividends, Distributions, and Taxes	30
Distribution	33
Additional Considerations	33
Financial Highlights	35
Appendix A	A-1

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the F/m Opportunistic Income ETF (the “Fund”) or The RBB Fund, Inc. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

Summary Section

Investment Objective

The investment objective of the F/m Opportunistic Income ETF (the “Fund”) is to provide investors with attractive income opportunities by identifying undervalued and opportunistic sectors and securities in the U.S. fixed income markets, while typically limiting duration and averaging an investment-grade credit quality.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.39%
Distribution (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	0.43%

(1)

Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) managed by F/m Investments LLC (the “Adviser”) that seeks to provide investors with attractive income opportunities while limiting duration and investing in broad array of fixed-income securities.

In pursuing the Fund’s investment strategy, the Adviser employs a top-down macroeconomic approach to optimize duration exposure and sector allocation. Following the top-down analysis, the portfolio undergoes a bottom-up security selection process focused on optimizing yield and risk-adjusted returns. The dynamic, multi-sector Fund will adjust portfolio positioning to capitalize on relative value opportunities as it seeks to deliver consistent income while mitigating downside risk in changing market environments.

Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s assets in a diversified portfolio of fixed income securities across asset classes. For purposes of this policy, “fixed income securities” may include debt securities of governments and government agencies, their agencies and instrumentalities, convertible securities, commercial paper, mortgage-backed or asset-backed securities, preferred stock, non-investment grade obligations, investment-grade corporate bonds, high-yield corporate bonds, securitized debt instruments, municipal and local debt, and cash equivalents. Mortgage-backed securities may include collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”). In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”).

1

The Adviser allocates the Fund’s assets based upon its assessment of changing market, political and economic conditions. The Adviser will consider various factors, including evaluation of interest rate changes and credit risks. The Adviser has substantial latitude to invest across broad fixed income markets. The unconstrained investment approach may from time to time lead the Fund to have sizable allocations to particular markets, sectors and industries, and to have a sizable exposure to certain economic factors, such as credit risk or interest rate risk. The Fund typically seeks to maintain an average duration of 3.5 years or less.

As of the date of this Prospectus, the Fund is expected to be significantly invested in the financial sector, industrials sector, and utilities sector, which means it will be more affected by the performance of such sectors than a fund that is not so significantly invested.

The Fund may invest up to 30% of its net assets in non-investment grade obligations (“junk bonds”). Non-investment grade obligations are generally rated at least BBB- or lower by S&P or Baa3 by Moody's at the time of purchase or, if unrated, determined by the Adviser to be comparable in quality to the rated obligations.

The Fund may invest up to 20% of its net assets in municipal securities issued by states, U.S. territories, and possessions, general obligation securities and revenue securities, including private activity bonds. Municipal securities include municipal bonds, notes, and leases. Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term fixed income securities.

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

The Fund may invest in securities of other affiliated and unaffiliated ETFs registered under the Investment Company Act of 1940, as amended, that invest primarily in Fund-eligible investments (collectively, the “Underlying Funds”) to the extent permitted by applicable law and subject to certain restrictions.

The Fund invests in debt securities with a broad range of maturities and the Fund’s investments may have fixed or variable principal payments.

The Fund may also seek to increase its income by lending portfolio securities. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 102% for domestic issuers and 105% for foreign issuers of the market value, determined daily, of the loaned securities. Cash collateral received by the Fund in connection with its lending of portfolio securities will be invested in short-term investments, including money market funds.

The Fund may seek to manage risk or obtain investment exposure through the use of derivatives, such as futures, forwards, options, swaps (including, among others, interest rate and credit default swaps) and credit derivatives. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk and duration exposure profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, durations or credit risks. The Adviser considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

The Fund may sell an investment or reduce its position if:

● Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio;
● The investment subsequently fails to meet the investment criteria;
● Changing credit profile and/or conditions result in an unacceptable risk condition;
● A more attractive investment is found; or
● The Adviser believes that the investment has reached its appreciated potential.

2

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

The Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

As with any investment, you could lose all or part of your investment in the Fund and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The value of the Fund’s investments may decrease, which will cause the value of the Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

●

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the Underlying Funds pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●	Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.

●

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

●

Cash or Cash Equivalents Risk: When the Fund holds a significant amount of cash or cash equivalents, such as highly-rated short-term fixed income securities, and does not have significant exposures through investments in derivatives, it may not meet its investment objective and the Fund’s performance may significantly lag that of market indices which, by definition, are composed of groups of securities without a cash component. In addition, increases in inflation may lead to a decline in the value of cash or cash equivalent securities.

●

Collateralized Mortgage Obligation (“CMO”) Risk. CMOs are comprised of various tranches, the expected cash flows of which have varying degrees of predictability as compared with the underlying mortgage loans or mortgage pass-through entities. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss. Like other mortgage backed-securities, some CMOs are subject to credit risk. The Fund invests in both agency and non-agency CMOs. Many agency CMOs do not have credit risk as they are government guaranteed.

●

Commercial Mortgage-Backed Securities (“CMBS”) Risk. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, industries, project types, or asset class.

3

●

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed. Because the Fund may enter into derivative agreements with a limited number of counterparties, this increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, and as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund, or the Fund may decide to change its leveraged investment objective. Counterparty risk may be heightened when there is significant volatility in the overall market or in the U.S. Treasury 3-Month Bill.

●

Convertible Securities Risk. The market price of a convertible security generally tends to behave like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

●

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities, including with respect to the Underlying Funds. Generally, investment risk and price volatility increase as a security’s credit rating declines. The Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. A credit agency’s rating represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings from a credit agency present an inherent conflict of interest because the agency is paid by the entities whose securities they rate. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances, and a rating may not reflect the fine shadings of risks within a given quality grade. The financial condition of an issuer of a fixed income security held by the Fund or an Underlying Fund may cause it to default or become unable to pay interest or principal due on the security.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Underlying Funds, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fund’s investors from purchasing, redeeming or exchanging Shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, the Underlying Funds, and the Underlying Funds’ third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund, the Underlying Funds, or their respective investment advisers. Successful cyber-attacks or other cyber-failures or events affecting the Fund, the Underlying Funds or third-party service providers may adversely impact and cause financial losses to the Fund or its shareholders. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. Issuers of securities in which the Fund or the Underlying Funds invest are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Derivatives Risk. A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue.

●

Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

4

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to the above ETF risks.

●

Extension Risk. If interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s Share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. To the extent the Fund invests in Underlying Funds that invest in fixed-income securities, the Fund will be further subject to fixed-income securities risks such as credit risk, duration risk, income risk, interest rate risk and rating agencies risk, as described herein.

5

●

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests.

●

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

●

High-Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by S&P or “Baa3” by Moody’s), or are unrated, may be deemed speculative and may be more volatile than higher rated securities of similar maturity with respect to the issuer’s continuing ability to meet principal and interest payments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. Therefore, the Fund’s investments in high-yield securities expose it to a substantial degree of credit risk. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund or an Underlying Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or the Fund or an Underlying Fund otherwise needs to purchase additional bonds.

●

Inflation Risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectations of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.

●

Interest-Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund or an Underlying Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s or an Underlying Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s or an Underlying Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund or an Underlying Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s or an Underlying Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund or an Underlying Fund, which may force the Fund or Underlying Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Interest rates in the United States and many other countries have risen in recent periods and may continue to remain elevated for the foreseeable future. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, the Fund may experience higher interest rates over its investment horizon. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

6

●

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

●

Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment-grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. The Fund is subject to management risk, which is the risk that the Adviser’s analysis of economic conditions and expectations regarding interest rate changes may fail to produce the intended results. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not be appropriate for use as a complete investment program.

●

Market Price Risk. Fund Shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for Shares. As a result, the trading prices of Shares may deviate significantly from the NAV during periods of market volatility. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units (defined below), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund Shares, Shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade Shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Fund’s Shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming Shares directly with the Fund.

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying

7

NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

●

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities (both commercial and residential), which represent “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These securities, in most cases, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. These securities may be subject to liquidity risk as well as the risk of illiquidity and default on the underlying asset or mortgage, particularly during periods of economic downturn. The liquidity of mortgage-related and asset-backed securities may change over time. In a period of rising interest rates, these securities may exhibit additional volatility.

●	Municipal Securities Risk. Adverse economic or political factors in the municipal bond market, including changes in the tax law, could impact the Fund in a negative manner.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Options Risk. When the Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. The Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

●

Preferred Stock Risk. A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

●

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The Adviser cannot predict whether Shares will trade below, at, or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their NAV and the bid/ask spread on the Fund’s Shares may widen.

●

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s Shares price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

8

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund or an Underlying Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Restricted Securities/Rule 144A Securities Risk. The Fund may invest in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding Shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

●

Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

●

Sector Risk. To the extent the Fund, or an Underlying Fund in which the Fund invests, invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Financial Sector Risk. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financial sector and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.

●

Industrial Sector Risk. Companies in the industrial sector may be adversely affected by changes in the supply and demand for products and services, product obsolescence or discontinuance, claims for environmental damage or product liability and changes in general economic conditions, among other factors. Government regulation, word events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of these companies.

●

Utilities Sector Risk. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes usually occur only following a delay after changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. Certain utility companies have experienced full or partial de-regulation in recent years. These companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention of other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability.

9

●

Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker dealers). Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Swap Risk. A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

●

Tax Risk. The Fund intends to qualify annually to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. The Internal Revenue Service (“IRS”) has issued a ruling that income realized from certain types of commodity-linked derivatives would not be Qualifying Income. If the Fund’s income is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the Code.

●

TBA Risk. In the TBA market, the seller agrees to deliver the mortgage-backed securities for an agreed-upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. The Fund relies on the seller to complete the transaction, and the seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. In addition, the Fund bears the risk of loss in the event of the default or bankruptcy of the seller. The purchaser of TBA securities generally is subject to increased market risk relative to direct purchasers of mortgage-backed securities because the delivered securities may be less favorable than anticipated by the purchaser. Recently effective Financial Industry Regulatory Authority (“FINRA”) rules have implemented mandatory margin requirements for the TBA market that would require the Fund to post collateral in connection with its TBA transactions. There is no similar regulatory requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity. Investments in TBAs may create leverage.

●

Underlying Funds Risk. Other investment companies (i.e., ETFs and money market funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund

●

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

10

●

Variable Rate Securities Risk. Variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Variable rate securities may be subject to greater liquidity risk than other debt securities, and there may be limitations on the Fund’s ability to sell the securities at any given time.

Performance Information

The bar chart and performance table illustrate the risks and volatility of an investment in the Fund. The bar chart shows the performance of the Fund for one year. The table illustrates how the Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and another benchmark with similar portfolio characteristics to the Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available on the Fund’s website at www.fminvest.com.

Best Quarter: 5.30% in the quarter ended September 30, 2024
Worst Quarter: -1.30% in the quarter ended December 31, 2024

The Fund’s year-to-date total return for the three months ended September 30, 2025 was 4.79%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2024)

F/m Opportunistic Income ETF	1 Year	Since Inception September 5, 2023
Return Before Taxes	5.30%	8.27%
Return After Taxes on Distributions	2.97%	5.87%
Return After Taxes on Distributions and Sale of Fund Shares	3.11%	5.28%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	4.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

11

Management

Investment Adviser

F/m Investments LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund
Peter Baden	Managing Director, Director of Fixed Income Strategy	Since inception in September 2023
Kevin Conrath	Vice President, Portfolio Manager	May 2025
John Han, CFA®, CPA® (inactive)	Vice President, Head of Leveraged Credit, Portfolio Manager	May 2025
Barry Julien, CFA®	Managing Director, Chief Investment Officer, Fixed Income	May 2025

Purchase and Sale of Shares

Shares are listed on a national securities exchange, the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be provided at www.fminvest.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

12

Additional Information about the Fund

Investment Objective

The investment objective of the Fund is to provide investors with attractive income opportunities by identifying undervalued and opportunistic sectors and securities in the U.S. fixed income markets, while typically limiting duration and averaging an investment-grade credit quality. The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Additional Principal Risk Information

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is subject to one or more of the principal risks discussed below.

●

Affiliated Fund Risk. The Fund may invest in affiliated and unaffiliated Underlying Funds. When the Adviser invests Fund assets in an Underlying Fund that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in Underlying Funds sponsored or managed by others. This conflict of interest may be amplified when an Underlying Fund has low assets.

●

Asset Class Risk. The securities and other assets in the Fund’s Portfolio may underperform in comparison to other funds, assets, other countries or geographic units, industries, markets, market segments, or asset classes. Various types of securities, other assets may experience cycles of outperformance and underperformance in comparison to financial markets generally. This divergence may be due to a number of factors, including, but not limited to, inflation, interest rates, productivity, global demand for local products or resources, and regulation and government controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

●

Call Risk. Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

●

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objectives.

●

Collateralized Mortgage Obligation (“CMO”) Risk. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO, including classes that vary inversely with interest rates and may be more volatile and sensitive to prepayment rates.

The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment relative to other tranches. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

13

●

Commercial Mortgage-Backed Securities (“CMBS”) Risk. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk, among other risks. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions that substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

The values of, and income generated by, CMBS may be adversely affected by changing interest rates, tightening lending standards, and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing or similar developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS.

●

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, or asset class.

●

Convertible Securities Risk. The market price of a convertible security generally tends to behave like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

●

Credit Risk. In connection with the Fund’s or an Underlying Fund’s investments in fixed income securities, the value of your investment in the Fund may change in response to the credit ratings of the Fund’s or an Underlying Fund’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund may cause it to default or become unable to pay interest or principal due on the security. The Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. The Fund or Underlying Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults. Investments in fixed income securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

14

●

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund and the Underlying Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information (including private shareholder information), corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser, an Underlying Fund’s adviser and the Fund’s or Underlying Fund’s other service providers (including, but not limited to, the Fund’s or Underlying Fund’s accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund or an Underlying Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s or an Underlying Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber- attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and the Underlying Funds and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

●

Derivatives Risk. The Fund may gain exposure to different asset classes by investing in derivative instruments. Derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. In addition, the prices of the derivative instruments and the prices of underlying interest rates they are designed to reflect may not move together as expected. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the relevant underlying rate to which it relates. Derivatives are usually traded on margin, which may subject the Fund to margin calls. Margin calls may force the Fund to liquidate assets.

The performance of derivatives depends largely on the performance of the underlying currency, security, index or other reference asset, and derivatives often have risks similar to the underlying asset, in addition to other risks. The successful use of derivatives will usually depend on the Adviser’s ability to accurately forecast movements in the market relating to the underlying asset. If the Adviser is not successful in using derivatives, the Fund’s performance may be worse than if the Adviser did not use such derivatives at all.

The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset it was attempting to hedge or the investment opportunity the Fund was attempting to pursue, thereby failing to achieve, to an extent, the original purpose for using the derivatives. An imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of loss. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Derivatives involve costs and may create leverage insofar as the Fund may receive returns (or suffer losses) in an amount that significantly exceeds the amount that the Fund committed as initial margin. The use of derivatives can result in losses or gains to the Fund that exceed the amount the Fund would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Rule 18f-4 under the 1940 Act imposes limits on the amount of derivatives a fund can enter into and treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

●

Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur

15

additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

●

Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more volatile and thus more likely to decline in price, and to a greater extent, than shorter-duration debt securities, in a rising interest-rate environment. As interest rates rise, the value of a bond will fall in direct proportion to its duration and conversely, as interest rates fall, the value of a bond will increase in direct proportion to its duration. Therefore, the longer a bond’s duration (measured in years), the more sensitive its price will be to interest rate changes. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, the Fund is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis. The Fund’s use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

●

Secondary Market Trading Risk. Although the Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in the Fund’s Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be significantly less liquid than the Shares. In addition, during periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day

16

(discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to the above ETF risks.

●

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the Fund or an Underlying Fund that invests in fixed-income securities may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the Fund or an Underlying Fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in the Fund’s or an Underlying Fund’s redemption requests, including requests from shareholders who may own a significant percentage of Shares or the shares of an Underlying Fund, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund or an Underlying Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s Share price and increase the Fund’s liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

●

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that the principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests.

●

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

●

High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by S&P or “Baa3” by Moody’s), or are unrated, may be deemed speculative and may be more volatile than higher rated securities of similar maturity with respect to the issuer’s continuing ability to meet principal and interest payments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. Therefore, the Fund’s investments in high-yield securities expose it to a substantial degree of credit risk. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and

17

value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

●

Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their Shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

●

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund or an Underlying Fund may subsequently invest in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or the Fund or Underlying Fund otherwise needs to purchase additional bonds.

●

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s or an Underlying Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s or an Underlying Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s or an Underlying Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund or an Underlying Fund, which may force the Fund or Underlying Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform different from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

●

Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

●

Leverage Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset coverage requirements

18

●

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●

Management Risk. The Adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques employed by the Adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

●

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Fund’s NAV and market price are based upon the market’s perception of value and are not necessarily an objective measure of an investment’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, thereit U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

●

Market Pricing Risk. Fund Shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for Shares. As a result, the trading prices of Shares may deviate significantly from the NAV during periods of market volatility. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in Creation Units (defined below), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund Shares, Shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade Shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Fund’s Shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting

19

premium or discount to the Shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming Shares directly with the Fund.

●

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

●

Mortgage– and Asset–Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These securities are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the Fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the Fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended, reducing the cash flow for potential reinvestment in higher yielding securities.

●

Municipal Securities Risk. Adverse economic or political factors in the municipal bond market, including changes in the tax law, could impact the Fund in a negative manner. Changes in economic, business or political conditions relating to a particular state, or states, or type of projects may have a disproportionate impact on the Fund. Municipalities continue to experience difficulties in the current economic and political environment. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints. Municipal obligations that the Fund or an Underlying Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, then the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. The repayment of principal and interest on some of the municipal securities in which the Fund or an Underlying Fund may invest may be guaranteed or insured by a monoline insurance company (a bond insurer) or other financial institution. If a company insuring municipal securities in which the Fund or Underlying Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate. The credit and quality of private activity bonds are usually related to the credit of the corporate user of the facilities and therefore such bonds are subject to the risks of the corporate user. The Fund or an Underlying Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

●

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Preferred Stock Risk. Preferred stocks are equity securities that pay dividends at a specific rate or that have a preference over common stocks in dividend payments or the liquidation of assets. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are also subordinated to bonds and other debt instruments in a company’s

20

capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government obligations, corporate debt or common stock.

●

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The Adviser cannot predict whether Shares will trade below, at, or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. During stressed market conditions, the market for Fund Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying holdings, which could in turn lead to differences between the market price of the Fund’s Shares and the net asset value and the bid/ask spread on the Fund’s Shares may widen.

●

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s Share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

●

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund Shares or receive less than the market value when selling Fund Shares.

●

Privately-Issued Securities Risk. Privately-issued securities are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result. Additionally, privately held companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns. Such companies may experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit. At the time of a fund’s investment, there is generally little publicly available information about these companies since they are primarily privately owned and there can be no assurance that the information that a fund does obtain with respect to any such investment is reliable.

●

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund or an Underlying Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

21

●

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s or an Underlying Fund’s portfolios will decline if and when the Fund or Underlying Fund reinvests the proceeds from the disposition of portfolio securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

●

Restricted Securities/Rule 144A Securities Risk. The Fund may invest in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

●

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). The Fund may enter these transactions when the Adviser expects the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.

Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding Shares. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding Shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. The Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When the Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.

●

Risk of Investing in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect U.S. issuers, as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

●

Sector Risk. To the extent the Fund, or an Underlying Fund in which the Fund invests, invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund or an Underlying Fund may concentrate its portfolio investments in the following sectors, among others:

22

●

Communication Services Sector Risk. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

●

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is closely tied to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

●

Consumer Staples Sector Risk. Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of utilizing various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns, and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.

●

Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased government or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect companies that service or supply those entities, either because demand for those products and services is curtailed or those products and services come under price pressure.

●

Financial Sector Risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees that they can charge, the scope of their activities, the prices they can charge and the amount of capital that they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may adversely impact a broad range of markets, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to major price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

●

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Heath care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

23

●

Industrial Sector Risk. Companies in the industrial sector may be adversely affected by changes in the supply and demand for products and services, product obsolescence or discontinuance, claims for environmental damage or product liability and changes in general economic conditions, among other factors. Government regulation, word events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely (to a significant extent) on U.S. and foreign government demand for their products and services. Therefore, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control the U.S. and other government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

●

Information Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major affect on the value of any Fund that is invested in this sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

●

Materials Sector Risk. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

●

Real Estate Sector Risk. There are special risks associated with investments in securities of companies engaged in real property markets, including, without limitation, REITs and real estate operating companies. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. Further, an investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. An investment in a real property company is subject to additional risks, such as poor performance by the manager, adverse changes in tax law, difficulties in valuing and disposing of real estate, and the effect of general declines in stock prices. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a real property company may contain provisions that make changes in control of the company difficult or time-consuming. As a shareholder in a real property company, the Fund's shareholders, would bear their proportionate shares of the real property company’s expenses and would at the same time continue to pay their own fees and expenses.

24

●

Utilities Sector Risk. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes usually occur only following a delay after changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. Certain utility companies have experienced full or partial de-regulation in recent years. These companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention of other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Among the risks that may affect utility companies are the following: risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

●

Securities Lending Risk. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund’s total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending the Fund’s portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral or from recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

●

TBA Risk. In the TBA market, the seller agrees to deliver the mortgage-backed securities for an agreed-upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. The Fund relies on the seller to complete the transaction, and the seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. In addition, the Fund bears the risk of loss in the event of the default or bankruptcy of the seller. The purchaser of TBA securities generally is subject to increased market risk relative to direct purchasers of mortgage-backed securities because the delivered securities may be less favorable than anticipated by the purchaser. Recently effective FINRA rules have implemented mandatory margin requirements for the TBA market that would require the Fund to post collateral in connection with its TBA transactions. There is no similar regulatory requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity. Investments in TBAs may create leverage.

●

Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares. When the Fund invests in an Underlying Fund, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Underlying Fund’s purchase and sale of the underlying securities, ETFs incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, in addition to Fund expenses. The 1940 Act and the related rules and regulations adopted thereunder impose conditions on investment companies that invest in other investment companies. Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts subject to certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

25

●

U.S. Treasury Obligations Risk. While U.S. treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to risk. U.S. Government obligations are subject to low but varying degrees of credit risk and are still subject to interest rate and market risk. From time to time, uncertainty regarding congressional action to increase the statutory debt ceiling could: i) increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; ii) cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; iii) result in higher interest rates; iv) reduce prices of U.S. Treasury securities; and/or v) increase the costs of certain kinds of debt. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality of, the U.S. Government. In the past, U.S. sovereign credit has experienced downgrades, and there can be no guarantee that it will not be downgraded in the future. Further, if a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund will be adversely impacted.

●

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

●

Variable Rate Securities Risk. Variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Variable rate securities may be subject to greater liquidity risk than other debt securities, and there may be limitations on the Fund’s ability to sell the securities at any given time. Securities with variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates.

Additional Information About Non-Principal Risks of the Fund. This section provides additional information regarding certain non-principal risks of investing in the Fund. The risks listed below could have a negative impact on the Fund’s performance and trading prices.

●

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy the Shares (the “bid” price) and the price at which an investor is willing to sell the Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for the Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling the Shares, including bid/ask spreads, frequent trading of the Shares may significantly reduce investment results and an investment in the Shares may not be advisable for investors who anticipate regularly making small investments.

●

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s Adviser or an affiliate of the Fund’s Adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund Shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund Shares (to secure financing or otherwise), which may result in the Shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund Shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the Shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund Shares. In addition, large purchases of Fund Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

26

●

Legal and Regulatory Change Risk. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and the Fund’s ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Fund could be substantial and adverse.

●

RIC Compliance Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, the Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

Disclosure of Portfolio Holdings

The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through the Fund’s website located at www.fminvest.com and may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Management of the Fund

The Board of the Company, of which the Fund is a series, is responsible for supervising the operations and affairs of the Fund. The Adviser is responsible for the daily management and administration of the Fund’s operations.

Investment Adviser

The investment adviser for the Fund is F/m Investments LLC (the “Adviser”). The Adviser is located at 3050 K Street NW, Suite 201, Washington, DC 20007. The Adviser is a majority owned subsidiary of F/m Managers Group, LP, which is a wholly owned subsidiary of 1251 Capital, Inc., a financial services holding company. Three officers of the Company own an indirect, minority interest in the Adviser.

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of investment advisory agreement between the Company and the Adviser (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.39% of the Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

For the fiscal year ended August 31, 2025, the Fund paid the Adviser 0.39% of the Fund’s average daily net assets for its services.

A discussion regarding the Board’s approval of the Fund’s Advisory Agreement and the factors the Board considered with respect to its approval is available in the Fund’s annual report to shareholders dated August 31, 2025.

The Adviser’s Investment Management Team

Peter Baden, Kevin Conrath, John Han, and Barry Julien serve as the Fund’s portfolio managers and are jointly responsible for the portfolio management decisions for the Fund.

27

Peter Baden

Peter Baden is the Managing Director and Director of Fixed Income Strategy for the Adviser. Mr. Baden has over 25 years of investment management experience, encompassing portfolio management, mergers and acquisitions, financial institutions, and credit analysis. Prior to joining the Adviser and its predecessor firm, Mr. Baden worked on the mergers and acquisitions team at Star Banc (now US Bancorp) acquiring and integrating multiple banks and savings and loan associations. In the trust department, he managed the REIT allocation for a mutual fund and analyzed U.S. and international bank, insurance, and financial companies, as well as municipalities. Previously, at Pacholder Associates, Mr. Baden managed money market assets in multiple portfolios, and designed and developed proprietary portfolio systems and models for distressed companies, collateralized bond obligations, and legal settlement pools. Mr. Baden has extensive experience with resolution and liquidation for distressed portfolios including the Resolution Trust Corporation.

Kevin Conrath

Mr. Conrath is a Vice President and Portfolio Manager within the Adviser’s Fixed Income team. He focuses on multi-sector credit, including both structured credit and corporate credit investments. Mr. Conrath started his career at Ziegler Capital Management, where he held roles as a Quantitative Analyst supporting the firm’s Equity and Fixed Income efforts and later as a Fixed Income Portfolio Manager. He has investment experience since 2012, graduated with a bachelor’s degree from St. Norbert College, holds a Financial Risk Manager designation and is a member of the Global Association of Risk Professionals.

John Han, CFA®, CPA® (inactive)

Mr. Han is the Head of Leveraged Credit and Portfolio Manager of the Adviser. He is responsible for credit research and portfolio management of high yield strategies. He joined Oakhurst Capital Management, LLC (“Oakhurst”), an affiliated entity of the Adviser, in November 2020 when his prior firm, First Western Capital Management (“First Western”), was acquired. Prior thereto, Mr. Han was an investment professional and advisor at East West Bank, MidCap Financial, CIM Group and Houlihan Lokey. Mr. Han began his career in the structured finance advisory practice of KPMG He received his bachelor’s from University of California, Los Angeles, graduating summa cum laude, and his master’s in accounting from the Kelley School of Business at Indiana University.

Barry Julien, CFA®

Mr. Julien leads the Fixed Income team at the Adviser as its Chief Investment Officer of Fixed Income. In addition to overseeing and guiding the team’s investment grade and high yield strategies, he works with the firm’s institutional and high net worth clients to determine appropriate investment objectives and risk tolerance. Mr. Julien is also Chief Investment Officer of Oakhurst Capital Management, LLC (“Oakhurst”) where he leads the firm’s fixed income strategies through separately managed accounts, mutual funds, and other pooled investment vehicles. Prior to working at the Adviser and Oakhurst, Mr. Julien served as President and Chief Investment Officer of First Western Capital Management. Previously, Mr. Julien was President and Chief Investment Officer at McKee Investment Management, and subsequently a Principal at Stonebridge Capital Management where he managed the company’s fixed income portfolio.

The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by each of them, and their ownership of Shares.

How to Buy and Sell Shares

The Fund issues and redeems its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

28

When buying or selling the Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning the Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for the Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of the Shares, you are not entitled to receive physical delivery of stock certificates or to have the Shares registered in your name, and you are not considered a registered owner of the Shares. Therefore, to exercise any right as an owner of the Fund’s Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of the Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of the Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for the Shares as calculated by an information provider or market data vendor. The Fund is neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of the Fund’s portfolios because the basket of Deposit Securities does not necessarily reflect the precise composition of the current portfolio of the Fund at a particular point in time. The IIV should not be viewed as a “real-time” update of the Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of the Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by any of the Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem the Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase portfolio transaction costs and may lead to the realization of capital gains or loses. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund reserves the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates by the Adviser, as the Fund’s valuation designee, under guidelines established by the Board.

29

Fair Value Pricing

If market quotations are unavailable or deemed unreliable by the Fund’s administrator, in consultation with the Adviser, securities will be fair valued by the Adviser as the Fund’s valuation designee in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Dividends, Distributions, and Taxes

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. The Fund expects to declare and pay distributions, if any, monthly, however it may declare and pay distributions more or less frequently. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own the Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

For taxable investors, distributions of the Fund’s taxable income or gain are taxable whether reinvested in Shares or received in cash.

Taxes

The Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are “United States persons” (within the meaning of the Code) holding Shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in the Fund’s Shares.

Unless your investment in the Fund’s Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions; (ii) you sell your Shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income generally are expected to be taxable as ordinary income or qualified dividend income (as discussed below). Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares of the Fund. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares of the Fund.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both the Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition,

30

dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, provided holding period and other requirements are met by both the Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, if any.

If the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

The Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of Shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares of the Fund). Income from U.S. Treasury securities are generally exempt from state and local taxes. Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from the Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your Shares.

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold

For federal income tax purposes, any gain or loss realized upon a sale of Shares of the Fund generally is treated as a capital gain or loss and as a long-term capital gain or loss if those Shares have been held for more than 12 months and as a short-term capital gain or loss if those Shares have been held for 12 months or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid or undistributed capital gains deemed paid with respect to such Shares of the Fund. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired (or the shareholder enters into a contract or option to acquire Shares of the Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Shares. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of Shares of the Fund held in an IRA (or other tax- qualified plan) will not be currently taxable unless it borrowed to acquire the Shares.

31

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

Properly reported distributions by the Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

If the Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by the Fund on deemed capital gain distributions.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of Shares of the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on Capital Gain Dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

Backup Withholding

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares of the Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

32

The Company on behalf of the Fund has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of the Fund are acquired (or the AP enters into a contract or option to acquire Shares of the Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind, which would generally not give rise to a taxable gain or loss for the Fund. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on the Fund’s distributions and sales of Shares of the Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of the Fund under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

Distribution

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Additional Considerations

Payments to Financial Intermediaries

The Adviser and its affiliates, out of their own resources and without additional cost to the Fund or its shareholders, may pay intermediaries, including affiliates of the Adviser, for the sale of Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Shares available to their customers generally and in investment programs. The Adviser and its affiliates may also reimburse expenses or make payments from their own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Fund.

33

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

Premium/Discount Information

Information regarding how often the Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available, free of charge, on the Fund’s website at www.fminvest.com.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Fund’s Adviser, who provides services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase Shares. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

34

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the period of September 5, 2023 (inception) through August 31, 2024, and for the fiscal year ended August 31, 2025. Certain information reflects financial results for a single Share. Total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. The financial highlights tables on the following pages reflect selected per share data and ratios for a share outstanding of the Fund throughout the applicable period.

35

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return (loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

F/m Opportunistic Income ETF	YEAR ENDED AUGUST 31, 2025	PERIOD ENDED AUGUST 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$52.75	$50.00
INVESTMENT OPERATIONS:
Net investment income(b)(c)	2.83	2.85
Net realized and unrealized gain(loss) on investments(d)	(0.75)	2.45
Total from investment operations	2.08	5.30
LESS DISTRIBUTIONS FROM:
Net investment income	(2.86)	(2.55)
Total distributions	(2.86)	(2.55)
ETF transaction fees per share	0.00 (e)	—
Net asset value, end of period	$51.96	$52.75
TOTAL RETURN(f)(g)	4.09%	10.93%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$37,414	$35,343
Ratio of expenses to average net assets(h)	0.39%	0.39%
Ratio of net investment income (loss) to average net assets(h)(i)	5.46%	5.68%
Portfolio turnover rate(f)(j)	136%	92%

(a)	Inception date of the Fund was September 5, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

(d)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(e)	Amount represents less than $0.005 per share.
(f)	Not annualized for periods less than one year.
(g)

Total investment return(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(h)	Annualized for periods less than one year.
(i)

These ratios exclude the impact of expenses of the underlying exchange traded funds in which the Fund invests. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.

(j)	Portfolio turnover rate excludes in-kind transactions.

36

INVESTMENT ADVISER

F/m Investments LLC
3050 K Street NW, Suite 201
Washington, DC 20007

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

37

FOR MORE INFORMATION

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the Fund’s investments is included in the Fund’s annual and semiannual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recently completed fiscal period. The Fund’s annual and semi-annual reports to shareholders are available at the Fund’s website (www.fminvest.com) or by calling 1-800-617-0004.

Statement of Additional Information

The SAI dated December 31, 2025, provides more details about the Fund and its policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semiannual and annual reports (when available). To obtain a free copy of the SAI, semiannual or annual reports or if you have questions about the Fund:

By Internet

Go to www.fminvest.com.

By Telephone

Call 1-800-617-0004 or your securities dealer.

From the SEC

Information about the Fund (including the SAI) and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-05518

38

Appendix A

Prior Performance of Similarly Advised Accounts of the F/m Opportunistic Income ETF

The Adviser has experience in managing other accounts with substantially similar investment objectives, policies and strategies as the Fund. The tables on the following pages are provided to illustrate the past performance of the Adviser in managing all such other accounts and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. The performance information has been adjusted to show the performance of the other accounts net of the Fund’s annual operating expenses. The other accounts’ fees and expenses are lower than those of the Fund. The Fund’s results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Returns (since December 31, 2012)1,2,3,4

COMPOSITE — PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year Ended December 31
2025	0.53%	2.20%	0.04%	0.34%	-0.72%	1.54%	-0.26%	1.20%	1.10%
2024	-0.28%	-1.41%	0.92%	-2.53%	1.70%	0.95%	2.34%	1.44%	1.34%	-2.48%	1.06%	-1.64%	[●]
2023	2.52%	-1.28%	0.73%	0.75%	-0.63%	0.40%	0.07%	0.64%	2.54%	1.58%	4.53%	3.83%	[●]
2022	-2.14%	-1.54%	-1.56%	-3.11%	0.00%	-2.35%	2.57%	-1.30%	-3.18%	-0.98%	2.83%	0.22%	-10.27%
2021	0.67%	0.05%	-0.28%	1.11%	0.75%	1.26%	0.81%	0.05%	0.22%	0.25%	-0.59%	0.62%	4.98%
2020	1.69%	0.05%	-10.76%	3.55%	2.30%	1.88%	2.02%	1.70%	-0.15%	0.06%	2.20%	1.23%	5.05%
2019	1.75%	0.81%	1.60%	1.08%	0.65%	1.55%	1.16%	1.37%	-0.16%	0.88%	0.37%	0.39%	12.02%
2018	-0.13%	-0.23%	0.29%	-0.27%	0.86%	-0.07%	0.79%	0.42%	-0.22%	-1.12%	-0.95%	0.07%	-0.61%
2017	1.23%	0.94%	0.36%	0.65%	0.68%	0.25%	1.01%	0.27%	0.52%	0.78%	0.21%	0.68%	7.81%
2016	-0.46%	0.46%	1.74%	2.03%	1.12%	0.89%	1.23%	0.76%	-0.62%	-0.39%	-1.97%	1.15%	6.00%
2015	0.64%	0.64%	0.34%	0.09%	0.03%	0.07%	0.01%	-0.77%	-0.95%	1.37%	-0.23%	-1.24%	-0.06%
2014	2.30%	-1.58%	0.99%	1.59%	1.77%	0.66%	0.84%	2.65%	-0.30%	0.42%	0.02%	-0.13%	9.51%
2013	1.00%	0.77%	0.54%	1.10%	-0.14%	-2.32%	0.08%	-0.76%	1.76%	1.65%	0.36%	-0.17%	3.84%

A-1

COMPOSITE — GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year Ended December 31
2023	2.55%	-1.24%	0.76%	0.78%	-0.60%	0.43%
2022	-2.11%	-1.51%	-1.53%	-3.08%	0.03%	-2.32%	2.60%	-1.27%	-3.15%	-0.95%	2.86%	0.25%	-9.91%
2021	0.70%	0.08%	-0.25%	1.14%	0.78%	1.29%	0.84%	0.08%	0.25%	0.28%	-0.56%	0.65%	5.39%
2020	1.72%	0.08%	-10.73%	3.58%	2.33%	1.91%	2.05%	1.73%	-0.12%	0.09%	2.23%	1.26%	5.46%
2019	1.78%	0.84%	1.63%	1.11%	0.68%	1.58%	1.19%	1.40%	-0.13%	0.91%	0.40%	0.42%	12.45%
2018	-0.10%	-0.20%	0.32%	-0.24%	0.89%	-0.04%	0.82%	0.45%	-0.19%	-1.09%	-0.92%	0.10%	-0.22%
2017	1.26%	0.97%	0.39%	0.68%	0.71%	0.28%	1.04%	0.30%	0.55%	0.81%	0.24%	0.71%	8.23%
2016	-0.43%	0.49%	1.77%	2.06%	1.15%	0.92%	1.26%	0.79%	-0.59%	-0.36%	-1.94%	1.18%	6.41%
2015	0.67%	0.67%	0.37%	0.12%	0.06%	0.10%	0.04%	-0.74%	-0.92%	1.40%	-0.20%	-1.21%	0.33%
2014	2.33%	-1.55%	1.02%	1.62%	1.80%	0.69%	0.87%	2.68%	-0.27%	0.45%	0.05%	-0.10%	9.94%
2013	1.03%	0.80%	0.57%	1.13%	-0.11%	-2.29%	0.11%	-0.73%	1.79%	1.68%	0.39%	-0.14%	4.24%

BLOOMBERG US AGGREGATE INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year Ended December 31
2023	3.08%	-2.59%	2.54%	0.61%	-1.09%	-0.36%
2022	-2.15%	-1.12%	-2.78%	-3.79%	0.64%	-1.57%	2.44%	-2.83%	-4.32%	-1.30%	3.68%	-0.45%	-13.01%
2021	-0.72%	-1.44%	-1.25%	0.79%	0.33%	0.70%	1.12%	-0.19%	-0.87%	-0.03%	0.30%	-0.26%	-1.54%
2020	1.92%	1.80%	-0.59%	1.78%	0.47%	0.63%	1.49%	-0.81%	-0.05%	-0.45%	0.98%	0.14%	7.51%
2019	1.06%	-0.06%	1.92%	0.03%	1.78%	1.26%	0.22%	2.59%	-0.53%	0.30%	-0.05%	-0.07%	8.72%
2018	-1.15%	-0.95%	0.64%	-0.74%	0.71%	-0.12%	0.02%	0.64%	-0.64%	-0.79%	0.60%	1.84%	0.02%
2017	0.20%	0.67%	-0.05%	0.77%	0.77%	-0.10%	0.43%	0.90%	-0.48%	0.06%	-0.13%	0.46%	3.54%
2016	1.38%	0.71%	0.92%	0.38%	0.03%	1.80%	0.63%	-0.11%	-0.06%	-0.76%	-2.37%	0.14%	2.65%
2015	2.10%	-0.94%	0.46%	-0.36%	-0.24%	-1.09%	0.70%	-0.14%	0.68%	0.02%	-0.26%	-0.32%	0.55%
2014	1.48%	0.53%	-0.17%	0.84%	1.14%	0.05%	-0.25%	1.10%	-0.68%	0.98%	0.71%	0.09%	5.96%
2013	-0.70%	0.50%	0.08%	1.01%	-1.78%	-1.55%	0.14%	-0.51%	0.95%	0.81%	-0.37%	-0.57%	-2.02%

A-2

SUMMARY STATISTICS (periods ended December 31, 2022)1,2,3,4
RETURN

	1 Year	5 Years	10 Years	Since Inception Sept-09
Gross of Fees	-9.9%	2.4%	3.7%	5.3%
Net of Fees	-10.3%	2.0%	3.3%	4.9%
Bloomberg US Aggregate Index	-13.0%	0.0%	1.0%	2.8%

1.

Performance was calculated using Global Investment Performance Standards (“GIPS”). This method of calculating performance differs from the SEC’s standardized methodology, which may produce different results.

2.	Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.

3.	Performance is presented gross and net of the Fund’s annual fund operating expenses.

4.

The Bloomberg US Aggregate Index is a broad-based, market value-weighted, flagship benchmark that measures the daily price, coupon, pay-down, and total return performance of fixed rate, publicly-placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Index returns reflect the reinvestment of dividends and income, but do not reflect any applicable fees, expenses, or taxes.

A-3

F/m Opportunistic Income ETF | (Nasdaq: ZHOG)

A series of The RBB Fund, Inc.

3050 K Street NW, Suite 201, Washington, DC 20007

Statement of Additional Information

Dated December 31, 2025

The F/m Opportunistic Income ETF (the “Fund”) is a diversified series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

F/m Investments LLC serves as the investment adviser to the Fund.

Information about the Fund is set forth in the prospectus dated December 31, 2025 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Fund’s Annual and Semi-Annual Reports, please call 800-617-0004. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Company, and it should be read in conjunction with the Prospectus.

Fund History	1
Investment Policies and Practices	1
Investment Restrictions	14
Exchange Listing and Trading	15
Management of the Company	16
Code of Ethics	24
Principal Holders	24
Investment Advisory Agreement	25
Portfolio Managers	26
Underwriter	27
Purchase and Redemption of Creation Units	28
Portfolio Holdings Information	35
Determination of Net Asset Value	37
Dividends, Distributions, and Taxes	38
Portfolio Transactions and Brokerage	40
Securities Lending	41
Proxy Voting Procedures	42
Payments To Financial Intermediaries	42
Additional Information Concerning Company Shares	43
General Information	44
Financial Statements	46
Appendix A	A-1
Appendix B	B-1

FUND HISTORY

The Company is an open-end management investment company currently consisting of 98 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to fund shares (“Shares”) of the F/m Opportunistic Income ETF (the "Fund"). F/m Investments LLC (the “Adviser”) serves as the investment adviser to the Fund.

The Fund offers and issues Shares at its net asset value per share (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit”). The Fund also generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Shares of the Fund are listed on the Nasdaq Stock Market, LLC (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Fund’s NAV. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. Creation Units generally consist of 10,000 Shares, though this may change from time to time.

Shares of the Fund may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. The Fund may charge, either in lieu of or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

INVESTMENT POLICIES AND PRACTICES

The Fund’s investment objectives and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by the Fund. The following information supplements, and should be read in conjunction with, the Prospectus. To the extent an investment is discussed in this SAI but not in the Prospectus, such investment is not part of the Fund’s principal investment strategies.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund’s objective.

There can be no guarantee that the Fund will achieve its investment objectives. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

1

Cash Equivalents and Short-Term Investments

The Fund may invest in cash, cash equivalents, and a variety of short-term instruments in such proportions as warranted by prevailing market conditions and the Fund’s principal investment strategies. The Fund may temporarily invest without limit in such instruments for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. During such periods, the Fund may not be able to achieve its investment objective.

Short-term instruments include obligations of the U.S. government or its agencies or instrumentalities (see “U.S. Government Securities” below) and, without limitation, the following:

(1) Certificates of Deposit. The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(2) Bankers’ Acceptances. The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(3) Repurchase Agreements. The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to certain obligations. For the Fund, collateral may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement. The Fund’s custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

2

(4) Bank Time Deposits. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(5) Eurodollar and Yankee Instruments. The Fund may invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

(6) Money Market Funds and Short-Term Debt Funds. The Fund may invest in money market funds. The Fund will bear its proportionate share of the money market fund’s fees and expenses (see “Other Investment Companies” below). The Fund may hold securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less.

(7) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which are transactions in which the Fund sells a security and simultaneously agrees to repurchase that security from the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

Reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Derivatives

Some of the instruments in which the Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swaps and other similar instruments. For regulatory reasons, certain structured securities that may involve a future payment obligation for the Fund may also be classified as derivatives. The market value of derivative instruments and securities sometimes may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks. The use of derivatives is a highly specialized activity that involves strategies and risks that are different from those involving ordinary portfolio securities transactions, and generally depends on the Adviser’s ability to predict market movements. Moreover, even if the Adviser is correct in its forecast, there is still a risk that a derivative position may not perform as initially anticipated. Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies.

3

Some over-the-counter (“OTC”) derivative instruments may expose the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument.

Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Company (“Board”), certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which the Fund is carrying the investments. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to a greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by Rule 22e-4, to the SEC.

Inflation-Protected Securities

The Fund may invest in inflation-protected securities. Inflation-protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

4

Inflation-protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation-protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

5

Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur which may have a materially adverse effect on the Fund. It is possible that government regulation of various types of derivative instruments and/or regulation of certain market participants’ use of the same, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation by multiple regulators in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy.

Rule 18f-4 under the 1940 Act provides for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires the Fund to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Generally, these requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

In addition, the current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Lending Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

6

A loan may be terminated by the borrower on one business days’ notice, or by the Company on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Company may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

When voting or consent rights that accompany loaned securities pass to the borrower, the Company will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities.

LIBOR Transition Risk.

Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.Other Investment Companies

The Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and exchange-traded funds (“ETFs”) registered under the 1940 Act that invest primarily in Fund eligible investments (collectively, “Underlying Funds”). Under the 1940 Act, the Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of the Fund’s total assets in the aggregate. The Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

7

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While Rule 12d1-4 permits more types of fund-of-fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022.

ETFs in which the Fund may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s Shares could also be substantially and adversely affected.

If the Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the Fund, but also with the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their NAVs. Shares acquired at a premium to their NAV may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

Municipal Securities

Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

8

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

U.S. Government Securities

The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero-coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

9

Additionally, from time-to-time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets, and ultimately, the Fund.

Convertible Securities

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the portfolio managers generally consider convertible securities to be equity equivalents.

The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund or an Underlying Fund is called for redemption, the Fund or Underlying Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the Fund. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. The Fund generally invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option to convert unless the security is called or conversion is forced.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

10

Contingent convertible securities (sometimes referred to as “CoCos” or “Additional Tier 1 instruments”) generally either convert into equity or have their principal written down upon the occurrence of certain trigger events, which may be linked to the issuer’s stock price, regulatory capital thresholds, regulatory actions relating to the issuer’s continued viability, or other pre-specified events. Under certain circumstances, CoCos may be subject to an automatic write-down of the principal amount or value of the securities, sometimes to zero, thereby cancelling the securities. If such an event occurs, the Fund or Underlying Fund may not have any rights to repayment of the principal amount of the securities that has not become due. Additionally, the Fund or Underlying Fund may not be able to collect interest payments or dividends on such securities. In the event of liquidation or dissolution of the issuer, CoCos generally rank junior to the claims of holders of the issuer’s other debt obligations. CoCos also may provide for the mandatory conversion of the security into common stock of the issuer under certain circumstances. Because the common stock of an issuer may not pay a dividend, the Fund may experience reduced yields (or no yield) as a result of the conversion. Conversion of the security from debt to equity would deepen the subordination of the investor and thereby worsen the Fund’s standing in bankruptcy.

When-Issued and Delayed Delivery Transactions

The Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. In addition, the Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund’s total assets that are subject to market risk, resulting in increased sensitivity of NAV to changes in market prices. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, the Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Zero-Coupon and Step Coupon Securities

The Fund may invest in zero-coupon and step coupon securities. Zero-coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero-coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the “Code”).

11

Temporary Investments

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, the Fund would not be pursuing its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

Portfolio Turnover

Portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. A higher portfolio turnover rate would result in higher brokerage costs to the Fund and could also result in the realization of larger amounts of capital gains, including short-term capital gains. Capital gains are generally taxable when distributed to shareholders, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. The Fund’s portfolio turnover rate for the most recent fiscal period is 92%. Portfolio turnover rates could change significantly in response to market conditions.

Pandemic Risk

Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. For example, uncertainties regarding the novel Coronavirus (“COVID-19”) outbreak have resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions may lead to instability in the market place, including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or the Fund’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

12

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest (e.g., Underlying Funds), which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Underlying Funds and their respective investment advisers.

Artificial Intelligence. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Banking Impairment or Failure Risk

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

13

RIC Compliance Risk

The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, the Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Company has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.*

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

3.	Make loans, except to the extent permitted under the 1940 Act.

4.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.

5.	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

7.	With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

14

*	For the purposes of the restriction in number 1 above, industry classifications are determined for the Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard (GICS). The Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not af fundamental policy of the Fund. The Fund may invest in underlying funds or ETFs that may concentrate their assets in one or more industries. The Fund will consider the investments of the Underlying Funds and ETFs in which they invest in determining compliance with this fundamental restriction.

“Group of related industries” is defined as three or more industries based on the Adviser’s classification for the purpose of this section.

Non-Fundamental Policies

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restriction and policy, which may be changed by the Board of Directors. The Fund may not:

1.	Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously. If the percentage of the Fund’s net assets invested in illiquid investments exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid investments as soon as reasonably practicable, in a manner consistent with prudent management and the interests of the Fund.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares of the Fund under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding (a) the description of the Fund; (b) limitations on the Fund’s portfolio holdings or reference assets; (c) dissemination and availability of the intraday indicative values; or (d) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if, following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of Shares of the Fund; (iv) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.

The Company reserves the right to adjust the price levels of its Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

15

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for the Fund as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Fund, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

16

Directors, Advisory Board Members, and Executive Officers

The Directors, advisory board members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).

17

INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126

Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 65	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A
Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A

18

Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

19

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

20

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Fund and in all of the portfolios of the Company (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan.

21

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTORS
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

Directors’, Advisory Board Members' and Officers’ Compensation

Effective January 1, 2026, the Company and The RBB Fund Trust, based on an allocation formula, pay each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Company and The RBB Fund Trust, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

22

From January 1, 2024 through December 31, 2024, the Company and The RBB Fund Trust, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $10,534 from the Fund and $1,060,000 in aggregate from all series of the Company and The RBB Fund Trust for its services. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, and Director of Marketing & Business Development and are compensated for services provided. For the fiscal year ended August 31, 2025, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, and Director of Marketing & Business Development received compensation from the Fund and the Fund Complex, in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Gregory P. Chandler, Director	$0	N/A	$406,250
Lisa A. Dolly, Director	$0	N/A	$363,750
Nicholas A. Giordano, Director	$0	N/A	$369,250
Arnold M. Reichman, Director and Chair	$0	N/A	$476,750
Robert A. Straniere, Director(1)	$0	N/A	$101,250
Martha A. Tirinnanzi	$0	N/A	$336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$0	N/A	$466,750
Brian T. Shea, Director	$0	N/A	$380,500
Disinterested Advisory Board Members
Eugene Podsiadlo(2)	$0	N/A	$0
Officers:
Steven Plump, President	$0	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$0	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$0	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$0	N/A	$200,000

(1)	Mr. Straniere retired from his role as a Director effective January 2025.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

23

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Fund and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Compex
Julian Brodsky	$0	N/A	N/A	$106,250
Robert Straniere	$0	N/A	N/A	$84,375

CODE OF ETHICS

The Company, the Adviser, and Quasar Distributors, LLC (the “Distributor”), have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

24

PRINCIPAL HOLDERS

Any person owning, directly or indirectly, more than 25% of the outstanding Shares of the Fund is presumed to control the Fund. Principal holders are persons who own 5% or more of the outstanding Shares of the Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes. Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. As of December 1, 2025, the Company does not have information regarding the record or beneficial ownership of Shares of the Fund held in the names of DTC participants, as DTC has not provided the Company with access to such information.

As of December 1, 2025, the Directors and officers of the Company as a group owned less than 1% of the outstanding Shares of the Fund.

INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement

The Adviser is a Delaware limited liability company with offices at 3050 K Street NW, Suite 201, Washington, DC 20007. The Adviser is a majority owned subsidiary of F/m Managers Group, LP, which is a wholly owned subsidiary of 1251 Capital, Inc., a financial services holding company. Three officers of the Company own an indirect, minority interest in the Adviser.

The Adviser provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Adviser manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board. The Adviser provides such additional administrative services as the Company may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Company.

Pursuant to the terms of the Advisory Agreement, in consideration of the services provided by the Adviser, the Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.39% of the Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of the Fund, including transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

25

The Fund paid the Adviser the following fees for the fiscal period ended August 31:

	Management Fees Accrued	Waivers and/or Reimbursements	Net Management Fees Paid to Adviser
For the fiscal year ended August 31, 2025	$143,309	$0	$143,309
For the fiscal period ended August 31, 2024*	$108,078	$0	$108,078

*	The Fund commenced operations on September 5, 2023.

PORTFOLIO MANAGERS

Peter Baden, Kevin Conrath, John Han, and Barry Julien are the portfolio managers responsible for investment-related services provided to the Fund. The following table provides information regarding accounts managed by each portfolio manager as of August 31, 2025, as applicable.

Portfolio Manager; Other Accounts	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets	Number	Assets
Peter Baden
Registered Investment Companies	13	$7.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3,799	$1.6 billion	0	$0
John Han
Registered Investment Companies	6	$211 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$17 million	0	$0
Barry Julien
Registered Investment Companies	5	$166 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	449	$769 million	0	$0
Kevin Conrath
Registered Investment Companies	3	$56 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	698	$3.8 billion	0	$0

*	Some accounts are co-managed by the portfolio managers listed above. Those accounts that are co-managed appear in each portfolio manager’s accounts.

26

Portfolio Manager Compensation

The compensation structure for the portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of the Adviser. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses are not based upon criteria such as performance of the Fund or the value of assets included in the Fund’s portfolio.

Material Conflicts of Interest

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge abts of the otout the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated. In accordance with the Adviser’s trade rotation policy, there will be instances where the Fund will trade after other accounts.

Ownership of Fund Shares by the Portfolio Managers

As of August 31, 2025, as applicable, the portfolio managers owned securities of the Fund in the amount set forth in the table below.

Portfolio Manager	Dollar Value of Securities Beneficially Owned*
Peter Baden	$10,001-$50,000
Kevin Conrath	None
John Han	None
Barry Julien	None

*	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

UNDERWRITER

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 10,000 Shares. The Distributor will not distribute Shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority.

27

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined under the 1940 Act) of the Company, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Company issues and sells Shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund’s Shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication of the Fund and a Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

28

The Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objectives of the Fund.

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

CASH PURCHASE METHOD. The Company may at its discretion permit full or partial cash purchases of Creation Units of the Fund in instances permitted by the exemptive relief the Adviser is relying on in offering the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

29

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed on any day, the Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of the Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

30

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the Settlement Date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time. APs will be liable to the Company for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Fund, and Non-Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

31

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non-standard orders, or partial cash purchases for the Fund. The Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Fund is $300.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s Shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

32

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities – as announced by the Custodian on the Business Day of the request for redemption received in proper form – plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Fund may incur costs such as brokerage costs or taxable gains or losses that the Fund might not have incurred if the redemption had been made in-kind. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company. The Non-Standard Charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for the Fund is $300.

33

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the Shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

34

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the Shares to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares of the Fund, or to purchase or sell Shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affecting by events in the relevant foreign markets. The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of the Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, Board, officers, or third-party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of the Fund’s shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

35

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Fund’s entire portfolio holdings are publicly disseminated each business day and may also be available through financial reporting and news services including publicly available internet websites.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; Fund Services, the administrator, accounting agent and transfer agent; Cohen & Company, Ltd., the Fund’s independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Fund’s proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and, (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the CCO as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

36

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus titled “HOW TO BUY AND SELL SHARES.”

NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem Shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day.

NAV per Share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of the Fund’s Shares outstanding. In computing NAV, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”). If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the Adviser as the Fund’s valuation designee pursuant to procedures adopted in good faith by the Board. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Adviser, as the Fund’s valuation designee, determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, or if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by the Fund. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Adviser, as the Fund’s valuation designee and subject to Board oversight, will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

The values of securities held by the Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

37

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Fund and its shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Company each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

Dividend Reinvestment Service

The Fund will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Fund at NAV. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to beneficial owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

Taxes – General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of the Prospectus and this SAI, respectively. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

38

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of that Fund’s total assets may be invested in the securities(other than U.S. government securities and securities of other regulated investment companies) of (1) any one issuer, (2) two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough and the Fund does not satisfy the 90% distribution requirement described above, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions of capital gains) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Each of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a regulated investment company. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by the Fund.

39

Loss Carryforwards

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years. As of August 31, 2025, the Fund had unexpiring short-term losses of $332,554.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The Adviser may serve as an investment adviser to other clients, including private investment companies, and the Adviser may in the future act as an investment adviser to other registered investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets are managed by the Adviser in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund.

The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Fund’s policies, the Adviser, through a brokerage or an outsourced trading desk, conducts trades on behalf of the Fund and effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services to the Adviser and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Company directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

40

The following table lists the total amount of brokerage commissions paid by the Fund for the fiscal period ended August 31, 2024 and the fiscal year ended August 31, 2025.

August 31, 2025	August 31, 2024*
$11,317	$0
*	The Fund commenced operations on September 5, 2023.

The Fund did not own securities of its regular broker-dealers as of the fiscal period year August 31, 2025.

The Fund did not direct a portion of its brokerage transactions to brokers for research services provided during the fiscal year ended August 31, 2025.

SECURITIES LENDING

Securities Finance Trust Company (otherwise known as and referred to herein as “eSecLending”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a Securities Lending Agency Agreement entered into between the Fund and eSecLending.

As securities lending agent, eSecLending is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. eSecLending is responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines.

eSecLending receives as compensation for its services a portion of the amount earned by the Fund for lending securities.

The table below sets forth, for the Fund’s most recently completed fiscal year, the Fund’s gross income received from securities lending activities with the prior securities lending agent, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities.

41

F/m Opportunistic Income ETF
Gross income from securities lending activities:	$115,301
Fees paid to securities lending agent from a revenue split:	$13,553
Fees paid for any cash collateral management service that are not included in the revenue split:	$510
Administrative fees not included in revenue split:	$0
Indemnification fee not included in revenue split:	$0
Rebates (paid to borrower):	$47,026
Other fees not included in revenue split:	$0
Aggregate fees/compensation for securities lending activities:	$61,088
Net income from securities lending activities:	$54,212

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund (“portfolio proxies”) to the Adviser, subject to the Board’s continuing oversight.

Policies of the Adviser

The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Adviser. The Adviser’s proxy voting policies and procedures are set forth in Appendix B.

The Fund may invest its assets in debt securities, which generally do not issue proxies. However, the Fund may also invest in other types of securities that may issue proxies.

More Information

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12-month period ended June 30th will be available upon request by calling 1-800-617-0004. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of its distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund Shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund Shares; providing marketing and educational support; maintaining Share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

42

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund Shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

43

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

GENERAL INFORMATION

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Ave Suite 800, Cleveland, OH 44115, is the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for conducting the annual audit of the Fund’s financial statements. The selection of the independent registered public accounting firm is approved annually by the Board.

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and dividend disbursing agent.

44

Custodian

U.S. Bank, N.A, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian (the “Custodian”) of the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Custodian and the Administrator are affiliates.

For the fiscal period ended August 31, 2024 and the fiscal year ended August 31, 2025, Fund Services received certain administration and accounting fees as follows:

	Administration and Accounting Fees Paid (before waivers and reimbursements)	Waivers	Reimbursements
For the Fiscal Year Ended August 31, 2025	$28,680	$0	$0
For the Fiscal Period Ended August 31, 2024*	$26,760	$0	$0

*	Fund commenced operations on September 5, 2023.

Legal Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights, and notes thereto in the Fund’s annual report to shareholders for the fiscal period ended August 31, 2025 (the “Annual Report”) have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report on Form N-CSR, which is incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by calling the telephone number appearing on the front page of this SAI.

45

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

A-1

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

[1]	A long-term rating can also be used to rate an issue with short maturity.

A-2

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

 The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’ opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

A-3

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

A-4

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

A-5

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

A-6

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’ opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

A-7

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

A-8

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

A-9

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt, securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’ quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-10

APPENDIX B

F/m Investments LLC (“FMI”) may vote proxies for certain advisory clients if that responsibility is specifically accepted by FMI in the advisory agreement between FMI and the client. Regardless, a client always has the right to vote their own proxies. A client can exercise this right by instructing FMI in writing to not vote proxies in the client’s account. In addition, where FMI has proxy voting authority, but a client desires to direct FMI on how to vote a particular proxy, clients should contact FMI at the address below.

If the client agreement is entered into by a trustee or other fiduciary on behalf of an employee retirement income plan subject to the Employee Retirement Income Security Act (“ERISA”), including a person meeting the definition of “fiduciary” under ERISA, the trustee or other fiduciary generally retains the right and obligation to vote proxies. In such cases, FMI is generally precluded from voting proxies for the plan.

FMI’s proxy voting procedures provide that FMI votes proxies in its clients’ interests, and that if FMI identifies a material conflict of interest between itself and the client, FMI will vote based upon the recommendation of an independent third party. In certain circumstances, in accordance with an investment advisory contract, or other written directive, or if FMI has determined that it is in the client’s best interest, FMI may refrain from voting proxies.

Upon written request, a client will be provided with FMI’s proxy voting policies and procedures. Clients may also request, in writing, copies of records regarding how FMI voted their securities. Written requests must be addressed to Chief Compliance Officer, 3050 K Street NW, Suite 201, Washington DC 20007.

B-1

F/M INVESTMENTS LARGE CAP FOCUSED FUND

Institutional Class Shares (Ticker: IAFLX)
Investor Class Shares (Ticker: IAFMX)

of The RBB Fund, Inc.

Prospectus

December 31, 2025

Investment Adviser:
F/m Investments LLC

This Prospectus gives vital information about the F/m Investments Large Cap Focused Fund (the “Fund”), an investment portfolio of The RBB Fund, Inc. (the “Company”), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

A look at the goals, strategies, risks and financial history of the Fund.

Details about the Fund’s service providers.

Policies and instructions for opening, maintaining and closing an account in the Fund.

SUMMARY SECTION	1
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED AND RISKS	7
DISCLOSURE OF PORTFOLIO HOLDINGS	11
MANAGEMENT OF THE FUND	11
Investment Adviser	11
Management Fees	11
Portfolio Managers	12
SHAREHOLDER INFORMATION	12
Pricing of Fund Shares	12
Market Timing	13
Purchase of Fund Shares	13
Redemption of Fund Shares	17
Dividends and Distributions	19
More Information About Taxes	19
Distribution Arrangements	21
ADDITIONAL INFORMATION	22
FINANCIAL HIGHLIGHTS	22
PRIVACY NOTICE	25
FOR MORE INFORMATION	27

SUMMARY SECTION

F/m Investments Large Cap Focused Fund

Investment Objective

The investment objective of F/m Investments Large Cap Focused Fund (the “Fund”) is long-term growth of capital.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the “Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.41%	0.41%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.38%	1.13%
Fee Waiver/Reimbursement or Recoupment (2)	-0.21%	-0.21%
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.17%	0.92%

(1)

Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursements shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.

(2)

F/m Investments LLC (the “Adviser”) has contractually agreed to reduce its investment advisory fee and to absorb Fund expenses (a “Waiver/Reimbursement”) to the extent necessary to limit total annual operating expenses (excluding interest, taxes, AFFE, distribution and/or service fees, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding a percentage of average daily net assets of 1.15% for Investor Class shares and 0.90% for Institutional Class shares through December 31, 2026. Any such Waiver/Reimbursement is subject to repayment by the Fund for a period of 3 years following the date of the Waiver/Reimbursement but only if such recoupment can be achieved without exceeding the expense limitation in place at the time of the Waiver/Reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation in the 1 year example and the first year of the other examples). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$119	$416	$735	$1,639
Institutional Class	$94	$338	$602	$1,356

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 132% of the average value of its portfolio, respectively.

Summary of Principal Investment Strategies

The Fund’s principal investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by purchasing equity securities that the Adviser believes are likely to appreciate. The Adviser will focus on companies that exhibit accelerating growth in earnings and revenue. The Adviser generally seeks to purchase equity securities of large capitalization U.S. companies, and may purchase American Depository Receipts (“ADRs”) of international companies trading on U.S. exchanges. The Fund may invest across different industries and sectors. The Fund will invest at least 80% of its net assets in securities of large capitalization companies. The Fund considers large capitalization companies to include those that have a market capitalization, at the time of investment, comparable to the securities held in the S&P 500® Index. As of October 31, 2025, the S&P 500® Index included U.S. companies with a median market capitalization of $36.9 billion. The market capitalization of the companies in the S&P 500 Index ranged from $5.7 billion to $4.9 trillion as of October 31, 2025. At times, the Fund may emphasize investment in a particular industry or sector. As of August 31, 2025, the Fund had approximately 64.6% of its net assets invested in stocks within the information technology sector.

The Adviser uses quantitative screens to evaluate liquidity, capitalization, domicile, and desired risk attributes to determine an initial universe of large capitalization companies from which the Fund may invest. The Adviser then uses a quantitative process to evaluate company fundamentals and stock price trends of the investment candidates. Macroeconomic influences on portfolio candidates are considered before selecting the final securities for purchase in the portfolio. The Adviser considers whether to sell a particular security when the security receives declining scores from the Adviser’s proprietary model or the security causes the Fund’s portfolio to be exposed to unintended risks.

The periodic reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders. With respect to any percentage restriction on investment or use of assets in the Fund’s investment strategies, if such a percentage restriction is adhered to at the time a transaction is affected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction. Any such changes in percentages do not require the sale of a security, but rather the Adviser will consider which action is in the best interest of the Fund and its shareholders, including the sale of the security.

The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund.

Summary of Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. The Fund and Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

2

Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Equity Securities Risk — The price of equity securities fluctuates based on changes in a company’s activities and financial condition and in overall market conditions. Economic, political, and financial conditions, or industry or economic trends or developments, may for varying periods of time cause volatility, illiquidity, or other potentially adverse effects in the markets. The Fund’s investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Foreign Securities Risk — Foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Large Cap Security Risk — Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technological developments and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies.

Market Risk — Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions, and general equity market conditions.

Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial or political events in one sector or region could have potentially adverse effects on global economies or markets. For example, Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider military conflicts or war, could continue to have adverse effects on regional and global economies, and may further strain global supply chains, and negatively affect global growth and inflation. Natural or environmental disasters or climate related events, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services, and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

Management Style Risk — The Fund intends to invest in growth-oriented stocks and the Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style. There is no guarantee that the Adviser’s investment techniques and risk analyses, including its reliance on quantitative models, will produce the intended results.

Operational Risk — The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Risk of Non-Diversification — The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is “diversified.” Non-diversification increases the risk that the Fund’s share price could decrease to a larger extent than a Fund that is diversified because of the poor performance of a single investment.

Sector Concentration Risk — Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to concentrate its investments in any particular sector or sectors, the Fund may emphasize investments in one or more sectors, which may cause the Fund to have increased relative exposure to the price movements of those sectors. At times when the Fund emphasizes a particular sector, the value of its net assets will be more susceptible to the financial, market or economic events affecting that sector than would be the case for mutual funds that do not emphasize investment in a particular sector. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s Share price. As of August 31, 2025, the Fund had approximately 64.6% of its net assets invested in stocks within the information technology sector. The values of securities of companies in the information technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing technologies and products.

3

Fund Performance

The performance information for the Fund shown below reflects, for periods prior to January 18, 2022, the performance of the F/m Investments Large Cap Focused Fund, a series of IDX Funds (the “Original Fund”), and for periods between January 18, 2022 and October 30, 2023, the performance of the F/m Investments Large Cap Focused Fund, a series of F/m Funds Trust (the “Predecessor Fund”). The investment objectives, strategies and policies of the Original Fund and the Predecessor Fund were substantially similar to those of the Fund. The performance information shown reflects the performance of the Adviser except for periods prior to April 2020 when the Original Fund was managed by a different investment adviser.

The bar chart shows the performance of the Institutional Class shares for each full calendar year over the lifetime of the Fund and assumes reinvestment of dividends and distributions. The table shows how the Fund’s average annual total returns for one year, five years, and since inception periods compare with those of broad measures of market performance.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available by visiting www.fminvest.com or by calling 1-800-292-6775.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Institutional Class

Annual Total Returns (Years Ended December 31)

During the period shown in the chart, the highest quarterly return was 30.29% (for the quarter ended June 30, 2020) and the lowest quarterly return was -23.00% (for the quarter ended June 30, 2022).

The year-to-date total return through September 30, 2025 was 24.00%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2024

	1 Year	5 Years	Since Inception (October 3, 2016)
Institutional Class Shares
Return Before Taxes	30.11%	17.78%	17.74%
Return After Taxes on Distributions*	27.94%	14.22%	14.57%
Return After Taxes on Distributions and Sale of Fund Shares	19.38%	13.17%	13.44%
Investor Class Shares
Return Before Taxes	29.83%	17.48%	17.46%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	33.36%	18.96%	19.08%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	14.90%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only, and the after-tax returns for Investor Class Shares will vary to the extent it has different expenses.

4

Management of the Fund

Investment Adviser

F/m Investments LLC is the investment adviser of the Fund.

Portfolio Managers

Name	Title with Adviser	Tenure with the Fund and Predecessor Fund
Francisco J. Bido	Senior Vice President and Senior Portfolio Manager	Since Inception
Alexander Morris	Chief Executive Officer	Since 2020

Purchase and Sale of Fund Shares

	Minimum Initial Investment	Subsequent Minimum Investment
Investor Class	$1,000	None
Institutional Class	$100,000	None

Investors generally may meet the minimum investment amount for the Institutional Class by aggregating multiple accounts within the Fund if desired. Account minimums may be waived for accounts held by clients of the Adviser or for certain other accounts, at the discretion of the Adviser.

You can purchase and redeem Shares of the Fund only on days the New York Stock Exchange (“NYSE”) is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the Shares, such as the initial and minimums and certain trading restrictions, may be modified or waived by Service Organizations, as further detailed in the section entitled “Purchase of Fund Shares – Purchases Through Intermediaries.” Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. (the “Company”) by the means described below.

Purchase and Redemption By Mail:

F/m Investments Large Cap Focused Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

Overnight Mail:

F/m Investments Large Cap Focused Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105-1307

Purchase By Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-800-292-6775 to confirm the current wire instructions for the Fund.

Redemption By Telephone:

Call the Transfer Agent at 1-800-292-6775.

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains. Distributions may be taxable upon withdrawal from retirement accounts.

5

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED AND RISKS

This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. More information about the Fund’s investments and portfolio management techniques, and related risks, is included in the Statement of Additional Information (“SAI”). This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund’s SAI. There is no guarantee that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVE

The Fund’s principal investment objective is long-term growth of capital.

The investment objective of the Fund may be changed without shareholder approval. If a decision is made to change the Fund’s investment objective, shareholders will be provided with at least 60 days’ advance written notice of the change.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by purchasing equity securities that the Adviser believes are likely to appreciate. The Adviser will focus on companies that exhibit accelerating growth in earnings and revenue. The Adviser generally seeks to purchase equity securities of large capitalization U.S. companies, and may purchase American Depository Receipts (“ADRs”) of international companies trading on U.S. exchanges. The Fund may invest across different industries and sectors. The Fund will invest at least 80% of its net assets in securities of large capitalization companies. The Fund’s 80% policy may be changed by the Board of Directors of the Company (the “Board”) without shareholder approval. Shareholders will, however, receive 60 days’ prior notice of any changes. The Fund considers large capitalization companies to include those that have a market capitalization, at the time of investment, comparable to the securities held in the S&P 500® Index. As of October 31, 2025, the S&P 500® Index included U.S. companies with a median market capitalization of 36.9 billion. The market capitalization of the companies in the S&P 500 Index ranged from $5.7 billion to $4.9 trillion as of October 31, 2025. At times, the Fund may emphasize investment in a particular industry or sector. As of August 31, 2025, the Fund had approximately 64.6% of its net assets invested in stocks within the information technology sector.

The Adviser uses quantitative screens to evaluate liquidity, capitalization, domicile, and desired risk attributes to determine an initial universe of large capitalization companies from which the Fund may invest. The Adviser then uses a quantitative process to evaluate company fundamentals and stock price trends of the investment candidates. Macroeconomic influences on portfolio candidates are considered before selecting the final securities for purchase in the portfolio. The Adviser considers whether to sell a particular security when the security receives declining scores from the Adviser’s proprietary model or the security causes the Fund’s portfolio to be exposed to unintended risks.

The periodic reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund.

PRINCIPAL RISKS

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information (including private shareholder information), corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s Adviser and other service providers (including,

7

but not limited to, Fund accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests, and such third-party service providers may have limited indemnification obligations to the Fund or Adviser. The Fund and its shareholders could be negatively impacted as a result. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

Depositary Receipts Risk. Investment in depositary receipts may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

Equity Securities Risk. The price of equity securities fluctuates based on changes in a company’s activities and financial condition and in overall market conditions. Economic, political, and financial conditions, or industry or economic trends or developments, may for varying periods of time cause volatility, illiquidity, or other potentially adverse effects in the markets. The Fund’s investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Foreign Securities Risk. Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

○

Special Risks Related to Foreign Securities. Foreign securities involve special risks and costs, which are considered by the Adviser in evaluating the creditworthiness of issuers. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries (including, for example, military confrontations, war and terrorism). A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Moreover, clearance and settlement procedures may differ from those in the U.S. and in certain markets such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

8

The Adviser may determine not to invest in, or may limit the Fund’s overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization.

○

Developed Countries Investing Risk. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in, among others, services sectors is likely to have a negative impact on economies of certain developed countries. Developed countries experienced a significant economic slowdown during the recent financial crisis. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests abroad may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which a Fund has exposure. Heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

○

Internal Conflicts/Civil Wars Risk. Various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Large Cap Security Risk. Securities of companies with certain market capitalizations may perform differently from the equities markets generally. At times, large-cap companies may underperform as compared to small- or mid-capitalization companies, and vice versa. Larger, more established companies may be unable to respond to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

Market Risk. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its investments. The market value of the Fund’s holdings is based upon the market’s perception of value and is not necessarily an objective measure of an investment’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The current presidential administration has called for and is seeking to quickly enact significant changes

9

to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Risk of Non-Diversification. The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value, market price and total returns may fluctuate or fall more than a diversified fund. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Sector Concentration Risk. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to concentrate its investments in any particular sector or sectors, the Fund may emphasize investments in one or more sectors, which may cause it to have increased relative exposure to the price movements of those sectors. At times when the Fund emphasizes a particular sector, the value of its net assets will be more susceptible to the financial, market or economic events affecting that sector than would be the case for mutual funds that do not emphasize investment in a particular sector. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s share price. As of August 31, 2025, the Fund had approximately 64.6% of its net assets invested in stocks within the information technology sector. The values of securities of companies in the information technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing technologies and products.

○

Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the

10

information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector. Additionally, success in the internet services and infrastructure industry is subject to continued demand for internet services.

NON-PRINCIPAL RISKS

Please review the SAI for more information about additional non-principal types of securities in which the Fund may invest and their associated risks.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. For example, when the Adviser believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested, and the Fund may not be able to achieve its investment objective.

U.S. Government Securities. U.S. government securities are subject to varying degrees of credit risk, depending upon whether the securities are supported by the full faith and credit of the U.S.government, the ability to borrow from the U.S. Treasury, or only by the credit of the issuing U.S. government agency, instrumentality or corporation. There is no assurance that the U.S.government will provide financial support to U.S. government agencies, instrumentalities or sponsored entities if it is not obligated to do so by law, and it is possible that these issuers will not have the funds to meet their payment obligations. Further, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. government securities markets and ultimately the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The SAI is incorporated herein.

MANAGEMENT OF THE FUND

Investment Adviser

F/m Investments LLC serves as the investment adviser to the Fund. Its primary business address is 3050 K Street, NW, Suite 201, Washington, DC 20007. The Adviser’s primary business is to provide a variety of investment management services to registered investment companies. The Adviser is responsible for providing a continuous program of investing the Fund’s assets and determining the portfolio composition of the Fund. The Adviser is a majority owned subsidiary of F/m Managers Group, LP, which is a wholly owned subsidiary of 1251 Capital Inc., which is a financial services holding company. Three officers of the Company own an indirect, minority interest in the Adviser.

Management Fees

In return for providing management services to the Fund, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the Fund’s average daily net assets. The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Adviser has contractually agreed to reduce its investment advisory fee and to absorb Fund expenses (a “Waiver/Reimbursement”) to the extent necessary to limit total annual operating expenses (excluding interest, taxes, acquired fund fees and expenses, distribution and/or service fees, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding a percentage of average daily net assets of 1.15% for Investor Class shares and 0.90% for Institutional Class shares through December 31, 2026. Any such Waiver/Reimbursement is subject to repayment by the Fund for a period of 3 years following the date of the Waiver/Reimbursement but only if such recoupment can be achieved without

11

exceeding the expense limitation in place at the time of the Waiver/Reimbursement. After taking into account fee reductions, the Adviser was effectively paid an annualized management fee of 0.48% of the Fund’s average daily net assets for the fiscal year ended August 31, 2025.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Adviser is included in the Fund’s annual shareholder report dated August 31, 2025.

Portfolio Managers

The SAI contains additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.

Francisco J. Bido. Mr. Bido has managed the Fund since 2023 and the Predecessor Fund since its inception in 2016. He is Senior Vice President and Senior Portfolio Manager at F/m Investments LLC since April 2020 and was Head of Quantitative Research at Cognios Capital, LLC prior to joining F/m Investments LLC. Mr. Bido received his M.S. and M.A. degrees in Applied Mathematics and Economics, respectively, from the University of Arizona, M.S. in Mathematics from New York University’s Courant Institute, and B.S. in Electromechanical Engineering from Pontificia Universidad Catolica Madre y Maestra.

Alexander Morris. Mr. Morris has managed the Fund since 2023 and the Predecessor Fund since April 2020. He is the Chief Executive Officer of the Adviser. Mr. Morris has over 15 years of investment management experience, encompassing portfolio management, trading, mergers and acquisitions, financial institutions, and security analysis, and has served in a number of senior management roles for various financial institutions. He founded the Adviser in 2019 and has served in various executive roles since its inception. Prior to founding the Adviser, Mr. Morris founded Rowhouse Capital Partners LLC, a boutique strategic advisory firm to financial institutions and previously served as in various capital markets and corporate development roles with Fortigent LLC (“Fortigent”), a family office services provider and asset manager, as well as with LPL Financial which acquired Fortigent in 2012. Prior to Fortigent, Mr. Morris served in various analysis roles for financial institutions. He has been a director of Key Bridge Compliance, LLC, a compliance service provider, since January 2019. He was a Managing Director of Vestmark Advisory Solutions, Inc. from April 2016 until September 2019. Mr. Morris holds a Bachelor of Science degree in Chemical and Biomolecular Engineering from Cornell University and is an active mentor of start-up businesses.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Investor Class and Institutional Class Shares are priced at their NAV. The NAV of each class of the Fund’s Shares is calculated as follows:

NAV =	Value of Assets Attributable to the Class
- Value of Liabilities Attributable to the same Class
Number of Outstanding Shares of the Class

The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Due to the fact that different expenses are charged to the Institutional Class and Investor Class Shares, the NAV of the two classes of the Fund may vary. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. Due to the fact that different expenses are charged to each class of Shares, the NAV of each class of the Fund may vary. The Fund will effect purchases of Shares at the NAV next calculated after receipt by the Transfer Agent of your purchase order in good order. The Fund will effect redemptions of Shares at the NAV next calculated after receipt by the Fund’s Transfer Agent of your redemption request in good order as described below.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market value at the close of the market. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of

12

such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded funds, REITs and closed-end funds will be valued at their market price.

If market quotations are unavailable or deemed unreliable by the Fund’s administrator, in consultation with the Adviser, securities will be valued by the Adviser, as valuation designee, in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its Shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Board. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Market Timing

In accordance with the policy adopted by its Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, it may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in its judgment, will be uniform.

If necessary, the Company may prohibit additional purchases of Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by Quasar Distributors, LLC (the “Distributor”).

General. You may also purchase Shares of the Fund at the NAV per Share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in Investor Class Shares is $1,000, and the

13

minimum initial investment for Institutional Class Shares is $100,000. There is no subsequent investment minimum. Institutional Class Shares are available only to institutional investors and certain broker dealers and financial institutions that have entered into appropriate arrangements with the Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution. The Fund may accept initial investments of smaller amounts in its sole discretion. You can purchase Shares of the Fund only on days the NYSE is open and through the means described below.

Purchases Through Intermediaries. Shares of the Fund may also be available through Service Organizations. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose minimum investment requirements. Service Organizations may also impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund’s NAV next computed after such orders are deemed to have been received by the Service Organization or its authorized designee.

For administration, sub-accounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

In addition to fees that the Fund may pay to a Service Organization under a plan of distribution for the Investor Class Shares, the Fund may enter into agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for networking, sub-transfer agency, sub-administration and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Service Organization or (2) a fixed dollar amount for each account serviced by the Service Organization. The aggregate amount of these payments may be substantial.

Shares may also be available on brokerage platforms of firms that have agreements with the Company to offer such Shares when acting solely on an agency basis for the purchase or sale of such Shares. If you transact in Institutional Class Shares or Investor Class Shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.

Purchases By Telephone. Investors may purchase additional Investor Class Shares and Institutional Class Shares of the Fund by calling (toll free) 1-800-292-6775. If you elected this option on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m. Eastern time, your Shares will be purchased at the NAV calculated on the day your order is placed.

Telephone trades must be received by or prior to market close for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Initial Investment By Mail. An account may be opened by completing and signing an account application and mailing it to the Transfer Agent at the address noted below, together with a check payable to the F/m Investments Large Cap Focused Fund.

Regular Mail:	Overnight Mail:
F/m Investments Large Cap Focused Fund	F/m Investments Large Cap Focused Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307

14

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Fund. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

Initial Investment By Wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:
U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
For Further Credit to:
F/m Investments Large Cap Focused Fund
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments By Wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Telephone Purchase. Investors may purchase additional Shares of the Fund by calling 1-800-292-6775. If you did not decline this option on your account application, and your account has been open for at least 7 business days, telephone orders, in amounts of $100 or more, will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your Shares will be purchased at the NAV calculated on the day your order is placed.

In order to arrange for telephone options after an account has been opened or to change your bank account, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source.

Additional Investments. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. Initial and additional purchases made by check or electronic funds transfer (ACH) cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

15

Automatic Investment Plan. Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through an automatic investment plan (the “Automatic Investment Plan”). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the Automatic Investment Plan, each purchase must be in the amount of $250 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Automatic Investment Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-800-292-6775 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to effective date.

Retirement Plans/IRA Accounts. The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-292-6775 for information on:

●	Individual Retirement Plan, including Traditional IRAs and Roth IRAs

●	Small Business Retirement Plans, including Simple IRAs and SEP IRAs

●	Coverdell Education Savings Accounts

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased “in kind” (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund’s total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.	Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b.	Employees of the Adviser and their spouses, parents and children; and

c.	Directors of the Company.

Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Shares will be made in full and fractional Shares of the Fund calculated to three decimal places.

Certificates for Shares will not be issued.

16

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered (i.e., the purchase request includes the name of the Fund, the dollar amount of Shares to be purchased, your account application or investment stub, and a check payable to the Fund). Purchase requests not in good order may be rejected.

Customer Identification Program. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Company’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. If you need additional assistance when completing your account application, please contact the Transfer Agent at 1-800-292-6775.

Applications without the required information, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

You may redeem Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can redeem Shares of the Fund only on days the NYSE is open and through the means described below. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption request should be addressed to F/m Investments Large Cap Focused Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252, or for overnight delivery to F/m Investments Large Cap Focused Fund, c/o U.S. Bank Global Fund Services, 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO 64105-1307.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;

●	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	For all redemptions in excess of $100,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Nonfinancial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

17

Redemption By Telephone. If you did not decline telephone options on your account application, you may initiate a redemption of shares in the amount up to the total value of the account by calling the Transfer Agent at 1-800-292-6775.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

In order to arrange for telephone options after an account has been opened or to change your bank account, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

IRA and Other Retirement Plan Redemptions. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-800-292-6775. Investors will be asked whether or not to withhold taxes from any distribution.

Other Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Company may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC. A Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC and the Company’s Policy and Procedure Related to the Processing of In-Kind Redemptions. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when the redemption request includes the name of the Fund, the number of Shares or dollar amount to be redeemed, the account number, and signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Redemption requests not in good order may be delayed.

Involuntary Redemption. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your Shares in the Fund on 30 days’ written notice if the value of your Shares is less than the minimum investment requirement for Investor Class Shares (due to redemption), or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your Shares in the Fund to the minimum amount within the 30 day

18

period. In addition, all Shares of the Fund are subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

The Fund may pay additional distributions and dividends at other times, if necessary, for the Fund to avoid U.S. federal tax. The Fund’s distributions and dividends, whether received in cash or reinvested in additional Shares, are subject to U.S. federal income tax.

All distributions will be reinvested in Fund Shares unless you elect to receive cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time by telephone or in writing. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

More Information About Taxes

The following is a summary of certain United States federal income tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. The following discussion does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions.You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

The Fund may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to the Fund’s investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by the Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from a REIT reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s

19

Shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Fund Shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your Shares based on the difference between your tax basis in the Shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over twelve months at the time you dispose of them.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when Shares are sold. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your Shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such Shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a foreign shareholder. If the distributions are effectively connected with a U.S. trade or business of a foreign shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to the U.S. shareholder, and the Fund will not be required to withhold U.S. federal tax if the foreign shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a foreign shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

20

In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and dividends attributable to the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign shareholder status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of Shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the foreign shareholder in the United States), then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a foreign shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the foreign shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the foreign shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the foreign shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate foreign shareholder, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

Shares of the Fund have not been registered for sale outside of the United States and certain United States territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

Distribution Arrangements

The Board has adopted a plan of distribution for Investor Class Shares of the Fund (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s Distributor is entitled to receive from the Fund a distribution fee with respect to the Investor Class Shares, which is accrued daily and paid monthly, of up to 0.25%, of the Investor Class Shares, on an annualized basis of the average daily net assets of the Investor Class Shares of the Fund. The actual amount of such compensation under the Plan is agreed upon by the Company’s Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing the Prospectus and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or

21

its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See “Purchases Through Intermediaries” above. The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Investor Class Shares the fee agreed to under a distribution agreement between the Distributor and the Company, on behalf of the Fund. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Institutional Class shares are not subject to any 12b-1 fees.

ADDITIONAL INFORMATION

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate Prospectus and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Transfer Agent toll-free at 1-800-292-6775 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-800-292-6775 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years. The Fund has adopted the financial statements of the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report for the fiscal year ended August 31, 2025, which is available upon request. Information for the fiscal year ended June 30, 2021 was audited by the Original Fund's prior independent registered public accounting firm.

22

F/m Investments Large Cap Focused Fund
Investor Class Shares
Financial Highlights

Contained below is per share operating performance data for Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2025	For the Period Ended August 31, 2024 ^		For the Year Ended June 30, 2024 (e)	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$17.17	$17.17		$13.82	$12.57	$19.96	$15.90
Net investment income/(loss)(a)	(0.08)	(0.03)		(0.09)	(0.01)	(0.08)	(0.12)
Net realized and unrealized gain/(loss) from investments	4.80	0.03		3.44	3.04	(3.07)	6.59
Net increase/(decrease) in net assets resulting from operations	4.72	—		3.35	3.03	(3.15)	6.47
Dividends and distributions to shareholders from:
Net investment income	—	—		—	—	—	—
Net realized capital gains	(1.35)	—		—	(1.78)	(4.24)	(2.41)
Total distributions	(1.35)	—		—	(1.78)	(4.24)	(2.41)
Net asset value, end of period	$20.54	$17.17		$17.17	$13.82	$12.57	$19.96
Total investment return/(loss)(b)	28.87%	0.00	%(g)	24.24%	28.91%	(21.33)%	42.64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$16,999	$14,157		$14,279	$12,887	$9,934	$13,643
Ratio of total expenses to average net assets (c)(d)	1.36%	1.24	%(h)	1.44%	1.39%	1.39%	1.41%
Ratio of net expenses to average net assets(d)	1.15%	1.15	%(h)	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income/(loss) to average net assets(f)	(0.39)%	(0.68	)%(h)	(0.53)%	(0.11)%	(0.46)%	(0.63)%
Portfolio turnover rate	132%	19	%(g)	59%	113%	169%	195%

^	The amounts shown are for the fiscal period from July 1, 2024 to August 31, 2024.
(a)	Per share net investment income (loss) has been determined on the basis of average number of Shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in Shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Had the Adviser and/or administrator not reduced/waived its fees, the total returns would have been lower.

(c)	Ratios were determined based on expenses prior to any fee reductions/waivers by the Adviser and/or administrator.
(d)	These ratios exclude the impact of expenses of the underlying exchange traded funds in which the Fund invests.
(e)

Prior to the close of business on October 27, 2023, the Fund was a series (the “Predecessor Fund”) of F/m Funds Trust, an open-end management investment company organized as an Ohio business trust. The Predecessor Fund was reorganized into the Fund following the close of business on October 27, 2023 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to October 30, 2023 included herein is that of the Predecessor Fund.

(f)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

(g)	Not Annualized.
(h)	Annualized.

23

F/m Investments Large Cap Focused Fund
Institutional Class Shares
Financial Highlights

Contained below is per share operating performance data for Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2025	For the Period Ended August 31, 2024 ^		For the Year Ended June 30, 2024 (f)	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$17.51	$17.50		$14.06	$12.72	$20.10	$15.96
Net investment income/(loss) (a)	(0.02)	—	(b)	(0.03)	0.02	(0.02)	(0.05)
Net realized and unrealized gain/ (loss) from investments	4.89	0.01		3.47	3.10	(3.12)	6.60
Net increase/(decrease) in net assets resulting from operations	4.87	0.01		3.44	3.12	(3.14)	6.55
Dividends and distributions to shareholders from:
Net investment income	—	—		—	—	—	—
Net realized capital gains	(1.35)	—		—	(1.78)	(4.24)	(2.41)
Total distributions	(1.35)	—		—	(1.78)	(4.24)	(2.41)
Net asset value, end of period	$21.03	$17.51		$17.50	$14.06	$12.72	$20.10
Total investment return/(loss)(c)	29.19%	0.06	%(h)	24.47%	29.31%	(21.12)%	43.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$64,534	$51,387		$51,860	$48,477	$56,045	$75,757
Ratio of total expenses to average net assets (d)(e)	1.11%	0.99	%(i)	1.20%	1.14%	1.14%	1.16%
Ratio of net expenses to average net assets(e)	0.90%	0.90	%(i)	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income/(loss) to average net assets(g)	(0.14)%	(0.43	)%(i)	(0.28)%	0.16%	(0.21)%	(0.38)%
Portfolio turnover rate	132%	19	%(h)	59%	113%	169%	195%

^	The amounts shown are for the fiscal period from July 1, 2024 to August 31, 2024.
(a)	Per share net investment income (loss) has been determined on the basis of average number of Shares outstanding during the period.
(b)	Rounds to less than $0.005 per Share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in Shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Had the Adviser and/or administrator not reduced/waived its fees, the total returns would have been lower.

(d)	Ratios were determined based on expenses prior to any fee reductions/waivers by the Adviser and/or administrator.
(e)	These ratios exclude the impact of expenses of the underlying exchange traded funds in which the Fund invests.
(f)

Prior to the close of business on October 27, 2023, the Fund was a series (the “Predecessor Fund”) of the F/m Funds Trust, an open-end management investment company organized as an Ohio business trust. The Predecessor Fund was reorganized into the Fund following the close of business on October 27, 2023 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to October 30, 2023 included herein is that of the Predecessor Fund.

(g)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

(h)	Not annualized.
(i)	Annualized.

24

PRIVACY NOTICE

FACTS	WHAT DOES THE F/M INVESTMENTS LARGE CAP FOCUSED FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the F/m Investments Large Cap Focused Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the F/m Investments Large Cap Focused Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-800-292-6775

25

What we do
How does the F/m Investments Large Cap Focused Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the F/m Investments Large Cap Focused Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● F/m Investments LLC, the Adviser to the Fund, and its parent, F/m Managers Group, LP, could be deemed to be affiliates.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● F/m Investments Large Cap Focused Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● F/m Investments Large Cap Focused Fund doesn’t currently have any joint marketing arrangements with other financial institutions.

26

F/m Investments Large Cap Focused Fund of The RBB Fund, Inc.
(December 31, 2025)

FOR MORE INFORMATION

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

The Fund’s annual and semi-annual reports contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s annual and semi-annual reports to shareholders are available by visiting www.fminvest.com or may be obtained by calling 1-800-292-6775.

Statement of Additional Information

The Fund’s SAI, dated December 31, 2025, has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the annual and semi-annual reports (once available), by calling 1-800-292-6775. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of this Prospectus). The SAI is available by visiting www.fminvest.com or a copy may be obtained by calling 1-800-292-6775.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9:00 a.m. to 8:00 p.m. (Eastern time) Monday-Friday. Call: 1-800-292-6775.

Purchases and Redemptions

Call your registered representative or 1-800-292-6775.

Written Correspondence

Post Office Address:	F/m Investments Large Cap Focused Fund c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252

Street Address:	F/m Investments Large Cap Focused Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05518

27

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

FM-LCFF-25

STATEMENT OF ADDITIONAL INFORMATION

F/M INVESTMENTS LARGE CAP FOCUSED FUND

Institutional Class Shares (Ticker: IAFLX)

Investor Class Shares (Ticker: IAFMX)

of THE RBB FUND, INC.

December 31, 2025

Investment Adviser:

F/m Investments LLC

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of the F/m Investments Large Cap Focused Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”).  This SAI is not a prospectus and should be read only in conjunction with the Fund’s current Prospectus (the “Prospectus”) dated December 31, 2025.  This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling 1-800-292-6775. The Prospectus is incorporated by reference into this SAI.

The financial statements and financial highlights for the Fund (File No. 333-180717) for the fiscal year ended August 31, 2025, which are contained in the annual report on Form N-CSR for that fiscal year, are hereby incorporated herein by reference into this SAI.  These financial statements have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report thereon is incorporated herein by reference.

GENERAL INFORMATION	1
INVESTMENT OBJECTIVE AND POLICIES	1
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS	1
PRINCIPAL INVESTMENT POLICIES AND RISKS	1
NON-PRINCIPAL INVESTMENT POLICIES AND RISKS	6
INVESTMENT LIMITATIONS	11
PORTFOLIO HOLDINGS INFORMATION	12
PORTFOLIO TURNOVER	13
MANAGEMENT OF THE COMPANY	14
CODE OF ETHICS	23
PROXY VOTING	23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	23
INVESTMENT ADVISORY AND OTHER SERVICES	24
INVESTMENT ADVISER	24
THE PORTFOLIO MANAGERS	26
ADMINISTRATION AND ACCOUNTING AGREEMENT	27
CUSTODIAN AGREEMENT	28
TRANSFER AGENCY AGREEMENT	28
DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION	28
FUND TRANSACTIONS	30
SECURITY LENDING	31
PURCHASE AND REDEMPTION INFORMATION	32
TELEPHONE TRANSACTION PROCEDURES	33
VALUATION OF SHARES	33
TAXES	34
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	35
MISCELLANEOUS	36
FINANCIAL STATEMENTS	37
APPENDIX A	A-1
APPENDIX B	B-1

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 98 separate portfolios.  The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988.  This SAI pertains only to shares of the F/m Investments Large Cap Focused Fund (the "Fund"), a non-diversified portfolio.  F/m Investments LLC (the “Adviser”), serves as the investment adviser to the Fund. The Fund currently offers two classes of shares: Investor Class Shares and Institutional Class Shares.

Effective following the close of business on October 27, 2023, the F/m Investments Large Cap Focused Fund, a series of F/m Funds Trust (the “Predecessor Fund”) was reorganized into the Fund in a tax-free reorganization. Unless otherwise indicated, references to the “Fund” in the SAI for periods prior to the close of business on October 27, 2023 refer to the Predecessor Fund and Fund.

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund’s investment objective is long-term growth of capital.  There can be no guarantee that the Fund will achieve its investment objective.  The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

Principal Investment Policies And Risks

Common Stocks - The Fund may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.

Cyber Security Risk - The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser, and the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

1

Equity Investments - The Fund may invest in equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities). Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations. The value of a company’s stock may fall as a result of factors directly related to that company, such as decisions made by its management or a lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increased production costs. The value of a company’s stock is also based upon investor sentiment and market perceptions. The increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. Since passive investing strategies generally buy or sell securities based simply on inclusion and representation in an index, stock prices may have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies, rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies. The value of a company’s stock also may be affected by changes in the financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention.

Foreign Securities - Foreign securities include U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. The Fund may invest directly in foreign equity securities traded directly on U.S. exchanges, foreign exchanges, over-the-counter or in the form of American Depositary Receipts. The Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks that are not present in domestic investments. Many of the risks are more pronounced for investments in developing or emerging market countries, or countries whose markets are becoming open, or have only recently opened, to private investment, foreign investment or both.

Depositary Receipts. The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs are depositary receipts typically issued by a United States bank or trust company which evidence ownership of the underlying securities issued by a foreign corporation. ADRs are subject to many of the risks affecting foreign investments generally, except for those specific to trading securities on foreign exchanges. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Foreign Currencies; Currency Fluctuations. The Fund’s investments in foreign securities may be denominated in U.S. dollars or foreign currencies. For securities valued in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income and may affect the income of companies in which the Fund invests. Generally, when a given currency appreciates against the U.S. dollar (the U.S. dollar weakens), the value of the Fund’s securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (the U.S. dollar strengthens), the value of the Fund’s securities denominated in that currency will decline. Countries with managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market may experience sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Similarly, the Fund may be adversely affected by holding securities in foreign currencies that are not readily convertible into U.S. dollars.

2

Government Action. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. It also is often more difficult to keep currently informed of corporate actions that affect the prices of portfolio securities.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in such countries and increase the cost and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

Market Characteristics. Foreign securities markets are generally not as developed or efficient as, and may be more volatile and have less volume and liquidity than, those in the United States. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund.

Political and Economic Factors. Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. War and terrorism affect many countries. Many countries throughout the world are dependent on a healthy U.S. economy or economies elsewhere around the world (e.g., Europe), and are adversely affected when the U.S. or other world economies weaken or their markets decline.

Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

3

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Potential Adverse Changes. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Taxes. The dividends and interest payable on foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. In addition, some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country.

General Investment Risks - All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI.

Geopolitical Risk - Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact companies or foreign exchange rates in a different country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The U.S. Government has in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that the Fund could be prohibited from investing in securities issued by companies subject to such restrictions. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

The health crisis caused by the coronavirus outbreak has negatively affected the global economy as well as the economies of individual countries and the markets in general, in significant and unforeseen ways. The pandemic has disrupted certain supply chains that many businesses depend on and accelerated trends towards working remotely and shopping on-line, which has negatively affected certain business sectors, as well as companies that have been slow to transition to an on-line business model. Although vaccines for COVID-19 have been deployed, the continued risk of variants or mutations of COVID-19, among other factors, make it impossible to predict the timing of an end to the pandemic. The government response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, industry support programs and measures that impact interest rates, among other responses, is also a factor that may impact the financial markets and the value of the Fund’s holdings. The health crisis caused by the coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries and the markets in general, in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that these efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies. There can be no assurance that market and economic conditions will not worsen in the future. In addition, other epidemics and pandemics that may arise in the future could affect the economies of many nations, individual companies and the market in general in ways that cannot be foreseen at the present time.

4

Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. Government has honored its credit obligations, it remains possible that the United States could default on its obligations. The U.S. Government is also considering significant new investments in infrastructure and national defense, and government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future, which could lead to the downgrading of the long-term sovereign credit rating of the U.S. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets. At such times, the Fund’s exposure to the risks described elsewhere in this SAI and in the Prospectus can increase and it may be difficult for the Fund to implement its investment program for a period of time.

Industry/Sector and Non-Diversification Risks - The greater the Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. As a non-diversified series, the Fund may hold a larger percentage of its assets in the securities of fewer issuers than a diversified fund and is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. As of August 31, 2025, the Fund had approximately 64.6% of its net assets invested in stocks within the technology sector. Technology companies rely heavily on technological advances and face intense competition from new market entrants, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and a loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the technology industries can be significantly affected by the obsolescence of existing technologies, short product cycles, falling prices and profits. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

Money Market Instruments - The Fund may invest in money market instruments including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Maturities of Commercial Paper generally range from 2 to 270 days and are usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch, or if not rated, of equivalent quality in the Adviser’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

5

Non-Principal Investment Policies And Risks

Bank Obligations. Bank obligations that may be purchased by the Fund include, but are not limited to, certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against the Fund deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, the Fund is permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

6

Exchange-Traded Funds and Other Similar Instruments. Shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased by the Fund. Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment. Similar instruments, used by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the exchange (the “Exchange”) on which the ETF is listed and traded. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Exchange necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

Section 12(d)(1)(A) of the 1940 Act, which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs. The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 12d1-4 under the 1940 Act in November 2020, which allows, subject to certain conditions, the Fund to invest in other registered investment companies, including ETFs, and other registered investment companies to invest in the Fund beyond the limits contained in the 1940 Act.

Firm Commitments and When-Issued Securities. The Fund may purchase securities on a firm commitment basis, including when-issued securities. The Fund may also be entitled to receive when-issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Notwithstanding the requirements of Section 18 of the 1940 Act, the Fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (1) the Fund intends to physically settle the transaction; and (2) the transaction will settle within 35 days of its trade date. As when-issued securities are subject to delayed or deferred settlement, such securities may be either illiquid, or suffer from severe constraints in liquidity.

7

Fixed Income Securities. The Fund may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

The price of fixed income debt securities is dependent in part on the continuing ability of the issuers of the fixed income debt securities to meet their obligations for the payment of principal and interest when due. The issuer’s ability to service its debt obligations may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay the principal and interest on its debt instruments when due may be materially affected.

The price of fixed income debt securities is also dependent on interest rates. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income security can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income security can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Floating and Variable Rate Instruments. The Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

8

Forward Commitment & When-Issued Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

Government Securities. The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Illiquid Investments. The Fund may not purchase or otherwise acquire any illiquid investments if, immediately after the acquisition, the value of illiquid investments held by the Fund would exceed 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Under the supervision of the Company’s Board of Directors (the “Board”and the members thereof, the “Directors”), the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity pursuant to the Board’s liquidity risk management program. The sale of some illiquid and other types of investments may be subject to legal restrictions.

If the Fund invests in investments for which there is no ready market, it may not be able to readily sell such investments. Such investments are unlike investments that are traded in the open market, and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid investments once realized may be lower or higher than the Adviser’s most recent estimate of their fair market value. Generally, less public information is available about the issuers of such investments than about companies whose investments are publicly traded.

The Fund values illiquid securities using its fair value procedures (described below) but there can be no assurance that (i) the Fund will determine fair value for a private investment accurately; (ii) that the Fund will be able to sell private securities for the fair value determined by the Fund; or (iii) that the Fund will be able to sell such securities at all. Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

9

Inflation and Deflation. The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Fund will be worth less in the future as inflation decreases the present value of money. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or results of operations of companies in which the Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Investments in Small-Cap Companies. The Fund may invest a portion of its assets in securities of companies with small market capitalizations. Certain small-cap companies may offer greater potential for capital appreciation than larger companies. However, investors should note that this potential for greater capital appreciation is accompanied by a substantial risk of loss and that, by their very nature, investments in small-cap companies tend to be very volatile and speculative. Small-cap companies may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods and services for a limited market. For example, they may be developing or marketing new products or services for markets that are not yet established or may never become established. In addition, small-cap companies may have or will develop only a regional market for products or services and thus be affected by local or regional market conditions. In addition, small-cap companies may lack depth of management or they may be unable to generate funds on favorable terms necessary for growth or potential development, either internally or through external financing. Such companies may also be insignificant in their industries and be subject to or become subject to intense competition from larger companies. Due to these and other factors, the Fund’s investments in small-cap companies may suffer significant losses. Further, there is typically a smaller market for the securities of a small-cap company than for securities of a large company. Therefore, investments in small-cap companies may be less liquid and subject to significant price declines that may result in losses for the Fund.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risk related to changes interest rates.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.

Reverse Repurchase Agreements. The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

10

Warrants and Rights. The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise noted, the Fund’s investment goals and strategies described in the Prospectus may be changed by the Board without the approval of the Fund’s shareholders.

The Fund may not:

1.	Invest more than 25% of the value of its total assets (measured at the time of the investment) in the same industry or group of industries (excluding obligations issued or guaranteed by the U.S. Government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions);

2.	Borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above);

3.	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

4.	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

5.	Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

6.	Purchase or sell physical commodities, except that the Fund may purchase and financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; and

7.	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (7) above shall be interpreted based upon the requirements of Rule 18f-4 of the 1940 Act, no-action letters and other pronouncements of the staff of the SEC, as applicable. Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. See “Borrowing” above.

11

For the purposes of restriction (1) above, industry classifications are determined for the Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard (GICS). The Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Fund. The Fund may invest in underlying funds or ETFs that may concentrate their assets in one or more industries. The Fund will consider the investments of the underlying funds and ETFs in which it invests in determining compliance with this fundamental restriction.

In addition, the Fund will not purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and illiquid investments, if, as a result, more than 15% of the Fund’s net assets (based on then-current value) would then be invested in such securities. For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board.

PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of the Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, Board, officers, or third-party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Generally, after the 30th business day of the month following each month end, the Fund may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations. In addition, generally after the 30th business day of the month following each month end, the Fund may post to its website a list of the Fund’s top ten holdings or full portfolio holdings at the discretion of the Adviser. The timing, frequency and type (i.e., ratings/rankings/holdings) of disclosure may change at the Adviser’s discretion, as well as whether to post to the Fund’s website.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the Fund’s custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, accounting agent and transfer agent; Cohen & Company, Ltd., the Fund’s independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Fund’s proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

12

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, Directors, officer or third party service providers to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

The Fund’s portfolio turnover rates for the two most recent fiscal years are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

Fiscal Period Ended August 31, 2025	Fiscal Period Ended August 31, 2024*	Fiscal Year Ended June 30, 2024
132%	19%	59%

*	In 2024, the Fund changed its fiscal year end from June 30 to August 31. The amounts shown are for the fiscal period from July 1, 2024 to August 31, 2024. The portfolio turnover rate is not annualized.

13

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Articles of Incorporation, as supplemented and amended (the “Charter”). The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees (each a “Committee” and together, the “Committees”). The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Company (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing non-binding advice to the Board regarding the oversight of the affairs of the Company (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Director, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Directors or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

14

Directors, Advisory Board Members, and Executive Officers

The Directors, Advisory Board Members, and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	126	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	126	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	126	IntriCon Corporation (biomedical device manufacturer) (until 2022); Wilmington Funds (12 portfolios) (registered investment company) (until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	126	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	126	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	126	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	Retired.	126	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024).

15

DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust.	N/A	N/A

16

Thomas Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer and Assistant Secretary of The RBB Fund Trust; from 2023 to 2024, Vice President of Virtus Investment Partners; from 2020 to 2023, CFO of Stone Harbor Investment Partners LP.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 126 portfolios of the fund complex, consisting of the series in the Company (98 portfolios) and The RBB Fund Trust (28 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

3.	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

17

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2025.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2025.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee convened one time during the fiscal year ended August 31, 2025.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2025.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened five times during the fiscal year ended August 31, 2025.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2025.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2025.

18

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director and Advisory Board Member Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Advisory Board Member in the Fund and in all of the portfolios of the Company and the RBB Fund Trust (together, the "Fund Complex") (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan:

19

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED DIRECTORS
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(1)	None	$10,001-$50,000

(1)	Mr. Podsiadlo is not a Director. He was appointed as an Advisory Board Member effective October 1, 2025.

Directors’, Advisory Board Members’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pays each Director and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025 through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Director and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

20

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Fund Complex, and such compensation is determined by the Board.  For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $1,060,000 in aggregate from all series of the Fund Complex for its services. For the fiscal year ended August 31, 2025, Vigilant Compliance, LLC received $16,762 from the Fund. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer and Assistant Secretary are compensated for services provided.

21

For the fiscal year ended August 31, 2025, each of the following Directors and officers received compensation from the Fund Complex in the following amounts:

Name of Director/Officer	Aggregated Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees or Officers
Independent Directors:
Gregory P. Chandler, Director	$1,256	N/A	N/A	$406,250
Lisa A. Dolly, Director	$1,193	N/A	N/A	$363,750
Nicholas A. Giordano, Director	$1,196	N/A	N/A	$369,250
Arnold M. Reichman, Director and Chair	$1,566	N/A	N/A	$476,750
Robert A. Straniere, Director(1)	$266	N/A	N/A	$101,250
Martha A. Tirinnanzi, Director	$1,035	N/A	N/A	$336,000
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$1,481	N/A	N/A	$466,750
Brian T. Shea, Director	$1,157	N/A	N/A	$380,500
Disinterested Advisory Board Members
Eugene Podsiadlo(2)	$0	N/A	N/A	$0
Officers:
Steven Plump, President	$528	N/A	N/A	$424,750
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$678	N/A	N/A	$546,000
Craig Urciuoli, Director of Marketing & Business Development	$540	N/A	N/A	$434,750
Thomas Reynolds, Assistant Treasurer and Assistant Secretary	$249	N/A	N/A	$200,000

(1)	Mr. Straniere retired from his role as a Director effective January 2025.
(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (the “NGC”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Effective January 1, 2026, a Director Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Director in effect at the time such Director Emeritus was first appointed Director Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

22

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the NGC and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2025, Messrs. Brodsky and Straniere received compensation for their roles as a Director Emeritus in the following amounts:

Director Emeritus	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Julian Brodsky	$466	N/A	N/A	$106,250
Robert A. Straniere	$497	N/A	N/A	$84,375

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Adviser, subject to the Board’s continuing oversight.  In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund.  The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser’s Proxy Voting Policies and Procedures describe how it intends to vote proxies relating to the Fund’s portfolio securities. The Proxy Voting Policies and Procedures of the Adviser are attached to this SAI as Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge upon request by calling 1-800-292-6775, or on the SEC’s website at http://www.sec.gov.

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX.  The Fund’s proxy voting record for the most recent 12 month period ended June 30 will be available upon request by calling 1-800-292-6775 or by writing to the Fund at: F/m Investments Large Cap Focused Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252.  The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2025, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Fund as indicated in the following table. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of the shareholders of the Fund.

23

Investor Class Shares

Shareholder Name and Address	Percentage of Shares Owned as of December 1, 2025
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attention: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	89.04%
National Financial Services LLC For the Exclusive Benefit of its Customers Attn Mutual Funds, Dept. 4th FL 499 Washington Boulevard Jersey City, New Jersey 07310-1995	10.56%

Institutional Class Shares

Shareholder Name and Address	Percentage of Shares Owned as of December 1, 2025
National Financial Services LLC For the Exclusive Benefit of its Customers Attn Mutual Funds, Dept. 4th FL 499 Washington Boulevard Jersey City, New Jersey 07310-1995	98.84%

As of December 1, 2025, the Directors and officers as a group owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Fund’s investment adviser is F/m Investments LLC, (the “Adviser”) located at 3050 K Street, NW, Suite 201, Washington, D.C. 20007. The Adviser is a majority owned subsidiary of F/m Managers Group, LP, which is a wholly owned subsidiary of 1251 Capital, Inc., which is a financial services holding company. Three officers of the Company own an indirect, minority interest in the Adviser.

Advisory Agreement with the Company.  The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”). Subject to the supervision of the Board, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Fund.  The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI.  The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services, the Adviser is entitled to an advisory agreement computed daily and payable monthly at the annual rate of 0.70% of its average daily net assets.

24

The Adviser has entered into a contractual agreement with the Fund under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses (a “Waiver/Reimbursement”) to the extent necessary to limit total annual operating expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.15% of the average daily net assets attributable to Investor Class shares and 0.90% of the average daily net assets attributable to Institutional Class shares. This contractual limitation is in effect until December 31, 2026, and may not be terminated without the approval of the Board. Any payments by the Adviser under the Waiver/Reimbursement, are subject to repayment by the Fund for a period of three years following the date of such Waiver/Reimbursement but only if such recoupment can be achieved without exceeding the expense limitation in place at the time of the Waiver/Reimbursement. Any of the Predecessor Fund’s advisory fees waived by the Adviser or expenses of the Predecessor Fund paid by the Adviser are not subject to repayment from the Fund to the Adviser.

Except as otherwise noted in the Advisory Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement.  The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable.  Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers.  Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund.  The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

25

The Fund paid the Adviser the following fees for the fiscal years ended June 30 and and fiscal year/period ended August 31:

	Gross Management Fees Accrued	Waivers and/or Reimbursements	Net Management Fees Paid to Adviser
For the fiscal year ended August 31, 2025	$492,981	$151,497	$341,484
For the fiscal period ended August 31, 2024*	$77,331	$10,543	$66,788
For the fiscal year ended June 30, 2024	$416,231	$174,698	$241,533
For the fiscal year ended June 30, 2023	$ 411,082	$ 93,827	$ 317,255

*	In 2024, Fund changed its fiscal year end from June 30 to August 31. The amounts shown are for the fiscal period from July 1, 2024 to August 31, 2024.

The Portfolio Managers

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts (other than the Fund with respect to which information is provided) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. This information is provided as of August 31, 2025.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Francisco J. Bido	Other Registered Investment Companies:	1	$82 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	18	$53 million	0	$0
Alexander R. Morris	Other Registered Investment Companies:	11	$8 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Description of Compensation.  The portfolio managers are paid a base salary and may receive a discretionary bonus depending on, among other things, the financial results of the Adviser.

Conflict of Interest. The investment strategies of the Fund and other accounts managed by the portfolio managers are similar. The Adviser has adopted policies and procedures designed to address conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients come first.

There may be circumstances under which the portfolio managers will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the portfolio manager commits to such investment. There also may be circumstances under which the portfolio managers purchase or sell an investment for the other accounts and do not purchase or sell the same investment for the Fund, or purchase or sell an investment for the Fund and do not purchase or sell the same investment for the other accounts. It is generally the Adviser’s policy that investment decisions for all accounts that a portfolio manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the portfolio managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and the Adviser’s other client accounts.

26

Securities Ownership. As of August 31, 2025, the portfolio managers owned securities of the Fund in the amount set forth in the table below.

Portfolio Manager	Dollar Value of Securities Beneficially Owned
Francisco J. Bido	None
Alexander R. Morris	None

*	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

ADMINISTRATION AND ACCOUNTING AGREEMENT

Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as fund administrator to the Fund pursuant to a fund administration servicing agreement and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”). Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund.  Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company.  These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company.

Previous Administrators and Transfer Agents: Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, served as the Administrator, Fund Accountant and Transfer Agent to the Predecessor Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement.

27

For the fiscal year ended August 31, 2025, fiscal period ended August 31, 2024 and fiscal years ended June 30, 2024, and 2023, the Fund and Predecessor Fund paid Fund Services and Ultimus certain administration and accounting fees and related out-of-pocket expenses as follows:

Administration and Accounting Fees Paid
For the fiscal year ended August 31, 2025	$74,440 (Fund Services)
For the fiscal period ended August 31, 2024*	$1,695 (Fund Services)
For the fiscal year ended June 30, 2024	$59,555 (Fund Services); $15,297 (Ultimus)
For the fiscal year ended June 30, 2023	$112,811 (Ultimus)

*	In 2024, the Fund changed its fiscal year end from June 30 to August 31. The amounts shown are for the fiscal period from July 1, 2024 to August 31, 2024.

CUSTODIAN AGREEMENT

U.S. Bank, N.A., (the “Custodian”), 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is custodian of the Fund’s assets pursuant to a custodian agreement (the “Custodian Agreement”).  Under the Custodian Agreement, the Custodian:  (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio investments on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio investments; and (e) makes periodic reports to the Board concerning the Fund’s operations.  The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any affiliate, sub-custodian or domestic sub-custodian.  For its services to the Fund under the Custodian Agreement, the Custodian receives a fee based on the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund. The Custodian and Fund Services are affiliates.

TRANSFER AGENCY AGREEMENT

Fund Services also serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”), under which Fund Services:  (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Fund.  Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Fund under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Fund and the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, Fund Services provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION

Quasar Distributors, LLC (the “Distributor”), whose principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the underwriter to the Fund pursuant to the terms of a distribution agreement (the “Distribution Agreement”).  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Company or the Adviser.

Under the Distribution Agreement with the Fund, the Distributor serves as the agent of the Company in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

28

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund.  With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements.  These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.  These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary.  The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary.  The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the Investor Class Shares for which a Rule 12b-1 distribution plan is effective.  The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Rule 12b-1 Plan

As described in the Prospectus, the Fund has adopted a Rule 12b-1 plan (the “Plan”) for its Investor Class Shares. The Plan, among other things, permits the Investor Class Shares to pay the Distributor a quarterly service fee at annual rates not exceeding 0.25% of the assets of the Investor Class Shares as compensation for its services as principal underwriter of the shares of such classes. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Fund’s Board, including a majority of the Directors who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement. The principal types of activities for which payments under the Plan may be made include payments to intermediaries for shareholder servicing, for “no transaction fee” or wrap programs, and for retirement plan recordkeeping. Payments under the Plan also may be made for activities such as advertising, printing and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing charges. The Company believes that the Plan benefits the Fund by increasing net sales of the Fund (or reducing net redemptions), potentially allowing the Fund to benefit from economies of scale.

The Plan may be terminated by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. The Plan may be amended by vote of the Directors, including a majority of the Independent Directors, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Fund’s Directors review quarterly a written report of such costs and the purposes for which such costs have been incurred.

29

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Directors and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the relevant class.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund.  In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In selecting brokers to be used in portfolio transactions, the Adviser’s general guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Adviser’s past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions. The Adviser may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as provided in the Advisory Agreement, the Adviser is authorized to cause the Fund to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Where a product or service has a mixed use among research, brokerage and other purposes, the Adviser will make a reasonable allocation according to the uses and will pay for the non-research and non-brokerage functions in cash using its own funds.

The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Fund and not all such services may be useful to the Adviser in connection with the Fund. Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by the Fund.

30

During the fiscal year ended August 31, 2025, the Fund did not direct any of its brokerage transactions to brokers for research services provided.

The Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere. When a transaction involves exchange listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

Aggregated Trades. While investment decisions for the Fund are made independently of the Adviser’s other client accounts, the Adviser’s other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

The following table shows the total amount of brokerage commissions paid by the Fund for the fiscal period ended August 31, 2024 and for the past three fiscal years.

August 31, 2025	August 31, 2024*	June 30, 2024	June 30, 2023
$27,418	$0	$27,665	$27,695

*	In 2024, the Fund changed its fiscal year end from June 30 to August 31. The amounts shown are for the fiscal period from July 1, 2024 to August 31, 2024.

The Fund is required to identify any securities of the Fund’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. As of August 31, 2025, there were no securities held by the Fund of its regular broker-dealers.

SECURITIES LENDING

No securities lending information is provided as the Fund had not engaged in securities lending activities during the most recently completed fiscal year.

31

PURCHASE AND REDEMPTION INFORMATION

Read the Fund’s Prospectus for information regarding the purchase and redemption of Fund shares. The following information supplements information in the Fund’s Prospectus. You may purchase shares through an account maintained by your brokerage firm, financial institutions and industry professionals (“Service Organizations” and you may also purchase shares directly by mail or wire.  The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV.  If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.  A shareholder will also bear any market risk or tax consequences as a result of a payment in securities.  The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.  A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Fund are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or the Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Purchase Information

If shares of the Fund are held in a “street name” account with an authorized dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the authorized dealer, and not by the Fund and its Transfer Agent.  Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the authorized dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.  The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the authorized dealer.

32

The Fund has established two share classes - Investor Class Shares and Institutional Class Shares. Before choosing a share class, you should consider the following factors, as well as any other relevant facts and circumstances. Investor Class Shares are sold through certain financial intermediaries and may have higher expenses than Institutional Class Shares, since they are subject to a distribution fee of 0.25% of net assets. Institutional Class Shares are not subject to distribution fees but have a higher minimum investment requirement than Investor Class Shares. For more information, see the Fund’s Prospectus.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by electronic funds transfer through the ACH network or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee.

33

The procedures used by any pricing service and its valuation results are reviewed by the Valuation Designee under the general supervision of the Board.

The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning.  Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.  As such, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders.  To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses (other than the securities of other regulated investment companies) or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

34

The Fund intends to comply with these requirements.  If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.  If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

As of August 31, 2025, the Fund had no short-term capital loss carryforwards.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 98.123 billion shares have been classified into 288 classes. However, the Company only has approximately 89 active share classes that have begun investment operations. Under the Company’s Charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund.  Shares of the Company do not have preemptive or conversion rights.  When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law.  The Company’s amended By-Laws (the “By-Laws”) provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors.  To the extent required by law, the Company will assist in shareholder communication in such matters.

35

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law.  Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter.  Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio.  However, the Rule 18g-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio.  Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held.  Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Charter and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio).

MISCELLANEOUS

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Counsel

The law firm of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Ave Suite 800, Cleveland, OH 44115, serves as the Fund’s independent registered public accounting firm, and in that capacity audits the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

36

FINANCIAL STATEMENTS

The 2025 audited financial statements, which include the financial highlights of the Fund for the fiscal year ended August 31, 2025, for the fiscal period ended August 31, 2024 and fiscal years ended June 30, 2024, 2023, 2022, and 2021, as set forth in the Fund’s annual report on Form N-CSR to shareholders, including the notes thereto and the report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, are incorporated herein by reference. Copies of the annual report may be obtained at no charge by telephoning the Fund at the telephone number appearing on the front page of this SAI.

37

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1.	A long-term rating can also be used to rate an issue with short maturity.

A-1

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-2

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

A-3

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

A-4

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

A-5

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

A-6

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

F/M INVESTMENTS LLC

PROXY VOTING/CORPORATE ACTIONS

F/m Investments LLC ("FMI"), and/or pursuant to any applicable sub-advisory agreement FMI’s sub-adviser, may act as discretionary investment adviser for clients. FMI will vote all eligible proxies for recommended securities (mutual fund, exchange-traded fund) if directed to do so by the client, generally within the investment management agreement. FMI will vote all proxies for recommended securities and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with this policy. Corporate actions may include, for example and without limitation, tender offers or exchanges, and class actions.

When voting proxies or acting with respect to corporate actions for clients, FMI’s utmost concern is that all decisions be made solely in the best interest of the client. FMI will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account. The Chief Compliance Officer ("CCO") is ultimately responsible for ensuring that all proxies received for recommended securities by FMI are voted in a timely manner and in a manner consistent with each client’s best interests. In addition, the CCO is responsible for submitting all required certifications relating to its Proxy Voting activity, and for maintaining all documentation necessary to complete documentation related to the annual Form N-PX filing for the Fund (see additional information as to Form N-PX compliance processes below).

A.	Guidelines

FMI generally votes all proxies in line with management. If FMI determines that it will not vote along with management on a particular vote, FMI must document its rationale and reasoning for the vote.

B.	Limitations

In certain circumstances, in accordance with a client’s investment advisory agreement (or other written directive) or when FMI has determined that it is in the client’s best interest, FMI will not vote proxies received. The following are certain circumstances where FMI will limit its role in voting proxies:

1.	Client Maintains Proxy Voting Authority: When a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, FMI will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by FMI, it will promptly be forwarded to the client or specified third party.

2.	Terminated Account: Once a client account has been terminated with FMI in accordance with its investment advisory agreement, FMI will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.	Unjustifiable Costs: In certain circumstances, after performing a cost-benefit analysis, FMI may abstain from voting when the cost of voting a client’s proxy would exceed any anticipated benefits to the client of voting on the proxy proposal.

C.	Client Securities

F/M will not vote proxies received for securities not purchased for client by FMI and held by FMI in a client’s account as an accommodation to client or until such securities are sold as per agreement or understanding with the client.

B-1

D.	Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, FMI will maintain for the time periods set forth in the Rule: (i) these proxy voting policies and procedures, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that FMI may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by FMI that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

FMI will make available its proxy voting policies and procedures and will inform clients how they may obtain information on how FMI voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of FMI’s Policies and Procedures by written request addressed to FMI at: F/m Investments LLC, 2050 K Street NW, Suite 201, Washington, DC 20007, Attention: Chief Compliance Officer.

B-2

PART C: OTHER INFORMATION

Item 28.	EXHIBITS

(a)	Articles of Incorporation.

(1)	Articles of Incorporation of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	Articles Supplementary of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)	Articles of Amendment to Articles of Incorporation of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(4)	Articles Supplementary of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(6)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(7)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(8)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(9)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(10)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(11)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(12)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(13)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(14)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(15)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement (No. 33-20827) filed on March 31, 1995.

(16)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(17)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement (No. 33-20827) filed on October 11, 1996.

(18)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(19)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(20)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(21)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(22)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(23)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(24)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(25)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(26)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on November 29, 1999.

(27)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(28)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(29)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(30)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(31)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2001.

(32)	Articles of Amendment to Charter of the Registrant (Boston Partners Bond Fund – Institutional Class and Boston Partners Bond Fund – Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(33)	Articles Supplementary of Registrant (Boston Partners All-Cap Value Fund – Institutional Class and Boston Partners Bond Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(34)	Articles Supplementary of Registrant (Schneider Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 2002.

(35)	Articles Supplementary of Registrant (Institutional Liquidity Fund for Credit Unions and Liquidity Fund for Credit Union Members) are incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(36)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(37)	Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class, Robeco WPG Core Bond Fund – Institutional Class, Robeco WPG Tudor Fund – Institutional Class, Robeco WPG Large Cap Growth Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement (No. 33-20827) filed on March 4, 2005.

(38)	Certificate of Correction of Registrant is incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(39)	Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class, Robeco WPG Core Bond Fund – Institutional Class, Robeco WPG Tudor Fund – Institutional Class, Robeco WPG 130/30 Large Cap Core Fund f/k/a Robeco WPG Large Cap Growth Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(40)	Articles Supplementary of Registrant (Senbanc Fund) are incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(41)	Articles of Amendment of Registrant (Robeco WPG Core Bond Fund – Retirement Class) are incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement (No. 33-20827) filed on August 19, 2005.

(42)	Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2005.

(43)	Articles Supplementary of Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(44)	Articles of Amendment to Charter of the Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 2006.

(45)	Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(46)	Articles Supplementary of Registrant (Marvin & Palmer Large Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(47)	Articles of Amendment to Charter of the Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(48)	Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(49)	Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(50)	Articles Supplementary of Registrant (Robeco WPG 130/30 Large Cap Core Fund – Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement (No. 33-20827) filed on July 13, 2007.

(51)	Articles Supplementary of Registrant (SAM Sustainable Water Fund, SAM Sustainable Climate Fund) are incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement (No. 33-20827) filed on July 17, 2007.

(52)	Articles of Amendment of Registrant (Robeco WPG 130/30 Large Cap Core Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement (No. 33-20827) filed on September 4, 2007.

(53)	Articles Supplementary of Registrant (Bear Stearns Multifactor 130/30 US Core Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement (No. 33-20827) filed on December 17, 2007.

(54)	Articles of Amendment to Charter of the Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2007.

(55)	Articles Supplementary of Registrant (SAM Sustainable Global Active Fund, SAM Sustainable Themes Fund) are incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement (No. 33-20827) filed on January 26, 2009.

(56)	Articles Supplementary of Registrant (Perimeter Small Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

(57)	Articles Supplementary of Registrant (S1 Fund) are incorporated herein by reference to Post-Effective Amendment No. 135 to Registrant’s Registration Statement (No. 33-20827) filed on July 19, 2010.

(58)	Articles Supplementary of Registrant (Boston Partners Long/Short Research Fund f/k/a Robeco Boston Partners Long/Short Research Fund) are incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 6, 2010.

(59)	Articles of Amendment of Registrant (WPG Partners Small Cap Value Diversified Fund f/k/a Robeco WPG Small/Micro Cap Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(60)	Articles Supplementary of Registrant (Boston Partners Global Equity Fund (f/k/a Robeco Boston Partners Global Equity Fund) and Robeco Boston Partners International Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(61)	Articles Supplementary of Registrant (SGI U.S. Large Cap Equity Fund f/k/a Summit Global Investments U.S. Low Volatility Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(62)	Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(63)	Articles Supplementary of Registrant (Boston Partners Global Long/Short Fund f/k/a Robeco Boston Partners Global Long/Short Fund) are incorporated herein by reference to Post-Effective Amendment No. 152 to the Registrant’s Registration Statement (No. 33-20827) filed on March 29, 2013.

(64)	Articles Supplementary of Registrant (Boston Partners Long/Short/ Research Fund – Institutional Class – Institutional Class f/k/a Robeco Boston Partners Long/Short Research Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(65)	Articles Supplementary of Registrant (Matson Money U.S. Equity VI Portfolio, Matson Money International VI Equity Portfolio, Matson Money Fixed Income VI Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 159 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2013.

(66)	Articles Supplementary of Registrant (SGI Global Equity Fund f/k/a Scotia Dynamic U.S. Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(67)	Articles Supplementary of Registrant (Boston Partners Long/Short Research Fund – Institutional Class f/k/a Robeco Boston Partners Long/Short Research Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(68)	Articles Supplementary of Registrant (Abbey Capital Futures Strategy Fund and Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) are incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(69)	Articles Supplementary of Registrant (Campbell Core Trend Fund) are incorporated herein by reference to Post-Effective Amendment No. 171 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2014.

(70)	Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(71)	Articles of Amendment of Registrant (Boston Partners Investment Funds) are incorporated herein by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(72)	Articles Supplementary of Registrant (Boston Partners Emerging Markets Dynamic Equity Fund f/k/a Boston Partners Emerging Markets Long/Short Fund) are incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015.

(73)	Articles Supplementary of Registrant (Campbell Core Carry Fund) are incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015.

(74)	Articles Supplementary of Registrant (Boston Partners Alpha Blue Dynamic Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015.

(75)	Articles Supplementary of Registrant (SGI U.S. Large Cap Equity Fund – Class C f/k/a Summit Global Investments U.S. Low Volatility Equity Fund – Class C) are incorporated herein by reference to Post-Effective Amendment No. 184 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2015.

(76)	Articles Supplementary of Registrant (Boston Partners Long/Short Research Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 187 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2015.

(77)	Articles Supplementary of Registrant (SGI Small Cap Equity Fund f/k/a Summit Global Investments Small Cap Low Volatility Fund) are incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(78)	Articles Supplementary of Registrant (Fasanara Capital Absolute Return Multi-Asset Fund) are incorporated herein by reference to Post-Effective Amendment No. 198 to the Registrant’s Registration Statement (No. 33-20827) filed on April 29, 2016.

(79)	Articles of Amendment of Registrant (Campbell Dynamic Trend Fund f/k/a Campbell Core Trend Fund) are incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(80)	Articles Supplementary of Registrant (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Small-Mid Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Epic Voyage Fund)) are incorporated herein by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2016.

(81)	Articles of Amendment of Registrant (MFAM Emerging Markets Fund f/k/a Motley Fool Epic Voyage Fund) are incorporated herein by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2017.

(82)	Articles Supplementary of Registrant (Orinda Income Opportunities Fund) are incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(83)	Articles Supplementary of Registrant (Abbey Capital Futures Strategy Fund — Class T) are incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(84)	Articles Supplementary of Registrant (Campbell Systematic Macro Fund f/k/a Campbell Managed Futures 10V Fund) are incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(85)	Articles Supplementary of Registrant (Boston Partners Emerging Markets Fund) are incorporated herein by reference to Post-Effective Amendment No. 226 to the Registrant’s Registration Statement (No. 33-20827) filed on August 23, 2017.

(86)	Articles Supplementary of Registrant (Motley Fool 100 Index ETF) are incorporated herein by reference to Post-Effective Amendment No. 235 to the Registrant’s Registration Statement (No. 33-20827) filed on January 19, 2018.

(87)	Articles Supplementary of Registrant (Abbey Capital Futures Strategy Fund – Class I) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(88)	Articles Supplementary of Registrant (Boston Partners Global Long/Short Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(89)	Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(90)	Articles Supplementary of Registrant (Aquarius International Fund) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(91)	Articles Supplementary of Registrant (Abbey Capital Multi Asset Fund) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(92)	Articles of Amendment of Registrant (SGI Global Equity Fund (f/k/a Dynamic U.S. Growth Fund)) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(93)	Articles of Amendment of Registrant (SGI Global Equity Fund f/k/a Summit Global Investments Global Low Volatility Fund) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

(94)	Articles of Amendment of Registrant (SGI U.S. Small Cap Equity Fund f/k/a Summit Global Investments Small Cap Low Volatility Fund) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

(95)	Articles of Amendment of Registrant (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

(96)	Articles of Amendment of Registrant (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund) and MFAM Small-Mid Cap Growth Fund (f/k/a Motley Fool Great America Fund)) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

(97)	Articles Supplementary of Registrant (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) are incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(98)	Articles Supplementary of Registrant (Motley Fool Innovation ETF) are incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(99)	Articles of Amendment of Registrant (MFAM Global Opportunities Fund, MFAM Small-Mid Cap Growth Fund, MFAM Emerging Markets Fund and MFAM Small-Cap Growth ETF) are incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(100)	Articles of Amendment of Registrant (MFAM Mid-Cap Growth Fund (f/k/a MFAM Small-Mid Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(101)	Articles Supplementary of Registrant (Boston Partners Global Equity Advantage Fund) are incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement under the Investment Company Act of 1940 (No. 811-05518) filed on May 21, 2019.

(102)	Articles Supplementary of Registrant (Campbell Advantage Fund) are incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement under the Investment Company Act of 1940 (No. 811-05518) filed on May 21, 2019.

(103)	Articles of Amendment of Registrant (SGI U.S. Large Cap Equity Fund, (f/k/a Summit Global Investments U.S. Low Volatility Equity Fund), SGI Global Equity Fund (f/k/a Summit Global Investments Global Low Volatility Fund), and SGI U.S. Small Cap Equity Fund (f/k/a Summit Global Investments Small Cap Low Volatility Fund)) are incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement under the Investment Company Act of 1940 (No. 811-05518) filed on May 21, 2019.

(104)	Articles of Amendment of Registrant (Campbell Systematic Macro Fund (f/k/a Campbell Managed Futures 10V Fund)) are incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement (No. 33-20827) filed on October 21, 2019.

(105)	Articles Supplementary of Registrant (SGI U.S. Large Cap Equity VI Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 261 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2020.

(106)	Articles Supplementary of Registrant (SGI Peak Growth Fund, SGI Prudent Growth Fund, and SGI Conservative Fund) are incorporated herein by reference to Post-Effective Amendment No. 263 to the Registrant’s Registration Statement (No. 33-20827) filed on March 25, 2020.

(107)	Articles of Amendment of Registrant (Boston Partners Emerging Markets Dynamic Equity Fund f/k/a Boston Partners Emerging Markets Long/Short Fund) are incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(108)	Articles Supplementary of Registrant (Stance Equity ESG Large Cap Core ETF) are incorporated herein by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement (No. 33-20827) filed on December 18, 2020.

(109)	Articles Supplementary of Registrant (YieldX Diversified Income ETF, YieldX High Income ETF, and YieldX Short-Term Income ETF) are incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(110)	Articles of Amendment of Registrant (SGI Small Cap Growth Fund f/k/a Bogle Investment Management Small Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(111)	Articles of Amendment of Registrant (DriveWealth Power Saver ETF f/k/a YieldX High Income ETF and DriveWealth Steady Saver ETF f/k/a YieldX Short-Term Income ETF) are incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(112)	Articles Supplementary of Registrant (Motley Fool Global Opportunities ETF, Motley Fool Mid-Cap Growth ETF, Motley Fool Next Index ETF, Motley Fool Capital Efficiency 100 Index ETF, WPG Partners Select Small Cap Value Fund and Boston Partners Global Sustainability Fund) are incorporated herein by reference to Post-Effective Amendment No. 285 to the Registrant’s Registration Statement (33-20827) filed on December 10, 2021.

(113)	Articles Supplementary of Registrant (Optima Strategic Credit Fund) are incorporated herein by reference to Post-Effective Amendment No. 287 to the Registrant’s Registration Statement (33-20827) filed on December 29, 2021.

(114)	Articles of Amendment of Registrant (SGI Small Cap Core Fund f/k/a SGI Small Cap Growth Fund and Motley Fool Small-Cap Growth ETF f/k/a MFAM Small-Cap Growth ETF) are incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(115)	Articles Supplementary of Registrant (SGI U.S. Large Cap Core ETF and SGI Dynamic Tactical ETF) are incorporated herein by reference to Post-Effective Amendment No. 300 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2022.

(116)	Articles Supplementary of Registrant (US Treasury 30 Year Bond ETF, US Treasury 20 Year Bond ETF, US Treasury 10 Year Note ETF, US Treasury 7 Year Note ETF, US Treasury 5 Year Note ETF, US Treasury 3 Year Note ETF, US Treasury 2 Year Note ETF, US Treasury 12 Month Bill ETF, US Treasury 6 Month Bill ETF and US Treasury 3 Month Bill ETF) are incorporated herein by reference to Post-Effective Amendment No. 293 to the Registrant’s Registration Statement (No. 33-20827) filed on August 5, 2022.

(117)	Articles Supplementary of Registrant (Abbey Capital Futures Strategy Fund – Class I) are incorporated herein by reference to Post-Effective Amendment No. 300 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2022.

(118)	Articles Supplementary of Registrant (Campbell Systematic Macro Fund – Class I) are incorporated herein by reference to Post-Effective Amendment No. 300 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2022.

(119)	Articles Supplementary of Registrant (Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, Oakhurst Short Duration High Yield Credit Fund, and F/m Investments Large Cap Focused Fund) are incorporated herein by reference to Post-Effective Amendment No. 307 to the Registrant’s Registration Statement (No. 33-20827) filed on July 10, 2023.

(120)	Articles Supplementary of Registrant (F/m Opportunistic Income ETF) are incorporated herein by reference to Post-Effective Amendment No. 308 to the Registrant’s Registration Statement (No. 33-20827) filed on August 30, 2023.

(121)	Articles Supplementary of Registrant (F/m 6-Month Investment Grade Corporate Bond ETF, F/m 9-18 Month Investment Grade Corporate Bond ETF (f/k/a F/m 1-Year Investment Grade Corporate Bond ETF), F/m 2-Year Investment Grade Corporate Bond ETF, F/m 3-Year Investment Grade Corporate Bond ETF, F/m 5-Year Investment Grade Corporate Bond ETF, F/m 7-Year Investment Grade Corporate Bond ETF, F/m 10-Year Investment Grade Corporate Bond ETF, F/m 20-Year Investment Grade Corporate Bond ETF, F/m 30-Year Investment Grade Corporate Bond ETF and F/m 15+ Year Investment Grade Corporate Bond ETF) are incorporated herein by reference to Post-Effective Amendment No. 316 to the Registrant’s Registration Statement (No. 33-20827) filed on January 9, 2024.

(122)	Articles Supplementary of Registrant (SGI Enhanced Global Income ETF and SGI Enhanced Core ETF) are incorporated herein by reference to Post-Effective Amendment No. 320 to the Registrant’s Registration Statement (No. 33-20827) filed on February 26, 2024.

(123)	Articles of Amendment of Registrant (F/m 9-18 Month Investment Grade Corporate Bond ETF f/k/a F/m 1-Year Investment Grade Corporate Bond ETF) are incorporated herein by reference to Post-Effective Amendment No. 316 to the Registrant’s Registration Statement (No. 33-20827) filed on January 9, 2024.

(124)	Articles Supplementary of Registrant (WPG Partners Select Hedged Fund) are incorporated herein by reference to Post-Effective Amendment No. 323 to the Registrant’s Registration Statement (No. 33-20827) filed on May 2, 2024.

(125)	Articles Supplementary of Registrant (SGI Enhanced Nasdaq-100 ETF) are incorporated herein by reference to Post-Effective Amendment No. 326 to the Registrant’s Registration Statement (No. 33-20827) filed on June 13, 2024.

(126)	Articles Supplementary of Registrant (F/m Emerald Life Sciences Innovation ETF) are incorporated herein by reference to Post-Effective Amendment No. 333 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2024.

(127)	Articles Supplementary of Registrant (SGI Enhanced Market Leaders ETF) are incorporated herein by reference to Post Effective Amendment No. 339 to the Registrant’s Registration Statement (No. 33-28027) filed on February 14, 2025.

(128)	Articles Supplementary of Registrant (F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF, F/m Yield Curve Steepening Strategy ETF, F/m Yield Curve Flattening Strategy ETF, F/m Rising Interest Rates Strategy ETF, F/m Falling Interest Rates Strategy ETF, F/m U.S. Treasury 3 Month Bill Institutional ETF, F/m Leveraged U.S. Treasury 3-month Bill ETF, F/m Current Coupon Mortgage-Backed ETF, F/m Short Duration High Coupon Tax Free Municipal ETF, F/m Small Cap Core ETF, F/m Small Cap Growth ETF, F/m SMID Equity ETF, F/m High Yield 100 ETF, F/m High Yield High Beta ETF, F/m High Yield Quality ETF, F/m Short Duration High Yield Quality ETF, and F/m Senior Secured High Yield ETF) are incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registration Statement (No. 33-28027) filed on July 18, 2025.

(129)	Articles Amendment of Registrant (F/m US Treasury ETFs and F/m Long-Term Treasury Inflation-Protected Security (TIPS) ETF, f/k/a F/m Leveraged U.S. Treasury 3-month Bill ETF) are incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registration Statement (No. 33-28027) filed on July 18, 2025.

(130)	Articles Supplementary of Registrant (Emerald Banking & Finance Evolution Fund, Emerald Growth Fund, and F/m Emerald Special Situations ETF) are incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registration Statement (No. 33-28027) filed on July 18, 2025.

(131)	Articles Supplementary of Registrant (F/m Compoundr High Yield Bond ETF, F/m Compoundr Total Return Bond ETF, F/m Compoundr AAA CLO ETF, F/m Compoundr U.S. Treasury 10-Year Note ETF, F/m Compoundr Investment Grade Bond ETF, and F/m Compoundr U.S. Aggregate Bond ETF) are incorporated herein by reference to Post-Effective Amendment No. 362 to the Registrant’s Registration Statement (No. 33-28027) filed on August 11, 2025.

(132)	Articles Supplementary of Registrant (Motley Fool Innovative Growth Factor ETF, Motley Fool Crowdsource ETF, Motley Fool Value Factor ETF, Motley Fool Enhanced Income ETF, Motley Fool International Opportunities ETF, Motley Fool Large Cap Growth ETF, Motley Fool Momentum Factor ETF, Motley Fool Multi-Factor ETF, Motley Fool Smart Volatility Factor ETF, Motley Fool 100 Equal Weight ETF, Motley Fool Next Equal Weight ETF, Motley Fool 100 Minimum Volatility ETF, Motley Fool Next Minimum Volatility ETF, Motley Fool Rising 100 ETF, and Motley Fool Rising 100 Minimum Volatility ETF ) are incorporated herein by reference to Post-Effective Amendment No. 377 to the Registrant’s Registration Statement (No. 33-28027) filed on December 4, 2025.

(133)	Articles Amendment of Registrant (F/m Callable Tax-Free Municipal ETF (f/k/a F/m Short Duration High Coupon Tax Free Municipal ETF)) is incorporated herein by reference to Post-Effective Amendment No. 367 to the Registrant’s Registration Statement (No. 33-28027) filed on September 26, 2025.

(134)	Articles Amendment of Registrant (F/m Ultrashort Tax-Free Municipal ETF (f/k/a F/m Callable Tax-Free Municipal ETF)) is incorporated herein by reference to Post-Effective Amendment No. 371 to the Registrant’s Registration Statement (No. 33-28027) filed on October 31, 2025.

(135)	Articles Supplementary of Registrant (F/m Ultrashort Treasury Inflation-Protected Security (TIPS) Fund – Institutional Class Shares, F/m US Treasury 30 Year Bond Fund – Institutional Class Shares, F/m US Treasury 20 Year Bond Fund - Institutional Class Shares, F/m US Treasury 10 Year Note Fund - Institutional Class Shares, F/m US Treasury 7 Year Note Fund - Institutional Class Shares, F/m US Treasury 5 Year Note Fund - Institutional Class Shares, F/m US Treasury 3 Year Note Fund - Institutional Class Shares, F/m US Treasury 2 Year Note Fund - Institutional Class Shares, F/m US Treasury 12 Month Bill Fund - Institutional Class Shares, F/m US Treasury 6 Month Bill Fund - Institutional Class Shares, F/m US Treasury 3 Month Bill Fund - Institutional Class Shares) will be filed by amendment.

(136)	Articles Amendment of Registrant (F/m Ultrashort Treasury Inflation-Protected Security (TIPS) Fund – ETF Class Shares, F/m US Treasury 30 Year Bond Fund – ETF Class Shares, F/m US Treasury 20 Year Bond Fund - ETF Class Shares, F/m US Treasury 10 Year Note Fund - ETF Class Shares, F/m US Treasury 7 Year Note Fund - ETF Class Shares, F/m US Treasury 5 Year Note Fund - ETF Class Shares, F/m US Treasury 3 Year Note Fund - ETF Class Shares, F/m US Treasury 2 Year Note Fund - ETF Class Shares, F/m US Treasury 12 Month Bill Fund - ETF Class Shares, F/m US Treasury 6 Month Bill Fund – ETF Class Shares, F/m US Treasury 3 Month Bill Fund - ETF Class Shares) will be filed by amendment.

(137)	Articles Supplementary of Registrant (F/m Compoundr Ultrashort Treasury ETF, F/m Compoundr Intermediate Treasury ETF, F/m Compoundr Long Treasury ETF) are incorporated herein by reference to Post-Effective Amendment No. 378 to the Registrant’s Registration Statement (No. 33-28027) filed on December 10, 2025.

(b)	By-Laws.

(1)	By-Laws, as amended, are incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(c)	Instruments Defining Rights of Security Holders.

(1)	See Articles VI, VII, VIII, IX and XI of Registrant’s Articles of Incorporation dated February 17, 1988 which are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	See Articles II, III, VI, XIII, and XIV of Registrant’s By-Laws as amended through August 25, 2004, which are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(d)	Investment Advisory Contracts.

(1)	Reserved.

(2)	Reserved.

(3)	Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement (No. 33-20827) filed on February 27, 2008.

(4)	Amendment No. 1 to the Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(5)	Reserved.

(6)	Expense Limitation and Reimbursement Agreement (Boston Partners Investment Funds) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 261 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2020.

(7)	Investment Advisory Agreement (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(8)	Expense Limitation and Reimbursement Agreement (SGI U.S. Large Cap Equity Fund and SGI Global Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(9)	Investment Advisory Agreement (Boston Partners Investment Funds) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(10)	Addendum No. 1 to Investment Advisory Agreement (Boston Partners Global Long/Short Fund f/k/a Robeco Boston Partners Global Long/Short Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(11)	Investment Advisory Agreement (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(12)	Contractual Fee Waiver Agreement (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(13)	Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(14)	Amended and Restated Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Offshore Fund SPC (f/k/a Abbey Capital Offshore Fund Limited) and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(15)	Reserved.

(16)	Reserved.

(17)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Eclipse Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(18)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Graham Capital Management, LP is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(a)	Amendment to Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Graham Capital Management, LP is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(b)	Amendment to Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Graham Capital Management, LP is incorporated by reference to Post-Effective Amendment 327 to the Registrant’s Registration Statement (No. 33-20827) filed on July 19, 2024.

(19)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and P/E Global LLC is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(20)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Revolution Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(21)	Reserved.

(22)	Addendum No. 2 to Investment Advisory Agreement (WPG Partners Small Cap Value Diversified Fund f/k/a WPG Partners Small/Micro Cap Value Fund f/k/a Robeco WPG Small/Micro Cap Value Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(23)	Investment Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(24)	Reserved.
(25)	Reserved.

(26)	Reserved.

(27)	Sub-Advisory Agreement (Adara Smaller Companies Fund) among Registrant, Altair Advisers LLC and Aperio Group, LLC will be filed by amendment.

(28)	Investment Sub-Advisory Agreement (Adara Smaller Companies Fund) among Registrant, Altair Advisers LLC and Driehaus Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(29)	Reserved.

(30)	Investment Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and Pacific Ridge Capital Partners, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(31)	Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and Pier Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(32)	Investment Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and River Road Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(33)	Addendum No. 3 to Investment Advisory Agreement (Boston Partners Emerging Markets Dynamic Equity Fund f/k/a Boston Partners Emerging Markets Long/Short Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(34)	Reserved.

(35)	Reserved.

(36)	Reserved.

(37)	Reserved.

(38)	Reserved.

(39)	Investment Advisory Agreement (Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio) between Registrant and Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(40)	Expense Limitation and Reimbursement Agreement (Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio) between Registrant and Matson Money Inc. is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(41)	Addendum No. 4 to Investment Advisory Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(42)	First Amendment to Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(43)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Aspect Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(44)	Reserved.

(45)	Reserved.

(46)	Investment Advisory Agreement (Campbell Systematic Macro Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(47)	Investment Advisory Agreement (Campbell Systematic Macro Fund) between Campbell Systematic Macro Offshore Limited and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(48)	Expense Limitation and Reimbursement Agreement (Campbell Systematic Macro Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(49)	Addendum No. 5 to Investment Advisory Agreement (Boston Partners Emerging Markets Fund) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(50)	Reserved.

(51)	Reserved.

(52)	Reserved.

(53)	Expense Limitation and Reimbursement Agreement (Abbey Capital Futures Strategy Fund and Abbey Capital Multi Asset Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(54)	Investment Advisory Agreement (Motley Fool 100 Index ETF) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 290 to the Registrant’s Registration Statement (33-20827) filed on May 23, 2022.

(55)	Investment Advisory Agreement (Aquarius International Fund) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(56)	Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers, LLC and Aperio Group, LLC will be filed by amendment.

(57)	Investment Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers LLC and Driehaus Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(58)	Investment Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers LLC and Mawer Investment Management Ltd. is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(59)	Investment Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers LLC and Boston Partners Global Investors, Inc. is incorporate herein by reference to Post-Effective Amendment No. 305 to the Registrant’s Registration Statement (No. 33-20827) filed on April 27, 2023.

(60)	Investment Advisory Agreement (Abbey Capital Multi Asset Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(61)	Investment Advisory Agreement (Abbey Capital Multi Asset Fund) between Abbey Capital Multi Asset Offshore Fund Limited and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(62)	Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, Abbey Capital Multi Asset Offshore Fund Limited and Aspect Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(63)	Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, Abbey Capital Multi Asset Offshore Fund Limited and Eclipse Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(64)	Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, Abbey Capital Multi Asset Offshore Fund Limited and Revolution Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(65)	Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, Abbey Capital Multi Asset Offshore Fund Limited and Welton Investment Partners LLC is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(66)	Reserved.

(67)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Welton Investment Partners LLC is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(68)	Amendment No. 2 to the Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(69)	Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, Abbey Capital Multi Asset Offshore Fund Limited and Tudor Investment Corporation is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(70)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Tudor Investment Corporation is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(71)	Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Onshore Series LLC and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(72)	Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Master Offshore Fund Limited and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(73)	Investment Advisory Agreement (Motley Fool Small-Cap Growth ETF) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 290 to the Registrant’s Registration Statement (33-20827) filed on May 23, 2022.

(74)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Episteme Capital Partners (UK) LLP is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(75)	Reserved.

(76)	Reserved.

(77)	Reserved.

(78)	Reserved.

(79)	Addendum No. 6 to Investment Advisory Agreement (Boston Partners Small Cap Value Fund II and Boston Partners Emerging Markets Dynamic Equity Fund f/k/a Boston Partners Emerging Markets Long/Short Fund) is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(80)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Crabel Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 260 to the Registrant’s Registration Statement (No. 33-20827) filed on February 14, 2020.

(81)	Investment Advisory Agreement (SGI U.S. Large Cap Equity VI Portfolio) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 264 to the Registrant’s Registration Statement (No. 33-20827) filed on April 28, 2020.

(82)	Amended Appendix A to Expense Limitation and Reimbursement Agreement (Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio) between Registrant and Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement (No. 33-20827) filed on December 18, 2020.

(83)	Amended Appendix A to Expense Limitation and Reimbursement Agreement (Abbey Capital Futures Strategy Fund and Abbey Capital Multi Asset Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement (No. 33-20827) filed on December 18, 2020.

(84)	Amended Appendix A to Expense Limitation and Reimbursement Agreement (SGI U.S. Large Cap Equity Fund, SGI Global Equity Fund, and SGI U.S. Large Cap Equity VI Portfolio) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 336 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2024.

(85)	Amended Appendix A to Expense Limitation and Reimbursement Agreement (Boston Partners Funds) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 323 to the Registrant’s Registration Statement (No. 33-20827) filed on May 2, 2024.

(86)	Investment Advisory Agreement (SGI Peak Growth Fund, SGI Prudent Growth Fund, and SGI Conservative Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(87)	Addendum No. 7 to Investment Advisory Agreement (Boston Partners Small Cap Value Fund II, Boston Partners Emerging Markets Fund and Boston Partners Emerging Markets Dynamic Equity Fund f/k/a Boston Partners Emerging Markets Long/Short Fund) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(88)	Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, Abbey Capital Multi Asset Offshore Fund Limited and Crabel Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(89)	Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, ACMAF Onshore Series LLC, ACMAF Offshore SPC and Graham Capital Management LP is incorporated herein by reference to Post-Effective Amendment No. 321 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2024.

(90)	Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, ACMAF Onshore Series LLC, ACMAF Offshore SPC and Winton Capital Management Limited is incorporated by reference to Post-Effective Amendment No. 327 to the Registrant’s Registration Statement (No. 33-20827) filed on July 19, 2024.

(91)	Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, ACMAF Onshore Series LLC, ACMAF Offshore SPC, and Systematica Investments Limited is incorporated by reference to Post-Effective Amendment No. 335 to the Registrant’s Registration Statement (No. 33-20827) filed on July 19, 2024.

(92)	Reserved.

(93)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Registrant, Abbey Capital Limited, Abbey Capital Onshore Series LLC, Abbey Capital Offshore Fund SPC and Winton Capital Management Limited is incorporated herein by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement (No. 33-20827) filed on December 18, 2020.

(94)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Registrant, Abbey Capital Limited, Abbey Capital Onshore Series LLC, Abbey Capital Offshore Fund SPC and QMS Capital Management LP is incorporated herein by reference to Post-Effective Amendment No. 323 to the Registrant’s Registration Statement (No. 33-20827) filed on May 2, 2024.

(95)	Reserved.

(96)	Reserved.

(97)	Reserved.

(98)	Reserved.

(99)	Reserved.

(100)	Reserved.

(101)	Form of Expense Limitation and Reimbursement Agreement (SGI Peak Growth Fund and SGI Prudent Growth Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 336 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2024.

(102)	Investment Advisory Agreement (SGI Small Cap Growth Fund f/k/a Bogle Investment Management Small Cap Growth Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 283 to the Registrant’s Registration Statement (No. 33-20827) filed on October 15, 2021.

(103)	Expense Limitation and Reimbursement Agreement (SGI Small Cap Growth Fund f/k/a Bogle Investment Management Small Cap Growth Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 283 to the Registrant’s Registration Statement (No. 33-20827) filed on October 15, 2021.

(104)	Investment Advisory Agreement (Motley Fool Global Opportunities ETF and Motley Fool Mid-Cap Growth ETF) between Registrant and Motley Fool Asset Management, LLC are incorporated herein by reference to Post-Effective Amendment No. 287 to the Registrant’s Registration Statement (33-20827) filed on December 29, 2021.

(105)	Investment Advisory Agreement (Optima Strategic Credit Fund) between Registrant and Optima Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(106)	Sub-Advisory Agreement (Optima Strategic Credit Fund) among Registrant, Optima Asset Management LLC, and Anthony Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(107)	Expense Limitation and Reimbursement Agreement (Optima Strategic Credit Fund) between Registrant and Optima Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(108)	Addendum No. 8 to Investment Advisory Agreement (Boston Partners Global Sustainability Fund and WPG Partners Select Small Cap Value Fund) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(109)	Investment Advisory Agreement (Motley Fool Next Index ETF and Motley Fool Capital Efficiency 100 Index ETF) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 287 to the Registrant’s Registration Statement (33-20827) filed on December 29, 2021.

(110)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Limited, Abbey Capital Onshore Series LLC, Abbey Capital Offshore Fund SPC and R. G. Niederhoffer Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 286 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2021.

(111)	Investment Advisory Agreement (SGI U.S. Large Cap Core ETF and SGI Dynamic Tactical ETF) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 306 to the Registrant’s Registration Statement (No. 33-20827) filed on June 16, 2023.

(112)	Sub-Advisory Agreement (SGI U.S. Large Cap Core ETF and SGI Dynamic Tactical ETF) between Summit Global Investments, LLC and SG Trading Solutions, LLC is incorporated herein by reference to Post-Effective Amendment No. 306 to the Registrant’s Registration Statement (No. 33-20827) filed on June 16, 2023.

(113)	Investment Advisory Agreement (F/m US Treasury ETFs (f/k/a US Treasury ETFs)) between Registrant and F/m Investments LLC d/b/a North Slope Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 310 to the Registrant’s Registration Statement (No. 33-20827) filed on October 27, 2023.

(114)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Limited, Abbey Capital Onshore Series LLC, Abbey Capital Offshore Fund SPC and Systematica Investments Limited is incorporated herein by reference to Post-Effective Amendment No. 300 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2022.

(115)	Investment Advisory Agreement (Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, and Oakhurst Short Duration High Yield Credit Fund) between Registrant and F/m Investments LLC d/b/a Oakhurst Capital Management is incorporated herein by reference to Post-Effective Amendment No. 313 to the Registrant’s Registration Statement (No. 33-20827) filed on December 22, 2023.

(116)	Expense Limitation Agreement (Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, and Oakhurst Short Duration High Yield Credit Fund) between Registrant and F/m Investments LLC d/b/a Oakhurst Capital Management is incorporated herein by reference to Post-Effective Amendment No. 313 to the Registrant’s Registration Statement (No. 33-20827) filed on December 22, 2023.

(117)	Reserved.

(118)	Investment Advisory Agreement (F/m Investments Large Cap Focused Fund) between Registrant and F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 313 to the Registrant’s Registration Statement (No. 33-20827) filed on December 22, 2023.

(119)	Expense Limitation Agreement (F/m Investments Large Cap Focused Fund) between Registrant and F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 313 to the Registrant’s Registration Statement (No. 33-20827) filed on December 22, 2023.

(120)	Investment Advisory Agreement (F/m Opportunistic Income ETF) between Registrant and F/m Investments LLC d/b/a North Slope Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 310 to the Registrant’s Registration Statement (No. 33-20827) filed on October 27, 2023.

(121)	Investment Advisory Agreement (F/m 6-Month Investment Grade Corporate Bond ETF, F/m 9-18 Month Investment Grade Corporate Bond ETF, F/m 2-Year Investment Grade Corporate Bond ETF, F/m 3-Year Investment Grade Corporate Bond ETF, F/m 5-Year Investment Grade Corporate Bond ETF, F/m 7-Year Investment Grade Corporate Bond ETF, F/m 10-Year Investment Grade Corporate Bond ETF, F/m 20-Year Investment Grade Corporate Bond ETF, F/m 30-Year Investment Grade Corporate Bond ETF and F/m 15+ Year Investment Grade Corporate Bond ETF) between Registrant and F/m Investments LLC d/b/a North Slope Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 318 to the Registrant’s Registration Statement (No. 33-20827) filed on February 15, 2024.

(122)	Investment Advisory Agreement (SGI Enhanced Global Income ETF and SGI Enhanced Core ETF) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 321 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2024.

(123)	Investment Sub-Advisory Agreement (SGI Enhanced Global Income ETF and SGI Enhanced Core ETF) between Summit Global Investments, LLC and SG Trading Solutions, LLC is incorporated herein by reference to Post-Effective Amendment No. 321 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2024.

(124)	Addendum No. 9 to Investment Advisory Agreement (WPG Partners Select Hedged Fund) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 323 to the Registrant’s Registration Statement (No. 33-20827) filed on May 2, 2024.

(125)	Investment Advisory Agreement (SGI Enhanced Nasdaq-100 ETF) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 326 to the Registrant’s Registration Statement (No. 33-20827) filed on June 13, 2024.
(126)	Investment Sub-Advisory Agreement (SGI Enhanced Nasdaq-100 ETF) between Summit Global Investments, LLC and SG Trading Solutions, LLC is incorporated herein by reference to Post-Effective Amendment No. 326 to the Registrant’s Registration Statement (No. 33-20827) filed on June 13, 2024.

(127)	Investment Advisory Agreement (F/m Emerald Life Sciences Innovation ETF) between Registrant and F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement (No. 33-20827) filed on September 23, 2025.

(128)	Investment Sub-Advisory Agreement (F/m Emerald Life Sciences Innovation ETF) between F/m Investments LLC and Emerald Mutual Fund Advisers Trust is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement (No. 33-20827) filed on September 23, 2025.

(129)	Form of Expense Limitation and Reimbursement Agreement (F/m Emerald Life Sciences Innovation ETF) between Registrant and F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 333 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2024.

(130)	Investment Advisory Agreement (SGI Enhanced Market Leaders ETF) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 340 to the Registrant’s Registration Statement (No. 33-20827) filed on February 19, 2025.

(131)	Investment Sub-Advisory Agreement (SGI Enhanced Market Leaders ETF) between Summit Global Investments, LLC and SG Trading Solutions, LLC is incorporated herein by reference to Post-Effective Amendment No. 340 to the Registrant’s Registration Statement (No. 33-20827) filed on February 19, 2025.

(132)	Investment Advisory Agreement (F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF, F/m Yield Curve Steepening Strategy ETF, F/m Yield Curve Flattening Strategy ETF, F/m Rising Interest Rates Strategy ETF and F/m Falling Interest Rates Strategy ETF) between Registrant and F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 342 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2025.

(133)	Investment Advisory Agreement (F/m High Yield 100 ETF, F/m High Beta High Yield ETF, F/m High Quality High Yield ETF, F/m Short Duration Quality High Yield ETF, F/m Senior Secured High Yield ETF, F/m U.S. Treasury 3-Month Bill Institutional ETF, F/m Leveraged U.S. Treasury 3-Month Bill ETF, F/m Current Coupon Mortgage-Backed Securities ETF, F/m Ultrashort Tax-Free Municipal ETF (f/k/a F/m Short Duration High Coupon Tax-Free Municipal ETF), F/m Small Cap Core ETF, F/m Small Cap Growth ETF, and F/m SMID Equity ETF) between Registrant and F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 345 to the Registrant’s Registration Statement (No. 33-20827) filed on April 4, 2025.

(134)	Form of Investment Advisory Agreement (Emerald Banking & Finance Evolution Fund and Emerald Growth Fund) between Registrant and Emerald Mutual Fund Advisers Trust is incorporated herein by reference to Post-Effective Amendment No. 350 to the Registrant’s Registration Statement (No. 33-20827) filed on May 2, 2025.

(135)	Form of Expense Limitation and Reimbursement Agreement (Emerald Banking & Finance Evolution Fund and Emerald Growth Fund) between Registrant and Emerald Mutual Fund Advisers Trust is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.

(136)	Form of Expense Waiver and Reimbursement Agreement (Emerald Growth Fund) between Registrant and Emerald Mutual Fund Advisers Trust is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.

(137)	Investment Advisory Agreement (F/m Emerald Special Situations ETF) between Registrant and F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 371 to the Registrant’s Registration Statement (No. 33-28027) filed on October 31, 2025.

(138)	Investment Sub-Advisory Agreement (F/m Emerald Special Situations ETF) between F/m Investments LLC and Emerald Mutual Fund Advisers Trust is incorporated herein by reference to Post-Effective Amendment No. 371 to the Registrant’s Registration Statement (No. 33-28027) filed on October 31, 2025.

(139)	Investment Advisory Agreement (F/m Compoundr High Yield Bond ETF, F/m Compoundr Total Return Bond ETF, F/m Compoundr AAA CLO ETF, F/m Compoundr U.S. Treasury 10-Year Note ETF, F/m Compoundr Investment Grade Bond ETF, and F/m Compoundr U.S. Aggregate Bond ETF) between Registrant and F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 362 to the Registrant’s Registration Statement (No. 33-28027) filed on August 11, 2025.

(140)	Investment Advisory Agreement (Motley Fool Innovative Growth Factor ETF, Motley Fool Crowdsource ETF, Motley Fool Value Factor ETF, Motley Fool Enhanced Income ETF, Motley Fool International Opportunities ETF, Motley Fool Large Cap Growth ETF, Motley Fool Momentum Factor ETF, Motley Fool Multi-Factor ETF, Motley Fool Smart Volatility Factor ETF, Motley Fool 100 Equal Weight ETF, Motley Fool Next Equal Weight ETF, Motley Fool 100 Minimum Volatility ETF, Motley Fool Next Minimum Volatility ETF, Motley Fool Rising 100 ETF, and Motley Fool Rising 100 Minimum Volatility ETF ) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 377 to the Registrant’s Registration Statement (No. 33-28027) filed on December 4, 2025.

(141)	Expense Limitation Agreement (F/m Compoundr High Yield Bond ETF) between Registrant and F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 371 to the Registrant’s Registration Statement (No. 33-28027) filed on October 31, 2025.

(142)	Expense Limitation Agreement (F/m Compoundr U.S. Aggregate Bond ETF) between Registrant and F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 371 to the Registrant’s Registration Statement (No. 33-28027) filed on October 31, 2025.

(143)	Investment Advisory Agreement (F/m Ultrashort Treasury Inflation-Protected Security (TIPS) Fund – Institutional Class Shares, F/m US Treasury 30 Year Bond Fund – Institutional Class Shares, F/m US Treasury 20 Year Bond Fund - Institutional Class Shares, F/m US Treasury 10 Year Note Fund - Institutional Class Shares, F/m US Treasury 7 Year Note Fund - Institutional Class Shares, F/m US Treasury 5 Year Note Fund - Institutional Class Shares, F/m US Treasury 3 Year Note Fund - Institutional Class Shares, F/m US Treasury 2 Year Note Fund - Institutional Class Shares, F/m US Treasury 12 Month Bill Fund - Institutional Class Shares, F/m US Treasury 6 Month Bill Fund - Institutional Class Shares, F/m US Treasury 3 Month Bill Fund - Institutional Class Shares) between Registrant and F/m Investments LLC will be filed by amendment.

(144)	Investment Advisory Agreement (F/m Compoundr Ultrashort Treasury ETF, F/m Compoundr Intermediate Treasury ETF, F/m Compoundr Long Treasury ETF) between Registrant and F/m Investments LLC is filed herewith.

(145)	Expense Limitation Agreement (F/m Compoundr Ultrashort Treasury ETF, F/m Compoundr Intermediate Treasury ETF and F/m Compoundr Long Treasury ETF) between Registrant and F/m Investments LLC is filed herewith.

(e)	Underwriting Contracts.

(1)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Abbey Capital Limited dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(a)	Amendment to Distribution Agreement between Registrant, Quasar Distributors, LLC, and Abbey Capital Limited dated July 11, 2017 is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

(b)	Amendment to Distribution Agreement (Abbey Capital Multi-Asset Fund) between Registrant, Quasar Distributors, LLC and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(c)	Novation Agreement between Registrant, Quasar Distributors, LLC, and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 264 to the Registrant’s Registration Statement (No. 33-20827) filed on April 28, 2020.

(d)	First Amendment to the Distribution Agreement between Registrant, Quasar Distributors, LLC, and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(e)	Novation Agreement between Registrant, Quasar Distributors, LLC and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 287 to the Registrant’s Registration Statement (33-20827) filed on December 29, 2021.

(2)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Altair Advisers LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(a)	Form of Amendment to the Distribution Agreement (Aquarius International Fund) between Registrant, Quasar Distributors, LLC, and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(b)	Novation Agreement between Registrant, Quasar Distributors, LLC, and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 264 to the Registrant’s Registration Statement (No. 33-20827) filed on April 28, 2020.

(c)	First Amendment to the Distribution Agreement between Registrant, Quasar Distributors, LLC, and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(d)	Novation Agreement between Registrant, Quasar Distributors, LLC and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 287 to the Registrant’s Registration Statement (33-20827) filed on December 29, 2021.

(3)	Reserved.

(4)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(a)	Amendment to the Distribution Agreement between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(b)	Reserved.

(c)	Novation Agreement between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 264 to the Registrant’s Registration Statement (No. 33-20827) filed on April 28, 2020.

(d)	First Amendment to the Distribution Agreement between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(e)	Novation Agreement between Registrant, Quasar Distributors, LLC and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 287 to the Registrant’s Registration Statement (33-20827) filed on December 29, 2021.

(5)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Campbell & Company Investment Adviser LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(a)	Amendment to the Distribution Agreement (Campbell Systematic Macro Fund (f/k/a Campbell Managed Futures 10V Fund)) between Registrant, Quasar Distributors, LLC, and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(b)	Novation Agreement between Registrant, Quasar Distributors, LLC, and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 264 to the Registrant’s Registration Statement (No. 33-20827) filed on April 28, 2020.

(c)	First Amendment to the Distribution Agreement between Registrant, Quasar Distributors, LLC, and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

	(d)	Novation Agreement between Registrant, Quasar Distributors, LLC and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 287 to the Registrant’s Registration Statement (33-20827) filed on December 29, 2021.

(6)	Distribution Agreement between Registrant, Vigilant Distributors, LLC (f/k/a/ Herald Investment Marketing, LLC) and Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(7)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Summit Global Investments, LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(a)	Novation Agreement between Registrant, Quasar Distributors, LLC, and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 264 to the Registrant’s Registration Statement (No. 33-20827) filed on April 28, 2020.

(b)	First Amendment to the Distribution Agreement between Registrant, Quasar Distributors, LLC, and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(c)	Novation Agreement between Registrant, Quasar Distributors, LLC and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 287 to the Registrant’s Registration Statement (33-20827) filed on December 29, 2021.

(8)	ETF Distribution Agreement (Motley Fool ETFs and F/m US Treasury ETFs (f/k/a US Treasury ETFs)) between Registrant and Quasar Distributors, LLC dated August 8, 2022 is incorporated herein by reference to Post-Effective Amendment No. 304 to the Registrant’s Registration Statement (33-20827) filed on March 24, 2023.

(a)	First Amendment to the ETF Distribution Agreement (SGI ETFs) between Registrant and Quasar Distributors, LLC dated January 25, 2023 is incorporated herein by reference to Post-Effective Amendment No. 304 to the Registrant’s Registration Statement (33-20827) filed on March 24, 2023.

(b)	Second Amendment to the ETF Distribution Agreement (F/m Opportunistic Income ETF) between Registrant and Quasar Distributors, LLC is incorporated herein by reference to Post-Effective Amendment No. 309 to the Registrant’s Registration Statement (No. 33-20827) filed on October 13, 2023.

(c)	Third Amendment to the ETF Distribution Agreement (F/m 6-Month Investment Grade Corporate Bond ETF, F/m 9-18 Month Investment Grade Corporate Bond ETF (f/k/a F/m 1-Year Investment Grade Corporate Bond ETF), F/m 2-Year Investment Grade Corporate Bond ETF, F/m 3-Year Investment Grade Corporate Bond ETF, F/m 5-Year Investment Grade Corporate Bond ETF, F/m 7-Year Investment Grade Corporate Bond ETF, F/m 10-Year Investment Grade Corporate Bond ETF, F/m 20-Year Investment Grade Corporate Bond ETF, F/m 30-Year Investment Grade Corporate Bond ETF and F/m 15+ Year Investment Grade Corporate Bond ETF) between Registrant and Quasar Distributors, LLC is incorporated herein by reference to Post-Effective Amendment No. 313 to the Registrant’s Registration Statement (No. 33-20827) filed on December 22, 2023.

(d)	Fourth Amendment to the ETF Distribution Agreement (SGI Enhanced Global Income ETF and SGI Enhanced Core ETF) between Registrant and Quasar Distributors, LLC is incorporated herein by reference to Post-Effective Amendment No. 321 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2024.

(e)	Fifth Amendment to the ETF Distribution Agreement (SGI Enhanced Nasdaq-100 ETF) between Registrant and Quasar Distributors, LLC is incorporated by reference to Post-Effective Amendment 327 to the Registrant’s Registration Statement (No. 33-20827) filed on July 19, 2024.

(f)	Sixth Amendment to the ETF Distribution Agreement (F/m Emerald Life Sciences Innovation ETF) between Registrant and Quasar Distributors, LLC is incorporated herein by reference to Post-Effective Amendment No. 336 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2024.

(g)	Seventh Amendment to the ETF Distribution Agreement (SGI Enhanced Market Leaders ETF, F/m High Yield 100 ETF and F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF) between Registrant and Quasar Distributors, LLC is incorporated herein by reference to Post-Effective Amendment No. 352 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 2025.

(h)	Eighth Amendment to the ETF Distribution Agreement (F/m Emerald Special Situations ETF) between Registrant and Quasar Distributors, LLC is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement (No. 33-20827) filed on September 23, 2025.

(i)	Ninth Amendment to the ETF Distribution Agreement (F/m Compoundr High Yield Bond ETF and F/m Compoundr U.S. Aggregate Bond ETF) between Registrant and Quasar Distributors, LLC is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement (No. 33-20827) filed on September 23, 2025.

(j)	Tenth Amendment to the ETF Distribution Agreement (Motley Fool Innovative Growth Factor ETF, Motley Fool Crowdsource ETF, Motley Fool Value Factor ETF, Motley Fool Enhanced Income ETF, Motley Fool International Opportunities ETF, Motley Fool Large Cap Growth ETF, Motley Fool Momentum Factor ETF, Motley Fool Multi-Factor ETF, Motley Fool Smart Volatility Factor ETF, Motley Fool 100 Equal Weight ETF, Motley Fool Next Equal Weight ETF, Motley Fool 100 Minimum Volatility ETF, Motley Fool Next Minimum Volatility ETF, Motley Fool Rising 100 ETF, and Motley Fool Rising 100 Minimum Volatility ETF ) between Registrant and Quasar Distributors, LLC will be filed by amendment.

(k)	Eleventh Amendment to the ETF Distribution Agreement (F/m Compoundr Ultrashort Treasury ETF, F/m Compoundr Intermediate Treasury ETF, F/m Compoundr Long Treasury ETF) between Registrant and Quasar Distributors, LLC will be filed by amendment.

(9)	Distribution Agreement (Optima Strategic Credit Fund) between Registrant and Quasar Distributors, LLC is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(a)	First Amendment to the Distribution Agreement (Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, Oakhurst Short Duration High Yield Credit Fund and F/m Investments Large Cap Focused Fund) between Registrant and Quasar Distributors, LLC is incorporated herein by reference to Post-Effective Amendment No. 309 to the Registrant’s Registration Statement (No. 33-20827) filed on October 13, 2023.

(b)	Second Amendment to the Distribution Agreement (WPG Partners Select Hedged Fund) is incorporated herein by reference to Post-Effective Amendment No. 339 to the Registrant’s Registration Statement (No. 33-20827) filed on February 14, 2025.

(c)	Third Amendment to the Distribution Agreement (Emerald Banking & Finance Evolution Fund and Emerald Growth Fund) will be filed by amendment.

(d)	Fourth Amendment to the Distribution Agreement (F/m Ultrashort Treasury Inflation-Protected Security (TIPS) Fund – Institutional Class Shares, F/m US Treasury 30 Year Bond Fund – Institutional Class Shares, F/m US Treasury 20 Year Bond Fund - Institutional Class Shares, F/m US Treasury 10 Year Note Fund - Institutional Class Shares, F/m US Treasury 7 Year Note Fund - Institutional Class Shares, F/m US Treasury 5 Year Note Fund - Institutional Class Shares, F/m US Treasury 3 Year Note Fund - Institutional Class Shares, F/m US Treasury 2 Year Note Fund - Institutional Class Shares, F/m US Treasury 12 Month Bill Fund - Institutional Class Shares, F/m US Treasury 6 Month Bill Fund - Institutional Class Shares, F/m US Treasury 3 Month Bill Fund - Institutional Class Shares) will be filed by amendment.

(10)	Form of Authorized Participant Agreement is incorporated herein by reference to Post-Effective Amendment No. 304 to the Registrant’s Registration Statement (33-20827) filed on March 24, 2023.

(f)	Bonus or Profit Sharing Contracts.

(1)	Form of Deferred Compensation Plan is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(2)	Form of Deferred Compensation Agreement is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(g)	Custodian Agreement.

(1)	Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association dated June 30, 2019 is incorporated herein by reference to Post-Effective Amendment No. 260 to the Registrant’s Registration Statement (No. 33-20827) filed on February 14, 2020.

(2)	First Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(3)	Second Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(4)	Third Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 284 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2021.

(5)	Fourth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(6)	Fifth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(7)	Sixth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 293 to the Registrant’s Registration Statement (No. 33-20827) filed on August 5, 2022.

(8)	Seventh Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 300 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2022.

(9)	Eighth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 310 to the Registrant’s Registration Statement (No. 33-20827) filed on October 27, 2023.

(10)	Ninth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 312 to the Registrant’s Registration Statement (No. 33-20827) filed on November 22, 2023.

(11)	Tenth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 316 to the Registrant’s Registration Statement (No. 33-20827) filed on January 9, 2024.

(12)	Eleventh Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 320 to the Registrant’s Registration Statement (No. 33-20827) filed on February 26, 2024.

(13)	Twelfth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 323 to the Registrant’s Registration Statement (No. 33-20827) filed on May 2, 2024.

(14)	Thirteenth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated by reference to Post-Effective Amendment 327 to the Registrant’s Registration Statement (No. 33-20827) filed on July 19, 2024.

(15)	Fourteenth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 333 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2024.

(16)	Fifteenth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 342 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2025.

(17)	Sixteenth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.

(18)	Seventeenth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement (No. 33-20827) filed on September 23, 2025.

(19)	Eighteenth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement (No. 33-20827) filed on September 23, 2025.

(20)	Nineteenth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is filed herewith.

(21)	Twentieth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is filed herewith.

(22)	Twenty-first Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association will be filed by amendment.

(h)	Other Material Contracts.

(1)	Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (WPG Small Cap Value Diversified Fund f/k/a WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund – Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(2)	Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 30, 2019 is incorporated herein by reference to Post-Effective Amendment No. 260 to the Registrant’s Registration Statement (No. 33-20827) filed on February 14, 2020.

(3)	Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 30, 2019 is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(4)	Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 30, 2019 is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(5)	First Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(6)	First Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(7)	First Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(8)	Form of Second Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(9)	Form of Second Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(10)	Second Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(11)	Third Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(12)	Third Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(13)	Fourth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(14)	Fourth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(15)	Third Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(16)	Fifth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(17)	Fifth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(18)	Sixth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(19)	Seventh Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(20)	Sixth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(21)	Seventh Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(22)	Fourth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(23)	Fifth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(24)	Eighth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 293 to the Registrant’s Registration Statement (No. 33-20827) filed on August 5, 2022.

(25)	Eighth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 293 to the Registrant’s Registration Statement (No. 33-20827) filed on August 5, 2022.

(26)	Sixth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 293 to the Registrant’s Registration Statement (No. 33-20827) filed on August 5, 2022.

(27)	Ninth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 300 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2022.

(28)	Ninth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 300 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2022.

(29)	Seventh Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 300 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2022.

(30)	Tenth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 310 to the Registrant’s Registration Statement (No. 33-20827) filed on October 27, 2023.

(31)	Tenth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 310 to the Registrant’s Registration Statement (No. 33-20827) filed on October 27, 2023.

(32)	Eighth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 310 to the Registrant’s Registration Statement (No. 33-20827) filed on October 27, 2023.

(33)	Form of Rule 12d1-4 Fund of Funds Investment Agreement is incorporated herein by reference to Post-Effective Amendment No. 308 to the Registrant’s Registration Statement (No. 33-20827) filed on August 30, 2023.

(34)	Eleventh Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 312 to the Registrant’s Registration Statement (No. 33-20827) filed on November 22, 2023.

(35)	Eleventh Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 312 to the Registrant’s Registration Statement (No. 33-20827) filed on November 22, 2023.

(36)	Ninth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 312 to the Registrant’s Registration Statement (No. 33-20827) filed on November 22, 2023.

(37)	Twelfth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 316 to the Registrant’s Registration Statement (No. 33-20827) filed on January 9, 2024.

(38)	Twelfth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 316 to the Registrant’s Registration Statement (No. 33-20827) filed on January 9, 2024.

(39)	Tenth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 316 to the Registrant’s Registration Statement (No. 33-20827) filed on January 9, 2024.

(40)	Reserved.

(41)	Thirteenth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 320 to the Registrant’s Registration Statement (No. 33-20827) filed on February 26, 2024.

(42)	Thirteenth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 320 to the Registrant’s Registration Statement (No. 33-20827) filed on February 26, 2024.

(43)	Eleventh Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 320 to the Registrant’s Registration Statement (No. 33-20827) filed on February 26, 2024.

(44)	Fourteenth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 323 to the Registrant’s Registration Statement (No. 33-20827) filed on May 2, 2024.

(45)	Fourteenth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 323 to the Registrant’s Registration Statement (No. 33-20827) filed on May 2, 2024.

(46)	Twelfth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 323 to the Registrant’s Registration Statement (No. 33-20827) filed on May 2, 2024.

(47)	Fifteenth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to Post-Effective Amendment 327 to the Registrant’s Registration Statement (No. 33-20827) filed on July 19, 2024.

(48)	Fifteenth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to Post-Effective Amendment 327 to the Registrant’s Registration Statement (No. 33-20827) filed on July 19, 2024.

(49)	Thirteenth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to Post-Effective Amendment 327 to the Registrant’s Registration Statement (No. 33-20827) filed on July 19, 2024.

(50)	Sixteenth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 333 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2024.

(51)	Sixteenth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 333 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2024.

(52)	Fourteenth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 333 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2024.

(53)	Seventeenth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 342 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2025.

(54)	Seventeenth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 342 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2025.

(55)	Fifteenth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 342 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2025.

(56)	Eighteenth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.

(57)	Eighteenth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.

(58)	Sixteenth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.

(59)	Licensing Agreement (F/m High Yield 100 ETF) between F/m Investments and Bloomberg Index Services Limited is incorporated herein by reference to Post-Effective Amendment No. 345 to the Registrant’s Registration Statement (No. 33-20827) filed on April 4, 2025.

(60)	Non-12b-1 Shareholder Services Plan (Emerald Banking & Finance Evolution Fund – Class C Shares; Emerald Growth Fund - Class C Shares) is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.

(61)	Non-12b-1 Shareholder Services Plan (Emerald Banking & Finance Evolution Fund – Institutional Class Shares; Emerald Growth Fund - Institutional Class Shares) is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.

(62)	Non-12b-1 Shareholder Services Plan (Emerald Banking & Finance Evolution Fund – Investor Class Shares; Emerald Growth Fund - Investor Class Shares) is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.

(63)	Nineteenth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement (No. 33-20827) filed on September 23, 2025.

(64)	Nineteenth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement (No. 33-20827) filed on September 23, 2025.

(65)	Seventeenth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement (No. 33-20827) filed on September 23, 2025.

(66)	Twentieth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement (No. 33-20827) filed on September 23, 2025.

(67)	Twentieth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement (No. 33-20827) filed on September 23, 2025.

(68)	Eighteenth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement (No. 33-20827) filed on September 23, 2025.

(69)	Twenty-first Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is filed herewith.

(70)	Twenty-first Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is filed herewith.

(71)	Nineteenth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is filed herewith.

(72)	Sublicense Agreement between the Registrant and F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 367 to the Registrant’s Registration Statement (No. 33-28027) filed on September 26, 2025.

(73)	Twenty-second Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is filed herewith.

(74)	Twenty-second Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is filed herewith.

(75)	Twentieth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is filed herewith.

(76)	Twenty-third Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC will be filed by amendment.

(77)	Twenty-third Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC will be filed by amendment.

(78)	Twenty-first Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC will be filed by amendment.

(i)	(1)	Consent of Counsel is filed herewith.

	(2)	Opinion of Counsel is filed herewith.

(j)	(1)	Consent of Cohen & Company, Ltd. is filed herewith.

	(2)	Consent of PricewaterhouseCoopers LLP is filed herewith.

	(3)	Consent of Tait, Weller & Baker LLP is filed herewith.

(k)		None.

(l)		Initial Capital Agreements.

(1)	Subscription Agreement, relating to Classes A through N, is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Classes O and P is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990. (P)

(3)	Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Class Q is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990. (P)

(4)	Subscription Agreement between Registrant and Counselors Securities Inc. relating to Classes R, S, and Alpha 1 through Theta 4 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)	Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes TT and UU (Boston Partners Mid Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(6)	Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes DDD and EEE (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(7)	Purchase Agreement between Registrant and Boston Partners Asset Management relating to Classes III and JJJ (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(8)	Form of Purchase Agreement between Registrant and Boston Partners Asset Management, L. P. relating to Classes KKK and LLL (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(11)	Purchase Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(12)	Purchase Agreement (WPG Partners Small Cap Value Diversified Fund f/k/a WPG Partners Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(13)	Form of Purchase Agreement (Free Market U.S. Equity Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(14)	Form of Purchase Agreement (Free Market International Equity Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(15)	Form of Purchase Agreement (Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(16)	Purchase Agreement (Boston Partners Long/Short Research Fund f/k/a Robeco Boston Partners Long/Short Research Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 4, 2010.

(17)	Form of Purchase Agreement (Boston Partners Global Equity Fund f/k/a Robeco Boston Partners Global Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(18)	Form of Purchase Agreement (Robeco Boston Partners International Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(19)	Purchase Agreement (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(20)	Form of Purchase Agreement (Boston Partners Global Long/Short Fund – Investor Class f/k/a Robeco Boston Partners Global Long/Short Fund-Investor Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(21)	Form of Purchase Agreement (Boston Partners Global Long/Short Fund-Institutional Class f/k/a Robeco Boston Partners Global Long/Short Fund-Institutional Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(22)	Form of Purchase Agreement (SGI Global Equity Fund f/k/a Scotia Dynamic U.S. Growth Fund) between Registrant and Scotia Institutional Asset Management US, Ltd. is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(23)	Form of Purchase Agreement (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(24)	Form of Purchase Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(25)	Purchase Agreement (Boston Partners Emerging Markets Dynamic Equity Fund f/k/a Boston Partners Emerging Markets Long/Short Fund) between Registrant and Robeco Investment Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 187 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2015.

(26)	Reserved.

(27)	Reserved.

(28)	Reserved.

(29)	Purchase Agreement (Campbell Systematic Macro Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(30)	Form of Purchase Agreement (Boston Partners Emerging Markets Fund) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 226 to the Registrant’s Registration Statement (No. 33-20827) filed on August 23, 2017.

(31)	Form of Purchase Agreement (Motley Fool 100 Index ETF) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 235 to the Registrant’s Registration Statement (No. 33-20827) filed on January 19, 2018.

(32)	Purchase Agreement (Aquarius International Fund) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(33)	Form of Purchase Agreement (Abbey Capital Multi Asset Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(34)	Purchase Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(35)	Reserved.

(36)	Reserved.

(37)	Purchase Agreement (SGI U.S. Large Cap Equity VI Portfolio) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 264 to the Registrant’s Registration Statement (No. 33-20827) filed on April 28, 2020.

(38)	Purchase Agreement (SGI Peak Growth Fund, SGI Prudent Growth Fund, and SGI Conservative Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(39)	Reserved.

(40)	Purchase Agreement (Motley Fool Global Opportunities ETF and Motley Fool Mid-Cap Growth ETF) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 286 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2021.

(41)	Purchase Agreement (Optima Strategic Credit Fund) between Registrant and Optima Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(42)	Purchase Agreement (Boston Partners Global Sustainability Fund and WPG Partners Select Small Cap Value Fund) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(43)	Purchase Agreement (Motley Fool Next Index ETF and Motley Fool Capital Efficiency 100 Index ETF) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement (No. 33-20827) filed on March 2, 2022.

(44)	Purchase Agreement (SGI U.S. Large Cap Core ETF and SGI Dynamic Tactical ETF) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 304 to the Registrant’s Registration Statement (33-20827) filed on March 24, 2023.

(45)	Purchase Agreement (US Treasury 10 Year Note ETF, US Treasury 2 Year Note ETF, and US Treasury 3 Month Bill ETF) between Registrant and F/m Investments LLC d/b/a North Slope Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 300 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2022.

(46)	Purchase Agreement (US Treasury 12 Month Bill ETF) between Registrant and F/m Investments LLC d/b/a North Slope Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 300 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2022.

(47)	Purchase Agreement (Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, and Oakhurst Short Duration High Yield Credit Fund) between Registrant and F/m Investments LLC d/b/a Oakhurst Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 313 to the Registrant’s Registration Statement (No. 33-20827) filed on December 22, 2023.

(48)	Purchase Agreement (F/m Investments Large Cap Focused Fund – Investor Class) between Registrant and F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 313 to the Registrant’s Registration Statement (No. 33-20827) filed on December 22, 2023.

(49)	Purchase Agreement (F/m Opportunistic Income ETF) between Registrant and F/m Investments LLC d/b/a North Slope Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 310 to the Registrant’s Registration Statement (No. 33-20827) filed on October 27, 2023.

(50)	Purchase Agreement (US Treasury 6 Month Bill ETF) between Registrant and F/m Investments LLC d/b/a North Slope Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 310 to the Registrant’s Registration Statement (No. 33-20827) filed on October 27, 2023.

(51)	Purchase Agreement (US Treasury 30 Year Bond ETF, US Treasury 20 Year Bond ETF, US Treasury 7 Year Note ETF, US Treasury 5 Year Note ETF, and US Treasury 3 Year Note ETF) between Registrant and F/m Investments LLC d/b/a North Slope Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 310 to the Registrant’s Registration Statement (No. 33-20827) filed on October 27, 2023.

(52)	Purchase Agreement (SGI Enhanced Global Income ETF and SGI Enhanced Core ETF) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 320 to the Registrant’s Registration Statement (No. 33-20827) filed on February 26, 2024.

(53)	Purchase Agreement (F/m 2-Year Investment Grade Corporate Bond ETF, F/m 3-Year Investment Grade Corporate Bond ETF, and F/m 10-Year Investment Grade Corporate Bond ETF) between Registrant and F/m Investments LLC d/b/a North Slope Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 316 to the Registrant’s Registration Statement (No. 33-20827) filed on January 9, 2024.

(54)	Purchase Agreement (WPG Partners Select Hedged Fund) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 323 to the Registrant’s Registration Statement (No. 33-20827) filed on May 2, 2024.

(55)	Purchase Agreement (SGI Enhanced Nasdaq-100 ETF) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 326 to the Registrant’s Registration Statement (No. 33-20827) filed on June 13, 2024.

(56)	Purchase Agreement (F/m Emerald Life Sciences Innovation ETF) between Registrant and Emerald Mutual Fund Advisers Trust is incorporated herein by reference to Post-Effective Amendment No. 333 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2024.

(57)	Form of Purchase Agreement (SGI Enhanced Market Leaders ETF) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 340 to the Registrant’s Registration Statement (No. 33-20827) filed on February 19, 2025.

(58)	Purchase Agreement (F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF) between Registrant and F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 342 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2025.

(59)	Purchase Agreement (F/m Yield Curve Steepening Strategy ETF, F/m Yield Curve Flattening Strategy ETF, F/m Rising Interest Rates Strategy ETF, F/m Falling Interest Rates Strategy ETF, F/m U.S. Treasury 3 Month Bill Institutional ETF, F/m Long-Term Treasury Inflation-Protected Security (TIPS) ETF, F/m Small Cap Core ETF, F/m Small Cap Growth ETF, and F/m SMID Equity ETF ) will be filed by amendment.

(60)	Purchase Agreement (F/m High Yield 100 ETF) between Registrant and F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 345 to the Registrant’s Registration Statement (No. 33-20827) filed on April 4, 2025.

(61)	Purchase Agreement (Emerald Banking & Finance Evolution Fund and Emerald Growth Fund) between Registrant and Emerald Mutual Fund Advisers Trust will be filed by amendment.

(62)	Purchase Agreement (F/m Emerald Special Situations ETF) between Registrant and Emerald Mutual Fund Advisers Trust is incorporated herein by reference to Post-Effective Amendment No. 371 to the Registrant’s Registration Statement (No. 33-28027) filed on October 31, 2025.

(63)	Purchase Agreement (F/m Compoundr High Yield Bond ETF and F/m Compoundr U.S. Aggregate Bond ETF) between Registrant and F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 362 to the Registrant’s Registration Statement (No. 33-28027) filed on August 11, 2025.

(64)	Purchase Agreement (Motley Fool Crowdsource ETF, Motley Fool Enhanced Income ETF, Motley Fool International Opportunities ETF, Motley Fool Large Cap Growth ETF, Motley Fool Multi-Factor ETF, Motley Fool Smart Volatility Factor ETF, Motley Fool 100 Equal Weight ETF, Motley Fool Next Equal Weight ETF, Motley Fool 100 Minimum Volatility ETF, Motley Fool Next Minimum Volatility ETF, Motley Fool Rising 100 ETF, and Motley Fool Rising 100 Minimum Volatility ETF ) between Registrant and Motley Fool Asset Management, LLC will be filed by amendment.

(65)	Purchase Agreement (F/m Ultrashort Tax-Free Municipal ETF (f/k/a F/m Callable Tax-Free Municipal ETF)) is incorporated herein by reference to Post-Effective Amendment No. 367 to the Registrant’s Registration Statement (No. 33-28027) filed on September 26, 2025.
(66)	Purchase Agreement (F/m Ultrashort Treasury Inflation-Protected Security (TIPS) Fund – Institutional Class Shares, F/m US Treasury 30 Year Bond Fund – Institutional Class Shares, F/m US Treasury 20 Year Bond Fund - Institutional Class Shares, F/m US Treasury 10 Year Note Fund - Institutional Class Shares, F/m US Treasury 7 Year Note Fund - Institutional Class Shares, F/m US Treasury 5 Year Note Fund - Institutional Class Shares, F/m US Treasury 3 Year Note Fund - Institutional Class Shares, F/m US Treasury 2 Year Note Fund - Institutional Class Shares, F/m US Treasury 12 Month Bill Fund - Institutional Class Shares, F/m US Treasury 6 Month Bill Fund - Institutional Class Shares, F/m US Treasury 3 Month Bill Fund - Institutional Class Shares ) between Registrant and F/m Investments LLC will be filed by amendment.

(67)

Purchase Agreement (Motley Fool Innovative Growth Factor ETF, Motley Fool Value Factor ETF, and Motley Fool Momentum Factor ETF) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 377 to the Registrant’s Registration Statement (No. 33-28027) filed on December 4, 2025.

(68)	Purchase Agreement (F/m Compoundr Ultrashort Treasury ETF) between Registrant and F/m Investments LLC is filed herewith.

(69)	Purchase Agreement (F/m Compoundr Intermediate Treasury ETF, F/m Compoundr Long Treasury ETF) between Registrant and F/m Investments LLC will be filed by amendment.

(m)	Rule 12b-1 Plan.

(1)	Plan of Distribution (Boston Partners Mid Cap Value Fund - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(2)	Plan of Distribution (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 1998.

(3)	Amendment to Plans of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(4)	Plan of Distribution (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement (No. 33-20827) filed on November 12, 1998.

(5)	Plan of Distribution (Boston Partners Fund (formerly Long Short Equity) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(6)	Plan of Distribution pursuant to Rule 12b-1 (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(7)	Plan of Distribution pursuant to Rule 12b-1 (Boston Partners Long/Short Research Fund-Investor Class f/k/a Robeco Boston Partners Long/Short Research Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(8)	Plan of Distribution pursuant to Rule 12b-1 (Boston Partners Global Equity Fund-Investor Class f/k/a Robeco Boston Partners Global Equity Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(9)	Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners International Equity Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(10)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund — Retail Class) is incorporated by reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(11)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund – Class A) is incorporated by reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(12)	Plan of Distribution pursuant to Rule 12b-1 (Boston Partners Global Long/Short Fund – Investor Class f/k/a Robeco Boston Partners Global Long/Short Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 154 to the Registrant’s Registration Statement (No. 33-20827) filed on July 11, 2013.

(13)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Futures Strategy Fund — Class A) is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(14)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Futures Strategy Fund — Class C) is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(15)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund —Class C) is incorporated herein by reference to Post-Effective Amendment No. 184 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2015.

(16)	Reserved

(17)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Small-Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund – Class C) is incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(18)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Futures Strategy Fund — Class T) is incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(19)	Reserved.

(20)	Reserved.

(21)	Plan of Distribution pursuant to Rule 12b-1 (Campbell Systematic Macro Fund — Class A) is incorporated herein by reference to Post-Effective Amendment No. 257 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2019.
(22)	Plan of Distribution pursuant to Rule 12b-1 (Campbell Systematic Macro Fund — Class P) is incorporated herein by reference to Post-Effective Amendment No. 257 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2019.

(23)	Plan of Distribution pursuant to Rule 12b-1 (Campbell Systematic Macro Fund — Class C) is incorporated herein by reference to Post-Effective Amendment No. 257 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2019.

(24)	Plan of Distribution pursuant to Rule 12b-1 (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund – Class A Shares (formerly Class II Shares)) is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

(25)	Plan of Distribution pursuant to Rule 12b-1 (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund – Class C Shares (formerly Institutional Shares)) is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

(26)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Multi Asset Fund – Class A Shares) is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(27)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Multi Asset Fund – Class C Shares) is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(28)	Plan of Distribution pursuant to Rule 12b-1 (Optima Strategic Credit Fund) is incorporated herein by reference to Post-Effective Amendment No. 304 to the Registrant’s Registration Statement (33-20827) filed on March 24, 2023.

(29)	Plan of Distribution pursuant to Rule 12b-1 (Oakhurst Fixed Income Fund – Retail Shares) will be filed by amendment.

(30)	Plan of Distribution pursuant to Rule 12b-1 (F/m Investments Large Cap Focused Fund – Investor Class) is incorporated by reference to Post-Effective Amendment 327 to the Registrant's Registration Statement (No. 33-20827) filed on July 19, 2024.

(31)	Plan of Distribution pursuant to Rule 12b-1 (Emerald Banking & Finance Evolution Fund – Class A Shares) is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.

(32)	Plan of Distribution pursuant to Rule 12b-1 (Emerald Banking & Finance Evolution Fund – Class C Shares) is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.

(33)	Plan of Distribution pursuant to Rule 12b-1 (Emerald Banking & Finance Evolution Fund – Investor Class Shares) is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.
(34)	Plan of Distribution pursuant to Rule 12b-1 (Emerald Growth Fund – Class A Shares) is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.

(35)	Plan of Distribution pursuant to Rule 12b-1 (Emerald Growth Fund – Class C Shares) is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.

(36)	Plan of Distribution pursuant to Rule 12b-1 (Emerald Growth Fund – Investor Class Shares) is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.

(n)	Rule 18f-3 Plan.

(1)	Amended Rule 18f-3 Plan will be filed by amendment.

(o)	Reserved.

(p)	Code of Ethics.

(1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(2)	Code of Ethics of Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 345 to the Registrant’s Registration Statement (No. 33-20827) filed on April 4, 2025.

(3)	Code of Ethics of Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 263 to the Registrant’s Registration Statement (No. 33-20827) filed on March 25, 2020.

(4)	Code of Ethics of Foreside Financial Group, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(5)	Code of Ethics of Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 286 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2021.

(6)	Code of Ethics of Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 305 to the Registrant’s Registration Statement (33-20827) filed on April 27, 2023.

(7)	Code of Ethics of Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 377 to the Registrant’s Registration Statement (No. 33-28027) filed on December 4, 2025.

(8)	Code of Ethics of Aperio Group, LLC is incorporated herein by reference to Post-Effective Amendment No. 313 to the Registrant’s Registration Statement (No. 33-20827) filed on December 22, 2023.

(9)	Code of Ethics of Driehaus Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 377 to the Registrant’s Registration Statement (No. 33-28027) filed on December 4, 2025.

(10)	Code of Ethics of Pacific Ridge Capital Partners, LLC is incorporated herein by reference to Post-Effective Amendment No. 333 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2024.

(11)	Code of Ethics of Pier Capital LLC is incorporated herein by reference to Post-Effective Amendment No. 377 to the Registrant’s Registration Statement (No. 33-28027) filed on December 4, 2025.

(12)	Code of Ethics of River Road Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement (No. 33-20827) filed on September 23, 2025.

(13)	Code of Ethics of Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 345 to the Registrant’s Registration Statement (No. 33-20827) filed on April 4, 2025.

(14)	Code of Ethics of Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 339 to the Registrant’s Registration Statement (No. 33-20827) filed on February 14, 2025.

(15)	Code of Ethics of Mawer Investment Management Ltd. is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement (No. 33-20827) filed on September 23, 2025.

(16)	Reserved.

(17)	Reserved.

(18)	Reserved.

(19)	Reserved.

(20)	Code of Ethics of Vigilant Distributors, LLC is incorporated herein by reference to Post Effective Amendment No. 359 to the Registrant’s Registrations Statement (No 33-28027) filed on July 18, 2025.

(21)	Reserved.

(22)	Code of Ethics of Optima Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 305 to the Registrant’s Registration Statement (33-20827) filed on April 27, 2023.

(23)	Code of Ethics of Anthony Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 339 to the Registrant’s Registration Statement (No. 33-20827) filed on February 14, 2025.

(24)	Code of Ethics of F/m Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 377 to the Registrant’s Registration Statement (No. 33-28027) filed on December 4, 2025.

(25)

Code of Ethics of Emerald Mutual Fund Advisers Trust is incorporated herein by reference to Post-Effective Amendment No. 333 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2024.

Item 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 30.	INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant’s Articles of Incorporation, as amended, incorporated herein by reference as Exhibits (a)(1) and (a)(3), provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 12 of the Investment Advisory Agreement between Registrant and Boston Partners Global Investors, Inc. (“Boston Partners”) (f/k/a Robeco Investment Management, Inc.), incorporated herein by reference to exhibit (d)(9), provides for the indemnification of Boston Partners against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), (“Matson Money”) incorporated herein by reference as exhibits (d)(3) and (d)(39) provides for the indemnification of Matson Money against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Summit Global Investments, LLC (“SGI”) incorporated herein by reference as exhibits (d)(7), (d)(11), (d)(81), (d)(86), (d)(102), (d)(111), (d)(122), (d)(125), and (d)(130) provides for the indemnification of SGI against certain losses.

Section 12 of each of the Investment Advisory Agreements with Abbey Capital Limited (“Abbey Capital”) incorporated herein by reference as exhibits (d)(13), (d)(60) and (d)(61) provides for the indemnification of Abbey Capital against certain losses.

Section 13 of each of the Investment Advisory Agreements with Abbey Capital incorporated herein by reference as exhibits (d)(14) and (d)(71) provides for the indemnification of Abbey Capital against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Altair Advisers LLC (“Altair”) incorporated herein by reference as exhibits (d)(23) and (d)(55) provide for indemnification of Altair against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Campbell & Company Investment Adviser LLC (“CCIA”) incorporated herein by reference as exhibits (d)(46) and (d)(47) provide for indemnification of CCIA against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Motley Fool Asset Management, LLC (“Motley Fool”) incorporated herein by reference to exhibits (d)(54), (d)(73), (d)(104), (d)(109), and (d)(140) provides for indemnification of Motley Fool against certain losses.

Section 12 of the Investment Advisory Agreements between the Registrant and Optima Asset Management LLC (“Optima”) incorporated herein by reference to exhibits (d)(105) provides for indemnification of Optima against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and F/m Investments LLC (“F/m”) incorporated herein by reference to exhibits (d)(113), (d)(115), (d)(118), (d)(120), (d)(121), (d)(127), (d)(132), (d)(133), (d)(137), (d)(139), and (d)(144) provide for the indemnification of F/m against certain losses.

Section 12 of the Investment Advisory Agreements between the Registrant and Emerald Mutual Fund Advisers Trust (“Emerald”) incorporated herein by reference to exhibits (d)(134) provides for indemnification of Emerald against certain losses.

Section 8 of each of the Distribution Agreements between Registrant and Quasar Distributors, LLC incorporated herein by reference to exhibits (e)(1) – (e)(5), and (e)(7) provide for the indemnification of Quasar Distributors, LLC against certain losses.

Section 8 of the Distribution Agreement between Registrant and Vigilant Distributors, LLC incorporated herein by reference to exhibit (e)(6) provides for the indemnification of Vigilant Distributors, LLC against certain losses.

Section 6 of the Distribution Agreement between Registrant and Quasar Distributors, LLC incorporated herein by reference to exhibit (e)(8) provides for the indemnification of Quasar Distributors, LLC against certain losses.

Section 9 of the Distribution Agreement between Registrant and Quasar Distributors, LLC incorporated herein by reference to exhibit (e)(9) provides for the indemnification of Quasar Distributors, LLC against certain losses.

Item 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

1. Boston Partners Global Investors, Inc.

The sole business activity of Boston Partners Global Investors, Inc. (“Boston Partners”), One Beacon Street, 30th Floor, Boston, Massachusetts 02108, is to serve as an investment adviser. Boston Partners provides investment advisory services to the Boston Partners Funds and the WPG Partners Funds. Boston Partners is registered under the Investment Advisers Act of 1940 and serves as an investment adviser to domestic and foreign institutional investors, investment companies, commingled trust funds, private investment partnerships and collective investment vehicles. Below is a list of each executive officer and director of Boston Partners indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Boston Partners	Other Companies	Position With Other Companies
Joseph F. Feeney, Jr. Director, Chief Executive Officer & Chief Investment Officer	Boston Partners Trust Company	Chief Investment Officer
Mark E. Donovan Director, Senior Portfolio Manager
William G. Butterly, III General Counsel, Director of Sustainability & Engagement, & Secretary	Boston Partners Securities, L.L.C.	Chief Legal Officer
	Boston Partners Trust Company	General Counsel, Secretary & Director
	Boston Partners (UK) Limited	Director & Secretary

Mark S. Kuzminskas Chief Operating Officer	Boston Partners Trust Company	Director & Chief Operating Officer
	Boston Partners (UK) Limited	Director & Chief Operating Officer
Kenneth Lengieza Chief Compliance Officer
Greg A. Varner Chief Financial Officer & Treasurer	Boston Partners Trust Company	Chief Financial Officer & Treasurer
	Boston Partners (UK) Limited	Director & Chief Financial Officer
Stan H. Koyanagi Director, Chairperson of the Board of Directors	ORIX Corporation	Director, Managing Executive Officer and Global General Counsel
	ORIX Corporation Europe N.V.	Director & General Counsel
	ORIX Corporation USA	Director & General Counsel
Jeffrey A. Finley Director	ORIX Corporation USA	Head of Corporate Development and Strategic Opportunities; Chief Operating Officer of ORIX Capital Partners, a subsidiary of ORIX Corporation USA
Kiyoshi Habiro Director	ORIX Corporation Europe N.V.	ORIX Corporation Europe N.V.
	Director & Chief Executive Officer	Director & Chief Executive Officer
	OCE Nederland B.V.	OCE Nederland B.V.
	Director	Director
	OCE US Holding, Inc.	OCE US Holding, Inc.
	Director	Director
	Canara Robeco Asset Management Company Limited	Canara Robeco Asset Management Company Limited
Gilbert O. J. Van Hassel Director	Harbor Capital Advisors, Inc.	Director; Senior Managing Director, Group Head of ORIX USA Asset Management & Executive Chairman, ORIX Global Asset Management
David G. Van Hooser Director	Harbor Capital Advisors, Inc.	Director (Chairman of the Board of Directors)

2. Matson Money, Inc.:

The sole business activity of Matson Money, Inc. (“Matson Money”), 5955 Deerfield Blvd., Mason, Ohio 45040, is to serve as an investment adviser. Matson Money is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of Matson Money indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Matson Money, Inc.	Name of Other Company	Position With Other Company
Mark E. Matson CEO	Keep It Tight Fitness, LLC	50% owner
Mark E. Matson CEO	The Matson Family Foundation	100% owner
Michelle Matson Vice President/ Secretary	None	None
Daniel J. List Chief Compliance Officer	None	None

3. Summit Global Investments, LLC:

The sole business activity of Summit Global Investments, LLC (“SGI”), 620 South Main Street, Bountiful, Utah 84010, is to serve as an investment adviser. SGI is registered under the Investment Advisers Act of 1940. The only employment of a substantial nature of each of SGI’s directors and officers is with SGI.

4. Abbey Capital Limited:

Abbey Capital Limited (“Abbey Capital”), 8 St. Stephen’s Green, Dublin 2, Ireland, is registered under the Investment Advisers Act of 1940. The only employment of a substantial nature of each of Abbey Capital’s directors and officers is with Abbey Capital.

5. Altair Advisers LLC:

Altair Advisers LLC (“Altair”), 225 West Washington Street, Chicago, Illinois 60606, is registered under the Investment Advisers Act of 1940. The only employment of a substantial nature of each of Altair’s directors and officers is with Altair.

6. Campbell & Company Investment Adviser LLC:

The principal business activity of Campbell & Company Investment Adviser LLC (“CCIA”), 2850 Quarry Lake Drive, Baltimore, Maryland 21209, is to serve as an investment adviser. CCIA is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of CCIA indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with CCIA	Name of Other Company	Position With Other Company
Dr. Kevin Cole Chief Executive Officer and Chief Investment Officer	Campbell & Company, LP	Chief Executive Officer and Chief Investment Officer
	Campbell & Company, LLC	Director and Chief Executive Officer
	Campbell Absolute Return F1 (Cayman)	Director
	Campbell Systematic Macro Offshore Limited	Director
Thomas P. Lloyd General Counsel, Chief Compliance Officer & Secretary	Campbell & Company, LP	General Counsel, Chief Compliance Officer, and Secretary
	Campbell & Company, LLC	Director, General Counsel and Secretary
	Campbell Financial Services, LLC	Director, President, Chief Compliance Officer, and Secretary
	Campbell Absolute Return F1 (Cayman)	Director
	Campbell Systematic Macro Offshore Limited	Director
	Campbell Offshore Fund Limited SPC	Director
John R. Radle Chief Operating Officer	Campbell & Company, LP	Chief Operating Officer and Treasurer
	Campbell & Company, LLC	Director and Chief Operating Officer
	Campbell Financial Services, LLC	Director and Chief Operating Officer
	Campbell Absolute Return F1 (Cayman)	Director
	Campbell Systematic Macro Offshore Limited	Director

7. Motley Fool Asset Management, LLC:

A description of any other business, profession, vocation, or employment of a substantial nature in which Motley Fool Asset Management, LLC and each director, officer, or partner of Motley Fool Asset Management, LLC is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of Motley Fool Asset Management, LLC, as filed with the SEC on July 31, 2025, and is incorporated herein by this reference.

8. Optima Asset Management LLC:

A description of any other business, profession, vocation, or employment of a substantial nature in which Optima Asset Management LLC and each director, officer, or partner of Optima Asset Management LLC is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of Optima Asset Management LLC, as filed with the SEC on March 31, 2025, and is incorporated herein by this reference.

9. F/m Investments LLC:

A description of any other business, profession, vocation, or employment of a substantial nature in which F/m Investments LLC and each director, officer, or partner of F/m Investments LLC is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of F/m Investments LLC, as filed with the SEC on April 3, 2025, and is incorporated herein by this reference.

10. Emerald Mutual Fund Advisers Trust:

A description of any other business, profession, vocation, or employment of a substantial nature in which Emerald Mutual Fund Advisers Trust and each director, officer, or partner of Emerald Mutual Fund Advisers Trust is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of Emerald Mutual Fund Advisers Trust, as filed with the SEC on March 25, 2025, and is incorporated herein by this reference.

Item 32.	PRINCIPAL UNDERWRITER

(a)(1) Quasar Distributors, LLC (“Quasar”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Capital Advisors Growth Fund, Series of Advisors Series Trust
2.	Chase Growth Fund, Series of Advisors Series Trust
3.	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
4.	Edgar Lomax Value Fund, Series of Advisors Series Trust
5.	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
6.	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
7.	Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
8.	Huber Large Cap Value Fund, Series of Advisors Series Trust
9.	Huber Mid Cap Value Fund, Series of Advisors Series Trust
10.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust
11.	Huber Small Cap Value Fund, Series of Advisors Series Trust
12.	Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
13.	Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
14.	Medalist Partners Short Duration Fund, Series of Advisors Series Trust
15.	O’Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust

16.	PIA BBB Bond Fund, Series of Advisors Series Trust
17.	PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18.	PIA High Yield Fund, Series of Advisors Series Trust
19.	PIA MBS Bond Fund, Series of Advisors Series Trust
20.	PIA Short-Term Securities Fund, Series of Advisors Series Trust
21.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
22.	Poplar Forest Partners Fund, Series of Advisors Series Trust
23.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
24.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust
25.	Pzena International Value Fund, Series of Advisors Series Trust
26.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
27.	Pzena Small Cap Value Fund, Series of Advisors Series Trust
28.	Reverb ETF, Series of Advisors Series Trust
29.	Scharf Fund, Series of Advisors Series Trust
30.	Scharf Global Opportunity Fund, Series of Advisors Series Trust
31.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
32.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
33.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
34.	VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
35.	The Aegis Funds
36.	Allied Asset Advisors Funds
37.	Angel Oak Funds Trust
38.	Angel Oak Strategic Credit Fund
39.	Barrett Opportunity Fund, Inc.
40.	Brookfield Investment Funds
41.	Buffalo Funds
42.	Cushing® Mutual Funds Trust
43.	DoubleLine Funds Trust
44.	EA Series Trust (f/k/a Alpha Architect ETF Trust)
45.	Ecofin Tax-Advantaged Social Impact Fund, Inc.
46.	AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
47.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
48.	AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
49.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
50.	AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
51.	AAM Transformers ETF, Series of ETF Series Solutions
52.	AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
53.	Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
54.	Aptus Defined Risk ETF, Series of ETF Series Solutions
55.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
56.	Aptus Enhanced Yield ETF, Series of ETF Series Solutions
57.	Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
58.	Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
59.	Blue Horizon BNE ETF, Series of ETF Series Solutions
60.	BTD Capital Fund, Series of ETF Series Solutions
61.	Carbon Strategy ETF, Series of ETF Series Solutions
62.	Cboe Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
63.	ClearShares OCIO ETF, Series of ETF Series Solutions
64.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
65.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
66.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions

67.	Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
68.	Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
69.	ETFB Green SRI REITs ETF, Series of ETF Series Solutions
70.	Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
71.	Hoya Capital Housing ETF, Series of ETF Series Solutions
72.	iBET Sports Betting & Gaming ETF, Series of ETF Series Solutions
73.	International Drawdown Managed Equity ETF, Series of ETF Series Solutions
74.	LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
75.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
76.	LHA Market State Tactical Q ETF, Series of ETF Series Solutions
77.	LHA Risk-Managed Income ETF, Series of ETF Series Solutions
78.	Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
79.	Loncar China BioPharma ETF, Series of ETF Series Solutions
80.	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
81.	Nationwide Dow Jones® Risk-Managed Income ETF, Series of ETF Series Solutions
82.	Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
83.	Nationwide Russell 2000® Risk-Managed Income ETF, Series of ETF Series Solutions
84.	Nationwide S&P 500® Risk-Managed Income ETF, Series of ETF Series Solutions
85.	NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
86.	Opus Small Cap Value ETF, Series of ETF Series Solutions
87.	Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
88.	The Acquirers Fund, Series of ETF Series Solutions
89.	U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
90.	U.S. Global JETS ETF, Series of ETF Series Solutions
91.	U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
92.	US Vegan Climate ETF, Series of ETF Series Solutions
93.	First American Funds, Inc.
94.	FundX Investment Trust
95.	The Glenmede Fund, Inc.
96.	The Glenmede Portfolios
97.	The GoodHaven Funds Trust
98.	Harding, Loevner Funds, Inc.
99.	Hennessy Funds Trust
100.	Horizon Funds
101.	Hotchkis & Wiley Funds
102.	Intrepid Capital Management Funds Trust
103.	Jacob Funds Inc.
104.	The Jensen Quality Growth Fund Inc.
105.	Kirr, Marbach Partners Funds, Inc.
106.	Leuthold Funds, Inc.
107.	Core Alternative ETF, Series of Listed Funds Trust
108.	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
109.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
110.	LKCM Funds
111.	LoCorr Investment Trust
112.	MainGate Trust
113.	ATAC Rotation Fund, Series of Managed Portfolio Series
114.	Coho Relative Value Equity Fund, Series of Managed Portfolio Series
115.	Coho Relative Value ESG Fund, Series of Managed Portfolio Series
116.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
117.	Ecofin Global Energy Transition Fund, Series of Managed Portfolio Series

118.	Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
119.	Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
120.	Ecofin Sustainable Water Fund, Series of Managed Portfolio Series
121.	Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
122.	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
123.	Kensington Active Advantage Fund, Series of Managed Portfolio Series
124.	Kensington Defender Fund, Series of Managed Portfolio Series
125.	Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
126.	Kensington Managed Income Fund, Series of Managed Portfolio Series
127.	LK Balanced Fund, Series of Managed Portfolio Series
128.	Muhlenkamp Fund, Series of Managed Portfolio Series
129.	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
130.	Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
131.	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
132.	Olstein All Cap Value Fund, Series of Managed Portfolio Series
133.	Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
134.	Port Street Quality Growth Fund, Series of Managed Portfolio Series
135.	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
136.	Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
137.	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
138.	Reinhart International PMV Fund, Series of Managed Portfolio Series
139.	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
140.	Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
141.	Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
142.	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
143.	V-Shares MSCI World ESG Materiality and Carbon Transition ETF, Series of Managed Portfolio Series
144.	V-Shares US Leadership Diversity ETF, Series of Managed Portfolio Series
145.	Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
146.	Hood River International Opportunity Fund, Series of Manager Directed Portfolios
147.	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
148.	Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
149.	Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios
150.	Matrix Advisors Funds Trust
151.	Matrix Advisors Value Fund, Inc.
152.	Monetta Trust
153.	Nicholas Equity Income Fund, Inc.
154.	Nicholas Fund, Inc.
155.	Nicholas II, Inc.
156.	Nicholas Limited Edition, Inc.
157.	Oaktree Diversified Income Fund Inc.
158.	Permanent Portfolio Family of Funds
159.	Perritt Funds, Inc.
160.	Procure ETF Trust II
161.	Professionally Managed Portfolios
162.	Prospector Funds, Inc.
163.	Provident Mutual Funds, Inc.
164.	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
165.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
166.	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
167.	Aquarius International Fund, Series of The RBB Fund, Inc.

168.	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
169.	Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
170.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
171.	Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
172.	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
173.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
174.	Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
175.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
176.	F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
177.	F/m 6-Month Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
178.	F/m 9-18 Month Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
179.	F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
180.	F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
181.	F/m 5-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
182.	F/m 7-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
183.	F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
184.	F/m 20-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
185.	F/m 30-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
186.	F/m 15+ Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
187.	F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
188.	F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.
189.	F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF, Series of The RBB Fund, Inc.
190.	F/m Ultrashort Tax-Free Municipal ETF, Series of The RBB Fund, Inc.
191.	F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
192.	F/m Compoundr U.S. Aggregate Bond ETF of The RBB Fund, Inc.
193.	F/m Compoundr High Yield Bond ETF of The RBB Fund, Inc.
194.	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
195.	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
196.	Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
197.	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
198.	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
199.	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
200.	Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.
201.	Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.
202.	Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.
203.	Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
204.	SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
205.	SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
206.	SGI Enhanced Nasdaq-100 ETF, Series of The RBB Fund, Inc.
207.	SGI Global Equity Fund, Series of The RBB Fund, Inc.
208.	SGI Peak Growth Fund, Series of The RBB Fund, Inc.
209.	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
210.	SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
211.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
212.	SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
213.	SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
214.	SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
215.	F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
216.	F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
217.	F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.

218.	F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
219.	F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
220.	F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
221.	F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
222.	F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
223.	F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
224.	F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
225.	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
226.	WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
227.	WPG Partners Select Hedged Fund, Series of The RBB Fund, Inc.
228.	P/E Global Enhanced International Fund, Series of The RBB Fund Trust
229.	Torray Fund, Series of The RBB Fund Trust
230.	Longview Advantage ETF, Series of The RBB Fund Trust
231.	First Eagle Global Equity ETF, Series of The RBB Fund Trust
232.	First Eagle Overseas Equity ETF, Series of The RBB Fund Trust
233.	Tweedy, Browne Insider + Value ETF, Series of The RBB Fund Trust
234.	Tweedy, Browne International Insider + Value ETF, Series of The RBB Fund Trust
235.	Advent Convertible Bond ETF, Series of The RBB Fund Trust
236.	Twin Oak Active Opportunities II ETF, Series of The RBB Fund Trust
237.	Twin Oak Active Opportunities III ETF, Series of The RBB Fund Trust
238.	Twin Oak Endure ETF, Series of The RBB Fund Trust
239.	Wayfinder Dynamic U.S. Interest Rate ETF, Series of The RBB Fund Trust
240.	MUFG Japan Small Cap Active ETF, Series of The RBB Fund Trust
241.	Penn Capital Short Duration High Income Fund, Series of The RBB Fund Trust
242.	Penn Capital Special Situations Small Cap Fund, Series of The RBB Fund Trust
243.	Pathfinder Focused Opportunities ETF
244.	Pathfinder Disciplined US Equity ETF
245.	RBC Funds Trust
246.	Series Portfolios Trust
247.	Thompson IM Funds, Inc.
248.	TrimTabs ETF Trust
249.	Trust for Advised Portfolios
250.	Barrett Growth Fund, Series of Trust for Professional Managers
251.	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
252.	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
253.	CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
254.	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
255.	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
256.	RiverPark Strategic Income Fund, Series of Trust for Professional Managers
257.	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
258.	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
259.	Jensen Quality Value Fund, Series of Trust for Professional Managers
260.	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
261.	Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
262.	Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
263.	USQ Core Real Estate Fund
264.	Wall Street EWM Funds Trust

(a)(2) Vigilant Distributors, LLC serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Free Market Fixed Income Fund, Series of The RBB Fund, Inc.
2.	Free Market International Equity Fund, Series of The RBB Fund, Inc.
3.	Free Market US Equity Fund, Series of The RBB Fund, Inc.
4.	Matson Money Fixed Income VI Portfolio, Series of The RBB Fund, Inc.
5.	Matson Money International Equity VI Portfolio, Series of The RBB Fund, Inc.
6.	Matson Money US Equity VI Portfolio, Series of The RBB Fund, Inc.
7.	YCG Funds
8.	Pemberwick Fund, Series of Manager Directed Portfolios
9.	Sphere 500 Climate Fund, Series of Manager Directed Portfolios
10.	ERShares Entrepreneurs ETF, series of EntrepreneuerShares Series Trust
11.	ERShares NextGen Entrepreneurs ETF, series of EntrepreneuerShares Series Trust
12.	ERShares US Large Cap Fund, series of EntrepreneuerShares Series Trust
13.	ERShares Global Fund, series of EntrepreneuerShares Series Trust
14.	ERShares US Small Cap Fund, series of EntrepreneuerShares Series Trust
15.	Hardman Johnston International Growth Fund, Series of Manager Directed Portfolios
16.	Modern Capital Tactical Opportunities Fund, of Modern Capital Funds Trust

(b)(1)	The following are the Officers and Manager of Quasar, one of the Registrant’s underwriters. Quasar’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301 Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301 Portland, ME 04101	Vice President and Chief Compliance Officer and Treasurer	None
Weston Sommers	190 Middle Street, Suite 301 Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None
Kelly B. Whetstone	190 Middle Street, Suite 301 Portland, ME 04101	Secretary	None

(b)(2)	The following are the Officers of Vigilant Distributors, LLC, one of the Registrant’s underwriters. Vigilant Distributors, LLC’s main business address is Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, Pennsylvania 19317.

Name	Address	Position with Underwriter	Position with Registrant
Patrick Chism	Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, PA 19317	Chief Executive Officer and Chief Compliance Officer	None
Gerald Scarpati	Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, PA 19317	Chief Financial Officer and Principal Financial Officer	None

(c)	Not Applicable

Item 33.	LOCATION OF ACCOUNTS AND RECORDS

(1)	Boston Partners Global Investors, Inc., One Beacon Street, Boston, Massachusetts 02108 (records relating to its function as investment adviser).

(2)	Matson Money, Inc. (formerly Abundance Technologies, Inc.), 5955 Deerfield Blvd., Mason, Ohio 45040 (records relating to its function as investment adviser).

(3)	Summit Global Investments, LLC, 620 South Main Street, Bountiful, Utah 84010 (records relating to its function as investment adviser).

(4)	Abbey Capital Limited, 8 St. Stephen’s Green, Dublin 2, Ireland, (records relating to its function as investment adviser).

(5)	Altair Advisers LLC, 225 West Washington, Suite 2400, Chicago, Illinois 60606 (records relating to its function as investment adviser).

(6)	Campbell & Company Investment Adviser LLC, 2850 Quarry Lake Drive, Baltimore, Maryland 21209 (records relating to its function as investment adviser).

(7)	Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 300, Alexandria, Virginia 22314 (records relating to its function as investment adviser).

(8)	Optima Asset Management LLC, 10 East 53rd Street, New York, New York 10022 (records relating to its function as investment adviser).

(9)	F/m Investments LLC, 3050 K Street NW, Suite 201, Washington, DC 20007 (records relating to its function as investment adviser).

(10)	Emerald Mutual Fund Advisers Trust, 3175 Oregon Pike, Leola, Pennsylvania 17540 (records relating to its function as investment adviser).

(10)	U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent).

(11)	U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin, 53212 (records relating to its function as custodian).

(12)	Quasar Distributors, LLC, 190 Middle Street, Suite 301, Portland, ME 04101 (records relating to its function as underwriter).

(13)	Vigilant Distributors, LLC, Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, Pennsylvania 19317 (records relating to its function as underwriter).

Item 34.	MANAGEMENT SERVICES

None.

Item 35.	UNDERTAKINGS

Not applicable.

 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Short Hills and State of New Jersey on the December 30, 2025.

THE RBB FUND, INC.

By:	/s/ Steven Plump
Steven Plump
President

Pursuant to the requirements of the 1933 Act, this Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Steven Plump	President (Principal Executive Officer)	December 30, 2025
Steven Plump

/s/ James G. Shaw	Chief Financial Officer (Principal Financial and Accounting Officer)	December 30, 2025
James G. Shaw

*Gregory P. Chandler	Director	December 30, 2025
Gregory P. Chandler

*Lisa A. Dolly	Director	December 30, 2025
Lisa A. Dolly

*Nicholas A. Giordano	Director	December 30, 2025
Nicholas A. Giordano

*Arnold M. Reichman	Director	December 30, 2025
Arnold M. Reichman

*Robert Sablowsky	Director	December 30, 2025
Robert Sablowsky

*Brian T. Shea	Director	December 30, 2025
Brian T. Shea

*Martha A. Tirinnanzi	Director	December 30, 2025
Martha A. Tirinnanzi

*By:	/s/ James G. Shaw

James G. Shaw
Attorney-in-Fact

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Gregory P. Chandler, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	July 9, 2025

/s/ Gregory P. Chandler
Gregory P. Chandler

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Lisa A. Dolly, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	July 9, 2025

/s/ Lisa A. Dolly
Lisa A. Dolly

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Nicholas A. Giordano, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	July 9, 2025

/s/ Nicholas A. Giordano
Nicholas A. Giordano

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Arnold M. Reichman, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	July 9, 2025

/s/ Arnold M. Reichman
Arnold M. Reichman

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	July 9, 2025

/s/ Robert Sablowsky
Robert Sablowsky

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Brian T. Shea, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	July 9, 2025

/s/ Brian T. Shea
Brian T. Shea

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Martha A. Tirinnanzi, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	July 9, 2025

/s/ Martha A. Tirinnanzi
Martha A. Tirinnanzi

Exhibit No.	Description
(d)(144)	Investment Advisory Agreement (F/m Compoundr Ultrashort Treasury ETF, F/m Compoundr Intermediate Treasury ETF, F/m Compoundr Long Treasury ETF) between Registrant and F/m Investments LLC
(d)(145)	Expense Limitation Agreement (F/m Compoundr Ultrashort Treasury ETF, F/m Compoundr Intermediate Treasury ETF and F/m Compoundr Long Treasury ETF) between Registrant and F/m Investments LLC
(g)(20)	Nineteenth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association
(g)(21)	Twentieth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association
(h)(69)	Twenty-first Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC
(h)(70)	Twenty-first Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC
(h)(71)	Nineteenth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC
(h)(73)	Twenty-second Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC
(h)(74)	Twenty-second Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC
(h)(75)	Twentieth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC
(i)(1)	Consent of Counsel
(i)(2)	Opinion of Counsel
(j)(1)	Consent of Cohen & Company, Ltd.
(j)(2)	Consent of PricewaterhouseCoopers LLP
(j)(3)	Consent of Tait, Weller & Baker LLP
(l)(68)	Purchase Agreement (F/m Compoundr Ultrashort Treasury ETF) between Registrant and F/m Investments LLC